As filed with the U.S. Securities and Exchange Commission on April 20, 2022
Registration Nos. 333-133671
811-07534

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-6

REGISTRATION STATEMENT
Under the Securities Act of 1933
Post-Effective Amendment No. 26	☒
and/or
REGISTRATION STATEMENT
Under the Investment Company Act of 1940
Amendment No. 59	☒

PARAGON SEPARATE ACCOUNT B
(Exact Name of Registrant)

METROPOLITAN LIFE INSURANCE COMPANY
(Name of Depositor)
200 Park Avenue
New York, NY 10166
(Address of Depositor’s Principal Executive Offices)
Depositor’s Telephone Number, Including Area Code: (212) 578-9500
METROPOLITAN TOWER LIFE INSURANCE COMPANY
200 Park Avenue
New York, NY 10166
(Name and Address of Guarantor)
Stephen W. Gauster, Esq.
Executive Vice President and General Counsel
Metropolitan Life Insurance Company
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Copy to:
W. Thomas Conner, Esq.
Vedder Price P.C.
1401 New York Avenue NW, Suite 500
Washington, D.C. 20005
Approximate Date of Proposed Public Offering: May 1, 2022
It is proposed that this filing will become effective (check appropriate box):
□	immediately upon filing pursuant to paragraph (b)
☒	on May 1, 2022 pursuant to paragraph (b)
□	60 days after filing pursuant to paragraph (a)(1)

□	on (date) pursuant to paragraph (a)(1) of Rule 485 under the Securities Act.

If appropriate, check the following box:
□	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

May 1, 2022
Group And Individual Flexible Premium Variable Life Insurance Policies (Multi Manager C)
Issued by Paragon Separate Account B of
Metropolitan Life Insurance Company
Direct all correspondence and inquiries to the Administrative Office:
METLIFE GVUL
Administrative Office, Suite 600, 11330 Olive Boulevard St. Louis, Mo 63141
Phone number: (800) 756-0124
PROSPECTUS
This Prospectus describes flexible premium variable life insurance policies (the “Contracts”) offered by Metropolitan Life Insurance Company (the “Company,” “Metropolitan Life,” “MetLife,” “we,” “our,” or “us”) which are designed for use in employer-sponsored insurance programs. When a Group Contract is issued, Certificates showing the rights of the Owners and/or Insureds will be issued under the Group Contract. Individual Policies will be issued when a Group Contract is not issued. In addition, we will amend a Certificate issued under a Group Contract so that it will continue in force as an Individual Policy in certain circumstances. The terms of the Certificate and the Individual Policy differ only with respect to provisions relating to the Group Contract that do not apply to the Individual Policy. Definitions of Group Contract, eligible participants, actively at work requirement, and the provisions regarding termination of the Group Contract do not appear in the Individual Policy. The Certificate and the Individual Policy are collectively referred to in this Prospectus as “Policy” or “Policies.”
This Prospectus also describes a guarantee provided by Metropolitan Tower Life Insurance Company (“Met Tower” or the “Guarantor”) of MetLife’s obligations under certain Policies originally issued by Paragon Life Insurance Company and assumed by MetLife as a result of the merger of Paragon Life Insurance Company with MetLife on May 1, 2006, with MetLife as the surviving company.
The Policy is a long-term investment designed to provide significant life insurance benefits for the Insured. This prospectus provides information that a prospective owner should know before investing in the Policy. An Owner (also “you”) should consider the Policy in conjunction with other insurance you own.
If you are a new investor in the Policy, you may cancel your Policy generally within 20 days (or such longer period as state law requires) of your receipt of the Policy or, if later, 45 days after you sign the application for coverage. You may return the Policy during this period for a refund. We will refund an amount equal to all premiums paid under the Policy. You should review this Prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.
You may allocate net premiums to the Divisions (Divisions may be referred to as “Investment Divisions” in your Policy and marketing materials) of Paragon Separate Account B (the “Separate Account”). Each Division invests solely in a Portfolio of a Fund listed in Appendix A below. For certain Policies, you may also allocate net premiums to the General Account. You should check with your Employer as to whether the General Account is available under your Policy.
Please note that the Policy and the Portfolios are not guaranteed to achieve their goals, are not federally insured, are not endorsed by any bank or government agency, and are subject to risks, including the loss of the amount invested.
Additional information about certain investment products, including variable life insurance, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov
The Securities and Exchange Commission (“SEC”) has not approved or disapproved the policy or determined that this Prospectus is adequate or complete. Any representation to the contrary is a criminal offense.

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IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT
	FEES AND EXPENSES			LOCATION IN PROSPECTUS
Charges for Early Withdrawals	None			—
Transaction Charges	You may be subject to transaction charges that may apply if you surrender your Policy or make a partial withdrawal. You also may be charged for other transactions, such as when you make a premium payment, transfer cash value between investment options, or exercise your Accelerated Death Benefit Settlement Option Rider.			“Charges and Deductions — Transaction Charges”
Ongoing Fees and Expenses (annual charges)	In addition to charges described above, an investment in the Policy is subject to certain ongoing fees and expenses, including a mortality and expense risk charge and a monthly deduction covering the cost of insurance under the Policy, monthly administrative charge and optional benefits added by rider, and such fees and expenses are set based on characteristics of the Insured (e.g., the age and rate class of the covered person) as well as the Group characteristics. Please refer to the specifications page of your Policy for applicable rates.

	You will also bear expenses associated with the Portfolios available under your Policy, as shown in the following table:			“Charges and Deductions–Monthly Deduction” “Charges and Deductions – Mortality and Expense Risk Charge” “Charges and Deductions – Portfolio Charges and Expenses”
	Annual Fee	MIN	MAX
	Investment options (Portfolio fees and charges)	0.10%	1.13%
	RISKS			LOCATION IN PROSPECTUS
Risk of Loss	You can lose money by investing in this Policy.			“Principal Risks”
Not a Short-Term Investment	The Policies are designed to provide insurance protection. They should not be used as a short-term investment or if you need ready access to cash, because you will be charged when you make premium payments and you will also pay a transaction fee on partial withdrawals.			“Principal Risks”
Risks Associated with Investment Options	An investment in this Policy is subject to the risk of poor investment performance and can vary depending on the performance of the Portfolios available under the Policy. Each investment option (including any General Account investment option) has its own unique risks. You should review the investment options before making an investment decision.			“Principal Risks”
Insurance Company Risks	Investments in the Policy are subject to the risks related to Metropolitan Life including any obligations (including under any General Account investment option), guarantees, and benefits of the Policy, which are subject to the claims paying ability of Metropolitan Life. If Metropolitan Life experiences financial distress, it may not be able to meet its obligations to you. More information about Metropolitan Life, including its financial strength ratings, is available upon request by calling call 1-800-756-0124 or visiting: https://www.metlife.com/about-us/corporate-profile/ratings/.			“Principal Risks”
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	RISKS	LOCATION IN PROSPECTUS
Contract Lapse	Your Policy may lapse if you have paid an insufficient amount of premiums or if the investment experience of the Portfolios is poor and the cash surrender value under your Policy is insufficient to cover the monthly deduction. Lapse of a Policy on which there is an outstanding loan may have adverse tax consequences. If the Policy lapses, no death benefit will be paid. A Policy may be reinstated if the conditions for reinstatement are met including the payment of required premiums.	“Principal Risks”
	RESTRICTIONS	LOCATION IN PROSPECTUS
Investments	At the present time, no charge is assessed against the cash value of a Policy when amounts are transferred among the Divisions of the Separate Account and between the Divisions and the General Account, but we reserve the right to impose a charge of $25 to cover administrative costs incurred in processing any transfer in excess of 12 in a Policy year. Policy owners may transfer cash value between and among the Divisions and the General Account. Restrictions may apply to frequent transfers.
	Metropolitan Life reserves the right to remove or substitute portfolio companies as investment options that are available under the Policy.	“Features of the Policy - Transfers”
Optional Benefits	Rider availability is subject to your employer making the rider available. Depending upon your employer’s requirements, certain Policy riders may only be able to be added to in force Policies during the employer’s annual enrollment. With respect to the dependent life benefit riders (spouse coverage or child coverage), depending upon your employer’s elected rider benefit, you may also need to be on active status. You should check with your employer regarding the availability of riders and whether you need to be on active status to elect the dependent life benefit riders (spouse coverage or child coverage).	“Features of the Policy -Additional Benefits and Riders”
	TAXES	LOCATION IN PROSPECTUS
Tax Implications	Consult with a tax professional to determine the tax implications of an investment in and payments received under this Policy.
Withdrawals will be subject to ordinary income tax, and may be subject to tax penalties.
	Lapse of a Policy on which there is an outstanding loan may have adverse tax consequences.	“Federal Tax Matters”
	CONFLICTS OF INTEREST	LOCATION IN PROSPECTUS
Investment Professional Compensation	Your investment professional may receive compensation relating to your ownership of a Policy, both in the form of commissions and continuing payments. These investment professionals may have a financial incentive to offer or recommend the Policy over another investment.	“Distribution of the Policies”
Exchanges	Some investment professionals may have a financial incentive to offer you a new policy in place of your current Policy. You should only exchange your Policy if you determine, after comparing the features, fees, and risks of both policies, that it is better for you to purchase the new policy rather than continue to own your existing Policy.	“Distribution of the Policies”
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OVERVIEW OF THE POLICY
Purpose of the Policy
The Policy is designed for use in employer-sponsored life insurance programs to provide employees who elect coverage tax deferred accumulation of assets through an investment portfolio and a death and/or other benefits. The Policy may be appropriate for an investor who has a longer time horizon, is not purchasing the Policy for short-term liquidity needs and desires life insurance coverage.
Payment of Premiums
Where provided by an employer, the minimum initial premium and the planned premium will be remitted to us by the employer on your behalf pursuant to a premium payment schedule (the “Payroll Deduction Plan”). You must authorize the amount of the premiums remitted by the employer. If the employer does not provide a Payroll Deduction Plan, you must pay the minimum premium and the planned premium directly to us. In addition to planned premiums, you may send unscheduled premium payments directly to us at any time and in any amount, subject to the minimum and maximum premium limitations. No insurance will take effect until the minimum initial premium set forth in the specifications pages of the Policy is paid, and the health and other conditions, including eligibility of the Insured described in the application for insurance, must not have changed. The Contractholder or employer will pay the initial premium on your behalf. The initial premium for a Policy must at least equal one-twelfth (1/12th) of the planned annual premium for the Policy set forth in the specifications pages. Every premium payment (other than a planned premium) paid must be at least $20. We will not accept any premium payment that would cause your total premiums to exceed current maximum premium limitations that qualify the Policy as life insurance according to federal tax laws. The planned premium is an amount that you arrange to pay for the Policy that is based on the requested initial Face Amount, the Issue Age of the Insured and the charges under the Policy. You are not required to pay premiums equal to the planned premium. Premium payments made directly to us should be sent to our Administrative Office. The payment of a given premium will not necessarily guarantee that your Policy will remain in force. Rather, this depends on the Policy’s cash surrender value. Insufficient premiums may result in lapse of the Policy. Premiums may be allocated among the investment options including the General Account. Additional information about each Portfolio including its Portfolio type, advisers and any sub-advisers as well as current expenses and certain performance information is included in Appendix A.
Features of the Policy
The Policy has a number of features designed to provide lifetime insurance coverage as well as maximum flexibility in connection with premium payments and death benefits, including flexibility to change the type and amount of the death benefit; flexibility in paying premiums; loan privileges; surrender privileges; and optional insurance benefits.
Standard Death Benefit. We pay death benefit proceeds to the Beneficiary once we have received satisfactory proof of the Insured’s death, or to you, before the Insured’s death and under circumstances described in available riders. The death benefit proceeds equal the death benefit PLUS any additional benefit provided by rider and MINUS any outstanding Indebtedness and any unpaid monthly deductions and any benefits paid under the Accelerated Death Benefit Settlement Option Rider as of the end of the Valuation Period that includes the date of the Insured’s death.
You may choose between two standard death benefit options available under the Policy. After the first Policy Anniversary, you may change the death benefit option while the Policy is in force. Changing the death benefit
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option may have tax consequences. We calculate the amount payable under each death benefit option as of the end of the Valuation Period that includes the Insured’s date of death.
•	Death Benefit Option A is a “Level Type” death benefit equal to the Face Amount of the Policy, or, if greater, a percentage of Cash Value based on federal tax law requirements.
•	Death Benefit Option B is an “Increasing Type” death benefit equal to the Face Amount of the Policy plus the Cash Value or, if greater, a percentage of Cash Value based on federal tax law requirements. This option is the only option presented for purchase for certain Group Contracts and employer-sponsored programs.
So long as a Policy remains in force, the death benefit under either option will be at least equal to the current Face Amount. The death benefit will never be less than the minimum amount required for the Policy to be treated as life insurance under U.S. Federal income tax rules, as in effect on the date the Policy was issued.
Surrenders. At any time that a Policy is in effect, you may elect to surrender the Policy and receive its Cash Surrender Value. A surrender may have tax consequences.
Partial Withdrawals. After the first Policy Year, you may request to withdraw part of the Cash Surrender Value once each Policy Month. Partial withdrawals may have federal income tax consequences and may increase the risk that your Policy will lapse (terminate without value).
Transfers. Subject to certain restrictions, you may transfer Cash Value among the Divisions of the Separate Account or the General Account, if applicable. (An Owner has additional transfer rights under the Policy, including, but not limited to, the conversion privilege by which, within the first two years of the Issue Date of the Policy, an Owner may, upon written request, convert a Policy still in force to a fixed benefit life insurance policy.) There are restrictions on transfers involving the General Account. We may restrict transfers in the future or even revoke the transfer privilege for certain Policy Owners. For additional information on the restrictions we may impose on transfers and the costs and risks to you that can result from disruptive trading activities, see “Transfers.”
Loans. After the first Policy Anniversary, you may borrow against the Cash Value of the Policy. We transfer a portion of the Cash Value equal to the amount of the loan, and an amount equal to the present value of the loan interest due, from each Division of the Separate Account or the General Account to the Loan Account as collateral for the loan. The maximum amount you may borrow is an amount equal to 85% of the Cash Value on the date the loan is requested less any outstanding Indebtedness. We charge interest on the amount of the Policy Loan at an annual rate of 8%. We will credit interest on amounts in the Loan Account at an annual rate of at least 5%. Loans may have tax consequences.
Additional Benefits and Riders. We offer several optional insurance benefits and riders that provide supplemental benefits under the Policy. These are the Waiver of Monthly Deductions Rider, Children’s Life Insurance Rider, Spouse’s Life Insurance Rider and the Accelerated Death Benefit Settlement Option Rider. We generally deduct any monthly charges for these options and riders from the Cash Value as part of the monthly deduction. These riders may not be available in all states and some Group Contracts or employer-sponsored insurance programs may not offer certain riders. Please contact us at our Administrative Office for further details.
FEE TABLES
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making partial withdrawals from the Policy. We may charge fees and use rates that are lower than the maximum guaranteed charges reflected in the tables. The Contractholder (employer) chooses which charges, Group A, Group B or Group C, will apply to the Policies issued to the Employees of the employer. (See "Issuing the
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Policy — Selection of Charge Structure (Group A, Group B and Group C).") Please refer to your Policy specification page for information about the specific fees you will pay each year based on the options you have elected.
The first table described the fees and expenses that you will pay at the time that you buy the Policy, surrender or make withdrawals from the Policy, or transfer cash between investment options.
Transaction Charges
Charge	When Charge Deducted	Maximum Amount Deducted
Maximum Premium Expense Charge (load)
• For Policies issued under Group Contracts	Upon Receipt of Premium Payment	1.00% of each premium payment
• For Policies treated as individual contracts under Omnibus Budget Reconciliation Act of 1990		2.00% of each premium payment
Premium Tax Charge	Upon Receipt of Premium Payment	Group A	Group B	Group C
		2.25%	2.25%	No explicit charge (1)
Partial Withdrawal Charge	Upon each partial withdrawal from the Certificate	$25 (2)
Transfer Charge	Upon transfer in excess of 12 in a Certificate Year	$25 per transfer(3)
Accelerated Death Benefit Settlement Option Rider Administrative Charge	At the time an accelerated death benefit is paid	$100 (3)
(1)	For Policies issued under a Group C charge structure, the premium tax charge is not assessed as an explicit charge; instead, it is included in the insurance rates resulting in a higher cost of insurance charge for these Policies. (See "Selection of Charge Structure (Group A, Group B and Group C)").
(2)	The partial withdrawal charge is equal to the lesser of $25 or 2% of the amount of the withdrawal.
(3)	We do not currently impose this charge.
The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy not including Portfolio fees and expenses.
Periodic Charges Other Than Annual Portfolio Expenses
Charge	When Charge is Deducted	Maximum Amount Deducted
Base Contract Charge:
Cost of Insurance Charge(3)	Group Contracts issued before 1/1/09(1)	Group Contracts issued on and after 1/1/09(2)
• Minimum and Maximum Charge	Monthly	$0.16 to $31.31 per $1,000 of net amount at risk	$0.15 to $83.33 per $1,000 of net amount at risk
• Charge for a Representative Insured(4)	$0.45 per $1,000 net amount at risk	$0.92 per $1,000 net amount at risk
Administrative Charge(5)	Monthly	Group A	Group B	Group C
$6.00	No explicit charge(6)	No explicit charge(6)
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Charge	When Charge is Deducted	Maximum Amount Deducted
Mortality and Expense Risk Charge(7)	Daily	0.90% (annually) of the net assets of each Division of the Separate Account
Loan Interest Spread(8)	Annually	3.0%
Optional Benefit Charges:
Waiver of Monthly Deductions During Total Disability Rider(9)	Monthly	Group Contracts Issued Before 1/1/04	Group Contracts Issued 1/1/04-12/31/08	Group Contracts, Issued On Or After1/1/09
• Minimum and Maximum Charge (10)	Monthly	$0.01 to $.24 per $1.00 of waived premium	$0.02 to $3.76 per $1,000 of net amount at risk	$0.06 to $0.31 per $1,000 of net amount at risk
• Charge for a Representative Insured(4)		$0.07 per $1.00 of waived premium	$0.06 per $1,000 of net amount at risk	$0.10 per $1,000 of net amount at risk
Children’s Life Insurance Rider	Monthly	$0.41 per $1,000 of coverage
Spouse’s Life Insurance Rider(9)
• Minimum and Maximum Charge	Monthly	$0.15 to $31.31 per $1,000 of coverage
• Charge for a Representative Insured(11)		$0.45 per $1,000 of coverage
(1)	Also applies to Individual Policies issued under an employer-sponsored insurance program established before 1/1/09.
(2)	Also applies to Individual Policies issued under an employer-sponsored insurance program established on or after 1/1/09.
(3)	Cost of insurance rates vary based on the Insured’s Attained Age and rate class. The cost of insurance charge will also vary depending on which charge structure the Contractholder has chosen for the Policies. The cost of insurance charge is greater for participants in a Group Contract that uses a Group B or Group C charge structure than those in a Group Contract that uses a Group A charge structure. (See "Issuing the Policy — Selection of Charge Structure (Group A, Group B and Group C).") The cost of insurance charges shown in the table may not be typical of the charges you will pay. More detailed information concerning your cost of insurance charges is available on request from our Administrative Office.
(4)	A representative Insured is a person with an attained age of 45, actively at work.
(5)	The maximum administrative charge we can apply to any Policy can vary but will not exceed the amounts in the table. Please refer to your Policy Schedule Page for the administrative charge that applies to your Policy.
(6)	For Policies issued under a Group B or Group C charge structure, the administrative charge is not assessed as an explicit charge; instead, it is included in the insurance rates resulting in a higher cost of insurance charge for these Policies. (See "Selection of Charge Structure (Group A, Group B and Group C).")
(7)	The Mortality and Expense Risk Charge is currently 0.75% (annually) of the net assets of each Division of the Separate Account.
(8)	The maximum amount of interest we charge is 8% and the minimum amount of interest we credit is 5% for a maximum loan interest spread of 3%.
(9)	Charges for this rider vary based on the Insured’s individual characteristics. The rider charges shown in the table may not be typical of the charges you will pay. Your Policy will indicate the rider charges applicable to your Policy, and more detailed information concerning these rider charges is available on request from our Administrative Office.
(10)	The maximum charge for this rider does not increase the maximum charge outlined under the maximum charge of the Cost of Insurance Charge.
(11)	For Spouse’s Life Insurance Rider, a representative Insured is an employee’s spouse that has an attained age of 45.
The next table shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Policy. A complete list of the Portfolios available under the Policy, including their annual expenses, may be found in Appendix A at the back of this document.
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Annual Portfolio Operating Expenses
	Minimum	Maximum
Annual Portfolio Expenses (as a percentage of average net assets) (expenses that are deducted from Portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.10%	1.13%
PRINCIPAL RISKS
Investment Risk
If you invest your Cash Value in one or more Divisions of the Separate Account, then you will be subject to the risk that the investment performance of the Divisions will be unfavorable and that the Cash Value will decrease. An investment in this Policy is subject to the risk of poor investment performance and can vary depending on the performance of the Portfolios available under the Policy. Each investment option (including any General Account option) has its own unique risks. You should review the investment options before making an investment decision. A comprehensive discussion of the risks of each of the Portfolios may be found in each Portfolio’s prospectus. Please refer to the prospectuses for the Portfolios for more information. There is no assurance that any of the Portfolios will achieve its stated investment objective. In addition, we deduct Policy fees and charges from your Cash Value, which can significantly reduce your Cash Value. During times of poor investment performance, this deduction will have an even greater impact on your Cash Value. You could lose everything you invest and your Policy could lapse without value, unless you pay additional premium.
If you allocate premiums to the General Account, then we credit your Cash Value (in the General Account) with a declared rate of interest. You assume the risk that the interest rate on the General Account may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 4% (3% if the General Account is first made available under the Policy on or after May 1, 2011).
Risk of an Increase in Current Fees and Expenses
Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. In the future, we may increase these current charges up to the guaranteed (that is, maximum) levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.
Policy Lapse
If your Cash Surrender Value is not enough to pay the monthly deduction and other charges, your Policy may enter a 62-day grace period. A shorter grace period applies to the Contractholder (the employer) of the Group Contract. We will notify you that the Policy will lapse (terminate without value) unless you make sufficient payment during the grace period. Your Policy also may lapse if your Indebtedness exceeds your Cash Value on any Monthly Anniversary. If either of these situations occurs, your Policy will be in default and you must pay a specified amount of new premium to prevent your Policy from lapsing. Subject to certain conditions and our underwriting rules, you may reinstate a lapsed Policy within five years after the date of lapse and before the Maturity Date. In certain situations your Policy may also terminate if your employer ends its participation in the Group Policy.
Limitations on Access to Cash Value
We limit partial withdrawals of cash value from the Policies. You may not take a partial withdrawal in the first Policy year. Thereafter, you may make up to one partial withdrawal each Policy Month. The minimum amount of a
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partial withdrawal, net of any transaction charges, is currently $200. The minimum amount that can be withdrawn from any one Division or from the General Account is the lesser of $50 or the Policy’s Cash Value in that Division or in the General Account. The maximum amount that can be withdrawn, including the partial withdrawal transaction charge, is the Loan Value.
Limitations on Transfers
We do not currently charge for transfers, but we reserve the right to charge up to $25 per transfer to cover administrative costs incurred in processing any transfer in excess of 12 in a Policy year, except for transfers under the Automated Investment Strategies. We have adopted procedures to limit excessive transfer activity. In addition, each Fund may restrict or refuse certain transfers among, or purchases of shares in their Portfolios as a result of certain market timing activities. You should read each Portfolio’s prospectus for more details. The minimum amount that you must transfer is currently $250, or, if less, the Policy’s Cash Value in a Division or in the General Account. (We are not currently enforcing this restriction for transfers from the General Account but reserve the right to do so in the future.)
Tax Treatment
To qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code (the “Code”). Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so. The insurance proceeds payable upon death of the Insured will never be less than the minimum amount required for a Policy to be treated as life insurance under section 7702 of the Code, as in effect on the date the Policy was issued.
Depending on the total amount of premiums you pay, the Policy may be treated as a “modified endowment contract” (“MEC”) under Federal tax laws. If a Policy is treated as a MEC, then surrenders, partial withdrawals and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial withdrawals, and loans taken before you reach age 59 1⁄2.
Under current federal income tax law, the taxable portion of distributions from variable life contracts is taxed at ordinary income tax rates and does not qualify for the reduced tax rate applicable to long-term capital gains and dividends.
You should consult a qualified tax adviser for assistance in all Policy-related tax matters.
Surrender And Partial Withdrawals (Short-Term Investment Risk)
We designed the Policy to meet long-term financial goals. To best realize the benefits available through the Policy, including the benefit of tax deferred build-up of Cash Value, you should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Policy in the near future. The Policy is not suitable as a short-term savings vehicle. A surrender, in whole or in part, may have tax consequences and may increase the risk that your Policy will lapse.
We assess a partial withdrawal transaction charge equal to the lesser of $25 or 2% of the amount withdrawn. A partial withdrawal may reduce the Face Amount as well as the death benefit. In certain circumstances, the reduction of the death benefit resulting from a partial withdrawal also may affect the cost of insurance charge and
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the amount of insurance protection afforded under a Policy. Partial withdrawals may have tax consequences and may increase the risk that your Policy will lapse.
Loans
A Policy Loan, whether or not repaid, will affect Cash Value over time because we subtract the amount of the Policy Loan from the Divisions of the Separate Account or the General Account and hold that amount in the Loan Account. This loan collateral does not participate in the investment performance of the Divisions of the Separate Account.
We reduce the amount we pay on the Insured’s death, surrender, or the maturity of the Policy, by the amount of any Indebtedness. Your Policy may lapse (terminate without value) if the Indebtedness exceeds the Cash Value on any Monthly Anniversary.
A Policy Loan may have tax consequences. If you surrender the Policy or allow the Policy to lapse or if the Policy terminates while a Policy Loan is outstanding, the amount of the outstanding Indebtedness, to the extent it has not previously been taxed, will be added to any amount you receive and taxed accordingly.
Pandemics and Other Public Health Issues
The pandemic spread of the novel coronavirus COVID-19 has caused and may continue to cause illnesses and deaths. This pandemic, other pandemics, and their related major public health issues, and governmental, business and consumer reactions to them, have affected and may continue to have a major impact on the global economy and financial markets. Governmental and non-governmental organizations may not effectively combat the spread and severity of such a pandemic, increasing uncertainty, and creating the potential for more rapid changes to which the Company may find it more difficult to adjust. For example, regulatory action in response to pandemics or other health issues may impose new requirements affecting the Company’s obligations under Policy, exposing the Company to risks and costs that the Company is unable to foresee or underwrite.
Cybersecurity
Our business is highly dependent upon the effective operation of our information systems, and those of our service providers, vendors, and other third parties. Cybersecurity breaches of such systems can be intentional or unintentional events, and can occur through unauthorized access to computer systems, networks or devices; infection from computer viruses or other malicious software code; or attacks that shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality and our disaster recovery systems may be insufficient to safeguard our ability to conduct business. Cybersecurity breaches can interfere with our processing of Policy transactions, including the processing of transfer orders from our website or with the Portfolios; impact our ability to calculate Accumulation Unit Values; cause the release and possible loss or destruction of confidential Policy Owner or business information; impede order processing or cause other operational issues; and result in regulatory enforcement actions or new laws or regulations which could increase our compliance costs. Although we continually make efforts to identify and reduce our exposure to cybersecurity risk, and we require our critical vendors to implement effective cybersecurity and data protection measures, there is no guarantee that we will be able to successfully manage this risk at all times.
Insurance Company Risks
Policies are subject to the risks related to Metropolitan Life, including any obligations (including under any General Account investment option), guarantees, and benefits of the Policy, which are subject to the claims paying ability of Metropolitan Life. If Metropolitan Life experiences financial distress, it may not be able to meet its
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obligations to you. More information about Metropolitan Life, including its financial strength ratings, is available upon request by calling 1-800-756-0124.
ISSUING THE POLICY
General Information
The Policies (either an Individual Policy or a Certificate) described in this Prospectus are designed for use in employer-sponsored insurance programs and are issued either as policies in the form of Certificates pursuant to Group Contracts entered into between the Company and Contractholders or as Individual Policies issued in connection with employer-sponsored insurance programs where Group Contracts are not issued.
The Contractholder (employer) owns the Group Contract, but does not have any ownership interest in the Policies issued under the Group Contract. Rights and benefits under the Policies inure to the benefit of the Owners (generally, Employees), Insureds and Beneficiaries as set forth herein.
Generally, a Policy is available for Insureds between Issue Ages 17-70 who supply satisfactory evidence of insurability. We may issue Policies to individuals falling outside that range of Issue Ages, or decline to issue Policies to individuals within that range of Issue Ages. The Insured under a Policy is usually an employee of the Contractholder or sponsoring employer or the employee’s spouse.
Currently, the minimum initial Face Amount is generally $25,000. The maximum Face Amount varies by Plan. We reserve the right to modify at any time our minimum Face Amount on new contracts. The Owner may change the Face Amount (subject to the minimum and maximum amounts applicable to his or her Policy) and the death benefit option, but in certain cases evidence of insurability may be required. (See “Policy Benefits — Standard Death Benefit.”)
On behalf of Owners, the Contractholder will make planned premium payments under the Group Contract equal to an amount authorized by employees to be deducted from their wages. In addition, Owners may pay additional premiums. A similar procedure will apply when an Individual Policy is issued in connection with an employer-sponsored program.
For some Group Contracts or employer-sponsored insurance programs, if there is sufficient Cash Surrender Value, the individual insurance provided by the Certificate will continue should the Group Contract or employer-sponsored insurance program cease or the employee’s employment end. For other Group Contracts, continuation of coverage depends on whether there is a succeeding plan of insurance. (See “Conversion Right upon Termination of the Group Contract or Change in Insured’s Eligibility.”)
Selection of Charge Structure (Group A, Group B and Group C)
Three different charge structures are available for the administrative convenience of the Contractholder (employer), who chooses which charge structure will apply to the Policies issued to the Contractholder’s Employees. Group B and Group C may not be available to employer-sponsored programs that qualify as plans under ERISA. Please refer to the specifications page of your Policy to see which charge structure applies to your Policy.
The difference among the three groups is whether we will assess a premium tax charge or an administrative charge as an explicit charge or increase our insurance rates to include them in the cost of insurance charge. For Policies in Group A, we assess both of these charges as explicit charges. For Policies in Group B, we do not assess an explicit administrative charge; instead, we include the administrative charge in our insurance rates resulting in a
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higher cost of insurance charge for these Policies than for the Policies in Group A. For Policies in Group C, we do not assess an explicit administrative charge nor an explicit premium tax charge. We include both of these charges in our insurance rates resulting in a higher cost of insurance charge for these Policies than for the Policies in Group A or Group B.
It is our intention that the total amount of the charges under either the Group A, Group B or Group C charge structure be the same for Employees in the aggregate under a Group Contract. However, in order to include a premium tax charge and an administrative charge in our insurance rates, we must make certain assumptions to calculate the amount by which the insurance rates must increase to cover these expenses. In order to convert a charge based on premiums into an increase in our insurance rates, we must assume the aggregate amount of premium that we expect to receive. To convert a per Policy administrative charge into an increase in our insurance rates, we must assume an average Policy Face Amount. If the actual aggregate premiums paid or the actual average Policy Face Amount differs from our assumptions, then the total charges under Group B or Group C will differ from the total charges under Group A. Since our assumptions are conservative, the total charges under Group B and Group C are likely to be higher than in Group A.
The total amount of charges may also be higher or lower for any particular Employee depending on which charge structure the employer chooses. When we increase our insurance rates to cover a premium tax charge and an administrative charge, the increase is based on an assumed aggregate amount of premiums paid (for premium taxes) and on an assumed average Policy Face Amount (for administrative expenses) and the increase is spread across all Employees. Therefore, for Employees who do not make additional premium payments, total charges will be higher than they would have been had a premium tax charge been assessed as an explicit charge. Similarly, for Employees whose Face Amount is larger than the assumed Face Amount, total charges will be higher than they would have been had an administrative charge been assessed as an explicit charge.
Procedural Information
We generally will issue a Group Contract to employers whose Employees and/or their spouses meet the eligibility requirements for Owners (and/or Insureds) under the Group Contract. The class(es) of Employees covered by a particular Group Contract is/are set forth in that Group Contract’s specifications pages.
We will issue the Group Contract upon receipt and acceptance at our Administrative Office of an application for group insurance signed by an appropriate officer of the employer. (See “General Provisions of the Group Contract — Issuance.”) Individuals (i.e., eligible Employees and/or their spouses) wishing to purchase a Policy, whether under a Group Contract or an employer-sponsored insurance program, must complete the appropriate application for individual insurance and submit it to our authorized representative or us at our Administrative Office.
We will issue to each Contractholder either a Certificate or an Individual Policy to give to each Owner. We will issue Individual Policies, rather than Certificates if state law restrictions make issuance of a Group Contract impracticable.
We will amend a Certificate issued under a Group Contract automatically so that it will continue in force as an Individual Policy with the same rights, benefits, and guaranteed charges:
•	to persons who wish to continue coverage after a Group Contract has terminated;
•	to persons who wish to continue coverage after they no longer are employed by the Group Contractholder.
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Acceptance of an application is always subject to our underwriting rules, and we reserve the right to reject an application for any reason permitted by law.
Employee Eligibility. To be eligible to purchase a Policy, an Employee must be actively at work at the time he or she submits the application for Individual Insurance. In addition, the Contractholder may determine specific classes to which the Employee must belong to be eligible to purchase a Policy. “Actively at work” means that the Employee must work for the Contractholder or sponsoring employer at the Employee’s usual place of work (or such other places as required by the Contractholder or sponsoring employer) for the full number of hours and the full rate of pay set by the employment practices of the employer. Ordinarily the time worked per week must be at least 30 hours. We reserve the right to waive or modify the “actively at work” requirement.
The Contractholder also may require that an individual be its Employee as of a certain date or for a certain period of time. We will set forth this date or time period in the Group Contract specifications pages. Employees of any Associated Companies of the Contractholder will be considered Employees of the Contractholder. If the employer is a partnership, a partner may be an eligible Employee.
Guaranteed Issue. We generally will issue the Policy and any spouse or children’s insurance Rider applied for by the Employee pursuant to our guaranteed issue underwriting procedure. We offer the guaranteed issue procedure only when an Employee is first given the opportunity to purchase a Policy. Under this procedure, the Employee is only required to answer qualifying questions in the application for Individual Insurance; the Employee is not required to submit to a medical or paramedical examination. The maximum Face Amount that an Employee can generally apply for under the guaranteed issue procedure (“Guaranteed Issue Amount”) varies by Group Contract or employer-sponsored insurance program.
Simplified Underwriting. We will follow simplified underwriting procedures rather than guaranteed issue procedures if:
•	the Face Amount exceeds the Guaranteed Issue Amount described above;
•	the Policy has previously been offered to the Employee;
•	the requirements for guaranteed issue set forth in the application for Individual Insurance are not met; or
•	the Policy is offered through programs for which guaranteed issue underwriting is not available.
In addition, we will follow simplified underwriting procedures in connection with the issuance of a spouse or children’s insurance rider, if the Employee is not eligible for guaranteed issue underwriting, or (even if the Employee is eligible for guaranteed issue underwriting) if the spouse or child does not satisfy the guaranteed issue underwriting requirements set forth in the application for Individual Insurance.
Under simplified underwriting procedures, the Employee must respond satisfactorily to certain health questions in the application. A paramedical exam may be required. We will then determine whether a Policy can be issued. (The underwriting method followed will affect cost of insurance rates. See “Charges and Deductions — Cost of Insurance Rates.”)
Employee’s Spouse. Before issuing a Policy to an Employee’s spouse, we must receive an appropriate application for Individual Insurance. We will subject the spouse to the simplified underwriting procedure described above; guaranteed issue underwriting is available in certain instances. In addition, a Spouse’s Life Insurance Rider providing term insurance on the life of the spouse may be available under the Policy. To be eligible for insurance under this rider, the spouse must provide evidence of insurability at the time the employee signs the application for a Policy.
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Issue Date. The Issue Date is used to determine Policy Anniversaries, Policy Years, and Policy Months. The effective date for all coverage provided in the original application for Individual Insurance will not take effect until:
•	the appropriate application for Individual Insurance is signed;
•	the initial premium has been paid prior to the Insured’s death;
•	the Insured is eligible for the Policy; and
•	the information in the application is determined to be acceptable to the Company.
Right to Examine Policy (Free Look Right)
Initial Free Look Period. The free look period begins when you receive your Policy. The free look period generally ends within 20 days (or such longer period as state law requires) of your receiving the Policy or, if later, 45 days after you sign the application for coverage. During the free look period, any premiums that we have received will be allocated to the Divisions of the Separate Account and/or, if applicable, the General Account, in accordance with your instructions. You may return the Policy during this period for a refund. We will refund an amount equal to all premiums paid under the Policy.
To cancel the Policy, you should mail or deliver the Policy directly to us at our Administrative Office. A refund of premiums paid by check may be delayed until the check has cleared the Owner’s bank. (See “General Matters Relating to the Policy — Postponement of Payments.”)
Free Look for Increase in Face Amount. Similarly, you may cancel an increase in Face Amount within 20 days from the date you received the new Policy specifications pages for the increase.
If you cancel the Face Amount increase, you may request that we refund the amount of the additional charges deducted in connection with the increase. If no request is made, we will increase the Policy’s Cash Value by the amount of these additional charges. We will allocate this amount among the Divisions and/or, if applicable, the General Account, in the same manner as it was deducted.
Ownership Rights
The Policy belongs to the person named in the application, unless later changed. The Owner is usually the same as the Insured unless the application specifies a different person as the Owner or the Owner is changed thereafter. If the Owner is not the Insured and dies before the Insured, the Owner’s interest will go to his or her estate unless otherwise provided. Before the Maturity Date, Owners may exercise their rights and privileges under the Policies, subject to the right of any assignee of record and any irrevocably designated Beneficiary. The principal rights of the Owner include selecting and changing the Beneficiary, changing the Owner, and assigning the Policy. Changing the Owner or assigning the Policy may have tax consequences. After the Maturity Date, the Owner cannot change the payee or the mode of payment of death benefit proceeds, unless otherwise provided in the Policy.
We reserve the right to limit or modify the manner in which an Owner may exercise the rights and privileges under the Policy. For example, we reserve the right to limit the number of Policy changes to one per Policy Year and to restrict such changes in the first Policy Year. Currently, no change may be made during the first Policy Year. For this purpose, changes include increases or decreases in Face Amount and changes in the death benefit option. No change will be permitted that would result in the death benefit under a Policy being included in gross income for failure to meet the requirements of Section 7702 of the Internal Revenue Code or any applicable successor provision.
We will send all reports and other notices described herein or in the Policy directly to the Owner.
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Modifying the Policy
Any modification or waiver of our rights or requirements under the Policy must be in writing and signed by our president or a vice president. No agent may bind us by making any promise not contained in the Policy.
Upon notice to you, we may modify the Policy:
•	to conform the Policy, our operations, or the Separate Account’s operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, or our Company, or the Separate Account is subject;
•	to assure continued qualification of the Policy as a life insurance contract under the federal tax laws; or
•	to reflect a change in the Separate Account’s operation.
If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that governs the Policy, we reserve the right to amend the provision to conform to these laws.
PREMIUMS
Minimum Initial Premium
No insurance will take effect until the minimum initial premium is paid, and the health and other conditions, including eligibility of the Insured described in the application for insurance, must not have changed. The Contractholder or employer will pay the initial premium on your behalf. The initial premium for a Policy must at least equal one-twelfth (1/12th) of the planned annual premium for the Policy set forth in the specifications pages. The planned annual premium is an amount that you arrange to pay for the Policy that is based on the requested initial Face Amount, the Issue Age of the Insured and the charges under the Policy. (See "Premium Flexibility" below.) You are not required to pay premiums equal to the planned annual premium.
We will apply the initial premium to a Policy on the Investment Start Date. We will apply subsequent premiums as of the Valuation Date we receive the premiums. (See "Allocation of Net Premiums and Cash Value.") Premiums will be “received” on a Valuation Date when we receive at our Administrative Office, before the New York Stock Exchange closes for regular trading (usually 4:00 p.m. Eastern time), the premium as well as the supporting documentation necessary for us to determine the amount of premium per Policy. Notwithstanding the foregoing, premiums that the Contractholder remits to cover the next monthly charges due are allocated to, and deducted from, a Policy’s Cash Value on the Monthly Anniversary and therefore do not participate in the investment experience of the Separate Account.
If mandated by applicable law, the Company may be required to reject a premium payment until instructions are received from appropriate regulators. We also may be required to provide additional information about you and your account to government regulators.
Premium Flexibility
After the initial premium, and subject to the limitations described below, premiums may be paid in any amount and at any interval. Under Group Contracts and Individual Policies issued in connection with employer-sponsored insurance programs, the planned annual premium usually will be paid by the Contractholder or sponsoring employer on behalf of the Owner pursuant to a planned premium payment schedule. A planned premium payment schedule provides for premium payments in a level amount at fixed intervals (usually monthly) agreed to by the
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Contractholder or sponsoring employer and us. The Owner must authorize the amount of the premiums paid by the Contractholder or sponsoring employer. Please note that if the Contractholder or sponsoring employer does not remit premiums on a timely basis in accordance with the planned premium payment schedule, you may not participate in investment experience under the Policy until the premium has been received and credited to the Policy in accordance with our established administrative procedures. You may skip planned premium payments. Making planned premium payments does not guarantee that the Policy will remain in force. The Policy will not necessarily lapse if you fail to make planned premium payments. Rather, this depends on the Policy’s cash surrender value. If the cash surrender value on any monthly anniversary is less than the monthly deduction you will need to make a premium payment within the grace period to cover the monthly deduction.  (See "Policy Lapse and Reinstatement.")
An Owner may make unscheduled premium payments at any time and in any amount, subject to the minimum and maximum premium limitations described below. Unscheduled premium payments should be sent to our Administrative Office. The payment of an unscheduled premium payment may have federal income tax consequences.
Continuance of Insurance Under Certain Group Contracts
Failure of the Contractholder or sponsoring employer to pay the planned premium payments authorized by its employees may cause the Group Contract to terminate. For some Group Contracts, if there is sufficient Cash Surrender Value to prevent the Policy from lapsing, the Individual Insurance provided by the Certificate will automatically continue even if the Group Contract terminates. Individual Insurance also will continue if the Employee’s employment with the Contractholder or sponsoring employer terminates. (See "Conversion Right upon Termination of the Group Contract or Change in Insured’s Eligibility.") In either circumstance, an Owner of an Individual Policy (or a Certificate converted by amendment to an Individual Policy) must establish a new schedule of planned premiums. Under the new schedule, the planned annual premium must remain the same, and the planned payment intervals may be no more frequent than quarterly. We will send you instructions on where to send your premium payments when we send you your amended Certificate.
Premium Limitations
Every premium payment paid must be at least $20. We do not accept payment of premiums in cash or by money order.
We have established procedures to monitor whether aggregate premiums paid under a Policy exceed the current maximum premium limitations that qualify the Policy as life insurance according to federal tax laws. The aggregate premiums allowable will be lower for Individual Policies or Certificates with an effective date of January 1, 2009 or later, due to the changes in the calculation of insurance rates after that date. (See "Periodic Charges — Cost of Insurance Rates.") We will not accept any premium payment that would cause your total premiums to exceed those limits. If a premium payment would cause your total premiums to exceed the maximum premium limitations, we will accept only that portion of the premium that would make total premiums equal the maximum amount that may be paid under the Policy. We will return any part of the premium in excess of the maximum premiums directly to you upon discovery of the excess payment, but in no event later than 60 days after the end of the Policy Year in which payment is received.
Modified Endowment Contracts
Under federal tax laws, certain life insurance contracts are classified as modified endowment contracts ("MECs"), which receive less favorable tax treatment than other life insurance contracts. If we receive a premium payment
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that, together with the remaining scheduled premium payments for the Policy year, would cause a Policy to become a MEC, we will accept only that portion of the premium below the MEC limits. We will return any excess amounts directly to you. We will apply premium payments over the MEC limits only when you instruct us to do so in a writing that acknowledges that application of such amounts will result in the Policy becoming a MEC. We will notify you when we believe that a premium payment will cause a Policy to become a modified endowment contract. You may request that we refund any premium received that would cause the Policy to become a MEC.
Allocation of Net Premiums and Cash Value
When you apply for a Policy, you give us instructions to allocate your net premiums to one or more Divisions of the Separate Account or, if applicable, the General Account. If you fail to provide allocation instructions, we may allocate your net premiums as described in the application. We will allocate your net premiums according to the following rules:
•	The minimum percentage of any allocation to an investment option is 10 percent of the net premium.
•	Allocation percentages must be in whole numbers and the sum of the percentages must equal 100.
•	The initial net premium will be allocated on the Investment Start Date, which is the later of the Issue Date or the date we receive the initial premium at our Administrative Office.
•	We will allocate net premiums (after the initial net premium) as of the date we receive them at our Administrative Office according to the premium allocations currently in effect for your Policy, unless otherwise specified.
•	You may change the allocation instructions for additional net premiums without charge at any time by providing us with written notice. Any change in allocation will take effect at the end of the Valuation Period during which we receive the change.
•	There are limitations on the amount of net premium that may be allocated to the General Account. (See "The General Account — Restrictions on Allocations and Transfers to the General Account.")
Investment returns from amounts allocated to the Divisions of the Separate Account will vary with the investment performance of the Divisions and will be reduced by Policy charges. You bear the entire investment risk for amounts you allocate to the Divisions. Investment performance will affect the Policy’s Cash Value, and may affect the death benefit as well. You should periodically review your allocation of premiums and values in light of market conditions and overall financial planning requirements.
If you send your premium payments or transaction requests to an address other than the one that we have designated for receipt of such premium payments or requests, we may return the premium payment to you, or there may be a delay in applying the premium payment or transaction to your Policy.
THE COMPANY AND THE GENERAL ACCOUNT
The Company
Metropolitan Life Insurance Company is a provider of insurance, annuities, employee benefits and asset management. We are also one of the largest institutional investors in the United States with a general account portfolio invested primarily in fixed income securities (corporate, structured products, municipals, and government and agency) and mortgage loans, as well as real estate, real estate joint ventures, other limited partnerships and equity securities. Metropolitan Life Insurance Company was incorporated under the laws of New York in 1868. The
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Company’s office is located at 200 Park Avenue, New York, New York 10166-0188. The Company is a wholly-owned subsidiary of MetLife, Inc. Obligations to Owners and Beneficiaries that arise under the Policy are obligations of MetLife.
Prior to May 1, 2006, the Policies were issued by Paragon Life Insurance Company. These Policies are now Policies of MetLife as a result of the merger between Paragon Life Insurance Company with MetLife as the surviving company. Additionally, as discussed below, insurance obligations under the Policies originally issued by Paragon Life Insurance Company prior to May 1, 2006 are now guaranteed by Metropolitan Tower Life Insurance Company (“Met Tower Life” or the “Guarantor”).
Guarantee of Insurance Obligations
Policies issued before May 1, 2006 are subject to a guarantee. Under this guarantee, Met Tower Life is responsible for ensuring that there will be sufficient funds to meet obligations under the Policies. Insurance obligations under the Policies include, without limitation, any death benefits payable under the Policies and withdrawals of Cash Value. The guarantee does not guarantee the amount of Cash Value or the investment performance of the Divisions available under the Policy. In the event an Owner of such a Policy presents a legitimate claim for payment, Met Tower Life will pay such claim directly to the Owner if MetLife is unable to make such payment. This guarantee is enforceable by such Owners against Met Tower Life directly without any requirement that Owners first file a claim against MetLife. The guarantee agreement is binding on Met Tower Life, its successors or assignees and Met Tower Life’s obligations under the guarantee agreement will terminate only if the guarantee is assigned to an organization having a financial rating from certain specified rating agencies equal to or better than Met Tower Life’s rating. With respect to the guarantee, Met Tower Life is relying on the exemption provided by Rule 12h-7 under the Securities Exchange Act of 1934.
Met Tower Life is a stock life insurance company originally incorporated under the laws of the State of Delaware in 1982 and currently subject to the laws of the state of Nebraska. Met Tower Life is licensed to issue business in fifty states and the District of Columbia. Met Tower Life is a direct wholly-owned subsidiary of MetLife, Inc. The principal executive offices of Met Tower Life are located at 200 Park Avenue, New York, NY 10166. Prior to April 30, 2018, the guarantee was issued by General American Life Insurance Company (“General American”). On April 27, 2018, following the close of business, General American merged into Met Tower Life and Met Tower Life replaced General American as the issuer of the guarantee.
The General Account
The General Account is part of the Company’s general account. The general account consists of all assets owned by MetLife other than those in the Separate Account and other separate accounts. We own the assets in the general account and we use these assets to support our insurance and annuity obligations other than those funded by our separate investment accounts. These assets are subject to our general liabilities from business operations. Subject to applicable law, we have sole discretion over the investment of the assets of the general account. We guarantee that the amounts allocated to the General Account will be credited interest daily at a net effective annual interest rate of at least 4% (3% if the General Account is first made available under the Policy on or after May 1, 2011). The principal, after charges and deductions, also is guaranteed. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion.
Restrictions on Allocations and Transfers to the General Account. We may, from time to time, adjust the extent to which an Owner may allocate premiums or Cash Value to the General Account (the “maximum allocation
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percentage”). Such adjustments may not be uniform in all Policies. The initial General Account maximum allocation percentage is shown on the Policy’s specifications page.
Restrictions on Partial Withdrawals and Transfers from the General Account. After the first Policy Year, an Owner may withdraw a portion of Cash Value from the General Account. The minimum amount that can be withdrawn from the General Account is the lesser of $50 or the Policy’s Cash Value in the General Account. An Owner may also transfer amounts between the General Account and the Divisions of the Separate Account in an amount not less than $250. We are not currently enforcing these restrictions but reserve our right to do so in the future.
The total amount of transfers and withdrawals in a Policy Year may not exceed the greater of:
•	the Policy’s Cash Surrender Value in the General Account at the beginning of the Policy Year, multiplied by the withdrawal percentage limit shown on the Policy’s specifications page, or
•	the previous Policy Year’s General Account maximum withdrawal amount.
We are not currently enforcing this restriction for partial withdrawals but reserve our right to do so in the future. It is important to note that since we are enforcing the restrictions on transfers from the General Account, it could take a number of years to fully transfer a current balance in the General Account to the Divisions of the Separate Account. You should keep this in mind when considering whether an allocation of Cash Value to the General Account is consistent with your risk tolerance and time horizon. The total amount available for withdrawal may not exceed the total Cash Surrender Value of the Policy.
Transfers and Partial Withdrawals from the General Account are also subject to the general provisions regarding transfers and partial withdrawals. (See “Surrenders and Partial Withdrawals” and “Transfers.”)
The Loan Account is part of the general account.
We have not registered interests in the General Account under the Securities Act of 1933, nor have we registered the General Account as an investment company under the 1940 Act.
THE SEPARATE ACCOUNT AND THE PORTFOLIOS
The Separate Account
The Separate Account was established as a separate investment account on January 4, 1993 and is subject to New York law. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”) and meets the definition of a “separate account” under federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account or the Company by the SEC. The Separate Account may be used to support other variable insurance policies we issue.
The investment adviser to certain of the Portfolios offered with the Group Contract or with other group contracts issued through the Separate Account may be regulated as a Commodity Pool Operator. While MetLife does not concede that the Separate Account is a commodity pool, MetLife has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodities Exchange Act (“CEA”), and is not subject to registration or regulation as a pool operator under the CEA.
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The Separate Account is divided into Divisions, each of which invests in shares of a Portfolio. Income and both realized and unrealized gains or losses from the assets of the Separate Account are credited to or charged against that Separate Account without regard to income, gains, or losses from any other business the Company may conduct.
We segregate the assets in the Separate Account from our general account assets. The assets in the Separate Account shall at least equal the Separate Account reserves and other liabilities under the Policies. Under applicable state insurance law, assets equal to the reserves and other liabilities under the Policies are not chargeable with liabilities arising out of any other business of MetLife. If the assets in the Separate Account exceed the reserves and other liabilities under the Policies, then we may, from time to time in the normal course of business, transfer the excess to our general account. Such excess amounts may include, without limitation, amounts representing fees and charges incurred, but not yet deducted from the Separate Account. Before making any such transfers, we will consider any possible adverse impact the transfer may have on the Separate Account.
We are obligated to pay all amounts promised to investors under the Policy. The assets of the Separate Account may not be used to pay any liabilities of MetLife other than those arising under the Policy or other products funded by the Separate Account. Any such amount that exceeds the Policy’s Cash Value in the Separate Account is paid from our general account. Death benefit amounts and any optional benefits paid from the general account are subject to the financial strength and claims paying ability of the Company and our long term ability to make such payments. We issue other life insurance policies and annuity contracts where we pay all money we owe under those policies and contracts from our general account. MetLife is regulated as an insurance company under state law, which includes, generally, limits on the amount and type of investments in its general account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product.
We do not guarantee any money you place in the Divisions of the Separate Account. The value of each Division of the Separate Account will increase or decrease, depending on the investment performance of the corresponding Portfolio. You could lose some or all of your money.
The Portfolios
The Portfolios available under the Policy including each Portfolio name, Portfolio type, adviser, sub-adviser, current expenses and average annual total returns of each Portfolios are set forth in Appendix A. Each Portfolio Prospectus and Statement of Additional Information contain information about each Portfolio and may be obtained by visiting dfinview.com/metlife/tahd/MET000234 or calling 1-800-756-0124.
Each Division of the Separate Account invests solely in shares of a Portfolio. Each Portfolio is part of a mutual fund ("Fund") that is registered with the SEC as an open-end, management investment company. This registration does not involve supervision of the management or investment practices or policies of the Portfolios or the Funds by the SEC.
The assets of each Portfolio are held separate from the assets of the other Portfolios, and each Portfolio has investment objectives and policies that are generally different from those of the other Portfolios. The income or losses of one Portfolio generally have no effect on the investment performance of any other Portfolio.
In addition to the Separate Account, the Portfolios may sell shares to other separate accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans, or to certain pension and retirement plans qualifying under Section 401 of the Code. It is possible that, in the future, material conflicts could arise as a result of such “mixed and shared” investing.
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These Portfolios are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public. The investment objectives and policies of certain Portfolios are similar to the investment objectives and policies of other portfolios that may be managed by the same investment adviser or manager. The investment results of the Portfolios may differ from the results of these other portfolios. There can be no guarantee, and no representation is made, that the investment results of any of the Portfolios will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or manager.
There is no assurance that any of the Portfolios will achieve its stated objective. For example, an investment in a money market portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any governmental agency and, during periods of low interest rates, the yields of money market Divisions may become extremely low and possibly negative. More detailed information, including a description of risks and expenses, is in the prospectuses for the Portfolios.
Certain Payments We Receive with Regard to the Portfolios. An investment adviser or subadviser of a Portfolio, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing and support services with respect to the Policies and, in the Company’s role as an intermediary, with respect to the Portfolios. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. Owners, through their indirect investment in the Portfolios, bear the costs of these advisory fees. (See the Portfolios’ prospectuses for more information.) The amount of the payments we receive is based on a percentage of assets of the Portfolios attributable to the Policies and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.
Additionally, an investment adviser or subadviser of a Portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the Policies and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliates) with increased access to persons involved in the distribution of the Policies.
As of December 31, 2021, approximately 87% of Portfolio assets held in separate accounts of Metropolitan Life Insurance Company and its affiliates were allocated to Portfolios in Brighthouse Funds Trust I and Brighthouse Funds Trust II. We and certain of our affiliated companies have entered into agreements with Brighthouse Investment Advisers, LLC, Brighthouse Funds Trust I and Brighthouse Funds Trust II whereby we receive payments for certain administrative, marketing and support services described in the previous paragraphs. Currently, the Portfolios in Brighthouse Funds Trust I and Brighthouse Funds Trust II are only available in variable annuity contracts and variable life insurance policies issued by MetLife and its affiliates, as well as Brighthouse Life Insurance Company and its affiliates. Should we or Brighthouse Investment Advisers, LLC decide to terminate the agreements, we would be required to find alternative Portfolios which could have higher or lower costs to the Owner. In addition, the amount of payments we receive could cease or be substantially reduced which would have a material impact on our financial statements.
Selection of Portfolios. We select the Portfolios offered through the Policy based on a number of criteria, including asset class coverage, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolio’s adviser or sub-adviser is one of our affiliates or whether the Portfolio, its adviser, its sub-adviser(s), or an affiliate will make payments to us or our affiliates. For additional information on these arrangements, see “Certain Payments We Receive with Regard to the Portfolios” above. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we
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consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new premium payments and/or transfers of Cash Value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from Owners. In some cases, we have included Portfolios based on recommendations made by selling firms. These broker-dealer firms may receive payments from the Portfolios they recommend and may benefit accordingly from the allocation of Cash Value to such Portfolios. We do not provide investment advice and do not recommend or endorse any particular Portfolio. You bear the risk of any decline in the Cash Value of your Policy resulting from the performance of the Portfolios you have chosen.
Addition, Deletion, or Substitution of Portfolios. We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares of the Portfolios that are held by the Separate Account or that the Separate Account may purchase. We reserve the right to (i) eliminate the shares of any of the Portfolios and (ii) substitute shares of another Portfolio if the shares of a Portfolio are no longer available for investment, or further investment in any Portfolio becomes inappropriate in view of the purposes of the Separate Account. New or substitute Portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not substitute any shares without notice to the Owner and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law.
We also reserve the right to establish additional Divisions of the Separate Account. We will establish new Divisions when marketing needs or investment conditions warrant. Any new Division will be made available to existing Owners on a basis to be determined by the Company. If approved by the SEC, to the extent required by the 1940 Act or other applicable law, we may also:
•	eliminate or combine one or more Divisions;
•	substitute one Division for another Division; or
•	transfer assets between Divisions if marketing, tax, or investment conditions warrant.
We will notify all Owners of any such changes.
If we deem it to be in the best interests of persons having voting rights under the Policy, and to the extent any necessary SEC approvals or Owner votes are obtained, the Separate Account may be:
•	operated as a management company under the 1940 Act;
•	deregistered under that Act in the event such registration is no longer required; or
•	combined with other separate accounts of the Company.
To the extent permitted by applicable law, we may transfer the assets of the Separate Account associated with the Policy to another separate account.
We cannot guarantee that the shares of the Portfolios will always be available. The Portfolios each sell shares to the Separate Account in accordance with the terms of a participation agreement between the Portfolio distributors and us. Should this agreement terminate or should shares become unavailable for any other reason, the Separate Account will not be able to purchase the existing Portfolio shares. Should this occur, we will be unable to honor your requests to allocate Cash Values or premium payments to the Divisions of the Separate Account investing in such shares. In the event that a Portfolio is no longer available, we will take reasonable steps to obtain alternative investment options.
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Voting Portfolio Shares. Although we are the legal owner of the Portfolio shares held in the Separate Account Divisions, and have the right to vote on all matters submitted to shareholders of the Portfolios, we will vote our shares only as Owners instruct, so long as such action is required by law.
Before a vote of a Portfolio’s shareholders occurs, Owners will receive voting materials. We will ask each Owner to instruct us on how to vote and to return his or her proxy to us in a timely manner. Each Owner will have the right to instruct us on the number of Portfolio shares that corresponds to the amount of Cash Value he or she has in that Portfolio (as of a date set by the Fund).
If we do not receive voting instructions on time from some Owners, we will vote those shares in the same proportion as the timely voting instructions we receive and, therefore, the outcome of the vote could be decided by a few Owners who provide timely voting instructions. Should federal securities laws, regulations, or interpretations change, we may elect to vote Portfolio shares in our own right. If required by state insurance rules, or if permitted under federal regulation, under certain circumstances we may disregard certain Owner voting instructions.
POLICY VALUES
Cash Value
The Cash Value of the Policy equals the sum of all values in the General Account (if applicable), the Loan Account, and each Division of the Separate Account. The Cash Value is determined first on the Investment Start Date, and then on each Valuation Date. The Cash Value has no guaranteed minimum amount, and may be more or less than premiums paid.
The Policy’s Cash Value varies from day to day, depending on the investment performance of the chosen Divisions, interest we credit to the General Account, charges we deduct, and any other transactions (e.g., transfers, partial withdrawals, and loans). We do not guarantee a minimum Policy Cash Value.
Cash Surrender Value
The Cash Surrender Value is the amount we pay to you upon surrender of a Policy. We determine the Cash Surrender Value at the end of the Valuation Period when we receive your written surrender request. Cash Surrender Value at the end of any Valuation Day equals Cash Value as of such date, MINUS any outstanding Indebtedness.
Cash Value in the General Account
On each Valuation Date, the Cash Value in the General Account will equal:
•	the amount of the Net Premiums allocated or Cash Value transferred to the General Account; plus
•	interest at a rate of at least 4% per year (3% if the General Account is first made available under the Policy on or after May 1, 2011); plus
•	any excess interest which we credit and any amounts transferred into the General Account; less
•	the sum of all Policy charges allocable to the General Account and any amounts deducted from the General Account in connection with partial withdrawals or transfers to the Separate Account.
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Cash Value in Each Separate Account Division
The Policy’s Cash Value in the Separate Account equals the sum of the Policy’s Cash Values in each Division of the Separate Account. We compute the Cash Value in a Division at the end of each Valuation Date by multiplying the number of accumulation units of Cash Value in each Division by the accumulation unit value for that Division. More detailed information concerning these computation methods is available from our Administrative Office.
Net Investment Factor. The Net Investment Factor measures the investment performance of a Division during a Valuation Period. The Net Investment Factor increases to reflect investment income and capital gains (realized and unrealized) for the shares of the Portfolios and decreases to reflect any capital losses (realized or unrealized) for the shares of the underlying portfolio.
Number of Accumulation Units. The number of units in any Division of the Separate Account at the end of any valuation day equals:
•	the initial accumulation units purchased at the unit value on the Issue Date; plus
•	accumulation units purchased with additional net premiums; plus
•	accumulation units purchased via transfers from another Division, the General Account, or the Loan Account; minus
•	accumulation units redeemed to pay for monthly deductions; minus
•	accumulation units redeemed to pay for partial withdrawals; minus
•	accumulation units redeemed as part of a transfer to another Division, the General Account, or the Loan Account.
Every time you allocate or transfer money to or from a Separate Account Division, we convert that dollar amount into accumulation units. We determine the number of accumulation units we credit to or subtract from a Policy by dividing the dollar amount of the transaction by the accumulation unit value for that Division at the end of the Valuation Period.
Accumulation Unit Value. We determine an accumulation unit value, based upon the Net Investment Factor method, for each Division of the Separate Account to reflect how investment performance affects the Cash Value. Accumulation unit values will vary among Divisions, and may increase or decrease from one Valuation Period to the next. The accumulation unit value of any Division at the end of any Valuation Period equals:
•	the value of the net assets of the Division at the end of the preceding Valuation Period; plus
•	the investment income and capital gains, realized or unrealized, credited to the net assets of that Division during the Valuation Period for which the accumulation unit value is being determined; minus
•	the capital losses, realized or unrealized, charged against those net assets during the Valuation Period; minus
•	any amount charged against the Division for taxes, or any amount set aside during the Valuation Period by the Company as a provision for taxes attributable to the operation or maintenance of the Division; minus
•	the daily mortality and expense risk charge (a charge not to exceed 0.90% annually); divided by
•	aggregate accumulation units outstanding in the Division at the end of the preceding Valuation Period.
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POLICY BENEFITS
Standard Death Benefit
As long as the Policy remains in force, we will pay the death benefit proceeds to the Beneficiary once we receive at our Administrative Office (i) satisfactory proof of the Insured’s death, (ii) instructions on how to pay the proceeds, and (iii) any other documents, forms and information we need. We may require you to return the Policy. (If the Beneficiary dies before the Insured, we will generally pay the insurance proceeds, in a single sum, to the Owner, or, if the Owner is not living, to the Owner’s estate.) Payment of death benefit proceeds will not be affected by termination of the Group Contract, the employer-sponsored insurance program, or an employee’s employment.
Death benefit proceeds equal:
•	the death benefit (described below); plus
•	any additional insurance provided by rider; minus
•	any unpaid monthly deductions; minus
•	any outstanding Indebtedness.
An increase in Face Amount will increase the death benefit, and a decrease in Face Amount will decrease the death benefit. We may further adjust the amount of the death proceeds under certain circumstances.
If you have a rider permitting the accelerated payment of death benefit proceeds, the death benefit may be paid in a single sum before the death of the Insured, and would be less than otherwise would be paid upon the death of the Insured.
Payment of the Death Benefit
Death benefit proceeds under the Policy ordinarily will be paid within 7 days after we receive proof of the Insured’s death and all other documentation required at our Administrative Office. Payment may, however, be postponed in certain circumstances. See "General Matters Relating to the Policy — Postponement of Payments." The death benefit will be reduced by any outstanding Indebtedness and any due and unpaid Monthly Deduction accruing during a grace period.
We will pay the proceeds in one sum, including either by check, by placing the amount in an account that earns interest, or by any other method of payment that provides the Beneficiary with immediate and full access to the proceeds. We will pay interest on the proceeds as required by the applicable state law.
Unless otherwise requested and subject to state law, the Policy’s death proceeds will generally be paid to the Beneficiary through a settlement option called the Total Control Account. The Total Control Account is an interest-bearing account through which the Beneficiary has immediate and full access to the proceeds, with unlimited draft writing privileges. We credit interest to the account at a rate that will not be less than a guaranteed minimum annual effective rate. You may also elect to have any Policy surrender proceeds paid into a Total Control Account established for you.
Assets backing the Total Control Accounts are maintained in our general account and are subject to the claims of our creditors. We will bear the investment experience of such assets; however, regardless of the investment experience of such assets, the interest credited to the Total Control Account will never fall below the applicable guaranteed minimum annual effective rate. Because we bear the investment experience of the assets backing the
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Total Control Accounts, we may receive a profit from these assets. The Total Control Account is not insured by the FDIC or any other governmental agency.
Every state has unclaimed property laws which generally declare life insurance policies to be abandoned after a period of inactivity of three to five years from the date any death benefit is due and payable. For example, if the payment of a death benefit has been triggered, and after a thorough search, we are still unable to locate the Beneficiary of the death benefit, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Policy Owner last resided, as shown on our books and records. (“Escheatment” is the formal, legal name for this process.) However, the state is obligated to pay the death benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation and within certain mandated time periods. To prevent your Policy’s death benefit from being paid to the state’s abandoned or unclaimed property office, it is important that you update your Beneficiary designation, including complete names and complete address, if and as they change. You should contact our Administrative Office in order to make a change to your Beneficiary designation.
Standard Death Benefit Options
The Policy provides two death benefit options: a “Level Type” death benefit (“Option A”) and an “Increasing Type” death benefit (“Option B”). Under certain Group Contracts and employer-sponsored insurance programs, however, Option B may be the only death benefit option presented. We calculate the amount available under each death benefit option as of the date of the Insured’s death.
Under Option A, the death benefit is:
•	the current Face Amount of the Policy or, if greater,
•	the applicable percentage of Cash Value on the date of death.
The applicable percentage is 250% for an Insured Attained Age 40 or below on the Policy Anniversary before the date of the Insured’s death. For Insureds with an Attained Age over 40 on that Policy Anniversary, the percentage is lower and gradually declines with age until it reaches 100% at age 95.
Under Option B, the death benefit is:
•	the current Face Amount plus the Cash Value of the Policy or, if greater,
•	the applicable percentage of the Cash Value on the date of death. The applicable percentage is the same as under Option A.
Which Death Benefit Option to Choose. Owners who prefer to have favorable investment performance reflected in higher death benefits for the same Face Amount generally should select Option B. Owners who prefer to have favorable investment performance reflected in lower cost of insurance charges for the same Face Amount generally should select Option A.
The amount of the death benefit may vary with the amount of the Cash Value. Under Option A, the death benefit will vary as the Cash Value varies whenever the Cash Value multiplied by the applicable percentage exceeds the Face Amount. Under Option B, the amount of the death benefit will always vary as the Cash Value varies (but will never be less than the Face Amount).
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Changing Death Benefit Options
After the first Policy Anniversary, you may change the death benefit option. We reserve the right to limit the number of changes in death benefit options to one per Policy Year. A request for a change must be made directly to us in writing. The effective date of such a change will be the Monthly Anniversary on or following the date we receive the change request. If an increase in Face Amount precedes or occurs concurrently with a change in death benefit option, the cost of insurance charge may be different for the amount of the increase.
Changing the death benefit option may result in a change in Face Amount. If an Owner changes from Option A to Option B, the Face Amount after the change will equal the Face Amount before the change LESS the Cash Value on the effective date of the change. Any written request to change from Option A to Option B must be accompanied by satisfactory evidence of insurability. We will not accept a change from Option A to Option B if doing so would reduce the Face Amount to less than $25,000.
If an Owner changes from Option B to Option A, the Face Amount after the change will equal the Face Amount before the change PLUS the Cash Value on the effective date of change. We will not impose any charges in connection with a change in death benefit option. Changing the death benefit option also may have tax consequences and may affect the net amount at risk over time (which would affect the monthly cost of insurance charge). However, we will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Code. You should consult a tax adviser before changing death benefit options.
Changing Face Amount
You select the Face Amount when applying for the Policy. Subject to certain limitations set forth below, you may increase or decrease the Face Amount of a Policy (without changing the death benefit option) after the first Policy Anniversary. We reserve the right to limit the number of changes in the Face Amount to one per Policy Year. A change in Face Amount may affect the cost of insurance rate and the net amount at risk, both of which affect your cost of insurance charge. Changing the Face Amount also may have federal income tax consequences and you should consult a tax adviser before doing so.
Face Amount Increases. You may increase the Face Amount by submitting a written request and providing satisfactory evidence of insurability. If approved, the increase will become effective on the Monthly Anniversary on or following receipt at our Administrative Office of the satisfactory evidence of insurability. The Insured must have an Attained Age of 80 or less on the effective date of the increase. The amount of the increase may not be less than $5,000, and the Face Amount may not be increased to more than the maximum Face Amount for that Policy. The maximum Face Amount varies by Plan. However, in connection with a particular Group Contract or employer-sponsored insurance program, we may establish a substantially higher Face Amount for Policies issued under that Contract or employer-sponsored insurance program. Although an increase need not necessarily be accompanied by additional premium, the Cash Surrender Value in effect immediately after the increase must be sufficient to cover the next monthly deduction. An increase in the Face Amount may result in certain additional charges. For example, we determine the cost of insurance separately for the initial Face Amount and for any increases in Face Amount.
Face Amount Decreases. You may decrease the Face Amount by written request to us. Any decrease in the Face Amount will become effective on the Monthly Anniversary on or following our receipt of the written request. The amount of the requested decrease must be at least $5,000 and the Face Amount remaining in force after any requested decrease may not be less than the minimum Face Amount, generally $25,000. If, following a decrease in Face Amount, the Policy would not comply with the maximum premium limitations required by federal tax law, we will (at your election) either limit the decrease or return Cash Value to you to the extent necessary to meet those
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requirements. A decrease in the Face Amount generally will reduce the net amount at risk, which will reduce the cost of insurance charges. (See "Charges and Deductions — Cost of Insurance Charge.")
Changing Owner or Beneficiary
The Owner may change the ownership and/or Beneficiary designation by written request in a form acceptable to us at any time during the Insured’s lifetime. We may require that the Policy be returned for endorsement of any change. The change will take effect as of the date the Owner signs the written request, whether or not the Insured is living when the request is received by us. We are not liable for any payment we make or any action we take before we receive the Owner’s written request. If the Owner is also a Beneficiary of the Policy at the time of the Insured’s death, the Owner may, within 60 days of the Insured’s death, designate another person to receive the Policy proceeds. Changing the owner may have adverse tax consequences. The owner should consult a tax adviser before doing so.
Surrender and Partial Withdrawals
During the lifetime of the Insured and while a Policy is in force, you may surrender the Policy, or make a partial withdrawal of the Cash Value. We generally will forward amounts payable upon surrender or a partial withdrawal within seven days of receipt of your request. We may postpone payment of surrenders and partial withdrawals under certain conditions. Surrenders and partial withdrawals may have federal income tax consequences.
Surrender. You may surrender the Policy by sending a written request, on a form provided by us, by mail or facsimile to our Administrative Office. We determine the Cash Surrender Value as of the end of the Valuation Period during which we receive the surrender request. To effect a surrender, we may require that you return the Policy to our Administrative Office along with the request to surrender the Policy. Alternatively, we may require that the request be accompanied by a completed affidavit of lost Policy. We can provide a lost Policy Certificate upon request.
Upon surrender, we will pay to you the Cash Surrender Value equal to the Cash Value on the date of surrender, less any Indebtedness. If we receive the request to surrender the Policy on a Monthly Anniversary, the monthly deduction otherwise deductible will be included in the amount paid. Coverage and other benefits under a Policy will terminate as of the date of surrender and cannot be reinstated.
Partial Withdrawals. After the first Policy Year, you may make up to one partial withdrawal each Policy Month. You may request a partial withdrawal in writing (by mail or facsimile) to our Administrative Office or via the Internet. We will process each partial withdrawal using the Cash Value determined at the end of the Valuation Period during which we receive your request.
The minimum amount of a partial withdrawal, net of any transaction charges, is currently $200. We reserve the right to increase this minimum amount up to $500. The minimum amount that can be withdrawn from any one Division or from the General Account is the lesser of $50 or the Policy’s Cash Value in that Division or in the General Account. The maximum amount that can be withdrawn, including the partial withdrawal transaction charge, is the Loan Value. The partial withdrawal transaction charge equals the lesser of $25 or 2% of the amount withdrawn. There are additional limitations on the amounts that may be withdrawn from the General Account. (See "The General Account — Restrictions on Partial Withdrawals and Transfers from the General Account.") Subject to the above conditions, you may allocate the amount withdrawn among the Divisions or the General Account. If no allocation is specified, we will deduct the amount of the partial withdrawal (including any partial withdrawal transaction charge) from the Divisions or the General Account on a pro-rata basis (that is, based on the proportion that the Policy’s Cash Value in each Division or the General Account bears to the unloaned Cash Value of the
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Policy). If restrictions on amounts that may be withdrawn from the General Account will not allow this proportionate allocation, we will request that you specify an acceptable allocation. If, following a partial withdrawal, insufficient funds remain in a Division or in the General Account to pay the partial withdrawal transaction charge as allocated, the unpaid charges will be allocated equally among the remaining Divisions or the General Account. You may request that the partial withdrawal transaction charge be paid from your Cash Value in a particular Division or in the General Account. You may not make a partial withdrawal if, or to the extent that, the partial withdrawal would reduce the Face Amount below $25,000.
A partial withdrawal can affect the Face Amount, the death benefit and the net amount at risk (which is used to calculate the cost of insurance charge). If death benefit Option A is in effect and the death benefit equals the Face Amount, we will reduce the Face Amount, and thus the death benefit, by the amount of the partial withdrawal (plus the partial withdrawal transaction charge). If Option B is in effect and the death benefit equals the Face Amount plus the Cash Value, we will not reduce the Face Amount, but will reduce the Cash Value and, thus, the death benefit by the amount of the partial withdrawal (plus the partial withdrawal transaction charge). If however, the death benefit is in a “tax corridor” under either Option A or Option B — that is, if the death benefit equals the Cash Value multiplied by a percentage based on federal tax law requirements described in Section 7702(d) of the Code, then we will reduce the Face Amount to the extent that the amount of the partial withdrawal (plus the partial withdrawal transaction charge) exceeds the amount equal to the difference between the death benefit and the Face Amount. We will reduce the death benefit correspondingly. (See "Policy Benefits — Death Benefit Options.") Face Amount decreases resulting from partial withdrawals will first reduce the most recent Face Amount increase, then the most recent increases in succession, and lastly the initial Face Amount.
Transfers
You may transfer Cash Value, not including amounts credited to the Loan Account, among the Divisions available within the Policy and, for certain Policies, between the Divisions and the General Account. You may request a transfer in writing (by mail or facsimile) to our Administrative Office or via the Internet. Transfers to and from the General Account are subject to restrictions. (See “The General Account.”) The following terms apply to transfers under a Policy:
•	We will make transfers and determine all values in connection with transfers as of the end of the Valuation Period during which the transfer request is received at our Administrative Office. Transfer requests received before the New York Stock Exchange closes for regular trading receive same-day pricing. If we receive a transfer request after the New York Stock Exchange closes (usually 4:00 p.m. Eastern time) for regular trading, we will process the order using the unit value for the Division determined at the close of the next regular trading session of the New York Stock Exchange.
•	We will consider all transfer requests received on the same Valuation Day as a single transfer request.
•	The minimum amount that you must transfer is currently $250, or, if less, the Policy’s Cash Value in a Division or in the General Account. (We are not currently enforcing this restriction for transfers from the General Account but reserve the right to do so in the future.) Where a single transfer request calls for more than one transfer, and not all of the transfers would meet the minimum requirements, we will make those transfers that do meet the requirements. Transfers resulting from Policy Loans will not be counted for purposes of the limitations on the amount or frequency of transfers allowed in each month or year.
•	We may impose a charge of $25 for each transfer in excess of twelve in a Policy Year.
•	The Company may revoke or modify the privilege of transferring amounts to or from the General Account at any time.
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Restrictions on Frequent Transfers
Frequent requests from Owners to transfer Cash Value may dilute the value of a Portfolio’s shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio’s share price (“arbitrage trading”). Frequent transfers involving arbitrage trading may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect Owners and other persons who may have an interest in the Policies (e.g., Beneficiaries).
We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Portfolios (these Portfolios, referred to as the “Monitored Funds,” are identified in the list below) and we monitor transfer activity in those Monitored Funds.
The following Portfolios are “Monitored Funds”:
•	Brighthouse/abrdn Emerging Markets Equity Portfolio
•	DWS CROCI® International VIP
•	MetLife Russell 2000® Index Portfolio
•	MFS® Global Equity Series
•	Putnam VT High Yield Fund
We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Funds within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high yield Portfolios, in a 12-month period there were: (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current Cash Value; and (3) two or more “round trips” involving any Portfolio in the given category. A round trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria. We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Portfolios. We may change the Monitored Funds at any time without notice in our sole discretion.
Our policies and procedures may result in transfer restrictions being applied to deter frequent transfers. Currently, when we detect transfer activity in the Monitored Funds that exceeds our current transfer limits, we require future transfer requests to or from any Monitored Funds under that Policy to be submitted with an original signature. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of the restriction for a six-month period; a third occurrence will result in the permanent imposition of the restriction.
Transfers made under a Dollar Cost Averaging Program, a rebalancing program or, if applicable, any asset allocation program described in this prospectus are not treated as transfers when we monitor the frequency of transfers.
The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the Policy. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons
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with interests in the Policies. We do not accommodate frequent transfers in any Portfolios and there are no arrangements in place to permit any Owner to engage in frequent transfers; we apply our policies and procedures without exception, waiver, or special arrangement.
The Funds may have adopted their own policies and procedures with respect to frequent transfers in their respective shares, and we reserve the right to enforce these policies and procedures. For example, Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent transfer policies and procedures of the Funds, we have entered into a written agreement, as required by SEC regulation, with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Owners, and to execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the frequent transfer policies established by the Fund.
In addition, Owners and other persons with interests in the Policies should be aware that the purchase and redemption orders received by the Portfolios generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Funds in their ability to apply their frequent transfer policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Portfolios. If a Fund believes that an omnibus order reflects one or more transfer requests from Owners engaged in frequent trading, the Fund may reject the entire omnibus order.
In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on frequent transfers (even if an entire omnibus order is rejected due to the frequent transfers of a single Owner). You should read the Portfolios prospectuses for more details.
Restrictions on Large Transfers
Large transfers may increase brokerage and administrative costs of the underlying Portfolios and may disrupt fund management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations. We do not monitor for large transfers to or from Portfolios except where the manager of a particular underlying Portfolio has brought large transfer activity to our attention for investigation on a case-by-case basis. For example, some fund managers have asked us to monitor for “block transfers” where transfer requests have been submitted on behalf of multiple Owners by a third party such as an investment adviser. When we detect such large trades, we may impose restrictions similar to those described above where future transfer requests from that third party must be submitted in writing with an original signature. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of the restriction for a six-month period; a third occurrence will result in the permanent imposition of the restriction.
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Loans
Loan Privileges. After the first Policy Anniversary, you may, by request in writing (by mail or facsimile) to our Administrative Office or via the Internet, borrow an amount up to the Loan Value of the Policy, with the Policy serving as sole security for such loan. The Loan Value is equal to (a) minus (b), where:
(a)	is 85% of the Cash Value of the Policy on the date the Policy Loan is requested; and
(b)	is the amount of any outstanding Indebtedness.
The minimum amount that you may borrow is $100. We will ordinarily pay any amount due to you under a Policy Loan within seven days after we receive the loan request at our Administrative Office, although we may postpone payments under certain circumstances.
We will process each loan request at the accumulation unit values determined at the end of the Valuation Period during which we receive your request.
When a Policy Loan is made, we will transfer Cash Value equal to the amount of the loan to the Loan Account as collateral for the loan. We will also transfer an amount equal to the loan interest due at the next Policy Anniversary, discounted at an interest rate equal to the current Loan Account crediting rate. Unless you request a different allocation, we will transfer amounts from the Divisions of the Separate Account and the General Account in the same proportion that the Policy’s Cash Value in each Division and the General Account bears to the unloaned Cash Value. This will reduce the Policy’s Cash Value in the Separate Account and the General Account. These transactions will not be considered transfers for purposes of the limitations on transfers.
Interest Rate Charged for Policy Loans. We charge you 8% interest per year on a loan. Loan interest is due and payable in arrears on each Policy Anniversary or for the duration of the Policy Loan, if shorter. If you do not pay the interest charged when it is due, we will transfer to the Loan Account an amount of Cash Value equal to the interest due. We will deduct the amount transferred from the Divisions and the General Account in the same proportion that the Cash Value in each Division and the General Account bears to the unloaned Cash Value.
Loan Account Interest Rate Credited. Amounts in the Loan Account will earn interest daily at an annual rate of at least 5%. The Loan Account interest credited will be transferred to the Divisions and the General Account: (i) each Policy Anniversary; (ii) when a new loan is made; (iii) when a loan is partially or fully repaid; and (iv) when an amount is needed to meet a monthly deduction.
Repayment of Indebtedness. You may repay all or part of your Indebtedness at any time while the Insured is living and the Policy is in effect. All repayments should be made directly to us at our Administrative Office. Upon repayment, we will allocate an amount equal to the loan repayment (but not more than the amount of the outstanding Indebtedness) from the Loan Account back to the General Account and the Separate Account Divisions on the same proportionate basis on which we originally transferred the loan collateral from the Divisions and/or the General Account (described above).
We will treat amounts paid while a Policy Loan is outstanding as premiums unless you request in writing that the payments be treated as repayment of Indebtedness.
Effect of Policy Loans. Whether or not repaid, a Policy Loan will permanently affect the Cash Value and Cash Surrender Value of a Policy, and may permanently affect the amount of the death benefit. This is because the collateral for the Policy Loan (the amount held in the Loan Account) does not participate in the performance of the Separate Account while the loan is outstanding. If the Loan Account interest credited is less than the investment performance of the selected Division, the Policy values will be lower as a result of the loan. Conversely,
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if the Loan Account interest credited is higher than the investment performance of the Division, the Policy values may be higher. We will deduct any outstanding Indebtedness from the proceeds payable upon the death of the Insured, surrender, or the maturity of the Policy.
There are risks associated with taking a Policy Loan, including the potential for a Policy to lapse if the Indebtedness exceeds the Cash Value on any Monthly Anniversary. In addition, if the Policy is a MEC, then a Policy Loan will be treated as a partial withdrawal for federal income tax purposes. A loan also may have possible adverse tax consequences that could occur if a Policy is exchanged, canceled or lapses with loans outstanding. A loan from or secured by a Policy that is not classified as a MEC should generally not be treated as a taxable distribution so long as the Policy stays in force. You should seek competent advice before requesting a Policy loan.
Conversion Right to a Fixed Benefit Policy
You may, upon written request, convert a Policy still in force to a life insurance policy that provides benefits that do not vary with the investment return of the Divisions. If, during the first two Policy Years, you request in writing that we transfer all of your Cash Value into the General Account, and you indicate that you are exercising the conversion right, the transfer will not be subject to a transaction charge or to transfer limits. At the time of the transfer, there will be no effect on the Policy’s death benefit, Face Amount, net amount at risk, risk class or Issue Age. If you exercise your one-time conversion right, we will automatically allocate all future Net Premiums to the General Account, and no future transfers to the Separate Account will be allowed.
If a Certificate has been amended to operate as an Individual Policy following an Insured’s change in eligibility under a Group Contract, the conversion right will be measured from the Issue Date of the original Certificate. At the time of the conversion, the new Policy will have, at the Owner’s option, either the same death benefit or the same net amount at risk as the original Policy. The new Policy will also have the same Issue Date and Issue Age as the original Policy. The premiums for the new Policy will be based on our rates in effect for the same Issue Age and rate class as the original Policy.
Conversion Right Upon Termination of the Group Contract or Change in Insured’s Eligibility
Group Contracts with Automatic Continuation of Coverage. Under some Group Contracts, as long as the Certificate is in force, an Insured’s coverage will continue even if an Insured’s eligibility under a Group Contract or employer-sponsored insurance program ends because the Group Contract or employer-sponsored insurance program terminates or the Employee’s employment ends. Even if the Certificate has lapsed and is not in force, the right to reinstate and to convert a lapsed Certificate remains despite the change in the Employee’s eligibility during the reinstatement period.
We will amend a Certificate issued under such a Group Contract automatically so that it will continue in force as an Individual Policy with the same rights, benefits, and guaranteed charges. The amendment will be mailed to the Owner within 31 days (a) after we receive written notice that the Employee’s employment ended or (b) after the termination of the Group Contract. If the Certificate is in a grace period at the time the conversion occurs, any premium necessary to prevent the Certificate from lapsing must be paid to us before the Individual Policy will be mailed. A new planned premium schedule will be established which will have the same planned annual premium utilized under the Group Contract. The new planned payment intervals will be no more frequent than quarterly. The Company may allow payment of planned premium through periodic (usually monthly) authorized electronic funds transfer. Of course, unscheduled premium payments can be made at any time. (See “Premiums.”)
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If an Individual Policy was issued under such a Group Contract or other employer-sponsored insurance program, the Policy will continue in force following the change in eligibility. The rights, benefits, and guaranteed charges under the Policy will remain the same following this change in eligibility.
When an Employee’s spouse is the Insured under a Policy, the spouse’s insurance coverage also will continue in the event the Employee is no longer eligible. We will automatically amend the Certificate issued to the Employee’s spouse so that it will continue in force as an Individual Policy with the same rights, benefits, and guaranteed charges. If an Individual Policy was originally issued to the Employee’s spouse, the Individual Policy will continue with the same rights, benefits, and guaranteed charges.
If an Associated Company ceases be to under common control with the Contractholder, the Insureds of the Associated Company (i.e., employees of the Associated Company and their spouses) may continue their insurance in the manner described above.
Group Contracts without Automatic Continuation of Coverage. Under certain Group Contracts, an Insured’s coverage may end upon termination of the Group Contract or if the Group Contract has been amended to end life insurance coverage for an eligible class of Employees of which the Insured is a member. The Insured then has the option to convert the Certificate to a personal policy of insurance. (See “Conditions for Conversion” below.)
If the Group Contract terminates or is amended (as indicated above), then your Certificate (including any death benefit thereunder) will cease. If there is another life insurance plan for which the Insured is eligible, we will pay the succeeding carrier the Cash Surrender Value. If there is no successor plan, or if the successor carrier is unable to accept such Cash Surrender Value, we will pay the Cash Surrender Value to you, unless you elect in writing to take a paid-up insurance option using your Cash Surrender Value as a single premium. The Cash Surrender Value must provide a paid-up policy in the minimum amount of $10,000. Paid-up insurance is permanent life insurance with no further premiums due. It has cash value. The amount of the paid-up insurance is payable at the death of the Insured. If we pay the Cash Surrender Value to you, the federal income tax consequences of the distribution to you would be the same as if you surrendered your Certificate. (See “Federal Tax Matters — Tax Treatment of Policy Benefits.”)
Under certain group contracts, some states may also require a conversion option (i) if the Insured’s employment terminates, or (ii) if the Insured’s membership in an eligible class terminates, or (iii) if the amount of life insurance the Insured is eligible for is reduced.
Conditions for Conversion. If you choose to convert the Certificate to a personal policy of insurance for any of the reasons set forth above, we must receive your written application and the premium due for the new policy at our Administrative Office, within the relevant application period. The amount of the new policy will be determined as specified in your Certificate. We or one of our affiliates will issue a new policy, which will be subject to the conditions set forth in the form of Contract applicable to you. The new policy will take effect on the 32nd day after the date the life insurance coverage under the Certificate ends (or the amount of life insurance the Insured is eligible for is reduced), regardless of the duration of the relevant application period.
Payment of Benefits at Maturity
If the Insured is living and the Policy is in force, we will pay the Cash Surrender Value to you on the Maturity Date. Amounts payable on the Maturity Date ordinarily will be paid within seven days of that date, although payment may be postponed under certain circumstances. A Policy will mature if and when the Insured reaches Attained Age 95.
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Telephone, Facsimile and Internet Requests
In addition to written requests, we may accept instructions by telephone, facsimile, and via the Internet from you or an authorized third party regarding transfers, loans, partial withdrawals and certain Policy changes, subject to the following conditions.
•	We will employ reasonable procedures to confirm that instructions are genuine.
•	If we follow these procedures, we are not liable for any loss, damage, cost, or expense from complying with instructions we reasonably believe to be authentic. You bear the risk of any such loss.
•	These procedures may include requiring forms of personal identification before acting upon instructions and/or providing written confirmation of transactions to you.
•	We reserve the right to suspend telephone, facsimile and/or Internet instructions at any time for any class of Policies for any reason.
You should protect your personal identification number (“PIN”) because self-service options will be available to your agent of record and to anyone who provides your PIN when using Internet systems. We are not able to verify that the person providing the PIN and giving us instructions via the Internet is you or is authorized to act on your behalf.
Facsimile or Internet transactions may not always be possible. Any facsimile or computer system, whether it is ours, yours, or that of your service provider or agent, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our processing of your request. Although we have taken precautions to equip our systems to handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you should make the request by writing to our Administrative Office.
Our variable life insurance business is largely conducted through digital communications and data storage networks and systems operated by us and our service providers or other business partners (e.g., the Portfolios and the firms involved in the distribution and sale of our variable life insurance policies). For example, many routine operations, such as processing Owners’ requests and elections and day-to-day record keeping, are all executed through computer networks and systems.
POLICY LAPSE AND REINSTATEMENT
Lapse
A Policy may enter a 62-day grace period and possibly lapse (terminate without value or death benefit) if the Cash Surrender Value is not enough to cover the next monthly deduction. If you have taken out a loan, then your Policy also will enter a grace period and possibly lapse whenever the Indebtedness exceeds the Cash Value on the Monthly Anniversary. Thus, the payment of premiums in any amount does not guarantee that the Policy will remain in force until the Maturity Date.
We will notify you at the beginning of the grace period by mail. The notice will specify the amount of premium required to keep the Policy in force, and the date the payment is due. Subject to minimum premium requirements, the amount of the premium required to keep the Policy in force will be the amount of the current monthly deduction. If we do not receive the specified minimum payment within the grace period, the Policy will lapse and terminate without Cash Value. Upon lapse, any Indebtedness is extinguished and any collateral in the Loan Account is returned to the Company. If the Insured dies during the grace period, any overdue monthly deductions and Indebtedness will be deducted from the death benefit payable.
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Reinstatement
Unless you have surrendered the Policy, you may reinstate a lapsed Policy by written application at any time while the Insured is alive and within five years after the date of lapse and before the Maturity Date. The right to reinstate a lapsed Policy will not be affected by the termination of a Group Contract or the termination of an Employee’s employment during the reinstatement period.
Reinstatement is subject to the following conditions:
•	Evidence of the insurability of the Insured satisfactory to us (including evidence of insurability of any person covered by a rider to reinstate the rider).
•	Payment of a premium that, after the deduction of any premium charges (premium expense charge and premium tax charge), is large enough to cover: (a) the monthly deductions due at the time of lapse, and (b) two times the monthly deduction due at the time of reinstatement.
•	Payment or reinstatement of any Indebtedness. Any Indebtedness reinstated will cause a Cash Value of an equal amount also to be reinstated.
If you meet the requirements to reinstate a lapsed Policy, your face amount will be reinstated to the amount in effect immediately prior to the lapse. If you reinstate a lapsed Policy and elect to reinstate any Indebtedness existing immediately before the Policy lapsed, the corresponding collateral for the Indebtedness would also be reinstated as part of the Cash Value of the reinstated Policy. The amount of Cash Value on the date of reinstatement will be equal to the amount of any Indebtedness reinstated, increased by the net premiums paid at reinstatement and any loans paid at the time of reinstatement.
If a Policy is reinstated after 90 days of lapse, a new Policy will be issued to you. The effective date of the new Policy will be the date we approve the application for reinstatement. There will be a full monthly deduction for the Policy Month that includes that date. If the Group Contract was issued before January 1, 2009, the guaranteed cost of insurance rates for the new Policy will be based on the 1980 Commissioners Standard Ordinary Mortality Table C. If the Group Contract was issued on or after January 1, 2009, the guaranteed cost of insurance rates will be based on the 2001 Commissioners Standard Ordinary Male Mortality Table.
CHARGES AND DEDUCTIONS
We will deduct certain charges under the Policy in consideration for: (i) services and benefits we provide; (ii) costs and expenses we incur; (iii) risks we assume; and (iv) our profit expectations.
Services and benefits we provide:
•	the death benefit, cash and loan benefits under the Policy,
•	investment options, including premium allocations,
•	administration of elective options, and
•	the distribution of reports to Owners.
Costs and expenses we incur:
•	costs associated with processing and underwriting applications, and with issuing and administering the Policy (including any riders),
•	overhead and other expenses for providing services and benefits,
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•	sales and marketing expenses, and
•	other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state, and local premium and other taxes and fees.
Risks we assume:
•	that the cost of insurance charges we deduct are insufficient to meet our actual claims because Insureds die sooner than we estimate, and
•	that the costs of providing the services and benefits under the Policies exceed the charges we deduct.
Our revenues from any particular charge may be more or less than any costs or expenses that charge may be intended primarily to cover. We may use our revenues from one charge to pay other costs and expenses in connection with the Policies including distribution expenses. We may also profit from all the charges combined, including the cost of insurance charge and the mortality and expense risk charge and use such profits for any corporate purpose.
Transaction Charges
Premium Expense Charge. Before we allocate net premiums among the Divisions and the General Account pursuant to your instructions, we will reduce your premium payments by a front-end sales charge (“premium expense charge”) to compensate us for issuing the Policy. The maximum premium expense charge we can apply to any Policy can vary but will not exceed 1% for Policies issued under Group Contracts. The net amount of premiums invested is shown on your Policy’s schedule page and reflects the deduction of the premium tax charge and the amount of premium expense charge that applies to your Policy. Please refer to your Policy Schedule page. For certain Policies that are deemed to be individual contracts under federal tax laws, we will reduce your premium payments by a premium expense charge that can vary but will not exceed 2% of each premium payment to compensate us for the anticipated higher corporate income taxes that result from the sale of such Policies. The current premium expense charge is 1% for Policies issued under Group Policies and 2% for For Policies treated as individual contracts under the Omnibus Budget Reconciliation Act of 1990.
The sales charges will not change even if an Insured is no longer eligible under a Group Contract or employer-sponsored insurance program, but continues coverage on an individual basis.
Premium Tax Charge. Many states and localities impose a tax on premiums received by insurance companies. These premium taxes vary from jurisdiction to jurisdiction and range from 0% to 4.0% of premiums paid.
To cover these premium taxes, we will either assess an explicit premium tax charge or increase our insurance rates to cover these premium taxes. If your employer chooses the Group A or Group B charge structure, we will reduce premium payments by an explicit premium tax charge guaranteed not to exceed 2.25%. The current Premium Tax Charge for Group A and Group B is 2.25% of premiums paid. If your employer chooses the Group C charge structure, we will not assess an explicit premium tax charge but will include it in our insurance rates resulting in a higher cost of insurance charge. For a more detailed explanation of the different charge structures that apply to each Group, please see “Selection of Charge Structure (Group A, Group B and Group C)” above.
Partial Withdrawal Transaction Charge. You may make a partial withdrawal of Cash Value. For each partial withdrawal we will assess a transaction charge equal to the lesser of $25 or 2% of the amount withdrawn to cover administrative costs incurred in processing the partial withdrawal. This charge will be in addition to the amount received in cash.
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Transfer Charge. After the first Policy Year, you may transfer a portion of your Cash Value. For each transfer in excess of 12 in a single Policy Year, we may impose a charge of $25 to cover administrative costs incurred in processing the transfer. We are currently waiving this charge.
Periodic Charges
Monthly Deduction. We will make the monthly deduction on the Investment Start Date and on each succeeding Monthly Anniversary. We will make deductions from each Division and the General Account in the same proportion that the Policy’s Cash Value in each Division and the General Account bears to the unloaned Cash Value on the date the monthly deduction is made. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction also will vary.
The monthly deduction has several components:
•	the cost of insurance charge;
•	a monthly administrative charge (For Group B Policy owners and Group C Policy owners);
•	the charges for any riders; and
•	the mortality and expense risk charge.
Cost of Insurance Charge. We assess a monthly cost of insurance charge on each Monthly Anniversary (to cover the next Policy Month) to compensate us for underwriting the death benefit and for certain administrative costs (for Group B and C charge structures) and to cover state and local premium taxes (for Group C charge structure). The charge depends on the applicable cost of insurance rate and the net amount at risk in the Policy Month in which the charge is calculated. The charge may vary from Policy to Policy and from Policy Month to Policy Month.
We will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each Policy Month. The net amount at risk for a Policy Month equals: (i) the death benefit at the beginning of the Policy Month divided by 1.0032737; LESS (ii) the Cash Value at the beginning of the Policy Month. (Dividing the death benefit by 1.0032737 reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4%.)
We determine the cost of insurance separately for the initial Face Amount and for any increases in Face Amount. If we approve an increase in Face Amount, then a different cost of insurance charge may apply to the increase, based on the Insured’s circumstances at the time of the increase.
•	Cost of Insurance Rates. The current cost of insurance rates are based on the Attained Age and the rate class of the Insured. We base the current cost of insurance rates on our expectations as to future mortality experience. We currently issue the Policies on a guaranteed issue or simplified underwriting basis without regard to the sex of the Insured. Whether a Policy is issued on a guaranteed issue or simplified underwriting basis does not affect the cost of insurance charge determined for that Policy.
The current cost of insurance rates will not exceed the guaranteed cost of insurance rates set forth in the Policy. For Policies under Group Contracts issued before January 1, 2009, these guaranteed rates are 125% of the maximum rates that could be charged based on the 1980 Commissioners Standard Ordinary Mortality Table C (“1980 CSO Table”). For Policies under Group Contracts issued on or after January 1, 2009, the guaranteed cost of insurance rates will not exceed 400% of the rates that could be charged based on the 2001 Commissioners Standard Ordinary Male Mortality Table (“2001 CSO Table”). The guaranteed rates are higher than the rates in either the 1980 CSO table or the 2001 CSO Table because we use guaranteed or simplified underwriting procedures whereby the Insured is not required to submit to a medical or paramedical
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examination. Under these underwriting methods, then, healthy individuals will pay higher cost of insurance rates than they would pay under substantially similar policies using different underwriting methods. The current cost of insurance rates are generally lower than 100% of either the 1980 CSO Table or the 2001 CSO Table.
•	Net Amount at Risk. We also calculate the net amount at risk separately for the initial Face Amount and for any increase in Face Amount. In determining the net amount at risk for each increment of Face Amount, the Cash Value is first considered part of the initial Face Amount. If the Cash Value exceeds the initial Face Amount, it is then considered as part of any increment in Face Amount in the order these increases took effect. The net amount at risk is affected by investment performance, loans, payments of premiums, Policy fees and charges, the death benefit option chosen, partial withdrawals, and decreases in Face Amount. Any decrease in Face Amount — whether by the Owner’s request or resulting from a partial withdrawal — will first be used to reduce the net amount at risk for the most recent increase in Face Amount, the next most recent increases in succession, and then the net amount at risk for the initial Face Amount.
The current maximum cost of insurance is $10.78. per $1,000 of net amount at risk and the current minimum cost of insurance is $0.02. per $1,000 of net amount at risk.
Monthly Administrative Charge. We assess either an explicit monthly administrative charge from each Policy based upon the number of employees eligible to be covered at issue of a Group Contract or an employer-sponsored insurance program or increase our insurance rates to compensate us for ordinary administrative expenses such as record keeping, processing death benefit claims and Policy changes, preparing and mailing reports, and overhead costs. If your employer chooses the Group A charge structure, the amount of this charge is set forth in the specifications pages of the Policy. The guaranteed maximum administrative charge we can apply to any Policy under any Group Contract can vary but will not exceed $6.00 per Policy per month during the first Policy Year and $3.50 per Policy per month in renewal years. The current administrative charge that we apply is up to $3.50 per month. Please refer to your Policy Schedule Page for the administrative charge that applies to your Policy. If your employer chooses the Group B or Group C charge structure, the monthly administrative charge will not be charged as an explicit charge but will be included in our insurance rates resulting in a higher cost of insurance charge.
These maximum guaranteed charges are guaranteed not to increase over the life of the Policy. The administrative charge will not change in the event that the Insured is no longer eligible for group coverage, but continues coverage on an individual basis. In addition, when we believe that lower administrative costs will be incurred in connection with a particular Group Contract or employer-sponsored insurance program, we may modify the charge for that Group Contract or employer-sponsored insurance program.
Charges for Riders. We charge a fee to compensate us for the coverage that we are providing. The monthly deduction will include charges for any additional benefits provided by rider. (See “Additional Benefits and Riders.”) The charges for individual riders are summarized in the Fee Table of this prospectus. These riders may not be available in all states and some Group Contracts or employer-sponsored insurance programs may not offer certain riders.
•	Waiver of Monthly Deductions Rider. This Rider provides for the waiver of monthly deductions while the Insured is totally disabled, subject to certain limitations. The Insured must have become disabled before age 65. The charge under this rider is assessed per $1.00 of the waived monthly deduction for Certificates under Group Contracts or Individual Policies issued before January 1, 2004 and is assessed by increasing the applicable cost of insurance rates by 12% for Certificates under Group Contracts or Individual Policies issued on or after January 1, 2004. There is currently no additional charge for this rider.
•	Children’s Life Insurance Rider. This rider provides for term insurance on the Insured’s children, as defined in the rider. To be eligible for insurance under the rider, the child to be insured must not be confined in a hospital
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at the time the application is signed. Upon receipt at our Administrative Office of proof of the Insured’s death before the rider terminates, the rider will be continued on a fully paid-up term insurance basis. The death benefit will be payable to the named Beneficiary upon the death of any insured child. The charge for this rider is assessed per $1,000 of insurance coverage provided. The current charge for this rider is up to $0.26 per $1,000 of coverage.
•	Accelerated Death Benefit Settlement Option Rider. This rider provides for the accelerated payment of a portion of death benefit proceeds in a single sum to the Owner if the Insured is terminally ill. There is no charge for this rider. We may deduct an administrative charge of $100 from the accelerated death benefit at the time it is paid. We are currently waiving this charge.
•	Spouse’s Life Insurance Rider. This rider provides term insurance on the Insured’s spouse, as defined in the rider. To be eligible for insurance under the rider, the spouse must provide evidence of insurability at the time the application is signed. The death benefit will be payable to the named Beneficiary upon the death of the spouse. Under this rider, if we receive at our Administrative Office proof of the Insured’s death before the Policy Anniversary nearest the spouse’s 65th birthday, a limited 60-day continuation and exchange period begins, during which the rider may be exchanged for a new fixed-benefit policy on the life of the spouse. The spouse’s life insurance rider differs from an actual Policy issued on an employee’s spouse in that the rider provides only term insurance on the life of the spouse and does not provide for the accumulation of its own cash value. The current maximum charge for this rider is $6.72. per $1,000 of coverage and the current minimum charge is $0.03. per $1,000 of Coverage.
Mortality and Expense Risk Charge. We will deduct a daily charge from the Separate Account at a rate not to exceed 0.0024547% (an annual rate of 0.90%) of the net assets of each Division of the Separate Account. We may reflect a reduction in the current rate as a credit to Cash Value.
This charge compensates us for certain mortality and expense risks we assume. The mortality risk we assume is that an Insured may die sooner than anticipated and that we will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policy will exceed the amounts realized from the administrative charges assessed against the Policy. If this charge does not cover our actual costs, we absorb the loss. Conversely, if the charge more than covers our actual costs, we add the excess to our surplus. We expect to profit from this charge and may use such profits for any lawful purpose, including covering distribution and other expenses. The Mortality and Expense Risk Charge is currently 0.75% (annually) of the net assets of each Division of the Separate Account.
Loan Interest Charge. We charge interest on Policy loans at a maximum annual interest rate of 8.00%, payable in arrears on each Policy anniversary or for the duration of the Policy Loan, if shorter. We also will credit the amount in the Loan Account with interest at a minimum effective annual rate of 5% (our current interest rate is 8.00% and our current crediting rate is 7.25%). The current loan interest spread is 0.75%.
Federal Taxes
We currently do not assess charges against the Separate Account for federal income taxes that may be incurred by the Separate Account. We may assess such a charge in the future, as well as charges for other taxes incurred by the Separate Account. (See “Federal Tax Matters.”)
Variations in Charges
We may vary the amounts of charges described in this prospectus as a result of such factors as: (1) differences in legal requirements in the jurisdictions where the Policies are sold; (2) differences in actual or expected risks, expenses, Policy persistency, premium payment patterns, or mortality experience among different categories of
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purchasers or insureds; and (3) changes in Policy pricing that we may implement from time to time. We may take into account additional information provided by prospective Contractholders in assessing these differences and determining any variances in charges, subject to our underwriting guidelines. Any such variations will be pursuant to our administrative procedures that we establish and will not discriminate unfairly against any Policy Owner. Any such variations may apply to existing Policies as well as to Policies issued in the future, except that the charges under any Policy may never exceed the maximums therein.
Portfolio Charges and Expenses
Charges are deducted from and expenses paid out of the assets of the Portfolios that are described in the prospectuses for those Portfolios. Shares of the Portfolios are purchased for the Separate Account at their net asset value. The net asset value of Portfolio shares is determined after deduction of the fees and charges. For further information, consult the prospectus for each Portfolio and Appendix A, below.
FEDERAL TAX MATTERS
The following summary provides a general description of the federal income tax considerations associated with your Policy or Certificate, as applicable, and does not purport to be complete or to cover all tax situations. The summary does not address state, local or foreign tax issues related to the Policy or Certificate, as applicable. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.
Tax Status of the Policy or Certificate
In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy or Certificate, as applicable, must satisfy certain requirements which are set forth in the Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy or Certificate, as applicable, should satisfy the applicable requirements. If it is subsequently determined that the Policy or Certificate, as applicable, does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy or Certificate, as applicable, into compliance with such requirements and we reserve the right to restrict Policy or Certificate, as applicable, transactions in order to do so. The insurance proceeds payable upon death of the Insured will never be less than the minimum amount required for a Policy or Certificate, as applicable, to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy or Certificate, as applicable, was issued.
In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Policy or Certificate, as applicable, we believe that the Owner of a Policy or Certificate, as applicable, should not be treated as the owner of the Separate Account assets. We reserve the right to modify the Policy or Certificate, as applicable, to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policy or Certificate, as applicable, from being treated as the owners of the underlying Separate Account assets.
In addition, the Code requires that the investments of the Separate Account be “adequately diversified” in order for the Policy or Certificate, as applicable, to be treated as life insurance contracts for federal income tax purposes. It
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is intended that the Separate Account, through its investment decisions, will satisfy these diversification requirements. If Fund shares are sold directly to tax-qualified retirement plans that later lose their tax-qualified status or to non-qualified plans, there could be adverse consequences under the diversification rules.
The following discussion assumes that the Policy or Certificate, as applicable, will qualify as a life insurance contract for federal income tax purposes.
Tax Treatment of Policy or Certificate Benefits
In General. We believe that the death benefit under a Policy or Certificate, as applicable, should generally be excludible from the gross income of the Beneficiary to the extent provided in Section 101 of the Code. Insurance proceeds may be taxable in some circumstances, such as where there is a transfer-for-value of a Policy or Certificate, as applicable, or where a business is the Owner of the Policy or Certificate, as applicable, covering the life of an employee, if certain notice and consent and other requirements are not satisfied.
Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or Beneficiary. A tax adviser should be consulted on these consequences.
Generally, the Owner will not be deemed to be in constructive receipt of the Policy or Certificate, as applicable, cash value until there is a distribution. When distributions from a Policy or Certificate, as applicable, occur, or when loans are taken out from or secured by a Policy or Certificate, as applicable, the tax consequences depend on whether the Policy or Certificate, as applicable, is classified as a modified endowment contract.
Modified Endowment Contracts. Under the Code, certain life insurance contracts are classified as modified endowment contracts, with less favorable tax treatment than other life insurance contracts. Given the flexibility of the Policies or Certificates, as applicable, as to premiums and benefits, the individual circumstances of each Policy or Certificate, as applicable, will determine whether it is classified as a MEC. In general, a Policy or Certificate, as applicable, will be classified as a MEC if the amount of premiums paid into the Policy or Certificate, as applicable, causes the Policy or Certificate, as applicable, to fail the “7-pay test.” A Policy or Certificate, as applicable, will fail the 7-pay test if at any time in the first seven Policy or Certificate years, as applicable, or in the seven years after a “material change,” the amount paid into the Policy or Certificate, as applicable, exceeds the sum of the level premiums that would have been paid at that point under a Policy or Certificate, as applicable, that provided for paid-up future benefits after the payment of seven level annual payments.
If there is a reduction in the benefits under the Policy or Certificate, as applicable, during a 7-pay testing period, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the Policy or Certificate, as applicable, had originally been issued at the reduced Face Amount. If there is a “material change” in Policy’s or Certificate’s, as applicable, benefits or other terms, even after the first seven years, the Policy or Certificate, as applicable, may have to be retested as if it were a newly issued Policy or Certificate, as applicable. A material change may occur, for example, when there is an increase in the death benefit or the receipt of an unnecessary premium. Unnecessary premiums are premiums paid into a Policy or Certificate, as applicable, which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the most recent 7-pay testing period. To prevent your Policy or Certificate, as applicable, from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. In addition, a Policy or Certificate, as applicable, will be treated as a MEC if it is received in exchange for a life insurance contract that is a MEC. A current or prospective Owner should consult a tax adviser to determine whether a Policy or Certificate, as applicable, transaction will cause the Policy or Certificate, as applicable, to be classified as a MEC.
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Distributions Other Than Death Benefits From Modified Endowment Contracts. Policies or Certificates, as applicable, classified as modified endowment contracts are subject to the following tax rules:
(1)	All distributions other than death benefits, including distributions upon surrender, withdrawals and distributions of Cash Surrender Value to the Owner in the case of certain Plans where there is no succeeding plan of insurance or the succeeding carrier is unable to accept the Cash Surrender Value, from a modified endowment contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner’s investment in the Policy or Certificate, as applicable, only after all gain has been distributed.
(2)	Loans taken from or secured by a Policy or Certificate, as applicable, classified as a modified endowment contract are treated as distributions and taxed accordingly.
(3)	A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has Attained Age 59 1⁄2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner’s Beneficiary. The foregoing exceptions generally do not apply to an Owner that is a non-natural person, such as a corporation.
If a Policy or Certificate, as applicable, becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy or Certificate, as applicable, within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy or Certificate, as applicable, that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.
Distributions Other Than Death Benefits From Policies or Certificates That Are Not Modified Endowment Contracts. Distributions other than death benefits, including distributions upon surrender, withdrawals and distributions of Cash Surrender Value to the Owner in the case of certain Plans where there is no succeeding plan of insurance or the succeeding carrier is unable to accept the Cash Surrender Value, from a Policy or Certificate, as applicable, that is not classified as a modified endowment contract are generally treated first as a non-taxable recovery of the Owner’s investment in the Policy or Certificate, as applicable, and only after the recovery of all investment in the Policy or Certificate, as applicable, as gain taxable as ordinary income. However, distributions during the first 15 Policy or Certificate, as applicable, years accompanied by a reduction in Policy or Certificate, as applicable, benefits, including distributions which must be made in order to enable the Policy or Certificate, as applicable, to continue to qualify as a life insurance contract for federal income tax purposes, are subject to different tax rules and may be treated in whole or in part as taxable income.
Loans from or secured by a Policy or Certificate, as applicable, that is not a modified endowment contract are generally not treated as distributions.
Finally, neither distributions nor loans from or secured by a Policy or Certificate, as applicable, that is not a modified endowment contract are subject to the 10 percent additional income tax.
Investment in the Policy or Certificate. Your investment in the Policy or Certificate, as applicable, is generally your aggregate premiums. When a distribution is taken from the Policy or Certificate, as applicable, your investment in the Policy or Certificate, as applicable, is reduced by the amount of the distribution that is tax-free.
Policy or Certificate Loans. In general, interest on a Policy or Certificate, as applicable, loan will not be deductible. If a Policy or Certificate, as applicable, loan is outstanding when a Policy or Certificate, as applicable, is exchanged, canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. In the case of an outstanding loan at the time of an exchange, the cancelled loan will generally be taxed to the extent of any Policy or Certificate, as applicable, gain.
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Before taking out a Policy or Certificate, as applicable, loan, you should consult a tax adviser as to the tax consequences.
Withholding. To the extent that Policy or Certificate, as applicable, distributions are taxable, they are generally subject to withholding for the recipient’s federal income tax liability. However, recipients can generally elect not to have tax withheld from distributions.
Life Insurance Purchases by Residents of Puerto Rico. The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to federal income tax. Note, however, that the foregoing rule may not apply to certain contracts issued by Puerto Rican branches of U.S. life insurance companies before January 1, 2005, provided that such payments are made pursuant to binding life insurance contracts issued by such branches on or before July 12, 2004.
Multiple Policies or Certificates. All modified endowment contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includable in the Owner’s income when a taxable distribution occurs.
Accelerated Benefits Rider. In general, rider benefits may be received tax free by the Owner if the Insured is terminally ill or chronically ill, subject to certain limitations and conditions. However, benefits under the Accelerated Benefits Rider received by a business owner with respect to an insured employee will generally be taxable. You should consult a qualified tax adviser about the consequences of adding this rider to a Policy or Certificate, as applicable, or requesting payment under this rider.
Non-Individual Owners and Business Beneficiaries of Policies or Certificates. If a Policy or Certificate, as applicable, is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity’s interest deduction under Code Section 264, even where such entity’s indebtedness is in no way connected to the Policy or Certificate, as applicable. In addition, under Code Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a Beneficiary of a Policy or Certificate, as applicable, this Policy or Certificate, as applicable, could be treated as held by the business for purposes of the Code Section 264(f) entity-holder rules. Death benefits payable to a business owner on the life of an employee will generally be taxable if certain notice and consent and other requirements are not satisfied. In addition, benefits under the Accelerated Benefits Rider or Accelerated Death Benefit Settlement Option Rider, as applicable received by a business owner with respect to an insured employee will generally be taxable.
Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of a Policy or Certificate, as applicable, or before a business (other than a sole proprietorship) is made a Beneficiary of a Policy or Certificate, as applicable.
Estate, Gift and Generation-Skipping Transfer Taxes. The transfer of the Policy or Certificate, as applicable, or designation of a Beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the Insured dies, the death proceeds will generally be includable in the Owner’s estate for purposes of federal estate tax if the Insured owned the Policy or Certificate, as applicable, retained incidents of ownership at death, or made a gift transfer of the Policy or Certificate, as applicable, within 3 years of death. If the Owner was not the Insured, the fair market value of the Policy or Certificate, as applicable, would be included in the Owner’s estate upon the Owner’s death.
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Moreover, under certain circumstances, the Code may impose a generation-skipping transfer tax when all or part of a life insurance Policy or Certificate, as applicable, is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Policy or Certificate, as applicable, or from any applicable payment, and pay it directly to the IRS.
Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy or Certificate, as applicable, ownership and distributions under federal, state and local law. The individual situation of each Owner or Beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy or Certificate, as applicable, proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.
In general, current rules provide for a $10 million estate, gift and generation-skipping transfer tax exemption (as indexed for inflation) and a top tax rate of 40 percent through the year 2025.
The complexity of the tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your Beneficiaries under all possible scenarios.
Life Insurance Purchases by Nonresident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to a Policy or Certificate, as applicable, purchase.
Possible Tax Law Changes. Although the likelihood of legislative or regulatory changes is uncertain, there is always the possibility that the tax treatment of the Policy or Certificate, as applicable, could change by legislation, regulation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy or Certificate, as applicable.
We have the right to modify the Policy or Certificate, as applicable, in response to legislative or regulatory changes that could otherwise diminish the favorable tax treatment Owners currently receive. We make no guarantee regarding the tax status of any Policy or Certificate, as applicable, and do not intend the above discussion as tax advice.
Transfer of Issued Life Insurance Policies to Third Parties. If you transfer the Policy to a third party, including a sale of the Policy to a life settlement company, such transfer for value may be taxable. The death benefit will also be taxable in the case of a transfer for value unless certain exceptions apply. We may be required to report certain information to the IRS, as required under IRC section 6050Y and applicable regulations. You should consult with a qualified tax advisor for further information prior to transferring the Policy.
Our Income Taxes. Under current federal income tax law, we are not taxed on the Separate Account’s operations. Thus, currently we do not deduct a charge from the Separate Account for federal income taxes. We reserve the right to charge the Separate Account for any future federal income taxes or economic burdens we may incur.
Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.
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Tax Credits and Deductions. The Company may be entitled to certain tax benefits related to the assets of the Separate Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Separate Account or to the Policy or Certificate, as applicable, owners since the Company is the owner of the assets from which the tax benefits are derived.
ADDITIONAL BENEFITS AND RIDERS
In addition to the standard death benefit associated with your Policy, other standard and/or optional benefits may also be available to you. The following table summarizes information about those benefits. Information about the fees associated with each benefit included in the table may be found in the Fee Table. We currently offer the following riders under the Policy, subject to state availability:
NAME OF BENEFIT	PURPOSE	IS BENEFIT STANDARD OR OPTIONAL?	BRIEF DESCRIPTION OF RESTRICTIONS OR LIMITATIONS
Waiver of Monthly Deductions Rider	This rider provides for the waiver of monthly deductions while the Insured is totally disabled, including cost of insurance and monthly certificate expense charges, upon proof of disability.	Standard	The rider is standard if elected by the employer at the group level. There is no individual election at the Employee level, and the Employee may not terminate the benefit. You should ask your employer if this benefit is included.

The Insured must have become disabled before age 65.
Children’s Term Insurance Benefit	This rider provides term insurance in an amount selected at issue upon proof of death for any insured child.	Optional	You may choose to add this benefit if your employer makes the benefit available. Depending upon your employer’s elected rider benefit, you may also need to be on active status. You should ask your employer if this benefit is included and whether you need to be on active status in order to elect it.

Coverage applied for after certificate issue may be subject to underwriting.
Spouse Term Insurance Benefit	This rider provides term insurance in an amount selected at issue upon proof of death of the Insured’s spouse.	Optional	You may choose to add this benefit if your employer makes the benefit available. Depending upon your employer’s elected rider benefit, you may also need to
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NAME OF BENEFIT	PURPOSE	IS BENEFIT STANDARD OR OPTIONAL?	BRIEF DESCRIPTION OF RESTRICTIONS OR LIMITATIONS
be on active status. You should ask your employer if this benefit is included and whether you need to be on active status in order to elect it.

Coverage applied for after certificate issue may be subject to underwriting.
Accelerated Death Benefit Settlement Option Rider	Under this rider, you may receive an accelerated payment of a portion of your death benefit if the Insured is terminally ill.	Standard	The rider is standard if elected by the employer at the group level. There is no individual election at the Employee level, and the Employee may not terminate the benefit. You should ask your employer if this benefit is included.

Payment under this rider may affect eligibility for benefits under state or federal law.
Dollar Cost Averaging	Allows you to automatically transfer from the DWS Government Money Market VIP Division to other Divisions a predetermined amount of money over a specified period of time.	Optional	You may not elect both Dollar Cost Averaging and Automatic Rebalancing at the same time.
Annual Automatic Portfolio Rebalancing	Allows you to automatically reallocate your Cash Value among the elected Divisions to return the allocation to the percentages you specify.	Optional	You may not elect both Dollar Cost Averaging and Automatic Rebalancing at the same time.
Additional Insurance Benefits
Waiver of Monthly Deductions Rider. This rider provides for the waiver of the monthly deductions while the Insured is totally disabled as defined in the Rider. The Insured must provide proof that they are unable to perform any other job for which the Insured is fit by education, training or experience. The Insured must have become disabled before age 65.
For example, if you are eligible for benefits under this rider, and have current premiums of $150 per month including a $50 optional investment premium, We will waive $100 per month so your life insurance coverage remains in force.
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Children’s Life Insurance Rider. This rider provides for term insurance on the Insured’s children, as defined in the rider. To be eligible for insurance under the rider, the child to be insured must not be confined in a hospital at the time the application is signed. The death benefit will be payable to the named Beneficiary upon the death of any insured child. Upon receipt at our Administrative Office of proof of the Insured’s death before the rider terminates, the rider will be continued on a fully paid-up term insurance basis.
For example, if you have $5,000 of coverage under this rider, and your child dies while the child rider is in force, we will pay $5,000 in death benefit to the Beneficiary upon the death of the child.
Spouse’s Life Insurance Rider. This rider provides term insurance on the Insured’s spouse, as defined in the rider. To be eligible for insurance under the rider, the spouse must provide evidence of insurability at the time the application is signed. The death benefit will be payable to the named Beneficiary upon the death of the spouse. Under this rider, if we receive at our Administrative Office proof of the Insured’s death before the Policy Anniversary nearest the spouse’s 65th birthday, a limited 60-day continuation and exchange period begins, during which this rider may be exchanged for a new fixed-benefit policy on the life of the spouse. The spouse’s life insurance rider differs from an actual Policy issued on an employees’ spouse in that the rider provides only term insurance on the life of the spouse and does not provide for the accumulation of its own cash value.
For example, if you have $10,000 of coverage under this rider, and your legal spouse dies while the spouse rider is in force, we will pay $10,000 in death benefit to the Beneficiary upon the death of the spouse.
Accelerated Death Benefit Settlement Option Rider. This rider provides for the accelerated payment of a portion of death benefit proceeds in a single sum to you if the Insured is terminally ill and expected to die within less than 12 months (subject to state variations). Any irrevocable Beneficiary and assignees of record must provide written authorization in order for the Owner to receive the accelerated benefit. The amount of the death benefit payable under the rider will equal up to 85% of the Face Amount under the Policy on the date we receive satisfactory evidence of terminal illness as described above, less any Indebtedness. In general, rider benefits may be received tax free subject to certain limitations and conditions. You should consult a qualified tax adviser about the consequences of adding this rider to a Certificate or requesting an accelerated death benefit payment under this rider. We do not currently impose a charge for this rider. However, we reserve the right to deduct an administrative charge of $100 from the accelerated death benefit at the time it is paid.
The federal income tax consequences associated with adding or receiving benefits under the Accelerated Death Benefit Settlement Option Rider are unclear. You should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting an accelerated death benefit payment under this rider.
For example, if you are eligible for benefits under the Accelerated Death Benefit Settlement Option Rider and have a face amount of $100,000 with no cash value, you may elect to receive up to $85,000 of the death benefit proceeds (less any loans and loan interest) prior to Your death.
Automatic Investment Strategies
Dollar Cost Averaging. This investment strategy allows you to automatically transfer a predetermined amount of money from the DWS Government Money Market VIP Division to a number of available Divisions of the Separate Account. Based on the elected investment allocations for this investment strategy, Dollar Cost Averaging occurs after the close of business on each Monthly Anniversary or after close of business on the next business day following each Monthly Anniversary should your Monthly Anniversary fall on a non-business day (weekend or holiday) as long as all other requirements are met. The portion of the Policy’s Cash Value in the DWS Government
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Money Market VIP must be greater than or equal to $1,000. The minimum total monthly transfer amount must be greater than or equal to $100.
Dollar Cost Averaging does not assure a profit or protect against a loss in declining markets. It involves continuous investment in securities regardless of price fluctuations. An investor should consider his/her ability to continue purchases in periods of low price levels.
For example, if you elected the Dollar Cost Averaging and selected $12,000 of cash value to be transferred from the DWS Government Money Market Division to specified other Divisions that you choose, over a 12 month period we will transfer $1,000 each month for 12 months.
Annual Automatic Portfolio Rebalancing. This investment strategy allows you to automatically reallocate your Cash Value among the elected Divisions to return the allocation to the percentages you specify. This rebalancing occurs annually after the close of business on your Policy anniversary or after the close of business on the next business day following your Policy anniversary should your Policy anniversary fall on a non-business day (holiday or weekend).
Annual Automatic Portfolio Rebalancing does not assure a profit or protect against a loss in declining markets.
For example, if you allocated 25% among four Divisions, after the close of business on your Policy anniversary, or after the close of business on the next business day following your Policy anniversary should your Policy anniversary fall on a non-business day (holiday or weekend), we will transfer amounts among those four Divisions so that there is 25% of your Policy’s Cash Value in each Division.
The automated transfers under these investment strategies will not count towards frequent transfer constraints or transfer limitations. However, we reserve the right to include them if we decide to restrict transfers under the terms of the contract.
DISTRIBUTION OF THE POLICIES
Distributing the Policies
MetLife Investors Distribution Company (“MLIDC”) is the principal underwriter and distributor of the Policies. MLIDC, which is our affiliate, also acts as the principal underwriter and distributor of other variable life insurance policies and variable annuity contracts that we, or our affiliated companies issue. We reimburse MLIDC for expenses MLIDC incurs in distributing the Policies (e.g. commissions payable to retail broker-dealers who sell the Policies).
MLIDC’s principal offices are located at 200 Park Avenue, New York, NY 10166. MLIDC is registered under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or online.
MLIDC and the Company may enter into selling agreements with broker-dealers (“selling firms”) who will sell the Policies through their registered representatives. We pay commissions to these selling firms for the sale of the Policies, and these selling firms compensate their registered representative agents. Commissions are payable on net collected premiums received by the Company. A portion of the payments made to selling firms may be passed
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on to their registered representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your registered representative for further information about what your registered representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.
We may compensate MetLife employees for referrals. We may also make various payments to selling firms and other third parties. (See “Compensation Paid to Selling Firms and Other Intermediaries.”)
Commissions Paid to Selling Firms
The maximum commissions payable to a selling firm are one of the following options:
Option	First Year	Renewal Years
1	A+B	a+b
2	A+B	a+c
3	A+X+Y+Z	a
A =	25% of premiums that do not exceed the cost of insurance assessed during the first Policy Year.
B =	1% of premiums in excess of the cost of insurance assessed during the first Policy Year.
a =	25% of premiums that do not exceed the cost of insurance assessed during the respective Policy Year.
b =	1% of premiums in excess of the cost of insurance assessed during that Policy Year.
c =	Up to 0.25% per year of the average Cash Value of a Policy during a Policy Year.
X =	20% of the first Policy Year premiums received up to an amount that equals: the planned annual premium reduced by the cost of insurance charge, the monthly administrative charge, premium loads assessed, and any premiums paid less frequently than monthly.
Y =	2% of any unscheduled premiums received.
Z =	1% of premiums equal to the monthly administrative charge and the premium loads on those charges and the cost of insurance.
Compensation Paid to Selling Firms and Other Intermediaries
MetLife enters into arrangements concerning the sale, servicing and/or renewal of MetLife group insurance and certain other group-related products (“Products”) with brokers, agents, consultants, third party administrators, general agents, associations, and other parties that may participate in the sale, servicing and/or renewal of such products (each an “Intermediary”). MetLife may pay your Intermediary compensation, which may include, among other things, base compensation, supplemental compensation and/or a service fee. MetLife may pay compensation for the sale, servicing and/or renewal of Products, or remit compensation to an Intermediary on your behalf. Your Intermediary may also be owned by, controlled by or affiliated with another person or party, which may also be an Intermediary and who may also perform marketing and/or administration services in connection with your Products and be paid compensation by MetLife.
Base compensation, which may vary from case to case and may change if you renew your Products with MetLife, may be payable to your Intermediary as a percentage of premium or a fixed dollar amount. MetLife may also pay your Intermediary compensation that is based upon your Intermediary placing and/or retaining a certain volume of
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business ( number of Products sold or dollar value of premium) with MetLife. In addition, supplemental compensation may be payable to your Intermediary for eligible Products. Under MetLife’s current supplemental compensation plan (“SCP”), the amount payable as supplemental compensation may range from 0% to 8% of premium. The supplemental compensation percentage may be based on one or more of: (1) the number of Products sold through your Intermediary during a one-year period or other defined period; (2) the amount of premium or fees with respect to Products sold through your Intermediary during a one-year period; (3) the persistency percentage of Products in force through your Intermediary during a one-year period; (4) the block growth of the Products in force through your Intermediary during a one-year period; (5) premium growth during a one-year period; or (6) a flat amount, fixed percentage or sliding scale of the premium for Products as set by MetLife. The supplemental compensation percentage will be set by MetLife based on the achievement of the outlined qualification criteria and it may not be changed until the following SCP plan year. As such, the supplemental compensation percentage may vary from year to year, but will not exceed 8% under the current supplemental compensation plan.
The cost of supplemental compensation is not directly charged to the price of our Products, except as an allocation of overhead expense, which is applied to all eligible group insurance Products, whether or not supplemental compensation is paid in relation to a particular sale or renewal. As a result, your rates will not differ by whether or not your Intermediary receives supplemental compensation. If your Intermediary collects the premium from you in relation to your Products, your Intermediary may earn a return on such amounts. Additionally, MetLife may have a variety of other relationships with your Intermediary or its affiliates, or with other parties, that involve the payment of compensation and benefits that may or may not be related to your relationship with MetLife (e.g., insurance and employee benefits exchanges, enrollment firms and platforms, sales contests, consulting agreements, participation in an insurer panel, or reinsurance arrangements).
More information about the eligibility criteria, limitations, payment calculations and other terms and conditions under MetLife’s base compensation and supplemental compensation plans can be found on MetLife’s Web site at www.metlife.com/business-and-brokers/broker-resources/broker-compensation. Questions regarding Intermediary compensation can be directed to ask4met@metlifeservice.com, or if you would like to speak to someone about Intermediary compensation, please call (800) ASK 4MET. In addition to the compensation paid to an Intermediary, MetLife may also pay compensation to your representative. Compensation paid to your representative is for participating in the sale, servicing, and/or renewal of products, and the compensation paid may vary based on a number of factors including the type of product(s) and volume of business sold. If you are the person or entity to be charged under an insurance policy or annuity contract, you may request additional information about the compensation your representative expects to receive as a result of the sale or concerning compensation for any alternative quotes presented, by contacting your representative or calling (866) 796-1800.
Commissions and other incentive payments described above are not charged directly to Owners or the Separate Account. We intend to recoup these payments and other sales expenses through fees and charges deducted under the Policy.
The Statement of Additional Information contains additional information about the compensation paid for the sale of the Policies.
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GENERAL PROVISIONS OF THE GROUP CONTRACT
Issuance
The Group Contract will be issued upon receipt of a signed application for Group Insurance signed by a duly authorized officer of the employer, and acceptance by a duly authorized officer of the Company at its Administrative Office.
Premium Payments
The Contractholder will remit planned premium payments for Insureds of the Contractholder or an associated company in an amount authorized by the employee to be deducted from his or her wages. All planned premiums under a Group Contract must be specified in advance. The planned premium payment interval is agreed to by the Contractholder and us. Before each planned payment interval, we will furnish the Contractholder with a statement of the planned premium payments to be made under the Group Contract or such other notification as has been agreed to by the Contractholder and us.
Grace Period
If the Contractholder does not remit planned premium payments in a timely fashion, the Group Contract will be in default. A grace period of 31 days begins on the date that the planned premiums were scheduled to be remitted. If the Contractholder does not remit premiums before the end of the grace period, the Group Contract will terminate. If the Group Contract provides for automatic continuation of coverage, the insurance coverage provided by the Policy will continue as an Individual Policy following the Group Contract’s termination, provided such insurance is not surrendered or cancelled by the Owner and provided the Owner pays the premium directly to the Company. If the Group Contract does not provide for automatic continuation of coverage, your Policy will cease and continuation of coverage may depend upon whether there is a succeeding plan of insurance. (See “Conversion Right Upon Termination of the Group Contract or Change in Insured’s Eligibility.”)
Termination
Except as described in “Grace Period” above, the Group Contract will be terminated immediately upon default. In addition, we may end a Group Contract or any of its provisions on 31 days’ notice. Some Group Contracts provide that if the Group Contract terminates, any Certificates in effect will remain in force on an individual basis, unless such insurance is surrendered or cancelled by the Owner. If a Certificate was issued in connection with such a Group Contract and if allowed by state law, the Certificate will be amended automatically to continue in force as an Individual Policy that will provide benefits that are identical to those provided under the Certificate. Other Group Contracts may not have such a continuation provision and if the Group Contract terminates, your Certificate will cease. If there is a succeeding plan of insurance, we will pay the succeeding carrier the Cash Surrender Value of your Certificate. If there is no succeeding carrier, or the succeeding carrier is unable to accept such Cash Surrender Value, we will pay the Cash Surrender Value to you, unless you elect to take a paid-up insurance option using your Cash Surrender Value as a single premium. (See “Conversion Right Upon Termination of the Group Contract or Change in Insured’s Eligibility.”)
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Right to Examine Group Contract
The Contractholder may terminate the Group Contract within 20 days after receiving it, within 45 days after the application was signed or within 10 days of mailing a notice of the cancellation right, whichever is latest. To cancel the Group Contract, the Contractholder should mail or deliver the Group Contract to us at our Administrative Office.
Entire Contract
The Group Contract, with the attached copy of the Contractholder’s application and other attached papers, if any, is the entire contract between the Contractholder and us. All statements made by the Contractholder, any Owner or any Insured will be deemed representations and not warranties. Misstatements will not be used in any contest or to reduce a claim under the Group Contract, unless such misstatements are in writing. A copy of the application containing such misstatement must have been given to the Contractholder or to the Insured or to his Beneficiary, if any.
Incontestability
We cannot contest the Group Contract after it has been in force for two years from the date of issue.
Ownership of Group Contract
The Contractholder owns the Group Contract. The Group Contract may be changed or ended by agreement between us and the Contractholder without the consent of, or notice to, any person claiming rights or benefits under the Group Contract. However, the Contractholder does not have any ownership interest in the Polices issued under the Group Contract. The rights and benefits under the Policies inure to the benefit of the Owners, Insureds, and Beneficiaries as set forth herein and in the Policies.
GENERAL MATTERS RELATING TO THE POLICY
Postponement of Payments
We usually pay the amounts of any surrender, partial withdrawal, death benefit proceeds or loan within 7 days after we receive all applicable written notices, permitted telephone, fax or Internet request, and/or due proof of death of the Insured. We may postpone such payments, however, whenever:
•	the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC;
•	the SEC by order permits postponement for the protection of Owners; or
•	an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account’s net assets.
The Company may defer payments on any amount from the General Account for not more than six months.
Payments under the Policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared your bank. We may use telephone, fax, internet or other means of communications to verify that payment from your check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. You may avoid the possibility of delay in disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check. If mandated by
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applicable law, the Company may be required to block your account and thereby refuse to pay any request for transfer, surrender, partial withdrawal, loan or death proceeds, until instructions are received from appropriate regulators. We also may be required to provide information about you and your account to government regulators.
Transfers, surrenders and partial withdrawals payable from the General Account and the payment of Policy loans allocated to the General Account may, subject to certain limitations, be delayed for up to six months. However, if payment is deferred for 30 days or more, the Company will pay interest at the rate of not less than 2 1⁄2% per year for the period of the deferment.
STATE VARIATIONS
This Prospectus describes all material features of the Policy. However, we will also issue you a Policy (Certificate or Individual Policy), which is a separate document from the prospectus. There may be differences between the description of the Policy contained in this prospectus and the Policy issued to you due to differences in state law. Please consult your Policy for the provisions that apply in your state. You should contact our Administrative Office to review a copy of your Policy and any applicable endorsements and riders.
LEGAL PROCEEDINGS
In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.
It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MetLife Investors Distribution Company to perform its contract with the Separate Account or of MetLife to meet its obligations under the Policies.
FINANCIAL STATEMENTS
The financial statements of the Company, Metropolitan Tower Life Insurance Company and Paragon Separate Account B are contained in the Statement of Additional Information (SAI).
The financial statements of the Company and of Metropolitan Tower Life Insurance Company should be distinguished from the financial statements of the Separate Account, and should be considered only as bearing on the ability of the Company to meet its obligations under the Policies and of Metropolitan Tower Life Insurance Company, as guarantor, to meet its obligations under the guarantee agreement. For a free copy of these financial statements and/or the SAI, please call or write to us at our Administrative Office.
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GLOSSARY
Administrative Office – The service office of the Company. The mailing address is: MetLife GVUL; Suite 600; 11330 Olive Boulevard; St. Louis, MO 63141. Unless another location is specified, all applications, notices and requests should be directed to the Administrative Office at the address above or, if permitted, to our facsimile number (866-347-4483). You may also contact us for information at 1-800-756-0124.
Attained Age – The Issue Age of the Insured plus the number of completed Policy Years.
Associated Companies – The companies listed in a Group Contract’s specifications pages that are under common control through stock ownership, contract or otherwise, with the Contractholder.
Beneficiary – The person(s) named in a Policy or by later designation to receive Policy proceeds in the event of the Insured’s death. A Beneficiary may be changed as set forth in the Policy and this Prospectus. Unless otherwise stated in the Policy, the Beneficiary has no rights in a Policy before the death of the Insured. If there is more than one Beneficiary at the death of the Insured, each will receive equal payments unless otherwise provided by the Owner.
Cash Value – The total amount that a Policy provides for investment at any time. It is equal to the total of the amounts credited to the Owner in the Separate Account, the General Account (if applicable), and in the Loan Account.
Cash Surrender Value – The Cash Value of a Policy on the date of surrender, less any Indebtedness.
Certificate – A document issued to Owners of Policies issued under Group Contracts, setting forth or summarizing the Owner’s rights and benefits.
Contractholder – The employer, association, sponsoring organization or trust that is issued a Group Contract.
Division – A subaccount of the Separate Account. Each Division invests exclusively in an available underlying Portfolio.
Effective Date – The actual date coverage shall take effect which will be on or after the Issue Date.
Employee – A person who is employed and paid for services by an employer on a regular basis. To qualify as an Employee, a person ordinarily must work for an employer at least 30 hours per week. MetLife may waive or modify this requirement at its discretion. An Employee may also include an independent contractor acting in many respects as an employee with a sponsoring employer. An Employee may include a partner in a partnership if the employer is a partnership.
Face Amount – The minimum death benefit under the Policy so long as the Policy remains in force.
Fund – An underlying mutual fund in which the Separate Account assets are invested.
General Account – The Policy option where your money earns annual interest at a rate that will not be lower than the guaranteed minimum rate in effect on the issue date of your Group Policy, which in no event will be lower than 4% (3% if the General Account is first made available under the Policy on or after May 1, 2011). We may credit higher rates of interest, but are not obligated to do so. This may not be available on all Policies as an option. The General Account is part of the Company’s general account.
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Group Contract – A group flexible premium variable life insurance contract issued to the Contractholder by the Company.
Indebtedness – The sum of all unpaid Policy Loans and accrued interest charged on loans.
Individual Insurance – Insurance provided under a Group Contract or under an Individual Policy issued in connection with an employer-sponsored insurance program on an Employee or an Employee’s spouse.
Insured – The person whose life is insured under a Policy. The term may include both an Employee and an Employee’s spouse.
Investment Start Date – The date the initial premium is applied to the General Account or to the Divisions of the Separate Account. This date is the later of the Issue Date or the date the initial premium is received at our Administrative Office.
Issue Age – The Insured’s Age as of the date the Policy is issued.
Issue Date – The Issue Date is the date from which Policy Anniversaries, Policy Years, and Policy Months are measured.
Loan Account – The account of the Company to which amounts securing Policy Loans are allocated. It is a part of the Company’s general account assets.
Loan Value – The maximum amount that may be borrowed under a Policy after the first Policy Anniversary.
Maturity Date – The Policy Anniversary on which the Insured reaches Attained Age 95.
Monthly Anniversary – The same date in each succeeding month as the Issue Date except that whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed the next Valuation Date. If any Monthly Anniversary would be the 29th, 30th, or 31st day of a month that does not have that number of days, then the Monthly Anniversary will be the last day of that month.
Net Premium – The premium less any premium expense charge, any charge to compensate us for anticipated higher corporate income taxes resulting from the sale of a Policy and, for Policies with Group A or Group B charge structure, any charge for premium taxes.
Owner (or you) – The Owner of a Policy, as designated in the application or as subsequently changed.
Policy – Either the Certificate or the Individual Policy offered by the Company and described in this Prospectus. Under Group Contracts, the Policy may be issued on the employee or on the employee’s spouse.
Policy Anniversary – The same date each year as the Issue Date.
Policy Month – A month beginning on the Monthly Anniversary.
Policy Year – A period beginning on a Policy Anniversary and ending on the day immediately preceding the next Policy Anniversary.
Portfolio — A portfolio represents a class (or series) of stock of a Fund in which a Division's assets are invested.
SEC (or the Commission) – The Securities and Exchange Commission.
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Separate Account – Paragon Separate Account B, a separate investment account established by the Company to receive and invest the net premiums paid under the Policy.
Spouse – An employee’s legal spouse. The term does not include a spouse who is legally separated from the employee.
Valuation Date – Each day that the New York Stock Exchange is open for regular trading.
Valuation Period – The period between two successive Valuation Dates, commencing at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on a Valuation Date and ending at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Date.
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APPENDIX A: PORTFOLIOS AVAILABLE UNDER THE POLICY
The following is a list of the Portfolios currently available under the Policy. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at dfinview.com/metlife/tahd/MET000234. You can also request this information at no cost by calling (800) 756-0124 or by sending an email request to GVUL-eservice@metlifecommercial.com.
The current expenses and performance information below reflects fees and expenses of the Portfolios, but does not reflect the other fees and expenses that the Policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.
FUND TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2021)
			1 YEAR	5 YEAR	10 YEAR
US Equity	All-Cap Opportunities Portfolio* - X T. Rowe Price Associates, Inc.	0.80%	20.80%	26.19%	19.64%
International Equity	Brighthouse/abrdn Emerging Markets Equity Portfolio - Class A (formerly known as Brighthouse/Aberdeen Emerging Markets Equity Portfolio - Class A) Brighthouse Investment Advisers, LLC Subadviser: Aberdeen Asset Managers Limited	0.90%	-4.81%	10.23%	5.27%
US Equity	Contrafund ® Portfolio - Initial Class Fidelity Management & Research Company LLC Subadviser: FMR UK, FMR HK, FMR Japan	0.60%	27.83%	20.17%	16.64%
International Equity	DWS CROCI® International VIP* - Class A DWS Investment Management Americas Inc.	0.86%	9.24%	7.34%	5.67%
US Fixed Income	DWS Government Money Market VIP - Class A DWS Investment Management Americas Inc.	0.42%	0.01%	0.77%	0.39%
US Equity	Equity-Income Portfolio - Initial Class Fidelity Management & Research Company LLC Subadviser: FMR UK, FMR HK, FMR Japan	0.51%	24.89%	11.95%	12.53%
Allocation	Freedom 2010 Portfolio - Initial Class Fidelity Management & Research Company LLC	0.42%	5.89%	8.46%	7.67%
Allocation	Freedom 2020 Portfolio - Initial Class Fidelity Management & Research Company LLC	0.50%	9.47%	10.68%	9.26%
Allocation	Freedom 2030 Portfolio - Initial Class Fidelity Management & Research Company LLC	0.57%	12.37%	12.76%	11.09%
Allocation	Freedom 2040 Portfolio - Initial Class Fidelity Management & Research Company LLC	0.65%	17.83%	15.01%	12.67%
Allocation	Freedom 2050 Portfolio - Initial Class Fidelity Management & Research Company LLC	0.65%	17.83%	14.99%	12.83%
US Equity	Growth Portfolio - Initial Class Fidelity Management & Research Company LLC Subadviser: FMR UK, FMR HK, FMR Japan	0.61%	23.21%	26.29%	19.70%
US Equity	Index 500 Portfolio - Initial Class Fidelity Management & Research Company LLC Subadviser: Geode Capital Management, LLC	0.10%	28.58%	18.34%	16.44%
A-1

FUND TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2021)
			1 YEAR	5 YEAR	10 YEAR
US Fixed Income	Limited-Term Bond Portfolio* - X T. Rowe Price Associates, Inc. Subadviser: T. Rowe Price Hong Kong Limited	0.50%	0.13%	2.27%	1.62%
US Equity	MetLife Russell 2000® Index Portfolio - Class A Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.30%	14.52%	11.93%	13.20%
Global Equity	MFS ® Global Equity Series* - Initial Class Massachusetts Financial Services Company	0.92%	17.21%	14.19%	12.90%
US Equity	MFS ® Growth Series* - Initial Class Massachusetts Financial Services Company	0.71%	23.53%	24.87%	19.33%
US Equity	Mid Cap Portfolio - Initial Class Fidelity Management & Research Company LLC Subadviser: FMR UK, FMR HK, FMR Japan	0.61%	25.60%	13.60%	13.29%
Allocation	Moderate Allocation Portfolio* - X T. Rowe Price Associates, Inc. Subadviser: T. Rowe Price Hong Kong Limited & T. Rowe Price Investment Management, Inc.	0.85%	10.06%	10.98%	9.85%
US Equity	Putnam VT Growth Opportunities Fund - Class IA Putnam Investment Management, LLC Subadviser: A	0.64%	23.00%	25.87%	20.16%
US Fixed Income	Putnam VT High Yield Fund - Class IA Putnam Investment Management, LLC Subadviser: A	0.70%	5.20%	5.62%	6.33%
US Fixed Income	Putnam VT Income Fund - Class IA Putnam Investment Management, LLC Subadviser: A	0.57%	-4.44%	3.86%	3.98%
US Equity	Putnam VT Large Cap Value Fund - Class IA Putnam Investment Management, LLC Subadviser: A	0.56%	27.62%	14.08%	14.40%
US Equity	Putnam VT Sustainable Leaders Fund - Class IA Putnam Investment Management, LLC Subadviser: A	0.64%	23.87%	22.82%	18.58%
*	The Portfolio is subject to an expense reimbursement or fee waiver arrangement. The annual expenses shown reflect temporary fee reductions.
A-2

To learn more about the Policy, you should read the SAI dated the same date as this Prospectus and is incorporated by reference into this Prospectus. It includes additional information about the Policies and the Separate Account. For a free copy of the SAI, please visit dfinview.com/metlife/tahd/MET000234 or call 1-800-756-0124 or write to us at our Administrative Office. To receive free personalized illustrations of death benefits and Cash Values, and to request other information about the Policy or to make inquiries please call 1-800-756-0124 or write to us at our Administrative Office. The mailing address for our Administrative Office is: MetLife GVUL; Suite 600; 11330 Olive Boulevard; St Louis, MO 63141.
Reports and other information about the Separate Account are available on the Commission’s website at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
EDGAR ID: C000018811

May 1, 2022
Group And Individual Flexible Premium Variable Life Insurance Policies (MFS)
Issued by Paragon Separate Account B of
Metropolitan Life Insurance Company
Direct all correspondence and inquiries to the Administrative Office:
METLIFE GVUL
Administrative Office, Suite 600, 11330 Olive Boulevard St. Louis, Mo 63141
Phone number: (800) 756-0124
PROSPECTUS
This Prospectus describes flexible premium variable life insurance policies (the “Contracts”) offered by Metropolitan Life Insurance Company (the “Company,” Metropolitan Life”, “MetLife,” “we,” “our,” or “us”) which are designed for use in employer-sponsored insurance programs. When a Group Contract is issued, Certificates showing the rights of the Owners and/or Insureds will be issued under the Group Contract. We will amend a Certificate issued under a Group Contract so that it will continue in force as an Individual Policy in certain circumstances. The terms of the Certificate and the Individual Policy differ only with respect to provisions relating to the Group Contract that do not apply to the Individual Policy. Definitions of Group Contract, eligible participants, actively at work requirement, and the provisions regarding termination of the Group Contract do not appear in the Individual Policy. The Certificate and the Individual Policy are collectively referred to in this Prospectus as “Policy” or “Policies.”
This Prospectus also describes a guarantee provided by Metropolitan Tower Life Insurance Company (“Met Tower” or the “Guarantor”) of MetLife’s obligations under certain Policies originally issued by Paragon Life Insurance Company and assumed by MetLife as a result of the merger of Paragon Life Insurance Company with MetLife on May 1, 2006, with MetLife as the surviving company.
The Policy is a long-term investment designed to provide significant life insurance benefits for the Insured. This prospectus provides information that a prospective owner should know before investing in the Policy. An Owner (also “you”) should consider the Policy in conjunction with other insurance you own. Replacing any existing life insurance with this Policy may not be to your advantage. It also may not be to your advantage to borrow money to purchase this Policy or to take withdrawals from another policy you own to make premium payments under this Policy.
If you are a new investor in the Policy, you may cancel your Policy generally within 20 days (or such longer period as state law requires) of your receipt of the Policy or, if later, 45 days after you sign the application for coverage. You may return the Policy during this period for a refund. We will refund an amount equal to all premiums paid under the Policy. You should review this Prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.
You may allocate net premiums to the General Account or to the Divisions (Divisions may be referred to as “Investment Divisions” in your Policy and marketing materials) of Paragon Separate Account B (the “Separate Account”). Each Division invests solely in a Portfolio of a Fund listed in Appendix A below.
Please note that the Policy and the Portfolios are not guaranteed to achieve their goals, are not federally insured, are not endorsed by any bank or government agency, and are subject to risks, including the loss of the amount invested.
Additional information about certain investment products, including variable life insurance, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
The Securities and Exchange Commission (“SEC”) has not approved or disapproved the policy or determined that this prospectus is adequate or complete. Any representation to the contrary is a criminal offense.

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3

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT
	FEES AND EXPENSES			LOCATION IN PROSPECTUS
Charges for Early Withdrawals	None			—
Transaction Charges	You may be subject to transaction charges that may apply if you surrender your Policy or make a partial withdrawal. You also may be charged for other transactions, such as when you make a premium payment, transfer Cash Value between investment options, or exercise your Accelerated Death Benefit Settlement Option Rider.			“Charges and Deductions — Transaction Charges”
Ongoing Fees and Expenses (annual charges)	In addition to charges described above, an investment in the Policy is subject to certain ongoing fees and expenses, including a mortality and expense risk charge, and a monthly deduction covering the cost of insurance under the Policy, monthly administrative charge and optional benefits added by rider, and such fees and expenses are set based on characteristics of the Insured (e.g., the age and rate class of the covered person) as well as the Group characteristics. Please refer to the specifications page of your Policy for applicable rates.
	You will also bear expenses associated with the Portfolios available under your Policy, as shown in the following table:			“Charges and Deductions – Monthly Deduction” “Charges and Deductions – Mortality and Expense Risk Charge” “Charges and Deductions– Portfolio Charges and Expenses”
	ANNUAL FEE	MIN.	MAX.
	Investment options (Portfolios fees and charges)	0.45%	1.13%
	RISKS			LOCATION IN PROSPECTUS
Risk of Loss	You can lose money by investing in this Policy.			“Principal Risks”
Not a Short-Term Investment	The Policies are designed to provide insurance protection. They should not be used as a short-term investment or if you need ready access to cash, because you will be charged when you make premium payments and you will also pay a transaction fee on partial withdrawals.			“Principal Risks”
Risks Associated with Investment Options	An investment in this Policy is subject to the risk of poor investment performance and can vary depending on the performance of the Portfolios available under the Policy. Each investment option (including any General Account investment option) has its own unique risks. You should review the investment options before making an investment decision.			“Principal Risks”
Insurance Company Risks	Investments in the Policy are subject to the risks related to Metropolitan Life including any obligations (including under any General Account investment option), guarantees, and benefits of the Policy, which are subject to the claims paying ability of Metropolitan Life. If Metropolitan Life experiences financial distress, it may not be able to meet its obligations to you. More information about Metropolitan Life, including its financial strength ratings, is available upon request by calling call 1-800-756-0124 or visiting: https://www.metlife.com/about-us/corporate-profile/ratings/.			“Principal Risks”
4

	RISKS	LOCATION IN PROSPECTUS
Policy Lapse	Your Policy may lapse if you have paid an insufficient amount of premiums or if the investment experience of the Portfolios is poor and the Cash Surrender Value under your Policy is insufficient to cover the monthly deduction. Lapse of a Policy on which there is an outstanding loan may have adverse tax consequences. If the Policy lapses, no death benefit will be paid. A Policy may be reinstated if the conditions for reinstatement are met including the payment of required premiums.	“Principal Risks”
	RESTRICTIONS	LOCATION IN PROSPECTUS
Investments	At the present time, no charge is assessed against the Cash Value of a Policy when amounts are transferred among the Divisions of the Separate Account and between the Divisions and the General Account, but we reserve the right to impose a charge of $25 to cover administrative costs incurred in processing any transfer in excess of 12 in a Policy year. Policy owners may transfer Cash Value between and among the Divisions and the General Account. Metropolitan Life also has policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading, and in those instances, there are additional limits that apply to transfers.
	Metropolitan Life reserves the right to remove or substitute portfolio companies as investment options that are available under the Policy.	“Features of the Policy - Transfers”
Optional Benefits	Rider availability is subject to your employer making the rider available. Depending upon your employer’s requirements, certain Policy riders may only be able to be added to in force Policies during the employer’s annual enrollment. With respect to the dependent life benefit riders (spouse coverage or child coverage), depending upon your employer’s elected rider benefit, you may also need to be on active status. You should check with your employer regarding the availability of riders and whether you need to be on active status to elect the dependent life benefit riders (spouse coverage or child coverage).	“Features of the Policy -Additional Benefits and Riders”
	TAXES	LOCATION IN PROSPECTUS
Tax Implications	Consult with a tax professional to determine the tax implications of an investment in and payments received under this Policy.
Withdrawals will be subject to ordinary income tax, and may be subject to tax penalties.
	Lapse of a Policy on which there is an outstanding loan may have adverse tax consequences.	“Federal Tax Matters”
	CONFLICTS OF INTEREST	LOCATION IN PROSPECTUS
Investment Professional Compensation	Your investment professional may receive compensation relating to your ownership of a Policy, both in the form of commissions and continuing payments. These investment professionals may have a financial incentive to offer or recommend the Policy over another investment.	“Distribution of the Policies”
5

	CONFLICTS OF INTEREST	LOCATION IN PROSPECTUS
Exchanges	Some investment professionals may have a financial incentive to offer you a new policy in place of your current Policy. You should only exchange your Policy if you determine, after comparing the features, fees, and risks of both policies, that it is better for you to purchase the new policy rather than continue to own your existing Policy.	“Distribution of the Policies”
OVERVIEW OF THE POLICY
Purpose of the Policy
The Policy is designed for use in employer-sponsored life insurance programs to provide employees who elect coverage tax deferred accumulation of assets through an investment portfolio and a death and/or other benefits. The Policy may be appropriate for an investor who has a longer time horizon, is not purchasing the Policy for short-term liquidity needs and desires life insurance coverage.
Premium Payments
Where provided by an employer, the minimum initial premium and the planned premium will be remitted to us by the employer on your behalf pursuant to a premium payment schedule (the “Payroll Deduction Plan”). You must authorize the amount of the premiums remitted by the employer. If the employer does not provide a Payroll Deduction Plan, you must pay the minimum premium and the planned premium directly to us. In addition to planned premiums, you may send unscheduled premium payments directly to us at any time and in any amount, subject to the minimum and maximum premium limitations. No insurance will take effect until the minimum initial premium set forth in the specifications pages of the Policy is paid, and the health and other conditions, including eligibility of the Insured described in the application for insurance, must not have changed. The Contractholder or employer will pay the initial premium on your behalf. The initial premium for a Policy must at least equal one-twelfth (1/12th) of the planned annual premium for the Policy set forth in the specifications pages. Every premium payment (other than a planned premium) paid must be at least $20. We will not accept any premium payment that would cause your total premiums to exceed current maximum premium limitations that qualify the Policy as life insurance according to federal tax laws. The planned premium is an amount that you arrange to pay for the Policy that is based on the requested initial Face Amount, the Issue Age of the Insured and the charges under the Policy. You are not required to pay premiums equal to the planned premium. Premium payments made directly to us should be sent to our Administrative Office. The payment of a given premium will not necessarily guarantee that your Policy will remain in force. Rather, this depends on the Policy’s cash surrender value. Insufficient premiums may result in lapse of the Policy. Premiums may be allocated among the investment options including the General Account. Additional information about each Portfolio including its Portfolio type, advisers and any sub-advisers as well as current expenses and certain performance information is included in Appendix A.
Features of the Policy
The Policy has a number of features designed to provide lifetime insurance coverage as well as maximum flexibility in connection with premium payments and death benefits, including flexibility to change the type and amount of the death benefit; flexibility in paying premiums; loan privileges; surrender privileges; and optional insurance benefits.
Standard Death Benefit. We pay death benefit proceeds to the Beneficiary once we have received satisfactory proof of the Insured’s death, or to you, before the Insured’s death and under circumstances described in available
6

riders. The death benefit proceeds equal the death benefit PLUS any additional benefit provided by rider and MINUS any outstanding Indebtedness and any unpaid monthly deductions.
You may choose between two standard death benefit options available under the Policy. After the first Policy Anniversary, you may change the death benefit option while the Policy is in force. Changing the death benefit option may have tax consequences. We calculate the amount payable under each death benefit option as of the end of the Valuation Period that includes the Insured’s date of death.
•	Death Benefit Option A is a “Level Type” death benefit equal to the Face Amount of the Policy, or, if greater, a percentage of Cash Value based on federal tax law requirements.
•	Death Benefit Option B is an “Increasing Type” death benefit equal to the Face Amount of the Policy plus the Cash Value or, if greater, a percentage of Cash Value based on federal tax law requirements. This option is the only option presented for purchase for certain Group Contracts and employer-sponsored programs.
So long as a Policy remains in force, the death benefit under either option will be at least equal to the current Face Amount. The death benefit will never be less than the minimum amount required for the Policy to be treated as life insurance under U.S. Federal income tax rules, as in effect on the date the Policy was issued.
Surrenders. At any time that a Policy is in effect, you may elect to surrender the Policy and receive its Cash Surrender Value. A surrender may have tax consequences.
Partial Withdrawals. After the first Policy Year, you may request to withdraw part of the Cash Surrender Value once each Policy Month. Partial withdrawals may have federal income tax consequences and may increase the risk that your Policy will lapse (terminate without value).
Transfers. Subject to certain restrictions, you may transfer Cash Value among the Divisions of the Separate Account or the General Account. (An Owner has additional transfer rights under the Policy, including, but not limited to, the conversion privilege by which, within the first two years of the Issue Date of the Policy, an Owner may, upon written request, convert a Policy still in force to a fixed benefit life insurance policy.) There are restrictions on transfers involving the General Account. We may restrict transfers in the future or even revoke the transfer privilege for certain Policy Owners. For additional information on the restrictions we may impose on transfers and the costs and risks to you that can result from disruptive trading activities, see “Transfers.”
Loans. After the first Policy Anniversary, you may borrow against the Cash Value of the Policy. We transfer a portion of the Cash Value equal to the amount of the loan, and an amount equal to the present value of the loan interest due, from each Division of the Separate Account and/or the General Account to the Loan Account as collateral for the loan. The maximum amount you may borrow is an amount equal to 85% of the Cash Value on the date the loan is requested less any outstanding Indebtedness. We charge interest on the amount of the Policy Loan at an annual rate of 8%. We will credit interest on amounts in the Loan Account at an annual rate of at least 5%. Loans may have tax consequences.
Additional Benefits and Riders. We offer several optional insurance benefits and riders that provide supplemental benefits under the Policy. These are the Children’s Life Insurance Rider, Spouse’s Life Insurance Rider and the Accelerated Death Benefit Settlement Option Rider. We generally deduct any monthly charges for these options and riders from the Cash Value as part of the monthly deduction. These riders may not be available in all states and some Group Contracts may not offer certain riders. Please contact us at our Administrative Office for further details.
7

FEE TABLES
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making partial withdrawals from the Policy. We may charge fees and use rates that are lower than the maximum guaranteed charges reflected in the tables. Please refer to your Policy specification page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the Policy, surrender or make withdrawals from the Policy, or transfer cash between investment options.
Transaction Charges
Charge	When Charge is Deducted	Maximum Amount Deducted
Maximum Premium Expense Charge (load)
• For Policies issued under group Contracts	Upon receipt of each premium payment	1.00% of each premium payment
• Only for Policies treated as individual contracts under Omnibus Reconciliation Act		2.00% of each premium payment
Premium Tax Charge	Upon Receipt of Premium Payment	2.00% of each premium payment
Partial Withdrawal Charge	Upon each partial withdrawal from the Policy	$25 (1)
Transfer Charge	Upon transfer in excess of 12 in a Policy Year	$25 per transfer(2)
Accelerated Death Benefit Administrative Charge	At the time an accelerated death benefit is paid	$100 (2)
(1)	The partial withdrawal charge is the lesser of $25 or 2% of the amount withdrawn.
(2)	We currently waive this charge.
The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy not including Portfolio fees and expenses.
Periodic Charges Other Than Annual Portfolio Expenses
Charge	When Charge Deducted	Maximum Amount Deducted
Base Contract Charges:
Cost of Insurance Charge(1)
• Minimum and Maximum Charge	Monthly	$0.15 to $31.67 per $1,000 of net amount at risk
• Charge for a representative Insured(2)		$0.45 per $1,000 net amount at risk
Administrative Charge(3)	Monthly	$6.00
Mortality and Expense Risk Charge(4)	Daily	0.90% (annually) of the net assets of each Division of the Separate Account
Loan Interest Spread(5)	Annually	3.0%
Optional Benefit Charges:
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Children’s Life Insurance Rider	Monthly	$0.41 per $1,000 of coverage
Spouse’s Life Insurance Rider(1)
• Minimum and Maximum Charge	Monthly	$0.02 to $5.16 per $1,000 of coverage
• Charge for a representative Insured(6)		$0.45 per $1,000 of coverage
[1]	Cost of insurance coverage varies based on the Insured’s attained age and rate class. The cost of insurance charges shown in the table may not be typical of the charges you will pay. More detailed information concerning your cost of insurance charges is available on request from our Administrative Office.
[2]	A representative Insured is a person with an attained age of 45, actively at work.
[3]	The maximum administrative charge we can apply to Policies under any Group Contract can vary but will not exceed the amount in the table. Please refer to your Policy Schedule Page for the administrative charge that applies to your Policy.
[4]	The Mortality and Expense Risk Charge is currently 0.75% (annually) of the net assets of each Division of the Separate Account.
[5]	The maximum amount of interest we charge is 8% and the minimum amount of interest we credit is 5% for a maximum loan interest spread of 3%.
[6]	For Spouse’s Life Insurance Rider, a representative Insured is an employee’s spouse that has an attained age of 45.
The next table shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Policy. A complete list of the Portfolios available under the Policy, including their annual expenses, may be found in Appendix A at the back of this document.
Annual Portfolio Operating Expenses
	Minimum	Maximum
Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.45%	1.13%
PRINCIPAL RISKS
Investment Risk
If you invest your Cash Value in one or more Divisions of the Separate Account, then you will be subject to the risk that the investment performance of the Divisions will be unfavorable and that the Cash Value will decrease. An investment in this Policy is subject to the risk of poor investment performance and can vary depending on the performance of the Portfolios available under the Policy. Each investment option (including any General Account option) has its own unique risks. You should review the investment options before making an investment decision. A comprehensive discussion of the risks of each of the Portfolios may be found in each Portfolio’s prospectus. Please refer to the prospectuses for the Portfolios for more information. There is no assurance that any of the Portfolios will achieve its stated investment objective. In addition, we deduct Policy fees and charges from your Cash Value, which can significantly reduce your Cash Value. During times of poor investment performance, this deduction will have an even greater impact on your Cash Value. You could lose everything you invest and your Policy could lapse without value, unless you pay additional premium.
If you allocate premiums to the General Account, then we credit your Cash Value (in the General Account) with a declared rate of interest. You assume the risk that the interest rate on the General Account may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 4%.
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Risk of an Increase in Current Fees and Expenses
Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. In the future, we may increase these current charges up to the guaranteed (that is, maximum) levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.
Policy Lapse
If your Cash Surrender Value is not enough to pay the monthly deduction and other charges, your Policy may enter a 62-day grace period. A shorter grace period applies to the Contractholder (the employer) of the Group Contract. We will notify you that the Policy will lapse (terminate without value) unless you make sufficient payment during the grace period. Your Policy also may lapse if your Indebtedness exceeds your Cash Value on any Monthly Anniversary. If either of these situations occurs, your Policy will be in default and you must pay a specified amount of new premium to prevent your Policy from lapsing. Subject to certain conditions and our underwriting rules, you may reinstate a lapsed Policy within five years after the date of lapse and before the Maturity Date. In certain situations your Policy may also terminate if your employer ends its participation in the Group Policy.
Limitations on Access to Cash Value
We limit partial withdrawals of cash value from the Policies. You may not take a partial withdrawal in the first Policy year. Thereafter, you may make up to one partial withdrawal each Policy Month. The minimum amount of a partial withdrawal, net of any transaction charges, is currently $200. The minimum amount that can be withdrawn from any one Division or from the General Account is the lesser of $50 or the Policy’s Cash Value in that Division or in the General Account. The maximum amount that can be withdrawn, including the partial withdrawal transaction charge, is the Loan Value.
Limitations on Transfers
We do not currently charge for transfers, but we reserve the right to charge up to $25 per transfer to cover administrative costs incurred in processing any transfer in excess of 12 in a Policy year, except for transfers under the Automated Investment Strategies. We have adopted procedures to limit excessive transfer activity. In addition, each Fund may restrict or refuse certain transfers among, or purchases of shares in their Portfolios as a result of certain market timing activities. You should read each Portfolio’s prospectus for more details. The minimum amount that you must transfer is currently $250, or, if less, the Policy’s Cash Value in a Division or in the General Account. (We are not currently enforcing this restriction for transfers from the General Account but reserve the right to do so in the future.)
Tax Treatment
To qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code (the “Code”). Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so. The insurance proceeds payable upon death of the Insured will never be less than the minimum amount required for a Policy to be treated as life insurance under section 7702 of the Code, as in effect on the date the Policy was issued.
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Depending on the total amount of premiums you pay, the Policy may be treated as a “modified endowment contract” (“MEC”) under Federal tax laws. If a Policy is treated as a MEC, then surrenders, partial withdrawals and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial withdrawals, and loans taken before you reach age 59 1⁄2.
Under current federal income tax law, the taxable portion of distributions from variable life contracts is taxed at ordinary income tax rates and does not qualify for the reduced tax rate applicable to long-term capital gains and dividends.
You should consult a qualified tax adviser for assistance in all Policy-related tax matters.
Surrender and Partial Withdrawals (Short-Term Investment Risk)
We designed the Policy to meet long-term financial goals. To best realize the benefits available through the Policy, including the benefit of tax deferred build-up of Cash Value, you should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Policy in the near future. The policy is not suitable as a short-term savings vehicle. A surrender, in whole or in part, may have tax consequences and may increase the risk that your Policy will lapse.
We assess a partial withdrawal transaction charge equal to the lesser of $25 or 2% of the amount withdrawn. A partial withdrawal may reduce the Face Amount as well as the death benefit. In certain circumstances, the reduction of the death benefit resulting from a partial withdrawal also may affect the cost of insurance charge and the amount of insurance protection afforded under a Policy. Partial withdrawals may have tax consequences and may increase the risk that your Policy will lapse.
Loans
A Policy Loan, whether or not repaid, will affect Cash Value over time because we subtract the amount of the Policy Loan from the Divisions of the Separate Account and/or the General Account and hold that amount in the Loan Account. This loan collateral does not participate in the investment performance of the Divisions of the Separate Account.
We reduce the amount we pay on the Insured’s death, surrender, or the maturity of the Policy, by the amount of any Indebtedness. Your Policy may lapse (terminate without value) if the Indebtedness exceeds the Cash Value on any Monthly Anniversary.
A Policy Loan may have tax consequences. If you surrender the Policy or allow the Policy to lapse or if the Policy terminates while a Policy Loan is outstanding, the amount of the outstanding Indebtedness, to the extent it has not previously been taxed, will be added to any amount you receive and taxed accordingly.
Pandemics and Other Public Health Issues
The pandemic spread of the novel coronavirus COVID-19 has caused and may continue to cause illnesses and deaths. This pandemic, other pandemics, and their related major public health issues, and governmental, business and consumer reactions to them, have affected and may continue to have a major impact on the global economy and financial markets. Governmental and non-governmental organizations may not effectively combat the spread and severity of such a pandemic, increasing uncertainty, and creating the potential for more rapid changes to which the Company may find it more difficult to adjust. For example, regulatory action in response to pandemics or other health issues may impose new requirements affecting the Company’s obligations under your Policy, exposing the Company to risks and costs that the Company is unable to foresee or underwrite
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Cybersecurity
Our business is highly dependent upon the effective operation of our information systems, and those of our service providers, vendors, and other third parties. Cybersecurity breaches of such systems can be intentional or unintentional events, and can occur through unauthorized access to computer systems, networks or devices; infection from computer viruses or other malicious software code; or attacks that shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality and our disaster recovery systems may be insufficient to safeguard our ability to conduct business. Cybersecurity breaches can interfere with our processing of contract transactions, including the processing of transfer orders from our website or with the Portfolios; impact our ability to calculate Accumulation Unit Values; cause the release and possible loss or destruction of confidential Policy Owner or business information; impede order processing or cause other operational issues; and result in regulatory enforcement actions or new laws or regulations which could increase our compliance costs. Although we continually make efforts to identify and reduce our exposure to cybersecurity risk, and we require our critical vendors to implement effective cybersecurity and data protection measures, there is no guarantee that we will be able to successfully manage this risk at all times.
Insurance Company Risks
Policies are subject to the risks related to Metropolitan Life including any obligations (including under any General Account investment option), guarantees, and benefits of the Policy, which are subject to the claims paying ability of Metropolitan Life. If Metropolitan Life experiences financial distress, it may not be able to meet its obligations to you. More information about Metropolitan Life, including its financial strength ratings, is available upon request by calling 1-800-756-0124.
ISSUING THE POLICY
General Information
The Policies described in this Prospectus are designed for use in employer-sponsored insurance programs and are issued in the form of Certificates pursuant to Group Contracts entered into between the Company and Contractholders.
The Contractholder (employer) owns the Group Contract, but does not have any ownership interest in the Policies issued under the Group Contract. Rights and benefits under the Policies inure to the benefit of the Owners (generally, Employees), Insureds and Beneficiaries as set forth herein.
Generally, a Policy is available for Insureds between Issue Ages 17-70 who supply satisfactory evidence of insurability. We may issue Policies to individuals falling outside that range of Issue Ages, or decline to issue Policies to individuals within that range of Issue Ages. The Insured under a Policy is usually an employee of the Contractholder or sponsoring employer or employee’s spouse.
Currently, the minimum initial Face Amount is generally $25,000. The maximum Face Amount varies by Plan. We reserve the right to modify at any time our minimum Face Amount on new contracts. The Owner may change the Face Amount (subject to the minimum and maximum amounts applicable to his or her Policy) and the death benefit option, but in certain cases evidence of insurability may be required. (See “Policy Benefits — Death Benefit.”)
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On behalf of Owners, the Contractholder will make planned premium payments under the Group Contract equal to an amount authorized by employees to be deducted from their wages. In addition, Owners may pay additional premiums.
Generally, if there is sufficient Cash Surrender Value, Individual Insurance under a Group Contract will continue should the Group Contract cease or the employee’s employment end. (See “Eligibility Change Conversion.”)
Procedural Information
We generally will issue a Group Contract to employers whose Employees and their spouses meet the eligibility requirements for Owners (and/or Insureds) under the Group Contract. The class(es) of Employees covered by a particular Group Contract is/are set forth in that Group Contract’s specifications pages.
We will issue the Group Contract upon receipt and acceptance at our Administrative Office of an application for a group insurance signed by an appropriate officer of the employer. (See “General Provisions of the Group Contract — Issuance.”) Individuals (i.e., eligible Employees and spouses) wishing to purchase a Policy under a Group Contract must complete the appropriate application for individual insurance and submit it to our authorized representative or us at our Administrative Office. We will issue to each Contractholder a Certificate to give to each Owner.
We will amend a Certificate issued under a Group Contract automatically so that it will continue in force as an Individual Policy with the same rights, benefits, and guaranteed charges:
•	to persons who wish to continue coverage after a Group Contract has terminated;
•	to persons who wish to continue coverage after they no longer are employed by the Group Contractholder.
Acceptance of an application is always subject to our underwriting rules, and we reserve the right to reject an application for any reason permitted by law.
Employee Eligibility. To be eligible to purchase a Policy, an Employee must be actively at work at the time he or she submits the application for Individual Insurance. In addition, the Contractholder may determine specific classes to which the Employee must belong to be eligible to purchase a Policy. “Actively at work” means that the Employee must work for the Contractholder or sponsoring employer at the Employee’s usual place of work (or such other places as required by the Contractholder or sponsoring employer) for the full number of hours and the full rate of pay set by the employment practices of the employer. Ordinarily the time worked per week must be at least 30 hours. We reserve the right to waive or modify the “actively at work” requirement.
The Contractholder also may require that an individual be its Employee as of a certain date or for a certain period of time. We will set forth this date or time period in the Group Contract specifications pages. Employees of any Associated Companies of the Contractholder will be considered Employees of the Contractholder. If the employer is a partnership, a partner may be an eligible Employee.
Guaranteed Issue. We generally will issue the Policy and any spouse’s or children’s insurance Rider applied for by the Employee pursuant to our guaranteed issue underwriting procedure. We offer the guaranteed issue procedure only when an Employee is first given the opportunity to purchase a Policy. Under this procedure, the Employee is only required to answer qualifying questions in the application for Individual Insurance; the Employee is not required to submit to a medical or paramedical examination. The maximum Face Amount that an Employee can generally apply for under the guaranteed issue procedure (“Guaranteed Issue Amount”) varies by Group Contract or employer-sponsored insurance program.
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Simplified Underwriting. We will follow simplified underwriting procedures rather than guaranteed issue procedures if:
•	the Face Amount exceeds the Guaranteed Issue Amount described above;
•	the Policy has previously been offered to the Employee;
•	the requirements for guaranteed issue set forth in the application for Individual Insurance are not met; or
•	the Policy is offered through programs for which guaranteed issue underwriting is not available.
In addition, we will follow simplified underwriting procedures in connection with the issuance of a spouse’s or children’s insurance rider, if the Employee is not eligible for guaranteed issue underwriting, or (even if the Employee is eligible for guaranteed issue underwriting) if the spouse or child does not satisfy the guaranteed issue underwriting requirements set forth in the application for Individual Insurance.
Under simplified underwriting procedures, the Employee must respond satisfactorily to certain health questions in the application. A paramedical exam may be required. We will then determine whether a Policy can be issued. (The underwriting method followed will affect cost of insurance rates. See “Charges and Deductions — Cost of Insurance Rates.”)
Employee’s Spouse. Before issuing a Policy to an Employee’s spouse, we must receive an appropriate application for Individual Insurance. We will subject the spouse to the simplified underwriting procedure described above; guaranteed issue underwriting is available in certain instances. In addition, a Spouse’s Life Insurance Rider providing term insurance on the life of the spouse may be available under the Policy. To be eligible for insurance under this rider, the spouse must provide evidence of insurability at the time the employee signs the application for a Policy.
Issue Date. The Issue Date is used to determine Policy Anniversaries, Policy Years, and Policy Months. The effective date for all coverage provided in the original application for Individual Insurance will not take effect until:
•	the appropriate application for Individual Insurance is signed;
•	the initial premium has been paid prior to the Insured’s death;
•	the Insured is eligible for the Policy; and
•	the information in the application is determined to be acceptable to the Company.
Right to Examine Policy (Free Look Right)
Initial Free Look Period. The free look period begins when you receive your Policy. The free look period generally ends within 20 days (or such longer period as state law requires) of your receiving the Policy or, if later, 45 days after you sign the application for coverage. During the free look period, any premiums that we have received will be allocated to the Divisions of the Separate Account and/or the General Account, in accordance with your instructions. You may return the Policy during this period for a refund. We will refund an amount equal to all premiums paid under the Policy.
To cancel the Policy, you should mail or deliver the Policy directly to us at our Administrative Office. A refund of premiums paid by check may be delayed until the check has cleared the Owner’s bank. (See “General Matters Relating to the Policy — Postponement of Payments.”)
Free Look For Increase in Face Amount. Similarly, you may cancel an increase in Face Amount within 20 days from the date you received the new Policy specifications pages for the increase.
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If you cancel the Face Amount increase, you may request that we refund the amount of the additional charges deducted in connection with the increase. If no request is made, we will increase the Policy’s Cash Value by the amount of these additional charges. We will allocate this amount among the Divisions and/or the General Account, in the same manner as it was deducted.
Ownership Rights
The Policy belongs to the person named in the application, unless later changed. The Owner is usually the same as the Insured unless the application specifies a different person as the Owner or the Owner is changed thereafter. If the Owner is not the Insured and dies before the Insured, the Owner’s interest will go to his or her estate unless otherwise provided. Before the Maturity Date, Owners may exercise their rights and privileges under the Policies, subject to the right of any assignee of record and any irrevocably designated Beneficiary. The principal rights of the Owner include selecting and changing the Beneficiary, changing the Owner, and assigning the Policy. Changing the Owner or assigning the Policy may have tax consequences. After the Maturity Date, the Owner cannot change the payee or the mode of payment of death benefit proceeds, unless otherwise provided in the Policy.
We reserve the right to limit or modify the manner in which an Owner may exercise the rights and privileges under the Policy. For example, we reserve the right to limit the number of Policy changes to one per Policy Year and to restrict such changes in the first Policy Year. Currently, no change may be made during the first Policy Year. For this purpose, changes include increases or decreases in Face Amount and changes in the death benefit option. No change will be permitted that would result in the death benefit under a Policy being included in gross income for failure to meet the requirements of Section 7702 of the Code or any applicable successor provision.
We will send all reports and other notices described herein or in the Policy directly to the Owner.
Modifying the Policy
Any modification or waiver of our rights or requirements under the Policy must be in writing and signed by our president or a vice president. No agent may bind us by making any promise not contained in the Policy.
Upon notice to you, we may modify the Policy:
•	to conform the Policy, our operations, or the Separate Account’s operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, or our Company, or the Separate Account is subject;
•	to assure continued qualification of the Policy as a life insurance contract under the federal tax laws; or
•	to reflect a change in the Separate Account’s operation.
If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that governs the Policy, we reserve the right to amend the provision to conform to these laws.
PREMIUMS
Minimum Initial Premium
No insurance will take effect until the minimum initial premium is paid, and the health and other conditions, including eligibility of the Insured described in the application for insurance, must not have changed. The Contractholder or employer will pay the initial premium on your behalf. The initial premium for a Policy must at
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least equal one-twelfth (1/12th) of the planned annual premium for the Policy set forth in the specifications pages. The planned annual premium is an amount that you arrange to pay for the Policy that is based on the requested initial Face Amount, the Issue Age of the Insured and the charges under the Policy. (See “Premium Flexibility” below.) You are not required to pay premiums equal to the planned annual premium.
We will apply the initial premium to a Policy on the Investment Start Date. We will apply subsequent premiums as of the Valuation Date we receive the premiums. (See “Allocation of Net Premiums and Cash Value.”) Premiums will be “received” on a Valuation Date when we receive at our Administrative Office, before the New York Stock Exchange closes for regular trading (usually 4:00 p.m. Eastern time), the premium as well as the supporting documentation necessary for us to determine the amount of premium per Policy. Notwithstanding the foregoing, premiums that the Contractholder remits to cover the next monthly charges due are allocated to, and deducted from, a Policy’s Cash Value on the Monthly Anniversary and therefore do not participate in the investment experience of the Separate Account.
If mandated by applicable law, the Company may be required to reject a premium payment until instructions are received from appropriate regulators. We also may be required to provide additional information about you and your account to government regulators.
Premium Flexibility
After the initial premium, and subject to the limitations described below, premiums may be paid in any amount and at any interval. Under Group Contracts, the planned annual premium usually will be paid by the Contractholder on behalf of the Owner pursuant to a planned premium payment schedule. A planned premium payment schedule provides for premium payments in a level amount at fixed intervals (usually monthly) agreed to by the Contractholder and us. The Owner must authorize the amount of the premiums paid by the Contractholder. Please note that if the Contractholder does not remit premiums on a timely basis in accordance with the planned premium payment schedule, you may not participate in investment experience under the Policy until the premium has been received and credited to the Policy in accordance with our established administrative procedures. You may skip planned premium payments. Making planned premium payments does not guarantee that the Policy will remain in force. The Policy will not necessarily lapse if you fail to make planned premium payments. Rather, this depends on the Policy’s cash surrender value. If the cash surrender value on any monthly anniversary is less than the monthly deduction you will need to make a premium payment within the grace period to cover the monthly deduction. (See "Policy Lapse and Reinstatement.”)
An Owner may make unscheduled premium payments at any time and in any amount, subject to the minimum and maximum premium limitations described below. Unscheduled premium payments should be sent to our Administrative Office. The payment of an unscheduled premium payment may have federal income tax consequences.
Continuance of Insurance
Failure of the Contractholder to pay the planned premium payments authorized by its employees may cause the Group Contract to terminate. Generally, if there is sufficient Cash Surrender Value to prevent the Policy from lapsing, the Individual Insurance provided will automatically continue even if the Group Contract terminates. (See “Eligibility Change Conversion”) Individual Insurance also will continue if the Employee’s employment with the Contractholder terminates. In either circumstance, an Owner of a Certificate converted by amendment to an Individual Policy must establish a new schedule of planned premiums. Under the new schedule, the planned annual premium must remain the same, and the planned payment intervals may be no more frequent than quarterly. We will send you instructions on where to send your premium payments when we send you your amended Certificate.
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Premium Limitations
Every premium payment paid must be at least $20. We do not accept payment of premiums in cash or by money order.
We have established procedures to monitor whether aggregate premiums paid under a Policy exceed the current maximum premium limitations that qualify the Policy as life insurance according to federal tax laws. We will not accept any premium payment that would cause your total premiums to exceed those limits. If a premium payment would cause your total premiums to exceed the maximum premium limitations, we will accept only that portion of the premium that would make total premiums equal the maximum amount that may be paid under the Policy. We will return any part of the premium in excess of the maximum premiums directly to you upon discovery of the excess payment, but in no event later than 60 days after the end of the Policy Year in which payment is received.
Modified Endowment Contracts
Under federal tax laws, certain life insurance contracts are classified as modified endowment contracts ("MECs"), which receive less favorable tax treatment than other life insurance contracts. If we receive a premium payment that, together with the remaining scheduled premium payments for the Policy Year, would cause a Policy to become a MEC, we will accept only that portion of the premium below the MEC limits. We will return any excess amounts directly to you. We will apply premium payments over the MEC limits only when you instruct us to do so in a writing that acknowledges that application of such amounts will result in the Policy becoming a MEC. We will notify you when we believe that a premium payment will cause a Policy to become a MEC. You may request that we refund any premium received that would cause the Policy to become a MEC.
Allocation of Net Premiums and Cash Value
When you apply for a Policy, you give us instructions to allocate your net premiums to one or more Divisions of the Separate Account or the General Account. If you fail to provide allocation instructions, we may allocate your net premiums as described in the application. We will allocate your net premiums according to the following rules:
•	The minimum percentage of any allocation to an investment option is 10 percent of the net premium.
•	Allocation percentages must be in whole numbers and the sum of the percentages must equal 100.
•	The initial net premium will be allocated on the Investment Start Date, which is the later of the Issue Date or the date we receive the initial premium at our Administrative Office.
•	We will allocate net premiums (after the initial net premium) as of the date we receive them at our Administrative Office according to the premium allocations currently in effect for your Policy, unless otherwise specified.
•	You may change the allocation instructions for additional net premiums without charge at any time by providing us with written notice. Any change in allocation will take effect at the end of the Valuation Period during which we receive the change.
•	There are limitations on the amount of net premium that may be allocated to the General Account. (See “The General Account — Restrictions on Allocations and Transfers to the General Account.”)
Investment returns from amounts allocated to the Divisions of the Separate Account will vary with the investment performance of the Divisions and will be reduced by Policy charges. You bear the entire investment risk for amounts you allocate to the Divisions. Investment performance will affect the Policy’s Cash Value, and may affect the death benefit as well. You should periodically review your allocation of premiums and values in light of market conditions and overall financial planning requirements.
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If you send your premium payments or transaction requests to an address other than the one that we have designated for receipt of such premium payments or requests, we may return the premium payment to you, or there may be a delay in applying the premium payment or transaction to your Policy.
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THE COMPANY AND THE GENERAL ACCOUNT
The Company
Metropolitan Life Insurance Company is a provider of insurance, annuities, employee benefits and asset management. We are also one of the largest institutional investors in the United States with a general account portfolio invested primarily in fixed income securities (corporate, structured products, municipals, and government and agency) and mortgage loans, as well as real estate, real estate joint ventures, other limited partnerships and equity securities. Metropolitan Life Insurance Company was incorporated under the laws of New York in 1868. The Company’s office is located at 200 Park Avenue, New York, New York 10166-0188. The Company is a wholly-owned subsidiary of MetLife, Inc. Obligations to Owners and Beneficiaries that arise under the Policy are obligations of MetLife.
Prior to May 1, 2006, the Policies were issued by Paragon Life Insurance Company. These Policies are now Policies of MetLife as a result of the merger between Paragon Life Insurance Company with MetLife as the surviving company. Additionally, as discussed below, insurance obligations under the Policies originally issued by Paragon Life Insurance Company prior to May 1, 2006 are now guaranteed by Metropolitan Tower Life Insurance Company (“Met Tower Life” or the “Guarantor”).
Guarantee of Insurance Obligations
Policies issued before May 1, 2006 are subject to a guarantee. Under this guarantee, Met Tower Life is responsible for ensuring that there will be sufficient funds to meet obligations under the Policies. Insurance obligations under the Policies include, without limitation, any death benefits payable under the Policies and withdrawals of Cash Value. The guarantee does not guarantee the amount of Cash Value or the investment performance of the Divisions available under the Policy. In the event an Owner of such a Policy presents a legitimate claim for payment, Met Tower Life will pay such claim directly to the Owner if MetLife is unable to make such payment. This guarantee is enforceable by such Owners against Met Tower Life directly without any requirement that Owners first file a claim against MetLife. The guarantee agreement is binding on Met Tower Life, its successors or assignees and Met Tower Life’s obligations under the guarantee agreement will terminate only if the guarantee is assigned to an organization having a financial rating from certain specified rating agencies equal to or better than Met Tower Life’s rating. With respect to the guarantee, Met Tower Life is relying on the exemption provided by Rule 12h-7 under the Securities Exchange Act of 1934.
Met Tower Life is a stock life insurance company originally incorporated under the laws of the State of Delaware in 1982 and currently subject to the laws of the state of Nebraska. Met Tower Life is licensed to issue business in fifty states and the District of Columbia. Met Tower Life is a direct wholly-owned subsidiary of MetLife, Inc. The principal executive offices of Met Tower Life are located at 200 Park Avenue, New York, NY 10166. Prior to April 30, 2018, the guarantee was issued by General American Life Insurance Company (“General American”). On April 27, 2018, following the close of business, General American merged into Met Tower Life and Met Tower Life replaced General American as the issuer of the guarantee.
The General Account
The General Account is part of the Company’s general account. The general account consists of all assets owned by MetLife other than those in the Separate Account and other separate accounts. We own the assets in the general account and we use these assets to support our insurance and annuity obligations other than those funded by our separate investment accounts. These assets are subject to our general liabilities from business operations. Subject
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to applicable law, we have sole discretion over the investment of the assets of the general account. We guarantee that the amounts allocated to the General Account will be credited interest daily at a net effective annual interest rate of at least 4%. The principal, after charges and deductions, also is guaranteed. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion.
Restrictions on Allocations and Transfers to the General Account. We may, from time to time, adjust the extent to which an Owner may allocate premiums or Cash Value to the General Account (the “maximum allocation percentage”). Such adjustments may not be uniform in all Policies. The initial General Account maximum allocation percentage is shown on the Policy’s specifications page.
Restrictions on Partial Withdrawals and Transfers From the General Account. After the first Policy Year, an Owner may withdraw a portion of Cash Value from the General Account. The minimum amount that can be withdrawn from the General Account is the lesser of $50 or the Policy’s Cash Value in the General Account. An Owner may also transfer amounts between the General Account and the Divisions of the Separate Account in an amount not less than $250. We are not currently enforcing these restrictions but reserve our right to do so in the future.
The total amount of transfers and withdrawals in a Policy Year may not exceed the greater of:
•	the Policy’s Cash Surrender Value in the General Account at the beginning of the Policy Year, multiplied by the withdrawal percentage limit shown on the Policy’s specifications page, or
•	the previous Policy Year’s General Account maximum withdrawal amount.
We are not currently enforcing this restriction for partial withdrawals but reserve our right to do so in the future. It is important to note that since we are enforcing the restrictions on transfers from the General Account, it could take a number of years to fully transfer a current balance in the General Account to the Divisions of the Separate Account. You should keep this in mind when considering whether an allocation of Cash Value to the General Account is consistent with your risk tolerance and time horizon. The total amount available for withdrawal may not exceed the total Cash Surrender Value of the Policy.
Transfers and Partial Withdrawals from the General Account are also subject to the general provisions regarding transfers and partial withdrawals. (See “Surrenders and Partial Withdrawals” and “Transfers.”)
The Loan Account is part of the general account.
We have not registered interests in the General Account under the Securities Act of 1933, nor have we registered the General Account as an investment company under the 1940 Act.
THE SEPARATE ACCOUNT AND THE PORTFOLIOS
The Separate Account
The Separate Account was established as a separate investment account on January 4, 1993 and is subject to New York law. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”) and meets the definition of a “separate account” under federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account or the Company by the SEC. The Separate Account may be used to support other variable insurance policies we issue.
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The investment adviser to certain of the Portfolios offered with the Group Contract or with other group contracts issued through the Separate Account may be regulated as a Commodity Pool Operator. While MetLife does not concede that the Separate Account is a commodity pool, MetLife has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodities Exchange Act (“CEA”), and is not subject to registration or regulation as a pool operator under the CEA.
The Separate Account is divided into Divisions, each of which invests in shares of a Portfolio. Income and both realized and unrealized gains or losses from the assets of the Separate Account are credited to or charged against that Separate Account without regard to income, gains, or losses from any other business the Company may conduct.
We segregate the assets in the Separate Account from our general account assets. The assets in the Separate Account shall at least equal the Separate Account reserves and other liabilities under the Policies. Under applicable state insurance law, assets equal to the reserves and other liabilities under the Policies are not chargeable with liabilities arising out of any other business of MetLife. If the assets in the Separate Account exceed the reserves and other liabilities under the Policies, then we may, from time to time in the normal course of business, transfer the excess to our general account. Such excess amounts may include, without limitation, amounts representing fees and charges incurred, but not yet deducted from the Separate Account. Before making any such transfers, we will consider any possible adverse impact the transfer may have on the Separate Account.
We are obligated to pay all amounts promised to investors under the Policy. The assets of the Separate Account may not be used to pay any liabilities of MetLife other than those arising under the Policy or other products funded by the Separate Account. Any such amount that exceeds the Policy’s Cash Value in the Separate Account is paid from our general account. Death benefit amounts and any optional benefits paid from the general account are subject to the financial strength and claims paying ability of the Company and our long term ability to make such payments. We issue other life insurance policies and annuity contracts where we pay all money we owe under those policies and contracts from our general account. MetLife is regulated as an insurance company under state law, which includes, generally, limits on the amount and type of investments in its general account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product.
We do not guarantee any money you place in the Divisions of the Separate Account. The value of each Division of the Separate Account will increase or decrease, depending on the investment performance of the corresponding Portfolio. You could lose some or all of your money.
The Portfolios
The Portfolios available under the Policy including each Portfolio name, Portfolio type, adviser, sub-adviser, current expenses and average annual total returns of each Portfolio are set forth in Appendix A. Each Portfolio Prospectus and Statement of Additional Information contain information about each Portfolio and may be obtained by visiting dfinview.com/metlife/tahd/MET000230 or calling 1-800-756-0124.
Each Division of the Separate Account invests solely in shares of a Portfolio. Each Portfolio is part of a mutual fund that is registered with the SEC as an open-end, management investment company. This registration does not involve supervision of the management or investment practices or policies of the Portfolios or the Funds by the SEC.
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The assets of each Portfolio are held separate from the assets of the other Portfolios, and each Portfolio has investment objectives and policies that are generally different from those of the other Portfolios. The income or losses of one Portfolio generally have no effect on the investment performance of any other Portfolio.
In addition to the Separate Account, the Portfolios may sell shares to other separate accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans, or to certain pension and retirement plans qualifying under Section 401 of the Code. It is possible that, in the future, material conflicts could arise as a result of such “mixed and shared” investing.
These Portfolios are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public. The investment objectives and policies of certain Portfolios are similar to the investment objectives and policies of other portfolios that may be managed by the same investment adviser or manager. The investment results of the Portfolios may differ from the results of these other portfolios. There can be no guarantee, and no representation is made, that the investment results of any of the Portfolios will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or manager.
There is no assurance that any of the Portfolios will achieve its stated objective. For example, an investment in a money market portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any governmental agency and, during periods of low interest rates, the yields of money market Divisions may become extremely low and possibly negative. More detailed information, including a description of risks and expenses, is in the prospectuses for the Portfolios.
Certain Payments We Receive With Regard to the Portfolios. An investment adviser or subadviser of a Portfolio, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing and support services with respect to the Policies and, in the Company’s role as an intermediary, with respect to the Portfolios. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. Owners, through their indirect investment in the Portfolios, bear the costs of these advisory fees. (See the Portfolios’ prospectuses for more information.) The amount of the payments we receive is based on a percentage of assets of the Portfolios attributable to the Policies and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.
Additionally, an investment adviser or subadviser of a Portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the Policies and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliates) with increased access to persons involved in the distribution of the Policies.
As of December 31, 2021, approximately 87% of Portfolio assets held in separate accounts of Metropolitan Life Insurance Company and its affiliates were allocated to Portfolios in Brighthouse Funds Trust I and Brighthouse Funds Trust II. We and certain of our affiliated companies have entered into agreements with Brighthouse Investment Advisers, LLC, Brighthouse Funds Trust I and Brighthouse Funds Trust II, whereby we receive payments for certain administrative, marketing and support services described in the previous paragraphs. Currently, the Portfolios in Brighthouse Funds Trust I and Brighthouse Funds Trust II are only available in variable annuity contracts and variable life insurance policies issued by MetLife and its affiliates, as well as Brighthouse Life Insurance Company and its affiliates. Should we or Brighthouse Investment Advisers, LLC decide to terminate the agreements, we would be required to find alternative Portfolios which could have higher or lower costs to the
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Owner. In addition, the amount of payments we receive could cease or be substantially reduced which may have a material impact on our financial statements.
Selection of Portfolios. We select the Portfolios offered through the Policy based on a number of criteria, including asset class coverage, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolio’s adviser or sub-adviser is one of our affiliates or whether the Portfolio, its adviser, its sub-adviser(s), or an affiliate will make payments to us or our affiliates. For additional information on these arrangements, see “Certain Payments We Receive with Regard to the Portfolios” above. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new premium payments and/or transfers of Cash Value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from Owners. In some cases, we have included Portfolios based on recommendations made by selling firms. These broker-dealer firms may receive payments from the Portfolios they recommend and may benefit accordingly from the allocation of Cash Value to such Portfolios. We do not provide investment advice and do not recommend or endorse any particular Portfolio. You bear the risk of any decline in the Cash Value of your Policy resulting from the performance of the Portfolios you have chosen.
Addition, Deletion, or Substitution of Portfolios. We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares of the Portfolios that are held by the Separate Account or that the Separate Account may purchase. We reserve the right to (i) eliminate the shares of any of the Portfolios and (ii) substitute shares of another fund if the shares of a Portfolio are no longer available for investment, or further investment in any Portfolio becomes inappropriate in view of the purposes of the Separate Account. New or substitute Portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not substitute any shares without notice to the Owner and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law.
We also reserve the right to establish additional Divisions of the Separate Account. We will establish new Divisions when marketing needs or investment conditions warrant. Any new Division will be made available to existing Owners on a basis to be determined by the Company. If approved by the SEC, to the extent required by the 1940 Act or other applicable law, we may also:
•	eliminate or combine one or more Divisions;
•	substitute one Division for another Division; or
•	transfer assets between Divisions if marketing, tax, or investment conditions warrant.
We will notify all Owners of any such changes.
If we deem it to be in the best interests of persons having voting rights under the Policy, and to the extent any necessary SEC approvals or Owner votes are obtained, the Separate Account may be:
•	operated as a management company under the 1940 Act;
•	deregistered under that Act in the event such registration is no longer required; or
•	combined with other separate accounts of the Company.
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To the extent permitted by applicable law, we may transfer the assets of the Separate Account associated with the Policy to another separate account.
We cannot guarantee that the shares of the Portfolios will always be available. The Portfolios each sell shares to the Separate Account in accordance with the terms of a participation agreement between the Portfolio distributors and us. Should this agreement terminate or should shares become unavailable for any other reason, the Separate Account will not be able to purchase the existing Portfolio shares. Should this occur, we will be unable to honor your requests to allocate Cash Values or premium payments to the Divisions of the Separate Account investing in such shares. In the event that a Portfolio is no longer available, we will take reasonable steps to obtain alternative investment options.
Voting Portfolio Shares. Although we are the legal owner of the Portfolio shares held in the Separate Account Divisions, and have the right to vote on all matters submitted to shareholders of the Portfolios, we will vote our shares only as Owners instruct, so long as such action is required by law.
Before a vote of a Portfolio’s shareholders occurs, Owners will receive voting materials. We will ask each Owner to instruct us on how to vote and to return his or her proxy to us in a timely manner. Each Owner will have the right to instruct us on the number of Portfolio shares that corresponds to the amount of Cash Value he or she has in that Portfolio (as of a date set by the Fund).
If we do not receive voting instructions on time from some Owners, we will vote those shares in the same proportion as the timely voting instructions we receive and, therefore, the outcome of the vote could be decided by a few Owners who provide timely voting instructions. Should federal securities laws, regulations, or interpretations change, we may elect to vote Portfolio shares in our own right. If required by state insurance rules, or if permitted under federal regulation, under certain circumstances we may disregard certain Owner voting instructions.
POLICY VALUES
Cash Value
The Cash Value of the Policy equals the sum of all values in the General Account, the Loan Account, and each Division of the Separate Account. The Cash Value is determined first on the Investment Start Date, and then on each Valuation Date. The Cash Value has no guaranteed minimum amount, and may be more or less than premiums paid.
The Policy’s Cash Value varies from day to day, depending on the investment performance of the chosen Divisions, interest we credit to the General Account, charges we deduct, and any other transactions (e.g., transfers, partial withdrawals, and loans). We do not guarantee a minimum policy Cash Value.
Cash Surrender Value
The Cash Surrender Value is the amount we pay to you upon surrender of a Policy. We determine the Cash Surrender Value at the end of the Valuation Period when we receive your written surrender request. Cash Surrender Value at the end of any Valuation Day equals Cash Value as of such date, minus any outstanding Indebtedness and any accrued and unpaid monthly deduction.
Cash Value in the General Account
On each Valuation Date, the Cash Value in the General Account will equal:
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•	the amount of the Net Premiums allocated or Cash Value transferred to the General Account; plus
•	interest at a rate of at least 4% per year; plus
•	any excess interest which we credit and any amounts transferred into the General Account; less
•	the sum of all Policy charges allocable to the General Account and any amounts deducted from the General Account in connection with partial withdrawals or transfers to the Separate Account.
Cash Value in Each Separate Account Division
The Policy’s Cash Value in the Separate Account equals the sum of the Policy’s Cash Values in each Division of the Separate Account. We compute the Cash Value in a Division at the end of each Valuation Date by multiplying the number of accumulation units of Cash Value in each Division by the accumulation unit value for that Division. More detailed information concerning these computation methods is available from our Administrative Office.
Net Investment Factor. The Net Investment Factor measures the investment performance of a Division during a Valuation Period. The Net Investment Factor increases to reflect investment income and capital gains (realized and unrealized) for the shares of the Portfolios and decreases to reflect any capital losses (realized or unrealized) for the shares of the underlying portfolio.
Number of Accumulation Units. The number of units in any Division of the Separate Account at the end of any valuation day equals:
•	the initial accumulation units purchased at the unit value on the Issue Date; plus
•	accumulation units purchased with additional net premiums; plus
•	accumulation units purchased via transfers from another Division, the General Account, or the Loan Account; minus
•	accumulation units redeemed to pay for monthly deductions; minus
•	accumulation units redeemed to pay for partial withdrawals; minus
•	accumulation units redeemed as part of a transfer to another Division, the General Account, or the Loan Account.
Every time you allocate or transfer money to or from a Separate Account Division, we convert that dollar amount into accumulation units. We determine the number of accumulation units we credit to or subtract from a Policy by dividing the dollar amount of the transaction by the accumulation unit value for that Division at the end of the Valuation Period.
Accumulation Unit Value. We determine an accumulation unit value, based upon the Net Investment Factor method, for each Division of the Separate Account to reflect how investment performance affects the Cash Value. Accumulation Unit values will vary among Divisions, and may increase or decrease from one Valuation Period to the next. The accumulation unit value of any Division at the end of any Valuation Period equals:
•	the value of the net assets of the Division at the end of the preceding Valuation Period; plus
•	the investment income and capital gains, realized or unrealized, credited to the net assets of that Division during the Valuation Period for which the unit value is being determined; minus
•	the capital losses, realized or unrealized, charged against those net assets during the Valuation Period; minus
•	any amount charged against the Division for taxes, or any amount set aside during the Valuation Period by the Company as a provision for taxes attributable to the operation or maintenance of the Division; minus
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•	the daily mortality and expense risk charge (a charge not to exceed 0.90% annually); divided by
•	aggregate accumulation units outstanding in the Division at the end of the preceding Valuation Period.
POLICY BENEFITS
Death Benefit
As long as the Policy remains in force, we will pay the death benefit proceeds to the Beneficiary once we receive at our Administrative Office (i) satisfactory proof of the Insured’s death, (ii) instructions on how to pay the proceeds and (iii) any other documents, forms and information we need. We may require you to return the Policy. (If the Beneficiary dies before the Insured, we will generally pay the insurance proceeds, in a single sum, to the Owner, or, if the Owner is not living, to the Owner’s estate.) Payment of death benefit proceeds will not be affected by termination of the Group Contract, the employer-sponsored insurance program, or an employee’s employment.
Death benefit proceeds equal:
•	the death benefit (described below); plus
•	any additional insurance provided by rider; minus
•	any unpaid monthly deductions; minus
•	any outstanding Indebtedness.
An increase in Face Amount will increase the death benefit, and a decrease in Face Amount will decrease the death benefit. We may further adjust the amount of the death proceeds under certain circumstances.
If you have a rider permitting the accelerated payment of death benefit proceeds, the death benefit may be paid in a single sum before the death of the Insured, and would be less than otherwise would be paid upon the death of the Insured.
Payment of the Death Benefit
Death benefit proceeds under the Policy ordinarily will be paid within 7 days after we receive proof of the Insured’s death and all other documentation required at our Administrative Office. Payment may, however, be postponed in certain circumstances. See “General Matters Relating to the Policy — Postponement of Payments.” The death benefit will be reduced by any outstanding Indebtedness and any due and unpaid Monthly Deduction accruing during a grace period.
We will pay the proceeds in one sum, including either by check, by placing the amount in an account that earns interest, or by any other method of payment that provides the Beneficiary with immediate and full access to the proceeds. We will pay interest on the proceeds as required by the applicable state law.
Unless otherwise requested and subject to state law, the Policy’s death proceeds will generally be paid to the Beneficiary through a settlement option called the Total Control Account. The Total Control Account is an interest-bearing account through which the Beneficiary has immediate and full access to the proceeds, with unlimited draft writing privileges. We credit interest to the account at a rate that will not be less than a guaranteed minimum annual effective rate. You may also elect to have any Policy surrender proceeds paid into a Total Control Account established for you.
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Assets backing the Total Control Account are maintained in our general account and are subject to the claims of our creditors. We will bear the investment experience of such assets; however, regardless of the investment experience of such assets, the interest credited to the Total Control Account will never fall below the applicable guaranteed minimum annual effective rate. Because we bear the investment experience of the assets backing the Total Control Account, we may receive a profit from these assets. The Total Control Account is not insured by the FDIC or any other governmental agency.
Every state has unclaimed property laws which generally declare life insurance policies to be abandoned after a period of inactivity of three to five years from the date any death benefit is due and payable. For example, if the payment of a death benefit has been triggered, and after a thorough search, we are still unable to locate the Beneficiary of the death benefit, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Policy Owner last resided, as shown on our books and records. (“Escheatment” is the formal, legal name for this process.) However, the state is obligated to pay the death benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation and within certain mandated time periods. To prevent your Policy’s death benefit from being paid to the state’s abandoned or unclaimed property office, it is important that you update your Beneficiary designation, including complete names and complete address, if and as they change. You should contact our Administrative Office in order to make a change to your Beneficiary designation.
Standard Death Benefit Options
The Policy provides two death benefit options: a “Level Type” death benefit (“Option A”) and an “Increasing Type” death benefit (“Option B”). Under certain Group Contracts and employer-sponsored insurance programs, however, Option B may be the only death benefit option presented. We calculate the amount available under each death benefit option as of the date of the Insured’s death.
Under Option A, the death benefit is:
•	the current Face Amount of the Policy or, if greater,
•	the applicable percentage of Cash Value on the date of death.
The applicable percentage is 250% for an Insured Attained Age 40 or below on the Policy Anniversary before the date of the Insured’s death. For Insureds with an Attained Age over 40 on that Policy Anniversary, the percentage is lower and gradually declines with age until it reaches 100% at age 95.
Under Option B, the death benefit is:
•	the current Face Amount plus the Cash Value of the Policy or, if greater,
•	the applicable percentage of the Cash Value on the date of death. The applicable percentage is the same as under Option A.
Which Death Benefit Option to Choose. Owners who prefer to have favorable investment performance reflected in higher death benefits for the same Face Amount generally should select Option B. Owners who prefer to have favorable investment performance reflected in lower cost of insurance charges for the same Face Amount generally should select Option A.
The amount of the death benefit may vary with the amount of the Cash Value. Under Option A, the death benefit will vary as the Cash Value varies whenever the Cash Value multiplied by the applicable percentage exceeds the Face Amount. Under Option B, the amount of the death benefit will always vary as the Cash Value varies (but will never be less than the Face Amount).
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Changing Death Benefit Options
After the first Policy Anniversary, you may change the death benefit option. We reserve the right to limit the number of changes in death benefit options to one per Policy Year. A request for a change must be made directly to us in writing. The effective date of such a change will be the Monthly Anniversary on or following the date we receive the change request. If an increase in Face Amount precedes or occurs concurrently with a change in death benefit option, the cost of insurance charge may be different for the amount of the increase.
Changing the death benefit option may result in a change in Face Amount. If an Owner changes from Option A to Option B, the Face Amount after the change will equal the Face Amount before the change LESS the Cash Value on the effective date of the change. Any written request to change from Option A to Option B must be accompanied by satisfactory evidence of insurability. We will not accept a change from Option A to Option B if doing so would reduce the Face Amount to less than $25,000.
If an Owner changes from Option B to Option A, the Face Amount after the change will equal the Face Amount before the change PLUS the Cash Value on the effective date of change. We will not impose any charges in connection with a change in death benefit option. Changing the death benefit option also may have tax consequences and may affect the net amount at risk over time (which would affect the monthly cost of insurance charge). However, we will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Code. You should consult a tax adviser before changing death benefit options.
Changing Face Amount
You select the Face Amount when applying for the Policy. Subject to certain limitations set forth below, you may increase or decrease the Face Amount of a Policy (without changing the death benefit option) after the first Policy Anniversary. We reserve the right to limit the number of changes in the Face Amount to one per Policy Year. A change in Face Amount may affect the cost of insurance rate and the net amount at risk, both of which affect your cost of insurance charge. Changing the Face Amount also may have federal income tax consequences and you should consult a tax adviser before doing so.
Face Amount Increases. You may increase the Face Amount by submitting a written request and providing satisfactory evidence of insurability. If approved, the increase will become effective on the Monthly Anniversary on or following receipt at our Administrative Office of the satisfactory evidence of insurability. The Insured must have an Attained Age of 80 or less on the effective date of the increase. The amount of the increase may not be less than $5,000, and the Face Amount may not be increased to more than the maximum Face Amount for that Policy. The maximum Face Amount varies by Plan. However, in connection with a particular Group Contract, we may establish a substantially higher Face Amount for Policies issued under that Contract. Although an increase need not necessarily be accompanied by additional premium, the Cash Surrender Value in effect immediately after the increase must be sufficient to cover the next monthly deduction. An increase in the Face Amount may result in certain additional charges. For example, we determine the cost of insurance separately for the initial Face Amount and for any increases in Face Amount.
Face Amount Decreases. You may decrease the Face Amount by written request to us. Any decrease in the Face Amount will become effective on the Monthly Anniversary on or following our receipt of the written request. The amount of the requested decrease must be at least $5,000 and the Face Amount remaining in force after any requested decrease may not be less than the minimum Face Amount, generally $25,000. If, following a decrease in Face Amount, the Policy would not comply with the maximum premium limitations required by federal tax law, we will (at your election) either limit the decrease or return Cash Value to you to the extent necessary to meet those
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requirements. A decrease in the Face Amount generally will reduce the net amount at risk, which will reduce the cost of insurance charges. (See “Charges and Deductions — Cost of Insurance Charge.”)
Changing Owner or Beneficiary
The Owner may change the ownership and/or Beneficiary designation by written request in a form acceptable to us at any time during the Insured’s lifetime. We may require that the Policy be returned for endorsement of any change. The change will take effect as of the date the Owner signs the written request, whether or not the Insured is living when the request is received by us. We are not liable for any payment we make or any action we take before we receive the Owner’s written request. If the Owner is also a Beneficiary of the Policy at the time of the Insured’s death, the Owner may, within 60 days of the Insured’s death, designate another person to receive the Policy proceeds. Changing the owner may have adverse tax consequences. The owner should consult a tax adviser before doing so.
Surrender and Partial Withdrawals
During the lifetime of the Insured and while a Policy is in force, you may surrender the Policy, or make a partial withdrawal of the Cash Value. We generally will forward amounts payable upon surrender or a partial withdrawal within seven days of receipt of your request. We may postpone payment of surrenders and partial withdrawals under certain conditions. Surrenders and partial withdrawals may have federal income tax consequences.
Surrender. You may surrender the Policy by sending a written request, on a form provided by us, by mail or facsimile to our Administrative Office. We determine the Cash Surrender Value as of the end of the Valuation Period during which we receive the surrender request. To effect a surrender, we may require that you return the Policy to our Administrative Office along with the request to surrender the Policy. Alternatively, we may require that the request be accompanied by a completed affidavit of lost Policy. We can provide a lost Policy Certificate upon request.
Upon surrender, we will pay to you the Cash Surrender Value equal to the Cash Value on the date of surrender, less any Indebtedness. If we receive the request to surrender the Policy on a Monthly Anniversary, the monthly deduction otherwise deductible will be included in the amount paid. Coverage and other benefits under a Policy will terminate as of the date of surrender and cannot be reinstated.
Partial Withdrawals. After the first Policy Year, you may make up to one partial withdrawal each Policy Month. You may request a partial withdrawal in writing (by mail or facsimile) to our Administrative Office or via the Internet. We will process each partial withdrawal using the Cash Value determined at the end of the Valuation Period during which we receive your request.
The minimum amount of a partial withdrawal, net of any transaction charges, is currently $200. We reserve the right to increase this minimum amount up to $500. The minimum amount that can be withdrawn from any one Division or from the General Account is the lesser of $50 or the Policy’s Cash Value in that Division or in the General Account. The maximum amount that can be withdrawn, including the partial withdrawal transaction charge, is the Loan Value. The partial withdrawal transaction charge equals the lesser of $25 or 2% of the amount withdrawn. There are additional limitations on the amounts that may be withdrawn from the General Account. (See “The General Account — Restrictions on Partial Withdrawals or Transfers from the General Account.”) Subject to the above conditions, you may allocate the amount withdrawn among the Divisions and/or the General Account. If no allocation is specified, we will deduct the amount of the partial withdrawal (including any partial withdrawal transaction charge) from the Divisions and/or the General Account on a pro-rata basis (that is, based on the proportion that the Policy’s Cash Value in each Division and/or the General Account bears to the unloaned Cash
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Value of the Policy). If restrictions on amounts that may be withdrawn from the General Account will not allow this proportionate allocation, we will request that you specify an acceptable allocation. If, following a partial withdrawal, insufficient funds remain in a Division or in the General Account to pay the partial withdrawal transaction charge as allocated, the unpaid charges will be allocated equally among the remaining Divisions and/or the General Account. You may request that the partial withdrawal transaction charge be paid from your Cash Value in a particular Division or in the General Account. You may not make a partial withdrawal if, or to the extent that, the partial withdrawal would reduce the Face Amount below $25,000.
A partial withdrawal can affect the Face Amount, the death benefit and the net amount at risk (which is used to calculate the cost of insurance charge). If death benefit Option A is in effect and the death benefit equals the Face Amount, we will reduce the Face Amount, and thus the death benefit, by the amount of the partial withdrawal (plus the partial withdrawal transaction charge). If Option B is in effect and the death benefit equals the Face Amount plus the Cash Value, we will not reduce the Face Amount, but will reduce the Cash Value and, thus, the death benefit by the amount of the partial withdrawal (plus the partial withdrawal transaction charge). If however, the death benefit is in a “tax corridor” under either Option A or Option B — that is, if the death benefit equals the Cash Value multiplied by a percentage based on federal tax law requirements described in Section 7702(d) of the Code, then we will reduce the Face Amount to the extent that the amount of the partial withdrawal (plus the partial withdrawal transaction charge) exceeds the amount equal to the difference between the death benefit and the Face Amount. We will reduce the death benefit correspondingly. (See “Policy Benefits — Death Benefit Options.”) Face Amount decreases resulting from partial withdrawals will first reduce the most recent Face Amount increase, then the most recent increases in succession, and lastly the initial Face Amount.
Transfers
You may transfer Cash Value, not including amounts credited to the Loan Account, among the Divisions available with the Policy and between the Divisions and the General Account. You may request a transfer in writing (by mail or facsimile) to our Administrative Office or via the Internet. Transfers to and from the General Account are subject to restrictions. (See “The General Account.”) The following terms apply to transfers under a Policy:
•	We will make transfers and determine all values in connection with transfers as of the end of the Valuation Period during which the transfer request is received at our Administrative Office. Transfer requests received before the New York Stock Exchange closes for regular trading receive same-day pricing. If we receive a transfer request after the New York Stock Exchange closes (usually 4:00 p.m. Eastern time) for regular trading, we will process the order using the unit value for the Division determined at the close of the next regular trading session of the New York Stock Exchange.
•	We will consider all transfer requests received on the same Valuation Day as a single transfer request.
•	The minimum amount that you must transfer is currently $250, or, if less, the Policy’s Cash Value in a Division or in the General Account. (We are not currently enforcing this restriction for transfers from the General Account but reserve the right to do so in the future.) Where a single transfer request calls for more than one transfer, and not all of the transfers would meet the minimum requirements, we will make those transfers that do meet the requirements. Transfers resulting from Policy Loans will not be counted for purposes of the limitations on the amount or frequency of transfers allowed in each month or year.
•	We may impose a charge of $25 for each transfer in excess of twelve in a Policy Year.
•	The Company may revoke or modify the privilege of transferring amounts to or from the General Account at any time.
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Restrictions on Frequent Transfers
Frequent requests from Owners to transfer Cash Value may dilute the value of a Portfolio’s shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio’s share price (“arbitrage trading”). Frequent transfers involving arbitrage trading may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect Owners and other persons who may have an interest in the Policies (e.g., Beneficiaries).
We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Portfolios (these Portfolios, referred to as the “Monitored Funds,” are identified in the list below) and we monitor transfer activity in those Monitored Funds.
The following Portfolios are “Monitored Funds”:
•	MFS® Global Equity Series
•	MFS® High Yield Portfolio
•	MFS® Income Portfolio
•	MFS ® New Discovery Series
We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Funds within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high yield Portfolios, in a 12-month period there were: (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current Cash Value; and (3) two or more “round trips” involving any Portfolio in the given category. A round trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria. We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Portfolios. We may change the Monitored Funds at any time without notice in our sole discretion.
Our policies and procedures may result in transfer restrictions being applied to deter frequent transfers. Currently, when we detect transfer activity in the Monitored Funds that exceeds our current transfer limits, we require future transfer requests to or from any Monitored Funds under that Policy to be submitted with an original signature. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of the restriction for a six-month period; a third occurrence will result in the permanent imposition of the restriction.
Transfers made under a Dollar Cost Averaging Program, a rebalancing program or, if applicable, any asset allocation program described in this prospectus are not treated as transfers when we monitor the frequency of transfers.
The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the Policy. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests in the Policies. We do not accommodate frequent transfers in any Portfolios and there are no
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arrangements in place to permit any Owner to engage in frequent transfers; we apply our policies and procedures without exception, waiver, or special arrangement.
The Funds may have adopted their own policies and procedures with respect to frequent transfers in their respective shares, and we reserve the right to enforce these policies and procedures. For example, Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent transfer policies and procedures of the Funds, we have entered into a written agreement, as required by SEC regulation, with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Owners, and to execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the frequent transfer policies established by the Fund.
In addition, Owners and other persons with interests in the Policies should be aware that the purchase and redemption orders received by the Portfolios generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Funds in their ability to apply their frequent transfer policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Portfolios. If a Fund believes that an omnibus order reflects one or more transfer requests from Owners engaged in frequent trading, the Fund may reject the entire omnibus order.
In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on frequent transfers (even if an entire omnibus order is rejected due to the frequent transfers of a single Owner). You should read the Portfolio prospectuses for more details.
Restrictions On Large Transfers
Large transfers may increase brokerage and administrative costs of the underlying Portfolios and may disrupt fund management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations. We do not monitor for large transfers to or from Portfolios except where the manager of a particular underlying Portfolio has brought large transfer activity to our attention for investigation on a case-by-case basis. For example, some fund managers have asked us to monitor for “block transfers” where transfer requests have been submitted on behalf of multiple Owners by a third party such as an investment adviser. When we detect such large trades, we may impose restrictions similar to those described above where future transfer requests from that third party must be submitted in writing with an original signature. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of the restriction for a six-month period; a third occurrence will result in the permanent imposition of the restriction.
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Loans
Loan Privileges. After the first Policy Anniversary, you may, by request in writing (by mail or facsimile) to our Administrative Office or via the Internet, to borrow an amount up to the Loan Value of the Policy, with the Policy serving as sole security for such loan. The Loan Value is equal to (a) minus (b), where
(a)	is 85% of the Cash Value of the Policy on the date the Policy Loan is requested; and
(b)	is the amount of any outstanding Indebtedness.
The minimum amount that you may borrow is $100. We will ordinarily pay any amount due to you under a Policy Loan within seven days after we receive the loan request at our Administrative Office, although we may postpone payments under certain circumstances.
We will process each loan request at the accumulation unit value determined at the end of the Valuation Period during which we receive your request.
When a Policy Loan is made, we will transfer Cash Value equal to the amount of the loan to the Loan Account as collateral for the loan. We will also transfer an amount equal to the loan interest due at the next Policy Anniversary, discounted at an interest rate equal to the current Loan Account crediting rate. Unless you request a different allocation, we will transfer amounts from the Divisions of the Separate Account and the General Account in the same proportion that the Policy’s Cash Value in each Division and the General Account bears to the unloaned Cash Value. This will reduce the Policy’s Cash Value in the Separate Account and the General Account. These transactions will not be considered transfers for purposes of the limitations on transfers.
Interest Rate Charged For Policy Loans. We charge you 8% interest per year on a loan. Loan interest is due and payable in arrears on each Policy Anniversary or for the duration of the Policy Loan, if shorter. If you do not pay the interest charged when it is due, we will transfer to the Loan Account an amount of Cash Value equal to the interest due. We will deduct the amount transferred from the Divisions and the General Account in the same proportion that the Cash Value in each Division and the General Account bears to the unloaned Cash Value.
Loan Account Interest Rate Credited. Amounts in the Loan Account will earn interest daily at an annual rate of at least 5%. The Loan Account interest credited will be transferred to the Divisions and the General Account: (i) each Policy Anniversary; (ii) when a new loan is made; (iii) when a loan is partially or fully repaid; and (iv) when an amount is needed to meet a monthly deduction.
Repayment of Indebtedness. You may repay all or part of your Indebtedness at any time while the Insured is living and the Policy is in effect. All repayments should be made directly to us at our Administrative Office. Upon repayment, we will allocate an amount equal to the loan repayment (but not more than the amount of the outstanding Indebtedness) from the Loan Account back to the General Account and the Separate Account Divisions on the same proportionate basis on which we originally transferred the loan collateral from the Divisions and the General Account (described above).
We will treat amounts paid while a Policy Loan is outstanding as premiums unless you request in writing that the payments be treated as repayment of Indebtedness.
Effect of Policy Loans. Whether or not repaid, a Policy Loan will permanently affect the Cash Value and Cash Surrender Value of a Policy, and may permanently affect the amount of the death benefit. This is because the collateral for the Policy Loan (the amount held in the Loan Account) does not participate in the performance of the Separate Account while the loan is outstanding. If the Loan Account interest credited is less than the investment performance of the selected Division, the Policy values will be lower as a result of the loan. Conversely,
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if the Loan Account interest credited is higher than the investment performance of the Division, the Policy values may be higher. We will deduct any outstanding Indebtedness from the proceeds payable upon the death of the Insured, surrender, or the maturity of the Policy.
There are risks associated with taking a Policy Loan, including the potential for a Policy to lapse if the Indebtedness exceeds the Cash Value on any Monthly Anniversary. In addition, if the Policy is a MEC, then a Policy Loan will be treated as a partial withdrawal for federal income tax purposes. A loan also may have possible adverse tax consequences that could occur if a Policy is exchanged, canceled or lapses with loans outstanding. A loan from or secured by a Policy that is not classified as a MEC should generally not be treated as a taxable distribution so long as the Policy stays in force. You should seek competent advice before requesting a Policy loan.
Conversion Right to a Fixed Benefit Policy
You may, upon written request, convert a Policy still in force to a life insurance policy that provides benefits that do not vary with the investment return of the Divisions. If, during the first two Policy Years, you request in writing that we transfer all of your Cash Value into the General Account, and you indicate that you are exercising the conversion right, the transfer will not be subject to a transaction charge or to transfer limits. At the time of the transfer, there will be no effect on the Policy’s death benefit, Face Amount, net amount at risk, risk class or Issue Age. If you exercise your one-time conversion right, we will automatically allocate all future Net Premiums to the General Account, and no future transfers to the Separate Account will be allowed.
If a Certificate has been amended to operate as an Individual Policy following an Insured’s change in eligibility under a Group Contract, the conversion right will be measured from the Issue Date of the original Certificate. At the time of the conversion, the new Policy will have, at the Owner’s option, either the same death benefit or the same net amount at risk as the original Policy. The new Policy will also have the same Issue Date and Issue Age as the original Policy. The premiums for the new Policy will be based on our rates in effect for the same Issue Age and rate class as the original Policy.
Eligibility Change Conversion
As long as the Policy is in force, an Insured’s coverage will continue even if an Insured’s eligibility under a Group Contract ends because the Group Contract terminates or the Employee’s employment ends. Even if the Policy has lapsed and is not in force, the right to reinstate and to convert a lapsed Policy remains despite the change in the Employee’s eligibility during the reinstatement period.
We will amend a Certificate issued under such a Group Contract automatically so that it will continue in force as an Individual Policy with the same rights, benefits, and guaranteed charges. The amendment will be mailed to the Owner within 31 days (a) after we receive written notice that the Employee’s employment ended or (b) after the termination of the Group Contract. If the Policy is in a grace period at the time the conversion occurs, any premium necessary to prevent the Policy from lapsing must be paid to us before the Individual Policy will be mailed. A new planned premium schedule will be established which will have the same planned annual premium utilized under the Group Contract. The new planned payment intervals will be no more frequent than quarterly. The Company may allow payment of planned premium through periodic (usually monthly) authorized electronic funds transfer. Of course, unscheduled premium payments can be made at any time. (See “Premiums.”)
When an Employee’s spouse is the Insured under a Policy, the spouse’s insurance coverage also will continue in the event the Employee is no longer eligible. We will automatically amend the Policy issued to the Employee’s spouse so that it will continue in force as an Individual Policy with the same rights, benefits, and guaranteed charges.
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If an Associated Company ceases be to under common control with the Contractholder, the Insureds of the Associated Company (i.e., employees of the Associated Company and their spouses) may continue their insurance in the manner described above.
Payment of Benefits at Maturity
If the Insured is living and the Policy is in force, we will pay the Cash Surrender Value to you on the Maturity Date. Amounts payable on the Maturity Date ordinarily will be paid within seven days of that date, although payment may be postponed under certain circumstances. A Policy will mature if and when the Insured reaches Attained Age 95.
Telephone, Facsimile and Internet Requests
In addition to written requests, we may accept instructions by telephone, facsimile, and via the Internet from you or an authorized third party regarding transfers, loans, partial withdrawals and certain Policy changes, subject to the following conditions.
•	We will employ reasonable procedures to confirm that instructions are genuine.
•	If we follow these procedures, we are not liable for any loss, damage, cost, or expense from complying with instructions we reasonably believe to be authentic. You bear the risk of any such loss.
•	These procedures may include requiring forms of personal identification before acting upon instructions and/or providing written confirmation of transactions to you.
•	We reserve the right to suspend telephone, facsimile and/or Internet instructions at any time for any class of Policies for any reason.
You should protect your personal identification number (“PIN”) because self-service options will be available to your agent of record and to anyone who provides your PIN when using Internet systems. We are not able to verify that the person providing the PIN and giving us instructions via the Internet is you or is authorized to act on your behalf.
Facsimile or Internet transactions may not always be possible. Any facsimile or computer system, whether it is ours, yours, or that of your service provider or agent, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our processing of your request. Although we have taken precautions to equip our systems to handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you should make the request by writing to our Administrative Office.
Our variable life insurance business is largely conducted through digital communications and data storage networks and systems operated by us and our service providers or other business partners (e.g., the Portfolios and the firms involved in the distribution and sale of our variable life insurance policies). For example, many routine operations, such as processing Owners’ requests and elections and day-to-day record keeping, are all executed through computer networks and systems.
POLICY LAPSE AND REINSTATEMENT
Lapse
A Policy may enter a 62-day grace period and possibly lapse (terminate without value or death benefit) if the Cash Surrender Value is not enough to cover the next monthly deduction. If you have taken out a loan, then your Policy also will enter a grace period and possibly lapse whenever the Indebtedness exceeds the Cash Value on the Monthly
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Anniversary. Thus, the payment of premiums in any amount does not guarantee that the Policy will remain in force until the Maturity Date.
We will notify you at the beginning of the grace period by mail. The notice will specify the amount of premium required to keep the Policy in force, and the date the payment is due. Subject to minimum premium requirements, the amount of the premium required to keep the Policy in force will be the amount of the current monthly deduction. If we do not receive the specified minimum payment within the grace period, the Policy will lapse and terminate without Cash Value. Upon lapse, any Indebtedness is extinguished and any collateral in the Loan Account is returned to the Company. If the Insured dies during the grace period, any overdue monthly deductions and Indebtedness will be deducted from the death benefit payable.
Reinstatement
Unless you have surrendered the Policy, you may reinstate a lapsed Policy by written application at any time while the Insured is alive and within five years after the date of lapse and before the Maturity Date. The right to reinstate a lapsed Policy will not be affected by the termination of a Group Contract or the termination of an Employee’s employment during the reinstatement period.
Reinstatement is subject to the following conditions:
•	Evidence of the insurability of the Insured satisfactory to us (including evidence of insurability of any person covered by a rider to reinstate the rider).
•	Payment of a premium that, after the deduction of any premium charges (premium expense charge and premium tax charge), is large enough to cover: (a) the monthly deductions due at the time of lapse, and (b) two times the monthly deduction due at the time of reinstatement.
•	Payment or reinstatement of any Indebtedness. Any Indebtedness reinstated will cause a Cash Value of an equal amount also to be reinstated.
If you meet the requirements to reinstate a lapsed Policy your face amount will be reinstated to the amount in effect immediately prior to the lapse. If you reinstate a lapsed Policy and elect to reinstate any Indebtedness existing immediately before the Policy lapsed, the corresponding collateral for the Indebtedness would also be reinstated as part of the Cash Value of the reinstated Policy. The amount of Cash Value on the date of reinstatement will be equal to the amount of any Indebtedness reinstated, increased by the net premiums paid at reinstatement and any loans paid at the time of reinstatement.
If a Policy is reinstated after 90 days of lapse, a new Policy will be issued to you. The effective date of the new Policy will be the date we approve the application for reinstatement. There will be a full monthly deduction for the Policy Month that includes that date.
CHARGES AND DEDUCTIONS
We will deduct certain charges under the Policy in consideration for: (i) services and benefits we provide; (ii) costs and expenses we incur; (iii) risks we assume; and (iv) our profit expectations.
Services and benefits we provide:
•	the death benefit, cash and loan benefits under the Policy;
•	investment options, including premium allocations;
•	administration of elective options; and
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•	the distribution of reports to Owners.
Costs and expenses we incur:
•	costs associated with processing and underwriting applications, and with issuing and administering the Policy (including any riders);
•	overhead and other expenses for providing services and benefits;
•	sales and marketing expenses; and
•	other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state, and local premium and other taxes and fees.
Risks we assume:
•	that the cost of insurance charges we deduct are insufficient to meet our actual claims because Insureds die sooner than we estimate; and
•	that the costs of providing the services and benefits under the Policies exceed the charges we deduct.
Our revenues from any particular charge may be more or less than any costs or expenses that charge may be intended primarily to cover. We may use our revenues from one charge to pay other costs and expenses in connection with the Policies including distribution expenses. We may also profit from all the charges combined, including the cost of insurance charge and the mortality and expense risk charge and use such profits for any corporate purpose.
Transaction Charges
Premium Expense Charge. Before we allocate net premiums among the Divisions pursuant to your instructions, we will reduce your premium payments by a front-end sales charge (“premium expense charge”) equal to 1.00% of each premium to compensate us for our costs in issuing the Policies. In addition, for certain policies deemed to be individual contracts under federal tax laws, we make an additional charge of 1% (for a total of 2%) of each premium payment to compensate us for the anticipated higher corporate income taxes that result from the sale of such Policies.
The sales charges will not change even if an Insured is no longer eligible under a Group Contract, but continues coverage on an individual basis.
Premium Tax Charge. Many states and localities impose a tax on premiums received by insurance companies. These premium taxes vary from jurisdiction to jurisdiction and range from 0% to 4.0% of premiums paid. To cover these premium taxes, we will reduce premium payments by a premium tax charge of 2.00% from all Policies. The 2.00% charge may be higher or lower than actual premium taxes, if any, assessed in your location.
Partial Withdrawal Transaction Charge. You may make a partial withdrawal of Cash Value. For each partial withdrawal we will assess a transaction charge equal to the lesser of $25 or 2% of the amount withdrawn to cover administrative costs incurred in processing the partial withdrawal. This charge will be in addition to the amount received in cash.
Transfer Charge. After the first Policy Year, you may transfer a portion of your Cash Value. For each transfer in excess of 12 in a single Policy Year, we may impose a charge of $25 to cover administrative costs incurred in processing the transfer. We are currently waiving this charge.
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Periodic Charges
Monthly Deduction. We will make the monthly deduction on the Investment Start Date and on each succeeding Monthly Anniversary. We will make deductions from each Division and the General Account in the same proportion that the Policy’s Cash Value in each Division and the General Account bears to the unloaned Cash Value on the date the monthly deduction is made. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction also will vary.
The monthly deduction has several components:
•	the cost of insurance charge;
•	a monthly administrative charge;
•	the charges for any riders; and
•	a mortality and expense risk charge.
Cost of Insurance Charge. We assess a monthly cost of insurance charge on each Monthly Anniversary (to cover the next Policy Month) to compensate us for underwriting the death benefit and for certain administrative costs. The charge depends on the applicable cost of insurance rate and the net amount at risk in the Policy Month in which the charge is calculated. The charge may vary from Policy to Policy and from Policy Month to Policy Month.
We will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each Policy Month. The net amount at risk for a Policy Month equals: (i) the death benefit at the beginning of the Policy Month divided by 1.0032737; LESS (ii) the Cash Value at the beginning of the Policy Month. (Dividing the death benefit by 1.0032737 reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4%.)
We determine the cost of insurance separately for the initial Face Amount and for any increases in Face Amount. If we approve an increase in Face Amount, then a different cost of insurance charge may apply to the increase, based on the Insured’s circumstances at the time of the increase.
•	Cost of Insurance Rates. The current cost of insurance rates are based on the Attained Age and the rate class of the Insured. We base the current cost of insurance rates on our expectations as to future mortality experience. We currently issue the Policies on a guaranteed issue or simplified underwriting basis without regard to the sex of the Insured. Whether a Policy is issued on a guaranteed issue or simplified underwriting basis does not affect the cost of insurance charge determined for that Policy.
The current cost of insurance rates will not exceed the guaranteed cost of insurance rates set forth in the Policy. These guaranteed rates are 125% of the maximum rates that could be charged based on the 1980 Commissioners Standard Ordinary Mortality Table C (“1980 CSO Table”). The guaranteed rates are higher than the maximum rates in the 1980 CSO Table because we use guaranteed or simplified underwriting procedures whereby the Insured is not required to submit to a medical or paramedical examination. Under these underwriting methods, then, healthy individuals will pay higher cost of insurance rates than they would pay under substantially similar policies using different underwriting methods. The current cost of insurance rates are generally lower than 100% of the 1980 CSO Table.
•	Net Amount at Risk. We also calculate the net amount at risk separately for the initial Face Amount and for any increase in Face Amount. In determining the net amount at risk for each increment of Face Amount, the Cash Value is first considered part of the initial Face Amount. If the Cash Value exceeds the initial Face Amount, it is then considered as part of any increment in Face Amount in the order these increases took effect. The net amount at risk is affected by investment performance, loans, payments of premiums, Policy fees and
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charges, the death benefit option chosen, partial withdrawals, and decreases in Face Amount. Any decrease in Face Amount — whether by the Owner’s request or resulting from a partial withdrawal — will first be used to reduce the net amount at risk for the most recent increase in Face Amount, the next most recent increases in succession, and then the net amount at risk for the initial Face Amount.
The current maximum cost of insurance is $2.78 per $1,000 of net amount at risk and the current minimum cost of insurance is $0.07 per $1,000 of net amount at risk.
Monthly Administrative Charge. We assess a monthly administrative charge from each Policy that is based upon the number of employees eligible to be covered at issue of a Group Contract. This charge compensates us for ordinary administrative expenses such as record keeping, processing death benefit claims and Policy changes, preparing and mailing reports, and overhead costs. The guaranteed maximum administrative charge that we can apply to Policies under any Group Contract can vary but will not exceed $6.00 per month during the first Policy Year and $3.50 per month in renewal years. The current administrative charge that we apply is up to $3.50 per month. Please refer to your Policy Schedule Page for the administrative charge that applies to your Policy.
These guaranteed charges are guaranteed not to increase over the life of the Policy. The administrative charge will not change in the event that the Insured is no longer eligible for group coverage, but continues coverage on an individual basis. In addition, when we believe that lower administrative costs will be incurred in connection with a particular Group Contract we may modify the charge for that Group Contract.
Charges For Riders. We charge a fee to compensate us for the coverage that we are providing. The monthly deduction will include charges for any additional benefits provided by rider. (See “Additional Benefits and Riders.”) The charges for individual riders are summarized in the Fee Table of this prospectus. These riders may not be available in all states and some Group Contracts may not offer certain riders.
•	Children’s Life Insurance Rider. This rider provides for term insurance on the Insured’s children, as defined in the rider. To be eligible for insurance under the rider, the child to be insured must not be confined in a hospital at the time the application is signed. Upon receipt at our Administrative Office of proof of the Insured’s death before the rider terminates, the rider will be continued on a fully paid-up term insurance basis. The death benefit will be payable to the named Beneficiary upon the death of any insured child. The charge for this rider is assessed per $1,000 of insurance coverage provided. The current cost for this rider is $0.10 per $1,000 of coverage.
•	Accelerated Death Benefit Settlement Option Rider. This rider provides for the accelerated payment of a portion of death benefit proceeds in a single sum to the Owner if the Insured is terminally ill. There is no charge for this rider. We may deduct an administrative charge of $100 from the accelerated death benefit at the time it is paid. We are currently waiving this charge.
•	Spouse’s Life Insurance Rider. This rider provides term insurance on the Insured’s spouse, as defined in the rider. To be eligible for insurance under the rider, the spouse must provide evidence of insurability at the time the application is signed. The death benefit will be payable to the named Beneficiary upon the death of the spouse. Under this rider, if we receive at our Administrative Office proof of the Insured’s death before the Policy Anniversary nearest the spouse’s 65th birthday, a limited 60-day continuation and exchange period begins, during which the rider may be exchanged for a new fixed-benefit policy on the life of the spouse. The spouse’s life insurance rider differs from an actual Policy issued on an employee’s spouse in that the rider provides only term insurance on the life of the spouse and does not provide for the accumulation of its own cash value. The current maximum charge for this rider is $2.06 per $1,000 of coverage and the current minimum charge is $0.09 per $1,000 of Coverage.
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Mortality and Expense Risk Charge. We will deduct a daily charge from the Separate Account at a rate not to exceed 0.0024547% (an annual rate of 0.90%) of the net assets of each Division of the Separate Account. We may reflect a reduction in the current rate as a credit to Cash Value.
This charge compensates us for certain mortality and expense risks we assume. The mortality risk we assume is that an Insured may die sooner than anticipated and that we will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policy will exceed the amounts realized from the administrative charges assessed against the Policy. If this charge does not cover our actual costs, we absorb the loss. Conversely, if the charge more than covers our actual costs, we add the excess to our surplus. The Mortality and Expense Risk Charge is currently 0.75% (annually) of the net assets of each Division of the Separate Account.
Loan Interest Charge. We charge interest on Policy loans at a maximum annual interest rate of 8.00%, payable in arrears on each Policy anniversary or for the duration of the Policy Loan, if shorter. We also will credit the amount in the Loan Account with interest at a minimum effective annual rate of 5% (our current interest rate is 8.00% and our current crediting rate is 7.25%). The current loan interest spread is 0.75%.
Federal Taxes
We currently do not assess charges against the Separate Account for federal income taxes that may be incurred by the Separate Account. We may assess such a charge in the future, as well as charges for other taxes incurred by the Separate Account. (See “Federal Tax Matters.”)
Variations in Charges
We may vary the amounts of charges described in this prospectus as a result of such factors as: (1) differences in legal requirements in the jurisdictions where the Policies are sold; (2) differences in actual or expected risks, expenses, Policy persistency, premium payment patterns, or mortality experience among different categories of purchasers or Insureds; and (3) changes in Policy pricing that we may implement from time to time. We may take into account additional information provided by prospective Contractholders in assessing these differences and determining any variances in charges, subject to our underwriting guidelines. Any such variations will be pursuant to our administrative procedures that we establish and will not discriminate unfairly against any Policy Owner. Any such variations may apply to existing Policies as well as to Policies issued in the future, except that the charges under any Policy may never exceed the maximums therein.
Portfolio Charges and Expenses
Charges are deducted from and expenses paid out of the assets of the Portfolios that are described in the prospectuses for those Portfolios. Shares of the Portfolios are purchased for the Separate Account at their net asset value. The net asset value of Portfolio shares is determined after deduction of the fees and charges. For further information, consult the prospectus for each Portfolio and Appendix A, below.
FEDERAL TAX MATTERS
The following summary provides a general description of the federal income tax considerations associated with your Policy or Certificate, as applicable, and does not purport to be complete or to cover all tax situations. The summary does not address state, local or foreign tax issues related to the Policy or Certificate, as applicable. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more
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complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.
Tax Status of the Policy or Certificate
In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy or Certificate, as applicable, must satisfy certain requirements which are set forth in the Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy or Certificate, as applicable, should satisfy the applicable requirements. If it is subsequently determined that the Policy or Certificate, as applicable, does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy or Certificate, as applicable, into compliance with such requirements and we reserve the right to restrict Policy or Certificate, as applicable, transactions in order to do so. The insurance proceeds payable upon death of the Insured will never be less than the minimum amount required for a Policy or Certificate, as applicable, to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy or Certificate, as applicable, was issued.
In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Policy or Certificate, as applicable, we believe that the Owner of a Policy or Certificate, as applicable, should not be treated as the owner of the Separate Account assets. We reserve the right to modify the Policy or Certificate, as applicable, to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policy or Certificate, as applicable, from being treated as the owners of the underlying Separate Account assets.
In addition, the Code requires that the investments of the Separate Account be “adequately diversified” in order for the Policy or Certificate, as applicable, to be treated as life insurance contracts for federal income tax purposes. It is intended that the Separate Account, through its investment decisions, will satisfy these diversification requirements. If Fund shares are sold directly to tax-qualified retirement plans that later lose their tax-qualified status or to non-qualified plans, there could be adverse consequences under the diversification rules.
The following discussion assumes that the Policy or Certificate, as applicable, will qualify as a life insurance contract for federal income tax purposes.
Tax Treatment of Policy or Certificate Benefits
In General. We believe that the death benefit under a Policy or Certificate, as applicable, should generally be excludible from the gross income of the Beneficiary to the extent provided in Section 101 of the Code. Insurance proceeds may be taxable in some circumstances, such as where there is a transfer-for-value of a Policy or Certificate, as applicable, or where a business is the Owner of the Policy or Certificate, as applicable, covering the life of an employee, if certain notice and consent and other requirements are not satisfied.
Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or Beneficiary. A tax adviser should be consulted on these consequences.
Generally, the Owner will not be deemed to be in constructive receipt of the Policy or Certificate, as applicable, cash value until there is a distribution. When distributions from a Policy or Certificate, as applicable, occur, or
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when loans are taken out from or secured by a Policy or Certificate, as applicable, the tax consequences depend on whether the Policy or Certificate, as applicable, is classified as a modified endowment contract.
Modified Endowment Contracts. Under the Code, certain life insurance contracts are classified as modified endowment contracts, with less favorable tax treatment than other life insurance contracts. Given the flexibility of the Policies or Certificates, as applicable, as to premiums and benefits, the individual circumstances of each Policy or Certificate, as applicable, will determine whether it is classified as a MEC. In general, a Policy or Certificate, as applicable, will be classified as a MEC if the amount of premiums paid into the Policy or Certificate, as applicable, causes the Policy or Certificate, as applicable, to fail the “7-pay test.” A Policy or Certificate, as applicable, will fail the 7-pay test if at any time in the first seven Policy or Certificate years, as applicable, or in the seven years after a “material change,” the amount paid into the Policy or Certificate, as applicable, exceeds the sum of the level premiums that would have been paid at that point under a Policy or Certificate, as applicable, that provided for paid-up future benefits after the payment of seven level annual payments.
If there is a reduction in the benefits under the Policy or Certificate, as applicable, during a 7-pay testing period, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the Policy or Certificate, as applicable, had originally been issued at the reduced Face Amount. If there is a “material change” in Policy’s or Certificate’s, as applicable, benefits or other terms, even after the first seven years, the Policy or Certificate, as applicable, may have to be retested as if it were a newly issued Policy or Certificate, as applicable. A material change may occur, for example, when there is an increase in the death benefit or the receipt of an unnecessary premium. Unnecessary premiums are premiums paid into a Policy or Certificate, as applicable, which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the most recent 7-pay testing period. To prevent your Policy or Certificate, as applicable, from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. In addition, a Policy or Certificate, as applicable, will be treated as a MEC if it is received in exchange for a life insurance contract that is a MEC. A current or prospective Owner should consult a tax adviser to determine whether a Policy or Certificate, as applicable, transaction will cause the Policy or Certificate, as applicable, to be classified as a MEC.
Distributions Other Than Death Benefits From Modified Endowment Contracts. Policies or Certificates, as applicable, classified as modified endowment contracts are subject to the following tax rules:
(1)	All distributions other than death benefits, including distributions upon surrender, withdrawals and distributions of Cash Surrender Value to the Owner in the case of certain Plans where there is no succeeding plan of insurance or the succeeding carrier is unable to accept the Cash Surrender Value, from a modified endowment contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner’s investment in the Policy or Certificate, as applicable, only after all gain has been distributed.
(2)	Loans taken from or secured by a Policy or Certificate, as applicable, classified as a modified endowment contract are treated as distributions and taxed accordingly.
(3)	A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has Attained Age 59 1⁄2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner’s Beneficiary. The foregoing exceptions generally do not apply to an Owner that is a non-natural person, such as a corporation.
If a Policy or Certificate, as applicable, becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy or Certificate, as applicable, within two years before it becomes a modified endowment contract will
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be taxed in this manner. This means that a distribution made from a Policy or Certificate, as applicable, that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.
Distributions Other Than Death Benefits From Policies or Certificates That Are Not Modified Endowment Contracts. Distributions other than death benefits, including distributions upon surrender, withdrawals and distributions of Cash Surrender Value to the Owner in the case of certain Plans where there is no succeeding plan of insurance or the succeeding carrier is unable to accept the Cash Surrender Value, from a Policy or Certificate, as applicable, that is not classified as a modified endowment contract are generally treated first as a non-taxable recovery of the Owner’s investment in the Policy or Certificate, as applicable, and only after the recovery of all investment in the Policy or Certificate, as applicable, as gain taxable as ordinary income. However, distributions during the first 15 Policy or Certificate, as applicable, years accompanied by a reduction in Policy or Certificate, as applicable, benefits, including distributions which must be made in order to enable the Policy or Certificate, as applicable, to continue to qualify as a life insurance contract for federal income tax purposes, are subject to different tax rules and may be treated in whole or in part as taxable income.
Loans from or secured by a Policy or Certificate, as applicable, that is not a modified endowment contract are generally not treated as distributions.
Finally, neither distributions nor loans from or secured by a Policy or Certificate, as applicable, that is not a modified endowment contract are subject to the 10 percent additional income tax.
Investment in the Policy or Certificate. Your investment in the Policy or Certificate, as applicable, is generally your aggregate premiums. When a distribution is taken from the Policy or Certificate, as applicable, your investment in the Policy or Certificate, as applicable, is reduced by the amount of the distribution that is tax-free.
Policy or Certificate Loans. In general, interest on a Policy or Certificate, as applicable, loan will not be deductible. If a Policy or Certificate, as applicable, loan is outstanding when a Policy or Certificate, as applicable, is exchanged, canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. In the case of an outstanding loan at the time of an exchange, the cancelled loan will generally be taxed to the extent of any Policy or Certificate, as applicable, gain.
Before taking out a Policy or Certificate, as applicable, loan, you should consult a tax adviser as to the tax consequences.
Withholding. To the extent that Policy or Certificate, as applicable, distributions are taxable, they are generally subject to withholding for the recipient’s federal income tax liability. However, recipients can generally elect not to have tax withheld from distributions.
Life Insurance Purchases by Residents of Puerto Rico. The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to federal income tax. Note, however, that the foregoing rule may not apply to certain contracts issued by Puerto Rican branches of U.S. life insurance companies before January 1, 2005, provided that such payments are made pursuant to binding life insurance contracts issued by such branches on or before July 12, 2004.
Multiple Policies or Certificates. All modified endowment contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includable in the Owner’s income when a taxable distribution occurs.
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Accelerated Benefits Rider. In general, rider benefits may be received tax free by the Owner if the Insured is terminally ill or chronically ill, subject to certain limitations and conditions. However, benefits under the Accelerated Benefits Rider received by a business owner with respect to an insured employee will generally be taxable. You should consult a qualified tax adviser about the consequences of adding this rider to a Policy or Certificate, as applicable, or requesting payment under this rider.
Non-Individual Owners and Business Beneficiaries of Policies or Certificates. If a Policy or Certificate, as applicable, is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity’s interest deduction under Code Section 264, even where such entity’s indebtedness is in no way connected to the Policy or Certificate, as applicable. In addition, under Code Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a Beneficiary of a Policy or Certificate, as applicable, this Policy or Certificate, as applicable, could be treated as held by the business for purposes of the Code Section 264(f) entity-holder rules. Death benefits payable to a business owner on the life of an employee will generally be taxable if certain notice and consent and other requirements are not satisfied. In addition, benefits under the Accelerated Benefits Rider or Accelerated Death Benefit Settlement Option Rider, as applicable received by a business owner with respect to an insured employee will generally be taxable.
Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of a Policy or Certificate, as applicable, or before a business (other than a sole proprietorship) is made a Beneficiary of a Policy or Certificate, as applicable.
Estate, Gift and Generation-Skipping Transfer Taxes. The transfer of the Policy or Certificate, as applicable, or designation of a Beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the Insured dies, the death proceeds will generally be includable in the Owner’s estate for purposes of federal estate tax if the Insured owned the Policy or Certificate, as applicable, retained incidents of ownership at death, or made a gift transfer of the Policy or Certificate, as applicable, within 3 years of death. If the Owner was not the Insured, the fair market value of the Policy or Certificate, as applicable, would be included in the Owner’s estate upon the Owner’s death.
Moreover, under certain circumstances, the Code may impose a generation-skipping transfer tax when all or part of a life insurance Policy or Certificate, as applicable, is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Policy or Certificate, as applicable, or from any applicable payment, and pay it directly to the IRS.
Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy or Certificate, as applicable, ownership and distributions under federal, state and local law. The individual situation of each Owner or Beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy or Certificate, as applicable, proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.
In general, current rules provide for a $10 million estate, gift and generation-skipping transfer tax exemption (as indexed for inflation) and a top tax rate of 40 percent through the year 2025.
The complexity of the tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your Beneficiaries under all possible scenarios.
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Life Insurance Purchases by Nonresident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to a Policy or Certificate, as applicable, purchase.
Possible Tax Law Changes. Although the likelihood of legislative or regulatory changes is uncertain, there is always the possibility that the tax treatment of the Policy or Certificate, as applicable, could change by legislation, regulation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy or Certificate, as applicable.
We have the right to modify the Policy or Certificate, as applicable, in response to legislative or regulatory changes that could otherwise diminish the favorable tax treatment Owners currently receive. We make no guarantee regarding the tax status of any Policy or Certificate, as applicable, and do not intend the above discussion as tax advice.
Transfer of Issued Life Insurance Policies to Third Parties. If you transfer the Policy to a third party, including a sale of the Policy to a life settlement company, such transfer for value may be taxable. The death benefit will also be taxable in the case of a transfer for value unless certain exceptions apply. We may be required to report certain information to the IRS, as required under IRC section 6050Y and applicable regulations. You should consult with a qualified tax advisor for further information prior to transferring the Policy.
Our Income Taxes. Under current federal income tax law, we are not taxed on the Separate Account’s operations. Thus, currently we do not deduct a charge from the Separate Account for federal income taxes. We reserve the right to charge the Separate Account for any future federal income taxes or economic burdens we may incur.
Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.
Tax Credits and Deductions. The Company may be entitled to certain tax benefits related to the assets of the Separate Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Separate Account or to the Policy or Certificate, as applicable, owners since the Company is the owner of the assets from which the tax benefits are derived.
ADDITIONAL BENEFITS AND RIDERS
In addition to the standard death benefit associated with your Policy, other standard and/or optional benefits may also be available to you. The following table summarizes information about those benefits. Information about the fees associated with each benefit included in the table may be found in the Fee Table. We currently offer the following riders under the Policy, subject to state availability:
NAME OF BENEFIT	PURPOSE	IS BENEFIT STANDARD OR OPTIONAL?	BRIEF DESCRIPTION OF RESTRICTIONS OR LIMITATIONS
Children’s Term Insurance	This rider provides term	Optional	You may choose to add this
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NAME OF BENEFIT	PURPOSE	IS BENEFIT STANDARD OR OPTIONAL?	BRIEF DESCRIPTION OF RESTRICTIONS OR LIMITATIONS
Benefit	insurance in an amount selected at issue upon proof of death for any insured child.	benefit if your employer makes the benefit available. Depending upon your employer’s elected rider benefit, you may also need to be on active status. You should ask your employer if this benefit is included and whether you need to be on active status in order to elect it.

If coverage is applied for after certificate issue, coverage may be subject to underwriting.
Spouse Term Insurance Benefit	This rider provides term insurance in an amount selected at issue upon proof of death of the Insured’s spouse.	Optional	You may choose to add this benefit if your employer makes the benefit available. Depending upon your employer’s elected rider benefit, you may also need to be on active status. You should ask your employer if this benefit is included and whether you need to be on active status in order to elect it.

If coverage is applied for after certificate issue, coverage may be subject to underwriting.
Accelerated Death Benefit Settlement Option Rider	Under this rider, you may receive an accelerated payment of a portion of your death benefit if the Insured is terminally.	Standard	The rider is standard if elected by the employer at the group level. There is no individual election at the Employee level, and the Employee may not terminate the benefit. You should ask your employer if this benefit is included.

Payment under this rider may affect eligibility for benefits under state or federal law.
Dollar Cost Averaging Automatic Investment	Allows you to automatically transfer a predetermined	Standard	Dollar Cost Averaging occurs after the close of business on
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NAME OF BENEFIT	PURPOSE	IS BENEFIT STANDARD OR OPTIONAL?	BRIEF DESCRIPTION OF RESTRICTIONS OR LIMITATIONS
Strategy	amount of money from the Division that invests in the money market fund or an ultra short-term fund to a number of available Divisions		each Monthly Anniversary or after close of business on the next business day following each Monthly Anniversary should your Monthly Anniversary fall on a nonbusiness day (weekend or holiday).
Annual Automatic Portfolio Rebalancing	Allows you to automatically reallocate your Cash Value among the elected Divisions to return the allocation to the percentages you specify.	Standard	This rebalancing occurs annually after the close of business on your Policy anniversary or after the close of business on the next business day following your Policy anniversary should your Policy anniversary fall on a non-business day (holiday or weekend).
Additional Insurance Benefits
Children’s Life Insurance Rider. This rider provides for term insurance on the Insured’s children, as defined in the rider. To be eligible for insurance under the rider, the child to be insured must not be confined in a hospital at the time the application is signed. The death benefit will be payable to the named Beneficiary upon the death of any insured child. Upon receipt at our Administrative Office of proof of the Insured’s death before the rider terminates, the rider will be continued on a fully paid-up term insurance basis.
For example, if you have $5,000 of coverage under this rider, and your child dies while the child rider is in force, we will pay $5,000 in death benefit to the Beneficiary upon the death of the child.
Spouse’s Life Insurance Rider. This rider provides term insurance on the Insured’s spouse, as defined in the rider. To be eligible for insurance under the rider, the spouse must provide evidence of insurability at the time the application is signed. The death benefit will be payable to the named Beneficiary upon the death of the spouse. Under this rider, if we receive at our Administrative Office proof of the Insured’s death before the Policy Anniversary nearest the spouse’s 65th birthday, a limited 60-day continuation and exchange period begins, during which this rider may be exchanged for a new fixed-benefit policy on the life of the spouse. The spouse’s life insurance rider differs from an actual Policy issued on an employees’ spouse in that the rider provides only term insurance on the life of the spouse and does not provide for the accumulation of its own cash value.
For example, if you have $10,000 of coverage under this rider, and your legal spouse dies while the spouse rider is in force, we will pay $10,000 in death benefit to the Beneficiary upon the death of the spouse.
Accelerated Death Benefit Settlement Option Rider. This rider provides for the accelerated payment of a portion of death benefit proceeds in a single sum to you if the Insured is terminally ill and expected to die within less than 12 months (subject to state variations). Any irrevocable Beneficiary and assignees of record must provide written authorization in order for the Owner to receive the accelerated benefit. The amount of the death benefit payable under the rider will equal up to 85% of the Face Amount under the Policy on the date we receive satisfactory
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evidence of terminal illness as described above, less any Indebtedness. In general, rider benefits may be received tax free subject to certain limitations and conditions. You should consult a qualified tax adviser about the consequences of adding this rider to a Certificate or requesting an accelerated death benefit payment under this rider.. We do not currently impose a charge for this rider. However, we reserve the right to deduct an administrative charge of $100 from the accelerated death benefit at the time it is paid.
The federal income tax consequences associated with adding or receiving benefits under the Accelerated Death Benefit Settlement Option are unclear. You should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting an accelerated death benefit payment under this rider.
For example, If you are eligible for benefits under the Accelerated Death Benefit Settlement Option Rider and have a face amount of $100,000 with no cash value, you may elect to receive up to $85,000 of the death benefit proceeds (less any loans and loan interest) prior to Your death.
Automatic Investment Strategies
Dollar Cost Averaging. This investment strategy allows you to automatically transfer a predetermined amount of money from MFS U.S. Government Money Market Division to a number of available Divisions of the Separate Account. Based on the elected investment allocations for this investment strategy, Dollar Cost Averaging occurs after the close of business on each Monthly Anniversary or after close of business on the next business day following each Monthly Anniversary should your Monthly Anniversary fall on a non-business day (weekend or holiday) as long as all other requirements are met. The portion of the Policy’s Cash Value in the MFS U.S. Government Money Market Division must be greater than or equal to $1,000. The minimum total monthly transfer amount must be greater than or equal to $100.
Dollar Cost Averaging does not assure a profit or protect against a loss in declining markets. It involves continuous investment in securities regardless of price fluctuations. An investor should consider his/her ability to continue purchases in periods of low price levels.
For example, if you elected the Dollar Cost Averaging and selected $12,000 of cash value to be transferred from the MFS U.S. Government Money Market Division to specified other Divisions that you choose, over a 12 month period we will $1,000 each month for 12 months.
Annual Automatic Portfolio Rebalancing. This investment strategy allows you to automatically reallocate your Cash Value among the elected Divisions to return the allocation to the percentages you specify. This rebalancing occurs annually after the close of business on your Policy anniversary or after the close of business on the next business day following your Policy anniversary should your Policy anniversary fall on a non-business day (holiday or weekend).
Annual Automatic Portfolio Rebalancing does not assure a profit or protect against a loss in declining markets.
For example, if you allocated 25% among four Divisions, after the close of business on your Policy anniversary, or after the close of business on the next business day following your Policy anniversary should your Policy anniversary fall on a non-business day (holiday or weekend), we will transfer amounts among those four Divisions so that there is 25% of your Policy’s Cash Value in each Division.
The automated transfers under these investment strategies will not count towards frequent transfer constraints or transfer limitations. However, we reserve the right to include them if we decide to restrict transfers under the terms of the Policy.
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DISTRIBUTION OF THE POLICIES
Distributing the Policies
MetLife Investors Distribution Company (“MLIDC”) is the principal underwriter and distributor of the Policies. MLIDC, which is our affiliate, also acts as the principal underwriter and distributor of other variable life insurance policies and variable annuity contracts that we, or our affiliated companies issue. We reimburse MLIDC for expenses MLIDC incurs in distributing the Policies (e.g. commissions payable to retail broker-dealers who sell the Policies).
MLIDC’s principal offices are located at 200 Park Avenue, New York, NY 10166. MLIDC is registered under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or online.
MLIDC and the Company may enter into selling agreements with broker-dealers (“selling firms”) who will sell the Policies through their registered representatives. We pay commissions to these selling firms for the sale of the Policies, and these selling firms compensate their registered representative agents. Commissions are payable on net collected premiums received by the Company. A portion of the payments made to selling firms may be passed on to their registered representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your registered representative for further information about what your registered representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.
We may compensate MetLife employees for referrals. We may also make various payments to selling firms and other third parties. (See “Compensation Paid to Selling Firms and Other Intermediaries.”)
Commissions Paid to Selling Firms
The maximum commissions payable to a selling firm are one of the following options:
Option	First Year	Renewal Years
1	A+B	a+b
2	A+B	a+c
3	A+X+Y+Z	a
A =	18% of premiums that do not exceed the cost of insurance assessed during the first Policy Year.
B =	1% of premiums in excess of the cost of insurance assessed during the first Policy Year.
a =	18% of premiums that do not exceed the cost of insurance assessed during the respective Policy Year.
b =	1% of premiums in excess of the cost of insurance assessed during that Policy Year.
c =	Up to 0.25% per year of the average Cash Value of a Policy during a Policy Year.
X =	20% of the first Policy Year premiums received up to an amount that equals: the planned annual premium
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reduced by the cost of insurance charge, the monthly administrative charge, premium loads assessed, and any premiums paid less frequently than monthly.
Y =	2% of any unscheduled premiums received.
Z =	1% of premiums equal to the monthly administrative charge and the premium loads on those charges and the cost of insurance.
Compensation Paid to Selling Firms and Other Intermediaries
MetLife enters into arrangements concerning the sale, servicing and/or renewal of MetLife group insurance and certain other group-related products (“Products”) with brokers, agents, consultants, third party administrators, general agents, associations, and other parties that may participate in the sale, servicing and/or renewal of such products (each, an “Intermediary”). MetLife may pay your Intermediary compensation, which may include, among other things, base compensation, supplemental compensation and/or a service fee. MetLife may pay compensation for the sale, servicing and/or renewal of Products, or remit compensation to an Intermediary on your behalf. Your Intermediary may also be owned by, controlled by or affiliated with another person or party, which may also be an Intermediary and who may also perform marketing and/or administration services in connection with your Products and be paid compensation by MetLife.
Base compensation, which may vary from case to case and may change if you renew your Products with MetLife, may be payable to your Intermediary as a percentage of premium or a fixed dollar amount. MetLife may also pay your Intermediary compensation that is based upon your Intermediary placing and/or retaining a certain volume of business (number of Products sold or dollar value of premium) with MetLife. In addition, supplemental compensation may be payable to your Intermediary for eligible Products. Under MetLife’s current supplemental compensation plan (“SCP”), the amount payable as supplemental compensation may range from 0% to 8% of premium. The supplemental compensation percentage may be based on one or more of: (1) the number of Products sold through your Intermediary during a one-year period; (2) the amount of premium or fees with respect to Products sold through your Intermediary during a one-year period; (3) the persistency percentage of Products in force through your Intermediary during a one-year period; (4) the block growth of the Products in force through your Intermediary during a one-year period; (5) premium growth during a one-year period; or (6) a flat amount, fixed percentage or sliding scale of the premium for Products as set by MetLife. The supplemental compensation percentage will be set by MetLife based on the achievement of the outlined qualification criteria and it may not be changed until the following SCP plan year. As such, the supplemental compensation percentage may vary from year to year, but will not exceed 8% under the current supplemental compensation plan.
The cost of supplemental compensation is not directly charged to the price of our Products, except as an allocation of overhead expense, which is applied to all eligible group insurance Products, whether or not supplemental compensation is paid in relation to a particular sale or renewal. As a result, your rates will not differ by whether or not your Intermediary receives supplemental compensation. If your Intermediary collects the premium from you in relation to your Products, your Intermediary may earn a return on such amounts. Additionally, MetLife may have a variety of other relationships with your Intermediary or its affiliates, or with other parties, that involve the payment of compensation and benefits that may or may not be related to your relationship with MetLife (e.g., insurance and employee benefits exchanges, enrollment firms and platforms, sales contests, consulting agreements, participation in an insurer panel, or reinsurance arrangements).
More information about the eligibility criteria, limitations, payment calculations and other terms and conditions under MetLife’s base compensation and supplemental compensation plans can be found on MetLife’s Web site at www.metlife.com/business-and-brokers/broker-resources/broker-compensation. Questions regarding Intermediary
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compensation can be directed to ask4met@metlifeservice.com, or if you would like to speak to someone about Intermediary compensation, please call (800) ASK 4MET. In addition to the compensation paid to an Intermediary, MetLife may also pay compensation to your representative. Compensation paid to your representative is for participating in the sale, servicing, and/or renewal of products, and the compensation paid may vary based on a number of factors including the type of product(s) and volume of business sold. If you are the person or entity to be charged under an insurance policy or annuity contract, you may request additional information about the compensation your representative expects to receive as a result of the sale or concerning compensation for any alternative quotes presented, by contacting your representative or calling (866) 796-1800.
Commissions and other incentives or payments described above are not charged directly to Owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy.
The Statement of Additional Information contains additional information about the compensation paid for the sale of the Policies.
GENERAL PROVISIONS OF THE GROUP CONTRACT
Issuance
The Group Contract will be issued upon receipt of a signed application for Group Insurance signed by a duly authorized officer of the employer, and acceptance by a duly authorized officer of the Company at its Administrative Office.
Premium Payments
The Contractholder will remit planned premium payments for Insureds of the Contractholder or an associated company in an amount authorized by the employee to be deducted from his or her wages. All planned premiums under a Group Contract must be specified in advance. The planned premium payment interval is agreed to by the Contractholder and us. Before each planned payment interval, we will furnish the Contractholder with a statement of the planned premium payments to be made under the Group Contract or such other notification as has been agreed to by the Contractholder and us.
Grace Period
If the Contractholder does not remit planned premium payments in a timely fashion, the Group Contract will be in default. A grace period of 31 days begins on the date that the planned premiums were scheduled to be remitted. If the Contractholder does not remit premiums before the end of the grace period, the Group Contract will terminate. However, the Certificate will be amended automatically to continue in force as an Individual Policy following the Group Contract’s termination, provided such insurance is not surrendered or cancelled by the Owner and provided the Owner pays the premium directly to the Company.
Termination
Except as described in “Grace Period” above, the Group Contract will be terminated immediately upon default. In addition, we may end a Group Contract or any of its provisions on 31 days’ notice. If the Group Contract terminates, any Certificate in effect will be amended automatically to continue in force as an Individual Policy following the
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Group Contract’s termination, provided such insurance is not surrendered or cancelled by the Owner and provided the Owner pays the premium directly to the Company. (See “Policy Benefits — Eligibility Change Conversion.”)
Right to Examine Group Contract
The Contractholder may terminate the Group Contract within 20 days after receiving it, within 45 days after the application was signed or within 10 days of mailing a notice of the cancellation right, whichever is latest. To cancel the Group Contract, the Contractholder should mail or deliver the Group Contract to us at our Administrative Office.
Entire Contract
The Group Contract, with the attached copy of the Contractholder’s application and other attached papers, if any, is the entire contract between the Contractholder and us. All statements made by the Contractholder, any Owner or any Insured will be deemed representations and not warranties. Misstatements will not be used in any contest or to reduce a claim under the Group Contract, unless such misstatements are in writing. A copy of the application containing such misstatement must have been given to the Contractholder or to the Insured or to his Beneficiary, if any.
Incontestability
We cannot contest the Group Contract after it has been in force for two years from the date of issue.
Ownership of Group Contract
The Contractholder owns the Group Contract. The Group Contract may be changed or ended by agreement between us and the Contractholder without the consent of, or notice to, any person claiming rights or benefits under the Group Contract. However, the Contractholder does not have any ownership interest in the Polices issued under the Group Contract. The rights and benefits under the Policies inure to the benefit of the Owners, Insureds, and Beneficiaries as set forth herein and in the Policies.
GENERAL MATTERS RELATING TO THE POLICY
Postponement of Payments
We usually pay the amounts of any surrender, partial withdrawal, death benefit proceeds, loan or settlement options within 7 days after we receive all applicable written notices, permitted telephone, fax or Internet request, and/or due proof of death of the Insured. We may postpone such payments, however, whenever:
•	the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC;
•	the SEC by order permits postponement for the protection of Owners; or
•	an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account’s net assets.
The Company may defer payments on any amount from the General Account for not more than six months.
Payments under the Policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared your bank. We may use telephone, fax, internet or other means of communications to verify
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that payment from your check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. You may avoid the possibility of delay in disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check. If mandated by applicable law, the Company may be required to block your account and thereby refuse to pay any request for transfer, surrender, partial withdrawal, loan or death proceeds, until instructions are received from appropriate regulators. We also may be required to provide information about you and your account to government regulators.
Transfers, surrenders and partial withdrawals payable from the General Account and the payment of Policy loans allocated to the General Account may, subject to certain limitations, be delayed for up to six months. However, if payment is deferred for 30 days or more, the Company will pay interest at the rate of not less than 2 1⁄2% per year for the period of the deferment.
STATE VARIATIONS
This Prospectus describes all material features of the Policy. However, we will also issue you a Policy (Certificate or Individual Policy), which is a separate document from the prospectus. There may be differences between the description of the Policy contained in this Prospectus and the Policy issued to you due to differences in state law. Please consult your Policy for the provisions that apply in your state. Your actual policy and endorsements or riders are the controlling documents. You should contact our Administrative Office to review a copy of your Policy and any applicable endorsements and riders.
LEGAL PROCEEDINGS
In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.
It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MetLife Investors Distribution Company to perform its contract with the Separate Account or of MetLife to meet its obligations under the Policies.
FINANCIAL STATEMENTS
The financial statements of the Company, Metropolitan Tower Life Insurance Company and Paragon Separate Account B are contained in the Statement of Additional Information (SAI).
The financial statements of the Company and of Metropolitan Tower Life Insurance Company should be distinguished from the financial statements of the Separate Account, and should be considered only as bearing on the ability of the Company to meet its obligations under the Policies and of Metropolitan Tower Life Insurance Company, as guarantor, to meet its obligations under the guarantee agreement. For a free copy of these financial statements and/or the SAI, please call or write to us at our Administrative Office.
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GLOSSARY
Administrative Office – The service office of the Company. The mailing address is: MetLife GVUL; Suite 600; 11330 Olive Boulevard; St. Louis, MO 63141. Unless another location is specified, all applications, notices and requests should be directed to the Administrative Office at the address above or, if permitted, to our facsimile number (866-347-4483). You may also contact us for information at 1-800-756-0124.
Attained Age – The Issue Age of the Insured plus the number of completed Policy Years.
Associated Companies – The companies listed in a Group Contract’s specifications pages that are under common control through stock ownership, contract or otherwise, with the Contractholder.
Beneficiary – The person(s) named in a Policy or by later designation to receive Policy proceeds in the event of the Insured’s death. A Beneficiary may be changed as set forth in the Policy and this Prospectus. Unless otherwise stated in the Policy, the Beneficiary has no rights in a Policy before the death of the Insured. If there is more than one Beneficiary at the death of the Insured, each will receive equal payments unless otherwise provided by the Owner.
Cash Value – The total amount that a Policy provides for investment at any time. It is equal to the total of the amounts credited to the Owner in the Separate Account, the General Account (if applicable), and in the Loan Account.
Cash Surrender Value – The Cash Value of a Policy on the date of surrender, less any Indebtedness.
Certificate – A document issued to Owners of Policies issued under Group Contracts, setting forth or summarizing the Owner’s rights and benefits.
Contractholder – The employer, association, sponsoring organization or trust that is issued a Group Contract.
Division – A subaccount of the Separate Account. Each Division invests exclusively in an available underlying Portfolio.
Effective Date – The actual date coverage shall take effect which will be on or after the Issue Date.
Employee – A person who is employed and paid for services by an employer on a regular basis. To qualify as an Employee, a person ordinarily must work for an employer at least 30 hours per week. MetLife may waive or modify this requirement at its discretion. An Employee may also include an independent contractor acting in many respects as an employee with a sponsoring employer. An Employee may include a partner in a partnership if the employer is a partnership.
Face Amount – The minimum death benefit under the Policy so long as the Policy remains in force.
Fund – An underlying mutual fund in which the Separate Account assets are invested.
General Account – The Policy option where your money earns annual interest at a rate that will not be lower than the guaranteed minimum annual effective rate in effect on the issue date of your Group Policy, which in no event will be lower than 4%. We may credit higher rates of interest, but are not obligated to do so. This may not be available on all Certificates as an option. The General Account is part of the Company’s general account.
Group Contract – A group flexible premium variable life insurance contract issued to the Contractholder by the Company.
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Indebtedness – The sum of all unpaid Policy Loans and accrued interest charged on loans.
Individual Insurance – Insurance provided under a Group Contract or under an Individual Policy issued in connection with an employer-sponsored insurance program on an Employee or an Employee’s spouse.
Insured – The person whose life is insured under a Policy. The term may include both an Employee and an Employee’s spouse.
Investment Start Date – The date the initial premium is applied to the General Account or to the Divisions of the Separate Account. This date is the later of the Issue Date or the date the initial premium is received at the Company’s Administrative Office.
Issue Age – The Insured’s Age as of the date the Policy is issued.
Issue Date – The Issue Date is the date from which Policy Anniversaries, Policy Years, and Policy Months are measured.
Loan Account – The account of the Company to which amounts securing Policy Loans are allocated. It is a part of the Company’s general account assets.
Loan Value – The maximum amount that may be borrowed under a Policy after the first Policy Anniversary.
Maturity Date – The Policy Anniversary on which the Insured reaches Attained Age 95.
Monthly Anniversary – The same date in each succeeding month as the Issue Date except that whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed the next Valuation Date. If any Monthly Anniversary would be the 29th, 30th, or 31st day of a month that does not have that number of days, then the Monthly Anniversary will be the last day of that month.
Net Premium – The premium less any premium expense charge, any charge to compensate us for anticipated higher corporate income taxes resulting from the sale of a Policy and any charge for premium taxes.
Owner (or you) – The Owner of a Policy, as designated in the application or as subsequently changed.
Policy – Either the Certificate or the Individual Policy offered by the Company and described in this Prospectus. Under Group Contracts, the Policy may be issued on the employee or on the employee’s spouse.
Policy Anniversary – The same date each year as the Issue Date.
Policy Month – A month beginning on the Monthly Anniversary.
Policy Year – A period beginning on a Policy Anniversary and ending on the day immediately preceding the next Policy Anniversary.
Portfolio — A portfolio represents a class (or series) of stock of a Fund in which a Division's assets are invested.
SEC (or the Commission) – The Securities and Exchange Commission.
Separate Account – Paragon Separate Account A, a separate investment account established by the Company to receive and invest the net premiums paid under the Policy.
Spouse – An employee’s legal spouse. The term does not include a spouse who is legally separated from the employee.
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Valuation Date – Each day that the New York Stock Exchange is open for regular trading.
Valuation Period – The period between two successive Valuation Dates, commencing at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on a Valuation Date and ending at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Date.
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APPENDIX A: PORTFOLIOS AVAILABLE UNDER THE POLICY
The following is a list of the Portfolios currently available under the Policy. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at dfinview.com/metlife/tahd/MET000230. You can also request this information at no cost by calling (800) 756-0124 or by sending an email request to GVUL-eservice@metlifecommercial.com.
The current expenses and performance information below reflects fees and expenses of the Portfolios, but does not reflect the other fees and expenses that the Policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.
FUND TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2021)
			1 YEAR	5 YEAR	10 YEAR
US Equity	MFS ® Core Equity Portfolio* - Initial Class Massachusetts Financial Services Company	0.83%	25.31%	18.92%	16.53%
Global Equity	MFS ® Global Equity Series* - Initial Class Massachusetts Financial Services Company	0.92%	17.21%	14.19%	12.90%
US Equity	MFS ® Growth Series* - Initial Class Massachusetts Financial Services Company	0.71%	23.53%	24.87%	19.33%
US Fixed Income	MFS ® High Yield Portfolio* - Initial Class Massachusetts Financial Services Company	0.72%	3.49%	5.24%	5.87%
US Fixed Income	MFS ® Income Portfolio* - Initial Class Massachusetts Financial Services Company	0.75%	0.47%	5.01%	4.61%
US Equity	MFS ® Investors Trust Series* - Initial Class Massachusetts Financial Services Company	0.78%	26.81%	17.24%	15.46%
US Equity	MFS ® Massachusetts Investors Growth Stock Portfolio - Initial Class Massachusetts Financial Services Company	0.45%	25.97%	22.84%	17.58%
US Equity	MFS ® Mid Cap Growth Series* - Initial Class Massachusetts Financial Services Company	0.80%	14.11%	22.66%	18.20%
US Equity	MFS ® New Discovery Series* - Initial Class Massachusetts Financial Services Company	0.87%	1.80%	21.30%	16.15%
US Equity	MFS ® Research Series* - Initial Class Massachusetts Financial Services Company	0.78%	24.80%	17.94%	15.64%
US Fixed Income	MFS ® Total Return Bond Series* - Initial Class Massachusetts Financial Services Company	0.53%	-0.81%	4.14%	3.65%
Allocation	MFS ® Total Return Series* - Initial Class Massachusetts Financial Services Company	0.61%	14.12%	9.84%	9.59%
US Fixed Income	MFS ® U.S. Government Money Market Portfolio* - Initial Class Massachusetts Financial Services Company	0.45%	0.00%	0.68%	0.34%
Sector	MFS ® Utilities Series* - Initial Class Massachusetts Financial Services Company	0.78%	14.09%	11.89%	9.93%
US Equity	MFS ® Value Series* - Initial Class Massachusetts Financial Services Company	0.70%	25.45%	12.25%	13.42%
*	The Portfolio is subject to an expense reimbursement or fee waiver arrangement. The annual expenses shown reflect temporary fee reductions.
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To learn more about the Policy, you should read the SAI dated the same date as this prospectus and is incorporated by reference into this prospectus. It includes additional information about the Policies and the Separate Account. For a free copy of the SAI, please visit dfinview.comsw/metlife/tahd/MET000230 or call 1-800-756-0124 or write to us at our Administrative Office. To receive free personalized illustrations of death benefits and Cash Values, and to request other information about the Policy or to make inquiries please call 1-800-756-0124 or write to us at our Administrative Office. The mailing address for our Administrative Office is: MetLife GVUL; Suite 600; 11330 Olive Boulevard; St Louis, MO 63141.
Reports and other information about the Separate Account are available on the Commission’s website at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
EDGAR ID: C000018815

May 1, 2022
Group And Individual Flexible Premium Variable Life Insurance Policies (Multi Manager III)
Issued By Paragon Separate Account B of
Metropolitan Life Insurance Company
Direct all correspondence and inquiries to the Administrative Office:
MetLife GVUL Administrative Office, Suite 600, 11330 Olive Boulevard, St. Louis, Mo 63141
Phone number: (800) 756-0124
PROSPECTUS
This Prospectus describes flexible premium variable life insurance policies (the “Contracts”) offered by Metropolitan Life Insurance Company (the “Company,” “Metropolitan Life,” “MetLife,” “we,” “our,” or “us”) which are designed for use in employer-sponsored insurance programs. When a Group Contract is issued, Certificates showing the rights of the Owners and/or Insureds will be issued under the Group Contract. Individual Policies will be issued when a Group Contract is not issued. In addition, we will amend a Certificate issued under a Group Contract so that it will continue in force as an Individual Policy in certain circumstances. The terms of the Certificate and the Individual Policy differ only with respect to provisions relating to the Group Contract that do not apply to the Individual Policy. Definitions of Group Contract, eligible participants, actively at work requirement, and the provisions regarding termination of the Group Contract do not appear in the Individual Policy. The Certificate and the Individual Policy are collectively referred to in this Prospectus as “Policy” or “Policies.”
This Prospectus also describes a guarantee provided by Metropolitan Tower Life Insurance Company (“Met Tower Life” or the “Guarantor”) of MetLife’s obligations under certain Policies originally issued by Paragon Life Insurance Company and assumed by MetLife as a result of the merger of Paragon Life Insurance Company with MetLife on May 1, 2006, with MetLife as the surviving company.
The Policy is a long-term investment designed to provide significant life insurance benefits for the Insured. This Prospectus provides information that a prospective owner should know before investing in the Policy. An Owner (also “you”) should consider the Policy in conjunction with other insurance you own.
If you are a new investor in the Policy, you may cancel your Policy generally within 20 days (or such longer period as state law requires) of your receipt of the Policy or, if later, 45 days after you sign the application for coverage. You may return the Policy during this period for a refund. We will refund an amount equal to all premiums paid under the Policy. You should review this Prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.
You may allocate net premiums to the General Account and/or to the Divisions (Divisions may be referred to as “Investment Divisions” in your Policy and marketing materials) of Paragon Separate Account B (the “Separate Account”). Each Division invests solely in a Portfolio of a Fund listed in Appendix A.
Please note that the Policy and the Portfolios are not guaranteed to achieve their goals, are not federally insured, are not endorsed by any bank or government agency, and are subject to risks, including loss of the amount invested.
Additional information about certain investment products, including variable life insurance, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
The Securities and Exchange Commission (“SEC”) has not approved or disapproved the Policy or determined that this Prospectus is adequate or complete. Any representation to the contrary is a criminal offense.

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IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT
	FEES AND EXPENSES			LOCATION IN PROSPECTUS
Charges for Early Withdrawals	None			—
Transaction Charges	You may be subject to transaction charges that may apply if you surrender your Policy or make a partial withdrawal. You also may be charged for other transactions, such as when you make a premium payment, transfer cash value between investment options, or exercise your Accelerated Death Benefit Settlement Option Rider.			Charges and Deductions — Transaction Charges
Ongoing Fees and Expenses (annual charges)	In addition to charges described above, an investment in the Policy is subject to certain ongoing fees and expenses, including a mortality and expense risk charge, and a monthly deduction covering the cost of insurance under the Policy, monthly administrative charge and optional benefits added by rider, and such fees and expenses are set based on characteristics of the Insured (e.g., the age and rate class of the covered person) as well as the Group characteristics. Please refer to the specifications page of your Policy for applicable rates.
	You will also bear expenses associated with the Portfolios available under your Policy, as shown in the following table:			Charges and Deductions–Monthly Deduction Charges and Deductions – Mortality and Expense Risk Charge Charges and Deductions – Portfolio Charges and Expenses
	ANNUAL FEE	MIN	MAX
	Investment options Portfolio fees and charges)	0.10%	1.04%
	RISKS			LOCATION IN PROSPECTUS
Risk of Loss	You can lose money by investing in this Policy.			Principal Risks
Not a Short-Term Investment	The Policies are designed to provide insurance protection. They should not be used as a short-term investment or if you need ready access to cash, because you will be charged when you make premium payments and you will also pay a transaction fee on partial withdrawals.			Principal Risks
Risks Associated with Investment Options	An investment in this Policy is subject to the risk of poor investment performance and can vary depending on the performance of the Portfolios available under the Policy. Each investment option (including any General Account investment option) has its own unique risks. You should review the investment options before making an investment decision.			Principal Risks
Insurance Company Risks	Investments in the Policy are subject to the risks related to Metropolitan Life including any obligations (including under any General Account investment option), guarantees, and benefits of the Policy, which are subject to the claims paying ability of Metropolitan Life. If Metropolitan Life experiences financial distress, it may not be able to meet its obligations to you. More information about Metropolitan Life, including its financial strength ratings, is available upon request by calling call 1-800-756-0124 or visiting: https://www.metlife.com/about-us/corporate-profile/ratings/.			Principal Risks
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	RISKS	LOCATION IN PROSPECTUS
Contract Lapse	Your Policy may lapse if you have paid an insufficient amount of premiums or if the investment experience of the Portfolios is poor and the cash surrender value under your Policy is insufficient to cover the monthly deduction. Lapse of a Policy on which there is an outstanding loan may have adverse tax consequences. If the Policy lapses, no death benefit will be paid. A Policy may be reinstated if the conditions for reinstatement are met including the payment of required premiums.	Principal Risks
	RESTRICTIONS	LOCATION IN PROSPECTUS
Investments	At the present time, no charge is assessed against the cash value of a Policy when amounts are transferred among the Divisions of the Separate Account and between the Divisions and the General Account, but we reserve the right to impose a charge of $25 to cover administrative costs incurred in processing any transfer in excess of 12 in a Policy year. Policy owners may transfer cash value between and among the Divisions and the General Account. Restrictions may apply to frequent transfers.
	Metropolitan Life reserves the right to remove or substitute portfolio companies as investment options that are available under the Policy.	Features of the Policy - Transfers
Optional Benefits	Rider availability is subject to your employer making the rider available. Depending upon your employer’s requirements, certain Policy riders may only be able to be added to in force Policies during the employer’s annual enrollment. With respect to the dependent life benefit (child coverage, or spouse coverage), depending upon your employer's elected rider benefit, you may also need to be on active status. You should check with your employer regarding the availability of riders and whether you need to be on active status to elect the dependent life benefit (child coverage, or spouse coverage).	Features of the Policy -Additional Benefits and Riders
	TAXES	LOCATION IN PROSPECTUS
Tax Implications	Consult with a tax professional to determine the tax implications of an investment in and payments received under this Policy.
Withdrawals will be subject to ordinary income tax, and may be subject to tax penalties.
	Lapse of a Policy on which there is an outstanding loan may have adverse tax consequences.	Federal Tax Matters
	CONFLICTS OF INTEREST	LOCATION IN PROSPECTUS
Investment Professional Compensation	Your investment professional may receive compensation relating to your ownership of a Policy, both in the form of commissions and continuing payments. These investment professionals may have a financial incentive to offer or recommend the Policy over another investment.	Distribution of the Policies
Exchanges	Some investment professionals may have a financial incentive to offer you a new Policy in place of your current Policy. You should only exchange your Policy if you determine, after comparing the features, fees, and risks of both policies, that it is better for you to purchase the new policy rather than continue to own your existing Policy.	Distribution of the Policies
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OVERVIEW OF THE POLICY
Purpose of the Policy
The Policy is designed for use in employer-sponsored life insurance programs to provide employees who elect coverage tax deferred accumulation of assets through an investment portfolio and a death and/or other benefits. The Policy may be appropriate for an investor who has a longer time horizon, is not purchasing the Policy for short-term liquidity needs and desires life insurance coverage.
Premium Payments
Where provided by an employer, the minimum initial premium and the planned premium will be remitted to us by the employer on your behalf pursuant to a premium payment schedule (the “Payroll Deduction Plan”). You must authorize the amount of the premiums remitted by the employer. If the employer does not provide a Payroll Deduction Plan, you must pay the minimum premium and the planned premium directly to us. In addition to planned premiums, you may send unscheduled premium payments directly to us at any time and in any amount, subject to the minimum and maximum premium limitations. No insurance will take effect until the minimum initial premium set forth in the specifications pages of the Policy is paid, and the health and other conditions, including eligibility of the Insured described in the application for insurance, must not have changed. The Contractholder or employer will pay the initial premium on your behalf. The initial premium for a Policy must at least equal one-twelfth (1/12th) of the planned annual premium for the Policy set forth in the specifications pages. Every premium payment (other than a planned premium) paid must be at least $20. We will not accept any premium payment that would cause your total premiums to exceed current maximum premium limitations that qualify the Policy as life insurance according to federal tax laws. The planned premium is an amount that you arrange to pay for the Policy that is based on the requested initial Face Amount, the Issue Age of the Insured and the charges under the Policy. You are not required to pay premiums equal to the planned premium. Premium payments made directly to us should be sent to our Administrative Office. The payment of a given premium will not necessarily guarantee that your Policy will remain in force. Rather, this depends on the Policy’s cash surrender value. Insufficient premiums may result in lapse of the Policy. Premiums may be allocated among the investment options including the General Account. Additional information about each Portfolio including its Portfolio type, advisers and any sub-advisers as well as current expenses and certain performance information is included in Appendix A.
Features of the Policy
The Policy has a number of features designed to provide lifetime insurance coverage as well as maximum flexibility in connection with premium payments and death benefits, including flexibility to change the type and amount of the death benefit; flexibility in paying premiums; loan privileges; surrender privileges; and optional insurance benefits.
Standard Death Benefit. We pay death benefit proceeds to the Beneficiary once we have received satisfactory proof of the Insured’s death, or to you, before the Insured’s death and under circumstances described in available riders. The death benefit proceeds equal the death benefit PLUS any additional benefit provided by rider and MINUS any outstanding Indebtedness and any unpaid monthly deductions and any benefits paid under the Accelerated Death Benefits Settlement Option Rider as of the end of the Valuation Period that includes the date of the Insured's death.
You may choose between two standard death benefit options available under the Policy. After the first Policy Anniversary, you may change the death benefit option while the Policy is in force. Changing the death benefit
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option may have tax consequences. We calculate the amount payable under each death benefit option as of the end of the Valuation Period that includes the Insured’s date of death.
•	Death Benefit Option A is a “Level Type” death benefit equal to the Face Amount of the Policy, or, if greater, a percentage of Cash Value based on federal tax law requirements.
•	Death Benefit Option B is an “Increasing Type” death benefit equal to the Face Amount of the Policy plus the Cash Value or, if greater, a percentage of Cash Value based on federal tax law requirements. This option is the only option presented for purchase for certain Group Contracts and employer-sponsored programs.
So long as a Policy remains in force, the death benefit under either option will be at least equal to the current Face Amount. The death benefit will never be less than the minimum amount required for the Policy to be treated as life insurance under U.S. Federal income tax rules, as in effect on the date the Policy was issued.
Surrenders. At any time that a Policy is in effect, you may elect to surrender the Policy and receive its Cash Surrender Value. A surrender may have tax consequences.
Partial Withdrawals. After the first Policy Year, you may request to withdraw part of the Cash Surrender Value once each Policy Month. Partial withdrawals may have federal income tax consequences and may increase the risk that your Policy will lapse (terminate without value).
Transfers. Subject to certain restrictions, you may transfer Cash Value among the Divisions of the Separate Account or the General Account. (An Owner has additional transfer rights under the Policy, including, but not limited to, the conversion privilege by which, within the first two years of the Issue Date of the Policy, an Owner may, upon written request, convert a Policy still in force to a fixed benefit life insurance policy.) There are restrictions on transfers involving the General Account. We may restrict transfers in the future or even revoke the transfer privilege for certain Policy Owners. For additional information on the restrictions we may impose on transfers and the costs and risks to you that can result from disruptive trading activities, see “Transfers.”
Loans. After the first Policy Anniversary, you may borrow against the Cash Value of the Policy. We transfer a portion of the Cash Value equal to the amount of the loan, and an amount equal to the present value of the loan interest due, from each Division of the Separate Account and/or the General Account to the Loan Account as collateral for the loan. The maximum amount you may borrow is an amount equal to 85% of the Cash Value on the date the loan is requested less any outstanding Indebtedness. We charge interest on the amount of the Policy Loan at an annual rate of 8%. We will credit interest on amounts in the Loan Account at an annual rate of at least 5%. Loans may have tax consequences.
Additional Benefits and Riders. We offer several optional insurance benefits and riders that provide supplemental benefits under the Policy. These are the Waiver of Monthly Deductions Rider, Children’s Life Insurance Rider, Spouse’s Life Insurance Rider and the Accelerated Death Benefit Settlement Option Rider. We generally deduct any monthly charges for these options and riders from the Cash Value as part of the monthly deduction. These riders may not be available in all states and some Group Contracts or employer-sponsored insurance programs may not offer certain riders. Please contact us at our Administrative Office for further details.
FEE TABLES
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Policy. We may charge fees and use rates that are lower than the maximum guaranteed charges reflected in the tables. The Contractholder (employer) chooses which charges, Group A, Group B or Group C, will apply to the Policies issued to the Employees of the employer. Please refer to your Policy
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specification page for information about the specific fees you will pay each year based on the options you have elected. (See Issuing the Policy — Selection of Charge Structure (Group A, Group B and Group C)).
The first table describes the fees and expenses that you will pay at the time that you buy the Policy, surrender or make withdrawals from the Policy, or transfer cash between investment options.
Transaction Charges
Charge	When Charge is Deducted	Maximum Amount Deducted
Maximum Premium Expense Charge (load)
• For Policies issued under Group Contracts	Upon Receipt of Premium Payment	1.00% of each premium payment
• For Policies treated as individual contracts under Omnibus Budget Reconciliation Act of 1990		2.00% of each premium payment
Premium Tax Charge	Upon Receipt of Premium Payment	Group A	Group B	Group C
		2.25%	2.25%	No explicit charge (1)
Partial Withdrawal Charge	Upon each partial withdrawal from the Certificate	$25 (2)
Transfer Charge	Upon transfer in excess of 12 in a Certificate Year	$25 per transfer(3)
Accelerated Death Benefit Settlement Option Rider Administrative Charge	At the time an accelerated death benefit is paid	$100 (3)
(1)	For Policies issued under a Group C charge structure, the premium tax charge is not assessed as an explicit charge; instead, it is included in the insurance rates resulting in a higher cost of insurance charge for these Policies. (See Selection of Charge Structure (Group A, Group B and Group C)).
(2)	The partial withdrawal charge is equal to the lesser of $25 or 2% of the amount of the withdrawal.
(3)	We do not currently impose this charge.
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The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy not including Portfolio fees and expenses
Periodic Charges Other Than Annual Portfolio Expenses
Charge	When Charge is Deducted	Maximum Amount Deducted
Base Contract Charge:
Cost of Insurance Charge(3)		Group Contracts issued before 1/1/09(1)	Group Contracts issued on and after 1/1/09(2)
• Minimum and Maximum Charge	Monthly	$0.16 to $31.31 per $1,000 of net amount at risk	$0.15 to $31.67 per $1,000 of net amount at risk
• Charge for a Representative Insured(4)		$0.45 per $1,000 of net amount at risk	$0.45 per $1,000 of net amount at risk
Administrative Charge(5)	Monthly	Group A	Group B	Group C
		$6.00	No explicit charge(6)	No explicit charge(6)
Mortality and Expense Risk Charge(7)	Daily	0.90% (annually) of the net assets of each Division of the Separate Account
Loan Interest Spread(8)	Annually	3.0%
Optional Benefit Charges:
Waiver of Monthly Deductions During Total Disability Rider(9)		Group Contracts Issued Before 1/1/04	Group Contracts Issued 1/1/04 - 12/31/08	Group Contracts, Issued On Or After1/1/09
• Minimum and Maximum Charge(10)	Monthly	$0.01 to $.21 per $1.00 of waived premium	$0.02 to $3.76 per $1,000 of net amount at risk	$0.10 to $0.31 per $1,000 of net amount at risk
• Charge for a Representative Insured(4)		$0.07 per $1.00 of waived premium	$0.06 per $1,000 of net amount at risk	$0.10 per $1,000 of net amount at risk
Children’s Life Insurance Rider	Monthly	$0.41 per $1,000 of coverage
Spouse’s Life Insurance Rider(9)
• Minimum and Maximum Charge	Monthly	$0.15 to $5.16 per $1,000 of coverage
• Charge for a Representative Insured(11)		$0.45 per $1,000 of coverage
(1)	Also applies to Individual Policies issued under an employer-sponsored insurance program established before 1/1/09.
(2)	Also applies to Individual Policies issued under an employer-sponsored insurance program established on or after 1/1/09.
(3)	Cost of insurance rates vary based on the Insured’s attained age and rate class. The cost of insurance charge will also vary depending on which charge structure the Contractholder has chosen for the Policies. The cost of insurance charge is greater for participants in a Group Contract that uses a Group B or Group C charge structure than those in a Group Contract that uses a Group A charge structure. (See “Issuing the Policy — Selection of Charge Structure, Group A, Group B and Group C.”) The cost of insurance charges shown in the table may not be typical of the charges you will pay. More detailed information concerning your cost of insurance charges is available on request from our Administrative Office.
(4)	A representative Insured is a person with an attained age of 45, actively at work.
(5)	The maximum administrative charge we can apply to any Policy can vary but will not exceed the amounts in the table. Please refer to your Policy Schedule Page for the administrative charge that applies to your Policy.
(6)	For Policies issued under a Group B or Group C charge structure, the administrative charge is not assessed as an explicit charge; instead, it is included in the insurance rates resulting in a higher cost of insurance charge for these Policies.
(7)	The Mortality and Expense Risk Charge is currently 0.75% (annually) of the net assets of each Division of the Separate Account.
(8)	The maximum amount of interest we charge is 8% and the minimum amount of interest we credit is 5% for a maximum
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loan interest spread of 3%.
(9)	Charges for this rider vary based on the Insured’s individual characteristics. The rider charges shown in the table may not be typical of the charges you will pay. Your Policy will indicate the rider charges applicable to your Policy, and more detailed information concerning these rider charges is available on request from our Administrative Office.
(10)	The maximum charge for these riders does not increase the maximum charge outlined under the maximum charge of the Cost of Insurance Charge.
(11)	For Spouse’s Life Insurance Rider, a representative Insured is an employee’s spouse that has an attained age of 45.
The next table shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Policy. A complete list of the Portfolios available under the Policy, including their annual expenses, may be found in Appendix A at the back of this document.
Annual Portfolio Operating Expenses
	Minimum	Maximum
Annual Portfolio Expenses (as a percentage of average net assets) (expenses that are deducted from Portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.10%	1.04%
PRINCIPAL RISKS
Investment Risk
If you invest your Cash Value in one or more Divisions of the Separate Account, then you will be subject to the risk that the investment performance of the Divisions will be unfavorable and that the Cash Value will decrease. An investment in this Policy is subject to the risk of poor investment performance and can vary depending on the performance of the Portfolios available under the Policy. Each investment option (including any General Account option) has its own unique risks. You should review the investment options before making an investment decision. A comprehensive discussion of the risks of each of the Portfolios may be found in each Portfolio’s prospectus. Please refer to the prospectuses for the Portfolios for more information. There is no assurance that any of the Portfolios will achieve its stated investment objective. In addition, we deduct Policy fees and charges from your Cash Value, which can significantly reduce your Cash Value. During times of poor investment performance, this deduction will have an even greater impact on your Cash Value. You could lose everything you invest and your Policy could lapse without value, unless you pay additional premium.
If you allocate premiums to the General Account, then we credit your Cash Value (in the General Account) with a declared rate of interest. You assume the risk that the interest rate on the General Account may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 4%.
Risk of an Increase in Current Fees and Expenses
Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. In the future, we may increase these current charges up to the guaranteed (that is, maximum) levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.
Policy Lapse
If your Cash Surrender Value is not enough to pay the monthly deduction and other charges, your Policy may enter a 62-day grace period. A shorter grace period applies to the Contractholder (the employer) of the Group Contract. We will notify you that the Policy will lapse (terminate without value) unless you make sufficient payment during the grace period. Your Policy also may lapse if your Indebtedness exceeds your Cash Value on any Monthly
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Anniversary. If either of these situations occurs, your Policy will be in default and you must pay a specified amount of new premium to prevent your Policy from lapsing. Subject to certain conditions and our underwriting rules, you may reinstate a lapsed Policy within five years after the date of lapse and before the Maturity Date. In certain situations your Policy may also terminate if your employer ends its participation in the Group Policy.
Limitations on Access to Cash Value
We limit partial withdrawals of cash value from the Policies. You may not take a partial withdrawal in the first Policy year. Thereafter, you may make up to one partial withdrawal each Policy Month. The minimum amount of a partial withdrawal, net of any transaction charges, is currently $200. The minimum amount that can be withdrawn from any one Division or from the General Account is the lesser of $50 or the Policy’s Cash Value in that Division or in the General Account. The maximum amount that can be withdrawn, including the partial withdrawal transaction charge, is the Loan Value.
Limitations on Transfers
We do not currently charge for transfers, but we reserve the right to charge up to $25 per transfer to cover administrative costs incurred in processing any transfer in excess of 12 in a Policy year, except for transfers under the Automated Investment Strategies. We have adopted procedures to limit excessive transfer activity. In addition, each Fund may restrict or refuse certain transfers among, or purchases of shares in their Portfolios as a result of certain market timing activities. You should read each Portfolio's prospectus for more details. The minimum amount that you must transfer is currently $250, or, if less, the Policy’s Cash Value in a Division or in the General Account. (We are not currently enforcing this restriction for transfers from the General Account but reserve the right to do so in the future.)
Tax Treatment
To qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code (the “Code”). Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so. The insurance proceeds payable upon death of the Insured will never be less than the minimum amount required for a Policy to be treated as life insurance under Section 7702 of the Code, as in effect on the date the Policy was issued.
Depending on the total amount of premiums you pay, the Policy may be treated as a “modified endowment contract” (“MEC”) under Federal tax laws. If a Policy is treated as a MEC, then surrenders, partial withdrawals and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial withdrawals, and loans taken before you reach age 59 1⁄2.
Under current Federal income tax law, the taxable portion of distributions from variable life contracts is taxed at ordinary income tax rates and does not qualify for the reduced tax rate applicable to long-term capital gains and dividends.
You should consult a qualified tax adviser for assistance in all Policy-related tax matters.
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Surrender and Partial Withdrawals(Short-Term Investment Risk)
We designed the Policy to meet long-term financial goals. To best realize the benefits available through the Policy, including the benefit of tax deferred build-up of Cash Value, you should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Policy in the near future. The Policy is not suitable as a short-term savings vehicle. A surrender, in whole or in part, may have tax consequences and may increase the risk that your Policy will lapse.
We assess a partial withdrawal transaction charge equal to the lesser of $25 or 2% of the amount withdrawn. A partial withdrawal may reduce the Face Amount as well as the death benefit. In certain circumstances, the reduction of the death benefit resulting from a partial withdrawal also may affect the cost of insurance charge and the amount of insurance protection afforded under a Policy. Partial withdrawals may have tax consequences and may increase the risk that your Policy will lapse.
Loans
A Policy Loan, whether or not repaid, will affect Cash Value over time because we subtract the amount of the Policy Loan from the Divisions of the Separate Account and/or the General Account and hold that amount in the Loan Account. This loan collateral does not participate in the investment performance of the Divisions of the Separate Account.
We reduce the amount we pay on the Insured’s death, surrender, or the maturity of the Policy, by the amount of any Indebtedness. Your Policy may lapse (terminate without value) if the Indebtedness exceeds the Cash Value on any Monthly Anniversary.
A Policy Loan may have tax consequences. If you surrender the Policy or allow the Policy to lapse or if the Policy terminates while a Policy Loan is outstanding, the amount of the outstanding Indebtedness, to the extent it has not previously been taxed, will be added to any amount you receive and taxed accordingly.
Pandemics and Other Public Health Issues
The pandemic spread of the novel coronavirus COVID-19 has caused and may continue to cause illnesses and deaths. This pandemic, other pandemics, and their related major public health issues, and governmental, business and consumer reactions to them, have affected and may continue to have a major impact on the global economy and financial markets. Governmental and non-governmental organizations may not effectively combat the spread and severity of such a pandemic, increasing uncertainty, and creating the potential for more rapid changes to which the Company may find it more difficult to adjust. For example, regulatory action in response to pandemics or other health issues may impose new requirements affecting the Company’s obligations under your Policy, exposing the Company to risks and costs that the Company is unable to foresee or underwrite.
Cybersecurity
Our business is highly dependent upon the effective operation of our information systems, and those of our service providers, vendors, and other third parties. Cybersecurity breaches of such systems can be intentional or unintentional events, and can occur through unauthorized access to computer systems, networks or devices; infection from computer viruses or other malicious software code; or attacks that shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality and our disaster recovery systems may be insufficient to safeguard our ability to conduct business. Cybersecurity breaches can interfere with our processing of Policy transactions, including the processing of transfer orders from our website or with the Portfolios; impact our ability to calculate Accumulation Unit Values; cause the release and possible loss or
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destruction of confidential Policy Owner or business information; impede order processing or cause other operational issues; and result in regulatory enforcement actions or new laws or regulations which could increase our compliance costs. Although we continually make efforts to identify and reduce our exposure to cybersecurity risk, and we require our critical vendors to implement effective cybersecurity and data protection measures, there is no guarantee that we will be able to successfully manage this risk at all times
Insurance Company Risks
Policies are subject to the risks related to Metropolitan Life, including any obligations (including under any general account investment option), guarantees, and benefits of the Policy, which are subject to the claims paying ability of Metropolitan Life. If Metropolitan Life experiences financial distress, it may not be able to meet its obligations to you. More information about Metropolitan Life, including its financial strength ratings, is available upon request by calling 1-800-756-0124.
ISSUING THE POLICY
General Information
The Policies (either an Individual Policy or a Certificate) described in this Prospectus are designed for use in employer-sponsored insurance programs and are issued either as policies in the form of Certificates pursuant to Group Contracts entered into between the Company and Contractholders or as Individual Policies issued in connection with employer-sponsored insurance programs where Group Contracts are not issued.
The Contractholder (employer) owns the Group Contract, but does not have any ownership interest in the Policies issued under the Group Contract. Rights and benefits under the Policies inure to the benefit of the Owners (generally, Employees), Insureds and Beneficiaries as set forth herein.
Generally, a Policy is available for Insureds between Issue Ages 17-70 who supply satisfactory evidence of insurability. We may issue Policies to individuals falling outside that range of Issue Ages, or decline to issue Policies to individuals within that range of Issue Ages. The Insured under a Policy is usually an employee of the Contractholder or sponsoring employer or the employee’s spouse.
Currently, the minimum initial Face Amount is generally $25,000. The maximum Face Amount varies by Plan. We reserve the right to modify at any time our minimum Face Amount on new contracts. The Owner may change the Face Amount (subject to the minimum and maximum amounts applicable to his or her Policy) and the death benefit option, but in certain cases evidence of insurability may be required. (See “Policy Benefits — Standard Death Benefit.”)
On behalf of Owners, the Contractholder will make planned premium payments under the Group Contract equal to an amount authorized by Employees to be deducted from their wages. In addition, Owners may pay additional premiums. A similar procedure will apply when an Individual Policy is issued in connection with an employer-sponsored program.
For some Group Contracts or employer-sponsored insurance programs, if there is sufficient Cash Surrender Value, the individual insurance provided by the Certificate will continue should the Group Contract or employer-sponsored insurance program cease or the Employee’s employment end. For other Group Contracts, continuation of coverage depends on whether there is a succeeding plan of insurance. (See “Conversion Right upon Termination of the Group Contract or Change in Insured’s Eligibility.”)
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Selection of Charge Structure (Group A, Group B and Group C)
Three different charge structures are available for the administrative convenience of the Contractholder (employer), who chooses which charge structure will apply to the Policies issued to the Contractholder’s Employees. Group B and Group C may not be available to employer-sponsored programs that qualify as plans under ERISA. Please refer to the specifications page of your Policy to see which charge structure applies to your Policy.
The difference among the three groups is whether we will assess a premium tax charge or an administrative charge as an explicit charge or increase our insurance rates to include them in the cost of insurance charge. For Policies in Group A, we assess each of these charges as explicit charges. For Policies in Group B, we do not assess an explicit administrative charge; instead, we include the administrative charge in our insurance rates resulting in a higher cost of insurance charge for these Policies than for the Policies in Group A. For Policies in Group C, we do not assess an explicit administrative charge nor an explicit premium tax charge. We include both of these charges in our insurance rates resulting in a higher cost of insurance charge for these Policies than for the Policies in Group A or Group B.
It is our intention that the total amount of the charges under either the Group A, Group B or Group C charge structure be the same for Employees in the aggregate under a Group Contract. However, in order to include a premium tax charge and an administrative charge in our insurance rates, we must make certain assumptions to calculate the amount by which the insurance rates must increase to cover these expenses. In order to convert a charge based on premiums into an increase in our insurance rates, we must assume the aggregate amount of premium that we expect to receive. To convert a per Policy administrative charge into an increase in our insurance rates, we must assume an average Policy Face Amount. If the actual aggregate premiums paid or the actual average Policy Face Amount differs from our assumptions, then the total charges under Group B or Group C will differ from the total charges under Group A. Since our assumptions are conservative, the total charges under Group B and Group C are likely to be higher than in Group A.
The total amount of charges may also be higher or lower for any particular Employee depending on which charge structure the employer chooses. When we increase our insurance rates to cover a premium tax charge and an administrative charge, the increase is based on an assumed aggregate amount of premiums paid (for premium taxes) and on an assumed average Policy Face Amount (for administrative expenses) and the increase is spread across all Employees. Therefore, for Employees who do not make additional premium payments, total charges will be higher than they would have been had a premium tax charge been assessed as an explicit charge. Similarly, for Employees whose Face Amount is larger than the assumed Face Amount, total charges will be higher than they would have been had an administrative charge been assessed as an explicit charge.
Procedural Information
We generally will issue a Group Contract to employers whose Employees and/or their spouses meet the eligibility requirements for Owners (and/or Insureds) under the Group Contract. The class(es) of Employees covered by a particular Group Contract is/are set forth in that Group Contract’s specifications pages.
We will issue the Group Contract upon receipt and acceptance at our Administrative Office of an application for group insurance signed by an appropriate officer of the employer. (See “General Provisions of the Group Contract — Issuance.”) Individuals (i.e., eligible Employees and/or their spouses) wishing to purchase a Policy, whether under a Group Contract or an employer-sponsored insurance program, must complete the appropriate application for individual insurance and submit it to our authorized representative or us at our Administrative Office. We will issue to each Contractholder either a Certificate or an Individual Policy to give to each Owner.
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We will issue Individual Policies, rather than Certificates if state law restrictions make issuance of a Group Contract impracticable.
We will amend a Certificate issued under a Group Contract automatically so that it will continue in force as an Individual Policy with the same rights, benefits, and guaranteed charges:
•	to persons who wish to continue coverage after a Group Contract has terminated;
•	to persons who wish to continue coverage after they no longer are employed by the Group Contractholder.
Acceptance of an application is always subject to our underwriting rules, and we reserve the right to reject an application for any reason permitted by law.
Employee Eligibility. To be eligible to purchase a Policy, an Employee must be actively at work at the time he or she submits the application for Individual Insurance. In addition, the Contractholder may determine specific classes to which the Employee must belong to be eligible to purchase a Policy. “Actively at work” means that the Employee must work for the Contractholder or sponsoring employer at the Employee’s usual place of work (or such other places as required by the Contractholder or sponsoring employer) for the full number of hours and the full rate of pay set by the employment practices of the employer. Ordinarily the time worked per week must be at least 30 hours. We reserve the right to waive or modify the “actively at work” requirement.
The Contractholder also may require that an individual be its Employee as of a certain date or for a certain period of time. We will set forth this date or time period in the Group Contract specifications pages. Employees of any Associated Companies of the Contractholder will be considered Employees of the Contractholder. If the employer is a partnership, a partner may be an eligible Employee.
Guaranteed Issue. We generally will issue the Policy and any spouse or children’s insurance Rider applied for by the Employee pursuant to our guaranteed issue underwriting procedure. We offer the guaranteed issue procedure only when an Employee is first given the opportunity to purchase a Policy. Under this procedure, the Employee is only required to answer qualifying questions in the application for Individual Insurance; the Employee is not required to submit to a medical or paramedical examination. The maximum Face Amount that an Employee can generally apply for under the guaranteed issue procedure (“Guaranteed Issue Amount”) varies by Group Contract or employer-sponsored insurance program.
Simplified Underwriting. We will follow simplified underwriting procedures rather than guaranteed issue procedures if:
•	the Face Amount exceeds the Guaranteed Issue Amount described above;
•	the Policy has previously been offered to the Employee;
•	the requirements for guaranteed issue set forth in the application for Individual Insurance are not met; or
•	the Policy is offered through programs for which guaranteed issue underwriting is not available.
In addition, we will follow simplified underwriting procedures in connection with the issuance of a spouse or children’s insurance rider, if the Employee is not eligible for guaranteed issue underwriting, or (even if the Employee is eligible for guaranteed issue underwriting) if the spouse or child does not satisfy the guaranteed issue underwriting requirements set forth in the application for Individual Insurance.
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Under simplified underwriting procedures, the Employee must respond satisfactorily to certain health questions in the application. A paramedical exam may be required. We will then determine whether a Policy can be issued. (The underwriting method followed will affect cost of insurance rates. See “Charges and Deductions — Cost of Insurance Rates.”)
Employee’s Spouse. Before issuing a Policy to an Employee’s spouse, we must receive an appropriate application for Individual Insurance. We will subject the spouse to the simplified underwriting procedure described above; guaranteed issue underwriting is available in certain instances. In addition, a Spouse’s Life Insurance Rider providing term insurance on the life of the spouse may be available under the Policy. To be eligible for insurance under this rider, the spouse must provide evidence of insurability at the time the employee signs the application for a Policy.
Issue Date. The Issue Date is used to determine Policy Anniversaries, Policy Years, and Policy Months. The effective date for all coverage provided in the original application for Individual Insurance will not take effect until:
•	the appropriate application for Individual Insurance is signed;
•	the initial premium has been paid prior to the Insured’s death;
•	the Insured is eligible for the Policy; and
•	the information in the application is determined to be acceptable to the Company.
Right To Examine Policy (Free Look Right)
Initial Free Look Period. The free look period begins when you receive your Policy. The free look period generally ends within 20 days (or such longer period as state law requires) of your receiving the Policy or, if later, 45 days after you sign the application for coverage. During the free look period, any premiums that we have received will be allocated to the Divisions of the Separate Account and/or the General Account, in accordance with your instructions. You may return the Policy during this period for a refund. We will refund an amount equal to all premiums paid under the Policy.
To cancel the Policy, you should mail or deliver the Policy directly to us at our Administrative Office. A refund of premiums paid by check may be delayed until the check has cleared the Owner’s bank. (See “General Matters Relating to the Policy — Postponement of Payments.”)
Free Look for Increase in Face Amount. Similarly, you may cancel an increase in Face Amount within 20 days from the date you received the new Policy specifications pages for the increase.
If you cancel the Face Amount increase, you may request that we refund the amount of the additional charges deducted in connection with the increase. If no request is made, we will increase the Policy’s Cash Value by the amount of these additional charges. We will allocate this amount among the Divisions and/or the General Account, in the same manner as it was deducted.
Ownership Rights
The Policy belongs to the person named in the application, unless later changed. The Owner is usually the same as the Insured unless the application specifies a different person as the Owner or the Owner is changed thereafter. If the Owner is not the Insured and dies before the Insured, the Owner’s interest will go to his or her estate unless otherwise provided. Before the Maturity Date, Owners may exercise their rights and privileges under the Policies, subject to the right of any assignee of record and any irrevocably designated Beneficiary. The principal rights of the Owner include selecting and changing the Beneficiary, changing the Owner, and assigning the Policy. Changing the
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Owner or assigning the Policy may have tax consequences. After the Maturity Date, the Owner cannot change the payee or the mode of payment of death benefit proceeds, unless otherwise provided in the Policy.
We reserve the right to limit or modify the manner in which an Owner may exercise the rights and privileges under the Policy. For example, we reserve the right to limit the number of Policy changes to one per Policy Year and to restrict such changes in the first Policy Year. Currently, no change may be made during the first Policy Year. For this purpose, changes include increases or decreases in Face Amount and changes in the death benefit option. No change will be permitted that would result in the death benefit under a Policy being included in gross income for failure to meet the requirements of Section 7702 of the Code or any applicable successor provision.
We will send all reports and other notices described herein or in the Policy directly to the Owner.
Modifying The Policy
Any modification or waiver of our rights or requirements under the Policy must be in writing and signed by our president or a vice president. No agent may bind us by making any promise not contained in the Policy.
Upon notice to you, we may modify the Policy:
•	to conform the Policy, our operations, or the Separate Account’s operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, or our Company, or the Separate Account is subject;
•	to assure continued qualification of the Policy as a life insurance contract under the Federal tax laws; or
•	to reflect a change in the Separate Account’s operation.
If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that governs the Policy, we reserve the right to amend the provision to conform to these laws.
PREMIUMS
Minimum Initial Premium
No insurance will take effect until the minimum initial premium is paid, and the health and other conditions, including eligibility of the Insured described in the application for insurance, must not have changed. The Contractholder or employer will pay the initial premium on your behalf. The initial premium for a Policy must at least equal one-twelfth (1/12th) of the planned annual premium for the Policy set forth in the specifications pages. The planned annual premium is an amount that you arrange to pay for the Policy that is based on the requested initial Face Amount, the Issue Age of the Insured and the charges under the Policy. (See "Premium Flexibility" below.) You are not required to pay premiums equal to the planned annual premium.
We will apply the initial premium to a Policy on the Investment Start Date. We will apply subsequent premiums as of the Valuation Date we receive the premiums. (See "Allocation of Net Premiums and Cash Value".) Premiums will be “received” on a Valuation Date when we receive at our Administrative Office, before the New York Stock Exchange closes for regular trading (usually 4:00 p.m. Eastern time), the premium as well as the supporting documentation necessary for us to determine the amount of premium per Policy. Notwithstanding the foregoing, premiums that the Contractholder remits to cover the next monthly charges due are allocated to, and deducted from, a Policy’s Cash Value on the Monthly Anniversary and therefore do not participate in the investment experience of the Separate Account.
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If mandated by applicable law, the Company may be required to reject a premium payment until instructions are received from appropriate regulators. We also may be required to provide additional information about you and your account to government regulators.
Premium Flexibility
After the initial premium, and subject to the limitations described below, premiums may be paid in any amount and at any interval. Under Group Contracts and Individual Policies issued in connection with employer-sponsored insurance programs the planned annual premium usually will be paid by the Contractholder or sponsoring employer on behalf of the Owner pursuant to a planned premium payment schedule. A planned premium payment schedule provides for premium payments in a level amount at fixed intervals (usually monthly) agreed to by the Contractholder or sponsoring employer and us. The Owner must authorize the amount of the premiums paid by the Contractholder or sponsoring employer. Please note that if the Contractholder or sponsoring employer does not remit premiums on a timely basis in accordance with the planned premium payment schedule, you may not participate in investment experience under the policy until the premium has been received and credited to the Policy in accordance with our established administrative procedures. You may skip planned premium payments. Making planned premium payments does not guarantee that the Policy will remain in force. The Policy will not necessarily lapse if you fail to make planned premium payments. Rather, this depends on the Policy’s cash surrender value. If the cash surrender value on any monthly anniversary is less than the monthly deduction you will need to make a premium payment within the grace period to cover the monthly deduction. (See "Policy Lapse and Reinstatement.”)
An Owner may make unscheduled premium payments at any time and in any amount, subject to the minimum and maximum premium limitations described below. Unscheduled premium payments should be sent to our Administrative Office. The payment of an unscheduled premium payment may have federal income tax consequences.
Continuance of Insurance Under Certain Group Contracts
Failure of the Contractholder or sponsoring employer to pay the planned premium payments authorized by its employees may cause the Group Contract to terminate. For some Group Contracts, if there is sufficient Cash Surrender Value to prevent the Policy from lapsing, the Individual Insurance provided by the Certificate will automatically continue even if the Group Contract terminates. Individual Insurance also will continue if the Employee’s employment with the Contractholder or sponsoring employer terminates. In either circumstance, an Owner of an Individual Policy (or a Certificate converted by amendment to an Individual Policy) must establish a new schedule of planned premiums. Under the new schedule, the planned annual premium must remain the same, and the planned payment intervals may be no more frequent than quarterly. We will send you instructions on where to send your premium payments when we send you your amended Certificate.
Premium Limitations
Every premium payment paid must be at least $20. We do not accept payment of premiums in cash or by money order.
We have established procedures to monitor whether aggregate premiums paid under a Policy exceed the current maximum premium limitations that qualify the Policy as life insurance according to federal tax laws. The aggregate premiums allowable will be lower for Individual Policies or Certificates with an effective date of January 1, 2009 or later, due to the changes in the calculation of insurance rates after that date. (See "Periodic Charges — Cost of Insurance Rates.") We will not accept any premium payment that would cause your total premiums to exceed those
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limits. If a premium payment would cause your total premiums to exceed the maximum premium limitations, we will accept only that portion of the premium that would make total premiums equal the maximum amount that may be paid under the Policy. We will return any part of the premium in excess of the maximum premiums directly to you upon discovery of the excess payment, but in no event later than 60 days after the end of the Policy Year in which payment is received.
Modified Endowment Contracts
Under federal tax laws, certain life insurance contracts are classified as modified endowment contracts ("MECs"), which receive less favorable tax treatment than other life insurance contracts. If we receive a premium payment that, together with the remaining scheduled premium payments for the Policy year, would cause a Policy to become a MEC, we will accept only that portion of the premium below the MEC limits. We will return any excess amounts directly to you. We will apply premium payments over the MEC limits only when you instruct us to do so in a writing that acknowledges that application of such amounts will result in the Policy becoming a MEC. We will notify you when we believe that a premium payment will cause a Policy to become a modified endowment contract. You may request that we refund any premium received that would cause the Policy to become a MEC.
Allocation of Net Premiums and Cash Value
When you apply for a Policy, you give us instructions to allocate your net premiums to one or more Divisions of the Separate Account and/or the General Account. If you fail to provide allocation instructions, we may allocate your net premiums as described in the application. We will allocate your net premiums according to the following rules:
•	The minimum percentage of any allocation to an investment option is 10 percent of the net premium.
•	Allocation percentages must be in whole numbers and the sum of the percentages must equal 100.
•	The initial net premium will be allocated on the Investment Start Date, which is the later of the Issue Date or the date we receive the initial premium at our Administrative Office.
•	We will allocate net premiums (after the initial net premium) as of the date we receive them at our Administrative Office according to the premium allocations currently in effect for your Policy, unless otherwise specified.
•	You may change the allocation instructions for additional net premiums without charge at any time by providing us with written notice. Any change in allocation will take effect at the end of the Valuation Period during which we receive the change.
•	There are limitations on the amount of net premium that may be allocated to the General Account. (See “The General Account — Restrictions on Allocations and Transfers to the General Account.”)
Investment returns from amounts allocated to the Divisions of the Separate Account will vary with the investment performance of the Divisions and will be reduced by Policy charges. You bear the entire investment risk for amounts you allocate to the Divisions. Investment performance will affect the Policy’s Cash Value, and may affect the death benefit as well. You should periodically review your allocation of premiums and values in light of market conditions and overall financial planning requirements.
If you send your premium payments or transaction requests to an address other than the one that we have designated for receipt of such premium payments or requests, we may return the premium payment to you, or there may be a delay in applying the premium payment or transaction to your Policy.
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THE COMPANY AND THE GENERAL ACCOUNT
The Company
Metropolitan Life Insurance Company is a provider of insurance, annuities, employee benefits and asset management. We are also one of the largest institutional investors in the United States with a general account portfolio invested primarily in fixed income securities (corporate, structured products, municipals, and government and agency) and mortgage loans, as well as real estate, real estate joint ventures, other limited partnerships and equity securities. Metropolitan Life Insurance Company was incorporated under the laws of New York in 1868. The Company’s office is located at 200 Park Avenue, New York, New York 10166-0188. The Company is a wholly-owned subsidiary of MetLife, Inc. Obligations to Owners and Beneficiaries that arise under the Policy are obligations of MetLife.
Prior to May 1, 2006, the Policies were issued by Paragon Life Insurance Company. These Policies are now Policies of MetLife as a result of the merger between Paragon Life Insurance Company with MetLife as the surviving company. Additionally, as discussed below, insurance obligations under the Policies originally issued by Paragon Life Insurance Company prior to May 1, 2006 are now guaranteed by Metropolitan Tower Life Insurance Company (“Met Tower Life” or the “Guarantor”).
Guarantee of Insurance Obligations
Policies issued before May 1, 2006 are subject to a guarantee. Under this guarantee, Met Tower Life is responsible for ensuring that there will be sufficient funds to meet obligations under the Policies. Insurance obligations under the Policies include, without limitation, any death benefits payable under the Policies and withdrawals of Cash Value. The guarantee does not guarantee the amount of Cash Value or the investment performance of the Divisions available under the Policy. In the event an Owner of such a Policy presents a legitimate claim for payment, Met Tower Life will pay such claim directly to the Owner if MetLife is unable to make such payment. This guarantee is enforceable by such Owners against Met Tower Life directly without any requirement that Owners first file a claim against MetLife. The guarantee agreement is binding on Met Tower Life, its successors or assignees and Met Tower Life’s obligations under the guarantee agreement will terminate only if the guarantee is assigned to an organization having a financial rating from certain specified rating agencies equal to or better than Met Tower Life’s rating. With respect to the guarantee, Met Tower Life is relying on the exemption provided by Rule 12h-7 under the Securities Exchange Act of 1934.
Met Tower Life is a stock life insurance company originally incorporated under the laws of the State of Delaware in 1982 and currently subject to the laws of the state of Nebraska. Met Tower Life is licensed to issue business in fifty states and the District of Columbia. Met Tower Life is a direct wholly-owned subsidiary of MetLife, Inc. The principal executive offices of Met Tower Life are located at 200 Park Avenue, New York, NY 10166. Prior to April 30, 2018, the guarantee was issued by General American Life Insurance Company (“General American”). On April 27, 2018, following the close of business, General American merged into Met Tower Life and Met Tower Life replaced General American as the issuer of the guarantee.
The General Account
The General Account is part of the Company’s general account. The general account consists of all assets owned by MetLife other than those in the Separate Account and other separate accounts. We own the assets in the general account and we use these assets to support our insurance and annuity obligations other than those funded by our separate investment accounts. These assets are subject to our general liabilities from business operations. Subject
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to applicable law, we have sole discretion over the investment of the assets of the General Account. We guarantee that the amounts allocated to the general account will be credited interest daily at a net effective annual interest rate of at least 4%. The principal, after charges and deductions, also is guaranteed. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion.
Restrictions on Allocations and Transfers to the General Account. We may, from time to time, adjust the extent to which an Owner may allocate premiums or Cash Value to the General Account (the “maximum allocation percentage”). Such adjustments may not be uniform in all Policies. The initial General Account maximum allocation percentage is shown on the Policy’s specifications page.
Restrictions on Partial Withdrawals and Transfers from the General Account. After the first Policy Year, an Owner may withdraw a portion of Cash Value from the General Account. The minimum amount that can be withdrawn from the General Account is the lesser of $50 or the Policy’s Cash Value in the General Account. An Owner may also transfer amounts between the General Account and the Divisions of the Separate Account in an amount not less than $250. We are not currently enforcing these restrictions but reserve our right to do so in the future.
The total amount of transfers and withdrawals in a Policy Year may not exceed the greater of:
•	the Policy’s Cash Surrender Value in the General Account at the beginning of the Policy Year, multiplied by the withdrawal percentage limit shown on the Policy’s specifications page, or
•	the previous Policy Year’s General Account maximum withdrawal amount.
We are not currently enforcing this restriction for partial withdrawals but reserve our right to do so in the future. It is important to note that since we are enforcing the restrictions on transfers from the General Account, it could take a number of years to fully transfer a current balance in the General Account to the Divisions of the Separate Account. You should keep this in mind when considering whether an allocation of Cash Value to the General Account is consistent with your risk tolerance and time horizon. The total amount available for withdrawal may not exceed the total Cash Surrender Value of the Policy.
Transfers and Partial Withdrawals from the General Account are also subject to the general provisions regarding transfers and partial withdrawals. (See “Surrenders and Partial Withdrawals” and “Transfers.”)
The Loan Account is part of the general account.
We have not registered interests in the General Account under the Securities Act of 1933, nor have we registered the General Account as an investment company under the 1940 Act.
THE SEPARATE ACCOUNT AND THE PORTFOLIOS
The Separate Account
The Separate Account was established as a separate investment account on January 4, 1993 and is subject to New York law. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”) and meets the definition of a “separate account” under federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account or the Company by the SEC. The Separate Account may be used to support other variable insurance policies we issue.
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The investment adviser to certain of the Portfolios offered with the Group Contract or with other group contracts issued through the Separate Account may be regulated as a Commodity Pool Operator. While MetLife does not concede that the Separate Account is a commodity pool, MetLife has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodities Exchange Act (“CEA”), and is not subject to registration or regulation as a pool operator under the CEA.
The Separate Account is divided into Divisions, each of which invests in shares of a Portfolio. Income and both realized and unrealized gains or losses from the assets of the Separate Account are credited to or charged against that Separate Account without regard to income, gains, or losses from any other business the Company may conduct.
We segregate the assets in the Separate Account from our General Account assets. The assets in the Separate Account shall at least equal the Separate Account reserves and other liabilities under the Policies. Under applicable state insurance law, assets equal to the reserves and other liabilities under the Policies are not chargeable with liabilities arising out of any other business of MetLife. If the assets in the Separate Account exceed the reserves and other liabilities under the Policies, then we may, from time to time in the normal course of business, transfer the excess to our General Account. Such excess amounts may include, without limitation, amounts representing fees and charges incurred, but not yet deducted from the Separate Account. Before making any such transfers, we will consider any possible adverse impact the transfer may have on the Separate Account.
We are obligated to pay all amounts promised to investors under the Policy. The assets of the Separate Account may not be used to pay any liabilities of MetLife other than those arising under the Policy or other products funded by the Separate Account. Any such amount that exceeds the Policy’s Cash Value in the Separate Account is paid from our general account. Death benefit amounts and any optional benefits paid from the general account are subject to the financial strength and claims paying ability of the Company and our long term ability to make such payments. We issue other life insurance policies and annuity contracts where we pay all money we owe under those policies and contracts from our general account. MetLife is regulated as an insurance company under state law, which includes, generally, limits on the amount and type of investments in its general account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product.
We do not guarantee any money you place in the Divisions of the Separate Account. The value of each Division of the Separate Account will increase or decrease, depending on the investment performance of the corresponding Portfolio. You could lose some or all of your money.
The Portfolios
The Portfolios available under the Policy including each Portfolio name, Portfolio type, adviser, sub-adviser, current expenses and average annual total returns of each Portfolio are set forth in Appendix A. Each Portfolio Prospectus and Statement of Additional Information contain information about each Portfolio and may be obtained by visiting dfinview.com/metlife/tahd/MET000232 or calling 1-800-756-0124.
Each Division of the Separate Account invests solely in shares of a Portfolio. Each Portfolio is part of a mutual fund ("Fund") that is registered with the SEC as an open-end, management investment company. This registration does not involve supervision of the management or investment practices or policies of the Portfolios or the Funds by the SEC.
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The assets of each Portfolio are held separate from the assets of the other Portfolios, and each Portfolio has investment objectives and policies that are generally different from those of the other Portfolios. The income or losses of one Portfolio generally have no effect on the investment performance of any other Portfolio.
In addition to the Separate Account, the Portfolios may sell shares to other separate accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans, or to certain pension and retirement plans qualifying under Section 401 of the Code. It is possible that, in the future, material conflicts could arise as a result of such “mixed and shared” investing.
These Portfolios Are Not Available for Purchase Directly by the General Public, and Are Not the Same As Other Mutual Fund Portfolios With Very Similar or Nearly Identical Names That Are Sold Directly to the Public. The investment objectives and policies of certain Portfolios are similar to the investment objectives and policies of other portfolios that may be managed by the same investment adviser or manager. The investment results of the Portfolios may differ from the results of these other portfolios. There can be no guarantee, and no representation is made, that the investment results of any of the Portfolios will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or manager.
There Is No Assurance That Any of the Portfolios Will Achieve Its Stated Objective. For example, an investment in a money market portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any governmental agency and, during periods of low interest rates, the yields of money market Divisions may become extremely low and possibly negative. More detailed information, including a description of risks and expenses, is in the prospectuses for the Portfolios.
Certain payments we receive with regard to the Portfolios. An investment adviser or subadviser of a Portfolio, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing and support services with respect to the Policies and, in the Company’s role as an intermediary, with respect to the Portfolios. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. Owners, through their indirect investment in the Portfolios, bear the costs of these advisory fees. (See the Portfolios’ prospectuses for more information.) The amount of the payments we receive is based on a percentage of assets of the Portfolios attributable to the Policies and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.
Additionally, an investment adviser or subadviser of a Portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the Policies and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliates) with increased access to persons involved in the distribution of the Policies.
As of December 31, 2021, approximately 87% of Fund assets held in separate accounts of Metropolitan Life Insurance Company and its affiliates were allocated to Portfolios in Brighthouse Funds Trust I and Brighthouse Funds Trust II. We and certain of our affiliated companies have entered into agreements with Brighthouse Investment Advisers, LLC, Brighthouse Funds Trust I and Brighthouse Funds Trust II whereby we receive payments for certain administrative, marketing and support services described in the previous paragraphs. Currently, the Portfolios in Brighthouse Funds Trust I and Brighthouse Funds Trust II are only available in variable annuity contracts and variable life insurance policies issued by Metropolitan Life Insurance Company and its affiliates, as well as Brighthouse Life Insurance Company and its affiliates. Should we or Brighthouse Investment Advisers, LLC decide to terminate the agreements, we would be required to find alternative Portfolios which could have higher or
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lower costs to the Owner. In addition, the amount of payments we receive could cease or be substantially reduced which would have a material impact on our financial statements.
Selection of Portfolios. We select the Portfolios offered through the Policy based on a number of criteria, including asset class coverage, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolio’s adviser or sub-adviser is one of our affiliates or whether the Portfolio, its adviser, its sub-adviser(s), or an affiliate will make payments to us or our affiliates. For additional information on these arrangements, see “Certain Payments We Receive with Regard to the Portfolios” above. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new premium payments and/or transfers of Cash Value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from Owners. In some cases, we have included Portfolios based on recommendations made by selling firms. These broker-dealer firms may receive payments from the Portfolios they recommend and may benefit accordingly from the allocation of Cash Value to such Portfolios. We do not provide investment advice and do not recommend or endorse any particular Portfolio. You bear the risk of any decline in the Cash Value of your Policy resulting from the performance of the Portfolios you have chosen.
Addition, Deletion, or Substitution of Portfolios. We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares of the Portfolios that are held by the Separate Account or that the Separate Account may purchase. We reserve the right to (i) eliminate the shares of any of the Portfolios and (ii) substitute shares of another Portfolio if the shares of a Portfolio are no longer available for investment, or further investment in any Portfolio becomes inappropriate in view of the purposes of the Separate Account. New or substitute Portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not substitute any shares without notice to the Owner and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law.
We also reserve the right to establish additional Divisions of the Separate Account. We will establish new Divisions when marketing needs or investment conditions warrant. Any new Division will be made available to existing Owners on a basis to be determined by the Company. If approved by the SEC, to the extent required by the 1940 Act or other applicable law, we may also:
•	eliminate or combine one or more Divisions;
•	substitute one Division for another Division; or
•	transfer assets between Divisions if marketing, tax, or investment conditions warrant.
We will notify all Owners of any such changes.
If we deem it to be in the best interests of persons having voting rights under the Policy, and to the extent any necessary SEC approvals or Owner votes are obtained, the Separate Account may be:
•	operated as a management company under the 1940 Act;
•	deregistered under that Act in the event such registration is no longer required; or
•	combined with other separate accounts of the Company.
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To the extent permitted by applicable law, we may transfer the assets of the Separate Account associated with the Policy to another separate account.
We cannot guarantee that the shares of the Portfolios will always be available. The Portfolios each sell shares to the Separate Account in accordance with the terms of a participation agreement between the Portfolio distributors and us. Should this agreement terminate or should shares become unavailable for any other reason, the Separate Account will not be able to purchase the existing Portfolio shares. Should this occur, we will be unable to honor your requests to allocate Cash Values or premium payments to the Divisions of the Separate Account investing in such shares. In the event that a Portfolio is no longer available, we will take reasonable steps to obtain alternative investment options.
Voting Portfolio Shares. Although we are the legal owner of the Portfolio shares held in the Separate Account Divisions, and have the right to vote on all matters submitted to shareholders of the Portfolios, we will vote our shares only as Owners instruct, so long as such action is required by law.
Before a vote of a Portfolio’s shareholders occurs, Owners will receive voting materials. We will ask each Owner to instruct us on how to vote and to return his or her proxy to us in a timely manner. Each Owner will have the right to instruct us on the number of Portfolio shares that corresponds to the amount of Cash Value he or she has in that Portfolio (as of a date set by the Fund).
If we do not receive voting instructions on time from some Owners, we will vote those shares in the same proportion as the timely voting instructions we receive and, therefore, the outcome of the vote could be decided by a few Owners who provide timely voting instructions. Should federal securities laws, regulations, or interpretations change, we may elect to vote Portfolio shares in our own right. If required by state insurance rules, or if permitted under federal regulation, under certain circumstances we may disregard certain Owner voting instructions.
POLICY VALUES
Cash Value
The Cash Value of the Policy equals the sum of all values in the General Account (if applicable), the Loan Account, and each Division of the Separate Account. The Cash Value is determined first on the Investment Start Date, and then on each Valuation Date. The Cash Value has no guaranteed minimum amount, and may be more or less than premiums paid.
The Policy’s Cash Value varies from day to day, depending on the investment performance of the chosen Divisions, interest we credit to the General Account, charges we deduct, and any other transactions (e.g., transfers, partial withdrawals, and loans). We do not guarantee a minimum Policy Cash Value.
Cash Surrender Value
The Cash Surrender Value is the amount we pay to you upon surrender of a Policy. We determine the Cash Surrender Value at the end of the Valuation Period when we receive your written surrender request. Cash Surrender Value at the end of any Valuation Day equals Cash Value as of such date, MINUS any outstanding Indebtedness and any accrued and unpaid monthly deduction.
Cash Value in the General Account
On each Valuation Date, the Cash Value in the General Account will equal:
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•	the amount of the Net Premiums allocated or Cash Value transferred to the General Account; plus
•	interest at a rate of at least 4% per year; plus
•	any excess interest which we credit and any amounts transferred into the General Account; less
•	the sum of all Policy charges allocable to the General Account and any amounts deducted from the General Account in connection with partial withdrawals or transfers to the Separate Account.
Cash Value in Each Separate Account Division
The Policy’s Cash Value in the Separate Account equals the sum of the Policy’s Cash Value in each Division of the Separate Account. We compute the Cash Value in a Division at the end of each Valuation Date by multiplying the number of accumulation units of Cash Value in each Division by the accumulation unit value for that Division. More detailed information concerning these computation methods is available from our Administrative Office.
Net Investment Factor. The Net Investment Factor measures the investment performance of a Division during a Valuation Period. The Net Investment Factor increases to reflect investment income and capital gains (realized and unrealized) for the shares of the Portfolios and decreases to reflect any capital losses (realized or unrealized) for the shares of the underlying portfolio.
Number of Accumulation Units. The number of units in any Division of the Separate Account at the end of any Valuation Day equals:
•	the initial accumulation units purchased at the unit value on the Issue Date; plus
•	accumulation units purchased with additional net premiums; plus
•	accumulation units purchased via transfers from another Division, the General Account, or the Loan Account; minus
•	accumulation units redeemed to pay for monthly deductions; minus
•	accumulation units redeemed to pay for partial withdrawals; minus
•	accumulation units redeemed as part of a transfer to another Division, the General Account, or the Loan Account.
Every time you allocate or transfer money to or from a Separate Account Division, we convert that dollar amount into accumulation units. We determine the number of accumulation units we credit to or subtract from a Policy by dividing the dollar amount of the transaction by the accumulation unit value for that Division at the end of the Valuation Period.
Accumulation Unit Value. We determine accumulation unit value, based upon the Net Investment Factor method, for each Division of the Separate Account to reflect how investment performance affects the Cash Value. Accumulation unit values will vary among Divisions, and may increase or decrease from one Valuation Period to the next. The accumulation unit value of any Division at the end of any Valuation Period equals:
•	the value of the net assets of the Division at the end of the preceding Valuation Period; plus
•	the investment income and capital gains, realized or unrealized, credited to the net assets of that Division during the Valuation Period for which the unit value is being determined; minus
•	the capital losses, realized or unrealized, charged against those net assets during the Valuation Period; minus
•	any amount charged against the Division for taxes, or any amount set aside during the Valuation Period by the Company as a provision for taxes attributable to the operation or maintenance of the Division; minus
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•	the daily mortality and expense risk charge (a charge not to exceed 0.90% annually); divided by
•	aggregate accumulation units outstanding in the Division at the end of the preceding Valuation Period.
POLICY BENEFITS
Standard Death Benefit
As long as the Policy remains in force, we will pay the death benefit proceeds to the Beneficiary once we receive at our Administrative Office (i) satisfactory proof of the Insured’s death, (ii) instructions on how to pay the proceeds, and (iii) any other documents, forms and information we need. We may require you to return the Policy. (If the Beneficiary dies before the Insured, we will generally pay the insurance proceeds, in a single sum, to the Owner, or, if the Owner is not living, to the Owner’s estate.) Payment of death benefit proceeds will not be affected by termination of the Group Contract, the employer-sponsored insurance program, or an employee’s employment.
Death benefit proceeds equal:
•	the death benefit (described below); plus
•	any additional insurance provided by rider; minus
•	any unpaid monthly deductions; minus
•	any outstanding Indebtedness.
An increase in Face Amount will increase the death benefit, and a decrease in Face Amount will decrease the death benefit. We may further adjust the amount of the death proceeds under certain circumstances.
If you have a rider permitting the accelerated payment of death benefit proceeds, the death benefit may be paid in a single sum before the death of the Insured, and would be less than otherwise would be paid upon the death of the Insured.
Payment of the Death Benefit
Death benefit proceeds under the Policy ordinarily will be paid within 7 days after we receive proof of the Insured’s death and all other documentation required at our Administrative Office. Payment may, however, be postponed in certain circumstances. See “General Matters Relating to the Policy — Postponement of Payments.” The death benefit will be reduced by any outstanding Indebtedness and any due and unpaid Monthly Deduction accruing during a grace period.
We will pay the proceeds in one sum, including either by check, by placing the amount in an account that earns interest, or by any other method of payment that provides the Beneficiary with immediate and full access to the proceeds. We will pay interest on the proceeds as required by the applicable state law.
Unless otherwise requested and subject to state law, the Policy’s death proceeds will generally be paid to the Beneficiary through a settlement option called the Total Control Account. The Total Control Account is an interest-bearing account through which the Beneficiary has immediate and full access to the proceeds, with unlimited draft writing privileges. We credit interest to the account at a rate that will not be less than a guaranteed minimum annual effective rate. You may also elect to have any Policy surrender proceeds paid into a Total Control Account established for you.
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Assets backing the Total Control Account are maintained in our general account and are subject to the claims of our creditors. We will bear the investment experience of such assets; however, regardless of the investment experience of such assets, the interest credited to the Total Control Account will never fall below the applicable guaranteed minimum annual effective rate. Because we bear the investment experience of the assets backing the Total Control Account, we may receive a profit from these assets. The Total Control Account is not insured by the FDIC or any other governmental agency.
Every state has unclaimed property laws which generally declare life insurance policies to be abandoned after a period of inactivity of three to five years from the date any death benefit is due and payable. For example, if the payment of a death benefit has been triggered, and after a thorough search, we are still unable to locate the Beneficiary of the death benefit, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the PolicyOwner last resided, as shown on our books and records. (“Escheatment” is the formal, legal name for this process.) However, the state is obligated to pay the death benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation and within certain mandated time periods. To prevent your Policy’s death benefit from being paid to the state’s abandoned or unclaimed property office, it is important that you update your Beneficiary designation, including complete names and complete address, if and as they change. You should contact our Administrative Office in order to make a change to your Beneficiary designation.
Standard Death Benefit Options
The Policy provides two death benefit options: a “Level Type” death benefit (“Option A”) and an “Increasing Type” death benefit (“Option B”). Under certain Group Contracts and employer-sponsored insurance programs, however, Option B may be the only death benefit option presented. We calculate the amount available under each death benefit option as of the date of the Insured’s death.
Under Option A, the death benefit is:
•	the current Face Amount of the Policy or, if greater,
•	the applicable percentage of Cash Value on the date of death.
The applicable percentage is 250% for an Insured Attained Age 40 or below on the Policy Anniversary before the date of the Insured’s death. For Insureds with an Attained Age over 40 on that Policy Anniversary, the percentage is lower and gradually declines with age until it reaches 100% at age 95.
Under Option B, the death benefit is:
•	the current Face Amount plus the Cash Value of the Policy or, if greater,
•	the applicable percentage of the Cash Value on the date of death. The applicable percentage is the same as under Option A.
Which Death Benefit Option to Choose. Owners who prefer to have favorable investment performance reflected in higher death benefits for the same Face Amount generally should select Option B. Owners who prefer to have favorable investment performance reflected in lower cost of insurance charges for the same Face Amount generally should select Option A.
The amount of the death benefit may vary with the amount of the Cash Value. Under Option A, the death benefit will vary as the Cash Value varies whenever the Cash Value multiplied by the applicable percentage exceeds the Face Amount. Under Option B, the amount of the death benefit will always vary as the Cash Value varies (but will never be less than the Face Amount).
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Changing Death Benefit Options
After the first Policy Anniversary, you may change the death benefit option. We reserve the right to limit the number of changes in death benefit options to one per Policy Year. A request for a change must be made directly to us in writing. The effective date of such a change will be the Monthly Anniversary on or following the date we receive the change request. If an increase in Face Amount precedes or occurs concurrently with a change in death benefit option, the cost of insurance charge may be different for the amount of the increase.
Changing the death benefit option may result in a change in Face Amount. If an Owner changes from Option A to Option B, the Face Amount after the change will equal the Face Amount before the change LESS the Cash Value on the effective date of the change. Any written request to change from Option A to Option B must be accompanied by satisfactory evidence of insurability. We will not accept a change from Option A to Option B if doing so would reduce the Face Amount to less than $25,000.
If an Owner changes from Option B to Option A, the Face Amount after the change will equal the Face Amount before the change PLUS the Cash Value on the effective date of change. We will not impose any charges in connection with a change in death benefit option. Changing the death benefit option also may have tax consequences and may affect the net amount at risk over time (which would affect the monthly cost of insurance charge). However, we will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Code. You should consult a tax adviser before changing death benefit options.
Changing Face Amount
You select the Face Amount when applying for the Policy. Subject to certain limitations set forth below, you may increase or decrease the Face Amount of a Policy (without changing the death benefit option) after the first Policy Anniversary. We reserve the right to limit changes in the Face Amount to one per Policy Year. A change in Face Amount may affect the cost of insurance rate and the net amount at risk, both of which affect your cost of insurance charge. Changing the Face Amount also may have federal income tax consequences and you should consult a tax adviser before doing so.
Face Amount Increases. You may increase the Face Amount by submitting a written request and providing satisfactory evidence of insurability. If approved, the increase will become effective on the Monthly Anniversary on or following receipt at our Administrative Office of the satisfactory evidence of insurability. The Insured must have an Attained Age of 80 or less on the effective date of the increase. The amount of the increase may not be less than $5,000, and the Face Amount may not be increased to more than the maximum Face Amount for that Policy. The maximum Face Amount varies by Plan. However, in connection with a particular Group Contract or employer-sponsored insurance program, we may establish a substantially higher Face Amount for Policies issued under that Contract or employer-sponsored insurance program. Although an increase need not necessarily be accompanied by additional premium, the Cash Surrender Value in effect immediately after the increase must be sufficient to cover the next monthly deduction. An increase in the Face Amount may result in certain additional charges. For example, we determine the cost of insurance separately for the initial Face Amount and for any increases in Face Amount.
Face Amount Decreases. You may decrease the Face Amount by written request to us. Any decrease in the Face Amount will become effective on the Monthly Anniversary on or following our receipt of the written request. The amount of the requested decrease must be at least $5,000 and the Face Amount remaining in force after any requested decrease may not be less than the minimum Face Amount, generally $25,000. If, following a decrease in Face Amount, the Policy would not comply with the maximum premium limitations required by federal tax law, we will (at your election) either limit the decrease or return Cash Value to you to the extent necessary to meet those
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requirements. A decrease in the Face Amount generally will reduce the net amount at risk, which will reduce the cost of insurance charges. (See “Charges and Deductions — Cost of Insurance Charge.”)
Changing Owner or Beneficiary
The Owner may change the ownership and/or Beneficiary designation by written request in a form acceptable to us at any time during the Insured’s lifetime. We may require that the Policy be returned for endorsement of any change. The change will take effect as of the date the Owner signs the written request, whether or not the Insured is living when the request is received by us. We are not liable for any payment we make or any action we take before we receive the Owner’s written request. If the Owner is also a Beneficiary of the Policy at the time of the Insured’s death, the Owner may, within 60 days of the Insured’s death, designate another person to receive the Policy proceeds. Changing the owner may have adverse tax consequences. The owner should consult a tax adviser before doing so.
Surrender and Partial Withdrawals
During the lifetime of the Insured and while a Policy is in force, you may surrender the Policy, or make a partial withdrawal of the Cash Value. We generally will forward amounts payable upon surrender or a partial withdrawal within seven days of receipt of your request. We may postpone payment of surrenders and partial withdrawals under certain conditions. Surrenders and partial withdrawals may have federal income tax consequences.
Surrender. You may surrender the Policy by sending a written request, on a form provided by us, by mail or facsimile to our Administrative Office. We determine the Cash Surrender Value as of the end of the Valuation Period during which we receive the surrender request. To effect a surrender, we may require that you return the Policy to our Administrative Office along with the request to surrender the Policy. Alternatively, we may require that the request be accompanied by a completed affidavit of lost Policy. We can provide a lost Policy Certificate upon request.
Upon surrender, we will pay to you the Cash Surrender Value equal to the Cash Value on the date of surrender, less any Indebtedness. If we receive the request to surrender the Policy on a Monthly Anniversary, the monthly deduction otherwise deductible will be included in the amount paid. Coverage and other benefits under a Policy will terminate as of the date of surrender and cannot be reinstated.
Partial Withdrawals. After the first Policy Year, you may make up to one partial withdrawal each Policy Month. You may request a partial withdrawal in writing (by mail or facsimile) to our Administrative Office or via the Internet. We will process each partial withdrawal using the Cash Value determined at the end of the Valuation Period during which we receive your request. The total amount available for withdrawal may not exceed the total Cash Surrender Value of the Policy.
The minimum amount of a partial withdrawal, net of any transaction charges, is currently $200. We reserve the right to increase this minimum amount up to $500. The minimum amount that can be withdrawn from any one Division or from the General Account is the lesser of $50 or the Policy’s Cash Value in that Division or in the General Account. The maximum amount that can be withdrawn, including the partial withdrawal transaction charge, is the Loan Value. The partial withdrawal transaction charge equals the lesser of $25 or 2% of the amount withdrawn. There are additional limitations on the amounts that may be withdrawn from the General Account. (See "The General Account — Restrictions on Partial Withdrawals and Transfers from the General Account".) Subject to the above conditions, you may allocate the amount withdrawn among the Divisions or the General Account. If no allocation is specified, we will deduct the amount of the partial withdrawal (including any partial withdrawal transaction charge) from the Divisions or the General Account on a pro-rata basis (that is, based on the proportion
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that the Policy’s Cash Value in each Division or the General Account bears to the unloaned Cash Value of the Policy). If restrictions on amounts that may be withdrawn from the General Account will not allow this proportionate allocation, we will request that you specify an acceptable allocation. If, following a partial withdrawal, insufficient funds remain in a Division or in the General Account to pay the partial withdrawal transaction charge as allocated, the unpaid charges will be allocated equally among the remaining Divisions or the General Account. You may request that the partial withdrawal transaction charge be paid from your Cash Value in a particular Division or in the General Account. You may not make a partial withdrawal if, or to the extent that, the partial withdrawal would reduce the Face Amount below $25,000.
A partial withdrawal can affect the Face Amount, the death benefit and the net amount at risk (which is used to calculate the cost of insurance charge). If death benefit Option A is in effect and the death benefit equals the Face Amount, we will reduce the Face Amount, and thus the death benefit, by the amount of the partial withdrawal (plus the partial withdrawal transaction charge). If Option B is in effect and the death benefit equals the Face Amount plus the Cash Value, we will not reduce the Face Amount, but will reduce the Cash Value and, thus, the death benefit by the amount of the partial withdrawal (plus the partial withdrawal transaction charge). If however, the death benefit is in a “tax corridor” under either Option A or Option B — that is, if the death benefit equals the Cash Value multiplied by a percentage based on Federal tax law requirements described in Section 7702(d) of the Code, then we will reduce the Face Amount to the extent that the amount of the partial withdrawal (plus the partial withdrawal transaction charge) exceeds the amount equal to the difference between the death benefit and the Face Amount. We will reduce the death benefit correspondingly. (See "Policy Benefits — Standard Death Benefit Options.")  Face Amount decreases resulting from partial withdrawals will first reduce the most recent Face Amount increase, then the most recent increases in succession, and lastly the initial Face Amount.
Transfers
You may transfer Cash Value, not including amounts credited to the Loan Account, among the Divisions available with the Policy and, for certain Policies, between the Divisions and the General Account. You may request a transfer in writing (by mail or facsimile) to our Administrative Office or via the Internet. Transfers to and from the General Account are subject to restrictions. (See “The General Account.”) The following terms apply to transfers under a Policy:
•	We will make transfers and determine all values in connection with transfers as of the end of the Valuation Period during which the transfer request is received at our Administrative Office. Transfer requests received before the New York Stock Exchange closes for regular trading receive same-day pricing. If we receive a transfer request after the New York Stock Exchange closes (usually 4:00 p.m. Eastern time) for regular trading, we will process the order using the accumulation unit value for the Division determined at the close of the next regular trading session of the New York Stock Exchange.
•	We will consider all transfer requests received on the same Valuation Day as a single transfer request.
•	The minimum amount that you must transfer is currently $250, or, if less, the Policy’s Cash Value in a Division or in the General Account. (We are not currently enforcing this restriction for transfers from the General Account but reserve the right to do so in the future.) Where a single transfer request calls for more than one transfer, and not all of the transfers would meet the minimum requirements, we will make those transfers that do meet the requirements. Transfers resulting from Policy Loans will not be counted for purposes of the limitations on the amount or frequency of transfers allowed in each month or year.
•	We may impose a charge of $25 for each transfer in excess of twelve in a Policy Year.
•	The Company may revoke or modify the privilege of transferring amounts to or from the General Account at any time.
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Restrictions on Frequent Transfers
Frequent requests from Owners to transfer Cash Value may dilute the value of a Portfolio's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price (“arbitrage trading”). Frequent transfers involving arbitrage trading may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect Owners and other persons who may have an interest in the Policies (e.g., Beneficiaries).
We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Portfolios (these Portfolios, referred to as the “Monitored Funds,” are identified in the list below) and we monitor transfer activity in those Monitored Funds.
•	MetLife Russell 2000® Index Portfolio
•	High Income Portfolio
•	Overseas Portfolio
We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Funds within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high yield Portfolios, in a 12-month period there were: (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current Cash Value; and (3) two or more “round trips” involving any Portfolio in the given category. A round trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria. We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Portfolios. We may change the Monitored Funds at any time without notice in our sole discretion.
Our policies and procedures may result in transfer restrictions being applied to deter frequent transfers. Currently, when we detect transfer activity in the Monitored Funds that exceeds our current transfer limits, we require future transfer requests to or from any Monitored Funds under that Policy to be submitted with an original signature. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of the restriction for a six-month period; a third occurrence will result in the permanent imposition of the restriction.
Transfers made under a Dollar Cost Averaging Program, a rebalancing program or, if applicable, any asset allocation program described in this prospectus are not treated as transfers when we monitor the frequency of transfers.
The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the Policy. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests in the Policies. We do not accommodate frequent transfers in any Portfolios and there are no arrangements in place to permit any Owner to engage in frequent transfers; we apply our policies and procedures without exception, waiver, or special arrangement.
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The Funds may have adopted their own policies and procedures with respect to frequent transfers in their respective shares, and we reserve the right to enforce these policies and procedures. For example, Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent transfer policies and procedures of the Funds, we have entered into a written agreement, as required by SEC regulation, with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Owners, and to execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the frequent transfer policies established by the Fund.
In addition, Owners and other persons with interests in the Policies should be aware that the purchase and redemption orders received by the Funds generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Funds in their ability to apply their frequent transfer policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Portfolios. If a Fund believes that an omnibus order reflects one or more transfer requests from Owners engaged in frequent trading, the Fund may reject the entire omnibus order.
In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on frequent transfers (even if an entire omnibus order is rejected due to the frequent transfers of a single Owner). You should read the Portfolio prospectuses for more details.
Restrictions on Large Transfers
Large transfers may increase brokerage and administrative costs of the underlying Portfolios and may disrupt fund management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations. We do not monitor for large transfers to or from Portfolios except where the manager of a particular underlying Portfolio has brought large transfer activity to our attention for investigation on a case-by-case basis. For example, some fund managers have asked us to monitor for “block transfers” where transfer requests have been submitted on behalf of multiple Owners by a third party such as an investment adviser. When we detect such large trades, we may impose restrictions similar to those described above where future transfer requests from that third party must be submitted in writing with an original signature. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of the restriction for a six-month period; a third occurrence will result in the permanent imposition of the restriction.
Loans
Loan Privileges. After the first Policy Anniversary, you may, by request in writing (by mail or facsimile) to our Administrative Office or via the Internet, borrow an amount up to the Loan Value of the Policy, with the Policy serving as sole security for such loan. The Loan Value is equal to (a) minus (b), where:
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(a)	is 85% of the Cash Value of the Policy on the date the Policy Loan is requested; and
(b)	is the amount of any outstanding Indebtedness.
The minimum amount that you may borrow is $100. We will ordinarily pay any amount due to you under a Policy Loan within seven days after we receive the loan request at our Administrative Office, although we may postpone payments under certain circumstances.
We will process each loan request at the accumulation unit values determined at the end of the Valuation Period during which we receive your request.
When a Policy Loan is made, we will transfer Cash Value equal to the amount of the loan to the Loan Account as collateral for the loan. We will also transfer an amount equal to the loan interest due at the next Policy Anniversary, discounted at an interest rate equal to the current Loan Account crediting rate. Unless you request a different allocation, we will transfer amounts from the Divisions of the Separate Account and the General Account in the same proportion that the Policy’s Cash Value in each Division and the General Account bears to the unloaned Cash Value. This will reduce the Policy’s Cash Value in the Separate Account and the General Account. These transactions will not be considered transfers for purposes of the limitations on transfers.
Interest Rate Charged for Policy Loans. We charge you 8% interest per year on a loan. Loan interest is due and payable in arrears on each Policy Anniversary or for the duration of the Policy Loan, if shorter. If you do not pay the interest charged when it is due, we will transfer to the Loan Account an amount of Cash Value equal to the interest due. We will deduct the amount transferred from the Divisions and the General Account in the same proportion that the Cash Value in each Division and the General Account bears to the unloaned Cash Value.
Loan Account Interest Rate Credited. Amounts in the Loan Account will earn interest daily at an annual rate of at least 5%. The Loan Account interest credited will be transferred to the Divisions and the General Account: (i) each Policy Anniversary; (ii) when a new loan is made; (iii) when a loan is partially or fully repaid; and (iv) when an amount is needed to meet a monthly deduction.
Repayment of Indebtedness. You may repay all or part of your Indebtedness at any time while the Insured is living and the Policy is in effect. All repayments should be made directly to us at our Administrative Office. Upon repayment, we will allocate an amount equal to the loan repayment (but not more than the amount of the outstanding Indebtedness) from the Loan Account back to the General Account and the Separate Account Divisions on the same proportionate basis on which we originally transferred the loan collateral from the Divisions and the General Account (described above).
We will treat amounts paid while a Policy Loan is outstanding as premiums unless you request in writing that the payments be treated as repayment of Indebtedness.
Effect of Policy Loans. Whether or not repaid, a Policy Loan will permanently affect the Cash Value and Cash Surrender Value of a Policy, and may permanently affect the amount of the death benefit. This is because the collateral for the Policy Loan (the amount held in the Loan Account) does not participate in the performance of the Separate Account while the loan is outstanding. If the Loan Account interest credited is less than the investment performance of the selected Divisions, the Policy values will be lower as a result of the loan. Conversely, if the Loan Account interest credited is higher than the investment performance of the Divisions, the Policy values may be higher. We will deduct any outstanding Indebtedness from the proceeds payable upon the death of the Insured, surrender, or the maturity of the Policy.
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There are risks associated with taking a Policy Loan, including the potential for a Policy to lapse if the Indebtedness exceeds the Cash Value on any Monthly Anniversary. In addition, if the Policy is a MEC, then a Policy Loan will be treated as a partial withdrawal for Federal income tax purposes. A loan also may have possible adverse tax consequences that could occur if a Policy is exchanged, canceled or lapses with loans outstanding. A loan from or secured by a Policy that is not classified as a MEC should generally not be treated as a taxable distribution so long as the Policy stays in force. You should seek competent advice before requesting a Policy loan.
Conversion Right to a Fixed Benefit Policy
You may, upon written request, convert a Policy still in force to a life insurance policy that provides benefits that do not vary with the investment return of the Divisions. If, during the first two Policy Years, you request in writing that we transfer all of your Cash Value into the General Account, and you indicate that you are exercising the conversion right, the transfer will not be subject to a transaction charge or to transfer limits. At the time of the transfer, there will be no effect on the Policy’s death benefit, Face Amount, net amount at risk, risk class or Issue Age. If you exercise your one-time conversion right, we will automatically allocate all future Net Premiums to the General Account, and no future transfers to the Separate Account will be allowed.
If a Certificate has been amended to operate as an Individual Policy following an Insured’s change in eligibility under a Group Contract, the conversion right will be measured from the Issue Date of the original Certificate. At the time of the conversion, the new Policy will have, at the Owner’s option, either the same death benefit or the same net amount at risk as the original Policy. The new Policy will also have the same Issue Date and Issue Age as the original Policy. The premiums for the new Policy will be based on our rates in effect for the same Issue Age and rate class as the original Policy.
Conversion Right Upon Termination of the Group Contract or Change in Insured’s Eligibility
Group Contracts With Automatic Continuation of Coverage. Under some Group Contracts, as long as the Certificate is in force, an Insured’s coverage will continue even if an Insured’s eligibility under a Group Contract or employer-sponsored insurance program ends because the Group Contract or employer-sponsored insurance program terminates or the Employee’s employment ends. Even if the Certificate has lapsed and is not in force, the right to reinstate and to convert a lapsed Certificate remains despite the change in the Employee’s eligibility during the reinstatement period.
We will amend a Certificate issued under such a Group Contract automatically so that it will continue in force as an Individual Policy with the same rights, benefits, and guaranteed charges. The amendment will be mailed to the Owner within 31 days (a) after we receive written notice that the Employee’s employment ended or (b) after the termination of the Group Contract. If the Certificate is in a grace period at the time the conversion occurs, any premium necessary to prevent the Certificate from lapsing must be paid to us before the Individual Policy will be mailed. A new planned premium schedule will be established which will have the same planned annual premium utilized under the Group Contract. The new planned payment intervals will be no more frequent than quarterly. The Company may allow payment of planned premium through periodic (usually monthly) authorized electronic funds transfer. Of course, unscheduled premium payments can be made at any time. (See “Premiums.”)
If an Individual Policy was issued under such a Group Contract or other employer-sponsored insurance program, the Policy will continue in force following the change in eligibility. The rights, benefits, and guaranteed charges under the Policy will remain the same following this change in eligibility.
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When an Employee’s spouse is the Insured under a Policy, the spouse’s insurance coverage also will continue in the event the Employee is no longer eligible. We will automatically amend the Certificate issued to the Employee’s spouse so that it will continue in force as an Individual Policy with the same rights, benefits, and guaranteed charges. If an Individual Policy was originally issued to the Employee’s spouse, the Individual Policy will continue with the same rights, benefits, and guaranteed charges.
If an Associated Company ceases be to under common control with the Contractholder, the Insureds of the Associated Company (i.e., employees of the Associated Company and their spouses) may continue their insurance in the manner described above.
Group Contracts Without Automatic Continuation of Coverage. Under certain Group Contracts, an Insured’s coverage may end upon termination of the Group Contract or if the Group Contract has been amended to end life insurance coverage for an eligible class of Employees of which the Insured is a member. The Insured then has the option to convert the Certificate to a personal policy of insurance. (See “Conditions for Conversion” below.)
If the Group Contract terminates or is amended (as indicated above), then your Certificate (including any death benefit thereunder) will cease. If there is another life insurance plan for which the Insured is eligible, we will pay the succeeding carrier the Cash Surrender Value. If there is no successor plan, or if the successor carrier is unable to accept such Cash Surrender Value, we will pay the Cash Surrender Value to you, unless you elect in writing to take a paid-up insurance option using your Cash Surrender Value as a single premium. The Cash Surrender Value must provide a paid-up policy in the minimum amount of $10,000. Paid-up insurance is permanent life insurance with no further premiums due. It has cash value. The amount of the paid-up insurance is payable at the death of the Insured. If we pay the Cash Surrender Value to you, the federal income tax consequences of the distribution to you would be the same as if you surrendered your Certificate. (See “Federal Tax Matters — Tax Treatment of Policy Benefits.”)
Under certain group contracts, some states may also require a conversion option (i) if the Insured’s employment terminates, or (ii) if the Insured’s membership in an eligible class terminates, or (iii) if the amount of life insurance the Insured is eligible for is reduced.
Conditions for Conversion. If you choose to convert the Certificate to a personal policy of insurance for any of the reasons set forth above, we must receive your written application and the premium due for the new policy at our Administrative Office, within the relevant application period. The amount of the new policy will be determined as specified in your Certificate. We or one of our affiliates will issue a new policy, which will be subject to the conditions set forth in the form of Contract applicable to you. The new policy will take effect on the 32nd day after the date the life insurance coverage under the Certificate ends (or the amount of life insurance the Insured is eligible for is reduced), regardless of the duration of the relevant application period.
Payment of Benefits at Maturity
If the Insured is living and the Policy is in force, we will pay the Cash Surrender Value to you on the Maturity Date. Amounts payable on the Maturity Date ordinarily will be paid within seven days of that date, although payment may be postponed under certain circumstances. A Policy will mature if and when the Insured reaches Attained Age 95.
Telephone, Facsimile and Internet Requests
In addition to written requests, we may accept instructions by telephone, facsimile, and via the Internet from you or an authorized third party regarding transfers, loans, partial withdrawals and certain Policy changes, subject to the following conditions.
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•	We will employ reasonable procedures to confirm that instructions are genuine.
•	If we follow these procedures, we are not liable for any loss, damage, cost, or expense from complying with instructions we reasonably believe to be authentic. You bear the risk of any such loss.
•	These procedures may include requiring forms of personal identification before acting upon instructions and/or providing written confirmation of transactions to you.
•	We reserve the right to suspend telephone, facsimile and/or Internet instructions at any time for any class of Policies for any reason.
•	You should protect your personal identification number (“PIN”) because self-service options will be available to your agent of record and to anyone who provides your PIN when using Internet systems. We are not able to verify that the person providing the PIN and giving us instructions via the Internet is you or is authorized to act on your behalf.
Facsimile or Internet transactions may not always be possible. Any facsimile or computer system, whether it is ours, yours, or that of your service provider or agent, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our processing of your request. Although we have taken precautions to equip our systems to handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you should make the request by writing to our Administrative Office.
Our variable life insurance business is largely conducted through digital communications and data storage networks and systems operated by us and our service providers or other business partners (e.g., the Portfolios and the firms involved in the distribution and sale of our variable life insurance policies). For example, many routine operations, such as processing Owners’ requests and elections and day-to-day record keeping, are all executed through computer networks and systems.
POLICY LAPSE AND REINSTATEMENT
Lapse
A Policy may enter a 62-day grace period and possibly lapse (terminate without value or death benefit) if the Cash Surrender Value is not enough to cover the next monthly deduction. If you have taken out a loan, then your Policy also will enter a grace period and possibly lapse whenever the Indebtedness exceeds the Cash Value on the Monthly Anniversary. Thus, the payment of premiums in any amount does not guarantee that the Policy will remain in force until the Maturity Date.
We will notify you at the beginning of the grace period by mail. The notice will specify the amount of premium required to keep the Policy in force, and the date the payment is due. Subject to minimum premium requirements, the amount of the premium required to keep the Policy in force will be the amount of the current monthly deduction. If we do not receive the specified minimum payment within the grace period, the Policy will lapse and terminate without Cash Value. Upon lapse, any Indebtedness is extinguished and any collateral in the Loan Account is returned to the Company. If the Insured dies during the grace period, any overdue monthly deductions and Indebtedness will be deducted from the death benefit payable.
Reinstatement
Unless you have surrendered the Policy, you may reinstate a lapsed Policy by written application at any time while the Insured is alive and within five years after the date of lapse and before the Maturity Date. The right to reinstate
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a lapsed Policy will not be affected by the termination of a Group Contract or the termination of an Employee’s employment during the reinstatement period.
Reinstatement is subject to the following conditions:
•	Evidence of the insurability of the Insured satisfactory to us (including evidence of insurability of any person covered by a rider to reinstate the rider).
•	Payment of a premium that, after the deduction of any premium charges (premium expense charge and premium tax charge), is large enough to cover: (a) the monthly deductions due at the time of lapse, and (b) two times the monthly deduction due at the time of reinstatement.
•	Payment or reinstatement of any Indebtedness. Any Indebtedness reinstated will cause a Cash Value of an equal amount also to be reinstated.
If you meet the requirements to reinstate a lapsed Policy, your face amount will be reinstated to the amount in effect immediately prior to the lapse. If you reinstate a lapsed Policy and elect to reinstate any Indebtedness existing immediately before the Policy lapsed, the corresponding collateral for the Indebtedness would also be reinstated as part of the Cash Value of the reinstated Policy. The amount of Cash Value on the date of reinstatement will be equal to the amount of any Indebtedness reinstated, increased by the net premiums paid at reinstatement and any loans paid at the time of reinstatement.
If a Policy is reinstated after 90 days of lapse, a new Policy will be issued to you. The effective date of the new Policy will be the date we approve the application for reinstatement. There will be a full monthly deduction for the Policy Month that includes that date. If the Group Contract was issued before January 1, 2009, the guaranteed cost of insurance rates for the new Policy will be based on the 1980 Commissioners Standard Ordinary Mortality Table C. If the Group Contract was issued on or after January 1, 2009, the guaranteed cost of insurance rates will be based on the 2001 Commissioners Standard Ordinary Male Mortality Table.
CHARGES AND DEDUCTIONS
We will deduct certain charges under the Policy in consideration for: (i) services and benefits we provide; (ii) costs and expenses we incur; (iii) risks we assume; and (iv) our profit expectations.
Services and benefits we provide:
•	the death benefit, cash and loan benefits under the Policy,
•	investment options, including premium allocations,
•	administration of elective options, and
•	the distribution of reports to Owners.
Costs and expenses we incur:
•	costs associated with processing and underwriting applications, and with issuing and administering the Policy (including any riders),
•	overhead and other expenses for providing services and benefits,
•	sales and marketing expenses, and
•	other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state, and local premium and other taxes and fees.
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Risks we assume:
•	that the cost of insurance charges we deduct are insufficient to meet our actual claims because Insureds die sooner than we estimate, and
•	that the costs of providing the services and benefits under the Policies exceed the charges we deduct.
Our revenues from any particular charge may be more or less than any costs or expenses that charge may be intended primarily to cover. We may use our revenues from one charge to pay other costs and expenses in connection with the Policies including distribution expenses. We may also profit from all the charges combined, including the cost of insurance charge and the mortality and expense risk charge and use such profits for any corporate purpose.
Transaction Charges
Premium Expense Charge. Before we allocate net premiums among the Divisions and the General Account pursuant to your instructions, we will reduce your premium payments by a front-end sales charge (“premium expense charge”) to compensate us for our costs in issuing the Policy. The maximum premium expense charge we can apply to any Policy can vary but will not exceed 1% for Policies issued under Group Contracts. The net amount of premiums invested is shown on your Policy’s schedule page and reflects the deduction of the premium tax charge and the amount of premium expense charge that applies to your Policy. Please refer to your Policy Schedule page. For certain Policies that are deemed to be individual contracts under federal tax laws, we will reduce your premium payments by a premium expense charge that can vary but will not exceed up to 2% of each premium payment to compensate us for the anticipated higher corporate income taxes that result from the sale of such Policies. The current premium expense charge is 1% for Policies issued under Group Policies and 2% for Policies treated as individual contracts under the Omnibus Budget Reconciliation Act of 1990.
The sales charges will not change even if an Insured is no longer eligible under a Group Contract or employer-sponsored insurance program, but continues coverage on an individual basis.
Premium Tax Charge. Many states and localities impose a tax on premiums received by insurance companies. These premium taxes vary from jurisdiction to jurisdiction and range from 0% to 4.00% of premiums paid.
To cover these premium taxes, we will either assess an explicit premium tax charge or increase our insurance rates to cover these premium taxes. If your employer chooses the Group A or Group B charge structure, we will reduce premium payments by an explicit premium tax charge guaranteed not to exceed 2.25%. The current Premium Tax Charge for the Group A and Group B charge structures is 2.25% of premiums paid. If your employer chooses the Group C charge structure, we will not assess an explicit premium tax charge but will include it in our insurance rates resulting in a higher cost of insurance charge. For a more detailed explanation of the different charge structures that apply to each Group, please see “Selection of Charge Structure (Group A, Group B and Group C)” above.
Partial Withdrawal Transaction Charge. You may make a partial withdrawal of Cash Value. For each partial withdrawal we will assess a transaction charge equal to the lesser of $25 or 2% of the amount withdrawn to cover administrative costs incurred in processing the partial withdrawal. This charge will be in addition to the amount received in cash.
Transfer Charge. After the first Policy Year, you may transfer a portion of your Cash Value. For each transfer in excess of 12 in a single Policy Year, we may impose a charge of $25 to cover administrative costs incurred in processing the transfer. We are currently waiving this charge.
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Periodic Charges
Monthly Deduction. We will make the monthly deduction on the Investment Start Date and on each succeeding Monthly Anniversary. We will make deductions from each Division and the General Account in the same proportion that the Policy’s Cash Value in each Division and the General Account bears to the unloaned Cash Value on the date the monthly deduction is made. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction also will vary.
The monthly deduction has several components:
•	the cost of insurance charge;
•	a monthly administrative charge (for Group B and Group C Policy owners);
•	the charges for any riders; and
•	the mortality and expense risk charge.
Cost of Insurance Charge. We assess a monthly cost of insurance charge on each Monthly Anniversary (to cover the next Policy Month) to compensate us for underwriting the death benefit and for certain administrative costs (for Group B and Group C charge structures) and to cover state and local premium taxes (for Group C charge structure). The charge depends on the applicable cost of insurance rate and the net amount at risk in the Policy Month in which the charge is calculated. The charge may vary from Policy to Policy and from Policy Month to Policy Month.
We will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each Policy Month. The net amount at risk for a Policy Month equals: (i) the death benefit at the beginning of the Policy Month divided by 1.0032737; LESS (ii) the Cash Value at the beginning of the Policy Month. (Dividing the death benefit by 1.0032737 reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4%.)
We determine the cost of insurance separately for the initial Face Amount and for any increases in Face Amount. If we approve an increase in Face Amount, then a different cost of insurance charge may apply to the increase, based on the Insured’s circumstances at the time of the increase.
•	Cost of Insurance Rates. The current cost of insurance rates are based on the Attained Age and the rate class of the Insured. We base the current cost of insurance rates on our expectations as to future mortality experience. We currently issue the Policies on a guaranteed issue or simplified underwriting basis without regard to the sex of the Insured. Whether a Policy is issued on a guaranteed issue or simplified underwriting basis does not affect the cost of insurance charge determined for that Policy.
The current cost of insurance rates will not exceed the guaranteed cost of insurance rates set forth in the Policy. For Policies under Group Contracts issued before January 1, 2009, these guaranteed rates are 125% of the maximum rates that could be charged based on the 1980 Commissioners Standard Ordinary Mortality Table C (“1980 CSO Table”). For Policies under Group Contracts issued on or after January 1, 2009, the guaranteed cost of insurance rates will not exceed 400% of the rates that could be charged based on the 2001 Commissioners Standard Ordinary Male Mortality Table (“2001 CSO Table”). The guaranteed rates are higher than the rates in either the 1980 CSO table or the 2001 CSO Table because we use guaranteed or simplified underwriting procedures whereby the Insured is not required to submit to a medical or paramedical examination. Under these underwriting methods, then, healthy individuals will pay higher cost of insurance
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rates than they would pay under substantially similar policies using different underwriting methods. The current cost of insurance rates are generally lower than 100% of either the 1980 CSO Table or the 2001 CSO Table.
•	Net Amount at Risk. We also calculate the net amount at risk separately for the initial Face Amount and for any increase in Face Amount. In determining the net amount at risk for each increment of Face Amount, the Cash Value is first considered part of the initial Face Amount. If the Cash Value exceeds the initial Face Amount, it is then considered as part of any increment in Face Amount in the order these increases took effect. The net amount at risk is affected by investment performance, loans, payments of premiums, Policy fees and charges, the death benefit option chosen, partial withdrawals, and decreases in Face Amount. Any decrease in Face Amount — whether by the Owner’s request or resulting from a partial withdrawal — will first be used to reduce the net amount at risk for the most recent increase in Face Amount, the next most recent increases in succession, and then the net amount at risk for the initial Face Amount.
The current maximum cost of insurance is $6.47 per $1,000 of net amount at risk and the current minimum cost of insurance is $0.05 per $1,000 of net amount at risk.
Monthly Administrative Charge. We assess either an explicit monthly administrative charge from each Policy based upon the number of employees eligible to be covered at issue of a Group Contract or an employer-sponsored insurance program or increase our insurance rates to compensate us for ordinary administrative expenses such as record keeping, processing death benefit claims and Policy changes, preparing and mailing reports, and overhead costs. If your employer chooses the Group A charge structure, the amount of this charge is set forth in the specifications pages of the Policy. The guaranteed maximum administrative charge we can apply to any Policy under any Group Contract can vary but will not exceed $6.00 per Policy per month during the first Policy Year and $3.50 per Policy per month in renewal years. The current administrative charge that we apply is up to $3.50 per month. Please refer to your Policy Schedule Page for the administrative charge that applies to your Policy. If your employer chooses the Group B or Group C charge structure, the monthly administrative charge will not be charged as an explicit charge but will be included in our insurance rates resulting in a higher cost of insurance charge.
These maximum guaranteed charges are guaranteed not to increase over the life of the Policy. The administrative charge will not change in the event that the Insured is no longer eligible for group coverage, but continues coverage on an individual basis. In addition, when we believe that lower administrative costs will be incurred in connection with a particular Group Contract or employer-sponsored insurance program, we may modify the charge for that Group Contract or employer-sponsored insurance program.
Charges for Riders. We charge a fee to compensate us for the coverage that we are providing. The monthly deduction will include charges for any additional benefits provided by rider. (See “Additional Benefits and Riders.”) The charges for individual riders are summarized in the Fee Tables of this prospectus. These riders may not be available in all states and some Group Contracts or employer-sponsored insurance programs may not offer certain riders.
•	Waiver of Monthly Deductions Rider. This Rider provides for the waiver of monthly deductions while the Insured is totally disabled, subject to certain limitations. The Insured must have become disabled before age 65. The charge under this rider is assessed per $1.00 of the waived monthly deduction for Certificates under Group Contracts or Individual Policies issued before January 1, 2004 and is assessed by increasing the applicable cost of insurance rates by 12% for Certificates under Group Contracts or Individual Policies issued on or after January 1, 2004. There is currently no additional charge for this rider.
•	Children’s Life Insurance Rider. This rider provides for term insurance on the Insured’s children, as defined in the rider. To be eligible for insurance under the rider, the child to be insured must not be confined in a hospital at the time the application is signed. Upon receipt at our Administrative Office of proof of the Insured’s death
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before the rider terminates, the rider will be continued on a fully paid-up term insurance basis. The death benefit will be payable to the named Beneficiary upon the death of any insured child. The charge for this rider is assessed per $1,000 of insurance coverage provided. The current cost for this rider is $0.05 per $1,000 of coverage.
•	Accelerated Death Benefit Settlement Option Rider. This rider provides for the accelerated payment of a portion of death benefit proceeds in a single sum to the Owner if the Insured is terminally ill. There is no charge for this rider. We may deduct an administrative charge of $100 from the accelerated death benefit at the time it is paid. We are currently waiving this charge.
•	Spouse’s Life Insurance Rider. This rider provides term insurance on the Insured’s spouse, as defined in the rider. To be eligible for insurance under the rider, the spouse must provide evidence of insurability at the time the application is signed. The death benefit will be payable to the named Beneficiary upon the death of the spouse. Under this rider, if we receive at our Administrative Office proof of the Insured’s death before the Policy Anniversary nearest the spouse’s 65th birthday, a limited 60-day continuation and exchange period begins, during which the rider may be exchanged for a new fixed-benefit policy on the life of the spouse. The spouse’s life insurance rider differs from an actual Policy issued on an employee’s spouse in that the rider provides only term insurance on the life of the spouse and does not provide for the accumulation of its own cash value. The current maximum charge for this rider is $1.29 per $1,000 of coverage and the current minimum charge is $0.03 per $1,000 of Coverage.
Mortality and Expense Risk Charge. We will deduct a daily charge from the Separate Account at a rate not to exceed 0.0024547% (an annual rate of 0.90%) of the net assets of each Division of the Separate Account. We may reflect a reduction in the current rate as a credit to Cash Value.
This charge compensates us for certain mortality and expense risks we assume. The mortality risk we assume is that an Insured may die sooner than anticipated and that we will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policy will exceed the amounts realized from the administrative charges assessed against the Policy. If this charge does not cover our actual costs, we absorb the loss. Conversely, if the charge more than covers our actual costs, we add the excess to our surplus. We expect to profit from this charge and may use such profits for any lawful purpose, including covering distribution and other expenses. The Mortality and Expense Risk Charge is currently 0.75% (annually) of the net assets of each Division of the Separate Account.
Loan Interest Charge. We charge interest on Policy loans at a maximum annual interest rate of 8.00%, payable in arrears on each Policy anniversary or for the duration of the Policy Loan, if shorter. We also will credit the amount in the Loan Account with interest at a minimum effective annual rate of 5% (our current interest rate is 8.00% and our current crediting rate is 7.25%). The current loan interest spread is 0.75%.
Federal Taxes
We currently do not assess charges against the Separate Account for federal income taxes that may be incurred by the Separate Account. We may assess such a charge in the future, as well as charges for other taxes incurred by the Separate Account. (See “Federal Tax Matters.”)
Variations in Charges
We may vary the amounts of charges described in this prospectus as a result of such factors as: (1) differences in legal requirements in the jurisdictions where the Policies are sold; (2) differences in actual or expected risks, expenses, Policy persistency, premium payment patterns, or mortality experience among different categories of purchasers or insureds; and (3) changes in Policy pricing that we may implement from time to time. We may take
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into account additional information provided by prospective Contractholders in assessing these differences and determining any variances in charges, subject to our underwriting guidelines. Any such variations will be pursuant to our administrative procedures that we establish and will not discriminate unfairly against any Policy Owner. Any such variations may apply to existing Policies as well as to Policies issued in the future, except that the charges under any Policy may never exceed the maximums therein.
Portfolio Charges and Expenses
Charges are deducted from and expenses paid out of the assets of the Portfolios that are described in the prospectuses for those Portfolios. Shares of the Portfolios are purchased for the Separate Account at their net asset value. The net asset value of Portfolio shares is determined after deduction of the fees and charges. For further information, consult the prospectus for each Portfolio and Appendix A, below.
FEDERAL TAX MATTERS
The following summary provides a general description of the federal income tax considerations associated with your Policy or Certificate, as applicable, and does not purport to be complete or to cover all tax situations. The summary does not address state, local or foreign tax issues related to the Policy or Certificate, as applicable. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.
Tax Status of the Policy or Certificate
In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy or Certificate, as applicable, must satisfy certain requirements which are set forth in the Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy or Certificate, as applicable, should satisfy the applicable requirements. If it is subsequently determined that the Policy or Certificate, as applicable, does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy or Certificate, as applicable, into compliance with such requirements and we reserve the right to restrict Policy or Certificate, as applicable, transactions in order to do so. The insurance proceeds payable upon death of the Insured will never be less than the minimum amount required for a Policy or Certificate, as applicable, to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy or Certificate, as applicable, was issued.
In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Policy or Certificate, as applicable, we believe that the Owner of a Policy or Certificate, as applicable, should not be treated as the owner of the Separate Account assets. We reserve the right to modify the Policy or Certificate, as applicable, to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policy or Certificate, as applicable, from being treated as the owners of the underlying Separate Account assets.
In addition, the Code requires that the investments of the Separate Account be “adequately diversified” in order for the Policy or Certificate, as applicable, to be treated as life insurance contracts for federal income tax purposes. It is intended that the Separate Account, through its investment decisions, will satisfy these diversification
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requirements. If Fund shares are sold directly to tax-qualified retirement plans that later lose their tax-qualified status or to non-qualified plans, there could be adverse consequences under the diversification rules.
The following discussion assumes that the Policy or Certificate, as applicable, will qualify as a life insurance contract for federal income tax purposes.
Tax Treatment of Policy or Certificate Benefits
In General. We believe that the death benefit under a Policy or Certificate, as applicable, should generally be excludible from the gross income of the Beneficiary to the extent provided in Section 101 of the Code. Insurance proceeds may be taxable in some circumstances, such as where there is a transfer-for-value of a Policy or Certificate, as applicable, or where a business is the Owner of the Policy or Certificate, as applicable, covering the life of an employee, if certain notice and consent and other requirements are not satisfied.
Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or Beneficiary. A tax adviser should be consulted on these consequences.
Generally, the Owner will not be deemed to be in constructive receipt of the Policy or Certificate, as applicable, cash value until there is a distribution. When distributions from a Policy or Certificate, as applicable, occur, or when loans are taken out from or secured by a Policy or Certificate, as applicable, the tax consequences depend on whether the Policy or Certificate, as applicable, is classified as a modified endowment contract.
Modified Endowment Contracts. Under the Code, certain life insurance contracts are classified as modified endowment contracts, with less favorable tax treatment than other life insurance contracts. Given the flexibility of the Policies or Certificates, as applicable, as to premiums and benefits, the individual circumstances of each Policy or Certificate, as applicable, will determine whether it is classified as a MEC. In general, a Policy or Certificate, as applicable, will be classified as a MEC if the amount of premiums paid into the Policy or Certificate, as applicable, causes the Policy or Certificate, as applicable, to fail the “7-pay test.” A Policy or Certificate, as applicable, will fail the 7-pay test if at any time in the first seven Policy or Certificate years, as applicable, or in the seven years after a “material change,” the amount paid into the Policy or Certificate, as applicable, exceeds the sum of the level premiums that would have been paid at that point under a Policy or Certificate, as applicable, that provided for paid-up future benefits after the payment of seven level annual payments.
If there is a reduction in the benefits under the Policy or Certificate, as applicable, during a 7-pay testing period, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the Policy or Certificate, as applicable, had originally been issued at the reduced Face Amount. If there is a “material change” in Policy’s or Certificate’s, as applicable, benefits or other terms, even after the first seven years, the Policy or Certificate, as applicable, may have to be retested as if it were a newly issued Policy or Certificate, as applicable. A material change may occur, for example, when there is an increase in the death benefit or the receipt of an unnecessary premium. Unnecessary premiums are premiums paid into a Policy or Certificate, as applicable, which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the most recent 7-pay testing period. To prevent your Policy or Certificate, as applicable, from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. In addition, a Policy or Certificate, as applicable, will be treated as a MEC if it is received in exchange for a life insurance contract that is a MEC. A current or prospective Owner should consult a tax adviser to determine whether a Policy or Certificate, as applicable, transaction will cause the Policy or Certificate, as applicable, to be classified as a MEC.
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Distributions Other Than Death Benefits From Modified Endowment Contracts. Policies or Certificates, as applicable, classified as modified endowment contracts are subject to the following tax rules:
(1)	All distributions other than death benefits, including distributions upon surrender, withdrawals and distributions of Cash Surrender Value to the Owner in the case of certain Plans where there is no succeeding plan of insurance or the succeeding carrier is unable to accept the Cash Surrender Value, from a modified endowment contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner’s investment in the Policy or Certificate, as applicable, only after all gain has been distributed.
(2)	Loans taken from or secured by a Policy or Certificate, as applicable, classified as a modified endowment contract are treated as distributions and taxed accordingly.
(3)	A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has Attained Age 59 1⁄2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner’s Beneficiary. The foregoing exceptions generally do not apply to an Owner that is a non-natural person, such as a corporation.
If a Policy or Certificate, as applicable, becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy or Certificate, as applicable, within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy or Certificate, as applicable, that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.
Distributions Other Than Death Benefits From Policies or Certificates That Are Not Modified Endowment Contracts. Distributions other than death benefits, including distributions upon surrender, withdrawals and distributions of Cash Surrender Value to the Owner in the case of certain Plans where there is no succeeding plan of insurance or the succeeding carrier is unable to accept the Cash Surrender Value, from a Policy or Certificate, as applicable, that is not classified as a modified endowment contract are generally treated first as a non-taxable recovery of the Owner’s investment in the Policy or Certificate, as applicable, and only after the recovery of all investment in the Policy or Certificate, as applicable, as gain taxable as ordinary income. However, distributions during the first 15 Policy or Certificate, as applicable, years accompanied by a reduction in Policy or Certificate, as applicable, benefits, including distributions which must be made in order to enable the Policy or Certificate, as applicable, to continue to qualify as a life insurance contract for federal income tax purposes, are subject to different tax rules and may be treated in whole or in part as taxable income.
Loans from or secured by a Policy or Certificate, as applicable, that is not a modified endowment contract are generally not treated as distributions.
Finally, neither distributions nor loans from or secured by a Policy or Certificate, as applicable, that is not a modified endowment contract are subject to the 10 percent additional income tax.
Investment in the Policy or Certificate. Your investment in the Policy or Certificate, as applicable, is generally your aggregate premiums. When a distribution is taken from the Policy or Certificate, as applicable, your investment in the Policy or Certificate, as applicable, is reduced by the amount of the distribution that is tax-free.
Policy or Certificate Loans. In general, interest on a Policy or Certificate, as applicable, loan will not be deductible. If a Policy or Certificate, as applicable, loan is outstanding when a Policy or Certificate, as applicable, is exchanged, canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. In the case of an outstanding loan at the time of an exchange, the cancelled loan will generally be taxed to the extent of any Policy or Certificate, as applicable, gain.
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Before taking out a Policy or Certificate, as applicable, loan, you should consult a tax adviser as to the tax consequences.
Withholding. To the extent that Policy or Certificate, as applicable, distributions are taxable, they are generally subject to withholding for the recipient’s federal income tax liability. However, recipients can generally elect not to have tax withheld from distributions.
Life Insurance Purchases by Residents of Puerto Rico. The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to federal income tax. Note, however, that the foregoing rule may not apply to certain contracts issued by Puerto Rican branches of U.S. life insurance companies before January 1, 2005, provided that such payments are made pursuant to binding life insurance contracts issued by such branches on or before July 12, 2004.
Multiple Policies or Certificates. All modified endowment contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includable in the Owner’s income when a taxable distribution occurs.
Accelerated Benefits Rider. In general, rider benefits may be received tax free by the Owner if the Insured is terminally ill or chronically ill, subject to certain limitations and conditions. However, benefits under the Accelerated Benefits Rider received by a business owner with respect to an insured employee will generally be taxable. You should consult a qualified tax adviser about the consequences of adding this rider to a Policy or Certificate, as applicable, or requesting payment under this rider.
Non-Individual Owners and Business Beneficiaries of Policies or Certificates. If a Policy or Certificate, as applicable, is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity’s interest deduction under Code Section 264, even where such entity’s indebtedness is in no way connected to the Policy or Certificate, as applicable. In addition, under Code Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a Beneficiary of a Policy or Certificate, as applicable, this Policy or Certificate, as applicable, could be treated as held by the business for purposes of the Code Section 264(f) entity-holder rules. Death benefits payable to a business owner on the life of an employee will generally be taxable if certain notice and consent and other requirements are not satisfied. In addition, benefits under the Accelerated Benefits Rider or Accelerated Death Benefit Settlement Option Rider, as applicable received by a business owner with respect to an insured employee will generally be taxable.
Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of a Policy or Certificate, as applicable, or before a business (other than a sole proprietorship) is made a Beneficiary of a Policy or Certificate, as applicable.
Estate, Gift and Generation-Skipping Transfer Taxes. The transfer of the Policy or Certificate, as applicable, or designation of a Beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the Insured dies, the death proceeds will generally be includable in the Owner’s estate for purposes of federal estate tax if the Insured owned the Policy or Certificate, as applicable, retained incidents of ownership at death, or made a gift transfer of the Policy or Certificate, as applicable, within 3 years of death. If the Owner was not the Insured, the fair market value of the Policy or Certificate, as applicable, would be included in the Owner’s estate upon the Owner’s death.
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Moreover, under certain circumstances, the Code may impose a generation-skipping transfer tax when all or part of a life insurance Policy or Certificate, as applicable, is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Policy or Certificate, as applicable, or from any applicable payment, and pay it directly to the IRS.
Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy or Certificate, as applicable, ownership and distributions under federal, state and local law. The individual situation of each Owner or Beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy or Certificate, as applicable, proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.
In general, current rules provide for a $10 million estate, gift and generation-skipping transfer tax exemption (as indexed for inflation) and a top tax rate of 40 percent through the year 2025.
The complexity of the tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your Beneficiaries under all possible scenarios.
Life Insurance Purchases by Nonresident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to a Policy or Certificate, as applicable, purchase.
Possible Tax Law Changes. Although the likelihood of legislative or regulatory changes is uncertain, there is always the possibility that the tax treatment of the Policy or Certificate, as applicable, could change by legislation, regulation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy or Certificate, as applicable.
We have the right to modify the Policy or Certificate, as applicable, in response to legislative or regulatory changes that could otherwise diminish the favorable tax treatment Owners currently receive. We make no guarantee regarding the tax status of any Policy or Certificate, as applicable, and do not intend the above discussion as tax advice.
Transfer of Issued Life Insurance Policies to Third Parties. If you transfer the Policy to a third party, including a sale of the Policy to a life settlement company, such transfer for value may be taxable. The death benefit will also be taxable in the case of a transfer for value unless certain exceptions apply. We may be required to report certain information to the IRS, as required under IRC section 6050Y and applicable regulations. You should consult with a qualified tax advisor for further information prior to transferring the Policy.
Our Income Taxes. Under current federal income tax law, we are not taxed on the Separate Account’s operations. Thus, currently we do not deduct a charge from the Separate Account for federal income taxes. We reserve the right to charge the Separate Account for any future federal income taxes or economic burdens we may incur.
Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.
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Tax Credits and Deductions. The Company may be entitled to certain tax benefits related to the assets of the Separate Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Separate Account or to the Policy or Certificate, as applicable, owners since the Company is the owner of the assets from which the tax benefits are derived.
ADDITIONAL BENEFITS AND RIDERS
In addition to the standard death benefit associated with your Policy, other standard and/or optional benefits may also be available to you. The following table summarizes information about those benefits. Information about the fees associated with each benefit included in the table may be found in the Fee Table. We currently offer the following riders under the Policy, subject to state availability:
NAME OF BENEFIT	PURPOSE	IS BENEFIT STANDARD OR OPTIONAL?	BRIEF DESCRIPTION OF RESTRICTIONS OR LIMITATIONS
Waiver of Monthly Deductions Rider	This rider provides for the waiver of monthly deductions while the Insured is totally disabled, including cost of insurance and monthly Policy expense charges, upon proof of disability.	Standard	The rider is standard if elected by the employer at the group level. There is no individual election at the Employee level, and the Employee may not terminate the benefit. You should ask your employer if this benefit is included.

The Insured must have become disabled before age 65.
Children’s Term Insurance Benefit	This rider provides term insurance in an amount selected at issue upon proof of death for any Insured child.	Optional	You may choose to add this benefit if your employer makes the benefit available. Depending upon your employer’s elected rider benefit, you may also need to be on active status. You should ask your employer if this benefit is included and whether you need to be on active status in order to elect it.

Coverage applied for after Policy issue may be subject to underwriting.
Spouse Term Insurance Benefit	This rider provides term insurance in an amount selected at issue upon proof of death of the Insured’s spouse.	Optional	You may choose to add this benefit if your employer makes the benefit available. Depending upon your employer’s elected rider benefit, you may also need to
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NAME OF BENEFIT	PURPOSE	IS BENEFIT STANDARD OR OPTIONAL?	BRIEF DESCRIPTION OF RESTRICTIONS OR LIMITATIONS
be on active status. You should ask your employer if this benefit is included and whether you need to be on active status in order to elect it.

Coverage applied for after Policy issue may be subject to underwriting.
Accelerated Death Benefit Settlement Option Rider	Under this rider, you may receive an accelerated payment of a portion of your death benefit if the Insured is terminally ill.	Standard	The rider is standard if elected by the employer at the group level. There is no individual election at the Employee level, and the Employee may not terminate the benefit. You should ask your employer if this benefit is included.

Payment under this rider may affect eligibility for benefits under state or federal law.
Dollar Cost Averaging	Allows you to automatically transfer from the Fidelity VIP Government Money Market Division to other Divisions a predetermined amount of money over a specified period of time.	Standard	You may not elect both Dollar Cost Averaging and Automatic Rebalancing at the same time.
Annual Automatic Portfolio Rebalancing	Allows you to automatically reallocate your Cash Value among the elected Divisions to return the allocation to the percentages you specify.	Standard	You may not elect both Dollar Cost Averaging and Automatic Rebalancing at the same time.
Additional Insurance Benefits
Waiver of Monthly Deductions Rider: This rider provides for the waiver of the monthly deductions while the Insured is totally disabled as defined in the Rider. The Insured must provide proof that they are unable to perform any other job for which the Insured is fit by education, training or experience. The Insured must have become disabled before age 65.
For example, if you are eligible for benefits under this rider, and have current premiums of $150 per month including a $50 optional investment premium, We will waive $100 per month so your life insurance coverage remains in force.
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Children’s Life Insurance Rider: This rider provides for term insurance on the Insured’s children, as defined in the rider. To be eligible for insurance under the rider, the child to be insured must not be confined in a hospital at the time the application is signed. The death benefit will be payable to the named Beneficiary upon the death of any insured child. Upon receipt at our Administrative Office of proof of the Insured’s death before the rider terminates, the rider will be continued on a fully paid-up term insurance basis.
For example, if you have $5,000 of coverage under this rider, and your child dies while the child rider is in force, we will pay $5,000 in death benefit to the Beneficiary upon the death of the child.
Spouse’s Life Insurance Rider: This rider provides term insurance on the Insured’s spouse, as defined in the rider. To be eligible for insurance under the rider, the spouse must provide evidence of insurability at the time the application is signed. The death benefit will be payable to the named Beneficiary upon the death of the spouse. Under this rider, if we receive at our Administrative Office proof of the Insured’s death before the Policy Anniversary nearest the spouse’s 65th birthday, a limited 60-day continuation and exchange period begins, during which this rider may be exchanged for a new fixed-benefit policy on the life of the spouse. The spouse’s life insurance rider differs from an actual Policy issued on an employees’ spouse in that the rider provides only term insurance on the life of the spouse and does not provide for the accumulation of its own cash value.
For example, if you have $10,000 of coverage under this rider, and your legal spouse dies while the spouse rider is in force, we will pay $10,000 in death benefit to the Beneficiary upon the death of the spouse.
Accelerated Death Benefit Settlement Option Rider: This rider provides for the accelerated payment of a portion of death benefit proceeds in a single sum to you if the Insured is terminally ill and expected to die within less than 12 months (subject to state variations). Any irrevocable Beneficiary and assignees of record must provide written authorization in order for the Owner to receive the accelerated benefit. The amount of the death benefit payable under the rider will equal up to 85% of the Face Amount under the Policy on the date we receive satisfactory evidence of terminal illness as described above, less any Indebtedness. In general, rider benefits may be received tax free subject to certain limitations and conditions. You should consult a qualified tax adviser about the consequences of adding this rider to a Certificate or requesting an accelerated death benefit payment under this rider. We do not currently impose a charge for this rider. However, we reserve the right to deduct an administrative charge of $100 from the accelerated death benefit at the time it is paid.
The Federal income tax consequences associated with adding or receiving benefits under the Accelerated Death Benefit Settlement Option are unclear. You should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting an accelerated death benefit payment under this rider.
For example, if you are eligible for benefits under the Accelerated Death Benefit Settlement Option Rider and have a Face Amount of $100,000 with no cash value, you may elect to receive up to $85,000 of the death benefit proceeds (less any loans and loan interest) prior to your death.
Automatic Investment Strategies
Dollar Cost Averaging: This investment strategy allows you to automatically transfer a predetermined amount of money from the Fidelity VIP Government Money Market Division to a number of available Divisions of the Separate Account. Based on the elected investment allocations for this investment strategy, Dollar Cost Averaging occurs after the close of business on each Monthly Anniversary or after close of business on the next business day following each Monthly Anniversary should your Monthly Anniversary fall on a non-business day (weekend or holiday) as long as all other requirements are met. The portion of the Policy’s Cash Value in Fidelity VIP
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Government Money Market Division must be greater than or equal to $1,000. The minimum total monthly transfer amount must be greater than or equal to $100.
Dollar Cost Averaging does not assure a profit or protect against a loss in declining markets. It involves continuous investment in securities regardless of price fluctuations. An investor should consider his/her ability to continue purchases in periods of low price levels.
For example, if you elected the Dollar Cost Averaging and selected $12,000 of cash value to be transferred from the Fidelity VIP Government Money Market Division to specified other Divisions that you choose, over a 12 month period we will transfer $1,000 each month for 12 months.
Annual Automatic Portfolio Rebalancing. This investment strategy allows you to automatically reallocate your Cash Value among the elected Divisions to return the allocation to the percentages you specify. This rebalancing occurs annually after the close of business on your Policy anniversary or after the close of business on the next business day following your Policy anniversary should your Policy anniversary fall on a non-business day (holiday or weekend).
Annual Automatic Portfolio Rebalancing does not assure a profit or protect against a loss in declining markets.
For example, if you allocated 25% among four Divisions, after the close of business on your Policy anniversary, or after the close of business on the next business day following your Policy anniversary should your Policy anniversary fall on a non-business day (holiday or weekend), we will transfer amounts among those four Divisions so that there is 25% of your Policy’s Cash Value in each Division.
The automated transfers under these investment strategies will not count towards frequent transfer constraints or transfer limitations. However, we reserve the right to include them if we decide to restrict transfers under the terms of the contract.
DISTRIBUTION OF THE POLICIES
Distributing the Policies
MetLife Investors Distribution Company (“MLIDC”) is the principal underwriter and distributor of the Policies. MLIDC, which is our affiliate, also acts as the principal underwriter and distributor of other variable life insurance policies and variable annuity contracts that we, or our affiliated companies issue. We reimburse MLIDC for expenses MLIDC incurs in distributing the Policies (e.g. commissions payable to retail broker-dealers who sell the Policies).
MLIDC’s principal offices are located at 200 Park Avenue, New York, NY 10166. MLIDC is registered under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.
MLIDC and the Company may enter into selling agreements with broker-dealers (“selling firms”) who will sell the Policies through their registered representatives. We pay commissions to these selling firms for the sale of the Policies, and these selling firms compensate their registered representative agents. Commissions are payable on net collected premiums received by the Company. A portion of the payments made to selling firms may be passed
51

on to their registered representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your registered representative for further information about what your registered representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.
We may compensate MetLife employees for referrals. We may also make various payments to selling firms and other third parties. (See “Compensation Paid to Selling Firms and Other Intermediaries.”)
Commissions Paid to Selling Firms
The maximum commissions payable to a selling firm are one of the following options:
Option	First Year	Renewal Years
1	A+B	a+b
2	A+B	a+c
3	A+X+Y+Z	A
A = 25% of premiums that do not exceed the cost of insurance assessed during the first Policy Year.
B = 1% of premiums in excess of the cost of insurance assessed during the first Policy Year.
a = 25% of premiums that do not exceed the cost of insurance assessed during the respective Policy Year.
b = 1% of premiums in excess of the cost of insurance assessed during that Policy Year.
c = Up to 0.25% per year of the average Cash Value of a Policy during a Policy Year.
X = 20% of the first Policy Year premiums received up to an amount that equals: the planned annual premium reduced by the cost of insurance charge, the monthly administrative charge, premium loads assessed, and any premiums paid less frequently than monthly.
Y = 2% of any unscheduled premiums received.
Z = 1% of premiums equal to the monthly administrative charge and the premium loads on those charges and the cost of insurance.
Compensation Paid to Selling Firms and Other Intermediaries
MetLife enters into arrangements concerning the sale, servicing and/or renewal of MetLife group insurance and certain other group-related products (“Products”) with brokers, agents, consultants, third party administrators, general agents, associations, and other parties that may participate in the sale, servicing and/or renewal of such products (each, an “Intermediary”). MetLife may pay your Intermediary compensation, which may include, among other things, base compensation, supplemental compensation and/or a service fee. MetLife may pay compensation for the sale, servicing and/or renewal of Products, or remit compensation to an Intermediary on your behalf. Your Intermediary may also be owned by, controlled by or affiliated with another person or party, which may also be an Intermediary and who may also perform marketing and/or administration services in connection with your Products and be paid compensation by MetLife.
Base compensation, which may vary from case to case and may change if you renew your Products with MetLife, may be payable to your Intermediary as a percentage of premium or a fixed dollar amount. MetLife may also pay your Intermediary compensation that is based upon your Intermediary placing and/or retaining a certain volume of
52

business (number of Products sold or dollar value of premium) with MetLife. In addition, supplemental compensation may be payable to your Intermediary for eligible Products. Under MetLife’s current supplemental compensation plan (“SCP”), the amount payable as supplemental compensation may range from 0% to 8% of premium. The supplemental compensation percentage may be based on one or more of: (1) the number of Products sold through your Intermediary during a one-year period or other defined period; (2) the amount of premium or fees with respect to Products sold through your Intermediary during a one-year period; (3) the persistency percentage of Products in force through your Intermediary during a one-year period; (4) the block growth of the Products in force through your Intermediary during a one-year period; (5) premium growth during a one-year period; or (6) a flat amount, fixed percentage or sliding scale of the premium for Products as set by MetLife. The supplemental compensation percentage will be set by MetLife based on the achievement of the outlined qualification criteria and it may not be changed until the following SCP plan year. As such, the supplemental compensation percentage may vary from year to year, but will not exceed 8% under the current supplemental compensation plan.
The cost of supplemental compensation is not directly charged to the price of our Products, except as an allocation of overhead expense, which is applied to all eligible group insurance Products, whether or not supplemental compensation is paid in relation to a particular sale or renewal. As a result, your rates will not differ by whether or not your Intermediary receives supplemental compensation. If your Intermediary collects the premium from you in relation to your Products, your Intermediary may earn a return on such amounts. Additionally, MetLife may have a variety of other relationships with your Intermediary or its affiliates, or with other parties, that involve the payment of compensation and benefits that may or may not be related to your relationship with MetLife (e.g., insurance and employee benefits exchanges, enrollment firms and platforms, sales contests, consulting agreements, participation in an insurer panel, or reinsurance arrangements).
More information about the eligibility criteria, limitations, payment calculations and other terms and conditions under MetLife’s base compensation and supplemental compensation plans can be found on MetLife’s Web site at www.metlife.com/business-and-brokers/broker-resources/broker-compensation. Questions regarding Intermediary compensation can be directed to ask4met@metlifeservice.com, or if you would like to speak to someone about Intermediary compensation, please call (800) ASK 4MET. In addition to the compensation paid to an Intermediary, MetLife may also pay compensation to your representative. Compensation paid to your representative is for participating in the sale, servicing, and/or renewal of products, and the compensation paid may vary based on a number of factors including the type of product(s) and volume of business sold. If you are the person or entity to be charged under an insurance policy or annuity contract, you may request additional information about the compensation your representative expects to receive as a result of the sale or concerning compensation for any alternative quotes presented, by contacting your representative or calling (866) 796-1800.
Commissions and other incentives or payments described above are not charged directly to Owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy.
The Statement of Additional Information contains additional information about the compensation paid for the sale of the Policies.
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GENERAL PROVISIONS OF THE GROUP CONTRACT
Issuance
The Group Contract will be issued upon receipt of a signed application for Group Insurance signed by a duly authorized officer of the employer, and acceptance by a duly authorized officer of the Company at its Administrative Office.
Premium Payments
The Contractholder will remit planned premium payments for Insureds of the Contractholder or an associated company in an amount authorized by the employee to be deducted from his or her wages. All planned premiums under a Group Contract must be specified in advance. The planned premium payment interval is agreed to by the Contractholder and us. Before each planned payment interval, we will furnish the Contractholder with a statement of the planned premium payments to be made under the Group Contract or such other notification as has been agreed to by the Contractholder and us.
Grace Period
If the Contractholder does not remit planned premium payments in a timely fashion, the Group Contract will be in default. A grace period of 31 days begins on the date that the planned premiums were scheduled to be remitted. If the Contractholder does not remit premiums before the end of the grace period, the Group Contract will terminate. If the Group Contract provides for automatic continuation of coverage, the insurance coverage provided by the Policy will continue as an Individual Policy following the Group Contract’s termination, provided such insurance is not surrendered or cancelled by the Owner and provided the Owner pays the premium directly to the Company. If the Group Contract does not provide for automatic continuation of coverage, your Policy will cease and continuation of coverage may depend upon whether there is a succeeding plan of insurance. (See “Conversion Right Upon Termination of the Group Contract or Change in Insured’s Eligibility.”)
Termination
Except as described in “Grace Period” above, the Group Contract will be terminated immediately upon default. In addition, we may end a Group Contract or any of its provisions on 31 days’ notice. Some Group Contracts provide that if the Group Contract terminates, any Certificates in effect will remain in force on an individual basis, unless such insurance is surrendered or cancelled by the Owner. If a Certificate was issued in connection with such a Group Contract and if allowed by state law, the Certificate will be amended automatically to continue in force as an Individual Policy that will provide benefits that are identical to those provided under the Certificate. Other Group Contracts may not have such a continuation provision and if the Group Contract terminates, your Certificate will cease. If there is a succeeding plan of insurance, we will pay the succeeding carrier the Cash Surrender Value of your Certificate. If there is no succeeding carrier, or the succeeding carrier is unable to accept such Cash Surrender Value, we will pay the Cash Surrender Value to you, unless you elect to take a paid-up insurance option using your Cash Surrender Value as a single premium. (See “Conversion Right Upon Termination of the Group Contract or Change in Insured’s Eligibility.”)
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Right to Examine Group Contract
The Contractholder may terminate the Group Contract within 20 days after receiving it, within 45 days after the application was signed or within 10 days of mailing a notice of the cancellation right, whichever is latest. To cancel the Group Contract, the Contractholder should mail or deliver the Group Contract to us at our Administrative Office.
Entire Contract
The Group Contract, with the attached copy of the Contractholder’s application and other attached papers, if any, is the entire contract between the Contractholder and us. All statements made by the Contractholder, any Owner or any Insured will be deemed representations and not warranties. Misstatements will not be used in any contest or to reduce a claim under the Group Contract, unless such misstatements are in writing. A copy of the application containing such misstatement must have been given to the Contractholder or to the Insured or to his Beneficiary, if any.
Incontestability
We cannot contest the Group Contract after it has been in force for two years from the date of issue.
Ownership of Group Contract
The Contractholder owns the Group Contract. The Group Contract may be changed or ended by agreement between us and the Contractholder without the consent of, or notice to, any person claiming rights or benefits under the Group Contract. However, the Contractholder does not have any ownership interest in the Polices issued under the Group Contract. The rights and benefits under the Policies inure to the benefit of the Owners, Insureds, and Beneficiaries as set forth herein and in the Policies.
GENERAL MATTERS RELATING TO THE POLICY
Postponement of Payments
We usually pay the amounts of any surrender, partial withdrawal, death benefit proceeds or loan within 7 days after we receive all applicable written notices, permitted telephone, fax or Internet request, and/or due proof of death of the Insured. We may postpone such payments, however, whenever:
•	the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC;
•	the SEC by order permits postponement for the protection of Owners; or
•	an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account’s net assets.
The Company may defer payments on any amount from the General Account for not more than six months.
Payments under the Policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared your bank. We may use telephone, fax, internet or other means of communications to verify that payment from your check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. You may avoid the possibility of delay in disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check. If mandated by
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applicable law, the Company may be required to block your account and thereby refuse to pay any request for transfer, surrender, partial withdrawal, loan or death proceeds, until instructions are received from appropriate regulators. We also may be required to provide information about you and your account to government regulators.
Transfers, surrenders and partial withdrawals payable from the General Account and the payment of Policy loans allocated to the General Account may, subject to certain limitations, be delayed for up to six months. However, if payment is deferred for 30 days or more, the Company will pay interest at the rate of not less than 2 1/2% per year for the period of the deferment.
STATE VARIATIONS
This Prospectus describes all material features of the Policy. However, we will also issue you a Policy (Certificate or Individual Policy), which is a separate document from the prospectus. There may be differences between the description of the Policy contained in this prospectus and the Policy issued to you due to differences in state law. Please consult your Policy for the provisions that apply in your state. You should contact our Administrative Office to review a copy of your Policy and any applicable endorsements and riders.
LEGAL PROCEEDINGS
In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.
It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MetLife Investors Distribution Company to perform its contract with the Separate Account or of MetLife to meet its obligations under the Policies.
FINANCIAL STATEMENTS
The financial statements of the Company, Metropolitan Tower Life Insurance Company and Paragon Separate Account B are contained in the Statement of Additional Information (SAI).
The financial statements of the Company and of Metropolitan Tower Life Insurance Company should be distinguished from the financial statements of the Separate Account, and should be considered only as bearing on the ability of the Company to meet its obligations under the Policies and of Metropolitan Tower Life Insurance Company, as guarantor, to meet its obligations under the guarantee agreement. For a free copy of these financial statements and/or the SAI, please call or write to us at our Administrative Office.
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GLOSSARY
Administrative Office — The service office of the Company. The mailing address is: MetLife GVUL; Suite 600; 11330 Olive Boulevard; St Louis, MO 63141. Unless another location is specified, all applications, notices and requests should be directed to the Administrative Office at the address above or, if permitted, to our facsimile number (866-347-4483). You may also contact us for information at 1-800-756-0124.
Attained Age — The Issue Age of the Insured plus the number of completed Policy Years.
Associated Companies — The companies listed in a Group Contracts specifications pages that are under common control through stock ownership, contract or otherwise, with the Contractholder.
Beneficiary  — The person(s) named in a Policy or by later designation to receive Policy proceeds in the event of the Insured’s death. A Beneficiary may be changed as set forth in the Policy and this Prospectus. Unless otherwise stated in the Policy, the Beneficiary has no rights in a Policy before the death of the Insured. If there is more than one Beneficiary at the death of the Insured, each will receive equal payments unless otherwise provided by the Owner.
Cash Value — The total amount that a Policy provides for investment at any time. It is equal to the total of the amounts credited to the Owner in the Separate Account, the General Account (if applicable), and in the Loan Account.
Cash Surrender Value — The Cash Value of a Policy on the date of surrender, less any Indebtedness.
Certificate  — A document issued to Owners of Policies issued under Group Contracts, setting forth or summarizing the Owner’s rights and benefits.
Contractholder  — The employer, association, sponsoring organization or trust that is issued a Group Contract.
Division  — A subaccount of the Separate Account. Each Division invests exclusively in an available underlying Portfolio.
Effective Date — The actual date coverage shall take effect which will be on or after the Issue Date.
Employee  — A person who is employed and paid for services by an employer on a regular basis. To qualify as an Employee, a person ordinarily must work for an employer at least 30 hours per week. MetLife may waive or modify this requirement at its discretion. An Employee may also include an independent contractor acting in many respects as an employee with a sponsoring employer. An Employee may include a partner in a partnership if the employer is a partnership.
Face Amount — The minimum death benefit under the Policy so long as the Policy remains in force.
Fund  — An underlying mutual fund in which the Separate Account assets are invested.
General Account — The Policy option where your money earns annual interest at a rate that will not be lower than the guaranteed minimum rate in effect on the issue date of your Group Policy, which in no event will be lower than 4%. We may credit higher rates of interest, but are not obligated to do so. This may not be available on all Policies as an option. The General Account is part of the Company’s general account.
Group Contract — A group flexible premium variable life insurance contract issued to the Contractholder by the Company.
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Indebtedness  — The sum of all unpaid Policy Loans and accrued interest charged on loans.
Individual Insurance–Insurance provided under a Group Contract or under an Individual Policy issued in connection with an employer-sponsored insurance program on an Employee or an Employee’s spouse.
Insured  — The person whose life is insured under a Policy. The term may include both an Employee and an Employee’s spouse.
Investment Start Date — The date the initial premium is applied to the General Account and/or to the Divisions of the Separate Account. This date is the later of the Issue Date or the date the initial premium is received at our Administrative Office.
Issue Age — The Insured’s Age as of the date the Policy is issued.
Issue Date — The Issue Date is the date from which Policy Anniversaries, Policy Years, and Policy Months are measured.
Loan Account — The account of the Company to which amounts securing Policy Loans are allocated. It is a part of the Company’s general account assets.
Loan Value — The maximum amount that may be borrowed under a Policy after the first Policy Anniversary.
Maturity Date — The Policy Anniversary on which the Insured reaches Attained Age 95.
Monthly Anniversary — The same date in each succeeding month as the Issue Date except that whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed the next Valuation Date. If any Monthly Anniversary would be the 29th, 30th, or 31st day of a month that does not have that number of days, then the Monthly Anniversary will be the last day of that month.
Net Premium — The premium less any premium expense charge, any charge to compensate us for anticipated higher corporate income taxes resulting from the sale of a Policy and, for Policies with Group A or Group B charge structure, any charge for premium taxes.
Owner (or you) — The Owner of a Policy, as designated in the application or as subsequently changed.
Policy  — Either the Certificate or the Individual Policy offered by the Company and described in this Prospectus. Under Group Contracts, the Policy may be issued on the employee or on the employee’s spouse.
Policy Anniversary — The same date each year as the Issue Date.
Policy Month — A month beginning on the Monthly Anniversary.
Policy Year — A period beginning on a Policy Anniversary and ending on the day immediately preceding the next Policy Anniversary.
Portfolio  — A portfolio represents a class (or series) of stock of a Fund in which a Division's assets are invested.
SEC (or the Commission) — The Securities and Exchange Commission.
Separate Account — Paragon Separate Account B, a separate investment account established by the Company to receive and invest the net premiums paid under the Policy.
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Spouse — An employee’s legal spouse. The term does not include a spouse who is legally separated from the employee.
Valuation Date — Each day that the New York Stock Exchange is open for regular trading.
Valuation Period — The period between two successive Valuation Dates, commencing at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on a Valuation Date and ending at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Date.
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APPENDIX A: PORTFOLIOS AVAILABLE UNDER THE POLICY
The following is a list of the Portfolios currently available under the Policy. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at dfinview.com/metlife/tahd/MET000232. You can also request this information at no cost by calling (800) 756-0124 or by sending an email request to GVUL-eservice@metlifecommercial.com.
The current expenses and performance information below reflects fees and expenses of the Portfolios, but does not reflect the other fees and expenses that the Policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.
FUND TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2021)
			1 YEAR	5 YEAR	10 YEAR
US Equity	Contrafund ® Portfolio - Initial Class Fidelity Management & Research Company LLC Subadviser: FMR UK, FMR HK, FMR Japan	0.60%	27.83%	20.17%	16.64%
US Equity	Equity-Income Portfolio - Initial Class Fidelity Management & Research Company LLC Subadviser: FMR UK, FMR HK, FMR Japan	0.51%	24.89%	11.95%	12.53%
Allocation	Freedom 2010 Portfolio - Initial Class Fidelity Management & Research Company LLC	0.42%	5.89%	8.46%	7.67%
Allocation	Freedom 2020 Portfolio - Initial Class Fidelity Management & Research Company LLC	0.50%	9.47%	10.68%	9.26%
Allocation	Freedom 2030 Portfolio - Initial Class Fidelity Management & Research Company LLC	0.57%	12.37%	12.76%	11.09%
Allocation	Freedom 2040 Portfolio - Initial Class Fidelity Management & Research Company LLC	0.65%	17.83%	15.01%	12.67%
Allocation	Freedom 2050 Portfolio - Initial Class Fidelity Management & Research Company LLC	0.65%	17.83%	14.99%	12.83%
US Fixed Income	Government Money Market Portfolio - Initial Class Fidelity Management & Research Company LLC Subadviser: FMR UK, FMR HK, FMR Japan	0.23%	0.01%	0.93%	0.51%
US Equity	Growth Portfolio - Initial Class Fidelity Management & Research Company LLC Subadviser: FMR UK, FMR HK, FMR Japan	0.61%	23.21%	26.29%	19.70%
US Fixed Income	High Income Portfolio - Initial Class Fidelity Management & Research Company LLC Subadviser: FMR UK, FMR HK, FMR Japan	0.67%	4.41%	5.01%	5.61%
US Equity	Index 500 Portfolio - Initial Class Fidelity Management & Research Company LLC Subadviser: Geode Capital Management, LLC	0.10%	28.58%	18.34%	16.44%
US Fixed Income	Investment Grade Bond Portfolio - Initial Class Fidelity Management & Research Company LLC Subadviser: FMR UK, FMR HK, FMR Japan	0.39%	-0.61%	4.33%	3.54%
US Fixed Income	Limited-Term Bond Portfolio* - X T. Rowe Price Associates, Inc. Subadviser: T. Rowe Price Hong Kong Limited	0.50%	0.13%	2.27%	1.62%
A-1

FUND TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2021)
			1 YEAR	5 YEAR	10 YEAR
US Equity	MetLife Russell 2000® Index Portfolio - Class A Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.30%	14.52%	11.93%	13.20%
US Equity	Mid Cap Portfolio - Initial Class Fidelity Management & Research Company LLC Subadviser: FMR UK, FMR HK, FMR Japan	0.61%	25.60%	13.60%	13.29%
US Equity	Mid-Cap Growth Portfolio*(1) - X T. Rowe Price Associates, Inc. Subadviser: T. Rowe Price Investment Management, Inc.	0.84%	14.85%	17.94%	16.36%
Allocation	Moderate Allocation Portfolio* - X T. Rowe Price Associates, Inc. Subadviser: T. Rowe Price Hong Kong Limited & T. Rowe Price Investment Management, Inc.	0.85%	10.06%	10.98%	9.85%
International Equity	Overseas Portfolio - Initial Class Fidelity Management & Research Company LLC Subadviser: FMR UK, FMR HK, FMR Japan, FIA, FIA(UK) and FIJ	0.77%	19.70%	14.44%	10.83%
Sector	Real Estate Portfolio - Initial Class Fidelity Management & Research Company LLC Subadviser: FMR UK, FMR HK, FMR Japan	0.64%	38.99%	9.33%	10.41%
US Equity	Value Portfolio - Initial Class Fidelity Management & Research Company LLC Subadviser: FMR UK, FMR HK, FMR Japan	0.64%	30.07%	12.72%	13.70%
*	The Portfolio is subject to an expense reimbursement or fee waiver arrangement. The annual expenses shown reflect temporary fee reductions.
(1)	T. Rowe Price Mid-Cap Growth closed to new investment including dollar cost averaging and rebalancing.
A-2

To learn more about the Policy, you should read the SAI dated the same date as this Prospectus and is incorporated by reference into this Prospectus. It includes additional information about the Policies and the Separate Account. For a free copy of the SAI, please visit dfinview.com/metlife/tahd/MET000232 or call 1-800-756-0124 or write to us at our Administrative Office. To receive free personalized illustrations of death benefits and Cash Values, and to request other information about the Policy or to make inquiries, please call 1-800-756-0124 or write to us at our Administrative Office. The mailing address for our Administrative Office is: MetLife GVUL; Suite 600; 11330 Olive Boulevard; St Louis, MO 63141.
Reports and other information about the Separate Account are available on the Commission’s website at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
EDGAR ID: C000018816

May 1, 2022
Group And Individual Flexible Premium Variable Life Insurance Policies (Putnam)
Issued by Paragon Separate Account B of
Metropolitan Life Insurance Company
Direct All Correspondence And Inquiries To The Administrative Office:
METLIFE GVUL
Administrative Office, Suite 600, 11330 Olive Boulevard, St. Louis, MO 63141
Phone number: (800) 756-0124
PROSPECTUS
This Prospectus describes flexible premium variable life insurance policies (the “Contracts”) offered by Metropolitan Life Insurance Company (the “Company,” “Metropolitan Life,” “MetLife,” “we,” “our,” or “us”) which are designed for use in employer-sponsored insurance programs. When a Group Contract is issued, Certificates showing the rights of the Owners and/or Insureds will be issued under the Group Contract. We will amend a Certificate issued under a Group Contract so that it will continue in force as an Individual Policy in certain circumstances. The terms of the Certificate and the Individual Policy differ only with respect to provisions relating to the Group Contract that do not apply to the Individual Policy. Definitions of Group Contract, eligible participants, actively at work requirement, and the provisions regarding termination of the Group Contract do not appear in the Individual Policy. The Certificate and the Individual Policy are collectively referred to in this Prospectus as “Policy” or “Policies.”
This Prospectus also describes a guarantee provided by Metropolitan Tower Life Insurance Company (“Met Tower” or the “Guarantor”) of MetLife’s obligations under certain Policies originally issued by Paragon Life Insurance Company and assumed by MetLife as a result of the merger of Paragon Life Insurance Company with MetLife on May 1, 2006, with MetLife as the surviving company.
The Policy is a long-term investment designed to provide significant life insurance benefits for the Insured. This Prospectus provides information that a prospective owner should know before investing in the Policy. An Owner (also “you”) should consider the Policy in conjunction with other insurance you own.
If you are a new investor in the Policy, you may cancel your Policy generally within 20 days (or such longer period as state law requires) of your receipt of the Policy or, if later, 45 days after you sign the application for coverage. You may return the Policy during this period for a refund. We will refund an amount equal to all premiums paid under the Policy. You should review this Prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.
You may allocate net premiums to the Divisions (Divisions may be referred to as “Investment Divisions” in your Policy and marketing materials) of Paragon Separate Account B (the “Separate Account”). Each Division invests solely in a Portfolio of a Fund listed in Appendix A below.
Please note that the Policy and the Portfolios are not guaranteed to achieve their goals, are not federally insured, are not endorsed by any bank or government agency, and are subject to risks, including the loss of the amount invested.
Additional information about certain investment products, including variable life insurance, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
The Securities and Exchange Commission (“SEC”) has not approved or disapproved the policy or determined that this prospectus is adequate or complete. Any representation to the contrary is a criminal offense.

2

3

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE POLICY
	FEES AND EXPENSES			LOCATION IN PROSPECTUS
Charges for Early Withdrawal	None			—
Transaction Charges	You may be subject to transaction charges that may apply if you surrender your Policy or make a partial withdrawal. You also may be charged for other transactions, such as when you make a premium payment, transfer cash value between investment options, or exercise your Accelerated Death Benefit Settlement Option Rider.			“Charges and Deductions — Transaction Charges”
Ongoing Fees and Expenses (annual charges)	In addition to charges described above, an investment in the Policy is subject to certain ongoing fees and expenses, including a mortality and expense risk charge, and a monthly deduction covering the cost of insurance under the Policy, monthly administrative charge and optional benefits added by rider, and such fees and expenses are set based on characteristics of the Insured (e.g., the age and rate class of the covered person) as well as the Group characteristics. Please refer to the specifications page of your Policy for applicable rates.

	You will also bear expenses associated with the Portfolios available under your Policy, as shown in the following table:			“Charges and Deductions–Monthly Deduction” “Charges and Deductions – Mortality and Expense Risk Charge” “Charges and Deductions – Portfolio Charges and Expenses”
	ANNUAL FEE	MIN	MAX
	Investment options (Portfolio fees and charges)	0.44%	1.33%
	RISKS			LOCATION IN PROSPECTUS
Risk of Loss	You can lose money by investing in this Policy.			“Principal Risks”
Not a Short-Term Investment	The Policies are designed to provide insurance protection. They should not be used as a short-term investment or if you need ready access to cash, because you will be charged when you make premium payments and you will also pay a transaction fee on partial withdrawals.			“Principal Risks”
Risks Associated with Investment Options	An investment in this Policy is subject to the risk of poor investment performance and can vary depending on the performance of the Portfolios available under the Policy. Each investment option has its own unique risks. You should review the investment options before making an investment decision.			“Principal Risks”
Insurance Company Risks	Investments in the Policy are subject to the risks related to Metropolitan Life including any, guarantees, and benefits of the Policy, which are subject to the claims paying ability of Metropolitan Life. If Metropolitan Life experiences financial distress, it may not be able to meet its obligations to you. More information about Metropolitan Life, including its financial strength ratings, is available upon request by calling call 1-800-756-0124 or visiting: https://www.metlife.com/about-us/corporate-profile/ratings/.			“Principal Risks”
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	RISKS	LOCATION IN PROSPECTUS
Contract Lapse	Your Policy may lapse if you have paid an insufficient amount of premiums or if the investment experience of the Portfolios is poor and the cash surrender value under your Policy is insufficient to cover the monthly deduction. Lapse of a Policy on which there is an outstanding loan may have adverse tax consequences. If the Policy lapses, no death benefit will be paid. A Policy may be reinstated if the conditions for reinstatement are met including the payment of required premiums.	“Principal Risks”
	RESTRICTIONS	LOCATION IN PROSPECTUS
Investments	At the present time, no charge is assessed against the cash value of a Policy when amounts are transferred among the Divisions of the Separate, but we reserve the right to impose a charge of $25 to cover administrative costs incurred in processing any transfer in excess of 12 in a Policy year. Policy owners may transfer cash value between and among the investment. Restrictions may apply to frequent transfers.

	Metropolitan Life reserves the right to remove or substitute portfolio companies as investment options that are available under the Policy.	“Features of the Policy - Transfers”
Optional Benefits	Rider availability is subject to your employer making the rider available. Depending upon your employer’s requirements, certain Policy riders may only be able to be added to in force Policies during the employer’s annual enrollment. You should check with your employer regarding the availability of riders.	“Features of the Policy -Additional Benefits and Riders”
	TAXES	LOCATION IN PROSPECTUS
Tax Implications	Consult with a tax professional to determine the tax implications of an investment in and payments received under this Policy.

Withdrawals will be subject to ordinary income tax, and may be subject to tax penalties.

	Lapse of a Policy on which there is an outstanding loan may have adverse tax consequences	“Federal Tax Matters”
	CONFLICTS OF INTEREST	LOCATION IN PROSPECTUS
Investment Professional Compensation	Your investment professional may receive compensation relating to your ownership of a Policy, both in the form of commissions and continuing payments. These investment professionals may have a financial incentive to offer or recommend the Policy over another investment.	“Distribution of the Policies”
Exchanges	Some investment professionals may have a financial incentive to offer you a new policy in place of your current Policy. You should only exchange your Policy if you determine, after comparing the features, fees, and risks of both policies, that it is better for you to purchase the new policy rather than continue to own your existing Policy.	“Distribution of the Policies“
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OVERVIEW OF THE POLICY
Purpose of the Policy
The Policy is designed for use in employer-sponsored life insurance programs to provide employees who elect coverage tax deferred accumulation of assets through an investment portfolio and a death and/or other benefits. The Policy may be appropriate for an investor who has a longer time horizon, is not purchasing the Policy for short-term liquidity needs and desires life insurance coverage.
Premium Payments
Where provided by an employer, the minimum initial premium and the planned premium will be remitted to us by the employer on your behalf pursuant to a premium payment schedule (the “Payroll Deduction Plan”). You must authorize the amount of the premiums remitted by the employer. If the employer does not provide a Payroll Deduction Plan, you must pay the minimum premium and the planned premium directly to us. In addition to planned premiums, you may send unscheduled premium payments directly to us at any time and in any amount, subject to the minimum and maximum premium limitations. No insurance will take effect until the minimum initial premium set forth in the specifications pages of the Policy is paid, and the health and other conditions, including eligibility of the Insured described in the application for insurance, must not have changed. The Contractholder or employer will pay the initial premium on your behalf. The initial premium for a Policy must at least equal one-twelfth (1/12th) of the planned annual premium for the Policy set forth in the specifications pages. Every premium payment (other than a planned premium) paid must be at least $20. We will not accept any premium payment that would cause your total premiums to exceed current maximum premium limitations that qualify the Policy as life insurance according to federal tax laws. The planned premium is an amount that you arrange to pay for the Policy that is based on the requested initial Face Amount, the Issue Age of the Insured and the charges under the Policy. You are not required to pay premiums equal to the planned premium. Premium payments made directly to us should be sent to our Administrative Office. The payment of a given premium will not necessarily guarantee that your Policy will remain in force. Rather, this depends on the Policy’s cash surrender value. Insufficient premiums may result in lapse of the Policy. Premiums may be allocated among the investment options. Additional information about each Portfolio including its Portfolio type, advisers and any sub-advisers as well as current expenses and certain performance information is included in Appendix A.
Features of the Policy
The Policy has a number of features designed to provide lifetime insurance coverage as well as maximum flexibility in connection with premium payments and death benefits, including flexibility to change the type and amount of the death benefit; flexibility in paying premiums; loan privileges; surrender privileges; and optional insurance benefits.
Standard Death Benefit. We pay death benefit proceeds to the Beneficiary once we have received satisfactory proof of the Insured’s death, or to you, before the Insured’s death and under circumstances described in available riders. The death benefit proceeds equal the death benefit PLUS any additional benefit provided by rider and MINUS any outstanding Indebtedness and any unpaid monthly deductions.
You may choose between two standard death benefit options available under the Policy. After the first Policy Anniversary, you may change the death benefit option while the Policy is in force. Changing the death benefit option may have tax consequences. We calculate the amount payable under each death benefit option as of the end of the Valuation Period that includes the Insured’s date of death.
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•	Death Benefit Option A is a “Level Type” death benefit equal to the Face Amount of the Policy, or, if greater, a percentage of Cash Value based on federal tax law requirements.
•	Death Benefit Option B is an “Increasing Type” death benefit equal to the Face Amount of the Policy plus the Cash Value or, if greater, a percentage of Cash Value based on federal tax law requirements. This option is the only option presented for purchase for certain Group Contracts and employer-sponsored programs.
So long as a Policy remains in force, the death benefit under either option will be at least equal to the current Face Amount. The death benefit will never be less than the minimum amount required for the Policy to be treated as life insurance under U.S. Federal income tax rules, as in effect on the date the Policy was issued.
Surrenders. At any time that a Policy is in effect, you may elect to surrender the Policy and receive its Cash Surrender Value. A surrender may have tax consequences.
Partial Withdrawals. After the first Policy Year, you may request to withdraw part of the Cash Surrender Value once each Policy Month. Partial withdrawals may have federal income tax consequences and may increase the risk that your Policy will lapse (terminate without value).
Transfers. Subject to certain restrictions, you may transfer Cash Value among the Divisions of the Separate Account. (An Owner has additional transfer rights under the Policy, including, but not limited to, the conversion privilege by which, within the first two years of the Issue Date of the Policy, an Owner may, upon written request, convert a Policy still in force to a fixed benefit life insurance policy.) We may restrict transfers in the future or even revoke the transfer privilege for certain Policy Owners. For additional information on the restrictions we may impose on transfers and the costs and risks to you that can result from disruptive trading activities, see “Transfers”.
Loans. After the first Policy Anniversary, you may borrow against the Cash Value of the Policy. We transfer a portion of the Cash Value equal to the amount of the loan, and an amount equal to the present value of the loan interest due, from each Division of the Separate Account to the Loan Account as collateral for the loan. The maximum amount you may borrow is an amount equal to 85% of the Cash Value on the date the loan is requested less any outstanding Indebtedness. We charge interest on the amount of the Policy Loan at an annual rate of 8%. We will credit interest on amounts in the Loan Account at an annual rate of at least 5%. Loans may have tax consequences.
Additional Benefits and Riders. We offer several optional insurance benefits and riders that provide supplemental benefits under the Policy. These are the Waiver of Monthly Deductions Rider and the Accelerated Death Benefit Settlement Option Rider. We generally deduct any monthly charges for these options and riders from the Cash Value as part of the monthly deduction. These riders may not be available in all states and some Group Contracts may not offer certain riders. Please contact us at our Administrative Office for further details.
FEE TABLES
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Policy. We may charge fees and use rates that are lower than the maximum guaranteed charges reflected in the tables. Please refer to your Policy specification page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the Policy, surrender or make withdrawals from the Policy, or transfer cash between investment options.
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Transaction Charges
Charge	When Charge Deducted	Maximum Amount Deducted
Maximum Premium Expense Charge (load)
• For Policies issued under Group Contracts	Upon Receipt of Premium Payment	1.00% of each premium payment
• For Policies treated as individual contracts under Omnibus Budget Reconciliation Act of 1990		2.00% of each premium payment
Premium Tax Charge	Upon Receipt of Premium Payment	2.00% of each premium payment
Partial Withdrawal Charge	Upon each partial withdrawal from the Policy	$25 (1)
Transfer Charge	Upon transfer in excess of 12 in a Policy Year	$25 per transfer(2)
Accelerated Death Benefit Settlement Option Rider Administrative Charge	At the time an accelerated death benefit is paid	$100 (2)
(1)	The partial withdrawal charge is equal to the lesser of $25 or 2% of the amount of the withdrawal.
(2)	We do not currently impose this charge.
The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy not including Portfolio fees and expenses.
Periodic Charges Other Than Annual Portfolio Expenses
Charge	When Charge Deducted	Maximum Amount Deducted
Base Contract Charge:
Cost of Insurance(1)
• Minimum and Maximum Charge	Monthly	$0.15 to $31.67 per $1,000 of net amount at risk
• Charge for a Representative Insured(2)		$0.45 per $1,000 of net amount at risk
Administrative Charge(3)	Monthly	$6.00
Mortality and Expense Risk Charge(4)	Daily	0.90% (annually) of the net assets of each Division of the Separate Account
Loan Interest Spread(5)	Each Policy Anniversary	3.0%
Optional Benefit Charges:
Waiver of Monthly Deductions During Total Disability Rider(1)
• Minimum and Maximum Charge(6)	Monthly	$0.04 to $0.24 per $1,000 of net amount at risk
• Charge for a Representative Insured(2)		$0.06 per $1,000 of net amount at risk
(1)	Cost of insurance rates vary based on the Insured’s attained age and rate class. The cost of insurance charges shown in the table may not be typical of the charges you will pay. More detailed information concerning your cost of insurance charges is available on request from our Administrative Office.
(2)	A representative Insured is a person with an attained age of 45, actively at work.
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(3)	The maximum administrative charge we can apply to Policies under any Group Contract can vary but will not exceed the amounts in the table. Please refer to your Policy Schedule Page for the administrative charge that applies to your Policy.
(4)	The Mortality and Expense Risk Charge is currently 0.75% (annually) of the net assets of each Division of the Separate Account.
(5)	The maximum amount of interest we charge is 8% and the minimum amount of interest we credit is 5% for a maximum loan interest spread of 3%.
(6)	The maximum charge for this rider does not increase the maximum charge outlined under the maximum charge of the Cost of Insurance Charge.
The next table shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Policy. A complete list of the Portfolios available under the Policy, including their annual expenses, may be found in Appendix A at the back of this document.
Annual Portfolio Operating Expenses
	Minimum	Maximum
Annual Portfolio Expenses (as a percentage of average net assets) (expenses that are deducted from Portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.44%	1.33%
PRINCIPAL RISKS
Investment Risk
If you invest your Cash Value in one or more Divisions of the Separate Account, then you will be subject to the risk that the investment performance of the Divisions will be unfavorable and that the Cash Value will decrease. An investment in this Policy is subject to the risk of poor investment performance and can vary depending on the performance of the Portfolios available under the Policy. Each investment option has its own unique risks. You should review the investment options before making an investment decision. A comprehensive discussion of the risks of each of the Portfolios may be found in each Portfolio's prospectus. Please refer to the prospectuses for the Portfolios for more information. There is no assurance that any of the Portfolios will achieve its stated investment objective. In addition, we deduct Policy fees and charges from your Cash Value, which can significantly reduce your Cash Value. During times of poor investment performance, this deduction will have an even greater impact on your Cash Value. You could lose everything you invest and your Policy could lapse without value, unless you pay additional premium.
Risk of an Increase in Current Fees And Expenses
Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. In the future, we may increase these current charges up to the guaranteed (that is, maximum) levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.
Policy Lapse
If your Cash Surrender Value is not enough to pay the monthly deduction and other charges, your Policy may enter a 62-day grace period. A shorter grace period applies to the Contractholder (the employer) of the Group Contract. We will notify you that the Policy will lapse (terminate without value) unless you make sufficient payment during the grace period. Your Policy also may lapse if your Indebtedness exceeds your Cash Value on any Monthly Anniversary. If either of these situations occurs, your Policy will be in default and you must pay a specified amount of new premium to prevent your Policy from lapsing. Subject to certain conditions and our underwriting rules, you
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may reinstate a lapsed Policy within five years after the date of lapse and before the Maturity Date. In certain situations your Policy may also terminate if your employer ends its participation in the Group Policy.
Limitations on Access to Cash Value
We limit partial withdrawals of cash value from the Policies. You may not take a partial withdrawal in the first Policy year. Thereafter, you may make up to one partial withdrawal each Policy Month. The minimum amount of a partial withdrawal, net of any transaction charges, is currently $200. The minimum amount that can be withdrawn from any one Division is the lesser of $50 or the Policy’s Cash Value in that Division. The maximum amount that can be withdrawn, including the partial withdrawal transaction charge, is the Loan Value.
Limitations on Transfers
We do not currently charge for transfers, but we reserve the right to charge up to $25 per transfer to cover administrative costs incurred in processing any transfer in excess of 12 in a Policy year, except for transfers under the Automated Investment Strategies. We have adopted procedures to limit excessive transfer activity. In addition, each Fund may restrict or refuse certain transfers among, or purchases of shares in their Portfolios as a result of certain market timing activities. You should read each Portfolio’s prospectus for more details. The minimum amount that you must transfer is currently $250, or, if less, the Policy’s Cash Value in a Division.
Tax Treatment
To qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code (the “Code”). Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so. The insurance proceeds payable upon death of the Insured will never be less than the minimum amount required for a Policy to be treated as life insurance under section 7702 of the Code, as in effect on the date the Policy was issued.
Depending on the total amount of premiums you pay, the Policy may be treated as a “modified endowment contract” (“MEC”) under Federal tax laws. If a Policy is treated as a MEC, then surrenders, partial withdrawals and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial withdrawals, and loans taken before you reach age 59 1/2.
Under current Federal income tax law, the taxable portion of distributions from variable life contracts is taxed at ordinary income tax rates and does not qualify for the reduced tax rate applicable to long-term capital gains and dividends.
You should consult a qualified tax adviser for assistance in all Policy-related tax matters.
Surrender and Partial Withdrawals (Short-Term Investment Risk)
We designed the Policy to meet long-term financial goals. To best realize the benefits available through the Policy, including the benefit of tax deferred build-up of Cash Value, you should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Policy in the near future. The Policy is not suitable as a short-term savings vehicle. A surrender, in whole or in part, may have tax consequences and may increase the risk that your Policy will lapse.
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We assess a partial withdrawal transaction charge equal to the lesser of $25 or 2% of the amount withdrawn. A partial withdrawal may reduce the Face Amount as well as the death benefit. In certain circumstances, the reduction of the death benefit resulting from a partial withdrawal also may affect the cost of insurance charge and the amount of insurance protection afforded under a Policy. Partial withdrawals may have tax consequences and may increase the risk that your Policy will lapse.
Loans
A Policy Loan, whether or not repaid, will affect Cash Value over time because we subtract the amount of the Policy Loan from the Divisions of the Separate Account and hold that amount in the Loan Account. This loan collateral does not participate in the investment performance of the Divisions of the Separate Account.
We reduce the amount we pay on the Insured’s death, surrender, or the maturity of the Policy, by the amount of any Indebtedness. Your Policy may lapse (terminate without value) if the Indebtedness exceeds the Cash Value on any Monthly Anniversary.
A Policy Loan may have tax consequences. If you surrender the Policy or allow the Policy to lapse or if the Policy terminates while a Policy Loan is outstanding, the amount of the outstanding Indebtedness, to the extent it has not previously been taxed, will be added to any amount you receive and taxed accordingly.
Pandemics and Other Public Health Issues
The pandemic spread of the novel coronavirus COVID-19 has caused and may continue to cause illnesses and deaths. This pandemic, other pandemics, and their related major public health issues, and governmental, business and consumer reactions to them, have affected and may continue to have a major impact on the global economy and financial markets. Governmental and non-governmental organizations may not effectively combat the spread and severity of such a pandemic, increasing uncertainty, and creating the potential for more rapid changes to which the Company may find it more difficult to adjust. For example, regulatory action in response to pandemics or other health issues may impose new requirements affecting the Company's obligations under your Policy, exposing the Company to risks and costs that the Company is unable to foresee or underwrite.
Cybersecurity
Our business is highly dependent upon the effective operation of our information systems, and those of our service providers, vendors, and other third parties. Cybersecurity breaches of such systems can be intentional or unintentional events, and can occur through unauthorized access to computer systems, networks or devices; infection from computer viruses or other malicious software code; or attacks that shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality and our disaster recovery systems may be insufficient to safeguard our ability to conduct business. Cybersecurity breaches can interfere with our processing of Policy transactions, including the processing of transfer orders from our website or with the Portfolios; impact our ability to calculate Accumulation Unit Values; cause the release and possible loss or destruction of confidential Policy Owner or business information; impede order processing or cause other operational issues; and result in regulatory enforcement actions or new laws or regulations which could increase our compliance costs. Although we continually make efforts to identify and reduce our exposure to cybersecurity risk, and we require our critical vendors to implement effective cybersecurity and data protection measures, there is no guarantee that we will be able to successfully manage this risk at all times.
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Insurance Company Risks
Policies are subject to the risks related to Metropolitan Life, including any obligations, guarantees, and benefits of the Policy, which are subject to the claims paying ability of Metropolitan Life. If Metropolitan Life experiences financial distress, it may not be able to meet its obligations to you. More information about Metropolitan Life, including its financial strength ratings, is available upon request by calling (800) 756-0124.
ISSUING THE POLICY
General Information
The Policies described in this Prospectus are designed for use in employer-sponsored insurance programs and are issued in the form of Certificates pursuant to Group Contracts entered into between the Company and Contractholders.
The Contractholder (employer) owns the Group Contract, but does not have any ownership interest in the Policies issued under the Group Contract. Rights and benefits under the Policies inure to the benefit of the Owners (generally, Employees), Insureds and Beneficiaries as set forth herein.
Generally, a Policy is available for Insureds between Issue Ages 17-70 who supply satisfactory evidence of insurability. We may issue Policies to individuals falling outside that range of Issue Ages, or decline to issue Policies to individuals within that range of Issue Ages. The Insured under a Policy is usually an employee of the Contractholder or sponsoring employer.
Currently, the minimum initial Face Amount is generally $25,000. The maximum Face Amount varies by Plan. We reserve the right to modify at any time our minimum Face Amount on new contracts. The Owner may change the Face Amount (subject to the minimum and maximum amounts applicable to his or her Policy) and the death benefit option, but in certain cases evidence of insurability may be required. (See “Policy Benefits — Standard Death Benefit.”)
On behalf of Owners, the Contractholder will make planned premium payments under the Group Contract equal to an amount authorized by Employees to be deducted from their wages. In addition, Owners may pay additional premiums.
Generally, if there is sufficient Cash Surrender Value, Individual Insurance under a Group Contract will continue should the Group Contract cease or the employee’s employment end. (See “Eligibility Change Conversion.”)
Procedural Information
We generally will issue a Group Contract to employers whose Employees meet the eligibility requirements for Owners (and/or Insureds) under the Group Contract. The class(es) of Employees covered by a particular Group Contract is/are set forth in that Group Contract’s specifications pages.
We will issue the Group Contract upon receipt and acceptance at our Administrative Office of an application for a group insurance signed by an appropriate officer of the employer. (See “General Provisions of the Group Contract — Issuance.”) Individuals (i.e., eligible Employees) wishing to purchase a Policy under a Group Contract must complete the appropriate application for individual insurance and submit it to our authorized representative or us at our Administrative Office. We will issue to each Contractholder a Certificate to give to each Owner.
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We will amend a Certificate issued under a Group Contract automatically so that it will continue in force as an Individual Policy with the same rights, benefits, and guaranteed charges:
•	to persons who wish to continue coverage after a Group Contract has terminated;
•	to persons who wish to continue coverage after they no longer are employed by the Group Contractholder.
Acceptance of an application is always subject to our underwriting rules, and we reserve the right to reject an application for any reason permitted by law.
Employee Eligibility. To be eligible to purchase a Policy, an Employee must be actively at work at the time he or she submits the application for Individual Insurance. In addition, the Contractholder may determine specific classes to which the Employee must belong to be eligible to purchase a Policy. “Actively at work” means that the Employee must work for the Contractholder or sponsoring employer at the Employee’s usual place of work (or such other places as required by the Contractholder or sponsoring employer) for the full number of hours and the full rate of pay set by the employment practices of the employer. Ordinarily the time worked per week must be at least 30 hours. We reserve the right to waive or modify the “actively at work” requirement.
The Contractholder also may require that an individual be its Employee as of a certain date or for a certain period of time. We will set forth this date or time period in the Group Contract specifications pages. Employees of any Associated Companies of the Contractholder will be considered Employees of the Contractholder. If the employer is a partnership, a partner may be an eligible Employee.
Guaranteed Issue. We generally will issue the Policy applied for by the Employee pursuant to our guaranteed issue underwriting procedure. We offer the guaranteed issue procedure only when an Employee is first given the opportunity to purchase a Policy. Under this procedure, the Employee is only required to answer qualifying questions in the application for Individual Insurance; the Employee is not required to submit to a medical or paramedical examination. The maximum Face Amount that an Employee can generally apply for under the guaranteed issue procedure (“Guaranteed Issue Amount”) varies by Group Contract or employer-sponsored insurance program.
Simplified Underwriting. We will follow simplified underwriting procedures rather than guaranteed issue procedures if:
•	the Face Amount exceeds the Guaranteed Issue Amount described above;
•	the Policy has previously been offered to the Employee;
•	the requirements for guaranteed issue set forth in the application for Individual Insurance are not met; or
•	the Policy is offered through programs for which guaranteed issue underwriting is not available.
Under simplified underwriting procedures, the Employee must respond satisfactorily to certain health questions in the application. A paramedical exam may be required. We will then determine whether a Policy can be issued. (The underwriting method followed will affect cost of insurance rates. See “Charges and Deductions — Cost of Insurance Rates.”)
Issue Date. The Issue Date is used to determine Policy Anniversaries, Policy Years, and Policy Months. The effective date for all coverage provided in the original application for Individual Insurance will not take effect until:
•	the appropriate application for Individual Insurance is signed;
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•	the initial premium has been paid prior to the Insured’s death;
•	the Insured is eligible for the Policy; and
•	the information in the application is determined to be acceptable to the Company.
Right to Examine Policy (Free Look Right)
Initial Free Look Period. The free look period begins when you receive your Policy. The free look period generally ends within 20 days (or such longer period as state law requires) of your receiving the Policy or, if later, 45 days after you sign the application for coverage. During the free look period, any premiums that we have received will be allocated to the Divisions of the Separate Account, in accordance with your instructions. You may return the Policy during this period for a refund. We will refund an amount equal to all premiums paid under the Policy.
To cancel the Policy, you should mail or deliver the Policy directly to us at our Administrative Office. A refund of premiums paid by check may be delayed until the check has cleared the Owner’s bank. (See “General Matters Relating to the Policy — Postponement of Payments.”)
Free Look for Increase in Face Amount. Similarly, you may cancel an increase in Face Amount within 20 days from the date the Owner received the new Policy specifications pages for the increase.
If you cancel the Face Amount increase, you may request that we refund the amount of the additional charges deducted in connection with the increase. If no request is made, we will increase the Policy’s Cash Value by the amount of these additional charges. We will allocate this amount among the Divisions in the same manner as it was deducted.
Ownership Rights
The Policy belongs to the person named in the application, unless later changed. The Owner is usually the same as the Insured unless the application specifies a different person as the Insured or the Owner is changed thereafter. If the Owner is not the Insured and dies before the Insured, the Owner’s interest will go to his or her estate unless otherwise provided. Before the Maturity Date, Owners may exercise their rights and privileges under the Policies, subject to the right of any assignee of record and any irrevocably designated Beneficiary. The principal rights of the Owner include selecting and changing the Beneficiary, changing the Owner, and assigning the Policy. Changing the Owner or assigning the Policy may have tax consequences. After the Maturity Date, the Owner cannot change the payee or the mode of payment of death benefit proceeds, unless otherwise provided in the Policy.
We reserve the right to limit or modify the manner in which an Owner may exercise the rights and privileges under the Policy. For example, we reserve the right to limit the number of Policy changes to one per Policy Year and to restrict such changes in the first Policy Year. Currently, no change may be made during the first Policy Year. For this purpose, changes include increases or decreases in Face Amount and changes in the death benefit option. No change will be permitted that would result in the death benefit under a Policy being included in gross income for failure to meet the requirements of Section 7702 of the Code or any applicable successor provision. We will send all reports and other notices described herein or in the Policy directly to the Owner.
Modifying The Policy
Any modification or waiver of our rights or requirements under the Policy must be in writing and signed by our president or a vice president. No agent may bind us by making any promise not contained in the Policy.
Upon notice to you, we may modify the Policy:
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•	to conform the Policy, our operations, or the Separate Account’s operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, or our Company, or the Separate Account is subject;
•	to assure continued qualification of the Policy as a life insurance contract under the Federal tax laws; or
•	to reflect a change in the Separate Account’s operation.
If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that governs the Policy, we reserve the right to amend the provision to conform to these laws.
PREMIUMS
Minimum Initial Premium
No insurance will take effect until the minimum initial premium is paid, and the health and other conditions, including eligibility of the Insured described in the application for insurance, must not have changed. The Contractholder or employer will pay the initial premium on your behalf. The initial premium for a Policy must at least equal one-twelfth (1/12th) of the planned annual premium for the Policy set forth in the specifications pages. The planned annual premium is an amount that you arrange to pay for the Policy that is based on the requested initial Face Amount, the Issue Age of the Insured and the charges under the Policy. (See “Premium Flexibility” below.) You are not required to pay premiums equal to the planned annual premium.
We will apply the initial premium to a Policy on the Investment Start Date. We will apply subsequent premiums as of the Valuation Date we receive the premiums. (See “Allocation of Net Premiums and Cash Value.”) Premiums will be “received” on a Valuation Date when we receive at our Administrative Office, before the New York Stock Exchange closes for regular trading (usually 4:00 p.m. Eastern time), the premium as well as the supporting documentation necessary for us to determine the amount of premium per Policy. Notwithstanding the foregoing, premiums that the Contractholder remits to cover the next monthly charges due are allocated to, and deducted from, a Policy’s Cash Value on the Monthly Anniversary and therefore do not participate in the investment experience of the Separate Account. If mandated by applicable law, the Company may be required to reject a premium payment until instructions are received from appropriate regulators. We also may be required to provide additional information about you and your account to government regulators.
Premium Flexibility
After the initial premium, and subject to the limitations described below, premiums may be paid in any amount and at any interval. Under Group Contracts the planned annual premium usually will be paid by the Contractholder on behalf of the Owner pursuant to a planned premium payment schedule. A planned premium payment schedule provides for premium payments in a level amount at fixed intervals (usually monthly) agreed to by the Contractholder and us. The Owner must authorize the amount of the premiums paid by the Contractholder. Please note that if the Contractholder does not remit premiums on a timely basis in accordance with the planned premium payment schedule, you may not participate in investment experience under the Policy until the premium has been received and credited to the Policy in accordance with our established administrative procedures. You may skip planned premium payments. Making planned premium payments does not guarantee that the Policy will remain in force. The Policy will not necessarily lapse if you fail to make planned premium payments.  (See “Policy Lapse and Reinstatement.”) Rather, this depends on the Policy’s cash surrender value. If the cash surrender value on any
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monthly anniversary is less than the monthly deduction you will need to make a premium payment within the grace period to cover the monthly deduction.  (See “Policy Lapse and Reinstatement.”)
An Owner may make unscheduled premium payments at any time and in any amount, subject to the minimum and maximum premium limitations described below. Unscheduled premium payments should be sent to our Administrative Office. The payment of an unscheduled premium payment may have federal income tax consequences.
Continuance of Insurance
Failure of the Contractholder to pay the planned premium payments authorized by its employees may cause the Group Contract to terminate. Generally, if there is sufficient Cash Surrender Value to prevent the Policy from lapsing, the Individual Insurance provided will automatically continue even if the Group Contract terminates. (See “Eligibility Change Conversion.”) Individual Insurance also will continue if the Employee’s employment with the Contractholder terminates. In either circumstance, an Owner of a Certificate converted by amendment to an Individual Policy must establish a new schedule of planned premiums. Under the new schedule, the planned annual premium must remain the same, and the planned payment intervals may be no more frequent than quarterly. We will send you instructions on where to send your premium payments when we send you your amended Certificate.
Premium Limitations
Every premium payment paid must be at least $20. We do not accept payment of premiums in cash or by money order.
We have established procedures to monitor whether aggregate premiums paid under a Policy exceed the current maximum premium limitations that qualify the Policy as life insurance according to federal tax laws. We will not accept any premium payment that would cause your total premiums to exceed those limits. If a premium payment would cause your total premiums to exceed the maximum premium limitations, we will accept only that portion of the premium that would make total premiums equal the maximum amount that may be paid under the Policy. We will return any part of the premium in excess of the maximum premiums directly to you upon discovery of the excess payment, but in no event later than 60 days after the end of the Policy Year in which payment is received.
Modified Endowment Contracts
Under federal tax laws, certain life insurance contracts are classified as "Modified Endowment Contracts" ("MECs"), which receive less favorable tax treatment than other life insurance contracts. If we receive a premium payment that, together with the remaining scheduled premium payments for the Policy year, would cause a Policy to become a MEC, we will accept only that portion of the premium below the MEC limits. We will return any excess amounts directly to you. We will apply premium payments over the MEC limits only when you instruct us to do so in a writing that acknowledges that application of such amounts will result in the Policy becoming a MEC. We will notify you when we believe that a premium payment will cause a Policy to become a modified endowment contract. You may request that we refund any premium received that would cause the Policy to become a MEC.
Allocation of Net Premiums and Cash Value
When you apply for a Policy, you give us instructions to allocate your net premiums to one or more Divisions of the Separate Account. If you fail to provide allocation instructions, we may allocate your net premiums as described in the application. We will allocate your net premiums according to the following rules:
•	The minimum percentage of any allocation to an investment option is 10 percent of the net premium.
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•	Allocation percentages must be in whole numbers and the sum of the percentages must equal 100.
•	The initial net premium will be allocated on the Investment Start Date, which is the later of the Issue Date or the date we receive the initial premium at our Administrative Office.
•	We will allocate net premiums (after the initial net premium) as of the date we receive them at our Administrative Office according to the premium allocations currently in effect for your Policy, unless otherwise specified.
•	You may change the allocation instructions for additional net premiums without charge at any time by providing us with written notice. Any change in allocation will take effect at the end of the Valuation Period during which we receive the change.
Investment returns from amounts allocated to the Divisions of the Separate Account will vary with the investment performance of the Divisions and will be reduced by Policy charges. You bear the entire investment risk for amounts you allocate to the Divisions. Investment performance will affect the Policy’s Cash Value, and may affect the death benefit as well. You should periodically review your allocation of premiums and values in light of market conditions and overall financial planning requirements.
If you send your premium payments or transaction requests to an address other than the one that we have designated for receipt of such premium payments or requests, we may return the premium payment to you, or there may be a delay in applying the premium payment or transaction to your Policy.
THE COMPANY
The Company
Metropolitan Life Insurance Company is a provider of insurance, annuities, employee benefits and asset management. We are also one of the largest institutional investors in the United States with a general account portfolio invested primarily in fixed income securities (corporate, structured products, municipals, and government and agency) and mortgage loans, as well as real estate, real estate joint ventures, other limited partnerships and equity securities. Metropolitan Life Insurance Company was incorporated under the laws of New York in 1868. The Company’s office is located at 200 Park Avenue, New York, New York 10166-0188. The Company is a wholly-owned subsidiary of MetLife, Inc.
Obligations to Owners and Beneficiaries that arise under the Policy are obligations of MetLife.
Prior to May 1, 2006, the Policies were issued by Paragon Life Insurance Company. These Policies are now Policies of MetLife as a result of the merger between Paragon Life Insurance Company with MetLife as the surviving company. Additionally, as discussed below, insurance obligations under the Policies originally issued by Paragon Life Insurance Company prior to May 1, 2006 are now guaranteed by Metropolitan Tower Life Insurance Company (“Met Tower Life” or the “Guarantor”).
Guarantee of Insurance Obligations
Policies issued before May 1, 2006 are subject to a guarantee. Under this guarantee, Met Tower Life is responsible for ensuring that there will be sufficient funds to meet obligations under the Policies. Insurance obligations under the Policies include, without limitation, any death benefits payable under the Policies and withdrawals of Cash Value. The guarantee does not guarantee the amount of Cash Value or the investment performance of the Divisions available under the Policy. In the event an Owner of such a Policy presents a legitimate claim for payment, Met Tower Life will pay such claim directly to the Owner if MetLife is unable to make such payment. This guarantee is
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enforceable by such Owners against Met Tower Life directly without any requirement that Owners first file a claim against MetLife. The guarantee agreement is binding on Met Tower Life, its successors or assignees and Met Tower Life’s obligations under the guarantee agreement will terminate only if the guarantee is assigned to an organization having a financial rating from certain specified rating agencies equal to or better than Met Tower Life’s rating. With respect to the guarantee, Met Tower Life is relying on the exemption provided by Rule 12h-7 under the Securities Exchange Act of 1934.
Met Tower Life is a stock life insurance company originally incorporated under the laws of the State of Delaware in 1982 and currently subject to the laws of the state of Nebraska. Met Tower Life is licensed to issue business in fifty states and the District of Columbia. Met Tower Life is a direct wholly-owned subsidiary of MetLife, Inc. The principal executive offices of Met Tower Life are located at 200 Park Avenue, New York, NY 10166. Prior to April 30, 2018, the guarantee was issued by General American Life Insurance Company (“General American”). On April 27, 2018, following the close of business, General American merged into Met Tower Life and Met Tower Life replaced General American as the issuer of the guarantee.
THE SEPARATE ACCOUNT AND THE PORTFOLIO
The Separate Account
The Separate Account was established as a separate investment account on January 4, 1993 and is subject to New York law. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”) and meets the definition of a “separate account” under federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account or the Company by the SEC. The Separate Account may be used to support other variable insurance policies we issue.
The investment adviser to certain of the Portfolios offered with the Group Contract or with other group contracts issued through the Separate Account may be regulated as a Commodity Pool Operator. While MetLife does not concede that the Separate Account is a commodity pool, MetLife has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodities Exchange Act (“CEA”), and is not subject to registration or regulation as a pool operator under the CEA.
The Separate Account is divided into Divisions, each of which invests in shares of a Portfolio. Income and both realized and unrealized gains or losses from the assets of the Separate Account are credited to or charged against that Separate Account without regard to income, gains, or losses from any other business the Company may conduct.
We segregate the assets in the Separate Account from our general account assets. The assets in the Separate Account shall at least equal the Separate Account reserves and other liabilities under the Policies. Under applicable state insurance law, assets equal to the reserves and other liabilities under the Policies are not chargeable with liabilities arising out of any other business of MetLife. If the assets in the Separate Account exceed the reserves and other liabilities under the Policies, then we may, from time to time in the normal course of business, transfer the excess to our general account. Such excess amounts may include, without limitation, amounts representing fees and charges incurred, but not yet deducted from the Separate Account. Before making any such transfers, we will consider any possible adverse impact the transfer may have on the Separate Account.
We are obligated to pay all amounts promised to investors under the Policy. The assets of the Separate Account may not be used to pay any liabilities of MetLife other than those arising under the Policy or other products funded by the Separate Account. Any such amount that exceeds the Policy’s Cash Value in the Separate Account is paid from
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our general account. Death benefit amounts and any optional benefits paid from the general account are subject to the financial strength and claims paying ability of the Company and our long term ability to make such payments. We issue other life insurance policies and annuity contracts where we pay all money we owe under those policies and contracts from our general account. MetLife is regulated as an insurance company under state law, which includes, generally, limits on the amount and type of investments in its general account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product.
We do not guarantee any money you place in the Divisions of the Separate Account. The value of each Division of the Separate Account will increase or decrease, depending on the investment performance of the corresponding Portfolio. You could lose some or all of your money.
The Portfolios
The Portfolios available under the Policy including each Portfolio name, Portfolio type, adviser, sub-adviser, current expenses and average annual total returns of each Portfolio are set forth in Appendix A. Each Portfolio Prospectus and Statement of Additional Information contain information about each Portfolio and may be obtained by visiting dfinview.com/metlife/tahd/MET000236 or calling (800) 756-0124.
Each Division of the Separate Account invests solely in shares of a Portfolio. Each Portfolio is part of a mutual fund ("Fund") that is registered with the SEC as an open-end, management investment company. This registration does not involve supervision of the management or investment practices or policies of the Portfolios or the mutual funds by the SEC.
The assets of each Portfolio are held separate from the assets of the other Portfolios, and each Portfolio has investment objectives and policies that are generally different from those of the other Portfolios. The income or losses of one Portfolio generally have no effect on the investment performance of any other Portfolio.
In addition to the Separate Account, the Portfolios may sell shares to other separate accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans, or to certain pension and retirement plans qualifying under Section 401 of the Code. It is possible that, in the future, material conflicts could arise as a result of such “mixed and shared” investing.
These Portfolios are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public. The investment objectives and policies of certain Portfolios are similar to the investment objectives and policies of other portfolios that may be managed by the same investment adviser or manager. The investment results of the Portfolios may differ from the results of these other portfolios. There can be no guarantee, and no representation is made, that the investment results of any of the Portfolios will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or manager.
There is no assurance that any of the Portfolios will achieve its stated objective. For example, an investment in a money market portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any governmental agency and, during periods of low interest rates, the yields of money market Divisions may become extremely low and possibly negative. More detailed information, including a description of risks and expenses, is in the prospectuses for the Portfolios.
Certain Payments We Receive With Regard to the Portfolios. An investment adviser or subadviser of a Portfolio, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety
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of purposes, including payment of expenses for certain administrative, marketing and support services with respect to the Policies and, in the Company’s role as an intermediary, with respect to the Portfolios. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. Owners, through their indirect investment in the Portfolios, bear the costs of these advisory fees. (See the Portfolios’ prospectuses for more information.) The amount of the payments we receive is based on a percentage of assets of the Portfolios attributable to the Policies and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.
Additionally, an investment adviser or subadviser of a Portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the Policies and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliates) with increased access to persons involved in the distribution of the Policies.
As of December 31, 2021, approximately 87% of Fund assets held in Separate Accounts of Metropolitan Life Insurance Company and its affiliates were allocated to Portfolios in Brighthouse Funds Trust I and Brighthouse Funds Trust II. We and certain of our affiliated companies have entered into agreements with Brighthouse Investment Advisers, LLC, Brighthouse Funds Trust I and Brighthouse Funds Trust II whereby we receive payments for certain administrative, marketing and support services described in the previous paragraphs. Currently, the Portfolios in Brighthouse Funds Trust I and Brighthouse Funds Trust II are only available in variable annuity contracts and variable life insurance policies issued by Metropolitan Life Insurance Company and its affiliates, as well as Brighthouse Life Insurance Company and its affiliates. Should we or Brighthouse Investment Advisers, LLC decide to terminate the agreements, we would be required to find alternative Portfolios which could have higher or lower costs to the Owner. In addition, the amount of payments we receive could cease or be substantially reduced which would have a material impact on our financial statements.
Selection Of Portfolios. We select the Portfolios offered through the Policy based on a number of criteria, including asset class coverage, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolio’s adviser or sub-adviser is one of our affiliates or whether the Portfolio, its adviser, its sub-adviser(s), or an affiliate will make payments to us or our affiliates. For additional information on these arrangements, see “Certain Payments We Receive with Regard to the Portfolios” above. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new premium payments and/or transfers of Cash Value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from Owners. In some cases, we have included Portfolios based on recommendations made by selling firms. These broker-dealer firms may receive payments from the Portfolios they recommend and may benefit accordingly from the allocation of Cash Value to such Portfolios. We do not provide investment advice and do not recommend or endorse any particular Portfolio. You bear the risk of any decline in the Cash Value of your Policy resulting from the performance of the Portfolios you have chosen.
Addition, Deletion, or Substitution of Portfolios. We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares of the Portfolios that are held by the Separate Account or that the Separate Account may purchase. We reserve the right to (i) eliminate the shares of any of the
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Portfolios and (ii) substitute shares of another Portfolio if the shares of a Portfolio are no longer available for investment, or further investment in any Portfolio becomes inappropriate in view of the purposes of the Separate Account. New or substitute Portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not substitute any shares without notice to the Owner and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law.
We also reserve the right to establish additional Divisions of the Separate Account. We will establish new Divisions when marketing needs or investment conditions warrant. Any new Division will be made available to existing Owners on a basis to be determined by the Company. If approved by the SEC, to the extent required by the 1940 Act or other applicable law, we may also:
•	eliminate or combine one or more Divisions;
•	substitute one Division for another Division; or
•	transfer assets between Divisions if marketing, tax, or investment conditions warrant.
We will notify all Owners of any such changes.
If we deem it to be in the best interests of persons having voting rights under the Policy, and to the extent any necessary SEC approvals or Owner votes are obtained, the Separate Account may be:
•	operated as a management company under the 1940 Act;
•	deregistered under that Act in the event such registration is no longer required; or
•	combined with other separate accounts of the Company.
To the extent permitted by applicable law, we may transfer the assets of the Separate Account associated with the Policy to another separate account.
We cannot guarantee that the shares of the Portfolios will always be available. The Portfolios each sell shares to the Separate Account in accordance with the terms of a participation agreement between the Portfolio distributors and us. Should this agreement terminate or should shares become unavailable for any other reason, the Separate Account will not be able to purchase the existing Portfolio shares. Should this occur, we will be unable to honor your requests to allocate Cash Values or premium payments to the Divisions of the Separate Account investing in such shares. In the event that a Portfolio is no longer available, we will take reasonable steps to obtain alternative investment options.
Voting Portfolio Shares. Although we are the legal owner of the Portfolio shares held in the Separate Account Divisions, and have the right to vote on all matters submitted to shareholders of the Portfolios, we will vote our shares only as Owners instruct, so long as such action is required by law.
Before a vote of a Portfolio’s shareholders occurs, Owners will receive voting materials. We will ask each Owner to instruct us on how to vote and to return his or her proxy to us in a timely manner. Each Owner will have the right to instruct us on the number of Portfolio shares that corresponds to the amount of Cash Value he or she has in that Portfolio (as of a date set by the Portfolio).
If we do not receive voting instructions on time from some Owners, we will vote those shares in the same proportion as the timely voting instructions we receive and, therefore, the outcome of the vote could be decided by a few Owners who provide timely voting instructions. Should federal securities laws, regulations, or interpretations change, we may elect to vote Portfolio shares in our own right. If required by state insurance rules, or if permitted under federal regulation, under certain circumstances we may disregard certain Owner voting instructions.
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POLICY VALUES
Cash Value
The Cash Value of the Policy equals the sum of all values in the Loan Account, and each Division of the Separate Account. The Cash Value is determined first on the Investment Start Date, and then on each Valuation Date. The Cash Value has no guaranteed minimum amount, and may be more or less than premiums paid.
The Policy’s Cash Value varies from day to day, depending on the investment performance of the chosen Divisions, charges we deduct, and any other transactions (e.g., transfers, partial withdrawals, and loans). We do not guarantee a minimum Policy Cash Value.
Cash Surrender Value
The Cash Surrender Value is the amount we pay to you upon surrender of a Policy. We determine the Cash Surrender Value at the end of the Valuation Period when we receive your written surrender request. Cash Surrender Value at the end of any Valuation Day equals Cash Value as of such date, MINUS any outstanding Indebtedness and any accrued and unpaid monthly deduction.
Cash Value in Each Separate Account Division
The Policy’s Cash Value in the Separate Account equals the sum of the Policy’s Cash Values in each Division of the Separate Account. We compute the Cash Value in a Division at the end of each Valuation Date by multiplying the number of accumulation units of Cash Value in each Division by the accumulation unit value for that Division. More detailed information concerning these computation methods is available from our Administrative Office.
Net Investment Factor. The Net Investment Factor measures the investment performance of a Division during a Valuation Period. The Net Investment Factor increases to reflect investment income and capital gains (realized and unrealized) for the shares of the Portfolios and decreases to reflect any capital losses (realized or unrealized) for the shares of the underlying portfolio.
Number of Accumulation Units. The number of units in any Division of the Separate Account at the end of any valuation day equals:
•	the initial accumulation units purchased at the unit value on the Issue Date; plus
•	accumulation units purchased with additional net premiums; plus
•	accumulation units purchased via transfers from another Division or the Loan Account; minus
•	accumulation units redeemed to pay for monthly deductions; minus
•	accumulation units redeemed to pay for partial withdrawals; minus
•	accumulation units redeemed as part of a transfer to another Division or the Loan Account.
Every time you allocate or transfer money to or from a Separate Account Division, we convert that dollar amount into accumulation units. We determine the number of accumulation units we credit to or subtract from a Policy by dividing the dollar amount of the transaction by the accumulation unit value for that Division at the end of the Valuation Period.
Accumulation Unit Value. We determine an accumulation unit value, based upon the Net Investment Factor method, for each Division of the Separate Account to reflect how investment performance affects the Cash Value.
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Accumulation unit values will vary among Divisions, and may increase or decrease from one Valuation Period to the next. The accumulation unit value of any Division at the end of any Valuation Period equals:
•	the value of the net assets of the Division at the end of the preceding Valuation Period; plus
•	the investment income and capital gains, realized or unrealized, credited to the net assets of that Division during the Valuation Period for which the unit value is being determined; minus
•	the capital losses, realized or unrealized, charged against those net assets during the Valuation Period; minus
•	any amount charged against the Division for taxes, or any amount set aside during the Valuation Period by the Company as a provision for taxes attributable to the operation or maintenance of the Division; minus
•	the daily mortality and expense risk charge (a charge not to exceed 0.90% annually); divided by
•	aggregate accumulation units outstanding in the Division at the end of the preceding Valuation Period.
POLICY BENEFITS
Standard Death Benefit
As long as the Policy remains in force, we will pay the death benefit proceeds to the Beneficiary once we receive at our Administrative Office (i) satisfactory proof of the Insured’s death, (ii) instructions on how to pay the proceeds, and (iii) any other documents, forms and information we need. We may require you to return the Policy. (If the Beneficiary dies before the Insured, we will generally pay the insurance proceeds, in a single sum, to the Owner, or, if the Owner is not living, to the Owner’s estate.) Payment of death benefit proceeds will not be affected by termination of the Group Contract, the employer-sponsored insurance program, or an employee’s employment.
Death benefit proceeds equal:
•	the death benefit (described below); plus
•	any additional insurance provided by rider; minus
•	any unpaid monthly deductions; minus
•	any outstanding Indebtedness.
An increase in Face Amount will increase the death benefit, and a decrease in Face Amount will decrease the death benefit. We may further adjust the amount of the death proceeds under certain circumstances.
If you have a rider permitting the accelerated payment of death benefit proceeds, the death benefit may be paid in a single sum before the death of the Insured, and would be less than otherwise would be paid upon the death of the Insured.
Payment of the Death Benefit
Death benefit proceeds under the Policy ordinarily will be paid within 7 days after we receive proof of the Insured’s death and all other documentation required at our Administrative Office. Payment may, however, be postponed in certain circumstances. See “General Matters Relating to the Policy — Postponement of Payments.” The death benefit will be reduced by any outstanding Indebtedness and any due and unpaid Monthly Deduction accruing during a grace period.
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We will pay the proceeds in one sum, including either by check, by placing the amount in an account that earns interest, or by any other method of payment that provides the Beneficiary with immediate and full access to the proceeds. We will pay interest on the proceeds as required by the applicable state law.
Unless otherwise requested and subject to state law, the Policy’s death proceeds will generally be paid to the Beneficiary through a settlement option called the Total Control Account. The Total Control Account is an interest-bearing account through which the Beneficiary has immediate and full access to the proceeds, with unlimited draft writing privileges. We credit interest to the account at a rate that will not be less than a guaranteed minimum annual effective rate. You may also elect to have any Policy surrender proceeds paid into a Total Control Account established for you.
Assets backing the Total Control Account are maintained in our general account and are subject to the claims of our creditors. We will bear the investment experience of such assets; however, regardless of the investment experience of such assets, the interest credited to the Total Control Account will never fall below the applicable guaranteed minimum annual effective rate. Because we bear the investment experience of the assets backing the Total Control Account, we may receive a profit from these assets. The Total Control Account is not insured by the FDIC or any other governmental agency.
Every state has unclaimed property laws which generally declare life insurance policies to be abandoned after a period of inactivity of three to five years from the date any death benefit is due and payable. For example, if the payment of a death benefit has been triggered, and after a thorough search, we are still unable to locate the Beneficiary of the death benefit, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Policy Owner last resided, as shown on our books and records. (“Escheatment” is the formal, legal name for this process.) However, the state is obligated to pay the death benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation and within certain mandated time periods. To prevent your Policy’s death benefit from being paid to the state’s abandoned or unclaimed property office, it is important that you update your Beneficiary designation, including complete names and complete address, if and as they change. You should contact our Administrative Office in order to make a change to your Beneficiary designation.
Standard Death Benefit Options
The Policy provides two death benefit options: a “Level Type” death benefit (“Option A”) and an “Increasing Type” death benefit (“Option B”). Under certain Group Contracts and employer-sponsored insurance programs, however, Option B may be the only death benefit option presented. We calculate the amount available under each death benefit option as of the date of the Insured’s death.
Under Option A, the death benefit is:
•	the current Face Amount of the Policy or, if greater,
•	the applicable percentage of Cash Value on the date of death.
The applicable percentage is 250% for an Insured Attained Age 40 or below on the Policy Anniversary before the date of the Insured’s death. For Insureds with an Attained Age over 40 on that Policy Anniversary, the percentage is lower and gradually declines with age until it reaches 100% at age 95.
Under Option B, the death benefit is:
•	the current Face Amount plus the Cash Value of the Policy or, if greater,
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•	the applicable percentage of the Cash Value on the date of death. The applicable percentage is the same as under Option A.
Which Death Benefit Option to Choose. Owners who prefer to have favorable investment performance reflected in higher death benefits for the same Face Amount generally should select Option B. Owners who prefer to have favorable investment performance reflected in lower cost of insurance charges for the same Face Amount generally should select Option A.
The amount of the death benefit may vary with the amount of the Cash Value. Under Option A, the death benefit will vary as the Cash Value varies whenever the Cash Value multiplied by the applicable percentage exceeds the Face Amount. Under Option B, the amount of the death benefit will always vary as the Cash Value varies (but will never be less than the Face Amount).
Changing Death Benefit Options
After the first Policy Anniversary, you may change the death benefit option. We reserve the right to limit the number of changes in death benefit options to one per Policy Year. A request for a change must be made directly to us in writing. The effective date of such a change will be the Monthly Anniversary on or following the date we receive the change request. If an increase in Face Amount precedes or occurs concurrently with a change in death benefit option, the cost of insurance charge may be different for the amount of the increase.
Changing the death benefit option may result in a change in Face Amount. If an Owner changes from Option A to Option B, the Face Amount after the change will equal the Face Amount before the change LESS the Cash Value on the effective date of the change. Any written request to change from Option A to Option B must be accompanied by satisfactory evidence of insurability. We will not accept a change from Option A to Option B if doing so would reduce the Face Amount to less than $25,000.
If an Owner changes from Option B to Option A, the Face Amount after the change will equal the Face Amount before the change PLUS the Cash Value on the effective date of change. We will not impose any charges in connection with a change in death benefit option. Changing the death benefit option also may have tax consequences and may affect the net amount at risk over time (which would affect the monthly cost of insurance charge). However, we will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Code. You should consult a tax adviser before changing death benefit options.
Changing Face Amount
You select the Face Amount when applying for the Policy. Subject to certain limitations set forth below, you may increase or decrease the Face Amount of a Policy (without changing the death benefit option) after the first Policy Anniversary. We reserve the right to limit the number of changes in the Face Amount to one per Policy Year. A change in Face Amount may affect the cost of insurance rate and the net amount at risk, both of which affect your cost of insurance charge. Changing the Face Amount also may have Federal income tax consequences and you should consult a tax adviser before doing so.
Face Amount Increases. You may increase the Face Amount by submitting a written request and providing satisfactory evidence of insurability. If approved, the increase will become effective on the Monthly Anniversary on or following receipt at our Administrative Office of the satisfactory evidence of insurability. The Insured must have an Attained Age of 80 or less on the effective date of the increase. The amount of the increase may not be less than $5,000, and the Face Amount may not be increased to more than the maximum Face Amount for that Policy. The
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maximum Face Amount varies by Plan. However, in connection with a particular Group Contract, we may establish a substantially higher Face Amount for Policies issued under that Contract. Although an increase need not necessarily be accompanied by additional premium, the Cash Surrender Value in effect immediately after the increase must be sufficient to cover the next monthly deduction. An increase in the Face Amount may result in certain additional charges. For example, we determine the cost of insurance separately for the initial Face Amount and for any increases in Face Amount.
Face Amount Decreases. You may decrease the Face Amount by written request to us. Any decrease in the Face Amount will become effective on the Monthly Anniversary on or following our receipt of the written request. The amount of the requested decrease must be at least $5,000 and the Face Amount remaining in force after any requested decrease may not be less than the minimum Face Amount, generally $25,000. If, following a decrease in Face Amount, the Policy would not comply with the maximum premium limitations required by federal tax law, we will (at your election) either limit the decrease or return Cash Value to you to the extent necessary to meet those requirements. A decrease in the Face Amount generally will reduce the net amount at risk, which will reduce the cost of insurance charges.(See “Charges and Deductions — Cost of Insurance Charge.”)
Changing Owner or Beneficiary
The Owner may change the ownership and/or Beneficiary designation by written request in a form acceptable to us at any time during the Insured’s lifetime. We may require that the Policy be returned for endorsement of any change. The change will take effect as of the date the Owner signs the written request, whether or not the Insured is living when the request is received by us. We are not liable for any payment we make or any action we take before we receive the Owner’s written request. If the Owner is also a Beneficiary of the Policy at the time of the Insured’s death, the Owner may, within 60 days of the Insured’s death, designate another person to receive the Policy proceeds. Changing the owner may have adverse tax consequences. The owner should consult a tax adviser before doing so.
Surrender and Partial Withdrawals
During the lifetime of the Insured and while a Policy is in force, you may surrender the Policy, or make a partial withdrawal of the Cash Value. We generally will forward amounts payable upon surrender or a partial withdrawal within seven days of receipt of your request. We may postpone payment of surrenders and partial withdrawals under certain conditions. Surrenders and partial withdrawals may have federal income tax consequences.
Surrender. You may surrender the Policy by sending a written request, on a form provided by us, by mail or facsimile to our Administrative Office. We determine the Cash Surrender Value as of the end of the Valuation Period during which we receive the surrender request. To effect a surrender, we may require that you return the Policy to our Administrative Office along with the request to surrender the Policy. Alternatively, we may require that the request be accompanied by a completed affidavit of lost Policy. We can provide a lost Policy Certificate upon request.
Upon surrender, we will pay to you the Cash Surrender Value equal to the Cash Value on the date of surrender, less any Indebtedness. If we receive the request to surrender the Policy on a Monthly Anniversary, the monthly deduction otherwise deductible will be included in the amount paid. Coverage and other benefits under a Policy will terminate as of the date of surrender and cannot be reinstated.
Partial Withdrawals. After the first Policy Year, you may make up to one partial withdrawal each Policy Month. You may request a partial withdrawal in writing (by mail or facsimile) to our Administrative Office or via the
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Internet. We will process each partial withdrawal using the Cash Value determined at the end of the Valuation Period during which we receive your request.
The minimum amount of a partial withdrawal, net of any transaction charges, is currently $200. We reserve the right to increase this minimum amount up to $500. The minimum amount that can be withdrawn from any one Division is the lesser of $50 or the Policy’s Cash Value in that Division. The maximum amount that can be withdrawn, including the partial withdrawal transaction charge, is the Loan Value. The partial withdrawal transaction charge equals the lesser of $25 or 2% of the amount withdrawn. Subject to the above conditions, you may allocate the amount withdrawn among the Divisions. If no allocation is specified, we will deduct the amount of the partial withdrawal (including any partial withdrawal transaction charge) from the Divisions on a pro-rata basis (that is, based on the proportion that the Policy’s Cash Value in each Division bears to the unloaned Cash Value of the Policy). If, following a partial withdrawal, insufficient funds remain in a Division to pay the partial withdrawal transaction charge as allocated, the unpaid charges will be allocated equally among the remaining Divisions. You may request that the partial withdrawal transaction charge be paid from your Cash Value in a particular Division. You may not make a partial withdrawal if, or to the extent that, the partial withdrawal would reduce the Face Amount below $25,000.
A partial withdrawal can affect the Face Amount, the death benefit and the net amount at risk (which is used to calculate the cost of insurance charge). If death benefit Option A is in effect and the death benefit equals the Face Amount, we will reduce the Face Amount, and thus the death benefit, by the amount of the partial withdrawal (plus the partial withdrawal transaction charge). If Option B is in effect and the death benefit equals the Face Amount plus the Cash Value, we will not reduce the Face Amount, but will reduce the Cash Value and, thus, the death benefit by the amount of the partial withdrawal (plus the partial withdrawal transaction charge). If however, the death benefit is in a “tax corridor” under either Option A or Option B — that is, if the death benefit equals the Cash Value multiplied by a percentage based on Federal tax law requirements described in Section 7702(d) of the Code, then we will reduce the Face Amount to the extent that the amount of the partial withdrawal (plus the partial withdrawal transaction charge) exceeds the amount equal to the difference between the death benefit and the Face Amount. We will reduce the death benefit correspondingly. (See “Policy Benefits — Death Benefit Options.”) Face Amount decreases resulting from partial withdrawals will first reduce the most recent Face Amount increase, then the most recent increases in succession, and lastly the initial Face Amount.
Transfers
You may transfer Cash Value, not including amounts credited to the Loan Account, among the Divisions available with the Policy. You may request a transfer in writing (by mail or facsimile) to our Administrative Office or via the Internet. The following terms apply to transfers under a Policy:
•	We will make transfers and determine all values in connection with transfers as of the end of the Valuation Period during which the transfer request is received at our Administrative Office. Transfer requests received before the New York Stock Exchange closes for regular trading receive same-day pricing. If we receive a transfer request after the New York Stock Exchange closes (usually 4:00 p.m. Eastern time) for regular trading, we will process the order using the accumulation unit value for the Division determined at the close of the next regular trading session of the New York Stock Exchange.
•	We will consider all transfer requests received on the same Valuation Day as a single transfer request.
•	The minimum amount that you must transfer is currently $250, or, if less, the Policy’s Cash Value in a Division. Where a single transfer request calls for more than one transfer, and not all of the transfers would meet the minimum requirements, we will make those transfers that do meet the requirements.
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Transfers resulting from Policy Loans will not be counted for purposes of the limitations on the amount or frequency of transfers allowed in each month or year.
•	We may impose a charge of $25 for each transfer in excess of twelve in a Policy Year.
Restrictions on Frequent Transfers
Frequent requests from Owners to transfer Cash Value may dilute the value of a Portfolio’s shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio’s share price (“arbitrage trading”). Frequent transfers involving arbitrage trading may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect Owners and other persons who may have an interest in the Policies (e.g., Beneficiaries).
We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Portfolios (these Portfolios, referred to as the “Monitored Funds,” are identified in the list below) and we monitor transfer activity in those Monitored Funds.
•	Putnam VT Emerging Markets Equity Fund
•	Putnam VT Focused International Equity Fund
•	Putnam VT Global Asset Allocation Fund
•	Putnam VT High Yield Fund
•	Putnam VT International Equity Fund
•	Putnam VT International Value Fund
We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Funds within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high yield Portfolios, in a 12-month period there were: (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current Cash Value; and (3) two or more “round trips” involving any Portfolio in the given category. A round trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria. We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Portfolios. We may change the Monitored Funds at any time without notice in our sole discretion.
Our policies and procedures may result in transfer restrictions being applied to deter frequent transfers. Currently, when we detect transfer activity in the Monitored Funds that exceeds our current transfer limits, we require future transfer requests to or from any Monitored Funds under that Policy to be submitted with an original signature. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of the restriction for a six-month period; a third occurrence will result in the permanent imposition of the restriction.
Transfers made under a Dollar Cost Averaging Program, a rebalancing program or, if applicable, any asset allocation program described in this prospectus are not treated as transfers when we monitor the frequency of transfers.
The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to arbitrage trading or the
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determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the Policy. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests in the Policies. We do not accommodate frequent transfers in any Portfolios and there are no arrangements in place to permit any Owner to engage in frequent transfers; we apply our policies and procedures without exception, waiver, or special arrangement.
The Funds may have adopted their own policies and procedures with respect to frequent transfers in their respective shares, and we reserve the right to enforce these policies and procedures. For example, Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent transfer policies and procedures of the Funds, we have entered into a written agreement, as required by SEC regulation, with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Owners, and to execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the frequent transfer policies established by the Fund.
In addition, Owners and other persons with interests in the Policies should be aware that the purchase and redemption orders received by the Portfolios generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Funds in their ability to apply their frequent transfer policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Funds. If a Fund believes that an omnibus order reflects one or more transfer requests from Owners engaged in frequent trading, the Fund may reject the entire omnibus order.
In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on frequent transfers (even if an entire omnibus order is rejected due to the frequent transfers of a single Owner). You should read the Portfolio prospectuses for more details.
Restrictions on Large Transfers
Large transfers may increase brokerage and administrative costs of the underlying Portfolios and may disrupt fund management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations. We do not monitor for large transfers to or from Portfolios except where the manager of a particular underlying Portfolio has brought large transfer activity to our attention for investigation on a case-by-case basis. For example, some fund managers have asked us to monitor for “block transfers” where transfer requests have been submitted on behalf of multiple Owners by a third party such as an investment adviser. When we detect such large trades, we may impose restrictions similar to those described above where future transfer requests from that third party must be submitted in writing with an original signature. A first
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occurrence will result in a warning letter; a second occurrence will result in the imposition of the restriction for a six-month period; a third occurrence will result in the permanent imposition of the restriction.
Loans
Loan Privileges. After the first Policy Anniversary, you may, by request in writing (by mail or facsimile) to our Administrative Office or via the Internet, to borrow an amount up to the Loan Value of the Policy, with the Policy serving as sole security for such loan. The Loan Value is equal to (a) minus (b), where:
(a)	is 85% of the Cash Value of the Policy on the date the Policy Loan is requested; and
(b)	is the amount of any outstanding Indebtedness.
The minimum amount that you may borrow is $100. We will ordinarily pay any amount due to you under a Policy Loan within seven days after we receive the loan request at our Administrative Office, although we may postpone payments under certain circumstances.
We will process each loan request at the accumulation unit values determined at the end of the Valuation Period during which we receive your request.
When a Policy Loan is made, we will transfer Cash Value equal to the amount of the loan to the Loan Account as collateral for the loan. We will also transfer an amount equal to the loan interest due at the next Policy Anniversary, discounted at an interest rate equal to the current Loan Account crediting rate. Unless you request a different allocation, we will transfer amounts from the Divisions of the Separate Account in the same proportion that the Policy’s Cash Value in each Division bears to the unloaned Cash Value. This will reduce the Policy’s Cash Value in the Separate Account. These transactions will not be considered transfers for purposes of the limitations on transfers.
Interest Rate Charged For Policy Loans. We charge you 8% interest per year on a loan. Loan interest is due and payable in arrears on each Policy Anniversary or for the duration of the Policy Loan, if shorter. If you do not pay the interest charged when it is due, we will transfer to the Loan Account an amount of Cash Value equal to the interest due. We will deduct the amount transferred from the Divisions in the same proportion that the Cash Value in each Division bears to the unloaned Cash Value.
Loan Account Interest Rate Credited. Amounts in the Loan Account will earn interest daily at an annual rate of at least 5%. The Loan Account interest credited will be transferred to the Divisions: (i) each Policy Anniversary; (ii) when a new loan is made; (iii) when a loan is partially or fully repaid; and (iv) when an amount is needed to meet a monthly deduction.
Repayment of Indebtedness. You may repay all or part of your Indebtedness at any time while the Insured is living and the Policy is in effect. All repayments should be made directly to us at our Administrative Office. Upon repayment, we will allocate an amount equal to the loan repayment (but not more than the amount of the outstanding Indebtedness) from the Loan Account back to the Separate Account Divisions on the same proportionate basis on which we originally transferred the loan collateral from the Divisions (described above).
We will treat amounts paid while a Policy Loan is outstanding as premiums unless you request in writing that the payments be treated as repayment of Indebtedness.
Effect of Policy Loans. Whether or not repaid, a Policy Loan will permanently affect the Cash Value and Cash Surrender Value of a Policy, and may permanently affect the amount of the death benefit. This is because the collateral for the Policy Loan (the amount held in the Loan Account) does not participate in the performance of
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the Separate Account while the loan is outstanding. If the Loan Account interest credited is less than the investment performance of the selected Division, the Policy values will be lower as a result of the loan. Conversely, if the Loan Account interest credited is higher than the investment performance of the Division, the Policy values may be higher. We will deduct any outstanding Indebtedness from the proceeds payable upon the death of the Insured, surrender, or the maturity of the Policy.
There are risks associated with taking a Policy Loan, including the potential for a Policy to lapse if the Indebtedness exceeds the Cash Value on any Monthly Anniversary. In addition, if the Policy is a MEC, then a Policy Loan will be treated as a partial withdrawal for Federal income tax purposes. A loan also may have possible adverse tax consequences that could occur if a Policy is exchanged, canceled or lapses with loans outstanding. A loan from or secured by a Policy that is not classified as a MEC should generally not be treated as a taxable distribution so long as the Policy stays in force. You should seek competent advice before requesting a Policy loan.
Conversion Right to a Fixed Benefit Policy
You may, upon written request, convert a Policy still in force to a life insurance policy that provides benefits that do not vary with the investment return of the Divisions. If, during the first two Policy Years, you request in writing that you are exercising the conversion right, the transfer will not be subject to a transaction charge or to transfer limits. At the time of the transfer, there will be no effect on the Policy’s death benefit, Face Amount, net amount at risk, risk class or Issue Age. If you exercise your one-time conversion right, no evidence of insurability will be required. However, we will require that the Policy be in force and that the Owner repay any existing Indebtedness.
If a Certificate has been amended to operate as an Individual Policy following an Insured’s change in eligibility under a Group Contract, the conversion right will be measured from the Issue Date of the original Certificate. At the time of the conversion, the new Policy will have, at the Owner’s option, either the same death benefit or the same net amount at risk as the original Policy. The new Policy will also have the same Issue Date and Issue Age as the original Policy. The premiums for the new Policy will be based on our rates in effect for the same Issue Age and rate class as the original Policy.
Eligibility Change Conversion
As long as the Certificate is in force, an Insured’s coverage will continue even if an Insured’s eligibility under a Group Contract ends because the Group Contract terminates or the Employee’s employment ends. Even if the Certificate has lapsed and is not in force, the right to reinstate and to convert a lapsed Certificate remains despite the change in the Employee’s eligibility during the reinstatement period.
We will amend a Certificate issued under such a Group Contract automatically so that it will continue in force as an Individual Policy with the same rights, benefits, and guaranteed charges. The amendment will be mailed to the Owner within 31 days (a) after we receive written notice that the Employee’s employment ended or (b) after the termination of the Group Contract. If the Certificate is in a grace period at the time the conversion occurs, any premium necessary to prevent the Certificate from lapsing must be paid to us before the Individual Policy will be mailed. A new planned premium schedule will be established which will have the same planned annual premium utilized under the Group Contract. The new planned payment intervals will be no more frequent than quarterly. The Company may allow payment of planned premium through periodic (usually monthly) authorized electronic funds transfer. Of course, unscheduled premium payments can be made at any time. (See “Premiums.”) If an Associated Company ceases be to under common control with the Contractholder, the Insureds of the Associated Company (i.e., employees of the Associated Company) may continue their insurance in the manner described above.
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Payment of Benefits at Maturity
If the Insured is living and the Policy is in force, we will pay the Cash Surrender Value to you on the Maturity Date. Amounts payable on the Maturity Date ordinarily will be paid within seven days of that date, although payment may be postponed under certain circumstances. A Policy will mature if and when the Insured reaches Attained Age 95.
Telephone, Facsimile and Internet Requests
In addition to written requests, we may accept instructions by telephone, facsimile, and via the Internet from you or an authorized third party regarding transfers, loans, partial withdrawals and certain Policy changes, subject to the following conditions.
•	We will employ reasonable procedures to confirm that instructions are genuine.
•	If we follow these procedures, we are not liable for any loss, damage, cost, or expense from complying with instructions we reasonably believe to be authentic. You bear the risk of any such loss.
•	These procedures may include requiring forms of personal identification before acting upon instructions and/or providing written confirmation of transactions to you.
•	We reserve the right to suspend telephone, facsimile and/or Internet instructions at any time for any class of Policies for any reason.
You should protect your personal identification number (“PIN”) because self-service options will be available to your agent of record and to anyone who provides your PIN when using Internet systems. We are not able to verify that the person providing the PIN and giving us instructions via the Internet is you or is authorized to act on your behalf.
Facsimile or Internet transactions may not always be possible. Any facsimile or computer system, whether it is ours, yours, or that of your service provider or agent, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our processing of your request. Although we have taken precautions to equip our systems to handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you should make the request by writing to our Administrative Office.
Our variable life insurance business is largely conducted through digital communications and data storage networks and systems operated by us and our service providers or other business partners (e.g., the Portfolios and the firms involved in the distribution and sale of our variable life insurance policies). For example, many routine operations, such as processing Owners’ requests and elections and day-to-day record keeping, are all executed through computer networks and systems.
POLICY LAPSE AND REINSTATEMENT
Lapse
A Policy may enter a 62-day grace period and possibly lapse (terminate without value or death benefit) if the Cash Surrender Value is not enough to cover the next monthly deduction. If you have taken out a loan, then your Policy also will enter a grace period and possibly lapse whenever the Indebtedness exceeds the Cash Value on the Monthly Anniversary. Thus, the payment of premiums in any amount does not guarantee that the Policy will remain in force until the Maturity Date.
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We will notify you at the beginning of the grace period by mail. The notice will specify the amount of premium required to keep the Policy in force, and the date the payment is due. Subject to minimum premium requirements, the amount of the premium required to keep the Policy in force will be the amount of the current monthly deduction. If we do not receive the specified minimum payment within the grace period, the Policy will lapse and terminate without Cash Value. Upon lapse, any Indebtedness is extinguished and any collateral in the Loan Account is returned to the Company. If the Insured dies during the grace period, any overdue monthly deductions and Indebtedness will be deducted from the death benefit payable.
Reinstatement
Unless you have surrendered the Policy, you may reinstate a lapsed Policy by written application at any time while the Insured is alive and within five years after the date of lapse and before the Maturity Date. The right to reinstate a lapsed Policy will not be affected by the termination of a Group Contract or the termination of an Employee’s employment during the reinstatement period.
Reinstatement is subject to the following conditions:
•	Evidence of the insurability of the Insured satisfactory to us (including evidence of insurability of any person covered by a rider to reinstate the rider).
•	Payment of a premium that, after the deduction of any premium charges (premium expense charge and premium tax charge), is large enough to cover: (a) the monthly deductions due at the time of lapse, and (b) two times the monthly deduction due at the time of reinstatement.
•	Payment or reinstatement of any Indebtedness. Any Indebtedness reinstated will cause a Cash Value of an equal amount also to be reinstated.
If you meet the requirements to reinstate a lapsed Policy your face amount will be reinstated to the amount in effect immediately prior to the lapse. If you reinstate a lapsed Policy and elect to reinstate any Indebtedness existing immediately before the Policy lapsed, the corresponding collateral for the Indebtedness would also be reinstated as part of the Cash Value of the reinstated Policy. The amount of Cash Value on the date of reinstatement will be equal to the amount of any Indebtedness reinstated, increased by the net premiums paid at reinstatement and any loans paid at the time of reinstatement.
If a Policy is reinstated after 90 days of lapse, a new Policy will be issued to you. The effective date of the new Policy will be the date we approve the application for reinstatement. There will be a full monthly deduction for the Policy Month that includes that date.
CHARGES AND DEDUCTIONS
We will deduct certain charges under the Policy in consideration for: (i) services and benefits we provide; (ii) costs and expenses we incur; (iii) risks we assume; and (iv) our profit expectations.
Services and benefits we provide:
•	the death benefit, cash and loan benefits under the Policy,
•	investment options, including premium allocations,
•	administration of elective options, and
•	the distribution of reports to Owners.
Costs and expenses we incur:
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•	costs associated with processing and underwriting applications, and with issuing and administering the Policy (including any riders),
•	overhead and other expenses for providing services and benefits,
•	sales and marketing expenses, and
•	other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state, and local premium and other taxes and fees.
Risks we assume:
•	that the cost of insurance charges we deduct are insufficient to meet our actual claims because Insureds die sooner than we estimate, and
•	that the costs of providing the services and benefits under the Policies exceed the charges we deduct.
Our revenues from any particular charge may be more or less than any costs or expenses that charge may be intended primarily to cover. We may use our revenues from one charge to pay other costs and expenses in connection with the Policies including distribution expenses. We may also profit from all the charges combined, including the cost of insurance charge and the mortality and expense risk charge and use such profits for any corporate purpose.
Transaction Charges
Premium Expense Charge. Before we allocate net premiums among the Divisions pursuant to your instructions, we will reduce your premium payments by a front-end sales charge (“premium expense charge”) equal to 1.00% of the premium to compensate us for issuing the Policy. In addition, for certain policies deemed to be individual contracts under federal tax laws, we make an additional charge of 1% of each premium payment to compensate us for the anticipated higher corporate income taxes that result from the sale of such Policies.
The sales charges will not change even if an Insured is no longer eligible under a Group Contract, but continues coverage on an individual basis.
Premium Tax Charge. Many states and localities impose a tax on premiums received by insurance companies. These premium taxes vary from jurisdiction to jurisdiction and range from 0% to 4.00% of premiums paid. To cover these premium taxes, we will reduce premium payments by a premium tax charge of 2.00% from all Policies. The 2.00% charge may be higher or lower than actual premium taxes, if any, assessed in your location. The current premium tax charge is 2.00%.
Partial Withdrawal Transaction Charge. You may make a partial withdrawal of Cash Value. For each partial withdrawal we will assess a transaction charge equal to the lesser of $25 or 2% of the amount withdrawn to cover administrative costs incurred in processing the partial withdrawal. This charge will be in addition to the amount received in cash.
Transfer Charge. After the first Policy Year, you may transfer a portion of your Cash Value. For each transfer in excess of 12 in a single Policy Year, we may impose a charge of $25 to cover administrative costs incurred in processing the transfer. We are currently waiving this charge.
Periodic Charges
Monthly Deduction. We will make the monthly deduction on the Investment Start Date and on each succeeding Monthly Anniversary. We will make deductions from each Division in the same proportion that the Policy’s Cash
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Value in each Division bears to the unloaned Cash Value on the date the monthly deduction is made. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction also will vary.
The monthly deduction has several components:
•	the cost of insurance charge;
•	a monthly administrative charge;
•	the charges for any riders; and
•	the mortality and expense risk charge.
Cost of Insurance Charge. We assess a monthly cost of insurance charge on each Monthly Anniversary (to cover the next Policy Month) to compensate us for underwriting the death benefit and for certain administrative costs. The charge depends on the applicable cost of insurance rate and the net amount at risk in the Policy Month in which the charge is calculated. The charge may vary from Policy to Policy and from Policy Month to Policy Month.
We will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each Policy Month. The net amount at risk for a Policy Month equals: (i) the death benefit at the beginning of the Policy Month divided by 1.0032737; less (ii) the Cash Value at the beginning of the Policy Month. (Dividing the death benefit by 1.0032737 reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at the annual rate of 4%.)
We determine the cost of insurance separately for the initial Face Amount and for any increases in Face Amount. If we approve an increase in Face Amount, then a different cost of insurance charge may apply to the increase, based on the Insured’s circumstances at the time of the increase.
•	Cost of Insurance Rates. The current cost of insurance rates are based on the Attained Age and the rate class of the Insured. We base the current cost of insurance rates on our expectations as to future mortality experience. We currently issue the Policies on a guaranteed issue or simplified underwriting basis without regard to the sex of the Insured. Whether a Policy is issued on a guaranteed issue or simplified underwriting basis does not affect the cost of insurance charge determined for that Policy.
The current cost of insurance rates will not exceed the guaranteed cost of insurance rates set forth in the Policy. These guaranteed rates are 125% of the maximum rates that could be charged based on the 1980 Commissioners Standard Ordinary Mortality Table C (“1980 CSO Table”). The guaranteed rates are higher than the maximum rates in the 1980 CSO Table because we use guaranteed or simplified underwriting procedures whereby the Insured is not required to submit to a medical or paramedical examination. Under these underwriting methods, then, healthy individuals will pay higher cost of insurance rates than they would pay under substantially similar policies using different underwriting methods. The current cost of insurance rates are generally lower than 100% of the 1980 CSO Table.
•	Net Amount at Risk. We also calculate the net amount at risk separately for the initial Face Amount and for any increase in Face Amount. In determining the net amount at risk for each increment of Face Amount, the Cash Value is first considered part of the initial Face Amount. If the Cash Value exceeds the initial Face Amount, it is then considered as part of any increment in Face Amount in the order these increases took effect. The net amount at risk is affected by investment performance, loans, payments of premiums, Policy fees and charges, the death benefit option chosen, partial withdrawals, and decreases in Face Amount. Any decrease in Face Amount — whether by the Owner’s request or resulting from a partial withdrawal — will first be used to reduce the net amount at risk for the most recent increase in Face Amount, the next most recent increases in succession, and then the net amount at risk for the initial Face Amount.
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The current maximum cost of insurance is $7.12 per $1,000 of net amount at risk and the current minimum cost of insurance is $0.04 per $1,000 of net amount at risk.
Monthly Administrative Charge. We assess a monthly administrative charge from each Policy that is based upon the number of employees eligible to be covered at issue of a Group Contract. This charge compensates us for ordinary administrative expenses such as record keeping, processing death benefit claims and Policy changes, preparing and mailing reports, and overhead costs. The maximum administrative charge that we can apply to Policies under any Group Contract can vary but will not exceed $6.00 per Policy per month during the first Policy Year and $3.50 per month in renewal years. The current administrative charge that we apply is up to $3.50 per Policy per month. Please refer to your Policy Schedule Page for the administrative charge that applies to your Policy.
These guaranteed maximum charges are guaranteed not to increase over the life of the Policy. The administrative charge will not change in the event that the Insured is no longer eligible for group coverage, but continues coverage on an individual basis. In addition, when we believe that lower administrative costs will be incurred in connection with a particular Group Contract we may modify the charge for that Group Contract.
Charges For Riders. We charge a fee to compensate us for the coverage that we are providing. The monthly deduction will include charges for any additional benefits provided by rider. (See “Additional Benefits and Riders.”) The charges for individual riders are summarized in the Fee Table of this prospectus. These riders may not be available in all states and some Group Contracts may not offer certain riders.
•	Waiver of Monthly Deductions Rider. This Rider provides for the waiver of monthly deductions while the Insured is totally disabled, subject to certain limitations. The Insured must have become disabled before age 65. The charge under this rider is assessed per $1.00 of the waived monthly deduction. In some Group Contracts, the charge for this rider will be included in the Cost of Insurance Charge rather than assessed per $1.00 of the waived monthly deduction. There is currently no additional charge for this rider.
•	Accelerated Death Benefit Settlement Option Rider. This rider provides for the accelerated payment of a portion of death benefit proceeds in a single sum to the Owner if the Insured is terminally ill. There is no charge for this rider. We may deduct an administrative charge of $100 from the accelerated death benefit at the time it is paid. We are currently waiving this charge.
Mortality and Expense Risk Charge. We will deduct a daily charge from the Separate Account at a rate not to exceed 0.0024547% (an annual rate of 0.90%) of the net assets of each Division of the Separate Account. We may reflect a reduction in the current rate as a credit to Cash Value.
This charge compensates us for certain mortality and expense risks we assume. The mortality risk we assume is that an Insured may die sooner than anticipated and that we will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policy will exceed the amounts realized from the administrative charges assessed against the Policy. If this charge does not cover our actual costs, we absorb the loss. Conversely, if the charge more than covers our actual costs, we add the excess to our surplus. We expect to profit from this charge and may use such profits for any lawful purpose, including covering distribution and other expenses. The Mortality and Expense Risk Charge is currently 0.75% (annually) of the net assets of each Division of the Separate Account.
Loan Interest Charge. We charge interest on Policy loans at a maximum annual interest rate of 8.00%, payable in arrears on each Policy anniversary or for the duration of the Policy Loan, if shorter. We also will credit the amount in the Loan Account with interest at a minimum effective annual rate of 5% (our current interest rate is 8.00% and our current crediting rate is 7.25%). The current loan interest spread is 0.75%.
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Federal Taxes
We currently do not assess charges against the Separate Account for federal income taxes that may be incurred by the Separate Account. We may assess such a charge in the future, as well as charges for other taxes incurred by the Separate Account. (See “Federal Tax Matters.”)
Variations in Charges
We may vary the amounts of charges described in this prospectus as a result of such factors as: (1) differences in legal requirements in the jurisdictions where the Policies are sold; (2) differences in actual or expected risks, expenses, Policy persistency, premium payment patterns, or mortality experience among different categories of purchasers or insureds; and (3) changes in Policy pricing that we may implement from time to time. We may take into account additional information provided by prospective Contractholders in assessing these differences and determining any variances in charges, subject to our underwriting guidelines. Any such variations will be pursuant to our administrative procedures that we establish and will not discriminate unfairly against any Policy Owner. Any such variations may apply to existing Policies as well as to Policies issued in the future, except that the charges under any Policy may never exceed the maximums therein.
Portfolio Charges and Expenses
Charges are deducted from and expenses paid out of the assets of the Portfolios that are described in the prospectuses for those Portfolios. Shares of the Portfolios are purchased for the Separate Account at their net asset value. The net asset value of Portfolio shares is determined after deduction of the fees and charges. For further information, consult the prospectus for each Portfolio and Appendix A, below.
FEDERAL TAX MATTERS
The following summary provides a general description of the federal income tax considerations associated with your Policy or Certificate, as applicable, and does not purport to be complete or to cover all tax situations. The summary does not address state, local or foreign tax issues related to the Policy or Certificate, as applicable. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.
Tax Status of the Policy or Certificate
In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy or Certificate, as applicable, must satisfy certain requirements which are set forth in the Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy or Certificate, as applicable, should satisfy the applicable requirements. If it is subsequently determined that the Policy or Certificate, as applicable, does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy or Certificate, as applicable, into compliance with such requirements and we reserve the right to restrict Policy or Certificate, as applicable, transactions in order to do so. The insurance proceeds payable upon death of the Insured will never be less than the minimum amount required for a Policy or Certificate, as applicable, to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy or Certificate, as applicable, was issued.
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In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Policy or Certificate, as applicable, we believe that the Owner of a Policy or Certificate, as applicable, should not be treated as the owner of the Separate Account assets. We reserve the right to modify the Policy or Certificate, as applicable, to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policy or Certificate, as applicable, from being treated as the owners of the underlying Separate Account assets.
In addition, the Code requires that the investments of the Separate Account be “adequately diversified” in order for the Policy or Certificate, as applicable, to be treated as life insurance contracts for federal income tax purposes. It is intended that the Separate Account, through its investment decisions, will satisfy these diversification requirements. If Fund shares are sold directly to tax-qualified retirement plans that later lose their tax-qualified status or to non-qualified plans, there could be adverse consequences under the diversification rules.
The following discussion assumes that the Policy or Certificate, as applicable, will qualify as a life insurance contract for federal income tax purposes.
Tax Treatment of Policy or Certificate Benefits
In General. We believe that the death benefit under a Policy or Certificate, as applicable, should generally be excludible from the gross income of the Beneficiary to the extent provided in Section 101 of the Code. Insurance proceeds may be taxable in some circumstances, such as where there is a transfer-for-value of a Policy or Certificate, as applicable, or where a business is the Owner of the Policy or Certificate, as applicable, covering the life of an employee, if certain notice and consent and other requirements are not satisfied.
Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or Beneficiary. A tax adviser should be consulted on these consequences.
Generally, the Owner will not be deemed to be in constructive receipt of the Policy or Certificate, as applicable, cash value until there is a distribution. When distributions from a Policy or Certificate, as applicable, occur, or when loans are taken out from or secured by a Policy or Certificate, as applicable, the tax consequences depend on whether the Policy or Certificate, as applicable, is classified as a modified endowment contract.
Modified Endowment Contracts. Under the Code, certain life insurance contracts are classified as modified endowment contracts, with less favorable tax treatment than other life insurance contracts. Given the flexibility of the Policies or Certificates, as applicable, as to premiums and benefits, the individual circumstances of each Policy or Certificate, as applicable, will determine whether it is classified as a MEC. In general, a Policy or Certificate, as applicable, will be classified as a MEC if the amount of premiums paid into the Policy or Certificate, as applicable, causes the Policy or Certificate, as applicable, to fail the “7-pay test.” A Policy or Certificate, as applicable, will fail the 7-pay test if at any time in the first seven Policy or Certificate years, as applicable, or in the seven years after a “material change,” the amount paid into the Policy or Certificate, as applicable, exceeds the sum of the level premiums that would have been paid at that point under a Policy or Certificate, as applicable, that provided for paid-up future benefits after the payment of seven level annual payments.
If there is a reduction in the benefits under the Policy or Certificate, as applicable, during a 7-pay testing period, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the Policy or Certificate, as applicable, had originally been issued at the reduced Face Amount. If there is a “material change” in
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Policy’s or Certificate’s, as applicable, benefits or other terms, even after the first seven years, the Policy or Certificate, as applicable, may have to be retested as if it were a newly issued Policy or Certificate, as applicable. A material change may occur, for example, when there is an increase in the death benefit or the receipt of an unnecessary premium. Unnecessary premiums are premiums paid into a Policy or Certificate, as applicable, which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the most recent 7-pay testing period. To prevent your Policy or Certificate, as applicable, from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. In addition, a Policy or Certificate, as applicable, will be treated as a MEC if it is received in exchange for a life insurance contract that is a MEC. A current or prospective Owner should consult a tax adviser to determine whether a Policy or Certificate, as applicable, transaction will cause the Policy or Certificate, as applicable, to be classified as a MEC.
Distributions Other Than Death Benefits From Modified Endowment Contracts. Policies or Certificates, as applicable, classified as modified endowment contracts are subject to the following tax rules:
(1)	All distributions other than death benefits, including distributions upon surrender, withdrawals and distributions of Cash Surrender Value to the Owner in the case of certain Plans where there is no succeeding plan of insurance or the succeeding carrier is unable to accept the Cash Surrender Value, from a modified endowment contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner’s investment in the Policy or Certificate, as applicable, only after all gain has been distributed.
(2)	Loans taken from or secured by a Policy or Certificate, as applicable, classified as a modified endowment contract are treated as distributions and taxed accordingly.
(3)	A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has Attained Age 59 1⁄2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner’s Beneficiary. The foregoing exceptions generally do not apply to an Owner that is a non-natural person, such as a corporation.
If a Policy or Certificate, as applicable, becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy or Certificate, as applicable, within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy or Certificate, as applicable, that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.
Distributions Other Than Death Benefits From Policies or Certificates That Are Not Modified Endowment Contracts. Distributions other than death benefits, including distributions upon surrender, withdrawals and distributions of Cash Surrender Value to the Owner in the case of certain Plans where there is no succeeding plan of insurance or the succeeding carrier is unable to accept the Cash Surrender Value, from a Policy or Certificate, as applicable, that is not classified as a modified endowment contract are generally treated first as a non-taxable recovery of the Owner’s investment in the Policy or Certificate, as applicable, and only after the recovery of all investment in the Policy or Certificate, as applicable, as gain taxable as ordinary income. However, distributions during the first 15 Policy or Certificate, as applicable, years accompanied by a reduction in Policy or Certificate, as applicable, benefits, including distributions which must be made in order to enable the Policy or Certificate, as applicable, to continue to qualify as a life insurance contract for federal income tax purposes, are subject to different tax rules and may be treated in whole or in part as taxable income.
Loans from or secured by a Policy or Certificate, as applicable, that is not a modified endowment contract are generally not treated as distributions.
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Finally, neither distributions nor loans from or secured by a Policy or Certificate, as applicable, that is not a modified endowment contract are subject to the 10 percent additional income tax.
Investment in the Policy or Certificate. Your investment in the Policy or Certificate, as applicable, is generally your aggregate premiums. When a distribution is taken from the Policy or Certificate, as applicable, your investment in the Policy or Certificate, as applicable, is reduced by the amount of the distribution that is tax-free.
Policy or Certificate Loans. In general, interest on a Policy or Certificate, as applicable, loan will not be deductible. If a Policy or Certificate, as applicable, loan is outstanding when a Policy or Certificate, as applicable, is exchanged, canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. In the case of an outstanding loan at the time of an exchange, the cancelled loan will generally be taxed to the extent of any Policy or Certificate, as applicable, gain.
Before taking out a Policy or Certificate, as applicable, loan, you should consult a tax adviser as to the tax consequences.
Withholding. To the extent that Policy or Certificate, as applicable, distributions are taxable, they are generally subject to withholding for the recipient’s federal income tax liability. However, recipients can generally elect not to have tax withheld from distributions.
Life Insurance Purchases by Residents of Puerto Rico. The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to federal income tax. Note, however, that the foregoing rule may not apply to certain contracts issued by Puerto Rican branches of U.S. life insurance companies before January 1, 2005, provided that such payments are made pursuant to binding life insurance contracts issued by such branches on or before July 12, 2004.
Multiple Policies or Certificates. All modified endowment contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includable in the Owner’s income when a taxable distribution occurs.
Accelerated Benefits Rider. In general, rider benefits may be received tax free by the Owner if the Insured is terminally ill or chronically ill, subject to certain limitations and conditions. However, benefits under the Accelerated Benefits Rider received by a business owner with respect to an insured employee will generally be taxable. You should consult a qualified tax adviser about the consequences of adding this rider to a Policy or Certificate, as applicable, or requesting payment under this rider.
Non-Individual Owners and Business Beneficiaries of Policies or Certificates. If a Policy or Certificate, as applicable, is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity’s interest deduction under Code Section 264, even where such entity’s indebtedness is in no way connected to the Policy or Certificate, as applicable. In addition, under Code Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a Beneficiary of a Policy or Certificate, as applicable, this Policy or Certificate, as applicable, could be treated as held by the business for purposes of the Code Section 264(f) entity-holder rules. Death benefits payable to a business owner on the life of an employee will generally be taxable if certain notice and consent and other requirements are not satisfied. In addition, benefits under the Accelerated Benefits Rider or Accelerated Death Benefit Settlement Option Rider, as applicable received by a business owner with respect to an insured employee will generally be taxable.
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Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of a Policy or Certificate, as applicable, or before a business (other than a sole proprietorship) is made a Beneficiary of a Policy or Certificate, as applicable.
Estate, Gift and Generation-Skipping Transfer Taxes. The transfer of the Policy or Certificate, as applicable, or designation of a Beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the Insured dies, the death proceeds will generally be includable in the Owner’s estate for purposes of federal estate tax if the Insured owned the Policy or Certificate, as applicable, retained incidents of ownership at death, or made a gift transfer of the Policy or Certificate, as applicable, within 3 years of death. If the Owner was not the Insured, the fair market value of the Policy or Certificate, as applicable, would be included in the Owner’s estate upon the Owner’s death.
Moreover, under certain circumstances, the Code may impose a generation-skipping transfer tax when all or part of a life insurance Policy or Certificate, as applicable, is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Policy or Certificate, as applicable, or from any applicable payment, and pay it directly to the IRS.
Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy or Certificate, as applicable, ownership and distributions under federal, state and local law. The individual situation of each Owner or Beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy or Certificate, as applicable, proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.
In general, current rules provide for a $10 million estate, gift and generation-skipping transfer tax exemption (as indexed for inflation) and a top tax rate of 40 percent through the year 2025.
The complexity of the tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your Beneficiaries under all possible scenarios.
Life Insurance Purchases by Nonresident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to a Policy or Certificate, as applicable, purchase.
Possible Tax Law Changes. Although the likelihood of legislative or regulatory changes is uncertain, there is always the possibility that the tax treatment of the Policy or Certificate, as applicable, could change by legislation, regulation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy or Certificate, as applicable.
We have the right to modify the Policy or Certificate, as applicable, in response to legislative or regulatory changes that could otherwise diminish the favorable tax treatment Owners currently receive. We make no guarantee regarding the tax status of any Policy or Certificate, as applicable, and do not intend the above discussion as tax advice.
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Transfer of Issued Life Insurance Policies to Third Parties. If you transfer the Policy to a third party, including a sale of the Policy to a life settlement company, such transfer for value may be taxable. The death benefit will also be taxable in the case of a transfer for value unless certain exceptions apply. We may be required to report certain information to the IRS, as required under IRC section 6050Y and applicable regulations. You should consult with a qualified tax advisor for further information prior to transferring the Policy.
Our Income Taxes. Under current federal income tax law, we are not taxed on the Separate Account’s operations. Thus, currently we do not deduct a charge from the Separate Account for federal income taxes. We reserve the right to charge the Separate Account for any future federal income taxes or economic burdens we may incur.
Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.
Tax Credits and Deductions. The Company may be entitled to certain tax benefits related to the assets of the Separate Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Separate Account or to the Policy or Certificate, as applicable, owners since the Company is the owner of the assets from which the tax benefits are derived.
ADDITIONAL BENEFITS AND RIDERS
In addition to the standard death benefit associated with your Policy, other standard and/or optional benefits may also be available to you. The following table summarizes information about those benefits. Information about the fees associated with each benefit included in the table may be found in the Fee Table. We currently offer the following riders under the Policy, subject to state availability:
NAME OF BENEFIT	PURPOSE	IS BENEFIT STANDARD OR OPTIONAL?	BRIEF DESCRIPTION OF RESTRICTIONS OR LIMITATIONS
Waiver of Monthly Deductions Rider	This rider provides for the waiver of monthly deductions while the Insured is totally disabled, including cost of insurance and monthly Policy expense charges, upon proof of disability.	Standard	The rider is standard if elected by the employer at the group level. There is no individual election at the Employee level, and the Employee may not terminate the benefit. You should ask your employer if this benefit is included.

The Insured must have become disabled before age 65.
Accelerated Death Benefit Settlement Option Rider	Under this rider, you may receive an accelerated payment of a portion of your death benefit if the Insured is terminally ill.	Standard	The rider is standard if elected by the employer at the group level. There is no individual election at the Employee level, and the Employee may not terminate the benefit. You should ask your employer if this benefit
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NAME OF BENEFIT	PURPOSE	IS BENEFIT STANDARD OR OPTIONAL?	BRIEF DESCRIPTION OF RESTRICTIONS OR LIMITATIONS
is included. Payment under this rider may affect eligibility for benefits under state or federal law.
Dollar Cost Averaging	Allows you to automatically transfer from the Putnam VT Government Money Market Division to other Divisions a predetermined amount of money over a specified period of time.	Standard	You may not elect both Dollar Cost Averaging and Automatic Rebalancing at the same time.
Annual Automatic Portfolio Rebalancing	Allows you to automatically reallocate your Cash Value among the elected Divisions to return the allocation to the percentages you specify.	Standard	You may not elect both Dollar Cost Averaging and Automatic Rebalancing at the same time.
Additional Insurance Benefits
Waiver of Monthly Deductions Rider. This rider provides for the waiver of the monthly deductions while the Insured is totally disabled as defined in the Rider. The Insured must provide proof that they are unable to perform any other job for which the Insured is fit by education, training or experience. The Insured must have become disabled before age 65.
For example, if you are eligible for benefits under this rider, and have current premiums of $150 per month including a $50 optional investment premium, we will waive $100 per month so your life insurance coverage remains in force.
Accelerated Death Benefit Settlement Option Rider. This rider provides for the accelerated payment of a portion of death benefit proceeds in a single sum to you if the Insured is terminally ill and expected to die within less than 12 months (subject to state variations). Any irrevocable Beneficiary and assignees of record must provide written authorization in order for the Owner to receive the accelerated benefit. The amount of the death benefit payable under the rider will equal up to 85% of the Face Amount under the Policy on the date we receive satisfactory evidence of terminal illness as described above, less any Indebtedness. In general, rider benefits may be received tax free subject to certain limitations and conditions. You should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting an accelerated death benefit payment under this rider. We do not currently impose a charge for this rider. However, we reserve the right to deduct an administrative charge of $100 from the accelerated death benefit at the time it is paid.
The Federal income tax consequences associated with adding or receiving benefits under the Accelerated Death Benefit Settlement Option are unclear. You should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting an accelerated death benefit payment under this rider.
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For example, if you are eligible for benefits under the Accelerated Death Benefit Settlement Option Rider and have a Face Amount of $100,000 with no cash value, you may elect to receive up to $85,000 of the death benefit proceeds (less any loans and loan interest) prior to your death.
Automatic Investment Strategies
Dollar Cost Averaging. This investment strategy allows you to automatically transfer a predetermined amount of money from the Putnam VT Government Money Market Division to a number of available Divisions of the Separate Account. Based on the elected investment allocations for this investment strategy, Dollar Cost Averaging occurs after the close of business on each Monthly Anniversary or after close of business on the next business day following each Monthly Anniversary should your Monthly Anniversary fall on a non-business day (weekend or holiday) as long as all other requirements are met. The portion of the Policy’s Cash Value in the Putnam VT Government Money Market Division must be greater than or equal to $1,000. The minimum total monthly transfer amount must be greater than or equal to $100.00.
Dollar Cost Averaging does not assure a profit or protect against a loss in declining markets. It involves continuous investment in securities regardless of price fluctuations. An investor should consider his/her ability to continue purchases in periods of low price levels.
For example, if you elected the Dollar Cost Averaging and selected $12,000 of cash value to be transferred from the Putnam VT Government Money Market Division to specified other Divisions that you choose, over a 12 month period we will transfer $1,000 each month for 12 months.
Annual Automatic Portfolio Rebalancing. This investment strategy allows you to automatically reallocate your Cash Value among the elected Divisions to return the allocation to the percentages you specify. This rebalancing occurs annually after the close of business on your Policy anniversary or after the close of business on the next business day following your Policy anniversary should your Policy anniversary fall on a non-business day (holiday or weekend).
Annual Automatic Portfolio Rebalancing does not assure a profit or protect against a loss in declining markets.
For example, if you allocated 25% among four Divisions, after the close of business on your Policy anniversary, or after the close of business on the next business day following your Policy anniversary should your Policy anniversary fall on a non-business day (holiday or weekend) we will transfer amounts among those four Divisions so that there is 25% of your Policy’s Cash Value in each Division.
The automated transfers under these investment strategies will not count towards frequent transfer constraints or transfer limitations. However, we reserve the right to include them if we decide to restrict transfers under the terms of the contract.
DISTRIBUTION OF THE POLICIES
Distributing the Policies
MetLife Investors Distribution Company (“MLIDC”) is the principal underwriter and distributor of the Policies. MLIDC, which is our affiliate, also acts as the principal underwriter and distributor of other variable life insurance policies and variable annuity contracts that we, or our affiliated companies issue. We reimburse MLIDC for expenses MLIDC incurs in distributing the Policies (e.g. commissions payable to retail broker-dealers who sell the Policies).
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MLIDC’s principal offices are located at 200 Park Avenue, New York, NY 10166. MLIDC is registered under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.
MLIDC and the Company may enter into selling agreements with broker-dealers (“selling firms”) who will sell the Policies through their registered representatives. We pay commissions to these selling firms for the sale of the Policies, and these selling firms compensate their registered representative agents. Commissions are payable on net collected premiums received by the Company. A portion of the payments made to selling firms may be passed on to their registered representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your registered representative for further information about what your registered representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.
We may compensate MetLife employees for referrals. We may also make various payments to selling firms and other third parties. (See “Compensation Paid to Selling Firms and Other Intermediaries.”)
Commissions Paid to Selling Firms
The maximum commissions payable to a selling firm are one of the following options:
Option	First Year	Renewal Years
1	A+B	a+b
2	A+B	a+c
3	A+X+Y+Z	a
A =	18% of premiums that do not exceed the cost of insurance assessed during the first Policy Year.
B =	1% of premiums in excess of the cost of insurance assessed during the first Policy Year.
a =	18% of premiums that do not exceed the cost of insurance assessed during the respective Policy Year.
b =	1% of premiums in excess of the cost of insurance assessed during that Policy Year.
c =	Up to 0.25% per year of the average Cash Value of a Policy during a Policy Year.
X =	20% of the first Policy Year premiums received up to an amount that equals: the planned annual premium reduced by the cost of insurance charge, the monthly administrative charge, premium loads assessed, and any premiums paid less frequently than monthly.
Y =	2% of any unscheduled premiums received.
Z =	1% of premiums equal to the monthly administrative charge and the premium loads on those charges and the cost of insurance.
Compensation Paid to Selling Firms and Other Intermediaries
MetLife enters into arrangements concerning the sale, servicing and/or renewal of MetLife group insurance and certain other group-related products (“Products”) with brokers, agents, consultants, third party administrators, general agents, associations, and other parties that may participate in the sale, servicing and/or renewal of such products (each, an “Intermediary”). MetLife may pay your Intermediary compensation, which may include, among other things, base compensation, supplemental compensation and/or a service fee. MetLife may pay compensation
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for the sale, servicing and/or renewal of Products, or remit compensation to an Intermediary on your behalf. Your Intermediary may also be owned by, controlled by or affiliated with another person or party, which may also be an Intermediary and who may also perform marketing and/or administration services in connection with your Products and be paid compensation by MetLife.
Base compensation, which may vary from case to case and may change if you renew your Products with MetLife, may be payable to your Intermediary as a percentage of premium or a fixed dollar amount. MetLife may also pay your Intermediary compensation that is based upon your Intermediary placing and/or retaining a certain volume of business (number of Products sold or dollar value of premium) with MetLife. In addition, supplemental compensation may be payable to your Intermediary for eligible Products. Under MetLife’s current supplemental compensation plan (“SCP”), the amount payable as supplemental compensation may range from 0% to 8% of premium. The supplemental compensation percentage may be based on one or more of: (1) the number of Products sold through your Intermediary during a one-year period or other defined period; (2) the amount of premium or fees with respect to Products sold through your Intermediary during a one-year period; (3) the persistency percentage of Products in force through your Intermediary during a one-year period; (4) the block growth of the Products in force through your Intermediary during a one-year period; (5) premium growth during a one-year period; or (6) a flat amount fixed percentage or sliding scale of the premium for Products as set by MetLife. The supplemental compensation percentage will be set by MetLife based on the achievement of the outlined qualification criteria and it may not be changed until the following SCP plan year. As such, the supplemental compensation percentage may vary from year to year, but will not exceed 8% under the current supplemental compensation plan.
The cost of supplemental compensation is not directly charged to the price of our Products, except as an allocation of overhead expense, which is applied to all eligible group insurance Products, whether or not supplemental compensation is paid in relation to a particular sale or renewal. As a result, your rates will not differ by whether or not your Intermediary receives supplemental compensation. If your Intermediary collects the premium from you in relation to your Products, your Intermediary may earn a return on such amounts. Additionally, MetLife may have a variety of other relationships with your Intermediary or its affiliates, or with other parties, that involve the payment of compensation and benefits that may or may not be related to your relationship with MetLife (e.g., insurance and employee benefits exchanges, enrollment firms and platforms, sales contests, consulting agreements, participation in an insurer panel, or reinsurance arrangements).
More information about the eligibility criteria, limitations, payment calculations and other terms and conditions under MetLife’s base compensation and supplemental compensation plans can be found on MetLife’s Website at https://www.metlife.com/business-and-brokers/broker-resources/broker-compensation. Questions regarding Intermediary compensation can be directed to ask4met@metlifeservice.com, or if you would like to speak to someone about Intermediary compensation, please call (800) ASK 4MET. In addition to the compensation paid to an Intermediary, MetLife may also pay compensation to your representative. Compensation paid to your representative is for participating in the sale, servicing, and/or renewal of products, and the compensation paid may vary based on a number of factors including the type of product(s) and volume of business sold. If you are the person or entity to be charged under an insurance policy or annuity contract, you may request additional information about the compensation your representative expects to receive as a result of the sale or concerning compensation for any alternative quotes presented, by contacting your representative or calling (866) 796-1800.
Commissions and other incentives or payments described above are not charged directly to Owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy or from the general account of the Company.
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The Statement of Additional Information contains additional information about the compensation paid for the sale of the Policies.
GENERAL PROVISIONS OF THE GROUP CONTRACT
Issuance
The Group Contract will be issued upon receipt of a signed application for Group Insurance signed by a duly authorized officer of the Employer, and acceptance by a duly authorized officer of the Company at its Administrative Office.
Premium Payments
The Contractholder will remit planned premium payments for Insureds of the Contractholder or an associated company in an amount authorized by the employee to be deducted from his or her wages. All planned premiums under a Group Contract must be specified in advance. The planned premium payment interval is agreed to by the Contractholder and us. Before each planned payment interval, we will furnish the Contractholder with a statement of the planned premium payments to be made under the Group Contract or such other notification as has been agreed to by the Contractholder and us.
Grace Period
If the Contractholder does not remit planned premium payments in a timely fashion, the Group Contract will be in default. A grace period of 31 days begins on the date that the planned premiums were scheduled to be remitted. If the Contractholder does not remit premiums before the end of the grace period, the Group Contract will terminate. However, the Certificate will be amended automatically to continue in force as an Individual Policy following the Group Contract’s termination, provided such insurance is not surrendered or cancelled by the Owner and provided the Owner pays the premium directly to the Company.
Termination
Except as described in “Grace Period” above, the Group Contract will be terminated immediately upon default. In addition, we may end a Group Contract or any of its provisions on 31 days’ notice. If the Group Contract terminates, any Certificate in effect will be amended automatically to continue in force as an Individual Policy following the Group Contract’s termination, provided such insurance is not surrendered or cancelled by the Owner and provided the Owner pays the premium directly to the Company. (See “Policy Benefits — Eligibility Change Conversion.”)
Right to Examine Group Contract
The Contractholder may terminate the Group Contract within 20 days after receiving it, within 45 days after the application was signed or within 10 days of mailing a notice of the cancellation right, whichever is latest. To cancel the Group Contract, the Contractholder should mail or deliver the Group Contract to us at our Administrative Office.
Entire Contract
The Group Contract, with the attached copy of the Contractholder’s application and other attached papers, if any, is the entire contract between the Contractholder and us. All statements made by the Contractholder, any Owner or
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any Insured will be deemed representations and not warranties. Misstatements will not be used in any contest or to reduce a claim under the Group Contract, unless such misstatements are in writing. A copy of the application containing such misstatement must have been given to the Contractholder or to the Insured or to his Beneficiary, if any.
Incontestability
We cannot contest the Group Contract after it has been in force for two years from the date of issue.
Ownership of Group Contract
The Contractholder owns the Group Contract. The Group Contract may be changed or ended by agreement between us and the Contractholder without the consent of, or notice to, any person claiming rights or benefits under the Group Contract. However, the Contractholder does not have any ownership interest in the Polices issued under the Group Contract. The rights and benefits under the Policies inure to the benefit of the Owners, Insureds, and Beneficiaries as set forth herein and in the Policies.
GENERAL MATTERS RELATING TO THE POLICY
Postponement of Payments
We usually pay the amounts of any surrender, partial withdrawal, death benefit proceeds or loan within 7 days after we receive all applicable written notices, permitted telephone, fax or Internet request, and/or due proof of death of the Insured. We may postpone such payments, however, whenever:
•	the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC;
•	the SEC by order permits postponement for the protection of Owners; or
•	an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account’s net assets.
Payments under the Policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared your bank. We may use telephone, fax, internet or other means of communications to verify that payment from your check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. You may avoid the possibility of delay in disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check. If mandated by applicable law, the Company may be required to block your account and thereby refuse to pay any request for transfer, surrender, partial withdrawal, loan or death proceeds, until instructions are received from appropriate regulators. We also may be required to provide information about you and your account to government regulators.
STATE VARIATIONS
This Prospectus describes all material features of the Policy. However, we will also issue you a Policy (Certificate or Individual Policy), which is a separate document from the Prospectus. There may be differences between the description of the Policy contained in this prospectus and the Policy issued to you due to differences in state law. Please consult your Policy for the provisions that apply in your state. Your actual policy and endorsements or riders are the controlling documents. You should contact our Administrative Office to review a copy of your Policy and any applicable endorsements and riders.
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LEGAL PROCEEDINGS
In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.
It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MetLife Investors Distribution Company to perform its contract with the Separate Account or of MetLife to meet its obligations under the Policies.
FINANCIAL STATEMENTS
The financial statements of the Company, Metropolitan Tower Life Insurance Company and Paragon Separate Account B are contained in the Statement of Additional Information (SAI).
The financial statements of the Company and of Metropolitan Tower Life Insurance Company should be distinguished from the financial statements of the Separate Account, and should be considered only as bearing on the ability of the Company to meet its obligations under the Policies and of Metropolitan Tower Life Insurance Company, as guarantor, to meet its obligations under the guarantee agreement. For a free copy of these financial statements and/or the SAI, please call or write to us at our Administrative Office.
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GLOSSARY
Administrative Office — The service office of the Company. The mailing address is: MetLife GVUL; Suite 600; 11330 Olive Boulevard; St Louis, MO 63141. Unless another location is specified, all applications, notices and requests should be directed to the Administrative Office at the address above or, if permitted, to our facsimile number (866-347-4483). You may also contact us for information at 1-800-756-0124.
Attained Age — The Issue Age of the Insured plus the number of completed Policy Years.
Associated Companies — The companies listed in a Group Contract’s specifications pages that are under common control through stock ownership, contract or otherwise, with the Contractholder.
Beneficiary  — The person(s) named in a Policy or by later designation to receive Policy proceeds in the event of the Insured’s death. A Beneficiary may be changed as set forth in the Policy and this Prospectus. Unless otherwise stated in the Policy, the Beneficiary has no rights in a Policy before the death of the Insured. If there is more than one Beneficiary at the death of the Insured, each will receive equal payments unless otherwise provided by the Owner.
Cash Value — The total amount that a Policy provides for investment at any time. It is equal to the total of the amounts credited to the Owner in the Separate Account, and in the Loan Account.
Cash Surrender Value — The Cash Value of a Policy on the date of surrender, less any Indebtedness.
Certificate  — A document issued to Owners of Policies issued under Group Contracts, setting forth or summarizing the Owner’s rights and benefits.
Contractholder  — The employer, association, sponsoring organization or trust that is issued a Group Contract.
Division  — A subaccount of the Separate Account. Each Division invests exclusively in an available underlying Portfolio.
Effective Date — The actual date coverage shall take effect which will be on or after the Issue Date.
Employee  — A person who is employed and paid for services by an employer on a regular basis. To qualify as an Employee, a person ordinarily must work for an employer at least 30 hours per week. The Company may waive or modify this requirement at its discretion. An Employee may also include an independent contractor acting in many respects as an employee with a sponsoring employer. An Employee may include a partner in a partnership if the employer is a partnership.
Face Amount — The minimum death benefit under the Policy so long as the Policy remains in force.
Fund  — An underlying mutual fund in which the Separate Account assets are invested.
Group Contract — A group flexible premium variable life insurance contract issued to the Contractholder by the Company.
Indebtedness  — The sum of all unpaid Policy Loans and accrued interest charged on loans.
Individual Insurance — Insurance provided under a Group Contract or under an Individual Policy issued in connection with an employer-sponsored insurance program on an Employee.
Insured  — The person whose life is insured under a Policy.
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Investment Start Date — The date the initial premium is applied to the Divisions of the Separate Account. This date is the later of the Issue Date or the date the initial premium is received at our Administrative Office.
Issue Age — The Insured’s Age as of the date the Policy is issued.
Issue Date — The Issue Date is the date from which Policy Anniversaries, Policy Years, and Policy Months are measured.
Loan Account — The account of the Company to which amounts securing Policy Loans are allocated. It is a part of the Company’s general account assets.
Loan Value — The maximum amount that may be borrowed under a Policy after the first Policy Anniversary.
Maturity Date — The Policy Anniversary on which the Insured reaches Attained Age 95.
Monthly Anniversary — The same date in each succeeding month as the Issue Date except that whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed the next Valuation Date. If any Monthly Anniversary would be the 29th, 30th, or 31st day of a month that does not have that number of days, then the Monthly Anniversary will be the last day of that month.
Net Premium — The premium less any premium expense charge, any charge to compensate us for anticipated higher corporate income taxes resulting from the sale of a Policy, and any charge for premium taxes.
Owner (or You) — The Owner of a Policy, as designated in the application or as subsequently changed.
Policy  — Either the Certificate or the Individual Policy offered by the Company and described in this Prospectus. Under Group Contracts, the Policy may be issued on the employee.
Policy Anniversary — The same date each year as the Issue Date.
Policy Month — A month beginning on the Monthly Anniversary.
Policy Year — A period beginning on a Policy Anniversary and ending on the day immediately preceding the next Policy Anniversary.
Portfolio  — A portfolio represents a class (or series) of stock of a Fund in which the a Divison’s assets are invested.
SEC (or the Commission) — The Securities and Exchange Commission.
Separate Account — Paragon Separate Account B, a separate investment account established by the Company to receive and invest the net premiums paid under the Policy.
Valuation Date — Each day that the New York Stock Exchange is open for regular trading.
Valuation Period — The period between two successive Valuation Dates, commencing at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on a Valuation Date and ending at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Date.
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APPENDIX A: PORTFOLIOS AVAILABLE UNDER THE POLICY
The following is a list of the Portfolios currently available under the Policy. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at dfinview.com/metlife/tahd/MET000236. You can also request this information at no cost by calling (800) 756-0124 or by sending an email request to GVUL-eservice@metlifecommercial.com.
The current expenses and performance information below reflects fees and expenses of the Portfolios, but does not reflect the other fees and expenses that the Policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.
FUND TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2021)
			1 YEAR	5 YEAR	10 YEAR
US Fixed Income	Putnam VT Diversified Income Fund - Class IA Putnam Investment Management, LLC Subadviser: A	0.77%	-6.73%	1.94%	3.32%
International Equity	Putnam VT Emerging Markets Equity Fund* - Class IA Putnam Investment Management, LLC Subadviser: B	1.10%	-3.98%	11.24%	8.49%
Global Equity	Putnam VT Focused International Equity Fund* - Class IA Putnam Investment Management, LLC Subadviser: B	0.81%	12.84%	12.29%	11.21%
Allocation	Putnam VT Global Asset Allocation Fund - Class IA Putnam Investment Management, LLC Subadviser: B	0.84%	14.25%	10.19%	10.14%
US Fixed Income	Putnam VT Government Money Market Fund - Class IA Putnam Investment Management, LLC Subadviser: A	0.44%	0.01%	0.79%	0.40%
US Equity	Putnam VT Growth Opportunities Fund - Class IA Putnam Investment Management, LLC Subadviser: A	0.64%	23.00%	25.87%	20.16%
US Fixed Income	Putnam VT High Yield Fund - Class IA Putnam Investment Management, LLC Subadviser: A	0.70%	5.20%	5.62%	6.33%
US Fixed Income	Putnam VT Income Fund - Class IA Putnam Investment Management, LLC Subadviser: A	0.57%	-4.44%	3.86%	3.98%
International Equity	Putnam VT International Equity Fund - Class IA Putnam Investment Management, LLC Subadviser: C	0.83%	9.09%	9.62%	8.59%
International Equity	Putnam VT International Value Fund - Class IA Putnam Investment Management, LLC Subadviser: B	0.87%	15.28%	8.38%	7.27%
A-1

FUND TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2021)
			1 YEAR	5 YEAR	10 YEAR
US Equity	Putnam VT Large Cap Value Fund - Class IA Putnam Investment Management, LLC Subadviser: A	0.56%	27.62%	14.08%	14.40%
US Equity	Putnam VT Multi-Cap Core Fund - Class IA Putnam Investment Management, LLC Subadviser: A	0.66%	31.32%	18.37%	16.59%
US Equity	Putnam VT Sustainable Leaders Fund - Class IA Putnam Investment Management, LLC Subadviser: A	0.64%	23.87%	22.82%	18.58%
*	The Portfolio is subject to an expense reimbursement or fee waiver arrangement. The annual expenses shown reflect temporary fee reductions.
A-2

To learn more about the Policy, you should read the SAI dated the same date as this prospectus and is incorporated by reference into this Prospectus. It includes additional information about the Policies and the Separate Account. For a free copy of the SAI, please visit dfinview.com/metlife/tahd/MET000236 or call 1-800-756-0124 or write to us at our Administrative Office. To receive free personalized illustrations of death benefits and Cash Values, and to request other information about the Policy or to make inquiries please call 1-800-756-0124 or write to us at our Administrative Office. The mailing address for our Administrative Office is: MetLife GVUL; Suite 600; 11330 Olive Boulevard; St Louis, MO 63141.
Reports and other information about the Separate Account are available on the Commission’s website at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
EDGAR ID: C000034611

May 1, 2022
Group and Individual Flexible Premium Variable Life Insurance Policies (DWS C)
Issued by Paragon Separate Account B of
Metropolitan Life Insurance Company
Direct all correspondence and inquiries to the Administrative Office:
METLIFE GVUL
Administrative Office, Suite 600, 11330 Olive Boulevard, St. Louis, Mo 63141
Phone number: (800) 756-0124
PROSPECTUS
This Prospectus describes flexible premium variable life insurance policies (the “Contracts”) offered by Metropolitan Life Insurance Company (the “Company,” “Metropolitan Life”, “MetLife,” “we,” “our,” or “us”) which are designed for use in employer-sponsored insurance programs. When a Group Contract is issued, Certificates showing the rights of the Owners and/or Insureds will be issued under the Group Contract. We will amend a Certificate issued under a Group Contract so that it will continue in force as an Individual Policy in certain circumstances. The terms of the Certificate and the Individual Policy differ only with respect to provisions relating to the Group Contract that do not apply to the Individual Policy. Definitions of Group Contract, eligible participants, actively at work requirement, and the provisions regarding termination of the Group Contract do not appear in the Individual Policy. The Certificate and the Individual Policy are collectively referred to in this Prospectus as “Policy” or “Policies.”
This Prospectus also describes a guarantee provided by Metropolitan Tower Life Insurance Company (“Met Tower Life” or the “Guarantor”) of MetLife’s obligations under certain Policies originally issued by Paragon Life Insurance Company and assumed by MetLife as a result of the merger of Paragon Life Insurance Company with MetLife on May 1, 2006, with MetLife as the surviving company.
The Policy is a long-term investment designed to provide significant life insurance benefits for the Insured. This Prospectus provides information that a prospective owner should know before investing in the Policy. An Owner (also “you”) should consider the Policy in conjunction with other insurance you own.
If you are a new investor in the Policy, you may cancel your Policy generally within 20 days (or such longer period as state law requires) of your receipt of the Policy or, if later, 45 days after you sign the application for coverage. You may return the Policy during this period for a refund. We will refund an amount equal to all premiums paid under the Policy. You should review this prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.
You may allocate net premiums to the Divisions (Divisions may be referred to as “Investment Divisions” in your Policy and marketing materials) of Paragon Separate Account B (the “Separate Account”). Each Division invests solely in a Portfolio of a Fund listed in Appendix A below.
Please note that the Policy and the Portfolios are not guaranteed to achieve their goals, are not federally insured, are not endorsed by any bank or government agency, and are subject to risks, including the loss of the amount invested.
Additional information about certain investment products, including variable life insurance, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov
The Securities and Exchange Commission (“SEC”) has not approved or disapproved the policy or determined that this prospectus is adequate or complete. Any representation to the contrary is a criminal offense.

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IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT
	FEES AND EXPENSES			LOCATION IN PROSPECTUS
Charges for Early Withdrawals	None			—
Transaction Charges	You may be subject to transaction charges that may apply if you surrender your Policy or make a partial withdrawal. You also may be charged for other transactions, such as when you make a premium payment, transfer Cash Value between investment options, or exercise your Accelerated Death Benefit Settlement Option Rider.			Charges and Deductions — Transaction Charges
Ongoing Fees and Expenses (annual charges)	In addition to charges described above, an investment in the Policy is subject to certain ongoing fees and expenses, including a mortality and expense risk charge and a monthly deduction covering the cost of insurance under the Policy, monthly administrative charge and optional benefits added by rider, and such fees and expenses are set based on characteristics of the Insured (e.g., the age and rate class of the covered person) as well as the Group characteristics. Please refer to the specifications page of your Policy for applicable rates.
	You will also bear expenses associated with the Portfolios available under your Policy, as shown in the following table:			Charges and Deductions–Monthly Deduction Charges and Deductions – Mortality and Expense Risk Charge Charges and Deductions – Portfolio Charges and Expenses
	ANNUAL FEE	MIN	MAX
	Investment options (Portfolio fees and charges)	0.42%	1.05%
	RISKS			LOCATION IN PROSPECTUS
Risk of Loss	You can lose money by investing in this Policy.			Principal Risks
Not a Short-Term Investment	The Policies are designed to provide insurance protection. They should not be used as a short-term investment or if you need ready access to cash, because you will be charged when you make premium payments and you will also pay a transaction fee on partial withdrawals.			Principal Risks
Risks Associated with Investment Options	An investment in this Policy is subject to the risk of poor investment performance and can vary depending on the performance of the Portfolios available under the Policy. Each investment option has its own unique risks. You should review the investment options before making an investment decision.			Principal Risks
Insurance Company Risks	Investments in the Policy are subject to the risks related to Metropolitan Life including any, guarantees, and benefits of the Policy, which are subject to the claims paying ability of Metropolitan Life. If Metropolitan Life experiences financial distress, it may not be able to meet its obligations to you. More information about Metropolitan Life, including its financial strength ratings, is available upon request by calling call 1-800-756-0124 or visiting: https://www.metlife.com/about-us/corporate-profile/ratings/.			Principal Risks
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	RISKS	LOCATION IN PROSPECTUS
Contract Lapse	Your Policy may lapse if you have paid an insufficient amount of premiums or if the investment experience of the Portfolios is poor and the Cash Surrender Value under your Policy is insufficient to cover the monthly deduction. Lapse of a Policy on which there is an outstanding loan may have adverse tax consequences. If the Policy lapses, no death benefit will be paid. A Policy may be reinstated if the conditions for reinstatement are met including the payment of required premiums.	Principal Risks
	RESTRICTIONS	LOCATION IN PROSPECTUS
Investments	At the present time, no charge is assessed against the Cash Value of a Policy when amounts are transferred among the Divisions of the Separate, but we reserve the right to impose a charge of $25 to cover administrative costs incurred in processing any transfer in excess of 12 in a Policy year. Policy owners may transfer Cash Value between and among the Divisions. Restrictions may apply to frequent transfers.
	Metropolitan Life reserves the right to remove or substitute portfolio companies as investment options that are available under the Policy.	Features of the Policy - Transfers
Optional Benefits	Rider availability is subject to your employer making the rider available. Depending upon your employer’s requirements, certain Policy riders may only be able to be added to in force Policies during the employer’s annual enrollment. With respect to the dependent life benefit (child coverage, or spouse coverage), depending upon your employer’s elected rider benefit, you may also need to be on active status. You should check with your employer regarding the availability of riders and whether you need to be on active status to elect the dependent life benefit (child coverage, or spouse coverage).	Features of the Policy -Additional Benefits and Riders
	TAXES	LOCATION IN PROSPECTUS
Tax Implications	Consult with a tax professional to determine the tax implications of an investment in and payments received under this Policy.
Withdrawals will be subject to ordinary income tax, and may be subject to tax penalties.
	Lapse of a Policy on which there is an outstanding loan may have adverse tax consequences.	Federal Tax Matters
	CONFLICTS OF INTEREST	LOCATION IN PROSPECTUS
Investment Professional Compensation	Your investment professional may receive compensation relating to your ownership of a Policy, both in the form of commissions and continuing payments. These investment professionals may have a financial incentive to offer or recommend the Policy over another investment.	Distribution of the Policies
Exchanges	Some investment professionals may have a financial incentive to offer you a new policy in place of your current Policy. You should only exchange your Policy if you determine, after comparing the features, fees, and risks of both policies, that it is better for you to purchase the new policy rather than continue to own your existing Policy.	Distribution of the Policies
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OVERVIEW OF THE POLICY
Purpose of the Policy
The Policy is designed for use in employer-sponsored life insurance programs to provide employees who elect coverage tax deferred accumulation of assets through an investment portfolio and a death and/or other benefits. The Policy may be appropriate for an investor who has a longer time horizon, is not purchasing the Policy for short-term liquidity needs and desires life insurance coverage.
Premium Payments
Where provided by an employer, the minimum initial premium and the planned premium will be remitted to us by the employer on your behalf pursuant to a premium payment schedule (the “Payroll Deduction Plan”). You must authorize the amount of the premiums remitted by the employer. If the employer does not provide a Payroll Deduction Plan, you must pay the minimum premium and the planned premium directly to us. In addition to planned premiums, you may send unscheduled premium payments directly to us at any time and in any amount, subject to the minimum and maximum premium limitations. No insurance will take effect until the minimum initial premium set forth in the specifications pages of the Policy is paid, and the health and other conditions, including eligibility of the Insured described in the application for insurance, must not have changed. The Contractholder or employer will pay the initial premium on your behalf. The initial premium for a Policy must at least equal one-twelfth (1/12th) of the planned annual premium for the Policy set forth in the specifications pages. Every premium payment (other than a planned premium) paid must be at least $20. We will not accept any premium payment that would cause your total premiums to exceed current maximum premium limitations that qualify the Policy as life insurance according to federal tax laws. The planned premium is an amount that you arrange to pay for the Policy that is based on the requested initial Face Amount, the Issue Age of the Insured and the charges under the Policy. You are not required to pay premiums equal to the planned premium. Premium payments made directly to us should be sent to our Administrative Office. The payment of a given premium will not necessarily guarantee that your Policy will remain in force. Rather, this depends on the Policy’s cash surrender value. Insufficient premiums may result in lapse of the Policy. Premiums may be allocated among the investment options. Additional information about each Portfolio including its Portfolio type, advisers and any sub-advisers as well as current expenses and certain performance information is included in Appendix A.
Features of the Policy
The Policy has a number of features designed to provide lifetime insurance coverage as well as maximum flexibility in connection with premium payments and death benefits, including flexibility to change the type and amount of the death benefit; flexibility in paying premiums; loan privileges; surrender privileges; and optional insurance benefits.
Standard Death Benefit. We pay death benefit proceeds to the Beneficiary once we have received satisfactory proof of the Insured’s death, or to you, before the Insured’s death and under circumstances described in available riders. The death benefit proceeds equal the death benefit PLUS any additional benefit provided by rider and MINUS any outstanding Indebtedness and any unpaid monthly deductions.
You may choose between two standard death benefit options available under the Policy. After the first Policy Anniversary, you may change the death benefit option while the Policy is in force. Changing the death benefit option may have tax consequences. We calculate the amount payable under each death benefit option as of the end of the Valuation Period that includes the Insured’s date of death.
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•	Death Benefit Option A is a “Level Type” death benefit equal to the Face Amount of the Policy, or, if greater, a percentage of Cash Value based on federal tax law requirements.
•	Death Benefit Option B is an “Increasing Type” death benefit equal to the Face Amount of the Policy plus the Cash Value or, if greater, a percentage of Cash Value based on federal tax law requirements. This option is the only option presented for purchase for certain Group Contracts and employer-sponsored programs.
So long as a Policy remains in force, the death benefit under either option will be at least equal to the current Face Amount. The death benefit will never be less than the minimum amount required for the Policy to be treated as life insurance under U.S. Federal income tax rules, as in effect on the date the Policy was issued.
Surrenders. At any time that a Policy is in effect, you may elect to surrender the Policy and receive its Cash Surrender Value. A surrender may have tax consequences.
Partial Withdrawals. After the first Policy Year, you may request to withdraw part of the Cash Surrender Value once each Policy Month. Partial withdrawals may have federal income tax consequences and may increase the risk that your Policy will lapse (terminate without value).
Transfers. Subject to certain restrictions, you may transfer Cash Value among the Divisions of the Separate Account. (An Owner has additional transfer rights under the Policy, including, but not limited to, the conversion privilege by which, within the first two years of the Issue Date of the Policy, an Owner may, upon written request, convert a Policy still in force to a fixed benefit life insurance policy.) We may restrict transfers in the future or even revoke the transfer privilege for certain Policy Owners. For additional information on the restrictions we may impose on transfers and the costs and risks to you that can result from disruptive trading activities, see “Transfers.”
Loans. After the first Policy Anniversary, you may borrow against the Cash Value of the Policy. We transfer a portion of the Cash Value equal to the amount of the loan, and an amount equal to the present value of the loan interest due, from each Division of the Separate Account to the Loan Account as collateral for the loan. The maximum amount you may borrow is an amount equal to 85% of the Cash Value on the date the loan is requested less any outstanding Indebtedness. We charge interest on the amount of the Policy Loan at an annual rate of 8%. We will credit interest on amounts in the Loan Account at an annual rate of at least 5%. Loans may have tax consequences.
Additional Benefits and Riders. We offer several optional insurance benefits and riders that provide supplemental benefits under the Policy. These are the Children’s Life Insurance Rider, Spouse’s Life Insurance Rider and the Accelerated Death Benefit Settlement Option Rider. We generally deduct any monthly charges for these options and riders from the Cash Value as part of the monthly deduction. These riders may not be available in all states and some Group Contracts or employer-sponsored insurance programs may not offer certain riders. Please contact us at our Administrative Office for further details.
FEE TABLES
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Policy. We may charge fees and use rates that are lower than the maximum guaranteed charges reflected in the tables. Please refer to your Policy specification page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the Policy, surrender or make withdrawals from the Policy, or transfer cash between investment options.
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Transaction Charges
Transaction Fees
Charge	When Charge Deducted	Maximum Amount Deducted
Maximum Premium Expense Charge (load)
• For Policies issued under Group Contracts	Upon Receipt of Premium Payment	1.00% of each premium payment
• For Policies treated as individual contracts under Omnibus Budget Reconciliation Act of 1990		2.00% of each premium payment
Premium Tax Charge	Upon Receipt of Premium Payment	2.25% of each premium payment
Partial Withdrawal Charge	Upon each partial withdrawal from the Policy	$25 (1)
Transfer Charge	Upon transfer in excess of 12 in a Policy Year	$25 per transfer(2)
Accelerated Death Benefit Settlement Option Rider Administrative Charge	At the time an accelerated death benefit is paid	$100 (2)
(1)	The partial withdrawal charge is the lesser of $25 or2% of the amount withdrawn.
(2)	We currently waive this charge.
The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy not including Portfolio fees and expenses.
Periodic Charges Other Than Annual Portfolio Expenses
Charge	When Charge Deducted	Maximum Amount Deducted
Base Contract Charges:
Cost of Insurance(1)
• Minimum and Maximum Charge	Monthly	$0.15 to $31.67 per $1,000 of net amount at risk
• Charge for a Representative Insured(2)		$0.45 per $1,000 of net amount at risk
Administrative Charge(3)	Monthly	$6.00
Mortality and Expense Risk Charge(4)	Daily	0.90% (annually) of the net assets of each Division of the Separate Account
Loan Interest Spread(5)	Annually	3.0%
Optional Benefit Charges:
Children’s Life Insurance Rider	Monthly	$0.41 per $1,000 of coverage
Spouse’s Life Insurance Rider(1)
• Minimum and Maximum Charge	Monthly	$0.16 to $5.16 per $1,000 of coverage
• Charge for a Representative Insured (6)		$1.24 per $1,000 of coverage
(1)	Cost of insurance rates vary based on the Insured’s attained age and rate class. The cost of insurance charges shown in the table may not be typical of the charges you will pay. More detailed information concerning your cost of insurance charges is available on request from our Administrative Office.
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(2)	A representative Insured is a person with an attained age of 45, actively at work.
(3)	The maximum administrative charge we can apply to Policies under any Group Contract can vary but will not exceed the amounts in the table. Please refer to your Policy Schedule Page for the administrative charge that applies to your Policies.
(4)	The Mortality and Expense Risk Charge is currently 0.75% (annually) of the net assets of each Division of the Separate Account.
(5)	The maximum amount of interest we charge is 8% and the minimum amount of interest we credit is 5% for a maximum loan interest spread of 3%.
(6)	For Spouse’s Life Insurance Rider, a representative Insured is an employee’s spouse that has an attained age of 58.
The next table shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Policy. A complete list of the Portfolios available under the Policy, including their annual expenses, may be found in Appendix A at the back of this document.
Annual Portfolio Operating Expenses
	Minimum	Maximum
Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.42%	1.05%
PRINCIPAL RISKS
Investment Risk
If you invest your Cash Value in one or more Divisions of the Separate Account, then you will be subject to the risk that the investment performance of the Divisions will be unfavorable and that the Cash Value will decrease. An investment in this Policy is subject to the risk of poor investment performance and can vary depending on the performance of the Portfolios available under the Policy. Each investment option has its own unique risks. You should review the investment options before making an investment decision. A comprehensive discussion of the risks of each of the Portfolios may be found in each Portfolio’s prospectus. Please refer to the prospectuses for the Portfolios for more information. There is no assurance that any of the Portfolios will achieve its stated investment objective. In addition, we deduct Policy fees and charges from your Cash Value, which can significantly reduce your Cash Value. During times of poor investment performance, this deduction will have an even greater impact on your Cash Value. You could lose everything you invest and your Policy could lapse without value, unless you pay additional premium.
Risk of an Increase in Current Fees And Expenses
Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. In the future, we may increase these current charges up to the guaranteed (that is, maximum) levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.
Policy Lapse
If your Cash Surrender Value is not enough to pay the monthly deduction and other charges, your Policy may enter a 62-day grace period. A shorter grace period applies to the Contractholder (the employer) of the Group Contract. We will notify you that the Policy will lapse (terminate without value) unless you make sufficient payment during the grace period. Your Policy also may lapse if your Indebtedness exceeds your Cash Value on any Monthly Anniversary. If either of these situations occurs, your Policy will be in default and you must pay a specified amount of new premium to prevent your Policy from lapsing. Subject to certain conditions and our underwriting rules, you
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may reinstate a lapsed Policy within five years after the date of lapse and before the Maturity Date. In certain situations your Policy may also terminate if your employer ends its participation in the Group Policy.
Limitations on Access to Cash Value
We limit partial withdrawals of cash value from the Policies. You may not take a partial withdrawal in the first Policy year. Thereafter, you may make up to one partial withdrawal each Policy Month. The minimum amount of a partial withdrawal, net of any transaction charges, is currently $200. The minimum amount that can be withdrawn from any one Division is the lesser of $50 or the Policy’s Cash Value in that Division. The maximum amount that can be withdrawn, including the partial withdrawal transaction charge, is the Loan Value.
Limitations on Transfers
We do not currently charge for transfers, but we reserve the right to charge up to $25 per transfer to cover administrative costs incurred in processing any transfer in excess of 12 in a Policy year, except for transfers under the Automated Investment Strategies. We have adopted procedures to limit excessive transfer activity. In addition, each Fund may restrict or refuse certain transfers among, or purchases of shares in their Portfolios as a result of certain market timing activities. You should read each Portfolio’s prospectus for more details. The minimum amount that you must transfer is currently $250, or, if less, the Policy’s Cash Value in a Division.
Tax Treatment
To qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code (the “Code”). Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so. The insurance proceeds payable upon death of the Insured will never be less than the minimum amount required for a Policy to be treated as life insurance under section 7702 of the Code, as in effect on the date the Policy was issued.
Depending on the total amount of premiums you pay, the Policy may be treated as a “modified endowment contract” (“MEC”) under Federal tax laws. If a Policy is treated as a MEC, then surrenders, partial withdrawals and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial withdrawals, and loans taken before you reach age 59 1⁄2.
Under current Federal income tax law, the taxable portion of distributions from variable life contracts is taxed at ordinary income tax rates and does not qualify for the reduced tax rate applicable to long-term capital gains and dividends.
You should consult a qualified tax adviser for assistance in all Policy-related tax matters.
Surrender and Partial Withdrawals (Short-Term Investment Risk)
We designed the Policy to meet long-term financial goals. To best realize the benefits available through the Policy, including the benefit of tax deferred build-up of Cash Value, you should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Policy in the near future. The Policy is not suitable as a short-term savings vehicle. A surrender, in whole or in part, may have tax consequences and may increase the risk that your Policy will lapse.
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We assess a partial withdrawal transaction charge equal to the lesser of $25 or 2% of the amount withdrawn. A partial withdrawal may reduce the Face Amount as well as the death benefit. In certain circumstances, the reduction of the death benefit resulting from a partial withdrawal also may affect the cost of insurance charge and the amount of insurance protection afforded under a Policy. Partial withdrawals may have tax consequences and may increase the risk that your Policy will lapse.
Loans
A Policy Loan, whether or not repaid, will affect Cash Value over time because we subtract the amount of the Policy Loan from the Divisions of the Separate Account and hold that amount in the Loan Account. This loan collateral does not participate in the investment performance of the Divisions of the Separate Account.
We reduce the amount we pay on the Insured’s death, surrender, or the maturity of the Policy, by the amount of any Indebtedness. Your Policy may lapse (terminate without value) if the Indebtedness exceeds the Cash Value on any Monthly Anniversary.
A Policy Loan may have tax consequences. If you surrender the Policy or allow the Policy to lapse or if the Policy terminates while a Policy Loan is outstanding, the amount of the outstanding Indebtedness, to the extent it has not previously been taxed, will be added to any amount you receive and taxed accordingly.
Pandemics and Other Public Health Issues
The pandemic spread of the novel coronavirus COVID-19 has caused and may continue to cause illnesses and deaths. This pandemic, other pandemics, and their related major public health issues, and governmental, business and consumer reactions to them, have affected and may continue to have a major impact on the global economy and financial markets. Governmental and non-governmental organizations may not effectively combat the spread and severity of such a pandemic, increasing uncertainty, and creating the potential for more rapid changes to which the Company may find it more difficult to adjust. For example, regulatory action in response to pandemics or other health issues may impose new requirements affecting the Company's obligations under your Policy, exposing the Company to risks and costs that the Company is unable to foresee or underwrite.
Cybersecurity
Our business is highly dependent upon the effective operation of our information systems, and those of our service providers, vendors, and other third parties. Cybersecurity breaches of such systems can be intentional or unintentional events, and can occur through unauthorized access to computer systems, networks or devices; infection from computer viruses or other malicious software code; or attacks that shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality and our disaster recovery systems may be insufficient to safeguard our ability to conduct business. Cybersecurity breaches can interfere with our processing of Policy transactions, including the processing of transfer orders from our website or with the Portfolios; impact our ability to calculate Accumulation Unit Values; cause the release and possible loss or destruction of confidential Policy Owner or business information; impede order processing or cause other operational issues; and result in regulatory enforcement actions or new laws or regulations which could increase our compliance costs. Although we continually make efforts to identify and reduce our exposure to cybersecurity risk, and we require our critical vendors to implement effective cybersecurity and data protection measures, there is no guarantee that we will be able to successfully manage this risk at all times.
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Insurance Company Risks
Policies are subject to the risks related to Metropolitan Life, including any obligations, guarantees, and benefits of the Policy, which are subject to the claims paying ability of Metropolitan Life. If Metropolitan Life experiences financial distress, it may not be able to meet its obligations to you. More information about Metropolitan Life, including its financial strength ratings, is available upon request by calling 1-800-638-5000.
ISSUING THE POLICY
General Information
The Policies described in this Prospectus are designed for use in employer-sponsored insurance programs and are issued in the form of Certificates pursuant to Group Contracts entered into between the Company and Contractholders.
The Contractholder (employer) owns the Group Contract, but does not have any ownership interest in the Policies issued under the Group Contract. Rights and benefits under the Policies inure to the benefit of the Owners (generally, Employees), Insureds and Beneficiaries as set forth herein.
Generally, a Policy is available for Insureds between Issue Ages 17-70 who supply satisfactory evidence of insurability. We may issue Policies to individuals falling outside that range of Issue Ages, or decline to issue Policies to individuals within that range of Issue Ages. The Insured under a Policy is usually an employee of the Contractholder or sponsoring employer or the employee’s spouse.
Currently, the minimum initial Face Amount is generally $25,000. The maximum Face Amount varies by Plan. We reserve the right to modify at any time our minimum Face Amount on new contracts. The Owner may change the Face Amount (subject to the minimum and maximum amounts applicable to his or her Policy) and the death benefit option, but in certain cases evidence of insurability may be required. (See “Policy Benefits — Standard Death Benefit.”)
On behalf of Owners, the Contractholder will make planned premium payments under the Group Contract equal to an amount authorized by Employees to be deducted from their wages. In addition, Owners may pay additional premiums.
Generally, if there is sufficient Cash Surrender Value, Individual Insurance under a Group Contract will continue should the Group Contract cease or the Employee’s employment end. (See “Eligibility Change Conversion.”)
Procedural Information
We generally will issue a Group Contract to employers whose Employees and/or their spouses meet the eligibility requirements for Owners (and/or Insureds) under the Group Contract. The class(es) of Employees covered by a particular Group Contract is/are set forth in that Group Contract’s specifications pages.
We will issue the Group Contract upon receipt and acceptance at our Administrative Office of an application for group insurance signed by an appropriate officer of the employer. (See “General Provisions of the Group Contract — Issuance.”) Individuals (i.e., eligible Employees and/or their spouses) wishing to purchase a Policy whether under a Group Contract or an employer-sponsored insurance program must complete the appropriate application for individual insurance and submit it to our authorized representative or us at our Administrative Office. We will issue to each Contractholder a Certificate to give to each Owner.
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We will amend a Certificate issued under a Group Contract automatically so that it will continue in force as an Individual Policy with the same rights, benefits, and guaranteed charges:
•	to persons who wish to continue coverage after a Group Contract has terminated;
•	to persons who wish to continue coverage after they no longer are employed by the Group Contractholder.
Acceptance of an application is always subject to our underwriting rules, and we reserve the right to reject an application for any reason permitted by law.
Employee Eligibility. To be eligible to purchase a Policy, an Employee must be actively at work at the time he or she submits the application for Individual Insurance. In addition, the Contractholder may determine specific classes to which the Employee must belong to be eligible to purchase a Policy. “Actively at work” means that the Employee must work for the Contractholder or sponsoring employer at the Employee’s usual place of work (or such other places as required by the Contractholder or sponsoring employer) for the full number of hours and the full rate of pay set by the employment practices of the employer. Ordinarily the time worked per week must be at least 30 hours. We reserve the right to waive or modify the “actively at work” requirement.
The Contractholder also may require that an individual be its Employee as of a certain date or for a certain period of time. We will set forth this date or time period in the Group Contract specifications pages. Employees of any Associated Companies of the Contractholder will be considered Employees of the Contractholder. If the employer is a partnership, a partner may be an eligible Employee.
Guaranteed Issue. We generally will issue the Policy and any spouse and children’s insurance Rider applied for by the Employee pursuant to our guaranteed issue underwriting procedure. We offer the guaranteed issue procedure only when an Employee is first given the opportunity to purchase a Policy. Under this procedure, the Employee is only required to answer qualifying questions in the application for Individual Insurance; the Employee is not required to submit to a medical or paramedical examination. The maximum Face Amount that an Employee can generally apply for under the guaranteed issue procedure (“Guaranteed Issue Amount”) varies by Group Contract or employer-sponsored insurance program.
Simplified Underwriting. We will follow simplified underwriting procedures rather than guaranteed issue procedures if:
•	the Face Amount exceeds the Guaranteed Issue Amount described above;
•	the Policy has previously been offered to the Employee;
•	the requirements for guaranteed issue set forth in the application for Individual Insurance are not met; or
•	the Policy is offered through programs for which guaranteed issue underwriting is not available.
In addition, we will follow simplified underwriting procedures in connection with the issuance of a spouse and children’s insurance rider, if the Employee is not eligible for guaranteed issue underwriting, or (even if the Employee is eligible for guaranteed issue underwriting) if the spouse or child does not satisfy the guaranteed issue underwriting requirements set forth in the application for Individual Insurance.
Under simplified underwriting procedures, the Employee must respond satisfactorily to certain health questions in the application. A paramedical exam may be required. We will then determine whether a Policy can be issued. (The underwriting method followed will affect cost of insurance rates. See “Charges and Deductions — Cost of Insurance Rates.”)
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Employee’s Spouse. Before issuing a Policy to an Employee’s spouse, we must receive an appropriate application for Individual Insurance. We will subject the spouse to the simplified underwriting procedure described above; guaranteed issue underwriting is available in certain instances. In addition, a Spouse’s Life Insurance Rider providing term insurance on the life of the spouse may be available under the Policy. To be eligible for insurance under this rider, the spouse must provide evidence of insurability at the time the employee signs the application for a Policy.
Issue Date. The Issue Date is used to determine Policy Anniversaries, Policy Years, and Policy Months. The effective date for all coverage provided in the original application for Individual Insurance will not take effect until:
•	the appropriate application for Individual Insurance is signed;
•	the initial premium has been paid prior to the Insured’s death;
•	the Insured is eligible for the Policy; and
•	the information in the application is determined to be acceptable to the Company.
Right to Examine Policy (Free Look Right)
Initial Free Look Period. The free look period begins when you receive your Policy. The free look period generally ends within 20 days (or such longer period as state law requires) of your receiving the Policy or, if later, 45 days after you sign the application for coverage. During the free look period, any premiums that we have received will be allocated to the Divisions of the Separate Account, in accordance with your instructions. You may return the Policy during this period for a refund. We will refund an amount equal to all premiums paid under the Policy.
To cancel the Policy, you should mail or deliver the Policy directly to us at our Administrative Office. A refund of premiums paid by check may be delayed until the check has cleared the Owner’s bank. (See “General Matters Relating to the Policy — Postponement of Payments.”)
Free Look For Increase in Face Amount. Similarly, you may cancel an increase in Face Amount within 20 days from the date you received the new Policy specifications pages for the increase.
If you cancel the Face Amount increase, you may request that we refund the amount of the additional charges deducted in connection with the increase. If no request is made, we will increase the Policy’s Cash Value by the amount of these additional charges. We will allocate this amount among the Divisions, in the same manner as it was deducted.
Ownership Rights
The Policy belongs to the person named in the application, unless later changed. The Owner is usually the same as the Insured unless the application specifies a different person as the Owner or the Owner is changed thereafter. If the Owner is not the Insured and dies before the Insured, the Owner’s interest will go to his or her estate unless otherwise provided. Before the Maturity Date, Owners may exercise their rights and privileges under the Policies, subject to the right of any assignee of record and any irrevocably designated Beneficiary. The principal rights of the Owner include selecting and changing the Beneficiary, changing the Owner, and assigning the Policy. Changing the Owner or assigning the Policy may have tax consequences. After the Maturity Date, the Owner cannot change the payee or the mode of payment of death benefit proceeds, unless otherwise provided in the Policy.
We reserve the right to limit or modify the manner in which an Owner may exercise the rights and privileges under the Policy. For example, we reserve the right to limit the number of Policy changes to one per Policy Year and to restrict such changes in the first Policy Year. Currently, no change may be made during the first Policy Year. For this
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purpose, changes include increases or decreases in Face Amount and changes in the death benefit option. No change will be permitted that would result in the death benefit under a Policy being included in gross income for failure to meet the requirements of Section 7702 of the Code or any applicable successor provision. We will send all reports and other notices described herein or in the Policy directly to the Owner.
Modifying the Policy
Any modification or waiver of our rights or requirements under the Policy must be in writing and signed by our president or a vice president. No agent may bind us by making any promise not contained in the Policy.
Upon notice to you, we may modify the Policy:
•	to conform the Policy, our operations, or the Separate Account’s operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, or our Company, or the Separate Account is subject;
•	to assure continued qualification of the Policy as a life insurance contract under the Federal tax laws; or
•	to reflect a change in the Separate Account’s operation.
If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that governs the Policy, we reserve the right to amend the provision to conform to these laws.
PREMIUMS
Minimum Initial Premium
No insurance will take effect until the minimum initial premium is paid, and the health and other conditions, including eligibility of the Insured described in the application for insurance, must not have changed. The Contractholder or employer will pay the initial premium on your behalf. The initial premium for a Policy must at least equal one-twelfth (1/12th) of the planned annual premium for the Policy set forth in the specifications pages. The planned annual premium is an amount that you arrange to pay for the Policy that is based on the requested initial Face Amount, the Issue Age of the Insured and the charges under the Policy. (See “Premium Flexibility” below.) You are not required to pay premiums equal to the planned annual premium.
We will apply the initial premium to a Policy on the Investment Start Date. We will apply subsequent premiums as of the Valuation Date we receive the premiums. (See “Allocation of Net Premiums and Cash Value.”) Premiums will be “received” on a Valuation Date when we receive at our Administrative Office, before the New York Stock Exchange closes for regular trading (usually 4:00 p.m. Eastern time), the premium as well as the supporting documentation necessary for us to determine the amount of premium per Policy. Notwithstanding the foregoing, premiums that the Contractholder remits to cover the next monthly charges due are allocated to, and deducted from, a Policy’s Cash Value on the Monthly Anniversary and therefore do not participate in the investment experience of the Separate Account. If mandated by applicable law, the Company may be required to reject a premium payment until instructions are received from appropriate regulators. We also may be required to provide additional information about you and your account to government regulators.
Premium Flexibility
After the initial premium, and subject to the limitations described below, premiums may be paid in any amount and at any interval. Under Group Contracts the planned annual premium usually will be paid by the Contractholder or
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sponsoring employer on behalf of the Owner pursuant to a planned premium payment schedule. A planned premium payment schedule provides for premium payments in a level amount at fixed intervals (usually monthly) agreed to by the Contractholder or sponsoring employer and us. The Owner must authorize the amount of the premiums paid by the Contractholder or sponsoring employer. Please note that if the Contractholder or sponsoring employer does not remit premiums on a timely basis in accordance with the planned premium payment schedule, you may not participate in investment experience under the Policy until the premium has been received and credited to the Policy in accordance with our established administrative procedures. You may skip planned premium payments. Making planned premium payments does not guarantee that the Policy will remain in force. The Policy will not necessarily lapse if you fail to make planned premium payments. Rather, this depends on the Policy’s cash surrender value. If the cash surrender value on any monthly anniversary is less than the monthly deduction you will need to make a premium payment within the grace period to cover the monthly deduction. (See "Policy Lapse and Reinstatement.")
An Owner may make unscheduled premium payments at any time and in any amount, subject to the minimum and maximum premium limitations described below. Unscheduled premium payments should be sent to our Administrative Office. The payment of an unscheduled premium payment may have federal income tax consequences.
Continuance of Insurance
Failure of the Contractholder to pay the planned premium payments authorized by its employees may cause the Group Contract to terminate. If there is sufficient Cash Surrender Value to prevent the Policy from lapsing, the Individual Insurance provided will automatically continue even if the Group Contract terminates. (See “Eligibility Change Conversion”). Individual Insurance also will continue if the Employee’s employment with the Contractholder or sponsoring employer terminates. (See “Policy Benefits — Eligibility Change Conversion.”) In either circumstance, an Owner of a Certificate converted by amendment to an Individual Policy must establish a new schedule of planned premiums. Under the new schedule, the planned annual premium must remain the same, and the planned payment intervals may be no more frequent than quarterly. We will send you instructions on where to send your premium payments when we send you your amended Certificate.
Premium Limitations
Every premium payment paid must be at least $20. We do not accept payment of premiums in cash or by money order.
We have established procedures to monitor whether aggregate premiums paid under a Policy exceed the current maximum premium limitations that qualify the Policy as life insurance according to federal tax laws. We will not accept any premium payment that would cause your total premiums to exceed those limits. If a premium payment would cause your total premiums to exceed the maximum premium limitations, we will accept only that portion of the premium that would make total premiums equal the maximum amount that may be paid under the Policy. We will return any part of the premium in excess of the maximum premiums directly to you upon discovery of the excess payment, but in no event later than 60 days after the end of the Policy Year in which payment is received.
Modified Endowment Contracts
Under federal tax laws, certain life insurance contracts are classified as “Modified Endowment Contracts" (“MECs”), which receive less favorable tax treatment than other life insurance contracts. If we receive a premium payment that, together with the remaining scheduled premium payments for the Policy year, would cause a Policy to become a MEC, we will accept only that portion of the premium below the MEC limits. We will return any excess
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amounts directly to you. We will apply premium payments over the MEC limits only when you instruct us to do so in a writing that acknowledges that application of such amounts will result in the Policy becoming a MEC. We will notify you when we believe that a premium payment will cause a Policy to become a modified endowment contract. You may request that we refund any premium received that would cause the Policy to become a MEC.
Allocation of Net Premiums and Cash Value
When you apply for a Policy, you give us instructions to allocate your net premiums to one or more Divisions of the Separate Account. If you fail to provide allocation instructions, we may allocate your net premiums as described in the application. We will allocate your net premiums according to the following rules:
•	The minimum percentage of any allocation to an investment option is 10 percent of the net premium.
•	Allocation percentages must be in whole numbers and the sum of the percentages must equal 100.
•	The initial net premium will be allocated on the Investment Start Date, which is the later of the Issue Date or the date we receive the initial premium at our Administrative Office.
•	We will allocate net premiums (after the initial net premium) as of the date we receive them at our Administrative Office according to the premium allocations currently in effect for your Policy, unless otherwise specified.
•	You may change the allocation instructions for additional net premiums without charge at any time by providing us with written notice. Any change in allocation will take effect at the end of the Valuation Period during which we receive the change.
Investment returns from amounts allocated to the Divisions of the Separate Account will vary with the investment performance of the Divisions and will be reduced by Policy charges. You bear the entire investment risk for amounts you allocate to the Divisions. Investment performance will affect the Policy’s Cash Value, and may affect the death benefit as well. You should periodically review your allocation of premiums and values in light of market conditions and overall financial planning requirements.
If you send your premium payments or transaction requests to an address other than the one that we have designated for receipt of such premium payments or requests, we may return the premium payment to you, or there may be a delay in applying the premium payment or transaction to your Policy.
THE COMPANY
The Company
Metropolitan Life Insurance Company (“MetLife” or the “Company”) is a provider of insurance, annuities, employee benefits and asset management. We are also one of the largest institutional investors in the United States with a general account portfolio invested primarily in fixed income securities (corporate, structured products, municipals, and government and agency) and mortgage loans, as well as real estate, real estate joint ventures, other limited partnerships and equity securities. Metropolitan Life Insurance Company was incorporated under the laws of New York in 1868. The Company’s office is located at 200 Park Avenue, New York, New York 10166-0188. The Company is a wholly-owned subsidiary of MetLife, Inc. Obligations to Owners and Beneficiaries that arise under the Policy are obligations of MetLife.
Prior to May 1, 2006, the Policies were issued by Paragon Life Insurance Company. These Policies are now Policies of MetLife as a result of the merger between Paragon Life Insurance Company with MetLife as the surviving company. Additionally, as discussed below, insurance obligations under the Policies originally issued by Paragon
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Life Insurance Company prior to May 1, 2006 are now guaranteed by Metropolitan Tower Life Insurance Company (“Met Tower Life” or the “Guarantor”).
Guarantee of Insurance Obligations
Policies issued before May 1, 2006 are subject to a guarantee. Under this guarantee Met Tower Life is responsible for ensuring that there will be sufficient funds to meet obligations under the Policies. Insurance obligations under the Policies include, without limitation, any death benefits payable under the Policies and withdrawals of Cash Value. The guarantee does not guarantee the amount of Cash Value or the investment performance of the Divisions available under the Policy. In the event an Owner of such a Policy presents a legitimate claim for payment, Met Tower Life will pay such claim directly to the Owner if MetLife is unable to make such payment. This guarantee is enforceable by such Owners against Met Tower Life directly without any requirement that Owners first file a claim against MetLife. The guarantee agreement is binding on Met Tower Life, its successors or assignees and Met Tower Life’s obligations under the guarantee agreement will terminate only if the guarantee is assigned to an organization having a financial rating from certain specified rating agencies equal to or better than Met Tower Life’s rating. With respect to the guarantee, Met Tower Life is relying on the exemption provided by Rule 12h-7 under the Securities Exchange Act of 1934.
Met Tower Life is a stock life insurance company originally incorporated under the laws of the State of Delaware in 1982 and currently subject to the laws of the state of Nebraska. Met Tower Life is licensed to issue business in fifty states and the District of Columbia. Met Tower Life is a direct wholly-owned subsidiary of MetLife, Inc. The principal executive offices of Met Tower Life are located at 200 Park Avenue, New York, NY 10166. Prior to April 30, 2018, the guarantee was issued by General American Life Insurance Company (“General American”). On April 27, 2018, following the close of business, General American merged into Met Tower Life and Met Tower Life replaced General American as the issuer of the guarantee.
THE SEPARATE ACCOUNT AND THE PORTFOLIOS
The Separate Account
The Separate Account was established as a separate investment account on January 4, 1993 and is subject to New York law. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”) and meets the definition of a “separate account” under federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account or the Company by the SEC. The Separate Account may be used to support other variable insurance policies we issue.
The investment adviser to certain of the Portfolios offered with the Group Contract or with other group contracts issued through the Separate Account may be regulated as a Commodity Pool Operator. While MetLife does not concede that the Separate Account is a commodity pool, MetLife has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodities Exchange Act (“CEA”), and is not subject to registration or regulation as a pool operator under the CEA.
The Separate Account is divided into Divisions, each of which invests in shares of a Portfolio. Income and both realized and unrealized gains or losses from the assets of the Separate Account are credited to or charged against that Separate Account without regard to income, gains, or losses from any other business the Company may conduct.
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We segregate the assets in the Separate Account from our general account assets. The assets in the Separate Account shall at least equal the Separate Account reserves and other liabilities under the Policies. Under applicable state insurance law, assets equal to the reserves and other liabilities under the Policies are not chargeable with liabilities arising out of any other business of MetLife. If the assets in the Separate Account exceed the reserves and other liabilities under the Policies, then we may, from time to time in the normal course of business, transfer the excess to our general account. Such excess amounts may include, without limitation, amounts representing fees and charges incurred, but not yet deducted from the Separate Account. Before making any such transfers, we will consider any possible adverse impact the transfer may have on the Separate Account.
We are obligated to pay all amounts promised to investors under the Policy. The assets of the Separate Account may not be used to pay any liabilities of MetLife other than those arising under the Policy or other products funded by the Separate Account. Any such amount that exceeds the Policy’s Cash Value in the Separate Account is paid from our general account. Death benefit amounts and any optional benefits paid from the general account are subject to the financial strength and claims paying ability of the Company and our long term ability to make such payments. We issue other life insurance policies and annuity contracts where we pay all money we owe under those policies and contracts from our general account. MetLife is regulated as an insurance company under state law, which includes, generally, limits on the amount and type of investments in its general account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product.
We do not guarantee any money you place in the Divisions of the Separate Account. The value of each Division of the Separate Account will increase or decrease, depending on the investment performance of the corresponding Portfolio. You could lose some or all of your money.
The Portfolios
The Portfolios available under the Policy including each Portfolio name, Portfolio type, adviser, sub-adviser, current expenses and average annual total returns of each Portfolio are set forth in Appendix A. Each Portfolio Prospectus and Statement of Additional Information contain information about each Portfolio and may be obtained by visiting dfinview.com/metlife/tahd/MET000243 or calling 1-800-756-0124.
Each Division of the Separate Account invests solely in shares of a Portfolio. Each Portfolio is part of a mutual fund ("Fund") that is registered with the SEC as an open-end, management investment company. This registration does not involve supervision of the management or investment practices or policies of the Portfolios or the Funds by the SEC.
The assets of each Portfolio are held separate from the assets of the other Portfolios, and each Portfolio has investment objectives and policies that are generally different from those of the other Portfolios. The income or losses of one Portfolio generally have no effect on the investment performance of any other Portfolio.
In addition to the Separate Account, the Portfolios may sell shares to other separate accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans, or to certain pension and retirement plans qualifying under Section 401 of the Code. It is possible that, in the future, material conflicts could arise as a result of such “mixed and shared” investing.
These Portfolios are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public. The investment objectives and policies of certain Portfolios are similar to the investment objectives and policies of other portfolios that may be managed by the same investment adviser or manager. The investment results of the
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Portfolios may differ from the results of these other portfolios. There can be no guarantee, and no representation is made, that the investment results of any of the Portfolios will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or manager.
There is no assurance that any of the Portfolios will achieve its stated objective. For example, an investment in a money market portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any governmental agency and, during periods of low interest rates, the yields of money market Divisions may become extremely low and possibly negative. More detailed information, including a description of risks and expenses, is in the prospectuses for the Portfolios.
Certain Payments We Receive With Regard to the Portfolios. An investment adviser or subadviser of a Portfolio, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing and support services with respect to the Policies and, in the Company’s role as an intermediary, with respect to the Portfolios. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. Owners, through their indirect investment in the Portfolios, bear the costs of these advisory fees. (See the Portfolios’ prospectuses for more information.) The amount of the payments we receive is based on a percentage of assets of the Portfolios attributable to the Policies and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.
Additionally, an investment adviser or subadviser of a Portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the Policies and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliates) with increased access to persons involved in the distribution of the Policies.
As of December 31, 2021, approximately 87% of Portfolio assets held in Separate Accounts of Metropolitan Life Insurance Company and its affiliates were allocated to Portfolios in Brighthouse Funds Trust I and Brighthouse Funds Trust II. We and certain of our affiliated companies have entered into agreements with Brighthouse Investment Advisers, LLC, Brighthouse Funds Trust I and Brighthouse Funds Trust II whereby we receive payments for certain administrative, marketing and support services described in the previous paragraphs. Currently, the Portfolios in Brighthouse Funds Trust I and Brighthouse Funds Trust II are only available in variable annuity contracts and variable life insurance policies issued by Metropolitan Life Insurance Company and its affiliates, as well as Brighthouse Life Insurance Company and its affiliates. Should we or Brighthouse Investment Advisers, LLC decide to terminate the agreements, we would be required to find alternative Portfolios which could have higher or lower costs to the Owner. In addition, the amount of payments we receive could cease or be substantially reduced which would have a material impact on our financial statements.
Selection of Portfolios. We select the Portfolios offered through the Policy based on a number of criteria, including asset class coverage, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolio’s adviser or sub-adviser is one of our affiliates or whether the Portfolio, its adviser, its sub-adviser(s), or an affiliate will make payments to us or our affiliates. For additional information on these arrangements, see “Certain Payments We Receive with Regard to the Portfolios” above. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. We review the Portfolios
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periodically and may remove a Portfolio or limit its availability to new premium payments and/or transfers of Cash Value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from Owners. In some cases, we have included Portfolios based on recommendations made by selling firms. These broker-dealer firms may receive payments from the Portfolios they recommend and may benefit accordingly from the allocation of Cash Value to such Portfolios. We do not provide investment advice and do not recommend or endorse any particular Portfolio. You bear the risk of any decline in the Cash Value of your Policy resulting from the performance of the Portfolios you have chosen.
Addition, Deletion, or Substitution of Portfolios. We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares of the Portfolios that are held by the Separate Account or that the Separate Account may purchase. We reserve the right to (i) eliminate the shares of any of the Portfolios and (ii) substitute shares of another portfolio if the shares of a Portfolio are no longer available for investment, or further investment in any Portfolio becomes inappropriate in view of the purposes of the Separate Account. New or substitute Portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not substitute any shares without notice to the Owner and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law.
We also reserve the right to establish additional Divisions of the Separate Account. We will establish new Divisions when marketing needs or investment conditions warrant. Any new Division will be made available to existing Owners on a basis to be determined by the Company. If approved by the SEC, to the extent required by the 1940 Act or other applicable law, we may also:
•	eliminate or combine one or more Divisions;
•	substitute one Division for another Division; or
•	transfer assets between Divisions if marketing, tax, or investment conditions warrant.
We will notify all Owners of any such changes.
If we deem it to be in the best interests of persons having voting rights under the Policy, and to the extent any necessary SEC approvals or Owner votes are obtained, the Separate Account may be:
•	operated as a management company under the 1940 Act;
•	deregistered under that Act in the event such registration is no longer required; or
•	combined with other separate accounts of the Company.
To the extent permitted by applicable law, we may transfer the assets of the Separate Account associated with the Policy to another separate account.
We cannot guarantee that the shares of the Portfolios will always be available. The Portfolios each sell shares to the Separate Account in accordance with the terms of a participation agreement between the Portfolio distributors and us. Should this agreement terminate or should shares become unavailable for any other reason, the Separate Account will not be able to purchase the existing Portfolio shares. Should this occur, we will be unable to honor your requests to allocate Cash Values or premium payments to the Divisions of the Separate Account investing in such shares. In the event that a Portfolio is no longer available, we will take reasonable steps to obtain alternative investment options.
Voting Portfolio Shares. Although we are the legal owner of the Portfolio shares held in the Separate Account Divisions, and have the right to vote on all matters submitted to shareholders of the Portfolios, we will vote our shares only as Owners instruct, so long as such action is required by law.
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Before a vote of a Portfolio’s shareholders occurs, Owners will receive voting materials. We will ask each Owner to instruct us on how to vote and to return his or her proxy to us in a timely manner. Each Owner will have the right to instruct us on the number of Portfolio shares that corresponds to the amount of Cash Value he or she has in that Portfolio (as of a date set by the Portfolio).
If we do not receive voting instructions on time from some Owners, we will vote those shares in the same proportion as the timely voting instructions we receive and, therefore, the outcome of the vote could be decided by a few Owners who provide timely voting instructions. Should federal securities laws, regulations, or interpretations change, we may elect to vote Portfolio shares in our own right. If required by state insurance rules or if permitted under federal regulation, under certain circumstances we may disregard certain Owner voting instructions.
POLICY VALUES
Cash Value
The Cash Value of the Policy equals the sum of all values in the Loan Account, and each Division of the Separate Account. The Cash Value is determined first on the Investment Start Date, and then on each Valuation Date. The Cash Value has no guaranteed minimum amount, and may be more or less than premiums paid.
The Policy’s Cash Value varies from day to day, depending on the investment performance of the chosen Divisions, charges we deduct, and any other transactions (e.g., transfers, partial withdrawals, and loans). We do not guarantee a minimum Policy Cash Value.
Cash Surrender Value
The Cash Surrender Value is the amount we pay to you upon surrender of a Policy. We determine the Cash Surrender Value at the end of the Valuation Period when we receive your written surrender request. Cash Surrender Value at the end of any Valuation Day equals Cash Value as of such date, minus any outstanding Indebtedness, and any accrued and unpaid monthly deduction.
Cash Value in Each Separate Account Division
The Policy’s Cash Value in the Separate Account equals the sum of the Policy’s Cash Values in each Division of the Separate Account. We compute the Cash Value in a Division at the end of each Valuation Date by multiplying the number of accumulation units of Cash Value in each Division by the accumulation unit value for that Division. More detailed information concerning these computation methods is available from our Administrative Office.
Net Investment Factor. The Net Investment Factor measures the investment performance of a Division during a Valuation Period. The Net Investment Factor increases to reflect investment income and capital gains (realized and unrealized) for the shares of the Portfolios and decreases to reflect any capital losses (realized or unrealized) for the shares of the underlying portfolio.
Number of Accumulation Units. The number of units in any Division of the Separate Account at the end of any valuation day equals:
•	the initial accumulation units purchased at the unit value on the Issue Date; plus
•	accumulation units purchased with additional net premiums; plus
•	accumulation units purchased via transfers from another Division or the Loan Account; minus
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•	accumulation units redeemed to pay for monthly deductions; minus
•	accumulation units redeemed to pay for partial withdrawals; minus
•	accumulation units redeemed as part of a transfer to another Division or the Loan Account.
Every time you allocate or transfer money to or from a Separate Account Division, we convert that dollar amount into accumulation units. We determine the number of accumulation units we credit to or subtract from a Policy by dividing the dollar amount of the transaction by the accumulation unit value for that Division at the end of the Valuation Period.
Accumulation Unit Value. We determine an accumulation unit value, based upon the Net Investment Factor method, for each Division of the Separate Account to reflect how investment performance affects the Cash Value. Accumulation unit values will vary among Divisions, and may increase or decrease from one Valuation Period to the next. The accumulation unit value of any Division at the end of any Valuation Period equals:
•	the value of the net assets of the Division at the end of the preceding Valuation Period; plus
•	the investment income and capital gains, realized or unrealized, credited to the net assets of that Division during the Valuation Period for which the accumulation unit value is being determined; minus
•	the capital losses, realized or unrealized, charged against those net assets during the Valuation Period; minus
•	any amount charged against the Division for taxes, or any amount set aside during the Valuation Period by the Company as a provision for taxes attributable to the operation or maintenance of the Division; minus
•	the daily mortality and expense risk charge (a charge not to exceed 0.90% annually); divided by
•	aggregate accumulation units outstanding in the Division at the end of the preceding Valuation Period.
POLICY BENEFITS
Standard Death Benefit
As long as the Policy remains in force, we will pay the death benefit proceeds to the Beneficiary once we receive at our Administrative Office (i) satisfactory proof of the Insured’s death, (ii) instructions on how to pay the proceeds, and (iii) any other documents, forms and information we need. We may require you to return the Policy. (If the Beneficiary dies before the Insured, we will generally pay the insurance proceeds, in a single sum, to the Owner, or, if the Owner is not living, to the Owner’s estate.) Payment of the death benefit proceeds will not be affected by termination of the Group Contract, the employer-sponsored insurance program, or an employee’s employment.
Death benefit proceeds equal:
•	the death benefit (described below); plus
•	any additional insurance provided by rider; minus
•	any unpaid monthly deductions; minus
•	any outstanding Indebtedness.
An increase in Face Amount will increase the death benefit, and a decrease in Face Amount will decrease the death benefit. We may further adjust the amount of the death proceeds under certain circumstances.
If you have a rider permitting the accelerated payment of death benefit proceeds, the death benefit may be paid in a single sum before the death of the Insured, and would be less than otherwise would be paid upon the death of the Insured.
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Payment of the Death Benefit
Death benefit proceeds under the Policy ordinarily will be paid within 7 days after we receive proof of the Insured’s death and all other documentation required at our Administrative Office. Payment may, however, be postponed in certain circumstances. See “General Matters Relating to the Policy — Postponement of Payments.” The death benefit will be reduced by any outstanding Indebtedness and any due and unpaid Monthly Deduction accruing during a grace period.
We will pay the proceeds in one sum, including either by check, by placing the amount in an account that earns interest, or by any other method of payment that provides the Beneficiary with immediate and full access to the proceeds. We will pay interest on the proceeds as required by the applicable state law.
Unless otherwise requested and subject to state law, the Policy’s death proceeds will generally be paid to the Beneficiary through a settlement option called the Total Control Account. The Total Control Account is an interest-bearing account through which the Beneficiary has immediate and full access to the proceeds, with unlimited draft writing privileges. We credit interest to the account at a rate that will not be less than a guaranteed minimum annual effective rate. You may also elect to have any Policy surrender proceeds paid into a Total Control Account established for you.
Assets backing the Total Control Account are maintained in our general account and are subject to the claims of our creditors. We will bear the investment experience of such assets; however, regardless of the investment experience of such assets, the interest credited to the Total Control Account will never fall below the applicable guaranteed minimum annual effective rate. Because we bear the investment experience of the assets backing the Total Control Account, we may receive a profit from these assets. The Total Control Account is not insured by the FDIC or any other governmental agency.
Every state has unclaimed property laws which generally declare life insurance policies to be abandoned after a period of inactivity of three to five years from the date any death benefit is due and payable. For example, if the payment of a death benefit has been triggered, and after a thorough search, we are still unable to locate the Beneficiary of the death benefit, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the Policy Owner last resided, as shown on our books and records. (“Escheatment” is the formal, legal name for this process.) However, the state is obligated to pay the death benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation and within certain mandated time periods. To prevent your Policy’s death benefit from being paid to the state’s abandoned or unclaimed property office, it is important that you update your Beneficiary designation, including complete names and complete address, if and as they change. You should contact our Administrative Office in order to make a change to your Beneficiary designation.
Standard Death Benefit Options
The Policy provides two death benefit options: a “Level Type” death benefit (“Option A”) and an “Increasing Type” death benefit (“Option B”). Under certain Group Contracts and employer-sponsored insurance programs, however, Option B may be the only death benefit option presented. We calculate the amount available under each death benefit option as of the date of the Insured’s death.
Under Option A, the death benefit is:
•	the current Face Amount of the Policy or, if greater,
•	the applicable percentage of Cash Value on the date of death.
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The applicable percentage is 250% for an Insured Attained Age 40 or below on the Policy Anniversary before the date of the Insured’s death. For Insureds with an Attained Age over 40 on that Policy Anniversary, the percentage is lower and gradually declines with age until it reaches 100% at age 95.
Under Option B, the death benefit is:
•	the current Face Amount plus the Cash Value of the Policy or, if greater,
•	the applicable percentage of the Cash Value on the date of death. The applicable percentage is the same as under Option A.
Which Death Benefit Option to Choose. Owners who prefer to have favorable investment performance reflected in higher death benefits for the same Face Amount generally should select Option B. Owners who prefer to have favorable investment performance reflected in lower cost of insurance charges for the same Face Amount generally should select Option A.
The amount of the death benefit may vary with the amount of the Cash Value. Under Option A, the death benefit will vary as the Cash Value varies whenever the Cash Value multiplied by the applicable percentage exceeds the Face Amount. Under Option B, the amount of the death benefit will always vary as the Cash Value varies (but will never be less than the Face Amount).
Changing Death Benefit Options
After the first Policy Anniversary, you may change the death benefit option. We reserve the right to limit the number of changes in death benefit options to one per Policy Year. A request for a change must be made directly to us in writing. The effective date of such a change will be the Monthly Anniversary on or following the date we receive the change request. If an increase in Face Amount precedes or occurs concurrently with a change in death benefit option, the cost of insurance charge may be different for the amount of the increase.
Changing the death benefit option may result in a change in Face Amount. If an Owner changes from Option A to Option B, the Face Amount after the change will equal the Face Amount before the change LESS the Cash Value on the effective date of the change. Any written request to change from Option A to Option B must be accompanied by satisfactory evidence of insurability. We will not accept a change from Option A to Option B if doing so would reduce the Face Amount to less than $25,000.
If an Owner changes from Option B to Option A, the Face Amount after the change will equal the Face Amount before the change PLUS the Cash Value on the effective date of change. We will not impose any charges in connection with a change in death benefit option. Changing the death benefit option also may have tax consequences and may affect the net amount at risk over time (which would affect the monthly cost of insurance charge). However, we will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Code. You should consult a tax adviser before changing death benefit options.
Changing Face Amount
You select the Face Amount when applying for the Policy. Subject to certain limitations set forth below, you may increase or decrease the Face Amount of a Policy (without changing the death benefit option) after the first Policy Anniversary. We reserve the right to limit the number of changes in the Face Amount to one per Policy Year. A change in Face Amount may affect the cost of insurance rate and the net amount at risk, both of which affect your
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cost of insurance charge. Changing the Face Amount also may have federal income tax consequences and you should consult a tax adviser before doing so.
Face Amount Increases. You may increase the Face Amount by submitting a written request and providing satisfactory evidence of insurability. If approved, the increase will become effective on the Monthly Anniversary on or following receipt at our Administrative Office of the satisfactory evidence of insurability. The Insured must have an Attained Age of 80 or less on the effective date of the increase. The amount of the increase may not be less than $5,000, and the Face Amount may not be increased to more than the maximum Face Amount for that Policy. The maximum Face Amount varies by Plan. However, in connection with a particular Group Contract or employer-sponsored insurance program, we may establish a substantially higher Face Amount for Policies issued under that Contract or employer-sponsored insurance program. Although an increase need not necessarily be accompanied by additional premium, the Cash Surrender Value in effect immediately after the increase must be sufficient to cover the next monthly deduction. An increase in the Face Amount may result in certain additional charges. For example, we determine the cost of insurance separately for the initial Face Amount and for any increases in Face Amount.
Face Amount Decreases. You may decrease the Face Amount by written request to us. Any decrease in the Face Amount will become effective on the Monthly Anniversary on or following our receipt of the written request. The amount of the requested decrease must be at least $5,000 and the Face Amount remaining in force after any requested decrease may not be less than the minimum Face Amount, generally $25,000. If, following a decrease in Face Amount, the Policy would not comply with the maximum premium limitations required by federal tax law, we will (at your election) either limit the decrease or return Cash Value to you to the extent necessary to meet those requirements. A decrease in the Face Amount generally will reduce the net amount at risk, which will reduce the cost of insurance charges. (See “Charges and Deductions — Cost of Insurance Charge.”)
Changing Owner or Beneficiary
The Owner may change the ownership and/or Beneficiary designation by written request in a form acceptable to us at any time during the Insured’s lifetime. We may require that the Certificate be returned for endorsement of any change. The change will take effect as of the date the Owner signs the written request, whether or not the Insured is living when the request is received by us. We are not liable for any payment we make or any action we take before we receive the Owner’s written request. If the Owner is also a Beneficiary of the Policy at the time of the Insured’s death, the Owner may, within 60 days of the Insured’s death, designate another person to receive the Policy proceeds. Changing the owner may have adverse tax consequences. The owner should consult a tax adviser before doing so.
Surrender and Partial Withdrawals
During the lifetime of the Insured and while a Policy is in force, you may surrender the Policy or make a partial withdrawal of the Cash Value. We generally will forward amounts payable upon surrender or a partial withdrawal within seven days of receipt of your request. We may postpone payment of surrenders and partial withdrawals under certain conditions. Surrenders and partial withdrawals may have federal income tax consequences.
Surrender. You may surrender the Policy by sending a written request, on a form provided by us, by mail or facsimile to our Administrative Office. We determine the Cash Surrender Value as of the end of the Valuation Period during which we receive the surrender request. To effect a surrender, we may require that you return the Policy to our Administrative Office along with the request to surrender the Policy. Alternatively, we may require that the request be accompanied by a completed affidavit of lost Policy. We can provide a lost Policy Certificate upon request.
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Upon surrender, we will pay to you the Cash Surrender Value equal to the Cash Value on the date of surrender, less any Indebtedness. If we receive the request to surrender the Policy on a Monthly Anniversary, the monthly deduction otherwise deductible will be included in the amount paid. Coverage and other benefits under a Policy will terminate as of the date of surrender and cannot be reinstated.
Partial Withdrawals. After the first Policy Year, you may make up to one partial withdrawal each Policy Month. You may request a partial withdrawal in writing (by mail or facsimile) to our Administrative Office or via the Internet. We will process each partial withdrawal using the Cash Value determined at the end of the Valuation Period during which we receive your request.
The minimum amount of a partial withdrawal, net of any transaction charges, is currently $200. We reserve the right to increase this minimum amount up to $500. The minimum amount that can be withdrawn from any one Division is the lesser of $50 or the Policy’s Cash Value in that Division. The maximum amount that can be withdrawn, including the partial withdrawal transaction charge, is the Loan Value. The partial withdrawal transaction charge equals the lesser of $25 or 2% of the amount withdrawn. Subject to the above conditions, you may allocate the amount withdrawn among the Divisions. If no allocation is specified, we will deduct the amount of the partial withdrawal (including any partial withdrawal transaction charge) from the Divisions on a pro-rata basis (that is, based on the proportion that the Policy’s Cash Value in each Division bears to the unloaned Cash Value of the Policy). If, following a partial withdrawal, insufficient funds remain in a Division to pay the partial withdrawal transaction charge as allocated, the unpaid charges will be allocated equally among the remaining Divisions. You may request that the partial withdrawal transaction charge be paid from your Cash Value in a particular Division. You may not make a partial withdrawal if, or to the extent that, the partial withdrawal would reduce the Face Amount below $25,000.
A partial withdrawal can affect the Face Amount, the death benefit and the net amount at risk (which is used to calculate the cost of insurance charge). If death benefit Option A is in effect and the death benefit equals the Face Amount, we will reduce the Face Amount, and thus the death benefit, by the amount of the partial withdrawal (plus the partial withdrawal transaction charge). If Option B is in effect and the death benefit equals the Face Amount plus the Cash Value, we will not reduce the Face Amount, but will reduce the Cash Value and, thus, the death benefit by the amount of the partial withdrawal (plus the partial withdrawal transaction charge). If however, the death benefit is in a “tax corridor” under either Option A or Option B — that is, if the death benefit equals the Cash Value multiplied by a percentage based on Federal tax law requirements described in Section 7702(d) of the Code, then we will reduce the Face Amount to the extent that the amount of the partial withdrawal (plus the partial withdrawal transaction charge) exceeds the amount equal to the difference between the death benefit and the Face Amount. We will reduce the death benefit correspondingly. (See “PolicyBenefits — Standard Death Benefit Options.”) Face Amount decreases resulting from partial withdrawals will first reduce the most recent Face Amount increase, then the most recent increases in succession, and lastly the initial Face Amount.
Transfers
You may transfer Cash Value, not including amounts credited to the Loan Account, among the Divisions available with the Policy. You may request a transfer in writing (by mail or facsimile) to our Administrative Office or via the Internet. The following terms apply to transfers under a Policy:
•	We will make transfers and determine all values in connection with transfers as of the end of the Valuation Period during which the transfer request is received at our Administrative Office. Transfer requests received before the New York Stock Exchange closes for regular trading receive same-day pricing. If we receive a transfer request after the New York Stock Exchange closes (usually 4:00 p.m. Eastern time) for regular trading,
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we will process the order using the accumulation unit value for the Division determined at the close of the next regular trading session of the New York Stock Exchange.
•	We will consider all transfer requests received on the same Valuation Day as a single transfer request.
•	The minimum amount that you must transfer is currently $250, or, if less, the Policy’s Cash Value in a Division. Where a single transfer request calls for more than one transfer, and not all of the transfers would meet the minimum requirements, we will make those transfers that do meet the requirements. Transfers resulting from Policy Loans will not be counted for purposes of the limitations on the amount or frequency of transfers allowed in each month or year.
•	We may impose a charge of $25 for each transfer in excess of twelve in a Policy Year.
Restrictions on Frequent Transfers
Frequent requests from Owners to transfer Cash Value may dilute the value of a Portfolio's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price (“arbitrage trading”). Frequent transfers involving arbitrage trading may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect Owners and other persons who may have an interest in the Policies (e.g., Beneficiaries).
We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Portfolios (these Portfolios, referred to as the “Monitored Funds,” are identified in the list below) and we monitor transfer activity in those Monitored Funds.
•	DWS CROCI® International VIP
•	DWS Global Income Builder VIP
•	DWS Global Small Cap VIP
•	DWS Small Mid Cap Growth VIP
We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Funds within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high yield Portfolios, in a 12-month period there were: (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current Cash Value; and (3) two or more “round trips” involving any Portfolio in the given category. A round trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria. We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Portfolios. We may change the Monitored Funds at any time without notice in our sole discretion.
Our policies and procedures may result in transfer restrictions being applied to deter frequent transfers. Currently, when we detect transfer activity in the Monitored Funds that exceeds our current transfer limits, we require future transfer requests to or from any Monitored Funds under that Policy to be submitted with an original signature. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of the restriction for a six-month period; a third occurrence will result in the permanent imposition of the restriction.
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Transfers made under a Dollar Cost Averaging Program, a rebalancing program or, if applicable, any asset allocation program described in this prospectus are not treated as transfers when we monitor the frequency of transfers.
The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the Policy. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests in the Policies. We do not accommodate frequent transfers in any Portfolios and there are no arrangements in place to permit any Owner to engage in frequent transfers; we apply our policies and procedures without exception, waiver, or special arrangement.
The Funds may have adopted their own policies and procedures with respect to frequent transfers in their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent transfer policies and procedures of the Portfolios, we have entered into a written agreement, as required by SEC regulation, with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or transfers by specific Owners who violate the frequent transfer policies established by the Fund.
In addition, Owners and other persons with interests in the Policies should be aware that the purchase and redemption orders received by the Portfolios generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Funds in their ability to apply their frequent transfer policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Portfolios. If a Fund believes that an omnibus order reflects one or more transfer requests from Owners engaged in frequent trading, the Fund may reject the entire omnibus order.
In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on frequent transfers (even if an entire omnibus order is rejected due to the frequent transfers of a single Owner). You should read the Portfolio prospectuses for more details.
Restrictions on Large Transfers
Large transfers may increase brokerage and administrative costs of the underlying Portfolios and may disrupt fund management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations. We do not monitor for large transfers to or from Portfolios except where the manager of a particular underlying Portfolio has brought large transfer activity to our attention for
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investigation on a case-by-case basis. For example, some fund managers have asked us to monitor for “block transfers” where transfer requests have been submitted on behalf of multiple Owners by a third party such as an investment adviser. When we detect such large trades, we may impose restrictions similar to those described above where future transfer requests from that third party must be submitted in writing with an original signature. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of the restriction for a six-month period; a third occurrence will result in the permanent imposition of the restriction.
Loans
Loan Privileges. After the first Policy Anniversary, you may, by request in writing (by mail or facsimile) to our Administrative Office or via the Internet, borrow an amount up to the Loan Value of the Policy, with the Policy serving as sole security for such loan. The Loan Value is equal to (a) minus (b), where:
(a)	is 85% of the Cash Value of the Policy on the date the Policy Loan is requested; and
(b)	is the amount of any outstanding Indebtedness.
The minimum amount that you may borrow is $100. We will ordinarily pay any amount due to you under a Policy Loan within seven days after we receive the loan request at our Administrative Office, although we may postpone payments under certain circumstances.
We will process each loan request at the accumulation unit values determined at the end of the Valuation Period during which we receive your request.
When a Policy Loan is made, we will transfer Cash Value equal to the amount of the loan to the Loan Account as collateral for the loan. We will also transfer an amount equal to the loan interest due at the next Policy Anniversary, discounted at an interest rate equal to the current Loan Account crediting rate. Unless you request a different allocation, we will transfer amounts from the Divisions of the Separate Account in the same proportion that the Policy’s Cash Value in each Division bears to the unloaned Cash Value. This will reduce the Policy’s Cash Value in the Separate Account. These transactions will not be considered transfers for purposes of the limitations on transfers.
Interest Rate Charged For Policy Loans. We charge you 8% interest per year on a loan. Loan interest is due and payable in arrears on each Policy Anniversary or for the duration of the Policy Loan, if shorter. If you do not pay the interest charged when it is due, we will transfer to the Loan Account an amount of Cash Value equal to the interest due. We will deduct the amount transferred from the Divisions in the same proportion that the Cash Value in each Division bears to the unloaned Cash Value.
Loan Account Interest Rate Credited. Amounts in the Loan Account will earn interest daily at an annual rate of at least 5%. The Loan Account interest credited will be transferred to the Divisions: (i) each Policy Anniversary; (ii) when a new loan is made; (iii) when a loan is partially or fully repaid; and (iv) when an amount is needed to meet a monthly deduction.
Repayment of Indebtedness. You may repay all or part of your Indebtedness at any time while the Insured is living and the Policy is in effect. All repayments should be made directly to us at our Administrative Office. Upon repayment, we will allocate an amount equal to the loan repayment (but not more than the amount of the outstanding Indebtedness) from the Loan Account back to the Separate Account Divisions on the same proportionate basis on which we originally transferred the loan collateral from the Divisions (described above).
We will treat amounts paid while a Policy Loan is outstanding as premiums unless you request in writing that the payments be treated as repayment of Indebtedness.
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Effect of Policy Loans. Whether or not repaid, a Policy Loan will permanently affect the Cash Value and Cash Surrender Value of a Policy, and may permanently affect the amount of the death benefit. This is because the collateral for the Policy Loan (the amount held in the Loan Account) does not participate in the performance of the Separate Account while the loan is outstanding. If the Loan Account interest credited is less than the investment performance of the selected Division, the Policy values will be lower as a result of the loan. Conversely, if the Loan Account interest credited is higher than the investment performance of the Division, the Policy values may be higher. We will deduct any outstanding Indebtedness from the proceeds payable upon the death of the Insured, surrender, or the maturity of the Policy.
There are risks associated with taking a Policy Loan, including the potential for a Policy to lapse if the Indebtedness exceeds the Cash Value on any Monthly Anniversary. In addition, if the Policy is a MEC, then a Policy Loan will be treated as a partial withdrawal for Federal income tax purposes. A loan also may have possible adverse tax consequences that could occur if a Policy is exchanged, canceled or lapses with loans outstanding. A loan from or secured by a Policy that is not classified as a MEC should generally not be treated as a taxable distribution so long as the Policy stays in force. You should seek competent advice before requesting a Policy loan.
Conversion Right to a Fixed Benefit Policy
You may, upon written request, convert a Policy still in force to a life insurance policy that provides benefits that do not vary with the investment return of the Divisions. If, during the first two Policy Years, you request in writing to exercise the conversion right, the transfer will not be subject to a transaction charge or to transfer limits. At the time of the transfer, there will be no effect on the Policy’s death benefit, Face Amount, net amount at risk, risk class or Issue Age. If you exercise your one-time conversion right, no evidence of insurability will be required. However, we will require that the Policy be in force and that the Owner repay any existing Indebtedness.
If a Certificate has been amended to operate as an Individual Policy following an Insured’s change in eligibility under a Group Contract, the conversion right will be measured from the Issue Date of the original Certificate. At the time of the conversion, the new Policy will have, at the Owner’s option, either the same death benefit or the same net amount at risk as the original Policy. The new Policy will also have the same Issue Date and Issue Age as the original Policy. The premiums for the new Policy will be based on our rates in effect for the same Issue Age and rate class as the original Policy.
Eligibility Change Conversion
As long as the Certificate is in force, an Insured’s coverage will continue even if an Insured’s eligibility under a Group Contract or employer-sponsored insurance program ends because the Group Contract or employer-sponsored insurance program terminates or the Employee’s employment ends. Even if the Certificate has lapsed and is not in force, the right to reinstate and to convert a lapsed Policy remains despite the change in the Employee’s eligibility during the reinstatement period.
We will amend a Certificate issued under such a Group Contract automatically so that it will continue in force as an Individual Policy with the same rights, benefits, and guaranteed charges. The amendment will be mailed to the Owner within 31 days (a) after we receive written notice that the Employee’s employment ended or (b) after the termination of the Group Contract. If the Certificate is in a grace period at the time the conversion occurs, any premium necessary to prevent the Certificate from lapsing must be paid to us before the Individual Policy will be mailed. A new planned premium schedule will be established which will have the same planned annual premium utilized under the Group Contract. The new planned payment intervals will be no more frequent than quarterly.
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The Company may allow payment of planned premium through periodic (usually monthly) authorized electronic funds transfer. Of course, unscheduled premium payments can be made at any time. (See “Premiums.”)
When an Employee’s spouse is the Insured under a Policy, the spouse’s insurance coverage also will continue in the event the Employee is no longer eligible. We will automatically amend the Policy issued to the Employee’s spouse so that it will continue in force as an Individual Policy with the same rights, benefits, and guaranteed charges.
If an Associated Company ceases be to under common control with the Contractholder, the Insureds of the Associated Company (i.e., employees of the Associated Company and their spouses) may continue their insurance in the manner described above.
Payment of Benefits at Maturity
If the Insured is living and the Policy is in force, we will pay the Cash Surrender Value to you on the Maturity Date. Amounts payable on the Maturity Date ordinarily will be paid within seven days of that date, although payment may be postponed under certain circumstances. A Policy will mature if and when the Insured reaches Attained Age 95.
Telephone, Facsimile and Internet Requests
In addition to written requests, we may accept instructions by telephone, facsimile, and via the Internet from you or an authorized third party regarding transfers, loans, partial withdrawals and certain Policy changes, subject to the following conditions.
•	We will employ reasonable procedures to confirm that instructions are genuine.
•	If we follow these procedures, we are not liable for any loss, damage, cost, or expense from complying with instructions we reasonably believe to be authentic. You bear the risk of any such loss.
•	These procedures may include requiring forms of personal identification before acting upon instructions and/or providing written confirmation of transactions to you.
•	We reserve the right to suspend telephone, facsimile and/or Internet instructions at any time for any class of Policies for any reason.
You should protect your personal identification number (“PIN”) because self-service options will be available to your agent of record and to anyone who provides your PIN when using Internet systems. We are not able to verify that the person providing the PIN and giving us instructions via the Internet is you or is authorized to act on your behalf.
Facsimile or Internet transactions may not always be possible. Any facsimile or computer system, whether it is ours, yours, or that of your service provider or agent, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our processing of your request. Although we have taken precautions to equip our systems to handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you should make the request by writing to our Administrative Office.
Our variable life insurance business is largely conducted through digital communications and data storage networks and systems operated by us and our service providers or other business partners (e.g., the Portfolios and the firms involved in the distribution and sale of our variable life insurance policies). For example, many routine operations, such as processing Owners’ requests and elections and day-to-day record keeping, are all executed through computer networks and systems.
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POLICY LAPSE AND REINSTATEMENT
Lapse
A Policy may enter a 62-day grace period and possibly lapse (terminate without value or death benefit) if the Cash Surrender Value is not enough to cover the next monthly deduction. If you have taken out a loan, then your Policy also will enter a grace period and possibly lapse whenever the Indebtedness exceeds the Cash Value on the Monthly Anniversary. Thus, the payment of premiums in any amount does not guarantee that the Policy will remain in force until the Maturity Date.
We will notify you at the beginning of the grace period by mail. The notice will specify the amount of premium required to keep the Policy in force, and the date the payment is due. Subject to minimum premium requirements, the amount of the premium required to keep the Policy in force will be the amount of the current monthly deduction. If we do not receive the specified minimum payment within the grace period, the Policy will lapse and terminate without Cash Value. Upon lapse, any Indebtedness is extinguished and any collateral in the Loan Account is returned to the Company. If the Insured dies during the grace period, any overdue monthly deductions and Indebtedness will be deducted from the death benefit payable.
Reinstatement
Unless you have surrendered the Policy, you may reinstate a lapsed Policy by written application at any time while the Insured is alive and within five years after the date of lapse and before the Maturity Date. The right to reinstate a lapsed Policy will not be affected by the termination of a Group Contract or the termination of an Employee’s employment during the reinstatement period.
Reinstatement is subject to the following conditions:
•	Evidence of the insurability of the Insured satisfactory to us (including evidence of insurability of any person covered by a rider to reinstate the rider).
•	Payment of a premium that, after the deduction of any premium charges (premium expense charge and premium tax charge), is large enough to cover: (a) the monthly deductions due at the time of lapse, and (b) two times the monthly deduction due at the time of reinstatement.
•	Payment or reinstatement of any Indebtedness. Any Indebtedness reinstated will cause a Cash Value of an equal amount also to be reinstated.
If you meet the requirements to reinstate a lapsed Policy your face amount will be reinstated to the amount in effect immediately prior to the lapse. If you reinstate a lapsed Policy and elect to reinstate any the Indebtedness existing immediately before the Policy lapsed, the corresponding collateral for the Indebtedness would also be reinstated as part of the Cash Value of the reinstated Policy. The amount of Cash Value on the date of reinstatement will be equal to the amount of any Indebtedness reinstated, increased by the net premiums paid at reinstatement and any loans paid at the time of reinstatement.
If a Policy is reinstated after 90 days of lapse, a new Policy will be issued to you. The effective date of the new Policy will be the date we approve the application for reinstatement. There will be a full monthly deduction for the Policy Month that includes that date.
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CHARGES AND DEDUCTIONS
We will deduct certain charges under the Policy in consideration for: (i) services and benefits we provide; (ii) costs and expenses we incur; (iii) risks we assume; and (iv) our profit expectations.
Services and benefits we provide:
•	the death benefit, cash and loan benefits under the Policy,
•	investment options, including premium allocations,
•	administration of elective options, and
•	the distribution of reports to Owners.
Costs and expenses we incur:
•	costs associated with processing and underwriting applications, and with issuing and administering the Policy (including any riders),
•	overhead and other expenses for providing services and benefits,
•	sales and marketing expenses, and
•	other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state, and local premium and other taxes and fees.
Risks we assume:
•	that the cost of insurance charges we deduct are insufficient to meet our actual claims because Insureds die sooner than we estimate, and
•	that the costs of providing the services and benefits under the Policies exceed the charges we deduct.
Our revenues from any particular charge may be more or less than any costs or expenses that charge may be intended primarily to cover. We may use our revenues from one charge to pay other costs and expenses in connection with the Policies including distribution expenses. We may also profit from all the charges combined, including the cost of insurance charge and the mortality and expense risk charge and use such profits for any corporate purpose.
Transaction Charges
Premium Expense Charge. Before we allocate net premiums among the Divisions pursuant to your instructions, we will reduce your premium payments by a front-end sales charge (“premium expense charge”) to compensate us for our costs in issuing the Policies. The maximum premium expense charge we can apply to any Policy can vary but will not exceed 1%. The net amount of premiums invested is shown on your Policy’s schedule page and reflects the deduction of the premium tax charge and the amount of premium expense charge that applies to your Policy. Please refer to your Policy Schedule page. For certain Policies that are deemed to be individual contracts under federal tax laws, we will reduce your premium payments by a premium expense charge that can vary but will not exceed 2% of each premium payment to compensate us for the anticipated higher corporate income taxes that result from the sale of such Policies. The current premium expense charge is up to 1%.
The sales charges will not change even if an Insured is no longer eligible under a Group Contract or employer-sponsored insurance program, but continues coverage on an individual basis.
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Premium Tax Charge. Many states and localities impose a tax on premiums received by insurance companies. These premium taxes vary from jurisdiction to jurisdiction and range from 0% to 4.0%. To cover these premium taxes, we will reduce premium payments by a premium tax charge of 2.25% from all Policies. The 2.25% charge may be higher or lower than actual premium taxes, if any, assessed in your location. The current premium tax charge is 2.25%
Partial Withdrawal Transaction Charge. You may make a partial withdrawal of Cash Value. For each partial withdrawal we will assess a transaction charge equal to the lesser of $25 or 2% of the amount withdrawn to cover administrative costs incurred in processing the partial withdrawal. This charge will be in addition to the amount received in cash.
Transfer Charge. After the first Policy Year, you may transfer a portion of your Cash Value. For each transfer in excess of 12 in a single Policy Year, we may impose a charge of $25 to cover administrative costs incurred in processing the transfer. We are currently waiving this charge.
Periodic Charges
Monthly Deduction. We will make the monthly deduction on the Investment Start Date and on each succeeding Monthly Anniversary. We will make deductions from each Division in the same proportion that the Policy’s Cash Value in each Division bears to the unloaned Cash Value on the date the monthly deduction is made. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction also will vary.
The monthly deduction has several components:
•	the cost of insurance charge;
•	a monthly administrative charge;
•	the charges for any riders; and
•	the mortality and expense risk charge.
Cost of Insurance Charge. We assess a monthly cost of insurance charge on each Monthly Anniversary (to cover the next Policy Month) to compensate us for underwriting the death benefit and for certain administrative costs. The charge depends on the applicable cost of insurance rate and the net amount at risk in the Policy Month in which the charge is calculated. The charge may vary from Policy to Policy and from Policy Month to Policy Month.
We will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each Policy Month. The net amount at risk for a Policy Month equals: (i) the death benefit at the beginning of the Policy Month divided by 1.0032737; LESS (ii) the Cash Value at the beginning of the Policy Month. (Dividing the death benefit by 1.0032737 reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4%.)
We determine the cost of insurance separately for the initial Face Amount and for any increases in Face Amount. If we approve an increase in Face Amount, then a different cost of insurance charge may apply to the increase, based on the Insured’s circumstances at the time of the increase.
Cost of Insurance Rates. The current cost of insurance rates are based on the Attained Age and the rate class of the Insured. We base the current cost of insurance rates on our expectations as to future mortality experience. We currently issue the Policies on a guaranteed issue or simplified underwriting basis without
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regard to the sex of the Insured. Whether a Policy is issued on a guaranteed issue or simplified underwriting basis does not affect the cost of insurance charge determined for that Policy.
The current cost of insurance rates will not exceed the guaranteed cost of insurance rates set forth in the Policy. These guaranteed rates are 125% of the maximum rates that could be charged based on the 1980 Commissioners Standard Ordinary Mortality Table C (“1980 CSO Table”). The guaranteed rates are higher than the maximum rates in the 1980 CSO Table because we use guaranteed or simplified underwriting procedures whereby the Insured is not required to submit to a medical or paramedical examination. Under these underwriting methods, then, healthy individuals will pay higher cost of insurance rates than they would pay under substantially similar policies using different underwriting methods. The current cost of insurance rates are generally lower than 100% of the 1980 CSO Table.
Net Amount at Risk. We also calculate the net amount at risk separately for the initial Face Amount and for any increase in Face Amount. In determining the net amount at risk for each increment of Face Amount, the Cash Value is first considered part of the initial Face Amount. If the Cash Value exceeds the initial Face Amount, it is then considered as part of any increment in Face Amount in the order these increases took effect. The net amount at risk is affected by investment performance, loans, payments of premiums, Policy fees and charges, the death benefit option chosen, partial withdrawals, and decreases in Face Amount. Any decrease in Face Amount — whether by the Owner’s request or resulting from a partial withdrawal — will first be used to reduce the net amount at risk for the most recent increase in Face Amount, the next most recent increases in succession, and then the net amount at risk for the initial Face Amount.
The current maximum cost of insurance is $6.97 per $1,000 of net amount at risk and the current minimum cost of insurance is $0.08 per $1,000 of net amount at risk.
Monthly Administrative Charge. We assess a monthly administrative charge from each Policy that is based upon the number of employees eligible to be covered at issue of a Group Contract or an employer-sponsored insurance program. This charge compensates us for ordinary administrative expenses such as record keeping, processing death benefit claims and Policy changes, preparing and mailing reports, and overhead costs. The guaranteed maximum administrative charge that we can apply to Policies under any Group Contract can vary but will not exceed $6.00 per Policy per month during the first Policy Year and $3.50 per Policy per month in renewal years. The current administrative charge that we apply is up to $3.50 per month. Please refer to your Policy Schedule Page for the administrative charge that applies to your Policy.
These guaranteed charges are guaranteed not to increase over the life of the Policy. The administrative charge will not change in the event that the Insured is no longer eligible for group coverage, but continues coverage on an individual basis. In addition, when we believe that lower administrative costs will be incurred in connection with a particular Group Contract or an employer-sponsored insurance program we may modify the charge for that Group Contract or an employer-sponsored insurance program.
Charges For Riders. We charge a fee to compensate us for the coverage that we are providing. The monthly deduction will include charges for any additional benefits provided by rider. (See “Additional Benefits and Riders.”) The charges for individual riders are summarized in the Fee Table of this prospectus. These riders may not be available in all states and some Group Contracts or employer-sponsored insurance programs may not offer certain riders.
•	Children’s Life Insurance Rider. This rider provides for term insurance on the Insured’s children, as defined in the rider. To be eligible for insurance under the rider, the child to be insured must not be confined in a hospital at the time the application is signed. Upon receipt at our Administrative Office of proof of the Insured’s death before the rider terminates, the rider will be continued on a fully paid-up term insurance basis. The death
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benefit will be payable to the named Beneficiary upon the death of any insured child. The charge for this rider is assessed per $1,000 of insurance coverage provided. The current cost for this rider is $0.41 per $1,000 of coverage.
•	Accelerated Death Benefit Settlement Option Rider. This rider provides for the accelerated payment of a portion of death benefit proceeds in a single sum to the Owner if the Insured is terminally ill or, in some states, permanently confined to a nursing home. There is no charge for this rider. We may deduct an administrative charge of $100 from the accelerated death benefit at the time it is paid. We are currently waiving this charge.
•	Spouse’s Life Insurance Rider. This rider provides term insurance on the Insured’s spouse, as defined in the rider. To be eligible for insurance under the rider, the spouse must provide evidence of insurability at the time the application is signed. The death benefit will be payable to the named Beneficiary upon the death of the spouse. Under this rider, if we receive at our Administrative Office proof of the Insured’s death before the Policy Anniversary nearest the spouse’s 65th birthday, a limited 60-day continuation and exchange period begins, during which the rider may be exchanged for a new fixed-benefit policy on the life of the spouse. The spouse’s life insurance rider differs from an actual Policy issued on an employee’s spouse in that the rider provides only term insurance on the life of the spouse and does not provide for the accumulation of its own cash value. The current maximum charge for this rider is $1.24 per $1,000 of coverage and the current minimum charge is $0.62 per $1,000 of Coverage.
Mortality and Expense Risk Charge. We will deduct a daily charge from the Separate Account at a rate not to exceed 0.0024547% (an annual rate of 0.90%) of the net assets of each Division of the Separate Account. We may reflect a reduction in the current rate as a credit to Cash Value.
This charge compensates us for certain mortality and expense risks we assume. The mortality risk we assume is that an Insured may die sooner than anticipated and that we will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policy will exceed the amounts realized from the administrative charges assessed against the Policy. If this charge does not cover our actual costs, we absorb the loss. Conversely, if the charge more than covers our actual costs, we add the excess to our surplus. We expect to profit from this charge and may use such profits for any lawful purpose, including covering distribution and other expenses. The Mortality and Expense Risk Charge is currently 0.75% (annually) of the net assets of each Division of the Separate Account.
Loan Interest Charge. We charge interest on Policy loans at a maximum annual interest rate of 8.00%, payable in arrears on each Policy anniversary or for the duration of the Policy Loan, if shorter. We also will credit the amount in the Loan Account with interest at a minimum effective annual rate of 5% (our current interest rate is 8.00% and our current crediting rate is 7.25%). The current loan interest spread is 0.75%.
Federal Taxes
We currently do not assess charges against the Separate Account for federal income taxes that may be incurred by the Separate Account. We may assess such a charge in the future, as well as charges for other taxes incurred by the Separate Account. (See “Federal Tax Matters.”)
Variations in Charges
We may vary the amounts of charges described in this prospectus as a result of such factors as: (1) differences in legal requirements in the jurisdictions where the Policies are sold; (2) differences in actual or expected risks, expenses, Policy persistency, premium payment patterns, or mortality experience among different categories of purchasers or insureds; and (3) changes in Policy pricing that we may implement from time to time. We may take into account additional information provided by prospective Contractholders in assessing these differences and
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determining any variances in charges, subject to our underwriting guidelines. Any such variations will be pursuant to our administrative procedures that we establish and will not discriminate unfairly against any Policy owner. Any such variations may apply to existing Policies as well as to Policies issued in the future, except that the charges under any Policy may never exceed the maximums therein.
Portfolio Charges and Expenses
Charges are deducted from and expenses paid out of the assets of the Portfolios that are described in the prospectuses for those Portfolios. Shares of the Portfolios are purchased for the Separate Account at their net asset value. The net asset value of Portfolio shares is determined after deduction of the fees and charges. For further information, consult the prospectus for each Portfolio and Appendix A, below.
FEDERAL TAX MATTERS
The following summary provides a general description of the federal income tax considerations associated with your Policy or Certificate, as applicable, and does not purport to be complete or to cover all tax situations. The summary does not address state, local or foreign tax issues related to the Policy or Certificate, as applicable. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.
Tax Status of the Policy or Certificate
In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy or Certificate, as applicable, must satisfy certain requirements which are set forth in the Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy or Certificate, as applicable, should satisfy the applicable requirements. If it is subsequently determined that the Policy or Certificate, as applicable, does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy or Certificate, as applicable, into compliance with such requirements and we reserve the right to restrict Policy or Certificate, as applicable, transactions in order to do so. The insurance proceeds payable upon death of the Insured will never be less than the minimum amount required for a Policy or Certificate, as applicable, to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy or Certificate, as applicable, was issued.
In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Policy or Certificate, as applicable, we believe that the Owner of a Policy or Certificate, as applicable, should not be treated as the owner of the Separate Account assets. We reserve the right to modify the Policy or Certificate, as applicable, to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policy or Certificate, as applicable, from being treated as the owners of the underlying Separate Account assets.
In addition, the Code requires that the investments of the Separate Account be “adequately diversified” in order for the Policy or Certificate, as applicable, to be treated as life insurance contracts for federal income tax purposes. It is intended that the Separate Account, through its investment decisions, will satisfy these diversification
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requirements. If Fund shares are sold directly to tax-qualified retirement plans that later lose their tax-qualified status or to non-qualified plans, there could be adverse consequences under the diversification rules.
The following discussion assumes that the Policy or Certificate, as applicable, will qualify as a life insurance contract for federal income tax purposes.
Tax Treatment of Policy or Certificate Benefits
In General. We believe that the death benefit under a Policy or Certificate, as applicable, should generally be excludible from the gross income of the Beneficiary to the extent provided in Section 101 of the Code. Insurance proceeds may be taxable in some circumstances, such as where there is a transfer-for-value of a Policy or Certificate, as applicable, or where a business is the Owner of the Policy or Certificate, as applicable, covering the life of an employee, if certain notice and consent and other requirements are not satisfied.
Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or Beneficiary. A tax adviser should be consulted on these consequences.
Generally, the Owner will not be deemed to be in constructive receipt of the Policy or Certificate, as applicable, cash value until there is a distribution. When distributions from a Policy or Certificate, as applicable, occur, or when loans are taken out from or secured by a Policy or Certificate, as applicable, the tax consequences depend on whether the Policy or Certificate, as applicable, is classified as a modified endowment contract.
Modified Endowment Contracts. Under the Code, certain life insurance contracts are classified as modified endowment contracts, with less favorable tax treatment than other life insurance contracts. Given the flexibility of the Policies or Certificates, as applicable, as to premiums and benefits, the individual circumstances of each Policy or Certificate, as applicable, will determine whether it is classified as a MEC. In general, a Policy or Certificate, as applicable, will be classified as a MEC if the amount of premiums paid into the Policy or Certificate, as applicable, causes the Policy or Certificate, as applicable, to fail the “7-pay test.” A Policy or Certificate, as applicable, will fail the 7-pay test if at any time in the first seven Policy or Certificate years, as applicable, or in the seven years after a “material change,” the amount paid into the Policy or Certificate, as applicable, exceeds the sum of the level premiums that would have been paid at that point under a Policy or Certificate, as applicable, that provided for paid-up future benefits after the payment of seven level annual payments.
If there is a reduction in the benefits under the Policy or Certificate, as applicable, during a 7-pay testing period, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the Policy or Certificate, as applicable, had originally been issued at the reduced Face Amount. If there is a “material change” in Policy’s or Certificate’s, as applicable, benefits or other terms, even after the first seven years, the Policy or Certificate, as applicable, may have to be retested as if it were a newly issued Policy or Certificate, as applicable. A material change may occur, for example, when there is an increase in the death benefit or the receipt of an unnecessary premium. Unnecessary premiums are premiums paid into a Policy or Certificate, as applicable, which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the most recent 7-pay testing period. To prevent your Policy or Certificate, as applicable, from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. In addition, a Policy or Certificate, as applicable, will be treated as a MEC if it is received in exchange for a life insurance contract that is a MEC. A current or prospective Owner should consult a tax adviser to determine whether a Policy or Certificate, as applicable, transaction will cause the Policy or Certificate, as applicable, to be classified as a MEC.
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Distributions Other Than Death Benefits From Modified Endowment Contracts. Policies or Certificates, as applicable, classified as modified endowment contracts are subject to the following tax rules:
(1)	All distributions other than death benefits, including distributions upon surrender, withdrawals and distributions of Cash Surrender Value to the Owner in the case of certain Plans where there is no succeeding plan of insurance or the succeeding carrier is unable to accept the Cash Surrender Value, from a modified endowment contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner’s investment in the Policy or Certificate, as applicable, only after all gain has been distributed.
(2)	Loans taken from or secured by a Policy or Certificate, as applicable, classified as a modified endowment contract are treated as distributions and taxed accordingly.
(3)	A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has Attained Age 59 1⁄2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner’s Beneficiary. The foregoing exceptions generally do not apply to an Owner that is a non-natural person, such as a corporation.
If a Policy or Certificate, as applicable, becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy or Certificate, as applicable, within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy or Certificate, as applicable, that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.
Distributions Other Than Death Benefits From Policies or Certificates That Are Not Modified Endowment Contracts. Distributions other than death benefits, including distributions upon surrender, withdrawals and distributions of Cash Surrender Value to the Owner in the case of certain Plans where there is no succeeding plan of insurance or the succeeding carrier is unable to accept the Cash Surrender Value, from a Policy or Certificate, as applicable, that is not classified as a modified endowment contract are generally treated first as a non-taxable recovery of the Owner’s investment in the Policy or Certificate, as applicable, and only after the recovery of all investment in the Policy or Certificate, as applicable, as gain taxable as ordinary income. However, distributions during the first 15 Policy or Certificate, as applicable, years accompanied by a reduction in Policy or Certificate, as applicable, benefits, including distributions which must be made in order to enable the Policy or Certificate, as applicable, to continue to qualify as a life insurance contract for federal income tax purposes, are subject to different tax rules and may be treated in whole or in part as taxable income.
Loans from or secured by a Policy or Certificate, as applicable, that is not a modified endowment contract are generally not treated as distributions.
Finally, neither distributions nor loans from or secured by a Policy or Certificate, as applicable, that is not a modified endowment contract are subject to the 10 percent additional income tax.
Investment in the Policy or Certificate. Your investment in the Policy or Certificate, as applicable, is generally your aggregate premiums. When a distribution is taken from the Policy or Certificate, as applicable, your investment in the Policy or Certificate, as applicable, is reduced by the amount of the distribution that is tax-free.
Policy or Certificate Loans. In general, interest on a Policy or Certificate, as applicable, loan will not be deductible. If a Policy or Certificate, as applicable, loan is outstanding when a Policy or Certificate, as applicable, is exchanged, canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. In the case of an outstanding loan at the time of an exchange, the cancelled loan will generally be taxed to the extent of any Policy or Certificate, as applicable, gain.
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Before taking out a Policy or Certificate, as applicable, loan, you should consult a tax adviser as to the tax consequences.
Withholding. To the extent that Policy or Certificate, as applicable, distributions are taxable, they are generally subject to withholding for the recipient’s federal income tax liability. However, recipients can generally elect not to have tax withheld from distributions.
Life Insurance Purchases by Residents of Puerto Rico. The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to federal income tax. Note, however, that the foregoing rule may not apply to certain contracts issued by Puerto Rican branches of U.S. life insurance companies before January 1, 2005, provided that such payments are made pursuant to binding life insurance contracts issued by such branches on or before July 12, 2004.
Multiple Policies or Certificates. All modified endowment contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includable in the Owner’s income when a taxable distribution occurs.
Accelerated Benefits Rider. In general, rider benefits may be received tax free by the Owner if the Insured is terminally ill or chronically ill, subject to certain limitations and conditions. However, benefits under the Accelerated Benefits Rider received by a business owner with respect to an insured employee will generally be taxable. You should consult a qualified tax adviser about the consequences of adding this rider to a Policy or Certificate, as applicable, or requesting payment under this rider.
Non-Individual Owners and Business Beneficiaries of Policies or Certificates. If a Policy or Certificate, as applicable, is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity’s interest deduction under Code Section 264, even where such entity’s indebtedness is in no way connected to the Policy or Certificate, as applicable. In addition, under Code Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a Beneficiary of a Policy or Certificate, as applicable, this Policy or Certificate, as applicable, could be treated as held by the business for purposes of the Code Section 264(f) entity-holder rules. Death benefits payable to a business owner on the life of an employee will generally be taxable if certain notice and consent and other requirements are not satisfied. In addition, benefits under the Accelerated Benefits Rider or Accelerated Death Benefit Settlement Option Rider, as applicable received by a business owner with respect to an insured employee will generally be taxable.
Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of a Policy or Certificate, as applicable, or before a business (other than a sole proprietorship) is made a Beneficiary of a Policy or Certificate, as applicable.
Estate, Gift and Generation-Skipping Transfer Taxes. The transfer of the Policy or Certificate, as applicable, or designation of a Beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the Insured dies, the death proceeds will generally be includable in the Owner’s estate for purposes of federal estate tax if the Insured owned the Policy or Certificate, as applicable, retained incidents of ownership at death, or made a gift transfer of the Policy or Certificate, as applicable, within 3 years of death. If the Owner was not the Insured, the fair market value of the Policy or Certificate, as applicable, would be included in the Owner’s estate upon the Owner’s death.
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Moreover, under certain circumstances, the Code may impose a generation-skipping transfer tax when all or part of a life insurance Policy or Certificate, as applicable, is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Policy or Certificate, as applicable, or from any applicable payment, and pay it directly to the IRS.
Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy or Certificate, as applicable, ownership and distributions under federal, state and local law. The individual situation of each Owner or Beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy or Certificate, as applicable, proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.
In general, current rules provide for a $10 million estate, gift and generation-skipping transfer tax exemption (as indexed for inflation) and a top tax rate of 40 percent through the year 2025.
The complexity of the tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your Beneficiaries under all possible scenarios.
Life Insurance Purchases by Nonresident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to a Policy or Certificate, as applicable, purchase.
Possible Tax Law Changes. Although the likelihood of legislative or regulatory changes is uncertain, there is always the possibility that the tax treatment of the Policy or Certificate, as applicable, could change by legislation, regulation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy or Certificate, as applicable.
We have the right to modify the Policy or Certificate, as applicable, in response to legislative or regulatory changes that could otherwise diminish the favorable tax treatment Owners currently receive. We make no guarantee regarding the tax status of any Policy or Certificate, as applicable, and do not intend the above discussion as tax advice.
Transfer of Issued Life Insurance Policies to Third Parties. If you transfer the Policy to a third party, including a sale of the Policy to a life settlement company, such transfer for value may be taxable. The death benefit will also be taxable in the case of a transfer for value unless certain exceptions apply. We may be required to report certain information to the IRS, as required under IRC section 6050Y and applicable regulations. You should consult with a qualified tax advisor for further information prior to transferring the Policy.
Our Income Taxes. Under current federal income tax law, we are not taxed on the Separate Account’s operations. Thus, currently we do not deduct a charge from the Separate Account for federal income taxes. We reserve the right to charge the Separate Account for any future federal income taxes or economic burdens we may incur.
Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.
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Tax Credits and Deductions. The Company may be entitled to certain tax benefits related to the assets of the Separate Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Separate Account or to the Policy or Certificate, as applicable, owners since the Company is the owner of the assets from which the tax benefits are derived.
ADDITIONAL BENEFITS AND RIDERS
In addition to the standard death benefit associated with your Policy, other standard and/or optional benefits may also be available to you. The following table summarizes information about those benefits. Information about the fees associated with each benefit included in the table may be found in the Fee Table. We currently offer the following riders under the Policy, subject to state availability:
NAME OF BENEFIT	PURPOSE	IS BENEFIT STANDARD OR OPTIONAL?	BRIEF DESCRIPTION OF RESTRICTIONS OR LIMITATIONS
Children’s Term Insurance Benefit	This rider provides term insurance in an amount selected at issue upon proof of death for any Insured child.	Optional	You may choose to add this benefit if your employer makes the benefit available. Depending upon your employer's elected rider benefit, you may also need to be on active status. You should ask your employer if this benefit is included and whether you need to be on active status in order to elect it.

Coverage applied for after Policy issue may be subject to underwriting.
Spouse Term Insurance Benefit	This rider provides term insurance in an amount selected at issue upon proof of death of the Insured’s spouse.	Optional	You may choose to add this benefit if your employer makes the benefit available. Depending upon your employer's elected rider benefit, you may also need to be on active status. You should ask your employer if this benefit is included and whether you need to be on active status in order to elect it.

Coverage applied for after Policy issue may be subject to underwriting.
Accelerated Death Benefit Settlement Option Rider	Under this rider, you may receive an accelerated payment of a portion of your	Standard	The rider is standard if elected by the employer at the group level. There is no
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NAME OF BENEFIT	PURPOSE	IS BENEFIT STANDARD OR OPTIONAL?	BRIEF DESCRIPTION OF RESTRICTIONS OR LIMITATIONS
death benefit if the Insured is terminally.	individual election at the Employee level, and the Employee may not terminate the benefit. You should ask your employer if this benefit is included.

Payment under this rider may affect eligibility for benefits under state or federal law.
Dollar Cost Averaging	Allows you to automatically transfer from the DWS Government Money Market Division to other Divisions a predetermined amount of money over a specified period of time.	Standard	You may not elect both Dollar Cost Averaging and Automatic Rebalancing at the same time.
Annual Automatic Portfoli Rebalancing	Allows you to automatically reallocate your Cash Value among the elected Divisions to return the allocation to the percentages you specify.	Standard	You may not elect both Dollar Cost Averaging and Automatic Rebalancing at the same time.
Additional Insurance Benefits
Children’s Life Insurance Rider: This rider provides for term insurance on the Insured’s children, as defined in the rider. To be eligible for insurance under the rider, the child to be insured must not be confined in a hospital at the time the application is signed. The death benefit will be payable to the named Beneficiary upon the death of any insured child. Upon receipt at our Administrative Office of proof of the Insured’s death before the rider terminates, the rider will be continued on a fully paid-up term insurance basis.
For example, if you have $5,000 of coverage under this rider, and your child dies while the child rider is in force, we will pay $5,000 in death benefit to the Beneficiary upon the death of the child.
Spouse’s Life Insurance Rider: This rider provides term insurance on the Insured’s spouse, as defined in the rider. To be eligible for insurance under the rider, the spouse must provide evidence of insurability at the time the application is signed. The death benefit will be payable to the named Beneficiary upon the death of the spouse. Under this rider, if we receive at our Administrative Office proof of the Insured’s death before the Policy Anniversary nearest the spouse’s 65th birthday, a limited 60-day continuation and exchange period begins, during which this rider may be exchanged for a new fixed-benefit policy on the life of the spouse. The spouse’s life insurance rider differs from an actual Policy issued on an employees’ spouse in that the rider provides only term insurance on the life of the spouse and does not provide for the accumulation of its own cash value.
For example, if you have $10,000 of coverage under this rider, and your legal spouse dies while the spouse rider is in force, we will pay $10,000 in death benefit to the Beneficiary upon the death of the spouse.
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Accelerated Death Benefit Settlement Option Rider: This rider provides for the accelerated payment of a portion of death benefit proceeds in a single sum to you if the Insured is terminally ill and expected to die within less than 12 months (subject to state variations). Any irrevocable Beneficiary and assignees of record must provide written authorization in order for the Owner to receive the accelerated benefit. The amount of the death benefit payable under the rider will equal up to 85% of the Face Amount under the Certificate on the date we receive satisfactory evidence of terminal illness as described above, less any Indebtedness. In general, rider benefits may be received tax free subject to certain limitations and conditions. You should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting an accelerated death benefit payment under this rider. We do not currently impose a charge for this rider. However, we reserve the right to deduct an administrative charge of $100 from the accelerated death benefit at the time it is paid.
The Federal income tax consequences associated with adding or receiving benefits under the Accelerated Death Benefit Settlement Option are unclear. You should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting an accelerated death benefit payment under this rider.
For example, if you are eligible for benefits under the Accelerated Death Benefit Settlement Option Rider and have a Face Amount of $100,000 with no cash value, you may elect to receive up to $85,000 of the death benefit proceeds (less any loans and loan interest) prior to your death.
Automatic Investment Strategies
Dollar Cost Averaging: This investment strategy allows you to automatically transfer a predetermined amount of money from the DWS Government Money Market Division to a number of available Divisions of the Separate Account. Based on the elected investment allocations for this investment strategy, Dollar Cost Averaging occurs after the close of business on each Monthly Anniversary or after close of business on the next business day following each Monthly Anniversary should your Monthly Anniversary fall on a non-business day (weekend or holiday) as long as all other requirements are met. The portion of the Policy’s Cash Value in the DWS Government Money Market Division must be greater than or equal to $1,000. The minimum total monthly transfer amount must be greater than or equal to $100.
Dollar Cost Averaging does not assure a profit or protect against a loss in declining markets. It involves continuous investment in securities regardless of price fluctuations. An investor should consider his/her ability to continue purchases in periods of low price levels.
For example, if you elected the Dollar Cost Averaging and selected $12,000 of cash value to be transferred from the DWS Government Money Market Division to specified other Divisions that you choose, over a 12 month period we will transfer $1,000 each month for 12 months.
Annual Automatic Portfolio Rebalancing: This investment strategy allows you to automatically reallocate your Cash Value among the elected Divisions to return the allocation to the percentages you specify. This rebalancing occurs annually after the close of business on your Policy anniversary or after the close of business on the next business day following your Policy anniversary should your Policy anniversary fall on a non-business day (holiday or weekend).
Annual Automatic Portfolio Rebalancing does not assure a profit or protect against a loss in declining markets.
For example, if you allocated 25% among four Divisions, after the close of business on your Policy anniversary, or after the close of business on the next business day following your Policy anniversary should your Policy anniversary fall on a non-business day (holiday or weekend), we will transfer amounts among those four Divisions so that there is 25% of your Policy’s Cash Value in each Division.
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The automated transfers under these investment strategies will not count towards frequent transfer constraints or transfer limitations. However, we reserve the right to include them if we decide to restrict transfers under the terms of the contract.
DISTRIBUTION OF THE POLICIES
Distributing The Policies
MetLife Investors Distribution Company (“MLIDC”) is the principal underwriter and distributor of the Policies. MLIDC, which is our affiliate, also acts as the principal underwriter and distributor of other variable life insurance policies and variable annuity contracts that we, or our affiliated companies issue. We reimburse MLIDC for expenses MLIDC incurs in distributing the Policies (e.g. commissions payable to retail broker-dealers who sell the Policies).
MLIDC’s principal offices are located at 200 Park Avenue, New York, NY 10166. MLIDC is registered under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.
MLIDC and the Company may enter into selling agreements with broker-dealers (“selling firms”) who will sell the Policies through their registered representatives. We pay commissions to these selling firms for the sale of the Policies, and these selling firms compensate their registered representative agents. Commissions are payable on net collected premiums received by the Company. A portion of the payments made to selling firms may be passed on to their registered representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your registered representative for further information about what your registered representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.
We may compensate MetLife employees for referrals. We may also make various payments to selling firms and other third parties. (See “Compensation Paid to Selling Firms and Other Intermediaries.”)
Commissions Paid to Selling Firms
The maximum commissions payable to a selling firm are one of the following options:
Option	First Year	Renewal Years
1	A+B	a+b
2	A+B	a+c
3	A+X+Y+Z	a
A =	18% of premiums that do not exceed the cost of insurance assessed during the first Policy Year.
B =	1% of premiums in excess of the cost of insurance assessed during the first Policy Year.
a =	18% of premiums that do not exceed the cost of insurance assessed during the respective Policy Year.
b =	1% of premiums in excess of the cost of insurance assessed during that Policy Year.
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c =	Up to 0.25% per year of the average Cash Value of a Policy during a Policy Year.
X =	20% of the first Policy Year premiums received up to an amount that equals: the planned annual premium reduced by the cost of insurance charge, the monthly administrative charge, premium loads assessed, and any premiums paid less frequently than monthly.
Y =	2% of any unscheduled premiums received.
Z =	1% of premiums equal to the monthly administrative charge and the premium loads on those charges and the cost of insurance.
Compensation Paid to Selling Firms and Other Intermediaries
MetLife enters into arrangements concerning the sale, servicing and/or renewal of MetLife group insurance and certain other group-related products (“Products”) with brokers, agents, consultants, third party administrators, general agents, associations, and other parties that may participate in the sale, servicing and/or renewal of such products (each, an “Intermediary”). MetLife may pay your Intermediary compensation, which may include, among other things, base compensation, supplemental compensation and/or a service fee. MetLife may pay compensation for the sale, servicing and/or renewal of Products, or remit compensation to an Intermediary on your behalf. Your Intermediary may also be owned by, controlled by or affiliated with another person or party, which may also be an Intermediary and who may also perform marketing and/or administration services in connection with your Products and be paid compensation by MetLife.
Base compensation, which may vary from case to case and may change if you renew your Products with MetLife, may be payable to your Intermediary as a percentage of premium or a fixed dollar amount. MetLife may also pay your Intermediary compensation that is based upon your Intermediary placing and/or retaining a certain volume of business (number of Products sold or dollar value of premium) with MetLife. In addition, supplemental compensation may be payable to your Intermediary for eligible Products. Under MetLife’s current supplemental compensation plan (“SCP”), the amount payable as supplemental compensation may range from 0% to 8% of premium. The supplemental compensation percentage may be based on one or more of: (1) the number of Products sold through your Intermediary during a one-year period; (2) the amount of premium or fees with respect to Products sold through your Intermediary during a one-year period; (3) the persistency percentage of Products in force through your Intermediary during a one-year period; (4) the block growth of the Products in force through your Intermediary during a one-year period; (5) premium growth during a one-year period; or (6) fixed percentage or sliding scale of the premium for Products as set by MetLife. The supplemental compensation percentage will be set by MetLife based on the achievement of the outlined qualification criteria and it may not be changed until the following SCP plan year. As such, the supplemental compensation percentage may vary from year to year, but will not exceed 8% under the current supplemental compensation plan.
The cost of supplemental compensation is not directly charged to the price of our Products, except as an allocation of overhead expense, which is applied to all eligible group insurance Products, whether or not supplemental compensation is paid in relation to a particular sale or renewal. As a result, your rates will not differ by whether or not your Intermediary receives supplemental compensation. If your Intermediary collects the premium from you in relation to your Products, your Intermediary may earn a return on such amounts. Additionally, MetLife may have a variety of other relationships with your Intermediary or its affiliates, or with other parties, that involve the payment of compensation and benefits that may or may not be related to your relationship with MetLife (e.g., insurance and employee benefits exchanges, enrollment firms and platforms, sales contests, consulting agreements, participation in an insurer panel, or reinsurance arrangements).
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More information about the eligibility criteria, limitations, payment calculations and other terms and conditions under MetLife’s base compensation and supplemental compensation plans can be found on MetLife’s Web site at www.metlife.com/business-and-brokers/broker-resources/broker-compensation. Questions regarding Intermediary compensation can be directed to ask4met@metlifeservice.com, or if you would like to speak to someone about Intermediary compensation, please call (800) ASK 4MET. In addition to the compensation paid to an Intermediary, MetLife may also pay compensation to your representative. Compensation paid to your representative is for participating in the sale, servicing, and/or renewal of products, and the compensation paid may vary based on a number of factors including the type of product(s) and volume of business sold. If you are the person or entity to be charged under an insurance policy or annuity contract, you may request additional information about the compensation your representative expects to receive as a result of the sale or concerning compensation for any alternative quotes presented, by contacting your representative or calling (866) 796-1800.
Commissions and other incentives or payments described above are not charged directly to Owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy.
The Statement of Additional Information contains additional information about the compensation paid for the sale of the Policies.
GENERAL PROVISIONS OF THE GROUP CONTRACT
Issuance
The Group Contract will be issued upon receipt of a signed application for Group Insurance signed by a duly authorized officer of the employer, and acceptance by a duly authorized officer of the Company at its Administrative Office.
Premium Payments
The Contractholder will remit planned premium payments for Insureds of the Contractholder or an associated company in an amount authorized by the employee to be deducted from his or her wages. All planned premiums under a Group Contract must be specified in advance. The planned premium payment interval is agreed to by the Contractholder and us. Before each planned payment interval, we will furnish the Contractholder with a statement of the planned premium payments to be made under the Group Contract or such other notification as has been agreed to by the Contractholder and us.
Grace Period
If the Contractholder does not remit planned premium payments in a timely fashion, the Group Contract will be in default. A grace period of 31 days begins on the date that the planned premiums were scheduled to be remitted. If the Contractholder does not remit premiums before the end of the grace period, the Group Contract will terminate. However, the Certificate will be amended automatically to continue in force as an Individual Policy following the Group Contract’s termination, provided such insurance is not surrendered or cancelled by the Owner and provided the Owner pays the premium directly to the Company. (See “Policy Benefits — Eligibility Change Conversion.”)
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Termination
Except as described in “Grace Period” above, the Group Contract will be terminated immediately upon default. In addition, we may end a Group Contract or any of its provisions on 31 days’ notice. If the Group Contract terminates, any Certificate in effect will be amended automatically to continue in force as an Individual Policy following the Group Contract’s termination, provided such insurance is not surrendered or cancelled by the Owner and provided the Owner pays the premium directly to the Company. (See “Policy Benefits — Eligibility Change Conversion.”)
Right to Examine Group Contract
The Contractholder may terminate the Group Contract within 20 days after receiving it, within 45 days after the application was signed or within 10 days of mailing a notice of the cancellation right, whichever is latest. To cancel the Group Contract, the Contractholder should mail or deliver the Group Contract to us at our Administrative Office.
Entire Contract
The Group Contract, with the attached copy of the Contractholder’s application and other attached papers, if any, is the entire contract between the Contractholder and us. All statements made by the Contractholder, any Owner or any Insured will be deemed representations and not warranties. Misstatements will not be used in any contest or to reduce a claim under the Group Contract, unless such misstatements are in writing. A copy of the application containing such misstatement must have been given to the Contractholder or to the Insured or to his Beneficiary, if any.
Incontestability
We cannot contest the Group Contract after it has been in force for two years from the date of issue.
Ownership of Group Contract
The Contractholder owns the Group Contract. The Group Contract may be changed or ended by agreement between us and the Contractholder without the consent of, or notice to, any person claiming rights or benefits under the Group Contract. However, the Contractholder does not have any ownership interest in the Polices issued under the Group Contract. The rights and benefits under the Policies inure to the benefit of the Owners, Insureds, and Beneficiaries as set forth herein and in the Policies.
GENERAL MATTERS RELATING TO THE POLICY
Postponement of Payments
We usually pay the amounts of any surrender, partial withdrawal, death benefit proceeds or loan within 7 days after we receive all applicable written notices, permitted telephone, fax or Internet request, and/or due proof of death of the Insured. We may postpone such payments, however, whenever:
•	the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC;
•	the SEC by order permits postponement for the protection of Owners; or
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•	an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account’s net assets.
Payments under the Policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared your bank. We may use telephone, fax, internet or other means of communications to verify that payment from your check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. You may avoid the possibility of delay in disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check. If mandated by applicable law, the Company may be required to block your account and thereby refuse to pay any request for transfer, surrender, partial withdrawal, loan or death proceeds, until instructions are received from appropriate regulators. We also may be required to provide information about you and your account to government regulators.
STATE VARIATIONS
This Prospectus describes all material features of the Policy. However, we will also issue you a Policy (Certificate or Individual Policy), which is a separate document from the prospectus. There may be differences between the description of the Policy contained in this prospectus and the Policy issued to you due to differences in state law. Please consult your Policy for the provisions that apply in your state. Your actual policy and endorsements or riders are the controlling documents. You should contact our Administrative Office to review a copy of your Policy and any applicable endorsements and riders.
LEGAL PROCEEDINGS
In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.
It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MetLife Investors Distribution Company to perform its contract with the Separate Account or of MetLife to meet its obligations under the Policies.
FINANCIAL STATEMENTS
The financial statements of the Company, Metropolitan Tower Life Insurance Company and Paragon Separate Account B are contained in the Statement of Additional Information (SAI).
The financial statements of the Company and of Metropolitan Tower Life Insurance Company should be distinguished from the financial statements of the Separate Account, and should be considered only as bearing on the ability of the Company to meet its obligations under the Policies and of Metropolitan Tower Life Insurance Company, as guarantor, to meet its obligations under the guarantee agreement. For a free copy of these financial statements and/or the SAI, please call or write to us at our Administrative Office.
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GLOSSARY
Administrative Office — The service office of the Company. The mailing address is: MetLife GVUL; Suite 600; 11330 Olive Boulevard; St Louis, MO 63141. Unless another location is specified, all applications, notices and requests should be directed to the Administrative Office at the address above or, if permitted, to our facsimile number (866-347-4483). You may also contact us for information at 1-800-756-0124.
Attained Age — The Issue Age of the Insured plus the number of completed Policy Years.
Associated Companies — The companies listed in a Group Contract’s specifications pages that are under common control through stock ownership, contract or otherwise, with the Contractholder.
Beneficiary  — The person(s) named in a Policy or by later designation to receive Policy proceeds in the event of the Insured’s death. A Beneficiary may be changed as set forth in the Policy and this Prospectus. Unless otherwise stated in the Policy, the Beneficiary has no rights in a Policy before the death of the Insured. If there is more than one Beneficiary at the death of the Insured, each will receive equal payments unless otherwise provided by the Owner.
Cash Value — The total amount that a Policy provides for investment at any time. It is equal to the total of the amounts credited to the Owner in the Separate Account, and in the Loan Account.
Cash Surrender Value — The Cash Value of a Policy on the date of surrender, less any Indebtedness.
Certificate  — A document issued to Owners of Policies issued under Group Contracts, setting forth or summarizing the Owner’s rights and benefits.
Contractholder  — The employer, association, sponsoring organization or trust that is issued a Group Contract.
Division  — A subaccount of the Separate Account. Each Division invests exclusively in an available underlying Portfolio.
Effective Date — The actual date coverage shall take effect which will be on or after the Issue Date.
Employee  — A person who is employed and paid for services by an employer on a regular basis. To qualify as an Employee, a person ordinarily must work for an employer at least 30 hours per week. The Company may waive or modify this requirement at its discretion. An Employee may also include an independent contractor acting in many respects as an employee with a sponsoring employer. An Employee may include a partner in a partnership if the employer is a partnership.
Face Amount — The minimum death benefit under the Policy so long as the Policy remains in force.
Fund  — An underlying mutual fund in which the Separate Account assets are invested.
Group Contract — A group flexible premium variable life insurance contract issued to the Contractholder by the Company.
Indebtedness  — The sum of all unpaid Policy Loans and accrued interest charged on loans.
Individual Insurance — Insurance provided under a Group Contract or under an Individual Policy issued in connection with an employer-sponsored insurance program on an Employee or an Employee’s spouse.
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Insured — The person whose life is insured under a Policy. The term may include both an Employee and an Employee’s spouse.
Investment Start Date — The date the initial premium is applied to the Divisions of the Separate Account. This date is the later of the Issue Date or the date the initial premium is received at our Administrative Office.
Issue Age — The Insured’s Age as of the date the Policy is issued.
Issue Date — The Issue Date is the date from which Policy Anniversaries, Policy Years, and Policy Months are measured.
Loan Account — The account of the Company to which amounts securing Policy Loans are allocated. It is a part of the Company’s general account assets.
Loan Value — The maximum amount that may be borrowed under a Policy after the first Policy Anniversary.
Maturity Date — The Policy Anniversary on which the Insured reaches Attained Age 95.
Monthly Anniversary — The same date in each succeeding month as the Issue Date except that whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed the next Valuation Date. If any Monthly Anniversary would be the 29th, 30th, or 31st day of a month that does not have that number of days, then the Monthly Anniversary will be the last day of that month.
Net Premium — The premium less any premium expense charge, any charge to compensate us for anticipated higher corporate income taxes resulting from the sale of a Policy, and any charge for premium taxes.
Owner (or you)  — The Owner of a Policy, as designated in the application or as subsequently changed.
Policy  — Either the Certificate or the Individual Policy offered by the Company and described in this Prospectus. Under Group Contracts, the Policy may be issued on the employee or on the employee’s spouse.
Policy Anniversary — The same date each year as the Issue Date.
Policy Month — A month beginning on the Monthly Anniversary.
Policy Year — A period beginning on a Policy Anniversary and ending on the day immediately preceding the next Policy Anniversary.
Portfolio  — A portfolio represents a class (or series) of stock of a Fund in which a Division's assets are invested.
SEC (or the Commission)  — The Securities and Exchange Commission.
Separate Account — Paragon Separate Account B, a separate investment account established by the Company to receive and invest the net premiums paid under the Policy.
Spouse  — An employee’s legal spouse. The term does not include a spouse who is legally separated from the employee.
Valuation Date — Each day that the New York Stock Exchange is open for regular trading.
Valuation Period — The period between two successive Valuation Dates, commencing at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on a Valuation Date and ending at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Date.
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APPENDIX A: PORTFOLIOS AVAILABLE UNDER THE POLICY
The following is a list of the Portfolios currently available under the Policy. More information about the Funds is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at dfinview.com/metlife/tahd/MET000243. You can also request this information at no cost by calling (800) 756-0124 or by sending an email request to GVUL-eservice@metlifecommercial.com.
The current expenses and performance information below reflects fees and expenses of the Portfolios, but does not reflect the other fees and expenses that the Policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.
FUND TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2021)
			1 YEAR	5 YEAR	10 YEAR
US Equity	DWS Capital Growth VIP - Class A DWS Investment Management Americas Inc.	0.48%	22.78%	23.81%	19.25%
US Equity	DWS Core Equity VIP - Class A DWS Investment Management Americas Inc.	0.59%	25.30%	16.70%	16.17%
International Equity	DWS CROCI® International VIP* - Class A DWS Investment Management Americas Inc.	0.86%	9.24%	7.34%	5.67%
Global Equity	DWS Global Income Builder VIP - Class A DWS Investment Management Americas Inc.	0.62%	10.95%	9.21%	8.39%
Allocation	DWS Global Small Cap VIP* - Class A DWS Investment Management Americas Inc.	0.80%	14.94%	9.32%	9.20%
US Fixed Income	DWS Government Money Market VIP - Class A DWS Investment Management Americas Inc.	0.42%	0.01%	0.77%	0.39%
US Equity	DWS Small Mid Cap Growth VIP - Class A DWS Investment Management Americas Inc.	0.78%	13.84%	13.87%	13.57%
*	The Portfolio is subject to an expense reimbursement or fee waiver arrangement. The annual expenses shown reflect temporary fee reductions.
A-1

To learn more about the Policy, you should read the SAI dated the same date as this Prospectus and is incorporated by reference into this Prospectus. It includes additional information about the Policies and the Separate Account. For a free copy of the SAI, please visit dfinview.com/metlife/tahd/MET000243 or call 1-800-756-0124 or write to us at our Administrative Office. To receive free personalized illustrations of death benefits and Cash Values, and to request other information about the Policy or to make inquiries please call 1-800-756-0124 or write to us at our Administrative Office. The mailing address for our Administrative Office is: MetLife GVUL; Suite 600; 11330 Olive Boulevard; St Louis, MO 63141.
Reports and other information about the Separate Account are available on the Commission’s website at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
EDGAR ID: C000034608

May 1, 2022
Group And Individual Flexible Premium
Variable Life Insurance Policies
(MORGAN STANLEY)
Issued by
Paragon Separate Account B of
Metropolitan Life Insurance Company
Direct all correspondence and inquiries to the Administrative Office:
METLIFE GVUL
Administrative Office, Suite 600, 11330 Olive Boulevard, St. Louis, Mo 63141
Phone number: (800) 756-0124
PROSPECTUS
This Prospectus describes flexible premium variable life insurance policies (the “Contracts”) offered by Metropolitan Life Insurance Company (the “Company,” Metropolitan Life”, “MetLife”, “we,” “our”, or “us”) which are designed for use in employer-sponsored insurance programs. When a Group Contract is issued, Certificates showing the rights of the Owners and/or Insureds will be issued under the Group Contract. We will amend a Certificate issued under a Group Contract so that it will continue in force as an Individual Policy in certain circumstances. The terms of the Certificate and the Individual Policy differ only with respect to provisions relating to the Group Contract that do not apply to the Individual Policy. Definitions of Group Contract, eligible participants, actively at work requirement and provisions regarding termination of the Group Contract do not appear in the Individual Policy. The Certificate and the Individual Policies are collectively referred to in this Prospectus as “Policy” or “Policies.” The Policies are no longer sold.
This Prospectus also describes a guarantee provided by Metropolitan Tower Life Insurance Company (“Met Tower” or the “Guarantor”) of MetLife’s obligations under certain Policies originally issued by Paragon Life Insurance Company and assumed by MetLife as a result of the merger of Paragon Life Insurance Company with MetLife on May 1, 2006, with MetLife as the surviving company.
The Policy is a long-term investment designed to provide significant life insurance benefits for the Insured. This Prospectus provides information that a prospective owner should know before investing in the Policy. An Owner (also “you”) should consider the Policy in conjunction with other insurance you own.
You may allocate net premiums to the Divisions of Paragon Separate Account B (the “Separate Account”). Each Division invests solely in a Portfolio of a Fund listed in Appendix A below.
Please note that the Policy and the Portfolios are not guaranteed to achieve their goals, are not federally insured, are not endorsed by any bank or government agency, and are subject to risks, including the loss of the amount invested.
Additional information about certain investment products, including variable life insurance, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov
The Securities and Exchange Commission (“SEC”) has not approved or disapproved the Policy or determined that this Prospectus is adequate or complete. Any representation to the contrary is a criminal offense.

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IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT
	FEES AND EXPENSES			LOCATION IN PROSPECTUS
Charges for Early Withdrawals	None			—
Transaction Charges	You may be subject to transaction charges that may apply if you surrender your Policy or make a partial withdrawal. You also may be charged for other transactions, such as when you make a premium payment, transfer cash value between investment options or exercise your Accelerated Death Benefit Settlement Option Rider.			“Charges and Deductions — Transaction Charges”
Ongoing Fees and Expenses (annual charges)	In addition to charges described above, an investment in the Policy is subject to certain ongoing fees and expenses, including a mortality and expense risk charge and a monthly deduction covering the cost of insurance under the Policy, monthly administrative charge and optional benefits added by rider, and such fees and expenses are set based on characteristics of the Insured (e.g., the age and rate class of the covered person) as well as the Group characteristics. Please refer to the specifications page of your Policy for applicable rates.

	You will also bear expenses associated with the Portfolios available under your Policy, as shown in the following table:			“Charges and Deductions–Monthly Deduction” “Charges and Deductions – Mortality and Expense Risk Charge” “Charges and Deductions – Portfolio Charges and Expenses”
	ANNUAL FEE	MIN.	MAX
	Investment options (Portfolio fees and charges)	0.38%	1.54%
	RISKS			LOCATION IN PROSPECTUS
Risk of Loss	You can lose money by investing in this Policy.			“Principal Risks”
Not a Short-Term Investment	The Policies are designed to provide insurance protection. They should not be used as a short-term investment or if you need ready access to cash, because you will be charged when you make premium payments and you will also pay a transaction fee on partial withdrawals.			“Principal Risks”
Risks Associated with Investment Options	An investment in this Policy is subject to the risk of poor investment performance and can vary depending on the performance of the Portfolios available under the Policy. Each investment option has its own unique risks. You should review the investment options before making an investment decision.			“Principal Risks”
Insurance Company Risks	Investments in the Policy are subject to the risks related to Metropolitan Life including any, guarantees, and benefits of the Policy, which are subject to the claims paying ability of Metropolitan Life. If Metropolitan Life experiences financial distress, it may not be able to meet its obligations to you. More information about Metropolitan Life, including its financial strength ratings, is available upon request by calling call 1-800-756-0124 or visiting: https://www.metlife.com/about-us/corporate-profile/ratings/.			“Principal Risks”
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	RISKS	LOCATION IN PROSPECTUS
Contract Lapse	Your Policy may lapse if you have paid an insufficient amount of premiums or if the investment experience of the Portfolios is poor and the cash surrender value under your Policy is insufficient to cover the monthly deduction. Lapse of a Policy on which there is an outstanding loan may have adverse tax consequences. If the Policy lapses, no death benefit will be paid. A Policy may be reinstated if the conditions for reinstatement are met including the payment of required premiums.	“Principal Risks”
	RESTRICTIONS	LOCATION IN PROSPECTUS
Investments	At the present time, no charge is assessed against the cash value of a Policy when amounts are transferred among the Divisions of the Separate Account, but we reserve the right to impose a charge of $25 to cover administrative costs incurred in processing any transfer in excess of 12 in a Policy year. Policy owners may transfer cash value between and among the Divisions. Restrictions may apply to frequent transfers.

	Metropolitan Life reserves the right to remove or substitute portfolio companies as investment options that are available under the Policy.	“Features of the Policy - Transfers”
Optional Benefits	Rider availability is subject to your employer making the rider available. You should check with your employer regarding the availability of riders.	“Features of the Policy -Additional Benefits and Riders”
	TAXES	LOCATION IN PROSPECTUS
Tax Implications	Consult with a tax professional to determine the tax implications of an investment in and payments received under this Policy.

Withdrawals will be subject to ordinary income tax, and may be subject to tax penalties.

	Lapse of a Policy on which there is an outstanding loan may have adverse tax consequences	“Federal Tax Matters”
	CONFLICTS OF INTEREST	LOCATION IN PROSPECTUS
Investment Professional Compensation	Your investment professional may receive compensation relating to your ownership of a Policy both in the form of commissions and continuing payments. These investment professionals may have a financial incentive to offer or recommend the Policy over another investment.	“Distribution of the Policies”
Exchanges	Some investment professionals may have a financial incentive to offer you a new policy in place of your current Policy. You should only exchange your Policy if you determine, after comparing the features, fees, and risks of both policies, that it is better for you to purchase the new policy rather than continue to own your existing Policy.	“Distribution of the Policies”
OVERVIEW OF THE POLICY
Purpose of the Policy
The Policy is designed for use in employer-sponsored life insurance programs to provide employees who elect coverage tax deferred accumulation of assets through an investment portfolio and a death and/or other benefits.
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The Policy may be appropriate for an investor who has a longer time horizon, is not purchasing the Policy for short-term liquidity needs and desires life insurance coverage.
Premium Payments
Where provided by an employer, the minimum initial premium and the planned premium will be remitted to us by the employer on your behalf pursuant to a premium payment schedule (the “Payroll Deduction Plan”). You must authorize the amount of the premiums remitted by the employer. If the employer does not provide a Payroll Deduction Plan, you must pay the minimum premium and the planned premium directly to us. In addition to planned premiums, you may send unscheduled premium payments directly to us at any time and in any amount, subject to the minimum and maximum premium limitations. No insurance will take effect until the minimum initial premium set forth in the specifications pages of the Policy is paid, and the health and other conditions, including eligibility of the Insured described in the application for insurance, must not have changed. The Contractholder or employer will pay the initial premium on your behalf. The initial premium for a Policy must at least equal one-twelfth (1/12th) of the planned annual premium for the Policy set forth in the specifications pages. Every premium payment (other than a planned premium) paid must be at least $20. We will not accept any premium payment that would cause your total premiums to exceed current maximum premium limitations that qualify the Policy as life insurance according to federal tax laws. The planned premium is an amount that you arrange to pay for the Policy that is based on the requested initial Face Amount, the Issue Age of the Insured and the charges under the Policy. You are not required to pay premiums equal to the planned premium. Premium payments made directly to us should be sent to our Administrative Office. The payment of a given premium will not necessarily guarantee that your Policy will remain in force. Rather, this depends on the Policy’s cash surrender value. Insufficient premiums may result in lapse of the Policy. Premiums may be allocated among the investment options. Additional information about each Portfolio including its Portfolio type, advisers and any sub-advisers as well as current expenses and certain performance information is included in Appendix A.
Features of the Policy
The Policy has a number of features designed to provide lifetime insurance coverage as well as maximum flexibility in connection with premium payments and death benefits, including flexibility to change the type and amount of the death benefit; flexibility in paying premiums; loan privileges; surrender privileges; and optional insurance benefits.
Standard Death Benefit: We pay death benefit proceeds to the Beneficiary once we have received satisfactory proof of the Insured’s death, or to the Owner, before the Insured’s death and under circumstances described in available riders. The death benefit proceeds equal the death benefit plus any additional benefit provided by rider and minus any outstanding Indebtedness and any unpaid monthly deductions and any benefits paid under the Accelerated Death Benefit Settlement Option Rider as of the end of the Valuation Period that includes the date of the Insured's death.
An Owner may choose between two standard death benefit options available under the Policy. After the first Policy Anniversary, an Owner may change the death benefit option while the Policy is in force. Changing the death benefit option may have tax consequences. We calculate the amount available under each death benefit option as of the end of the Valuation Period that includes the Insured’s date of death.
•	Death Benefit Option A is a “Level Type” death benefit equal to the Face Amount of the Policy or, if greater, a percentage of Cash Value based on federal tax law requirements.
•	Death Benefit Option B is an “Increasing Type” death benefit equal to the Face Amount of the Policy plus the
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Cash Value or, if greater, a percentage of Cash Value based on federal tax law requirements. This option is the only option presented for purchase for certain Group Contracts and employer- sponsored programs.
So long as a Policy remains in force, the death benefit under either option will be at least equal to the current Face Amount. The death benefit will never be less than the minimum amount required for the Policy to be treated as life insurance under U.S. Federal income tax rules, as in effect on the date the Policy was issued.
Surrenders: At any time that a Policy is in effect, an Owner may elect to surrender the Policy and receive its Cash Surrender Value. A surrender may have tax consequences.
Partial Withdrawals: After the first Policy Year, an Owner may request to withdraw part of the Cash Surrender Value once each Policy Month. Partial withdrawals may have federal income tax consequences and may increase the risk that your Policy will lapse (terminate without value).
Transfers: Subject to certain restrictions, an Owner may transfer Cash Values among the Divisions of the Separate Account. (An Owner has additional transfer rights under the Policy, including, but not limited to, the conversion privilege by which, during the first two years of the Issue Date of the Policy, an Owner may, upon written request, convert a Policy still in force to a fixed benefit life insurance policy). We may restrict transfers in the future or even revoke the transfer privilege for certain Policy Owners. For additional information on the restrictions we may impose on transfers and the costs and risks to you that can result from disruptive trading activities, see “Transfers”.
Loans: After the first Policy Anniversary an Owner may borrow against the Cash Value of a Policy. We transfer a portion of the Cash Value equal to the amount of the loan and an amount equal to the present value of the loan interest due from each Division of the Separate Account to the Loan Account as collateral for the Loan. The maximum amount you may borrow is an amount equal to 85% of the Cash Value on the date the loan is requested less any outstanding Indebtedness. We charge interest on the amount of the Policy Loan at an annual rate of 8%. We will credit interest on amounts in the Loan Account at an annual rate of at least 5%. Loans may have tax consequences.
Additional Benefits and Riders: We offer an Accelerated Death Benefit Settlement Option insurance benefit that provides a supplemental benefit under the Policy. Please contact us at our Administrative Office for further details.
FEE TABLES
The following tables describe the fees and expenses that an Owner will pay when buying, owning, and surrendering or making withdrawals from the Policy. We may charge fees and use rates that are lower than the maximum guaranteed charges reflected in the tables. Please refer to your Policy specification page for information about the specific fees you will pay each year based on the options you have elected.
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The first table describes the fees and expenses that you will pay at the time that you buy the Policy, surrender or make withdrawals from the Policy, or transfer cash between investment options.
Transaction Charges
Charge	When Charge Deducted	Maximum Amount Deducted
Maximum Premium Expense Charge (load)
• For Policies issued under Group Contracts	Upon Receipt of Premium Payment	1.00% of each premium payment
• For Policies treated as individual contracts under Omnibus Budget Reconciliation Act of 1990		2.00% of each premium payment
Premium Tax Charge	Upon Receipt of Premium Payment	2.00% of each premium payment
Partial Withdrawal Charge	Upon each partial withdrawal from the Policy	$25 (1)
Transfer Charge	Upon transfer in excess of 12 in a Policy Year	$25 per transfer(2)
Accelerated Death Benefit Settlement Option Rider Administrative Charge	At the time an accelerated death benefit is paid	$100 (2)
(1)	The partial withdrawal charge is the lesser of $25 or 2% of the amount withdrawn.
(2)	We currently waive this charge.
The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy not including Portfolio fees and expenses.
Periodic Charges Other Than Annual Portfolio Expenses
Base Contract Charges
Charge	When Charge is Deducted	Maximum Amount Deducted
Cost of Insurance Charge(1)
• Minimum and Maximum Charge	Monthly	$0.15 to $31.67 per $1,000 of net amount at risk
• Charge for a representative insured.(2)		$0.65 per thousand of net amount at risk
Administrative Charge(3)	Monthly	$6.00
Mortality and Expense Risk Charge	Daily	0.90% (annually) of the net assets of each Division of the Separate Account
Loan Interest Spread(4)	Annually	3.0%
(1)	Cost of insurance rates vary based on the insured’s attained age, rate class, and possibly gender mix (i.e., proportion of men and women covered under a particular group). The cost of insurance charges shown in the table may not be typical of the charges you will pay. More detailed information concerning your cost of insurance charges is available on request from our Administrative Office.
(2)	A representative Insured is a person with an attained age 50, in a 250 participants rate class with $500,000 in Face Amount
(3)	The maximum administrative charge we can apply to Policies under any Group Contract can vary but will not exceed the amounts in the table. Please refer to your Policy Schedule Page for the administrative charge that applies to your Policy
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(4)	The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (guaranteed not to exceed 8% annually) and the amount of interest we credit to the amount in your Loan Account (guaranteed minimum — 5% annually, current minimum — 7.10%) for a maximum loan interest spread of 3%.
The next table shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Policy. A complete list of the Portfolios available under the Policy, including their annual expenses, may be found in Appendix A at the back of this document.
Annual Portfolio Operating Expenses
	Minimum	Maximum
Annual Portfolio Expenses (as a percentage of average net assets) (expenses that are deducted from Portfolios assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.38%	1.54%
PRINCIPAL RISKS
Investment Risk
If you invest your Cash Value in one or more Divisions of the Separate Account, then you will be subject to the risk that investment performance of the Divisions will be unfavorable and that the Cash Value will decrease. An investment in this Policy is subject to the risk of poor investment performance and can vary depending on the performance of the Portfolios available under the Policy. Each investment option has its own unique risks. You should review the investment options before making an investment decision. A comprehensive discussion of the risks of each of the Portfolios may be found in each Portfolio’s prospectus. Please refer to the prospectuses for the Portfolios for more information. There is no assurance that any of the Portfolios will achieve its stated investment objective. In addition, we deduct Policy fees and charges from your Cash Value, which can significantly reduce your Cash Value. During times of poor investment performance, this deduction will have an even greater impact on your Cash Value. You could lose everything you invest and your Policy could lapse without value, unless you pay additional premium.
Risk of an Increase in Current Fees and Expenses
Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. In the future, we may increase these current charges up to the guaranteed (that is, maximum) levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.
Policy Lapse
If an Owner’s Cash Surrender Value is not enough to pay the monthly deduction and other charges, the Owner’s Policy may enter a 62-day grace period. A shorter grace period applies to the Contractholder (the employer) of the Group Contract. We will notify the Owner that the Policy will lapse (terminate without value) unless the Owner makes sufficient payment during the grace period. An Owner’s Policy also may lapse if an Owner’s Indebtedness exceeds his or her Cash Value on any Monthly Anniversary. If either of these situations occurs, the Owner’s Policy will be in default and the Owner must pay a specified amount of new premium to prevent their Policy from lapsing. Subject to certain conditions and our underwriting rules, you may reinstate a lapsed Policy within five years after the date of lapse and before the Maturity Date. In certain situations your Policy may also terminate if your employer ends its participation in the Group Policy.
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Limitations on Access to Cash Value
We limit partial withdrawals of cash value from the Policies. You may not take a partial withdrawal in the first Policy year. Thereafter, you may make up to one partial withdrawal each Policy Month. The minimum amount of a partial withdrawal, net of any transaction charges, is currently $200. The minimum amount that can be withdrawn from any one Division is the lesser of $50 or the Policy’s Cash Value in that Division. The maximum amount that can be withdrawn, including the partial withdrawal transaction charge, is the Loan Value.
Limitations on Transfers
We do not currently charge for transfers, but we reserve the right to charge up to $25 per transfer to cover administrative costs incurred in processing any transfer in excess of 12 in a Policy year, except for transfers under the Automated Investment Strategies. We have adopted procedures to limit excessive transfer activity. In addition, each Fund may restrict or refuse certain transfers among, or purchases of shares in their Portfolios as a result of certain market timing activities. You should read each Portfolio's prospectus for more details. The minimum amount that you must transfer is currently $250, or, if less, the Policy’s Cash Value in a Division.
Tax Treatment
To qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code (the “Code”). Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so. The insurance proceeds payable upon death of the insured will never be less than the minimum amount required for a Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued.
Depending on the total amount of premiums an Owner pays, the Policy may be treated as a modified endowment contract (MEC) under Federal tax laws. If a Policy is treated as a MEC, then surrenders, partial withdrawals, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial withdrawals, and loans taken before you reach age 59 1⁄2.
Under current Federal income tax law, the taxable portion of distributions from variable life contracts is taxed at ordinary income tax rates and does not qualify for the reduced tax rate applicable to long-term capital gains and dividends.
You should consult a qualified tax adviser for assistance in all Policy-related tax matters.
Surrender and Partial Withdrawals (Short-Term Investment Risk)
We designed the Policy to meet long-term financial goals. To best realize the benefits available through the Policy, including the benefit of tax deferred build up of Cash Value, an Owner should purchase the Policy only if he or she has the financial ability to keep it in force for a substantial period of time. An Owner should not purchase the Policy if he or she intends to surrender all or part of the Policy Value in the near future. The Policy is not suitable as a short-term savings vehicle. A surrender, in whole or in part, may have tax consequences and may increase the risk that your Policy will lapse.
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We assess a partial withdrawal transaction charge equal to the lesser of $25 or 2% of the amount withdrawn. A partial withdrawal may reduce the Face Amount as well as the death benefit. In certain circumstances, the reduction of the death benefit resulting from a partial withdrawal also may affect the cost of insurance charge and the amount of insurance protection afforded under a Policy. Partial withdrawals may have tax consequences and may increase the risk that your Policy will lapse.
Loans
A Policy Loan, whether or not repaid, will affect Policy Value over time because we subtract the amount of the Policy Loan from the Divisions of the Separate Account and hold that amount in the Loan Account. This loan collateral does not participate in the investment performance of the Divisions of the Separate Account.
We reduce the amount we pay on the insured’s death, surrender, or the maturity of the Policy, by the amount of any Indebtedness. An Owner’s Policy may lapse (terminate without value) if the Indebtedness exceeds the Cash Value on any Monthly Anniversary.
A Policy Loan may have tax consequences. If an Owner surrenders the Policy or allows the Policy to lapse or if the Policy terminates while a Policy Loan is outstanding, the amount of the outstanding Indebtedness, to the extent it has not previously been taxed, will be added to any amount an Owner receives and taxed accordingly.
Pandemics and Other Public Health Issues
The pandemic spread of the novel coronavirus COVID-19 has caused and may continue to cause illnesses and deaths. This pandemic, other pandemics, and their related major public health issues, and governmental, business and consumer reactions to them, have affected and may continue to have a major impact on the global economy and financial markets. Governmental and non-governmental organizations may not effectively combat the spread and severity of such a pandemic, increasing uncertainty, and creating the potential for more rapid changes to which the Company may find it more difficult to adjust. For example, regulatory action in response to pandemics or other health issues may impose new requirements affecting the Company's obligations under your Policy, exposing the Company to risks and costs that the Company is unable to foresee or underwrite.
Cybersecurity
Our business is highly dependent upon the effective operation of our information systems, and those of our service providers, vendors, and other third parties. Cybersecurity breaches of such systems can be intentional or unintentional events, and can occur through unauthorized access to computer systems, networks or devices; infection from computer viruses or other malicious software code; or attacks that shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality and our disaster recovery systems may be insufficient to safeguard our ability to conduct business. Cybersecurity breaches can interfere with our processing of Policy transactions, including the processing of transfer orders from our website or with the Portfolios; impact our ability to calculate Accumulation Unit Values; cause the release and possible loss or destruction of confidential Policy Owner or business information; impede order processing or cause other operational issues; and result in regulatory enforcement actions or new laws or regulations which could increase our compliance costs. Although we continually make efforts to identify and reduce our exposure to cybersecurity risk, and we require our critical vendors to implement effective cybersecurity and data protection measures, there is no guarantee that we will be able to successfully manage this risk at all times.
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Insurance Company Risks
Policies are subject to the risks related to Metropolitan Life, including any obligations, guarantees, and benefits of the Policy, which are subject to the claims paying ability of Metropolitan Life. If Metropolitan Life experiences financial distress, it may not be able to meet its obligations to you. More information about Metropolitan Life, including its financial strength ratings, is available upon request by calling (800) 756-0124.
ISSUING THE POLICY
General Information
The Policies described in this Prospectus are designed for use in employer-sponsored insurance programs and are issued in the form of Certificates pursuant to Group Contracts entered into between the Company and Contractholders.
The Contractholder (employer) owns the Group Contract, but does not have any ownership interest in the Policies issued under the Group Contract. Rights and benefits under the Policies inure to the benefit of the Owners (generally, employees), Insureds and Beneficiaries as set forth herein.
Generally, a Policy is available for Insureds between Issue Ages 17-70 who supply satisfactory evidence of insurability. We may issue Policies to individuals falling outside that range of Issue Ages, or decline to issue Policies to individuals within that range of Issue Ages. The Insured under a Policy is usually an employee of the Contractholder or sponsoring employer.
Currently, the minimum initial Face Amount is generally $25,000. The maximum Face Amount is generally $500,000. We reserve the right to modify at any time our minimum Face Amount on new contracts. The Owner may change the Face Amount (subject to the minimum and maximum amounts applicable to his or her Policy) and the death benefit option, but in certain cases evidence of insurability may be required. (See “Policy Benefits — Standard Death Benefit.”)
On behalf of Owners, the Contractholder will make planned premium payments under the Group Contract equal to an amount authorized by Employees to be deducted from their wages. In addition, Owners may pay additional premiums.
Generally, if there is sufficient Cash Surrender Value, Individual Insurance under a Group Contract will continue should the Group Contract cease or the Employee’s employment end. (See “Eligibility Charge Conversion.”)
Procedural Information
We generally will issue a Group Contract to employers whose employees meet the eligibility requirements for Owners (and/or Insureds) under the Group Contract. The class(es) of employees covered by a particular Group Contract are set forth in that Group Contract’s specifications pages.
We will issue the Group Contract upon receipt and acceptance at our Administrative Office of an application for a group insurance signed by an appropriate officer of the employer. (See “General Provisions of the Group Contract — Issuance.”) Individuals (i.e., eligible employees) wishing to purchase a Policy under a Group Contract must complete the appropriate application for individual insurance and submit it to our authorized representative or us at our Administrative Office. We will issue to each Contractholder a Certificate to give to each Owner.
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We will amend a Certificate issued under a Group Contract automatically so that it will continue in force as an Individual Policy with the same rights, benefits, and guaranteed charges:
•	to persons who wish to continue coverage after a Group Contract has terminated;
•	to persons who wish to continue coverage after they no longer are employed by the Group Contractholder.
Acceptance of an application is always subject to our underwriting rules, and we reserve the right to reject an application for any reason permitted by law.
Employee Eligibility. To be eligible to purchase a Policy, an employee must be actively at work at the time he or she submits the application for Individual Insurance. In addition, the Contractholder may determine specific classes to which the employee must belong to be eligible to purchase a Policy. “Actively at work” means that the employee must work for the Contractholder or sponsoring employer at the employee’s usual place of work (or such other places as required by the Contractholder or sponsoring employer) for the full number of hours and the full rate of pay set by the employment practices of the employer. Ordinarily the time worked per week must be at least 30 hours. We reserve the right to waive or modify the “actively at work” requirement.
The Contractholder also may require that an individual be its employee as of a certain date or for a certain period of time. We will set forth this date or time period in the Group Contract specifications pages. Employees of any Associated Companies of the Contractholder will be considered employees of the Contractholder. We also may consider as an eligible employee an individual who is an independent contractor working primarily for the sponsoring employer. Applicable state law will determine whether an independent contractor receives an Individual Policy or a Certificate. If the employer is a partnership, a partner may be an eligible employee.
Guaranteed Issue. We generally will issue the Policy applied for by the employee pursuant to our guaranteed issue underwriting procedure. We offer the guaranteed issue procedure only when an employee is first given the opportunity to purchase a Policy. Under this procedure, the employee is only required to answer qualifying questions in the application for Individual Insurance; the employee is not required to submit to a medical or paramedical examination. The maximum Face Amount that an employee can generally apply for under the guaranteed issue procedure (“Guaranteed Issue Amount”) is three times the employee’s salary, up to a ceiling that is based on the number of eligible employees under a Group Contract or other employer-sponsored insurance program.
Simplified Underwriting. We will follow simplified underwriting procedures rather than guaranteed issue procedures if:
•	the Face Amount exceeds the Guaranteed Issue Amount described above;
•	the Policy has previously been offered to the employee;
•	the requirements for guaranteed issue set forth in the application for Individual Insurance are not met; or
•	the Policy is offered through programs for which guaranteed issue underwriting is not available.
Under simplified underwriting procedures, the employee must respond satisfactorily to certain health questions in the application. A blood test may be required. We will then determine whether a policy can be issued. (The underwriting method followed will affect cost of insurance rates. See “Charges and Deductions — Cost of Insurance Rates.”)
Issue Date. The Issue Date is used to determine Policy Anniversaries, Policy Years, and Policy Months. The effective date for all coverage provided in the original application for Individual Insurance will not take effect until:
•	the appropriate application for Individual Insurance is signed;
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•	the initial premium has been paid prior to the Insured’s death;
•	the Insured is eligible for the Policy; and
•	the information in the application is determined to be acceptable to the Company.
Right to Examine Policy (Free Look Right)
Initial Free Look Period. The free look period begins when an Owner receives his or her Policy. The free look period generally ends within 20 days (or such longer period as state law requires) of the Owner receiving the Policy and our receipt of the returned Policy at our Administrative Office. During the free look period, any premiums that we have received will be allocated to the Divisions of the Separate Account in accordance with the Owner’s instructions. An Owner may return the Policy during this period for a refund. We will refund an amount equal to all premiums paid under the Policy.
To cancel the Policy, the Owner should mail or deliver the Policy directly to us at our Administrative Office. A refund of premiums paid by check may be delayed until the check has cleared the Owner’s bank. (See “General Matters Relating to the Policy — Postponement of Payments.”)
Free Look for Increase in Face Amount. Similarly, an Owner may cancel an increase in Face Amount within the later of:
•	20 days from the date the Owner received the new Policy specifications pages for the increase; or
•	45 days after the Owner signed the application for the increase.
If an Owner cancels the Face Amount increase, he or she may request that we refund the amount of the additional charges deducted in connection with the increase. If no request is made, we will increase the Policy’s Cash Value by the amount of these additional charges. We will allocate this amount among the Divisions in the same manner as it was deducted.
Ownership Rights
The Policy belongs to the person named in the application, unless later changed. The Owner is the Insured unless the application specifies a different person as the Insured or the Owner is changed thereafter. If the Owner is not the Insured and dies before the Insured, the Owner’s interest will go to his or her estate unless otherwise provided. Before the Maturity Date, Owners may exercise their rights and privileges under the Policies, subject to the right of any assignee of record and any irrevocably designated Beneficiary. The principal rights of the Owner include selecting and changing the Beneficiary, changing the Owner, and assigning the Policy. Changing the Owner or assigning the Policy may have tax consequences. After the Maturity Date, the Owner cannot change the payee or the mode of payment of death benefit proceeds, unless otherwise provided in the Policy.
We reserve the right to limit or modify the manner in which an Owner may exercise the rights and privileges under the Policy. For example, we reserve the right to limit the number of Policy changes to one per Policy Year and to restrict such changes in the first Policy Year. Currently, no change may be made during the first Policy Year. For this purpose, changes include increases or decreases in Face Amount and changes in the death benefit option. No change will be permitted that would result in the death benefit under a Policy being included in gross income for failure to meet the requirements of Section 7702 of the Internal Revenue Code or any applicable successor provision.
We will send all reports and other notices described herein or in the Policy directly to the Owner.
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Modifying the Policy
Any modification or waiver of our rights or requirements under the Policy must be in writing and signed by our president or a vice president. No agent may bind us by making any promise not contained in the Policy.
Upon notice to you, we may modify the Policy:
•	to conform the Policy, our operations, or the Separate Account’s operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, or our Company, or the Separate Account is subject;
•	to assure continued qualification of the Policy as a life insurance contract under the Federal tax laws; or
•	to reflect a change in the Separate Account’s operation.
If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that governs the Policy, we reserve the right to amend the provision to conform to these laws.
PREMIUMS
Minimum Initial Premium
No insurance will take effect until the minimum initial premium is paid, and the health and other conditions including eligibility of the Insured described in application for individual insurance must not have changed. The Contractholder or employer will pay the initial premium on behalf of the Owner. The initial premium for a Policy must at least equal one-twelfth (1/12) of the planned annual premium for the Policy set forth in the specifications pages. The planned annual premium is an amount that you arrange to pay for the Policy that is based on the requested initial Face Amount, the Issue Age of the Insured and the charges under the Policy. (See “Premium Flexibility” below.) The Owner is not required to pay premiums equal to the planned annual premium.
We will apply premiums (other than the initial premium) paid by a Contractholder or designated payor to a Policy as of the Valuation Date we receive the premiums. We will apply the initial premium on the Investment Start Date (See “Allocation of Net Premiums and Cash Value.”) Premiums will be “received” on a Valuation Date when we receive at our Administrative Office the cash premium as well as the supporting documentation necessary for us to determine the amount of premium per Policy. If mandated by applicable law, the Company may be required to reject a premium payment until instructions are received from appropriate regulators. We also may be required to provide additional information about you and your account to government regulators.
Premium Flexibility
After the initial premium, and subject to the limitations described below, premiums may be paid in any amount and at any interval. Under Group Contracts the planned annual premium usually will be paid by the Contractholder on behalf of the Owner pursuant to a planned premium payment schedule. A planned premium payment schedule provides for premium payments in a level amount at fixed intervals (usually monthly) agreed to by the Contractholder and us. The Owner must authorize the amount of the premiums paid by the Contractholder. The Owner may skip planned premium payments. Making planned premium payments does not guarantee that the Policy will remain in force. The Policy will not necessarily lapse if you fail to make planned premium payments. Rather, this depends on the Policy’s cash surrender value. If the cash surrender value on any monthly anniversary is
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less than the monthly deduction you will need to make a premium payment within the grace period to cover the monthly deduction. (See “Policy Lapse and Reinstatement.”)
An Owner may make unscheduled premium payments at any time and in any amount, subject to the minimum and maximum premium limitations described below. Unscheduled premium payments should be sent to our Administrative Office. The payment of an unscheduled premium payment may have federal income tax consequences.
Continuance of Insurance
Failure of the Contractholder to pay the planned premium payments authorized by its employees may cause the Group Contract to terminate. Generally, if there is sufficient Cash Surrender Value to prevent the Policy from lapsing, the Individual Insurance provided will automatically continue even in the event of Group Contract termination (see “Eligibility Change Conversion”). Individual Insurance also will continue if the employee’s employment with the Contractholder terminates. In either circumstance, an Owner of a Certificate converted by amendment to an Individual Policy must establish a new schedule of planned premiums. Under the new schedule, the planned annual premium must remain the same, and the planned payment intervals may be no more frequent than quarterly. We will send you instructions on where to send your premium payments when we send you your amended Certificate.
Premium Limitations
Every premium payment paid must be at least $20. We do not accept payment of premiums in cash or by money order.
We have established procedures to monitor whether aggregate premiums paid under a Policy exceed the current maximum premium limitations that qualify the Policy as life insurance according to federal tax laws. We will not accept any premium payment that would cause an Owner’s total premiums to exceed those limits. If a premium payment would cause an Owner’s total premiums to exceed the maximum premium limitations, we will accept only that portion of the premium that would make total premiums equal the maximum amount that may be paid under the Policy. We will return any part of the premium in excess of the maximum premiums directly to the Owner upon discovery of the excess payment, but in no event later than 60 days after the end of the Policy Year in which payment is received.
Modified Endowment Contracts
Under federal tax laws, certain life insurance contracts are classified as Modified Endowment Contracts (“MECs”), which receive less favorable tax treatment than other life insurance contracts. If we receive a premium payment that, together with the remaining scheduled premium payments for the Policy year, would cause a Policy to become a MEC, we will accept only that portion of the premium below the MEC limits. We will return any excess amounts directly to the Owner. We will apply premium payments over the MEC limits only when an Owner instructs us to do so in a writing that acknowledges that application of such amounts will result in the Policy becoming a MEC. We will notify an Owner when we believe that a premium payment will cause a Policy to become a Modified Endowment Contract. An Owner may request that we refund any premium received that would cause the Policy to become a MEC.
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Allocation of Net Premiums and Cash Value
When an Owner applies for a Policy, he or she must instruct us in the application for Individual Insurance to allocate the net premium to one or more Divisions of the Separate Account. We will allocate an Owner’s net premium according to the following rules:
•	The minimum percentage, of any allocation to an investment option is 10 percent of the net premium.
•	Allocation percentages must be in whole numbers and the sum of the percentages must equal 100.
•	The initial net premium will be allocated on the Investment Start Date, which is the later of the Issue Date or the date we receive the initial premium at our Administrative Office.
•	We will allocate net premiums (after the initial net premium) as of the date we receive it at our Administrative Office according to an Owner’s current premium allocation instructions, unless otherwise specified.
•	An Owner may change the allocation instructions for additional net premiums without charge at any time by providing us with written notice. Any change in allocation will take effect at the end of the Valuation Period during which we receive the change.
Investment returns from amounts allocated to the Divisions of the Separate Account will vary with the investment performance of the Divisions and will be reduced by Policy charges. The Owner bears the entire investment risk for amounts he or she allocates to the Divisions. Investment performance will affect the Policy’s Cash Value, and may affect the death benefit as well. Owners should periodically review their allocations of premiums and values in light of market conditions and overall financial planning requirements.
If you send your premium payments or transaction requests to an address other than the one that we have designated for receipt of such premium payments or requests, we may return the premium payment to you, or there may be a delay in applying the premium payment or transaction to your Policy.
THE COMPANY
The Company
Metropolitan Life Insurance Company is a provider of insurance, annuities, employee benefits and asset management. We are also one of the largest institutional investors in the United States with a general account portfolio invested primarily in fixed income securities (corporate, structured products, municipals, and government and agency) and mortgage loans, as well as real estate, real estate joint ventures, other limited partnerships and equity securities. Metropolitan Life Insurance Company was incorporated under the laws of New York in 1868. The Company’s office is located at 200 Park Avenue, New York, New York 10166-0188. The Company is a wholly-owned subsidiary of MetLife, Inc. Obligations to Owners and Beneficiaries that arise under the Policy are obligations of MetLife.
Prior to May 1, 2006, the Policies were issued by Paragon Life Insurance Company. These Policies are now Policies of MetLife as a result of the merger between Paragon Life Insurance Company with MetLife as the surviving company. Additionally, as discussed below, insurance obligations under the Policies originally issued by Paragon Life Insurance Company prior to May 1, 2006 are now guaranteed by Metropolitan Tower Life Insurance Company (“Met Tower Life” or the “Guarantor”).
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Guarantee of Insurance Obligations
Policies issued before May 1, 2006 are subject to a guarantee. Under this guarantee Met Tower Life is responsible for ensuring that there will be sufficient funds to meet obligations under the Policies. Insurance obligations under the Policies include, without limitation, any death benefits payable under the Policies and withdrawals of Cash Value. The guarantee does not guarantee the amount of Cash Value or the investment performance of the Divisions available under the Policy. In the event an Owner of such a Policy presents a legitimate claim for payment, Met Tower Life will pay such claim directly to the Owner if MetLife is unable to make such payment. This guarantee is enforceable by such Owners against Met Tower Life directly without any requirement that Owners first file a claim against MetLife. The guarantee agreement is binding on Met Tower Life, its successors or assignees and Met Tower Life’s obligations under the guarantee agreement will terminate only if the guarantee is assigned to an organization having a financial rating from certain specified rating agencies equal to or better than Met Tower Life’s rating. With respect to the guarantee, Met Tower Life is relying on the exemption provided by Rule 12h-7 under the Securities Exchange Act of 1934.
Met Tower Life is a stock life insurance company originally incorporated under the laws of the State of Delaware in 1982 and currently subject to the laws of the state of Nebraska. Met Tower Life is licensed to issue business in fifty states and the District of Columbia. Met Tower Life is a direct wholly-owned subsidiary of MetLife, Inc. The principal executive offices of Met Tower Life are located at 200 Park Avenue, New York, NY 10166. Prior to April 30, 2018, the guarantee was issued by General American Life Insurance Company (“General American”). On April 27, 2018, following the close of business, General American merged into Met Tower Life and Met Tower Life replaced General American as the issuer of the guarantee.
THE SEPARATE ACCOUNT AND THE PORTFOLIOS
The Separate Account
The Separate Account was established as a separate investment account on January 4, 1993 and is subject to New York law. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”) and meets the definition of a “separate account” under federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account or the Company by the SEC. The Separate Account may be used to support other variable insurance policies we issue.
The investment adviser to certain of the Portfolios offered with the Group Contract or with other group contracts issued through the Separate Account may be regulated as a Commodity Pool Operator. While MetLife does not concede that the Separate Account is a commodity pool, MetLife has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodities Exchange Act (“CEA”), and is not subject to registration or regulation as a pool operator under the CEA
The Separate Account is divided into Divisions, each of which invests in shares of a Portfolio. Income and both realized and unrealized gains or losses from the assets of the Separate Account are credited to or charged against that Separate Account without regard to income, gains, or losses from any other business the Company may conduct.
We segregate the assets in the Separate Account from our general account assets. The assets in the Separate Account shall at least equal the Separate Account reserves and other liabilities under the Policies. Under applicable state insurance law, assets equal to the reserves and other liabilities under the Policies are not
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chargeable with liabilities arising out of any other business of MetLife. If the assets in the Separate Account exceed the reserves and other liabilities under the Policies, then we may, from time to time in the normal course of business, transfer the excess to our general account. Such excess amounts may include, without limitation, amounts representing fees and charges incurred, but not yet deducted from the Separate Account. Before making any such transfers, we will consider any possible adverse impact the transfer may have on the Separate Account.
We are obligated to pay all amounts promised to investors under the Policy. The assets of the Separate Account may not be used to pay any liabilities of MetLife other than those arising under the Policy or other products funded by the Separate Account. Any such amount that exceeds the Policy’s Cash Value in the Separate Account is paid from our general account. Death benefit amounts and any optional benefits paid from the general account are subject to the financial strength and claims paying ability of the Company and our long term ability to make such payments. We issue other life insurance policies and annuity contracts where we pay all money we owe under those policies and contracts from our general account. MetLife is regulated as an insurance company under state law, which includes, generally, limits on the amount and type of investments in its general account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product.
We do not guarantee any money you place in the Divisions of the Separate Account. The value of each Division of the Separate Account will increase or decrease, depending on the investment performance of the corresponding Portfolio. You could lose some or all of your money.
The Portfolios
The Portfolios available under the Policy including each Portfolio name, Portfolio type, adviser, sub-adviser, current expenses and average annual total returns of each Portfolio are set forth in Appendix A. Each Portfolio Prospectus and Statement of Additional Information contain information about each Portfolio and may be obtained by visiting dfinview.com/metlife/tahd/MET000231 or calling (800) 756-0124.
Each Division of the Separate Account invests solely in shares of a Portfolio. Each Portfolio is part of a mutual fund ("Fund") that is registered with the SEC as an open-end, management investment company. This registration does not involve supervision of the management or investment practices or policies of the Portfolios or the Funds by the SEC.
The assets of each Portfolio are held separate from the assets of the other Portfolios, and each Portfolio has investment objectives and policies that are generally different from those of the other Portfolios. The income or losses of one Portfolio generally have no effect on the investment performance of any other Portfolio.
In addition to the Separate Account, the Portfolios may sell shares to other separate accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans, or to certain pension and retirement plans qualifying under Section 401 of the Internal Revenue Code. It is possible that, in the future, material conflicts could arise as a result of such “mixed and shared” investing.
These Portfolios are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public. The investment objectives and policies of certain Portfolios are similar to the investment objectives and policies of other portfolios that may be managed by the same investment adviser or manager. The investment results of the Portfolios may differ from the results of these other portfolios. There can be no guarantee, and no representation is
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made, that the investment results of any of the Portfolios will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or manager.
There is no assurance that any of the Portfolios will achieve its stated objective. For example, an investment in the money market portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any governmental agency and, during periods of low interest rates, the yields of money market Divisions may become extremely low and possibly negative. More detailed information, including a description of risks and expenses, is in the prospectuses for the Portfolios.
Certain Payments We Receive with Regard to the Portfolios. An investment adviser or subadviser of a Portfolio, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing and support services with respect to the Policies and, in the Company’s role as an intermediary, with respect to the Portfolios. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. Owners, through their indirect investment in the Portfolios, bear the costs of these advisory fees. (See the Portfolios' prospectuses for more information.) The amount of the payments we receive is based on a percentage of assets of the Portfolios attributable to the Policies and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.
Additionally, an investment adviser or subadviser of a Portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the Policies and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliates) with increased access to persons involved in the distribution of the Policies.
As of December 31, 2021, approximately 87% of Portfolio assets held in Separate Accounts of Metropolitan Life Insurance Company and its affiliates were allocated to Portfolios in Brighthouse Funds Trust I and Brighthouse Funds Trust II. We and certain of our affiliated companies have entered into agreements with Brighthouse Investment Advisers, LLC, Brighthouse Funds Trust I and Brighthouse Funds Trust II whereby we receive payments for certain administrative, marketing and support services described in the previous paragraphs. Currently, the Portfolios in Brighthouse Funds Trust I and Brighthouse Funds Trust II are only available in variable annuity contracts and variable life insurance policies issued by Metropolitan Life Insurance Company and its affiliates, as well as Brighthouse Life Insurance Company and its affiliates. Should we or Brighthouse Investment Advisers, LLC decide to terminate the agreements, we would be required to find alternative Portfolios which could have higher or lower costs to the Owner. In addition, the amount of payments we receive could cease or be substantially reduced which would have a material impact on our financial statements.
Selection of Portfolios. We select the Portfolios offered through the Policy based on a number of criteria, including asset class coverage, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolio’s adviser or sub-adviser is one of our affiliates or whether the Portfolio, its adviser, its sub-adviser(s), or an affiliate will make payments to us or our affiliates. For additional information on these arrangements, see “Certain Payments We Receive with Regard to the Portfolios” above. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new premium payments and/or transfers of Cash
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Value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from Owners. In some cases, we have included Portfolios based on recommendations made by selling firms. These broker-dealer firms may receive payments from the Portfolios they recommend and may benefit accordingly from the allocation of Cash Value to such Portfolios. We do not provide investment advice and do not recommend or endorse any particular Portfolio. You bear the risk of any decline in the Cash Value of your Policy resulting from the performance of the Portfolios you have chosen.
Addition, Deletion, or Substitution of Portfolios. We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares of the Portfolios that are held by the Separate Account or that the Separate Account may purchase. We reserve the right to (i) eliminate the shares of any of the Portfolios and (ii) substitute shares of another Portfolio if the shares of a Portfolio are no longer available for investment, or further investment in any Portfolio becomes inappropriate in view of the purposes of the Separate Account. New or substitute Portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not substitute any shares without notice to the Owner and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law.
We also reserve the right to establish additional Divisions of the Separate Account. We will establish new Divisions when marketing needs or investment conditions warrant. Any new Division will be made available to existing Owners on a basis to be determined by the Company. If approved by the SEC, to the extent required by the 1940 Act or other applicable law, we may also:
•	eliminate or combine one or more Divisions;
•	substitute one Division for another Division; or
•	transfer assets between Divisions if marketing, tax, or investment conditions warrant.
We will notify all Owners of any such changes.
If we deem it to be in the best interests of persons having voting rights under the Policy, and to the extent any necessary SEC approvals or Owner votes are obtained, the Separate Account may be:
•	operated as a management company under the 1940 Act;
•	deregistered under that Act in the event such registration is no longer required; or
•	combined with other separate accounts of the Company.
To the extent permitted by applicable law, we may transfer the assets of the Separate Account associated with the Policy to another separate account.
We cannot guarantee that the shares of the Portfolios will always be available. The Portfolios each sell shares to the Separate Account in accordance with the terms of a participation agreement between the Portfolio distributors and us. Should this agreement terminate or should shares become unavailable for any other reason, the Separate Account will not be able to purchase the existing Portfolio shares. Should this occur, we will be unable to honor Owner requests to allocate Cash Values or premium payments to the Divisions of the Separate Account investing in such shares. In the event that a Portfolio is no longer available, we will take reasonable steps to obtain alternative investment options.
Voting Portfolio Shares. Although we are the legal owner of the Portfolio shares held in the Separate Account Divisions, and have the right to vote on all matters submitted to shareholders of the Portfolios, we will vote our shares only as Owners instruct, so long as such action is required by law.
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Before a vote of a Portfolio’s shareholders occurs, Owners will receive voting materials. We will ask each Owner to instruct us on how to vote and to return his or her proxy to us in a timely manner. Each Owner will have the right to instruct us on the number of Portfolio shares that corresponds to the amount of Cash Value he or she has in that Portfolio (as of a date set by the Portfolio).
If we do not receive voting instructions on time from some Owners, we will vote those shares in the same proportion as the timely voting instructions we receive and, therefore, the outcome of the vote could be decided by a few Owners who provide timely voting instructions. Should federal securities laws, regulations, or interpretations change, we may elect to vote Portfolio shares in our own right. If required by state insurance officials, or if permitted under federal regulation, under certain circumstances we may disregard certain Owner voting instructions.
POLICY VALUES
Cash Value
The Cash Value of the Policy equals the sum of all values in the Loan Account and each Division of the Separate Account. The Cash Value is determined first on the Investment Start Date, and then on each Valuation Date. The Cash Value has no guaranteed minimum amount, and may be more or less than premiums paid.
The Policy’s Cash Value varies from day to day, depending on the investment performance of the chosen Divisions, charges we deduct, and any other transactions (e.g., transfers, partial withdrawals, and loans). We do not guarantee a minimum Policy Cash Value.
Cash Surrender Value
The Cash Surrender Value is the amount we pay to an Owner upon surrender of a Policy. We determine the Cash Surrender Value at the end of the Valuation Period when we receive the Owner’s written surrender request. Cash Surrender Value at the end of any Valuation Day equals Cash Value as of such date, minus any outstanding Indebtedness.
Cash Value in Each Separate Account Division
The Policy’s Cash Value in the Separate Account equals the sum of the Policy’s Cash Values in each Division of the Separate Account. We compute the Cash Value in a Division at the end of each Valuation Date by multiplying the number of accumulation units of Cash Value in each Division by the accumulation unit value for that Division. More detailed information concerning these computation methods is available from our Administrative Office.
Net Investment Factor. The Net Investment Factor measures the investment performance of a Division during a Valuation Period. The Net Investment Factor increases to reflect investment income and capital gains (realized and unrealized) for the shares of the Portfolios and decreases to reflect any capital losses (realized or unrealized) for the shares of the underlying portfolio.
Number of Accumulation Units. The number of units in any Division of the Separate Account at the end of any valuation day equals:
•	the initial accumulation units purchased at the unit value on the Issue Date; plus
•	accumulation units purchased with additional net premiums; plus
•	accumulation units purchased via transfers from another Division or the Loan Account; minus
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•	accumulation units redeemed to pay for monthly deductions; minus
•	accumulation units redeemed to pay for partial withdrawals; minus
•	accumulation units redeemed as part of a transfer to another Division or the Loan Account.
Every time you allocate or transfer money to or from a Separate Account Division, we convert that dollar amount into accumulation units. We determine the number of accumulation units we credit to or subtract from a Policy by dividing the dollar amount of the transaction by the accumulation unit value for that Division at the end of the Valuation Period.
Accumulation Unit Value. We determine an accumulation unit value, based upon the Net Investment Factor method, for each Division of the Separate Account to reflect how investment performance affects the Cash Value. Accumulation unit values will vary among Divisions, and may increase or decrease from one Valuation Period to the next. The accumulation unit value of any Division at the end of any Valuation Period equals:
•	the value of the net assets of the Division at the end of the preceding Valuation Period; plus
•	the investment income and capital gains, realized or unrealized, credited to the net assets of that Division during the Valuation Period for which the accumulation unit value is being determined; minus
•	the capital losses, realized or unrealized, charged against those net assets during the Valuation Period; minus
•	any amount charged against the Division for taxes, or any amount set aside during the Valuation Period by the Company as a provision for taxes attributable to the operation or maintenance of the Division; minus
•	the daily mortality and expense risk charge (a charge not to exceed 0.90% annually); divided by
•	aggregate accumulation units outstanding in the Division at the end of the preceding Valuation Period.
POLICY BENEFITS
Standard Death Benefit
As long as the Policy remains in force, we will pay the death benefit proceeds to the Beneficiary once we receive at our Administrative Office (i) satisfactory proof of the Insured’s death, (ii) instructions on how to pay the proceeds, and (iii) any other documents, forms and information we need. We may require the Owner to return the Policy. (If the Beneficiary dies before the Insured, we will pay the insurance proceeds in a lump sum to the Insured’s estate.) We will pay the proceeds in a single sum or under one or more of the settlement options set forth in the Policy. Payment of death benefit proceeds will not be affected by termination of the Group Contract, the employer- sponsored insurance program, or an employee’s employment.
Death benefit proceeds equal:
•	the death benefit (described below); plus
•	any additional insurance provided by rider; minus
•	any unpaid monthly deductions; minus
•	any outstanding Indebtedness.
An increase in Face Amount will increase the death benefit, and a decrease in Face Amount will decrease the death benefit. We may further adjust the amount of the death proceeds under certain circumstances.
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If an Owner has a rider permitting the accelerated payment of death benefit proceeds, the death benefit may be paid in a single sum before the death of the Insured, and would be less than otherwise would be paid upon the death of the Insured.
Payment of the Death Benefit
Death benefit proceeds under the Policy ordinarily will be paid within 7 days after we receive proof of the Insured’s death and all other documentation required at our Administrative Office. Payment may, however, be postponed in certain circumstances. See “General Matters Relating to the Policy — Postponement of Payments.” The death benefit will be reduced by any outstanding Indebtedness and any due and unpaid Monthly Deduction accruing during a grace period.
We will pay the proceeds in one sum, including either by check, by placing the amount in an account that earns interest, or by any other method of payment that provides the Beneficiary with immediate and full access to the proceeds. We will pay interest on the proceeds as required by the applicable state law.
Unless otherwise requested and subject to state law, the Policy’s death proceeds will generally be paid to the Beneficiary through a settlement option called the Total Control Account. The Total Control Account is an interest-bearing account through which the Beneficiary has immediate and full access to the proceeds, with unlimited draft writing privileges. We credit interest to the account at a rate that will not be less than a guaranteed minimum annual effective rate. You may also elect to have any Policy surrender proceeds paid into a Total Control Account established for you.
Assets backing the Total Control Account are maintained in our general account and are subject to the claims of our creditors. We will bear the investment experience of such assets; however, regardless of the investment experience of such assets, the interest credited to the Total Control Account will never fall below the applicable guaranteed minimum annual effective rate. Because we bear the investment experience of the assets backing the Total Control Account, we may receive a profit from these assets. The Total Control Account is not insured by the FDIC or any other governmental agency.
Every state has unclaimed property laws which generally declare life insurance policies to be abandoned after a period of inactivity of three to five years from the date any death benefit is due and payable. For example, if the payment of a death benefit has been triggered, and after a thorough search, we are still unable to locate the Beneficiary of the death benefit, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Policy Owner last resided, as shown on our books and records. (“Escheatment” is the formal, legal name for this process.) However, the state is obligated to pay the death benefit (without interest) if your beneficiary steps forward to claim it with the proper documentation and within certain mandated time periods. To prevent your Policy’s death benefit from being paid to the state’s abandoned or unclaimed property office, it is important that you update your Beneficiary designation, including complete names and complete address, if and as they change. You should contact our Administrative Office in order to make a change to your Beneficiary designation.
Standard Death Benefit Options
The Policy provides two death benefit options: a “Level Type” death benefit (“Option A”) and an “Increasing Type” death benefit (“Option B”). Under certain Group Contracts and employer-sponsored programs, however, Option B may be the only death benefit option presented. We calculate the amount available under each death benefit option as of the date of the Insured’s death. Under either option, the length of the death benefit coverage depends upon the Policy’s Cash Surrender Value.
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Under Option A, the death benefit is:
•	the current Face Amount of the Policy or, if greater,
•	the applicable percentage of Cash Value on the date of death.
The applicable percentage is 250% for an Insured Attained Age 40 or below on the Policy Anniversary before the date of the Insured’s death. For Insureds with an Attained Age over 40 on that Policy Anniversary, the percentage is lower and gradually declines with age until it reaches 100% at age 95.
Under Option B, the death benefit is:
•	the current Face Amount plus the Cash Value of the Policy or, if greater,
•	the applicable percentage of the Cash Value on the date of death. The applicable percentage is the same as under Option A.
Which Death Benefit Option to Choose. Owners who prefer to have favorable investment performance reflected in higher death benefits for the same Face Amount generally should select Option B. Owners who prefer to have favorable investment performance reflected in lower cost of insurance charges for the same Face Amount generally should select Option A.
The amount of the death benefit may vary with the amount of the Cash Value. Under Option A, the death benefit will vary as the Cash Value varies whenever the Cash Value multiplied by the applicable percentage exceeds the Face Amount. Under Option B, the amount of the death benefit will always vary as the Cash Value varies (but will never be less than the Face Amount).
Changing Death Benefit Options
After the first Policy Anniversary, the Owner may change the death benefit option. We reserve the right to limit the number of changes in death benefit options to one each Policy Year. A request for a change must be made directly to us in writing. The effective date of such a change will be the Monthly Anniversary on or following the date we receive the change request. If an increase in Face Amount precedes or occurs concurrently with a change in death benefit option, the cost of insurance charge may be different for the amount of the increase.
Changing the death benefit option may result in a change in Face Amount. If an Owner changes from Option A to Option B, the Face Amount after the change will equal the Face Amount before the change LESS the Cash Value on the effective date of the change. Any written request to change from Option A to Option B must be accompanied by satisfactory evidence of insurability. We will not accept a change from Option A to Option B if doing so would reduce the Face Amount to less than $25,000.
If an Owner changes from Option B to Option A, the Face Amount after the change will equal the Face Amount before the change PLUS the Cash Value on the effective date of change. We will not impose any charges in connection with a change in death benefit option. Changing the death benefit option also may have tax consequences and may affect the net amount at risk over time (which would affect the monthly cost of insurance charge). However, we will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Internal Revenue Code. You should consult a tax adviser before changing death benefit options.
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Changing Face Amount
An Owner selects the Face Amount when applying for the Policy. Subject to certain limitations set forth below, an Owner may increase or decrease the Face Amount of a Policy (without changing the death benefit option) after the first Policy Anniversary. We reserve the right to restrict changes in the Face Amount to one per Policy Year. A change in Face Amount may affect the cost of insurance rate and the net amount at risk, both of which affect an Owner’s cost of insurance charge. Changing the Face Amount also may have federal income tax consequences and you should consult a tax adviser before doing so.
Face Amount Increases. An Owner may increase Face Amount by submitting a written request and providing satisfactory evidence of insurability. If approved, the increase will become effective on the Monthly Anniversary on or following receipt at our Administrative Office of the satisfactory evidence of insurability. The Insured must have an Attained Age of 80 or less on the effective date of the increase. The amount of the increase may not be less than $5,000, and the Face Amount may not be increased more than the maximum Face Amount for that Policy, generally $500,000. However, in connection with a particular Group Contract we may establish a substantially higher Face Amount for Policies issued under that Contract. Although an increase need not necessarily be accompanied by additional premium, the Cash Surrender Value in effect immediately after the increase must be sufficient to cover the next monthly deduction. An increase in the Face Amount may result in certain additional charges. For example, we determine the cost of insurance separately for the initial Face Amount and for any increases in Face Amount.
Face Amount Decreases. An Owner may decrease the Face Amount by written request to us. Any decrease in the Face Amount will become effective on the Monthly Anniversary on or following our receipt of the written request. The amount of the requested decrease must be at least $5,000 and the Face Amount remaining in force after any requested decrease may not be less than the minimum amount Face Amount, generally $25,000. If, following a decrease in Face Amount, the Policy would not comply with the maximum premium limitations required by federal tax law, we will (at the Owner’s election) either limit the decrease or return Cash Value to the Owner to the extent necessary to meet those requirements. A decrease in the Face Amount generally will reduce the net amount at risk, which will reduce the cost of insurance charges. (See “Charges and Deductions — Cost of Insurance Charge.”)
Changing Owner or Beneficiary
The Owner may change the ownership and/or Beneficiary designation by written request in a form acceptable to us at any time during the Insured’s lifetime. We may require that the Policy be returned for endorsement of any change. The change will take effect as of the date the Owner signs the written request, whether or not the Insured is living when the request is received by us. We are not liable for any payment we make or any action we take before we receive the Owner’s written request. If the Owner is also a Beneficiary of the Policy at the time of the Insured’s death, the Owner may, within 60 days of the Insured’s death, designate another person to receive the Policy proceeds. Changing the owner may have adverse tax consequences. The owner should consult a tax adviser before doing so.
Surrender and Partial Withdrawals
During the lifetime of the Insured and while a Policy is in force, the Owner may surrender the Policy, or make a partial withdrawal of the Cash Value. We generally will forward amounts payable upon surrender or a partial withdrawal within seven days of receipt of the Owner’s request. We may postpone payment of surrenders and partial withdrawals under certain conditions. Surrenders and partial withdrawals may have federal income tax consequences.
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Surrender. The Owner may surrender the Policy by sending a written request, on a form provided by us, by mail or facsimile to our Administrative Office. We determine the Cash Surrender Value as of the end of the Valuation Period during which we receive the surrender request. To effect a surrender, we may require that an Owner return the Policy to our Administrative Office along with the request to surrender the Policy. Alternatively, we may require that the request be accompanied by a completed affidavit of lost Policy. We can provide a lost Policy Certificate upon request.
Upon surrender, we will pay to the Owner the Cash Surrender Value equal to the Cash Value on the date of surrender, less any Indebtedness. If we receive the request to surrender the Policy on a Monthly Anniversary, the monthly deduction otherwise deductible will be included in the amount paid. Coverage and other benefits under a Policy will terminate as of the date of surrender and cannot be reinstated.
Partial Withdrawals. After the first Policy Year, an Owner may make up to one partial withdrawal each Policy Month. An Owner may request a partial withdrawal in writing (by mail or facsimile) to our Administrative Office or via the Internet. We will process each partial withdrawal at the unit values determined at the end of the Valuation Period during which we receive an Owner’s request.
The minimum amount of a partial withdrawal, net of any transaction charges, is currently $200. We reserve the right to increase this minimum amount to $500. The minimum amount that can be withdrawn from any one Division is the lesser of $50 or the Policy’s Cash Value in that Division. The maximum amount that can be withdrawn, including the partial withdrawal transaction charge, is the Loan Value. The partial withdrawal transaction charge equals the lesser of $25 or 2% of the amount withdrawn. Subject to the above conditions, the Owner may allocate the amount withdrawn among the Divisions. If no allocation is specified, we will deduct the amount of the partial withdrawal (including any partial withdrawal transaction charge) from the Divisions on a pro-rata basis (that is, based on the proportion that the Policy’s Cash Value in each Division bears to the unloaned Cash Value of the Policy). If, following a partial withdrawal, insufficient funds remain in a Division to pay the partial withdrawal transaction charge as allocated, the unpaid charges will be allocated equally among the remaining Divisions. An Owner may request that the partial withdrawal transaction charge be paid from the Owner’s Cash Value in particular Division. An Owner may not make a partial withdrawal if, or to the extent that, the partial withdrawal would reduce the face amount below $25,000.
A partial withdrawal can affect the Face Amount, the death benefit and the net amount at risk (which is used to calculate the cost of insurance charge). If death benefit Option A is in effect and the death benefit equals the Face Amount, we will reduce the Face Amount, and thus the death benefit, by the amount of the partial withdrawal (plus the partial withdrawal transaction charge). If Option B is in effect and the death benefit equals the Face Amount plus the Cash Value, we will not reduce the Face Amount, but will reduce the Cash Value and, thus, the death benefit by the amount of the partial withdrawal (plus the partial withdrawal transaction charge). If however, the death benefit is in a “tax corridor” under either Option A or Option B — that is, if the death benefit equals the Cash Value multiplied by a percentage based on Federal tax law requirements described in Section 7702(d) of the Internal Revenue Code, then we will reduce the Face Amount to the extent that the amount of the partial withdrawal (plus the partial withdrawal transaction charge) exceeds the amount equal to the difference between the death benefit and the Face Amount. We will reduce the death benefit correspondingly. (See “Policy Benefits — Death Benefit Options.”) Face Amount decreases resulting from partial withdrawals will first reduce the most recent Face Amount increase, then the most recent increases in succession, and lastly the initial Face Amount.
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Transfers
An Owner may transfer Cash Value, not including amounts credited to the Loan Account, among the Divisions available with the Policy. An Owner may request a transfer in writing (by mail or facsimile) to our Administrative Office or via the Internet. The following terms apply to transfers under a Policy:
•	We will make transfers and determine all values in connection with transfers as of the end of the Valuation Period during which the transfer request is received at our Administrative Office. Transfer requests received before the New York Stock Exchange closes for regular trading receive same-day pricing. If we receive a transfer request after the New York Stock Exchange closes (usually 4:00 p.m. Eastern time) for regular trading, we will process the order using the accumulation unit value for the Division determined at the close of the next regular trading session of the New York Stock Exchange.
•	We will consider all transfer requests received on the same Valuation Day a single transfer request.
•	The minimum amount that you must transfer is currently $250 or, if less, the Policy’s Cash Value in a Division. Where a single transfer request calls for more than one transfer, and not all of the transfers would meet the minimum requirements, we will make those transfers that do meet the requirements. Transfers resulting from Policy Loans will not be counted for purposes of the limitations on the amount or frequency of transfers allowed in each month or year.
•	We may impose a charge of $25 for each transfer in excess of twelve in a Policy Year.
Restrictions on Frequent Transfers
Frequent requests from Owners to transfer Cash Value may dilute the value of a Portfolio’s shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio’s share price (“arbitrage trading”). Frequent transfers involving arbitrage trading may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect Owners and other persons who may have an interest in the Policies (e.g., Beneficiaries).
We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield portfolios (these Portfolios, referred to as the “Monitored Funds,” are identified in the list below) and we monitor transfer activity in those Monitored Funds.
•	Invesco V.I. Global Core Equity Fund
•	Global Infrastructure Portfolio
•	Global Strategist Portfolio
•	Invesco V.I. High Yield Fund
We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Funds within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high yield portfolios, in a 12-month period there were: (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current Cash Value; and (3) two or more “round trips” involving any Portfolio in the given category. A round trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria. We do not believe that other Portfolios present a significant opportunity to engage in arbitrage
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trading and therefore do not monitor transfer activity in those Portfolios. We may change the Monitored Funds at any time without notice in our sole discretion.
Our policies and procedures may result in transfer restrictions being applied to deter frequent transfers. Currently, when we detect transfer activity in the Monitored Funds that exceeds our current transfer limits, we require future transfer requests to or from any Monitored Funds under that Policy to be submitted with an original signature. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of the restriction for a six-month period; a third occurrence will result in the permanent imposition of the restriction.
Transfers made under a Dollar Cost Averaging Program, a rebalancing program or, if applicable, any asset allocation program described in this prospectus are not treated as transfers when we monitor the frequency of transfers.
The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the Policy. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests in the Policies. We do not accommodate frequent transfers in any Portfolios and there are no arrangements in place to permit any Owner to engage in frequent transfers; we apply our policies and procedures without exception, waiver, or special arrangement.
The Funds may have adopted their own policies and procedures with respect to frequent transfers in their respective shares, and we reserve the right to enforce these policies and procedures. For example, Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent transfer policies and procedures of the Funds, we have entered into a written agreement, as required by SEC regulation, with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Owners, and to execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the frequent transfer policies established by the Fund.
In addition, Owners and other persons with interests in the Policies should be aware that the purchase and redemption orders received by the Portfolios generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Funds in their ability to apply their frequent transfer policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Portfolios. If a Fund believes that an omnibus order reflects one or more transfer requests from Owners engaged in frequent trading, the Fund may reject the entire omnibus order.
In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their
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shares as a result of their own policies and procedures on frequent transfers (even if an entire omnibus order is rejected due to the frequent transfers of a single Owner). You should read the Portfolio prospectuses for more details.
Restrictions on Large Transfers
Large transfers may increase brokerage and administrative costs of the underlying Portolios and may disrupt fund management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations. We do not monitor for large transfers to or from Portfolios except where the manager of a particular underlying Portfolio has brought large transfer activity to our attention for investigation on a case-by-case basis. For example, some fund managers have asked us to monitor for “block transfers” where transfer requests have been submitted on behalf of multiple Owners by a third party such as an investment adviser. When we detect such large trades, we may impose restrictions similar to those described above where future transfer requests from that third party must be submitted in writing with an original signature. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of the restriction for a six-month period; a third occurrence will result in the permanent imposition of the restriction.
Loans
Loan Privileges. After the first Policy Anniversary, the Owner may, by request in writing (by mail or facsimile) to our Administrative Office or via the Internet, borrow an amount up to the Loan Value of the Policy, with the Policy serving as sole security for such loan. The Loan Value is equal to (a) minus (b), where:
(a)	is 85% of the Cash Value of the Policy on the date the Policy Loan is requested; and
(b)	is the amount of any outstanding Indebtedness.
The minimum amount that may be borrowed is $200. Any amount due to an Owner under a Policy Loan ordinarily will be paid within seven days after we receive the loan request at our Administrative Office, although payments may be postponed under certain circumstances.
We will process each loan request at the accumulation unit values determined at the end of the Valuation Period during which we receive an Owner’s request.
When a Policy Loan is made, we will transfer Cash Value equal to the amount of the loan and loan interest due to the Loan Account as collateral for the loan. Unless the Owner requests a different allocation, we will transfer amounts from the Divisions of the Separate Account on a pro-rata basis in the proportion that the Policy’s Cash Value in each Division bears to the unloaned Cash Value. This will reduce the Policy’s Cash Value in the Separate Account. These transactions will not be considered transfers for purposes of the limitations on transfers.
Interest Rate Charged for Policy Loans. We charge an Owner 8% interest per year on a loan. Loan interest is due and payable in arrears on each Policy Anniversary or for the duration of the Policy Loan, if shorter. If the Owner does not pay the interest charged when it is due, we will transfer to the Loan Account an amount of Cash Value equal to the interest due. We will deduct the amount transferred from the Divisions on a pro-rata basis in the proportion that the Cash Value in each Division bears to the unloaned Cash Value.
Loan Account Interest Rate Credited. Amounts in the Loan Account will earn interest daily at an annual rate of at least 5%. The Loan Account interest credited will be transferred to the Divisions: (i) each Policy Anniversary; (ii) when a new loan is made; (iii) when a loan is partially or fully repaid; and (iv) when an amount is needed to meet a monthly deduction.
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Repayment of Indebtedness. An Owner may repay all or part of his or her Indebtedness at any time while the Insured is living and the Policy is in effect. All repayments should be made directly to us at our Administrative Office. Upon repayment, we will allocate an amount equal to the loan repayment (but not more than the amount of the outstanding Indebtedness) from the Loan Account back to the Separate Account Divisions according to the pro rata basis upon which we originally transferred the loan collateral from the Divisions (described above).
We will treat amounts paid while a Policy Loan is outstanding as premiums unless the Owner requests in writing that the payments be treated as repayment of Indebtedness.
Effect of Policy Loans. Whether or not repaid, a Policy Loan will permanently affect the Cash Value and Cash Surrender Value of a Policy, and may permanently affect the amount of the death benefit. This is because the collateral for the Policy Loan (the amount held in the Loan Account) does not participate in the performance of the Separate Account while the loan is outstanding. If the Loan Account interest credited is less than the investment performance of the selected Division, the Policy values will be lower as a result of the loan. Conversely, if the Loan Account interest credited is higher than the investment performance of the Division, the Policy values may be higher. We will deduct any outstanding Indebtedness from the proceeds payable upon the death of the Insured, surrender, or the maturity of the Policy.
There are risks associated with taking a Policy Loan, including the potential for a Policy to lapse if the Indebtedness exceeds the Cash Value on any Monthly Anniversary. In addition, if the Policy is a MEC, then a Policy Loan will be treated as a partial withdrawal for Federal income tax purposes. A loan also may have possible adverse tax consequences that could occur if a Policy is exchanged, canceled or lapses with loans outstanding. A loan from or secured by a Policy that is not classified as a MEC should generally not be treated as a taxable distribution so long as the Policy stays in force. The Owner of a Policy should seek competent advice before requesting a Policy loan.
Eligibility Change Conversion
As the Policy is in force, an Insured’s coverage will continue even if an Insured’s eligibility under the Group Contract ends because the Group Contract terminates or the employee’s employment ends. Even if the Policy has lapsed and is not in force, the right to reinstate and to convert a lapsed Policy remains despite the change in the employee’s eligibility during the reinstatement period.
We will amend a Certificate issued under the Group Contract automatically so that it will continue in force as an Individual Policy with the same rights, benefits, and guaranteed charges. The amendment will be mailed to the Owner within 31 days (a) after we receive written notice that the employee’s employment ended or (b) after the termination of the Group Contract. If the Policy is in a grace period at the time the conversion occurs, any premium necessary to prevent the Policy from lapsing must be paid to us before the amended Certificate will be mailed. A new planned premium schedule will be established which will have the same planned annual premium utilized under the Group Contract. The new planned payment intervals will be no more frequent than quarterly. The Company may allow payment of planned premium through periodic (usually monthly) authorized electronic funds transfer. Of course, unscheduled premium payments can be made at any time. (See “Premiums.”)
If an Associated Company ceases be to under common control with the Contractholder, the Insureds of the Associated Company (i.e., employees of the Associated Company) may continue their insurance in the manner described above.
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Payment of Benefits at Maturity
If the Insured is living and the Policy is in force, we will pay the Cash Surrender Value to the Owner on the Maturity Date. Amounts payable on the Maturity Date ordinarily will be paid within seven days of that date, although payment may be postponed under certain circumstances. A Policy will mature if and when the Insured reaches Attained Age 95.
Facsimile and Internet Requests
Telephone, Facsimile and Internet Requests
In addition to written requests, we may accept instructions by telephone, facsimile, and via the Internet from you or an authorized third party regarding transfers, loans, partial withdrawals and certain Policy changes, subject to the following conditions.
•	We will employ reasonable procedures to confirm that instructions are genuine.
•	If we follow these procedures, we are not liable for any loss, damage, cost, or expense from complying with instructions we reasonably believe to be authentic. You bear the risk of any such loss.
•	These procedures may include requiring forms of personal identification before acting upon instructions and/or providing written confirmation of transactions to you.
•	We reserve the right to suspend telephone, facsimile and/or Internet instructions at any time for any class of Policies for any reason.
You should protect your personal identification number (“PIN”) because self-service options will be available to your agent of record and to anyone who provides your PIN when using Internet systems. We are not able to verify that the person providing the PIN and giving us instructions via the Internet is you or is authorized to act on your behalf.
Facsimile or Internet transactions may not always be possible. Any facsimile or computer system, whether it is ours, yours, or that of your service provider or agent, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our processing of your request. Although we have taken precautions to equip our systems to handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you should make the request by writing to our Administrative Office.
Our variable life insurance business is largely conducted through digital communications and data storage networks and systems operated by us and our service providers or other business partners (e.g., the Portfolios and the firms involved in the distribution and sale of our variable life insurance policies). For example, many routine operations, such as processing Owners’ requests and elections and day-to-day record keeping, are all executed through computer networks and systems.
POLICY LAPSE AND REINSTATEMENT
Lapse
A Policy may enter a 62-day grace period and possibly lapse (terminate without value or death benefit) if the Cash Surrender Value is not enough to cover the next monthly deduction. If an Owner has taken out a loan, then his or her Policy also will enter a grace period and possibly lapse whenever the Indebtedness exceeds the Cash Value on
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the Monthly Anniversary. Thus, the payment of premiums in any amount does not guarantee that the Policy will remain in force until the Maturity Date.
We will notify the Owner at the beginning of the grace period by mail. The notice will specify the amount of premium required to keep the Policy in force, and the date the payment is due. Subject to minimum premium requirements, the amount of the premium required to keep the Policy in force will be the amount of the current monthly deduction. If we do not receive the specified minimum payment within the grace period, the Policy will lapse and terminate without Cash Value. Upon lapse, any Indebtedness is extinguished and any collateral in the Loan Account is returned to the Company. If the Insured dies during the grace period, any overdue monthly deductions and Indebtedness will be deducted from the death benefit payable.
Reinstatement
Unless an Owner has surrendered the Policy, the Owner may reinstate a lapsed Policy by written application at any time while the Insured is alive and within five years after the date of lapse and before the Maturity Date. The right to reinstate a lapsed Policy will not be affected by the termination of a Group Contract or the termination of an employee’s employment during the reinstatement period.
Reinstatement is subject to the following conditions:
•	Evidence of the insurability of the Insured satisfactory to us (including evidence of insurability of any person covered by a rider to reinstate the rider).
•	Payment of a premium that, after the deduction of any premium expense charge and any premium tax charge, is large enough to cover: (a) the monthly deductions due at the time of lapse, and (b) two times the monthly deduction due at the time of reinstatement.
•	Payment or reinstatement of any Indebtedness. Any Indebtedness reinstated will cause a Cash Value of an equal amount also to be reinstated.
If you meet the requirements to reinstate a lapsed Policy your face amount will be reinstated to the amount in effect immediately prior to the lapse. If an Owner reinstates a lapsed Policy and elects to reinstate any Indebtedness existing immediately before the Policy lapsed, the corresponding collateral for the Indebtedness would also be reinstated as part of the Cash Value of the reinstated Policy. The amount of Cash Value on the date of reinstatement will be equal to the amount of any Indebtedness reinstated, increased by the net premiums paid at reinstatement and any loans paid at the time of reinstatement.
If a Policy is reinstated after 90 days of lapse, a new Policy will be issued to the Owner. The effective date of the new Policy will be the date of our approval of the application for reinstatement. There will be a full monthly deduction for the Policy Month that includes that date.
CHARGES AND DEDUCTIONS
We will deduct certain charges under the Policy in consideration for: (i) services and benefits we provide;
(ii) costs and expenses we incur; and (iii) risks we assume and (iv) our profit expectations.
Services and benefits we provide:
•	the death benefit, cash and loan benefits under the Policy,
•	investment options, including premium allocations,
•	administration of elective options, and
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•	the distribution of reports to Owners.
Costs and expenses we incur:
•	costs associated with processing and underwriting applications, and with issuing and administering the Policy (including any riders),
•	overhead and other expenses for providing services and benefits,
•	sales and marketing expenses, and
•	other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state, and local premium and other taxes and fees.
Risks we assume:
•	that the cost of insurance charges we deduct are insufficient to meet our actual claims because Insureds die sooner than we estimate, and
•	that the costs of providing the services and benefits under the Policies exceed the charges we deduct.
Our revenues from any particular charge may be more or less than any costs or expenses that charge may be intended primarily to cover. We may use our revenues from one charge to pay other costs and expenses in connection with the Policies including distribution expenses. We may also profit from all the charges combined, including the cost of insurance charge and the mortality and expense risk charge and use such profits for any corporate purpose.
Transaction Charges
Premium Expense Charge. Before we allocate net premiums among the divisions pursuant to your instructions, we will reduce your premium payments by a front-end sales charge (“premium expense charge”) equal to 1% of the premium to compensate us for our costs in issuing the Policies. In addition, for certain Policies deemed to be individual contracts under federal tax laws we make an additional charge of 1% (for a total of 2%) of each premium payment to compensate us for the anticipated higher corporate income taxes that result from the sale of such Policies. The current premium expense charge is up to 1%.
The sales charges will not change even if an Insured is no longer eligible under a Group Contract, but continues coverage on an individual basis.
Premium Tax Charge. Many states and localities impose a tax on premiums received by insurance companies. These premium taxes vary from jurisdiction to jurisdiction and range from 0% to 4.0% of premiums paid. To cover these premium taxes, we will reduce premium payments by a premium tax charge of 2.00% from all Policies. The current premium tax charge is 2.00%.
Partial Withdrawal Transaction Charge. An Owner may make a partial withdrawal of Cash Value. For each partial withdrawal we will assess a transaction charge equal to the lesser of $25 or 2% of the amount withdrawn to cover administrative costs incurred in processing the partial withdrawal. This charge will be in addition to the amount received in cash.
Transfer Charge. After the first Policy Year, an Owner may transfer a portion of his or her Cash Value. For each transfer in excess of 12 in a single Policy Year, we may impose a charge of $25 to cover administrative costs incurred in processing the transfer. We are currently waiving this charge.
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Periodic Charges
Monthly Deduction. We will make the monthly deduction on the Investment Start Date and on each succeeding Monthly Anniversary. We will make deductions from each Division on a pro rata basis in the proportion that a Policy’s Cash Value in each Division bears to the unloaned Cash Value on the date the monthly deduction is made. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction also will vary.
The monthly deduction has several components:
•	the cost of insurance charge;
•	a monthly administrative charge;
•	the charges for any riders; and
•	the mortality and expense risk charge.
Cost of Insurance Charge. We assess a monthly cost of insurance charge on each Monthly Anniversary (to cover the next Policy Month) to compensate us for underwriting the death benefit and for certain administrative costs. The charge depends on the applicable cost of insurance rate and the net amount at risk in the Policy Month in which the charge is calculated. The charge may vary from Policy to Policy and from Policy Month to Policy Month.
We will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each Policy Month. The net amount at risk for a Policy Month equals: (i) the death benefit at the beginning of the Policy Month divided by 1.0032737; less (ii) the Cash Value at the beginning of the Policy Month. (Dividing the death benefit by 1.0032737 reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4%.)
We determine the cost of insurance separately for the initial Face Amount and for any increases in Face Amount. If we approve an increase in Face Amount, then a different cost of insurance charge may apply to the increase, based on the Insured’s circumstances at the time of the increase.
•	Cost of Insurance Rates. We determine the cost of insurance rates for the initial Face Amount and each increase in Face Amount at the beginning of each Policy Year. The current cost of insurance rates are based on the Attained Age of the Insured and the rate class of the Insured, and may also be based on the gender mix (i.e., the proportion of men and women covered under a particular Group Contract). We base the current cost of insurance rates on our expectations as to future mortality experience. We currently issue the Policies on a guaranteed issue or simplified underwriting basis without regard to the sex of the Insured. Whether a Policy is issued on a guaranteed issue or simplified underwriting basis does not affect the cost of insurance charge determined for that Policy.
The current cost of insurance rates will not exceed the guaranteed cost of insurance rates set forth in the Policy. These guaranteed rates are 125% of the maximum rates that could be charged based on the 1980 Commissioners Standard Ordinary Mortality Table C (“1980 CSO Table”). The guaranteed rates are higher than the maximum rates in the 1980 CSO Table because we use guaranteed or simplified underwriting procedures whereby the Insured is not required to submit to a medical or paramedical examination. Under these underwriting methods, then, healthy individuals will pay higher cost of insurance rates than they would pay under substantially similar policies using different underwriting methods. The current cost of insurance rates are generally lower than 100% of the 1980 CSO Table.
•	Net Amount at Risk. We also calculate the net amount at risk separately for the initial Face Amount and for any increase in Face Amount. In determining the net amount at risk for each increment of Face
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Amount, the Cash Value is first considered part of the initial Face Amount. If the Cash Value exceeds the initial Face Amount, it is then considered as part of any increment in Face Amount in the order these increases took effect. The net amount at risk is affected by investment performance, loans, payments of premiums, Policy fees and charges, the death benefit option chosen, partial withdrawals, and decreases in Face Amount. Any decrease in Face Amount — whether by the Owner’s request or resulting from a partial withdrawal — will first be used to reduce the net amount at risk for the most recent increase in Face Amount, the next most recent increases in succession, and then the net amount at risk for the initial Face Amount.
The current maximum cost of insurance is $5.24 per $1,000 of net amount at risk and the current minimum cost of insurance is $0.31 per $1,000 of net amount at risk.
Monthly Administrative Charge. We assess a monthly administrative charge from each Policy that is based upon the number of employees eligible to be covered at issue of a Group Contract. This charge compensates us for ordinary administrative expenses such as record keeping, processing death benefit claims and Policy changes, preparing and mailing reports, and overhead costs. The guaranteed maximum administrative charge we can apply to Policies under any Group Contract can vary but will not exceed $6.00 per month during the first Policy Year and $3.50 per month in renewal years. The current administrative charge that we apply is up to $3.50 per month.
These maximum guaranteed charges are guaranteed not to increase over the life of the Policy. The administrative charge will not change in the event that the Insured is no longer eligible for group coverage, but continues coverage on an individual basis. In addition, when we believe that lower administrative costs will be incurred in connection with a particular Group Contract we may modify the charge for that Group Contract.
Accelerated Death Benefit Settlement Option Rider Charge. This rider provides for the accelerated payment of a portion of death benefit proceeds in a single sum to the Owner if the Insured is terminally ill. There is no charge for this rider. We may deduct an administrative charge of $100 from the accelerated death benefit at the time it is paid. We are currently waiving this charge.
Mortality and Expense Risk Charge. We will deduct a daily charge from the Separate Account at a rate not to exceed .0024547% (an annual rate of 0.90%) of the net assets of each Division of the Separate Account. We may reflect a reduction in the current rate as a credit to Cash Value.
This charge compensates us for certain mortality and expense risks we assume. The mortality risk we assume is that an Insured may die sooner than anticipated and that we will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policy will exceed the amounts realized from the administrative charges assessed against the Policy. If this charge does not cover our actual costs, we absorb the loss. Conversely, if the charge more than covers our actual costs, we add the excess to our surplus. We expect to profit from this charge and may use such profits for any lawful purpose, including covering distribution and other expenses. The Mortality and Expense Risk Charge is currently 0.90% (annually) of the net assets of each Division of the Separate Account.
Loan Interest Charge. We currently charge interest on Policy loans at an annual interest rate of 8.00%, payable in arrears on each Policy anniversary or for the duration of the Policy Loan, if shorter. We also will credit the amount in the loan reserve with interest at an effective annual rate of at least 5% (current crediting rate is 7.10%). The current loan interest spread is 0.90%.
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Federal Taxes
We currently do not assess charges to the Separate Account for federal income taxes that may be incurred by the Separate Account. We may assess such a charge in the future, as well as charges for other taxes incurred by the Separate Account. (See “Federal Tax Matters.”)
Variations in Charges
We may vary the amounts of charges described in this prospectus as a result of such factors as (1) differences in legal requirements in the jurisdiction where the Policies are sold, (2) differences in actual or expected risks, expenses, policy persistency, premium payment patterns, or mortality experience among different categories of purchasers or insureds, and (3) changes in Policy pricing that we may implement from time to time. We may take into account additional information provided by prospective Contractholders in assessing these differences and determining any variances in charges. Any such variations will be pursuant to administrative procedures that we establish and will not discriminate unfairly against any Policy owner. Any such variations may apply to existing Policies as well as to Policies issued in the future, except that the charges under any Policy may never exceed the maximums therein.
Portfolio Charges and Expenses
Charges are deducted from and expenses paid out of the assets of the Portfolios that are described in the prospectuses for those Portfolio. Shares of the Portfolios are purchased for the Separate Account at their net asset value. The net asset value of Portfolio shares is determined after deduction of the fees and charges. For further information, consult the prospectus for each Portfolio and Appendix A, below.
FEDERAL TAX MATTERS
The following summary provides a general description of the federal income tax considerations associated with your Policy or Certificate, as applicable, and does not purport to be complete or to cover all tax situations. The summary does not address state, local or foreign tax issues related to the Policy or Certificate, as applicable. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.
Tax Status of the Policy or Certificate
In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy or Certificate, as applicable, must satisfy certain requirements which are set forth in the Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy or Certificate, as applicable, should satisfy the applicable requirements. If it is subsequently determined that the Policy or Certificate, as applicable, does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy or Certificate, as applicable, into compliance with such requirements and we reserve the right to restrict Policy or Certificate, as applicable, transactions in order to do so. The insurance proceeds payable upon death of the Insured will never be less than the minimum amount required for a Policy or Certificate, as applicable, to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy or Certificate, as applicable, was issued.
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In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Policy or Certificate, as applicable, we believe that the Owner of a Policy or Certificate, as applicable, should not be treated as the owner of the Separate Account assets. We reserve the right to modify the Policy or Certificate, as applicable, to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policy or Certificate, as applicable, from being treated as the owners of the underlying Separate Account assets.
In addition, the Code requires that the investments of the Separate Account be “adequately diversified” in order for the Policy or Certificate, as applicable, to be treated as life insurance contracts for federal income tax purposes. It is intended that the Separate Account, through its investment decisions, will satisfy these diversification requirements. If Fund shares are sold directly to tax-qualified retirement plans that later lose their tax-qualified status or to non-qualified plans, there could be adverse consequences under the diversification rules.
The following discussion assumes that the Policy or Certificate, as applicable, will qualify as a life insurance contract for federal income tax purposes.
Tax Treatment of Policy or Certificate Benefits
In General. We believe that the death benefit under a Policy or Certificate, as applicable, should generally be excludible from the gross income of the Beneficiary to the extent provided in Section 101 of the Code. Insurance proceeds may be taxable in some circumstances, such as where there is a transfer-for-value of a Policy or Certificate, as applicable, or where a business is the Owner of the Policy or Certificate, as applicable, covering the life of an employee, if certain notice and consent and other requirements are not satisfied.
Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or Beneficiary. A tax adviser should be consulted on these consequences.
Generally, the Owner will not be deemed to be in constructive receipt of the Policy or Certificate, as applicable, cash value until there is a distribution. When distributions from a Policy or Certificate, as applicable, occur, or when loans are taken out from or secured by a Policy or Certificate, as applicable, the tax consequences depend on whether the Policy or Certificate, as applicable, is classified as a modified endowment contract.
Modified Endowment Contracts. Under the Code, certain life insurance contracts are classified as modified endowment contracts, with less favorable tax treatment than other life insurance contracts. Given the flexibility of the Policies or Certificates, as applicable, as to premiums and benefits, the individual circumstances of each Policy or Certificate, as applicable, will determine whether it is classified as a MEC. In general, a Policy or Certificate, as applicable, will be classified as a MEC if the amount of premiums paid into the Policy or Certificate, as applicable, causes the Policy or Certificate, as applicable, to fail the “7-pay test.” A Policy or Certificate, as applicable, will fail the 7-pay test if at any time in the first seven Policy or Certificate years, as applicable, or in the seven years after a “material change,” the amount paid into the Policy or Certificate, as applicable, exceeds the sum of the level premiums that would have been paid at that point under a Policy or Certificate, as applicable, that provided for paid-up future benefits after the payment of seven level annual payments.
If there is a reduction in the benefits under the Policy or Certificate, as applicable, during a 7-pay testing period, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the Policy or Certificate, as applicable, had originally been issued at the reduced Face Amount. If there is a “material change” in
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Policy’s or Certificate’s, as applicable, benefits or other terms, even after the first seven years, the Policy or Certificate, as applicable, may have to be retested as if it were a newly issued Policy or Certificate, as applicable. A material change may occur, for example, when there is an increase in the death benefit or the receipt of an unnecessary premium. Unnecessary premiums are premiums paid into a Policy or Certificate, as applicable, which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the most recent 7-pay testing period. To prevent your Policy or Certificate, as applicable, from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. In addition, a Policy or Certificate, as applicable, will be treated as a MEC if it is received in exchange for a life insurance contract that is a MEC. A current or prospective Owner should consult a tax adviser to determine whether a Policy or Certificate, as applicable, transaction will cause the Policy or Certificate, as applicable, to be classified as a MEC.
Distributions Other Than Death Benefits From Modified Endowment Contracts. Policies or Certificates, as applicable, classified as modified endowment contracts are subject to the following tax rules:
(1)	All distributions other than death benefits, including distributions upon surrender, withdrawals and distributions of Cash Surrender Value to the Owner in the case of certain Plans where there is no succeeding plan of insurance or the succeeding carrier is unable to accept the Cash Surrender Value, from a modified endowment contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner’s investment in the Policy or Certificate, as applicable, only after all gain has been distributed.
(2)	Loans taken from or secured by a Policy or Certificate, as applicable, classified as a modified endowment contract are treated as distributions and taxed accordingly.
(3)	A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has Attained Age 59 1⁄2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner’s Beneficiary. The foregoing exceptions generally do not apply to an Owner that is a non-natural person, such as a corporation.
If a Policy or Certificate, as applicable, becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy or Certificate, as applicable, within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy or Certificate, as applicable, that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.
Distributions Other Than Death Benefits From Policies or Certificates That Are Not Modified Endowment Contracts. Distributions other than death benefits, including distributions upon surrender, withdrawals and distributions of Cash Surrender Value to the Owner in the case of certain Plans where there is no succeeding plan of insurance or the succeeding carrier is unable to accept the Cash Surrender Value, from a Policy or Certificate, as applicable, that is not classified as a modified endowment contract are generally treated first as a non-taxable recovery of the Owner’s investment in the Policy or Certificate, as applicable, and only after the recovery of all investment in the Policy or Certificate, as applicable, as gain taxable as ordinary income. However, distributions during the first 15 Policy or Certificate, as applicable, years accompanied by a reduction in Policy or Certificate, as applicable, benefits, including distributions which must be made in order to enable the Policy or Certificate, as applicable, to continue to qualify as a life insurance contract for federal income tax purposes, are subject to different tax rules and may be treated in whole or in part as taxable income.
Loans from or secured by a Policy or Certificate, as applicable, that is not a modified endowment contract are generally not treated as distributions.
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Finally, neither distributions nor loans from or secured by a Policy or Certificate, as applicable, that is not a modified endowment contract are subject to the 10 percent additional income tax.
Investment in the Policy or Certificate. Your investment in the Policy or Certificate, as applicable, is generally your aggregate premiums. When a distribution is taken from the Policy or Certificate, as applicable, your investment in the Policy or Certificate, as applicable, is reduced by the amount of the distribution that is tax-free.
Policy or Certificate Loans. In general, interest on a Policy or Certificate, as applicable, loan will not be deductible. If a Policy or Certificate, as applicable, loan is outstanding when a Policy or Certificate, as applicable, is exchanged, canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. In the case of an outstanding loan at the time of an exchange, the cancelled loan will generally be taxed to the extent of any Policy or Certificate, as applicable, gain.
Before taking out a Policy or Certificate, as applicable, loan, you should consult a tax adviser as to the tax consequences.
Withholding. To the extent that Policy or Certificate, as applicable, distributions are taxable, they are generally subject to withholding for the recipient’s federal income tax liability. However, recipients can generally elect not to have tax withheld from distributions.
Life Insurance Purchases by Residents of Puerto Rico. The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to federal income tax. Note, however, that the foregoing rule may not apply to certain contracts issued by Puerto Rican branches of U.S. life insurance companies before January 1, 2005, provided that such payments are made pursuant to binding life insurance contracts issued by such branches on or before July 12, 2004.
Multiple Policies or Certificates. All modified endowment contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includable in the Owner’s income when a taxable distribution occurs.
Accelerated Benefits Rider. In general, rider benefits may be received tax free by the Owner if the Insured is terminally ill or chronically ill, subject to certain limitations and conditions. However, benefits under the Accelerated Benefits Rider received by a business owner with respect to an insured employee will generally be taxable. You should consult a qualified tax adviser about the consequences of adding this rider to a Policy or Certificate, as applicable, or requesting payment under this rider.
Non-Individual Owners and Business Beneficiaries of Policies or Certificates. If a Policy or Certificate, as applicable, is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity’s interest deduction under Code Section 264, even where such entity’s indebtedness is in no way connected to the Policy or Certificate, as applicable. In addition, under Code Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a Beneficiary of a Policy or Certificate, as applicable, this Policy or Certificate, as applicable, could be treated as held by the business for purposes of the Code Section 264(f) entity-holder rules. Death benefits payable to a business owner on the life of an employee will generally be taxable if certain notice and consent and other requirements are not satisfied. In addition, benefits under the Accelerated Benefits Rider or Accelerated Death Benefit Settlement Option Rider, as applicable received by a business owner with respect to an insured employee will generally be taxable.
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Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of a Policy or Certificate, as applicable, or before a business (other than a sole proprietorship) is made a Beneficiary of a Policy or Certificate, as applicable.
Estate, Gift and Generation-Skipping Transfer Taxes. The transfer of the Policy or Certificate, as applicable, or designation of a Beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the Insured dies, the death proceeds will generally be includable in the Owner’s estate for purposes of federal estate tax if the Insured owned the Policy or Certificate, as applicable, retained incidents of ownership at death, or made a gift transfer of the Policy or Certificate, as applicable, within 3 years of death. If the Owner was not the Insured, the fair market value of the Policy or Certificate, as applicable, would be included in the Owner’s estate upon the Owner’s death.
Moreover, under certain circumstances, the Code may impose a generation-skipping transfer tax when all or part of a life insurance Policy or Certificate, as applicable, is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Policy or Certificate, as applicable, or from any applicable payment, and pay it directly to the IRS.
Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy or Certificate, as applicable, ownership and distributions under federal, state and local law. The individual situation of each Owner or Beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy or Certificate, as applicable, proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.
In general, current rules provide for a $10 million estate, gift and generation-skipping transfer tax exemption (as indexed for inflation) and a top tax rate of 40 percent through the year 2025.
The complexity of the tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your Beneficiaries under all possible scenarios.
Life Insurance Purchases by Nonresident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to a Policy or Certificate, as applicable, purchase.
Possible Tax Law Changes. Although the likelihood of legislative or regulatory changes is uncertain, there is always the possibility that the tax treatment of the Policy or Certificate, as applicable, could change by legislation, regulation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy or Certificate, as applicable.
We have the right to modify the Policy or Certificate, as applicable, in response to legislative or regulatory changes that could otherwise diminish the favorable tax treatment Owners currently receive. We make no guarantee regarding the tax status of any Policy or Certificate, as applicable, and do not intend the above discussion as tax advice.
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Transfer of Issued Life Insurance Policies to Third Parties. If you transfer the Policy to a third party, including a sale of the Policy to a life settlement company, such transfer for value may be taxable. The death benefit will also be taxable in the case of a transfer for value unless certain exceptions apply. We may be required to report certain information to the IRS, as required under IRC section 6050Y and applicable regulations. You should consult with a qualified tax advisor for further information prior to transferring the Policy.
Our Income Taxes. Under current federal income tax law, we are not taxed on the Separate Account’s operations. Thus, currently we do not deduct a charge from the Separate Account for federal income taxes. We reserve the right to charge the Separate Account for any future federal income taxes or economic burdens we may incur.
Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.
Tax Credits and Deductions. The Company may be entitled to certain tax benefits related to the assets of the Separate Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Separate Account or to the Policy or Certificate, as applicable, owners since the Company is the owner of the assets from which the tax benefits are derived.
ADDITIONAL BENEFITS AND RIDERS
In addition to the standard death benefit associated with your Policy, other standard and/or optional benefits may also be available to you. The following table summarizes information about those benefits. Information about the fees associated with each benefit included in the table may be found in the Fee Table. We currently offer the following riders under the Policy, subject to state availability:
NAME OF BENEFIT	PURPOSE	IS BENEFIT STANDARD OR OPTIONAL?	BRIEF DESCRIPTION OF RESTRICTIONS OR LIMITATIONS
Accelerated Death Benefit Settlement Option Rider	Under this rider, you may receive an accelerated payment of a portion of your death benefit if the Insured is terminally ill.	Standard	The rider is standard if elected by the employer at the group level. There is no individual election at the Employee level, and the Employee may not terminate the benefit. You should ask your employer if this benefit is included.

Payment under this rider may affect eligibility for benefits under state or federal law.
Dollar Cost Averaging	Allows you to automatically transfer from the BlackRock Ultra-Short Term Bond Division to other Divisions a predetermined amount of money over a specified period of time.	Standard	You may not elect both Dollar Cost Averaging and Automatic Rebalancing at the same time.
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NAME OF BENEFIT	PURPOSE	IS BENEFIT STANDARD OR OPTIONAL?	BRIEF DESCRIPTION OF RESTRICTIONS OR LIMITATIONS
Annual Automatic Portfolio Rebalancing	Allows you to automatically reallocate your Cash Value among the elected Divisions to return the allocation to the percentages you specify.	Standard	You may not elect both Dollar Cost Averaging and Automatic Rebalancing at the same time.
Additional Insurance Benefits
Accelerated Death Benefit Settlement Option Rider: This rider provides for the accelerated payment of a portion of death benefit proceeds in a single sum to the Owner if the Insured is terminally ill and expected to die within less than 12 months (subject to state variations). Under the rider, the Owner may make a voluntary election to completely settle the Policy in return for accelerated payment of a reduced death benefit. The Owner may make such an election under the rider if evidence, including a certification from a licensed physician, is provided to us that the Insured: (i) has a life expectancy of 12 months or less. Any irrevocable Beneficiary and assignees of record must provide written authorization in order for the Owner to receive the accelerated benefit.
The amount of the death benefit payable under the rider will equal the Cash Surrender Value under the Policy on the date we receive satisfactory evidence of either (i) or (ii), above, less any Indebtedness and any term insurance added by other riders, plus the product of the applicable “benefit factor” multiplied by the difference of (a) minus (b), where (a) equals the Policy’s death benefit proceeds, and (b) equals the Policy’s Cash Surrender Value. The “benefit factor”, in the case of terminal illness, is 0.85. We do not currently impose a charge for this rider. However, we reserve the right to deduct an administrative charge of $100 from the accelerated death benefit at the time it is paid.
The Federal income tax consequences associated with adding or receiving benefits under the Accelerated Death Benefit Settlement Option are unclear. You should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting an accelerated death benefit payment under this rider.
For example, if you are eligible for benefits under the Accelerated Death Benefit Settlement Option Rider and have a Face Amount of $100,000 with no cash value, you may elect to receive up to $85,000 of the death benefit proceeds (less any loans and loan interest) prior to your death.
Automatic Investment Strategies
Dollar Cost Averaging: This investment strategy allows you to automatically transfer a predetermined amount of money from the BlackRock Ultra-Short Term Bond Division to a number of available Divisions of the Separate Account. Based on the elected investment allocations for this investment strategy, Dollar Cost Averaging occurs after the close of business on each Monthly Anniversary or after close of business on the next business day following each Monthly Anniversary should your Monthly Anniversary fall on a non-business day (weekend or holiday) as long as all other requirements are met. The portion of the Policy’s Cash Value in the BlackRock Ultra-Short Term Bond Division must be greater than or equal to $1,000. The minimum total monthly transfer amount must be greater than or equal to $100.
Dollar Cost Averaging does not assure a profit or protect against a loss in declining markets. It involves continuous investment in securities regardless of price fluctuations. An investor should consider his/her ability to continue purchases in periods of low price levels.
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For example, if you elected the Dollar Cost Averaging and selected $12,000 of cash value to be transferred from the BlackRock Ultra-Short Term Bond Division to specified other Divisions that you choose, over a 12 month period we will transfer $1,000 each month for 12 months.
Annual Automatic Portfolio Rebalancing: This investment strategy allows you to automatically reallocate your Cash Value among the elected Divisions to return the allocation to the percentages you specify. This rebalancing occurs annually after the close of business on your Policy anniversary or after the close of business on the next business day following your Policy anniversary should your Policy anniversary fall on a non-business day (holiday or weekend).
Annual Automatic Portfolio Rebalancing does not assure a profit or protect against a loss in declining markets.
For example, if you allocated 25% among four Divisions, after the close of business on your Policy anniversary, or after the close of business on the next business day following your Policy anniversary should your Policy anniversary fall on a non-business day (holiday or weekend), we will transfer amounts among those four Divisions so that there is 25% of your Policy’s Cash Value in each Division.
The automated transfers under these investment strategies will not count towards frequent transfer constraints or transfer limitations. However, we reserve the right to include them if we decide to restrict transfers under the terms of the contract.
DISTRIBUTION OF THE POLICIES
Distributing the Policies
MetLife Investors Distribution Company (“MLIDC”) is the principal underwriter and distributor of the Policies. MLIDC, which is our affiliate, also acts as the principal underwriter and distributor of other variable life insurance policies and variable annuity contracts that we, or our affiliated companies issue. We reimburse MLIDC for expenses MLIDC incurs in distributing the Policies (e.g. commissions payable to retail broker- dealers who sell the Policies).
MLIDC’s principal offices are located at 200 Park Avenue, New York, NY 10166. MLIDC is registered under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.
The Policies are no longer sold. When the Policies were sold, MLIDC and the Company entered into selling agreements with affiliated and unaffiliated broker-dealers (“selling firms”) who sold the Policies through their registered representatives. We pay commissions to these selling firms for the sale of the Policies, and these selling firms compensate their registered representative agents.
Commissions are payable on net collected premiums received by the Company. A portion of the payments made to selling firms may be passed on to their registered representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your registered representative for further information about what your registered representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy. We may compensate
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MetLife employees for referrals. We may also make various payments to selling firms and other third parties. (See “Compensation Paid to Selling Firms and Other Intermediaries.”)
Commissions Paid to Selling Firms
Selling Firms will receive commissions based upon a commission schedule in the sales agreement with us and the principal underwriter. Selling Firms compensate their registered representative agents. Commissions are payable on net collected premiums received by the Company as well as Policy Cash Surrender value. Maximum commissions payable to a selling firm during the first year of a group contract are 15% of premiums that do not exceed the cost of insurance assessed during the first Policy Year. In addition, maximum commissions, based on Policy Cash Surrender Value, in all Policy Years through Policy Year 20 are 0.2% of the average of the beginning and ending Policy Year Net Cash Surrender Value. In no event will commissions be payable for more than 20 years.
Compensation Paid to Selling Firms and Other Intermediaries
MetLife enters into arrangements concerning the sale, servicing and/or renewal of MetLife group insurance and certain other group-related products (“Products”) with brokers, agents, consultants, third party administrators, general agents, associations, and other parties that may participate in the sale, servicing and/or renewal of such products (each, an “Intermediary”). MetLife may pay your Intermediary compensation, which may include, among other things, base compensation, supplemental compensation and/or a service fee. MetLife may pay compensation for the sale, servicing and/or renewal of Products, or remit compensation to an Intermediary on your behalf. Your Intermediary may also be owned by, controlled by or affiliated with another person or party, which may also be an Intermediary and who may also perform marketing and/or administration services in connection with your Products and be paid compensation by MetLife.
Base compensation, which may vary from case to case and may change if you renew your Products with MetLife, may be payable to your Intermediary as a percentage of premium or a fixed dollar amount. MetLife may also pay your Intermediary compensation that is based upon your Intermediary placing and/or retaining a certain volume of business (number of Products sold or dollar value of premium) with MetLife. In addition, supplemental compensation may be payable to your Intermediary for eligible Products. Under MetLife’s current supplemental compensation plan (“SCP”), the amount payable as supplemental compensation may range from 0% to 8% of premium. The supplemental compensation percentage may be based on one or more of: (1) the number of Products sold through your Intermediary during a one-year period or other defined period; (2) the amount of premium or fees with respect to Products sold through your Intermediary during a one-year period; (3) the persistency percentage of Products in force through your Intermediary during a one-year period; (4) the block growth of the Products in force through your Intermediary during a one-year period; (5) premium growth during a one-year period; or (6) a flat amount, fixed percentage or sliding scale of the premium for Products as set by MetLife. The supplemental compensation percentage will be set by MetLife based on the achievement of the outlined qualification criteria and it may not be changed until the following SCP plan year. As such, the supplemental compensation percentage may vary from year to year, but will not exceed 8% under the current supplemental compensation plan.
The cost of supplemental compensation is not directly charged to the price of our Products, except as an allocation of overhead expense, which is applied to all eligible group insurance Products, whether or not supplemental compensation is paid in relation to a particular sale or renewal. As a result, your rates will not differ by whether or not your Intermediary receives supplemental compensation. If your Intermediary collects the premium from you in relation to your Products, your Intermediary may earn a return on such amounts. Additionally, MetLife may have a variety of other relationships with your Intermediary or its affiliates, or with other parties, that involve the payment of compensation and benefits that may or may not be related to your relationship with MetLife (e.g., insurance and
45

employee benefits exchanges, enrollment firms and platforms, sales contests, consulting agreements, participation in an insurer panel, or reinsurance arrangements).
More information about the eligibility criteria, limitations, payment calculations and other terms and conditions under MetLife’s base compensation and supplemental compensation plans can be found on MetLife’s Web site at www.metlife.com/business-and-brokers/broker-resources/broker-compensation. Questions regarding Intermediary compensation can be directed to ask4met@metlifeservice.com, or if you would like to speak to someone about Intermediary compensation, please call (800) ASK 4MET. In addition to the compensation paid to an Intermediary, MetLife may also pay compensation to your representative. Compensation paid to your representative is for participating in the sale, servicing, and/or renewal of products, and the compensation paid may vary based on a number of factors including the type of product(s) and volume of business sold. If you are the person or entity to be charged under an insurance policy or annuity contract, you may request additional information about the compensation your representative expects to receive as a result of the sale or concerning compensation for any alternative quotes presented, by contacting your representative or calling (866) 796-1800.
Commissions and other incentives or payments described above are not charged directly to Owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy.
The Statement of Additional Information contains additional information about the compensation paid for the sale of the Policies.
GENERAL PROVISIONS OF THE GROUP CONTRACT
Issuance
The Group Contract will be issued upon receipt of a signed application for Group Insurance signed by a duly authorized officer of the employer, and acceptance by a duly authorized officer of the Company at its Administrative Office.
Premium Payments
The Contractholder will give planned premium payments for Insureds of the Contractholder or an associated company in an amount authorized by the employee to be deducted from his or her wages. All planned premiums under a Group Contract must be given in advance. The planned premium payment interval is agreed to by the Contractholder and us. Before each planned payment interval, we will furnish the Contractholder with a statement of the planned premium payments to be made under the Group Contract or such other notification as has been agreed to by the Contractholder and us.
Grace Period
If the Contractholder does not give planned premium payments in a timely fashion, the Group Contract will be in default. A grace period of 31 days begins on the date that the planned premiums were scheduled to be remitted. If the Contractholder does not remit premiums before the end of the grace period, the Group Contract will terminate. However, the Certificate will be amended automatically to continue in force as an Individual Policy following the Group Contract’s termination, provided such insurance is not surrendered or cancelled by the Owner and provided the Owner pays the premium directly to the Company.
46

Termination
Except as described in “Grace Period” above, the Group Contract will be terminated immediately upon default. In addition, we may end a Group Contract or any of its provisions on 31 days’ notice. If the Group Contract terminates, any Certificate in effect will be amended automatically to continue in force as an Individual Policy following the Group Contract’s termination, provided such insurance is not surrendered or cancelled by the Owner and provided the Owner pays the premium directly to the Company. (See “Policy Benefits — Eligibility Change Conversion.”)
Right to Examine Group Contract
The Contractholder may terminate the Group Contract within 20 days after receiving it, within 45 days after the application was signed or within 10 days of mailing a notice of the cancellation right, whichever is latest. To cancel the Group Contract, the Contractholder should mail or deliver the Group Contract to us at our Administrative Office.
Entire Contract
The Group Contract, with the attached copy of the Contractholder’s application and other attached papers, if any, is the entire contract between the Contractholder and us. All statements made by the Contractholder, any Owner or any Insured will be deemed representations and not warranties. Misstatements will not be used in any contest or to reduce a claim under the Group Contract, unless such misstatements are in writing. A copy of the application containing such misstatement must have been given to the Contractholder or to the Insured or to his Beneficiary, if any.
Incontestability
We cannot contest the Group Contract after it has been in force for two years from the date of issue.
Ownership of Group Contract
The Contractholder owns the Group Contract. The Group Contract may be changed or ended by agreement between us and the Contractholder without the consent of, or notice to, any person claiming rights or benefits under the Group Contract. However, the Contractholder does not have any ownership interest in the Policies issued under the Group Contract. The rights and benefits under the Policies inure to the benefit of the Owners, Insureds, and Beneficiaries as set forth herein and in the Policies.
GENERAL MATTERS RELATING TO THE POLICY
Postponement of Payments
We usually pay the amounts of any surrender, partial withdrawal, death benefit proceeds or loan within 7 days after we receive all applicable written notices, permitted telephone, fax and/or online requests, and/or due proof of death of the Insured. We may postpone such payments, however, whenever:
•	the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC;
•	the SEC by order permits postponement for the protection of Owners; or
47

•	an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account’s net assets.
The Company may defer payments on any amount from the general account for not more than six months.
Payments under the Policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared the Owner’s bank. We may use telephone, fax, internet or other means of communications to verify that payment from the Owner’s check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. Owners may avoid the possibility of delay in disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check. If mandated by applicable law, the Company may be required to block your account and thereby refuse to pay any request for transfer, surrender, partial withdrawal, loan or death proceeds, until instructions are received from appropriate regulators. We also may be required to provide information about you and your account to government regulators.
STATE VARIATIONS
This prospectus provides you with important information about the Policy. However, we will also issue you a Policy (Certificate or Individual Policy), which is a separate document from the prospectus. There may be differences between the description of the Policy contained in this prospectus and the Policy issued to you due to differences in state law. Please consult your Policy for the provisions that apply in your state. An Owner’s actual policy and endorsements or riders are the controlling documents. An Owner should contact our Administrative Office to review a copy of his or her policy and any applicable endorsements and riders.
LEGAL PROCEEDINGS
In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.
It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MetLife Investors Distribution Company to perform its contract with the Separate Account or of MetLife to meet its obligations under the Policies.
FINANCIAL STATEMENTS
The financial statements of the Company, Metropolitan Tower Life Insurance Company and Paragon Separate Account B are contained in the Statement of Additional Information (SAI).
The financial statements of the Company and of Metropolitan Tower Life Insurance Company should be distinguished from the financial statements of the Separate Account, and should be considered only as bearing on the ability of the Company to meet its obligations under the Policies and of Metropolitan Tower Life Insurance Company, as guarantor, to meet its obligations under the guarantee agreement. For a free copy of these financial statements and/or the SAI, please call or write to us at our Administrative Office.
48

GLOSSARY
Administrative Office — The service office of the Company. The mailing address is: MetLife GVUL; Suite 600; 11330 Olive Boulevard; St Louis, MO 63141. Unless another location is specified, all applications, notices and requests should be directed to the Administrative Office at the address above or, if permitted, to our facsimile number (866-347-4483). You may also contact us for information at 1-800-685-0124.
Attained Age — The Issue Age of the Insured plus the number of completed Policy Years.
Associated Companies — The companies listed in a Group Contract’s specifications pages that are under common control through stock ownership, contract or otherwise, with the Contractholder.
Beneficiary — The person(s) named in a Policy or by later designation to receive Policy proceeds in the event of the Insured’s death. A Beneficiary may be changed as set forth in the Policy and this Prospectus. Unless otherwise stated in the Policy, the Beneficiary has no rights in a Policy before the death of the Insured. If there is more than one Beneficiary at the death of the Insured, each will receive equal payments unless otherwise provided by the Owner.
Cash Value — The total amount that a Policy provides for investment at any time. It is equal to the total of the amounts credited to the Owner in the Separate Account and in the Loan Account.
Cash Surrender Value — The Cash Value of a Policy on the date of surrender, less any Indebtedness.
Certificate — A document issued to Owners of Policies issued under Group Contracts, setting forth or summarizing the Owner’s rights and benefits.
Contractholder — The employer, association, sponsoring organization or trust that is issued a Group Contract.
Division — A subaccount of the Separate Account. Each Division invests exclusively in an available underlying Portfolio.
Effective Date — The actual date coverage shall take effect which will be on or after the Issue Date.
Employee — A person who is employed and paid for services by an employer on a regular basis. To qualify as an employee, a person ordinarily must work for an employer at least 30 hours per week. The Company may waive or modify this requirement at its discretion. An employee may also include an independent contractor acting in many respects as an employee with a sponsoring employer. An employee may include a partner in a partnership if the employer is a partnership.
Face Amount — The minimum death benefit under the Policy so long as the Policy remains in force.
Fund  — An underlying mutual fund in which the Separate Account assets are invested.
Group Contract — A group flexible premium variable life insurance contract issued to the Contractholder by the Company.
Indebtedness  — The sum of all unpaid Policy Loans and accrued interest charged on loans.
Individual Insurance — Insurance provided under a Group Contract or under an Individual Policy issued in connection with an employer-sponsored insurance program on an employee.
Insured  — The person whose life is insured under a Policy.
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Investment Start Date — The date the initial premium is applied to the Divisions of the Separate Account. This date is the later of the Issue Date or the date the initial premium is received at the Company’s Administrative Office.
Issue Age — The Insured’s Age as of the date the Policy is issued.
Issue Date — The Issue Date is the date from which Policy Anniversaries, Policy Years, and Policy Months are measured.
Loan Account — The account of the Company to which amounts securing Policy Loans are allocated. It is a part of the Company’s general account assets.
Loan Value — The maximum amount that may be borrowed under a Policy after the first Policy Anniversary.
Maturity Date — The Policy Anniversary on which the Insured reaches Attained Age 95.
Monthly Anniversary — The same date in each succeeding month as the Issue Date except that whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed the next Valuation Date. If any Monthly Anniversary would be the 29th, 30th, or 31st day of a month that does not have that number of days, then the Monthly Anniversary will be the last day of that month.
Net Premium — The premium less any premium expense charge, any charge to compensate us for anticipated higher corporate income taxes resulting from the sale of a Policy, and any charge for premium taxes.
OBRA — Omnibus Budget Reconciliation Act of 1990.
Owner (or You) — The Owner of a Policy, as designated in the application or as subsequently changed.
Policy  — Either the Certificate or the Individual Policy offered by the Company and described in this Prospectus. Under Group Contracts, the Policy may be issued on the employee.
Policy Anniversary — The same date each year as the Issue Date.
Policy Month — A month beginning on the Monthly Anniversary.
Policy Year — A period beginning on a Policy Anniversary and ending on the day immediately preceding the next Policy Anniversary.
Portfolio  — A portfolio represents a class (or series) of stock of a Fund in which a Division's assets are invested.
SEC (or the Commission) — The Securities and Exchange Commission.
Separate Account — Paragon Separate Account B, a separate investment account established by the Company to receive and invest the net premiums paid under the Policy.
Valuation Date — Each day that the New York Stock Exchange is open for regular trading.
Valuation Period — The period between two successive Valuation Dates, commencing at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on a Valuation Date and ending at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Date.
50

APPENDIX A: PORTFOLIOS AVAILABLE UNDER THE POLICY
The following is a list of the Portfolios currently available under the Policy. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at dfinview.com/metlife/tahd/MET000231. You can also request this information at no cost by calling (800) 756-0124 or by sending an email request to GVUL-eservice@metlifecommercial.com.
The current expenses and performance information below reflects fees and expenses of the Portfolios, but does not reflect the other fees and expenses that the Policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.
FUND TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2021)
			1 YEAR	5 YEAR	10 YEAR
US Fixed Income	BlackRock Ultra-Short Term Bond Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: BlackRock Advisors, LLC	0.36%	-0.19%	1.01%	0.54%
Sector	Global Infrastructure Portfolio* - Class I Morgan Stanley Investment Management Inc.	0.87%	14.26%	8.57%	9.27%
Allocation	Global Strategist Portfolio* - Class I Morgan Stanley Investment Management Inc. Subadviser: Morgan Stanley Investment Management Limited	0.92%	8.37%	8.97%	7.43%
US Equity	Growth Portfolio* - Class I Morgan Stanley Investment Management Inc.	0.57%	0.10%	34.57%	24.26%
US Equity	Invesco V.I. Diversified Dividend Fund - Series I Invesco Advisers, Inc.	0.68%	18.89%	8.37%	11.89%
Allocation	Invesco V.I. Equity and Income Fund - Series I Invesco Advisers, Inc.	0.55%	18.65%	9.55%	10.55%
Global Equity	Invesco V.I. Global Core Equity Fund - Series I Invesco Advisers, Inc.	0.96%	15.97%	11.34%	9.72%
US Fixed Income	Invesco V.I. High Yield Fund - Series I Invesco Advisers, Inc. Subadviser: Invesco Canada Ltd.	0.94%	4.38%	4.69%	5.62%
US Fixed Income	The Income Plus Portfolio* - Class X Morgan Stanley Investment Management Inc.	0.75%	-1.87%	5.20%	5.32%
*	The Portfolio is subject to an expense reimbursement or fee waiver arrangement. The annual expenses shown reflect temporary fee reductions.
A-1

To learn more about the Policy, you should read the SAI dated the same date as this Prospectus and is incorporated by reference into this Prospectus. It includes additional information about the Policies and the Separate Account. For a free copy of the SAI, please visit dfinview.com/metlife/tahd/MET000231 or call 1-800-756-0124 or write to us at our Administrative Office. To receive free personalized illustrations of death benefits and Cash Values, and to request other information about the Policy or to make inquiries please call 1-800-756-0124 or write to us at our Administrative Office. The mailing address for our Administrative Office is: MetLife GVUL; Suite 600; 11330 Olive Boulevard; St Louis, MO 63141.
Reports and other information about the Separate Account are available on the Commission’s website at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
EDGAR ID: C000034610

Statement of Additional Information for:
GROUP AND INDIVIDUAL FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES (MULTI MANAGER C)
GROUP AND INDIVIDUAL FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES (MULTI MANAGER III)
GROUP AND INDIVIDUAL FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES (DWS C)
GROUP AND INDIVIDUAL FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES (MORGAN STANLEY)
GROUP AND INDIVIDUAL FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES (PUTNAM)
GROUP AND INDIVIDUAL FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES (MFS)
Issued by
METROPOLITAN LIFE INSURANCE COMPANY
(DEPOSITOR)
200 Park Avenue
New York, NY 10166
PARAGON SEPARATE ACCOUNT B
(REGISTRANT)
STATEMENT OF ADDITIONAL INFORMATION
May 1, 2022
This Statement of Additional Information (“SAI”) contains additional information regarding flexible premium variable life insurance policies offered by Metropolitan Life Insurance Company (“MetLife” or the “Company”) for use in employer-sponsored insurance programs. When a Group Contract is issued, Certificates showing the rights of the Owners and/or Insureds will be issued under the Group Contract. We will amend a Certificate issued under a Group Contract so that it will continue in force as an Individual Policy in certain circumstances. The terms of the Certificate and the Individual Policy differ only with respect to provisions relating to the Group Contract that do not apply to the Individual Policy. The Certificate and Individual Policy are referred to collectively in this SAI as “Policy” or “Policies.”
This SAI is not a prospectus, and should be read together with the prospectus dated May 1, 2022 for the Policies and the prospectuses for the Funds offered as investment options in the Policies. Please refer to your prospectus for a list of the Funds offered under your Policy. You may obtain a copy of these prospectuses by visiting: (1) dfinview.com/metlife/tahd/MET000234 for Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager C); (2) dfinview.com/metlife/tahd/MET000232 for Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager III); (3) dfinview.com/metlife/tahd/MET000243 for Group and Individual Flexible Premium Variable Life Insurance Policies (DWS C); (4)dfinview.com/metlife/tahd/MET000231 for Group and Individual Flexible Premium Variable Life Insurance Policies (Morgan Stanley); (5) dfinview.com/metlife/tahd/MET000236 for Group and Individual Flexible Premium Variable Life Insurance Policies (Putnam); and (6) dfinview.com/metlife/tahd/MET000230 for Group and Individual Flexible Premium Variable Life Insurance Policies (MFS). You may also send an email request to GVUL-eservice@metlifecommercial.com or write to us at: MetLife GVUL; Suite 600; 11330 Olive Boulevard, St. Louis Mo. 63141; or calling us at (800) 756-0124. Capitalized terms in this SAI have the same meanings as in the prospectus for the Certificates.
SAI-1

Page
ADDITIONAL POLICY INFORMATION	SAI-3
The Policy	SAI-3
Claims of Creditors	SAI-3
Incontestability	SAI-3
Misstatement of Age	SAI-3
Suicide Exclusion	SAI-3
Assignment	SAI-3
Determination of Cash Value in Each Separate Account Division	SAI-4
Cost of Insurance	SAI-4
DISTRIBUTION OF THE POLICIES	SAI-5
MORE INFORMATION ABOUT THE COMPANY	SAI-6
The Company	SAI-6
NON-PRINCIPAL RISKS OF INVESTING IN THE POLICY	SAI-6
Payment of Proceeds	SAI-6
Potential Conflicts of Interest	SAI-7
OTHER INFORMATION	SAI-7
Safekeeping of Separate Account Assets	SAI-7
Records and Reports	SAI-7
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	SAI-8
INDEPENDENT AUDITOR	SAI-8
Financial Statements	SAI-8
APPENDIX DEATH BENEFIT APPLICABLE PERCENTAGE TABLE	A-1
SAI-2

ADDITIONAL POLICY INFORMATION
The Policy
The Policy, the attached application, any riders, endorsements, any application for an increase in Face Amount, and any application for reinstatement together make the entire contract between the Owner and us. Apart from the rights and benefits described in the Certificate or Individual Policy and incorporated by reference into the Group Contract, the Owner has no rights under the Group Contract.
We assume that all statements made by the Insured in the application are made to the best knowledge and belief of the person(s) who made them and, in most states, in the absence of fraud, those statements are considered representations and not warranties. We rely on those statements when we issue or change a Policy. Because of differences in state laws, certain provisions of the Policy may differ from state to state.
Claims of Creditors
To the extent permitted by law, neither the Policy nor any payment thereunder will be subject to the claims of creditors or to any legal process. However, the amount of the death benefit that exceeds the Policy’s Cash Value is paid from our General Account and thus is subject to the claims paying ability of the Company.
Incontestability
In issuing this Policy, we rely on all statements made by or for the Owner and/or the Insured in the application or in a supplemental application or application for reinstatement. Therefore, if an Owner makes any material misrepresentation of a fact in an application or any supplemental application, we may contest the Policy’s validity or may resist a claim under the Policy. We cannot contest the Policy after it has been in force during the lifetime of the Insured for two years after the Issue Date. An increase in Face Amount or the addition of a rider after the Issue Date is incontestable after such increase in Face Amount or rider has been in effect for two years during the lifetime of the Insured. The reinstatement of a Policy is incontestable, except for nonpayment of premiums, after such reinstatement has been in effect for two years during the lifetime of the Insured.
Misstatement of Age
If the age of the Insured was stated incorrectly in the application, we will adjust the death benefit proceeds to the amount that would have been payable at the correct age based on the most recent deduction for cost of insurance.
Any payment or Policy changes we make in good faith, relying on our records or evidence supplied with respect to such payment, will fully discharge our duty. We reserve the right to correct any errors in the Policy.
Suicide Exclusion
If the Insured commits suicide, while sane or insane, within two years of the Issue Date (or within the maximum period permitted by the laws of the state in which the Policy was delivered, if less than two years), the amount payable will be limited to premiums paid, less any partial withdrawals and outstanding Indebtedness. If the Insured, while sane or insane, dies by suicide within two years after the effective date of any increase in Face Amount, the death benefit for that increase will be limited to the amount of the monthly deductions for the increase.
Certain states may require suicide exclusion provisions that differ from those stated here. For example, these provisions do not apply to any Insured who is a citizen of Missouri when the Policy is issued, unless such Insured intended suicide at the time of application for the Policy or at the time of any increase in Face Amount.
Assignment
An Owner may assign rights under the Policy while the Insured is alive by submitting a written request to our Administrative Office. The Owner retains an ownership rights under the Policy that are not assigned.
SAI-3

We will be bound by an assignment of a Policy only if:
•	it is in writing;
•	the original instrument or a certified copy is filed with us at our Administrative Office; and
•	we send an acknowledged copy to the Owner.
We are not responsible for determining the validity of any assignment. Payment of Policy proceeds is subject to the rights of any assignee of record. If a claim is based on an assignment, we may require proof of the interest of the claimant. A valid assignment will take precedence over any claim of a Beneficiary. An assignment may have tax consequences.
Determination of Cash Value in Each Separate Account Division
Using the “net investment factor” computation method, the Cash Value in each Separate Account Division, equals the number of units in the Division multiplied by the
•	the Cash Value in the Division on the preceding Valuation Date, multiplied by the Division’s Net Investment Factor (defined below) for the current Valuation Period; plus
•	any net premium payments allocated to the Division during the current Valuation Period; plus
•	any loan repayments allocated to the Division during the current Valuation Period; plus
•	any amounts transferred to the Division from another Division (or from the General Account for those Policies where the General Account is available as an investment option) during the current Valuation Period; plus
•	that portion of the interest credited on outstanding Policy Loans which is allocated to the Division during the current Valuation Period; minus
•	any amounts transferred from the Division during the current Valuation Period (including amounts securing Policy Loans) plus any applicable transfer charges; minus
•	any partial withdrawals from the Division during the current Valuation Period plus any partial withdrawal transaction charge; minus
•	(if a Monthly Anniversary occurs during the current Valuation Period) the portion of the monthly deduction allocated to the Division during the current Valuation Period to cover the Policy Month which starts during that Valuation Period.
The net investment factor for each Division for a Valuation Period equals:
•	the value of the assets at the end of the preceding Valuation Period; plus
•	the investment income and capital gains-realized or unrealized-credited to the assets in the Valuation Period for which the Net Investment Factor is being determined; minus
•	the capital losses, realized or unrealized, charged against those assets during the Valuation Period; minus
•	any amount charged against each Division for taxes or other economic burden resulting from the application of tax laws, determined by the Company to be properly attributable to the Divisions or the Policy, or any amount set aside during the Valuation Period as a reserve for taxes attributable to the operation or maintenance of each Division; minus
•	a charge not to exceed .0024547% of the net assets for each day in the Valuation Period. This corresponds to 0.90% per year for mortality and expense risks (The current rate may change but will not exceed 0.90%); divided by
•	the value of the assets at the end of the preceding Valuation Period.
Cost of Insurance
Cost of Insurance Rates. The current cost of insurance rates will be based on the Attained Age of the Insured and the rate class of the Insured. The cost of insurance rates generally increase as the Insured’s Attained Age increases. An Insured’s rate class is generally based on factors that may affect the mortality risk we assume in connection with a particular Group Contract or employer-sponsored insurance program.
SAI-4

Any change in the actual cost of insurance rates, will apply to all persons of the same Attained Age and rate class whose Face Amounts have been in force for the same length of time. (For purposes of computing guideline premiums under Section 7702 of the Internal Revenue Code of 1986, as amended, the Company will use 100% of the 1980 CSO Table for Certificates issued before 1/1/09 and 100% of the 2001 CSO Table for Certificates issued on or after 1/1/09).
Net Amount at Risk. The net amount at risk may be affected by changes in the Cash Value or changes in the Face Amount of the Policy. If there is an increase in the Face Amount and the rate class applicable to the increase is different from that for the initial Face Amount, we will calculate the net amount at risk separately for each rate class. When we determine the net amounts at risk for each rate class, when death benefit Option A is in effect, we will consider the Cash Value first to be a part of the initial Face Amount. If the Cash Value is greater than the initial Face Amount, we will consider the excess Cash Value a part of each increase in order, starting with the first increase. If death benefit Option B is in effect, we will determine the net amount at risk for each rate class by the Face Amount associated with that rate class. In calculating the cost of insurance charge, the cost of insurance rate for a Face Amount is applied to the net amount at risk for the corresponding rate class.
Because the calculation of the net amount at risk is different under death benefit Option A and death benefit Option B when more than one rate class is in effect, a change in the death benefit option may result in a different net amount at risk for each rate class. Since the cost of insurance is calculated separately for each rate class, any change in the net amount at risk resulting from a change in the death benefit option may affect the total cost of insurance paid by the Owner.
Partial withdrawals and decreases in Face Amount will affect the manner in which the net amount at risk for each rate class is calculated.
DISTRIBUTION OF THE POLICIES
Information about the distribution of the Policies is contained in the prospectus. (See “Distribution of the Policies.”) Additional information is provided below.
While the Group Contracts are no longer sold, the policies are offered to new participants under existing Group Contracts on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.
MetLife Investors Distribution Company (“MLIDC”), 200 Park Avenue, New York, NY 10166, is the principal underwriter and distributor of the Policies. MLIDC, which is our affiliate is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Act of 1934, and is a member of the Financial Industry Regulatory Authority. MLIDC enters into selling agreements with other broker-dealers who sell the Policies through their registered representatives (“selling firms”).
We pay selling firms commissions. Sales compensation was paid to selling firms with respect to the Policies in the Separate Account in the following amounts during the periods indicated:
Fiscal Year	Aggregate Amount of Commissions Paid to Principal Underwriter	Aggregate Amount of Commissions Retained by Principal Underwriter
2021	$4,288,973	$0
2020	$4,750,919	$0
2019	$4,091,906	$0
We retain sales charges deducted from premium payments and use them to defray the expenses we incur in paying for distribution-related services under the distribution agreement, such as payment of commissions.
SAI-5

MORE INFORMATION ABOUT THE COMPANY
The Company
Metropolitan Life Insurance Company is a provider of insurance, annuities, employee benefits and asset management. We are also one of the largest institutional investors in the United States with a general account portfolio invested primarily in fixed income securities (corporate, structured products, municipals, and government and agency) and mortgage loans, as well as real estate, real estate joint ventures, other limited partnerships and equity securities. Metropolitan Life Insurance Company was incorporated under the laws of New York in 1868. The Company’s office is located at 200 Park Avenue, New York, New York 10166-0188. The Company is a wholly-owned subsidiary of MetLife, Inc. Obligations to Owners and Beneficiaries that arise under the Policy are obligations of MetLife.
Before May 1, 2006, all Contracts were issued by Paragon Life Insurance Company (“Paragon”), a former subsidiary of MetLife, Inc. In order to simplify its corporate and operational structure, MetLife, Inc. purchased all of the stock of Paragon, and on May 1, 2006, the operations of MetLife and Paragon were combined through merger.
Upon consummation of the merger, Paragon’s separate corporate existence ceased by operation of law, and MetLife assumed legal ownership of all of the assets of Paragon, including the Separate Account and its assets. As a result of the merger, MetLife also became responsible for all of Paragon’s liabilities and obligations, including those created under Contracts initially issued by Paragon and outstanding on the date of the merger. Such Contracts thereby became variable contracts funded by a Separate Account of MetLife, and each owner thereof has become a contractholder of MetLife.
Paragon was a stock life insurance company incorporated under the laws of Missouri and subject to regulation by the Missouri Division of Insurance. Organized in 1981 as General American Insurance Company, the company name was changed to Paragon on December 31, 1987. Paragon’s main business was writing individual and group life insurance policies.
Paragon was a wholly owned subsidiary of General American Life Insurance Company (“General American”), a Missouri life insurance company that was wholly owned by Metropolitan Life Insurance Company. Insurance obligations under Contracts originally issued by Paragon prior to May 1, 2006 and assumed by MetLife as a result of the merger of Paragon with MetLife on May 1, 2006, were guaranteed by General American. Effective, as of the close of business on April 27, 2018, General American was merged into Metropolitan Tower Life Insurance Company (“Met Tower Life”) and Met Tower Life replaced General American as the issuer of this guarantee. Accordingly, Met Tower Life is now responsible for ensuring that there will be sufficient funds to meet obligations under these Contracts. Insurance obligations under the Contracts include, without limitation, any death benefits payable under the Contracts and withdrawals of Cash Value. The guarantee does not guarantee the amount of Cash Value or the investment performance of the Divisions available under the Policy. In the event an Owner of such a Policy presents a legitimate claim for payment, Met Tower Life will pay such claim directly to the Owner if MetLife is unable to make such payment. This guarantee is enforceable by such Owners against Met Tower Life directly without any requirement that Owners first file a claim against MetLife. The guarantee agreement is binding on Met Tower Life, its successors or assignees and Met Tower Life’s obligations under the guarantee agreement will terminate only if the guarantee is assigned to an organization having a financial rating from certain specified rating agencies equal to or better than Met Tower Life’s rating. With respect to the guarantee, Met Tower Life is relying on the exemption provided by Rule 12h-7 under the Securities Exchange Act of 1934.
Met Tower Life is a stock life insurance company originally incorporated under the laws of the State of Delaware in 1982 and currently subject to the laws of the state of Nebraska. Met Tower Life is licensed to issue business in fifty states and the District of Columbia. Met Tower Life is a direct wholly-owned subsidiary of MetLife. The principal executive offices of Met Tower Life are located at 200 Park Avenue, NY 10166.
NON-PRINCIPAL RISKS OF INVESTING IN THE POLICY
Payment of Proceeds
We may withhold payment of surrender or loan proceeds if those proceeds are coming from a Policy Owner’s check, or from a Premium transaction under our pre-authorized checking arrangement, which has not yet cleared. We may also delay payment while we consider whether to contest the Policy. We pay interest on the death benefit proceeds from the date of receipt of documentation
SAI-6

we require to the date we pay them. Normally we promptly make payments of cash value, or of any loan value available, from cash value in the General Account. However, we may delay those payments for up to six months. We pay interest in accordance with state insurance law requirements on delayed payments.
Potential Conflicts of Interest
In addition to the Separate Account, the portfolios may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Funds simultaneously.
Although neither we nor the Funds currently foresee any such disadvantages, either to variable life insurance policy owners or to variable annuity contract owners, each Fund’s Board of Directors (Trustees) will monitor events in order to identify any material conflicts between the interests of these variable life insurance policy owners and variable annuity contract owners, and will determine what action, if any, it should take. This action could include the sale of Fund shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example: (i) changes in state insurance laws; (ii) changes in federal income tax laws; or (iii) differences in voting instructions between those given by variable life insurance policy owners and those given by variable annuity contract owners. If a Fund’s Board of Directors (Trustees) were to conclude that separate portfolios should be established for variable life insurance and variable annuity separate accounts, we will bear the attendant expenses, but variable life insurance policy owners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined portfolio.
OTHER INFORMATION
Safekeeping of Separate Account Assets
Metropolitan Life Insurance Company, 200 Park Avenue, New York, NY 10166, acts as the custodian of the assets of the Separate Account. Metropolitan Life Insurance Company maintains records of all purchases and redemptions of applicable Fund shares by each of the Divisions.
Records and Reports
We will maintain all records relating to the Separate Account. Once each Policy Year, we will send you a report showing the following information as of the end of the report period:
•	the current Cash Value, amounts in each Division of the Separate Account (and in the General Account for those Policies where the General Account is available as an investment option), Loan Account value
•	the current Cash Surrender Value
•	the current death benefit
•	the current amount of any Indebtedness
•	any activity since the last report (E.G., premiums paid, partial withdrawals, charges and deductions)
•	any other information required by law
We also will make available periodic reports for the Funds and a list of portfolio securities held in each Fund. Reports will be available on line and we will send you a notice when a report is available. You may also request paper copies of these reports. Receipt of premiums paid directly by the Owner, transfers, partial withdrawals, Policy Loans, loan repayments, changes in death benefit options, increases or decreases in Face Amount, surrenders and reinstatements will be confirmed promptly following each transaction.
SAI-7

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The statements of assets and liabilities comprising each of the Divisions of Paragon Separate Account B as of December 31, 2021, the related statements of operations for the year or period ended December 31, 2021, the statements of changes in net assets for each of the years in or partial periods included within the two-year period ended December 31, 2021, and the financial highlights for each of the years in or partial periods included within the five-year period ended December 31, 2021, included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report. Such financial statements and financial highlights are included in reliance upon the report of such firm given their authority as experts in accounting and auditing.
The financial statements of Metropolitan Life Insurance Company as of December 31, 2021 and 2020, and for each of the three years in the period ended December 31, 2021, included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report. Such financial statements are included in reliance upon the report of such firm given their authority as experts in accounting and auditing.
INDEPENDENT AUDITOR
The financial statements of Metropolitan Tower Life Insurance Company as of December 31, 2021 and 2020, and for each of the three years in the period ended December 31, 2021, included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, independent auditor, as stated in their report. Such financial statements are included in reliance upon the report of such firm given their authority as experts in accounting and auditing.
The principal business address of Deloitte & Touche LLP is 30 Rockefeller Plaza, New York, New York 10112-0015.
Financial Statements
The Company’s financial statements and the financial statements of Metropolitan Tower Life Insurance Company should be distinguished from the financial statements and financial highlights comprising each of the Divisions of the Separate Account, and should be considered only as bearing on the Company’s ability to meet its obligations under the Policies and of Metropolitan Tower Life Insurance Company, as guarantor, to meet its obligations under the guarantee agreement. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.
SAI-8

APPENDIX DEATH BENEFIT APPLICABLE PERCENTAGE TABLE
Attained Age	Applicable Percentage
40	250%
41	243
42	236
43	229
44	222
45	215
46	209
47	203
48	197
49	191
50	185
51	178
52	171
53	164
54	157
55	150
56	146
57	142
58	138
59	134
60	130
61	128
62	126
63	124
64	122
65	120
66	119
67	118
68	117
69	116
70	115
71	113
72	111
73	109
74	107
75-90	105
91	104
92	103
93	102
94	101
95 or older	100
A-1

May 1, 2022
Group Variable Universal Life Insurance Policies and Certificates (Metflex GVUL C)
Issued by Paragon Separate Account B of
Metropolitan Life Insurance Company
Direct all correspondence and inquiries to the Administrative office:
METLIFE GVUL
Administrative office, Suite 600, 11330 Olive Boulevard St. Louis, Mo 63141
Phone number: (800) 756-0124
PROSPECTUS
This Prospectus describes group variable universal life insurance policies and certificates (the "Certificates") offered by Metropolitan Life Insurance Company (the “Company,” “Metropolitan Life,” “MetLife,” “we,” “our,” or “us”) which are designed for use in group insurance programs sponsored by employers or other organizations. An employer or sponsoring organization (the “Employer”) will participate in the Group Policy issued to the MetLife Group Insurance Trust, a multi-employer/organization trust, or to a similar trust, (the “Trust”) established for use in group insurance programs. In some states, we may issue a Group Policy directly to the Employer or sponsoring organization. We will issue Certificates to eligible employees or members (the “Employees”) showing the rights of the Certificate Owner (“Owner” or “you”). The Employee is usually both the Owner and the Insured under a Certificate unless a different Owner is designated by the Employee.
The Certificate is a long-term investment designed to provide significant life insurance benefits. This prospectus provides information that a prospective owner should know before investing in the Certificate. You should consider the Certificate in conjunction with other insurance you own.
If you are a new investor in the Certificate, you may cancel your Certificate generally within 20 days (or such longer period as state law requires) of your receipt of the Certificate or, if later, 45 days after you sign the application for coverage. You may return the Certificate during this period for a refund. We will refund an amount equal to all premiums paid under the Certificate. You should review this prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.
Paragon Separate Account B (the “Separate Account”) consists of a number of Divisions (Divisions may be referred to as “Investment Divisions” in your Certificate and marketing materials) each of which invests solely in a Portfolio of a Fund. You may allocate net premiums to the Divisions that invest in the Portfolios available in your group insurance Plan or to the Fixed Account.
Please see the Appendix A of this prospectus for a list of the Portfolios available for your group insurance plan.
Please note that the Certificates and the Portfolios are not guaranteed to achieve their goals, are not federally insured, are not endorsed by any bank or government agency, and are subject to risks, including the loss of the amount invested.
Additional information about certain investment products, including variable life insurance, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov
The Securities and Exchange Commission (“SEC”) has not approved or disapproved the Certificate or determined that this Prospectus is adequate or complete. Any representation to the contrary is a criminal offense.

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IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT
	FEES AND EXPENSES			LOCATION IN PROSPECTUS
Charges for Early Withdrawal	None			—
Transaction Charges	You may be subject to transaction charges that may apply if you surrender your Certificate or make a partial withdrawal. You also may be charged for other transactions, such as when you make a premium payment or transfer cash value between investment options or exercise your Accelerated Benefits Rider.			“Charges and Deductions — Transaction Charges”
Ongoing Fees and Expenses (annual charges)	In addition to charges described above, an investment in the Certificate is subject to certain ongoing fees and expenses, including a mortality and expense risk charge and a monthly deduction covering the cost of insurance under the Certificate, monthly administrative charge and optional benefits added by rider, and such fees and expenses are set based on characteristics of the Insured (e.g., the age and rate class of the covered person) as well as the Group characteristics. Please refer to the specifications page of your Certificate for applicable rates.
	You will also bear expenses associated with the Portfolios available under your Certificate, as shown in the following table:			“Charges and Deductions — Monthly Deduction” “Charges and Deductions — Mortality and Expense Risk Charge” “Charges and Deductions — Portfolio Charges and Expenses”
	ANNUAL FEE	MIN	MAX
	Investment options (Portfolio fees and charges)	0.27%	0.71%
	RISKS			LOCATION IN PROSPECTUS
Risk of Loss	You can lose money by investing in this Certificate.			“Principal Risks”
Not a Short-Term Investment	The Certificates are designed to provide insurance protection. They should not be used as a short-term investment or if you need ready access to cash, because you will be charged when you make premium payments and you will also pay a transaction fee on partial withdrawals.			“Principal Risks”
Risks Associated with Investment Options	An investment in this Certificate is subject to the risk of poor investment performance and can vary depending on the performance of the Portfolios available under the Certificate. Each investment option (including any Fixed Account investment option) has its own unique risks. You should review the investment options before making an investment decision.			“Principal Risks”
Insurance Company Risks	Investments in the Certificate are subject to the risks related to Metropolitan Life, including any obligations (including under any Fixed Account investment option), guarantees, and benefits of the Certificate, which are subject to the claims paying ability of Metropolitan Life. If Metropolitan Life experiences financial distress, it may not be able to meet its obligations to you. More information about Metropolitan Life, including its financial strength ratings, is available upon request by calling 1-800-756-0124 or visiting: https://www.metlife.com/about-us/corporate-profile/ratings/.			“Principal Risks”
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	RISKS	LOCATION IN PROSPECTUS
Contract Lapse	Your Certificate may lapse if you have paid an insufficient amount of premiums or if the investment experience of the Portfolios is poor and the cash surrender value under your Certificate is insufficient to cover the monthly deduction. Lapse of a Certificate on which there is an outstanding loan may have adverse tax consequences. If the Certificate lapses, no death benefit will be paid. A Certificate may be reinstated if the conditions for reinstatement are met including the payment of required premiums.	“Principal Risks”
	RESTRICTIONS	LOCATION IN PROSPECTUS
Investments	At the present time, no charge is assessed against the cash value of a Certificate when amounts are transferred among the Divisions of the Separate Account and between the Divisions and the Fixed Account, but we reserve the right to impose a charge of $25 to cover administrative costs incurred in processing any transfer in excess of 12 in a Certificate year. Certificate owners may transfer cash value between and among the Divisions and the Fixed Account. Restrictions may apply to frequent transfers.
	Metropolitan Life reserves the right to remove or substitute portfolio companies as investment options that are available under the Certificate.	“Certificate Benefits — Transfers”
Optional Benefits	Rider availability is subject to your Employer making the rider available. Depending upon your Employer’s requirements, certain Certificate riders may only be able to be added to in force Certificates during the Employer’s annual enrollment. With respect to the dependent life benefit riders (spouse coverage or child coverage), depending upon your Employer’s elected rider benefit, you may also need to be on active status. You should check with your Employer regarding the availability of riders and whether you need to be on active status to elect the dependent life benefit riders spouse coverage or child coverage).	“Features of the Certificate — Additional Benefits and Riders”
	TAXES	LOCATION IN PROSPECTUS
Tax Implications	Consult with a tax professional to determine the tax implications of an investment in and payments received under this Certificate.
Withdrawals will be subject to ordinary income tax, and may be subject to tax penalties.
	Lapse of a Certificate on which there is an outstanding loan may have adverse tax consequences.	“Federal Tax Matters”
	CONFLICTS OF INTEREST	LOCATION IN PROSPECTUS
Investment Professional Compensation	Your investment professional may receive compensation relating to your ownership of a Certificate, both in the form of commissions and continuing payments. These investment professionals may have a financial incentive to offer or recommend the Certificate over another investment.	“Distribution of the Group Policy and the Certificates”
Exchanges	Some investment professionals may have a financial incentive to offer you a new policy in place of your current Certificate. You should only exchange your Certificate if you determine, after comparing the features, fees, and risks of both policies, that it is better for you to purchase the new policy rather than continue to own your existing Certificate.	“Distribution of the Group Policy and the Certificates”
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OVERVIEW OF THE CERTIFICATE
Purpose of the Certificate
The Certificate is designed for use in Employer-sponsored life insurance programs to provide employees who elect coverage tax deferred accumulation of assets through an investment portfolio and a death and/or other benefits. The Certificate may be appropriate for an investor who has a longer time horizon, is not purchasing the Certificate for short-term liquidity needs and desires life insurance coverage.
Premium Payments
Where provided by an Employer, the minimum initial premium and the planned premium will be remitted to us by the Employer on your behalf pursuant to a premium payment schedule (the “Payroll Deduction Plan”). You must authorize the amount of the premiums remitted by the Employer. If the Employer does not provide a Payroll Deduction Plan, you must pay the minimum premium and the planned premium directly to us. In addition to planned premiums, you may send unscheduled premium payments directly to us at any time and in any amount, subject to the minimum and maximum premium limitations. No insurance will take effect until the minimum initial premium set forth in the specifications pages of the Certificate is paid, and the health and other conditions, including eligibility of the Insured described in the application for insurance, must not have changed. Every premium payment (other than a planned premium) paid must be at least $20. We reserve the right not to accept a premium payment other than a planned premium for up to six months from the date a partial withdrawal is paid to you, unless the premium payment is required to keep the Certificate in force. We will not accept any premium payment that would cause your total premiums to exceed current maximum premium limitations that qualify the Certificate as life insurance according to federal tax laws. The planned premium is an amount that you arrange to pay for the Certificate that is based on the requested initial Face Amount, the Issue Age of the Insured and the charges under the Certificate. You are not required to pay premiums equal to the planned premium. Premium payments made directly to us should be sent to our Administrative Office. The payment of a given premium will not necessarily guarantee that your Certificate will remain in force. Rather, this depends on the Certificate’s cash surrender value. Insufficient premiums may result in lapse of the Certificate. Premiums may be allocated among the investment options including the Fixed Account. Additional information about each Portfolio including its Portfolio type, advisers and any sub-advisers as well as current expenses and certain performance information is included in Appendix A.
Features of the Certificate
The Certificate has a number of features designed to provide lifetime insurance coverage as well as maximum flexibility in connection with premium payments and death benefits, including flexibility to change the type and amount of the death benefit; flexibility in paying premiums; loan privileges; surrender privileges; and optional insurance benefits.
Standard Death Benefit. We pay death benefit proceeds to the Beneficiary once we have received satisfactory proof of the Insured’s death, or to you, before the Insured’s death and under circumstances described in available riders. The death benefit proceeds equal the death benefit PLUS any additional benefit provided by rider and MINUS any outstanding Indebtedness and any unpaid monthly deductions and any benefits paid under the Accelerated Benefits Rider as of the end of the Valuation Period that includes the date of the Insured’s death.
You may choose between two standard death benefit options available under the Certificate. After the first Certificate Anniversary, you may change the death benefit option while the Certificate is in force. Changing the
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death benefit option may have tax consequences. We calculate the amount payable under each death benefit option as of the Insured’s date of death.
•	Death Benefit Option A is a “Level Type” death benefit equal to the Face Amount of the Certificate or, if greater, a percentage of Cash Value based on federal tax law requirements.
•	Death Benefit Option B is an “Increasing Type” death benefit equal to the Face Amount of the Certificate plus the Cash Value or, if greater, a percentage of Cash Value based on federal tax law requirements. This option is the only option presented for purchase for certain Group Policies and Employer-sponsored programs.
So long as a Certificate remains in force, the death benefit under either option will be at least equal to the current Face Amount. The death benefit will never be less than the minimum amount required for the Certificate to be treated as life insurance under U.S. Federal income tax rules, as in effect on the date the Certificate was issued.
Surrenders. At any time that a Certificate is in effect, you may elect to surrender the Certificate and receive its Cash Surrender Value. A surrender may have tax consequences.
Partial Withdrawals. You may request to withdraw part of the Cash Surrender Value once each Certificate Month. Partial withdrawals may have federal income tax consequences and may increase the risk that your Certificate will lapse (terminate without value).
Transfers. Subject to certain restrictions, you may transfer Cash Value among the Divisions of the Separate Account or Fixed Account. There are restrictions on transfers involving the Fixed Account. We may restrict transfers in the future or even revoke the transfer privilege for certain Owners. For additional information on the restrictions we may impose on transfers and the costs and risks to you that can result from disruptive trading activities, see “Transfers.”
Loans. You may borrow against the Cash Value of a Certificate. We transfer a portion of the Cash Value equal to the amount of the loan, and an amount equal to the present value of the loan interest due, from each Division of the Separate Account and the Fixed Account to the Loan Account as collateral for the loan. The maximum amount you may borrow is an amount equal to 85% of the Cash Value on the date the loan is requested less any outstanding Indebtedness. We charge interest on the amount of the Certificate Loan at a maximum annual rate of 8%. We will credit interest on amounts in the Loan Account at an annual rate that will not be lower than the guaranteed minimum rate in effect on the issue date of your Group Policy, which in no event will be lower than 1%. Loans may have tax consequences.
Additional Benefits and Riders. We offer several optional insurance benefits and riders that provide supplemental benefits under the Certificate. These are the Waiver of Monthly Deductions During Total Disability Rider, Children's and Spouse's Dependent's Life Benefit Rider, Accelerated Benefits Rider, and Accidental Death and Dismemberment Insurance Rider. We generally deduct any monthly charges for these options and riders from the Cash Value as part of the monthly deduction. These riders may not be available in all states and some Plans may not offer certain riders. Please contact us at our Administrative Office for further details.
Paid-Up Certificate Benefit. You can choose to terminate the death benefit (and any riders in effect) and use all or part of the Cash Surrender Value as a single premium for a “paid-up” benefit. (“Paid-up” means no further premiums are required.)
FEE TABLES
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Certificate. We may charge fees and use rates that are lower than the maximum
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guaranteed charges reflected in the tables. The Employer chooses which charges, Group A, Group B or Group C, will apply to the Certificates issued to the Employees of the Employer. (See “Issuing the Certificate — Selection of Charge Structure (Group A, Group B and Group C).") Please refer to your Certificate specification page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the Certificate, surrender or make withdrawals from the Certificate, or transfer cash between investment options.
Transaction Charges
Charge	When Charge is Deducted	Maximum Amount Deducted
		Group A	Group B	Group C
Maximum Premium Expense Charge (load)(1)	Upon Receipt of Premium Payment	7.75% of each premium payment	7.75% of each premium payment	No explicit charge (2)
Premium Tax Charge(1)	Upon Receipt of Premium Payment	Group A	Group B	Group C
		2.25%	2.25%	No explicit charge(2)
Partial Withdrawal Charge	Upon each partial withdrawal from the Certificate	$25 (3)
Transfer Charge	Upon transfer in excess of 12 in a Certificate Year	$25 per transfer(4)
Accelerated Benefits Rider Administrative Charge	At the time an accelerated death benefit is paid	$150 (4)
(1)	On the specifications page of your Certificate the premium expense charge and the premium tax charge are combined into one amount that is referred to as the premium expense charge.
(2)	For Certificates issued under a Group C charge structure, the premium expense charge and the premium tax charge are not assessed as explicit charges; instead, they are included in the insurance rates resulting in a higher cost of insurance charge for these Certificates. (See “Selection of Charge Structure (Group A, Group B and Group C).”)
(3)	The partial withdrawal charge is equal to the lesser of $25 or 2% of the amount of the withdrawal.
(4)	We do not currently impose this charge.
The next table describes the fees and expenses that you will pay periodically during the time that you own the Certificate not including Portfolio fees and expenses.
Periodic Charges Other Than Annual Portfolio Expenses
Charge	When Charge Is Deducted	Maximum Amount Deducted
Base Contract Charge:
Cost of Insurance Charge(1):
• Minimum and Maximum Charge	Monthly	$0.26 to $112.63 per $1,000 net amount at risk
• Charge for a Representative Insured(2)		$0.81 per $1,000 net amount at risk
Administrative charge(3)	Monthly	Group A	Group B	Group C
		$6.50	No explicit charge(4)	No explicit charge (4)
Mortality and Expense Risk Charge(5)	Daily	0.90% (annually) of the net assets of each Division of the Separate Account
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Charge	When Charge Is Deducted	Maximum Amount Deducted
Loan Interest Spread(6)	Annually	2.0%
Optional Benefit Charges:
Waiver of Monthly Deductions During Total Disability Rider(7)
• Minimum and Maximum Charge(8)	Monthly	$0.10 to $.31 per $1,000 net amount at risk
• Charge for a Representative Insured(2)		$0.00 per $1,000 net amount at risk
Dependent’s Life Benefits Rider — Child	Monthly	$0.41 per $1,000 net amount at risk
Dependent’s Life Benefits Rider — Spouse(7)
• Minimum and Maximum Charge	Monthly	$0.26 to $112.63 per $1,000 net amount at risk
• Charge for Representative Insured(9)		$0.81 per $1,000 of net amount at risk
Accidental Death and Dismemberment Insurance Rider(7)
• Minimum and Maximum Charge	Monthly	$0.26 to $112.63 per $1,000 net amount at risk
• Charge for a Representative Insured(2)		$0.81 per $1,000 net amount at risk
(1)	Cost of insurance rates vary based on the Insured’s Attained Age and rate class. The cost of insurance charge will also vary depending on which charge structure the Employer has chosen for the Certificates. The cost of insurance charge is greater for participants in a Plan that uses a Group B or Group C charge structure than those in a Plan that uses a Group A charge structure. (See “Issuing the Certificate — Selection of Charge Structure (Group A, Group B and Group C).”) The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your Certificate will indicate the rider charges applicable to your Certificate. More detailed information concerning your cost of insurance charges is available on request from our Administrative Office.
(2)	A representative Insured is a person with an, attained age of 43, actively at work
(3)	The maximum administrative charge we can apply to any Certificate can vary but will not exceed the amounts in the table. Please refer to the specifications pages of your Certificate for the administrative charge that applies to your Certificate.
(4)	For Certificates issued under a Group B or Group C charge structure, the administrative charge is not assessed as an explicit charge; instead, it is included in the insurance rates resulting in a higher cost of insurance charge for these Certificates. (See "Selection of Charge Structure (Group A, Group B and Group C).”)
(5)	The Mortality and Expense Risk Charge is currently 0.75% (annually) of the net assets of each Division of the Separate Account.
(6)	While the amount we charge you is guaranteed not to exceed 8% annually and the amount we credit is guaranteed not to be lower than the guaranteed minimum annual rate in effect on the issue date of your Group Policy, which in no event will be lower than 1%. We also guarantee that the Loan Interest Spread will not be greater than 2%.
(7)	Charges for this rider vary based on the Insured’s individual characteristics. The cost of insurance charge shown in the table may not be representative of the charge that a you will pay. Your Certificate will indicate the rider charges applicable to your Certificate. More detailed information concerning your charges is available on request from our Administrative Office.
(8)	The maximum charge for these riders does not increase the maximum charge outlined under the maximum charge of the Cost of Insurance Charge.
(9)	For Dependent’s Life’s Benefits Rider — Spouse, a representative Insured is an employee’s spouse that has an attained age of 43.
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The next table shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Certificate. A complete list of the Portfolios available under the Certificate, including their annual expenses, may be found in Appendix A at the back of this document.
Annual Portfolio Operating Expenses
	Minimum	Maximum
Annual Portfolio Expenses (as a percentage of average net assets) (expenses that are deducted from Portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.27%	0.71%
PRINCIPAL RISKS
Investment Risk
If you invest your Cash Value in one or more Divisions of the Separate Account, then you will be subject to the risk that the investment performance of the Divisions will be unfavorable and that the Cash Value will decrease. An investment in this Certificate is subject to the risk of poor investment performance and can vary depending on the performance of the Portfolios available under the Certificate. Each investment option (including any Fixed Account option) has its own unique risks. You should review the investment options before making an investment decision. A comprehensive discussion of the risks of each of the Portfolios may be found in each Portfolio’s prospectus. Please refer to the prospectuses for the Portfolios for more information. There is no assurance that any of the Portfolios will achieve its stated investment objective. In addition, we deduct Certificate fees and charges from your Cash Value, which can significantly reduce your Cash Value. During times of poor investment performance, this deduction will have an even greater impact on your Cash Value. You could lose everything you invest and your Certificate could lapse without value, unless you pay additional premium.
If you allocate premiums to the Fixed Account, then we credit your Cash Value (in the Fixed Account) with a declared rate of interest. You assume the risk that the interest rate on the Fixed Account may decrease, although it will never be lower than the guaranteed minimum annual rate in effect on the issue date of your Group Policy, which in no event will be lower than 1%.
Risk of An Increase In Current Fees and Expenses
Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. In the future, we may increase these current charges up to the guaranteed (that is, maximum) levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Certificate in force.
Certificate Lapse
If your Cash Surrender Value is not enough to pay the monthly deduction and other charges, your Certificate may enter a 62-day grace period. We will notify you that the Certificate will lapse (terminate without value) unless you make sufficient payment during the grace period. Your Certificate also may lapse if your Indebtedness exceeds your Cash Value on any Monthly Anniversary. If either of these situations occurs, your Certificate will be in default and you must pay a specified amount of new premium to prevent your Certificate from lapsing. Subject to certain conditions and our underwriting rules, you may reinstate a lapsed Certificate within three years after the date of lapse and before the Maturity Date. In certain situations your Certificate may also terminate if your Employer ends its participation in the Group Policy.
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Limitations on Access to Cash Value
We limit partial withdrawals of cash value from the Certificates to amounts not less than $200 and we reserve the right to limit withdrawals you request from the Fixed Account, to not more than the 25% of the largest amount in the Fixed Account over the last four Certificate years (or since the Date of Certificate if the Certificate has been in effect for less than four years).
Limitations on Transfers
We do not currently charge for transfers, but we reserve the right to charge up to $25 per transfer to cover administrative costs incurred in processing any transfer in excess of 12 in a Certificate year, except for transfers under the Automated Investment Strategies. We have adopted procedures to limit excessive transfer activity. In addition, each Fund may restrict or refuse certain transfers among, or purchases of shares in their Portfolios as a result of certain market timing activities. You should read each Portfolio’s prospectus for more details. The minimum amount you may transfer is $200 or, if less, the total amount in an investment option. We reserve the right to limit transfers from the Fixed Account in any Certificate year to 25% of the largest amount in the Fixed Account over the last four Certificate years (or since the Date of Certificate if the Certificate has been in effect for less than four years).
Tax Treatment
To qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Certificate must satisfy certain requirements which are set forth in the Internal Revenue Code (the “Code”). Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Certificate should satisfy the applicable requirements. If it is subsequently determined that a Certificate does not satisfy the applicable requirements, we may take appropriate steps to bring the Certificate into compliance with such requirements and we reserve the right to restrict Certificate transactions in order to do so. The insurance proceeds payable upon death of the Insured will never be less than the minimum amount required for a Certificate to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Certificate was issued.
Depending on the total amount of premiums you pay, the Certificate may be treated as a “modified endowment contract” (“MEC”) under Federal tax laws. If a Certificate is treated as a MEC, then surrenders, partial withdrawals, and loans under the Certificate will be taxable as ordinary income to the extent there are earnings in the Certificate. In addition, a 10% penalty tax may be imposed on surrenders, partial withdrawals, and loans taken before you reach age 59 1⁄2.
Under current federal income tax law, the taxable portion of distributions from variable life contracts is taxed at ordinary income tax rates and does not qualify for the reduced tax rate applicable to long-term capital gains and dividends.
You should consult a qualified tax adviser for assistance in all Certificate-related tax matters.
Surrender And Partial Withdrawals (Short-Term Investment Risk)
We designed the Certificate to meet long-term financial goals. To best realize the benefits available through the Certificate, including the benefit of tax deferred build-up of Cash Value, you should purchase the Certificate only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Certificate if you intend to surrender all or part of the Certificate in the near future. The Certificate is not suitable as a short-term savings vehicle. A surrender, in whole or in part, may have tax consequences and may increase the risk that your Certificate will lapse.
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We assess a partial withdrawal transaction charge equal to the lesser of $25 or 2% of the amount withdrawn. A partial withdrawal may reduce the Face Amount as well as the death benefit. In certain circumstances, the reduction of the death benefit resulting from a partial withdrawal also may affect the cost of insurance charge and the amount of insurance protection afforded under a Certificate. Partial withdrawals may have tax consequences and may increase the risk that your Certificate will lapse.
Loans
A Certificate Loan, whether or not repaid, will affect Cash Value over time because we subtract the amount of the Certificate Loan from the Divisions of the Separate Account and/or the Fixed Account and hold that amount in the Loan Account. This loan collateral does not participate in the investment performance of the Divisions of the Separate Account.
We reduce the amount we pay on the Insured’s death, surrender, or the maturity of the Certificate, by the amount of any Indebtedness. Your Certificate may lapse (terminate without value) if the Indebtedness exceeds the Cash Value on any Monthly Anniversary.
A Certificate Loan may have tax consequences. If you surrender the Certificate or allow the Certificate to lapse or if the Certificate terminates while a Certificate Loan is outstanding, the amount of the outstanding Indebtedness, to the extent it has not previously been taxed, will be added to any amount you receive and taxed accordingly.
Pandemics and Other Public Health Issues
The pandemic spread of the novel coronavirus COVID-19 has caused and may continue to cause illnesses and deaths. This pandemic, other pandemics, and their related major public health issues, and governmental, business and consumer reactions to them, have affected and may continue to have a major impact on the global economy and financial markets. Governmental and non-governmental organizations may not effectively combat the spread and severity of such a pandemic, increasing uncertainty, and creating the potential for more rapid changes to which the Company may find it more difficult to adjust. For example, regulatory action in response to pandemics or other health issues may impose new requirements affecting the Company’s obligations under your Certificate, exposing the Company to risks and costs that the Company is unable to foresee or underwrite.
Cybersecurity
Our business is highly dependent upon the effective operation of our information systems, and those of our service providers, vendors, and other third parties. Cybersecurity breaches of such systems can be intentional or unintentional events, and can occur through unauthorized access to computer systems, networks or devices; infection from computer viruses or other malicious software code; or attacks that shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality and our disaster recovery systems may be insufficient to safeguard our ability to conduct business. Cybersecurity breaches can interfere with our processing of Certificate transactions, including the processing of transfer orders from our website or with the Portfolios; impact our ability to calculate Accumulation Unit Values; cause the release and possible loss or destruction of confidential Certificate Owner or business information; impede order processing or cause other operational issues; and result in regulatory enforcement actions or new laws or regulations which could increase our compliance costs. Although we continually make efforts to identify and reduce our exposure to cybersecurity risk, and we require our critical vendors to implement effective cybersecurity and data protection measures, there is no guarantee that we will be able to successfully manage this risk at all times.
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Insurance Company Risks
Certificates are subject to the risks related to Metropolitan Life, including any obligations (including under any Fixed Account investment option), guarantees and benefits of the Certificate, which are subject to the claims paying ability of Metropolitan Life. If Metropolitan Life experiences financial distress, it may not be able to meet its obligations to you. More information about Metropolitan Life, including its financial strength ratings, is available upon request by calling (800) 756-0124.
THE COMPANY AND THE FIXED ACCOUNT
The Company
Metropolitan Life Insurance Company is a provider of insurance, annuities, employee benefits and asset management. We are also one of the largest institutional investors in the United States with a General Account portfolio invested primarily in fixed income securities (corporate, structured products, municipals, and government and agency) and mortgage loans, as well as real estate, real estate joint ventures, other limited partnerships and equity securities. Metropolitan Life Insurance Company was incorporated under the laws of New York in 1868. The Company’s office is located at 200 Park Avenue, New York, New York 10166-0188. The Company is a wholly-owned subsidiary of MetLife, Inc. Obligations to Owners and Beneficiaries that arise under the Policy are obligations of MetLife.
The Fixed Account
The Fixed Account is part of the Company’s General Account. The General Account consists of all assets owned by MetLife other than those in the Separate Account and other separate accounts. We own the assets in the General Account and we use these assets to support our insurance and annuity obligations other than those funded by our separate investment accounts. These assets are subject to our general liabilities from business operations. Subject to applicable law, we have sole discretion over the investment of the assets of the General Account. We guarantee that the amounts allocated to the Fixed Account will be credited interest daily at a net effective annual interest rate that will not be lower than the guaranteed minimum rate in effect on the issue date of your Group Policy, which in no event will be lower than 1%. The principal, after charges and deductions, also is guaranteed. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion.
Restrictions on Partial Withdrawals and Transfers From the Fixed Account. An Owner may withdraw a portion of Cash Value from the Fixed Account. The maximum amount that can be withdrawn in any Certificate Year (through partial withdrawals or transfers) from the Fixed Account is 25% of the largest amount in the Fixed Account over the last four Certificate Years (or less if the Certificate has been in force for less than four Certificate Years). We are not currently enforcing this restriction for partial withdrawals from the Fixed Account but reserve our right to do so in the future. It is important to note that since we are enforcing the restrictions on transfers from the Fixed Account, it could take a number of years to fully transfer a current balance in the Fixed Account to the Divisions of the Separate Account. You should keep this in mind when considering whether an allocation of Cash Value to the Fixed Account is consistent with your risk tolerance and time horizon.
Transfers and Partial Withdrawals from the Fixed Account are also subject to the general provisions regarding transfers and partial withdrawals. (See “Surrenders and Partial Withdrawals” and “Transfers.”) The total amount available for withdrawal may not exceed the total Cash Surrender Value of the Certificate.
The Loan Account is part of the General Account.
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We have not registered interests in the Fixed Account under the Securities Act of 1933, nor have we registered the Fixed Account as an investment company under the 1940 Act.
THE SEPARATE ACCOUNT AND THE PORTFOLIOS
The Separate Account
The Separate Account was established as a separate investment account on January 4, 1993 and is subject to New York law. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”) and meets the definition of a “separate account” under federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account or the Company by the SEC. The Separate Account may be used to support other variable insurance policies we issue.
The investment adviser to certain of the Portfolios offered with the Group Policy or with other group policies issued through the Separate Account may be regulated as a Commodity Pool Operator. While MetLife does not concede that the Separate Account is a commodity pool, MetLife has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodities Exchange Act (“CEA”), and is not subject to registration or regulation as a pool operator under the CEA.
The Separate Account is divided into Divisions, each of which invests in shares of a Portfolio. The Portfolios that are available in the Certificate vary by Plan. Income and both realized and unrealized gains or losses from the assets of the Separate Account are credited to or charged against that Separate Account without regard to income, gains, or losses from any other business the Company may conduct.
We segregate the assets in the Separate Account from our Fixed Account assets. The assets in the Separate Account shall at least equal the Separate Account reserves and other liabilities under the Certificates. Under applicable state insurance law, assets equal to the reserves and other liabilities under the Certificates are not chargeable with liabilities arising out of any other business of MetLife. If the assets in the Separate Account exceed the reserves and other liabilities under the Certificates, then we may, from time to time in the normal course of business, transfer the excess to our Fixed Account. Such excess amounts may include, without limitation, amounts representing fees and charges incurred, but not yet deducted from the Separate Account. Before making any such transfers, we will consider any possible adverse impact the transfer may have on the Separate Account.
We are obligated to pay all amounts promised to investors under the Certificates. The assets of the Separate Account may not be used to pay any liabilities of MetLife other than those arising under the Certificates or other policies or certificates funded by the Separate Account. Any such amount that exceeds the Certificate’s Cash Value in the Separate Account is paid from our General Account. Death benefit amounts and any optional benefits paid from the General Account are subject to the financial strength and claims paying ability of the Company and our long term ability to make such payments. We issue other life insurance policies and annuity contracts where we pay all money we owe under those policies and contracts from our General Account. MetLife is regulated as an insurance company under state law, which includes, generally, limits on the amount and type of investments in its General Account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product.
We do not guarantee any money you place in the Divisions of the Separate Account. The value of each Division of the Separate Account will increase or decrease, depending on the investment performance of the corresponding Portfolio. You could lose some or all of your money.
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The Portfolios
The Portfolios available under the Certificate including each Portfolio name, Portfolio type, adviser, sub-adviser, current expenses and average annual total returns of each Portfolio are set forth in Appendix A. Each Portfolio Prospectus and Statement of Additional Information contain information about each Portfolio and may be obtained by visiting dfinview.com/metlife/tahd/MET000249 or calling (800) 756-0124.
Each Division of the Separate Account invests solely in shares of a Portfolio. Each Portfolio is part of a mutual fund that is registered with the SEC as an open-end, management investment company. This registration does not involve supervision of the management or investment practices or policies of the Portfolios or the Funds by the SEC.
The assets of each Portfolio are held separate from the assets of the other Portfolios, and each Portfolio has investment objectives and policies that are generally different from those of the other Portfolios. The income or losses of one Portfolio generally have no effect on the investment performance of any other Portfolio.
In addition to the Separate Account, the Portfolios may sell shares to other separate accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans, or to certain pension and retirement plans qualifying under Section 401 of the Internal Revenue Code. It is possible that, in the future, material conflicts could arise as a result of such “mixed and shared” investing.
These Portfolios are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public. The investment objectives and policies of certain Portfolios are similar to the investment objectives and policies of other portfolios that may be managed by the same investment adviser or manager. The investment results of the Portfolios may differ from the results of these other portfolios. There can be no guarantee, and no representation is made, that the investment results of any of the Portfolios will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or manager.
There is no assurance that any of the Portfolios will achieve its stated objective. For example, an investment in a money market portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any governmental agency and, during periods of low interest rates, the yields of money market Divisions may become extremely low and possibly negative. More detailed information, including a description of risks and expenses, is in the prospectuses for the Portfolios.
Certain Payments We Receive With Regard to the Portfolios. An investment adviser or subadviser of a Portfolio, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing and support services with respect to the Certificates and, in the Company’s role as an intermediary, with respect to the Portfolios. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. Owners, through their indirect investment in the Portfolios, bear the costs of these advisory fees. (See the Portfolios’ prospectuses for more information.) The amount of the payments we receive is based on a percentage of assets of the Portfolios attributable to the Certificates and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.
Additionally, an investment adviser or subadviser of a Portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the Certificates and may pay us and/or certain of our affiliates amounts to
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participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliates) with increased access to persons involved in the distribution of the Certificates.
As of December 31, 2021, approximately 87% of Portfolio assets held in separate accounts of Metropolitan Life Insurance Company and its affiliates were allocated to Portfolios in Brighthouse Funds Trust I and Brighthouse Funds Trust II. We and certain of our affiliated companies have entered into agreements with Brighthouse Investment Advisers, LLC, Brighthouse Funds Trust I and Brighthouse Funds Trust II whereby we receive payments for certain administrative, marketing and support services described in the previous paragraphs. Currently, the Portfolios in Brighthouse Funds Trust I and Brighthouse Funds Trust II are only available in variable annuity contracts and variable life insurance policies issued by MetLife and its affiliates, as well as Brighthouse Life Insurance Company and its affiliates. Should we or Brighthouse Investment Advisers, LLC decide to terminate the agreements, we would be required to find alternative Portfolios which could have higher or lower costs to the Owner. In addition, the amount of payments we receive could cease or be substantially reduced which would have a material impact on our financial statements.
Selection of Portfolios. We select the Portfolios offered through the Certificate based on a number of criteria, including asset class coverage, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolio’s adviser or sub-adviser is one of our affiliates or whether the Portfolio, its adviser, its sub-adviser(s), or an affiliate will make payments to us or our affiliates. For additional information on these arrangements, see “Certain Payments We Receive with Regard to the Portfolios” above. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new premium payments and/or transfers of Cash Value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from Owners. In some cases, we have included Portfolios based on recommendations made by selling firms. These broker-dealer firms may receive payments from the Portfolios they recommend and may benefit accordingly from the allocation of Cash Value to such Portfolios. We may also consider funds for Plans based on suggestions or requests from Employers. We do not provide investment advice and do not recommend or endorse any particular Portfolios. You bear the risk of any decline in the Cash Value of your Certificate resulting from the performance of the Portfolios you have chosen.
Addition, Deletion, or Substitution of Portfolios. We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares of the Portfolios that are held by the Separate Account or that the Separate Account may purchase. We reserve the right to (i) eliminate the shares of any of the Portfolios and (ii) substitute shares of another fund if the shares of a Portfolio are no longer available for investment, or further investment in any Portfolio becomes inappropriate in view of the purposes of the Separate Account. New or substitute Portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not substitute any shares without notice to the Owner and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law.
We also reserve the right to establish additional Divisions of the Separate Account. We will establish new Divisions when marketing needs or investment conditions warrant. Any new Division will be made available to existing Owners on a basis to be determined by the Company. If approved by the SEC, to the extent required by the 1940 Act or other applicable law, we may also:
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•	eliminate or combine one or more Divisions;
•	substitute one Division for another Division; or
•	transfer assets between Divisions if marketing, tax, or investment conditions warrant.
We will notify all Owners of any such changes.
If we deem it to be in the best interests of persons having voting rights under the Certificate, and to the extent any necessary SEC approvals or Owner votes are obtained, the Separate Account may be:
•	operated as a management company under the 1940 Act;
•	deregistered under that Act in the event such registration is no longer required; or
•	combined with other separate accounts of the Company.
To the extent permitted by applicable law, we may transfer the assets of the Separate Account associated with the Certificate to another separate account.
We cannot guarantee that the shares of the Portfolios will always be available. The Portfolios each sell shares to the Separate Account in accordance with the terms of a participation agreement between the Portfolio distributors and us. Should this agreement terminate or should shares become unavailable for any other reason, the Separate Account will not be able to purchase the existing Portfolio shares. Should this occur, we will be unable to honor your requests to allocate Cash Values or premium payments to the Divisions of the Separate Account investing in such shares. In the event that a Portfolio is no longer available, we will take reasonable steps to obtain alternative investment options.
Voting Portfolio Shares. Although we are the legal owner of the Portfolio shares held in the Separate Account Divisions, and have the right to vote on all matters submitted to shareholders of the Portfolios, we will vote our shares only as Owners instruct, so long as such action is required by law.
Before a vote of a Portfolio’s shareholders occurs, Owners will receive voting materials. We will ask each Owner to instruct us on how to vote and to return his or her proxy to us in a timely manner. Each Owner will have the right to instruct us on the number of Portfolios shares that corresponds to the amount of Cash Value he or she has in that Portfolio (as of a date set by the Fund).
If we do not receive voting instructions on time from some Owners, we will vote those shares in the same proportion as the timely voting instructions we receive and, therefore, the outcome of the vote could be decided by a few Owners who provide timely voting instructions. Should federal securities laws, regulations, or interpretations change, we may elect to vote Portfolio shares in our own right. If required by state insurance rules, or if permitted under federal regulation, under certain circumstances we may disregard certain Owner voting instructions.
ISSUING THE GROUP POLICY AND THE CERTIFICATES
General Information
An Employer will participate in the Group Policy issued to the MetLife Group Insurance Trust, a multi- employer/ organization trust, or to a similar trust, (the “Trust”) established for use in group insurance programs. In some states, we may issue a Group Policy directly to the Employer. The Group Variable Universal Life Insurance Plan provided through a Group Policy issued directly to the Employer or provided through the Employer’s participation in the Group Policy issued to the Trust is referred to as the “Plan.” Employees may own Certificates issued under
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the Group Policy that covers the Employer’s Plan. Whether the Plan is provided through a Group Policy issued directly to the Employer or through the Employer’s participation in the Group Policy issued to the Trust will not result in any differences in the rights and benefits of the Employers or Owners of Certificates under the Plan.
The Employer or the Trust owns the Group Policy, but does not have any ownership interest in the Certificates issued under the Group Policy. Rights and benefits under the Certificates inure to the benefit of the Owners (generally, Employees), Insureds and Beneficiaries as set forth herein.
Generally, a Certificate is available for Insureds between Issue Ages 17-70 who supply satisfactory evidence of insurability. We may issue Certificates to individuals falling outside that range of Issue Ages, or decline to issue Certificates to individuals within that range of Issue Ages. The Insured under a Certificate is usually an employee of the Employer.
Currently, the minimum initial Face Amount is $10,000. The maximum Face Amount varies by Plan. We reserve the right to modify at any time our minimum Face Amount on new contracts. The Owner may change the Face Amount (subject to the minimum and maximum amounts applicable to his or her Certificate) and the death benefit option, but in certain cases evidence of insurability may be required. (See “Certificate Benefits — Death Benefit.”)
On behalf of Owners, the Employer may elect to make planned premium payments under the Plan equal to an amount authorized by Employees to be deducted from their wages or otherwise made available to the Employer. If the Employer does not so elect, we will bill Owners directly for the planned premium payments. In addition, Owners may pay additional premiums.
Selection of Charge Structure (Group A, Group B and Group C)
Three different charge structures are available for the administrative convenience of the Employer, who chooses which charge structure will apply to the Certificates issued to the Employer’s Employees. Group B and Group C may not be available to Employer-sponsored programs that qualify as plans under ERISA. Please refer to the specifications page of your Certificate to see which charge structure applies to your Certificate.
The difference among the three groups is whether we will assess a premium tax charge, a premium expense charge or an administrative charge as an explicit charge or increase our insurance rates to include it in the cost of insurance charge. For Certificates in Group A, we assess each of these charges as explicit charges. For Certificates in Group B, we do not assess an explicit administrative charge; instead, we include the administrative charge in our insurance rates resulting in a higher cost of insurance charge for these Certificates than for the Certificates in Group A. For Certificates in Group C, we do not assess an explicit administrative charge, an explicit premium tax charge nor an explicit premium expense charge. We include these charges in our insurance rates resulting in a higher cost of insurance charge for these Certificates than for the Certificates in Group A or Group B.
It is our intention that the total amount of the charges under either the Group A, Group B or Group C charge structure be the same for Employees in the aggregate under a Plan. However, in order to include a premium tax charge, premium expense charge and an administrative charge in our insurance rates, we must make certain assumptions to calculate the amount by which the insurance rates must increase to cover these expenses. In order to convert a charge based on premiums into an increase in our insurance rates, we must assume the aggregate amount of premium that we expect to receive. To convert a per Certificate administrative charge into an increase in our insurance rates, we must assume an average Certificate Face Amount. If the actual aggregate premiums paid or the actual average Certificate Face Amount differs from our assumptions, then the total charges under Group B or Group C will differ from the total charges under Group A. Since our assumptions are conservative, the total charges under Group B and Group C are likely to be higher than in Group A.
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The total amount of charges may also be higher or lower for any particular Employee depending on which charge structure the Employer chooses. When we increase our insurance rates to cover a premium tax charge, a premium expense charge and an administrative charge, the increase is based on an assumed aggregate amount of premiums paid (for premium expenses and taxes) and on an assumed average Certificate Face Amount (for administrative expenses) and the increase is spread across all Employees. Therefore, for Employees who do not make additional premium payments, total charges will be higher than they would have been had a premium tax charge and premium expense charge been assessed as an explicit charge. Similarly, for Employees whose Face Amount is larger than the assumed Face Amount, total charges will be higher than they would have been had an administrative charge been assessed as an explicit charge.
Procedural Information
We generally will provide a Plan to Employers whose Employees meet the eligibility requirements for Owners (and/or Insureds) under the Plan. The class(es) of Employees covered by a particular Plan is/ are set forth in the Group Policy’s specifications pages for that Employer.
Employees wishing to purchase a Certificate under a Plan must complete the appropriate application for insurance and submit it to our authorized representative or us at our Administrative Office. We will issue a Certificate for the Employer to give to each Owner.
Acceptance of an application is always subject to our underwriting rules, and we reserve the right to reject an application for any reason permitted by law.
Employee Eligibility. To be eligible to purchase a Certificate, an Employee must be actively at work at the time he or she submits the application for Insurance and on the Effective Date of the Certificate. In addition, the Employer may determine specific classes to which the Employee must belong to be eligible to purchase a Certificate. “Actively at work” means that the Employee must work for the Employer at the Employee’s usual place of work (or such other places as required by the Employer) for the full number of hours and the full rate of pay set by the employment practices of the Employer. Ordinarily the time worked per week must be at least 30 hours. We reserve the right to waive or modify the “actively at work” requirement.
The Employer also may require that an individual be its Employee as of a certain date or for a certain period of time. We will set forth this date or time period in the Group Policy specifications pages for that Employer. Employees of any Associated Companies of the Employer will be considered Employees of the Employer. If the Employer is a partnership, a partner may be an Employee.
Guaranteed Issue. We generally will issue the Certificate and any Dependent’s Life Benefits Rider applied for by the Employee pursuant to our guaranteed issue underwriting procedure. We offer the guaranteed issue procedure only when an Employee is first given the opportunity to purchase a Certificate. Under this procedure, the Employee is only required to answer qualifying questions in the application for Insurance; the Employee is not required to submit to a medical or paramedical examination. The maximum Face Amount that an Employee can generally apply for under the guaranteed issue procedure (“Guaranteed Issue Amount”) varies by Plan.
Simplified Underwriting. We will follow simplified underwriting procedures rather than guaranteed issue procedures if:
•	the Face Amount exceeds the Guaranteed Issue Amount described above;
•	the Certificate has previously been offered to the Employee;
•	the requirements for guaranteed issue set forth in the application for Insurance are not met; or
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•	the Certificate is offered through programs for which guaranteed issue underwriting is not available.
In addition, we will follow simplified underwriting procedures in connection with the issuance of a Dependent’s Life Benefits rider, if the Employee is not eligible for guaranteed issue underwriting, or (even if the Employee is eligible for guaranteed issue underwriting) if the spouse or child does not satisfy the guaranteed issue underwriting requirements set forth in the application for Insurance.
Under simplified underwriting procedures, the Employee must respond satisfactorily to certain health questions in the application. A paramedical exam may be required. We will then determine whether a Certificate can be issued. (The underwriting method followed will affect cost of insurance rates. See “Charges and Deductions — Cost of Insurance Rates.”)
Employee’s Spouse. We generally offer coverage for an Employee’s spouse through the Dependent’s Life Benefits Rider. In certain Plans, we may issue a Certificate to the Employee covering his or her spouse. Before issuing such a Certificate, we must receive an appropriate application for Insurance. We will subject the spouse to the simplified underwriting procedure described above; guaranteed issue underwriting is available in certain instances. The cost of insurance charge will be based on the age of the Employee or the age of the spouse, depending on the Plan. The Dependent’s Life Benefits Rider for a spouse provides only term insurance on the life of the spouse and does not provide for the accumulation of cash value that the Certificate provides.
Effective Date of the Certificate. The Effective Date of the Certificate is the date on which insurance coverage shall take effect and is set forth in the specifications pages of the Certificate. Before the Effective Date of the Certificate can be determined, all of the following conditions must be met:
•	the appropriate application for Insurance is signed;
•	the minimum initial premium has been paid prior to the Insured’s death;
•	the Insured is eligible for the Certificate; and
•	the information in the application is determined to be acceptable to the Company.
Once all of these conditions are met, the Effective Date of the Certificate will be the same day of the month as the Plan Anniversary Date. Therefore, the Effective Date of the Certificate will be the same day of the month for all Certificates in a Plan. An Employer can choose whether Certificates that meet the above conditions in any month will have an Effective Date of the Certificate that is the current month or the following month. For example, hypothetically if the Plan Anniversary Date is July 1, 2022 and all the conditions for a particular Certificate are met on October 15, 2022, the Employer may choose as the Effective Date of the Certificate either October 1, 2022 or November 1, 2022, and this date will then be shown on the specifications pages of the Certificates.
Right to Examine Certificate (Free Look Right)
Initial Free Look Period. The free look period begins when you receive your Certificate. The free look period generally ends within 20 days (or such longer period as state law requires) of your receiving the Certificate or, if later, 45 days after you sign the application for coverage. During the free look period, any premiums that we have received will be allocated to the Divisions of the Separate Account and/or the Fixed Account, in accordance with your instructions. You may return the Certificate during this period for a refund. We will refund an amount equal to all premiums paid under the Certificate.
To cancel the Certificate, you should mail or deliver the Certificate directly to us at our Administrative Office. A refund of premiums paid by check may be delayed until the check has cleared the Owner’s bank. (See “General Matters Relating to the Certificate — Postponement of Payments.”)
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Free Look For Increase in Face Amount. Similarly, you may cancel an increase in Face Amount within 20 days from the date you received the new Certificate specifications pages for the increase.
If you cancel the Face Amount increase, you may request that we refund the amount of the additional charges deducted in connection with the increase. If no request is made, we will increase the Certificate’s Cash Value by the amount of these additional charges. We will allocate this amount among the Divisions and/or the Fixed Account, in the same manner as it was deducted.
Ownership Rights
The Certificate belongs to the person named in the application, unless later changed. The Owner is usually the same as the Insured unless the application specifies a different person as the Owner or the Owner is changed thereafter. If the Owner is not the Insured and dies before the Insured, the Owner’s interest will go to his or her estate unless otherwise provided. Before the Maturity Date, Owners may exercise their rights and privileges under the Certificates, subject to the right of any assignee of record and any irrevocably designated Beneficiary. The principal rights of the Owner include selecting and changing the Beneficiary, changing the Owner, and assigning the Certificate. Changing the Owner or assigning the Certificate may have tax consequences. After the Maturity Date, the Owner cannot change the payee or the mode of payment of death benefit proceeds, unless otherwise provided in the Certificate.
We reserve the right to limit or modify the manner in which an Owner may exercise the rights and privileges under the Certificate. For example, we reserve the right to restrict changes in the death benefit option and changes in the Face Amount in the first Certificate Year and thereafter to certain monthly dates determined by the Employer in accordance with the Plan. No change will be permitted that would result in the death benefit under a Certificate being included in gross income for failure to meet the requirements of Section 7702 of the Internal Revenue Code or any applicable successor provision.
We will send all reports and other notices described herein or in the Certificate directly to the Owner.
Modifying the Certificate
Any modification or waiver of our rights or requirements under the Certificate must be in writing and signed by our president or a vice president. No agent may bind us by making any promise not contained in the Certificate.
Upon notice to you, we may modify the Certificate:
•	to conform the Certificate, our operations, or the Separate Account’s operations to the requirements of any law (or regulation issued by a government agency) to which the Certificate, or our Company, or the Separate Account is subject;
•	to assure continued qualification of the Certificate as a life insurance contract under the federal tax laws; or
•	to reflect a change in the Separate Account’s operation.
If we modify the Certificate, we will make appropriate endorsements to the Certificate. If any provision of the Certificate conflicts with the laws of a jurisdiction that governs the Certificate, we reserve the right to amend the provision to conform to these laws.
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PREMIUMS
Premium Payments
Where provided by an Employer, the minimum initial premium and the planned premium will be remitted to us by the Employer on your behalf pursuant to a premium payment schedule (the “Payroll Deduction Plan”). You must authorize the amount of the premiums remitted by the Employer. Please note that if the Employer does not remit premiums on a timely basis in accordance with the established premium payment schedule, you may not participate in investment experience under your Certificate until the premium has been received and credited to your Certificate in accordance with our established administrative procedures. If the Employer does not provide a Payroll Deduction Plan, you must pay the minimum premium and the planned premium directly to us. In addition to planned premiums, you may send unscheduled premium payments directly to us at any time and in any amount, subject to the minimum and maximum premium limitations described below. Premium payments made directly to us should be sent to our Administrative Office. The payment of an unscheduled premium payment may have federal income tax consequences.
Minimum Initial Premium
No insurance will take effect until the minimum initial premium set forth in the specifications pages of the Certificate is paid, and the health and other conditions, including eligibility of the Insured described in the application for insurance, must not have changed. The planned premium is an amount that you arrange to pay for the Certificate that is based on the requested initial Face Amount, the Issue Age of the Insured and the charges under the Certificate. (See “Premium Flexibility” below.) You are not required to pay premiums equal to the planned premium.
We will apply the minimum initial premium to a Certificate on the Investment Start Date. We will apply subsequent premiums as of the Valuation Date we receive the premiums. (See “Allocation of Net Premiums and Cash Value.”) Premiums will be “received” on a Valuation Date when we receive at our Administrative Office, before the New York Stock Exchange closes for regular trading (usually 4:00 p.m. Eastern time), the premium as well as the supporting documentation necessary for us to determine the amount of premium per Certificate. Notwithstanding the foregoing, premiums that the Employer remits to cover the next monthly charges due are allocated to, and deducted from, a Certificate’s Cash Value on the Monthly Anniversary and therefore do not participate in the investment experience of the Separate Account.
If mandated by applicable law, the Company may be required to reject a premium payment until instructions are received from appropriate regulators. We also may be required to provide additional information about you and your account to government regulators.
Premium Flexibility
After the initial premium, and subject to the limitations described below, premiums may be paid in any amount and at any interval. A planned premium payment schedule provides for premium payments in a level amount at fixed intervals (usually monthly) agreed to by the Employer and us. You may skip planned premium payments. Making planned premium payments does not guarantee that the Certificate will remain in force. The Certificate will not necessarily lapse if you fail to make planned premium payments. Rather, this depends on the Certificate’s cash surrender value. If the cash surrender value on any monthly anniversary is less than the monthly deduction you will need to make a premium payment within the grace period to cover the monthly deduction. We will notify you at the beginning of the grace period by mail. The notice will specify the amount of premium required to keep the
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Certificate in force, and the date the payment is due. Subject to minimum premium requirements, the amount of the premium required to keep the Certificate in force will be the amount of the current monthly deduction. If we do not receive the specified minimum payment within the grace period, the Certificate will lapse and terminate without Cash Value. Upon lapse, any Indebtedness is extinguished and any collateral in the Loan Account is returned to the Company. If the Insured dies during the grace period, any overdue monthly deductions and Indebtedness will be deducted from the death benefit payable.  (See “Certificate Lapse and Reinstatement.”)
Premium Limitations
Every premium payment (other than a planned premium) paid must be at least $20. We do not accept payment of premiums in cash or by money order. We reserve the right not to accept a premium payment other than a planned premium for up to six months from the date a partial withdrawal is paid to you, unless the premium payment is required to keep the Certificate in force.
We have established procedures to monitor whether aggregate premiums paid under a Certificate exceed the current maximum premium limitations that qualify the Certificate as life insurance according to federal tax laws. We will not accept any premium payment that would cause your total premiums to exceed those limits. If a premium payment would cause your total premiums to exceed the maximum premium limitations, we will accept only that portion of the premium that would make total premiums equal the maximum amount that may be paid under the Certificate. We will return any part of the premium in excess of the maximum premiums directly to you upon discovery of the excess payment, but in no event later than 60 days after the end of the Certificate Year in which payment is received.
Performance Guarantees
Your Employer may have negotiated an agreement under the Group Policy whereby we will refund a portion of the premium paid during a specified policy period if we fail to meet certain agreed-upon standards of service (“Performance Guarantees”). We will credit (or remit payment) of such premium refund within a specified period following the end of the policy period as directed by your Employer. Please contact your Employer for information on whether there is a Performance Guarantee, the terms of any such Performance Guarantee, and how a premium refund applicable to any particular policy period will be communicated to you.
Modified Endowment Contracts
Under federal tax laws, certain life insurance contracts are classified as modified endowment contracts ("MECs"), which receive less favorable tax treatment than other life insurance contracts. If we receive a premium payment that, together with the remaining scheduled premium payments for the Certificate year, would cause a Certificate to become a MEC, we will accept only that portion of the premium below the MEC limits. We will return any excess amounts directly to you. We will apply premium payments over the MEC limits only when you instruct us to do so in a writing that acknowledges that application of such amounts will result in the Certificate becoming a MEC. We will notify you when we believe that a premium payment will cause a Certificate to become a modified endowment contract. You may request that we refund any premium received that would cause the Certificate to become a MEC.
Allocation of Net Premiums and Cash Value
When you apply for a Certificate, you give us instructions to allocate your net premiums to one or more Divisions of the Separate Account or the Fixed Account. If you fail to provide allocation instructions, we may allocate your net premiums as described in the application. We will allocate your net premiums according to the following rules:
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•	The minimum percentage of any allocation to an investment option is 10 percent of the net premium.
•	Allocation percentages must be in whole numbers and the sum of the percentages must equal 100.
•	The initial net premium will be allocated on the Investment Start Date, which is the later of the Effective Date of the Certificate or the date we receive the initial premium at our Administrative Office.
•	We will allocate net premiums (after the initial net premium) as of the date we receive them at our Administrative Office according to the premium allocations currently in effect for your Certificate, unless otherwise specified.
•	You may change the allocation instructions for additional net premiums without charge at any time by providing us with written notice. Any change in allocation will take effect at the end of the Valuation Period during which we receive the change.
Investment returns from amounts allocated to the Divisions of the Separate Account will vary with the investment performance of the Divisions and will be reduced by Certificate charges. You bear the entire investment risk for amounts you allocate to the Divisions. Investment performance will affect the Certificate’s Cash Value, and may affect the death benefit as well. You should periodically review your allocation of premiums and values in light of market conditions and overall financial planning requirements.
If you send your premium payments or transaction requests to an address other than the one that we have designated for receipt of such premium payments or requests, we may return the premium payment to you, or there may be a delay in applying the premium payment or transaction to your Certificate.
CERTIFICATE VALUES
Cash Value
The Cash Value of the Certificate equals the sum of all values in the Fixed Account, the Loan Account, and each Division of the Separate Account. The Cash Value is determined first on the Investment Start Date, and then on each Valuation Date. The Cash Value has no guaranteed minimum amount, and may be more or less than premiums paid.
The Certificate’s Cash Value varies from day to day, depending on the investment performance of the chosen Divisions, interest we credit to the Fixed Account, charges we deduct, and any other transactions (e.g., transfers, partial withdrawals, and loans). We do not guarantee a minimum Certificate Cash Value.
Cash Surrender Value
The Cash Surrender Value is the amount we pay to you upon surrender of a Certificate. We determine the Cash Surrender Value at the end of the Valuation Period when we receive your written surrender request. Cash Surrender Value at the end of any Valuation Day equals Cash Value as of such date, MINUS any outstanding Indebtedness and any accrued and unpaid monthly deduction.
Cash Value in the Fixed Account
On each Valuation Date, the Cash Value in the Fixed Account will equal:
•	the amount of the Net Premiums allocated or Cash Value transferred to the Fixed Account; plus
•	interest at a rate that will not be lower than the guaranteed minimum annual rate in effect on the issue date of your Group Policy, which in no event will be lower than 1%; plus
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•	any excess interest which we credit and any amounts transferred into the Fixed Account; less
•	the sum of all Certificate charges allocable to the Fixed Account and any amounts deducted from the Fixed Account in connection with partial withdrawals or transfers to the Separate Account.
Cash Value in Each Separate Account Division
The Certificate’s Cash Value in the Separate Account equals the sum of the Certificate’s Cash Values in each Division of the Separate Account. At the end of each Valuation Period, the Cash Value in a Division will equal:
•	the value in the Division on the preceding Valuation Date multiplied by the “experience factor” for the current Valuation Period; plus
•	all net premiums, loan repayments and Cash Value transfers into the Division during the Valuation Period; minus
•	all partial withdrawals, loans and Cash Value transfers out of the Division during the Valuation Period; minus
•	the portion of any transfer charge allocated to the Cash Value in the Division during the Valuation Period; minus
•	if a Monthly Anniversary occurs during the current Valuation Period, the portion of the Monthly Deduction charged to the Division during the current Valuation Period.
The “experience factor” is calculated by taking the net asset value of the underlying Portfolio at the end of the current Valuation Period; plus the per share amount of any dividend or capital gain distribution paid by the Portfolio during the current Valuation Period; minus any per share charge for our taxes and for any reserve for taxes; and dividing by the net asset value per share at the end of the preceding Valuation Period. We also subtract the Mortality and Expense Charge at a rate not to exceed .002454% for each day in the Valuation Period (an annual rate of 0.90%).
CERTIFICATE BENEFITS
Standard Death Benefit
As long as the Certificate remains in force, we will pay the death benefit proceeds to the Beneficiary once we receive at our Administrative Office (i) satisfactory proof of the Insured’s death, (ii) instructions on how to pay the proceeds , and (iii) any other documents, forms and information we need. We may require you to return the Certificate.
Death benefit proceeds equal:
•	the death benefit (described below); plus
•	any additional insurance provided by rider; minus
•	any unpaid monthly deductions; minus
•	any outstanding Indebtedness.
An increase in Face Amount will increase the death benefit, and a decrease in Face Amount will decrease the death benefit. We may further adjust the amount of the death proceeds under certain circumstances.
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If you have a rider permitting the accelerated payment of death benefit proceeds, the death benefit may be paid in a single sum before the death of the Insured, and would be less than otherwise would be paid upon the death of the Insured.
Payment of the Death Benefit
Death benefit proceeds under the Certificate ordinarily will be paid within 7 days after we receive proof of the Insured’s death and all other documentation required at our Administrative Office. Payment may, however, be postponed in certain circumstances. See “General Matters Relating to the Certificate — Postponement of Payments.” The death benefit will be reduced by any outstanding Indebtedness and any due and unpaid Monthly Deduction accruing during a grace period.
We will pay the proceeds in one sum, including either by check, by placing the amount in an account that earns interest, or by any other method of payment that provides the Beneficiary with immediate and full access to the proceeds. We will pay interest on the proceeds as required by the applicable state law.
Unless otherwise requested and subject to state law, the Certificate’s death proceeds will generally be paid to the Beneficiary through a settlement option called the Total Control Account. The Total Control Account is an interest-bearing account through which the Beneficiary has immediate and full access to the proceeds, with unlimited draft writing privileges. We credit interest to the account at a rate that will not be less than a guaranteed minimum annual effective rate. You may also elect to have any Certificate surrender proceeds paid into a Total Control Account established for you.
Assets backing the Total Control Accounts are maintained in our General Account and are subject to the claims of our creditors. We will bear the investment experience of such assets; however, regardless of the investment experience of such assets, the interest credited to the Total Control Account will never fall below the applicable guaranteed minimum annual effective rate. Because we bear the investment experience of the assets backing the Total Control Accounts, we may receive a profit from these assets. The Total Control Account is not insured by the FDIC or any other governmental agency.
Every state has unclaimed property laws which generally declare life insurance policies to be abandoned after a period of inactivity of three to five years from the date any death benefit is due and payable. For example, if the payment of a death benefit has been triggered, and after a thorough search, we are still unable to locate the Beneficiary of the death benefit, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Certificate Owner last resided, as shown on our books and records. (“Escheatment” is the formal, legal name for this process.) However, the state is obligated to pay the death benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation and within certain mandated time periods. To prevent your Certificate’s death benefit from being paid to the state’s abandoned or unclaimed property office, it is important that you update your Beneficiary designation, including complete names and complete address, if and as they change. You should contact our Administrative Office in order to make a change to your Beneficiary designation.
Standard Death Benefit Options
The Certificate provides two death benefit options: a “Level Type” death benefit (“Option A”) and an “Increasing Type” death benefit (“Option B”). Under certain Plans, however, Option B may be the only death benefit option presented. We calculate the amount available under each death benefit option as of the date of the Insured’s death.
Under Option A, the death benefit is:
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•	the current Face Amount of the Certificate or, if greater,
•	the applicable percentage of Cash Value on the date of death.
The applicable percentage is 250% for an Insured Attained Age 40 or below on the Certificate Anniversary before the date of the Insured’s death. For Insureds with an Attained Age over 40 on that Certificate Anniversary, the percentage is lower and gradually declines with age until it reaches 100% at age 95.
Under Option B, the death benefit is:
•	the current Face Amount plus the Cash Value of the Certificate or, if greater,
•	the applicable percentage of the Cash Value on the date of death. The applicable percentage is the same as under Option A.
Which Death Benefit Option to Choose. Owners who prefer to have favorable investment performance reflected in higher death benefits for the same Face Amount generally should select Option B. Owners who prefer to have favorable investment performance reflected in lower cost of insurance charges for the same Face Amount generally should select Option A.
The amount of the death benefit may vary with the amount of the Cash Value. Under Option A, the death benefit will vary as the Cash Value varies whenever the Cash Value multiplied by the applicable percentage exceeds the Face Amount. Under Option B, the amount of the death benefit will always vary as the Cash Value varies (but will never be less than the Face Amount).
Changing Death Benefit Options
After the first Certificate Anniversary, you may change the death benefit option. A request for a change must be made directly to us in writing. The effective date of such a change will be the Monthly Anniversary on or following the date we receive the change request. If an increase in Face Amount precedes or occurs concurrently with a change in death benefit option, the cost of insurance charge may be different for the amount of the increase.
Changing the death benefit option may result in a change in Face Amount. If an Owner changes from Option A to Option B, the Face Amount after the change will equal the Face Amount before the change LESS the Cash Value on the effective date of the change. Any written request to change from Option A to Option B must be accompanied by satisfactory evidence of insurability. We will not accept a change from Option A to Option B if doing so would reduce the Face Amount to less than $10,000.
If an Owner changes from Option B to Option A, the Face Amount after the change will equal the Face Amount before the change PLUS the Cash Value on the effective date of change. We will not impose any charges in connection with a change in death benefit option. Changing the death benefit option also may have tax consequences and may affect the net amount at risk over time (which would affect the monthly cost of insurance charge). However, we will not permit any change that would result in your Certificate being disqualified as a life insurance contract under Section 7702 of the Internal Revenue Code. You should consult a tax adviser before changing death benefit options.
Changing Face Amount
You select the Face Amount when applying for the Certificate. Subject to certain limitations set forth below, you may increase or decrease the Face Amount of a Certificate (without changing the death benefit option) after the first Certificate Anniversary. A change in Face Amount may affect the cost of insurance rate and the net amount at
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risk, both of which affect your cost of insurance charge. Changing the Face Amount also may have federal income tax consequences and you should consult a tax adviser before doing so.
Face Amount Increases. You may increase the Face Amount by submitting a written request and providing satisfactory evidence of insurability. If approved, the increase will become effective on the Monthly Anniversary on or following receipt at our Administrative Office of the satisfactory evidence of insurability. The amount of the increase may not be less than $5,000, and the Face Amount may not be increased to more than the maximum Face Amount for that Certificate. Although an increase need not necessarily be accompanied by additional premium, the Cash Surrender Value in effect immediately after the increase must be sufficient to cover the next monthly deduction. If you are paying premiums under a Payroll Deduction Plan, however, you may increase the Face Amount and under certain conditions may do so without providing evidence of insurability. These conditions vary from Plan to Plan and may include a change in family status due to marriage, divorce or the addition of a child (subject to maximum increase amounts) or an increase in your salary provided you have not previously declined any such increase in your Face Amount. The conditions and requirements that apply to your Plan are set forth in the Certificate. If evidence of insurability is not required, the increase will generally become effective on the Monthly Anniversary on or following the date of the request.
Face Amount Decreases. You may decrease the Face Amount by written request to us. Any decrease in the Face Amount will become effective on the Monthly Anniversary on or following our receipt of the written request. The amount of the requested decrease must be at least $5,000 and the Face Amount remaining in force after any requested decrease may not be less than the minimum Face Amount, $10,000. If, following a decrease in Face Amount, the Certificate would not comply with the maximum premium limitations required by federal tax law, we will (at your election) either limit the decrease or return Cash Value to you to the extent necessary to meet those requirements. A decrease in the Face Amount generally will reduce the net amount at risk, which will reduce the cost of insurance charges. (See “Charges and Deductions — Cost of Insurance Charge.”)
Mandatory Face Amount Decreases Provision. Your Certificate may contain a provision that would reduce the Face Amount as the Insured attains various ages. The ages at which a reduction will be triggered and the amount of the reduction may vary from Plan to Plan but will apply consistently to all Certificates issued under the Plan. Please refer to your Certificate to determine if it contains this provision and if so, what ages and percentages apply.
An example of how the provision will work is as follows: a Certificate may provide that on or after age 65, the Face Amount will be reduced to 65% of the Face Amount in effect on the day before the Insured’s 65th birthday (the “pre-65 Face Amount”). At age 70, the Face Amount will be 45% of the pre-65 Face Amount, at age 75, the Face Amount will be 30% of the pre-65 Face Amount and at age 80 or older, the Face Amount will be 20% of the pre-65 Face Amount.
A decrease in the Face Amount will result in a decrease in Death Benefit. If, following a decrease in Face Amount, the Certificate would not comply with the maximum premium limitations required by federal law, we will (at your election) either limit the decrease or return Cash Value to the Owner to the extent necessary to meet those requirements.
Changing Owner or Beneficiary
The Owner may change the ownership and/or Beneficiary designation by written request in a form acceptable to us at any time during the Insured’s lifetime. We may require that the Certificate be returned for endorsement of any change. The change will take effect as of the date the Owner signs the written request, whether or not the Insured is living when the request is received by us. We are not liable for any payment we make or any action we take before we receive the Owner’s written request. If the Owner is also a Beneficiary of the Certificate at the time of the
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Insured’s death, the Owner may, within 60 days of the Insured’s death, designate another person to receive the Certificate proceeds. Changing the owner may have adverse tax consequences. The owner should consult a tax adviser before doing so.
Surrender and Partial Withdrawals
During the lifetime of the Insured and while a Certificate is in force, you may surrender the Certificate, or make a partial withdrawal of the Cash Value. We generally will forward amounts payable upon surrender or a partial withdrawal within seven days of receipt of your request. We may postpone payment of surrenders and partial withdrawals under certain conditions. Surrenders and partial withdrawals may have federal income tax consequences.
Surrender. You may surrender the Certificate by sending a written request, on a form provided by us, by mail or facsimile to our Administrative Office. We determine the Cash Surrender Value as of the end of the Valuation Period during which we receive the surrender request. To effect a surrender, we may require that you return the Certificate to our Administrative Office along with the request to surrender the Certificate. Alternatively, we may require that the request be accompanied by a completed affidavit of lost Certificate. We can provide a lost Certificate upon request.
Upon surrender, we will pay to you the Cash Surrender Value equal to the Cash Value on the date of surrender, less any Indebtedness. If we receive the request to surrender the Certificate on a Monthly Anniversary, the monthly deduction otherwise deductible will be included in the amount paid. Coverage and other benefits under a Certificate will terminate as of the date of surrender and cannot be reinstated.
Partial Withdrawals. You may make up to one partial withdrawal each Certificate Month. You may request a partial withdrawal in writing (by mail or facsimile) to our Administrative Office or via the Internet. We will process each partial withdrawal using the Cash Value determined at the end of the Valuation Period during which we receive your request.
The minimum amount of a partial withdrawal, net of any transaction charges, is currently $200. We reserve the right to increase this minimum amount up to $500. The maximum amount that can be withdrawn, including the partial withdrawal transaction charge, is the Cash Surrender Value less twice the amount of the Monthly Deduction just prior to the partial withdrawal. While we are currently allowing partial withdrawals in an amount, including the partial withdrawal transaction charge, equal to the Cash Surrender Value, we reserve the right to reduce the maximum withdrawal amount by twice the amount of the Monthly Deduction. The partial withdrawal transaction charge equals the lesser of $25 or 2% of the amount withdrawn. In addition, the maximum amount that can be withdrawn in any Certificate Year, from the Fixed Account is 25% of the largest amount in the Fixed Account over the last four Certificate Years (or less if the Certificate has been in force for less than four Certificate Years). We are not currently enforcing this restriction on partial withdrawals from the Fixed Account but reserve our right to do so in the future. Subject to the above conditions, you may allocate the amount withdrawn among the Divisions and/or the Fixed Account. If no allocation is specified, we will deduct the amount of the partial withdrawal (including any partial withdrawal transaction charge) from the Fixed Account and the Divisions on a pro-rata basis (that is, based on the proportion that the Certificate’s Cash Value in the Fixed Account and in each Division bears to the unloaned Cash Value of the Certificate). If restrictions on amounts that may be withdrawn from the Fixed Account will not allow this proportionate allocation, we will request that you specify an acceptable allocation. If, following a partial withdrawal, insufficient funds remain in a Division and/or the Fixed Account to pay the partial withdrawal transaction charge as allocated, the unpaid charges will be allocated equally among the remaining Divisions and/or the Fixed Account. You may request that the partial withdrawal transaction charge be paid from
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your Cash Value in a particular Division and/or in the Fixed Account. You may not make a partial withdrawal if, or to the extent that, the partial withdrawal would reduce the Face Amount below $10,000.
A partial withdrawal can affect the Face Amount, the death benefit and the net amount at risk (which is used to calculate the cost of insurance charge). If death benefit Option A is in effect and the death benefit equals the Face Amount, we will reduce the Face Amount, and thus the death benefit, by the amount of the partial withdrawal (plus the partial withdrawal transaction charge). If Option B is in effect and the death benefit equals the Face Amount plus the Cash Value, we will not reduce the Face Amount, but will reduce the Cash Value and, thus, the death benefit by the amount of the partial withdrawal (plus the partial withdrawal transaction charge). If however, the death benefit is in a “tax corridor” under either Option A or Option B that is, if the death benefit equals the Cash Value multiplied by a percentage based on federal tax law requirements described in Section 7702(d) of the Internal Revenue Code, then we will reduce the Face Amount to the extent that the amount of the partial withdrawal (plus the partial withdrawal transaction charge) exceeds the amount equal to the difference between the death benefit and the Face Amount. We will reduce the death benefit correspondingly. (See “Certificate Benefits — Death Benefit Options.”) Face Amount decreases resulting from partial withdrawals will first reduce the most recent Face Amount increase, then the most recent increases in succession, and lastly the initial Face Amount.
Transfers
You may transfer Cash Value, not including amounts credited to the Loan Account, among the Divisions available with the Certificate and between the Divisions and the Fixed Account. You may request a transfer in writing (by mail or facsimile) to our Administrative Office or via the Internet. The maximum amount that can be transferred in any Certificate Year from the Fixed Account is 25% of the largest amount in the Fixed Account over the last four Certificate Years (or less if the Certificate has been in force for less than four Certificate Years). The following terms apply to transfers under a Certificate:
•	We will make transfers and determine all values in connection with transfers as of the end of the Valuation Period during which the transfer request is received at our Administrative Office. Transfer requests received before the New York Stock Exchange closes for regular trading receive same-day pricing. If we receive a transfer request after the New York Stock Exchange closes (usually 4:00 p.m. Eastern time) for regular trading, we will process the order using the accumulation unit value for the Division determined at the close of the next regular trading session of the New York Stock Exchange.
•	We will consider all transfer requests received on the same Valuation Day as a single transfer request.
•	The minimum amount that you must transfer is currently $200 (however, we reserve the right to increase this minimum amount up to $500), or, if less, the Certificate’s Cash Value in a Division or in the Fixed Account. (We are not currently enforcing this restriction for transfers from the Fixed Account but reserve the right to do so in the future.) Where a single transfer request calls for more than one transfer, and not all of the transfers would meet the minimum requirements, we will make those transfers that do meet the requirements. Transfers resulting from Certificate Loans will not be counted for purposes of the limitations on the amount or frequency of transfers allowed in each month or year.
•	We may impose a charge of $25 for each transfer in excess of twelve in a Certificate Year.
•	The Company may modify the privilege of transferring amounts to or from the Fixed Account at any time.
Restrictions on Frequent Transfers
Frequent requests from Owners to transfer Cash Value may dilute the value of a Portfolio's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the
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value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price (“arbitrage trading”). Frequent transfers involving arbitrage trading may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect Owners and other persons who may have an interest in the Certificates (e.g., Beneficiaries).
We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Portfolios (these Portfolios, referred to as the “Monitored Funds,” are identified below) and we monitor transfer activity in those Monitored Funds.
The following Portfolios are “Monitored Funds”:
•	American Funds New World Fund®
•	American Funds U.S. Government Securities Fund
•	Invesco Global Equity Portfolio
•	MetLife MSCI EAFE® Index Portfolio
•	MetLife Russell 2000® Index Portfolio
•	Western Asset Management Strategic Bond Opportunities Portfolio
In addition to the Portfolios identified above, we treat all American Funds Insurance Series® portfolios (“American Funds portfolios”) as Monitored Funds. As a condition to making their portfolios available in our products, American Funds requires us to treat all American Funds portfolios as Monitored Funds under our current frequent transfer policies and procedures. Further, American Funds requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Certificate, regardless of the potential for arbitrage trading. We are required to monitor transfer activity in American Funds portfolios to determine if there were two or more transfers in followed by transfers out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction, during which period we will require all transfer requests to or from an American Funds portfolio to be submitted with an original signature.
We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Funds within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high yield Portfolios, in a 12-month period there were: (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current Cash Value; and (3) two or more “round trips” involving any Portfolio in the given category. A round trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria. We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Portfolios. We may change the Monitored Funds at any time without notice in our sole discretion.
Our policies and procedures may result in transfer restrictions being applied to deter frequent transfers. Currently, when we detect transfer activity in the Monitored Funds that exceeds our current transfer limits, we require future transfer requests to or from any Monitored Funds under that Certificate to be submitted with an original signature. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of the restriction for a six-month period; a third occurrence will result in the permanent imposition of the restriction.
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Transfers made under a Dollar Cost Averaging Program, a rebalancing program or, if applicable, any asset allocation program described in this prospectus are not treated as transfers when we monitor the frequency of transfers.
The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the Certificate. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests in the Certificates. We do not accommodate frequent transfers in any Portfolios and there are no arrangements in place to permit any Owner to engage in frequent transfers; we apply our policies and procedures without exception, waiver, or special arrangement.
The Funds may have adopted their own policies and procedures with respect to frequent transfers in their respective shares, and we reserve the right to enforce these policies and procedures. For example, Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent transfer policies and procedures of the Funds, we have entered into a written agreement, as required by SEC regulation, with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Owners, and to execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the frequent transfer policies established by the Fund.
In addition, Owners and other persons with interests in the Certificates should be aware that the purchase and redemption orders received by the Portfolios generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Funds in their ability to apply their frequent transfer policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Portfolios. If a Fund believes that an omnibus order reflects one or more transfer requests from Owners engaged in frequent trading, the Fund may reject the entire omnibus order.
In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on frequent transfers (even if an entire omnibus order is rejected due to the frequent transfers of a single Owner). You should read the Portfolio prospectuses for more details.
Restrictions on Large Transfers
Large transfers may increase brokerage and administrative costs of the underlying Portfolios and may disrupt fund management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations. We do not monitor for large transfers to or from Portfolios except where the manager of a particular underlying Portfolio has brought large transfer activity to our attention for
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investigation on a case-by-case basis. For example, some fund managers have asked us to monitor for “block transfers” where transfer requests have been submitted on behalf of multiple Owners by a third party such as an investment adviser. When we detect such large trades, we may impose restrictions similar to those described above where future transfer requests from that third party must be submitted in writing with an original signature. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of the restriction for a six-month period; a third occurrence will result in the permanent imposition of the restriction.
Loans
Loan Privileges. You may, by request in writing (by mail or facsimile) to our Administrative Office or via the Internet, borrow an amount up to the Loan Value of the Certificate, with the Certificate serving as sole security for such loan. The Loan Value is equal to (a) minus (b), where:
(a)	is 85% of the Cash Value of the Certificate on the date the Certificate Loan is requested; and
(b)	is the amount of any outstanding Indebtedness.
The minimum amount that you may borrow is currently $200, however we reserve the right to increase this minimum amount up to $500. We will ordinarily pay any amount due to you under a Certificate Loan within seven days after we receive the loan request at our Administrative Office, although we may postpone payments under certain circumstances.
We will process each loan request using the Cash Value determined at the end of the Valuation Period during which we receive your request.
When a Certificate Loan is made, we will transfer Cash Value equal to the amount of the loan to the Loan Account as collateral for the loan. We will also transfer an amount equal to the loan interest due at the next Certificate Anniversary, discounted at an interest rate equal to the current Loan Account crediting rate. Unless you request a different allocation, we will transfer amounts from the Divisions of the Separate Account and the Fixed Account in the same proportion that the Certificate’s Cash Value in each Division and the Fixed Account bears to the unloaned Cash Value. This will reduce the Certificate’s Cash Value in the Separate Account and the Fixed Account. These transactions will not be considered transfers for purposes of the limitations on transfers.
Interest Rate Charged For Certificate Loans. We charge you interest not to exceed 8% per year on a loan. Loan interest is due and payable in arrears on each Certificate Anniversary or for the duration of the Certificate Loan, if shorter. If you do not pay the interest charged when it is due, we will transfer to the Loan Account an amount of Cash Value equal to the interest due. We will deduct the amount transferred from the Divisions and the Fixed Account in the same proportion that the Cash Value in each Division and the Fixed Account bears to the unloaned Cash Value.
Loan Account Interest Rate Credited. Amounts in the Loan Account will earn interest daily at an annual rate that will not be lower than the guaranteed minimum rate in effect on the issue date of your Group Policy, which in no event will be lower than 1%. The Loan Account interest credited will be transferred to the Divisions and the Fixed Account: (i) at least each Plan Anniversary; (ii) when a new loan is made; (iii) when a loan is partially or fully repaid; and (iv) when an amount is needed to meet a monthly deduction. We also guarantee that the Loan Interest Spread will not be greater than 2%.
Repayment of Indebtedness. You may repay all or part of your Indebtedness at any time while the Insured is living and the Certificate is in effect. All repayments should be made directly to us at our Administrative Office. Upon repayment, we will allocate an amount equal to the loan repayment (but not more than the amount of the
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outstanding Indebtedness) from the Loan Account back to the Fixed Account and the Separate Account Divisions in the same proportions as Net Premiums are then being allocated.
We will treat amounts paid while a Certificate Loan is outstanding as premiums unless you request in writing that the payments be treated as repayment of Indebtedness.
Effect of Certificate Loans. Whether or not repaid, a Certificate Loan will permanently affect the Cash Value and Cash Surrender Value of a Certificate, and may permanently affect the amount of the death benefit. This is because the collateral for the Certificate Loan (the amount held in the Loan Account) does not participate in the performance of the Separate Account while the loan is outstanding. If the Loan Account interest credited is less than the investment performance of the selected Division, the Certificate values will be lower as a result of the loan. Conversely, if the Loan Account interest credited is higher than the investment performance of the Division, the Certificate values may be higher. We will deduct any outstanding Indebtedness from the proceeds payable upon the death of the Insured, surrender, or the maturity of the Certificate.
There are risks associated with taking a Certificate Loan, including the potential for a Certificate to lapse if the Indebtedness exceeds the Cash Value on any Monthly Anniversary. In addition, if the Certificate is a MEC, then a Certificate Loan will be treated as a partial withdrawal for federal income tax purposes. A loan also may have possible adverse tax consequences that could occur if a Certificate is exchanged, canceled or lapses with loans outstanding. A loan from or secured by a Certificate that is not classified as a MEC should generally not be treated as a taxable distribution so long as the Certificate stays in force. You should seek competent advice before requesting a Certificate loan.
Payment of Benefits at Maturity
If the Insured is living and the Certificate is in force, we will pay the Cash Surrender Value to you on the Maturity Date. Amounts payable on the Maturity Date ordinarily will be paid within seven days of that date, although payment may be postponed under certain circumstances. A Certificate will mature on the Certificate Anniversary on which the Insured reaches a certain Attained Age, generally 95. In some Plans, the Attained Age may be later than 95. Please refer to the specifications page of your Certificate for the Attained Age that applies to your Certificate.
Telephone, Facsimile and Internet Requests
In addition to written requests, we may accept instructions by telephone, facsimile, and via the Internet from you or an authorized third party regarding transfers, loans, partial withdrawals and certain Certificate changes, subject to the following conditions.
•	We will employ reasonable procedures to confirm that instructions are genuine.
•	If we follow these procedures, we are not liable for any loss, damage, cost, or expense from complying with instructions we reasonably believe to be authentic. You bear the risk of any such loss.
•	These procedures may include requiring forms of personal identification before acting upon instructions and/or providing written confirmation of transactions to you.
•	We reserve the right to suspend telephone, facsimile and/or Internet instructions at any time for any class of Certificates for any reason.
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You should protect your personal identification number (“PIN”) because self-service options will be available to your agent of record and to anyone who provides your PIN when using Internet systems. We are not able to verify that the person providing the PIN and giving us instructions via the Internet is you or is authorized to act on your behalf.
Facsimile or Internet transactions may not always be possible. Any facsimile or computer system, whether it is ours, yours, or that of your service provider or agent, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our processing of your request. Although we have taken precautions to equip our systems to handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you should make the request by writing to our Administrative Office.
Our variable life insurance business is largely conducted through digital communications and data storage networks and systems operated by us and our service providers or other business partners (e.g., the Portfolios and the firms involved in the distribution and sale of our variable life insurance policies). For example, many routine operations, such as processing Owners’ requests and elections and day-to-day record keeping, are all executed through computer networks and systems.
CERTIFICATE LAPSE AND REINSTATEMENT
Lapse
A Certificate may enter a 62-day grace period and possibly lapse (terminate without value or death benefit) if the Cash Surrender Value is not enough to cover the next monthly deduction. If you have taken out a loan, then your Certificate also will enter a grace period and possibly lapse whenever the Indebtedness exceeds the Cash Value on the Monthly Anniversary. Thus, the payment of premiums in any amount does not guarantee that the Certificate will remain in force until the Maturity Date.
We will notify you at the beginning of the grace period by mail. The notice will specify the amount of premium required to keep the Certificate in force, and the date the payment is due. Subject to minimum premium requirements, the amount of the premium required to keep the Certificate in force will be the amount of the current monthly deduction. If we do not receive the specified minimum payment within the grace period, the Certificate will lapse and terminate without Cash Value. Upon lapse, any Indebtedness is extinguished and any collateral in the Loan Account is returned to the Company. If the Insured dies during the grace period, any overdue monthly deductions and Indebtedness will be deducted from the death benefit payable.
Your Certificate can also terminate in some cases if your Employer ends its participation in the Group Policy. This is discussed in detail under “Effect of Termination of Employer Participation in the Group Policy,” below. If your Employer replaces your Plan with another plan that offers a life insurance product designed to have cash value, we will transfer your Cash Surrender Value to the other life insurance product. If the other life insurance product is not designed to have cash value, or you are not covered by the new product, or your Employer does not replace your Plan with another Plan that offers a life insurance product, we will pay your Cash Surrender Value to you.
Reinstatement
Unless you have surrendered the Certificate, you may reinstate a lapsed Certificate by written application at any time while the Insured is alive and within three years after the end of the Grace Period and before the Maturity Date. You may not reinstate a lapsed Certificate if the Plan has been terminated and the Plan would not permit you to retain your Certificate.
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Reinstatement is subject to the following conditions:
•	Evidence of the insurability of the Insured satisfactory to us (including evidence of insurability of any person covered by a rider to reinstate the rider).
•	Payment of a premium that, after the deduction of any premium charges (premium expense charge and premium tax charge), is large enough to cover: (a) the monthly deductions due at the time of lapse, and (b) two times the monthly deduction due at the time of reinstatement.
•	Payment or reinstatement of any Indebtedness. Any Indebtedness reinstated will cause a Cash Value of an equal amount also to be reinstated.
If you meet the requirements to reinstate a lapsed Certificate your face amount will be reinstated to the amount in effect immediately prior to the lapse. If you reinstate a lapsed Certificate and elect to reinstate any Indebtedness existing immediately before the Certificate lapsed, the corresponding collateral for the Indebtedness would also be reinstated as part of the Cash Value of the reinstated Certificate. The amount of Cash Value on the date of reinstatement will be equal to the amount of any Indebtedness reinstated, increased by the net premiums paid at reinstatement and any loans paid at the time of reinstatement.
If a Certificate is reinstated after 90 days of lapse, a new Certificate will be issued to you. The effective date of the new Certificate will be the Monthly Anniversary on or next following the date we approve the application for reinstatement. There will be a full monthly deduction for the Certificate Month that includes that date. If the Group Contract was issued before January 1, 2020, the guaranteed cost of insurance rates for the new Certificate will be based on the 2001 Commissioners Standard Ordinary Mortality Table C. If the Group Contract was issued on or after January 1, 2020, the guaranteed cost of insurance rates will be based on the 2017 Commissioners Standard Ordinary Male Mortality Table.
CHARGES AND DEDUCTIONS
We will deduct certain charges under the Certificate in consideration for: (i) services and benefits we provide; (ii) costs and expenses we incur; (iii) risks we assume; and (iv) our profit expectations.
Services and benefits we provide:
•	the death benefit, cash and loan benefits under the Certificate,
•	investment options, including premium allocations,
•	administration of elective options, and
•	the distribution of reports to Owners.
Costs and expenses we incur:
•	costs associated with processing and underwriting applications, and with issuing and administering the Certificate (including any riders),
•	overhead and other expenses for providing services and benefits,
•	sales and marketing expenses, and
•	other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state, and local premium and other taxes and fees.
Risks we assume:
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•	that the cost of insurance charges we deduct are insufficient to meet our actual claims because Insureds die sooner than we estimate, and
•	that the costs of providing the services and benefits under the Certificates exceed the charges we deduct.
Our revenues from any particular charge may be more or less than any costs or expenses that charge may be intended primarily to cover. We may use our revenues from one charge to pay other costs and expenses in connection with the Certificates including distribution expenses. We may also profit from all the charges combined, including the cost of insurance charge and the mortality and expense risk charge and use such profits for any corporate purpose.
Transaction Charges
Premium Expense Charge. The maximum premium expense charge will not exceed 7.75%. This charge compensates us for costs associated with distributing the Certificates. The current premium expense charge for Group A and Group B is up to 1%.
Premium Tax Charge. Many states and localities impose a tax on premiums received by insurance companies. These premium taxes vary from jurisdiction to jurisdiction and range from 0% to 4.0% of premiums paid. The premium tax charge will not exceed 2.25%. The current Premium Tax Charge for Group A and Group B is 2.25%.
To cover these premium expenses and premium taxes, we will either assess an explicit premium expense charge and premium tax charge or increase our insurance rates to cover these premium expenses and premium taxes. If your Employer chooses the Group A or Group B charge structure, we will reduce premium payments by an explicit premium expense charge and premium tax charge. If your Employer chooses the Group C charge structure, we will not assess an explicit premium expense charge and premium tax charge but will include them in our insurance rates resulting in a higher cost of insurance charge. For a more detailed explanation of the different charge structures that apply to each Group, please see “Selection of Charge Structure (Group A, Group B and Group C)” above.
On the specifications page of your Certificate the premium expense charge and the premium tax charge are combined into one amount that is referred to as the premium expense charge.
Partial Withdrawal Transaction Charge. You may make a partial withdrawal of Cash Value. For each partial withdrawal we will assess a transaction charge equal to the lesser of $25 or 2% of the amount withdrawn to cover administrative costs incurred in processing the partial withdrawal. This charge will be in addition to the amount received in cash.
Transfer Charge. You may transfer a portion of your Cash Value. For each transfer in excess of 12 in a single Certificate Year, we may impose a charge of $25 to cover administrative costs incurred in processing the transfer. We are currently waiving this charge.
Periodic Charges
Monthly Deduction. We will make the monthly deduction on the Investment Start Date and on each succeeding Monthly Anniversary. We will make deductions from each Division and the Fixed Account in the same proportion that the Certificate’s Cash Value in each Division and the Fixed Account bears to the unloaned Cash Value on the date the monthly deduction is made. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction also will vary.
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The monthly deduction has several components:
•	the cost of insurance charge;
•	a monthly administrative charge (for Group B and Group C Certificate owners);
•	the charges for any riders; and
•	the mortality and expense risk charge.
Cost of Insurance Charge. We assess a monthly cost of insurance charge on each Monthly Anniversary (to cover the next Certificate Month) to compensate us for underwriting the death benefit and for certain administrative costs, for Group B and Group C charge structures, and, for the Group C charge structure, to cover state and local premium tax and premium expense charge. The charge depends on the applicable cost of insurance rate and the net amount at risk in the Certificate Month in which the charge is calculated. The charge may vary from Certificate to Certificate and from Certificate Month to Certificate Month.
We will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each Certificate Month. The net amount at risk for a Certificate Month equals: (i) the death benefit at the beginning of the Certificate Month; LESS (ii) the Cash Value at the beginning of the Certificate Month.
•	Cost of Insurance Rates. The current cost of insurance rates are based on the Attained Age and the rate class of the Insured. We base the current cost of insurance rates on our expectations as to future mortality experience. We currently issue the Certificates on a guaranteed issue or simplified underwriting basis without regard to the sex of the Insured. Whether a Certificate is issued on a guaranteed issue or simplified underwriting basis does not affect the cost of insurance charge determined for that Certificate.
The current cost of insurance rates will not exceed the guaranteed cost of insurance rates set forth in the Certificate. The guaranteed cost of insurance rates will not exceed 400% of the rates that could be charged based on the 2001 Commissioners Standard Ordinary Male Mortality Table (“2001 CSO Table”) for group contracts issued prior to January 1, 2020 and based on 2017 CSO Table for group contracts issued on and after January 1, 2020. The guaranteed rates are higher than either the rates in the 2001 CSO Table or the 2017 CSO Table, as applicable, because we use guaranteed or simplified underwriting procedures whereby the Insured is not required to submit to a medical or paramedical examination. Under these underwriting methods, then, healthy individuals will pay higher cost of insurance rates than they would pay under substantially similar policies using different underwriting methods. The current cost of insurance rates are generally lower than 100% of either the 2001 CSO Table or the 2017 CSO table, as applicable.
•	Net Amount at Risk. The net amount at risk is affected by investment performance, loans, payments of premiums, Certificate fees and charges, the death benefit option chosen, partial withdrawals, and decreases in Face Amount.
The current maximum cost of insurance is $7.28 per $1,000 of net amount at risk and the current minimum cost of insurance is $0.02 per $1,000 of net amount at risk.
Monthly Administrative Charge. We assess either an explicit monthly administrative charge from each Certificate or increase our insurance rates to compensate us for ordinary administrative expenses such as record keeping, processing death benefit claims and Certificate changes, preparing and mailing reports, and overhead costs. If your Employer chooses the Group A charge structure, the amount of this charge is set forth in the specifications pages of the Certificate. The guaranteed maximum administrative charge we can apply to any Certificate can vary but will not exceed $6.50 per Certificate per month. The current administrative charge that we apply to Certificates in Group A is up to $3.50 per month. Please refer to your Certificate Schedule Page for the administrative charge that
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applies to your Certificate. If your Employer chooses the Group B or Group C charge structure, the monthly administrative charge will not be charged as an explicit charge but will be included in our insurance rates resulting in a higher cost of insurance charge.
These maximum guaranteed charges are guaranteed not to increase over the life of the Certificate. In addition, when we believe that lower administrative costs will be incurred in connection with a particular Plan, we may modify the charge for that Plan.
Charges For Riders. We charge a fee to compensate us for the coverage that we are providing. The monthly deduction will include charges for any additional benefits provided by rider. (See “Additional Benefits and Riders.”) The charges for individual riders are summarized in the Fee Table of this prospectus. These riders may not be available in all states and some Plans may not offer certain riders.
•	Waiver of Monthly Deductions During Total Disability Rider. This Rider provides for the waiver of monthly deductions while the Insured is totally disabled, subject to certain limitations. The Insured must have become disabled before age 60. The charge under this rider is assessed by increasing the applicable cost of insurance rates by up to 12%. There is currently no additional charge for this rider.
•	Dependent’s Life Benefits Rider (for both children and spouse or for children coverage only or spouse coverage only). This rider provides for term insurance on the Insured’s children and/or spouse, as defined in the rider. The death benefit will be payable to the named Beneficiary upon the death of the spouse or upon the death of any insured child. Under certain conditions, the rider may be exchanged for an individual life insurance policy. The charge for this rider is assessed per $1,000 of insurance coverage provided. The current maximum cost for Spouse coverage is $8.59 per $1,000 of coverage and the current minimum cost for Spouse coverage is $0.03 per $1,000 of coverage. The current cost for Child coverage is up to $0.23 per $1,000 of coverage.
•	Accidental Death and Dismemberment Insurance Rider. This rider provides for the payment of an insurance benefit if the Insured sustains an accidental injury that is the direct and sole cause of the Insured’s death or the Insured’s loss of a body part or bodily function. The benefit amount is based on a percentage of the Certificate’s face amount and varies with the type of loss, as specified in the rider. Additional benefit amounts identified in the rider may be payable if the loss occurs and the Insured has properly used identified safety features, such as air bags and seat belts. The percentage is 100% for loss of life and generally ranges from 25% to 100% for loss of a body part or bodily function. The current maximum cost for this rider is $0.02 per $1,000 of net amount at risk and the current minimum of $0.01 per $1,000 of net amount at risk.
•	Accelerated Benefits Rider. This rider provides for the accelerated payment of a portion of death benefit proceeds in a single sum to you if the Insured is terminally ill. We do not currently impose a charge for this rider. However, we reserve the right to deduct an administrative charge of $150 from the accelerated death benefit at the time it is paid.
Mortality and Expense Risk Charge. We will deduct a daily charge from the Separate Account at a rate not to exceed 0.002454% (an annual rate of 0.90%) of the net assets of each Division of the Separate Account. We may reflect a reduction in the current rate as a credit to Cash Value.
This charge compensates us for certain mortality and expense risks we assume. The mortality risk we assume is that an Insured may die sooner than anticipated and that we will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Certificate will exceed the amounts realized from the administrative charges assessed against the Certificate. If this charge does not cover our actual costs, we absorb the loss. Conversely, if the charge more than covers our actual costs, we add the excess to our surplus. We expect to profit from this charge and may use such profits for any lawful purpose, including covering distribution and other expenses. The Mortality and Expense Risk Charge is currently 0.75% (annually) of the net assets of each Division of the Separate Account.
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Loan Interest Charge. We charge interest on Certificate loans at a maximum annual interest rate of 8.00%, payable in arrears on each Certificate anniversary or for the duration of the Certificate Loan, if shorter. We also will credit the amount in the Loan Account with interest at an effective annual rate that will not be lower that the guaranteed minimum rate in effect on the issue date of your Group Policy, which in no event will be lower than 1%. We also guarantee that the Loan Interest Spread will not be greater than 2%. Our current interest rate is 8.00% and our current crediting rate is 7.25%. The current loan interest spread is 0.75%.
Federal Taxes
We currently do not assess charges against the Separate Account for federal income taxes that may be incurred by the Separate Account. We may assess such a charge in the future, as well as charges for other taxes incurred by the Separate Account. (See “Federal Tax Matters.”)
Variations in Charges
We may vary the amounts of charges described in this prospectus as a result of such factors as: (1) differences in legal requirements in the jurisdictions where the Certificates are sold; (2) differences in actual or expected risks, expenses, including sales and administrative expenses, Certificate persistency, premium payment patterns, or mortality experience among different categories of purchasers or Insureds; and (3) changes in Certificate pricing that we may implement from time to time. Generally, the attributes of each group make it likely that its cost of insurance rates will be distinct from those of other groups. We may take into account additional information provided by prospective Employers in assessing these differences and determining any variances in charges, subject to our underwriting guidelines. Any such variations will be pursuant to our administrative procedures that we establish and will not discriminate unfairly against any Certificate owner within a group. Any such variations may apply to existing Certificates as well as to Certificates issued in the future, except that the charges under any Certificate may never exceed the maximums therein.
Portfolio Charges and Expenses
Charges are deducted from and expenses paid out of the assets of the Portfolios that are described in the prospectuses for those Portfolios. Shares of the Portfolios are purchased for the Separate Account at their net asset value. The net asset value of Portfolio shares is determined after deduction of the fees and charges. For further information, consult the prospectus for each Portfolio and Appendix A, below.
FEDERAL TAX MATTERS
The following summary provides a general description of the federal income tax considerations associated with your Policy or Certificate, as applicable, and does not purport to be complete or to cover all tax situations. The summary does not address state, local or foreign tax issues related to the Policy or Certificate, as applicable. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.
Tax Status of the Policy or Certificate
In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy or Certificate, as applicable, must satisfy
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certain requirements which are set forth in the Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy or Certificate, as applicable, should satisfy the applicable requirements. If it is subsequently determined that the Policy or Certificate, as applicable, does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy or Certificate, as applicable, into compliance with such requirements and we reserve the right to restrict Policy or Certificate, as applicable, transactions in order to do so. The insurance proceeds payable upon death of the Insured will never be less than the minimum amount required for a Policy or Certificate, as applicable, to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy or Certificate, as applicable, was issued.
In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Policy or Certificate, as applicable, we believe that the Owner of a Policy or Certificate, as applicable, should not be treated as the owner of the Separate Account assets. We reserve the right to modify the Policy or Certificate, as applicable, to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policy or Certificate, as applicable, from being treated as the owners of the underlying Separate Account assets.
In addition, the Code requires that the investments of the Separate Account be “adequately diversified” in order for the Policy or Certificate, as applicable, to be treated as life insurance contracts for federal income tax purposes. It is intended that the Separate Account, through its investment decisions, will satisfy these diversification requirements. If Fund shares are sold directly to tax-qualified retirement plans that later lose their tax-qualified status or to non-qualified plans, there could be adverse consequences under the diversification rules.
The following discussion assumes that the Policy or Certificate, as applicable, will qualify as a life insurance contract for federal income tax purposes.
Tax Treatment of Policy or Certificate Benefits
In General. We believe that the death benefit under a Policy or Certificate, as applicable, should generally be excludible from the gross income of the Beneficiary to the extent provided in Section 101 of the Code. Insurance proceeds may be taxable in some circumstances, such as where there is a transfer-for-value of a Policy or Certificate, as applicable, or where a business is the Owner of the Policy or Certificate, as applicable, covering the life of an employee, if certain notice and consent and other requirements are not satisfied.
Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or Beneficiary. A tax adviser should be consulted on these consequences.
Generally, the Owner will not be deemed to be in constructive receipt of the Policy or Certificate, as applicable, cash value until there is a distribution. When distributions from a Policy or Certificate, as applicable, occur, or when loans are taken out from or secured by a Policy or Certificate, as applicable, the tax consequences depend on whether the Policy or Certificate, as applicable, is classified as a modified endowment contract.
Modified Endowment Contracts. Under the Code, certain life insurance contracts are classified as modified endowment contracts, with less favorable tax treatment than other life insurance contracts. Given the flexibility of the Policies or Certificates, as applicable, as to premiums and benefits, the individual circumstances of each Policy or Certificate, as applicable, will determine whether it is classified as a MEC. In general, a Policy or Certificate, as
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applicable, will be classified as a MEC if the amount of premiums paid into the Policy or Certificate, as applicable, causes the Policy or Certificate, as applicable, to fail the “7-pay test.” A Policy or Certificate, as applicable, will fail the 7-pay test if at any time in the first seven Policy or Certificate years, as applicable, or in the seven years after a “material change,” the amount paid into the Policy or Certificate, as applicable, exceeds the sum of the level premiums that would have been paid at that point under a Policy or Certificate, as applicable, that provided for paid-up future benefits after the payment of seven level annual payments.
If there is a reduction in the benefits under the Policy or Certificate, as applicable, during a 7-pay testing period, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the Policy or Certificate, as applicable, had originally been issued at the reduced Face Amount. If there is a “material change” in Policy’s or Certificate’s, as applicable, benefits or other terms, even after the first seven years, the Policy or Certificate, as applicable, may have to be retested as if it were a newly issued Policy or Certificate, as applicable. A material change may occur, for example, when there is an increase in the death benefit or the receipt of an unnecessary premium. Unnecessary premiums are premiums paid into a Policy or Certificate, as applicable, which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the most recent 7-pay testing period. To prevent your Policy or Certificate, as applicable, from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. In addition, a Policy or Certificate, as applicable, will be treated as a MEC if it is received in exchange for a life insurance contract that is a MEC. A current or prospective Owner should consult a tax adviser to determine whether a Policy or Certificate, as applicable, transaction will cause the Policy or Certificate, as applicable, to be classified as a MEC.
Distributions Other Than Death Benefits From Modified Endowment Contracts. Policies or Certificates, as applicable, classified as modified endowment contracts are subject to the following tax rules:
(1)	All distributions other than death benefits, including distributions upon surrender, withdrawals and distributions of Cash Surrender Value to the Owner in the case of certain Plans where there is no succeeding plan of insurance or the succeeding carrier is unable to accept the Cash Surrender Value, from a modified endowment contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner’s investment in the Policy or Certificate, as applicable, only after all gain has been distributed.
(2)	Loans taken from or secured by a Policy or Certificate, as applicable, classified as a modified endowment contract are treated as distributions and taxed accordingly.
(3)	A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has Attained Age 59 1⁄2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner’s Beneficiary. The foregoing exceptions generally do not apply to an Owner that is a non-natural person, such as a corporation.
If a Policy or Certificate, as applicable, becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy or Certificate, as applicable, within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy or Certificate, as applicable, that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.
Distributions Other Than Death Benefits From Policies or Certificates That Are Not Modified Endowment Contracts. Distributions other than death benefits, including distributions upon surrender, withdrawals and distributions of Cash Surrender Value to the Owner in the case of certain Plans where there is no succeeding plan of insurance or the succeeding carrier is unable to accept the Cash Surrender Value, from a Policy or Certificate, as applicable, that is not classified as a modified endowment contract are generally treated first as a non-taxable
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recovery of the Owner’s investment in the Policy or Certificate, as applicable, and only after the recovery of all investment in the Policy or Certificate, as applicable, as gain taxable as ordinary income. However, distributions during the first 15 Policy or Certificate, as applicable, years accompanied by a reduction in Policy or Certificate, as applicable, benefits, including distributions which must be made in order to enable the Policy or Certificate, as applicable, to continue to qualify as a life insurance contract for federal income tax purposes, are subject to different tax rules and may be treated in whole or in part as taxable income.
Loans from or secured by a Policy or Certificate, as applicable, that is not a modified endowment contract are generally not treated as distributions.
Finally, neither distributions nor loans from or secured by a Policy or Certificate, as applicable, that is not a modified endowment contract are subject to the 10 percent additional income tax.
Investment in the Policy or Certificate. Your investment in the Policy or Certificate, as applicable, is generally your aggregate premiums. When a distribution is taken from the Policy or Certificate, as applicable, your investment in the Policy or Certificate, as applicable, is reduced by the amount of the distribution that is tax-free.
Policy or Certificate Loans. In general, interest on a Policy or Certificate, as applicable, loan will not be deductible. If a Policy or Certificate, as applicable, loan is outstanding when a Policy or Certificate, as applicable, is exchanged, canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. In the case of an outstanding loan at the time of an exchange, the cancelled loan will generally be taxed to the extent of any Policy or Certificate, as applicable, gain.
Before taking out a Policy or Certificate, as applicable, loan, you should consult a tax adviser as to the tax consequences.
Withholding. To the extent that Policy or Certificate, as applicable, distributions are taxable, they are generally subject to withholding for the recipient’s federal income tax liability. However, recipients can generally elect not to have tax withheld from distributions.
Life Insurance Purchases by Residents of Puerto Rico. The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to federal income tax. Note, however, that the foregoing rule may not apply to certain contracts issued by Puerto Rican branches of U.S. life insurance companies before January 1, 2005, provided that such payments are made pursuant to binding life insurance contracts issued by such branches on or before July 12, 2004.
Multiple Policies or Certificates. All modified endowment contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includable in the Owner’s income when a taxable distribution occurs.
Accelerated Benefits Rider. In general, rider benefits may be received tax free by the Owner if the Insured is terminally ill or chronically ill, subject to certain limitations and conditions. However, benefits under the Accelerated Benefits Rider received by a business owner with respect to an insured employee will generally be taxable. You should consult a qualified tax adviser about the consequences of adding this rider to a Policy or Certificate, as applicable, or requesting payment under this rider.
Non-Individual Owners and Business Beneficiaries of Policies or Certificates. If a Policy or Certificate, as applicable, is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity’s interest deduction under Code Section 264, even where such entity’s indebtedness is in no way
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connected to the Policy or Certificate, as applicable. In addition, under Code Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a Beneficiary of a Policy or Certificate, as applicable, this Policy or Certificate, as applicable, could be treated as held by the business for purposes of the Code Section 264(f) entity-holder rules. Death benefits payable to a business owner on the life of an employee will generally be taxable if certain notice and consent and other requirements are not satisfied. In addition, benefits under the Accelerated Benefits Rider or Accelerated Death Benefit Settlement Option Rider, as applicable received by a business owner with respect to an insured employee will generally be taxable.
Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of a Policy or Certificate, as applicable, or before a business (other than a sole proprietorship) is made a Beneficiary of a Policy or Certificate, as applicable.
Estate, Gift and Generation-Skipping Transfer Taxes. The transfer of the Policy or Certificate, as applicable, or designation of a Beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the Insured dies, the death proceeds will generally be includable in the Owner’s estate for purposes of federal estate tax if the Insured owned the Policy or Certificate, as applicable, retained incidents of ownership at death, or made a gift transfer of the Policy or Certificate, as applicable, within 3 years of death. If the Owner was not the Insured, the fair market value of the Policy or Certificate, as applicable, would be included in the Owner’s estate upon the Owner’s death.
Moreover, under certain circumstances, the Code may impose a generation-skipping transfer tax when all or part of a life insurance Policy or Certificate, as applicable, is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Policy or Certificate, as applicable, or from any applicable payment, and pay it directly to the IRS.
Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy or Certificate, as applicable, ownership and distributions under federal, state and local law. The individual situation of each Owner or Beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy or Certificate, as applicable, proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.
In general, current rules provide for a $10 million estate, gift and generation-skipping transfer tax exemption (as indexed for inflation) and a top tax rate of 40 percent through the year 2025.
The complexity of the tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your Beneficiaries under all possible scenarios.
Life Insurance Purchases by Nonresident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to a Policy or Certificate, as applicable, purchase.
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Possible Tax Law Changes. Although the likelihood of legislative or regulatory changes is uncertain, there is always the possibility that the tax treatment of the Policy or Certificate, as applicable, could change by legislation, regulation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy or Certificate, as applicable.
We have the right to modify the Policy or Certificate, as applicable, in response to legislative or regulatory changes that could otherwise diminish the favorable tax treatment Owners currently receive. We make no guarantee regarding the tax status of any Policy or Certificate, as applicable, and do not intend the above discussion as tax advice.
Transfer of Issued Life Insurance Policies to Third Parties. If you transfer the Policy to a third party, including a sale of the Policy to a life settlement company, such transfer for value may be taxable. The death benefit will also be taxable in the case of a transfer for value unless certain exceptions apply. We may be required to report certain information to the IRS, as required under IRC section 6050Y and applicable regulations. You should consult with a qualified tax advisor for further information prior to transferring the Policy.
Our Income Taxes. Under current federal income tax law, we are not taxed on the Separate Account’s operations. Thus, currently we do not deduct a charge from the Separate Account for federal income taxes. We reserve the right to charge the Separate Account for any future federal income taxes or economic burdens we may incur.
Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.
Tax Credits and Deductions. The Company may be entitled to certain tax benefits related to the assets of the Separate Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Separate Account or to the Policy or Certificate, as applicable, owners since the Company is the owner of the assets from which the tax benefits are derived.
ADDITIONAL BENEFITS AND RIDERS
In addition to the standard death benefit associated with your Certificate, other standard and/or optional benefits may also be available to you. The following table summarizes information about those benefits. Information about the fees associated with each benefit included in the table may be found in the Fee Table. We currently offer the following riders under the Certificate, subject to state availability:
NAME OF BENEFIT	PURPOSE	IS BENEFIT STANDARD OR OPTIONAL?	BRIEF DESCRIPTION OF RESTRICTIONS OR LIMITATIONS
Waiver of Monthly Deductions During Total Disability Rider	This rider provides for the waiver of monthly deductions while the Insured is totally disabled, including cost of Insurance and monthly certificate expense charges, upon proof of disability.	Standard	The rider is standard if elected by the Employer at the group level. There is no individual election at the Employee level, and the Employee may not terminate the benefit. You should ask your Employer if this benefit is included.

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NAME OF BENEFIT	PURPOSE	IS BENEFIT STANDARD OR OPTIONAL?	BRIEF DESCRIPTION OF RESTRICTIONS OR LIMITATIONS
The Insured must have become disabled before age 60.
Dependent Life Benefit — Children’s Term Insurance Benefit	This rider provides term insurance in an amount selected at issue upon proof of death for any insured child.	Optional	You may choose to add this benefit if your Employer makes the benefit available. Depending upon your Employer’s elected rider benefit, you may also need to be on active status. You should ask your Employer if this benefit is included and whether you need to be on active status in order to elect it.

Coverage applied for after certificate issue may be subject to underwriting.
Dependent Life Benefit — Spouse Term Insurance Benefit	This rider provides term insurance in an amount selected at issue upon proof of death of the Insured’s spouse.	Optional	You may choose to add this benefit if your Employer makes the benefit available. Depending upon your Employer’s elected rider benefit, you may also need to be on active status. You should ask your Employer if this benefit is included and whether you need to be on active status in order to elect it.

Coverage applied for after certificate issue may be subject to underwriting.
Accelerated Benefits Rider	Under this rider, you may receive an accelerated payment of a portion of your death benefit if the Insured is terminally ill and expected to die within less than 12 months (subject to state variations).	Standard	The rider is standard if elected by the Employer at the group level. There is no individual election at the Employee level, and the Employee may not terminate the benefit. You should ask your Employer if this benefit is included.

Payment under this rider may affect eligibility for benefits
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NAME OF BENEFIT	PURPOSE	IS BENEFIT STANDARD OR OPTIONAL?	BRIEF DESCRIPTION OF RESTRICTIONS OR LIMITATIONS
under state or federal law.
Accidental Death and Dismemberment Benefit	This rider provides for the payment of an insurance benefit if the Insured sustains an accidental injury that is the direct and sole cause of the Insured’s death or the Insured’s loss of a body part or bodily function.	Standard	The rider is standard if elected by the Employer at the group level. There is no individual election at the Employee level, and the Employee may not terminate the benefit. You should ask your Employer if this benefit is included.
Paid-Up Certificate Benefit	Terminates the death benefit (and any riders in effect) and uses all or part of the Cash Surrender Value as a single premium for a “paid-up” benefit.	Standard	The paid-up benefit must not be more than can be purchased using the Certificate’s Cash Surrender Value, more than the death benefit under the Certificate at the time you choose to use this provision, or less than $10,000.

Once you have elected a paid-up benefit, you may no longer allocate Cash Value to the Separate Account or the Fixed Account.
Dollar Cost Averaging Automatic Investment Strategy	Allows you to automatically transfer a predetermined amount of money from the Division that invests in the money market fund or an ultra short-term fund to a number of available Divisions.	Standard	Dollar Cost Averaging occurs after the close of business on each Monthly Anniversary or after close of business on the next business day following each Monthly Anniversary should your Monthly Anniversary fall on a nonbusiness day (weekend or holiday).
Annual Automatic Portfolio Rebalancing	Allows you to automatically reallocate your Cash Value among the elected Divisions to return the allocation to the percentages you specify.	Standard	This rebalancing occurs annually after the close of business on your Certificate anniversary or after the close of business on the next business day following your Certificate anniversary should your Certificate anniversary fall on a non-business day (holiday or weekend).
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Additional Insurance Benefits
Waiver of Monthly Deductions During Total Disability Rider. This Rider provides for the waiver of monthly deductions while the Insured is totally disabled as defined in the Rider. The Insured must provide proof that they are unable to perform any other job for which the Insured is fit by education, training or experience. The Insured must have become disabled before age 60. The charge under this rider is assessed by increasing the applicable cost of insurance rates by 12%.
This waiver applies to both the GVUL insurance coverage and any associated rider coverages but does not include any optional investment premium or separate Spouse GVUL certificate.
For example, if you are eligible for benefits under this rider, and have current premiums of $150 per month including a $50 optional investment premium, we will waive $100 per month so your life insurance coverage remains in force.
Dependent’s Life Benefits Rider (for both children and spouse or for children coverage only or spouse coverage only). This rider provides for term insurance on the Insured’s children and/or spouse, as defined in the rider. The death benefit will be payable to the named Beneficiary upon the death of the spouse or upon the death of any insured child. Under certain conditions, the rider may be exchanged for an individual life insurance policy. The charge for this rider is assessed per $1,000 of insurance coverage provided.
For example, if you elected to purchase this rider on your children, and you have $5,000 of coverage under this rider, and your child dies while the child rider is in force, we will pay $5,000 in death benefit to the Beneficiary upon the death of the child.
Accidental Death and Dismemberment Insurance Rider. This rider provides for the payment of an insurance benefit if the Insured sustains an accidental injury that is the direct and sole cause of the Insured’s death or the Insured’s loss of a body part or bodily function. The benefit amount is based on a percentage of the Certificate’s face amount and varies with the type of loss, as specified in the rider. The percentage is 100% for loss of life and generally ranges from 25% to 100% for loss of a body part or bodily function. Additional benefit amounts identified in the rider may be payable if the loss occurs and the Insured has properly used identified safety features, such as air bags and seat belts.
For example, if your Employer has included Accidental Death and Dismemberment Insurance in your Group Insurance Plan, and your Accidental Death and Dismemberment Insurance benefit amount is $100,000, if you lose sight in one eye as defined in the Certificate rider, we will pay you $50,000.
Accelerated Benefits Rider. This rider provides for the accelerated payment of a portion of death benefit proceeds in a single sum to you if the Insured is terminally ill and expected to die within less than 12 months (subject to state variations). Any irrevocable Beneficiary and assignees of record must provide written authorization in order for the Owner to receive the accelerated benefit. The amount of the death benefit payable under the rider will equal up to 80% of the Face Amount (up to $500,000) under the Certificate on the date we receive satisfactory evidence of terminal illness as described above, less any Indebtedness. In general, rider benefits may be received tax free subject to certain limitations and conditions. You should consult a qualified tax adviser about the consequences of adding this rider to a Certificate or requesting an accelerated death benefit payment under this rider. We do not currently impose a charge for this rider. However, we reserve the right to deduct an administrative charge of $150 from the accelerated death benefit at the time it is paid.
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For example, if your Plan includes the Accelerated Benefits Rider and you are diagnosed with a terminal illness, you may elect to receive a portion of the death benefit proceeds (less any loans and loan interest) prior to the Insured’s death. At the Insured’s death, payment of the remaining life insurance proceeds will be made to the Beneficiary(ies).
Paid-Up Certificate Benefit. You can choose to terminate the death benefit (and any riders in effect) and use all or part of the Cash Surrender Value as a single premium for a "paid up" benefit. (“Paid up” means no further premiums are required). The single premium is the amount required to fund a paid-up benefit under the Certificate, that is, one that requires no further premium payments. If you choose to use only a part of the Cash Surrender Value to purchase the paid-up benefit, you will receive in cash any remaining Cash Surrender Value that you did not elect to have used as a paid-up benefit. The paid-up benefit must not be more than can be purchased using the Certificate’s Cash Surrender Value, more than the death benefit under the Certificate at the time you choose to use this provision, or less than $10,000. Once you have elected a paid-up benefit, you may no longer allocate Cash Value to the Separate Account or the Fixed Account. There is no fee for electing a paid-up benefit. Because the death benefit under a paid-up benefit Certificate is calculated as the amount that will remain in force without payment of any further cost of insurance charges, it is generally significantly less than the Certificate’s usual death benefit. In addition, if you choose not to use all of the Cash Surrender Value toward the purchase of the paid-up benefit, the death benefit will be further reduced.
For example, If you have a Cash Surrender value of $10,000, you may terminate the death benefit and any riders in effect and purchase a paid up benefit for $10,000 which will be payable upon the Insured's death.
If we determine that the tax status of a Certificate as life insurance is adversely affected by the addition of any of these riders, we will cease offering such riders. We deduct any charges associated with these riders as part of the monthly deduction. Please contact us for further details about these riders.
Automatic Investment Strategies
Dollar Cost Averaging. This investment strategy allows you to automatically transfer a predetermined amount of money from the Division that invests in a money market fund or an ultra short-term bond fund to a number of available Divisions of the Separate Account. Based on the elected investment allocations for this investment strategy, Dollar Cost Averaging occurs after the close of business on each Monthly Anniversary or after close of business on the next business day following each Monthly Anniversary should your Monthly Anniversary fall on a non-business day (weekend or holiday) as long as all other requirements are met. The portion of the Certificate’s Cash Value in the Division that invests in a money market fund or an ultra short-term bond fund must be greater than or equal to $1,000. The minimum total monthly transfer amount must be greater than or equal to $100.
Dollar Cost Averaging does not assure a profit or protect against a loss in declining markets. It involves continuous investment in securities regardless of price fluctuations. An investor should consider his/her ability to continue purchases in periods of low price levels.
For example, if you elected the Dollar Cost Averaging and selected $12,000 of cash value to be transferred from an ultra-short-term bond Division to specified other Divisions that you choose, over a 12 month period we will transfer $1,000 each month for 12 months.
Annual Automatic Portfolio Rebalancing. This investment strategy allows you to automatically reallocate your Cash Value among the elected Divisions to return the allocation to the percentages you specify. This rebalancing occurs annually after the close of business on your Certificate anniversary or after the close of business on the next
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business day following your Certificate anniversary should your Certificate anniversary fall on a non-business day (holiday or weekend).
Annual Automatic Portfolio Rebalancing does not assure a profit or protect against a loss in declining markets.
For example, if you allocated 25% among four Divisions, after the close of business on your Certificate anniversary, or after the close of business on the next business day following your Certificate anniversary should your Certificate anniversary fall on a non-business day (holiday or weekend), we will transfer amounts among those four Divisions so that there is 25% of your Certificate’s Cash Value in each Division.
The automated transfers under these investment strategies will not count towards frequent transfer constraints or transfer limitations. However, we reserve the right to include them if we decide to restrict transfers under the terms of the contract.
You may elect either the Dollar Cost Averaging strategy OR the Annual Automatic Portfolio Rebalancing strategy. There is no fee for participating in either strategy. You cannot participate in both strategies at the same time; however, either strategy may be discontinued at any time.
DISTRIBUTION OF THE GROUP POLICY AND THE CERTIFICATES
Distributing the Group Policy and the Certificates
MetLife Investors Distribution Company (“MLIDC”) is the principal underwriter and distributor of the Group Policy and the Certificates. MLIDC, which is our affiliate, also acts as the principal underwriter and distributor of other variable life insurance policies and variable annuity contracts that we, or our affiliated companies issue. We reimburse MLIDC for expenses MLIDC incurs in distributing the Group Policy and the Certificates (e.g. commissions payable to retail broker-dealers who sell the Certificates).
MLIDC’s principal offices are located at 200 Park Avenue, New York, NY 10166. MLIDC is registered under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or online.
MLIDC and the Company may enter into selling agreements with broker-dealers (“selling firms”) who will sell the Policies through their registered representatives. We pay commissions to these selling firms for the sale of the Policies, and these selling firms compensate their registered representative agents. Commissions are payable on net collected premiums received by the Company. A portion of the payments made to selling firms may be passed on to their registered representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your registered representative for further information about what your registered representative and the selling firm for which he or she works may receive in connection with your purchase of a Certificate.
We may compensate MetLife employees for referrals. We may also make various payments to selling firms and other third parties. (See “Compensation Paid to Selling Firms and Other Intermediaries.”)
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Our commission agreements typically provide for the vesting of commissions during the “First Year”. (The “First Year”, also referred to as the “First Plan Year”, is defined in the commission agreements as the 12 month period that begins on the effective date of the group Policy). The vesting of commissions during the First Year means that if the Employer changes its “Broker of Record” designation before the end of the First Year, all commissions payable for the First Year will be paid to the initial Broker of Record. The new Broker of Record will receive commissions payable after the First Year.
Commissions Paid to Selling Firms
The maximum commissions payable to a selling firm are one of the following options:
Option	First Year	Renewal Years
1	A+B	a+b
2	A+B	a+c
3	A+X+Y+Z	A
A = 25% of premiums that do not exceed the cost of insurance assessed during the first Certificate Year.
B = 1% of premiums in excess of the cost of insurance assessed during the first Certificate Year.
a = 25% of premiums that do not exceed the cost of insurance assessed during the respective Certificate Year.
b = 1% of premiums in excess of the cost of insurance assessed during that Certificate Year.
c = Up to 0.25% per year of the average Cash Value of a Certificate during a Certificate Year.
X = 20% of the first Certificate Year premiums received up to an amount that equals: the planned annual premium reduced by the cost of insurance charge, the monthly administrative charge, premium loads assessed, and any premiums paid less frequently than monthly.
Y = 2% of any unscheduled premiums received.
Z = 1% of premiums equal to the monthly administrative charge and the premium loads on those charges and the cost of insurance.
Compensation Paid to Selling Firms and Other Intermediaries
MetLife enters into arrangements concerning the sale, servicing and/or renewal of MetLife group insurance and certain other group-related products (“Products”) with brokers, agents, consultants, third party administrators, general agents, associations, and other parties that may participate in the sale, servicing and/or renewal of such products (each an “Intermediary”). MetLife may pay your Intermediary compensation, which may include, among other things, base compensation, supplemental compensation and/or a service fee. MetLife may pay compensation for the sale, servicing and/or renewal of Products, or remit compensation to an Intermediary on your behalf. Your Intermediary may also be owned by, controlled by or affiliated with another person or party, which may also be an Intermediary and who may also perform marketing and/or administration services in connection with your Products and be paid compensation by MetLife.
Base compensation, which may vary from case to case and may change if you renew your Products with MetLife, may be payable to your Intermediary as a percentage of premium or a fixed dollar amount. MetLife may also pay your Intermediary compensation that is based upon your Intermediary placing and/or retaining a certain volume of business (number of Products sold or dollar value of premium) with MetLife. In addition, supplemental
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compensation may be payable to your Intermediary for eligible Products. Under MetLife’s current supplemental compensation plan (“SCP”), the amount payable as supplemental compensation may range from 0% to 8% of premium. The supplemental compensation percentage may be based on one or more of: (1) the number of Products sold through your Intermediary during a one-year period or other defined period; (2) the amount of premium or fees with respect to Products sold through your Intermediary during a one-year period; (3) the persistency percentage of Products in force through your Intermediary during a one-year period; (4) the block growth of the Products in force through your Intermediary during a one-year period; (5) premium growth during a one-year period; or (6) a flat amount, fixed percentage or sliding scale of the premium for Products as set by MetLife. The supplemental compensation percentage will be set by MetLife based on the achievement of the outlined qualification criteria and it may not be changed until the following SCP plan year. As such, the supplemental compensation percentage may vary from year to year, but will not exceed 8% under the current supplemental compensation plan.
The cost of supplemental compensation is not directly charged to the price of our Products, except as an allocation of overhead expense, which is applied to all eligible group insurance Products, whether or not supplemental compensation is paid in relation to a particular sale or renewal. As a result, your rates will not differ by whether or not your Intermediary receives supplemental compensation. If your Intermediary collects the premium from you in relation to your Products, your Intermediary may earn a return on such amounts. Additionally, MetLife may have a variety of other relationships with your Intermediary or its affiliates, or with other parties, that involve the payment of compensation and benefits that may or may not be related to your relationship with MetLife (e.g., insurance and employee benefits exchanges, enrollment firms and platforms, sales contests, consulting agreements, participation in an insurer panel, or reinsurance arrangements).
More information about the eligibility criteria, limitations, payment calculations and other terms and conditions under MetLife’s base compensation and supplemental compensation plans can be found on MetLife’s Web site at www.metlife.com/business-and-brokers/broker-resources/broker-compensation. Questions regarding Intermediary compensation can be directed to ask4met@metlifeservice.com, or if you would like to speak to someone about Intermediary compensation, please call (800) ASK 4MET. In addition to the compensation paid to an Intermediary, MetLife may also pay compensation to your representative. Compensation paid to your representative is for participating in the sale, servicing, and/or renewal of products, and the compensation paid may vary based on a number of factors including the type of product(s) and volume of business sold. If you are the person or entity to be charged under an insurance policy or annuity contract, you may request additional information about the compensation your representative expects to receive as a result of the sale or concerning compensation for any alternative quotes presented, by contacting your representative or calling (866) 796-1800.
Commissions and other incentives or payments described above are not charged directly to Owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Certificate.
The Statement of Additional Information contains additional information about the compensation paid for the sale of the Certificates.
GENERAL PROVISIONS OF THE GROUP POLICY
Issuance
An Employer will participate in the Group Policy issued to the MetLife Group Insurance Trust, a multi-employer/ organization trust, or to a similar trust, (the “Trust”) established for use in group insurance programs. In some
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states, we may issue a Group Policy directly to the Employer. The Group Policy will be issued to the Employer upon receipt of a signed application for Group Insurance signed by a duly authorized officer of the Employer, and acceptance by a duly authorized officer of the Company at our Administrative Office.
Premium Payments
The Employer may elect to remit planned premiums on behalf of an Owner equal to an amount that Owner authorizes to be deducted from his or her wages or otherwise makes available to the Employer. All planned premiums under a Plan must be specified in advance. The planned premium payment interval is agreed to by the Employer and us. Before each planned payment interval, we will furnish the Employer with a statement of the planned premium payments to be made under the Plan or such other notification as has been agreed to by the Employer and us.
Grace Period and Termination
If the Employer does not remit planned premium payments in a timely fashion, the Employer’s participation in the Group Policy will be in default. A grace period of 31 days begins on the date that the planned premiums were scheduled to be remitted. If the Employer does not remit premiums before the end of the grace period, the Employer’s participation in the Group Policy will terminate. If the Plan permits an Owner to retain his Certificate after termination of the Employer participation in the Group Policy, the insurance coverage provided by the Certificate will continue provided such insurance is not surrendered or cancelled by the Owner and provided the Owner pays the premium directly to the Company. If the Plan does not permit an Owner to retain his Certificate, the Certificate will cease and continuation of coverage may depend upon whether there is a succeeding plan of insurance. In addition, we may terminate a Group Policy issued to an Employer or an Employer’s participation in the Group Policy issued to the Trust under certain conditions and upon 90 days written notice to you. (See “Effect of Termination of Employer Participation in the Group Policy.”)
Incontestability
We cannot contest statements made by the Employer when applying for the Group Policy issued directly to the Employer, or when applying for participation in the Group Policy issued to the Trust, after the Group Policy issued directly to the Employer has been in force for two years from the date of issue of the Group Policy, or after two years from the effective date of the Employer’s participation in the Group Policy issued to the Trust.
Ownership of Group Policy
The Employer or the Trust owns the Group Policy. A Group Policy issued directly to an Employer or an Employer’s participation in the Group Policy issued to the trust may be changed or ended by agreement between us and the Employer without the consent of, or notice to, any person claiming rights or benefits under the Group Policy. However, the Employer does not have any ownership interest in the Certificates issued under the Group Policy. The rights and benefits under the Certificates inure to the benefit of the Owners, Insureds, and Beneficiaries as set forth herein and in the Certificates.
53

GENERAL MATTERS RELATING TO THE CERTIFICATE
Postponement of Payments
We usually pay the amounts of any surrender, partial withdrawal, death benefit proceeds or loan within 7 days after we receive all applicable written notices, permitted telephone, fax or Internet request, and/or due proof of death of the Insured. We may postpone such payments, however, whenever:
•	the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC;
•	the SEC by order permits postponement for the protection of Owners; or
•	an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account’s net assets.
The Company may defer payments on any amount from the Fixed Account for not more than six months.
Payments under the Certificate of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared your bank. We may use telephone, fax, internet or other means of communications to verify that payment from your check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. You may avoid the possibility of delay in disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check. If mandated by applicable law, the Company may be required to block your account and thereby refuse to pay any request for transfer, surrender, partial withdrawal, loan or death proceeds, until instructions are received from appropriate regulators. We also may be required to provide information about you and your account to government regulators.
Transfers, surrenders and partial withdrawals payable from the Fixed Account and the payment of Certificate loans allocated to the Fixed Account may, subject to certain limitations, be delayed for up to six months. However, if payment is deferred for 30 days or more, the Company will pay interest for the period of the deferment at a rate that will not be less than the guaranteed Fixed Account crediting rate applicable to your Group Policy.
Effect of Termination of Employer Participation in the Group Policy
Your Employer can terminate its participation in the Group Policy or change the Plan to end coverage for a class or classes of Employees of which you are a member. In addition, the Group Policy may contain a provision that allows us to terminate your Employer’s participation in the Group Policy if:
•	during any twelve month period, the total Face Amount for all Certificate Owners under the Group Policy or the number of Certificates falls by certain amounts or below the minimum levels we establish (these levels are set forth in the Certificate), or
•	your Employer makes available to its employees another life insurance product.
Your Employer and MetLife must provide 90 days written notice to each other before terminating participation in the Group Policy. We will also notify you if we or your Employer terminate participation in the Group Policy. Termination means that your Employer will no longer send premiums to us through the Payroll Deduction Plan and that no new Certificates will be issued to Employees in your Employer’s group.
If your Employer or MetLife terminates your Employer’s participation in the Group Policy, whether you will remain an Owner of your Certificate depends on your Plan.
54

Under some Plans, you will remain an Owner of your Certificate even if the Plan terminates, coverage for a class or classes of Employees of which you are a member ends or the Employee’s employment ends. You cannot have elected a paid-up Certificate and, in certain Plans, your Certificate must have been in force for more than two years. If a Certificate was issued to you covering your spouse, you will remain the Owner of that Certificate as well. We will bill you for planned premiums and you will have to pay us directly. A new planned premium schedule will be established with payments no more frequently than quarterly (unless you utilize the authorized electronic funds transfer option). We may allow payment of planned premium through periodic (usually monthly) authorized electronic funds transfer. Of course, unscheduled premium payments can be made at any time. Your payments may change as a result of higher administrative charges and higher current cost of insurance charges but the charges will never be higher than the guaranteed amounts for these charges. Also, we may no longer consider you a member of your Employer’s group for purposes of determining cost of insurance rates and charges.
Under other Plans, if the Plan terminates, coverage for a class or classes of Employees of which you are a member ends or the Employee’s employment ends, we will terminate your Certificate. If your Employer replaces your Plan with another plan that offers a life insurance product designed to have cash value, we will transfer your Cash Surrender Value to the other life insurance product. If the other life insurance product is not designed to have cash value, or you are not covered by the new product, or your Employer does not replace your Plan with another plan that offers a life insurance product, we will pay your Cash Surrender Value to you. We may pay any Cash Value allocated to the Fixed account over a period of up to five years in equal annual installments. If we pay the Cash Surrender Value to you, the Federal income tax consequences of the distribution to you would be the same as if you surrendered your Certificate.
You also have the option of choosing a paid-up Certificate. In addition, you may convert your Death Benefit into a new individual policy of life insurance from us without evidence of insurability but you must complete an application and the new policy will have new benefits and charges. If you choose the conversion rights, the insurance provided will be substantially less (and in some cases nominal) than the insurance provided under the Certificate.
STATE VARIATIONS
This Prospectus describes all material features of the Certificate. However, we will also issue you a Certificate, which is a separate document from the prospectus. There may be differences between the description of the Certificate contained in this Prospectus and the Certificate issued to you due to differences in state law. Please consult your Certificate for the provisions that apply in your state. You should contact our Administrative Office to review a copy of your Certificate and any applicable endorsements and riders. The language in the Prospectus determines your rights under the federal securities laws.
LEGAL PROCEEDINGS
In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.
It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon
55

the Separate Account or upon the ability of MetLife Investors Distribution Company to perform its contract with the Separate Account or of MetLife to meet its obligations under the Certificates.
FINANCIAL STATEMENTS
The financial statements of the Company and the Separate Account are contained in the Statement of Additional Information (SAI).
The financial statements of the Company should be distinguished from the financial statements of the Separate Account, and should be considered only as bearing on the ability of the Company to meet its obligations under the Policies. For a free copy of these financial statements and/or the SAI, please call or write to us at our Administrative Office.
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GLOSSARY
Administrative Office — The service office of the Company. The mailing address is: MetLife GVUL; Suite 600; 11330 Olive Boulevard; St Louis, MO 63141. Unless another location is specified, all applications, notices and requests should be directed to the Administrative Office at the address above or, if permitted, to our facsimile number (866-347-4483). You may also contact us for information at 1-800-756-0124.
Attained Age —  The Issue Age of the Insured plus the number of completed Certificate Years.
Associated Companies —  The companies listed in a Group Policy’s specifications pages that are under common control through stockownership, contract or otherwise, with the Employer.
Beneficiary  — The person(s) named in a Certificate or by later designation to receive Certificate proceeds in the event of the Insured’s death. A Beneficiary may be changed as set forth in the Certificate and this Prospectus. Unless otherwise stated in the Certificate, the Beneficiary has no rights in a Certificate before the death of the Insured. If there is more than one Beneficiary at the death of the Insured, each will receive equal payments unless otherwise provided by the Owner.
Cash Value — The total amount that a Certificate provides for investment at any time. It is equal to the total of the amounts credited to the Owner in the Separate Account, the Fixed Account, and in the Loan Account.
Cash Surrender Value — The Cash Value of a Certificate on the date of surrender, less any Indebtedness.
Certificate  — A document issued to Owners of Certificates issued under Group Policies, setting forth or summarizing the Owner’s rights and benefits.
Certificate Anniversary —  The same date each year as the Plan Anniversary Date.
Certificate Month — A month beginning on the Monthly Anniversary.
Certificate Year — A period beginning on a Certificate anniversary and ending on the day immediately preceding the next Certificate Anniversary.
Division  — A subaccount of the Separate Account. Each Division invests exclusively in an available underlying Portfolio.
Effective Date of the Certificate — The date on which insurance coverage shall take effect for an Insured.
Employee  — A person who is employed and paid for services by an Employer on a regular basis and who is an eligible employee under the Employer’s Plan. To qualify as an employee, a person ordinarily must work for an Employer at least 30 hours per week. MetLife may waive or modify this requirement at its discretion. An employee may include a partner in a partnership if the Employer is a partnership. An employee may also refer to members of sponsoring organizations.
Employer — The Employer, association, or sponsoring organization that is issued a Group Policy or participates in the Group Policy issued to the trust.
Face Amount — The minimum death benefit under the Certificate so long as the Certificate remains in force.
Fixed Account — The Certificate option where your money earns annual interest at a rate that will not be lower than the guaranteed minimum rate in effect on the issue date of your Group Policy, which in no event will be lower
57

than 1%. We may credit higher rates of interest, but are not obligated to do so. This may not be available on all Certificates as an option. The Fixed Account is part of the Company’s General Account. Aspects of the Fixed Account are briefly summarized in order to give a better understanding of how the Policy functions.
Fund – An underlying mutual fund in which the Separate Account assets are invested.
General Account — The assets of Metropolitan Life other than those allocated to the Separate Account or any other separate account.
Group Policy — A group variable universal life insurance policy issued by the Company to the Employer or to the MetLife Group Insurance Trust or similar trust.
Indebtedness  — The sum of all unpaid Certificate Loans and accrued interest charged on loans.
Insurance  — Insurance provided under a Group Policy on an Employee or an Employee’s spouse.
Insured  —  The person whose life is insured under a Certificate.
Investment Start Date — The date the initial premium is applied to the Fixed Account or to the Divisions of the Separate Account. This date is the later of the Effective Date of the Certificate or the date the initial premium is received at our Company’s Administrative Office.
Issue Age — The Insured’s Age as of the date the Certificate is issued.
Loan Account — The account of the Company to which amounts securing Certificate Loans are allocated. It is a part of the Company’s General Account assets.
Loan Value — The maximum amount that may be borrowed under a Certificate after the first Certificate Anniversary.
Maturity Date — The Certificate Anniversary on which the Insured reaches a certain Attained Age, generally 95. In some Plans, the Attained Age may be later than 95. Please refer to the specifications page of your Certificate for the Attained Age that applies to your Certificate. (Also the final date of the Certificate.)
Monthly Anniversary — The same date in each succeeding month as the Effective Date of the Certificate except that whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed the next Valuation Date. If any Monthly Anniversary would be the 29th, 30th, or 31st day of a month that does not have that number of days, then the Monthly Anniversary will be the last day of that month.
Net Premium — The premium less any premium charges.
Owner (or you) — The Owner of a Certificate, as designated in the application or as subsequently changed.
Plan  — The Group Variable Universal Life Insurance Plan for Employees of the Employer provided under a Group Group Policy issued directly to the Employer or through participation of the Employer in the Group Policy issued to the MetLife Group Insurance Trust or similar trust.
Plan Anniversary Date — The effective date of the Plan set forth on the specifications page of your Certificate.
Portfolio  — A portfolio represents a class (or series) of stock of a Fund in which a Division's assets are invested.
SEC (or the Commission) — The Securities and Exchange Commission.
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Separate Account — Paragon Separate Account B, a separate investment account established by the Company to receive and invest the net premium paid under the Certificate.
Spouse  — An employee’s legal spouse.
Valuation Date — Each day that the New York Stock Exchange is open for regular trading.
Valuation Period — The period between two successive Valuation Dates, commencing at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on a Valuation Date and ending at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Date.
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APPENDIX A: PORTFOLIOS AVAILABLE UNDER THE CERTIFICATE
The following is a list of the Portfolios currently available under the Certificate. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at dfinview.com/metlife/tahd/MET000249. You can also request this information at no cost by calling (800) 756-0124 or by sending an email request to GVUL-eservice@metlifecommercial.com.
The current expenses and performance information below reflects fees and expenses of the Portfolios, but does not reflect the other fees and expenses that the Certificate may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.
FUND TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2021)
			1 YEAR	5 YEAR	10 YEAR
International Equity	American Funds New World Fund®* - Class 1 Capital Research and Management CompanySM	0.57%	5.16%	13.53%	8.94%
US Fixed Income	American Funds U.S. Government Securities Fund* - Class 1 Capital Research and Management CompanySM	0.22%	-0.44%	3.55%	2.55%
US Equity	BlackRock Capital Appreciation Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: BlackRock Advisors, LLC	0.62%	21.20%	25.45%	18.64%
US Fixed Income	BlackRock Ultra-Short Term Bond Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: BlackRock Advisors, LLC	0.36%	-0.19%	1.01%	0.54%
US Equity	Brighthouse/Wellington Large Cap Research Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Wellington Management Company LLP	0.53%	24.38%	18.14%	16.33%
Allocation	Freedom 2020 Portfolio - Initial Class Fidelity Management & Research Company LLC	0.50%	9.47%	10.68%	9.26%
Allocation	Freedom 2030 Portfolio - Initial Class Fidelity Management & Research Company LLC	0.57%	12.37%	12.76%	11.09%
Allocation	Freedom 2040 Portfolio - Initial Class Fidelity Management & Research Company LLC	0.65%	17.83%	15.01%	12.67%
Allocation	Freedom 2050 Portfolio - Initial Class Fidelity Management & Research Company LLC	0.65%	17.83%	14.99%	12.83%
Global Equity	Invesco Global Equity Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Invesco Advisers, Inc.	0.57%	15.76%	18.44%	14.46%
US Fixed Income	Limited-Term Bond Portfolio* - X T. Rowe Price Associates, Inc. Subadviser: T. Rowe Price Hong Kong Limited	0.50%	0.13%	2.27%	1.62%
A-1

FUND TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2021)
			1 YEAR	5 YEAR	10 YEAR
US Equity	Loomis Sayles Growth Portfolio - Class A Brighthouse Investment Advisers, LLC Subadviser: Loomis, Sayles & Company, L.P.	0.56%	18.66%	16.59%	15.99%
US Fixed Income	MetLife Aggregate Bond Index Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.27%	-1.93%	3.32%	2.64%
US Equity	MetLife Mid Cap Stock Index Portfolio - Class A Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.29%	24.40%	12.81%	13.93%
International Equity	MetLife MSCI EAFE® Index Portfolio - Class A Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.38%	10.72%	9.38%	7.84%
US Equity	MetLife Russell 2000® Index Portfolio - Class A Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.30%	14.52%	11.93%	13.20%
US Equity	MetLife Stock Index Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.26%	28.36%	18.18%	16.26%
Allocation	MFS ® Total Return Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Massachusetts Financial Services Company	0.59%	14.22%	9.89%	9.68%
US Equity	MFS ® Value Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Massachusetts Financial Services Company	0.57%	25.54%	12.51%	13.70%
US Fixed Income	Western Asset Management Strategic Bond Opportunities Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Western Asset Management Company LLC	0.54%	2.82%	5.55%	5.21%
*	The Portfolio is subject to an expense reimbursement or fee waiver arrangement. The annual expenses shown reflect temporary fee reductions.
The fee and expense information regarding the Portfolios was provided by those Portfolios.
A-2

To learn more about the Certificate, you should read the SAI dated the same date as this Prospectus which is incorporated herein by reference and is legally a part of this Prospectus. It includes additional information about the Certificates and the Separate Account. For a free copy of the SAI, visit dfinview.com/metlife/tahd/MET000249 or call 1-800-756-0124 or write to us at our Administrative Office. To receive free personalized illustrations of death benefits and Cash Values, and to request other information about the Certificate, or to make inquiries please call 1-800-756-0124 or write to us at our Administrative Office. The mailing address for our Administrative Office is: MetLife GVUL; Suite 600; 11330 Olive Boulevard; St Louis, MO 63141.
Reports and other information about the Separate Account are available on the Commission’s website at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
EDGAR ID: C000034609

GROUP VARIABLE UNIVERSAL
LIFE INSURANCE POLICIES AND CERTIFICATES
(METFLEX GVUL C)
Issued By
METROPOLITAN LIFE INSURANCE COMPANY
(Depositor)
200 Park Avenue
New York, NY 10166
PARAGON SEPARATE ACCOUNT B
(Registrant)
STATEMENT OF ADDITIONAL INFORMATION
May 1, 2022
This Statement of Additional Information (“SAI”) contains additional information regarding group variable universal life insurance policies and certificates offered by Metropolitan Life Insurance Company (“MetLife” or the “Company”) for use in employer/organization-sponsored group insurance programs. When a Group Policy is issued directly to an Employer, or an Employer participates in the Group Policy issued to the Trust, Certificates showing the rights of the Owners and/or Insureds will be issued to eligible employees.
This SAI is not a prospectus, and should be read together with the prospectus dated May 1, 2022 for the Certificates and the prospectuses for the Portfolios offered as investment options in the Certificates. Please refer to Appendix A to your prospectus for a list of the Portfolios offered under your Certificate. You may obtain a copy of these prospectuses by visiting dfinview.com/metlife/tahd/MET000249 or by sending an email request to GVUL-eservice@metlifecommercial.com or by writing to us at: MetLife GVUL; Suite 600; 11330 Olive Boulevard, St. Louis Mo. 63141; or calling us at (800) 756-0124. Capitalized terms in this SAI have the same meanings as in the prospectus for the Certificates.
SAI-1

Page
ADDITIONAL CERTIFICATE INFORMATION	SAI-3
The Certificate	SAI-3
Claims of Creditors	SAI-3
Incontestability	SAI-3
Misstatement of Age	SAI-3
Suicide Exclusion	SAI-3
Assignment	SAI-3
Cost of Insurance	SAI-4
DISTRIBUTION OF THE CERTIFICATES	SAI-5
MORE INFORMATION ABOUT THE COMPANY	SAI-5
The Company	SAI-5
NON-PRINCIPAL RISKS OF INVESTING IN THE CERTIFICATE	SAI-5
Payment of Proceeds	SAI-5
Potential Conflicts of Interest	SAI-6
OTHER INFORMATION	SAI-6
Safekeeping of Separate Account Assets	SAI-6
Records and Reports	SAI-6
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	SAI-6
Financial Statements	SAI-7
APPENDIX — DEATH BENEFIT APPLICABLE PERCENTAGE TABLE	A-1
SAI-2

ADDITIONAL CERTIFICATE INFORMATION
The Certificate
The Certificate, the attached application, any riders, endorsements, any application for an increase in Face Amount, and any application for reinstatement together make the entire contract between the Owner and us.
We assume that all statements made by the Insured in the application are made to the best knowledge and belief of the person(s) who made them and, in most states, in the absence of fraud, those statements are considered representations and not warranties. We rely on those statements when we issue or change a Certificate. Because of differences in state laws, certain provisions of the Certificate may differ from state to state.
Claims of Creditors
To the extent permitted by law, neither the Certificate nor any payment thereunder will be subject to the claims of creditors or to any legal process. However, the amount of the death benefit that exceeds the Certificate’s Cash Value is paid from our Fixed Account and thus is subject to the claims paying ability of the Company.
Incontestability
In issuing this Certificate, we rely on all statements made by or for the Owner and/or the Insured in the application or in a supplemental application or application for reinstatement. Therefore, if an Owner makes any material misrepresentation of a fact in an application or any supplemental application, we may contest the Certificate’s validity or may resist a claim under the Certificate.
We cannot contest the Certificate after it has been in force during the lifetime of the Insured for two years after the Effective Date of the Certificate. An increase in Face Amount or the addition of a rider after the Effective Date of the Certificate is incontestable after such increase in Face Amount or rider has been in effect for two years during the lifetime of the Insured. The reinstatement of a Certificate is incontestable, except for nonpayment of premiums, after such reinstatement has been in effect for two years during the lifetime of the Insured.
Misstatement of Age
If the age of the Insured was stated incorrectly in the application, we will adjust the death benefit proceeds to the amount that would have been payable at the correct age based on the most recent deduction for cost of insurance.
Any payment or Certificate changes we make in good faith, relying on our records or evidence supplied with respect to such payment, will fully discharge our duty. We reserve the right to correct any errors in the Certificate.
Suicide Exclusion
If the Insured commits suicide, while sane or insane, within two years of the Effective Date of the Certificate (or within the maximum period permitted by the laws of the state in which the Certificate was delivered, if less than two years), the amount payable will be limited to premiums paid, less any partial withdrawals and outstanding Indebtedness. If the Insured, while sane or insane, dies by suicide within two years after the effective date of any increase in Face Amount, the death benefit for that increase will be limited to the amount of the monthly deductions for the increase.
Certain states may require suicide exclusion provisions that differ from those stated here.
Assignment
An Owner may assign rights under the Certificate while the Insured is alive by submitting a written request to our Administrative Office. The Owner retains an ownership rights under the Certificate that are not assigned.
We will be bound by an assignment of a Certificate only if:
SAI-3

•	it is in writing;
•	the original instrument or a certified copy is filed with us at our Administrative Office; and
•	we send an acknowledged copy to the Owner.
We are not responsible for determining the validity of any assignment.
Payment of Certificate proceeds is subject to the rights of any assignee of record. If a claim is based on an assignment, we may require proof of the interest of the claimant. A valid assignment will take precedence over any claim of a Beneficiary. An assignment may have tax consequences.
Cost of Insurance
Cost of Insurance Rates. The current cost of insurance rates will be based on the Attained Age of the Insured and the rate class of the Insured. The cost of insurance rates generally increase as the Insured’s Attained Age increases. An Insured’s rate class is generally based on factors that may affect the mortality risk we assume in connection with a particular Group Contract or employer-sponsored insurance program.
Any change in the actual cost of insurance rates, will apply to all persons of the same Attained Age and rate class whose Face Amounts have been in force for the same length of time. (For purposes of computing guideline premiums under Section 7702 of the Internal Revenue Code of 1986, as amended, the Company will use 100% of the 2001 CSO Table for Certificates issued prior to January 1, 2020 and the 2017 CSO Table for Certificates issued on and after January 1, 2020).
SAI-4

DISTRIBUTION OF THE CERTIFICATES
Information about the distribution of the Certificates is contained in the prospectus. (See “Distribution of the Group Policy and the Certificates.”) Additional information is provided below.
The Certificates are offered to the public on a continuous basis beginning May 1, 2009. We anticipate continuing to offer the Certificates, but reserve the right to discontinue the offering.
MetLife Investors Distribution Company (“MLIDC”), 200 Park Avenue, New York, NY 10166, is the principal underwriter and distributor of the Certificates. MLIDC, which is our affiliate is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Act of 1934, and is a member of the Financial Industry Regulatory Authority. MLIDC enters into selling agreements with other broker-dealers who sell the Certificates through their registered representatives (“selling firms”).
We pay selling firms commissions. Sales compensation was paid to selling firms with respect to the Certificates in the Separate Account in the following amounts during the periods indicated:
Fiscal Year	Aggregate Amount of Commissions Paid to Principal Underwriter	Aggregate Amount of Commissions Retained by Principal Underwriter
2021	$4,664,870	$0
2020	$3,068,216	$0
2019	$231,849	$0
We retain sales charges deducted from premium payments and use them to defray the expenses we incur in paying for distribution-related services under the distribution agreement, such as payment of commissions.
MORE INFORMATION ABOUT THE COMPANY
The Company
Metropolitan Life Insurance Company is a provider of insurance, annuities, employee benefits and asset management. We are also one of the largest institutional investors in the United States with a general account portfolio invested primarily in fixed income securities (corporate, structured products, municipals, and government and agency) and mortgage loans, as well as real estate, real estate joint ventures, other limited partnerships and equity securities. Metropolitan Life Insurance Company was incorporated under the laws of New York in 1868. The Company’s office is located at 200 Park Avenue, New York, New York 10166-0188. The Company is a wholly-owned subsidiary of MetLife, Inc. Obligations to Owners and Beneficiaries that arise under the Policy are obligations of MetLife.
NON-PRINCIPAL RISKS OF INVESTING IN THE CERTIFICATE
Payment of Proceeds
We may withhold payment of surrender or loan proceeds if those proceeds are coming from a Certificate Owner’s check, or from a Premium transaction under our pre-authorized checking arrangement, which has not yet cleared. We may also delay payment while we consider whether to contest the Certificate. We pay interest on the death benefit proceeds from the date of receipt of documentation in good order to the date we pay them. Normally we promptly make payments of cash value, or of any loan value available, from cash value in the Fixed Account. However, we may delay those payments for up to six months. We pay interest in accordance with state insurance law requirements on delayed payments.
SAI-5

Potential Conflicts of Interest
In addition to the Separate Account, the portfolios may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Portfolios simultaneously. Although neither we nor the Portfolios currently foresee any such disadvantages, either to variable life insurance certificate owners or to variable annuity contract owners, each Portfolio’s Board of Directors (Trustees) will monitor events in order to identify any material conflicts between the interests of these variable life insurance certificate owners and variable annuity contract owners, and will determine what action, if any, it should take. This action could include the sale of Portfolio shares by one or more of the separate accounts, which could have adverse tax consequences. Material conflicts could result from, for example: (i) changes in state insurance laws; changes in federal income tax laws; or (iii) differences in voting instructions between those given by variable life insurance certificate owners and those given by variable annuity contract owners.
If a Portfolio’s Board of Directors (Trustees) were to conclude that separate portfolios should be established for variable life insurance and variable annuity separate accounts, we will bear the attendant expenses, but variable life insurance certificate owners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined portfolio.
OTHER INFORMATION
Safekeeping of Separate Account Assets
Metropolitan Life Insurance Company, 200 Park Avenue, New York, NY 10166, acts as the custodian of the assets of the Separate Account. Metropolitan Life Insurance Company maintains records of all purchases and redemptions of applicable Portfolio shares by each of the Divisions.
Records and Reports
We will maintain all records relating to the Separate Account. Once each Certificate Year, we will send you a report showing the following information as of the end of the report period:
•	the current Cash Value, amounts in each Division of the Separate Account (and in the Fixed Account), Loan Account value
•	the current Cash Surrender Value
•	the current death benefit
•	the current amount of any Indebtedness
•	any activity since the last report (e.g., premiums paid, partial withdrawals, charges and deductions)
•	any other information required by law
We also will make available periodic reports for the Portfolios and a list of portfolio securities held in each Portfolio. Reports will be available on line and we will send you a notice when a report is available. You may also request paper copies of these reports. Receipt of premiums paid directly by the Owner, transfers, partial withdrawals, Certificate Loans, loan repayments, changes in death benefit options, increases or decreases in Face Amount, surrenders and reinstatements will be confirmed promptly following each transaction.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The statements of assets and liabilities comprising each of the Divisions of Paragon Separate Account B as of December 31, 2021, the related statements of operations for the year or period ended December 31, 2021, the statements of changes in net assets for each of the years in or partial periods included within the two-year period ended December 31, 2021, and the financial highlights for each of the years in or partial periods included within the five-year period ended December 31, 2021, included in this Statement
SAI-6

of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report. Such financial statements and financial highlights are included in reliance upon the report of such firm given their authority as experts in accounting and auditing.
The financial statements of Metropolitan Life Insurance Company as of December 31, 2021 and 2020, and for each of the three years in the period ended December 31, 2021, included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report. Such financial statements are included in reliance upon the report of such firm given their authority as experts in accounting and auditing.
The principal business address of Deloitte & Touche LLP is 30 Rockefeller Plaza, New York, New York 10112-0015.
Financial Statements
The Company’s financial statements should be distinguished from the financial statements and financial highlights comprising each of the Divisions of the Separate Account, and should be considered only as bearing on the Company’s ability to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.
SAI-7

APPENDIX — DEATH BENEFIT APPLICABLE PERCENTAGE TABLE
Attained Age	Applicable Percentage
40	250%
41	243
42	236
43	229
44	222
45	215
46	209
47	203
48	197
49	191
50	185
51	178
52	171
53	164
54	157
55	150
56	146
57	142
58	138
59	134
60	130
61	128
62	126
63	124
64	122
65	120
66	119
67	118
68	117
69	116
70	115
71	113
72	111
73	109
74	107
75-90	105
91	104
92	103
93	102
94	101
95 or older	100
The applicable percentages in the foregoing table are based on federal tax law requirements described in Section 7702(d) of the Code. The Company reserves the right to alter the applicable percentage to the extent necessary to comply with changes to Section 7702(d) or any successor provision thereto.
A-1
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Policy Owners of
Paragon Separate Account B
and Board of Directors of
Metropolitan Life Insurance Company

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Paragon Separate Account B (the "Separate Account") of Metropolitan Life Insurance Company (the "Company") comprising each of the individual Divisions listed in Notes 2A and 3A as of December 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights in Note 8 for each of the five years in the period then ended for the Divisions, except for the Divisions included in the table below; the related statements of operations, changes in net assets, and the financial highlights for the Divisions and periods indicated in the table below; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Divisions constituting the Separate Account of the Company as of December 31, 2021, and the results of their operations for the year then ended (or for the period listed in the table below), the changes in their net assets for each of the two years in the period then ended (or for the periods listed in the table below), and the financial highlights for each of the five years in the period then ended (or for the periods listed in the table below), in conformity with accounting principles generally accepted in the United States of America.

Individual Divisions Comprising the Separate Account	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
DWS I Bond VIP Division	For the period from January 1, 2021 to October 28, 2021	For the period from January 1, 2021 to October 28, 2021 and the year ended December 31, 2020	For the period from January 1, 2021 to October 28, 2021 (the closure of operations) and the years ended December 31, 2020, 2019, 2018, and 2017
Morgan Stanley VIF Growth Division	For the year ended December 31, 2021	For the years ended December 31, 2021 and 2020	For the years ended December 31, 2021, 2020, and the period from April 29, 2019 (commencement of operations) through December 31, 2019

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on the Separate Account's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2021, by correspondence with the custodian or mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Tampa, Florida
March 25, 2022

We have served as the Separate Account's auditor since 2000.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2021

	American Funds® New World® Division	American Funds® U.S. Government Securities Division	BHFTI Brighthouse/ Aberdeen Emerging Markets Equity Division	BHFTI Brighthouse/ Wellington Large Cap Research Division
Assets:
Investments at fair value	$4,965,420	$1,279,886	$9,861,310	$5,692,550
Accrued dividends	—	—	—	—
Due from Metropolitan Life Insurance Company	—	—	—	—
Total Assets	4,965,420	1,279,886	9,861,310	5,692,550
Liabilities:
Accrued fees	—	—	—	—
Due to Metropolitan Life Insurance Company	—	—	—	—
Total Liabilities	—	—	—	—
Net Assets	$4,965,420	$1,279,886	$9,861,310	$5,692,550

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)
December 31, 2021

	BHFTI Invesco Global Equity Division	BHFTI Loomis Sayles Growth Division	BHFTII BlackRock Capital Appreciation Division	BHFTII BlackRock Ultra-Short Term Bond Division	BHFTII MetLife Aggregate Bond Index Division
Assets:
Investments at fair value	$24,512,954	$4,004,845	$11,121,252	$5,752,501	$6,568,643
Accrued dividends	—	—	—	—	—
Due from Metropolitan Life Insurance Company	—	—	—	—	—
Total Assets	24,512,954	4,004,845	11,121,252	5,752,501	6,568,643
Liabilities:
Accrued fees	—	—	—	—	—
Due to Metropolitan Life Insurance Company	—	—	—	—	—
Total Liabilities	—	—	—	—	—
Net Assets	$24,512,954	$4,004,845	$11,121,252	$5,752,501	$6,568,643

The accompanying notes are an integral part of these financial statements.

	BHFTII MetLife Mid Cap Stock Index Division	BHFTII MetLife MSCI EAFE® Index Division	BHFTII MetLife Russell 2000® Index Division	BHFTII MetLife Stock Index Division	BHFTII MFS® Total Return Division
Assets:
Investments at fair value	$47,292,825	$8,913,635	$54,601,907	$101,652,470	$25,886,445
Accrued dividends	—	—	—	—	—
Due from Metropolitan Life Insurance Company	—	—	—	—	—
Total Assets	47,292,825	8,913,635	54,601,907	101,652,470	25,886,445
Liabilities:
Accrued fees	—	—	—	—	—
Due to Metropolitan Life Insurance Company	—	—	4	1	—
Total Liabilities	—	—	4	1	—
Net Assets	$47,292,825	$8,913,635	$54,601,903	$101,652,469	$25,886,445

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)
December 31, 2021

	BHFTII MFS® Value Division	BHFTII Western Asset Management Strategic Bond Opportunities Division	DWS I Capital Growth VIP Division	DWS I Core Equity VIP Division	DWS I CROCI® International VIP Division
Assets:
Investments at fair value	$6,694,271	$1,452,500	$1,563,982	$820,969	$9,790,407
Accrued dividends	—	—	—	—	—
Due from Metropolitan Life Insurance Company	—	—	—	—	—
Total Assets	6,694,271	1,452,500	1,563,982	820,969	9,790,407
Liabilities:
Accrued fees	—	—	—	—	—
Due to Metropolitan Life Insurance Company	—	—	—	—	—
Total Liabilities	—	—	—	—	—
Net Assets	$6,694,271	$1,452,500	$1,563,982	$820,969	$9,790,407

The accompanying notes are an integral part of these financial statements.

	DWS I Global Small Cap VIP Division	DWS II Global Income Builder VIP Division	DWS II Government Money Market VIP Division	DWS II Small Mid Cap Growth VIP Division	Fidelity® VIP Asset Manager Division
Assets:
Investments at fair value	$357,163	$474,203	$16,747,845	$237,662	$79,442
Accrued dividends	—	—	66	—	—
Due from Metropolitan Life Insurance Company	—	1	4	—	—
Total Assets	357,163	474,204	16,747,915	237,662	79,442
Liabilities:
Accrued fees	29	39	—	48	49
Due to Metropolitan Life Insurance Company	—	—	—	1	1
Total Liabilities	29	39	—	49	50
Net Assets	$357,134	$474,165	$16,747,915	$237,613	$79,392

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)
December 31, 2021

	Fidelity® VIP Asset Manager: Growth Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Equity-Income Division	Fidelity® VIP Freedom 2010 Division	Fidelity® VIP Freedom 2020 Division
Assets:
Investments at fair value	$338,885	$80,788,064	$33,588,536	$1,856,305	$5,551,603
Accrued dividends	—	—	—	—	—
Due from Metropolitan Life Insurance Company	—	—	—	—	—
Total Assets	338,885	80,788,064	33,588,536	1,856,305	5,551,603
Liabilities:
Accrued fees	21	—	36	—	—
Due to Metropolitan Life Insurance Company	—	—	—	—	—
Total Liabilities	21	—	36	—	—
Net Assets	$338,864	$80,788,064	$33,588,500	$1,856,305	$5,551,603

The accompanying notes are an integral part of these financial statements.

	Fidelity® VIP Freedom 2030 Division	Fidelity® VIP Freedom 2040 Division	Fidelity® VIP Freedom 2050 Division	Fidelity® VIP Government Money Market Division	Fidelity® VIP Growth Division
Assets:
Investments at fair value	$13,896,330	$9,832,610	$4,248,147	$1,337,329	$62,005,607
Accrued dividends	—	—	—	—	—
Due from Metropolitan Life Insurance Company	—	—	—	—	—
Total Assets	13,896,330	9,832,610	4,248,147	1,337,329	62,005,607
Liabilities:
Accrued fees	—	—	—	—	—
Due to Metropolitan Life Insurance Company	—	6	—	—	—
Total Liabilities	—	6	—	—	—
Net Assets	$13,896,330	$9,832,604	$4,248,147	$1,337,329	$62,005,607

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)
December 31, 2021

	Fidelity® VIP High Income Division	Fidelity® VIP Index 500 Division	Fidelity® VIP Investment Grade Bond Division	Fidelity® VIP Mid Cap Division	Fidelity® VIP Overseas Division
Assets:
Investments at fair value	$325,958	$99,914,949	$1,074,925	$12,770,123	$823,794
Accrued dividends	—	—	—	—	—
Due from Metropolitan Life Insurance Company	—	—	—	3	1
Total Assets	325,958	99,914,949	1,074,925	12,770,126	823,795
Liabilities:
Accrued fees	51	—	31	—	17
Due to Metropolitan Life Insurance Company	—	1	—	—	—
Total Liabilities	51	1	31	—	17
Net Assets	$325,907	$99,914,948	$1,074,894	$12,770,126	$823,778

The accompanying notes are an integral part of these financial statements.

	Fidelity® VIP Real Estate Division	Fidelity® VIP Value Division	Invesco V.I. Diversified Dividend Division	Invesco V.I. Equity and Income Division	Invesco V.I. Global Core Equity Division
Assets:
Investments at fair value	$1,359,170	$522,523	$324,627	$13,772	$422,445
Accrued dividends	—	—	—	—	—
Due from Metropolitan Life Insurance Company	—	—	—	—	1
Total Assets	1,359,170	522,523	324,627	13,772	422,446
Liabilities:
Accrued fees	51	43	35	21	43
Due to Metropolitan Life Insurance Company	—	—	—	—	—
Total Liabilities	51	43	35	21	43
Net Assets	$1,359,119	$522,480	$324,592	$13,751	$422,403

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)
December 31, 2021

	Invesco V.I. High Yield Division	MFS® VIT Global Equity Division	MFS® VIT Growth Division	MFS® VIT Investors Trust Division	MFS® VIT Mid Cap Growth Division
Assets:
Investments at fair value	$10,083	$12,880,911	$32,707,471	$155,329	$301,006
Accrued dividends	—	—	—	—	—
Due from Metropolitan Life Insurance Company	—	—	—	—	—
Total Assets	10,083	12,880,911	32,707,471	155,329	301,006
Liabilities:
Accrued fees	15	45	32	35	25
Due to Metropolitan Life Insurance Company	—	—	—	—	—
Total Liabilities	15	45	32	35	25
Net Assets	$10,068	$12,880,866	$32,707,439	$155,294	$300,981

The accompanying notes are an integral part of these financial statements.

	MFS® VIT New Discovery Division	MFS® VIT Research Division	MFS® VIT Total Return Bond Division	MFS® VIT Total Return Division	MFS® VIT Utilities Division
Assets:
Investments at fair value	$613,368	$202,821	$8,154,257	$617,202	$81,165
Accrued dividends	—	—	—	—	—
Due from Metropolitan Life Insurance Company	—	—	—	—	—
Total Assets	613,368	202,821	8,154,257	617,202	81,165
Liabilities:
Accrued fees	—	45	9	—	50
Due to Metropolitan Life Insurance Company	—	—	—	—	—
Total Liabilities	—	45	9	—	50
Net Assets	$613,368	$202,776	$8,154,248	$617,202	$81,115

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)
December 31, 2021

	MFS® VIT Value Division	MFS® VIT II Core Equity Division	MFS® VIT II High Yield Division	MFS® VIT II Income Division	MFS® VIT II Massachusetts Investors Growth Stock Division
Assets:
Investments at fair value	$393,212	$93,956	$17,638	$1,574	$436,180
Accrued dividends	—	—	—	—	—
Due from Metropolitan Life Insurance Company	—	—	—	—	—
Total Assets	393,212	93,956	17,638	1,574	436,180
Liabilities:
Accrued fees	32	8	22	1	36
Due to Metropolitan Life Insurance Company	—	—	—	1	—
Total Liabilities	32	8	22	2	36
Net Assets	$393,180	$93,948	$17,616	$1,572	$436,144

The accompanying notes are an integral part of these financial statements.

	MFS® VIT II U.S. Government Money Market Division	Morgan Stanley VIF Global Infrastructure Division	Morgan Stanley VIF Global Strategist Division	Morgan Stanley VIF Growth Division	Morgan Stanley VIS Income Plus Division
Assets:
Investments at fair value	$2,853,162	$48,050	$49,569	$1,257,995	$25,778
Accrued dividends	—	—	—	—	—
Due from Metropolitan Life Insurance Company	—	—	—	1	—
Total Assets	2,853,162	48,050	49,569	1,257,996	25,778
Liabilities:
Accrued fees	49	21	25	—	40
Due to Metropolitan Life Insurance Company	—	—	—	—	—
Total Liabilities	49	21	25	—	40
Net Assets	$2,853,113	$48,029	$49,544	$1,257,996	$25,738

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)
December 31, 2021

	Putnam VT Diversified Income Division	Putnam VT Emerging Markets Equity Division	Putnam VT Focused International Equity Division	Putnam VT Global Asset Allocation Division	Putnam VT Government Money Market Division
Assets:
Investments at fair value	$184,145	$138,727	$427,690	$357,056	$108,749
Accrued dividends	—	—	—	—	—
Due from Metropolitan Life Insurance Company	—	—	—	—	—
Total Assets	184,145	138,727	427,690	357,056	108,749
Liabilities:
Accrued fees	15	28	35	29	24
Due to Metropolitan Life Insurance Company	—	—	—	—	—
Total Liabilities	15	28	35	29	24
Net Assets	$184,130	$138,699	$427,655	$357,027	$108,725

The accompanying notes are an integral part of these financial statements.

	Putnam VT Growth Opportunities Division	Putnam VT High Yield Division	Putnam VT Income Division	Putnam VT International Equity Division	Putnam VT International Value Division
Assets:
Investments at fair value	$16,323,506	$8,144,256	$8,211,926	$280,621	$44,931
Accrued dividends	—	—	—	—	—
Due from Metropolitan Life Insurance Company	—	—	—	—	—
Total Assets	16,323,506	8,144,256	8,211,926	280,621	44,931
Liabilities:
Accrued fees	—	39	11	88	4
Due to Metropolitan Life Insurance Company	—	—	—	1	—
Total Liabilities	—	39	11	89	4
Net Assets	$16,323,506	$8,144,217	$8,211,915	$280,532	$44,927
The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Concluded)
December 31, 2021

	Putnam VT Large Cap Value Division	Putnam VT Multi-Cap Core Division	Putnam VT Sustainable Leaders Division	T. Rowe Price ES Equity Income Division
Assets:
Investments at fair value	$9,403,270	$336,576	$21,315,938	$58,386
Accrued dividends	—	—	—	—
Due from Metropolitan Life Insurance Company	6	1	—	—
Total Assets	9,403,276	336,577	21,315,938	58,386
Liabilities:
Accrued fees	40	21	24	21
Due to Metropolitan Life Insurance Company	—	—	—	—
Total Liabilities	40	21	24	21
Net Assets	$9,403,236	$336,556	$21,315,914	$58,365

The accompanying notes are an integral part of these financial statements.

	T. Rowe Price ES Mid-Cap Growth Division	T. Rowe Price ES Moderate Allocation Division	T. Rowe Price ES New America Growth Division	T. Rowe Price FIS Limited-Term Bond Division
Assets:
Investments at fair value	$914,682	$28,085,524	$29,205,143	$6,796,321
Accrued dividends	—	—	—	—
Due from Metropolitan Life Insurance Company	—	—	—	—
Total Assets	914,682	28,085,524	29,205,143	6,796,321
Liabilities:
Accrued fees	75	37	—	—
Due to Metropolitan Life Insurance Company	1	1	1	—
Total Liabilities	76	38	1	—
Net Assets	$914,606	$28,085,486	$29,205,142	$6,796,321

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS
For the year ended December 31, 2021

	American Funds® New World® Division	American Funds® U.S. Government Securities Division	BHFTI Brighthouse/ Aberdeen Emerging Markets Equity Division	BHFTI Brighthouse/ Wellington Large Cap Research Division	BHFTI Invesco Global Equity Division
Investment Income:
Dividends	$54,096	$19,368	$40,875	$41,873	$29,237
Expenses:
Mortality and expense risk charges	36,688	9,706	31,003	36,715	34,421
Net investment income (loss)	17,408	9,662	9,872	5,158	(5,184)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	155,335	104,774	—	475,993	927,019
Realized gains (losses) on sale of investments	246,853	(10,810)	481,269	128,147	727,241
Net realized gains (losses)	402,188	93,964	481,269	604,140	1,654,260
Change in unrealized gains (losses) on investments	(216,267)	(123,175)	(1,113,782)	408,767	1,616,399
Net realized and change in unrealized gains (losses) on investments	185,921	(29,211)	(632,513)	1,012,907	3,270,659
Net increase (decrease) in net assets resulting from operations	$203,329	$(19,549)	$(622,641)	$1,018,065	$3,265,475

(a) For the period January 01, 2021 to October 28, 2021.

The accompanying notes are an integral part of these financial statements.

	BHFTI Loomis Sayles Growth Division	BHFTII BlackRock Capital Appreciation Division	BHFTII BlackRock Ultra-Short Term Bond Division	BHFTII MetLife Aggregate Bond Index Division	BHFTII MetLife Mid Cap Stock Index Division
Investment Income:
Dividends	$7,467	$—	$18,446	$177,912	$483,870
Expenses:
Mortality and expense risk charges	27,950	75,538	41,129	14,262	49,312
Net investment income (loss)	(20,483)	(75,538)	(22,683)	163,650	434,558
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	113,872	1,298,637	—	—	2,119,715
Realized gains (losses) on sale of investments	58,147	344,094	(42,578)	18,132	904,608
Net realized gains (losses)	172,019	1,642,731	(42,578)	18,132	3,024,323
Change in unrealized gains (losses) on investments	447,855	256,553	13,506	(341,822)	5,884,461
Net realized and change in unrealized gains (losses) on investments	619,874	1,899,284	(29,072)	(323,690)	8,908,784
Net increase (decrease) in net assets resulting from operations	$599,391	$1,823,746	$(51,755)	$(160,040)	$9,343,342

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)
For the year ended December 31, 2021

	BHFTII MetLife MSCI EAFE® Index Division	BHFTII MetLife Russell 2000® Index Division	BHFTII MetLife Stock Index Division	BHFTII MFS® Total Return Division	BHFTII MFS® Value Division
Investment Income:
Dividends	$153,709	$541,712	$1,373,991	$469,161	$91,276
Expenses:
Mortality and expense risk charges	14,173	253,849	46,295	16,590	44,490
Net investment income (loss)	139,536	287,863	1,327,696	452,571	46,786
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	2,725,689	5,572,960	1,480,732	59,972
Realized gains (losses) on sale of investments	110,872	1,307,422	1,873,163	283,628	125,836
Net realized gains (losses)	110,872	4,033,111	7,446,123	1,764,360	185,808
Change in unrealized gains (losses) on investments	577,129	2,314,967	13,945,848	1,057,266	1,048,871
Net realized and change in unrealized gains (losses) on investments	688,001	6,348,078	21,391,971	2,821,626	1,234,679
Net increase (decrease) in net assets resulting from operations	$827,537	$6,635,941	$22,719,667	$3,274,197	$1,281,465

(a) For the period January 01, 2021 to October 28, 2021.

The accompanying notes are an integral part of these financial statements.

	BHFTII Western Asset Management Strategic Bond Opportunities Division	DWS I Bond VIP Division (a)	DWS I Capital Growth VIP Division	DWS I Core Equity VIP Division	DWS I CROCI® International VIP Division
Investment Income:
Dividends	$51,517	$1,971	$3,054	$5,522	$235,219
Expenses:
Mortality and expense risk charges	10,443	658	10,534	5,271	72,151
Net investment income (loss)	41,074	1,313	(7,480)	251	163,068
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	—	76,512	32,027	—
Realized gains (losses) on sale of investments	11,263	2,302	117,976	68,787	16,842
Net realized gains (losses)	11,263	2,302	194,488	100,814	16,842
Change in unrealized gains (losses) on investments	(23,399)	(4,019)	88,212	48,799	565,900
Net realized and change in unrealized gains (losses) on investments	(12,136)	(1,717)	282,700	149,613	582,742
Net increase (decrease) in net assets resulting from operations	$28,938	$(404)	$275,220	$149,864	$745,810

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)
For the year ended December 31, 2021

	DWS I Global Small Cap VIP Division	DWS II Global Income Builder VIP Division	DWS II Government Money Market VIP Division	DWS II Small Mid Cap Growth VIP Division	Fidelity® VIP Asset Manager Division
Investment Income:
Dividends	$1,365	$10,301	$1,623	$93	$1,262
Expenses:
Mortality and expense risk charges	2,925	3,342	122,005	1,807	525
Net investment income (loss)	(1,560)	6,959	(120,382)	(1,714)	737
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	6,230	—	12,111	433
Realized gains (losses) on sale of investments	43,651	7,584	—	52,900	5,510
Net realized gains (losses)	43,651	13,814	—	65,011	5,943
Change in unrealized gains (losses) on investments	4,453	21,348	—	(48,524)	(797)
Net realized and change in unrealized gains (losses) on investments	48,104	35,162	—	16,487	5,146
Net increase (decrease) in net assets resulting from operations	$46,544	$42,121	$(120,382)	$14,773	$5,883

(a) For the period January 01, 2021 to October 28, 2021.

The accompanying notes are an integral part of these financial statements.

	Fidelity® VIP Asset Manager: Growth Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Equity-Income Division	Fidelity® VIP Freedom 2010 Division	Fidelity® VIP Freedom 2020 Division
Investment Income:
Dividends	$4,669	$45,033	$601,604	$19,457	$59,673
Expenses:
Mortality and expense risk charges	2,656	549,958	235,859	14,946	42,325
Net investment income (loss)	2,013	(504,925)	365,745	4,511	17,348
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	5,385	9,216,248	3,509,063	76,550	309,426
Realized gains (losses) on sale of investments	53,342	2,822,400	639,274	121,799	275,190
Net realized gains (losses)	58,727	12,038,648	4,148,337	198,349	584,616
Change in unrealized gains (losses) on investments	(12,732)	5,933,828	2,084,438	(100,964)	(137,469)
Net realized and change in unrealized gains (losses) on investments	45,995	17,972,476	6,232,775	97,385	447,147
Net increase (decrease) in net assets resulting from operations	$48,008	$17,467,551	$6,598,520	$101,896	$464,495

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)
For the year ended December 31, 2021

	Fidelity® VIP Freedom 2030 Division	Fidelity® VIP Freedom 2040 Division	Fidelity® VIP Freedom 2050 Division	Fidelity® VIP Government Money Market Division	Fidelity® VIP Growth Division
Investment Income:
Dividends	$144,619	$85,721	$37,014	$130	$—
Expenses:
Mortality and expense risk charges	97,857	65,932	28,399	9,748	433,089
Net investment income (loss)	46,762	19,789	8,615	(9,618)	(433,089)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	535,165	361,194	138,375	—	11,935,673
Realized gains (losses) on sale of investments	412,467	147,984	155,571	—	2,602,707
Net realized gains (losses)	947,632	509,178	293,946	—	14,538,380
Change in unrealized gains (losses) on investments	408,204	804,207	271,286	—	(2,645,842)
Net realized and change in unrealized gains (losses) on investments	1,355,836	1,313,385	565,232	—	11,892,538
Net increase (decrease) in net assets resulting from operations	$1,402,598	$1,333,174	$573,847	$(9,618)	$11,459,449

(a) For the period January 01, 2021 to October 28, 2021.

The accompanying notes are an integral part of these financial statements.

	Fidelity® VIP High Income Division	Fidelity® VIP Index 500 Division	Fidelity® VIP Investment Grade Bond Division	Fidelity® VIP Mid Cap Division	Fidelity® VIP Overseas Division
Investment Income:
Dividends	$17,278	$1,142,353	$22,217	$73,589	$4,134
Expenses:
Mortality and expense risk charges	2,388	675,648	8,382	87,663	5,815
Net investment income (loss)	14,890	466,705	13,835	(14,074)	(1,681)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	649,529	29,781	1,906,914	57,627
Realized gains (losses) on sale of investments	90	4,833,929	47,926	354,086	31,136
Net realized gains (losses)	90	5,483,458	77,707	2,261,000	88,763
Change in unrealized gains (losses) on investments	(3,791)	15,887,593	(108,394)	230,432	46,189
Net realized and change in unrealized gains (losses) on investments	(3,701)	21,371,051	(30,687)	2,491,432	134,952
Net increase (decrease) in net assets resulting from operations	$11,189	$21,837,756	$(16,852)	$2,477,358	$133,271

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)
For the year ended December 31, 2021

	Fidelity® VIP Real Estate Division	Fidelity® VIP Value Division	Invesco V.I. Diversified Dividend Division	Invesco V.I. Equity and Income Division	Invesco V.I. Global Core Equity Division
Investment Income:
Dividends	$13,504	$8,372	$7,985	$234	$4,104
Expenses:
Mortality and expense risk charges	8,245	3,838	3,362	113	3,680
Net investment income (loss)	5,259	4,534	4,623	121	424
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	7,165	54,011	1,445	123	68,727
Realized gains (losses) on sale of investments	12,769	27,138	25,482	1,903	15,719
Net realized gains (losses)	19,934	81,149	26,927	2,026	84,446
Change in unrealized gains (losses) on investments	325,542	40,770	28,453	(174)	(30,878)
Net realized and change in unrealized gains (losses) on investments	345,476	121,919	55,380	1,852	53,568
Net increase (decrease) in net assets resulting from operations	$350,735	$126,453	$60,003	$1,973	$53,992

(a) For the period January 01, 2021 to October 28, 2021.

The accompanying notes are an integral part of these financial statements.

	Invesco V.I. High Yield Division	MFS® VIT Global Equity Division	MFS® VIT Growth Division	MFS® VIT Investors Trust Division	MFS® VIT Mid Cap Growth Division
Investment Income:
Dividends	$489	$81,253	$—	$893	$—
Expenses:
Mortality and expense risk charges	99	94,477	227,839	1,068	2,092
Net investment income (loss)	390	(13,224)	(227,839)	(175)	(2,092)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	787,899	4,180,776	4,491	55,183
Realized gains (losses) on sale of investments	158	662,698	1,730,647	6,181	5,360
Net realized gains (losses)	158	1,450,597	5,911,423	10,672	60,543
Change in unrealized gains (losses) on investments	(173)	463,935	481,686	21,809	(23,371)
Net realized and change in unrealized gains (losses) on investments	(15)	1,914,532	6,393,109	32,481	37,172
Net increase (decrease) in net assets resulting from operations	$375	$1,901,308	$6,165,270	$32,306	$35,080

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)
For the year ended December 31, 2021

	MFS® VIT New Discovery Division	MFS® VIT Research Division	MFS® VIT Total Return Bond Division	MFS® VIT Total Return Division	MFS® VIT Utilities Division
Investment Income:
Dividends	$—	$1,004	$220,836	$10,613	$1,311
Expenses:
Mortality and expense risk charges	4,873	1,376	53	4,389	552
Net investment income (loss)	(4,873)	(372)	220,783	6,224	759
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	100,065	10,516	599	28,268	2,554
Realized gains (losses) on sale of investments	19,109	9,333	17,560	13,008	1,684
Net realized gains (losses)	119,174	19,849	18,159	41,276	4,238
Change in unrealized gains (losses) on investments	(106,104)	19,508	(305,731)	24,488	4,391
Net realized and change in unrealized gains (losses) on investments	13,070	39,357	(287,572)	65,764	8,629
Net increase (decrease) in net assets resulting from operations	$8,197	$38,985	$(66,789)	$71,988	$9,388

(a) For the period January 01, 2021 to October 28, 2021.

The accompanying notes are an integral part of these financial statements.

	MFS® VIT Value Division	MFS® VIT II Core Equity Division	MFS® VIT II High Yield Division	MFS® VIT II Income Division	MFS® VIT II Massachusetts Investors Growth Stock Division
Investment Income:
Dividends	$4,312	$361	$852	$39	$976
Expenses:
Mortality and expense risk charges	2,489	629	125	8	2,978
Net investment income (loss)	1,823	(268)	727	31	(2,002)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	7,180	6,193	—	50	51,987
Realized gains (losses) on sale of investments	8,014	6,488	110	(13)	12,648
Net realized gains (losses)	15,194	12,681	110	37	64,635
Change in unrealized gains (losses) on investments	55,388	5,852	(392)	(63)	26,214
Net realized and change in unrealized gains (losses) on investments	70,582	18,533	(282)	(26)	90,849
Net increase (decrease) in net assets resulting from operations	$72,405	$18,265	$445	$5	$88,847

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)
For the year ended December 31, 2021

	MFS® VIT II U.S. Government Money Market Division	Morgan Stanley VIF Global Infrastructure Division	Morgan Stanley VIF Global Strategist Division	Morgan Stanley VIF Growth Division	Morgan Stanley VIS Income Plus Division
Investment Income:
Dividends	$—	$1,213	$869	$—	$875
Expenses:
Mortality and expense risk charges	309	689	419	13,335	230
Net investment income (loss)	(309)	524	450	(13,335)	645
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	1,722	1,586	334,738	1,806
Realized gains (losses) on sale of investments	—	9,114	1,735	216,793	21
Net realized gains (losses)	—	10,836	3,321	551,531	1,827
Change in unrealized gains (losses) on investments	—	620	(789)	(522,620)	(3,133)
Net realized and change in unrealized gains (losses) on investments	—	11,456	2,532	28,911	(1,306)
Net increase (decrease) in net assets resulting from operations	$(309)	$11,980	$2,982	$15,576	$(661)

(a) For the period January 01, 2021 to October 28, 2021.

The accompanying notes are an integral part of these financial statements.

	Putnam VT Diversified Income Division	Putnam VT Emerging Markets Equity Division	Putnam VT Focused International Equity Division	Putnam VT Global Asset Allocation Division	Putnam VT Government Money Market Division
Investment Income:
Dividends	$1,767	$1,080	$4,252	$3,191	$10
Expenses:
Mortality and expense risk charges	1,449	1,142	3,244	2,632	731
Net investment income (loss)	318	(62)	1,008	559	(721)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	2,295	11,190	8,949	—
Realized gains (losses) on sale of investments	(1,351)	6,185	17,320	10,218	—
Net realized gains (losses)	(1,351)	8,480	28,510	19,167	—
Change in unrealized gains (losses) on investments	(13,665)	(15,511)	18,821	24,289	—
Net realized and change in unrealized gains (losses) on investments	(15,016)	(7,031)	47,331	43,456	—
Net increase (decrease) in net assets resulting from operations	$(14,698)	$(7,093)	$48,339	$44,015	$(721)

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)
For the year ended December 31, 2021

	Putnam VT Growth Opportunities Division	Putnam VT High Yield Division	Putnam VT Income Division	Putnam VT International Equity Division	Putnam VT International Value Division
Investment Income:
Dividends	$—	$409,252	$139,671	$3,709	$867
Expenses:
Mortality and expense risk charges	114,106	61,254	63,697	2,063	310
Net investment income (loss)	(114,106)	347,998	75,974	1,646	557
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	1,409,191	—	391,538	9,634	500
Realized gains (losses) on sale of investments	829,392	(15,845)	(63,197)	7,461	430
Net realized gains (losses)	2,238,583	(15,845)	328,341	17,095	930
Change in unrealized gains (losses) on investments	896,736	22,429	(855,500)	2,432	3,707
Net realized and change in unrealized gains (losses) on investments	3,135,319	6,584	(527,159)	19,527	4,637
Net increase (decrease) in net assets resulting from operations	$3,021,213	$354,582	$(451,185)	$21,173	$5,194

(a) For the period January 01, 2021 to October 28, 2021.

The accompanying notes are an integral part of these financial statements.

	Putnam VT Large Cap Value Division	Putnam VT Multi-Cap Core Division	Putnam VT Sustainable Leaders Division	T. Rowe Price ES Equity Income Division	T. Rowe Price ES Mid-Cap Growth Division
Investment Income:
Dividends	$115,939	$2,453	$65,825	$832	$—
Expenses:
Mortality and expense risk charges	64,000	2,240	148,076	382	6,521
Net investment income (loss)	51,939	213	(82,251)	450	(6,521)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	310,774	24,493	1,760,425	3,968	91,339
Realized gains (losses) on sale of investments	363,424	2,782	711,437	766	21,308
Net realized gains (losses)	674,198	27,275	2,471,862	4,734	112,647
Change in unrealized gains (losses) on investments	1,219,042	48,540	1,610,484	4,749	5,729
Net realized and change in unrealized gains (losses) on investments	1,893,240	75,815	4,082,346	9,483	118,376
Net increase (decrease) in net assets resulting from operations	$1,945,179	$76,028	$4,000,095	$9,933	$111,855

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Concluded)
For the year ended December 31, 2021

	T. Rowe Price ES Moderate Allocation Division	T. Rowe Price ES New America Growth Division	T. Rowe Price FIS Limited-Term Bond Division
Investment Income:
Dividends	$272,445	$—	$92,615
Expenses:
Mortality and expense risk charges	208,430	208,015	52,007
Net investment income (loss)	64,015	(208,015)	40,608
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	2,586,877	5,428,715	40,812
Realized gains (losses) on sale of investments	693,439	1,248,012	101,686
Net realized gains (losses)	3,280,316	6,676,727	142,498
Change in unrealized gains (losses) on investments	(910,363)	(1,515,843)	(224,945)
Net realized and change in unrealized gains (losses) on investments	2,369,953	5,160,884	(82,447)
Net increase (decrease) in net assets resulting from operations	$2,433,968	$4,952,869	$(41,839)

(a) For the period January 01, 2021 to October 28, 2021.

The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS

For the years ended December 31, 2021 and 2020

	American Funds® New World® Division		American Funds® U.S. Government Securities Division		BHFTI Brighthouse/Aberdeen Emerging Markets Equity Division		BHFTI Brighthouse/Wellington Large Cap Research Division
	2021	2020	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$17,408	$(18,221)	$9,662	$17,929	$9,872	$135,872	$5,158	$13,422
Net realized gains (losses)	402,188	114,129	93,964	62,232	481,269	183,239	604,140	257,684
Change in unrealized gains (losses) on investments	(216,267)	760,678	(123,175)	37,907	(1,113,782)	1,600,904	408,767	460,108
Net increase (decrease) in net assets resulting from operations	203,329	856,586	(19,549)	118,068	(622,641)	1,920,015	1,018,065	731,214
Policy Transactions:
Premium payments received from Policy owners	2,862,289	2,342,652	1,401,386	1,336,105	1,893,697	1,774,399	3,223,984	2,387,827
Net transfers (including fixed account)	(55,377)	19,711	(88,310)	55,258	1,146,261	(579,315)	59,278	(169,471)
Policy charges	(2,366,774)	(2,033,967)	(1,207,090)	(1,200,387)	(1,200,964)	(1,081,371)	(2,506,759)	(2,002,759)
Transfers for Policy benefits and terminations	(261,165)	(222,742)	(238,063)	(142,104)	(601,903)	(421,142)	(228,755)	(164,554)
Net increase (decrease) in net assets resulting from Policy transactions	178,973	105,654	(132,077)	48,872	1,237,091	(307,429)	547,748	51,043
Net increase (decrease) in net assets	382,302	962,240	(151,626)	166,940	614,450	1,612,586	1,565,813	782,257
Net Assets:
Beginning of year	4,583,118	3,620,878	1,431,512	1,264,572	9,246,860	7,634,274	4,126,737	3,344,480
End of year	$4,965,420	$4,583,118	$1,279,886	$1,431,512	$9,861,310	$9,246,860	$5,692,550	$4,126,737

(a) For the period January 01, 2021 to October 28, 2021.

The accompanying notes are an integral part of these financial statements.

	BHFTI Invesco Global Equity Division		BHFTI Loomis Sayles Growth Division		BHFTII BlackRock Capital Appreciation Division
	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(5,184)	$129,100	$(20,483)	$1,890	$(75,538)	$(53,440)
Net realized gains (losses)	1,654,260	466,477	172,019	946,442	1,642,731	954,104
Change in unrealized gains (losses) on investments	1,616,399	3,900,626	447,855	(139,336)	256,553	1,576,335
Net increase (decrease) in net assets resulting from operations	3,265,475	4,496,203	599,391	808,996	1,823,746	2,476,999
Policy Transactions:
Premium payments received from Policy owners	4,515,436	3,526,374	2,181,171	1,737,420	4,849,271	3,462,671
Net transfers (including fixed account)	859,894	(1,009,846)	10,731	(46,940)	55,757	179,097
Policy charges	(3,053,190)	(2,557,903)	(1,831,839)	(1,535,556)	(3,720,578)	(2,905,704)
Transfers for Policy benefits and terminations	(1,515,830)	(984,105)	(348,308)	(158,956)	(928,633)	(310,379)
Net increase (decrease) in net assets resulting from Policy transactions	806,310	(1,025,480)	11,755	(4,032)	255,817	425,685
Net increase (decrease) in net assets	4,071,785	3,470,723	611,146	804,964	2,079,563	2,902,684
Net Assets:
Beginning of year	20,441,169	16,970,446	3,393,699	2,588,735	9,041,689	6,139,005
End of year	$24,512,954	$20,441,169	$4,004,845	$3,393,699	$11,121,252	$9,041,689

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2021 and 2020

	BHFTII BlackRock Ultra-Short Term Bond Division		BHFTII MetLife Aggregate Bond Index Division		BHFTII MetLife Mid Cap Stock Index Division		BHFTII MetLife MSCI EAFE® Index Division
	2021	2020	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(22,683)	$64,866	$163,650	$198,671	$434,558	$427,626	$139,536	$196,816
Net realized gains (losses)	(42,578)	(23,924)	18,132	39,388	3,024,323	1,502,284	110,872	(22,108)
Change in unrealized gains (losses) on investments	13,506	(58,173)	(341,822)	220,017	5,884,461	2,589,886	577,129	348,854
Net increase (decrease) in net assets resulting from operations	(51,755)	(17,231)	(160,040)	458,076	9,343,342	4,519,796	827,537	523,562
Policy Transactions:
Premium payments received from Policy owners	27,222,796	26,644,566	1,775,438	1,634,301	7,842,990	7,243,835	1,814,359	1,512,608
Net transfers (including fixed account)	(114,019)	(53,106)	(771,975)	1,071,727	127,005	(1,635,049)	(6,391)	(55,333)
Policy charges	(26,580,295)	(26,161,667)	(1,331,770)	(1,300,301)	(5,514,688)	(4,918,451)	(1,154,721)	(1,049,027)
Transfers for Policy benefits and terminations	(372,942)	(385,412)	(463,752)	(373,348)	(3,260,428)	(1,609,430)	(257,809)	(366,124)
Net increase (decrease) in net assets resulting from Policy transactions	155,540	44,381	(792,059)	1,032,379	(805,121)	(919,095)	395,438	42,124
Net increase (decrease) in net assets	103,785	27,150	(952,099)	1,490,455	8,538,221	3,600,701	1,222,975	565,686
Net Assets:
Beginning of year	5,648,716	5,621,566	7,520,742	6,030,287	38,754,604	35,153,903	7,690,660	7,124,974
End of year	$5,752,501	$5,648,716	$6,568,643	$7,520,742	$47,292,825	$38,754,604	$8,913,635	$7,690,660

(a) For the period January 01, 2021 to October 28, 2021.

The accompanying notes are an integral part of these financial statements.

	BHFTII MetLife Russell 2000® Index Division		BHFTII MetLife Stock Index Division		BHFTII MFS® Total Return Division
	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$287,863	$327,784	$1,327,696	$1,247,165	$452,571	$508,471
Net realized gains (losses)	4,033,111	2,136,628	7,446,123	4,697,093	1,764,360	820,337
Change in unrealized gains (losses) on investments	2,314,967	5,033,814	13,945,848	6,462,541	1,057,266	744,592
Net increase (decrease) in net assets resulting from operations	6,635,941	7,498,226	22,719,667	12,406,799	3,274,197	2,073,400
Policy Transactions:
Premium payments received from Policy owners	9,246,059	8,231,118	12,678,315	11,368,587	4,390,266	4,325,783
Net transfers (including fixed account)	1,565,802	(1,798,119)	(33,663)	(1,481,336)	(970,326)	(584,942)
Policy charges	(6,687,704)	(6,079,512)	(9,056,217)	(8,179,527)	(2,985,150)	(2,815,364)
Transfers for Policy benefits and terminations	(3,539,654)	(1,531,780)	(5,136,004)	(3,335,812)	(1,603,648)	(1,271,941)
Net increase (decrease) in net assets resulting from Policy transactions	584,503	(1,178,293)	(1,547,569)	(1,628,088)	(1,168,858)	(346,464)
Net increase (decrease) in net assets	7,220,444	6,319,933	21,172,098	10,778,711	2,105,339	1,726,936
Net Assets:
Beginning of year	47,381,459	41,061,526	80,480,371	69,701,660	23,781,106	22,054,170
End of year	$54,601,903	$47,381,459	$101,652,469	$80,480,371	$25,886,445	$23,781,106

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2021 and 2020

	BHFTII MFS® Value Division		BHFTII Western Asset Management Strategic Bond Opportunities Division		DWS I Bond VIP Division		DWS I Capital Growth VIP Division
	2021	2020	2021	2020	2021 (a)	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$46,786	$55,167	$41,074	$70,818	$1,313	$1,752	$(7,480)	$(3,324)
Net realized gains (losses)	185,808	198,638	11,263	(4,094)	2,302	7,863	194,488	182,688
Change in unrealized gains (losses) on investments	1,048,871	(88,883)	(23,399)	10,062	(4,019)	(610)	88,212	159,685
Net increase (decrease) in net assets resulting from operations	1,281,465	164,922	28,938	76,786	(404)	9,005	275,220	339,049
Policy Transactions:
Premium payments received from Policy owners	3,341,190	2,932,817	1,190,403	1,108,330	29,785	35,463	158,170	143,871
Net transfers (including fixed account)	96,639	(123,871)	(41,167)	(15,617)	(96,454)	(47,871)	53,501	(200,000)
Policy charges	(2,741,223)	(2,498,225)	(1,006,403)	(972,543)	(27,019)	(36,061)	(172,674)	(167,437)
Transfers for Policy benefits and terminations	(402,490)	(278,057)	(87,548)	(188,498)	(2,914)	(67,937)	(22,043)	(63,209)
Net increase (decrease) in net assets resulting from Policy transactions	294,116	32,664	55,285	(68,328)	(96,602)	(116,406)	16,954	(286,775)
Net increase (decrease) in net assets	1,575,581	197,586	84,223	8,458	(97,006)	(107,401)	292,174	52,274
Net Assets:
Beginning of year	5,118,690	4,921,104	1,368,277	1,359,819	97,006	204,407	1,271,808	1,219,534
End of year	$6,694,271	$5,118,690	$1,452,500	$1,368,277	$—	$97,006	$1,563,982	$1,271,808

(a) For the period January 01, 2021 to October 28, 2021.

The accompanying notes are an integral part of these financial statements.

	DWS I Core Equity VIP Division		DWS I CROCI® International VIP Division		DWS I Global Small Cap VIP Division
	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$251	$3,127	$163,068	$206,124	$(1,560)	$(169)
Net realized gains (losses)	100,814	(12,513)	16,842	(225,659)	43,651	(40,615)
Change in unrealized gains (losses) on investments	48,799	58,862	565,900	181,045	4,453	91,116
Net increase (decrease) in net assets resulting from operations	149,864	49,476	745,810	161,510	46,544	50,332
Policy Transactions:
Premium payments received from Policy owners	86,453	82,240	2,121,480	1,957,402	20,221	22,975
Net transfers (including fixed account)	104,287	(119,043)	250,797	(238,597)	(200,910)	156,074
Policy charges	(76,177)	(75,967)	(1,508,904)	(1,470,653)	(28,703)	(30,260)
Transfers for Policy benefits and terminations	(28,044)	(79,833)	(527,815)	(334,621)	—	(8,063)
Net increase (decrease) in net assets resulting from Policy transactions	86,519	(192,603)	335,558	(86,469)	(209,392)	140,726
Net increase (decrease) in net assets	236,383	(143,127)	1,081,368	75,041	(162,848)	191,058
Net Assets:
Beginning of year	584,586	727,713	8,709,039	8,633,998	519,982	328,924
End of year	$820,969	$584,586	$9,790,407	$8,709,039	$357,134	$519,982

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2021 and 2020

	DWS II Global Income Builder VIP Division		DWS II Government Money Market VIP Division		DWS II Small Mid Cap Growth VIP Division		Fidelity® VIP Asset Manager Division
	2021	2020	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$6,959	$8,754	$(120,382)	$(86,526)	$(1,714)	$(1,402)	$737	$357
Net realized gains (losses)	13,814	704	—	—	65,011	(42,547)	5,943	4,944
Change in unrealized gains (losses) on investments	21,348	8,888	—	—	(48,524)	71,169	(797)	3,448
Net increase (decrease) in net assets resulting from operations	42,121	18,346	(120,382)	(86,526)	14,773	27,220	5,883	8,749
Policy Transactions:
Premium payments received from Policy owners	89,895	74,356	44,095,840	44,652,476	21,208	19,522	110,379	91,277
Net transfers (including fixed account)	461	(72,270)	(127,366)	2,112,334	(84,146)	36,628	(284)	(124)
Policy charges	(73,494)	(69,572)	(43,185,727)	(43,825,123)	(21,507)	(18,787)	(91,066)	(90,290)
Transfers for Policy benefits and terminations	—	(2,962)	(880,536)	(1,974,708)	(408)	(3,642)	(8,789)	(20,975)
Net increase (decrease) in net assets resulting from Policy transactions	16,862	(70,448)	(97,789)	964,979	(84,853)	33,721	10,240	(20,112)
Net increase (decrease) in net assets	58,983	(52,102)	(218,171)	878,453	(70,080)	60,941	16,123	(11,363)
Net Assets:
Beginning of year	415,182	467,284	16,966,086	16,087,633	307,693	246,752	63,269	74,632
End of year	$474,165	$415,182	$16,747,915	$16,966,086	$237,613	$307,693	$79,392	$63,269

(a) For the period January 01, 2021 to October 28, 2021.

The accompanying notes are an integral part of these financial statements.

	Fidelity® VIP Asset Manager: Growth Division		Fidelity® VIP Contrafund® Division		Fidelity® VIP Equity-Income Division
	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$2,013	$1,516	$(504,925)	$(292,803)	$365,745	$267,458
Net realized gains (losses)	58,727	16,444	12,038,648	2,361,072	4,148,337	1,099,621
Change in unrealized gains (losses) on investments	(12,732)	49,031	5,933,828	13,431,875	2,084,438	159,989
Net increase (decrease) in net assets resulting from operations	48,008	66,991	17,467,551	15,500,144	6,598,520	1,527,068
Policy Transactions:
Premium payments received from Policy owners	206,506	190,426	8,563,375	7,967,876	5,061,780	4,983,741
Net transfers (including fixed account)	(174,320)	(174)	(898,172)	(2,202,660)	155,379	(420,574)
Policy charges	(143,234)	(135,055)	(7,337,881)	(6,944,417)	(4,420,479)	(4,219,664)
Transfers for Policy benefits and terminations	(51,528)	(50,519)	(3,388,219)	(3,060,515)	(1,937,241)	(1,284,602)
Net increase (decrease) in net assets resulting from Policy transactions	(162,576)	4,678	(3,060,897)	(4,239,716)	(1,140,561)	(941,099)
Net increase (decrease) in net assets	(114,568)	71,669	14,406,654	11,260,428	5,457,959	585,969
Net Assets:
Beginning of year	453,432	381,763	66,381,410	55,120,982	28,130,541	27,544,572
End of year	$338,864	$453,432	$80,788,064	$66,381,410	$33,588,500	$28,130,541

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2021 and 2020

	Fidelity® VIP Freedom 2010 Division		Fidelity® VIP Freedom 2020 Division		Fidelity® VIP Freedom 2030 Division		Fidelity® VIP Freedom 2040 Division
	2021	2020	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$4,511	$10,064	$17,348	$28,547	$46,762	$53,164	$19,789	$19,320
Net realized gains (losses)	198,349	163,365	584,616	361,201	947,632	635,625	509,178	399,084
Change in unrealized gains (losses) on investments	(100,964)	66,000	(137,469)	316,826	408,204	786,653	804,207	736,575
Net increase (decrease) in net assets resulting from operations	101,896	239,429	464,495	706,574	1,402,598	1,475,442	1,333,174	1,154,979
Policy Transactions:
Premium payments received from Policy owners	347,941	354,359	2,894,702	3,005,157	6,131,878	5,374,126	4,017,222	3,270,088
Net transfers (including fixed account)	(580,638)	(495,701)	128,126	(67,923)	169,709	(754,982)	289,572	113,428
Policy charges	(316,335)	(327,095)	(2,785,288)	(2,809,038)	(4,932,552)	(4,383,986)	(2,918,701)	(2,407,493)
Transfers for Policy benefits and terminations	(29,349)	(577,509)	(1,019,261)	(523,692)	(902,782)	(554,181)	(391,754)	(760,021)
Net increase (decrease) in net assets resulting from Policy transactions	(578,381)	(1,045,946)	(781,721)	(395,496)	466,253	(319,023)	996,339	216,002
Net increase (decrease) in net assets	(476,485)	(806,517)	(317,226)	311,078	1,868,851	1,156,419	2,329,513	1,370,981
Net Assets:
Beginning of year	2,332,790	3,139,307	5,868,829	5,557,751	12,027,479	10,871,060	7,503,091	6,132,110
End of year	$1,856,305	$2,332,790	$5,551,603	$5,868,829	$13,896,330	$12,027,479	$9,832,604	$7,503,091

(a) For the period January 01, 2021 to October 28, 2021.

The accompanying notes are an integral part of these financial statements.

	Fidelity® VIP Freedom 2050 Division		Fidelity® VIP Government Money Market Division		Fidelity® VIP Growth Division
	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$8,615	$8,729	$(9,618)	$(5,693)	$(433,089)	$(293,808)
Net realized gains (losses)	293,946	134,873	—	—	14,538,380	6,142,383
Change in unrealized gains (losses) on investments	271,286	353,656	—	—	(2,645,842)	10,319,049
Net increase (decrease) in net assets resulting from operations	573,847	497,258	(9,618)	(5,693)	11,459,449	16,167,624
Policy Transactions:
Premium payments received from Policy owners	2,253,890	1,713,997	4,333,825	4,195,328	7,800,239	7,188,346
Net transfers (including fixed account)	8,060	209,322	(27,572)	(546)	(266,479)	(180,788)
Policy charges	(1,599,311)	(1,289,041)	(4,298,901)	(4,307,198)	(6,690,663)	(6,341,054)
Transfers for Policy benefits and terminations	(301,054)	(108,023)	(9,499)	(3,360)	(3,032,830)	(3,032,292)
Net increase (decrease) in net assets resulting from Policy transactions	361,585	526,255	(2,147)	(115,776)	(2,189,733)	(2,365,788)
Net increase (decrease) in net assets	935,432	1,023,513	(11,765)	(121,469)	9,269,716	13,801,836
Net Assets:
Beginning of year	3,312,715	2,289,202	1,349,094	1,470,563	52,735,891	38,934,055
End of year	$4,248,147	$3,312,715	$1,337,329	$1,349,094	$62,005,607	$52,735,891

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2021 and 2020

	Fidelity® VIP High Income Division		Fidelity® VIP Index 500 Division		Fidelity® VIP Investment Grade Bond Division		Fidelity® VIP Mid Cap Division
	2021	2020	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$14,890	$13,198	$466,705	$711,346	$13,835	$21,333	$(14,074)	$(6,888)
Net realized gains (losses)	90	(5,644)	5,483,458	4,207,946	77,707	25,209	2,261,000	(121,801)
Change in unrealized gains (losses) on investments	(3,791)	(1,003)	15,887,593	7,065,187	(108,394)	71,521	230,432	1,547,971
Net increase (decrease) in net assets resulting from operations	11,189	6,551	21,837,756	11,984,479	(16,852)	118,063	2,477,358	1,419,282
Policy Transactions:
Premium payments received from Policy owners	221,870	213,738	12,798,423	12,102,575	515,947	585,823	2,912,780	2,807,402
Net transfers (including fixed account)	(7,003)	1,392	267,069	(1,743,640)	(50,612)	14,586	554,399	(521,950)
Policy charges	(194,651)	(193,895)	(11,071,838)	(10,471,016)	(486,463)	(534,711)	(2,201,833)	(2,063,048)
Transfers for Policy benefits and terminations	(6,143)	(50,206)	(4,451,775)	(4,038,982)	(410,339)	(25,977)	(950,125)	(471,954)
Net increase (decrease) in net assets resulting from Policy transactions	14,073	(28,971)	(2,458,121)	(4,151,063)	(431,467)	39,721	315,221	(249,550)
Net increase (decrease) in net assets	25,262	(22,420)	19,379,635	7,833,416	(448,319)	157,784	2,792,579	1,169,732
Net Assets:
Beginning of year	300,645	323,065	80,535,313	72,701,897	1,523,213	1,365,429	9,977,547	8,807,815
End of year	$325,907	$300,645	$99,914,948	$80,535,313	$1,074,894	$1,523,213	$12,770,126	$9,977,547

(a) For the period January 01, 2021 to October 28, 2021.

The accompanying notes are an integral part of these financial statements.

	Fidelity® VIP Overseas Division		Fidelity® VIP Real Estate Division		Fidelity® VIP Value Division
	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(1,681)	$(1,806)	$5,259	$12,446	$4,534	$2,646
Net realized gains (losses)	88,763	29,247	19,934	23,873	81,149	2,805
Change in unrealized gains (losses) on investments	46,189	67,845	325,542	(110,391)	40,770	3,836
Net increase (decrease) in net assets resulting from operations	133,271	95,286	350,735	(74,072)	126,453	9,287
Policy Transactions:
Premium payments received from Policy owners	193,265	198,190	265,947	264,692	106,041	93,712
Net transfers (including fixed account)	(12,045)	(2,192)	280,683	(180,019)	5,248	(495)
Policy charges	(155,635)	(161,419)	(238,424)	(228,041)	(92,199)	(81,057)
Transfers for Policy benefits and terminations	(36,813)	(113,099)	(82,799)	(11,897)	(55,147)	(58,222)
Net increase (decrease) in net assets resulting from Policy transactions	(11,228)	(78,520)	225,407	(155,265)	(36,057)	(46,062)
Net increase (decrease) in net assets	122,043	16,766	576,142	(229,337)	90,396	(36,775)
Net Assets:
Beginning of year	701,735	684,969	782,977	1,012,314	432,084	468,859
End of year	$823,778	$701,735	$1,359,119	$782,977	$522,480	$432,084

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2021 and 2020

	Invesco V.I. Diversified Dividend Division		Invesco V.I. Equity and Income Division		Invesco V.I. Global Core Equity Division		Invesco V.I. High Yield Division
	2021	2020	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$4,623	$7,235	$121	$147	$424	$1,517	$390	$630
Net realized gains (losses)	26,927	15,840	2,026	(1,687)	84,446	(386)	158	(608)
Change in unrealized gains (losses) on investments	28,453	(31,260)	(174)	2,134	(30,878)	38,348	(173)	156
Net increase (decrease) in net assets resulting from operations	60,003	(8,185)	1,973	594	53,992	39,479	375	178
Policy Transactions:
Premium payments received from Policy owners	122,595	156,952	20,120	19,594	137,201	134,198	12,947	13,204
Net transfers (including fixed account)	(2,495)	(19,052)	(2,036)	(424)	(3,049)	(2,753)	—	(527)
Policy charges	(145,930)	(167,547)	(20,444)	(19,444)	(104,292)	(100,699)	(13,650)	(13,915)
Transfers for Policy benefits and terminations	(71,311)	(96,513)	—	(30,729)	(23,162)	(44,274)	(2,527)	(58)
Net increase (decrease) in net assets resulting from Policy transactions	(97,141)	(126,160)	(2,360)	(31,003)	6,698	(13,528)	(3,230)	(1,296)
Net increase (decrease) in net assets	(37,138)	(134,345)	(387)	(30,409)	60,690	25,951	(2,855)	(1,118)
Net Assets:
Beginning of year	361,730	496,075	14,138	44,547	361,713	335,762	12,923	14,041
End of year	$324,592	$361,730	$13,751	$14,138	$422,403	$361,713	$10,068	$12,923

(a) For the period January 01, 2021 to October 28, 2021.

The accompanying notes are an integral part of these financial statements.

	MFS® VIT Global Equity Division		MFS® VIT Growth Division		MFS® VIT Investors Trust Division
	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(13,224)	$43,269	$(227,839)	$(188,413)	$(175)	$(134)
Net realized gains (losses)	1,450,597	665,722	5,911,423	3,238,577	10,672	9,548
Change in unrealized gains (losses) on investments	463,935	542,116	481,686	3,860,734	21,809	6,575
Net increase (decrease) in net assets resulting from operations	1,901,308	1,251,107	6,165,270	6,910,898	32,306	15,989
Policy Transactions:
Premium payments received from Policy owners	2,567,490	2,451,166	4,195,288	3,989,647	24,636	29,863
Net transfers (including fixed account)	(54,847)	(692,266)	(1,162,351)	(1,121,781)	—	—
Policy charges	(2,033,176)	(1,991,704)	(3,217,723)	(3,114,639)	(26,941)	(35,851)
Transfers for Policy benefits and terminations	(1,353,962)	(444,497)	(1,665,955)	(1,700,539)	(222)	(12,802)
Net increase (decrease) in net assets resulting from Policy transactions	(874,495)	(677,301)	(1,850,741)	(1,947,312)	(2,527)	(18,790)
Net increase (decrease) in net assets	1,026,813	573,806	4,314,529	4,963,586	29,779	(2,801)
Net Assets:
Beginning of year	11,854,053	11,280,247	28,392,910	23,429,324	125,515	128,316
End of year	$12,880,866	$11,854,053	$32,707,439	$28,392,910	$155,294	$125,515

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2021 and 2020

	MFS® VIT Mid Cap Growth Division		MFS® VIT New Discovery Division		MFS® VIT Research Division		MFS® VIT Total Return Bond Division
	2021	2020	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(2,092)	$(1,643)	$(4,873)	$(3,556)	$(372)	$(41)	$220,783	$272,095
Net realized gains (losses)	60,543	20,180	119,174	49,793	19,849	9,521	18,159	33,331
Change in unrealized gains (losses) on investments	(23,371)	52,320	(106,104)	148,743	19,508	13,340	(305,731)	334,974
Net increase (decrease) in net assets resulting from operations	35,080	70,857	8,197	194,980	38,985	22,820	(66,789)	640,400
Policy Transactions:
Premium payments received from Policy owners	21,510	18,354	47,790	42,053	54,454	54,411	1,527,336	1,512,654
Net transfers (including fixed account)	—	—	(4)	(2)	—	—	(72,351)	(1,395,749)
Policy charges	(23,152)	(21,906)	(59,874)	(53,467)	(52,599)	(52,138)	(939,891)	(959,615)
Transfers for Policy benefits and terminations	(403)	(4,947)	(11,750)	(5,569)	(3,065)	(27,537)	(378,862)	(206,697)
Net increase (decrease) in net assets resulting from Policy transactions	(2,045)	(8,499)	(23,838)	(16,985)	(1,210)	(25,264)	136,232	(1,049,407)
Net increase (decrease) in net assets	33,035	62,358	(15,641)	177,995	37,775	(2,444)	69,443	(409,007)
Net Assets:
Beginning of year	267,946	205,588	629,009	451,014	165,001	167,445	8,084,805	8,493,812
End of year	$300,981	$267,946	$613,368	$629,009	$202,776	$165,001	$8,154,248	$8,084,805

(a) For the period January 01, 2021 to October 28, 2021.

The accompanying notes are an integral part of these financial statements.

	MFS® VIT Total Return Division		MFS® VIT Utilities Division		MFS® VIT Value Division
	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$6,224	$7,666	$759	$1,055	$1,823	$2,162
Net realized gains (losses)	41,276	19,460	4,238	3,814	15,194	14,488
Change in unrealized gains (losses) on investments	24,488	18,615	4,391	(922)	55,388	(9,828)
Net increase (decrease) in net assets resulting from operations	71,988	45,741	9,388	3,947	72,405	6,822
Policy Transactions:
Premium payments received from Policy owners	88,495	96,167	18,925	21,854	23,354	27,380
Net transfers (including fixed account)	—	—	(2)	(2)	43,296	(2)
Policy charges	(88,841)	(88,378)	(15,608)	(14,860)	(34,656)	(32,362)
Transfers for Policy benefits and terminations	(95)	(16,698)	(211)	(9,308)	(595)	(1,490)
Net increase (decrease) in net assets resulting from Policy transactions	(441)	(8,909)	3,104	(2,316)	31,399	(6,474)
Net increase (decrease) in net assets	71,547	36,832	12,492	1,631	103,804	348
Net Assets:
Beginning of year	545,655	508,823	68,623	66,992	289,376	289,028
End of year	$617,202	$545,655	$81,115	$68,623	$393,180	$289,376

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2021 and 2020

	MFS® VIT II Core Equity Division		MFS® VIT II High Yield Division		MFS® VIT II Income Division		MFS® VIT II Massachusetts Investors Growth Stock Division
	2021	2020	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(268)	$(18)	$727	$733	$31	$51	$(2,002)	$(928)
Net realized gains (losses)	12,681	4,638	110	(118)	37	102	64,635	40,413
Change in unrealized gains (losses) on investments	5,852	6,588	(392)	90	(63)	(11)	26,214	26,007
Net increase (decrease) in net assets resulting from operations	18,265	11,208	445	705	5	142	88,847	65,492
Policy Transactions:
Premium payments received from Policy owners	44,541	46,409	12,889	12,563	5,705	4,772	27,881	32,867
Net transfers (including fixed account)	—	—	—	—	(2)	(2)	—	—
Policy charges	(42,990)	(43,116)	(10,658)	(10,543)	(5,132)	(5,128)	(43,613)	(42,834)
Transfers for Policy benefits and terminations	(3,071)	(15,855)	(530)	(1,137)	(2)	(1,123)	(2,702)	(12,328)
Net increase (decrease) in net assets resulting from Policy transactions	(1,520)	(12,562)	1,701	883	569	(1,481)	(18,434)	(22,295)
Net increase (decrease) in net assets	16,745	(1,354)	2,146	1,588	574	(1,339)	70,413	43,197
Net Assets:
Beginning of year	77,203	78,557	15,470	13,882	998	2,337	365,731	322,534
End of year	$93,948	$77,203	$17,616	$15,470	$1,572	$998	$436,144	$365,731

(a) For the period January 01, 2021 to October 28, 2021.

The accompanying notes are an integral part of these financial statements.

	MFS® VIT II U.S. Government Money Market Division		Morgan Stanley VIF Global Infrastructure Division		Morgan Stanley VIF Global Strategist Division
	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(309)	$5,671	$524	$728	$450	$198
Net realized gains (losses)	—	—	10,836	2,714	3,321	2,353
Change in unrealized gains (losses) on investments	—	—	620	(4,642)	(789)	1,039
Net increase (decrease) in net assets resulting from operations	(309)	5,671	11,980	(1,200)	2,982	3,590
Policy Transactions:
Premium payments received from Policy owners	599,437	723,844	33,388	39,155	27,067	26,251
Net transfers (including fixed account)	(1,628,077)	3,414,112	(3,245)	(3,650)	3,197	(855)
Policy charges	(621,034)	(596,105)	(24,977)	(27,545)	(25,274)	(26,511)
Transfers for Policy benefits and terminations	(346,446)	(1,122,960)	(69,380)	(23,764)	—	(8,784)
Net increase (decrease) in net assets resulting from Policy transactions	(1,996,120)	2,418,891	(64,214)	(15,804)	4,990	(9,899)
Net increase (decrease) in net assets	(1,996,429)	2,424,562	(52,234)	(17,004)	7,972	(6,309)
Net Assets:
Beginning of year	4,849,542	2,424,980	100,263	117,267	41,572	47,881
End of year	$2,853,113	$4,849,542	$48,029	$100,263	$49,544	$41,572

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2021 and 2020

	Morgan Stanley VIF Growth Division		Morgan Stanley VIS Income Plus Division		Putnam VT Diversified Income Division		Putnam VT Emerging Markets Equity Division
	2021	2020	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(13,335)	$(10,284)	$645	$499	$318	$13,227	$(62)	$(566)
Net realized gains (losses)	551,531	205,913	1,827	1,437	(1,351)	(1,771)	8,480	1,202
Change in unrealized gains (losses) on investments	(522,620)	690,738	(3,133)	115	(13,665)	(14,344)	(15,511)	32,136
Net increase (decrease) in net assets resulting from operations	15,576	886,367	(661)	2,051	(14,698)	(2,888)	(7,093)	32,772
Policy Transactions:
Premium payments received from Policy owners	164,412	181,109	7,614	9,229	9,443	8,450	22,818	18,267
Net transfers (including fixed account)	(17,220)	92,299	1,385	(621)	(1,445)	210	(935)	(1,318)
Policy charges	(256,639)	(277,763)	(7,875)	(9,764)	(6,120)	(6,797)	(13,766)	(14,302)
Transfers for Policy benefits and terminations	(207,523)	(235,160)	—	(15,688)	(101)	(1,228)	(13,181)	(3,307)
Net increase (decrease) in net assets resulting from Policy transactions	(316,970)	(239,515)	1,124	(16,844)	1,777	635	(5,064)	(660)
Net increase (decrease) in net assets	(301,394)	646,852	463	(14,793)	(12,921)	(2,253)	(12,157)	32,112
Net Assets:
Beginning of year	1,559,390	912,538	25,275	40,068	197,051	199,304	150,856	118,744
End of year	$1,257,996	$1,559,390	$25,738	$25,275	$184,130	$197,051	$138,699	$150,856

(a) For the period January 01, 2021 to October 28, 2021.

The accompanying notes are an integral part of these financial statements.

	Putnam VT Focused International Equity Division		Putnam VT Global Asset Allocation Division		Putnam VT Government Money Market Division
	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$1,008	$(1,254)	$559	$4,797	$(721)	$(502)
Net realized gains (losses)	28,510	22,339	19,167	9,707	—	—
Change in unrealized gains (losses) on investments	18,821	14,298	24,289	24,790	—	—
Net increase (decrease) in net assets resulting from operations	48,339	35,383	44,015	39,294	(721)	(502)
Policy Transactions:
Premium payments received from Policy owners	36,535	32,893	8,459	14,576	168,139	155,978
Net transfers (including fixed account)	(9,635)	1,438	1,235	(1,420)	11,365	18,331
Policy charges	(34,909)	(36,169)	(25,857)	(30,062)	(170,484)	(171,885)
Transfers for Policy benefits and terminations	(15,681)	(62,602)	(34,598)	(13,343)	—	—
Net increase (decrease) in net assets resulting from Policy transactions	(23,690)	(64,440)	(50,761)	(30,249)	9,020	2,424
Net increase (decrease) in net assets	24,649	(29,057)	(6,746)	9,045	8,299	1,922
Net Assets:
Beginning of year	403,006	432,063	363,773	354,728	100,426	98,504
End of year	$427,655	$403,006	$357,027	$363,773	$108,725	$100,426

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2021 and 2020

	Putnam VT Growth Opportunities Division		Putnam VT High Yield Division		Putnam VT Income Division		Putnam VT International Equity Division
	2021	2020	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(114,106)	$(61,595)	$347,998	$385,722	$75,974	$389,263	$1,646	$2,433
Net realized gains (losses)	2,238,583	1,195,011	(15,845)	(85,995)	328,341	83,212	17,095	1,052
Change in unrealized gains (losses) on investments	896,736	2,898,973	22,429	72,814	(855,500)	(5,164)	2,432	21,945
Net increase (decrease) in net assets resulting from operations	3,021,213	4,032,389	354,582	372,541	(451,185)	467,311	21,173	25,430
Policy Transactions:
Premium payments received from Policy owners	2,026,734	1,854,409	2,380,511	2,260,234	1,863,472	1,896,187	41,478	37,222
Net transfers (including fixed account)	(851,003)	(65,552)	(214,107)	(99,728)	(126,746)	129,532	(3,339)	(2,957)
Policy charges	(1,654,410)	(1,573,423)	(1,719,027)	(1,735,038)	(1,503,714)	(1,526,686)	(39,700)	(39,701)
Transfers for Policy benefits and terminations	(679,892)	(572,091)	(902,319)	(527,743)	(809,494)	(946,826)	—	(6,305)
Net increase (decrease) in net assets resulting from Policy transactions	(1,158,571)	(356,657)	(454,942)	(102,275)	(576,482)	(447,793)	(1,561)	(11,741)
Net increase (decrease) in net assets	1,862,642	3,675,732	(100,360)	270,266	(1,027,667)	19,518	19,612	13,689
Net Assets:
Beginning of year	14,460,864	10,785,132	8,244,577	7,974,311	9,239,582	9,220,064	260,920	247,231
End of year	$16,323,506	$14,460,864	$8,144,217	$8,244,577	$8,211,915	$9,239,582	$280,532	$260,920

(a) For the period January 01, 2021 to October 28, 2021.

The accompanying notes are an integral part of these financial statements.

	Putnam VT International Value Division		Putnam VT Large Cap Value Division		Putnam VT Multi-Cap Core Division
	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$557	$555	$51,939	$79,033	$213	$859
Net realized gains (losses)	930	(761)	674,198	667,357	27,275	9,080
Change in unrealized gains (losses) on investments	3,707	1,518	1,219,042	(420,414)	48,540	26,171
Net increase (decrease) in net assets resulting from operations	5,194	1,312	1,945,179	325,976	76,028	36,110
Policy Transactions:
Premium payments received from Policy owners	9,498	7,272	1,514,710	1,400,511	14,904	9,524
Net transfers (including fixed account)	263	1,255	466,955	(295,843)	7,416	187
Policy charges	(5,359)	(5,577)	(1,198,660)	(1,138,792)	(8,933)	(7,731)
Transfers for Policy benefits and terminations	(87)	(2,392)	(592,731)	(588,948)	—	(4,096)
Net increase (decrease) in net assets resulting from Policy transactions	4,315	558	190,274	(623,072)	13,387	(2,116)
Net increase (decrease) in net assets	9,509	1,870	2,135,453	(297,096)	89,415	33,994
Net Assets:
Beginning of year	35,418	33,548	7,267,783	7,564,879	247,141	213,147
End of year	$44,927	$35,418	$9,403,236	$7,267,783	$336,556	$247,141

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Concluded)

For the years ended December 31, 2021 and 2020

	Putnam VT Sustainable Leaders Division		T. Rowe Price ES Equity Income Division		T. Rowe Price ES Mid-Cap Growth Division
	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(82,251)	$(16,854)	$450	$516	$(6,521)	$(4,745)
Net realized gains (losses)	2,471,862	1,712,778	4,734	(1,375)	112,647	51,233
Change in unrealized gains (losses) on investments	1,610,484	2,165,429	4,749	(542)	5,729	95,110
Net increase (decrease) in net assets resulting from operations	4,000,095	3,861,353	9,933	(1,401)	111,855	141,598
Policy Transactions:
Premium payments received from Policy owners	2,771,068	2,500,683	6,971	7,475	228,859	214,218
Net transfers (including fixed account)	129,005	(368,671)	11,507	23	(5,264)	(6,792)
Policy charges	(2,172,923)	(2,036,100)	(6,566)	(7,025)	(187,150)	(166,100)
Transfers for Policy benefits and terminations	(1,037,202)	(712,345)	(6)	(5,517)	(17,304)	(47,533)
Net increase (decrease) in net assets resulting from Policy transactions	(310,052)	(616,433)	11,906	(5,044)	19,141	(6,207)
Net increase (decrease) in net assets	3,690,043	3,244,920	21,839	(6,445)	130,996	135,391
Net Assets:
Beginning of year	17,625,871	14,380,951	36,526	42,971	783,610	648,219
End of year	$21,315,914	$17,625,871	$58,365	$36,526	$914,606	$783,610

(a) For the period January 01, 2021 to October 28, 2021.

The accompanying notes are an integral part of these financial statements.

	T. Rowe Price ES Moderate Allocation Division		T. Rowe Price ES New America Growth Division		T. Rowe Price FIS Limited-Term Bond Division
	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$64,015	$151,333	$(208,015)	$(152,512)	$40,608	$84,474
Net realized gains (losses)	3,280,316	1,154,669	6,676,727	4,527,992	142,498	(341,976)
Change in unrealized gains (losses) on investments	(910,363)	1,920,652	(1,515,843)	3,175,598	(224,945)	519,019
Net increase (decrease) in net assets resulting from operations	2,433,968	3,226,654	4,952,869	7,551,078	(41,839)	261,517
Policy Transactions:
Premium payments received from Policy owners	5,050,391	4,581,075	5,024,210	4,251,293	2,698,731	2,637,723
Net transfers (including fixed account)	40,828	(377,657)	(147,554)	(310,036)	(205,111)	(357,178)
Policy charges	(4,032,509)	(3,968,841)	(3,886,360)	(3,578,291)	(2,253,829)	(2,277,297)
Transfers for Policy benefits and terminations	(2,047,626)	(2,157,868)	(1,960,969)	(1,352,843)	(420,203)	(357,800)
Net increase (decrease) in net assets resulting from Policy transactions	(988,916)	(1,923,291)	(970,673)	(989,877)	(180,412)	(354,552)
Net increase (decrease) in net assets	1,445,052	1,303,363	3,982,196	6,561,201	(222,251)	(93,035)
Net Assets:
Beginning of year	26,640,434	25,337,071	25,222,946	18,661,745	7,018,572	7,111,607
End of year	$28,085,486	$26,640,434	$29,205,142	$25,222,946	$6,796,321	$7,018,572

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS

1.  ORGANIZATION

Paragon Separate Account B (the "Separate Account"), a separate account of Metropolitan Life Insurance Company (the "Company"), was established by the Board of Directors of Paragon Life Insurance Company ("Paragon") on January 4, 1993 to support operations of Paragon with respect to certain variable life insurance policies (the "Policies"). On May 1, 2006, Paragon merged into the Company and the Separate Account became a separate account of the Company. The Company is a direct wholly-owned subsidiary of MetLife, Inc., a Delaware corporation. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and is subject to the rules and regulations of the United States Securities and Exchange Commission, as well as the New York State Department of Financial Services.

The Separate Account is divided into Divisions, each of which is treated as an individual accounting entity for financial reporting purposes. Each Division invests in shares of the corresponding fund, portfolio or series (with the same name) of registered investment management companies (the "Trusts"), which are presented below:

AIM Variable Insurance Funds (Invesco Variable Insurance Funds) ("Invesco V.I.")

American Funds Insurance Series® ("American Funds")

Brighthouse Funds Trust I ("BHFTI")

Brighthouse Funds Trust II ("BHFTII")

Deutsche DWS Variable Series I ("DWS I")

Deutsche DWS Variable Series II ("DWS II")

Fidelity® Variable Insurance Products ("Fidelity VIP")

MFS® Variable Insurance Trust ("MFS VIT")

MFS® Variable Insurance Trust II ("MFS VIT II")

Morgan Stanley Variable Insurance Fund, Inc. ("Morgan Stanley VIF")

Morgan Stanley Variable Investment Series ("Morgan Stanley VIS")

Putnam Variable Trust ("Putnam VT")

T. Rowe Price Equity Series, Inc. ("T. Rowe Price ES")

T. Rowe Price Fixed Income Series, Inc. ("T. Rowe Price FIS")

The assets of each of the Divisions of the Separate Account are registered in the name of the Company. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Separate Account's assets applicable to the Policies cannot be used for liabilities arising out of any other business conducted by the Company.

2.  LIST OF DIVISIONS

A. Premium payments, less any applicable charges, applied to the Separate Account are invested in one or more Divisions in accordance with the selection made by the Policy owner. The following Divisions had net assets as of December 31, 2021:

American Funds® New World® Division

American Funds® U.S. Government Securities Division

BHFTI Brighthouse/Aberdeen Emerging Markets Equity Division

BHFTI Brighthouse/Wellington Large Cap Research Division

BHFTI Invesco Global Equity Division

BHFTI Loomis Sayles Growth Division

BHFTII BlackRock Capital Appreciation Division

BHFTII BlackRock Ultra-Short Term Bond Division

BHFTII MetLife Aggregate Bond Index Division

BHFTII MetLife Mid Cap Stock Index Division

BHFTII MetLife MSCI EAFE® Index Division

BHFTII MetLife Russell 2000® Index Division

BHFTII MetLife Stock Index Division

BHFTII MFS® Total Return Division

BHFTII MFS® Value Division

BHFTII Western Asset Management Strategic Bond Opportunities Division

DWS I Capital Growth VIP Division

DWS I Core Equity VIP Division

DWS I CROCI® International VIP Division

DWS I Global Small Cap VIP Division

DWS II Global Income Builder VIP Division

DWS II Government Money Market VIP Division

DWS II Small Mid Cap Growth VIP Division

Fidelity® VIP Asset Manager Division

Fidelity® VIP Asset Manager: Growth Division

Fidelity® VIP Contrafund® Division

Fidelity® VIP Equity-Income Division

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

2.  LIST OF DIVISIONS — (Concluded)

Fidelity® VIP Freedom 2010 Division

Fidelity® VIP Freedom 2020 Division

Fidelity® VIP Freedom 2030 Division

Fidelity® VIP Freedom 2040 Division

Fidelity® VIP Freedom 2050 Division

Fidelity® VIP Government Money Market Division

Fidelity® VIP Growth Division

Fidelity® VIP High Income Division

Fidelity® VIP Index 500 Division

Fidelity® VIP Investment Grade Bond Division

Fidelity® VIP Mid Cap Division

Fidelity® VIP Overseas Division

Fidelity® VIP Real Estate Division

Fidelity® VIP Value Division

Invesco V.I. Diversified Dividend Division

Invesco V.I. Equity and Income Division

Invesco V.I. Global Core Equity Division

Invesco V.I. High Yield Division

MFS® VIT Global Equity Division

MFS® VIT Growth Division

MFS® VIT Investors Trust Division

MFS® VIT Mid Cap Growth Division

MFS® VIT New Discovery Division

MFS® VIT Research Division

MFS® VIT Total Return Bond Division

MFS® VIT Total Return Division

MFS® VIT Utilities Division

MFS® VIT Value Division

MFS® VIT II Core Equity Division

MFS® VIT II High Yield Division

MFS® VIT II Income Division

MFS® VIT II Massachusetts Investors Growth Stock Division

MFS® VIT II U.S. Government Money Market Division

Morgan Stanley VIF Global Infrastructure Division

Morgan Stanley VIF Global Strategist Division

Morgan Stanley VIF Growth Division

Morgan Stanley VIS Income Plus Division

Putnam VT Diversified Income Division

Putnam VT Emerging Markets Equity Division

Putnam VT Focused International Equity Division

Putnam VT Global Asset Allocation Division

Putnam VT Government Money Market Division

Putnam VT Growth Opportunities Division

Putnam VT High Yield Division

Putnam VT Income Division

Putnam VT International Equity Division

Putnam VT International Value Division

Putnam VT Large Cap Value Division

Putnam VT Multi-Cap Core Division

Putnam VT Sustainable Leaders Division

T. Rowe Price ES Equity Income Division

T. Rowe Price ES Mid-Cap Growth Division

T. Rowe Price ES Moderate Allocation Division

T. Rowe Price ES New America Growth Division

T. Rowe Price FIS Limited-Term Bond Division

B. The following Divisions had no net assets as of December 31, 2021:

American Funds® American High-Income Trust Division

American Funds® Asset Allocation Division

American Funds® Global Growth Division

American Funds® Global Small Capitalization Division

American Funds® Growth Division

American Funds® Growth-Income Division

American Funds® International Division

American Funds® The Bond Fund of America Division

American Funds® Ultra-Short Bond Division

Fidelity® VIP Balanced Division

Fidelity® VIP Growth & Income Division

Fidelity® VIP Growth Opportunities Division

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

3.  PORTFOLIO CHANGES

The operations of the Divisions were affected by the following changes that occurred during the year ended December 31, 2021:

Name Changes:

Former Name

American Funds® Bond Fund

American Funds® High-Income Bond Fund

American Funds® U.S. Government/AAA-Rated Securities Fund

MFS® VIT II Strategic Income Portfolio

Putnam VT Equity Income Fund

Putnam VT Global Equity Fund

New Name

American Funds® The Bond Fund of America

American Funds® American High-Income Trust

American Funds® U.S. Government Securities Fund

MFS® VIT II Income Portfolio

Putnam VT Large Cap Value Fund

Putnam VT Focused International Equity Fund

Liquidation:

DWS I Bond VIP Division

A. The following Division ceased operations during the year ended December 31, 2021 and is not included in the statements of assets and liabilities:

DWS I Bond VIP Division

4.  SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") applicable for variable life separate accounts registered as unit investment trusts, which follow the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification ("ASC") Topic 946, Investment Companies.

Security Transactions

Security transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the average cost of the investment sold. Income from dividends and realized gain distributions are recorded on the ex-distribution date.

Security Valuation

A Division's investment in shares of a fund, portfolio or series of the Trusts is valued at fair value based on the closing net asset value ("NAV"). All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the statements of operations of the applicable Divisions. The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Each Division invests in shares of open-end mutual funds which calculate a daily NAV based on the fair value of the underlying securities in their portfolios. As a result, and as required by law, shares of open-end mutual funds are purchased and redeemed at their daily NAV as reported by the Trusts at the close of each business day.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

4.  SIGNIFICANT ACCOUNTING POLICIES — (Concluded)

ASC Topic 820, Fair Value Measurement ("ASC 820") provides that the Separate Account is not required to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. Additionally, ASC 820 does not require certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The Separate Account's investments in shares of a fund, portfolio or series of the Trusts are using NAV as a practical expedient, therefore investments are not categorized within the ASC 820 fair value hierarchy.

Federal Income Taxes

The operations of the Separate Account form a part of the total operations of the Company and are not taxed separately. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the Policies. Accordingly, no charge is currently being made to the Separate Account for federal income taxes. The Company will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Policies.

Premium Payments

The Company deducts a sales charge for certain Policies and a state premium tax charge from premiums before amounts are allocated to the Separate Account. In the case of certain Policies, the Company also deducts a federal income tax charge before amounts are allocated to the Separate Account. This federal income tax charge is imposed in connection with certain Policies to recover a portion of the federal income tax adjustment attributable to Policy acquisition expenses. Net premiums are reported as premium payments received from Policy owners on the statements of changes in net assets of the applicable Divisions and are credited as units.

Net Transfers

Assets transferred by the Policy owner into or out of Divisions within the Separate Account or into or out of the fixed account, which is part of the Company's general account, are recorded on a net basis as net transfers in the statements of changes in net assets of the applicable Divisions.

Use of Estimates

The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

COVID

The COVID-19 pandemic has caused volatility within the global economy and financial markets. This pandemic may last for an extended period of time and may continue to impact the economy for the foreseeable future. These events may negatively affect the Separate Account's operations or financial results.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

5.  EXPENSES & POLICY CHARGES

The following annual Separate Account charge paid to the Company is an asset-based charge assessed through a daily reduction in unit values, which is recorded as an expense in the accompanying statements of operations of the applicable Divisions:

Mortality and Expense Risk — The mortality risk assumed by the Company is the risk that those insured may die sooner than anticipated and therefore, the Company will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is the risk that expenses incurred in issuing and administering the Policies will exceed the amounts realized from the administrative charges assessed against the Policies.

The table below represents the range of effective annual rates for the charge for the year ended December 31, 2021:

Mortality and Expense Risk	0.00	% - 0.90%

The above referenced charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular Policy. The range of the effective rate disclosed above excludes any waivers granted to certain Divisions.

Policy charges are assessed on a monthly basis through the redemption of units. These charges generally include: Cost of Insurance ("COI") charges, administrative charges, a Policy fee, transfer charges and charges for benefits provided by rider, if any. The COI charge is the primary charge under the Policy for the death benefit provided by the Company which may vary by Policy based on underwriting criteria. A transfer fee of $25 may be deducted after twelve transfers are made in a Policy year. An administrative charge of up to $6.50 is assessed per month per Policy. A transaction charge of the lesser of $25 or 2% of the surrender is imposed on partial surrenders. These charges are paid to the Company and are recorded as Policy charges in the accompanying statements of changes in net assets of the applicable Divisions for the years ended December 31, 2021 and 2020.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

6.  STATEMENT OF INVESTMENTS

	As of December 31, 2021		For the year ended December 31, 2021
	Shares	Cost ($)	Cost of Purchases ($)		Proceeds from Sales ($)
American Funds® New World® Division	155,998	3,987,059	1,309,107		957,392
American Funds® U.S. Government Securities Division	109,673	1,357,392	696,304		713,976
BHFTI Brighthouse/Aberdeen Emerging Markets Equity Division	737,019	8,359,698	3,155,178		1,908,215
BHFTI Brighthouse/Wellington Large Cap Research Division	299,293	4,539,874	1,695,771		666,872
BHFTI Invesco Global Equity Division	750,780	17,020,236	4,053,011		2,324,865
BHFTI Loomis Sayles Growth Division	241,401	3,560,109	952,016		846,873
BHFTII BlackRock Capital Appreciation Division	197,887	8,748,338	3,038,886		1,559,970
BHFTII BlackRock Ultra-Short Term Bond Division	57,629	5,774,783	8,011,591		7,879,961
BHFTII MetLife Aggregate Bond Index Division	594,986	6,571,201	1,049,593		1,678,040
BHFTII MetLife Mid Cap Stock Index Division	2,121,706	38,647,324	7,347,395		5,598,243
BHFTII MetLife MSCI EAFE® Index Division	551,245	7,612,900	1,287,943		753,003
BHFTII MetLife Russell 2000® Index Division	2,252,554	41,857,228	8,511,575		4,913,102
BHFTII MetLife Stock Index Division	1,414,394	73,345,943	13,181,315		7,828,228
BHFTII MFS® Total Return Division	139,092	23,362,283	4,140,589		3,376,186
BHFTII MFS® Value Division	350,119	5,483,545	1,429,370		1,028,497
BHFTII Western Asset Management Strategic Bond Opportunities Division	105,790	1,409,133	418,950		322,618
DWS I Bond VIP Division	—	—	284,844	(a)	380,152	(a)
DWS I Capital Growth VIP Division	31,846	1,157,704	569,979		484,020
DWS I Core Equity VIP Division	56,541	696,519	647,478		528,717
DWS I CROCI® International VIP Division	1,268,187	9,490,194	1,745,495		1,246,878
DWS I Global Small Cap VIP Division	26,204	320,326	278,573		489,527
DWS II Global Income Builder VIP Division	17,707	419,529	106,861		76,789
DWS II Government Money Market VIP Division	16,747,836	16,747,845	14,502,920		14,721,098
DWS II Small Mid Cap Growth VIP Division	12,595	225,539	409,294		483,746
Fidelity® VIP Asset Manager Division	4,334	74,433	72,078		60,629
Fidelity® VIP Asset Manager: Growth Division	13,900	283,472	144,080		299,265
Fidelity® VIP Contrafund® Division	1,486,441	50,663,442	12,835,610		7,185,184
Fidelity® VIP Equity-Income Division	1,284,456	28,542,322	6,371,489		3,637,233
Fidelity® VIP Freedom 2010 Division	128,464	1,690,095	784,245		1,281,613
Fidelity® VIP Freedom 2020 Division	360,026	4,892,804	1,689,277		2,144,224
Fidelity® VIP Freedom 2030 Division	775,032	11,064,801	2,976,924		1,928,745
Fidelity® VIP Freedom 2040 Division	338,588	7,364,683	1,969,276		591,954
Fidelity® VIP Freedom 2050 Division	161,159	3,316,186	1,170,235		661,660
Fidelity® VIP Government Money Market Division	1,337,329	1,337,329	2,250,354		2,262,201
Fidelity® VIP Growth Division	605,346	41,768,721	16,100,078		6,787,273
Fidelity® VIP High Income Division	62,087	331,578	129,811		100,822
Fidelity® VIP Index 500 Division	213,370	46,520,531	8,272,235		9,614,154
Fidelity® VIP Investment Grade Bond Division	80,519	1,074,317	732,187		1,120,100
Fidelity® VIP Mid Cap Division	310,180	10,903,371	3,641,482		1,433,422
Fidelity® VIP Overseas Division	28,135	602,964	155,223		110,533
Fidelity® VIP Real Estate Division	57,084	1,055,170	509,337		271,537
Fidelity® VIP Value Division	28,584	427,631	126,422		103,916
Invesco V.I. Diversified Dividend Division	10,886	273,112	96,530		187,595
Invesco V.I. Equity and Income Division	666	12,894	17,264		19,365
Invesco V.I. Global Core Equity Division	37,956	398,391	182,569		106,704
Invesco V.I. High Yield Division	1,928	10,196	9,560		12,396
MFS® VIT Global Equity Division	478,844	9,449,800	2,324,313		2,424,158
MFS® VIT Growth Division	412,141	19,827,927	6,114,951		4,012,740
MFS® VIT Investors Trust Division	3,473	106,814	23,961		22,162
MFS® VIT Mid Cap Growth Division	25,683	246,410	72,239		21,206
MFS® VIT New Discovery Division	26,325	536,633	138,803		67,488

(a)  For the period January 01, 2021 to October 28, 2021.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

6.  STATEMENT OF INVESTMENTS — (Concluded)

	As of December 31, 2021		For the year ended December 31, 2021
	Shares	Cost ($)	Cost of Purchases ($)	Proceeds from Sales ($)
MFS® VIT Research Division	5,256	159,377	57,714	48,785
MFS® VIT Total Return Bond Division	598,258	8,093,063	1,233,232	875,641
MFS® VIT Total Return Division	22,217	521,587	114,699	80,682
MFS® VIT Utilities Division	2,119	67,767	19,385	12,923
MFS® VIT Value Division	15,907	284,706	72,471	32,084
MFS® VIT II Core Equity Division	2,906	77,572	41,802	37,414
MFS® VIT II High Yield Division	3,155	17,744	10,596	8,168
MFS® VIT II Income Division	160	1,603	3,692	3,062
MFS® VIT II Massachusetts Investors Growth Stock Division	15,821	319,080	78,663	47,099
MFS® VIT II U.S. Government Money Market Division	2,853,162	2,853,162	1,159,933	3,156,360
Morgan Stanley VIF Global Infrastructure Division	5,761	44,734	33,460	95,414
Morgan Stanley VIF Global Strategist Division	4,387	47,416	32,794	25,788
Morgan Stanley VIF Growth Division	23,418	1,075,879	499,866	495,473
Morgan Stanley VIS Income Plus Division	2,391	27,135	11,181	7,567
Putnam VT Diversified Income Division	35,009	233,973	8,490	6,420
Putnam VT Emerging Markets Equity Division	5,913	112,057	22,091	24,896
Putnam VT Focused International Equity Division	18,262	297,528	44,474	55,956
Putnam VT Global Asset Allocation Division	17,808	280,701	19,438	60,685
Putnam VT Government Money Market Division	108,749	108,749	127,851	119,561
Putnam VT Growth Opportunities Division	988,704	9,871,729	2,525,716	2,389,242
Putnam VT High Yield Division	1,292,739	8,099,090	1,713,928	1,820,840
Putnam VT Income Division	789,608	8,882,711	1,513,270	1,622,274
Putnam VT International Equity Division	16,249	228,123	47,332	37,565
Putnam VT International Value Division	3,900	38,871	8,911	3,542
Putnam VT Large Cap Value Division	301,483	6,442,985	1,801,715	1,248,705
Putnam VT Multi-Cap Core Division	13,101	236,277	48,871	10,773
Putnam VT Sustainable Leaders Division	417,468	14,054,053	3,614,149	2,246,002
T. Rowe Price ES Equity Income Division	1,942	52,603	22,662	6,366
T. Rowe Price ES Mid-Cap Growth Division	26,536	771,758	198,752	94,792
T. Rowe Price ES Moderate Allocation Division	1,241,075	25,099,980	5,411,351	3,749,356
T. Rowe Price ES New America Growth Division	755,045	23,927,211	8,010,372	3,760,344
T. Rowe Price FIS Limited-Term Bond Division	1,384,179	6,507,544	1,504,161	1,602,100

(a)  For the period January 01, 2021 to October 28, 2021.

This page is intentionally left blank.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  SCHEDULES OF UNITS
For the years ended December 31, 2021 and 2020:

	American Funds® New World® Division		American Funds® U.S. Government Securities Division		BHFTI Brighthouse/ Aberdeen Emerging Markets Equity Division
	2021	2020	2021	2020	2021	2020
Units beginning of year	155,150	150,724	103,011	99,426	591,250	621,168
Units issued and transferred from other funding options	104,561	117,081	117,365	129,184	314,154	233,303
Units redeemed and transferred to other funding options	(98,663)	(112,655)	(127,170)	(125,599)	(240,759)	(263,221)
Units end of year	161,048	155,150	93,206	103,011	664,645	591,250
	BHFTII BlackRock Capital Appreciation Division		BHFTII BlackRock Ultra-Short Term Bond Division		BHFTII MetLife Aggregate Bond Index Division
	2021	2020	2021	2020	2021	2020
Units beginning of year	147,129	139,465	577,820	573,192	505,783	434,137
Units issued and transferred from other funding options	82,139	89,298	3,144,773	3,144,989	147,054	222,625
Units redeemed and transferred to other funding options	(78,833)	(81,634)	(3,128,576)	(3,140,361)	(200,881)	(150,979)
Units end of year	150,435	147,129	594,017	577,820	451,956	505,783
	BHFTII MetLife Stock Index Division		BHFTII MFS® Total Return Division		BHFTII MFS® Value Division
	2021	2020	2021	2020	2021	2020
Units beginning of year	1,608,600	1,644,413	850,939	865,566	136,364	135,270
Units issued and transferred from other funding options	277,130	334,118	180,323	211,388	94,368	103,584
Units redeemed and transferred to other funding options	(301,926)	(369,931)	(219,594)	(226,015)	(87,610)	(102,490)
Units end of year	1,583,804	1,608,600	811,668	850,939	143,122	136,364
	DWS I Core Equity VIP Division		DWS I CROCI® International VIP Division		DWS I Global Small Cap VIP Division
	2021	2020	2021	2020	2021	2020
Units beginning of year	12,495	17,929	392,418	396,089	15,789	11,634
Units issued and transferred from other funding options	12,181	10,561	130,421	117,873	7,821	9,249
Units redeemed and transferred to other funding options	(10,566)	(15,995)	(115,952)	(121,544)	(14,104)	(5,094)
Units end of year	14,110	12,495	406,887	392,418	9,506	15,789

(a) For the period January 01, 2021 to October 28, 2021.

	BHFTI Brighthouse/ Wellington Large Cap Research Division		BHFTI Invesco Global Equity Division		BHFTI Loomis Sayles Growth Division
	2021	2020	2021	2020	2021	2020
Units beginning of year	87,319	85,878	498,674	528,665	83,610	83,901
Units issued and transferred from other funding options	70,455	73,272	147,324	146,308	59,762	64,321
Units redeemed and transferred to other funding options	(60,206)	(71,831)	(128,537)	(176,299)	(59,594)	(64,612)
Units end of year	97,568	87,319	517,461	498,674	83,778	83,610
	BHFTII MetLife Mid Cap Stock Index Division		BHFTII MetLife MSCI EAFE® Index Division		BHFTII MetLife Russell 2000® Index Division
	2021	2020	2021	2020	2021	2020
Units beginning of year	853,475	876,781	333,422	332,561	1,019,022	1,051,308
Units issued and transferred from other funding options	202,002	238,123	92,906	99,994	244,318	279,718
Units redeemed and transferred to other funding options	(217,138)	(261,429)	(76,606)	(99,133)	(233,323)	(312,004)
Units end of year	838,339	853,475	349,722	333,422	1,030,017	1,019,022
	BHFTII Western Asset Management Strategic Bond Opportunities Division		DWS I Bond VIP Division		DWS I Capital Growth VIP Division
	2021	2020	2021 (a)	2020	2021	2020
Units beginning of year	106,193	111,990	5,346	12,194	8,660	11,460
Units issued and transferred from other funding options	104,392	106,892	16,251	7,089	3,208	4,540
Units redeemed and transferred to other funding options	(100,118)	(112,689)	(21,597)	(13,937)	(3,128)	(7,340)
Units end of year	110,467	106,193	—	5,346	8,740	8,660
	DWS II Global Income Builder VIP Division		DWS II Government Money Market VIP Division		DWS II Small Mid Cap Growth VIP Division
	2021	2020	2021	2020	2021	2020
Units beginning of year	8,956	10,833	16,646,960	15,703,580	8,290	8,589
Units issued and transferred from other funding options	2,103	1,886	50,694,295	54,519,235	9,898	13,546
Units redeemed and transferred to other funding options	(1,771)	(3,763)	(50,786,314)	(53,575,855)	(12,522)	(13,845)
Units end of year	9,288	8,956	16,554,941	16,646,960	5,666	8,290

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  SCHEDULES OF UNITS — (Continued)
For the years ended December 31, 2021 and 2020:

	Fidelity® VIP Asset Manager Division		Fidelity® VIP Asset Manager: Growth Division		Fidelity® VIP Contrafund® Division
	2021	2020	2021	2020	2021	2020
Units beginning of year	2,778	3,736	18,161	17,796	447,306	481,329
Units issued and transferred from other funding options	5,863	7,399	10,027	13,926	62,565	78,117
Units redeemed and transferred to other funding options	(5,446)	(8,357)	(16,189)	(13,561)	(80,817)	(112,140)
Units end of year	3,195	2,778	11,999	18,161	429,054	447,306
	Fidelity® VIP Freedom 2030 Division		Fidelity® VIP Freedom 2040 Division		Fidelity® VIP Freedom 2050 Division
	2021	2020	2021	2020	2021	2020
Units beginning of year	542,502	568,860	276,994	268,004	121,315	99,247
Units issued and transferred from other funding options	310,161	349,487	160,628	173,715	91,877	97,708
Units redeemed and transferred to other funding options	(290,675)	(375,845)	(127,245)	(164,725)	(80,171)	(75,640)
Units end of year	561,988	542,502	310,377	276,994	133,021	121,315
	Fidelity® VIP Index 500 Division		Fidelity® VIP Investment Grade Bond Division		Fidelity® VIP Mid Cap Division
	2021	2020	2021	2020	2021	2020
Units beginning of year	144,758	153,271	38,808	37,771	90,580	93,797
Units issued and transferred from other funding options	25,502	31,166	25,472	21,891	32,295	38,868
Units redeemed and transferred to other funding options	(29,556)	(39,679)	(36,520)	(20,854)	(29,879)	(42,085)
Units end of year	140,704	144,758	27,760	38,808	92,996	90,580
	Invesco V.I. Diversified Dividend Division		Invesco V.I. Equity and Income Division		Invesco V.I. Global Core Equity Division
	2021	2020	2021	2020	2021	2020
Units beginning of year	5,257	7,155	294	1,010	8,978	9,352
Units issued and transferred from other funding options	1,962	3,028	552	563	3,250	4,350
Units redeemed and transferred to other funding options	(3,215)	(4,926)	(603)	(1,279)	(3,106)	(4,724)
Units end of year	4,004	5,257	243	294	9,122	8,978

(a) For the period January 01, 2021 to October 28, 2021.

	Fidelity® VIP Equity-Income Division		Fidelity® VIP Freedom 2010 Division		Fidelity® VIP Freedom 2020 Division
	2021	2020	2021	2020	2021	2020
Units beginning of year	319,815	331,359	119,833	180,047	286,158	309,461
Units issued and transferred from other funding options	59,904	73,465	48,198	24,336	174,969	201,694
Units redeemed and transferred to other funding options	(71,569)	(85,009)	(77,302)	(84,550)	(211,995)	(224,997)
Units end of year	308,150	319,815	90,729	119,833	249,132	286,158
	Fidelity® VIP Government Money Market Division		Fidelity® VIP Growth Division		Fidelity® VIP High Income Division
	2021	2020	2021	2020	2021	2020
Units beginning of year	846,663	918,910	211,290	222,598	7,644	8,377
Units issued and transferred from other funding options	3,134,645	3,072,786	41,352	48,390	6,674	7,858
Units redeemed and transferred to other funding options	(3,135,795)	(3,145,033)	(49,249)	(59,698)	(6,322)	(8,591)
Units end of year	845,513	846,663	203,393	211,290	7,996	7,644
	Fidelity® VIP Overseas Division		Fidelity® VIP Real Estate Division		Fidelity® VIP Value Division
	2021	2020	2021	2020	2021	2020
Units beginning of year	11,596	12,988	19,635	28,793	13,482	15,429
Units issued and transferred from other funding options	3,161	4,208	27,658	9,739	3,297	4,294
Units redeemed and transferred to other funding options	(3,299)	(5,600)	(15,783)	(18,897)	(4,159)	(6,241)
Units end of year	11,458	11,596	31,510	19,635	12,620	13,482
	Invesco V.I. High Yield Division		MFS® VIT Global Equity Division		MFS® VIT Growth Division
	2021	2020	2021	2020	2021	2020
Units beginning of year	1,011	1,125	269,286	288,131	256,612	277,118
Units issued and transferred from other funding options	1,021	1,164	76,796	82,789	40,825	53,584
Units redeemed and transferred to other funding options	(1,270)	(1,278)	(94,556)	(101,634)	(56,342)	(74,090)
Units end of year	762	1,011	251,526	269,286	241,095	256,612

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  SCHEDULES OF UNITS — (Continued)
For the years ended December 31, 2021 and 2020:

	MFS® VIT Investors Trust Division		MFS® VIT Mid Cap Growth Division		MFS® VIT New Discovery Division
	2021	2020	2021	2020	2021	2020
Units beginning of year	1,848	2,135	9,669	10,049	7,200	7,476
Units issued and transferred from other funding options	408	621	909	1,039	653	820
Units redeemed and transferred to other funding options	(439)	(908)	(989)	(1,419)	(904)	(1,096)
Units end of year	1,817	1,848	9,589	9,669	6,949	7,200
	MFS® VIT Utilities Division		MFS® VIT Value Division		MFS® VIT II Core Equity Division
	2021	2020	2021	2020	2021	2020
Units beginning of year	557	571	7,468	7,660	1,118	1,340
Units issued and transferred from other funding options	170	220	1,599	922	718	979
Units redeemed and transferred to other funding options	(146)	(234)	(918)	(1,114)	(742)	(1,201)
Units end of year	581	557	8,149	7,468	1,094	1,118
	MFS® VIT II U.S. Government Money Market Division		Morgan Stanley VIF Global Infrastructure Division		Morgan Stanley VIF Global Strategist Division
	2021	2020	2021	2020	2021	2020
Units beginning of year	499,178	250,195	1,498	1,716	2,794	3,537
Units issued and transferred from other funding options	169,062	693,841	512	648	1,986	2,069
Units redeemed and transferred to other funding options	(374,491)	(444,858)	(1,376)	(866)	(1,680)	(2,812)
Units end of year	293,749	499,178	634	1,498	3,100	2,794
	Putnam VT Emerging Markets Equity Division		Putnam VT Focused International Equity Division		Putnam VT Global Asset Allocation Division
	2021	2020	2021	2020	2021	2020
Units beginning of year	4,472	4,480	7,315	8,586	5,504	5,997
Units issued and transferred from other funding options	689	767	618	833	138	304
Units redeemed and transferred to other funding options	(849)	(775)	(1,002)	(2,104)	(878)	(797)
Units end of year	4,312	4,472	6,931	7,315	4,764	5,504

(a) For the period January 01, 2021 to October 28, 2021.

	MFS® VIT Research Division		MFS® VIT Total Return Bond Division		MFS® VIT Total Return Division
	2021	2020	2021	2020	2021	2020
Units beginning of year	2,256	2,649	257,138	293,022	8,763	8,906
Units issued and transferred from other funding options	745	1,007	62,932	61,891	1,545	1,979
Units redeemed and transferred to other funding options	(763)	(1,400)	(58,595)	(97,775)	(1,557)	(2,122)
Units end of year	2,238	2,256	261,475	257,138	8,751	8,763
	MFS® VIT II High Yield Division		MFS® VIT II Income Division		MFS® VIT II Massachusetts Investors Growth Stock Division
	2021	2020	2021	2020	2021	2020
Units beginning of year	442	414	35	89	8,929	9,576
Units issued and transferred from other funding options	398	445	237	223	664	1,055
Units redeemed and transferred to other funding options	(350)	(417)	(217)	(277)	(1,077)	(1,702)
Units end of year	490	442	55	35	8,516	8,929
	Morgan Stanley VIF Growth Division		Morgan Stanley VIS Income Plus Division		Putnam VT Diversified Income Division
	2021	2020	2021	2020	2021	2020
Units beginning of year	68,465	86,284	644	1,120	6,739	6,713
Units issued and transferred from other funding options	10,613	21,073	251	253	333	381
Units redeemed and transferred to other funding options	(23,404)	(38,892)	(220)	(729)	(270)	(355)
Units end of year	55,674	68,465	675	644	6,802	6,739
	Putnam VT Government Money Market Division		Putnam VT Growth Opportunities Division		Putnam VT High Yield Division
	2021	2020	2021	2020	2021	2020
Units beginning of year	72,182	70,437	61,532	63,351	189,888	192,317
Units issued and transferred from other funding options	139,479	134,668	8,973	14,122	67,156	64,476
Units redeemed and transferred to other funding options	(132,934)	(132,923)	(13,611)	(15,941)	(77,400)	(66,905)
Units end of year	78,727	72,182	56,894	61,532	179,644	189,888

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  SCHEDULES OF UNITS — (Concluded)
For the years ended December 31, 2021 and 2020:

	Putnam VT Income Division		Putnam VT International Equity Division		Putnam VT International Value Division
	2021	2020	2021	2020	2021	2020
Units beginning of year	234,731	246,460	7,569	7,997	1,294	1,268
Units issued and transferred from other funding options	55,427	71,882	1,236	1,434	329	508
Units redeemed and transferred to other funding options	(70,207)	(83,611)	(1,289)	(1,862)	(188)	(482)
Units end of year	219,951	234,731	7,516	7,569	1,435	1,294
	T. Rowe Price ES Equity Income Division		T. Rowe Price ES Mid-Cap Growth Division		T. Rowe Price ES Moderate Allocation Division
	2021	2020	2021	2020	2021	2020
Units beginning of year	617	729	6,054	6,154	391,323	423,099
Units issued and transferred from other funding options	274	154	1,765	2,235	80,585	86,618
Units redeemed and transferred to other funding options	(100)	(266)	(1,620)	(2,335)	(94,254)	(118,394)
Units end of year	791	617	6,199	6,054	377,654	391,323

(a) For the period January 01, 2021 to October 28, 2021.

	Putnam VT Large Cap Value Division		Putnam VT Multi-Cap Core Division		Putnam VT Sustainable Leaders Division
	2021	2020	2021	2020	2021	2020
Units beginning of year	169,293	185,486	7,328	7,379	170,168	177,849
Units issued and transferred from other funding options	48,580	46,062	596	372	30,514	37,694
Units redeemed and transferred to other funding options	(44,949)	(62,255)	(268)	(423)	(33,254)	(45,375)
Units end of year	172,924	169,293	7,656	7,328	167,428	170,168
	T. Rowe Price ES New America Growth Division		T. Rowe Price FIS Limited-Term Bond Division
	2021	2020	2021	2020
Units beginning of year	179,526	190,330	775,628	816,764
Units issued and transferred from other funding options	41,321	51,636	355,640	390,861
Units redeemed and transferred to other funding options	(47,469)	(62,440)	(375,507)	(431,997)
Units end of year	173,378	179,526	755,761	775,628

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS

The Company sells a number of variable life products which have unique combinations of features and fees, some of which directly affect the unit values of the Divisions. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.

The following table is a summary of unit values and units outstanding for the Policies, net assets, net investment income ratios, expense ratios, excluding expenses for the underlying fund, portfolio or series, and total return ratios for the respective stated periods in the five years ended December 31, 2021:

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
American Funds® New World®	2021	161,048	30.83	4,965,420	1.11	0.75	4.37
Division	2020	155,150	29.54	4,583,118	0.25	0.75	22.96
	2019	150,724	24.02	3,620,878	1.19	0.75	28.50
	2018	157,269	18.69	2,940,058	1.13	0.75	(14.48)
	2017	149,541	21.86	3,268,835	1.21	0.75	28.77
American Funds® U.S.	2021	93,206	13.73	1,279,886	1.50	0.75	(1.19)
Government Securities	2020	103,011	13.90	1,431,512	2.00	0.75	9.26
Division	2019	99,426	12.72	1,264,572	2.25	0.75	4.91
	2018	105,125	12.12	1,274,539	2.14	0.75	0.15
	2017	98,946	12.11	1,197,829	1.63	0.75	1.07
BHFTI Brighthouse/Aberdeen	2021	664,645	14.56 - 15.03	9,861,310	0.39	0.00 - 0.75	(5.52) - (4.81)
Emerging Markets Equity	2020	591,250	15.41 - 15.79	9,246,860	2.17	0.00 - 0.75	26.72 - 27.68
Division	2019	621,168	12.16 - 12.37	7,634,274	1.91	0.00 - 0.75	20.08 - 20.98
	2018	628,354	10.12 - 10.23	6,397,360	2.89	0.00 - 0.75	(14.56) - (13.92)
	2017	615,300	11.85 - 11.88	7,300,930	1.32	0.00 - 0.75	3.25 - 27.63
BHFTI	2021	97,568	58.34	5,692,550	0.85	0.75	23.45
Brighthouse/Wellington Large	2020	87,319	47.26	4,126,737	1.14	0.75	21.35
Cap Research Division	2019	85,878	38.94	3,344,480	1.14	0.75	31.08
	2018	85,868	29.71	2,551,183	1.03	0.75	(6.86)
	2017	79,457	31.90	2,534,569	1.09	0.75	21.17
BHFTI Invesco Global Equity	2021	517,461	46.17 - 47.69	24,512,954	0.13	0.00 - 0.75	14.89 - 15.76
Division	2020	498,674	40.19 - 41.20	20,441,169	0.90	0.00 - 0.75	26.96 - 27.92
	2019	528,665	31.65 - 32.21	16,970,446	1.05	0.00 - 0.75	30.92 - 31.91
	2018	531,836	24.18 - 24.42	12,960,443	1.24	0.00 - 0.75	(13.62) - (12.96)
	2017	501,259	27.99 - 28.05	14,055,550	1.11	0.00 - 0.75	10.34 - 36.10
BHFTI Loomis Sayles Growth	2021	83,778	47.80	4,004,845	0.20	0.75	17.77
Division	2020	83,610	40.59	3,393,699	0.82	0.75	31.55
	2019	83,901	30.85	2,588,735	1.05	0.75	22.91
	2018	94,185	25.10	2,364,423	0.79	0.75	(7.51)
	2017	91,012	27.14	2,470,270	0.93	0.75	17.81
BHFTII BlackRock Capital	2021	150,435	73.93	11,121,252	—	0.75	20.30
Appreciation Division	2020	147,129	61.45	9,041,689	—	0.75	39.61
	2019	139,465	44.02	6,139,005	0.21	0.75	31.86
	2018	133,249	33.38	4,448,188	0.12	0.75	1.66
	2017	129,473	32.84	4,251,761	0.10	0.75	32.93
BHFTII BlackRock	2021	594,017	9.68	5,752,501	0.34	0.75	(0.94)
Ultra-Short Term Bond	2020	577,820	9.78	5,648,716	1.93	0.75	(0.32)
Division	2019	573,192	9.81	5,621,566	1.77	0.75	1.37
	2018	563,862	9.68	5,455,506	1.00	0.75	1.04
	2017	529,801	9.58	5,073,104	0.33	0.75	0.14

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTII MetLife Aggregate	2021	451,956	14.21 - 14.67	6,568,643	2.54	0.00 - 0.75	(2.66) - (1.93)
Bond Index Division	2020	505,783	14.59 - 14.96	7,520,742	2.99	0.00 - 0.75	6.41 - 7.21
	2019	434,137	13.72 - 13.96	6,030,287	3.14	0.00 - 0.75	7.82 - 8.64
	2018	421,130	12.72 - 12.85	5,395,701	3.05	0.00 - 0.75	(0.93) - (0.18)
	2017	453,893	12.84 - 12.87	5,837,670	2.88	0.00 - 0.75	(0.28) - 2.49
BHFTII MetLife Mid Cap	2021	838,339	54.89 - 56.69	47,292,825	1.08	0.00 - 0.75	23.47 - 24.40
Stock Index Division	2020	853,475	44.46 - 45.57	38,754,604	1.45	0.00 - 0.75	12.55 - 13.39
	2019	876,781	39.50 - 40.19	35,153,903	1.38	0.00 - 0.75	25.01 - 25.95
	2018	872,778	31.60 - 31.91	27,810,265	1.24	0.00 - 0.75	(11.97) - (11.30)
	2017	843,751	35.90 - 35.98	30,346,497	1.37	0.00 - 0.75	11.02 - 15.08
BHFTII MetLife MSCI EAFE®	2021	349,722	24.86 - 25.68	8,913,635	1.80	0.00 - 0.75	9.90 - 10.72
Index Division	2020	333,422	22.62 - 23.19	7,690,660	3.14	0.00 - 0.75	7.04 - 7.85
	2019	332,561	21.13 - 21.50	7,124,974	2.67	0.00 - 0.75	21.02 - 21.93
	2018	324,203	17.46 - 17.64	5,705,359	2.98	0.00 - 0.75	(14.56) - (13.91)
	2017	308,490	20.44 - 20.48	6,316,230	2.60	0.00 - 0.75	6.05 - 23.97
BHFTII MetLife Russell 2000®	2021	1,030,017	52.37 - 54.09	54,601,903	1.00	0.00 - 0.75	13.66 - 14.52
Index Division	2020	1,019,022	46.07 - 47.23	47,381,459	1.35	0.00 - 0.75	18.73 - 19.62
	2019	1,051,308	38.81 - 39.49	41,061,526	1.19	0.00 - 0.75	24.68 - 25.62
	2018	1,124,338	31.13 - 31.43	35,112,950	1.10	0.00 - 0.75	(11.64) - (10.97)
	2017	1,109,389	35.22 - 35.31	39,108,048	1.21	0.00 - 0.75	9.95 - 13.81
BHFTII MetLife Stock Index	2021	1,583,804	62.28 - 64.33	101,652,469	1.50	0.00 - 0.75	27.40 - 28.36
Division	2020	1,608,600	48.88 - 50.11	80,480,371	1.85	0.00 - 0.75	17.22 - 18.10
	2019	1,644,413	41.70 - 42.43	69,701,660	2.11	0.00 - 0.75	30.17 - 31.15
	2018	1,619,472	32.04 - 32.35	52,368,285	1.77	0.00 - 0.75	(5.32) - (4.60)
	2017	1,544,461	33.84 - 33.92	52,373,653	1.76	0.00 - 0.75	9.02 - 20.63
BHFTII MFS® Total Return	2021	811,668	30.97 - 31.99	25,886,445	1.87	0.00 - 0.75	13.36 - 14.22
Division	2020	850,939	27.32 - 28.01	23,781,106	2.45	0.00 - 0.75	8.94 - 9.76
	2019	865,566	25.08 - 25.52	22,054,170	2.36	0.00 - 0.75	19.47 - 20.37
	2018	896,547	20.99 - 21.20	18,989,729	2.30	0.00 - 0.75	(6.28) - (5.57)
	2017	857,017	22.40 - 22.45	19,235,382	2.52	0.00 - 0.75	4.98 - 11.61
BHFTII MFS® Value Division	2021	143,122	46.77	6,694,271	1.54	0.75	24.61
	2020	136,364	37.54	5,118,690	1.97	0.75	3.18
	2019	135,270	36.38	4,921,104	1.86	0.75	29.16
	2018	144,123	28.17	4,059,455	1.78	0.75	(10.73)
	2017	53,131	31.55	1,676,373	2.04	0.75	17.12
BHFTII Western Asset	2021	110,467	13.15	1,452,500	3.70	0.75	2.05
Management Strategic Bond	2020	106,193	12.88	1,368,277	6.18	0.75	6.11
Opportunities Division	2019	111,990	12.14	1,359,819	4.81	0.75	13.63
	2018	120,251	10.69	1,284,962	5.37	0.75	(4.52)
	2017	117,575	11.19	1,315,855	3.97	0.75	7.42
DWS I Bond VIP Division	2021	—	17.98	—	1.85	0.75	(0.89)
(Closed 10/28/2021)	2020	5,346	18.15	97,006	2.29	0.75	8.26
	2019	12,194	16.76	204,407	2.53	0.75	9.80
	2018	10,236	15.27	156,273	4.47	0.75	(3.39)
	2017	12,429	15.80	196,399	2.90	0.75	5.04

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
DWS I Capital Growth VIP	2021	8,740	178.96	1,563,982	0.22	0.75	21.86
Division	2020	8,660	146.85	1,271,808	0.47	0.75	38.00
	2019	11,460	106.41	1,219,534	0.43	0.75	36.11
	2018	10,939	78.18	855,226	0.82	0.75	(2.34)
	2017	12,680	80.05	1,015,032	0.73	0.75	25.36
DWS I Core Equity VIP	2021	14,110	58.18	820,969	0.78	0.75	24.36
Division	2020	12,495	46.78	584,586	1.28	0.75	15.26
	2019	17,929	40.59	727,713	1.06	0.75	29.33
	2018	18,152	31.38	569,687	1.80	0.75	(6.39)
	2017	24,549	33.53	823,091	1.22	0.75	20.12
DWS I CROCI® International	2021	406,887	24.05 - 24.70	9,790,407	2.44	0.75	8.42
VIP Division	2020	392,418	22.18 - 22.78	8,709,039	3.44	0.75	1.84
	2019	396,089	21.78 - 22.37	8,633,998	3.09	0.75	20.86
	2018	451,479	18.02 - 18.51	8,141,037	1.06	0.75	(15.04)
	2017	493,997	21.21 - 21.79	10,485,501	6.88	0.75	21.05
DWS I Global Small Cap VIP	2021	9,506	37.57	357,134	0.35	0.75	14.08
Division	2020	15,789	32.93	519,982	0.69	0.75	16.48
	2019	11,634	28.27	328,924	—	0.75	20.38
	2018	12,672	23.49	297,616	0.28	0.75	(21.11)
	2017	14,828	29.77	441,417	—	0.75	19.13
DWS II Global Income	2021	9,288	51.05	474,165	2.31	0.75	10.13
Builder VIP Division	2020	8,956	46.36	415,182	3.00	0.75	7.47
	2019	10,833	43.14	467,284	4.06	0.75	19.27
	2018	10,612	36.17	383,810	3.97	0.75	(8.36)
	2017	12,555	39.47	495,490	3.25	0.75	15.67
DWS II Government Money	2021	16,554,941	1.01	16,747,915	0.01	0.75	(0.74)
Market VIP Division	2020	16,646,960	1.02	16,966,086	0.23	0.75	(0.52)
	2019	15,703,580	1.02	16,087,633	1.76	0.75	1.01
	2018	16,445,092	1.01	16,678,832	1.45	0.75	0.63
	2017	17,427,140	1.01	17,564,113	0.45	0.75	(0.29)
DWS II Small Mid Cap Growth	2021	5,666	41.94	237,613	0.04	0.75	12.99
VIP Division	2020	8,290	37.12	307,693	0.04	0.75	29.20
	2019	8,589	28.73	246,752	—	0.75	21.50
	2018	7,600	23.64	179,690	—	0.75	(14.24)
	2017	10,306	27.57	284,128	0.09	0.75	21.21
Fidelity® VIP Asset Manager	2021	3,195	24.85	79,392	1.80	0.75	9.10
Division	2020	2,778	22.78	63,269	1.25	0.75	14.01
	2019	3,736	19.98	74,632	1.86	0.75	17.37
	2018	3,599	17.02	61,264	1.67	0.75	(6.06)
	2017	3,737	18.12	67,709	2.02	0.75	13.25
Fidelity® VIP Asset Manager:	2021	11,999	28.24	338,864	1.32	0.75	13.11
Growth Division	2020	18,161	24.97	453,432	1.13	0.75	16.39
	2019	17,796	21.45	381,763	1.72	0.75	21.91
	2018	15,498	17.60	272,723	1.60	0.75	(8.34)
	2017	11,428	19.20	219,408	1.47	0.75	17.84

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
Fidelity® VIP Contrafund®	2021	429,054	188.29	80,788,064	0.06	0.75	26.88
Division	2020	447,306	148.40	66,381,410	0.25	0.75	29.59
	2019	481,329	114.52	55,120,982	0.45	0.75	30.60
	2018	560,960	87.69	49,190,277	0.70	0.75	(7.08)
	2017	595,865	94.37	56,232,125	0.99	0.75	20.97
Fidelity® VIP Equity-Income	2021	308,150	108.66 - 142.70	33,588,500	1.91	0.75	23.96
Division	2020	319,815	87.66 - 115.12	28,130,541	1.83	0.75	5.89
	2019	331,359	82.78 - 108.71	27,544,572	1.97	0.75	26.49
	2018	364,508	65.44 - 85.94	23,966,581	2.25	0.75	(8.98)
	2017	391,793	71.90 - 94.42	28,262,022	1.68	0.75	12.05
Fidelity® VIP Freedom 2010	2021	90,729	20.46	1,856,305	0.98	0.75	5.10
Division	2020	119,833	19.47	2,332,790	1.16	0.75	11.65
	2019	180,047	17.44	3,139,307	2.18	0.75	15.22
	2018	177,894	15.13	2,691,936	1.66	0.75	(4.73)
	2017	172,185	15.88	2,734,799	1.79	0.75	12.23
Fidelity® VIP Freedom 2020	2021	249,132	22.28	5,551,603	1.06	0.75	8.65
Division	2020	286,158	20.51	5,868,829	1.28	0.75	14.20
	2019	309,461	17.96	5,557,751	1.88	0.75	19.23
	2018	414,463	15.06	6,242,954	1.51	0.75	(6.57)
	2017	427,198	16.12	6,887,241	1.71	0.75	15.75
Fidelity® VIP Freedom 2030	2021	561,988	24.73	13,896,330	1.11	0.75	11.53
Division	2020	542,502	22.17	12,027,479	1.27	0.75	16.01
	2019	568,860	19.11	10,871,060	2.02	0.75	23.50
	2018	563,612	15.47	8,721,397	1.31	0.75	(8.47)
	2017	596,143	16.91	10,078,821	1.49	0.75	20.06
Fidelity® VIP Freedom 2040	2021	310,377	31.68	9,832,604	0.97	0.75	16.95
Division	2020	276,994	27.09	7,503,091	1.07	0.75	18.39
	2019	268,004	22.88	6,132,110	1.86	0.75	27.56
	2018	263,230	17.94	4,721,513	1.29	0.75	(10.56)
	2017	198,892	20.06	3,988,786	1.30	0.75	22.68
Fidelity® VIP Freedom 2050	2021	133,021	31.94	4,248,147	0.98	0.75	16.95
Division	2020	121,315	27.31	3,312,715	1.10	0.75	18.39
	2019	99,247	23.07	2,289,202	1.82	0.75	27.55
	2018	93,550	18.08	1,691,719	1.22	0.75	(10.57)
	2017	76,061	20.22	1,537,962	1.34	0.75	22.60
Fidelity® VIP Government	2021	845,513	1.58	1,337,329	0.01	0.75	(0.74)
Money Market Division	2020	846,663	1.59	1,349,094	0.32	0.75	(0.43)
	2019	918,910	1.60	1,470,563	2.00	0.75	1.25
	2018	915,239	1.58	1,446,557	1.63	0.75	0.89
	2017	966,385	1.57	1,513,948	0.67	0.75	(0.08)
Fidelity® VIP Growth Division	2021	203,393	303.49 - 351.42	62,005,607	—	0.75	22.29
	2020	211,290	248.16 - 287.36	52,735,891	0.07	0.75	42.82
	2019	222,598	173.76 - 201.21	38,934,055	0.26	0.75	33.31
	2018	246,645	130.35 - 150.93	32,354,552	0.24	0.75	(0.92)
	2017	257,473	131.55 - 152.33	34,046,945	0.22	0.75	34.13

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
Fidelity® VIP High Income	2021	7,996	40.76	325,907	5.42	0.75	3.63
Division	2020	7,644	39.33	300,645	4.99	0.75	1.98
	2019	8,377	38.57	323,065	4.88	0.75	14.25
	2018	9,144	33.76	308,696	5.61	0.75	(4.01)
	2017	9,154	35.17	321,937	4.89	0.75	6.14
Fidelity® VIP Index 500 Division	2021	140,704	708.89 - 767.33	99,914,948	1.27	0.75	27.62
	2020	144,758	555.49 - 601.28	80,535,313	1.77	0.75	17.35
	2019	153,271	473.35 - 512.37	72,701,897	1.95	0.75	30.37
	2018	165,670	363.08 - 393.01	60,269,237	1.86	0.75	(5.21)
	2017	172,711	383.03 - 414.61	66,266,318	1.80	0.75	20.81
Fidelity® VIP Investment Grade	2021	27,760	38.72	1,074,894	1.99	0.75	(1.35)
Bond Division	2020	38,808	39.25	1,523,213	2.23	0.75	8.57
	2019	37,771	36.15	1,365,429	2.78	0.75	8.85
	2018	37,147	33.21	1,233,704	2.58	0.75	(1.28)
	2017	35,785	33.64	1,203,863	2.40	0.75	3.44
Fidelity® VIP Mid Cap Division	2021	92,996	137.32	12,770,126	0.63	0.75	24.66
	2020	90,580	110.15	9,977,547	0.67	0.75	17.30
	2019	93,797	93.90	8,807,815	0.85	0.75	22.53
	2018	101,522	76.64	7,780,558	0.65	0.75	(15.18)
	2017	101,045	90.36	9,130,053	0.71	0.75	19.91
Fidelity® VIP Overseas Division	2021	11,458	71.90	823,778	0.53	0.75	18.80
	2020	11,596	60.52	701,735	0.46	0.75	14.75
	2019	12,988	52.74	684,969	1.73	0.75	26.81
	2018	13,072	41.59	543,671	1.61	0.75	(15.45)
	2017	12,435	49.19	611,640	1.43	0.75	29.31
Fidelity® VIP Real Estate	2021	31,510	23.94 - 62.48	1,359,119	1.23	0.75	37.95
Division	2020	19,635	17.35 - 45.29	782,977	2.16	0.75	(7.25)
	2019	28,793	18.71 - 48.83	1,012,314	1.75	0.75	22.30
	2018	27,555	15.30 - 39.93	844,815	2.79	0.75	(6.93)
	2017	29,893	16.44 - 42.90	959,572	1.81	0.75	3.29
Fidelity® VIP Value Division	2021	12,620	41.40	522,480	1.63	0.75	29.18
	2020	13,482	32.05	432,084	1.47	0.75	5.46
	2019	15,429	30.39	468,859	1.81	0.75	31.14
	2018	15,934	23.17	369,240	1.09	0.75	(14.49)
	2017	16,605	27.10	449,980	1.37	0.75	14.72
Invesco V.I. Diversified Dividend	2021	4,004	81.07	324,592	2.14	0.90	17.83
Division	2020	5,257	68.80	361,730	3.00	0.90	(0.76)
	2019	7,155	69.33	496,075	2.80	0.90	23.97
	2018	9,844	55.92	550,512	2.30	0.90	(8.41)
	2017	10,764	61.06	657,230	1.63	0.90	7.60
Invesco V.I. Equity and Income	2021	243	56.50	13,751	1.84	0.90	17.59
Division	2020	294	48.05	14,138	1.78	0.90	8.96
	2019	1,010	44.09	44,547	2.44	0.90	19.29
	2018	1,743	36.97	64,430	2.53	0.90	(10.32)
	2017	1,980	41.22	81,628	1.78	0.90	10.04

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
Invesco V.I. Global Core Equity	2021	9,122	46.30	422,403	1.00	0.90	14.93
Division	2020	8,978	40.29	361,713	1.41	0.90	12.21
	2019	9,352	35.90	335,762	1.44	0.90	24.08
	2018	13,984	28.94	404,656	1.09	0.90	(16.08)
	2017	11,387	34.48	392,647	1.31	0.90	21.80
Invesco V.I. High Yield Division	2021	762	13.22	10,068	4.40	0.90	3.45
	2020	1,011	12.78	12,923	6.01	0.90	2.39
	2019	1,125	12.48	14,041	4.02	0.90	12.49
	2018	2,409	11.09	26,727	5.55	0.90	(4.22)
	2017	3,816	11.58	44,203	4.01	0.90	5.35
MFS® VIT Global Equity Division	2021	251,526	51.14 - 51.22	12,880,866	0.64	0.75	16.33
	2020	269,286	43.96 - 44.03	11,854,053	1.17	0.75	12.44
	2019	288,131	39.10 - 39.16	11,280,247	1.09	0.75	29.59
	2018	314,131	30.17 - 30.21	9,489,706	0.95	0.75	(10.42)
	2017	326,553	33.68 - 33.73	11,012,768	0.85	0.75	23.15
MFS® VIT Growth Division	2021	241,095	135.64 - 135.66	32,707,439	—	0.75	22.61
	2020	256,612	110.63 - 110.65	28,392,910	—	0.75	30.87
	2019	277,118	84.53 - 84.55	23,429,324	—	0.75	37.12
	2018	304,350	61.65 - 61.66	18,766,180	0.09	0.75	1.90
	2017	315,736	60.50 - 60.51	19,105,728	0.11	0.75	30.43
MFS® VIT Investors Trust	2021	1,817	85.48	155,294	0.63	0.75	25.87
Division	2020	1,848	67.91	125,515	0.64	0.75	13.02
	2019	2,135	60.09	128,316	0.68	0.75	30.60
	2018	2,263	46.01	104,145	0.65	0.75	(6.20)
	2017	2,152	49.05	105,581	0.73	0.75	22.43
MFS® VIT Mid Cap Growth	2021	9,589	31.39	300,981	—	0.75	13.26
Division	2020	9,669	27.71	267,946	—	0.75	35.46
	2019	10,049	20.46	205,588	—	0.75	37.63
	2018	10,409	14.87	154,734	—	0.75	0.47
	2017	9,369	14.80	138,621	0.12	0.75	26.05
MFS® VIT New Discovery	2021	6,949	88.26	613,368	—	0.75	1.04
Division	2020	7,200	87.36	629,009	—	0.75	44.80
	2019	7,476	60.33	451,014	—	0.75	40.64
	2018	5,540	42.90	237,631	—	0.75	(2.22)
	2017	5,550	43.87	243,462	—	0.75	25.71
MFS® VIT Research Division	2021	2,238	90.60	202,776	0.55	0.75	23.87
	2020	2,256	73.14	165,001	0.72	0.75	15.72
	2019	2,649	63.21	167,445	0.79	0.75	31.95
	2018	2,633	47.90	126,121	0.71	0.75	(5.09)
	2017	2,576	50.47	129,984	1.40	0.75	22.45
MFS® VIT Total Return Bond	2021	261,475	30.19 - 31.19	8,154,248	2.72	0.00 - 0.75	(1.55) - (0.81)
Division	2020	257,138	30.67 - 31.44	8,084,805	3.43	0.00 - 0.75	7.66 - 8.47
	2019	293,022	28.49 - 28.99	8,493,812	3.59	0.00 - 0.75	9.38 - 10.21
	2018	246,173	26.05 - 26.30	6,474,955	3.25	0.00 - 0.75	(1.83) - (1.09)
	2017	247,426	26.53 - 26.59	6,579,485	3.40	0.00 - 0.75	0.15 - 3.68

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
MFS® VIT Total Return Division	2021	8,751	70.53	617,202	1.81	0.75	13.26
	2020	8,763	62.27	545,655	2.31	0.75	8.99
	2019	8,906	57.13	508,823	2.37	0.75	19.48
	2018	8,818	47.82	421,646	2.23	0.75	(6.32)
	2017	8,828	51.04	450,586	2.38	0.75	11.46
MFS® VIT Utilities Division	2021	581	139.62	81,115	1.78	0.75	13.24
	2020	557	123.30	68,623	2.50	0.75	5.11
	2019	571	117.30	66,992	3.76	0.75	24.13
	2018	667	94.50	63,021	1.02	0.75	0.30
	2017	1,383	94.22	130,324	4.38	0.75	13.98
MFS® VIT Value Division	2021	8,149	48.25	393,180	1.30	0.75	24.52
	2020	7,468	38.75	289,376	1.58	0.75	2.70
	2019	7,660	37.73	289,028	2.09	0.75	28.83
	2018	8,555	29.29	250,558	1.55	0.75	(10.76)
	2017	8,735	32.82	286,691	1.94	0.75	16.77
MFS® VIT II Core Equity	2021	1,094	85.90	93,948	0.43	0.75	24.38
Division	2020	1,118	69.06	77,203	0.72	0.75	17.82
	2019	1,340	58.62	78,557	0.64	0.75	32.20
	2018	2,580	44.34	114,407	0.69	0.75	(4.55)
	2017	2,517	46.46	116,929	0.97	0.75	23.90
MFS® VIT II High Yield	2021	490	35.93	17,616	5.08	0.75	2.71
Division	2020	442	34.98	15,470	5.82	0.75	4.30
	2019	414	33.54	13,882	5.62	0.75	13.95
	2018	415	29.43	12,209	5.99	0.75	(3.81)
	2017	346	30.60	10,586	7.18	0.75	5.89
MFS® VIT II Income Division	2021	55	28.42	1,572	3.17	0.75	(0.28)
	2020	35	28.50	998	3.47	0.75	8.53
	2019	89	26.26	2,337	3.54	0.75	10.77
	2018	79	23.71	1,865	4.24	0.75	(2.72)
	2017	88	24.37	2,138	4.74	0.75	5.45
MFS® VIT II Massachusetts	2021	8,516	51.21	436,144	0.25	0.75	25.03
Investors Growth Stock	2020	8,929	40.96	365,731	0.46	0.75	21.61
Division	2019	9,576	33.68	322,534	0.59	0.75	38.91
	2018	9,869	24.25	239,295	0.58	0.75	0.05
	2017	10,209	24.24	247,414	0.65	0.75	27.47
MFS® VIT II U.S. Government	2021	293,749	9.41 - 9.72	2,853,113	—	0.00 - 0.75	(0.75) - 0.00
Money Market Division	2020	499,178	9.48 - 9.72	4,849,542	0.15	0.00 - 0.75	(0.53) - 0.22
	2019	250,195	9.53 - 9.70	2,424,980	1.61	0.00 - 0.75	0.88 - 1.63
	2018	197,476	9.45 - 9.54	1,883,405	1.25	0.00 - 0.75	0.50 - 1.26
	2017	209,944	9.40 - 9.42	1,977,846	0.31	0.00 - 0.75	(0.45) - 0.16
Morgan Stanley VIF Global	2021	634	75.79	48,029	1.58	0.90	13.24
Infrastructure Division	2020	1,498	66.93	100,263	1.67	0.90	(2.04)
	2019	1,716	68.32	117,267	2.71	0.90	27.15
	2018	3,318	53.73	178,302	2.17	0.90	(8.68)
	2017	1,436	58.84	84,471	2.83	0.90	11.95

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
Morgan Stanley VIF Global	2021	3,100	15.98	49,544	1.86	0.90	7.40
Strategist Division	2020	2,794	14.88	41,572	1.43	0.90	9.92
	2019	3,537	13.54	47,881	1.54	0.90	16.72
	2018	6,191	11.60	71,797	0.95	0.90	(7.35)
	2017	3,796	12.52	47,518	0.88	0.90	15.07
Morgan Stanley VIF Growth	2021	55,674	22.60	1,257,996	—	0.90	(0.79)
Division	2020	68,465	22.78	1,559,390	—	0.90	115.36
(Commenced 4/29/2019)	2019	86,284	10.58	912,538	—	0.90	5.44
Morgan Stanley VIS Income	2021	675	38.14	25,738	3.40	0.90	(2.75)
Plus Division	2020	644	39.22	25,275	2.63	0.90	9.63
	2019	1,120	35.77	40,068	3.09	0.90	14.92
	2018	1,467	31.13	45,666	3.29	0.90	(4.88)
	2017	1,499	32.72	49,046	3.20	0.90	5.69
Putnam VT Diversified	2021	6,802	27.07	184,130	0.91	0.75	(7.43)
Income Division	2020	6,739	29.24	197,051	7.80	0.75	(1.50)
	2019	6,713	29.69	199,304	3.47	0.75	10.72
	2018	6,638	26.81	177,989	4.33	0.75	(1.48)
	2017	6,511	27.22	177,218	6.19	0.75	6.62
Putnam VT Emerging Markets	2021	4,312	32.16	138,699	0.71	0.75	(4.66)
Equity Division	2020	4,472	33.74	150,856	0.28	0.75	27.29
	2019	4,480	26.50	118,744	—	0.75	24.28
	2018	4,284	21.33	91,367	0.14	0.75	(19.02)
	2017	4,241	26.33	111,694	1.25	0.75	34.36
Putnam VT Focused International	2021	6,931	61.71	427,655	0.98	0.75	12.00
Equity Division	2020	7,315	55.09	403,006	0.39	0.75	9.49
	2019	8,586	50.32	432,063	0.01	0.75	25.98
	2018	8,612	39.94	343,989	0.55	0.75	(12.87)
	2017	7,902	45.85	362,273	1.58	0.75	27.75
Putnam VT Global Asset	2021	4,764	74.94	357,027	0.91	0.75	13.40
Allocation Division	2020	5,504	66.09	363,773	2.15	0.75	11.74
	2019	5,997	59.15	354,728	1.74	0.75	16.54
	2018	6,298	50.75	319,637	2.14	0.75	(7.72)
	2017	7,582	55.00	417,021	1.70	0.75	14.80
Putnam VT Government Money	2021	78,727	1.38	108,725	0.01	0.75	(0.74)
Market Division	2020	72,182	1.39	100,426	0.23	0.75	(0.51)
	2019	70,437	1.40	98,504	1.80	0.75	1.04
	2018	68,670	1.38	95,042	1.42	0.75	0.67
	2017	130,289	1.37	179,127	0.47	0.75	(0.28)
Putnam VT Growth	2021	56,894	286.32 - 286.94	16,323,506	—	0.75	22.08
Opportunities Division	2020	61,532	234.53 - 235.04	14,460,864	0.25	0.75	38.05
	2019	63,351	169.89 - 170.26	10,785,132	0.37	0.75	36.09
	2018	69,198	124.84 - 125.11	8,656,730	0.06	0.75	1.83
	2017	72,885	122.60 - 122.86	8,953,910	0.14	0.75	30.32

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
Putnam VT High Yield	2021	179,644	45.32 - 45.97	8,144,217	5.01	0.75	4.41
Division	2020	189,888	43.40 - 44.03	8,244,577	5.78	0.75	4.71
	2019	192,317	41.45 - 42.05	7,974,311	6.06	0.75	13.69
	2018	202,031	36.46 - 36.98	7,368,740	5.92	0.75	(4.31)
	2017	213,265	38.10 - 38.65	8,129,078	5.96	0.75	6.42
Putnam VT Income Division	2021	219,951	37.33 - 37.64	8,211,915	1.65	0.75	(5.15)
	2020	234,731	39.36 - 39.69	9,239,582	4.94	0.75	5.22
	2019	246,460	37.41 - 37.72	9,220,064	3.42	0.75	11.41
	2018	255,494	33.58 - 33.86	8,579,374	3.26	0.75	(0.39)
	2017	265,956	33.71 - 33.99	8,965,296	4.50	0.75	5.12
Putnam VT International	2021	7,516	37.32	280,532	1.35	0.75	8.27
Equity Division	2020	7,569	34.47	260,920	1.84	0.75	11.51
	2019	7,997	30.91	247,231	1.62	0.75	24.61
	2018	8,073	24.81	200,276	1.65	0.75	(19.56)
	2017	7,875	30.84	242,860	2.33	0.75	25.98
Putnam VT International	2021	1,435	31.31	44,927	2.09	0.75	14.42
Value Division	2020	1,294	27.36	35,418	2.71	0.75	3.45
	2019	1,268	26.45	33,548	2.79	0.75	19.54
	2018	1,160	22.13	25,670	2.17	0.75	(18.00)
	2017	1,063	26.98	28,692	2.21	0.75	24.13
Putnam VT Large Cap Value	2021	172,924	54.38	9,403,236	1.36	0.75	26.67
Division	2020	169,293	42.93	7,267,783	1.97	0.75	5.26
	2019	185,486	40.78	7,564,879	2.34	0.75	29.76
	2018	217,218	31.43	6,827,499	0.92	0.75	(8.96)
	2017	239,146	34.53	8,256,709	1.89	0.75	18.17
Putnam VT Multi-Cap Core	2021	7,656	43.96	336,556	0.82	0.75	30.34
Division	2020	7,328	33.73	247,141	1.16	0.75	16.75
	2019	7,379	28.89	213,147	1.33	0.75	31.02
	2018	7,232	22.05	159,453	1.30	0.75	(8.14)
	2017	6,080	24.00	145,919	0.56	0.75	22.23
Putnam VT Sustainable	2021	167,428	126.65 - 127.35	21,315,914	0.33	0.75	22.91
Leaders Division	2020	170,168	103.04 - 103.61	17,625,871	0.64	0.75	28.10
	2019	177,849	80.44 - 80.88	14,380,951	0.69	0.75	35.70
	2018	195,213	59.28 - 59.61	11,632,537	0.01	0.75	(2.02)
	2017	200,812	60.50 - 60.84	12,213,202	0.83	0.75	28.59
T. Rowe Price ES Equity	2021	791	73.74	58,365	1.63	0.75	24.61
Income Division	2020	617	59.18	36,526	2.32	0.75	0.43
	2019	729	58.93	42,971	2.31	0.75	25.45
	2018	799	46.97	37,515	1.98	0.75	(10.18)
	2017	900	52.30	47,071	1.75	0.75	15.16
T. Rowe Price ES Mid-Cap	2021	6,199	147.54	914,606	—	0.75	13.99
Growth Division	2020	6,054	129.43	783,610	—	0.75	22.88
	2019	6,154	105.33	648,219	0.14	0.75	30.31
	2018	6,030	80.83	487,408	—	0.75	(2.77)
	2017	6,113	83.13	508,191	—	0.75	23.84

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Concluded)

8.  FINANCIAL HIGHLIGHTS — (Concluded)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
T. Rowe Price ES Moderate	2021	377,654	73.59 - 74.37	28,085,486	0.98	0.75	9.24
Allocation Division	2020	391,323	67.36 - 68.08	26,640,434	1.37	0.75	13.68
	2019	423,099	59.26 - 59.88	25,337,071	1.96	0.75	18.91
	2018	451,357	49.83 - 50.36	22,731,621	1.79	0.75	(5.79)
	2017	476,563	52.90 - 53.46	25,476,054	1.52	0.75	16.54
T. Rowe Price ES New America	2021	173,378	168.45	29,205,142	—	0.75	19.89
Growth Division	2020	179,526	140.50	25,222,946	—	0.75	43.29
	2019	190,330	98.05	18,661,745	0.41	0.75	33.92
	2018	205,722	73.21	15,061,764	0.16	0.75	0.40
	2017	206,263	72.92	15,041,452	0.11	0.75	33.43
T. Rowe Price FIS Limited-Term	2021	755,761	8.99	6,796,321	1.34	0.75	(0.62)
Bond Division	2020	775,628	9.05	7,018,572	1.97	0.75	3.93
	2019	816,764	8.71	7,111,607	2.40	0.75	3.57
	2018	844,373	8.41	7,098,401	2.01	0.75	0.42
	2017	895,352	8.37	7,495,448	1.46	0.75	0.30

1  These amounts represent the dividends, excluding distributions of capital gains, received by the Division from the underlying fund, portfolio or series, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against Policy owner accounts either through reductions in the unit values or the redemption of units. The investment income ratio is calculated for each period indicated or from the effective date through the end of the reporting period. The recognition of investment income by the Division is affected by the timing of the declaration of dividends by the underlying fund, portfolio or series in which the Division invests.

2  These amounts represent annualized Policy expenses of each of the applicable Divisions, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to Policy owner accounts through the redemption of units and expenses of the underlying fund, portfolio or series have been excluded.

3  These amounts represent the total return for the period indicated, including changes in the value of the underlying fund, portfolio or series, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. The total return is presented as a range of minimum to maximum returns, based on the minimum and maximum returns within each product grouping of the applicable Division.

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Module
                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

              Item 8. Financial Statements and Supplementary Data

        Index to Consolidated Financial Statements, Notes and Schedules

                                                                           Page
                                                                          ------
Report of Independent Registered Public Accounting Firm (PCAOB ID 34)....      2
Financial Statements at December 31, 2021 and 2020 and for the Years
  Ended December 31, 2021, 2020 and 2019:

     Note 1 -- Business, Basis of Presentation and Summary of

     Note 4 -- Deferred Policy Acquisition Costs, Value of Business

Financial Statement Schedules at December 31, 2021 and 2020 and for
  the Years Ended December 31, 2021, 2020 and 2019:
  Schedule I -- Consolidated Summary of Investments -- Other Than

                                    MLIC-1

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the stockholder and the Board of Directors of Metropolitan Life Insurance
Company

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of Metropolitan
Life Insurance Company and subsidiaries (the "Company") as of December 31, 2021 and 2020, the related consolidated statements of operations, comprehensive income (loss), equity, and cash flows for each of the three years in the period ended December 31, 2021, and the related notes and the schedules listed in the
Index to Consolidated Financial Statements, Notes and Schedules (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2021 and 2020, and the results of its operations and its cash flows for each of the three years in the period ended December 31,
2021, in conformity with accounting principles generally accepted in the United
States of America.

Basis for Opinion

These financial statements are the responsibility of the Company's management.
Our responsibility is to express an opinion on the Company's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are
required to be independent with respect to the Company in accordance with the
U.S. federal securities laws and the applicable rules and regulations of the
Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matters

The critical audit matters communicated below are matters arising from the current-period audit of the financial statements that were communicated or required to be communicated to the audit committee and that (1) relate to accounts or disclosures that are material to the financial statements and
(2) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the financial statements, taken as a whole, and we are not, by communicating the critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate.

Fixed Maturity Securities Available-for-Sale -- Fair Value of Level 3 Fixed
Maturity Securities -- Refer to Notes 1, 7, and 9 to the financial statements

Critical Audit Matter Description

The Company has investments in certain fixed maturity securities classified as available-for-sale whose fair values are based on unobservable inputs that are supported by little or no market activity. When a price is not available in the active market, from an independent pricing service, or from independent broker quotations, management values the security using internal matrix pricing or discounted cash flow techniques. These investments are categorized as Level 3 and had an estimated fair value of $4.3 billion as of December 31, 2021.

                                    MLIC-2

Given management uses considerable judgment when estimating the fair value of
Level 3 fixed maturity securities determined using internal matrix pricing or discounted cash flow techniques, performing audit procedures to evaluate the estimate of fair value required a high degree of auditor judgment and an increased extent of effort. This audit effort included the use of professionals with specialized skills and knowledge, including our fair value specialists, to assist in performing procedures and evaluating the audit evidence obtained.

How the Critical Audit Matter Was Addressed in the Audit

Our audit procedures related to the valuation of Level 3 fixed maturity securities determined using internal matrix pricing or discounted cash flow techniques included, among others, the following:

    .  We tested the effectiveness of controls over the determination of fair value.

    .  We tested the accuracy and completeness of relevant security attributes, including credit ratings, maturity dates and coupon rates, used in the determination of Level 3 fair values.

    .  With the involvement of our fair value specialists, we developed independent fair value estimates for a sample of securities and compared our estimates to the Company's estimates and evaluated differences. We developed our estimate by evaluating the observable and unobservable inputs used by management or developing independent inputs.

    .  We evaluated management's ability to accurately estimate fair value by comparing management's historical estimates to subsequent transactions, taking into account changes in market conditions subsequent to
       December 31, 2021.

Insurance Liabilities -- Valuation of Future Policy Benefits for Long-Term Care
Insurance -- Refer to Notes 1 and 3 to the financial statements

Critical Audit Matter Description

The Company's products include long-term care insurance. Liabilities for amounts payable under long-term care insurance are recorded in future policy benefits in the Company's consolidated balance sheets. Such liabilities are established based on actuarial assumptions at the time policies are issued, which are intended to estimate the experience for the period the policy benefits are payable. Significant adverse changes in experience on such contracts may require the establishment of premium deficiency reserves, which are based on current assumptions. Management's estimate of future policy benefits for long-term care insurance was $14.4 billion as of December 31, 2021.

Management applies considerable judgment in evaluating actual experience to determine whether a change in assumptions for long-term care insurance is warranted. Principal assumptions used in the valuation of future policy benefits for long-term care insurance include morbidity, policy lapse, investment returns and mortality.

Given the inherent uncertainty in selecting assumptions, we have determined that management's evaluation of actual experience when estimating future policy benefits for long-term care insurance policies is a critical audit matter, which required a high degree of auditor judgment and an increased extent of effort when performing audit procedures to evaluate the judgments made and the reasonableness of the assumptions used in the valuation. The audit effort included the use of professionals with specialized skill and knowledge, including our actuarial specialists, to assist in performing these procedures and evaluating the audit evidence obtained from these procedures.

How the Critical Audit Matter Was Addressed in the Audit

Our audit procedures related to the assumptions used to determine the estimate of future policy benefits for long-term care insurance, included, among others, the following:

    .  We tested the effectiveness of the control over the assumptions used in the valuation of future policy benefits and the effectiveness of the controls over the underlying data.

    .  With the involvement of our actuarial specialists, we:

       .  evaluated judgments applied by management in setting principal assumptions, including evaluating the results of experience studies used as the basis for setting those assumptions.

                                    MLIC-3

       .  evaluated management's estimate of, or developed an independent estimate of future policy benefits, on a sample basis, and evaluated differences. This included confirming that assumptions were applied as intended.

       .  evaluated the results of the Company's annual premium deficiency tests.

Derivatives -- Valuation of Embedded Derivative Liabilities -- Refer to Notes
1, 3, 8, and 9 to the financial statements

Critical Audit Matter Description

The Company's products include variable annuity contracts with guaranteed minimum benefits that provide the policyholder a minimum return based on their initial deposit adjusted for withdrawals. The guarantees on variable annuity contracts are accounted for as insurance liabilities or as embedded derivatives depending on how and when the benefit is paid. Guarantees accounted for as embedded derivatives include the non-life contingent portion of guaranteed minimum withdrawal benefits and certain non-life contingent portions of guaranteed minimum income benefits, and are recorded in policyholder account balances on the Company's consolidated balance sheet. Embedded derivatives are measured at estimated fair value separately from the host variable annuity contract using actuarial and capital market assumptions that are updated annually. Management's estimate of embedded derivative liabilities was $1.5 billion as of December 31, 2021.

Management applies considerable judgment in selecting assumptions used to estimate embedded derivative liabilities and changes in market conditions or variations in certain assumptions could result in significant fluctuations in the estimate. Principal assumptions include mortality, lapse, dynamic lapse, withdrawal, utilization, and risk-free rates and implied volatilities. The valuation of the embedded derivative liabilities is also based on complex calculations which are data intensive.

Given the inherent uncertainty in selecting assumptions and the complexity of the calculations, we have determined that management's valuation of the embedded derivative liabilities is a critical audit matter which required a high degree of auditor judgment and an increased extent of effort when performing audit procedures to evaluate the judgments made and the reasonableness of the models and assumptions used in the valuation. The audit effort included the use of professionals with specialized skill and knowledge, including our valuation, modeling and actuarial specialists, to assist in performing these procedures and evaluating the audit evidence obtained from these procedures.

How the Critical Audit Matter Was Addressed in the Audit

Our audit procedures related to the valuation of embedded derivative liabilities included, among others, the following:

    .  We tested the effectiveness of controls over the assumptions, including controls over the underlying data used in the valuation of embedded derivative liabilities.

    .  We tested the effectiveness of controls over the methodologies and models used for determining the embedded derivative liabilities.

    .  With the involvement of our valuation, modeling and actuarial specialists, we:

       .  evaluated the methods, models, and judgments applied by management in the determination of principal assumptions and the calculation of the embedded derivative liabilities

       .  evaluated the results of underlying experience studies, capital market projections, and judgments applied by management in setting the assumptions

       .  developed an independent estimate of the embedded derivative liabilities, on a sample basis, and evaluated differences.

/s/ DELOITTE & TOUCHE LLP
New York, New York
March 7, 2022

We have served as the Company's auditor since at least 1968; however, an earlier year could not be reliably determined.

                                    MLIC-4

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                          Consolidated Balance Sheets
                          December 31, 2021 and 2020

                (In millions, except share and per share data)

                                                        2021          2020
                                                    ------------- -------------
 Assets
 Investments:
 Fixed maturity securities available-for-sale, at
  estimated fair value (amortized cost: $158,354
  and $156,423, respectively; allowance for credit
  loss of $53 and $51, respectively)...............  $    175,885  $    181,340
 Mortgage loans (net of allowance for credit loss
  of $536 and $517, respectively; includes $224
  and $199, respectively, relating to variable
  interest entities and $127 and $165,
  respectively, under the fair value option).......        60,219        66,405
 Policy loans......................................         5,816         5,973
 Real estate and real estate joint ventures
  (includes $1,094 and $1,435, respectively,
  relating to variable interest entities, $240 and
  $169, respectively, under the fair value option
  and $175 and $128, respectively, of real estate
  held-for-sale)...................................         7,873         7,478
 Other limited partnership interests...............         8,754         5,775
 Short-term investments, at estimated fair value...         4,866         2,623
 Other invested assets (includes $924 and $992,
  respectively, of leveraged and direct financing
  leases; $171 and $79, respectively, relating to
  variable interest entities and allowance for
  credit loss of $32 and $38, respectively)........        19,860        17,723
                                                    ------------- -------------
   Total investments...............................       283,273       287,317
 Cash and cash equivalents, principally at
  estimated fair value.............................         9,957        11,337
 Accrued investment income.........................         1,767         1,904
 Premiums, reinsurance and other receivables.......        20,505        21,478
 Deferred policy acquisition costs and value of
  business acquired................................         2,598         2,649
 Current income tax recoverable....................            80            --
 Other assets......................................         4,526         4,276
 Separate account assets...........................       123,851       128,646
                                                    ------------- -------------
   Total assets....................................  $    446,557  $    457,607
                                                    ============= =============
 Liabilities and Equity
 Liabilities
 Future policy benefits............................  $    132,274  $    133,921
 Policyholder account balances.....................        94,459        96,635
 Other policy-related balances.....................         8,094         7,430
 Policyholder dividends payable....................           312           397
 Policyholder dividend obligation..................         1,682         2,969
 Payables for collateral under securities loaned
  and other transactions...........................        24,866        23,122
 Short-term debt...................................           100           120
 Long-term debt....................................         1,659         1,619
 Current income tax payable........................            --           486
 Deferred income tax liability.....................         2,036         1,980
 Other liabilities.................................        23,796        25,424
 Separate account liabilities......................       123,851       128,646
                                                    ------------- -------------
   Total liabilities...............................       413,129       422,749
                                                    ------------- -------------
 Contingencies, Commitments and Guarantees (Note
  16)
 Equity
 Metropolitan Life Insurance Company stockholder's
  equity:
 Common stock, par value $0.01 per share;
  1,000,000,000 shares authorized; 494,466,664
  shares issued and outstanding....................             5             5
 Additional paid-in capital........................        12,464        12,460
 Retained earnings.................................        10,868        10,548
 Accumulated other comprehensive income (loss).....         9,917        11,662
                                                    ------------- -------------
   Total Metropolitan Life Insurance Company
    stockholder's equity...........................        33,254        34,675
 Noncontrolling interests..........................           174           183
                                                    ------------- -------------
   Total equity....................................        33,428        34,858
                                                    ------------- -------------
   Total liabilities and equity....................  $    446,557  $    457,607
                                                    ============= =============

       See accompanying notes to the consolidated financial statements.

                                    MLIC-5

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                     Consolidated Statements of Operations
             For the Years Ended December 31, 2021, 2020 and 2019

                                 (In millions)

                                                       2021          2020          2019
                                                   ------------  ------------  ------------
Revenues
Premiums..........................................  $    26,191   $    20,741   $    21,608
Universal life and investment-type product policy
 fees.............................................        2,062         1,996         2,037
Net investment income.............................       12,486        10,250        10,973
Other revenues....................................        1,616         1,661         1,573
Net investment gains (losses).....................          652           (73)          346
Net derivative gains (losses).....................         (964)          738          (288)
                                                   ------------  ------------  ------------
 Total revenues...................................       42,043        35,313        36,249
                                                   ------------  ------------  ------------
Expenses
Policyholder benefits and claims..................       29,423        23,074        24,051
Interest credited to policyholder account balances        2,027         2,247         2,624
Policyholder dividends............................          728           901         1,038
Other expenses....................................        5,617         5,013         4,976
                                                   ------------  ------------  ------------
 Total expenses...................................       37,795        31,235        32,689
                                                   ------------  ------------  ------------
 Income (loss) before provision for income tax....        4,248         4,078         3,560
Provision for income tax expense (benefit)........          530           534           148
                                                   ------------  ------------  ------------
 Net income (loss)................................        3,718         3,544         3,412
Less: Net income (loss) attributable to
 noncontrolling interests.........................            5            (6)           (6)
                                                   ------------  ------------  ------------
 Net income (loss) attributable to Metropolitan
   Life Insurance Company.........................  $     3,713   $     3,550   $     3,418
                                                   ============  ============  ============

       See accompanying notes to the consolidated financial statements.

                                    MLIC-6

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

            Consolidated Statements of Comprehensive Income (Loss)
             For the Years Ended December 31, 2021, 2020 and 2019

                                 (In millions)

                                                       2021         2020         2019
                                                   -----------  -----------  -----------
Net income (loss).................................  $    3,718   $    3,544   $    3,412
Other comprehensive income (loss):
Unrealized investment gains (losses), net of
 related offsets..................................      (2,462)       1,911        8,053
Unrealized gains (losses) on derivatives..........         111          216          279
Foreign currency translation adjustments..........           9           54          (32)
Defined benefit plans adjustment..................          82         (108)        (143)
                                                   -----------  -----------  -----------
 Other comprehensive income (loss), before income
   tax............................................      (2,260)       2,073        8,157
Income tax (expense) benefit related to items of
 other comprehensive income (loss)................         515         (436)      (1,711)
                                                   -----------  -----------  -----------
 Other comprehensive income (loss), net of income
   tax............................................      (1,745)       1,637        6,446
                                                   -----------  -----------  -----------
Comprehensive income (loss).......................       1,973        5,181        9,858
Less: Comprehensive income (loss) attributable to
 noncontrolling interest, net of income tax.......           5           (6)          (6)
                                                   -----------  -----------  -----------
 Comprehensive income (loss) attributable to
   Metropolitan Life Insurance Company............  $    1,968   $    5,187   $    9,864
                                                   ===========  ===========  ===========

       See accompanying notes to the consolidated financial statements.

                                    MLIC-7

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                       Consolidated Statements of Equity
             For the Years Ended December 31, 2021, 2020 and 2019

                                 (In millions)

                                                                  Accumulated           Total
                                         Additional                  Other        Metropolitan Life
                                Common    Paid-in     Retained    Comprehensive   Insurance Company    Noncontrolling   Total
                                Stock     Capital     Earnings   Income (Loss)   Stockholder's Equity    Interests      Equity
                               -------- ----------- -----------  -------------- --------------------- --------------- ---------
Balance at December 31, 2018.. $      5 $    12,450 $     9,512    $    3,562      $       25,529        $     198    $  25,727
Cumulative effects of changes
 in accounting principles,
 net of income tax............                               78            17                  95                            95
Capital contributions from
 MetLife, Inc.................                    5                                             5                             5
Dividends to MetLife, Inc.....                           (3,065)                           (3,065)                       (3,065)
Change in equity of
 noncontrolling interests.....                                                                 --               (8)          (8)
Net income (loss).............                            3,418                             3,418               (6)       3,412
Other comprehensive income
 (loss), net of income tax....                                          6,446               6,446                         6,446
                               -------- ----------- -----------    ----------      --------------        ---------    ---------
Balance at December 31, 2019..        5      12,455       9,943        10,025              32,428              184       32,612
Cumulative effects of changes
 in accounting principles,
 net of income tax............                             (113)                             (113)                         (113)
Capital contributions from
 MetLife, Inc.................                    5                                             5                             5
Dividends to MetLife, Inc.....                           (2,832)                           (2,832)                       (2,832)
Change in equity of
 noncontrolling interests.....                                                                 --                5            5
Net income (loss).............                            3,550                             3,550               (6)       3,544
Other comprehensive income
 (loss), net of income tax....                                          1,637               1,637                         1,637
                               -------- ----------- -----------    ----------      --------------        ---------    ---------
Balance at December 31, 2020..        5      12,460      10,548        11,662              34,675              183       34,858
Capital contributions from
 MetLife, Inc.................                    4                                             4                             4
Dividends to MetLife, Inc.....                           (3,393)                           (3,393)                       (3,393)
Change in equity of
 noncontrolling interests.....                                                                 --              (14)         (14)
Net income (loss).............                            3,713                             3,713                5        3,718
Other comprehensive income
 (loss), net of income tax....                                         (1,745)             (1,745)                       (1,745)
                               -------- ----------- -----------    ----------      --------------        ---------    ---------
Balance at December 31, 2021.. $      5 $    12,464 $    10,868    $    9,917      $       33,254        $     174    $  33,428
                               ======== =========== ===========    ==========      ==============        =========    =========

       See accompanying notes to the consolidated financial statements.

                                    MLIC-8

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                     Consolidated Statements of Cash Flows
             For the Years Ended December 31, 2021, 2020 and 2019

                                 (In millions)

                                                       2021           2020           2019
                                                  -------------  -------------  -------------
Cash flows from operating activities
Net income (loss)................................ $       3,718  $       3,544  $       3,412
Adjustments to reconcile net income (loss) to
 net cash provided by (used in) operating
 activities:
 Depreciation and amortization expenses..........           136            125             99
 Amortization of premiums and accretion of
  discounts associated with investments, net.....          (656)          (651)          (823)
 (Gains) losses on investments and from sales of
  businesses, net................................          (652)            73           (346)
 (Gains) losses on derivatives, net..............         2,480           (299)           499
 (Income) loss from equity method investments,
  net of dividends or distributions..............        (1,873)           238            366
 Interest credited to policyholder account
  balances.......................................         1,988          2,213          2,624
 Universal life and investment-type product
  policy fees....................................        (1,070)        (1,130)        (2,037)
 Change in fair value option and trading
  securities.....................................          (125)          (171)          (151)
 Change in accrued investment income.............            69             72             45
 Change in premiums, reinsurance and other
  receivables....................................           752            826           (200)
 Change in deferred policy acquisition costs and
  value of business acquired, net................           194            355            197
 Change in income tax............................             5            104           (351)
 Change in other assets..........................          (308)            90            961
 Change in insurance-related liabilities and
  policy-related balances........................          (957)        (1,256)         1,571
 Change in other liabilities.....................          (370)        (1,372)           277
 Other, net......................................           (74)           176             (1)
                                                  -------------  -------------  -------------
  Net cash provided by (used in) operating
    activities...................................         3,257          2,937          6,142
                                                  -------------  -------------  -------------
Cash flows from investing activities
Sales, maturities and repayments of:
 Fixed maturity securities available-for-sale....        51,010         46,700         49,464
 Equity securities...............................           565            310            183
 Mortgage loans..................................        16,790          9,963         11,482
 Real estate and real estate joint ventures......         1,329             81          1,101
 Other limited partnership interests.............           541            464            494
Purchases and originations of:
 Fixed maturity securities available-for-sale....       (52,513)       (48,561)       (48,421)
 Equity securities...............................           (48)          (106)           (49)
 Mortgage loans..................................       (10,502)       (10,931)       (13,458)
 Real estate and real estate joint ventures......        (1,042)          (768)        (1,443)
 Other limited partnership interests.............        (1,896)        (1,071)          (971)
Cash received in connection with freestanding
 derivatives.....................................         1,720          3,823          1,759
Cash paid in connection with freestanding
 derivatives.....................................        (5,181)        (2,886)        (1,957)
Cash received from the redemption of an
 investment in affiliated preferred stock........           315             --             --
Receipts on loans to affiliates..................            87            251             --
Purchases of loans to affiliates.................           (15)            --             --
Net change in policy loans.......................           157            127            (39)
Net change in short-term investments.............        (2,295)          (714)          (377)
Net change in other invested assets..............            74             44             (8)
Net change in property, equipment and leasehold
 improvements....................................            15             18             60
Other, net.......................................            14             21             (4)
                                                  -------------  -------------  -------------
 Net cash provided by (used in) investing
  activities..................................... $        (875) $      (3,235) $      (2,184)
                                                  -------------  -------------  -------------

       See accompanying notes to the consolidated financial statements.

                                    MLIC-9

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

             Consolidated Statements of Cash Flows -- (continued)
             For the Years Ended December 31, 2021, 2020 and 2019

                                 (In millions)

                                                       2021          2020           2019
                                                  -------------  ------------  -------------
Cash flows from financing activities
Policyholder account balances:
  Deposits....................................... $      78,129  $     77,446  $      74,049
  Withdrawals....................................       (80,378)      (74,655)       (74,571)
Net change in payables for collateral under
 securities loaned and other transactions........         1,744         2,757          1,893
Long-term debt issued............................            35           128             --
Long-term debt repaid............................           (26)          (97)           (28)
Financing element on certain derivative
 instruments and other derivative related
 transactions, net...............................           173           (40)          (175)
Dividends paid to MetLife, Inc...................        (3,393)       (2,832)        (3,065)
Other, net.......................................           (42)           (3)           (19)
                                                  -------------  ------------  -------------
  Net cash provided by (used in) financing
   activities....................................        (3,758)        2,704         (1,916)
                                                  -------------  ------------  -------------
Effect of change in foreign currency exchange
 rates on cash and cash equivalents balances.....            (4)            4              3
                                                  -------------  ------------  -------------
  Change in cash and cash equivalents............        (1,380)        2,410          2,045
Cash and cash equivalents, beginning of year.....        11,337         8,927          6,882
                                                  -------------  ------------  -------------
  Cash and cash equivalents, end of year......... $       9,957  $     11,337  $       8,927
                                                  =============  ============  =============
Supplemental disclosures of cash flow information
Net cash paid (received) for:
Interest......................................... $          95  $         99  $         104
                                                  =============  ============  =============
Income tax....................................... $         388  $         45  $         552
                                                  =============  ============  =============
Non-cash transactions:
Capital contributions from MetLife, Inc.......... $           4  $          5  $           5
                                                  =============  ============  =============
Real estate and real estate joint ventures
 acquired in satisfaction of debt................ $         174  $         10  $          32
                                                  =============  ============  =============
Increase in equity securities due to in-kind
 distributions received from other limited
 partnership interests........................... $         337  $        100  $          41
                                                  =============  ============  =============
Increase in other invested assets in connection
 with affiliated reinsurance transactions........ $       3,140  $         --  $          --
                                                  =============  ============  =============
Operating lease liability associated with the
 recognition of right-of-use assets.............. $           4  $         --  $         152
                                                  =============  ============  =============
Transfer of fixed maturity securities
 available-for-sale to an affiliate.............. $          --  $        296  $          --
                                                  =============  ============  =============
Transfer of mortgage loans to an affiliate....... $          --  $         84  $          --
                                                  =============  ============  =============
Transfer of real estate from an affiliate........ $          --  $        380  $          --
                                                  =============  ============  =============

       See accompanying notes to the consolidated financial statements.

                                    MLIC-10

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                Notes to the Consolidated Financial Statements

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies

Business

  Metropolitan Life Insurance Company and its subsidiaries (collectively,
"MLIC" or the "Company") is a provider of insurance, annuities, employee benefits and asset management and is organized into two segments: U.S. and
MetLife Holdings. Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc. (MetLife, Inc., together with its subsidiaries and affiliates, "MetLife").

Basis of Presentation

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported on the consolidated financial statements. In applying these policies and estimates, management makes subjective and complex judgments that frequently require assumptions about matters that are inherently uncertain, including uncertainties associated with the COVID-19 pandemic. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's business and operations. Actual results could differ from these estimates.

  Consolidation

    The accompanying consolidated financial statements include the accounts of
  Metropolitan Life Insurance Company and its subsidiaries, as well as partnerships and joint ventures in which the Company has a controlling financial interest, and variable interest entities ("VIEs") for which the
  Company is the primary beneficiary. Intercompany accounts and transactions have been eliminated.

    Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

  Separate Accounts

    Separate accounts are established in conformity with insurance laws.
  Generally, the assets of the separate accounts cannot be used to settle the liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. The Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if:

  .   such separate accounts are legally recognized;

  .   assets supporting the contract liabilities are legally insulated from the
      Company's general account liabilities;

  .   investment objectives are directed by the contractholder; and

  .   all investment performance, net of contract fees and assessments, is passed through to the contractholder.

    The Company reports separate account assets at their fair value, which is based on the estimated fair values of the underlying assets comprising the individual separate account portfolios. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line on the statements of operations. Separate accounts credited with a contractual investment return are combined on a line-by-line basis with the Company's general account assets, liabilities, revenues and expenses and the accounting for these investments is consistent with the methodologies described herein for similar financial instruments held within the general account.

    The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges. Such fees are included in universal life and investment-type product policy fees on the statements of operations.

                                    MLIC-11

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

Summary of Significant Accounting Policies

  The following are the Company's significant accounting policies with references to notes providing additional information on such policies and critical accounting estimates relating to such policies.

---------------------------------------------------------------------------------------------
Accounting Policy                                                                        Note
---------------------------------------------------------------------------------------------
Insurance                                                                               3
---------------------------------------------------------------------------------------------
Deferred Policy Acquisition Costs, Value of Business Acquired and Other Intangibles     4
---------------------------------------------------------------------------------------------
Reinsurance                                                                             5
---------------------------------------------------------------------------------------------
Investments                                                                             7
---------------------------------------------------------------------------------------------
Derivatives                                                                             8
---------------------------------------------------------------------------------------------
Fair Value                                                                              9
---------------------------------------------------------------------------------------------
Employee Benefit Plans                                                                  14
---------------------------------------------------------------------------------------------
Income Tax                                                                              15
---------------------------------------------------------------------------------------------
Litigation Contingencies                                                                16
---------------------------------------------------------------------------------------------

  Insurance

   Future Policy Benefit Liabilities and Policyholder Account Balances

     The Company establishes liabilities for amounts payable under insurance policies. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid, reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards.
   Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, policy lapse, renewal, retirement, disability incidence, disability terminations, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. These assumptions are established at the time the policy is issued and are intended to estimate the experience for the period the policy benefits are payable. Utilizing these assumptions, liabilities are established on a block of business basis. For long-duration insurance contracts, assumptions such as mortality, morbidity and interest rates are
   "locked in" upon the issuance of new business. However, significant adverse changes in experience on such contracts may require the establishment of premium deficiency reserves. Such reserves are determined based on the then current assumptions and do not include a provision for adverse deviation.

     Premium deficiency reserves may also be established for short-duration contracts to provide for expected future losses. These reserves are based on actuarial estimates of the amount of loss inherent in that period, including losses incurred for which claims have not been reported. The provisions for unreported claims are calculated using studies that measure the historical length of time between the incurred date of a claim and its eventual reporting to the Company. Anticipated investment income is considered in the calculation of premium deficiency losses for short-duration contracts.

     Liabilities for universal and variable life policies with secondary guarantees and paid-up guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the life of the contract based on total expected assessments. The assumptions used in estimating the secondary and paid-up guarantee liabilities are consistent with those used for amortizing deferred policy acquisition costs ("DAC"), and are thus subject to the same variability and risk as further discussed herein. The assumptions of investment performance and volatility for variable products are consistent with historical experience of appropriate underlying equity indices, such as the S&P Global Ratings ("S&P") 500 Index. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

     The Company regularly reviews its estimates of liabilities for future policy benefits and compares them with its actual experience. Differences result in changes to the liability balances with related charges or credits to benefit expenses in the period in which the changes occur.

                                    MLIC-12

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

     Policyholder account balances relate to contracts or contract features where the Company has no significant insurance risk.

     The Company issues directly and assumes through reinsurance variable annuity products with guaranteed minimum benefits that provide the policyholder a minimum return based on their initial deposit adjusted for withdrawals. These guarantees are accounted for as insurance liabilities or as embedded derivatives depending on how and when the benefit is paid.
   Specifically, a guarantee is accounted for as an embedded derivative if a guarantee is paid without requiring (i) the occurrence of a specific insurable event, or (ii) the policyholder to annuitize. Alternatively, a guarantee is accounted for as an insurance liability if the guarantee is paid only upon either (i) the occurrence of a specific insurable event, or
   (ii) annuitization. In certain cases, a guarantee may have elements of both an insurance liability and an embedded derivative and in such cases the guarantee is split and accounted for under both models.

     Guarantees accounted for as insurance liabilities in future policy benefits include guaranteed minimum death benefits ("GMDBs"), the life-contingent portion of guaranteed minimum withdrawal benefits ("GMWBs"), elective annuitizations of guaranteed minimum income benefits ("GMIBs"), and the life contingent portion of GMIBs that require annuitization when the account balance goes to zero.

     Guarantees accounted for as embedded derivatives in policyholder account balances include guaranteed minimum accumulation benefits ("GMABs"), the non-life contingent portion of GMWBs and certain non-life contingent portions of GMIBs. At inception, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

   Other Policy-Related Balances

     Other policy-related balances include policy and contract claims, premiums received in advance, unearned revenue liabilities, obligations assumed under structured settlement assignments, policyholder dividends due and unpaid, and policyholder dividends left on deposit.

     The liability for policy and contract claims generally relates to incurred but not reported ("IBNR") death, disability, and dental claims. In addition, included in other policy-related balances are claims which have been reported but not yet settled for death, disability and dental. The liability for these claims is based on the Company's estimated ultimate cost of settling all claims. The Company derives estimates for the development of
   IBNR claims principally from analyses of historical patterns of claims by business line. The methods used to determine these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.

     The Company accounts for the prepayment of premiums on its individual life, group life and health contracts as premiums received in advance. These amounts are then recognized in premiums when due.

     The unearned revenue liability relates to universal life and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product's estimated gross profits and margins, similar to DAC as discussed further herein. Such amortization is recorded in universal life and investment-type product policy fees.

   Recognition of Insurance Revenues and Deposits

     Premiums related to traditional life and annuity contracts with life contingencies are recognized as revenues when due from policyholders.
   Policyholder benefits and expenses are provided to recognize profits over the estimated lives of the insurance policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into earnings in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

                                    MLIC-13

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

     Premiums related to short-duration non-medical health, disability and accident & health contracts are recognized on a pro rata basis over the applicable contract term.

     Deposits related to universal life and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of fees for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to earnings include interest credited and benefit claims incurred in excess of related policyholder account balances.

     All revenues and expenses are presented net of reinsurance, as applicable.

  Deferred Policy Acquisition Costs, Value of Business Acquired and Other
Intangibles

    The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that are related directly to the successful acquisition or renewal of insurance contracts are capitalized as DAC. Such costs include:

  .   incremental direct costs of contract acquisition, such as commissions;

  .   the portion of an employee's total compensation and benefits related to time spent selling, underwriting or processing the issuance of new and renewal insurance business only with respect to actual policies acquired or renewed; and

  .   other essential direct costs that would not have been incurred had a policy not been acquired or renewed.

    All other acquisition-related costs, including those related to general advertising and solicitation, market research, agent training, product development, unsuccessful sales and underwriting efforts, as well as all indirect costs, are expensed as incurred.

    Value of business acquired ("VOBA") is an intangible asset resulting from a business combination that represents the excess of book value over the estimated fair value of acquired insurance, annuity, and investment-type contracts in-force at the acquisition date. The estimated fair value of the acquired liabilities is based on projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns, nonperformance risk adjustment and other factors. Actual experience with the purchased business may vary from these projections.

    DAC and VOBA are amortized as follows:

 Products:                              In proportion to the following over
                                        estimated lives of the contracts:
 ------------------------------------------------------------------------------
 . Nonparticipating and                   Actual and expected future gross
   non-dividend-paying traditional        premiums
   contracts:
  .  Term insurance
  .  Nonparticipating whole life
     insurance
  .  Traditional group life insurance
  .  Non-medical health insurance
 ------------------------------------------------------------------------------
 . Participating, dividend-paying         Actual and expected future gross
   traditional contracts                  margins
 ------------------------------------------------------------------------------
 . Fixed and variable universal life      Actual and expected future gross
   contracts                              profits
 . Fixed and variable deferred annuity
   contracts
 ------------------------------------------------------------------------------

    See Note 4 for additional information on DAC and VOBA amortization.
  Amortization of DAC and VOBA is included in other expenses.

    The recovery of DAC and VOBA is dependent upon the future profitability of the related business. DAC and VOBA are aggregated on the financial statements for reporting purposes.

    The Company generally has two different types of sales inducements which are included in other assets: (i) the policyholder receives a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's deposit; and (ii) the policyholder receives a higher interest rate using a dollar cost averaging method than would have been received based on the normal general account interest rate credited. The Company

                                    MLIC-14

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

  defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. The amortization of sales inducements is included in policyholder benefits and claims. Each year, or more frequently if circumstances indicate a potential recoverability issue exists, the Company reviews deferred sales inducements ("DSI") to determine the recoverability of the asset.

    Value of distribution agreements acquired ("VODA") is reported in other assets and represents the present value of expected future profits associated with the expected future business derived from the distribution agreements acquired as part of a business combination. Value of customer relationships acquired ("VOCRA") is also reported in other assets and represents the present value of the expected future profits associated with the expected future business acquired through existing customers of the acquired company or business. The VODA and VOCRA associated with past business combinations are amortized over the assets' useful lives ranging from 10 to 30 years and such amortization is included in other expenses. Each year, or more frequently if circumstances indicate a possible impairment exists, the
  Company reviews VODA and VOCRA to determine whether the asset is impaired.

  Reinsurance

    For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. Cessions under reinsurance agreements do not discharge the Company's obligations as the primary insurer. The Company reviews all contractual features, including those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

    For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the reinsurance agreement. The net cost of reinsurance is amortized on a basis consistent with the methodologies and assumptions used for amortizing DAC related to the underlying reinsured contracts. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as ceded (assumed) premiums; and ceded (assumed) premiums, reinsurance and other receivables (future policy benefits) are established.

    For prospective reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) are recorded as ceded (assumed) premiums and ceded (assumed) unearned premiums. Ceded
  (assumed) unearned premiums are reflected as a component of premiums, reinsurance and other receivables (future policy benefits). Such amounts are amortized through earned premiums over the remaining contract period in proportion to the amount of insurance protection provided. For retroactive reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) in excess of the related insurance liabilities ceded (assumed) are recognized immediately as a loss and are reported in the appropriate line item within the statement of operations. Any gain on such retroactive agreement is deferred and is amortized as part of DAC, primarily using the recovery method.

    Amounts currently recoverable under reinsurance agreements are included in premiums, reinsurance and other receivables and amounts currently payable are included in other liabilities. Assets and liabilities relating to reinsurance agreements with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance agreement. In the event that reinsurers do not meet their obligations to the Company under the terms of the reinsurance agreements, reinsurance recoverable balances could become uncollectible. In such instances, reinsurance recoverable balances are stated
  net of allowances for uncollectible reinsurance, consistent with credit loss guidance which requires recording an allowance for credit loss ("ACL").

    The funds withheld liability represents amounts withheld by the Company in accordance with the terms of the reinsurance agreements. The Company withholds the funds rather than transferring the underlying investments and, as a result, records funds withheld liability within other liabilities. The
  Company recognizes interest on funds withheld, included in other expenses, at rates defined by the terms of the agreement which may be contractually specified or directly related to the investment portfolio.
  See "-- Investments -- Other Invested Assets" for information on funds withheld assets.

                                    MLIC-15

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

    Premiums, fees and policyholder benefits and claims include amounts assumed under reinsurance agreements and are net of reinsurance ceded. Amounts received from reinsurers for policy administration are reported in other revenues. With respect to GMIBs, a portion of the directly written GMIBs are accounted for as insurance liabilities, but the associated reinsurance agreements contain embedded derivatives. These embedded derivatives are included in premiums, reinsurance and other receivables with changes in estimated fair value reported in net derivative gains (losses). Certain assumed GMWBs, GMABs and GMIBs are also accounted for as embedded derivatives with changes in estimated fair value reported in net derivative gains
  (losses).

    If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within premiums, reinsurance and other receivables. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate.

  Investments

   Net Investment Income

     Net investment income includes primarily interest income, including amortization of premium and accretion of discount, prepayment fees, dividend income, rental income and equity method income and is net of related investment expenses. Net investment income also includes, to a lesser extent, (i) realized gains (losses) on investments sold or disposed and
   (ii) unrealized gains (losses) recognized in earnings, representing changes in estimated fair value, primarily for fair value option ("FVO") securities
   ("FVO Securities").

   Net Investment Gains (Losses)

     Net investment gains (losses) include primarily (i) realized gains
   (losses) from sales and disposals of investments, which are determined by specific identification, (ii) intent-to-sell impairment losses on fixed maturity securities available-for-sale ("AFS") and impairment losses on all other asset classes, and to a lesser extent, (iii) recognized gains
   (losses). Recognized gains (losses) are primarily comprised of the change in the ACL and unrealized gains (losses) for certain investments for which changes in estimated fair value are recognized in earnings. Changes in the
   ACL includes both (i) provisions for credit loss on fixed maturity securities AFS, mortgage loans and leveraged and direct financing leases and
   (ii) subsequent changes in the ACL. Unrealized gains (losses), representing changes in estimated fair value recognized in earnings, primarily relate to equity securities and certain other limited partnership interests and real estate joint ventures.

     Net investment gains (losses) also include non-investment portfolio gains
   (losses) which do not relate to the performance of the investment portfolio, including gains (losses) from sales and divestitures of businesses and impairment of property, equipment, leasehold improvements and right-of-use
   ("ROU") lease assets.

   Accrued Investment Income

     Accrued investment income is presented separately on the consolidated balance sheet and excluded from the carrying value of the related investments, primarily fixed maturity securities and mortgage loans.

   Fixed Maturity Securities

     The majority of the Company's fixed maturity securities are classified as
   AFS and are reported at their estimated fair value. Changes in the estimated fair value of these securities not recognized in earnings representing unrecognized unrealized investment gains (losses) are recorded as a separate component of other comprehensive income (loss) ("OCI"), net of policy-related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Sales of securities are determined on a specific identification basis.

                                    MLIC-16

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

     Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premium and accretion of discount, and is based on the estimated economic life of the securities, which for mortgage-backed and asset-backed securities considers the estimated timing and amount of prepayments of the underlying loans. See Note 7 "-- Fixed Maturity
   Securities AFS -- Methodology for Amortization of Premium and Accretion of
   Discount on Structured Products." The amortization of premium and accretion of discount also take into consideration call and maturity dates. Generally, the accrual of income is ceased and accrued investment income that is considered uncollectible is recognized as a charge within net investment gains (losses) when securities are impaired.

     The Company periodically evaluates these securities for impairment. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in estimated fair value as described in Note 7 "-- Fixed Maturity Securities
   AFS -- Evaluation of Fixed Maturity Securities AFS for Credit Loss."

     After adoption of credit loss guidance on January 1, 2020, for securities in an unrealized loss position, a credit loss is recognized in earnings within net investment gains (losses) when it is anticipated that the amortized cost, excluding accrued investment income, will not be recovered.
   When either: (i) the Company has the intent to sell the security; or (ii) it is more likely than not that the Company will be required to sell the security before recovery, the reduction of amortized cost and the loss recognized in earnings is the entire difference between the security's amortized cost and estimated fair value. If neither of these conditions exists, the difference between the amortized cost of the security and the present value of projected future cash flows expected to be collected is recognized in earnings as a credit loss by establishing an ACL with a corresponding charge recorded in net investment gains (losses). However, the
   ACL is limited by the amount that the fair value is less than the amortized cost. This limitation is known as the "fair value floor." If the estimated fair value is less than the present value of projected future cash flows expected to be collected, this portion of the decline in value related to other-than-credit factors ("noncredit loss") is recorded in OCI as an unrecognized loss.

     During the year ended December 31, 2019, prior to the adoption of credit loss guidance on January 1, 2020, the Company applied other than temporary impairment ("OTTI") guidance for securities in an unrealized loss position.
   An OTTI was recognized in earnings within net investment gains (losses) when it was anticipated that the amortized cost would not be recovered. When either: (i) the Company had the intent to sell the security, or (ii) it was more likely than not that the Company would be required to sell the security before recovery, the reduction of amortized cost and the OTTI recognized in earnings was the entire difference between the security's amortized cost and estimated fair value. If neither of these conditions existed, the difference between the amortized cost of the security and the present value of projected future cash flows expected to be collected was recognized as a reduction of amortized cost and an OTTI in earnings. If the estimated fair value was less than the present value of projected future cash flows expected to be collected, this portion of OTTI related to noncredit loss was recorded in OCI as an unrecognized loss.

     The credit loss guidance adopted on January 1, 2020, replaced the model for purchased credit impaired ("PCI") fixed maturity securities AFS and financing receivables and requires the establishment of an ACL at acquisition, which is added to the purchase price to establish the initial amortized cost of the investment and is not recognized in earnings.

   Mortgage Loans

     After adoption of credit loss guidance on January 1, 2020, the Company recognizes an ACL in earnings within net investment gains (losses) at time of purchase based on expected lifetime credit loss on financing receivables carried at amortized cost, including, but not limited to, mortgage loans and leveraged and direct financing leases, in an amount that represents the portion of the amortized cost basis of such financing receivables that the
   Company does not expect to collect, resulting in financing receivables being presented at the net amount expected to be collected.

     During the year ended December 31, 2019, prior to the adoption of credit loss guidance on January 1, 2020, the Company applied incurred loss guidance where credit loss was recognized in earnings within net investment gains
   (losses) when incurred (when it was probable, based on current information and events, that all amounts due under the loan agreement would not be collected).

                                    MLIC-17

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

     The Company disaggregates its mortgage loan investments into three portfolio segments: commercial, agricultural and residential. Also included in commercial mortgage loans are revolving line of credit loans collateralized by commercial properties. The accounting policies that are applicable to all portfolio segments are presented below and the accounting policies related to each of the portfolio segments are included in Note 7.

     Mortgage loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, and are net of
   ACL. Interest income and prepayment fees are recognized when earned.
   Interest income is recognized using an effective yield method giving effect to amortization of premium and deferred expenses and accretion of discount and deferred fees.

     The Company ceases to accrue interest when the collection of interest is not considered probable, which is based on a current evaluation of the status of the borrower, including the number of days past due. When a loan is placed on non-accrual status, uncollected past due accrued interest income that is considered uncollectible is charged-off against net investment income. Generally, the accrual of interest income resumes after all delinquent amounts are paid and management believes all future principal and interest payments will be collected. The Company records cash receipts on non-accruing loans in accordance with the loan agreement. The Company records charge-offs of mortgage loan balances not considered collectible upon the realization of a credit loss, for commercial and agricultural mortgage loans typically through foreclosure or after a decision is made to sell a loan, and for residential mortgage loans, typically after considering the individual consumer's financial status. The charge-off is recorded in net investment gains (losses), net of amounts recognized in ACL. Cash recoveries on principal amounts previously charged-off are generally reported in net investment gains (losses).

     Also included in mortgage loans are residential mortgage loans for which the FVO was elected, and which are stated at estimated fair value. Changes in estimated fair value are recognized in net investment income.

     Mortgage loans that are designated as held-for-sale, are carried at the lower of amortized cost or estimated fair value.

   Policy Loans

     Policy loans are stated at unpaid principal balances. Interest income is recognized as earned using the contractual interest rate. Generally, accrued interest is capitalized on the policy's anniversary date. Valuation allowances are not established for policy loans, as they are fully collateralized by the cash surrender value of the underlying insurance policies. Any unpaid principal and accrued interest are deducted from the cash surrender value or the death benefit prior to settlement of the insurance policy.

   Real Estate

     Real estate is stated at cost less accumulated depreciation. Depreciation is recognized on a straight-line basis, without any provision for salvage value, over the estimated useful life of the asset (typically up to 55 years). Rental income is recognized on a straight-line basis over the term of the respective leases. The Company periodically reviews its real estate for impairment and tests for recoverability whenever events or changes in circumstances indicate the carrying value may not be recoverable. Properties whose carrying values are greater than their estimated undiscounted cash flows are written down to their estimated fair value, which is generally computed using the present value of expected future cash flows discounted at a rate commensurate with the underlying risks.

     Real estate for which the Company commits to a plan to sell within one year and actively markets in its current condition for a reasonable price in comparison to its estimated fair value is classified as held-for-sale and is not depreciated. Real estate held-for-sale is stated at the lower of depreciated cost or estimated fair value less expected disposition costs.

   Real Estate Joint Ventures and Other Limited Partnership Interests

     The Company uses the equity method of accounting or the FVO for real estate joint ventures and other limited partnership interests ("investee")
   when it has more than a minor ownership interest or more than a minor influence over the investee's operations but does not hold a controlling financial interest, including when the Company is not deemed the primary beneficiary of a VIE. Under the equity method, the Company recognizes in earnings within net investment

                                    MLIC-18

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

   income its share of the investee's earnings. Contributions paid by the
   Company increase carrying value and distributions received by the Company reduce carrying value. The Company generally recognizes its share of the investee's earnings on a three-month lag in instances where the investee's financial information is not sufficiently timely or when the investee's reporting period differs from the Company's reporting period.

     The Company accounts for its interest in real estate joint ventures and other limited partnership interests in which it has virtually no influence over the investee's operations at estimated fair value. Unrealized gains
   (losses), representing changes in estimated fair value of these investments, are recognized in earnings within net investment gains (losses). Due to the nature and structure of these investments, they do not meet the characteristics of an equity security in accordance with applicable accounting guidance.

     The Company consolidates real estate joint ventures and other limited partnership interests of which it holds a controlling financial interest, or it is deemed the primary beneficiary of a VIE. Assets of certain of these consolidated other limited partnership interests and real estate joint ventures are recorded at estimated fair value. Unrealized gains (losses)
   representing changes in estimated fair value are recognized in net investment income.

     The Company routinely evaluates its equity method investments for impairment. When it is determined an equity method investment has had a loss in value that is other than temporary, it is impaired. Such an impairment is charged to net investment gains (losses).

   Short-term Investments

     Short-term investments include highly liquid securities and other investments with remaining maturities of one year or less, but greater than three months, at the time of purchase. Securities included within short-term investments are stated at estimated fair value, while other investments included within short-term investments are stated at amortized cost less
   ACL, which approximates estimated fair value.

   Other Invested Assets

      Other invested assets consist principally of the following:

   .  Freestanding derivatives with positive estimated fair values which are described in "-- Derivatives" below.

   .  Funds withheld represent a receivable for amounts contractually withheld by ceding companies in accordance with reinsurance agreements. The
      Company recognizes interest on funds withheld at rates defined by the terms of the agreement which may be contractually specified or directly related to the underlying investments.

   .  Tax credit and renewable energy partnerships which derive a significant source of investment return in the form of income tax credits or other tax incentives. Where tax credits are guaranteed by a creditworthy third party, the investment is accounted for under the effective yield method.
      Otherwise, the investment is accounted for under the equity method. See
      Note 15.

   .  Affiliated investments include affiliated loans and affiliated preferred stock. Affiliated loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount. Interest income is recognized using an effective yield method giving effect to amortization of premium and accretion of discount. Affiliated preferred stock is stated at cost.
      Dividends are recognized in net investment income when declared.

   .  Annuities funding structured settlement claims represent annuities funding claims assumed by the Company in its capacity as a structured settlements assignment company. The annuities are stated at their contract value, which represents the present value of the future periodic claim payments to be provided. The net investment income recognized reflects the amortization of discount of the annuity at its implied effective interest rate. See Note 3.

   .  FVO Securities are primarily investments in fixed maturity securities held-for-investment that are managed on a total return basis where the
      FVO has been elected, with changes in estimated fair value included in net investment income.

   .  Leveraged leases net investment is equal to the minimum lease payment receivables plus the unguaranteed residual value, less the unearned income, less ACL and is reported net of non-recourse debt. Income is recognized by applying

                                    MLIC-19

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

      the leveraged lease's estimated rate of return to the net investment in the lease in those periods in which the net investment at the beginning of the period is positive. Leveraged leases derive investment returns in part from their income tax benefit. The Company regularly reviews its minimum lease payment receivables for credit loss and residual value for impairments.

   .  Investments in Federal Home Loan Bank ("FHLB") common stock are carried at redemption value and are considered restricted investments until redeemed by the respective regional FHLBs. Dividends are recognized in net investment income when declared.

   .  Investment in an operating joint venture that engages in insurance underwriting activities is accounted for under the equity method.

   .  Equity securities are reported at their estimated fair value, with changes in estimated fair value included in net investment gains
      (losses). Sales of securities are determined on a specific identification basis. Dividends are recognized in net investment income when declared.

   .  Direct financing leases net investment is equal to the minimum lease payment receivables plus the unguaranteed residual value, less the unearned income, less ACL. Income is determined by applying the pre-tax internal rate of return to the investment balance. The Company regularly reviews its minimum lease payment receivables for credit loss and residual value for impairments.

   Securities Lending Transactions and Repurchase Agreements

     The Company accounts for securities lending transactions and repurchase agreements as financing arrangements and the associated liability is recorded at the amount of cash received. The securities loaned or sold under these agreements are included in invested assets. Income and expenses associated with securities lending transactions and repurchase agreements are recognized as investment income and investment expense, respectively, within net investment income.

   Securities Lending Transactions

     The Company enters into securities lending transactions, whereby securities are loaned to unaffiliated financial institutions. The Company obtains collateral at the inception of the loan, usually cash, in an amount generally equal to 102% of the estimated fair value of the securities loaned, and maintains it at a level greater than or equal to 100% for the duration of the loan. Securities loaned under such transactions may be sold or re-pledged by the transferee. The Company is liable to return to the counterparties the cash collateral received. Security collateral on deposit from counterparties in connection with securities lending transactions may not be sold or re-pledged, unless the counterparty is in default, and is not reflected on the Company's consolidated financial statements. The Company monitors the ratio of the collateral held to the estimated fair value of the securities loaned on a daily basis and additional collateral is obtained as necessary throughout the duration of the loan.

   Repurchase Agreements

     The Company participates in short-term repurchase agreements with unaffiliated financial institutions. Under these agreements, the Company sells securities and receives cash in an amount generally equal to 85% to
   100% of the estimated fair value of the securities sold at the inception of the transaction, with a simultaneous agreement to repurchase such securities at a future date or on demand in an amount equal to the cash initially received plus interest. The Company monitors the ratio of the cash held to the estimated fair value of the securities sold throughout the duration of the transaction and additional cash or securities are obtained as necessary.
   Securities sold under such transactions may be sold or re-pledged by the transferee.

  Derivatives

   Freestanding Derivatives

     Freestanding derivatives are carried on the Company's balance sheet either as assets within other invested assets or as liabilities within other liabilities at estimated fair value. The Company does not offset the estimated fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement.

                                    MLIC-20

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

     Accruals on derivatives are generally recorded in accrued investment income or within other liabilities. However, accruals that are not scheduled to settle within one year are included with the derivative's carrying value in other invested assets or other liabilities.

      If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are reported in net derivative gains (losses) except as follows:

Statement of Operations Presentation:  Derivative:
--------------------------------------------------------------------------------------------------------
Policyholder benefits and claims       Economic hedges of variable annuity guarantees included in future policy benefits
--------------------------------------------------------------------------------------------------------
Net investment income                  Economic hedges of equity method investments in joint ventures
                                       Economic hedges of FVO Securities which are linked to equity indices
--------------------------------------------------------------------------------------------------------

   Hedge Accounting

      To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge. Hedge designation and financial statement presentation of changes in estimated fair value of the hedging derivatives are as follows:

  .   Fair value hedge - a hedge of the estimated fair value of a recognized asset or liability - in the same line item as the earnings effect of the hedged item. The carrying value of the hedged recognized asset or liability is adjusted for changes in its estimated fair value due to the hedged risk.

  .   Cash flow hedge - a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability - in OCI and reclassified into the statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item.

     The changes in estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported on the statement of operations within interest income or interest expense to match the location of the hedged item.

     In its hedge documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and at least quarterly throughout the life of the designated hedging relationship. Assessments of hedge effectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.

     The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; or (iv) the derivative is de-designated as a hedging instrument.

     When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item, the derivative continues to be carried on the balance sheet at its estimated fair value, with changes in estimated fair value recognized in net derivative gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its estimated fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item.
   Provided the hedged forecasted transaction is still probable of occurring, the changes in estimated fair value of derivatives recorded in OCI related to discontinued cash flow hedges are released into the statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item.

                                    MLIC-21

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

     When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur on the anticipated date or within two months of that date, the derivative continues to be carried on the balance sheet at its estimated fair value, with changes in estimated fair value recognized currently in net derivative gains (losses). Deferred gains and losses of a derivative recorded in OCI pursuant to the discontinued cash flow hedge of a forecasted transaction that is no longer probable of occurring are recognized immediately in net investment gains
   (losses).

      In all other situations in which hedge accounting is discontinued, the derivative is carried at its estimated fair value on the balance sheet, with changes in its estimated fair value recognized in the current period as net derivative gains (losses).

   Embedded Derivatives

      The Company issues certain products, which include variable annuities, and investment contracts and is a party to certain reinsurance agreements that have embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated.
   The embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative if:

   .  the combined instrument is not accounted for in its entirety at estimated fair value with changes in estimated fair value recorded in earnings;

   .  the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract; and

   .  a separate instrument with the same terms as the embedded derivative would qualify as a derivative instrument.

      Such embedded derivatives are carried on the balance sheet at estimated fair value with the host contract and changes in their estimated fair value are generally reported in net derivative gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income. Additionally, the Company may elect to carry an entire contract on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income if that contract contains an embedded derivative that requires bifurcation. At inception, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. Any additional fees represent
   "excess" fees and are reported in universal life and investment-type product policy fees.

  Fair Value

    Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In most cases, the exit price and the transaction (or entry) price will be the same at initial recognition.

    Subsequent to initial recognition, fair values are based on unadjusted quoted prices for identical assets or liabilities in active markets that are readily and regularly obtainable. When such unadjusted quoted prices are not available, estimated fair values are based on quoted prices in markets that are not active, quoted prices for similar but not identical assets or liabilities, or other observable inputs. If these inputs are not available, or observable inputs are not determinable, unobservable inputs and/or adjustments to observable inputs requiring significant management judgment are used to determine the estimated fair value of assets and liabilities.
  These unobservable inputs can be based on management's judgment, assumptions or estimation and may not be observable in market activity. Unobservable inputs are based on management's assumptions about the inputs market participants would use in pricing the assets.

  Employee Benefit Plans

    The Company sponsors a U.S. nonqualified defined benefit pension plan covering MetLife employees who meet specified eligibility requirements of the sponsor and its participating affiliates. A December 31 measurement date is used for the Company's defined benefit pension plan.

                                    MLIC-22

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

    The Company recognizes the funded status of its defined benefit pension plan, measured as the difference between the fair value of plan assets and the benefit obligation, which is the projected benefit obligation ("PBO") for pension benefits.

    Actuarial gains and losses result from differences between the plan's actual experience and the assumed experience on PBO during a particular period and are recorded in accumulated OCI ("AOCI"). To the extent such gains and losses exceed 10% of the PBO, the excess is amortized into net periodic benefit costs, generally over the average projected future service years of the active employees. In addition, prior service costs (credit) are recognized in AOCI at the time of the amendment and then amortized to net periodic benefit costs over the average projected future service years of the active employees.

    Net periodic benefit costs are determined using management's estimates and actuarial assumptions and are comprised of service cost, interest cost, settlement and curtailment costs, amortization of net actuarial (gains)
  losses, and amortization of prior service costs (credit).

    The Company sponsors a nonqualified defined contribution plan for all
  MetLife employees who qualify. This nonqualified defined contribution plan provides supplemental benefits in excess of limits applicable to a qualified plan which is sponsored by an affiliate.

  Income Tax

    Metropolitan Life Insurance Company and its includable subsidiaries join with MetLife, Inc. and its includable subsidiaries in filing a consolidated
  U.S. life insurance and non-life insurance federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended. Current taxes (and the benefits of tax attributes such as losses)
  are allocated to Metropolitan Life Insurance Company and its includable subsidiaries under the consolidated tax return regulations and a tax sharing agreement. Under the consolidated tax return regulations, MetLife, Inc. has elected the "percentage method" (and 100% under such method) of reimbursing companies for tax attributes, e.g., net operating losses. As a result, 100%
  of tax attributes are reimbursed by MetLife, Inc. to the extent that consolidated federal income tax of the consolidated federal tax return group is reduced in a year by tax attributes. On an annual basis, each of the profitable subsidiaries pays to MetLife, Inc. the federal income tax which it would have paid based upon that year's taxable income. If Metropolitan Life
  Insurance Company or its includable subsidiaries have current or prior deductions and credits (including but not limited to losses) which reduce the consolidated tax liability of the consolidated federal tax return group, the deductions and credits are characterized as realized (or realizable) by
  Metropolitan Life Insurance Company and its includable subsidiaries when those tax attributes are realized (or realizable) by the consolidated federal tax return group, even if Metropolitan Life Insurance Company or its includable subsidiaries would not have realized the attributes on a stand-alone basis under a "wait and see" method.

    The Company's accounting for income taxes represents management's best estimate of various events and transactions.

    Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

    The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established against deferred tax assets when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Significant judgment is required in determining whether valuation allowances should be established, as well as the amount of such allowances. When making such determination, the Company considers many factors, including:

  .   the nature, frequency, and amount of cumulative financial reporting income and losses in recent years;

  .   the jurisdiction in which the deferred tax asset was generated;

  .   the length of time that carryforward can be utilized in the various taxing jurisdictions;

  .   future taxable income exclusive of reversing temporary differences and carryforwards;

                                    MLIC-23

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

  .   future reversals of existing taxable temporary differences;

  .   taxable income in prior carryback years; and

  .   tax planning strategies.

    The Company may be required to change its provision for income taxes when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, the effect of changes in tax laws, tax regulations, or interpretations of such laws or regulations, is recognized in net income tax expense (benefit) in the period of change.

    The Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded on the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.

    The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax expense.

    In December 2017, H.R. 1, commonly referred to as the Tax Cuts and Jobs Act of 2017 ("U.S. Tax Reform") was signed into law. See Note 15 for additional information on U.S. Tax Reform.

  Litigation Contingencies

    The Company is a defendant in a large number of litigation matters and is involved in a number of regulatory investigations. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Except as otherwise disclosed in
  Note 16, legal costs are recognized as incurred. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected on the Company's consolidated financial statements.

  Other Accounting Policies

   Stock-Based Compensation

     The Company does not issue any awards payable in its common stock or options to purchase its common stock. MetLife, Inc. grants certain employees stock-based compensation awards under various plans subject to vesting conditions. In accordance with a services agreement with an affiliate, the
   Company bears a proportionate share of stock-based compensation expense. The
   Company's expense related to stock-based compensation included in other expenses was $59 million, $44 million and $57 million for the years ended
   December 31, 2021, 2020 and 2019, respectively.

   Cash and Cash Equivalents

     The Company considers highly liquid securities and other investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents. Securities included within cash equivalents are stated at estimated fair value, while other investments included within cash equivalents are stated at amortized cost, which approximates estimated fair value.

   Property, Equipment and Leasehold Improvements

     Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using the straight-line method over the estimated useful lives of the assets, as appropriate. The estimated life is generally 40 years for company occupied real estate property, from one to
   25 years for leasehold improvements, and from three to seven years for all other property and equipment. The cost basis of the property, equipment and leasehold improvements was $852 million and $856 million at December 31,
   2021 and 2020, respectively. Accumulated depreciation and amortization of property, equipment and leasehold improvements was $695 million and
   $657 million at December 31, 2021 and 2020, respectively.

                                    MLIC-24

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

   Leases

     The Company, as lessee, has entered into various lease and sublease agreements for office space and equipment. At contract inception, the
   Company determines that an arrangement contains a lease if the contract conveys the right to control the use of an identified asset for a period of time in exchange for consideration. For contracts that contain a lease, the
   Company recognizes the ROU asset in other assets and the lease liability in other liabilities. The Company evaluates whether a ROU asset is impaired when events or changes in circumstances indicate that its carrying amount may not be recoverable. Leases with an initial term of 12 months or less are not recorded on the balance sheet and the associated lease costs are recorded as an expense on a straight-line basis over the lease term.

     ROU assets represent the Company's right to use an underlying asset for the lease term and lease liabilities represent the Company's obligation to make lease payments arising from the lease. ROU assets and lease liabilities are determined using the Company's incremental borrowing rate based upon information available at commencement date to recognize the present value of lease payments over the lease term. ROU assets also include lease payments and excludes lease incentives. Lease terms may include options to extend or terminate the lease and are included in the lease measurement when it is reasonably certain that the Company will exercise that option.

     The Company has lease agreements with lease and non-lease components. The
   Company does not separate lease and non-lease components and accounts for these items as a single lease component for all asset classes.

     The majority of the Company's leases and subleases are operating leases related to office space. The Company recognizes lease expense for operating leases on a straight-line basis over the lease term.

   Other Revenues

     Other revenues primarily include fees related to service contracts from customers for prepaid legal plans, administrative services-only contracts, and recordkeeping and related services. Substantially all of the revenue from the services is recognized over time as the applicable services are provided or are made available to the customers. The revenue recognized includes variable consideration to the extent it is probable that a significant reversal will not occur. In addition to the service fees, other revenues also include certain stable value fees and reinsurance ceded. These fees are recognized as earned.

   Policyholder Dividends

     Policyholder dividends are approved annually by Metropolitan Life
   Insurance Company's Board of Directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by Metropolitan Life
   Insurance Company.

   Foreign Currency

     Assets, liabilities and operations of foreign affiliates and subsidiaries are recorded based on the functional currency of each entity. The determination of the functional currency is made based on the appropriate economic and management indicators. The local currencies of foreign operations are the functional currencies. Assets and liabilities of foreign affiliates and subsidiaries are translated from the functional currency to
   U.S. dollars at the exchange rates in effect at each year-end and revenues and expenses are translated at the average exchange rates during the year.
   The resulting translation adjustments are charged or credited directly to
   OCI, net of applicable taxes. Gains and losses from foreign currency transactions, including the effect of re-measurement of monetary assets and liabilities to the appropriate functional currency, are reported as part of net investment gains (losses) in the period in which they occur.

   Goodwill

     Goodwill represents the future economic benefits arising from net assets acquired in a business combination that are not individually identified and recognized. Goodwill is calculated as the excess of cost over the estimated fair value of such net assets acquired, is not amortized, and is tested for impairment based on a fair value approach at least annually, or more frequently if events or circumstances indicate that there may be justification for conducting an interim test. The

                                    MLIC-25

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

   Company performs its annual goodwill impairment testing during the third quarter based upon data as of the close of the second quarter. Goodwill associated with a business acquisition is not tested for impairment during the year the business is acquired unless there is a significant identified impairment event.

     The impairment test is performed at the reporting unit level, which is the operating segment or a business one level below the operating segment, if discrete financial information is prepared and regularly reviewed by management at that level. For purposes of goodwill impairment testing, if the carrying value of a reporting unit exceeds its estimated fair value, an impairment charge would be recognized for the amount by which the carrying value exceeds the reporting unit's fair value; however, the loss recognized would not exceed the total amount of goodwill allocated to that reporting unit. Additionally, the Company will consider income tax effects from any tax deductible goodwill on the carrying value of the reporting unit when measuring the goodwill impairment loss, if applicable.

     On an ongoing basis, the Company evaluates potential triggering events that may affect the estimated fair value of the Company's reporting units to assess whether any goodwill impairment exists. Deteriorating or adverse market conditions for certain reporting units may have a significant impact on the estimated fair value of these reporting units and could result in future impairments of goodwill.

     For the 2021 annual goodwill impairment tests, the Company concluded that goodwill was not impaired. The goodwill balance was $86 million in the U.S.
   segment at both December 31, 2021 and 2020. The goodwill balance was $31 million in the MetLife Holdings segment at both December 31, 2021 and 2020.

Recent Accounting Pronouncements

  Changes to GAAP are established by the Financial Accounting Standards Board
("FASB") in the form of accounting standards update ("ASUs") to the FASB
Accounting Standards Codification. The Company considers the applicability and impact of all ASUs. The following tables provide a description of ASUs recently issued by the FASB and the impact of their adoption on the Company's consolidated financial statements.

  Adopted Accounting Pronouncements

    The table below describes the impacts of the ASUs adopted by the Company, effective January 1, 2021.

      Standard                      Description                  Effective Date and       Impact on Financial Statements
                                                                 Method of Adoption
-----------------------------------------------------------------------------------------------------------------------------
ASU 2020-04,          The guidance provides optional           Effective for contract  The guidance has reduced the
Reference Rate        expedients and exceptions for applying   modifications made      operational and financial impacts of
Reform (Topic 848):   GAAP to contracts, hedging               between March 12,       contract modifications that replace a
Facilitation of the   relationships and other transactions     2020 and                reference rate, such as London
Effects of Reference  affected by reference rate reform if     December 31, 2022.      Interbank Offered Rate ("LIBOR"),
Rate Reform on        certain criteria are met. The                                    affected by reference rate reform.
Financial Reporting;  expedients and exceptions provided by                            Contract modifications for invested
as clarified and      the amendments do not apply to contract                          assets and derivative instruments
amended by ASU        modifications made and hedging                                   have occurred during 2021 and are
2021-01, Reference    relationships entered into or evaluated                          expected to continue into 2022.
Rate Reform (Topic    after December 31, 2022, with certain                            Based on actions taken to date, the
848): Scope           exceptions. ASU 2021-01 amends the                               adoption of the guidance has not had
                      scope of the recent reference rate                               a material impact on the Company's
                      reform guidance. New optional                                    consolidated financial statements.
                      expedients allow derivative instruments                          The Company does not expect the
                      impacted by changes in the interest                              adoption of this guidance to have a
                      rate used for margining, discounting,                            material ongoing impact and will
                      or contract price alignment to qualify                           continue to evaluate the impacts of
                      for certain optional relief.                                     reference rate reform on contract
                                                                                       modifications and hedging
                                                                                       relationships through December 31,
                                                                                       2022.

                                    MLIC-26

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

      Standard                       Description                 Effective Date and      Impact on Financial Statements
                                                                 Method of Adoption
---------------------------------------------------------------------------------------------------------------------------
ASU 2019-12,           The guidance simplifies the accounting   January 1, 2021. The  The adoption of the guidance did not
Income Taxes (Topic    for income taxes by removing certain     Company adopted,      have a material impact on the
740): Simplifying the  exceptions to the tax accounting         using a prospective   Company's consolidated financial
Accounting for         guidance and providing clarification to  approach.             statements.
Income Taxes           other specific tax accounting guidance
                       to eliminate variations in practice.
                       Specifically, it removes the exceptions
                       related to the a) incremental approach
                       for intraperiod tax allocation when
                       there is a loss from continuing
                       operations and income or a gain from
                       other items, b) recognition of a
                       deferred tax liability when foreign
                       investment ownership changes from
                       equity method investment to
                       consolidated subsidiary and vice versa
                       and c) use of interim period tax
                       accounting for year-to-date losses that
                       exceed anticipated losses. The guidance
                       also simplifies the application of the
                       income tax guidance for franchise taxes
                       that are partially based on income and
                       the accounting for tax law changes
                       during interim periods, clarifies the
                       accounting for transactions that result
                       in a step-up in tax basis of goodwill,
                       provides for the option to elect
                       allocation of consolidated income taxes
                       to entities disregarded by taxing
                       authorities for their stand-alone
                       reporting, and requires that an entity
                       reflect the effect of an enacted change
                       in tax laws or rates in the annual
                       effective tax rate computation in the
                       interim period that includes the
                       enactment date.
---------------------------------------------------------------------------------------------------------------------------

Future Adoption of Accounting Pronouncements

  ASUs not listed below were assessed and either determined to be not applicable or are not expected to have a material impact on the Company's consolidated financial statements or disclosures. ASUs issued but not yet adopted as of December 31, 2021 that are currently being assessed and may or may not have a material impact on the Company's consolidated financial statements or disclosures are summarized in the table below.

     Standard                      Description                  Effective Date and        Impact on Financial Statements
                                                                Method of Adoption
-----------------------------------------------------------------------------------------------------------------------------
ASU 2018-12,         The guidance (i) prescribes the          January 1, 2023, to be   The Company's implementation
Financial Services-- discount rate to be used in measuring    applied retrospectively  efforts and the evaluation of the
Insurance (Topic     the liability for future policy          to January 1, 2021       impacts of the guidance continue to
944): Targeted       benefits for traditional and limited     (with early adoption     progress. Given the nature and extent
Improvements to the  payment long-duration contracts, and     permitted).              of the required changes to a
Accounting for Long- requires assumptions for those                                    significant portion of the Company's
Duration Contracts,  liability valuations to be updated                                operations, the adoption of this
as amended by ASU    after contract inception, (ii) requires                           guidance is expected to have a
2019-09, Financial   more market-based product guarantees on                           material impact on its financial
Services--Insurance  certain separate account and other                                position, results of operations, and
(Topic 944):         account balance long-duration contracts                           disclosures, as well as systems,
Effective Date, as   to be accounted for at fair value,                                processes, and controls.
amended by ASU       (iii) simplifies the amortization of                              The Company expects to adopt the
2020-11, Financial   DAC for virtually all long-duration                               guidance effective January 1, 2023.
Services--Insurance  contracts, and (iv) introduces certain                            The modified retrospective approach
(Topic 944):         financial statement presentation                                  will be used, except in regard to
Effective Date and   requirements, as well as significant                              market risk benefits where the
Early Application    additional quantitative and qualitative                           Company will use the full
                     disclosures. The amendments in ASU                                retrospective approach.
                     2019-09 defer the effective date of ASU                           The Company has created a
                     2018-12 to January 1, 2022 for all                                governance framework and is
                     entities, and the amendments in ASU                               managing a detailed implementation
                     2020-11 further defer the effective                               plan to support timely application of
                     date of ASU 2018-12 for an additional                             the guidance. The Company has
                     year to January 1, 2023 for all                                   made progress and continues to
                     entities.                                                         refine key accounting policy
                                                                                       decisions, technology solutions and
                                                                                       internal controls. These activities
                                                                                       include, but are not limited to,
                                                                                       modifications of actuarial valuation,
                                                                                       accounting and financial reporting
                                                                                       processes and systems including
                                                                                       internal controls.

                                    MLIC-27

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

      Standard                     Description                  Effective Date and          Impact on Financial Statements
                                                                Method of Adoption
---------------------------------------------------------------------------------------------------------------------------------
                                                                                      The most significant transition impacts
                                                                                      are expected to be from: (i) the
                                                                                      requirement to account for variable
                                                                                      annuity guarantees as market risk
                                                                                      benefits measured at fair value, (except
                                                                                      for the changes in fair value already
                                                                                      recognized under an existing accounting
                                                                                      model) and (ii) adjustments to AOCI for
                                                                                      the change in the current discount rate
                                                                                      to be used in measuring the liability for
                                                                                      future policy benefits for traditional and
                                                                                      limited payment contracts and the
                                                                                      removal of shadow account balances
                                                                                      associated with long-duration products.
                                                                                      Based on factors such as: (i) the
                                                                                      measurement of market risk benefits at
                                                                                      fair value; and (ii) the difference
                                                                                      between the discount rate currently used
                                                                                      for measuring the liability for future
                                                                                      policy benefits for traditional and
                                                                                      limited payment contracts compared to
                                                                                      the observed upper medium grade
                                                                                      investment yield at the date of transition
                                                                                      for this guidance, the Company's
                                                                                      expected impact of adopting this
                                                                                      guidance is anticipated to result in a
                                                                                      reduction of total equity. The Company
                                                                                      continues to evaluate the impact of the
                                                                                      guidance on its consolidated financial
                                                                                      statements.
---------------------------------------------------------------------------------------------------------------------------------
ASU 2021-10,          The guidance requires entities to       Annual periods          The Company is currently evaluating the
Government            provide annual disclosures about        beginning January 1,    impact of the guidance on its annual
Assistance (Topic     transactions with a government that     2022, to be applied     disclosures to be included in its 2022
832): Disclosures by  are accounted for by applying a grant   prospectively (with     consolidated financial statements.
Business Entities     or contribution accounting model by     early adoption
about Government      analogy and can include tax credits     permitted).
Assistance            and other forms of government
                      assistance. Entities are required to
                      disclose information about (i) the
                      nature of the transactions and the
                      related accounting policy used to
                      account for the transactions; (ii) the
                      line items on the balance sheet and
                      income statement that are affected by
                      the transactions, including the
                      associated amounts; and (iii) the
                      significant terms and conditions of
                      the transactions, including
                      commitments and contingencies.
---------------------------------------------------------------------------------------------------------------------------------
ASU 2021-08,          The guidance indicates how to           January 1, 2023, to be  The Company is currently evaluating
Business              determine whether a contract liability  applied prospectively   the impact of the guidance on its
Combinations (Topic   is recognized by the acquirer in a      (with early adoption    consolidated financial statements.
805): Accounting for  business combination and provides       permitted).
Contract Assets and   specific guidance on how to recognize
Contract Liabilities  and measure acquired contract assets
from Contracts with   and contract liabilities from revenue
Customers             contracts in a business combination.

                                    MLIC-28

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

2. Segment Information

  The Company is organized into two segments: U.S. and MetLife Holdings. In addition, the Company reports certain of its results of operations in
Corporate & Other.

U.S.

  The U.S. segment offers a broad range of protection products and services aimed at serving the financial needs of customers throughout their lives. These products are sold to corporations and their respective employees, other institutions and their respective members, as well as individuals. The U.S.
segment is organized into two businesses: Group Benefits and Retirement and
Income Solutions ("RIS").

 .   The Group Benefits business offers products such as term, variable and universal life insurance, dental, group and individual disability and accident & health insurance.

 .   The RIS business offers a broad range of life and annuity-based insurance and investment products, including stable value and pension risk transfer products, institutional income annuities, structured settlements, benefit funding solutions and capital markets investment products.

MetLife Holdings

  The MetLife Holdings segment consists of operations relating to products and businesses that the Company no longer actively markets. These include variable, universal, term and whole life insurance, variable, fixed and index-linked annuities, and long-term care insurance.

Corporate & Other

  Corporate & Other contains various start-up, developing and run-off businesses, including the Company's ancillary non-U.S. operations. Also included in Corporate & Other are: the excess capital, as well as certain charges and activities, not allocated to the segments (including enterprise-wide strategic initiative restructuring charges), interest expense related to the majority of the Company's outstanding debt, expenses associated with certain legal proceedings and income tax audit issues, and the elimination of intersegment amounts (which generally relate to affiliated reinsurance and intersegment loans, bearing interest rates commensurate with related borrowings).

Financial Measures and Segment Accounting Policies

  Adjusted earnings is used by management to evaluate performance and allocate resources. Consistent with GAAP guidance for segment reporting, adjusted earnings is also the Company's GAAP measure of segment performance and is reported below. Adjusted earnings should not be viewed as a substitute for net income (loss). The Company believes the presentation of adjusted earnings, as the Company measures it for management purposes, enhances the understanding of its performance by highlighting the results of operations and the underlying profitability drivers of the business.

  Adjusted earnings is defined as adjusted revenues less adjusted expenses, net of income tax.

  The financial measures of adjusted revenues and adjusted expenses focus on the Company's primary businesses principally by excluding the impact of market volatility, which could distort trends, and revenues and costs related to non-core products and certain entities required to be consolidated under GAAP.
Also, these measures exclude results of discontinued operations under GAAP and other businesses that have been or will be sold or exited by MLIC but do not meet the discontinued operations criteria under GAAP and are referred to as divested businesses. Divested businesses also include the net impact of transactions with exited businesses that have been eliminated in consolidation under GAAP and costs relating to businesses that have been or will be sold or exited by MLIC that do not meet the criteria to be included in results of discontinued operations under GAAP. Adjusted revenues also excludes net investment gains (losses) and net derivative gains (losses).

  The following additional adjustments are made to revenues, in the line items indicated, in calculating adjusted revenues:

 .   Universal life and investment-type product policy fees excludes the amortization of unearned revenue related to net investment gains (losses)
     and net derivative gains (losses) and certain variable annuity GMIB fees
     ("GMIB fees"); and

 .   Net investment income: (i) includes adjustments for earned income on derivatives and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments, but do not qualify for hedge

                                    MLIC-29

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

2. Segment Information (continued)

     accounting treatment, (ii) excludes post-tax adjusted earnings adjustments relating to insurance joint ventures accounted for under the equity method, (iii) excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP and (iv) includes distributions of profits from certain other limited partnership interests that were previously accounted for under the cost method, but are now accounted for at estimated fair value, where the change in estimated fair value is recognized in net investment gains (losses) under GAAP.

  The following additional adjustments are made to expenses, in the line items indicated, in calculating adjusted expenses:

 .   Policyholder benefits and claims and policyholder dividends excludes:
     (i) amortization of basis adjustments associated with de-designated fair value hedges of future policy benefits, (ii) changes in the policyholder dividend obligation related to net investment gains (losses) and net derivative gains (losses), (iii) amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets and other pass-through adjustments,
     (iv) benefits and hedging costs related to GMIBs ("GMIB costs") and
     (v) market value adjustments associated with surrenders or terminations of contracts ("Market value adjustments");

 .   Interest credited to policyholder account balances includes adjustments for earned income on derivatives and amortization of premium on derivatives that are hedges of policyholder account balances but do not qualify for hedge accounting treatment;

 .   Amortization of DAC and VOBA excludes amounts related to: (i) net investment gains (losses) and net derivative gains (losses), (ii) GMIB fees and GMIB costs and (iii) Market value adjustments;

 .   Interest expense on debt excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP; and

 .   Other expenses excludes: (i) noncontrolling interests, (ii) acquisition, integration and other costs, and (iii) goodwill impairments.

  The tax impact of the adjustments mentioned above are calculated net of the
U.S. or foreign statutory tax rate, which could differ from the Company's effective tax rate. Additionally, the provision for income tax (expense)
benefit also includes the impact related to the timing of certain tax credits, as well as certain tax reforms.

  Set forth in the tables below is certain financial information with respect to the Company's segments, as well as Corporate & Other, for the years ended
December 31, 2021, 2020 and 2019 and at December 31, 2021 and 2020. The segment accounting policies are the same as those used to prepare the Company's consolidated financial statements, except for adjusted earnings adjustments as defined above. In addition, segment accounting policies include the method of capital allocation described below.

  Economic capital is an internally developed risk capital model, the purpose of which is to measure the risk in the business and to provide a basis upon which capital is deployed. The economic capital model accounts for the unique and specific nature of the risks inherent in MetLife's and the Company's businesses.

  MetLife's economic capital model, coupled with considerations of local capital requirements, aligns segment allocated equity with emerging standards and consistent risk principles. The model applies statistics-based risk evaluation principles to the material risks to which the Company is exposed.
These consistent risk principles include calibrating required economic capital shock factors to a specific confidence level and time horizon while applying an industry standard method for the inclusion of diversification benefits among risk types. MetLife's management is responsible for the ongoing production and enhancement of the economic capital model and reviews its approach periodically to ensure that it remains consistent with emerging industry practice standards.

  Segment net investment income is credited or charged based on the level of allocated equity; however, changes in allocated equity do not impact the
Company's consolidated net investment income, net income (loss) or adjusted earnings.

  Net investment income is based upon the actual results of each segment's specifically identifiable investment portfolios adjusted for allocated equity.
Other costs are allocated to each of the segments based upon: (i) a review of the nature of such costs; (ii) time studies analyzing the amount of employee compensation costs incurred by each segment; and (iii) cost estimates included in the Company's product pricing.

                                    MLIC-30

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

2. Segment Information (continued)

                                                         MetLife      Corporate                                  Total
Year Ended December 31, 2021                 U.S.        Holdings      & Other        Total      Adjustments  Consolidated
---------------------------------------  ------------  ------------ ------------  ------------  ------------  ------------
                                                                           (In millions)
Revenues
Premiums................................  $    23,466   $     2,725  $        --   $    26,191   $        --   $    26,191
Universal life and investment-type
 product policy fees....................        1,101           881           --         1,982            80         2,062
Net investment income (1)...............        7,249         5,833          (17)       13,065          (579)       12,486
Other revenues..........................          861           243          512         1,616            --         1,616
Net investment gains (losses)...........           --            --           --            --           652           652
Net derivative gains (losses)...........           --            --           --            --          (964)         (964)
                                         ------------  ------------ ------------  ------------  ------------  ------------
 Total revenues.........................       32,677         9,682          495        42,854          (811)       42,043
                                         ------------  ------------ ------------  ------------  ------------  ------------
Expenses
Policyholder benefits and claims and
 policyholder dividends.................       24,504         5,281           --        29,785           366        30,151
Interest credited to policyholder
 account balances.......................        1,362           666            1         2,029            (2)        2,027
Capitalization of DAC...................          (59)            1           (6)          (64)           --           (64)
Amortization of DAC and VOBA............           56           171           --           227            32           259
Interest expense on debt................            6             5           85            96            --            96
Other expenses..........................        3,266           839        1,230         5,335            (9)        5,326
                                         ------------  ------------ ------------  ------------  ------------  ------------
 Total expenses.........................       29,135         6,963        1,310        37,408           387        37,795
                                         ------------  ------------ ------------  ------------  ------------  ------------
Provision for income tax expense
 (benefit)..............................          738           551         (518)          771          (241)          530
                                         ------------  ------------ ------------  ------------                ------------
 Adjusted earnings......................  $     2,804   $     2,168  $      (297)        4,675
                                         ============  ============ ============
Adjustments to:
Total revenues..........................                                                  (811)
Total expenses..........................                                                  (387)
Provision for income tax (expense)
 benefit................................                                                   241
                                                                                  ------------
 Net income (loss)......................                                           $     3,718                 $     3,718
                                                                                  ============                ============

                                                         MetLife      Corporate
At December 31, 2021                         U.S.        Holdings      & Other        Total
---------------------------------------  ------------- ------------- ------------ -------------
                                                             (In millions)
Total assets............................  $    256,381  $    161,614  $    28,562  $    446,557
Separate account assets.................  $     77,130  $     46,721  $        --  $    123,851
Separate account liabilities............  $     77,130  $     46,721  $        --  $    123,851

--------
(1) Net investment income from equity method investments represents 22% and 27%
    of segment net investment income for the U.S. and MetLife Holdings segments, respectively.

                                    MLIC-31

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

2. Segment Information (continued)

                                                            MetLife       Corporate                                  Total
For the Year Ended December 31, 2020            U.S.        Holdings       & Other        Total      Adjustments  Consolidated
------------------------------------------- ------------  ------------  ------------  ------------  ------------  ------------
                                                                               (In millions)
Revenues
Premiums...................................  $    17,778   $     2,962   $         1   $    20,741   $        --   $    20,741
Universal life and investment-type product
 policy fees...............................        1,044           868            --         1,912            84         1,996
Net investment income (1)..................        6,348         4,616          (136)       10,828          (578)       10,250
Other revenues.............................          857           224           580         1,661            --         1,661
Net investment gains (losses)..............           --            --            --            --           (73)          (73)
Net derivative gains (losses)..............           --            --            --            --           738           738
                                            ------------  ------------  ------------  ------------  ------------  ------------
  Total revenues...........................       26,027         8,670           445        35,142           171        35,313
                                            ------------  ------------  ------------  ------------  ------------  ------------
Expenses
Policyholder benefits and claims and
 policyholder dividends....................       17,821         5,669            --        23,490           485        23,975
Interest credited to policyholder account
 balances..................................        1,569           687            --         2,256            (9)        2,247
Capitalization of DAC......................          (49)           (2)           --           (51)           --           (51)
Amortization of DAC and VOBA...............           56           290            --           346            60           406
Interest expense on debt...................            7             6            86            99            --            99
Other expenses.............................        3,085           801           666         4,552             7         4,559
                                            ------------  ------------  ------------  ------------  ------------  ------------
  Total expenses...........................       22,489         7,451           752        30,692           543        31,235
                                            ------------  ------------  ------------  ------------  ------------  ------------
Provision for income tax expense
 (benefit).................................          752           236          (376)          612           (78)          534
                                            ------------  ------------  ------------  ------------                ------------
  Adjusted earnings........................  $     2,786   $       983   $        69         3,838
                                            ============  ============  ============
Adjustments to:
Total revenues.............................                                                    171
Total expenses.............................                                                   (543)
Provision for income tax (expense)
 benefit...................................                                                     78
                                                                                      ------------
  Net income (loss)........................                                            $     3,544                 $     3,544
                                                                                      ============                ============

                                                         MetLife      Corporate
At December 31, 2020                         U.S.        Holdings      & Other        Total
---------------------------------------  ------------- ------------- ------------ -------------
                                                             (In millions)
Total assets............................  $    262,478  $    164,956  $    30,173  $    457,607
Separate account assets.................  $     81,866  $     46,780  $        --  $    128,646
Separate account liabilities............  $     81,866  $     46,780  $        --  $    128,646

--------
(1) Net investment income from equity method investments represents 5% and 6%
    of segment net investment income for the U.S. and MetLife Holdings segments, respectively.

                                    MLIC-32

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

2. Segment Information (continued)

                                                            MetLife      Corporate                                  Total
For the Year Ended December 31, 2019            U.S.        Holdings      & Other        Total      Adjustments  Consolidated
------------------------------------------- ------------  ------------ ------------  ------------  ------------  ------------
                                                                              (In millions)
Revenues
Premiums...................................  $    18,510   $     3,098  $        --   $    21,608   $        --   $    21,608
Universal life and investment-type product
 policy fees...............................        1,037           912           --         1,949            88         2,037
Net investment income (1)..................        6,647         4,688          (73)       11,262          (289)       10,973
Other revenues.............................          815           220          538         1,573            --         1,573
Net investment gains (losses)..............           --            --           --            --           346           346
Net derivative gains (losses)..............           --            --           --            --          (288)         (288)
                                            ------------  ------------ ------------  ------------  ------------  ------------
  Total revenues...........................       27,009         8,918          465        36,392          (143)       36,249
                                            ------------  ------------ ------------  ------------  ------------  ------------
Expenses
Policyholder benefits and claims and
 policyholder dividends....................       18,963         5,920           --        24,883           206        25,089
Interest credited to policyholder account
 balances..................................        1,925           718           --         2,643           (19)        2,624
Capitalization of DAC......................          (53)           10           --           (43)           --           (43)
Amortization of DAC and VOBA...............           55           220           --           275           (36)          239
Interest expense on debt...................           10             8           87           105            --           105
Other expenses.............................        2,947           844          877         4,668             7         4,675
                                            ------------  ------------ ------------  ------------  ------------  ------------
  Total expenses...........................       23,847         7,720          964        32,531           158        32,689
                                            ------------  ------------ ------------  ------------  ------------  ------------
Provision for income tax expense
 (benefit).................................          656           232         (677)          211           (63)          148
                                            ------------  ------------ ------------  ------------                ------------
  Adjusted earnings........................  $     2,506   $       966  $       178         3,650
                                            ============  ============ ============
Adjustments to:
Total revenues.............................                                                  (143)
Total expenses.............................                                                  (158)
Provision for income tax (expense)
 benefit...................................                                                    63
                                                                                     ------------
  Net income (loss)........................                                           $     3,412                 $     3,412
                                                                                     ============                ============

--------
(1) Net investment income from equity method investments represents 5% of segment net investment income for both the U.S. and MetLife Holdings segments.

   The following table presents total premiums, universal life and investment-type product policy fees and other revenues by major product groups of the Company's segments, as well as Corporate & Other:

                                                     Years Ended December 31,
                                              --------------------------------------
                                                  2021         2020         2019
                                              ------------ ------------ ------------
                                                          (In millions)
Life insurance...............................  $    15,432  $    14,018  $    13,413
Accident & health insurance..................        9,493        8,650        8,556
Annuities....................................        4,541        1,352        2,917
Other........................................          403          378          332
                                              ------------ ------------ ------------
 Total.......................................  $    29,869  $    24,398  $    25,218
                                              ============ ============ ============

  Substantially all of the Company's consolidated premiums, universal life and investment-type product policy fees and other revenues originated in the U.S.

  Revenues derived from one U.S. segment customer were $3.9 billion, $3.3 billion and $3.0 billion for the years ended December 31, 2021, 2020 and 2019, respectively, which represented 13%, 14% and 12% of the consolidated premiums, universal life and investment-type product policy fees and other revenues, respectively. Revenues derived from any other customer did not exceed 10% of consolidated premiums, universal life and investment-type product policy fees and other revenues for the years ended December 31, 2021, 2020 and 2019.

                                    MLIC-33

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

3. Insurance

Insurance Liabilities

   Insurance liabilities, including affiliated insurance liabilities on reinsurance assumed and ceded, are comprised of future policy benefits, policyholder account balances and other policy-related balances. Information regarding insurance liabilities by segment, as well as Corporate & Other, was as follows at:

                                           December 31,
                                         -----------------
                                           2021     2020
                                         -------- --------
                                           (In millions)
                      U.S............... $145,463 $147,557
                      MetLife Holdings..   88,991   90,259
                      Corporate & Other.      373      170
                                         -------- --------
                        Total........... $234,827 $237,986
                                         ======== ========

  See Note 5 for discussion of affiliated reinsurance liabilities included in the table above.

  Future policy benefits are measured as follows:

      --------------------------------------------------------------------
      Product Type:                 Measurement Assumptions:
      --------------------------------------------------------------------
      Participating life            Aggregate of (i) net level premium
                                    reserves for death and endowment
                                    policy benefits (calculated based
                                    upon the non-forfeiture interest
                                    rate, ranging from 3% to 7%, and
                                    mortality rates guaranteed in
                                    calculating the cash surrender values
                                    described in such contracts); and
                                    (ii) the liability for terminal
                                    dividends.
      --------------------------------------------------------------------
      Nonparticipating life         Aggregate of the present value of
                                    future expected benefit payments and
                                    related expenses less the present
                                    value of future expected net
                                    premiums. Assumptions as to mortality
                                    and persistency are based upon the
                                    Company's experience when the basis
                                    of the liability is established.
                                    Interest rate assumptions for the
                                    aggregate future policy benefit
                                    liabilities range from 2% to 11%.
      --------------------------------------------------------------------
      Individual and group          Present value of future expected
      traditional fixed annuities   payments. Interest rate assumptions
      after annuitization           used in establishing such liabilities
                                    range from 1% to 11%.
      --------------------------------------------------------------------
      Non-medical health insurance  The net level premium method and assumptions as to future morbidity,
                                    withdrawals and interest, which
                                    provide a margin for adverse
                                    deviation. Interest rate assumptions
                                    used in establishing such liabilities
                                    range from 1% to 7%.
      --------------------------------------------------------------------
      Disabled lives                Present value of benefits method and
                                    experience assumptions as to claim
                                    terminations, expenses and interest.
                                    Interest rate assumptions used in
                                    establishing such liabilities range
                                    from 2% to 8%.
      --------------------------------------------------------------------

  Participating business represented 3% of the Company's life insurance in-force at both December 31, 2021 and 2020. Participating policies represented
14%, 17% and 19% of gross traditional life insurance premiums for the years ended December 31, 2021, 2020 and 2019, respectively.

  Policyholder account balances are equal to: (i) policy account values, which consist of an accumulation of gross premium payments; and (ii) credited interest, ranging from less than 1% to 8%, less expenses, mortality charges and withdrawals.

                                    MLIC-34

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

3. Insurance (continued)

Guarantees

   The Company issues directly and assumes through reinsurance variable annuity products with guaranteed minimum benefits. GMABs, the non-life contingent portion of GMWBs and certain non-life contingent portions of GMIBs are accounted for as embedded derivatives in policyholder account balances and are further discussed in Note 8. Guarantees accounted for as insurance liabilities include:

----------------------------------------------------------------------------------------------------
Guarantee:                                      Measurement Assumptions:
----------------------------------------------------------------------------------------------------
GMDBs  . A return of purchase payment upon    . Present value of expected death benefits in excess
          death even if the account value is     of the projected account balance recognizing the
          reduced to zero.                       excess ratably over the accumulation period
                                                 based on the present value of total expected
                                                 assessments.

       . An enhanced death benefit may be     . Assumptions are consistent with those used for
          available for an additional fee.       amortizing DAC, and are thus subject to the
                                                 same variability and risk.

                                              .  Investment performance and volatility assumptions
                                                 are consistent with the historical experience of
                                                 the appropriate underlying equity index, such as
                                                 the S&P 500 Index.

                                              . Benefit assumptions are based on the average
                                                 benefits payable over a range of scenarios.
----------------------------------------------------------------------------------------------------
GMIBs  . After a specified period of time     . Present value of expected income benefits in excess
          determined at the time of issuance     of the projected account balance at any future
          of the variable annuity contract,      date of annuitization and recognizing the excess
          a minimum accumulation of purchase     ratably over the accumulation period based on
          payments, even if the account          present value of total expected assessments.
          value is reduced to zero, that can
          be annuitized to receive a monthly
          income stream that is not less
          than a specified amount.

       . Certain contracts also provide for   . Assumptions are consistent with those used for
          a guaranteed lump sum return of        estimating GMDB liabilities.
          purchase premium in lieu of the
          annuitization benefit.

                                              . Calculation incorporates an assumption for the
                                                 percentage of the potential annuitizations that
                                                 may be elected by the contractholder.
----------------------------------------------------------------------------------------------------
GMWBs. . A return of purchase payment via     . Expected value of the life contingent payments and
          partial withdrawals, even if the       expected assessments using assumptions
          account value is reduced to zero,      consistent with those used for estimating the
          provided that cumulative               GMDB liabilities.
          withdrawals in a contract year do
          not exceed a certain limit.

       . Certain contracts include
          guaranteed withdrawals that are
          life contingent.
----------------------------------------------------------------------------------------------------

  The Company also issues other annuity contracts that apply a lower rate on funds deposited if the contractholder elects to surrender the contract for cash and a higher rate if the contractholder elects to annuitize. These guarantees include benefits that are payable in the event of death, maturity or at annuitization. Certain other annuity contracts contain guaranteed annuitization benefits that may be above what would be provided by the current account value of the contract. Additionally, the Company issues universal and variable life contracts where the Company contractually guarantees to the contractholder a secondary guarantee or a guaranteed paid-up benefit.

                                    MLIC-35

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

3. Insurance (continued)

   Information regarding the liabilities for guarantees (excluding base policy liabilities and embedded derivatives) relating to annuity and universal and variable life contracts was as follows:

                                                               Universal and Variable
                                    Annuity Contracts              Life Contracts
                              ----------------------------  ----------------------------
                                GMDBs and                     Secondary       Paid-Up
                                  GMWBs          GMIBs        Guarantees     Guarantees       Total
                              -------------  -------------  -------------  -------------  -------------
                                                            (In millions)
Direct:
Balance at January 1, 2019...  $        317   $        738   $        820   $        114   $      1,989
Incurred guaranteed benefits.            57             19            255             52            383
Paid guaranteed benefits.....           (13)            --             --             --            (13)
                              -------------  -------------  -------------  -------------  -------------
Balance at December 31, 2019.           361            757          1,075            166          2,359
Incurred guaranteed benefits.           144            206            320            (12)           658
Paid guaranteed benefits.....           (12)            (4)           (44)           (14)           (74)
                              -------------  -------------  -------------  -------------  -------------
Balance at December 31, 2020.           493            959          1,351            140          2,943
Incurred guaranteed benefits.           123             82            164             16            385
Paid guaranteed benefits.....           (14)            (7)           (52)           (15)           (88)
                              -------------  -------------  -------------  -------------  -------------
Balance at December 31, 2021.  $        602   $      1,034   $      1,463   $        141   $      3,240
                              =============  =============  =============  =============  =============
Ceded:
Balance at January 1, 2019...  $         --   $         --   $        301   $         80   $        381
Incurred guaranteed benefits.            --             --             95             15            110
Paid guaranteed benefits.....            --             --             --             --             --
                              -------------  -------------  -------------  -------------  -------------
Balance at December 31, 2019.            --             --            396             95            491
Incurred guaranteed benefits.            --             --             93             13            106
Paid guaranteed benefits.....            --             --            (20)            (9)           (29)
                              -------------  -------------  -------------  -------------  -------------
Balance at December 31, 2020.            --             --            469             99            568
Incurred guaranteed benefits.            --             --             63             10             73
Paid guaranteed benefits.....            --             --            (32)           (10)           (42)
                              -------------  -------------  -------------  -------------  -------------
Balance at December 31, 2021.  $         --   $         --   $        500   $         99   $        599
                              =============  =============  =============  =============  =============
Net:
Balance at January 1, 2019...  $        317   $        738   $        519   $         34   $      1,608
Incurred guaranteed benefits.            57             19            160             37            273
Paid guaranteed benefits.....           (13)            --             --             --            (13)
                              -------------  -------------  -------------  -------------  -------------
Balance at December 31, 2019.           361            757            679             71          1,868
Incurred guaranteed benefits.           144            206            227            (25)           552
Paid guaranteed benefits.....           (12)            (4)           (24)            (5)           (45)
                              -------------  -------------  -------------  -------------  -------------
Balance at December 31, 2020.           493            959            882             41          2,375
Incurred guaranteed benefits.           123             82            101              6            312
Paid guaranteed benefits.....           (14)            (7)           (20)            (5)           (46)
                              -------------  -------------  -------------  -------------  -------------
Balance at December 31, 2021.  $        602   $      1,034   $        963   $         42   $      2,641
                              =============  =============  =============  =============  =============

                                    MLIC-36

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

3. Insurance (continued)

   Information regarding the Company's guarantee exposure, which includes direct business, but excludes offsets from hedging or reinsurance, if any, was as follows at:

                                                                        December 31,
                                         -----------------------------------------------------------------------
                                                         2021                                  2020
                                         ---------------------------------     ---------------------------------
                                              In the               At               In the               At
                                           Event of Death      Annuitization     Event of Death      Annuitization
                                         ----------------   ---------------    ----------------   ---------------
                                                                    (Dollars in millions)
Annuity Contracts:
Variable Annuity Guarantees:
  Total account value (1), (2)..........  $      48,868      $      20,140      $      50,047      $      21,229
  Separate account value (1)............  $      39,882      $      19,347      $      40,583      $      20,368
  Net amount at risk....................  $       1,160 (3)  $         461 (4)  $       1,178 (3)  $         552 (4)
Average attained age of contractholders.       69 years           66 years           68 years           67 years
Other Annuity Guarantees:
  Total account value (1), (2)..........            N/A      $         135                N/A      $         142
  Net amount at risk....................            N/A      $          70 (5)            N/A      $          74 (5)
Average attained age of contractholders.            N/A           55 years                N/A           55 years

                                                                        December 31,
                                         -----------------------------------------------------------------------
                                                         2021                                  2020
                                         ---------------------------------     ---------------------------------
                                            Secondary            Paid-Up          Secondary            Paid-Up
                                             Guarantees         Guarantees         Guarantees        Guarantees
                                         ----------------   ---------------    ----------------   ---------------
                                                                    (Dollars in millions)
Universal and Variable Life Contracts:
  Total account value (1), (2)..........  $       5,935      $         826      $       5,607      $         861
  Net amount at risk (6)................  $      37,482      $       5,181      $      39,134      $       5,525
Average attained age of policyholders...       59 years           65 years           58 years           65 years

--------
(1) The Company's annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

(2) Includes the contractholder's investments in the general account and separate account, if applicable.

(3) Defined as the death benefit less the total account value, as of the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts on the balance sheet date and includes any additional contractual claims associated with riders purchased to assist with covering income taxes payable upon death.

(4) Defined as the amount (if any) that would be required to be added to the total account value to purchase a lifetime income stream, based on current annuity rates, equal to the minimum amount provided under the guaranteed benefit. This amount represents the Company's potential economic exposure to such guarantees in the event all contractholders were to annuitize on the balance sheet date, even though the contracts contain terms that allow annuitization of the guaranteed amount only after the 10th anniversary of the contract, which not all contractholders have achieved.

(5) Defined as either the excess of the upper tier, adjusted for a profit margin, less the lower tier, as of the balance sheet date or the amount (if any) that would be required to be added to the total account value to purchase a lifetime income stream, based on current annuity rates, equal to the minimum amount provided under the guaranteed benefit. These amounts represent the Company's potential economic exposure to such guarantees in the event all contractholders were to annuitize on the balance sheet date.

(6) Defined as the guarantee amount less the account value, as of the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts on the balance sheet date.

                                    MLIC-37

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

3. Insurance (continued)

Guarantees -- Separate Accounts

  Account balances of contracts with guarantees were invested in separate account asset classes as follows at:

                                          December 31,
                                  -----------------------------
                                       2021           2020
                                  -------------- --------------
                                          (In millions)
                 Fund Groupings:
                 Equity..........  $      24,519  $      23,891
                 Balanced........         16,228         16,992
                 Bond............          2,874          3,052
                 Money Market....             41             52
                                  -------------- --------------
                   Total.........  $      43,662  $      43,987
                                  ============== ==============

Obligations Assumed Under Structured Settlement Assignments

  The Company assumed structured settlement claim obligations as an assignment company. These liabilities are measured at the present value of the future periodic claims to be provided and reported as other policy-related balances.
The Company received a fee for assuming these claim obligations and, as the assignee of the claim, is legally obligated to ensure periodic payments are made to the claimant. The Company purchased annuities to fund these future periodic payment claim obligations and designates payments to be made directly to the claimant by the annuity writer. These annuities funding structured settlement claims are recorded as an investment. The Company has recorded unpaid claim obligations and annuity contracts of equal amounts of $1.3 billion at both December 31, 2021 and 2020. See Note 1.

Obligations Under Funding Agreements

  The Company issues fixed and floating rate funding agreements, which are denominated in either U.S. dollars or foreign currencies, to certain unconsolidated special purpose entities that have issued either debt securities or commercial paper for which payment of interest and principal is secured by such funding agreements. For the years ended December 31, 2021, 2020 and 2019, the Company issued $39.5 billion, $39.3 billion and $37.3 billion, respectively, and repaid $41.2 billion, $36.7 billion and $36.4 billion, respectively, of such funding agreements. At December 31, 2021 and 2020, liabilities for funding agreements outstanding, which are included in policyholder account balances, were $37.2 billion and $38.8 billion, respectively.

  Metropolitan Life Insurance Company is a member of the FHLB of New York.
Holdings of common stock of the FHLB of New York, included in other invested assets, were $718 million and $765 million at December 31, 2021 and 2020, respectively.

   The Company has also entered into funding agreements with the FHLB of New
York and a subsidiary of the Federal Agricultural Mortgage Corporation, a
federally chartered instrumentality of the U.S. ("Farmer Mac"). The liability for such funding agreements is included in policyholder account balances.
Information related to such funding agreements was as follows at:

                              Liability                    Collateral
                      ------------------------- -----------------------------
                                             December 31,
                      -------------------------------------------------------
                          2021         2020           2021             2020
                      ------------ ------------ ------------     ------------
                                             (In millions)
FHLB of New York (1). $     14,745 $     15,245 $     16,645 (2) $     17,258 (2)
Farmer Mac (3)....... $      2,050 $      2,375 $      2,159     $      2,450
--------
(1) Represents funding agreements issued to the FHLB of New York in exchange for cash and for which the FHLB of New York has been granted a lien on certain assets, some of which are in the custody of the FHLB of New York, including residential mortgage-backed securities ("RMBS"), to collateralize obligations under such funding agreements. The Company is permitted to withdraw any portion of the collateral in the custody of the FHLB of
    New York as long as

                                    MLIC-38

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

3. Insurance (continued)

    there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level. Upon any event of default by the Company, the FHLB of New York's recovery on the collateral is limited to the amount of the Company's liability to the FHLB of New York.

(2) Advances are collateralized by mortgage-backed securities. The amount of collateral presented is at estimated fair value.

(3) Represents funding agreements issued to a subsidiary of Farmer Mac. The obligations under these funding agreements are secured by a pledge of certain eligible agricultural mortgage loans and may, under certain circumstances, be secured by other qualified collateral. The amount of collateral presented is at carrying value.

Liabilities for Unpaid Claims and Claim Expenses

  The following is information about incurred and paid claims development by segment at December 31, 2021. Such amounts are presented net of reinsurance, and are not discounted. The tables present claims development and cumulative claim payments by incurral year. The development tables are only presented for significant short-duration product liabilities within each segment. The information about incurred and paid claims development prior to 2021 is presented as supplementary information.

  U.S.

   Group Life - Term

                 Incurred Claims and Allocated Claim Adjustment Expense, Net of Reinsurance             At December 31, 2021
         ------------------------------------------------------------------------------------------  ---------------------------
                                      For the Years Ended December 31,
         ------------------------------------------------------------------------------------------     Total IBNR
                                           (Unaudited)                                               Liabilities Plus
         --------------------------------------------------------------------------------                Expected     Cumulative
                                                                                                      Development on  Number of
Incurral                                                                                                 Reported      Reported
  Year     2012     2013     2014     2015     2016     2017     2018     2019     2020      2021         Claims        Claims
-------- -------- -------- -------- -------- -------- -------- -------- -------- -------- ---------  ---------------- ----------
                                                          (Dollars in millions)
  2012.. $  6,503 $  6,579 $  6,569 $  6,546 $  6,568 $  6,569 $  6,569 $  6,572 $  6,574  $  6,575       $    1       210,236
  2013..             6,637    6,713    6,719    6,720    6,730    6,720    6,723    6,724     6,726            2       212,892
  2014..                      6,986    6,919    6,913    6,910    6,914    6,919    6,920     6,918            1       215,694
  2015..                               7,040    7,015    7,014    7,021    7,024    7,025     7,026            2       218,188
  2016..                                        7,125    7,085    7,095    7,104    7,105     7,104            3       219,581
  2017..                                                 7,432    7,418    7,425    7,427     7,428            6       260,807
  2018..                                                          7,757    7,655    7,646     7,650           10       246,519
  2019..                                                                   7,935    7,900     7,907           13       246,245
  2020..                                                                            8,913     9,367           27       281,696
  2021..                                                                                     10,555        1,029       221,955
                                                                                          ---------
 Total..................................................................................     77,256
Cumulative paid claims and paid allocated claim adjustment expenses, net of
 reinsurance.............................................................................   (74,255)
All outstanding liabilities for incurral years prior to 2012, net of reinsurance.........        21
                                                                                          ---------
 Total unpaid claims and claim adjustment expenses, net of reinsurance..................   $  3,022
                                                                                          =========

                 Cumulative Paid Claims and Paid Allocated Claim Adjustment Expenses, Net of Reinsurance
               -------------------------------------------------------------------------------------------
                                            For the Years Ended December 31,
               -------------------------------------------------------------------------------------------
                                                 (Unaudited)
               --------------------------------------------------------------------------------
Incurral Year    2012     2013     2014     2015     2016     2017     2018     2019     2020      2021
-------------  -------- -------- -------- -------- -------- -------- -------- -------- -------- ----------
                                                      (In millions)
    2012...... $  5,132 $  6,472 $  6,518 $  6,532 $  6,558 $  6,565 $  6,566 $  6,569 $  6,572  $   6,572
    2013......             5,216    6,614    6,664    6,678    6,711    6,715    6,720    6,721      6,723
    2014......                      5,428    6,809    6,858    6,869    6,902    6,912    6,915      6,916
    2015......                               5,524    6,913    6,958    6,974    7,008    7,018      7,022
    2016......                                        5,582    6,980    7,034    7,053    7,086      7,096
    2017......                                                 5,761    7,292    7,355    7,374      7,400
    2018......                                                          6,008    7,521    7,578      7,595
    2019......                                                                   6,178    7,756      7,820
    2020......                                                                            6,862      9,103
    2021......                                                                                       8,008
                                                                                                ----------
 Total cumulative paid claims and paid allocated claim adjustment expenses, net of reinsurance   $  74,255
                                                                                                ==========

                                    MLIC-39

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

3. Insurance (continued)

   Average Annual Percentage Payout

     The following is supplementary information about average historical claims duration at December 31, 2021:

                          Average Annual Percentage Payout of Incurred Claims by Age, Net of Reinsurance
                          -----------------------------------------------------------------------------
       Years.............   1         2       3       4       5       6       7      8      9     10
       Group Life - Term. 77.5%     20.5%    0.7%    0.2%    0.4%    0.1%    --%    --%    --%    --%

   Group Long-Term Disability

                    Incurred Claims and Allocated Claim Adjustment Expense, Net of Reinsurance        At December 31, 2021
                ---------------------------------------------------------------------------------  ---------------------------
                                         For the Years Ended December 31,                             Total IBNR
                ---------------------------------------------------------------------------------  Liabilities Plus
                                              (Unaudited)                                              Expected     Cumulative
                -----------------------------------------------------------------------             Development on  Number of
Incurral                                                                                               Reported      Reported
 Year            2012    2013    2014    2015    2016    2017    2018    2019    2020      2021         Claims        Claims
--------        ------- ------- ------- ------- ------- ------- ------- ------- ------- ---------  ---------------- ----------
                                                            (Dollars in millions)
  2012......... $   966 $   979 $   980 $ 1,014 $ 1,034 $ 1,037 $ 1,021 $ 1,015 $ 1,011  $  1,007        $ --         20,086
  2013.........           1,008   1,027   1,032   1,049   1,070   1,069   1,044   1,032     1,025          --         21,139
  2014.........                   1,076   1,077   1,079   1,101   1,109   1,098   1,097     1,081          --         22,853
  2015.........                           1,082   1,105   1,093   1,100   1,087   1,081     1,067          --         21,213
  2016.........                                   1,131   1,139   1,159   1,162   1,139     1,124          --         17,971
  2017.........                                           1,244   1,202   1,203   1,195     1,165          --         16,324
  2018.........                                                   1,240   1,175   1,163     1,147          --         15,172
  2019.........                                                           1,277   1,212     1,169           7         15,318
  2020.........                                                                   1,253     1,223          30         15,381
  2021.........                                                                             1,552         687         10,503
                                                                                        ---------
 Total................................................................................     11,560
Cumulative paid claims and paid allocated claim adjustment expenses, net of reinsurance    (5,943)
All outstanding liabilities for incurral years prior to 2012, net of reinsurance.......     1,559
                                                                                        ---------
 Total unpaid claims and claim adjustment expenses, net of reinsurance................   $  7,176
                                                                                        =========

                 Cumulative Paid Claims and Paid Allocated Claim Adjustment Expenses, Net of Reinsurance
               --------------------------------------------------------------------------------------------
                                             For the Years Ended December 31,
               --------------------------------------------------------------------------------------------
                                                 (Unaudited)
               --------------------------------------------------------------------------------
Incurral Year    2012     2013     2014     2015     2016     2017     2018     2019     2020      2021
-------------  -------- -------- -------- -------- -------- -------- -------- -------- -------- -----------
                                                      (In millions)
    2012...... $     43 $    229 $    365 $    453 $    524 $    591 $    648 $    694 $    730  $      766
    2013......                43      234      382      475      551      622      676      722         764
    2014......                         51      266      428      526      609      677      732         778
    2015......                                  50      264      427      524      601      665         718
    2016......                                           49      267      433      548      628         696
    2017......                                                    56      290      476      579         655
    2018......                                                             54      314      497         594
    2019......                                                                      57      342         522
    2020......                                                                               59         355
    2021......                                                                                           95
                                                                                                -----------
 Total cumulative paid claims and paid allocated claim adjustment expenses, net of reinsurance   $    5,943
                                                                                                ===========

   Average Annual Percentage Payout

     The following is supplementary information about average historical claims duration at December 31, 2021:

                            Average Annual Percentage Payout of Incurred Claims by Age, Net of Reinsurance
                            -----------------------------------------------------------------------------
Years......................  1        2        3       4       5       6       7       8      9      10
Group Long-Term Disability. 4.8%    20.9%    15.0%    9.1%    7.2%    6.4%    5.2%    4.4%   3.8%   3.6%

  Significant Methodologies and Assumptions

     Group Life - Term and Group Long-Term Disability incurred but not paid
   ("IBNP") liabilities are developed using a combination of loss ratio and development methods. Claims in the course of settlement are then subtracted from the IBNP

                                    MLIC-40

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

3. Insurance (continued)

   liabilities, resulting in the IBNR liabilities. The loss ratio method is used in the period in which the claims are neither sufficient nor credible.
   In developing the loss ratios, any material rate increases that could change the underlying premium without affecting the estimated incurred losses are taken into account. For periods where sufficient and credible claim data exists, the development method is used based on the claim triangles which categorize claims according to both the period in which they were incurred and the period in which they were paid, adjudicated or reported. The end result is a triangle of known data that is used to develop known completion ratios and factors. Claims paid are then subtracted from the estimated ultimate incurred claims to calculate the IBNP liability.

     An expense liability is held for the future expenses associated with the payment of incurred but not yet paid claims (IBNR and pending). This is expressed as a percentage of the underlying claims liability and is based on past experience and the anticipated future expense structure.

     For Group Life - Term and Group Long-Term Disability, first year incurred claims and allocated loss adjustment expenses increased in 2021 compared to the 2020 incurral year due to the growth in the size of the business.

     The assumptions used in calculating the unpaid claims and claim adjustment expenses for Group Life - Term and Group Long-Term Disability are updated annually to reflect emerging trends in claim experience.

     Certain of our Group Life - Term customers have experience-rated contracts, whereby the group sponsor participates in the favorable and/or adverse claim experience, including favorable and/or adverse prior year development. Claim experience adjustments on these contracts are not reflected in the foregoing incurred and paid claim development tables, but are instead reflected as an increase (adverse experience) or decrease
   (favorable experience) to premiums on the consolidated statements of operations.

     Liabilities for Group Life - Term unpaid claims and claim adjustment expenses are not discounted.

     The liabilities for Group Long-Term Disability unpaid claims and claim adjustment expenses were $6.2 billion and $6.0 billion at December 31, 2021 and 2020, respectively. Using interest rates ranging from 2% to 8%, based on the incurral year, the total discount applied to these liabilities was
   $1.1 billion and $1.2 billion at December 31, 2021 and 2020, respectively.
   The amount of interest accretion recognized was $518 million, $452 million and $470 million for the years ended December 31, 2021, 2020 and 2019, respectively. These amounts were reflected in policyholder benefits and claims.

     For Group Life - Term, claims were based upon individual death claims. For
   Group Long-Term Disability, claim frequency was determined by the number of reported claims as identified by a unique claim number assigned to individual claimants. Claim counts initially include claims that do not ultimately result in a liability. These claims are omitted from the claim counts once it is determined that there is no liability.

     The incurred and paid claims disclosed for the Group Life - Term product includes activity related to the product's continued protection feature;
   however, the associated actuarial reserve for future benefit obligations under this feature is excluded from the liability for unpaid claims.

     The Group Long-Term Disability IBNR, included in the development tables above, was developed using discounted cash flows, and is presented on a discounted basis.

                                    MLIC-41

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

3. Insurance (continued)

  Reconciliation of the Disclosure of Incurred and Paid Claims Development to
  the Liability for Unpaid Claims and Claim Adjustment Expenses

    The reconciliation of the net incurred and paid claims development tables to the liability for unpaid claims and claims adjustment expenses on the consolidated balance sheet was as follows at:

                                                                                                      December 31, 2021
                                                                                              --------------------------------
                                                                                                        (In millions)
Short-Duration:
Unpaid claims and allocated claims adjustment expenses, net of reinsurance:
U.S.:
Group Life - Term............................................................................  $        3,022
Group Long-Term Disability...................................................................           7,176
                                                                                              ---------------
  Total......................................................................................                  $        10,198
Other insurance lines - all segments combined................................................                              864
                                                                                                              ----------------
  Total unpaid claims and allocated claims adjustment expenses, net of reinsurance...........                           11,062
                                                                                                              ----------------
Reinsurance recoverables on unpaid claims:
U.S.:
Group Life - Term............................................................................              14
Group Long-Term Disability...................................................................             166
                                                                                              ---------------
  Total......................................................................................                              180
Other insurance lines - all segments combined................................................                               29
                                                                                                              ----------------
  Total reinsurance recoverable on unpaid claims.............................................                              209
                                                                                                              ----------------
  Total unpaid claims and allocated claims adjustment expense................................                           11,271
Discounting..................................................................................                           (1,133)
                                                                                                              ----------------
Liability for unpaid claims and claim adjustment liabilities - short-duration................                           10,138
Liability for unpaid claims and claim adjustment liabilities - all long-duration lines.......                            4,921
                                                                                                              ----------------
  Total liability for unpaid claims and claim adjustment expense (included in future policy
   benefits and other policy-related balances)...............................................                  $        15,059
                                                                                                              ================

                                    MLIC-42

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

3. Insurance (continued)

  Rollforward of Claims and Claim Adjustment Expenses

      Information regarding the liabilities for unpaid claims and claim adjustment expenses was as follows:

                                                Years Ended December 31,
                                  ----------------------------------------------------
                                        2021              2020              2019
                                  ----------------  ----------------  ----------------
                                                      (In millions)
Balance at January 1,............  $        13,523   $        13,140   $        12,590
  Less: Reinsurance recoverables.            1,639             1,525             1,497
                                  ----------------  ----------------  ----------------
Net balance at January 1,........           11,884            11,615            11,093
Incurred related to:
  Current year...................           21,201            18,620            17,711
  Prior years (1)................              582               (19)               44
                                  ----------------  ----------------  ----------------
    Total incurred...............           21,783            18,601            17,755
Paid related to:
  Current year...................          (15,405)          (13,854)          (12,934)
  Prior years....................           (5,466)           (4,478)           (4,299)
                                  ----------------  ----------------  ----------------
    Total paid...................          (20,871)          (18,332)          (17,233)
                                  ----------------  ----------------  ----------------
Net balance at December 31,......           12,796            11,884            11,615
  Add: Reinsurance recoverables..            2,263             1,639             1,525
                                  ----------------  ----------------  ----------------
Balance at December 31,..........  $        15,059   $        13,523   $        13,140
                                  ================  ================  ================
--------
(1) For the year ended December 31, 2021, the increase in incurred claim activity and claim adjustment expenses associated with prior years increased primarily due to the impacts from the COVID-19 pandemic, which are partially offset by additional premiums recorded for experience-rated contracts and are not reflected in the table above. For the year ended
    December 31, 2020, claims and claim adjustment expenses associated with prior years decreased due to favorable claims experience in the current year. For the years ended December 31, 2019, claims and claim adjustment expenses associated with prior years increased due to events incurred in prior years but reported in the current year.

Separate Accounts

  Separate account assets and liabilities include two categories of account types: pass-through separate accounts totaling $78.8 billion and $78.0 billion at December 31, 2021 and 2020, respectively, for which the policyholder assumes all investment risk, and separate accounts for which the Company contractually guarantees either a minimum return or account value to the policyholder which totaled $45.0 billion and $50.6 billion at December 31, 2021 and 2020, respectively. The latter category consisted primarily of guaranteed interest contracts ("GICs"). The average interest rate credited on these contracts was
2.16% and 2.54% at December 31, 2021 and 2020, respectively.

4. Deferred Policy Acquisition Costs, Value of Business Acquired and Other
Intangibles

  See Note 1 for a description of capitalized acquisition costs.

Nonparticipating and Non-Dividend-Paying Traditional Contracts

  The Company amortizes DAC and VOBA related to these contracts (term insurance, nonparticipating whole life insurance, traditional group life insurance, and non-medical health insurance) over the appropriate premium paying period in proportion to the actual and expected future gross premiums that were set at contract issue. The expected premiums are based upon the premium requirement of each policy and assumptions for mortality, morbidity, persistency and investment returns at policy issuance, or policy acquisition
(as it relates to VOBA), include provisions for adverse deviation, and are consistent with the assumptions used to calculate future policyholder benefit liabilities. These assumptions are not revised after policy issuance or acquisition unless the DAC or VOBA balance is deemed to be unrecoverable from future expected profits. Absent a premium deficiency, variability in amortization after policy issuance or acquisition is caused only by variability in premium volumes.

                                    MLIC-43

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

4. Deferred Policy Acquisition Costs, Value of Business Acquired and Other
Intangibles (continued)

Participating, Dividend-Paying Traditional Contracts

  The Company amortizes DAC and VOBA related to these contracts over the estimated lives of the contracts in proportion to actual and expected future gross margins. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The future gross margins are dependent principally on investment returns, policyholder dividend scales, mortality, persistency, expenses to administer the business, creditworthiness of reinsurance counterparties and certain economic variables, such as inflation. For participating contracts within the closed block (dividend-paying traditional contracts) future gross margins are also dependent upon changes in the policyholder dividend obligation. See Note 6. Of these factors, the Company anticipates that investment returns, expenses, persistency and other factor changes, as well as policyholder dividend scales, are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross margins with the actual gross margins for that period. When the actual gross margins change from previously estimated gross margins, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross margins exceed those previously estimated, the
DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross margins are below the previously estimated gross margins. Each reporting period, the Company also updates the actual amount of business in-force, which impacts expected future gross margins. When expected future gross margins are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross margins are above the previously estimated expected future gross margins.
Each period, the Company also reviews the estimated gross margins for each block of business to determine the recoverability of DAC and VOBA balances.

Fixed and Variable Universal Life Contracts and Fixed and Variable Deferred
Annuity Contracts

  The Company amortizes DAC and VOBA related to these contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, the effect of any hedges used and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses and persistency are reasonably likely to significantly impact the rate of DAC and
VOBA amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the cumulative
DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits. When expected future gross profits are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings.
The opposite result occurs when the expected future gross profits are above the previously estimated expected future gross profits. Each period, the Company also reviews the estimated gross profits for each block of business to determine the recoverability of DAC and VOBA balances.

Factors Impacting Amortization

  Separate account rates of return on variable universal life contracts and variable deferred annuity contracts affect in-force account balances on such contracts each reporting period, which can result in significant fluctuations in amortization of DAC and VOBA. Returns that are higher than the Company's long-term expectation produce higher account balances, which increases the
Company's future fee expectations and decreases future benefit payment expectations on minimum death and living benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company's long-term expectation. The Company's practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these events and only changes the assumption when its long-term expectation changes.

                                    MLIC-44

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

4. Deferred Policy Acquisition Costs, Value of Business Acquired and Other
Intangibles (continued)

  The Company also periodically reviews other long-term assumptions underlying the projections of estimated gross margins and profits. These assumptions primarily relate to investment returns, policyholder dividend scales, interest crediting rates, mortality, persistency, policyholder behavior and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross margins and profits which may have significantly changed. If the update of assumptions causes expected future gross margins and profits to increase, DAC and VOBA amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross margins and profits to decrease.

  Periodically, the Company modifies product benefits, features, rights or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. If such modification, referred to as an internal replacement, substantially changes the contract, the associated DAC or VOBA is written off immediately through income and any new deferrable costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC or VOBA amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

  Amortization of DAC and VOBA is attributed to net investment gains (losses)
and net derivative gains (losses), and to other expenses for the amount of gross margins or profits originating from transactions other than investment gains and losses. Unrealized investment gains and losses represent the amount of DAC and VOBA that would have been amortized if such gains and losses had been recognized.

  Information regarding DAC and VOBA was as follows:

                                                                              Years Ended December 31,
                                                                 -------------------------------------------------
                                                                       2021             2020             2019
                                                                 ---------------  ---------------  ---------------
                                                                                   (In millions)
DAC:
Balance at January 1,...........................................  $        2,626   $        3,427   $        4,089
Capitalizations.................................................              64               51               43
Amortization related to:
Net investment gains (losses) and net derivative gains (losses).             (38)             (56)              25
Other expenses..................................................            (215)            (348)            (263)
                                                                 ---------------  ---------------  ---------------
  Total amortization............................................            (253)            (404)            (238)
                                                                 ---------------  ---------------  ---------------
Unrealized investment gains (losses)............................             142             (448)            (467)
                                                                 ---------------  ---------------  ---------------
Balance at December 31,.........................................           2,579            2,626            3,427
                                                                 ---------------  ---------------  ---------------
VOBA:
Balance at January 1,...........................................              23               26               28
Amortization related to other expenses..........................              (6)              (2)              (1)
Unrealized investment gains (losses)............................               2               (1)              (1)
                                                                 ---------------  ---------------  ---------------
Balance at December 31,.........................................              19               23               26
                                                                 ---------------  ---------------  ---------------
Total DAC and VOBA:
Balance at December 31,.........................................  $        2,598   $        2,649   $        3,453
                                                                 ===============  ===============  ===============

  Information regarding total DAC and VOBA by segment, as well as Corporate &
Other, was as follows:

                                           December 31,
                                    ---------------------------
                                        2021          2020
                                    ------------- -------------
                                           (In millions)
                 U.S...............  $        401  $        398
                 MetLife Holdings..         2,191         2,251
                 Corporate & Other.             6            --
                                    ------------- -------------
                   Total...........  $      2,598  $      2,649
                                    ============= =============

                                    MLIC-45

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

4. Deferred Policy Acquisition Costs, Value of Business Acquired and Other
Intangibles (continued)

  Information regarding other intangibles was as follows:

                                              Years Ended December 31,
                                         ----------------------------------
                                            2021        2020        2019
                                         ----------  ----------  ----------
                                                    (In millions)
   DSI:
   Balance at January 1,................ $       30  $       62  $       93
   Capitalization.......................         --          --           1
   Amortization.........................          2         (21)        (20)
   Unrealized investment gains (losses).         10         (11)        (12)
                                         ----------  ----------  ----------
   Balance at December 31,.............. $       42  $       30  $       62
                                         ==========  ==========  ==========
   VODA and VOCRA:
   Balance at January 1,................ $      135  $      157  $      181
   Amortization.........................        (19)        (22)        (24)
                                         ----------  ----------  ----------
   Balance at December 31,.............. $      116  $      135  $      157
                                         ==========  ==========  ==========
   Accumulated amortization............. $      341  $      322  $      300
                                         ==========  ==========  ==========

  The estimated future amortization expense to be reported in other expenses for the next five years is as follows:

                                                                   VODA and
                                                        VOBA        VOCRA
                                                    ------------ -------------
                                                          (In millions)
 2022.............................................. $          1 $          17
 2023.............................................. $          2 $          15
 2024.............................................. $          2 $          13
 2025.............................................. $          2 $          12
 2026.............................................. $          2 $          11

5. Reinsurance

  The Company enters into reinsurance agreements that transfer risk from its various insurance products to affiliated and unaffiliated companies. These cessions limit losses, minimize exposure to significant risks and provide additional capacity for future growth. The Company also provides reinsurance by accepting risk from affiliates and nonaffiliates.

  Under the terms of the reinsurance agreements, the reinsurer agrees to reimburse the Company for the ceded amount in the event a claim is paid.
Cessions under reinsurance agreements do not discharge the Company's obligation as the primary insurer. In the event that reinsurers do not meet their obligations under the terms of the reinsurance agreements, reinsurance recoverable balances could become uncollectible.

  Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed in Note 7.

U.S.

  For its Group Benefits business, the Company generally retains most of the risk, with the exception of its Group Term Life business and certain client arrangements.

  The Company reinsures an 80% quota share of its Group Term Life business for capital management purposes. The majority of the Company's other reinsurance activity within this business relates to client agreements for employer sponsored captive programs, risk-sharing agreements and multinational pooling.
The risks ceded under these agreements are generally quota shares of group life and disability policies. The cessions vary and the Company may cede up to 100%
of all the risks of these policies.

                                    MLIC-46

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Reinsurance (continued)

  The Company's RIS business has engaged in reinsurance activities on an opportunistic basis. Also, the Company assumes certain group annuity contracts from an affiliate.

MetLife Holdings

  For its life products, the Company has historically reinsured the mortality risk primarily on an excess of retention basis or on a quota share basis. In addition to reinsuring mortality risk as described above, the Company reinsures other risks, as well as specific coverages. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specified characteristics.

Catastrophe Coverage

  The Company has exposure to catastrophes which could contribute to significant fluctuations in its results of operations. For its U.S. segment, the Company purchases catastrophe coverage to reinsure risks issued within territories that it believes are subject to the greatest catastrophic risks.
For its MetLife Holdings segment, the Company uses excess of retention and quota share reinsurance agreements to provide greater diversification of risk and minimize exposure to larger risks. Excess of retention reinsurance agreements provide for a portion of a risk to remain with the direct writing company and quota share reinsurance agreements provide for the direct writing company to transfer a fixed percentage of all risks of a class of policies.

Reinsurance Recoverables

  The Company reinsures its business through a diversified group of well-capitalized reinsurers. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with its reinsurers. The Company monitors ratings and evaluates the financial strength of its reinsurers by analyzing their financial statements. In addition, the reinsurance recoverable balance due from each reinsurer is evaluated as part of the overall monitoring process. Recoverability of reinsurance recoverable balances is evaluated based on these analyses. The Company generally secures large reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts, and irrevocable letters of credit. These reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance, which at December 31, 2021 and 2020 were not significant.

  The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. The Company had $1.5 billion and $1.7 billion of unsecured unaffiliated reinsurance recoverable balances at December 31, 2021 and 2020, respectively.

  At December 31, 2021, the Company had $2.3 billion of net unaffiliated ceded reinsurance recoverables. Of this total, $1.8 billion, or 78%, were with the
Company's five largest unaffiliated ceded reinsurers, including $1.2 billion of net unaffiliated ceded reinsurance recoverables which were unsecured. At
December 31, 2020, the Company had $2.5 billion of net unaffiliated ceded reinsurance recoverables. Of this total, $1.8 billion, or 72%, were with the
Company's five largest unaffiliated ceded reinsurers, including $1.2 billion of net unaffiliated ceded reinsurance recoverables which were unsecured.

  The Company has reinsured with an unaffiliated third-party reinsurer, 59% of the closed block through a modified coinsurance agreement. The Company accounts for this agreement under the deposit method of accounting. The Company, having the right of offset, has offset the modified coinsurance deposit with the deposit recoverable.

                                    MLIC-47

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Reinsurance (continued)

   The amounts on the consolidated statements of operations include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows:

                                                                          Years Ended December 31,
                                                               ----------------------------------------------
                                                                    2021            2020            2019
                                                               --------------  --------------  --------------
                                                                                (In millions)
Premiums
Direct premiums...............................................  $      23,008   $      20,821   $      21,804
Reinsurance assumed...........................................          4,121             909             811
Reinsurance ceded.............................................           (938)           (989)         (1,007)
                                                               --------------  --------------  --------------
  Net premiums................................................  $      26,191   $      20,741   $      21,608
                                                               ==============  ==============  ==============
Universal life and investment-type product policy fees
Direct universal life and investment-type product policy fees.  $       2,371   $       2,290   $       2,331
Reinsurance assumed...........................................            (16)            (16)            (15)
Reinsurance ceded.............................................           (293)           (278)           (279)
                                                               --------------  --------------  --------------
  Net universal life and investment-type product policy fees..  $       2,062   $       1,996   $       2,037
                                                               ==============  ==============  ==============
Other revenues
Direct other revenues.........................................  $       1,066   $       1,043   $       1,007
Reinsurance assumed...........................................             13              10              (5)
Reinsurance ceded.............................................            537             608             571
                                                               --------------  --------------  --------------
  Net other revenues..........................................  $       1,616   $       1,661   $       1,573
                                                               ==============  ==============  ==============
Policyholder benefits and claims
Direct policyholder benefits and claims.......................  $      26,672   $      23,488   $      24,469
Reinsurance assumed...........................................          3,964             811             728
Reinsurance ceded.............................................         (1,213)         (1,225)         (1,146)
                                                               --------------  --------------  --------------
  Net policyholder benefits and claims........................  $      29,423   $      23,074   $      24,051
                                                               ==============  ==============  ==============
Interest credited to policyholder account balances
Direct interest credited to policyholder account balances.....  $       1,996   $       2,218   $       2,592
Reinsurance assumed...........................................             43              42              44
Reinsurance ceded.............................................            (12)            (13)            (12)
                                                               --------------  --------------  --------------
  Net interest credited to policyholder account balances......  $       2,027   $       2,247   $       2,624
                                                               ==============  ==============  ==============
Other expenses
Direct other expenses.........................................  $       4,459   $       4,469   $       4,464
Reinsurance assumed...........................................            163              71              50
Reinsurance ceded.............................................            995             473             462
                                                               --------------  --------------  --------------
  Net other expenses..........................................  $       5,617   $       5,013   $       4,976
                                                               ==============  ==============  ==============

                                    MLIC-48

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Reinsurance (continued)

   The amounts on the consolidated balance sheets include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows at:

                                                                            December 31,
                                             ---------------------------------------------------------------------------
                                                             2021                                  2020
                                             ------------------------------------- -------------------------------------
                                                                           Total                                 Total
                                                                          Balance                               Balance
                                              Direct   Assumed   Ceded     Sheet    Direct   Assumed   Ceded     Sheet
                                             --------- ------- --------  --------- --------- ------- --------  ---------
                                                                            (In millions)
Assets
Premiums, reinsurance and other
 receivables................................  $  2,778  $  636  $17,091   $ 20,505  $  2,509  $  831  $18,138   $ 21,478
Deferred policy acquisition costs and value
 of business acquired.......................     2,805      18     (225)     2,598     2,864      13     (228)     2,649
                                             --------- ------- --------  --------- --------- ------- --------  ---------
  Total assets..............................  $  5,583  $  654  $16,866   $ 23,103  $  5,373  $  844  $17,910   $ 24,127
                                             ========= ======= ========  ========= ========= ======= ========  =========
Liabilities
Future policy benefits......................  $128,086  $4,198  $   (10)  $132,274  $132,776  $1,159  $   (14)  $133,921
Policyholder account balances...............    94,059     400       --     94,459    96,479     156       --     96,635
Other policy-related balances...............     7,757     337       --      8,094     7,103     322        5      7,430
Other liabilities...........................     6,259   2,213   15,324     23,796     7,027   2,406   15,991     25,424
                                             --------- ------- --------  --------- --------- ------- --------  ---------
  Total liabilities.........................  $236,161  $7,148  $15,314   $258,623  $243,385  $4,043  $15,982   $263,410
                                             ========= ======= ========  ========= ========= ======= ========  =========

  Reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on reinsurance were
$11.9 billion and $12.8 billion at December 31, 2021 and 2020, respectively.
The deposit liabilities on reinsurance were $1.7 billion and $1.8 billion at
December 31, 2021 and 2020, respectively.

Related Party Reinsurance Transactions

  The Company has reinsurance agreements with certain of MetLife, Inc.'s subsidiaries, including MetLife Reinsurance Company of Charleston ("MRC"),
MetLife Reinsurance Company of Vermont, Metropolitan Tower Life Insurance
Company ("MTL"), and MetLife Insurance K.K., all of which are related parties.

                                    MLIC-49

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Reinsurance (continued)

   Information regarding the significant effects of affiliated reinsurance included on the consolidated statements of operations was as follows:

                                                                     Years Ended December 31,
                                                              -------------------------------------
                                                                  2021         2020         2019
                                                              -----------  -----------  -----------
                                                                          (In millions)
Premiums
Reinsurance assumed..........................................  $    3,237   $        8   $        9
Reinsurance ceded............................................        (114)        (113)        (115)
                                                              -----------  -----------  -----------
  Net premiums...............................................  $    3,123   $     (105)  $     (106)
                                                              ===========  ===========  ===========
Universal life and investment-type product policy fees
Reinsurance assumed..........................................  $        1   $        1   $        1
Reinsurance ceded............................................         (19)          (7)         (17)
                                                              -----------  -----------  -----------
  Net universal life and investment-type product policy fees.  $      (18)  $       (6)  $      (16)
                                                              ===========  ===========  ===========
Other revenues
Reinsurance assumed..........................................  $      (11)  $      (12)  $      (19)
Reinsurance ceded............................................         505          572          533
                                                              -----------  -----------  -----------
  Net other revenues.........................................  $      494   $      560   $      514
                                                              ===========  ===========  ===========
Policyholder benefits and claims
Reinsurance assumed..........................................  $    3,138   $        1   $        4
Reinsurance ceded............................................        (152)        (145)        (153)
                                                              -----------  -----------  -----------
  Net policyholder benefits and claims.......................  $    2,986   $     (144)  $     (149)
                                                              ===========  ===========  ===========
Interest credited to policyholder account balances
Reinsurance assumed..........................................  $       31   $       29   $       30
Reinsurance ceded............................................         (12)         (13)         (12)
                                                              -----------  -----------  -----------
  Net interest credited to policyholder account balances.....  $       19   $       16   $       18
                                                              ===========  ===========  ===========
Other expenses
Reinsurance assumed..........................................  $       89   $       --   $       --
Reinsurance ceded............................................       1,055          516          533
                                                              -----------  -----------  -----------
  Net other expenses.........................................  $    1,144   $      516   $      533
                                                              ===========  ===========  ===========

   Information regarding the significant effects of affiliated reinsurance included on the consolidated balance sheets was as follows at:

                                                                             December 31,
                                                         ---------------------------------------------------
                                                                    2021                      2020
                                                         -------------------------  ------------------------
                                                           Assumed        Ceded       Assumed       Ceded
                                                         ------------ ------------  ----------- ------------
                                                                            (In millions)
Assets
Premiums, reinsurance and other receivables.............   $       25  $    11,710   $        1  $    12,453
Deferred policy acquisition costs and value of business
 acquired...............................................            6         (139)          --         (145)
                                                         ------------ ------------  ----------- ------------
  Total assets..........................................   $       31  $    11,571   $        1  $    12,308
                                                         ============ ============  =========== ============
Liabilities
Future policy benefits..................................   $    3,139  $       (10)  $       48  $       (14)
Policyholder account balances...........................          366           --          123           --
Other policy-related balances...........................           14           --            1            5
Other liabilities.......................................          894       12,190          864       12,816
                                                         ------------ ------------  ----------- ------------
  Total liabilities.....................................   $    4,413  $    12,180   $    1,036  $    12,807
                                                         ============ ============  =========== ============

                                    MLIC-50

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Reinsurance (continued)

  Effective April 1, 2021, the Company, through its wholly-owned subsidiary
Missouri Reinsurance, Inc., entered into an agreement to assume certain group annuity contracts issued in connection with a qualifying pension risk transfer on a modified coinsurance basis from MTL. The significant reinsurance effects to the Company were primarily increases in future policy benefits of
$3.1 billion at December 31, 2021, as well as premiums of $3.2 billion and policyholder benefits and claims of $3.1 billion for the year ended
December 31, 2021. Also, as a result of this agreement, other invested assets increased by $3.2 billion at December 31, 2021.

  The Company ceded two blocks of business to an affiliate on a 75% coinsurance with funds withheld basis. Certain contractual features of these agreements qualify as embedded derivatives, which are separately accounted for at estimated fair value on the Company's consolidated balance sheets. The embedded derivatives related to the funds withheld associated with these reinsurance agreements are included within other liabilities and were $31 million and
$45 million at December 31, 2021 and 2020, respectively. Net derivative gains
(losses) associated with these embedded derivatives were $15 million,
($24) million and ($17) million for the years ended December 31, 2021, 2020 and
2019, respectively.

  Certain contractual features of the closed block agreement with MRC create an embedded derivative, which is separately accounted for at estimated fair value on the Company's consolidated balance sheets. The embedded derivative related to the funds withheld associated with this reinsurance agreement is included within other liabilities and was $1.0 billion and $1.4 billion at December 31,
2021 and 2020, respectively. Net derivative gains (losses) associated with the embedded derivative were $341 million, ($387) million and ($535) million for the years ended December 31, 2021, 2020 and 2019, respectively.

  The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. The Company had $677 million and $606 million of unsecured affiliated reinsurance recoverable balances at December 31, 2021 and
2020, respectively.

  Affiliated reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on affiliated reinsurance were $10.1 billion and $11.0 billion at December 31, 2021 and 2020, respectively. The deposit liabilities on affiliated reinsurance were
$892 million and $863 million at December 31, 2021 and 2020, respectively.

6. Closed Block

  On April 7, 2000 (the "Demutualization Date"), Metropolitan Life Insurance
Company converted from a mutual life insurance company to a stock life insurance company and became a wholly-owned subsidiary of MetLife, Inc. The conversion was pursuant to an order by the New York Superintendent of Insurance approving Metropolitan Life Insurance Company's plan of reorganization, as amended (the "Plan of Reorganization"). On the Demutualization Date,
Metropolitan Life Insurance Company established a closed block for the benefit of holders of certain individual life insurance policies of Metropolitan Life
Insurance Company. Assets have been allocated to the closed block in an amount that has been determined to produce cash flows which, together with anticipated revenues from the policies included in the closed block, are reasonably expected to be sufficient to support obligations and liabilities relating to these policies, including, but not limited to, provisions for the payment of claims and certain expenses and taxes, and to provide for the continuation of policyholder dividend scales in effect for 1999, if the experience underlying such dividend scales continues, and for appropriate adjustments in such scales if the experience changes. At least annually, the Company compares actual and projected experience against the experience assumed in the then-current dividend scales. Dividend scales are adjusted periodically to give effect to changes in experience.

  The closed block assets, the cash flows generated by the closed block assets and the anticipated revenues from the policies in the closed block will benefit only the holders of the policies in the closed block. To the extent that, over time, cash flows from the assets allocated to the closed block and claims and other experience related to the closed block are, in the aggregate, more or less favorable than what was assumed when the closed block was established, total dividends paid to closed block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect for 1999 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to closed block policyholders and will not be available to stockholders. If the closed block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the closed block. The closed block will continue in effect as long as any policy in the closed block remains in-force. The expected life of the closed block is over 100 years from the Demutualization Date.

                                    MLIC-51

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Closed Block (continued)

  The Company uses the same accounting principles to account for the participating policies included in the closed block as it used prior to the
Demutualization Date. However, the Company establishes a policyholder dividend obligation for earnings that will be paid to policyholders as additional dividends as described below. The excess of closed block liabilities over closed block assets at the Demutualization Date (adjusted to eliminate the impact of related amounts in AOCI) represents the estimated maximum future earnings from the closed block expected to result from operations, attributed net of income tax, to the closed block. Earnings of the closed block are recognized in income over the period the policies and contracts in the closed block remain in-force. Management believes that over time the actual cumulative earnings of the closed block will approximately equal the expected cumulative earnings due to the effect of dividend changes. If, over the period the closed block remains in existence, the actual cumulative earnings of the closed block are greater than the expected cumulative earnings of the closed block, the
Company will pay the excess to closed block policyholders as additional policyholder dividends unless offset by future unfavorable experience of the closed block and, accordingly, will recognize only the expected cumulative earnings in income with the excess recorded as a policyholder dividend obligation. If over such period, the actual cumulative earnings of the closed block are less than the expected cumulative earnings of the closed block, the
Company will recognize only the actual earnings in income. However, the Company may change policyholder dividend scales in the future, which would be intended to increase future actual earnings until the actual cumulative earnings equal the expected cumulative earnings.

  Experience within the closed block, in particular mortality and investment yields, as well as realized and unrealized gains and losses, directly impact the policyholder dividend obligation. Amortization of the closed block DAC, which resides outside of the closed block, is based upon cumulative actual and expected earnings within the closed block. Accordingly, the Company's net income continues to be sensitive to the actual performance of the closed block.

  Closed block assets, liabilities, revenues and expenses are combined on a line-by-line basis with the assets, liabilities, revenues and expenses outside the closed block based on the nature of the particular item.

                                    MLIC-52

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Closed Block (continued)

   Information regarding the closed block liabilities and assets designated to the closed block was as follows at:

                                                                                             December 31,
                                                                                     ----------------------------
                                                                                          2021           2020
                                                                                     -------------  -------------
                                                                                             (In millions)
Closed Block Liabilities
Future policy benefits.............................................................. $      38,046  $      38,758
Other policy-related balances.......................................................           290            321
Policyholder dividends payable......................................................           253            337
Policyholder dividend obligation....................................................         1,682          2,969
Deferred income tax liability.......................................................           210            130
Other liabilities...................................................................           263            172
                                                                                     -------------  -------------
  Total closed block liabilities....................................................        40,744         42,687
                                                                                     -------------  -------------
Assets Designated to the Closed Block
Investments:
Fixed maturity securities available-for-sale, at estimated fair value...............        25,669         27,186
Mortgage loans......................................................................         6,417          6,807
Policy loans........................................................................         4,191          4,355
Real estate and real estate joint ventures..........................................           565            559
Other invested assets...............................................................           556            492
                                                                                     -------------  -------------
  Total investments.................................................................        37,398         39,399
Cash and cash equivalents...........................................................           126             --
Accrued investment income...........................................................           384            402
Premiums, reinsurance and other receivables.........................................            50             50
Current income tax recoverable......................................................            81             28
                                                                                     -------------  -------------
  Total assets designated to the closed block.......................................        38,039         39,879
                                                                                     -------------  -------------
  Excess of closed block liabilities over assets designated to the closed block.....         2,705          2,808
                                                                                     -------------  -------------
AOCI:
Unrealized investment gains (losses), net of income tax.............................         2,562          3,524
Unrealized gains (losses) on derivatives, net of income tax.........................           107             23
Allocated to policyholder dividend obligation, net of income tax....................        (1,329)        (2,346)
                                                                                     -------------  -------------
  Total amounts included in AOCI....................................................         1,340          1,201
                                                                                     -------------  -------------
  Maximum future earnings to be recognized from closed block assets and liabilities. $       4,045  $       4,009
                                                                                     =============  =============

   Information regarding the closed block policyholder dividend obligation was as follows:

                                                       Years Ended December 31,
                                              ------------------------------------------
                                                   2021          2020          2019
                                              -------------  ------------- -------------
                                                            (In millions)
Balance at January 1,........................  $      2,969   $      2,020  $        428
Change in unrealized investment and
 derivative gains (losses)...................        (1,287)           949         1,592
                                              -------------  ------------- -------------
Balance at December 31,......................  $      1,682   $      2,969  $      2,020
                                              =============  ============= =============

                                    MLIC-53

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Closed Block (continued)

   Information regarding the closed block revenues and expenses was as follows:

                                                      Years Ended December 31,
                                              ----------------------------------------
                                                  2021          2020          2019
                                              ------------  ------------  ------------
                                                            (In millions)
Revenues
Premiums..................................... $      1,298  $      1,498  $      1,580
Net investment income........................        1,541         1,596         1,740
Net investment gains (losses)................          (36)          (25)           (7)
Net derivative gains (losses)................           18           (17)           12
                                              ------------  ------------  ------------
 Total revenues..............................        2,821         3,052         3,325
                                              ------------  ------------  ------------
Expenses
Policyholder benefits and claims.............        2,150         2,330         2,291
Policyholder dividends.......................          621           791           924
Other expenses...............................           96           104           111
                                              ------------  ------------  ------------
 Total expenses..............................        2,867         3,225         3,326
                                              ------------  ------------  ------------
 Revenues, net of expenses before provision
   for income tax expense (benefit)..........          (46)         (173)           (1)
Provision for income tax expense (benefit)...          (10)          (36)           (2)
                                              ------------  ------------  ------------
 Revenues, net of expenses and provision for
   income tax expense (benefit).............. $        (36) $       (137) $          1
                                              ============  ============  ============

  Metropolitan Life Insurance Company charges the closed block with federal income taxes, state and local premium taxes and other state or local taxes, as well as investment management expenses relating to the closed block as provided in the Plan of Reorganization. Metropolitan Life Insurance Company also charges the closed block for expenses of maintaining the policies included in the closed block.

7. Investments

  See Note 9 for information about the fair value hierarchy for investments and the related valuation methodologies.

Investment Risks and Uncertainties

  Investments are exposed to the following primary sources of risk: credit, interest rate, liquidity, market valuation, currency and real estate risk. The financial statement risks, stemming from such investment risks, are those associated with the determination of estimated fair values, the diminished ability to sell certain investments in times of strained market conditions, the recognition of ACL and impairments, the recognition of income on certain investments and the potential consolidation of VIEs. The use of different methodologies, assumptions and inputs relating to these financial statement risks may have a material effect on the amounts presented within the consolidated financial statements.

  The determination of ACL and impairments is highly subjective and is based upon quarterly evaluations and assessments of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available.

  The recognition of income on certain investments (e.g. structured securities, including mortgage-backed securities, asset-backed securities ("ABS"), certain structured investment transactions and FVO Securities) is dependent upon certain factors such as prepayments and defaults, and changes in such factors could result in changes in amounts to be earned.

Fixed Maturity Securities AFS

  Fixed Maturity Securities AFS by Sector

    The following table presents fixed maturity securities AFS by sector. U.S.
  corporate and foreign corporate sectors include redeemable preferred stock.
  RMBS includes agency, prime, alternative and sub-prime mortgage-backed securities.

                                    MLIC-54

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

  ABS includes securities collateralized by corporate loans and consumer loans.
  Municipals includes taxable and tax-exempt revenue bonds and, to a much lesser extent, general obligations of states, municipalities and political subdivisions. Commercial mortgage-backed securities ("CMBS") primarily includes securities collateralized by multiple commercial mortgage loans.
  RMBS, ABS and CMBS are, collectively, "Structured Products."

                                                               December 31,
                      ----------------------------------------------------------------------------------------------
                                           2021                                            2020
                      ----------------------------------------------- ----------------------------------------------
                                     Gross Unrealized                                Gross Unrealized
                                ---------------------------                     --------------------------
                                Allowance                   Estimated           Allowance                  Estimated
                      Amortized for Credit                    Fair    Amortized for Credit                   Fair
Sector                  Cost       Loss     Gains   Losses    Value     Cost       Loss     Gains   Losses   Value
------                --------- ---------- -------- ------- --------- --------- ---------- -------- ------ ---------
                                                              (In millions)
U.S. corporate....... $  51,328  $   (30)  $  7,257 $   153 $  58,402 $  50,989   $  (43)  $  9,618 $  155 $  60,409
U.S. government and
 agency..............    26,782       --      4,568     128    31,222    24,620       --      6,178     27    30,771
Foreign corporate....    27,475      (10)     2,651     431    29,685    28,093       (8)     4,478    284    32,279
RMBS.................    22,082       --      1,198     135    23,145    22,552       --      1,706     32    24,226
ABS..................    12,787       --        127      35    12,879    12,456       --        169     50    12,575
Municipals...........     6,884       --      1,849       5     8,728     6,888       --      2,096      1     8,983
CMBS.................     6,686      (13)       237      32     6,878     6,503       --        381     55     6,829
Foreign government...     4,330       --        698      82     4,946     4,322       --        978     32     5,268
                      ---------  -------   -------- ------- --------- ---------   ------   -------- ------ ---------
 Total fixed
   maturity
   securities AFS.... $ 158,354  $  (53)   $ 18,585 $ 1,001 $ 175,885 $ 156,423    $ (51)  $ 25,604 $  636 $ 181,340
                      =========  =======   ======== ======= ========= =========   ======   ======== ====== =========

  Methodology for Amortization of Premium and Accretion of Discount on
  Structured Products

    Amortization of premium and accretion of discount on Structured Products considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the originally anticipated and the actual prepayments received and currently anticipated.
  Prepayment assumptions for Structured Products are estimated using inputs obtained from third-party specialists and based on management's knowledge of the current market. For credit-sensitive and certain prepayment-sensitive
  Structured Products, the effective yield is recalculated on a prospective basis. For all other Structured Products, the effective yield is recalculated on a retrospective basis.

  Maturities of Fixed Maturity Securities AFS

    The amortized cost, net of ACL, and estimated fair value of fixed maturity securities AFS, by contractual maturity date, were as follows at December 31,
  2021:

                                                       Due After Five
                                         Due After One     Years                                 Total Fixed
                             Due in One  Year Through   Through Ten   Due After Ten Structured     Maturity
                            Year or Less  Five Years       Years          Years      Products   Securities AFS
                            ------------ ------------- -------------- ------------- ----------- --------------
                                                              (In millions)
Amortized cost, net of ACL.  $    2,967   $    29,155   $    27,945    $    56,692  $    41,542  $    158,301
Estimated fair value.......  $    2,938   $    29,975   $    30,739    $    69,331  $    42,902  $    175,885

    Actual maturities may differ from contractual maturities due to the exercise of call or prepayment options. Fixed maturity securities AFS not due at a single maturity date have been presented in the year of final contractual maturity. Structured Products are shown separately, as they are not due at a single maturity.

                                    MLIC-55

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

  Continuous Gross Unrealized Losses for Fixed Maturity Securities AFS by Sector

    The following table presents the estimated fair value and gross unrealized losses of fixed maturity securities AFS in an unrealized loss position without an ACL by sector and aggregated by length of time that the securities have been in a continuous unrealized loss position.

                                                                        December 31,
                                    -------------------------------------------------------------------------------------
                                                       2021                                       2020
                                    ------------------------------------------ ------------------------------------------
                                                          Equal to or Greater                        Equal to or Greater
                                     Less than 12 Months     than 12 Months     Less than 12 Months     than 12 Months
                                    --------------------- -------------------- --------------------- --------------------
                                    Estimated    Gross    Estimated   Gross    Estimated    Gross    Estimated   Gross
                                      Fair     Unrealized   Fair    Unrealized   Fair     Unrealized   Fair    Unrealized
Sector & Credit Quality               Value      Losses     Value     Losses     Value      Losses     Value     Losses
-----------------------             ---------- ---------- --------- ---------- ---------- ---------- --------- ----------
                                                                    (Dollars in millions)
U.S. Corporate..................... $    4,503  $    83   $     784  $    70   $    2,351  $   112   $     230  $    36
U.S. government and agency.........     10,063       78         523       49        1,686       27          --       --
Foreign Corporate..................      4,079      199       1,348      232        2,431      225          34       59
RMBS...............................      7,481      111         314       24        1,119       20         128       12
ABS................................      5,643       25         593       10        2,561       18       2,233       32
Municipals.........................        154        4          17        1           51        1          --       --
CMBS...............................      1,613       20         355       12        1,110       41         306       14
Foreign Government.................        497       37         148       45          110        6         115       27
                                    ----------  -------   ---------  -------   ----------  -------   ---------  -------
  Total fixed maturity securities
   AFS............................. $   34,033  $   557   $   4,082  $   443   $   11,419  $   450   $   3,046  $   180
                                    ==========  =======   =========  =======   ==========  =======   =========  =======
Investment grade................... $   31,419  $   454   $   3,273  $   353   $    9,012  $   297   $   2,841  $   158
Below investment grade.............      2,614      103         809       90        2,407      153         205       22
                                    ----------  -------   ---------  -------   ----------  -------   ---------  -------
  Total fixed maturity securities
   AFS............................. $   34,033  $   557   $   4,082  $   443   $   11,419  $   450   $   3,046  $   180
                                    ==========  =======   =========  =======   ==========  =======   =========  =======
Total number of securities in an
 unrealized loss position..........      2,549                  427                   984                  385
                                    ==========            =========            ==========            =========

  Evaluation of Fixed Maturity Securities AFS for Credit Loss

   Evaluation and Measurement Methodologies

     Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used in the credit loss evaluation process include, but are not limited to:(i) the extent to which the estimated fair value has been below amortized cost, (ii) adverse conditions specifically related to a security, an industry sector or sub-sector, or an economically depressed geographic area, adverse change in the financial condition of the issuer of the security, changes in technology, discontinuance of a segment of the business that may affect future earnings, and changes in the quality of credit enhancement, (iii) payment structure of the security and likelihood of the issuer being able to make payments,
   (iv) failure of the issuer to make scheduled interest and principal payments, (v) whether the issuer, or series of issuers or an industry has suffered a catastrophic loss or has exhausted natural resources,
   (vi) whether the Company has the intent to sell or will more likely than not be required to sell a particular security before the decline in estimated fair value below amortized cost recovers, (vii) with respect to Structured
   Products, changes in forecasted cash flows after considering the changes in the financial condition of the underlying loan obligors and quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying assets backing a particular security, and the payment priority within the tranche structure of the security, (viii) changes in the rating of the security by a rating agency, and (ix) other subjective factors, including concentrations and information obtained from regulators.

                                    MLIC-56

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

     The methodology and significant inputs used to determine the amount of credit loss are as follows:

  .   The Company calculates the recovery value by performing a discounted cash flow analysis based on the present value of future cash flows. The discount rate is generally the effective interest rate of the security at the time of purchase for fixed-rate securities and the spot rate at the date of evaluation of credit loss for floating-rate securities.

  .   When determining collectability and the period over which value is expected to recover, the Company applies considerations utilized in its overall credit loss evaluation process which incorporates information regarding the specific security, fundamentals of the industry and geographic area in which the security issuer operates, and overall macroeconomic conditions. Projected future cash flows are estimated using assumptions derived from management's single best estimate, the most likely outcome in a range of possible outcomes, after giving consideration to a variety of variables that include, but are not limited to: payment terms of the security; the likelihood that the issuer can service the interest and principal payments; the quality and amount of any credit enhancements; the security's position within the capital structure of the issuer; possible corporate restructurings or asset sales by the issuer; any private and public sector programs to restructure foreign government securities and municipals; and changes to the rating of the security or the issuer by rating agencies.

  .   Additional considerations are made when assessing the unique features that apply to certain Structured Products including, but not limited to:
      the quality of underlying collateral, historical performance of the underlying loan obligors, historical rent and vacancy levels, changes in the financial condition of the underlying loan obligors, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying loans or assets backing a particular security, changes in the quality of credit enhancement and the payment priority within the tranche structure of the security.

     With respect to securities that have attributes of debt and equity
   ("perpetual hybrid securities"), consideration is given in the credit loss analysis as to whether there has been any deterioration in the credit of the issuer and the likelihood of recovery in value of the securities that are in a severe unrealized loss position. Consideration is also given as to whether any perpetual hybrid securities with an unrealized loss, regardless of credit rating, have deferred any dividend payments.

     After the adoption of credit loss guidance on January 1, 2020, in periods subsequent to the recognition of an initial ACL on a security, the Company reassesses credit loss quarterly. Subsequent increases or decreases in the expected cash flow from the security result in corresponding decreases or increases in the ACL which are recognized in earnings and reported within net investment gains (losses); however, the previously recorded ACL is not reduced to an amount below zero. Full or partial write-offs are deducted from the ACL in the period the security, or a portion thereof, is considered uncollectible. Recoveries of amounts previously written off are recorded to the ACL in the period received. When the Company has the intent to sell the security or it is more likely than not that the Company will be required to sell the security before recovery of its amortized cost, any ACL is written off and the amortized cost is written down to estimated fair value through a charge within net investment gains (losses), which becomes the new amortized cost of the security.

     Methodologies used during the year ended December 31, 2019 to evaluate the recoverability of a security in an unrealized loss position using OTTI guidance were similar to those used after the adoption of credit loss guidance on January 1, 2020, except: (i) the length of time estimated fair value had been below amortized cost was considered for securities, and
   (ii) for non-functional currency denominated securities, the impact from weakening non-functional currencies on securities that were near maturity was considered in the evaluation. In addition, measurement methodologies were similar, except: (i) a fair value floor was not utilized to limit the credit loss recognized in earnings, (ii) the amortized cost of securities was adjusted for the OTTI to the expected recoverable amount and an ACL was not utilized, (iii) subsequent to a credit loss being recognized, increases in expected cash flows from the security did not result in an immediate increase in valuation recognized in earnings through net investment gains
   (losses) from reduction of the ACL instead such increases in value were recorded as unrecognized unrealized gains in OCI, and (iv) in periods subsequent to the recognition of OTTI on a security, the Company accounted for the impaired security as if it had been purchased on the measurement date of the impairment; accordingly, the discount (or reduced premium) based on the new cost basis was accreted over the remaining term of the security in a prospective manner based on the amount and timing of estimated future cash flows.

                                    MLIC-57

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

  Evaluation of Fixed Maturity Securities AFS in an Unrealized Loss Position

     Gross unrealized losses on securities without an ACL increased
   $370 million for the year ended December 31, 2021 to $1.0 billion primarily due to increases in interest rates and widening of credit spreads.

     Gross unrealized losses on securities without an ACL that have been in a continuous gross unrealized loss position for 12 months or greater were
   $443 million at December 31, 2021, or 44% of the total gross unrealized losses on securities without an ACL.

   Investment Grade Fixed Maturity Securities AFS

     Of the $443 million of gross unrealized losses on securities without an
   ACL that have been in a continuous gross unrealized loss position for 12 months or greater, $353 million, or 80%, were related to 328 investment grade securities. Unrealized losses on investment grade securities are principally related to widening credit spreads since purchase and, with respect to fixed-rate securities, rising interest rates since purchase.

   Below Investment Grade Fixed Maturity Securities AFS

     Of the $443 million of gross unrealized losses on securities without an
   ACL that have been in a continuous gross unrealized loss position for 12 months or greater, $90 million, or 20%, were related to 99 below investment grade securities. Unrealized losses on below investment grade securities are principally related to U.S. and foreign corporate securities (primarily industrial and consumer) and are the result of significantly wider credit spreads resulting from higher risk premiums since purchase, largely due to economic and market uncertainty, as well as with respect to fixed-rate securities, rising interest rates since purchase. Management evaluates U.S.
   and foreign corporate securities based on several factors such as expected cash flows, financial condition and near-term and long-term prospects of the issuers.

   Current Period Evaluation

     At December 31, 2021, with respect to securities in an unrealized loss position without an ACL, the Company did not intend to sell these securities, and it was not more likely than not that the Company would be required to sell these securities before the anticipated recovery of the remaining amortized cost. Based on the Company's current evaluation of its securities in an unrealized loss position without an ACL, the Company concluded that these securities had not incurred a credit loss and should not have an ACL at December 31, 2021.

     Future provisions for credit loss will depend primarily on economic fundamentals, issuer performance (including changes in the present value of future cash flows expected to be collected), changes in credit ratings and collateral valuation.

Mortgage Loans

  Mortgage Loans by Portfolio Segment

    Mortgage loans are summarized as follows at:

                                                 December 31,
                               ------------------------------------------------
                                         2021                    2020
                               ------------------------ -----------------------
                                 Carrying      % of       Carrying      % of
 Portfolio Segment                Value        Total       Value        Total
 -----------------             ------------  ---------- ------------  ---------
                                            (Dollars in millions)
 Commercial...................  $    35,772       59.4%  $    38,528      58.0%
 Agricultural.................       15,450        25.7       16,426       24.7
 Residential..................        9,406        15.6       11,803       17.8
                               ------------  ---------- ------------  ---------
   Total amortized cost.......       60,628       100.7       66,757      100.5
 Allowance for credit loss....         (536)      (0.9)         (517)     (0.8)
                               ------------  ---------- ------------  ---------
 Subtotal mortgage loans, net.       60,092        99.8       66,240       99.7
 Residential -- FVO...........          127         0.2          165        0.3
                               ------------  ---------- ------------  ---------
   Total mortgage loans, net..  $    60,219      100.0%  $    66,405     100.0%
                               ============  ========== ============  =========

                                    MLIC-58

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

    The Company elects the FVO for certain residential mortgage loans that are managed on a total return basis, with changes in estimated fair value included in net investment income. See Note 9 for further information.

    The amount of net (discounts) premiums and deferred (fees) expenses, included within total amortized cost, primarily attributable to residential mortgage loans was ($736) million and ($925) million at December 31, 2021 and
  2020, respectively. The accrued interest income excluded from total amortized cost for commercial, agricultural and residential mortgage loans at
  December 31, 2021 was $140 million, $136 million and $77 million, respectively. The accrued interest income excluded from total amortized cost for commercial, agricultural and residential mortgage loans at
  December 31, 2020 was $164 million, $158 million, $101 million, respectively.

    Purchases of unaffiliated mortgage loans, consisting primarily of residential mortgage loans, were $1.4 billion, $2.8 billion and $4.0 billion for the years ended December 31, 2021, 2020 and 2019, respectively.

    The Company originates and acquires unaffiliated mortgage loans and simultaneously sells a portion to affiliates under master participation agreements. The aggregate amount of mortgage loan participation interests in unaffiliated mortgage loans sold by the Company to affiliates for the years ended December 31, 2021, 2020 and 2019 was $277 million, $59 million and
  $100 million, respectively. In connection with the mortgage loan participations, the Company collected mortgage loan principal and interest payments from unaffiliated borrowers on behalf of affiliates and remitted such receipts to the affiliates in the amount of $1.0 billion, $540 million and $951 million for the years ended December 31, 2021, 2020 and 2019, respectively.

    The Company originates mortgage loans through an affiliate. The affiliate originates and acquires mortgage loans and the Company simultaneously purchases participation interests under a master participation agreement. The aggregate amount of mortgage loan participation interests purchased by the
  Company from such affiliate for the years ended December 31, 2021, 2020 and
  2019 was $4.7 billion and $3.8 billion and $4.1 billion, respectively. In connection with the mortgage loan participations, the affiliate collected mortgage loan principal and interest payments on the Company's behalf and the affiliate remitted such payments to the Company in the amount of
  $1.9 billion, $696 million and $403 million for the years ended December 31,
  2021, 2020 and 2019, respectively.

  Rollforward of Allowance for Credit Loss for Mortgage Loans by Portfolio
  Segment

    The rollforward of ACL for mortgage loans, by portfolio segment, is as follows:

                                                                                     For the Years Ended December 31,
                                    ---------------------------------------------------------------------------------------
                                                       2021                                        2020
                                    ------------------------------------------  ------------------------------------------
                                    Commercial Agricultural Residential  Total  Commercial Agricultural Residential  Total
                                    ---------- ------------ ----------- ------  ---------- ------------ ----------- ------
                                                                                               (In millions)
Balance at January 1,..............   $  199      $  97       $  221    $  517    $  186      $  49       $   54    $  289
Adoption of credit loss guidance...       --         --           --        --       (87)        32          154        99
Provision (release)................       61          6          (25)       42       100         18           27       145
Initial credit losses on PCD
 loans (1).........................       --         --            3         3        --         --           18        18
Charge-offs, net of recoveries.....       --        (24)          (2)      (26)       --         (2)         (32)      (34)
                                      ------      -----       ------    ------    ------      -----       ------    ------
Balance at December 31,............   $  260      $  79       $  197    $  536    $  199      $  97       $  221    $  517
                                      ======      =====       ======    ======    ======      =====       ======    ======

                                    -------------------------------------------
                                                       2019
                                    ------------------------------------------
                                    Commercial Agricultural Residential  Total
                                    ---------- ------------ ----------- ------

Balance at January 1,..............   $  190      $  44        $  57    $  291
Adoption of credit loss guidance...       --         --           --        --
Provision (release)................       (4)        10            7        13
Initial credit losses on PCD
 loans (1).........................       --         --           --        --
Charge-offs, net of recoveries.....       --         (5)         (10)      (15)
                                      ------      -----        -----    ------
Balance at December 31,............   $  186      $  49        $  54    $  289
                                      ======      =====        =====    ======
--------
(1) Represents the initial credit losses accounted for as purchased financial assets with credit deterioration ("PCD").

                                    MLIC-59

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

   Allowance for Credit Loss Methodology

     After the adoption of credit loss guidance on January 1, 2020, the Company records an allowance for expected lifetime credit loss in earnings within net investment gains (losses) in an amount that represents the portion of the amortized cost basis of mortgage loans that the Company does not expect to collect, resulting in mortgage loans being presented at the net amount expected to be collected. In determining the Company's ACL, management applies significant judgment to estimate expected lifetime credit loss, including: (i) pooling mortgage loans that share similar risk characteristics, (ii) considering expected lifetime credit loss over the contractual term of its mortgage loans adjusted for expected prepayments and any extensions, and (iii) considering past events and current and forecasted economic conditions. Each of the Company's commercial, agricultural and residential mortgage loan portfolio segments are evaluated separately. The
   ACL is calculated for each mortgage loan portfolio segment based on inputs unique to each loan portfolio segment. On a quarterly basis, mortgage loans within a portfolio segment that share similar risk characteristics, such as internal risk ratings or consumer credit scores, are pooled for calculation of ACL. On an ongoing basis, mortgage loans with dissimilar risk characteristics (i.e., loans with significant declines in credit quality), collateral dependent mortgage loans (i.e., when the borrower is experiencing financial difficulty, including when foreclosure is reasonably possible or probable) and reasonably expected troubled debt restructurings ("TDRs")
   (i.e., the Company grants concessions to borrower that is experiencing financial difficulties) are evaluated individually for credit loss. The ACL for loans evaluated individually are established using the same methodologies for all three portfolio segments. For example, the ACL for a collateral dependent loan is established as the excess of amortized cost over the estimated fair value of the loan's underlying collateral, less selling cost when foreclosure is probable. Accordingly, the change in the estimated fair value of collateral dependent loans, which are evaluated individually for credit loss, is recorded as a change in the ACL which is recorded on a quarterly basis as a charge or credit to earnings in net investment gains (losses).

     During the year ended December 31, 2019, prior to the adoption of credit loss guidance on January 1, 2020, evaluation and measurement methodologies in determining the ACL were similar, except: (i) credit loss was recognized in earnings within net investment gains (losses) when incurred (when it was probable, based on current information and events, that all amounts due under the loan agreement would not be collected), (ii) pooling of loans with similar risk characteristics was permitted, but not required,
   (iii) forecasts of economic conditions were not considered in the evaluation, (iv) measurement of the expected lifetime credit loss over the contractual term, or expected term, was not considered in the measurement, and (v) the credit loss for loans evaluated individually could also be determined using either discounted cash flows using the loans' original effective interest rate or observable market prices.

   Commercial and Agricultural Mortgage Loan Portfolio Segments

     Commercial and agricultural mortgage loan ACL are calculated in a similar manner. Within each loan portfolio segment, commercial and agricultural, loans are pooled by internal risk rating. Estimated lifetime loss rates, which vary by internal risk rating, are applied to the amortized cost of each loan, excluding accrued investment income, on a quarterly basis to develop the ACL. Internal risk ratings are based on an assessment of the loan's credit quality, which can change over time. The estimated lifetime loss rates are based on several loan portfolio segment-specific factors, including (i) the Company's experience with defaults and loss severity,
   (ii) expected default and loss severity over the forecast period,
   (iii) current and forecasted economic conditions including growth, inflation, interest rates and unemployment levels, (iv) loan specific characteristics including loan-to-value ("LTV") ratios, and (v) internal risk ratings. These evaluations are revised as conditions change and new information becomes available. The Company uses its several decades of historical default and loss severity experience which capture multiple economic cycles. The Company uses a forecast of economic assumptions for a two-year period for most of its commercial and agricultural mortgage loans, while a one-year period is used for loans originated in certain markets.
   After the applicable forecast period, the Company reverts to its historical loss experience using a straight-line basis over two years. For evaluations of commercial mortgage loans, in addition to historical experience, management considers factors that include the impact of a rapid change to the economy, which may not be reflected in the loan portfolio, recent loss and recovery trend experience as compared to historical loss and recovery experience, and loan specific characteristics including debt service coverage ratios ("DSCR"). In estimating expected lifetime credit loss over the term of its commercial mortgage loans, the Company adjusts for expected prepayment and extension experience during the forecast period using historical prepayment and extension experience

                                    MLIC-60

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

   considering the expected position in the economic cycle and the loan profile
   (i.e., floating rate, shorter-term fixed rate and longer-term fixed rate)
   and after the forecast period using long-term historical prepayment experience. For evaluations of agricultural mortgage loans, in addition to historical experience, management considers factors that include increased stress in certain sectors, which may be evidenced by higher delinquency rates, or a change in the number of higher risk loans. In estimating expected lifetime credit loss over the term of its agricultural mortgage loans, the Company's experience is much less sensitive to the position in the economic cycle and by loan profile; accordingly, historical prepayment experience is used, while extension terms are not prevalent with the
   Company's agricultural mortgage loans.

     Commercial mortgage loans are reviewed on an ongoing basis, which review includes, but is not limited to, an analysis of the property financial statements and rent roll, lease rollover analysis, property inspections, market analysis, estimated valuations of the underlying collateral, LTV ratios, DSCR and tenant creditworthiness. The monitoring process focuses on higher risk loans, which include those that are classified as restructured, delinquent or in foreclosure, as well as loans with higher LTV ratios and lower DSCR. Agricultural mortgage loans are reviewed on an ongoing basis, which review includes, but is not limited to, property inspections, market analysis, estimated valuations of the underlying collateral, LTV ratios and borrower creditworthiness, as well as reviews on a geographic and property-type basis. The monitoring process for agricultural mortgage loans also focuses on higher risk loans.

     For commercial mortgage loans, the primary credit quality indicator is the
   DSCR, which compares a property's net operating income to amounts needed to service the principal and interest due under the loan. Generally, the lower the DSCR, the higher the risk of experiencing a credit loss. The Company also reviews the LTV ratio of its commercial mortgage loan portfolio. LTV ratios compare the unpaid principal balance of the loan to the estimated fair value of the underlying collateral. Generally, the higher the LTV ratio, the higher the risk of experiencing a credit loss. The DSCR and the values utilized in calculating the ratio are updated routinely. In addition, the LTV ratio is routinely updated for all but the lowest risk loans as part of the Company's ongoing review of its commercial mortgage loan portfolio.

     For agricultural mortgage loans, the Company's primary credit quality indicator is the LTV ratio. The values utilized in calculating this ratio are developed in connection with the ongoing review of the agricultural mortgage loan portfolio and are routinely updated.

     Commitments to lend: After loans are approved, the Company makes commitments to lend and, typically, borrowers draw down on some or all of the commitments. The timing of mortgage loan funding is based on the commitment expiration dates. A liability for credit loss for unfunded commercial and agricultural mortgage loan commitments that are not unconditionally cancellable is recognized in earnings and is reported within net investment gains (losses). The liability is based on estimated lifetime loss rates as described above and the amount of the outstanding commitments, which for lines of credit, considers estimated utilization rates. When the commitment is funded or expires, the liability is adjusted accordingly.

   Residential Mortgage Loan Portfolio Segment

     The Company's residential mortgage loan portfolio is comprised primarily of purchased closed end, amortizing residential mortgage loans, including both performing loans purchased within 12 months of origination and reperforming loans purchased after they have been performing for at least 12 months post-modification. Residential mortgage loans are pooled by loan type
   (i.e., new origination and reperforming) and pooled by similar risk profiles
   (including consumer credit score and LTV ratios). Estimated lifetime loss rates, which vary by loan type and risk profile, are applied to the amortized cost of each loan excluding accrued investment income on a quarterly basis to develop the ACL. The estimated lifetime loss rates are based on several factors, including (i) industry historical experience and expected results over the forecast period for defaults, (ii) loss severity,
   (iii) prepayment rates, (iv) current and forecasted economic conditions including growth, inflation, interest rates and unemployment levels, and
   (v) loan pool specific characteristics including consumer credit scores, LTV ratios, payment history and home prices. These evaluations are revised as conditions change and new information becomes available. The Company uses industry historical experience which captures multiple economic cycles as the Company has purchased most of its residential mortgage loans in the last five years. The Company uses a forecast of economic assumptions for a two-year period for most of its residential mortgage loans. After the applicable forecast period, the Company immediately reverts to industry historical loss experience.

                                    MLIC-61

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

     For residential mortgage loans, the Company's primary credit quality indicator is whether the loan is performing or nonperforming. The Company generally defines nonperforming residential mortgage loans as those that are
   60 or more days past due and/or in nonaccrual status which is assessed monthly. Generally, nonperforming residential mortgage loans have a higher risk of experiencing a credit loss.

  Mortgage Loan Concessions

     In response to the adverse economic impact of the COVID-19 pandemic, in
   2021 and 2020, the Company granted concessions to certain of its commercial, agricultural and residential mortgage loan borrowers, including payment deferrals and other loan modifications. The Company has elected the option under the Coronavirus Aid, Relief, and Economic Security Act ("CARES Act"),
   the Consolidated Appropriations Act, 2021 and the Interagency Statement on
   Loan Modifications and Reporting for Financial Institutions Working with
   Customers Affected by the Coronavirus (Revised) ("Interagency Statement")
   issued by bank regulatory agencies, not to account for or report qualifying concessions as TDRs and not to classify such loans as either past due or nonaccrual during the payment deferral period. Additionally, in accordance with the FASB's published response to a COVID-19 pandemic technical inquiry, the Company continues to accrue interest income on such loans that have deferred payment. The Company records an ACL on this accrued interest income through earnings, which is reported within net investment gains (losses).

   Commercial

     For some commercial mortgage loan borrowers (principally in the retail and hotel sectors), the Company granted concessions which were primarily interest and principal payment deferrals generally ranging from three to four months and, to a much lesser extent, maturity date extensions. Deferred commercial mortgage loan interest and principal payments were $23 million at
   December 31, 2021.

   Agricultural

     For some agricultural mortgage loan borrowers (principally in the annual crops and agribusiness sectors), the Company granted concessions which were primarily principal payment deferrals generally ranging from three to twelve months, and covenant changes and, to a much lesser extent, maturity date extensions. Deferred agricultural mortgage loan interest and principal payments were $4 million at December 31, 2021.

   Residential

     For some residential mortgage loan borrowers, the Company granted concessions which were primarily three-month interest and principal payment deferrals. Deferred residential mortgage loan interest and principal payments were $15 million at December 31, 2021.

   Troubled Debt Restructurings

     The Company assesses loan concessions prior to the issuance of, or outside the scope of, the CARES Act, the Consolidated Appropriations Act, 2021 and
   the Interagency Statement on a case-by-case basis to evaluate whether a TDR has occurred. The Company may grant concessions to borrowers experiencing financial difficulties, which, if not significant, are not classified as
   TDRs, while more significant concessions are classified as TDRs. Generally, the types of concessions include: reduction of the contractual interest rate, extension of the maturity date at an interest rate lower than current market interest rates, and/or a reduction of accrued interest. The amount, timing and extent of the concessions granted are considered in determining any ACL recorded.

     For both years ended December 31, 2021 and 2020, the Company did not have any commercial mortgage loans modified in a TDR; and did not have a significant amount of agricultural and residential mortgage loans modified in a TDR.

     For both years ended December 31, 2021 and 2020, the Company did not have a significant amount of mortgage loans modified in a TDR with subsequent payment default.

                                    MLIC-62

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

  Credit Quality of Mortgage Loans by Portfolio Segment

    The amortized cost of commercial mortgage loans by credit quality indicator and vintage year was as follows at December 31, 2021:

                                                                                             Revolving                % of
Credit Quality Indicator     2021       2020       2019       2018       2017       Prior      Loans       Total      Total
------------------------  ---------- ---------- ---------- ---------- ---------- ----------- ---------- ----------- ---------
                                                                 (Dollars in millions)
   LTV ratios:
   Less than 65%.........  $   3,402  $   3,128  $   2,938  $   3,730  $   2,760  $    8,859  $   2,443  $   27,260     76.2%
   65% to 75%............      1,017        551      2,021        933        337       1,611         --       6,470      18.1
   76% to 80%............         --         18        138        198        149         180         --         683       1.9
   Greater than 80%......         --         --         --         49        284       1,026         --       1,359       3.8
                          ---------- ---------- ---------- ---------- ---------- ----------- ---------- ----------- ---------
     Total...............  $   4,419  $   3,697  $   5,097  $   4,910  $   3,530  $   11,676  $   2,443  $   35,772    100.0%
                          ========== ========== ========== ========== ========== =========== ========== =========== =========
   DSCR:
    1.20x...............  $   4,018  $   3,306  $   4,698  $   4,500  $   3,190  $    9,101  $   2,164  $   30,977     86.6%
   1.00x - 1.20x.........        156         69          9        134         27         882         --       1,277       3.6
   <1.00x................        245        322        390        276        313       1,693        279       3,518       9.8
                          ---------- ---------- ---------- ---------- ---------- ----------- ---------- ----------- ---------
     Total...............  $   4,419  $   3,697  $   5,097  $   4,910  $   3,530  $   11,676  $   2,443  $   35,772    100.0%
                          ========== ========== ========== ========== ========== =========== ========== =========== =========

    The amortized cost of agricultural mortgage loans by credit quality indicator and vintage year was as follows at December 31, 2021:

                                                                                          Revolving                % of
Credit Quality Indicator     2021       2020       2019       2018      2017     Prior      Loans       Total      Total
------------------------  ---------- ---------- ---------- ---------- -------- ---------- ---------- ----------- ---------
                                                               (Dollars in millions)
   LTV ratios:
   Less than 65%.........  $   1,399  $   2,221  $   1,685  $   2,264  $   878  $   4,286  $     947  $   13,680     88.5%
   65% to 75%............        237        335        198        150       37        571        112       1,640      10.6
   76% to 80%............         --         --         --         --       --         11         --          11       0.1
   Greater than 80%......         --         --         76         --       --         43         --         119       0.8
                          ---------- ---------- ---------- ---------- -------- ---------- ---------- ----------- ---------
     Total...............  $   1,636  $   2,556  $   1,959  $   2,414  $   915  $   4,911  $   1,059  $   15,450    100.0%
                          ========== ========== ========== ========== ======== ========== ========== =========== =========

    The amortized cost of residential mortgage loans by credit quality indicator and vintage year was as follows at December 31, 2021:

                                                                                  Revolving             % of
Credit Quality Indicator    2021     2020     2019     2018     2017     Prior      Loans     Total     Total
------------------------  -------- -------- -------- -------- -------- ---------- --------- ---------- --------
                                                          (Dollars in millions)
Performance indicators:
Performing...............  $   277  $   200  $   811  $   470  $   194  $   7,036   $   --   $   8,988    95.6%
Nonperforming (1)........       --        3       46       15        1        353       --         418      4.4
                          -------- -------- -------- -------- -------- ----------  -------  ---------- --------
  Total..................  $   277  $   203  $   857  $   485  $   195  $   7,389   $   --   $   9,406   100.0%
                          ======== ======== ======== ======== ======== ==========  =======  ========== ========
--------
(1)Includes residential mortgage loans in process of foreclosure of $69 million and $102 million at December 31, 2021 and 2020, respectively.

    LTV ratios compare the unpaid principal balance of the loan to the estimated fair value of the underlying collateral. The amortized cost of commercial and agricultural mortgage loans with an LTV ratio in excess of
  100% was $680 million, or 1% of total commercial and agricultural mortgage loans at December 31, 2021.

                                    MLIC-63

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

  Past Due and Nonaccrual Mortgage Loans

    The Company has a high quality, well performing mortgage loan portfolio, with 99% of all mortgage loans classified as performing at both December 31,
  2021 and 2020. The Company defines delinquency consistent with industry practice, when mortgage loans are past due more than two or more months, as applicable, by portfolio segment. The past due and nonaccrual mortgage loans at amortized cost, prior to ACL, by portfolio segment, were as follows:

                                                        Greater than 90 Days Past Due and
                                Past Due                     Still Accruing Interest                   Nonaccrual
                   ----------------------------------- ----------------------------------- -----------------------------------
Portfolio Segment  December 31, 2021 December 31, 2020 December 31, 2021 December 31, 2020 December 31, 2021 December 31, 2020
-----------------  ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
                                                                  (In millions)
  Commercial......              $ --              $ --               $--               $--              $146            $  293
  Agricultural....               124               251                16                20               225               261
  Residential.....               418               516                --                54               418               503
                   ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Total.........              $542              $767               $16               $74              $789            $1,057
                   ================= ================= ================= ================= ================= =================

     The amortized cost for nonaccrual commercial, agricultural and residential mortgage loans at beginning of year 2020 was $167 million, $137 million and
   $377 million, respectively. The amortized cost for nonaccrual commercial mortgage loans with no ACL was $0 and $156 million at December 31, 2021 and
   2020, respectively. The amortized cost for nonaccrual agricultural mortgage loans with no ACL was $134 million and $173 million at December 31, 2021 and
   2020, respectively. There were no nonaccrual residential mortgage loans without an ACL at either December 31, 2021 or 2020.

  Purchased Investments with Credit Deterioration

     Investments that, as of the date of acquisition, have experienced a more-than-insignificant deterioration in credit quality since origination are classified as PCD. The amortized cost for PCD investments is the purchase price plus an ACL for the initial estimate of expected lifetime credit losses established upon purchase. Subsequent changes in the ACL on
   PCD investments are recognized in earnings and are reported in net investment gains (losses). The non-credit discount or premium is accreted or amortized to net investment income on an effective yield basis.

    The following table reconciles the contractual principal to the purchase price of PCD investments:

                                     For the Year Ended December 31, 2021
                                 ---------------------------------------------
                                                         Non-Credit
                                 Contractual   ACL at    (Discount)  Purchase
                                  Principal  Acquisition  Premium     Price
                                 ----------- ----------- ---------- ----------
                                                 (In millions)
 PCD residential mortgage loans.  $    514   $      (3)  $      32  $      543

    Prior to the adoption of credit loss guidance for the recognition of credit losses on financial instruments, the Company applied applicable guidance for investments acquired with evidence of credit quality deterioration since origination, known as PCI investments. The Company's PCI investments had an outstanding principal balance of $3.2 billion at December 31, 2019, which represents the contractually required principal and accrued interest payments whether or not currently due and a carrying value (estimated fair value of the investments plus accrued interest) of $2.7 billion at December 31, 2019.
  Accretion of accretable yield on PCI investments recognized in net investment income was $170 million for the year ended December 31, 2019.

                                    MLIC-64

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

Real Estate and Real Estate Joint Ventures

     The Company's real estate investment portfolio is diversified by property type, geography and income stream, including income from operating leases, operating income and equity in earnings from equity method real estate joint ventures. Real estate investments, by income type, as well as income earned, were as follows at and for the periods indicated:

                                                           December 31,           For the Years Ended December 31,
                                                    --------------------------- ------------------------------------
                                                        2021          2020         2021         2020        2019
                                                    ------------- ------------- ----------- -----------  -----------
Income Type                                               Carrying Value                       Income
-----------                                         --------------------------- ------------------------------------
                                                                             (In millions)
Leased real estate investments.....................  $      1,934  $      1,965  $      209  $      188   $      165
Other real estate investments......................           473           418         186         127          174
Real estate joint ventures.........................         5,466         5,095         180         (59)          62
                                                    ------------- ------------- ----------- -----------  -----------
  Total real estate and real estate joint ventures.  $      7,873  $      7,478  $      575  $      256   $      401
                                                    ============= ============= =========== ===========  ===========

   The carrying value of real estate investments acquired through foreclosure was $180 million and $18 million at December 31, 2021 and 2020, respectively.
 Depreciation expense on real estate investments was $86 million, $73 million and $62 million for the years ended December 31, 2021, 2020 and 2019, respectively. Real estate investments were net of accumulated depreciation of
 $581 million and $789 million at December 31, 2021 and 2020, respectively.

Leases

 Leased Real Estate Investments -- Operating Leases

   The Company, as lessor, leases investment real estate, principally commercial real estate for office and retail use, through a variety of operating lease arrangements, which typically include tenant reimbursement for property operating costs and options to renew or extend the lease. In some circumstances, leases may include an option for the lessee to purchase the property. In addition, certain leases of retail space may stipulate that a portion of the income earned is contingent upon the level of the tenants'
 revenues. The Company has elected a practical expedient of not separating non-lease components related to reimbursement of property operating costs from associated lease components. These property operating costs have the same timing and pattern of transfer as the related lease component, because they are incurred over the same period of time as the operating lease. Therefore, the combined component is accounted for as a single operating lease. Risk is managed through lessee credit analysis, property type diversification, and geographic diversification. Leased real estate investments and income earned, by property type, were as follows at and for the periods indicated:

                                                   December 31,          For the Years Ended December 31,
                                            --------------------------- -----------------------------------
                                                2021          2020         2021        2020        2019
                                            ------------- ------------- ----------- ----------- -----------
Property Type                                     Carrying Value                      Income
-------------                               --------------------------- -----------------------------------
                                                                     (In millions)
Leased real estate investments:
  Office...................................  $        782  $        661  $       73  $       31  $       49
  Apartment................................           506           516          40          40           3
  Retail...................................           363           498          44          66          70
  Industrial...............................           260           258          52          50          42
  Land.....................................            23            23          --           1          --
  Other....................................            --             9          --          --           1
                                            ------------- ------------- ----------- ----------- -----------
    Total leased real estate investments...  $      1,934  $      1,965  $      209  $      188  $      165
                                            ============= ============= =========== =========== ===========

    Future contractual receipts under operating leases at December 31, 2021 were $141 million in 2022, $140 million in 2023, $122 million in 2024, $109 million in 2025, $93 million in 2026, $243 million thereafter and, in total, were $848 million.

                                    MLIC-65

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

  Leveraged and Direct Financing Leases

    The Company has diversified leveraged and direct financing lease portfolios. Its leveraged leases principally include renewable energy generation facilities, rail cars, commercial real estate and commercial aircraft, and its direct financing leases principally include renewable energy generation facilities. These assets are leased through a variety of lease arrangements, which may include options to renew or extend the lease and options for the lessee to purchase the property. Residual values are estimated using available third-party data at inception of the lease. Risk is managed through lessee credit analysis, asset allocation, geographic diversification, and ongoing reviews of estimated residual values, using available third-party data. Generally, estimated residual values are not guaranteed by the lessee or a third party.

    Investment in leveraged and direct financing leases consisted of the following at:

                                        December 31, 2021         December 31, 2020
                                    ------------------------  ------------------------
                                                   Direct                    Direct
                                     Leveraged    Financing    Leveraged    Financing
                                      Leases       Leases       Leases       Leases
                                    -----------  -----------  -----------  -----------
                                                       (In millions)
Lease receivables, net (1).........  $      542   $      141   $      597   $      210
Estimated residual values..........         560           39          573           42
                                    -----------  -----------  -----------  -----------
  Subtotal.........................       1,102          180        1,170          252
Unearned income....................        (284)         (42)        (318)         (74)
                                    -----------  -----------  -----------  -----------
  Investment in leases, before ACL.         818          138          852          178
ACL................................         (31)          (1)         (36)          (2)
                                    -----------  -----------  -----------  -----------
  Investment in leases, net of ACL.  $      787   $      137   $      816   $      176
                                    ===========  ===========  ===========  ===========
--------
(1) Future contractual receipts under direct financing leases at December 31,
    2021 were $18 million in 2022, $18 million in 2023, $18 million in 2024,
    $18 million in 2025, $16 million in 2026, $53 million thereafter and, in total, were $141 million.

    Lease receivables are generally due in periodic installments. The payment periods for leveraged leases generally range from one to 10 years, but in certain circumstances can be over 10 years, while the payment periods for direct financing leases generally range from one to 12 years. For lease receivables, the primary credit quality indicator is whether the lease receivable is performing or nonperforming, which is assessed monthly. The
  Company generally defines nonperforming lease receivables as those that are
  90 days or more past due. At both December 31, 2021 and 2020, all lease receivables were performing.

    The deferred income tax liability related to leveraged leases was
  $272 million and $287 million at December 31, 2021 and 2020, respectively.

    The components of income from investment in leveraged and direct financing leases, excluding net investment gains (losses), were as follows:

                                                             For the Years Ended December 31,
                                              --------------------------------------------------------------
                                                      2021                 2020                 2019
                                              -------------------- -------------------- --------------------
                                                          Direct               Direct               Direct
                                              Leveraged  Financing Leveraged  Financing Leveraged  Financing
                                               Leases     Leases    Leases     Leases    Leases     Leases
                                              ---------- --------- ---------- --------- ---------- ---------
                                                                      (In millions)
Lease investment income......................  $      34  $     11  $      36  $     11  $      37  $     12
Less: Income tax expense.....................          7         2          8         2          8         3
                                              ---------- --------- ---------- --------- ---------- ---------
  Lease investment income, net of income tax.  $      27  $      9  $      28  $      9  $      29  $      9
                                              ========== ========= ========== ========= ========== =========

                                    MLIC-66

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

    After the adoption of credit loss guidance on January 1, 2020, the Company records an allowance for expected lifetime credit loss in earnings within investment gains (losses) in an amount that represents the portion of the investment in leases that the Company does not expect to collect, resulting in the investment in leases being presented at the net amount expected to be collected. In determining the ACL, management applies significant judgment to estimate expected lifetime credit loss, including: (i) pooling leases that share similar risk characteristics, (ii) considering expected lifetime credit loss over the contractual term of the lease, and (iii) considering past events and current and forecasted economic conditions. Leases with dissimilar risk characteristics are evaluated individually for credit loss. Expected lifetime credit loss on leveraged and direct financing lease receivables is estimated using a probability of default and loss given default model, where the probability of default incorporates third party credit ratings of the lessee and the related historical default data. The Company also assesses the non-guaranteed residual values for recoverability by comparison to the current estimated fair value of the leased asset and considers other relevant market information such as independent third-party forecasts, consulting, asset brokerage and investment banking reports and data, comparable market transactions, and factors such as the competitive dynamics impacting specific industries, technological change and obsolescence, government and regulatory rules, tax policy, potential environmental liabilities and litigation.

    During the year ended December 31, 2019, prior to the adoption of credit loss guidance on January 1, 2020, lease impairment losses were recognized in earnings within investment gains (losses) as incurred. Under the incurred loss model, if all amounts due under the lease agreement would not be collected based on current information and events, an impairment loss was recognized in earnings. The impairment loss was recorded as a reduction of the investment in lease and within net investment gains (losses).

 Other Invested Assets

   Other invested assets is comprised primarily of freestanding derivatives with positive estimated fair values (see Note 8), affiliated investments (see
 "-- Related Party Investment Transactions"), tax credit and renewable energy partnerships, annuities funding structured settlement claims (see Note 1), leveraged and direct financing leases (see "-- Leases -- Leveraged and Direct
 Financing Leases"), operating joint ventures (see Note 1) and FHLB common stock (see "-- Invested Assets on Deposit and Pledged as Collateral") FVO
 Securities and equity securities. See "-- Related Party Investment
 Transactions" for information regarding affiliated investments.

  Tax Credit Partnerships

   The carrying value of tax credit partnerships was $937 million and
 $1.1 billion at December 31, 2021 and 2020, respectively. Losses from tax credit partnerships included within net investment income were $197 million,
 $225 million and $240 million for the years ended December 31, 2021, 2020 and
 2019, respectively.

  FVO Securities and Equity Securities

   The following table presents FVO Securities and equity securities by security type. Common stock includes common stock and mutual funds.

                                                                   December 31,
                                  -------------------------------------------------------------------------------
                                                   2021                                    2020
                                  --------------------------------------- ---------------------------------------
                                              Net Unrealized   Estimated              Net Unrealized   Estimated
Security Type                       Cost    Gains (Losses) (1) Fair Value   Cost    Gains (Losses) (1) Fair Value
-------------                     --------- ------------------ ---------- --------- ------------------ ----------
                                                                   (In millions)
FVO Securities...................  $    598       $   250       $    848   $    544      $    144       $    688
                                  =========      ========      =========  =========     =========      =========
Equity securities
  Common stock...................  $     88       $    32       $    120   $    291      $    (73)      $    218
  Non-redeemable preferred stock.       107            (1)           106        189             2            191
                                  ---------      --------      ---------  ---------     ---------      ---------
    Total equity securities......  $    195       $    31       $    226   $    480      $    (71)      $    409
                                  =========      ========      =========  =========     =========      =========
--------
(1)Represents cumulative changes in estimated fair value, recognized in earnings, and not in OCI.

                                    MLIC-67

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

Cash Equivalents

  Cash equivalents, which includes securities and other investments with an original or remaining maturity of three months or less at the time of purchase, was $4.7 billion and $6.8 billion, principally at estimated fair value, at
December 31, 2021 and 2020, respectively.

Net Unrealized Investment Gains (Losses)

  Unrealized investment gains (losses) on fixed maturity securities AFS and derivatives and the effect on policyholder liabilities, DAC, VOBA and DSI that would result from the realization of the unrealized gains (losses), are included in net unrealized investment gains (losses) in AOCI.

  The components of net unrealized investment gains (losses), included in AOCI, were as follows:

                                                       December 31,
                                         ----------------------------------------
                                             2021          2020          2019
                                         ------------  ------------  ------------
                                                       (In millions)
Fixed maturity securities AFS...........  $    17,586   $    24,954   $    15,177
Derivatives.............................        2,370         2,259         2,043
Other...................................          377           235           210
                                         ------------  ------------  ------------
 Subtotal...............................       20,333        27,448        17,430
                                         ------------  ------------  ------------
Amounts allocated from:
Policyholder liabilities................       (5,962)      (10,572)       (3,141)
DAC, VOBA and DSI.......................       (1,357)       (1,511)       (1,051)
                                         ------------  ------------  ------------
 Subtotal...............................       (7,319)      (12,083)       (4,192)
Deferred income tax benefit (expense)...       (2,657)       (3,190)       (2,742)
                                         ------------  ------------  ------------
Net unrealized investment gains (losses)  $    10,357   $    12,175   $    10,496
                                         ============  ============  ============

  The changes in net unrealized investment gains (losses) were as follows:

                                                                                   Years Ended December 31,
                                                                           ---------------------------------------
                                                                               2021          2020          2019
                                                                           ------------  ------------  -----------
                                                                                        (In millions)
Balance at January 1,.....................................................  $    12,175   $    10,496   $    3,897
Cumulative effects of changes in accounting principles, net of income tax.           --            --           17
Unrealized investment gains (losses) during the year......................       (7,115)       10,018       11,520
Unrealized investment gains (losses) relating to:
Policyholder liabilities..................................................        4,610        (7,431)      (2,708)
DAC, VOBA and DSI.........................................................          154          (460)        (480)
Deferred income tax benefit (expense).....................................          533          (448)      (1,750)
                                                                           ------------  ------------  -----------
Balance at December 31,...................................................  $    10,357   $    12,175   $   10,496
                                                                           ============  ============  ===========
Change in net unrealized investment gains (losses)........................  $    (1,818)  $     1,679   $    6,599
                                                                           ============  ============  ===========

Concentrations of Credit Risk

  There were no investments in any counterparty that were greater than 10% of the Company's equity, other than the U.S. government and its agencies, at both
December 31, 2021 and 2020.

                                    MLIC-68

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

Securities Lending Transactions and Repurchase Agreements

  Securities, Collateral and Reinvestment Portfolio

  A summary of these transactions and agreements accounted for as secured borrowings were as follows:

                                                                December 31,
                       ----------------------------------------------------------------------------------------------
                                            2021                                            2020
                       ----------------------------------------------- ----------------------------------------------
                           Securities (1)                                  Securities (1)
                       ------------------                              ------------------
                                               Cash                                            Cash
                                            Collateral   Reinvestment                       Collateral   Reinvestment
                                          Received from  Portfolio at                     Received from  Portfolio at
                         Estimated Fair   Counterparties   Estimated       Estimated      Counterparties  Estimated
Agreement Type               Value             (2)        Fair Value       Fair Value          (2)        Fair Value
--------------         ------------------ -------------- ------------- ------------------ -------------- ------------
                                                         (In millions)
Securities lending....    $    14,689      $    14,977    $    15,116     $    13,289      $    13,566   $    13,739
Repurchase agreements.    $     3,416      $     3,325    $     3,357     $     3,276      $     3,210   $     3,251

--------
(1)These securities are included within fixed maturity securities AFS and short-term investments.

(2)The liability for cash collateral is included within payables for collateral under securities loaned and other transactions.

Contractual Maturities

      Contractual maturities of these transactions and agreements accounted for as secured borrowings were as follows:

                                                                         December 31,
                                       ---------------------------------------------------------------------------------
                                                         2021                                     2020
                                       ---------------------------------------- ----------------------------------------
                                                 Remaining Maturities                     Remaining Maturities
                                       ---------------------------------------- ----------------------------------------
                                                        Over 1  Over 6                           Over 1  Over 6
                                                        Month   Months                           Month   Months
                                                1 Month  to 6    to 1                    1 Month  to 6    to 1
Security Type                          Open (1) or Less Months   Year   Total   Open (1) or Less Months   Year   Total
-------------                          -------- ------- ------- ------ -------- -------- ------- ------- ------ --------
                                                                         (In millions)
Cash collateral liability by security
 type:
  Securities lending:
    U.S. government and agency........ $ 3,996  $ 5,279 $ 5,702  $ --  $ 14,977 $ 1,705  $ 8,768 $ 3,093  $ --  $ 13,566

  Repurchase agreements:
    U.S. government and agency........ $    --  $ 3,325 $    --  $ --  $  3,325 $    --  $ 3,210 $    --  $ --  $  3,210

--------
(1)The related security could be returned to the Company on the next business day, which would require the Company to immediately return the cash collateral.

  If the Company is required to return significant amounts of cash collateral on short notice and is forced to sell investments to meet the return obligation, it may have difficulty selling such collateral that is invested in a timely manner, be forced to sell investments in a volatile or illiquid market for less than what otherwise would have been realized under normal market conditions, or both.

  The securities lending and repurchase agreements reinvestment portfolios consist principally of high quality, liquid, publicly-traded fixed maturity securities AFS, short-term investments, cash equivalents or cash. If the securities or the reinvestment portfolio become less liquid, liquidity resources within the general account are available to meet any potential cash demands when securities are put back by the counterparty.

                                    MLIC-69

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

Invested Assets on Deposit and Pledged as Collateral

   Invested assets on deposit and pledged as collateral are presented below at estimated fair value for all asset classes, except mortgage loans, which are presented at carrying value and were as follows at:

                                                                   December 31,
                                                              -----------------------
                                                                 2021        2020
                                                              ----------- -----------
                                                                   (In millions)
Invested assets on deposit (regulatory deposits)............. $       118 $       123
Invested assets pledged as collateral (1)....................      20,390      22,405
                                                              ----------- -----------
  Total invested assets on deposit and pledged as collateral. $    20,508 $    22,528
                                                              =========== ===========
--------
(1) The Company has pledged invested assets in connection with various agreements and transactions, including funding agreements (see Note 3), derivative transactions (see Note 8) and secured debt (see Note 11).

  See "-- Securities Lending Transactions and Repurchase Agreements" for
information regarding securities supporting securities lending transactions and repurchase agreements and Note 6 for information regarding investments designated to the closed block. In addition, the Company's investment in FHLB common stock, included within other invested assets, which is considered restricted until redeemed by the issuers, was $718 million and $765 million, at redemption value, at December 31, 2021 and 2020, respectively.

Collectively Significant Equity Method Investments

  The Company holds investments in real estate joint ventures, real estate funds and other limited partnership interests consisting of private equity funds, hedge funds, real estate joint ventures and real estate funds. The portion of these investments accounted for under the equity method had a carrying value of $16.1 billion at December 31, 2021. The Company's maximum exposure to loss related to these equity method investments is limited to the carrying value of these investments plus unfunded commitments of $3.3 billion at December 31, 2021. Except for certain real estate joint ventures and certain funds, the Company's investments in its remaining real estate funds and other limited partnership interests are generally of a passive nature in that the
Company does not participate in the management of the entities.

  As described in Note 1, the Company generally recognizes its share of earnings in its equity method investments within net investment income using a three-month lag in instances where the investee's financial information is not sufficiently timely or when the investee's reporting period differs from the
Company's reporting period. Aggregate net investment income from these equity method investments exceeded 10% of the Company's consolidated pre-tax income
(loss) for the three most recent annual periods.

  The following aggregated summarized financial data reflects the latest available financial information and does not represent the Company's proportionate share of the assets, liabilities, or earnings of such entities.

  Aggregate total assets of these entities totaled $1.0 trillion and
$593.9 billion at December 31, 2021 and 2020, respectively. Aggregate total liabilities of these entities totaled $126.4 billion and $80.5 billion at
December 31, 2021 and 2020, respectively. Aggregate net income (loss) of these entities totaled $218.6 billion, $34.4 billion and $40.9 billion for the years ended December 31, 2021, 2020 and 2019, respectively. Aggregate net income (loss) from the underlying entities in which the Company invests is primarily comprised of investment income, including recurring investment income and realized and unrealized investment gains (losses).

Variable Interest Entities

  The Company has invested in legal entities that are VIEs. In certain instances, the Company holds both the power to direct the most significant activities of the entity, as well as an economic interest in the entity and, as such, is deemed to be the primary beneficiary or consolidator of the entity.
The determination of the VIE's primary beneficiary requires an evaluation of the contractual and implied rights and obligations associated with each party's relationship with or involvement in the entity.

                                    MLIC-70

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

  Consolidated VIEs

    Creditors or beneficial interest holders of VIEs where the Company is the primary beneficiary have no recourse to the general credit of the Company, as the Company's obligation to the VIEs is limited to the amount of its committed investment.

    The following table presents the total assets and total liabilities relating to investment related VIEs for which the Company has concluded that it is the primary beneficiary and which are consolidated at:

                                                                                       December 31,
                                                                       ---------------------------------------------
                                                                                2021                   2020
                                                                       ---------------------- ----------------------
                                                                         Total       Total      Total       Total
Asset Type                                                               Assets   Liabilities   Assets   Liabilities
----------                                                             ---------- ----------- ---------- -----------
                                                                                       (In millions)
Real estate joint ventures (1)........................................ $    1,094   $    --   $    1,435   $   --
Investment funds (primarily mortgage loans) (2).......................        226        --          201       --
Other (primarily other invested assets and cash and cash equivalents).        101        --            4        5
Renewable energy partnership (primarily other invested assets)........         79        --           87       --
                                                                       ---------- ----------- ---------- -----------
  Total............................................................... $    1,500   $    --   $    1,727   $    5
                                                                       ========== =========== ========== ===========
--------
(1) The Company's investment in affiliated real estate joint ventures was $1.0 billion and $1.3 billion at December 31, 2021 and 2020, respectively. Other affiliates' investments in these affiliated real estate joint ventures were
    $112 million and $130 million at December 31, 2021 and 2020, respectively.

(2) The Company's investment in affiliated investment funds was $187 million and $164 million, at December 31, 2021 and 2020, respectively. Other affiliates' investments in these affiliated investment funds were $39 million and $37 million at December 31, 2021 and 2020, respectively.

  Unconsolidated VIEs

    The carrying amount and maximum exposure to loss relating to VIEs in which the Company holds a significant variable interest but is not the primary beneficiary and which have not been consolidated were as follows at:

                                                          December 31,
                                     -------------------------------------------------------
                                                2021                        2020
                                     --------------------------- ---------------------------
                                                      Maximum                     Maximum
                                        Carrying     Exposure       Carrying     Exposure
Asset Type                              Amount       to Loss (1)    Amount       to Loss (1)
----------                           ------------- ------------- ------------- -------------
                                                          (In millions)
Fixed maturity securities AFS (2)... $      43,653 $      43,653 $      43,708 $      43,708
Other limited partnership interests.         8,005        11,057         5,247         8,589
Other invested assets...............         1,605         1,815         1,436         1,517
Real estate joint ventures..........            97           100            18            21
                                     ------------- ------------- ------------- -------------
  Total............................. $      53,360 $      56,625 $      50,409 $      53,835
                                     ============= ============= ============= =============
--------
(1) The maximum exposure to loss relating to fixed maturity securities AFS is equal to their carrying amounts or the carrying amounts of retained interests. The maximum exposure to loss relating to other limited partnership interests and real estate joint ventures is equal to the carrying amounts plus any unfunded commitments. For certain of its investments in other invested assets, the Company's return is in the form of income tax credits which are guaranteed by creditworthy third parties.
    For such investments, the maximum exposure to loss is equal to the carrying amounts plus any unfunded commitments, reduced by income tax credits guaranteed by third parties of $5 million and $3 million at December 31,
    2021 and 2020, respectively. Such a maximum loss would be expected to occur only upon bankruptcy of the issuer or investee.

                                    MLIC-71

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

(2) For variable interests in Structured Products included within fixed maturity securities AFS, the Company's involvement is limited to that of a passive investor in mortgage-backed or asset-backed securities issued by trusts that do not have substantial equity.

    As described in Note 16, the Company makes commitments to fund partnership investments in the normal course of business. Excluding these commitments, the Company did not provide financial or other support to investees designated as VIEs for each of the years ended December 31, 2021, 2020 and
  2019.

    The Company securitizes certain residential mortgage loans and acquires an interest in the related RMBS issued. While the Company has a variable interest in the issuer of the securities, it is not the primary beneficiary of the issuer of the securities since it does not have any rights to remove the servicer or veto rights over the servicer's actions. The resulting gains
  (losses) from the securitizations are included within net investment gains
  (losses). The estimated fair value of the related RMBS acquired in connection with the securitizations is included in the carrying amount and maximum exposure to loss for Structured Products presented in the table above.

    The Company did not securitize any loans during 2021. The carrying value and the estimated fair value of residential mortgage loans securitized during the year ended December 31, 2020 were $308 million and $313 million, respectively. Gains on securitizations were $5 million and $24 million for the years ended December 31, 2020 and 2019, respectively, which are included within net investment gains (losses). The estimated fair value of RMBS acquired in connection with these securitizations was $0 and $43 million at
  December 31, 2021 and 2020, respectively.

    See Note 9 for information on how the estimated fair value of mortgage loans and RMBS is determined, the valuation approaches and key inputs, their placement in the fair value hierarchy, and for certain RMBS, quantitative information about the significant unobservable inputs and the sensitivity of their estimated fair value to changes in those inputs.

Net Investment Income

   The composition of net investment income by asset type was as follows:

                                                       For the Years Ended December 31,
                                                   -----------------------------------------
Asset Type                                             2021          2020          2019
----------                                         ------------- ------------- -------------
                                                                 (In millions)
Fixed maturity securities AFS.....................   $     6,101   $     6,535   $     7,015
Equity securities.................................            16            25            35
Mortgage loans....................................         2,661         2,836         3,147
Policy loans......................................           292           305           307
Real estate and real estate joint ventures........           575           256           401
Other limited partnership interests...............         3,161           633           545
Cash, cash equivalents and short-term investments.            11            77           183
FVO Securities....................................           102            48            74
Operating joint venture...........................            65            80            69
Other.............................................           142           154           221
                                                   ------------- ------------- -------------
  Subtotal investment income......................        13,126        10,949        11,997
Less: Investment expenses.........................           640           699         1,024
                                                   ------------- ------------- -------------
  Net investment income...........................   $    12,486   $    10,250   $    10,973
                                                   ============= ============= =============

    Net investment income included realized and unrealized gains (losses), recognized in earnings, of $190 million,$96 million, and $108 million for the years ended December 31, 2021, 2020 and 2019, respectively. The amount includes realized gains (losses) on sales and disposals, primarily related to
  FVO Securities, of $22 million, $2 million and $20 million for the years ended December 31, 2021, 2020 and 2019, respectively. The amount also includes unrealized gains (losses), representing changes in estimated fair value, recognized in earnings, primarily related to FVO Securities, of
  $168 million, $94 million, and $88 million for the years ended December 31,
  2021, 2020 and 2019, respectively.

                                    MLIC-72

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

    Changes in estimated fair value subsequent to purchase of equity-linked notes included within FVO Securities, still held at the end of the respective periods and included in net investment income were $77 million, $46 million and $74 million for the years ended December 31, 2021, 2020 and 2019, respectively.

    See "-- Related Party Investment Transactions" for discussion of affiliated net investment income and investment expenses.

    Net investment income from equity method investments, comprised primarily of real estate joint ventures, other limited partnership interests, tax credit and renewable energy partnerships and an operating joint venture, was
  $3.2 billion, $427 million and $458 million for the years ended December 31,
  2021, 2020 and 2019, respectively.

Net Investment Gains (Losses)

  Net Investment Gains (Losses) by Asset Type and Transaction Type

    The composition of net investment gains (losses) by asset type and transaction type was as follows:

                                                                                                 Years Ended December 31,
                                                                                             --------------------------
Asset Type                                                                                      2021      2020     2019
----------                                                                                   --------   ------  --------
                                                                                                    (In millions)
Fixed maturity securities AFS...............................................................  $   (49)   $ (58)  $    12
Equity securities...........................................................................       40      (76)       50
Mortgage loans..............................................................................      (34)    (188)      (13)
Real estate and real estate joint ventures (excluding changes in estimated fair value)......      568        7       396
Other limited partnership interests (excluding changes in estimated fair value).............      (15)     (12)        3
Other gains (losses)........................................................................      109      293       (46)
                                                                                             --------   ------  --------
  Subtotal..................................................................................      619      (34)      402
Change in estimated fair value of other limited partnership interests and real estate joint
 ventures...................................................................................       45       (5)      (15)
Non-investment portfolio gains (losses).....................................................      (12)     (34)      (41)
                                                                                             --------   ------  --------
  Subtotal..................................................................................       33      (39)      (56)
                                                                                             --------   ------  --------
    Net investment gains (losses)...........................................................  $   652    $ (73)  $   346
                                                                                             ========   ======  ========

Transaction Type
----------------
Realized gains (losses) on investments sold or disposed.....................................  $   579    $ 306   $   517
Impairment (losses).........................................................................      (24)     (50)     (142)
Recognized gains (losses):
  Change in allowance for credit loss recognized in earnings................................      (41)    (204)      (10)
  Unrealized net gains (losses) recognized in earnings......................................      150      (91)       22
                                                                                             --------   ------  --------
    Total recognized gains (losses).........................................................      664      (39)      387
                                                                                             --------   ------  --------
Non-investment portfolio gains (losses).....................................................      (12)     (34)      (41)
                                                                                             --------   ------  --------
    Net investment gains (losses)...........................................................  $   652    $ (73)  $   346
                                                                                             ========   ======  ========

   Net realized investment gains (losses) of $601 million, $308 million and
$537 million for the years ended December 31, 2021, 2020 and 2019, respectively, represent realized gains (losses) on sales and disposals from all invested asset classes, including realized gains (losses) on sales and disposals recognized in net investment income, primarily related to FVO
Securities.

  Changes in estimated fair value subsequent to purchase of equity securities still held as of the end of the period included in net investment gains
(losses) were $10 million, ($80) million and $31 million for the years ended
December 31, 2021, 2020 and 2019, respectively.

  Other gains (losses) included $91 million and $128 million reclassified from
AOCI to earnings due to the sale of certain investments that were hedged in qualifying cash flow hedges for the years ended December 31, 2021 and 2020, respectively.

                                    MLIC-73

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

Other gains (losses) also included a leveraged lease gain of $87 million for the year ended December 31, 2020; and tax credit partnership impairment
(losses) of ($92) million, and a renewable energy partnership disposal gain of
$46 million for the year ended December 31, 2019.

    See "-- Related Party Investment Transactions" for discussion of affiliated net investment gains (losses) related to transfers of invested assets to affiliates.

    Net investment gains (losses) includes gains (losses) from foreign currency transactions of $62 million, ($19) million and ($57) million for the years ended December 31, 2021, 2020 and 2019, respectively.

  Fixed Maturity Securities AFS and Equity Securities -- Composition of Net
  Investment Gains (Losses)

    The composition of net investment gains (losses) for these securities is as follows:

                                                                               For the Years Ended December 31,
                                                                            -------------------------------------
Fixed Maturity Securities AFS                                                   2021         2020         2019
-----------------------------                                               -----------  -----------  -----------
                                                                                        (In millions)
Proceeds...................................................................  $   27,587   $   20,453   $   32,175
                                                                            ===========  ===========  ===========
Gross investment gains.....................................................  $      232   $      419   $      392
Gross investment (losses)..................................................        (256)        (376)        (341)
                                                                            -----------  -----------  -----------
  Realized gains (losses) on sales and disposals...........................         (24)          43           51
Net credit loss (provision) release (change in ACL recognized in earnings).          (1)         (51)          --
Impairment (loss) (1), (2).................................................         (24)         (50)         (39)
                                                                            -----------  -----------  -----------
  Net credit loss (provision) release and impairment (loss)................         (25)        (101)         (39)
                                                                            -----------  -----------  -----------
    Net investment gains (losses)..........................................  $      (49)  $      (58)  $       12
                                                                            ===========  ===========  ===========

Equity Securities
-----------------
Realized gains (losses) on sales and disposals.............................  $      (61)  $       10   $       12
Unrealized net gains (losses) recognized in earnings.......................         101          (86)          38
                                                                            -----------  -----------  -----------
Net investment gains (losses)..............................................  $       40   $      (76)  $       50
                                                                            ===========  ===========  ===========
--------
(1) Impairment (loss) by sector for industrial corporate, consumer corporate, foreign government securities and RMBS for the year ended December 31, 2019 were ($19) million, ($16) million, ($2) million, and ($2) million, respectively. Due to the adoption of credit loss guidance on January 1,
    2020, prior period OTTI (loss) is presented as impairment (loss).

(2) After adoption of new guidance on January 1, 2020, impairment (loss) was comprised of intent-to-sell and direct write down losses; prior to
    January 1, 2020, it was comprised of OTTI losses and intent-to-sell losses.

  Related Party Investment Transactions

   The Company transfers invested assets primarily consisting of fixed maturity securities AFS, mortgage loans and real estate and real estate joint ventures to and from affiliates. Invested assets transferred were as follows:

                                                                         Years Ended December 31,
                                                                     ----------------------------
                                                                      2021      2020     2019
                                                                      -------    -----    -----
                                                                        (In millions)
Estimated fair value of invested assets transferred to affiliates...  $  795     $393     $ --
Amortized cost of invested assets transferred to affiliates.........  $  776     $379     $ --
Net investment gains (losses) recognized on transfers...............  $   19     $ 14     $ --
Estimated fair value of invested assets transferred from affiliates.  $1,346     $381     $ 46

                                    MLIC-74

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

  Recurring related party investments and related net investment income were as follows at and for the periods ended:

                                                                     December 31,    Years Ended December 31,
                                                                   ----------------- ------------------------
                                                                     2021     2020    2021     2020    2019
                                                                   -------- -------- -----    -----   -----
Investment Type/Balance Sheet
Category                                 Related Party              Carrying Value   Net Investment Income
-----------------------------  ----------------------------------- ----------------- ------------------------
                                                                              (In millions)
 Affiliated investments (1)... MetLife, Inc.                       $  1,399 $  1,643 $  31    $  35   $  34
 Affiliated investments (2)... American Life Insurance Company          100      100     2        3       3
                               Metropolitan Property and Casualty
 Affiliated investments (3)... Insurance Company                         --      315     1        6      11
                                                                   -------- --------  -----    -----   -----
 Other invested assets........                                     $  1,499 $  2,058 $  34    $  44   $  48
                                                                   ======== ========  =====    =====   =====
--------
(1) Represents an investment in affiliated senior unsecured notes which have maturity dates from July 2023 to December 2031 and bear interest, payable semi-annually, at rates per annum ranging from 1.60% to 1.85%. In July
    2021, (Yen)38.4 billion (the equivalent of $351 million) of 2.97%
    affiliated senior unsecured notes matured and were refinanced with the following senior unsecured notes: (i) (Yen)7.8 billion 1.61% due July 2026,
    (ii) (Yen)11.5 billion 1.76% due July 2028 and (iii) (Yen)19.1 billion
    1.85% due July 2031. In December 2021, (Yen)51.0 billion (the equivalent of
    $467 million) of 3.14% affiliated senior unsecured notes matured of which
    (Yen)40.9 billion (the equivalent of $372 million) were refinanced with the following senior unsecured notes: (i) (Yen)19.1 billion 1.72% due December
    2028, (ii) (Yen)21.8 billion 1.85% due December 2031, and, of which
    (Yen)10.1 billion (the equivalent of $95 million) were paid off at maturity.

(2) Represents an affiliated surplus note which matures in June 2025 and bears interest, payable semi-annually, at a rate per annum of 1.88%.

(3) Represents an investment in affiliated preferred stock which was redeemed at par plus accrued dividends in April 2021.

  The Company incurred investment advisory charges from an affiliate of
$292 million, $280 million and $299 million for the years ended December 31,
2021, 2020, and 2019, respectively.

    See "-- Variable Interest Entities" for information on investments in affiliated real estate joint ventures and affiliated investment funds.

    See Note 5 "-- Related Party Reinsurance Transactions" for information about affiliated funds withheld.

8. Derivatives

Accounting for Derivatives

  See Note 1 for a description of the Company's accounting policies for derivatives and Note 9 for information about the fair value hierarchy for derivatives.

Derivative Strategies

  The Company is exposed to various risks relating to its ongoing business operations, including interest rate, foreign currency exchange rate, credit and equity market. The Company uses a variety of strategies to manage these risks, including the use of derivatives.

  Derivatives are financial instruments with values derived from interest rates, foreign currency exchange rates, credit spreads and/or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter ("OTC") market. Certain of the Company's OTC derivatives are cleared and settled through central clearing counterparties ("OTC-cleared"), while others are bilateral contracts between two
counterparties ("OTC-bilateral"). The types of derivatives the Company uses include swaps, forwards, futures and option contracts. To a lesser extent, the
Company uses credit default swaps and structured interest rate swaps to synthetically replicate investment risks and returns which are not readily available in the cash markets.

                                    MLIC-75

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Derivatives (continued)

Interest Rate Derivatives

  The Company uses a variety of interest rate derivatives to reduce its exposure to changes in interest rates, including interest rate swaps, interest rate total return swaps, caps, floors, swaptions, futures and forwards.

  Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional amount. The Company utilizes interest rate swaps in fair value, cash flow and nonqualifying hedging relationships.

  The Company uses structured interest rate swaps to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and a cash instrument such as a U.S. government and agency, or other fixed maturity securities AFS. Structured interest rate swaps are included in interest rate swaps and are not designated as hedging instruments.

  Interest rate total return swaps are swaps whereby the Company agrees with another party to exchange, at specified intervals, the difference between the economic risk and reward of an asset or a market index and a benchmark interest rate, calculated by reference to an agreed notional amount. No cash is exchanged at the outset of the contract. Cash is paid and received over the life of the contract based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date. Interest rate total return swaps are used by the Company to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). The Company utilizes interest rate total return swaps in nonqualifying hedging relationships.

  The Company purchases interest rate caps primarily to protect its floating rate liabilities against rises in interest rates above a specified level, and against interest rate exposure arising from mismatches between assets and liabilities, and interest rate floors primarily to protect its minimum rate guarantee liabilities against declines in interest rates below a specified level. In certain instances, the Company locks in the economic impact of existing purchased caps and floors by entering into offsetting written caps and floors. The Company utilizes interest rate caps and floors in nonqualifying hedging relationships.

  In exchange-traded interest rate (Treasury and swap) futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of interest rate securities, to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts and to pledge initial margin based on futures exchange requirements. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange. Exchange-traded interest rate (Treasury and swap)
futures are used primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, to hedge against changes in interest rates on anticipated liability issuances by replicating Treasury or swap curve performance, and to hedge minimum guarantees embedded in certain variable annuity products issued by the
Company. The Company utilizes exchange-traded interest rate futures in nonqualifying hedging relationships.

  Swaptions are used by the Company to hedge interest rate risk associated with the Company's long-term liabilities and invested assets. A swaption is an option to enter into a swap with a forward starting effective date. In certain instances, the Company locks in the economic impact of existing purchased swaptions by entering into offsetting written swaptions. The Company pays a premium for purchased swaptions and receives a premium for written swaptions.
The Company utilizes swaptions in nonqualifying hedging relationships.
Swaptions are included in interest rate options.

  The Company enters into interest rate forwards to buy and sell securities.
The price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date. The Company utilizes interest rate forwards in cash flow and nonqualifying hedging relationships.

  A synthetic GIC is a contract that simulates the performance of a traditional
GIC through the use of financial instruments. The contractholder owns the underlying assets, and the Company provides a guarantee (or "wrap") on the participant funds for an annual risk charge. The Company's maximum exposure to loss on synthetic GICs is the notional amount, in the event the

                                    MLIC-76

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Derivatives (continued)

values of all of the underlying assets were reduced to zero. The Company's risk is substantially lower due to contractual provisions that limit the portfolio to high quality assets, which are pre-approved and monitored for compliance, as well as the collection of risk charges. In addition, the crediting rates reset periodically to amortize market value gains and losses over a period equal to the duration of the wrapped portfolio, subject to a 0% floor. While plan participants may transact at book value, contractholder withdrawals may only occur immediately at market value, or at book value paid over a period of time per contract provisions. Synthetic GICs are not designated as hedging instruments.

Foreign Currency Exchange Rate Derivatives

  The Company uses foreign currency exchange rate derivatives, including foreign currency swaps and foreign currency forwards, to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

  In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon notional amount. The notional amount of each currency is exchanged at the inception and termination of the currency swap by each party. The Company utilizes foreign currency swaps in fair value, cash flow and nonqualifying hedging relationships.

  In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The Company utilizes foreign currency forwards in nonqualifying hedging relationships.

Credit Derivatives

  The Company enters into purchased credit default swaps to hedge against credit-related changes in the value of its investments. In a credit default swap transaction, the Company agrees with another party to pay, at specified intervals, a premium to hedge credit risk. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional amount in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered. Credit events vary by type of issuer but typically include bankruptcy, failure to pay debt obligations and involuntary restructuring for corporate obligors, as well as repudiation, moratorium or governmental intervention for sovereign obligors.
In each case, payout on a credit default swap is triggered only after the relevant third party, Credit Derivatives Determinations Committee determines that a credit event has occurred. The Company utilizes credit default swaps in nonqualifying hedging relationships.

  The Company enters into written credit default swaps to synthetically create credit investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and one or more cash instruments, such as U.S. government and agency, or other fixed maturity securities AFS. These credit default swaps are not designated as hedging instruments.

  The Company enters into forwards to lock in the price to be paid for forward purchases of certain securities. The price is agreed upon at the time of the contract and payment for the contract is made at a specified future date. When the primary purpose of entering into these transactions is to hedge against the risk of changes in purchase price due to changes in credit spreads, the Company designates these transactions as credit forwards. The Company utilizes credit forwards in cash flow hedging relationships.

Equity Derivatives

  The Company uses a variety of equity derivatives to reduce its exposure to equity market risk, including equity index options, equity variance swaps, exchange-traded equity futures and equity total return swaps.

  Equity index options are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products issued by the Company.
To hedge against adverse changes in equity indices, the Company enters into contracts to sell the underlying equity index within a limited time at a contracted price. The contracts will be net settled in cash based on differentials in the indices at the time of exercise and the strike price.
Certain of these contracts may also contain

                                    MLIC-77

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Derivatives (continued)

settlement provisions linked to interest rates. In certain instances, the
Company may enter into a combination of transactions to hedge adverse changes in equity indices within a pre-determined range through the purchase and sale of options. The Company utilizes equity index options in nonqualifying hedging relationships.

  Equity variance swaps are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products issued by the Company.
In an equity variance swap, the Company agrees with another party to exchange amounts in the future, based on changes in equity volatility over a defined period. The Company utilizes equity variance swaps in nonqualifying hedging relationships.

  In exchange-traded equity futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of equity securities, to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts and to pledge initial margin based on futures exchange requirements. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange.
Exchange-traded equity futures are used primarily to hedge minimum guarantees embedded in certain variable annuity products issued by the Company. The
Company utilizes exchange-traded equity futures in nonqualifying hedging relationships.

  In an equity total return swap, the Company agrees with another party to exchange, at specified intervals, the difference between the economic risk and reward of an asset or a market index and a benchmark interest rate, calculated by reference to an agreed notional amount. No cash is exchanged at the outset of the contract. Cash is paid and received over the life of the contract based on the terms of the swap. The Company uses equity total return swaps to hedge its equity market guarantees in certain of its insurance products. Equity total return swaps can be used as hedges or to synthetically create investments. The
Company utilizes equity total return swaps in nonqualifying hedging relationships.

                                    MLIC-78

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Derivatives (continued)

Primary Risks Managed by Derivatives

   The following table presents the primary underlying risk exposure, gross notional amount and estimated fair value of the Company's derivatives, excluding embedded derivatives, held at:

                                                                                       December 31,
                                                            -------------------------------------------------------------------
                                                                          2021                              2020
                                                            --------------------------------- ---------------------------------
                                                                        Estimated Fair Value              Estimated Fair Value
                                                                       ----------------------            ----------------------
                                                              Gross                             Gross
                                                             Notional                          Notional
                          Primary Underlying Risk Exposure    Amount    Assets    Liabilities   Amount    Assets    Liabilities
                          --------------------------------  ---------- --------- ------------ ---------- --------- ------------
                                                                                       (In millions)
Derivatives Designated as Hedging Instruments:
Fair value hedges:
Interest rate swaps...... Interest rate                      $   3,540  $  2,163   $      6    $   3,175  $  3,224   $      4
Foreign currency swaps... Foreign currency exchange rate           764         8         22        1,049         5         76
                                                            ---------- ---------  ---------   ---------- ---------  ---------
 Subtotal................                                        4,304     2,171         28        4,224     3,229         80
                                                            ---------- ---------  ---------   ---------- ---------  ---------
Cash flow hedges:
Interest rate swaps...... Interest rate                          4,079         4          1        4,400        14         --
Interest rate forwards... Interest rate                          3,058        69          1        5,081       489         --
Foreign currency swaps... Foreign currency exchange rate        28,772     1,317        966       28,017     1,102      1,353
                                                            ---------- ---------  ---------   ---------- ---------  ---------
 Subtotal................                                       35,909     1,390        968       37,498     1,605      1,353
                                                            ---------- ---------  ---------   ---------- ---------  ---------
 Total qualifying hedges.                                       40,213     3,561        996       41,722     4,834      1,433
                                                            ---------- ---------  ---------   ---------- ---------  ---------
Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate swaps...... Interest rate                         21,565     3,206         59       30,512     3,041          7
Interest rate floors..... Interest rate                          7,701       145         --       12,701       350         --
Interest rate caps....... Interest rate                         64,309       117         --       40,104        13         --
Interest rate futures.... Interest rate                            515        --         --          406        --         --
Interest rate options.... Interest rate                          9,703       364         --       15,337       174         --
Interest rate forwards... Interest rate                            265        --         20          265        --          9
Interest rate total
 return swaps............ Interest rate                          1,048         9          4        1,048        --         59
Synthetic GICs........... Interest rate                         11,307        --         --       11,739        --         --
Foreign currency swaps... Foreign currency exchange rate         4,800       340         75        5,596       292        238
Foreign currency forwards Foreign currency exchange rate         1,902        11         13        1,236         9         18
Credit default swaps --
 purchased............... Credit                                   956        12          8          886         8          9
Credit default swaps --
 written................. Credit                                 6,074       111         12        6,961       126         --
Equity futures........... Equity market                          1,751         5         --        2,591        --         16
Equity index options..... Equity market                         26,800       714        166       19,601       459        189
Equity variance swaps.... Equity market                            425        12         10          425        11          9
Equity total return swaps Equity market                          2,148        11         46        2,542         1        274
                                                            ---------- ---------  ---------   ---------- ---------  ---------
 Total non-designated or nonqualifying derivatives........     161,269     5,057        413      151,950     4,484        828
                                                            ---------- ---------  ---------   ---------- ---------  ---------
 Total....................................................   $ 201,482  $  8,618   $  1,409    $ 193,672  $  9,318   $  2,261
                                                            ========== =========  =========   ========== =========  =========

  Based on gross notional amounts, a substantial portion of the Company's derivatives was not designated or did not qualify as part of a hedging relationship at both December 31, 2021 and 2020. The Company's use of derivatives includes (i) derivatives that serve as macro hedges of the
Company's exposure to various risks and that generally do not qualify for hedge accounting due to the criteria required under the portfolio hedging rules;
(ii) derivatives that economically hedge insurance liabilities that contain mortality or morbidity risk and that generally do not qualify for hedge accounting because the lack of these risks in the derivatives cannot support an expectation of a highly effective hedging relationship; (iii) derivatives that economically hedge embedded derivatives that do not qualify for hedge accounting because the changes in estimated fair value of the embedded derivatives are already recorded in net income; and (iv) written credit default swaps and interest rate swaps that are used to synthetically create investments and that do not qualify for hedge accounting because they do not involve a hedging relationship. For these nonqualified derivatives, changes in market factors can lead to the recognition of fair value changes on the statement of operations without an offsetting gain or loss recognized in earnings for the item being hedged.

                                    MLIC-79

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Derivatives (continued)

The Effects of Derivatives on the Consolidated Statements of Operations and
Comprehensive Income (Loss)

  The following table presents the consolidated financial statement location and amount of gain (loss) recognized on fair value, cash flow, nonqualifying hedging relationships and embedded derivatives:

                                                                           Year Ended December 31, 2021
                                                       -------------------------------------------------------------------
                                                                                                       Interest
                                                                     Net        Net                  Credited to
                                                          Net     Investment Derivative Policyholder Policyholder
                                                       Investment   Gains      Gains    Benefits and   Account
                                                         Income    (Losses)   (Losses)     Claims      Balances      OCI
                                                       ---------- ---------- ---------- ------------ ------------ --------
                                                                                  (In millions)
Gain (Loss) on Fair Value Hedges:
Interest rate derivatives:
Derivatives designated as hedging instruments (1).....  $      6   $    --    $     --    $   (455)   $      --        N/A
Hedged items..........................................        (6)       --          --         405           --        N/A
Foreign currency exchange rate derivatives:
Derivatives designated as hedging instruments (1).....        49        --          --          --           --        N/A
Hedged items..........................................       (43)       --          --          --           --        N/A
                                                       ---------- ---------- ---------- ------------ ------------ --------
  Subtotal............................................         6        --          --         (50)          --        N/A
Gain (Loss) on Cash Flow Hedges:
Interest rate derivatives: (1)
Amount of gains (losses) deferred in AOCI.............       N/A       N/A         N/A         N/A          N/A   $   (570)
Amount of gains (losses) reclassified from AOCI into
 income...............................................        57        87          --          --           --       (144)
Foreign currency exchange rate derivatives: (1)
Amount of gains (losses) deferred in AOCI.............       N/A       N/A         N/A         N/A          N/A        600
Amount of gains (losses) reclassified from AOCI into
 income...............................................         4      (229)         --          --           --        225
Foreign currency transaction gains (losses) on hedged
 items................................................        --       227          --          --           --         --
Credit derivatives: (1)
Amount of gains (losses) deferred in AOCI.............       N/A       N/A         N/A         N/A          N/A         --
Amount of gains (losses) reclassified from AOCI into
 income...............................................        --        --          --          --           --         --
                                                        --------   -------    --------    --------    ---------   --------
  Subtotal............................................        61        85          --          --           --        111
Gain (Loss) on Derivatives Not Designated or Not
 Qualifying as Hedging Instruments:
Interest rate derivatives (1).........................         2        --      (1,523)         --           --        N/A
Foreign currency exchange rate derivatives (1)........        --        --         264          --           --        N/A
Credit derivatives -- purchased (1)...................        --        --           2          --           --        N/A
Credit derivatives -- written (1).....................        --        --          23          --           --        N/A
Equity derivatives (1)................................        (1)       --      (1,043)       (265)          --        N/A
Foreign currency transaction gains (losses) on hedged
 items................................................        --        --         (65)         --           --        N/A
                                                        --------   -------    --------    --------    ---------   --------
  Subtotal............................................         1        --      (2,342)       (265)          --        N/A
Earned income on derivatives..........................       167        --         645         206         (159)        --
Embedded derivatives (2)..............................       N/A       N/A         733          --          N/A        N/A
                                                       ---------- ---------- ---------- ------------ ------------ --------
  Total...............................................  $    235   $    85    $   (964)   $   (109)   $    (159)  $    111
                                                       ========== ========== ========== ============ ============ ========

                                    MLIC-80

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Derivatives (continued)

                                                                       Year Ended December 31, 2020
                                                   -------------------------------------------------------------------
                                                                                                   Interest
                                                                 Net        Net                  Credited to
                                                      Net     Investment Derivative Policyholder Policyholder
                                                   Investment   Gains      Gains    Benefits and   Account
                                                     Income    (Losses)   (Losses)     Claims      Balances      OCI
                                                   ---------- ---------- ---------- ------------ ------------ --------
                                                                              (In millions)
Gain (Loss) on Fair Value Hedges:
Interest rate derivatives:
Derivatives designated as hedging instruments (1).  $    (10)  $     --   $     --    $    360     $     --        N/A
Hedged items......................................        12         --         --        (399)          --        N/A
Foreign currency exchange rate derivatives:
Derivatives designated as hedging instruments (1).       (45)        --         --          --           --        N/A
Hedged items......................................        43         --         --          --           --        N/A
                                                    --------   --------   --------    --------     --------   --------
  Subtotal........................................        --         --         --         (39)          --        N/A
Gain (Loss) on Cash Flow Hedges:
Interest rate derivatives: (1)
Amount of gains (losses) deferred in AOCI.........       N/A        N/A        N/A         N/A          N/A   $  1,268
Amount of gains (losses) reclassified from AOCI
 into income......................................        36        121         --          --           --       (157)
Foreign currency exchange rate derivatives: (1)
Amount of gains (losses) deferred in AOCI.........       N/A        N/A        N/A         N/A          N/A       (124)
Amount of gains (losses) reclassified from AOCI
 into income......................................         3        768         --          --           --       (771)
Foreign currency transaction gains (losses) on
 hedged items.....................................        --       (680)        --          --           --         --
Credit derivatives: (1)
Amount of gains (losses) deferred in AOCI.........       N/A        N/A        N/A         N/A          N/A         --
Amount of gains (losses) reclassified from AOCI
 into income......................................        --         --         --          --           --         --
                                                    --------   --------   --------    --------     --------   --------
  Subtotal........................................        39        209         --          --           --        216
Gain (Loss) on Derivatives Not Designated or Not
 Qualifying as Hedging Instruments:
Interest rate derivatives (1).....................        (6)        --      1,999          --           --        N/A
Foreign currency exchange rate derivatives (1)....        --         --       (371)         --           --        N/A
Credit derivatives -- purchased (1)...............        --         --         (6)         --           --        N/A
Credit derivatives -- written (1).................        --         --        (78)         --           --        N/A
Equity derivatives (1)............................        (2)        --       (973)       (238)          --        N/A
Foreign currency transaction gains (losses) on
 hedged items.....................................        --         --         91          --           --        N/A
                                                    --------   --------   --------    --------     --------   --------
  Subtotal........................................        (8)        --        662        (238)          --        N/A
Earned income on derivatives......................       239         --        633         186         (152)        --
Embedded derivatives (2)..........................       N/A        N/A       (557)         --          N/A        N/A
                                                    --------   --------   --------    --------     --------   --------
  Total...........................................  $    270   $    209   $    738    $    (91)    $   (152)  $    216
                                                    ========   ========   ========    ========     ========   ========

                                    MLIC-81

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Derivatives (continued)

                                                                       Year Ended December 31, 2019
                                                   -------------------------------------------------------------------
                                                                                                   Interest
                                                                 Net        Net                  Credited to
                                                      Net     Investment Derivative Policyholder Policyholder
                                                   Investment   Gains      Gains    Benefits and   Account
                                                     Income    (Losses)   (Losses)     Claims      Balances      OCI
                                                   ---------- ---------- ---------- ------------ ------------ --------
                                                                              (In millions)
Gain (Loss) on Fair Value Hedges:
Interest rate derivatives:
Derivatives designated as hedging instruments (1).  $     (2)  $     --   $     --    $    339     $      1        N/A
Hedged items......................................         4         --         --        (369)          --        N/A
Foreign currency exchange rate derivatives:
Derivatives designated as hedging instruments (1).       (54)        --         --          --           --        N/A
Hedged items......................................        54         --         --          --           --        N/A
                                                    --------   --------   --------    --------     --------   --------
  Subtotal........................................         2         --         --         (30)           1        N/A
Gain (Loss) on Cash Flow Hedges:
Interest rate derivatives: (1)
Amount of gains (losses) deferred in AOCI.........       N/A        N/A        N/A         N/A          N/A   $    605
Amount of gains (losses) reclassified from AOCI
 into income......................................        23          4         --          --           --        (27)
Foreign currency exchange rate derivatives: (1)
Amount of gains (losses) deferred in AOCI.........       N/A        N/A        N/A         N/A          N/A        (67)
Amount of gains (losses) reclassified from AOCI
 into income......................................        (3)       212         --          --           --       (209)
Foreign currency transaction gains (losses) on
 hedged items.....................................        --       (211)        --          --           --         --
Credit derivatives: (1)
Amount of gains (losses) deferred in AOCI.........       N/A        N/A        N/A         N/A          N/A         --
Amount of gains (losses) reclassified from AOCI
 into income......................................         1         --         --          --           --         (1)
                                                    --------   --------   --------    --------     --------   --------
  Subtotal........................................        21          5         --          --           --        301
Gain (Loss) on Derivatives Not Designated or Not
 Qualifying as Hedging Instruments:
Interest rate derivatives (1).....................        (3)        --        720          --           --        N/A
Foreign currency exchange rate derivatives (1)....        --         --        (49)         --           --        N/A
Credit derivatives -- purchased (1)...............        --         --        (25)         --           --        N/A
Credit derivatives -- written (1).................        --         --        172          --           --        N/A
Equity derivatives (1)............................        --         --       (944)       (150)          --        N/A
Foreign currency transaction gains (losses) on
 hedged items.....................................        --         --         (4)         --           --        N/A
                                                    --------   --------   --------    --------     --------   --------
  Subtotal........................................        (3)        --       (130)       (150)          --        N/A
Earned income on derivatives......................       270         --        272         135         (147)        --
Embedded derivatives (2)..........................       N/A        N/A       (430)         --          N/A        N/A
                                                    --------   --------   --------    --------     --------   --------
  Total...........................................  $    290   $      5   $   (288)   $    (45)    $   (146)  $    301
                                                    ========   ========   ========    ========     ========   ========

--------
(1)Excludes earned income on derivatives.

(2)The valuation of guaranteed minimum benefits includes a nonperformance risk adjustment. The amounts included in net derivative gains (losses) in connection with this adjustment were $27 million, $7 million and ($16)
   million for the years ended December 31, 2021, 2020 and 2019, respectively.

                                    MLIC-82

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Derivatives (continued)

Fair Value Hedges

  The Company designates and accounts for the following as fair value hedges when they have met the requirements of fair value hedging: (i) interest rate swaps to convert fixed rate assets and liabilities to floating rate assets and liabilities; and (ii) foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated assets and liabilities.

  The following table presents the balance sheet classification, carrying amount and cumulative fair value hedging adjustments for items designated and qualifying as hedged items in fair value hedges:

                                                                            Cumulative Amount
                                                                    of Fair Value Hedging Adjustments
                                     Carrying Amount of the        Included in the Carrying Amount of
                                             Hedged                              Hedged
Balance Sheet Line Item               Assets/(Liabilities)              Assets/(Liabilities) (1)
------------------------------ ----------------------------------  ----------------------------------
                               December 31, 2021 December 31, 2020 December 31, 2021 December 31, 2020
                               ----------------- ----------------- ----------------- -----------------
                                                            (In millions)
Fixed maturity securities AFS.     $    366          $    461           $    (1)         $     (1)
Mortgage loans................     $    617          $    925           $     3          $     20
Future policy benefits........     $ (4,735)         $ (5,512)          $  (877)         $ (1,307)
-------------
(1)Includes ($161) million and ($1) million of hedging adjustments on discontinued hedging relationships at December 31, 2021 and 2020, respectively.

  All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

Cash Flow Hedges

  The Company designates and accounts for the following as cash flow hedges when they have met the requirements of cash flow hedging: (i) interest rate swaps to convert floating rate assets and liabilities to fixed rate assets and liabilities; (ii) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated assets and liabilities;
(iii) interest rate forwards and credit forwards to lock in the price to be paid for forward purchases of investments; and (iv) interest rate swaps and interest rate forwards to hedge the forecasted purchases of fixed rate investments.

  In certain instances, the Company discontinued cash flow hedge accounting because the forecasted transactions were no longer probable of occurring.
Because certain of the forecasted transactions also were not probable of occurring within two months of the anticipated date, the Company reclassified amounts from AOCI into income. These amounts were $6 million, $45 million, and
$51 million for the years ended December 31, 2021, 2020 and 2019, respectively.

  At December 31, 2021 and 2020, the maximum length of time over which the
Company was hedging its exposure to variability in future cash flows for forecasted transactions did not exceed seven years and eight years, respectively.

  At December 31, 2021 and 2020, the balance in AOCI associated with cash flow hedges was $2.4 billion and $2.3 billion, respectively.

  All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

  At December 31, 2021, the Company expected to reclassify ($21) million of deferred net gains (losses) on derivatives in AOCI, to earnings within the next
12 months.

Credit Derivatives

  In connection with synthetically created credit investment transactions, the
Company writes credit default swaps for which it receives a premium to insure credit risk. Such credit derivatives are included within the effects of derivatives on the consolidated statements of operations and comprehensive income (loss) table. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the Company paying the counterparty the specified swap notional amount in exchange for the delivery of par quantities of the referenced credit obligation. The Company can terminate these contracts at any time through cash settlement with the counterparty at an amount equal to the then current estimated fair value of the credit default swaps.

                                    MLIC-83

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Derivatives (continued)

   The following table presents the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at:

                                                                          December 31,
                                          -----------------------------------------------------------------------------
                                                           2021                                   2020
                                          -------------------------------------- --------------------------------------
                                                        Maximum                                Maximum
                                          Estimated      Amount                  Estimated      Amount
                                          Fair Value   of Future      Weighted   Fair Value   of Future      Weighted
                                          of Credit  Payments under   Average    of Credit  Payments under   Average
Rating Agency Designation of Referenced    Default   Credit Default   Years to    Default   Credit Default   Years to
Credit Obligations (1)                      Swaps        Swaps      Maturity (2)   Swaps        Swaps      Maturity (2)
----------------------------------------- ---------- -------------- ------------ ---------- -------------- ------------
                                                                      (Dollars in millions)
Aaa/Aa/A
Single name credit default swaps (3).....  $     --   $         10         2.5    $     --   $         54         0.6
Credit default swaps referencing indices.        17          1,191         2.5          27          1,779         2.5
                                          ---------  -------------               ---------  -------------
  Subtotal...............................        17          1,201         2.5          27          1,833         2.4
                                          ---------  -------------               ---------  -------------
Baa
Single name credit default swaps (3).....         1             60         3.3           2            174         2.1
Credit default swaps referencing indices.        90          4,698         5.1          97          4,954         5.3
                                          ---------  -------------               ---------  -------------
  Subtotal...............................        91          4,758         5.1          99          5,128         5.2
                                          ---------  -------------               ---------  -------------
Ba
Single name credit default swaps (3).....         1             65         0.5          --             --          --
Credit default swaps referencing indices.       (1)             20         5.0          --             --          --
                                          ---------  -------------               ---------  -------------
  Subtotal...............................        --             85         1.5          --             --          --
                                          ---------  -------------               ---------  -------------
Caa3
Credit default swaps referencing indices.       (9)             30         4.5          --             --          --
                                          ---------  -------------               ---------  -------------
  Subtotal...............................       (9)             30         4.5          --             --          --
                                          ---------  -------------               ---------  -------------
  Total..................................  $     99   $      6,074         4.6    $    126   $      6,961         4.5
                                          =========  =============               =========  =============
-------------
(1)The rating agency designations are based on availability and the midpoint of the applicable ratings among Moody's Investors Service ("Moody's"), S&P and
   Fitch Ratings. If no rating is available from a rating agency, then an internally developed rating is used.

(2)The weighted average years to maturity of the credit default swaps is calculated based on weighted average gross notional amounts.

(3)Single name credit default swaps may be referenced to the credit of corporations, foreign governments, or municipals.

Credit Risk on Freestanding Derivatives

  The Company may be exposed to credit-related losses in the event of nonperformance by its counterparties to derivatives. Generally, the current credit exposure of the Company's derivatives is limited to the net positive estimated fair value of derivatives at the reporting date after taking into consideration the existence of master netting or similar agreements and any collateral received pursuant to such agreements.

  The Company manages its credit risk related to derivatives by entering into transactions with creditworthy counterparties in jurisdictions in which it understands that close-out netting should be enforceable and establishing and monitoring exposure limits. The Company's OTC-bilateral derivative transactions are governed by the International Swaps and Derivatives Association, Inc.
("ISDA") Master Agreements which provide for legally enforceable set-off and close-out netting of exposures to specific counterparties in the event of early termination of a transaction, which includes, but is not limited to, events of default and bankruptcy. In the event of an early termination, close-out netting permits the Company (subject to financial regulations such as the Orderly
Liquidation Authority under Title II of Dodd-Frank) to set off receivables from the counterparty against payables to the same counterparty arising out of all included transactions and to apply collateral to the

                                    MLIC-84

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Derivatives (continued)

obligations without application of the automatic stay, upon the counterparty's bankruptcy. All of the Company's ISDA Master Agreements also include Credit
Support Annex provisions which require both the pledging and accepting of collateral in connection with its OTC-bilateral derivatives as required by applicable law. Additionally, effective September 1, 2021, the Company is required to pledge initial margin for certain new OTC-bilateral derivative transactions to third party custodians.

  The Company's OTC-cleared derivatives are effected through central clearing counterparties and its exchange-traded derivatives are effected through regulated exchanges. Such positions are marked to market and margined on a daily basis (both initial margin and variation margin), and the Company has minimal exposure to credit-related losses in the event of nonperformance by brokers and central clearinghouses to such derivatives.

  See Note 9 for a description of the impact of credit risk on the valuation of derivatives.

  The estimated fair values of the Company's net derivative assets and net derivative liabilities after the application of master netting agreements and collateral were as follows at:

                                                                                                  December 31,
                                                                               --------------------------------------------------
                                                                                         2021                      2020
                                                                               ------------------------  ------------------------
Derivatives Subject to a Master Netting Arrangement or a Similar Arrangement      Assets    Liabilities     Assets    Liabilities
----------------------------------------------------------------------------   -----------  -----------  -----------  -----------
                                                                                                 (In millions)
Gross estimated fair value of derivatives:
OTC-bilateral (1).............................................................  $    8,602   $    1,379   $    9,244   $    2,192
OTC-cleared (1)...............................................................         104            8          139            6
Exchange-traded...............................................................           5           --           --           16
                                                                               -----------  -----------  -----------  -----------
 Total gross estimated fair value of derivatives presented on the
   consolidated balance sheets (1)............................................       8,711        1,387        9,383        2,214
Gross amounts not offset on the consolidated balance sheets:
Gross estimated fair value of derivatives: (2)
OTC-bilateral.................................................................      (1,364)      (1,364)      (1,996)     (1,996)
OTC-cleared...................................................................          (3)          (3)          (5)         (5)
Cash collateral: (3), (4)
OTC-bilateral.................................................................      (6,414)          --       (6,073)          --
OTC-cleared...................................................................         (91)          --          (98)          --
Securities collateral: (5)
OTC-bilateral.................................................................        (767)         (14)      (1,115)       (188)
OTC-cleared...................................................................          --           (5)          --          (1)
Exchange-traded...............................................................          --           --           --         (16)
                                                                               -----------  -----------  -----------  -----------
 Net amount after application of master netting agreements and collateral.....  $       72   $        1   $       96   $        8
                                                                               ===========  ===========  ===========  ===========
--------
(1)At December 31, 2021 and 2020, derivative assets included income (expense)
   accruals reported in accrued investment income or in other liabilities of
   $93 million and $65 million, respectively, and derivative liabilities included (income) expense accruals reported in accrued investment income or in other liabilities of ($22) million and ($47) million, respectively.

(2)Estimated fair value of derivatives is limited to the amount that is subject to set-off and includes income or expense accruals.

(3)Cash collateral received by the Company for OTC-bilateral and OTC-cleared derivatives, where the centralized clearinghouse treats variation margin as collateral, is included in cash and cash equivalents, short-term investments or in fixed maturity securities AFS, and the obligation to return it is included in payables for collateral under securities loaned and other transactions on the balance sheet.

                                    MLIC-85

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Derivatives (continued)

(4)The receivable for the return of cash collateral provided by the Company is inclusive of initial margin on exchange-traded and OTC-cleared derivatives and is included in premiums, reinsurance and other receivables on the balance sheet. The amount of cash collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreements. At December 31, 2021 and 2020, the Company received excess cash collateral of $60 million and $175 million, respectively, and provided no excess cash collateral for either period.

(5)Securities collateral received by the Company is held in separate custodial accounts and is not recorded on the balance sheet. Subject to certain constraints, the Company is permitted by contract to sell or re-pledge this collateral, but at December 31, 2021, none of the collateral had been sold or re-pledged. Securities collateral pledged by the Company is reported in fixed maturity securities AFS on the balance sheet. Subject to certain constraints, the counterparties are permitted by contract to sell or re-pledge this collateral. The amount of securities collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreements and cash collateral. At December 31, 2021 and 2020, the Company received excess securities collateral with an estimated fair value of $47 million and $150 million, respectively, for its
   OTC-bilateral derivatives, which are not included in the table above due to the foregoing limitation. At December 31, 2021 and 2020, the Company provided excess securities collateral with an estimated fair value of $95 million and $185 million, respectively, for its OTC-bilateral derivatives,
   $584 million and $1.4 billion, respectively, for its OTC-cleared derivatives, and $106 million and $188 million, respectively, for its exchange-traded derivatives, which are not included in the table above due to the foregoing limitation.

  The Company's collateral arrangements for its OTC-bilateral derivatives generally require the counterparty in a net liability position, after considering the effect of netting agreements, to pledge collateral when the collateral amount owed by that counterparty reaches a minimum transfer amount.
All of the Company's netting agreements for derivatives contain provisions that require both Metropolitan Life Insurance Company and the counterparty to maintain a specific investment grade financial strength or credit rating from each of Moody's and S&P. If a party's financial strength or credit rating were to fall below that specific investment grade financial strength or credit rating, that party would be in violation of these provisions, and the other party to the derivatives could terminate the transactions and demand immediate settlement and payment based on such party's reasonable valuation of the derivatives.

   The following table presents the estimated fair value of the Company's
OTC-bilateral derivatives that were in a net liability position after considering the effect of netting agreements, together with the estimated fair value and balance sheet location of the collateral pledged.

                                                                       December 31,
                                                                     --------------------------------
                                                                         2021             2020
                                                                     --------         --------
                                                                     Derivatives Subject to Financial
                                                                     Strength-Contingent Provisions
                                                                     --------------------------------
                                                                       (In millions)
Estimated fair value of derivatives in a net liability position (1). $    15          $    196
Estimated fair value of collateral provided:
Fixed maturity securities AFS....................................... $    17          $    239
-------------
(1)After taking into consideration the existence of netting agreements.

Embedded Derivatives

  The Company issues certain products or purchases certain investments that contain embedded derivatives that are required to be separated from their host contracts and accounted for as freestanding derivatives.

                                    MLIC-86

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Derivatives (continued)

  The following table presents the estimated fair value and balance sheet location of the Company's embedded derivatives that have been separated from their host contracts at:

                                                                                          December 31,
                                                                                      ---------------------
                                                          Balance Sheet Location         2021       2020
                                                       ------------------------------ ---------- ----------
                                                                                          (In millions)
Embedded derivatives within liability host contracts:
Direct guaranteed minimum benefits.................... Policyholder account balances.  $     257  $     488
Assumed guaranteed minimum benefits................... Policyholder account balances.          5          5
Funds withheld on ceded reinsurance (including
 affiliated).......................................... Other liabilities.............      1,072      1,428
Fixed annuities with equity indexed returns........... Policyholder account balances.        165        139
Other guarantees...................................... Policyholder account balances.         --          1
                                                                                      ---------- ----------
  Embedded derivatives within liability host contracts.............................    $   1,499  $   2,061
                                                                                      ========== ==========

9. Fair Value

  When developing estimated fair values, the Company considers three broad valuation approaches: (i) the market approach, (ii) the income approach, and
(iii) the cost approach. The Company determines the most appropriate valuation approach to use, given what is being measured and the availability of sufficient inputs, giving priority to observable inputs. The Company categorizes its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the significant input with the lowest level in its valuation. The input levels are as follows:

Level 1  Unadjusted quoted prices in active markets for identical assets or liabilities. The Company defines active markets based on average trading volume for equity securities. The size of the bid/ask spread is used as an indicator of market activity for fixed maturity securities AFS.

Level 2  Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. These inputs can include quoted prices for similar assets or liabilities other than quoted prices in Level 1, quoted prices in markets that are not active, or other significant inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3  Unobservable inputs that are supported by little or no market activity and are significant to the determination of estimated fair value of the assets or liabilities. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability.

  Financial markets are susceptible to severe events evidenced by rapid depreciation in asset values accompanied by a reduction in asset liquidity. The
Company's ability to sell securities, as well as the price ultimately realized for these securities, depends upon the demand and liquidity in the market and increases the use of judgment in determining the estimated fair value of certain securities.

  Considerable judgment is often required in interpreting the market data used to develop estimates of fair value, and the use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

                                    MLIC-87

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Fair Value (continued)

Recurring Fair Value Measurements

   The assets and liabilities measured at estimated fair value on a recurring basis and their corresponding placement in the fair value hierarchy, including those items for which the Company has elected the FVO, are presented below at:

                                                                                    December 31, 2021
                                                          ---------------------------------------------------------------------
                                                                         Fair Value Hierarchy
                                                          ---------------------------------------------------
                                                                                                                   Total
                                                                                                                 Estimated
                                                              Level 1           Level 2          Level 3         Fair Value
                                                          ---------------- ----------------- ---------------- -----------------
                                                                                      (In millions)
Assets
Fixed maturity securities AFS:
U.S. corporate...........................................  $            --  $         51,290  $         7,112  $         58,402
U.S. government and agency...............................           15,041            16,181               --            31,222
Foreign corporate........................................               --            21,862            7,823            29,685
RMBS.....................................................                7            20,333            2,805            23,145
ABS......................................................               --            11,455            1,424            12,879
Municipals...............................................               --             8,728               --             8,728
CMBS.....................................................               --             6,507              371             6,878
Foreign government.......................................               --             4,934               12             4,946
                                                          ---------------- ----------------- ---------------- -----------------
  Total fixed maturity securities AFS....................           15,048           141,290           19,547           175,885
                                                          ---------------- ----------------- ---------------- -----------------
Short-term investments...................................            4,187               677                2             4,866
Residential mortgage loans -- FVO........................               --                --              127               127
Other investments........................................              328               192              894             1,414
Derivative assets: (1)
Interest rate............................................               --             5,982               95             6,077
Foreign currency exchange rate...........................               --             1,676               --             1,676
Credit...................................................               --               106               17               123
Equity market............................................                5               730                7               742
                                                          ---------------- ----------------- ---------------- -----------------
  Total derivative assets................................                5             8,494              119             8,618
                                                          ---------------- ----------------- ---------------- -----------------
Separate account assets (2)..............................           28,231            93,656            1,964           123,851
                                                          ---------------- ----------------- ---------------- -----------------
  Total assets (3).......................................  $        47,799  $        244,309  $        22,653  $        314,761
                                                          ================ ================= ================ =================
Liabilities
Derivative liabilities: (1)
Interest rate............................................               --                70               21                91
Foreign currency exchange rate...........................               --             1,076               --             1,076
Credit...................................................               --                 8               12                20
Equity market............................................               --               222               --               222
                                                          ---------------- ----------------- ---------------- -----------------
  Total derivative liabilities...........................               --             1,376               33             1,409
                                                          ---------------- ----------------- ---------------- -----------------
Embedded derivatives within liability host contracts (4).               --                --            1,499             1,499
Separate account liabilities (2).........................                7                12                6                25
                                                          ---------------- ----------------- ---------------- -----------------
  Total liabilities......................................  $             7  $          1,388  $         1,538  $          2,933
                                                          ================ ================= ================ =================

                                    MLIC-88

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Fair Value (continued)

                                                                                    December 31, 2020
                                                          ---------------------------------------------------------------------
                                                                         Fair Value Hierarchy
                                                          ---------------------------------------------------
                                                                                                                   Total
                                                                                                                 Estimated
                                                              Level 1           Level 2          Level 3         Fair Value
                                                          ---------------- ----------------- ---------------- -----------------
                                                                                      (In millions)
Assets
Fixed maturity securities AFS:
U.S. corporate...........................................  $            --  $         53,717  $         6,692  $         60,409
U.S. government and agency...............................           12,697            18,074               --            30,771
Foreign corporate........................................               --            24,098            8,181            32,279
RMBS.....................................................               --            21,186            3,040            24,226
ABS......................................................               --            11,351            1,224            12,575
Municipals...............................................               --             8,983               --             8,983
CMBS.....................................................               --             6,628              201             6,829
Foreign government.......................................               --             5,263                5             5,268
                                                          ---------------- ----------------- ---------------- -----------------
  Total fixed maturity securities AFS....................           12,697           149,300           19,343           181,340
                                                          ---------------- ----------------- ---------------- -----------------
Short-term investments...................................            2,216               406                1             2,623
Residential mortgage loans -- FVO........................               --                --              165               165
Other investments........................................              431               270              565             1,266
Derivative assets: (1)
Interest rate............................................               --             6,816              489             7,305
Foreign currency exchange rate...........................               --             1,408               --             1,408
Credit...................................................               --               109               25               134
Equity market............................................               --               454               17               471
                                                          ---------------- ----------------- ---------------- -----------------
  Total derivative assets................................               --             8,787              531             9,318
                                                          ---------------- ----------------- ---------------- -----------------
Separate account assets (2)..............................           28,296            99,405              945           128,646
                                                          ---------------- ----------------- ---------------- -----------------
  Total assets (3).......................................  $        43,640  $        258,168  $        21,550  $        323,358
                                                          ================ ================= ================ =================
Liabilities
Derivative liabilities: (1)
Interest rate............................................  $            --  $             11  $            68  $             79
Foreign currency exchange rate...........................               --             1,683                2             1,685
Credit...................................................               --                 9               --                 9
Equity market............................................               16               463                9               488
                                                          ---------------- ----------------- ---------------- -----------------
  Total derivative liabilities...........................               16             2,166               79             2,261
                                                          ---------------- ----------------- ---------------- -----------------
Embedded derivatives within liability host contracts (4).               --                --            2,061             2,061
Separate account liabilities (2).........................               12                 8                6                26
                                                          ---------------- ----------------- ---------------- -----------------
  Total liabilities......................................  $            28  $          2,174  $         2,146  $          4,348
                                                          ================ ================= ================ =================
--------
(1)Derivative assets are presented within other invested assets on the consolidated balance sheets and derivative liabilities are presented within other liabilities on the consolidated balance sheets. The amounts are presented gross in the tables above to reflect the presentation on the consolidated balance sheets, but are presented net for purposes of the rollforward in the Fair Value Measurements Using Significant Unobservable
   Inputs (Level 3) tables.

(2)Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the estimated fair value of separate account assets.
   Separate account liabilities presented in the tables above represent derivative liabilities.

(3)Total assets included in the fair value hierarchy exclude other limited partnership interests that are measured at estimated fair value using the net asset value ("NAV") per share (or its equivalent) practical expedient.
   At December 31, 2021 and 2020, the estimated fair value of such investments was $95 million and $70 million, respectively.

                                    MLIC-89

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Fair Value (continued)

(4)Embedded derivatives within liability host contracts are presented within policyholder account balances and other liabilities on the consolidated balance sheets.

  The following describes the valuation methodologies used to measure assets and liabilities at fair value.

  Investments

   Securities, Short-term Investments and Other Investments

     When available, the estimated fair value of these financial instruments is based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management's judgment.

     When quoted prices in active markets are not available, the determination of estimated fair value of securities is based on market standard valuation methodologies, giving priority to observable inputs. The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. When observable inputs are not available, the market standard valuation methodologies rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data.
   These unobservable inputs can be based in large part on management's judgment or estimation and cannot be supported by reference to market activity. Unobservable inputs are based on management's assumptions about the inputs market participants would use in pricing such investments.

     The estimated fair value of short-term investments and other investments is determined on a basis consistent with the methodologies described herein.

     The valuation approaches and key inputs for each category of assets or liabilities that are classified within Level 2 and Level 3 of the fair value hierarchy are presented below. The primary valuation approaches are the market approach, which considers recent prices from market transactions involving identical or similar assets or liabilities, and the income approach, which converts expected future amounts (e.g. cash flows) to a single current, discounted amount. The valuation

                                    MLIC-90

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Fair Value (continued)

   of most instruments listed below is determined using independent pricing sources, matrix pricing, discounted cash flow methodologies or other similar techniques that use either observable market inputs or unobservable inputs.

----------------------------------------------------------------------------------------------------------------------------
                           Level 2                                                 Level 3
Instrument            Observable Inputs                                      Unobservable Inputs
----------------------------------------------------------------------------------------------------------------------------
 Fixed maturity securities AFS
----------------------------------------------------------------------------------------------------------------------------
  U.S. corporate and Foreign corporate securities
----------------------------------------------------------------------------------------------------------------------------
            Valuation Approaches: Principally the
            market and income approaches.          Valuation Approaches: Principally the market approach.
            Key Inputs:                            Key Inputs:
            . quoted prices in markets that are    .illiquidity premium
              not active
            . benchmark yields; spreads off        .delta spread adjustments to reflect specific credit-related issues benchmark yields; new issuances;
              issuer ratings
            . trades of identical or comparable    .credit spreads
              securities; duration
            . privately-placed securities are
              valued using the additional key
              inputs:
            . market yield curve; call provisions
             . observable prices and spreads for
               similar public or private           . quoted prices in markets that are not active for identical or similar
               securities that incorporate the       securities that are less liquid and based on lower levels of trading
               credit quality and industry sector    activity than securities classified in Level 2
               of the issuer                       .independent non-binding broker quotations
            . delta spread adjustments to reflect
              specific credit-related issues
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
  U.S. government and agency securities, Municipals and Foreign government securities
----------------------------------------------------------------------------------------------------------------------------
            Valuation Approaches: Principally the
            market approach.                       Valuation Approaches: Principally the market approach.
            Key Inputs:                            Key Inputs:
            .quoted prices in markets that are     .independent non-binding broker quotations
             not active
            .benchmark U.S. Treasury yield or
             other yields
            .the spread off the U.S. Treasury      . quoted prices in markets that are not active for identical or similar
             yield curve for the identical           securities that are less liquid and based on lower levels of trading
             security                                activity than securities classified in Level 2
            .issuer ratings and issuer spreads;    .credit spreads
             broker-dealer quotations
            .comparable securities that are
             actively traded
----------------------------------------------------------------------------------------------------------------------------
  Structured Products
----------------------------------------------------------------------------------------------------------------------------
            Valuation Approaches: Principally the
            market and income approaches.          Valuation Approaches: Principally the market and income approaches.
            Key Inputs:                            Key Inputs:
            .quoted prices in markets that are     .credit spreads
             not active
            .spreads for actively traded
             securities; spreads off benchmark
             yields                                . quoted prices in markets that are not active for identical or similar
            .expected prepayment speeds and          securities that are less liquid and based on lower levels of trading
             volumes                                 activity than securities classified in Level 2
            .current and forecasted loss           .independent non-binding broker quotations
             severity; ratings; geographic region
            .weighted average coupon and weighted  .credit ratings
             average maturity
            .average delinquency rates; DSCR
            .credit ratings
            .issuance-specific information,
             including, but not limited to:
             .collateral type; structure of the
              security; vintage of the loans
             .payment terms of the underlying
              assets
             .payment priority within the
              tranche; deal performance
----------------------------------------------------------------------------------------------------------------------------
  Short-term investments and Other investments
----------------------------------------------------------------------------------------------------------------------------
            . Certain short-term investments and
               certain other investments are of a
               similar nature and class to the
               fixed maturity securities AFS        . Certain short-term investments and certain other investments are of a
               described above; while certain         similar nature and class to the fixed maturity securities AFS
               other investments are similar to       described above, while certain other investments are similar to
               equity securities. The valuation       equity securities. The valuation approaches and unobservable
               approaches and observable inputs       inputs used in their valuation are also similar to those described
               used in their valuation are also       above. Other investments contain equity securities that use key
               similar to those described above.      unobservable inputs such as credit ratings; issuance structures, in
               Other investments contain equity       addition to those described above for fixed maturities AFS. Other
               securities valued using quoted         investments also include certain real estate joint ventures and use
               prices in markets that are not         the valuation approach and key inputs as described for other
               considered active.                     limited partnership interests below.
----------------------------------------------------------------------------------------------------------------------------
  Residential mortgage loans -- FVO
----------------------------------------------------------------------------------------------------------------------------
            .N/A                                     Valuation Approaches: Principally the market approach.
                                                     Valuation Techniques and Key Inputs: These investments are based primarily on matrix pricing or other similar techniques that utilize inputs from mortgage servicers that are unobservable or cannot be derived principally from, or corroborated by, observable market data.
----------------------------------------------------------------------------------------------------------------------------

                                    MLIC-91

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Fair Value (continued)

-----------------------------------------------------------------------------------------------------------------------
                           Level 2                                              Level 3
Instrument            Observable Inputs                                    Unobservable Inputs
-----------------------------------------------------------------------------------------------------------------------
Separate account assets and Separate account liabilities (1)
-----------------------------------------------------------------------------------------------------------------------
  Mutual funds and hedge funds without readily determinable fair values as prices are not published publicly
-----------------------------------------------------------------------------------------------------------------------
            Key Input:                             .N/A
            .quoted prices or reported NAV
             provided by the fund managers
-----------------------------------------------------------------------------------------------------------------------
  Other limited partnership interests
-----------------------------------------------------------------------------------------------------------------------
            .N/A                                     Valued giving consideration to the underlying holdings of the partnerships and adjusting, if appropriate.
                                                   Key Inputs:
                                                   .liquidity; bid/ask spreads; performance record of the fund manager
                                                   .other relevant variables that may impact the exit value of the particular partnership interest
-           -----------------------------------------------------------------------------------------------------------
--------
(1)Estimated fair value equals carrying value, based on the value of the underlying assets, including: mutual fund interests, fixed maturity securities, equity securities, derivatives, hedge funds, other limited partnership interests, short-term investments and cash and cash equivalents.
   The estimated fair value of fixed maturity securities, equity securities, derivatives, short-term investments and cash and cash equivalents is determined on a basis consistent with the assets described under "--
   Securities, Short-term Investments and Other Investments" and "--
   Derivatives -- Freestanding Derivatives."

  Derivatives

    The estimated fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives, or through the use of pricing models for OTC-bilateral and OTC-cleared derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that management believes are consistent with what other market participants would use when pricing such instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk, nonperformance risk, volatility, liquidity and changes in estimates and assumptions used in the pricing models.

    The significant inputs to the pricing models for most OTC-bilateral and
  OTC-cleared derivatives are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data.
  Certain OTC-bilateral and OTC-cleared derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. These unobservable inputs may involve significant management judgment or estimation. Unobservable inputs are based on management's assumptions about the inputs market participants would use in pricing such derivatives.

    Most inputs for OTC-bilateral and OTC-cleared derivatives are mid-market inputs but, in certain cases, liquidity adjustments are made when they are deemed more representative of exit value. Market liquidity, as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company's derivatives and could materially affect net income.

    The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all OTC-bilateral and OTC-cleared derivatives, and any potential credit adjustment is based on the net exposure by counterparty after taking into account the effects of netting agreements and collateral arrangements. The Company values its OTC-bilateral and
  OTC-cleared derivatives using standard swap curves which may include a spread to the risk-free rate, depending upon specific collateral arrangements. This credit spread is appropriate for those parties that execute trades at pricing levels consistent with similar collateral arrangements. As the Company and its significant derivative counterparties generally execute trades at such pricing levels and hold sufficient collateral, additional credit risk adjustments are not currently required in the valuation process. The
  Company's ability to consistently execute at such pricing levels is, in part, due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. An evaluation of the requirement to make additional credit risk adjustments is performed by the
  Company each reporting period.

                                    MLIC-92

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Fair Value (continued)

  Freestanding Derivatives

   Level 2 Valuation Approaches and Key Inputs:

    This level includes all types of derivatives utilized by the Company with the exception of exchange-traded derivatives included within Level 1 and those derivatives with unobservable inputs as described in Level 3.

   Level 3 Valuation Approaches and Key Inputs:

    These valuation methodologies generally use the same inputs as described in the corresponding sections for Level 2 measurements of derivatives. However, these derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data.

    Freestanding derivatives are principally valued using the income approach.
  Valuations of non-option-based derivatives utilize present value techniques, whereas valuations of option-based derivatives utilize option pricing models.
  Key inputs are as follows:

-----------------------------------------------------------------------------------------------------------------------------
                                                                            Foreign Currency
              Instrument                         Interest Rate                Exchange Rate                Credit
-----------------------------------------------------------------------------------------------------------------------------
Inputs common to Level 2 and Level 3 by  swap yield curves               swap yield curves        swap yield curves
 instrument type                         basis curves                    basis curves             credit curves
                                         interest rate volatility (1)    currency spot rates      recovery rates
                                                                         cross currency basis
                                                                          curves
------------------------------------------                               -                        -
Level 3                                  swap yield curves (2)           swap yield curves (2)    swap yield curves (2)
                                         basis curves (2)                basis curves (2)         credit curves (2)
                                         repurchase rates                cross currency basis     credit spreads
                                         interest rate                    curves (2)              repurchase rates
                                          volatility (1), (2)            currency correlation     independent non-binding
                                                                                                   broker quotations
-                                        -                               -                        -
----------------------------------------------------------------------

              Instrument                        Equity Market
----------------------------------------------------------------------
Inputs common to Level 2 and Level 3 by  swap yield curves
 instrument type                         spot equity index levels
                                         dividend yield curves
                                         equity volatility (1)

-----------------------------------------
Level 3                                  dividend yield curves (2)
                                         equity volatility (1), (2)
                                         correlation between
                                          model inputs (1)

-

--------

(1)Option-based only.

(2)Extrapolation beyond the observable limits of the curve(s).

  Embedded Derivatives

    Embedded derivatives principally include certain direct and assumed variable annuity guarantees, annuity contracts, and investment risk within funds withheld related to certain reinsurance agreements. Embedded derivatives are recorded at estimated fair value with changes in estimated fair value reported in net income.

    The Company issues certain variable annuity products with guaranteed minimum benefits. GMWBs, GMABs and certain GMIBs contain embedded derivatives, which are measured at estimated fair value separately from the host variable annuity contract, with changes in estimated fair value reported in net derivative gains (losses). These embedded derivatives are classified within policyholder account balances on the consolidated balance sheets.

    The Company calculates the fair value of these embedded derivatives, which is estimated as the present value of projected future benefits minus the present value of projected future fees using actuarial and capital market assumptions including expectations concerning policyholder behavior. The calculation is based on in-force business, projecting future cash flows from the embedded derivative over multiple risk neutral stochastic scenarios using observable risk-free rates.

    Capital market assumptions, such as risk-free rates and implied volatilities, are based on market prices for publicly traded instruments to the extent that prices for such instruments are observable. Implied volatilities beyond the observable

                                    MLIC-93

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Fair Value (continued)

  period are extrapolated based on observable implied volatilities and historical volatilities. Actuarial assumptions, including mortality, lapse, withdrawal and utilization, are unobservable and are reviewed at least annually based on actuarial studies of historical experience.

    The valuation of these guarantee liabilities includes nonperformance risk adjustments and adjustments for a risk margin related to non-capital market inputs. The nonperformance adjustment is determined by taking into consideration publicly available information relating to spreads in the secondary market for MetLife, Inc.'s debt, including related credit default swaps. These observable spreads are then adjusted, as necessary, to reflect the priority of these liabilities and the claims paying ability of the issuing insurance subsidiaries as compared to MetLife, Inc.

    Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, premium persistency, partial withdrawal and surrenders. The establishment of risk margins requires the use of significant management judgment, including assumptions of the amount and cost of capital needed to cover the guarantees. These guarantees may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility and foreign currency exchange rates; changes in nonperformance risk; and variations in actuarial assumptions regarding policyholder behavior, mortality and risk margins related to non-capital market inputs, may result in significant fluctuations in the estimated fair value of the guarantees that could materially affect net income.

    The estimated fair value of the embedded derivatives within funds withheld related to certain ceded reinsurance is determined based on the change in estimated fair value of the underlying assets held by the Company in a reference portfolio backing the funds withheld liability. The estimated fair value of the underlying assets is determined as described in "-- Investments
  -- Securities, Short-term Investments and Other Investments." The estimated fair value of these embedded derivatives is included, along with their funds withheld hosts, in other liabilities on the consolidated balance sheets with changes in estimated fair value recorded in net derivative gains (losses).
  Changes in the credit spreads on the underlying assets, interest rates and market volatility may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.

    The Company issues certain annuity contracts which allow the policyholder to participate in returns from equity indices. These equity indexed features are embedded derivatives which are measured at estimated fair value separately from the host fixed annuity contract, with changes in estimated fair value reported in net derivative gains (losses). These embedded derivatives are classified within policyholder account balances on the consolidated balance sheets.

    The estimated fair value of the embedded equity indexed derivatives, based on the present value of future equity returns to the policyholder using actuarial and present value assumptions including expectations concerning policyholder behavior, is calculated by the Company's actuarial department.
  The calculation is based on in-force business and uses standard capital market techniques, such as Black-Scholes, to calculate the value of the portion of the embedded derivative for which the terms are set. The portion of the embedded derivative covering the period beyond where terms are set is calculated as the present value of amounts expected to be spent to provide equity indexed returns in those periods. The valuation of these embedded derivatives also includes the establishment of a risk margin, as well as changes in nonperformance risk.

  Embedded Derivatives Within Asset and Liability Host Contracts

   Level 3 Valuation Approaches and Key Inputs:

    Direct and assumed guaranteed minimum benefits

      These embedded derivatives are principally valued using the income approach. Valuations are based on option pricing techniques, which utilize significant inputs that may include swap yield curves, currency exchange rates and implied volatilities. These embedded derivatives result in
    Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include: the extrapolation beyond observable limits of the swap yield curves and implied volatilities, actuarial assumptions for policyholder behavior and mortality and the potential variability in policyholder behavior and mortality, nonperformance risk and cost of capital for purposes of calculating the risk margin.

                                    MLIC-94

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Fair Value (continued)

    Embedded derivatives within funds withheld related to certain ceded reinsurance

      These embedded derivatives are principally valued using the income approach. The valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curves and the fair value of assets within the reference portfolio. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include the fair value of certain assets within the reference portfolio which are not observable in the market and cannot be derived principally from, or corroborated by, observable market data.

  Transfers between Levels

   Overall, transfers between levels occur when there are changes in the observability of inputs and market activity.

  Transfers into or out of Level 3:

    Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data.
  This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable.

  Assets and Liabilities Measured at Fair Value Using Significant Unobservable
  Inputs (Level 3)

    The following table presents certain quantitative information about the significant unobservable inputs used in the fair value measurement, and the sensitivity of the estimated fair value to changes in those inputs, for the more significant asset and liability classes measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at:

                                                                                                      December 31, 2021
                                                                                                 ---------------------------
                                                                        Significant                                 Weighted
                                    Valuation Techniques             Unobservable Inputs              Range        Average (1)
                                ------------------------------ --------------------------------  ---------------   -----------
Fixed maturity securities AFS (3)
U.S. corporate and foreign
 corporate..................... Matrix pricing                 Offered quotes (4)                  1    -    165      110
                                Market pricing                 Quoted prices (4)                   --   -    117      101
                                -----------------------------------------------------------------------------------------------
RMBS........................... Market pricing                 Quoted prices (4)                   --   -    121       99
                                -----------------------------------------------------------------------------------------------
ABS............................ Market pricing                 Quoted prices (4)                   91   -    110      102
                                -----------------------------------------------------------------------------------------------
Derivatives
Interest rate.................. Present value techniques       Swap yield (6)                     151   -    200      188
                                                               Repurchase rates (8)                --   -     --       --
                                                               Volatility (9)                      1%   -     1%       1%

                                -----------------------------------------------------------------------------------------------
Foreign currency exchange rate. Present value techniques       Swap yield (6)                      --   -     --       --
                                -----------------------------------------------------------------------------------------------
Credit......................... Present value techniques       Credit spreads (10)                 96   -    133      109
                                Consensus pricing              Offered quotes (11)
                                -----------------------------------------------------------------------------------------------
Equity market.................. Present value techniques or    Volatility (12)                     --   -     --       --
                                  option pricing models
                                                               Correlation (13)                    --   -     --       --
                                -----------------------------------------------------------------------------------------------
Embedded derivatives
Direct and assumed guaranteed   Option pricing techniques      Mortality rates:
 minimum benefits..............
                                                                  Ages 0 - 40                    0.01%  -   0.12%    0.08%
                                                                  Ages 41 - 60                   0.05%  -   0.65%    0.27%
                                                                  Ages 61 - 115                  0.32%  -    100%    2.08%
                                                               Lapse rates:
                                                                  Durations 1 - 10               0.25%  -    100%    6.30%
                                                                  Durations 11 - 20              0.70%  -    100%    5.22%
                                                                  Durations 21 - 116             1.60%  -    100%    5.22%
                                                               Utilization rates                   0%   -    22%     0.22%
                                                               Withdrawal rates                  0.25%  -    10%     3.72%
                                                               Long-term equity volatilities     16.44% -   22.16%   18.60%
                                                               Nonperformance risk spread        0.04%  -   0.40%    0.35%
                                                                                                      December 31, 2020
                                                                                                 ---------------------------
                                                                        Significant                                 Weighted
                                    Valuation Techniques             Unobservable Inputs              Range        Average (1)
                                ------------------------------ --------------------------------  ---------------   -----------
Fixed maturity securities AFS (3)
U.S. corporate and foreign
 corporate..................... Matrix pricing                 Offered quotes (4)                  --   -    186      118
                                Market pricing                 Quoted prices (4)                   --   -    116       99
                                -----------------------------------------------------------------------------------------------
RMBS........................... Market pricing                 Quoted prices (4)                   --   -    159       98
                                -----------------------------------------------------------------------------------------------
ABS............................ Market pricing                 Quoted prices (4)                   1    -    107      100
                                -----------------------------------------------------------------------------------------------
Derivatives
Interest rate.................. Present value techniques       Swap yield (6)                      92   -    184      149
                                                               Repurchase rates (8)               (12)  -     1       (6)
                                                               Volatility (9)                      --   -     --       --

                                -----------------------------------------------------------------------------------------------
Foreign currency exchange rate. Present value techniques       Swap yield (6)                     (31)  -    (13)     (20)
                                -----------------------------------------------------------------------------------------------
Credit......................... Present value techniques       Credit spreads (10)                 96   -     99       98
                                Consensus pricing              Offered quotes (11)
                                -----------------------------------------------------------------------------------------------
Equity market.................. Present value techniques or    Volatility (12)                    21%   -    28%      28%
                                  option pricing models
                                                               Correlation (13)                   10%   -    30%      10%
                                -----------------------------------------------------------------------------------------------
Embedded derivatives
Direct and assumed guaranteed   Option pricing techniques      Mortality rates:
 minimum benefits..............
                                                                  Ages 0 - 40                    0.01%  -   0.12%    0.06%
                                                                  Ages 41 - 60                   0.05%  -   0.65%    0.30%
                                                                  Ages 61 - 115                  0.31%  -    100%    1.90%
                                                               Lapse rates:
                                                                  Durations 1 - 10               0.25%  -    100%    6.86%
                                                                  Durations 11 - 20              4.70%  -    100%    5.18%
                                                                  Durations 21 - 116               2%   -    100%    5.18%
                                                               Utilization rates                   0%   -    22%     0.17%
                                                               Withdrawal rates                  0.25%  -    10%     3.98%
                                                               Long-term equity volatilities     16.66% -   22.21%   18.70%
                                                               Nonperformance risk spread        0.04%  -   0.39%    0.40%
                                                                                                    Impact of
                                                                                                 Increase in Input
                                                                        Significant                on Estimated
                                    Valuation Techniques             Unobservable Inputs          Fair Value (2)
                                ------------------------------ --------------------------------  -----------------
Fixed maturity securities AFS (3)
U.S. corporate and foreign
 corporate..................... Matrix pricing                 Offered quotes (4)                   Increase
                                Market pricing                 Quoted prices (4)                    Increase
                                -----------------------------------------------------------------------------------
RMBS........................... Market pricing                 Quoted prices (4)                  Increase (5)
                                -----------------------------------------------------------------------------------
ABS............................ Market pricing                 Quoted prices (4)                  Increase (5)
                                -----------------------------------------------------------------------------------
Derivatives
Interest rate.................. Present value techniques       Swap yield (6)                     Increase (7)
                                                               Repurchase rates (8)               Decrease (7)
                                                               Volatility (9)                     Increase (7)
                                                                                                 ------------------
                                -----------------------------------------------------------------
Foreign currency exchange rate. Present value techniques       Swap yield (6)                     Increase (7)
                                -----------------------------------------------------------------------------------
Credit......................... Present value techniques       Credit spreads (10)                Decrease (7)
                                Consensus pricing              Offered quotes (11)
                                -----------------------------------------------------------------------------------
Equity market.................. Present value techniques or    Volatility (12)                    Increase (7)
                                  option pricing models
                                                               Correlation (13)
                                -----------------------------------------------------------------------------------
Embedded derivatives
Direct and assumed guaranteed   Option pricing techniques      Mortality rates:
 minimum benefits..............
                                                                  Ages 0 - 40                     Decrease (14)
                                                                  Ages 41 - 60                    Decrease (14)
                                                                  Ages 61 - 115                   Decrease (14)
                                                               Lapse rates:
                                                                  Durations 1 - 10                Decrease (15)
                                                                  Durations 11 - 20               Decrease (15)
                                                                  Durations 21 - 116              Decrease (15)
                                                               Utilization rates                  Increase (16)
                                                               Withdrawal rates                       (17)
                                                               Long-term equity volatilities      Increase (18)
                                                               Nonperformance risk spread         Decrease (19)

--------
(1) The weighted average for fixed maturity securities AFS and derivatives is determined based on the estimated fair value of the securities and derivatives. The weighted average for embedded derivatives is determined based on a combination of account values and experience data.

                                    MLIC-95

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Fair Value (continued)

(2) The impact of a decrease in input would have resulted in the opposite impact on estimated fair value. For embedded derivatives, changes to direct and assumed guaranteed minimum benefits are based on liability positions.

(3) Significant increases (decreases) in expected default rates in isolation would have resulted in substantially lower (higher) valuations.

(4) Range and weighted average are presented in accordance with the market convention for fixed maturity securities AFS of dollars per hundred dollars of par.

(5) Changes in the assumptions used for the probability of default would have been accompanied by a directionally similar change in the assumption used for the loss severity and a directionally opposite change in the assumptions used for prepayment rates.

(6) Ranges represent the rates across different yield curves and are presented in basis points. The swap yield curves are utilized among different types of derivatives to project cash flows, as well as to discount future cash flows to present value. Since this valuation methodology uses a range of inputs across a yield curve to value the derivative, presenting a range is more representative of the unobservable input used in the valuation.

(7) Changes in estimated fair value are based on long U.S. dollar net asset positions and will be inversely impacted for short U.S. dollar net asset positions.

(8) Ranges represent different repurchase rates utilized as components within the valuation methodology and are presented in basis points.

(9) Ranges represent the underlying interest rate volatility quoted in percentage points. Since this valuation methodology uses an equivalent of
    LIBOR for secured overnight financing rate volatility, presenting a range is more representative of the unobservable input used in the valuation.

(10)Represents the risk quoted in basis points of a credit default event on the underlying instrument. Credit derivatives with significant unobservable inputs are primarily comprised of written credit default swaps.

(11)At both December 31, 2021 and 2020, independent non-binding broker quotations were used in the determination of less than 1% of the total net derivative estimated fair value.

(12)Ranges represent the underlying equity volatility quoted in percentage points. Since this valuation methodology uses a range of inputs across multiple volatility surfaces to value the derivative, presenting a range is more representative of the unobservable input used in the valuation.

(13)Ranges represent the different correlation factors utilized as components within the valuation methodology. Presenting a range of correlation factors is more representative of the unobservable input used in the valuation.
    Increases (decreases) in correlation in isolation will increase (decrease)
    the significance of the change in valuations.

(14)Mortality rates vary by age and by demographic characteristics such as gender. Mortality rate assumptions are based on company experience. A mortality improvement assumption is also applied. For any given contract, mortality rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

(15)Base lapse rates are adjusted at the contract level based on a comparison of the actuarially calculated guaranteed values and the current policyholder account value, as well as other factors, such as the applicability of any surrender charges. A dynamic lapse function reduces the base lapse rate when the guaranteed amount is greater than the account value as in the money contracts are less likely to lapse. Lapse rates are also generally assumed to be lower in periods when a surrender charge applies. For any given contract, lapse rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

(16)The utilization rate assumption estimates the percentage of contractholders with GMIBs or a lifetime withdrawal benefit who will elect to utilize the benefit upon becoming eligible. The rates may vary by the type of guarantee, the amount by which the guaranteed amount is greater than the account value, the contract's withdrawal history and by the age of the policyholder. For any given contract, utilization rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

                                    MLIC-96

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Fair Value (continued)

(17)The withdrawal rate represents the percentage of account balance that any given policyholder will elect to withdraw from the contract each year. The withdrawal rate assumption varies by age and duration of the contract, and also by other factors such as benefit type. For any given contract, withdrawal rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative. For GMWBs, any increase (decrease) in withdrawal rates results in an increase (decrease)
    in the estimated fair value of the guarantees. For GMABs and GMIBs, any increase (decrease) in withdrawal rates results in a decrease (increase) in the estimated fair value.

(18)Long-term equity volatilities represent equity volatility beyond the period for which observable equity volatilities are available. For any given contract, long-term equity volatility rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

(19)Nonperformance risk spread varies by duration and by currency. For any given contract, multiple nonperformance risk spreads will apply, depending on the duration of the cash flow being discounted for purposes of valuing the embedded derivative.

  Generally, all other classes of assets and liabilities classified within
Level 3 that are not included in the preceding table use the same valuation techniques and significant unobservable inputs as previously described for
Level 3. The sensitivity of the estimated fair value to changes in the significant unobservable inputs for these other assets and liabilities is similar in nature to that described in the preceding table. The valuation techniques and significant unobservable inputs used in the fair value measurement for the more significant assets measured at estimated fair value on a nonrecurring basis and determined using significant unobservable inputs
(Level 3) are summarized in "-- Nonrecurring Fair Value Measurements."

                                    MLIC-97

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Fair Value (continued)

  The following tables summarize the change of all assets (liabilities)
measured at estimated fair value on a recurring basis using significant unobservable inputs (Level 3):

                                         Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                         ----------------------------------------------------------------------
                                                    Fixed Maturity Securities AFS
                                         --------------------------------------------------------
                                                           Structured                   Foreign     Short-term
                                          Corporate (6)     Products      Municipals   Government   Investments
                                         --------------   ------------   -----------  -----------  ------------
                                                                   (In millions)
Balance, January 1, 2020................ $       9,382    $      3,395    $       7    $      10     $     17
Total realized/unrealized gains
 (losses) included in net income (loss)
 (1), (2)...............................           (91)             46           --           --           --
Total realized/unrealized gains
 (losses) included in AOCI..............           979              22           --           --           --
Purchases (3)...........................         3,018           1,670           --           --            1
Sales (3)...............................          (960)           (740)          --           (2)          (2)
Issuances (3)...........................            --              --           --           --           --
Settlements (3).........................            --              --           --           --           --
Transfers into Level 3 (4)..............         2,968             108           --           --           --
Transfers out of Level 3 (4)............          (423)            (36)          (7)          (3)         (15)
                                         -------------    ------------    ---------    ---------     --------
Balance, December 31, 2020..............        14,873           4,465           --            5            1
Total realized/unrealized gains
 (losses) included in net income (loss)
 (1), (2)...............................           (40)             45           --           --           --
Total realized/unrealized gains
 (losses) included in AOCI..............          (745)              8           --           (1)          --
Purchases (3)...........................         2,369           1,247           --           --            2
Sales (3)...............................        (1,211)         (1,239)          --           (2)          --
Issuances (3)...........................            --              --           --           --           --
Settlements (3).........................            --              --           --           --           --
Transfers into Level 3 (4)..............           162             332           --           10           --
Transfers out of Level 3 (4)............          (473)           (258)          --           --           (1)
                                         -------------    ------------    ---------    ---------     --------
Balance, December 31, 2021.............. $      14,935    $      4,600    $      --    $      12     $      2
                                         =============    ============    =========    =========     ========
Changes in unrealized gains (losses)
 included in net income (loss) for the
 instruments still held at December 31,
 2019: (5).............................. $         (34)   $         42    $      --    $      --     $     --
                                         =============    ============    =========    =========     ========
Changes in unrealized gains (losses)
 included in net income (loss) for the
 instruments still held at December 31,
 2020: (5).............................. $         (53)   $         52    $      --    $      --     $     --
                                         =============    ============    =========    =========     ========
Changes in unrealized gains (losses)
 included in net income (loss) for the
 instruments still held at
 December 31, 2021 (5).................. $          (7)   $         41    $      --    $      --     $     --
                                         =============    ============    =========    =========     ========
Changes in unrealized gains (losses)
 included in AOCI for the instruments
 still held at December 31, 2020: (5)... $         963    $         22    $      --    $      --     $     --
                                         =============    ============    =========    =========     ========
Changes in unrealized gains (losses)
 included in AOCI for the instruments
 still held at December 31, 2021: (5)... $        (731)   $         10    $      --    $      (1)    $     --
                                         =============    ============    =========    =========     ========
Gains (Losses) Data for the year ended
 December 31, 2019
Total realized/unrealized gains
 (losses) included in net income (loss)
 (1), (2)............................... $         (41)   $         43    $      --    $      --     $     --
Total realized/unrealized gains
 (losses) included in AOCI.............. $         564    $         30    $      --    $      --     $     --

                                    MLIC-98

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Fair Value (continued)

                                                        Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                                        --------------------------------------------------------------------
                                                        Residential
                                                         Mortgage        Other          Net        Net Embedded     Separate
                                                        Loans - FVO   Investments Derivatives (7) Derivatives (8) Accounts (9)
                                                        -----------   ----------- --------------- --------------- ------------
                                                                                    (In millions)
Balance, January 1, 2020............................... $      188    $      799     $     (72)    $      (1,325) $        915
Total realized/unrealized gains (losses) included in
 net income (loss) (1), (2)............................          9            73           176              (557)           --
Total realized/unrealized gains (losses) included in
 AOCI..................................................         --            --           772                --            --
Purchases (3)..........................................         --            33             4                --           184
Sales (3)..............................................        (13)         (147)           --                --          (153)
Issuances (3)..........................................         --            --            (2)               --            (4)
Settlements (3)........................................        (19)           --          (426)             (179)            1
Transfers into Level 3 (4).............................         --            --            --                --             1
Transfers out of Level 3 (4)...........................         --          (193)           --                --            (5)
                                                        ----------    ----------     ---------     -------------  ------------
Balance, December 31, 2020.............................        165           565           452            (2,061)          939
Total realized/unrealized gains (losses) included in
 net income (loss) (1), (2)............................         (5)          183           (69)              733             8
Total realized/unrealized gains (losses) included in
 AOCI..................................................         --            --          (352)               --            --
Purchases (3)..........................................         --           139            28                --         1,044
Sales (3)..............................................        (11)          (38)           --                --           (44)
Issuances (3)..........................................         --            --           (13)               --            (2)
Settlements (3)........................................        (22)           --            38              (171)            6
Transfers into Level 3 (4).............................         --            74             1                --            10
Transfers out of Level 3 (4)...........................         --           (29)            1                --            (3)
                                                        ----------    ----------     ---------     -------------  ------------
Balance, December 31, 2021............................. $      127    $      894     $      86     $      (1,499) $      1,958
                                                        ==========    ==========     =========     =============  ============
Changes in unrealized gains (losses) included in net
 income (loss) for the instruments still held at
 December 31, 2019: (5)................................ $      (14)   $       86     $     (44)    $        (422) $         --
                                                        ==========    ==========     =========     =============  ============
Changes in unrealized gains (losses) included in net
 income (loss) for the instruments still held at
 December 31, 2020: (5)................................ $        3    $       67     $     (76)    $        (565) $         --
                                                        ==========    ==========     =========     =============  ============
Changes in unrealized gains (losses) included in net
 income (loss) for the instruments still held at
 December 31, 2021: (5)................................ $      (10)   $      170     $      (7)    $         735  $         --
                                                        ==========    ==========     =========     =============  ============
Changes in unrealized gains (losses) included in AOCI
 for the instruments still held at December 31, 2020:
 (5)................................................... $       --    $       --     $     579     $          --  $         --
                                                        ==========    ==========     =========     =============  ============
Changes in unrealized gains (losses) included in AOCI
 for the instruments still held at December 31, 2021:
 (5)................................................... $       --    $       --     $    (128)    $          --  $         --
                                                        ==========    ==========     =========     =============  ============
Gains (Losses) Data for the year ended December 31,
 2019
Total realized/unrealized gains (losses) included in
 net income (loss) (1), (2)............................ $        7    $       94     $     (36)    $        (429) $          7
Total realized/unrealized gains (losses) included in
 AOCI.................................................. $       --    $       --     $     161     $          --  $         --
--------
(1) Amortization of premium/accretion of discount is included within net investment income. Impairments charged to net income (loss) on securities are included in net investment gains (losses), while changes in estimated fair value of residential mortgage loans -- FVO are included in net investment income. Lapses associated with net embedded derivatives are included in net derivative gains (losses). Substantially all realized/unrealized gains (losses) included in net income (loss) for net derivatives and net embedded derivatives are reported in net derivative gains (losses).

(2) Interest and dividend accruals, as well as cash interest coupons and dividends received, are excluded from the rollforward.

(3) Items purchased/issued and then sold/settled in the same period are excluded from the rollforward. Fees attributed to embedded derivatives are included in settlements.

(4) Items transferred into and then out of Level 3 in the same period are excluded from the rollforward.

(5) Changes in unrealized gains (losses) included in net income (loss) and included in AOCI relate to assets and liabilities still held at the end of the respective periods. Substantially all changes in unrealized gains
    (losses) included in net income (loss) for net derivatives and net embedded derivatives are reported in net derivative gains (losses).

                                    MLIC-99

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Fair Value (continued)

(6) Comprised of U.S. and foreign corporate securities.

(7) Freestanding derivative assets and liabilities are presented net for purposes of the rollforward.

(8) Embedded derivative assets and liabilities are presented net for purposes of the rollforward.

(9) Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders within separate account liabilities. Therefore, such changes in estimated fair value are not recorded in net income (loss). For the purpose of this disclosure, these changes are presented within net income (loss). Separate account assets and liabilities are presented net for the purposes of the rollforward.

  Fair Value Option

    The Company elects the FVO for certain residential mortgage loans that are managed on a total return basis. The following table presents information for residential mortgage loans which are accounted for under the FVO and were initially measured at fair value.

                                                                                                        December 31,
                                                                                                   ----------------------
                                                                                                      2021        2020
                                                                                                   ----------  ----------
                                                                                                        (In millions)
Unpaid principal balance.......................................................................... $      130  $      172
Difference between estimated fair value and unpaid principal balance..............................         (3)         (7)
                                                                                                   ----------  ----------
Carrying value at estimated fair value............................................................ $      127  $      165
                                                                                                   ==========  ==========
Loans in nonaccrual status........................................................................ $       32  $       45
Loans more than 90 days past due.................................................................. $       14  $       27
Loans in nonaccrual status or more than 90 days past due, or both -- difference between aggregate
 estimated fair value and unpaid principal balance................................................ $       (7) $      (13)

Nonrecurring Fair Value Measurements

  The following table presents information for assets measured at estimated fair value on a nonrecurring basis during the periods and still held at the reporting dates (for example, when there is evidence of impairment), using significant unobservable inputs (Level 3).

                              At December 31,                 For the Years Ended December 31,
                             -------------------------------- --------------------------------
                               2021             2020            2021        2020       2019
                                 --------        --------     ---------  ----------  --------
                             Carrying Value After Measurement        Gains (Losses)
                             -------------------------------- --------------------------------
                                              (In millions)
    Mortgage loans, net (1). $    266         $    320        $    (91)  $    (110)  $    (2)
--------
(1)Estimated fair values for impaired mortgage loans are based on estimated fair value of the underlying collateral.

Fair Value of Financial Instruments Carried at Other Than Fair Value

  The following tables provide fair value information for financial instruments that are carried on the balance sheet at amounts other than fair value. These tables exclude the following financial instruments: cash and cash equivalents, accrued investment income, payables for collateral under securities loaned and other transactions, short-term debt and those short-term investments that are not securities, such as time deposits, and therefore are not included in the three-level hierarchy table disclosed in the "-- Recurring Fair Value
Measurements" section. The Company believes that due to the short-term nature of these excluded assets, which are primarily classified in Level 2, the estimated fair value approximates carrying value. All remaining balance sheet amounts excluded from the tables below are not considered financial instruments subject to this disclosure.

                                   MLIC-100

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Fair Value (continued)

   The carrying values and estimated fair values for such financial instruments, and their corresponding placement in the fair value hierarchy, are summarized as follows at:

                                                            December 31, 2021
                                             ------------------------------------------------
                                                          Fair Value Hierarchy
                                                       ---------------------------
                                                                                     Total
                                             Carrying                              Estimated
                                              Value    Level 1  Level 2   Level 3  Fair Value
                                             --------- ------- --------- --------- ----------
                                                              (In millions)
Assets
Mortgage loans (1).......................... $  60,092 $    -- $      -- $  63,094 $  63,094
Policy loans................................ $   5,816 $    -- $      -- $   6,710 $   6,710
Other invested assets....................... $   2,230 $    -- $   1,932 $     356 $   2,288
Premiums, reinsurance and other receivables. $  12,101 $    -- $     156 $  12,375 $  12,531
Liabilities
Policyholder account balances............... $  76,387 $    -- $      -- $  79,182 $  79,182
Long-term debt.............................. $   1,659 $    -- $   2,000 $      -- $   2,000
Other liabilities........................... $  12,357 $    -- $     159 $  12,412 $  12,571
Separate account liabilities................ $  54,254 $    -- $  54,254 $      -- $  54,254

                                                            December 31, 2020
                                             ------------------------------------------------
                                                          Fair Value Hierarchy
                                                       ---------------------------
                                                                                     Total
                                             Carrying                              Estimated
                                              Value    Level 1  Level 2   Level 3  Fair Value
                                             --------- ------- --------- --------- ----------
                                                              (In millions)
Assets
Mortgage loans (1).......................... $  66,240 $    -- $      -- $  70,391 $  70,391
Policy loans................................ $   5,973 $    -- $      -- $   7,148 $   7,148
Other invested assets....................... $   2,849 $    -- $   2,586 $     167 $   2,753
Premiums, reinsurance and other receivables. $  13,173 $    -- $     363 $  13,274 $  13,637
Liabilities
Policyholder account balances............... $  78,059 $    -- $      -- $  82,982 $  82,982
Long-term debt.............................. $   1,615 $    -- $   2,018 $      -- $   2,018
Other liabilities........................... $  12,595 $    -- $     134 $  12,778 $  12,912
Separate account liabilities................ $  59,103 $    -- $  59,103 $      -- $  59,103
--------
(1) Includes mortgage loans measured at estimated fair value on a nonrecurring basis and excludes mortgage loans measured at estimated fair value on a recurring basis.

10. Leases

  The Company, as lessee, has entered into various lease and sublease agreements primarily for office space. The Company has operating leases with remaining lease terms of less than one year to 9 years. The remaining lease terms for the subleases are less than one year to 9 years.

ROU Assets and Lease Liabilities

   ROU assets and lease liabilities for operating leases were:

                                     December 31, December 31,
                                         2021         2020
                                     ------------ ------------
                                           (In millions)
                  ROU assets........    $  601       $  718
                  Lease liabilities.    $  701       $  795

                                   MLIC-101

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Leases (continued)

Lease Costs

   The components of operating lease costs were as follows:

                                       For the Years Ended December 31,
                                       -------------------------------
                                        2021       2020       2019
                                        ------     ------     ------
                                            (In millions)
                 Operating lease cost. $  120     $  117     $  109
                 Variable lease cost..     14         15         20
                 Sublease income......    (91)       (89)       (80)
                                        ------     ------     ------
                  Net lease cost...... $   43     $   43     $   49
                                        ======     ======     ======

Other Information

   Supplemental other information related to operating leases was as follows:

                                                                                       December 31, December 31,
                                                                                           2021         2020
                                                                                       ------------ ------------
                                                                                         (Dollars in millions)
Cash paid for amounts included in the measurement of lease liability - operating cash
  flows...............................................................................   $    122     $    125
ROU assets obtained in exchange for new lease liabilities.............................   $      4     $     --
Weighted-average remaining lease term.................................................    7 years      8 years
Weighted-average discount rate........................................................        4.0%         4.0%

Maturities of Lease Liabilities

   Maturities of operating lease liabilities were as follows:

                                                 December 31, 2021
                                                 -----------------
                                                   (In millions)
              2022..............................      $  126
              2023..............................         117
              2024..............................         108
              2025..............................         108
              2026..............................         103
              Thereafter........................         253
                                                      ------
               Total undiscounted cash flows....         815
              Less: interest....................         114
                                                      ------
               Present value of lease liability.      $  701
                                                      ======

  See Note 7 for information about the Company's investments in leased real estate and leveraged and direct financing leases.

                                   MLIC-102

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

11. Long-term and Short-term Debt

   Long-term and short-term debt outstanding, excluding debt relating to consolidated securitization entities, was as follows:

                                                                                     December 31,
                                                           -----------------------------------------------------------------

                      Interest Rates (1)                                 2021                             2020
                    ---------------------                  -------------------------------- --------------------------------

                                                                     Unamortized                      Unamortized
                                    Weighted                Face     Discount and  Carrying  Face     Discount and  Carrying
                        Range       Average   Maturity      Value   Issuance Costs  Value    Value   Issuance Costs  Value
                    -------------   -------- -----------   -------- -------------- -------- -------- -------------- --------
                                                                                     (In millions)
Surplus
 notes--affiliated. 7.38% -   7.38%   7.38%     2037       $    700     $   (8)    $    692 $    700     $   (8)    $    692
Surplus notes...... 7.80% -   7.88%   7.83%  2024 -   2025      400         (1)         399      400         (2)         398
Other notes (2).... 0.08% -   3.75%   2.48%  2022 -   2058      571         (3)         568      527         (3)         524
                                                           --------     ------     -------- --------     ------     --------
 Total long-term
  debt.............                                           1,671        (12)       1,659    1,627        (13)       1,614
                                                           --------     ------     -------- --------     ------     --------
Total short-term
 debt..............                                             100         --          100      120         --          120
                                                           --------     ------     -------- --------     ------     --------
  Total............                                        $  1,771     $  (12)    $  1,759 $  1,747     $  (13)    $  1,734
                                                           ========     ======     ======== ========     ======     ========
--------
(1)Range of interest rates and weighted average interest rates are for the year ended December 31, 2021.

(2)During 2021, a subsidiary of Metropolitan Life Insurance Company issued
   $35 million of long-term debt to MetLife, Inc.

  The aggregate maturities of long-term debt at December 31, 2021 for the next five years and thereafter are $82 million in 2022, $0 in 2023, $184 million in
2024, $250 million in 2025, $347 million in 2026 and $796 million thereafter.

  Unsecured senior debt which consists of senior notes and other notes rank highest in priority. Payments of interest and principal on Metropolitan Life
Insurance Company's surplus notes are subordinate to all other obligations and may be made only with the prior approval of the New York State Department of
Financial Services ("NYDFS").

Other Notes

  At December 31, 2021, MetLife Private Equity Holdings, LLC ("MPEH"), a
wholly-owned indirect investment subsidiary of Metropolitan Life Insurance
Company, was party to a credit agreement providing for $350 million of term loans and $75 million of a revolving loan (the "Credit Agreement"), which matures in September 2026. In March 2020, MPEH borrowed $75 million on a revolving loan under the Credit Agreement and repaid this loan in July 2020.
Simultaneously, in July 2020, MPEH borrowed $50 million on the term loan under the Credit Agreement. MPEH has pledged invested assets to secure the loans;
however, these loans are non-recourse to Metropolitan Life Insurance Company.

Short-term Debt

  Short-term debt with maturities of one year or less was as follows:

                                               December 31,
                                           --------------------
                                              2021        2020
                                           -----------  --------
                                           (Dollars in millions)
                Commercial paper.......... $       100  $    100
                Short-term borrowings (1).          --        20
                                           -----------  --------
                Total short-term debt..... $       100  $    120
                                           ===========  ========
                Average daily balance..... $       105  $    125
                Average days outstanding..    104 days   73 days
--------
(1) Represents short-term debt related to repurchase agreements, secured by assets consolidated by the Company.

   For the years ended December 31, 2021, 2020 and 2019, the weighted average interest rate on short-term debt was 0.23%, 1.51% and 2.74%, respectively.

                                   MLIC-103

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

11. Long-term and Short-term Debt (continued)

Interest Expense

     Interest expense included in other expenses was $96 million, $99 million and $105 million for the years ended December 31, 2021, 2020 and 2019, respectively. These amounts include $52 million of interest expense related to affiliated debt for each of the three years ended December 31, 2021, 2020 and 2019.

Credit Facility

     At December 31, 2021, MetLife, Inc. and MetLife Funding, Inc., a
  wholly-owned subsidiary of Metropolitan Life Insurance Company ("MetLife
  Funding"), maintained a $3.0 billion unsecured revolving credit facility (the
  "Credit Facility"). When drawn upon, this facility bears interest at varying rates in accordance with the agreement.

     The Credit Facility is used for general corporate purposes, to support the borrowers' commercial paper programs and for the issuance of letters of credit. Total fees associated with the Credit Facility were $7 million for each of the years ended December 31, 2021, 2020 and 2019, respectively, and were included in other expenses.

     Information on the Credit Facility at December 31, 2021 was as follows:

                                            Letters of Credit
                                 Maximum       Used by the      Letters of Credit                Unused
Borrower(s)    Expiration        Capacity      Company (1)    Used by Affiliates (1) Drawdowns Commitments
----------- ------------------ ------------ ----------------- ---------------------- --------- -----------
                                                              (In millions)

  MetLife,
  Inc.
  and
  MetLife
  Funding,
  Inc...... February 2026 (2)  $      3,000    $      412           $      47         $    --  $    2,541
--------
(1) MetLife, Inc. and MetLife Funding are severally liable for their respective obligations under the Credit Facility. MetLife Funding was not an applicant under letters of credit outstanding as of December 31, 2021 and is not responsible for any reimbursement obligations under such letters of credit.

(2) In February 2021, the Credit Facility was amended and restated to, among other things, extend the maturity date. The Company incurred costs of
    $3 million related to the Credit Facility, which were capitalized and included in other assets. These costs are being amortized over the remaining term of the Credit Facility. All borrowings under the amended and restated Credit Facility must be repaid by February 26, 2026, except that letters of credit outstanding upon termination may remain outstanding until
    February 26, 2027.

Debt and Facility Covenants

  Certain of the Company's debt instruments and the Credit Facility contain various administrative, reporting, legal and financial covenants. The Company believes it was in compliance with all applicable financial covenants at
December 31, 2021.

12. Equity

Statutory Equity and Income

  Metropolitan Life Insurance Company prepares statutory-basis financial statements in accordance with statutory accounting practices prescribed or permitted by the NYDFS. The National Association of Insurance Commissioners
("NAIC") has adopted the Codification of Statutory Accounting
Principles ("Statutory Codification"). Statutory Codification is intended to standardize regulatory accounting and reporting to state insurance departments.
However, statutory accounting principles continue to be established by individual state laws and permitted practices. Modifications by the NYDFS may impact the effect of Statutory Codification on the statutory capital and surplus of Metropolitan Life Insurance Company.

  New York, the state of domicile of Metropolitan Life Insurance Company, imposes risk-based capital ("RBC") requirements that were developed by the
NAIC. Regulatory compliance is determined by a ratio of a company's total adjusted capital, calculated in the manner prescribed by the NAIC ("TAC"), with modifications by the state insurance department, to its authorized control level RBC, calculated in the manner prescribed by the NAIC ("ACL RBC"), based on the statutory-based filed financial statements. Companies below specific trigger levels or ratios are classified by their respective levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences is twice ACL RBC ("CAL RBC"). The CAL RBC ratios for Metropolitan Life Insurance Company were in excess of 360% and in excess of
350% at December 31, 2021 and 2020, respectively.

                                   MLIC-104

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

12. Equity (continued)

  Metropolitan Life Insurance Company's ancillary foreign insurance operations are regulated by applicable authorities of the jurisdictions in which each entity operates and are subject to minimum capital and solvency requirements in those jurisdictions before corrective action commences. The aggregate required capital and surplus of Metropolitan Life Insurance Company's foreign insurance operations was $430 million and the aggregate actual regulatory capital and surplus of such operations was $722 million as of the date of the most recent required capital adequacy calculation for each jurisdiction. The Company's foreign insurance operations exceeded the minimum capital and solvency requirements as of the date of the most recent fiscal year-end capital adequacy calculation for each jurisdiction.

  Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt and valuing securities on a different basis.

  In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by Metropolitan Life Insurance Company are net deferred income tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within three years. Further, statutory accounting principles do not give recognition to purchase accounting adjustments.

  New York has adopted certain prescribed accounting practices, primarily consisting of the continuous Commissioners' Annuity Reserve Valuation Method, which impacts deferred annuities, and the New York Special Considerations
Letter, which mandates certain assumptions in asset adequacy testing. The collective impact of these prescribed accounting practices decreased the statutory capital and surplus of Metropolitan Life Insurance Company by
$1.2 billion and $1.6 billion at December 31, 2021 and 2020, respectively, compared to what capital and surplus would have been had it been measured under
NAIC guidance.

   Statutory net income (loss) of Metropolitan Life Insurance Company, a New
York domiciled insurer, was $3.5 billion, $3.4 billion and $3.9 billion at
December 31, 2021, 2020 and 2019, respectively. Statutory capital and surplus was $11.8 billion and $11.3 billion at December 31, 2021 and 2020, respectively. All such amounts are derived from the statutory-basis financial statements as filed with the NYDFS.

Dividend Restrictions

  Under the New York State Insurance Law, Metropolitan Life Insurance Company
is permitted, without prior insurance regulatory clearance, to pay stockholder dividends to MetLife, Inc. in any calendar year based on either of two standards. Under one standard, Metropolitan Life Insurance Company is permitted, without prior insurance regulatory clearance, to pay dividends out of earned surplus (defined as positive unassigned funds (surplus), excluding
85% of the change in net unrealized capital gains or losses (less capital gains tax), for the immediately preceding calendar year), in an amount up to the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year, or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains), not to exceed 30% of surplus to policyholders as of the end of the immediately preceding calendar year. In addition, under this standard,
Metropolitan Life Insurance Company may not, without prior insurance regulatory clearance, pay any dividends in any calendar year immediately following a calendar year for which its net gain from operations, excluding realized capital gains, was negative. Under the second standard, if dividends are paid out of other than earned surplus, Metropolitan Life Insurance Company may, without prior insurance regulatory clearance, pay an amount up to the lesser of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year, or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains). In addition, Metropolitan Life Insurance Company will be permitted to pay a dividend to MetLife, Inc. in excess of the amounts allowed under both standards only if it files notice of its intention to declare such a dividend and the amount thereof with the New York Superintendent of Financial Services (the
"Superintendent") and the Superintendent either approves the distribution of the dividend or does not disapprove the dividend within 30 days of its filing.
Under the New York State Insurance Law, the Superintendent has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholder.

  Metropolitan Life Insurance Company paid $3.4 billion and $2.8 billion in dividends to MetLife, Inc. for the years ended December 31, 2021 and 2020, respectively, including amounts where regulatory approval was obtained as required. Under New

                                   MLIC-105

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

12. Equity (continued)

York State Insurance Law, Metropolitan Life Insurance Company has calculated that it may pay approximately $3.5 billion to MetLife, Inc. without prior regulatory approval by the end of 2022.

Accumulated Other Comprehensive Income (Loss)

  Information regarding changes in the balances of each component of AOCI attributable to Metropolitan Life Insurance Company was as follows:

                           Unrealized                        Foreign     Defined
                        Investment Gains     Unrealized     Currency     Benefit
                        (Losses), Net of   Gains (Losses)  Translation    Plans
                       Related Offsets (1) on Derivatives   Adjustments Adjustment     Total
                      -------------------- -------------- ------------- ----------  -----------
                                                    (In millions)
Balance at
 December 31, 2018...      $    2,515        $    1,382     $     (74)   $    (261)  $    3,562
OCI before
 reclassifications...           7,993               516           (32)        (167)       8,310
Deferred income
 tax benefit
 (expense)...........          (1,678)             (109)            9           35       (1,743)
                          -----------       -----------    ----------   ----------  -----------
 AOCI before
   reclassifications,
   net of income
   tax...............           8,830             1,789           (97)        (393)      10,129
Amounts
 reclassified from
 AOCI................              60              (237)           --           24         (153)
Deferred income
 tax benefit
 (expense)...........             (13)               50            --           (5)          32
                          -----------       -----------    ----------   ----------  -----------
 Amounts
   reclassified
   from AOCI, net
   of income tax.....              47              (187)           --           19         (121)
                          -----------       -----------    ----------   ----------  -----------
Cumulative effects
 of changes in
 accounting
 principles..........              (1)               22            --           --           21
Deferred income
 tax benefit
 (expense),
 cumulative
 effects of
 changes in
 accounting
 principles..........              --                (4)           --           --           (4)
                          -----------       -----------    ----------   ----------  -----------
 Cumulative
   effects of
   changes in
   accounting
   principles, net
   of income tax.....              (1)               18            --           --           17
                          -----------       -----------    ----------   ----------  -----------
Balance at
 December 31, 2019...           8,876             1,620           (97)        (374)      10,025
OCI before
 reclassifications...           1,852             1,144            54         (145)       2,905
Deferred income
 tax benefit
 (expense)...........            (391)             (240)          (10)          30         (611)
                          -----------       -----------    ----------   ----------  -----------
 AOCI before
   reclassifications,
   net of income
   tax...............          10,337             2,524           (53)        (489)      12,319
Amounts
 reclassified from
 AOCI................              59              (928)           --           37         (832)
Deferred income
 tax benefit
 (expense)...........             (12)              195            --           (8)         175
                          -----------       -----------    ----------   ----------  -----------
 Amounts
   reclassified
   from AOCI, net
   of income tax.....              47              (733)           --           29         (657)
                          -----------       -----------    ----------   ----------  -----------
Balance at
 December 31, 2020...          10,384             1,791           (53)        (460)      11,662
OCI before
 reclassifications...          (2,564)               30             9           44       (2,481)
Deferred income
 tax benefit
 (expense)...........             586                (8)           (1)          (9)         568
                          -----------       -----------    ----------   ----------  -----------
 AOCI before
   reclassifications,
   net of income
   tax...............           8,406             1,813           (45)        (425)       9,749
Amounts
 reclassified from
 AOCI................             102                81            --           38          221
Deferred income
 tax benefit
 (expense)...........             (23)              (22)           --           (8)         (53)
                          -----------       -----------    ----------   ----------  -----------
 Amounts
   reclassified
   from AOCI, net
   of income tax.....              79                59            --           30          168
                          -----------       -----------    ----------   ----------  -----------
Balance at
 December 31, 2021...      $    8,485        $    1,872     $    (45)    $    (395)  $    9,917
                          ===========       ===========    ==========   ==========  ===========
--------
(1)See Note 7 for information on offsets to investments related to policyholder liabilities, DAC, VOBA and DSI.

                                   MLIC-106

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

12. Equity (continued)

   Information regarding amounts reclassified out of each component of AOCI was as follows:

                                                                                            Consolidated Statements of
                                                         Years Ended December 31,              Operations Locations
-                                                  -----------------------------------     ------------------------------
                                                       2021         2020         2019
                                                   -----------   ----------   ----------
AOCI Components                                       Amounts Reclassified from AOCI
---------------                                    -----------------------------------
                                                              (In millions)
Net unrealized investment gains (losses):
Net unrealized investment gains (losses)..........  $      (67)   $     (30)   $      17   Net investment gains (losses)
Net unrealized investment gains (losses)..........         (13)         (18)         (16)  Net investment income
Net unrealized investment gains (losses)..........         (22)         (11)         (61)  Net derivative gains (losses)
                                                   -----------   ----------   ----------
 Net unrealized investment gains (losses), before
   income tax.....................................        (102)         (59)         (60)
Income tax (expense) benefit......................          23           12           13
                                                   -----------   ----------   ----------
 Net unrealized investment gains (losses), net of
   income tax.....................................         (79)         (47)         (47)
                                                   -----------   ----------   ----------
Unrealized gains (losses) on derivatives - cash
 flow hedges:
Interest rate derivatives.........................          57           36           23   Net investment income
Interest rate derivatives.........................          87          121            4   Net investment gains (losses)
Foreign currency exchange rate derivatives........           4            3           (3)  Net investment income
Foreign currency exchange rate derivatives........        (229)         768          212   Net investment gains (losses)
Credit derivatives................................          --           --            1   Net investment income
                                                   -----------   ----------   ----------
 Gains (losses) on cash flow hedges, before
   income tax.....................................         (81)         928          237
Income tax (expense) benefit......................          22         (195)         (50)
                                                   -----------   ----------   ----------
 Gains (losses) on cash flow hedges, net of
   income tax.....................................         (59)         733          187
                                                   -----------   ----------   ----------
Defined benefit plans adjustment: (1)
Amortization of net actuarial gains (losses)......         (43)         (39)         (27)
Amortization of prior service (costs) credit......           5            2            3
                                                   -----------   ----------   ----------
 Amortization of defined benefit plan items,
   before income tax..............................         (38)         (37)         (24)
Income tax (expense) benefit......................           8            8            5
                                                   -----------   ----------   ----------
 Amortization of defined benefit plan items, net
   of income tax..................................         (30)         (29)         (19)
                                                   -----------   ----------   ----------
 Total reclassifications, net of income tax.......  $     (168)   $     657    $     121
                                                   ===========   ==========   ==========
--------
(1)These AOCI components are included in the computation of net periodic benefit costs. See Note 14.

                                   MLIC-107

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

13. Other Revenues and Other Expenses

Other Revenues

   Information on other revenues, which primarily includes fees related to service contracts from customers, was as follows:

                                                       Years Ended December 31,
                                                      --------------------------
                                                        2021     2020     2019
                                                      -------- -------- --------
                                                            (In millions)
Prepaid legal plans.................................. $    395 $    371 $    329
Recordkeeping and administrative services (1)........      211      194      204
Administrative services-only contracts...............      219      218      210
Other revenue from service contracts from customers..       35       36       39
                                                      -------- -------- --------
Total revenues from service contracts from customers.      860      819      782
Other (2)............................................      756      842      791
                                                      -------- -------- --------
  Total other revenues............................... $  1,616 $  1,661 $  1,573
                                                      ======== ======== ========
--------
(1)Related to products and businesses no longer actively marketed by the
   Company.

(2)Primarily includes reinsurance ceded. See Note 5.

Other Expenses

  Information on other expenses was as follows:

                                                            Years Ended December 31,
                                                          ----------------------------
                                                            2021      2020      2019
                                                          --------  --------  --------
                                                                  (In millions)
General and administrative expenses (1).................. $  2,331  $  2,285  $  2,480
Pension, postretirement and postemployment benefit costs.      112        33       107
Premium taxes, other taxes, and licenses & fees..........      332       399       274
Commissions and other variable expenses..................    2,551     1,842     1,814
Capitalization of DAC....................................      (64)      (51)      (43)
Amortization of DAC and VOBA.............................      259       406       239
Interest expense on debt.................................       96        99       105
                                                          --------  --------  --------
  Total other expenses................................... $  5,617  $  5,013  $  4,976
                                                          ========  ========  ========
--------
(1)Includes ($113) million, ($104) million and ($165) million for the years ended December 31, 2021, 2020 and 2019, respectively, for the net change in cash surrender value of investments in certain life insurance policies, net of premiums paid.

Capitalization of DAC and Amortization of DAC and VOBA

  See Note 4 for additional information on DAC and VOBA including impacts of capitalization and amortization. See also Note 6 for a description of the DAC amortization impact associated with the closed block.

Expenses related to Debt

  See Note 11 for additional information on interest expense on debt, including affiliated interest expense.

Affiliated Expenses

  See Notes 5 and 17 for a discussion of affiliated expenses related to reinsurance and service agreement transactions, respectively, included in the table above.

                                   MLIC-108

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

14. Employee Benefit Plans

Pension Benefit Plans

   The Company sponsors a U.S. nonqualified defined benefit pension plan covering MetLife employees who meet specified eligibility requirements of the sponsor and its participating affiliates. Participating affiliates are allocated a proportionate share of net expense related to the plan. Pension benefits are provided utilizing either a traditional formula or cash balance formula. The traditional formula provides benefits that are primarily based upon years of credited service and final average earnings. The cash balance formula utilizes hypothetical or notional accounts which credit participants with benefits equal to a percentage of eligible pay, as well as interest credits, determined annually based upon the annual rate of interest on 30-year
U.S. Treasury securities, for each account balance. In September 2018, the nonqualified defined benefit pension plan was amended, effective January 1,
2023, to provide benefit accruals for all active participants under the cash balance formula and to cease future accruals under the traditional formula. The pension plan sponsored by the Company provides supplemental benefits in excess of limits applicable to a qualified plan which is sponsored by an affiliate.

  Obligations and Funded Status

                                                                December 31,
                                                        ----------------------------
                                                             2021           2020
                                                        -------------  -------------
                                                                Pension Benefits
                                                        ----------------------------
                                                                (In millions)
Change in benefit obligations:
Benefit obligations at January 1,......................  $      1,343   $      1,210
Service costs..........................................            17             17
Interest costs.........................................            37             40
Net actuarial (gains) losses (1).......................           (42)           143
Settlements and curtailments...........................            (1)            --
Benefits paid..........................................           (80)           (67)
                                                        -------------  -------------
Benefit obligations at December 31,....................         1,274          1,343
                                                        -------------  -------------
Change in plan assets:
Estimated fair value of plan assets at January 1,......            --             --
Employer contributions.................................            80             67
Benefits paid..........................................           (80)           (67)
                                                        -------------  -------------
Estimated fair value of plan assets at December 31,....            --             --
                                                        -------------  -------------
Over (under) funded status at December 31,.............  $     (1,274)  $     (1,343)
                                                        =============  =============
Amounts recognized on the consolidated balance sheets:
Other liabilities......................................  $     (1,274)  $     (1,343)
AOCI:..................................................
Net actuarial (gains) losses...........................  $        510   $        598
Prior service costs (credit)...........................            (9)           (14)
                                                        -------------  -------------
  AOCI, before income tax..............................  $        501   $        584
                                                        =============  =============
  Accumulated benefit obligation.......................  $      1,220   $      1,275
                                                        =============  =============
--------
(1)For the year ended December 31, 2021, significant sources of actuarial
   (gains) losses for pension benefits included the impact of changes to financial assumptions of ($47) million, and plan experience of $5 million.
   For the year ended December 31, 2020, significant sources of actuarial
   (gains) losses for pension benefits included the impact of changes to financial assumptions of $106 million, demographic assumptions of
   $5 million, and plan experience of $32 million.

                                   MLIC-109

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

14. Employee Benefit Plans (continued)

  Information on pension plans with PBOs and/or accumulated benefit obligations
("ABO") in excess of plan assets was as follows at:

                                                  December 31,
                                           ---------------------------
                                            2021    2020   2021    2020
                                           ------  ------ ------  ------
                                            PBO Exceeds    ABO Exceeds
                                             Estimated    Estimated Fair
                                            Fair Value        Value
                                           of Plan Assets of Plan Assets
                                           -------------  -------------
                                                  (In millions)
          Projected benefit obligations... $1,274  $1,343 $1,274  $1,343
          Accumulated benefit obligations. $1,220  $1,275 $1,220  $1,275

  Net Periodic Benefit Costs

      The components of net periodic benefit costs and benefit obligations recognized in OCI were as follows for pension benefits:

                                                                           Years Ended December 31,
                                                                         -------------------------
                                                                         2021     2020     2019
                                                                         ----     ----     ----
                                                                           (In millions)
Net periodic benefit costs:
Service costs........................................................... $ 17     $ 17     $ 17
Interest costs..........................................................   37       40       46
Settlement and curtailment (gains) losses...............................   (3)      --       --
Amortization of net actuarial (gains) losses............................   43       39       27
Amortization of prior service costs (credit)............................   (2)      (2)      (3)
                                                                          ----     ----     ----
  Total net periodic benefit costs (credit).............................   92       94       87
                                                                          ----     ----     ----
Other changes in plan assets and benefit obligations recognized in OCI:
Net actuarial (gains) losses............................................  (42)     143      161
Prior service costs (credit)............................................   --       --        3
Settlement and curtailment (gains) losses...............................    1       --       --
Amortization of net actuarial (gains) losses............................  (43)     (39)     (27)
Amortization of prior service (costs) credit............................    2        2        3
                                                                          ----     ----     ----
  Total recognized in OCI...............................................  (82)     106      140
                                                                          ----     ----     ----
  Total recognized in net periodic benefit costs and OCI................ $ 10     $200     $227
                                                                          ====     ====     ====

  Assumptions

     Assumptions used in determining the benefit obligation for the plan were as follows:

                                                     Pension Benefits
                                                     ----------------
           December 31, 2021
           Weighted average discount rate...........      2.95%
           Weighted average interest crediting rate.      3.18%
           Rate of compensation increase............ 2.50%  -  8.00%
           December 31, 2020
           Weighted average discount rate...........      2.65%
           Weighted average interest crediting rate.      3.46%
           Rate of compensation increase............ 2.50%  -  8.00%

                                   MLIC-110

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

14. Employee Benefit Plans (continued)

     Assumptions used in determining the net periodic benefit cost for the plan were as follows:

                                                      Pension Benefits
                                                    ------------------
          Year Ended December 31, 2021
          Weighted average discount rate...........       3.01%
          Weighted average interest crediting rate.       3.24%
          Rate of compensation increase............  2.50%  -  8.00%
          Year Ended December 31, 2020
          Weighted average discount rate...........       3.30%
          Weighted average interest crediting rate.       3.38%
          Rate of compensation increase............  2.25%  -  8.50%
          Year Ended December 31, 2019
          Weighted average discount rate...........       4.35%
          Weighted average interest crediting rate.       4.01%
          Rate of compensation increase............  2.25%  -  8.50%

     The weighted average discount rate is determined annually based on the yield, measured on a yield to worst basis, of a hypothetical portfolio constructed of high quality debt instruments available on the measurement date, which would provide the necessary future cash flows to pay the aggregate PBO when due.

     The weighted average interest crediting rate is determined annually based on the plan selected rate, long-term financial forecasts of that rate and the demographics of the plan participants.

  Expected Future Contributions and Benefit Payments

     Benefit payments due under the nonqualified pension plan are primarily funded from the Company's general assets as they become due under the provisions of the plan. The Company expects to make benefit payments of
  $80 million in 2022.

     Gross benefit payments for the next 10 years, which reflect expected future service where appropriate, are expected to be as follows:

                                      Pension Benefits
                                    ------------------
                                      (In millions)
                         2022......       $   83
                         2023......       $   81
                         2024......       $   79
                         2025......       $   74
                         2026......       $   80
                         2027-2031.       $  407

Defined Contribution Plans

     The Company contributed to defined contribution plans $24 million,
  $23 million and $26 million for the years ended December 31, 2021, 2020 and
  2019, respectively.

                                   MLIC-111

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

15. Income Tax

   The provision for income tax was as follows:

                                                  Years Ended December 31,
                                                  -----------------------
                                                    2021    2020     2019
                                                  ------  ------  -------
                                                       (In millions)
     Current:
     U.S. federal................................ $  (89) $  527  $   280
     U.S. state and local........................      5       3        1
     Non-U.S.....................................     43      (2)      26
                                                  ------  ------  -------
      Subtotal...................................    (41)    528      307
                                                  ------  ------  -------
     Deferred:
     U.S. federal................................    577     (18)    (148)
     Non-U.S.....................................     (6)     24      (11)
                                                  ------  ------  -------
      Subtotal...................................    571       6     (159)
                                                  ------  ------  -------
      Provision for income tax expense (benefit). $  530  $  534  $   148
                                                  ======  ======  =======

  The Company's income (loss) before income tax expense (benefit) was as follows:

                                    Years Ended December 31,
                                   --------------------------
                                      2021     2020     2019
                                   -------- -------- --------
                                         (In millions)
                   Income (loss):
                   U.S............ $  4,143 $  3,984 $  3,454
                   Non-U.S........      105       94      106
                                   -------- -------- --------
                    Total......... $  4,248 $  4,078 $  3,560
                                   ======== ======== ========

   The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported was as follows:

                                                   Years Ended December 31,
                                                   ----------------------
                                                    2021     2020    2019
                                                   ------   ------  ------
                                                        (In millions)
      Tax provision at U.S. statutory rate........  $ 892    $ 856   $ 748
      Tax effect of:
      Dividend received deduction.................    (39)     (32)    (36)
      Tax-exempt income...........................    (27)     (26)    (40)
      Prior year tax (1)..........................    (13)      22    (173)
      Low income housing tax credits..............   (178)    (202)   (254)
      Other tax credits...........................    (38)     (37)    (43)
      Foreign tax rate differential...............     (7)     (13)     (7)
      Change in valuation allowance...............     --       (1)     (7)
      U.S. Tax Reform impact (2)..................     --       --      (6)
      Other, net (3)..............................    (60)     (33)    (34)
                                                   ------   ------  ------
       Provision for income tax expense (benefit).  $ 530    $ 534   $ 148
                                                   ======   ======  ======
--------
(1)As discussed further below, prior year tax includes a non-cash benefit related to an uncertain tax position of $158 million for the year ended
   December 31, 2019.

                                   MLIC-112

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

15. Income Tax (continued)

(2)For the year ended December 31, 2019, U.S. Tax Reform impact includes a $6 million tax benefit related to the effect of sequestration on the alternative minimum tax credit.

(3)For the year ended December 31, 2021, other primarily includes a tax benefit of $53 million related to a non-cash transfer of assets from a wholly-owned
   United Kingdom ("U.K.") subsidiary to Metropolitan Life Insurance Company.

  Deferred income tax represents the tax effect of the differences between the book and tax bases of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following at:

                                                        December 31,
                                                      ----------------
                                                        2021     2020
                                                      -------  -------
                                                        (In millions)
        Deferred income tax assets:
        Policyholder liabilities and receivables..... $ 1,622  $ 1,475
        Net operating loss carryforwards (1).........      75       80
        Employee benefits............................     535      540
        Tax credit carryforwards (2).................     741      876
        Litigation-related and government mandated...      84       96
        Other........................................     118      379
                                                      -------  -------
          Total gross deferred income tax assets.....   3,175    3,446
        Less: Valuation allowance....................      74       79
                                                      -------  -------
          Total net deferred income tax assets.......   3,101    3,367
                                                      -------  -------
        Deferred income tax liabilities:
        Investments, including derivatives...........   2,147    1,738
        Intangibles..................................      28       32
        DAC..........................................     317      400
        Net unrealized investment gains..............   2,645    3,177
                                                      -------  -------
          Total deferred income tax liabilities......   5,137    5,347
                                                      -------  -------
          Net deferred income tax asset (liability).. $(2,036) $(1,980)
                                                      =======  =======
--------
(1) The Company has recorded a deferred tax asset of $75 million primarily related to U.S. state net operating loss carryforwards and an offsetting valuation allowance for the year ended December 31, 2021. U.S. state net operating loss carryforwards will expire between 2022 and 2041, whereas others have an unlimited carryforward period.

(2) Tax credit carryforwards for the year ended December 31, 2021 primarily reflect general business credits expiring between 2038 and 2041 and are reduced by $43 million related to unrecognized tax benefits.

  The Company participates in a tax sharing agreement with MetLife, Inc., as described in Note 1. Pursuant to this tax sharing agreement, the amounts due to
(from) MetLife, Inc. included ($120) million and $183 million at
December 31, 2021 and 2020, respectively.

  The Company files income tax returns with the U.S. federal government and various U.S. state and local jurisdictions, as well as non-U.S. jurisdictions.
The Company is under continuous examination by the Internal Revenue Service
("IRS") and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction and subsidiary. The Company is no longer subject to U.S. federal, state, or local income tax examinations for years prior to 2014.

  In 2021, the Company filed amended Federal income tax returns with the IRS for MetLife, Inc. and subsidiaries for tax years 2010 through 2013. In 2021, the IRS reviewed and acknowledged acceptance of the 2010 through 2013 amended
Federal income tax returns and closed the years to further audit.

                                   MLIC-113

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

15. Income Tax (continued)

   The Company filed refund claims in 2017 with the IRS for 2000 through 2002 to recover tax and interest predominantly related to the disallowance of certain foreign tax credits for which the Company received a statutory notice of deficiency in 2015 and paid the tax thereon. The disallowed foreign tax credits relate to certain non-U.S. investments held by MLIC in support of its life insurance business through a U.K. investment subsidiary that was structured as a joint venture until early 2009. In 2020, the Company received refunds from these claims filed in 2017, and as a result, the Company recorded a $28 million interest benefit ($22 million, net of tax) included in other expenses.

   For tax years 2000 through 2002 and tax years 2007 through 2009, the Company entered into binding agreements with the IRS in 2019 under which all remaining issues regarding the foreign tax credit matter noted above were resolved.
Accordingly, in 2019, the Company recorded a non-cash benefit to net income of
$226 million, net of tax, comprised of a $158 million tax benefit recorded in provision for income tax expense (benefit) and a $86 million interest benefit
($68 million, net of tax) included in other expenses.

   The Company's overall liability for unrecognized tax benefits may increase or decrease in the next 12 months. For example, U.S. federal tax legislation and regulation could impact unrecognized tax benefits. A reasonable estimate of the increase or decrease cannot be made at this time. However, the Company continues to believe that the ultimate resolution of the pending issues will not result in a material change to its consolidated financial statements, although the resolution of income tax matters could impact the Company's effective tax rate for a particular future period.

   A reconciliation of the beginning and ending amount of unrecognized tax benefits was as follows:

                                                                                Years Ended December 31,
                                                                                -----------------------
                                                                                 2021    2020    2019
                                                                                -----    ----   ------
                                                                                   (In millions)
Balance at January 1,..........................................................  $ 35     $33    $ 442
Additions for tax positions of prior years.....................................    --       1       --
Reductions for tax positions of prior years (1)................................   (14)     --     (158)
Additions for tax positions of current year....................................     2       1        3
Settlements with tax authorities (2)...........................................    --      --     (254)
                                                                                -----    ----   ------
Balance at December 31,........................................................  $ 23     $35    $  33
                                                                                =====    ====   ======
Unrecognized tax benefits that, if recognized, would impact the effective rate.  $ 23     $35    $  33
                                                                                =====    ====   ======
--------
(1)The decreases in 2021 and 2019 are primarily related to non-cash benefits from tax audit settlements.

(2)The decrease in 2019 is primarily related to tax audit settlements, of which
   $251 million was reclassified to the current income tax payable account.

   The Company classifies interest accrued related to unrecognized tax benefits in interest expense, included within other expenses.

   Interest was as follows:

                                                                      Years Ended December 31,
                                                                      -----------------------
                                                                      2021    2020    2019
                                                                      ----    ----   ------
                                                                        (In millions)
Interest expense (benefit) recognized on the consolidated statements
  of operations (1).................................................. $(9)      $4    $(187)

                                   MLIC-114

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

15. Income Tax (continued)

                                                                           December 31,
                                                                           ------------
                                                                           2021    2020
                                                                           ----    ----
                                                                           (In millions)
Interest included in other liabilities on the consolidated balance sheets.   $4     $13
--------
(1)The decrease in 2019 is primarily related to tax audit settlements, of which
   $68 million was recorded in other expenses and $119 million was reclassified to the current income tax payable account.

16. Contingencies, Commitments and Guarantees

Contingencies

  Litigation

    The Company is a defendant in a large number of litigation matters.
  Putative or certified class action litigation and other litigation and claims and assessments against the Company, in addition to those discussed below and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, mortgage lending bank, employer, investor, investment advisor, broker-dealer, and taxpayer.

    The Company also receives and responds to subpoenas or other inquiries seeking a broad range of information from state regulators, including state insurance commissioners; state attorneys general or other state governmental authorities; federal regulators, including the U.S. Securities and Exchange
  Commission; federal governmental authorities, including congressional committees; and the Financial Industry Regulatory Authority, as well as from local and national regulators and government authorities in jurisdictions outside the United States where the Company conducts business. The issues involved in information requests and regulatory matters vary widely, but can include inquiries or investigations concerning the Company's compliance with applicable insurance and other laws and regulations. The Company cooperates in these inquiries.

    It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings. The Company establishes liabilities for litigation and regulatory loss contingencies when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated.
  Liabilities have been established for a number of the matters noted below. In certain circumstances where liabilities have been established there may be coverage under one or more corporate insurance policies, pursuant to which there may be an insurance recovery. Insurance recoveries are recognized as gains when any contingencies relating to the insurance claim have been resolved, which is the earlier of when the gains are realized or realizable.
  It is possible that some of the matters could require the Company to pay damages or make other expenditures or establish accruals in amounts that could not be reasonably estimated at December 31, 2021. While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known to management, management does not believe any such charges are likely to have a material effect on the Company's financial position. Given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material effect on the
  Company's consolidated net income or cash flows in particular quarterly or annual periods.

  Matters as to Which an Estimate Can Be Made

    For some of the matters disclosed below, the Company is able to estimate a reasonably possible range of loss. For matters where a loss is believed to be reasonably possible, but not probable, the Company has not made an accrual.
  As of December 31, 2021, the Company estimates the aggregate range of reasonably possible losses in excess of amounts accrued for these matters to be $0 to $100 million.

  Matters as to Which an Estimate Cannot Be Made

    For other matters disclosed below, the Company is not currently able to estimate the reasonably possible loss or range of loss. The Company is often unable to estimate the possible loss or range of loss until developments in such matters

                                   MLIC-115

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

16. Contingencies, Commitments and Guarantees (continued)

  have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, the
  Company reviews relevant information with respect to litigation contingencies and updates its accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

   Asbestos-Related Claims

     Metropolitan Life Insurance Company is and has been a defendant in a large number of asbestos-related suits filed primarily in state courts. These suits principally allege that the plaintiff or plaintiffs suffered personal injury resulting from exposure to asbestos and seek both actual and punitive damages. Metropolitan Life Insurance Company has never engaged in the business of manufacturing or selling asbestos-containing products, nor has
   Metropolitan Life Insurance Company issued liability or workers'
   compensation insurance to companies in the business of manufacturing or selling asbestos-containing products. The lawsuits principally have focused on allegations with respect to certain research, publication and other activities of one or more of Metropolitan Life Insurance Company's employees during the period from the 1920s through approximately the 1950s and allege that Metropolitan Life Insurance Company learned or should have learned of certain health risks posed by asbestos and, among other things, improperly publicized or failed to disclose those health risks. Metropolitan Life
   Insurance Company believes that it should not have legal liability in these cases. The outcome of most asbestos litigation matters, however, is uncertain and can be impacted by numerous variables, including differences in legal rulings in various jurisdictions, the nature of the alleged injury and factors unrelated to the ultimate legal merit of the claims asserted against Metropolitan Life Insurance Company.

     Metropolitan Life Insurance Company's defenses include that:
   (i) Metropolitan Life Insurance Company owed no duty to the plaintiffs;
   (ii) plaintiffs did not rely on any actions of Metropolitan Life Insurance
   Company; (iii) Metropolitan Life Insurance Company's conduct was not the cause of the plaintiffs' injuries; and (iv) plaintiffs' exposure occurred after the dangers of asbestos were known. During the course of the litigation, certain trial courts have granted motions dismissing claims against Metropolitan Life Insurance Company, while other trial courts have denied Metropolitan Life Insurance Company's motions. There can be no assurance that Metropolitan Life Insurance Company will receive favorable decisions on motions in the future. While most cases brought to date have settled, Metropolitan Life Insurance Company intends to continue to defend aggressively against claims based on asbestos exposure, including defending claims at trials.

      The approximate total number of asbestos personal injury claims pending against Metropolitan Life Insurance Company as of the dates indicated, the approximate number of new claims during the years ended on those dates and the approximate total settlement payments made to resolve asbestos personal injury claims at or during those years are set forth in the following table:

                                                          December 31,
                                             --------------------------------------
                                                 2021         2020         2019
                                             ------------ ------------ ------------
                                             (In millions, except number of claims)
Asbestos personal injury claims at year end.       58,785       60,618       61,134
Number of new claims during the year........        2,824        2,496        3,187
Settlement payments during the year (1)..... $       53.0 $       52.9 $       49.4
-------------

(1) Settlement payments represent payments made by Metropolitan Life Insurance
    Company during the year in connection with settlements made in that year and in prior years. Amounts do not include Metropolitan Life Insurance
    Company's attorneys' fees and expenses.

      The number of asbestos cases that may be brought, the aggregate amount of any liability that Metropolitan Life Insurance Company may incur, and the total amount paid in settlements in any given year are uncertain and may vary significantly from year to year.

                                   MLIC-116

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

16. Contingencies, Commitments and Guarantees (continued)

      The ability of Metropolitan Life Insurance Company to estimate its ultimate asbestos exposure is subject to considerable uncertainty, and the conditions impacting its liability can be dynamic and subject to change. The availability of reliable data is limited and it is difficult to predict the numerous variables that can affect liability estimates, including the number of future claims, the cost to resolve claims, the disease mix and severity of disease in pending and future claims, the willingness of courts to allow plaintiffs to pursue claims against Metropolitan Life Insurance Company when exposure to asbestos took place after the dangers of asbestos exposure were well known, and the impact of any possible future adverse verdicts and their amounts.

      The ability to make estimates regarding ultimate asbestos exposure declines significantly as the estimates relate to years further in the future. In the Company's judgment, there is a future point after which losses cease to be probable and reasonably estimable. It is reasonably possible that the Company's total exposure to asbestos claims may be materially greater than the asbestos liability currently accrued and that future charges to income may be necessary, but management does not believe any such charges are likely to have a material effect on the Company's financial position.

      The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for asbestos-related claims. Metropolitan Life Insurance Company's recorded asbestos liability covers pending claims, claims not yet asserted, and legal defense costs and is based on estimates and includes significant assumptions underlying its analysis.

      Metropolitan Life Insurance Company reevaluates on a quarterly and annual basis its exposure from asbestos litigation, including studying its claims experience, reviewing external literature regarding asbestos claims experience in the United States, assessing relevant trends impacting asbestos liability and considering numerous variables that can affect its asbestos liability exposure on an overall or per claim basis. Based upon its regular reevaluation of its exposure from asbestos litigation, Metropolitan
   Life Insurance Company has updated its recorded liability for asbestos-related claims to $372 million at December 31, 2021. The recorded liability was $425 million at December 31, 2020.

   Julian & McKinney v. Metropolitan Life Insurance Company (S.D.N.Y., filed
   February 9, 2017)

      Plaintiffs filed this putative class and collective action on behalf of themselves and all current and former long-term disability ("LTD") claims specialists between February 2011 and the present for alleged wage and hour violations under the Fair Labor Standards Act ("FLSA"), the New York Labor
   Law, and the Connecticut Minimum Wage Act. The suit alleges that
   Metropolitan Life Insurance Company improperly reclassified the plaintiffs and similarly situated LTD claims specialists from non-exempt to exempt from overtime pay in November 2013. As a result, they and members of the putative class were no longer eligible for overtime pay even though they allege they continued to work more than 40 hours per week. Plaintiffs seek unspecified compensatory and punitive damages, as well as other relief. The court denied the plaintiffs' motion to certify the class and the United States Circuit
   Court for the Second Circuit denied plaintiffs leave to appeal this ruling.
   The court granted Metropolitan Life Insurance Company's motion for summary judgment as to the lead plaintiff's FLSA claims and its motion to de-certify the class as a collective action. Plaintiffs' motion for interlocutory review of the de-certification ruling is still pending. The Company intends to defend this action vigorously.

   Total Asset Recovery Services, LLC. v. MetLife, Inc., et al. (Supreme Court
   of the State of New York, County of New York, filed December 27, 2017)

      Total Asset Recovery Services (the "Relator") brought an action under the qui tam provision of the New York False Claims Act (the "Act") on behalf of itself and the State of New York. The Relator originally filed this action under seal in 2010, and the complaint was unsealed on December 19, 2017. The
   Relator alleges that MetLife, Inc., Metropolitan Life Insurance Company, and several other insurance companies violated the Act by filing false unclaimed property reports with the State of New York from 1986 to 2017, to avoid having to escheat the proceeds of more than 25,000 life insurance policies, including policies for which the defendants escheated funds as part of their demutualizations in the late 1990s. The Relator seeks treble damages and other relief. The Appellate Division of the New York State Supreme Court,
   First Department, reversed the court's order granting MetLife, Inc. and
   Metropolitan Life Insurance Company's motion to dismiss and remanded the case to the trial court where the Relator has filed an amended complaint.
   The Company intends to defend the action vigorously.

                                   MLIC-117

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

16. Contingencies, Commitments and Guarantees (continued)

   Matters Related to Group Annuity Benefits

      In 2018, the Company announced that it identified a material weakness in its internal control over financial reporting related to the practices and procedures for estimating reserves for certain group annuity benefits.
   Several regulators have made inquiries into this issue and it is possible that other jurisdictions may pursue similar investigations or inquiries. The
   Company is also exposed to lawsuits and could be exposed to additional legal actions relating to this issue. These may result in payments, including damages, fines, penalties, interest and other amounts assessed or awarded by courts or regulatory authorities under applicable escheat, tax, securities,
   Employee Retirement Income Security Act of 1974, or other laws or regulations. The Company could incur significant costs in connection with these actions.

Commitments

  Mortgage Loan Commitments

     The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $3.1 billion and $2.4 billion at December 31, 2021 and 2020, respectively.

  Commitments to Fund Partnership Investments, Bank Credit Facilities, Bridge
  Loans and Private Corporate Bond Investments

     The Company commits to fund partnership investments and to lend funds under bank credit facilities, bridge loans and private corporate bond investments. The amounts of these unfunded commitments were $4.5 billion and
  $4.3 billion at December 31, 2021 and 2020, respectively.

Guarantees

   In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties such that it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third-party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation ranging from less than $1 million to $289 million, with a cumulative maximum of
$405 million, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future.
Management believes that it is unlikely the Company will have to make any material payments under these indemnities, guarantees, or commitments.

   In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

   The Company's recorded liabilities were $2 million and $3 million at
December 31, 2021 and 2020, respectively, for indemnities, guarantees and commitments.

17. Related Party Transactions

Service Agreements

   The Company has entered into various agreements with affiliates for services necessary to conduct its activities. Typical services provided under these agreements include personnel, policy administrative functions and distribution services. The bases for such charges are modified and adjusted by management when necessary or appropriate to reflect fairly and equitably

                                   MLIC-118

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

17. Related Party Transactions (continued)

the actual cost incurred by the Company and/or its affiliates. Expenses and fees incurred with affiliates related to these agreements, recorded in other expenses, were $2.5 billion, $2.4 billion and $2.9 billion for the years ended
December 31, 2021, 2020 and 2019, respectively. Total revenues received from affiliates related to these agreements were $40 million, $40 million and
$29 million for the years ended December 31, 2021, 2020 and 2019, respectively.

   The Company had net payables to affiliates, related to the items discussed above, of $143 million and $198 million at December 31, 2021 and 2020, respectively.

   See Notes 1, 5, 7, 11 and 12 for additional information on related party transactions.

                                   MLIC-119

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                  Schedule I

                    Consolidated Summary of Investments --
                   Other Than Investments in Related Parties
                               December 31, 2021

                                 (In millions)

                                                                           Estimated         Amount at
                                                     Cost or               Fair              Which Shown on
Types of Investments                              Amortized Cost (1)       Value           Balance Sheet
--------------------                          ---------------------- ------------------ --------------------
Fixed maturity securities AFS:
Bonds:
U.S. government and agency...................  $             26,782  $           31,222 $             31,222
Public utilities.............................                 6,104               7,279                7,279
Municipals...................................                 6,884               8,728                8,728
Foreign government...........................                 4,330               4,946                4,946
All other corporate bonds....................                72,005              80,002               80,002
                                              ---------------------- ------------------ --------------------
  Total bonds................................               116,105             132,177              132,177
Mortgage-backed and asset-backed securities..                41,555              42,902               42,902
Redeemable preferred stock...................                   694                 806                  806
                                              ---------------------- ------------------ --------------------
  Total fixed maturity securities AFS........               158,354             175,885              175,885
Mortgage loans...............................                60,755                                   60,219
Policy loans.................................                 5,816                                    5,816
Real estate and real estate joint ventures...                 7,692                                    7,692
Real estate acquired in satisfaction of debt.                   181                                      181
Other limited partnership interests..........                 8,754                                    8,754
Short-term investments.......................                 4,889                                    4,866
Other invested assets........................                19,860                                   19,860
                                              ----------------------                    --------------------
  Total investments..........................  $            266,301                     $            283,273
                                              ======================                    ====================
--------
(1) Amortized cost for fixed maturity securities AFS, mortgage loans, policy loans and short-term investments represents original cost reduced by repayments and adjusted for amortization of premium or accretion of discount; for real estate, cost represents original cost reduced by impairments and depreciation; for real estate joint ventures and other limited partnership interests, cost represents original cost reduced for impairments or original cost adjusted for equity in earnings and distributions.

                                   MLIC-120

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                 Schedule III
               Consolidated Supplementary Insurance Information
                          December 31, 2021 and 2020

                                 (In millions)

                            Future Policy Benefits,
                             Other Policy-Related
                     DAC         Balances and       Policyholder  Policyholder
                     and     Policyholder Dividend    Account      Dividends       Unearned        Unearned
Segment              VOBA         Obligation          Balances      Payable    Premiums (1), (2)  Revenue (1)
------------------ -------- ----------------------- ------------  ------------ ----------------- ------------
2021
U.S............... $    401        $         72,530    $  72,933      $     --      $        304         $ 21
MetLife Holdings..    2,191                  69,367       21,306           312               154          158
Corporate & Other.        6                     153          220            --                --           --
                   -------- ----------------------- ------------  ------------ ----------------- ------------
  Total........... $  2,598        $        142,050    $  94,459      $    312      $        458         $179
                   ======== ======================= ============  ============ ================= ============
2020
U.S............... $    398        $         73,274    $  74,283      $     --      $        171         $ 23
MetLife Holdings..    2,251                  70,845       22,383           397               150          157
Corporate & Other.       --                     201          (31)           --                --           --
                   -------- ----------------------- ------------  ------------ ----------------- ------------
  Total........... $  2,649        $        144,320    $  96,635      $    397      $        321         $180
                   ======== ======================= ============  ============ ================= ============
--------
(1) Amounts are included within the future policy benefits, other policy-related balances and policyholder dividend obligation column.

(2) Includes premiums received in advance.

                                   MLIC-121

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                 Schedule III
        Consolidated Supplementary Insurance Information -- (continued)
             For the Years Ended December 31, 2021, 2020 and 2019

                                 (In millions)

                                                      Policyholder    Amortization of
                                                      Benefits and        DAC and
                      Premiums and                     Claims and          VOBA
                     Universal Life        Net      Interest Credited   Charged to
                   and Investment-Type  Investment   to Policyholder       Other          Other
Segment            Product Policy Fees    Income     Account Balances    Expenses      Expenses (1)
------------------ ------------------- -----------  ----------------- --------------- -------------
2021
U.S...............     $        24,566 $     6,960     $       25,893    $         56    $    3,212
MetLife Holdings..               3,687       5,561              5,557             203         1,574
Corporate & Other.                  --         (35)                --              --         1,300
                   ------------------- -----------  ----------------- --------------- -------------
  Total...........     $        28,253 $    12,486     $       31,450    $        259    $    6,086
                   =================== ===========  ================= =============== =============
2020
U.S...............     $        18,822 $     6,053     $       19,424    $         56    $    3,042
MetLife Holdings..               3,914       4,355              5,897             350         1,707
Corporate & Other.                   1        (158)                --              --           759
                   ------------------- -----------  ----------------- --------------- -------------
  Total...........     $        22,737 $    10,250     $       25,321    $        406    $    5,508
                   =================== ===========  ================= =============== =============
2019
U.S...............     $        19,547 $     6,481     $       20,906    $         55    $    2,904
MetLife Holdings..               4,097       4,579              5,769             184         1,900
Corporate & Other.                   1         (87)                --              --           971
                   ------------------- -----------  ----------------- --------------- -------------
  Total...........     $        23,645 $    10,973     $       26,675    $        239    $    5,775
                   =================== ===========  ================= =============== =============
--------
(1) Includes other expenses and policyholder dividends, excluding amortization of DAC and VOBA charged to other expenses.

                                   MLIC-122

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                  Schedule IV

                           Consolidated Reinsurance
                       December 31, 2021, 2020 and 2019

                             (Dollars in millions)

                                                                                   % Amount
                                                                                  Assumed
                              Gross Amount    Ceded       Assumed    Net Amount    to Net
                             ------------- ------------ ---------- ------------- ----------
2021
Life insurance in-force..... $   3,991,763 $    164,834 $  546,176 $   4,373,105      12.5%
                             ============= ============ ========== =============
Insurance premium
Life insurance (1).......... $      13,631 $        792 $    4,080 $      16,919      24.1%
Accident & health insurance.         9,377          146         41         9,272       0.4%
                             ------------- ------------ ---------- -------------
 Total insurance premium.... $      23,008 $        938 $    4,121 $      26,191      15.7%
                             ============= ============ ========== =============
2020
Life insurance in-force..... $   3,793,310 $    178,420 $  507,488 $   4,122,378      12.3%
                             ============= ============ ========== =============
Insurance premium
Life insurance (1).......... $      12,304 $        862 $      870 $      12,312       7.1%
Accident & health insurance.         8,517          127         39         8,429       0.5%
                             ------------- ------------ ---------- -------------
 Total insurance premium.... $      20,821 $        989 $      909 $      20,741       4.4%
                             ============= ============ ========== =============
2019
Life insurance in-force..... $   3,810,612 $    257,882 $  525,190 $   4,077,920      12.9%
                             ============= ============ ========== =============
Insurance premium
Life insurance (1).......... $      14,114 $        879 $      785 $      14,020       5.6%
Accident & health insurance.         7,690          128         26         7,588       0.3%
                             ------------- ------------ ---------- -------------
 Total insurance premium.... $      21,804 $      1,007 $      811 $      21,608       3.8%
                             ============= ============ ========== =============
--------
(1) Includes annuities with life contingencies.

   For the year ended December 31, 2021, reinsurance ceded and assumed included affiliated transactions for life insurance in-force of $13.7 billion and
$1.9 billion, respectively, and life insurance premiums of $114 million and
$3.2 billion, respectively. For the year ended December 31, 2020, reinsurance ceded and assumed included affiliated transactions for life insurance in-force of $14.0 billion and $1.1 billion, respectively, and life insurance premiums of
$113 million and $8 million, respectively. For the year ended December 31,
2019, reinsurance ceded and assumed included affiliated transactions for life insurance in-force of $14.2 billion and $1.3 billion, respectively, and life insurance premiums of $115 million and $9 million, respectively.

                                   MLIC-123

                     [THIS PAGE INTENTIONALLY LEFT BLANK]
Module
Metropolitan Tower Life Insurance Company and Subsidiaries

Consolidated Financial Statements

As of December 31, 2021 and 2020 and for the Years Ended December 31, 2021,
2020 and 2019 and Independent Auditor's Report

                      THIS PAGE INTENTIONALLY LEFT BLANK.

                         INDEPENDENT AUDITOR'S REPORT

To the Board of Directors and Stockholder of
Metropolitan Tower Life Insurance Company:

Opinion

We have audited the consolidated financial statements of Metropolitan Tower
Life Insurance Company and subsidiaries (a wholly-owned subsidiary of MetLife,
Inc.) (the "Company") which comprise the consolidated balance sheets as of
December 31, 2021 and 2020, and the related consolidated statements of operations, comprehensive income (loss), stockholder's equity, and cash flows for the years then ended, and the related notes to the consolidated financial statements (collectively referred to as the "consolidated financial statements").

In our opinion, the accompanying consolidated financial statements present fairly, in all material respects, the financial position of the Company as of
December 31, 2021 and 2020, and the results of its operations and its cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor's Responsibilities for the
Audit of the Consolidated Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Emphasis of Matter

As discussed in Note 1 to the consolidated financial statements, since the
Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity. Our opinion is not modified with respect to this matter.

Responsibilities of Management for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of the consolidated financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the consolidated financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for one year after the date that the consolidated financial statements are available to be issued.

Auditor's Responsibilities for the Audit of the Consolidated Financial
Statements

Our objectives are to obtain reasonable assurance about whether the consolidated financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor's report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the consolidated financial statements.

In performing an audit in accordance with GAAS, we:

    .  Exercise professional judgment and maintain professional skepticism throughout the audit.

    .  Identify and assess the risks of material misstatement of the consolidated financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements.

    .  Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, no such opinion is expressed.

    .  Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the consolidated financial statements.

    .  Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the
       Company's ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ DELOITTE & TOUCHE LLP

April 8, 2022

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                          Consolidated Balance Sheets
                          December 31, 2021 and 2020

                (In millions, except share and per share data)

                                                                                      2021        2020
                                                                                  ------------ ----------
Assets
Investments:
Fixed maturity securities available-for-sale, at estimated fair value (amortized
  cost: $25,753 and $21,315, respectively)....................................... $     27,279 $   23,725
Mortgage loans (net of allowance for credit loss of $29 and $24, respectively)...        6,876      4,620
Policy loans.....................................................................        1,647      1,713
Real estate and real estate joint ventures.......................................          350        329
Other limited partnership interests..............................................        1,039        539
Short-term investments, at estimated fair value..................................          289          7
Annuities funding structured settlement claims...................................        5,367      5,426
Other invested assets............................................................          562        447
                                                                                  ------------ ----------
   Total investments.............................................................       43,409     36,806
Cash and cash equivalents, principally at estimated fair value...................          691        675
Accrued investment income........................................................          232        205
Premiums, reinsurance and other receivables......................................        7,435      4,162
Deferred policy acquisition costs and value of business acquired.................          388        397
Other assets.....................................................................          187        186
Separate account assets..........................................................        5,050      4,342
                                                                                  ------------ ----------
   Total assets.................................................................. $     57,392 $   46,773
                                                                                  ============ ==========
Liabilities and Stockholder's Equity
Liabilities
Future policy benefits........................................................... $     23,639 $   19,507
Policyholder account balances....................................................       11,127      9,529
Other policy-related balances....................................................        5,995      5,847
Policyholder dividends payable...................................................           88        105
Payables for collateral under securities loaned and other transactions...........        2,352      1,776
Long-term debt...................................................................          106        106
Current income tax payable.......................................................            9         11
Deferred income tax liability....................................................          317        274
Other liabilities................................................................        4,475      1,258
Separate account liabilities.....................................................        5,050      4,342
                                                                                  ------------ ----------
   Total liabilities.............................................................       53,158     42,755
                                                                                  ------------ ----------
Contingencies and Commitments (Note 12)
Stockholder's Equity
Common stock, par value $2,000 per share; 4,000 shares authorized; 1,000 shares
  issued and outstanding.........................................................            3          3
Additional paid-in capital.......................................................        2,092      2,092
Retained earnings................................................................        1,263        652
Accumulated other comprehensive income (loss)....................................          876      1,271
                                                                                  ------------ ----------
   Total stockholder's equity....................................................        4,234      4,018
                                                                                  ------------ ----------
   Total liabilities and stockholder's equity.................................... $     57,392 $   46,773
                                                                                  ============ ==========

       See accompanying notes to the consolidated financial statements.

                                     MTL-3

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                     Consolidated Statements of Operations
             For the Years Ended December 31, 2021, 2020 and 2019

                                 (In millions)

                                                           2021       2020        2019
                                                        ---------- ----------  ----------
Revenues
Premiums............................................... $    2,660 $    6,435  $    5,124
Universal life and investment-type product policy fees.        181        141         190
Net investment income..................................      1,747      1,261       1,177
Other revenues.........................................         77         70          63
Net investment gains (losses)..........................         61         (6)        (24)
Net derivative gains (losses)..........................         98        (86)        (80)
                                                        ---------- ----------  ----------
   Total revenues......................................      4,824      7,815       6,450
                                                        ---------- ----------  ----------
Expenses
Policyholder benefits and claims.......................      3,535      7,117       5,704
Interest credited to policyholder account balances.....        222        221         234
Policyholder dividends.................................        147        165         172
Other expenses.........................................        152        234         258
                                                        ---------- ----------  ----------
   Total expenses......................................      4,056      7,737       6,368
                                                        ---------- ----------  ----------
   Income (loss) before provision for income tax.......        768         78          82
Provision for income tax expense (benefit).............        157         15          29
                                                        ---------- ----------  ----------
   Net income (loss)................................... $      611 $       63  $       53
                                                        ========== ==========  ==========

       See accompanying notes to the consolidated financial statements.

                                     MTL-4

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

            Consolidated Statements of Comprehensive Income (Loss)
             For the Years Ended December 31, 2021, 2020 and 2019

                                 (In millions)

                                                                         2021       2020       2019
                                                                      ---------  ---------  ---------
Net income (loss).................................................... $     611  $      63  $      53
Other comprehensive income (loss):
Unrealized investment gains (losses), net of related offsets.........      (668)       628        768
Unrealized gains (losses) on derivatives.............................       168       (134)       (15)
Foreign currency translation adjustments.............................        --          2         14
Other................................................................        --         --         (1)
                                                                      ---------  ---------  ---------
   Other comprehensive income (loss), before income tax..............      (500)       496        766
Income tax (expense) benefit related to items of other comprehensive
  income (loss)......................................................       105       (104)      (161)
                                                                      ---------  ---------  ---------
   Other comprehensive income (loss), net of income tax..............      (395)       392        605
                                                                      ---------  ---------  ---------
   Comprehensive income (loss)....................................... $     216  $     455  $     658
                                                                      =========  =========  =========

       See accompanying notes to the consolidated financial statements.

                                     MTL-5

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                Consolidated Statements of Stockholder's Equity
             For the Years Ended December 31, 2021, 2020 and 2019

                                 (In millions)

                                                                            Accumulated
                                                    Additional                 Other         Total
                                             Common  Paid-in    Retained   Comprehensive Stockholder's
                                             Stock   Capital    Earnings   Income (Loss)    Equity
                                             ------ ---------- ----------  ------------- -------------
Balance at December 31, 2018................ $    3 $    1,822 $      557   $      273    $    2,655
Cumulative effects of changes in accounting
  principles, net of income tax.............                           (1)           1            --
Net income (loss)...........................                           53                         53
Other comprehensive income (loss), net of
  income tax................................                                       605           605
                                             ------ ---------- ----------   ----------    ----------
Balance at December 31, 2019................      3      1,822        609          879         3,313
Cumulative effects of changes in accounting
  principles, net of income tax.............                          (20)          --           (20)
Capital contribution........................               270                                   270
Net income (loss)...........................                           63                         63
Other comprehensive income (loss), net of
  income tax................................                                       392           392
                                             ------ ---------- ----------   ----------    ----------
Balance at December 31, 2020................      3      2,092        652        1,271         4,018
Net income (loss)...........................                          611                        611
Other comprehensive income (loss), net of
  income tax................................                                      (395)         (395)
                                             ------ ---------- ----------   ----------    ----------
Balance at December 31, 2021................ $    3 $    2,092 $    1,263   $      876    $    4,234
                                             ====== ========== ==========   ==========    ==========

       See accompanying notes to the consolidated financial statements.

                                     MTL-6

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                     Consolidated Statements of Cash Flows
             For the Years Ended December 31, 2021, 2020 and 2019

                                 (In millions)

                                                                                2021      2020      2019
                                                                              --------  --------  -------
Cash flows from operating activities
Net income (loss)............................................................ $    611  $     63  $    53
Adjustments to reconcile net income (loss) to net cash provided by (used in)
  operating activities:
Depreciation and amortization expenses.......................................        3        19       10
Amortization of premiums and accretion of discounts associated with
  investments, net...........................................................      (21)      (31)     (65)
(Gains) losses on investments, net...........................................      (61)        6       24
(Gains) losses on derivatives, net...........................................      (27)      126       91
(Income) loss from equity method investments, net of dividends or
  distributions..............................................................     (256)       (6)      14
Interest credited to policyholder account balances...........................      332       332      234
Universal life and investment-type product policy fees.......................     (368)     (376)    (190)
Change in fair value option securities.......................................      (53)      (55)      --
Change in accrued investment income..........................................      (34)      (36)     (22)
Change in premiums, reinsurance and other receivables........................     (153)     (141)      58
Change in deferred policy acquisition costs and value of business acquired,
  net........................................................................       45        37       39
Change in income tax.........................................................      146       (69)     (54)
Change in other assets.......................................................      (10)       (8)       9
Change in insurance-related liabilities and policy-related balances..........    4,067     3,722    4,014
Change in other liabilities..................................................      135        49      (37)
Other, net...................................................................       --       (16)     (46)
                                                                              --------  --------  -------
   Net cash provided by (used in) operating activities.......................    4,356     3,616    4,132
                                                                              --------  --------  -------
Cash flows from investing activities
Sales, maturities and repayments of:
   Fixed maturity securities available-for-sale..............................   11,119     6,794    4,106
   Equity securities.........................................................       28        12        5
   Mortgage loans............................................................      750       453      174
   Real estate and real estate joint ventures................................       12        --       10
   Other limited partnership interests.......................................       49        33       31
Purchases and originations of:
   Fixed maturity securities available-for-sale..............................  (14,990)  (10,976)  (6,509)
   Equity securities.........................................................       (3)      (17)      (2)
   Mortgage loans............................................................   (3,022)   (1,921)  (1,371)
   Real estate and real estate joint ventures................................      (31)     (113)     (64)
   Other limited partnership interests.......................................     (304)     (197)    (132)
Cash received in connection with freestanding derivatives....................       53        31       22
Cash paid in connection with freestanding derivatives........................      (43)      (45)     (23)
Net change in policy loans...................................................       66        50       55
Net change in short-term investments.........................................     (252)      (47)      63
Net change in other invested assets..........................................       (3)      (42)      (7)
Other, net...................................................................        4        14        3
                                                                              --------  --------  -------
   Net cash provided by (used in) investing activities....................... $ (6,567) $ (5,971) $(3,639)
                                                                              --------  --------  -------

       See accompanying notes to the consolidated financial statements.

                                     MTL-7

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

             Consolidated Statements of Cash Flows -- (continued)
             For the Years Ended December 31, 2021, 2020 and 2019

                                 (In millions)

                                                                                 2021       2020      2019
                                                                              ----------  --------  --------
Cash flows from financing activities
Policyholder account balances:
   Deposits.................................................................. $    4,546  $  4,725  $  3,205
   Withdrawals...............................................................     (2,895)   (3,393)   (3,441)
Net change in payables for collateral under securities loaned and other
  transactions...............................................................        576       756       (43)
Capital contribution.........................................................         --       270        --
                                                                              ----------  --------  --------
   Net cash provided by (used in) financing activities.......................      2,227     2,358      (279)
                                                                              ----------  --------  --------
   Change in cash and cash equivalents.......................................         16         3       214
Cash and cash equivalents, beginning of year.................................        675       672       458
                                                                              ----------  --------  --------
   Cash and cash equivalents, end of year.................................... $      691  $    675  $    672
                                                                              ==========  ========  ========
Supplemental disclosures of cash flow information
Net cash paid (received) for:
   Interest.................................................................. $        8  $      8  $      8
                                                                              ==========  ========  ========
   Income tax................................................................ $       13  $     84  $     81
                                                                              ==========  ========  ========
Non-cash transactions:
Fixed maturity securities available-for-sale received in connection with
  pension risk transfer transactions......................................... $      423  $  2,037  $    637
                                                                              ==========  ========  ========
Increase in equity securities due to in-kind distributions received from
  other limited partnership interests........................................ $       15  $      7  $      3
                                                                              ==========  ========  ========
Increase in real estate and real estate joint ventures due to the expiration
  of leveraged leases where the underlying assets were real estate........... $       --  $    173  $     --
                                                                              ==========  ========  ========
Transfer of fixed maturity securities available-for-sale from an
  affiliate.................................................................. $       --  $    296  $     --
                                                                              ==========  ========  ========
Transfer of mortgage loans from an affiliate................................. $       --  $     84  $     --
                                                                              ==========  ========  ========
Transfer of real estate to an affiliate...................................... $       --  $    380  $     --
                                                                              ==========  ========  ========
Reclassification of certain fixed maturity securities available-for-sale as
  fair value option securities............................................... $       --  $    131  $     --
                                                                              ==========  ========  ========

       See accompanying notes to the consolidated financial statements.

                                     MTL-8

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                Notes to the Consolidated Financial Statements

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies

Business

   Metropolitan Tower Life Insurance Company ("MTL") and its subsidiaries
(collectively, the "Company") is a wholly-owned subsidiary of MetLife, Inc. The
Company is domiciled in the state of Nebraska ("Nebraska") and is licensed to transact insurance business in, and is subject to regulation by all 50 states and the District of Columbia, Canada and Puerto Rico. The Company is currently actively selling a broad range of annuity and investment products, including guaranteed investment contracts and other stable value products, pension risk transfer products, including United Kingdom ("U.K.") longevity reinsurance, and structured settlements, as well as certain products to fund company-, bank- or trust-owned life insurance used to finance nonqualified benefit programs for executives. The Company is not actively selling annuities, variable and universal life insurance, and traditional life insurance, including whole life, to individuals.

Basis of Presentation

   The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported on the consolidated financial statements. In applying these policies and estimates, management makes subjective and complex judgments that frequently require assumptions about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the
Company's business and operations. Actual results could differ from these estimates.

  COVID

     The COVID-19 pandemic has caused volatility within the global economy and financial markets. This pandemic may last for an extended period of time and may continue to impact the economy for the foreseeable future. These events may negatively affect the Company's operations or financial results.

  Consolidation

     The accompanying consolidated financial statements include the accounts of
  MTL and its subsidiaries, as well as partnerships in which the Company has a controlling financial interest. Intercompany accounts and transactions have been eliminated.

     Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

  Separate Accounts

     Separate accounts are established in conformity with insurance laws.
  Generally, the assets of the separate accounts cannot be used to settle the liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. The Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if:

   .   such separate accounts are legally recognized;

   .   assets supporting the contract liabilities are legally insulated from the Company's general account liabilities;

                                     MTL-9

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

   .   investment objectives are directed by the contractholder; and

   .   all investment performance, net of contract fees and assessments, is passed through to the contractholder.

     The Company reports separate account assets at their fair value, which is based on the estimated fair values of the underlying assets comprising the individual separate account portfolios. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line on the statements of operations. Separate accounts credited with a contractual investment return are combined on a line-by-line basis with the Company's general account assets, liabilities, revenues and expenses and the accounting for these investments is consistent with the methodologies described herein for similar financial instruments held within the general account.

     The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges. Such fees are included in universal life and investment-type product policy fees on the statements of operations.

Summary of Significant Accounting Policies

   The following are the Company's significant accounting policies with references to notes providing additional information on such policies and critical accounting estimates relating to such policies.

Accounting Policy                                                          Note
-------------------------------------------------------------------------------
Insurance                                                                   2
-------------------------------------------------------------------------------
Deferred Policy Acquisition Costs and Value of Business Acquired            3
-------------------------------------------------------------------------------
Reinsurance                                                                 4
-------------------------------------------------------------------------------
Investments                                                                 5
-------------------------------------------------------------------------------
Derivatives                                                                 6
-------------------------------------------------------------------------------
Fair Value                                                                  7
-------------------------------------------------------------------------------
Income Tax                                                                  11
-------------------------------------------------------------------------------
Litigation Contingencies                                                    12

  Insurance

   Future Policy Benefit Liabilities and Policyholder Account Balances

      The Company establishes liabilities for amounts payable under insurance policies. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid, reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards.
   Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, policy lapse, renewal, retirement, disability incidence, disability terminations, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. These assumptions are established at the time the policy is issued and are intended to estimate the experience for the period the policy benefits are payable. Utilizing these assumptions, liabilities are established on a block of business basis. For long-duration insurance contracts, assumptions

                                    MTL-10

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

   such as mortality, morbidity and interest rates are "locked in" upon the issuance of new business. However, significant adverse changes in experience on such contracts may require the establishment of premium deficiency reserves. Such reserves are determined based on the then current assumptions and do not include a provision for adverse deviation.

      Premium deficiency reserves may also be established for short-duration contracts to provide for expected future losses. These reserves are based on actuarial estimates of the amount of loss inherent in that period, including losses incurred for which claims have not been reported. The provisions for unreported claims are calculated using studies that measure the historical length of time between the incurred date of a claim and its eventual reporting to the Company. Anticipated investment income is considered in the calculation of premium deficiency losses for short-duration contracts.

      Liabilities for universal life secondary and paid-up guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments.
   The assumptions used in estimating the secondary and paid-up guarantee liabilities are consistent with those used for amortizing deferred policy acquisition costs ("DAC"), and are thus subject to the same variability and risk as further discussed herein. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

      The Company regularly reviews its estimates of liabilities for future policy benefits and compares them with its actual experience. Differences result in changes to the liability balances with related charges or credits to benefit expenses in the period in which the changes occur.

      Policyholder account balances relate to contracts or contract features where the Company has no significant insurance risk.

   Other Policy-Related Balances

      Other policy-related balances primarily include obligations assumed under structured settlement assignments as described in Note 2, policy and contract claims, policyholder dividends left on deposit, unearned revenue liabilities, policyholder dividends due and unpaid and premiums received in advance.

      The liability for policy and contract claims generally relates to incurred but not reported ("IBNR") death and disability claims. In addition, included in other policy-related balances are claims which have been reported but not yet settled for death and disability. The liability for these claims is based on the Company's estimated ultimate cost of settling all claims. The Company derives estimates for the development of IBNR claims principally from analyses of historical patterns of claims by business line.
   The methods used to determine these estimates are continually reviewed.
   Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.

      The unearned revenue liability relates to universal life and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product's estimated gross profits, similar to DAC as discussed further herein. Such amortization is recorded in universal life and investment-type product policy fees.

      The Company accounts for the prepayment of premiums on its individual life and health contracts as premiums received in advance and applies the cash received to premiums when due.

                                    MTL-11

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

   Recognition of Insurance Revenues and Deposits

      Premiums related to traditional life and annuity contracts with life contingencies are recognized as revenues when due from policyholders.
   Policyholder benefits and expenses are provided to recognize profits over the estimated lives of the insurance policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into earnings in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

      Premiums related to non-medical health and disability contracts are recognized on a pro rata basis over the applicable contract term.

      Deposits related to universal life and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of fees for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to earnings include interest credited and benefit claims incurred in excess of related policyholder account balances.

      All revenues and expenses are presented net of reinsurance, as applicable.

  Deferred Policy Acquisition Costs and Value of Business Acquired

     The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that are related directly to the successful acquisition or renewal of insurance contracts are capitalized as DAC. Such costs include:

   .   incremental direct costs of contract acquisition, such as commissions;

   .   the portion of an employee's total compensation and benefits related to time spent selling, underwriting or processing the issuance of new and renewal insurance business only with respect to actual policies acquired or renewed; and

   .   other essential direct costs that would not have been incurred had a policy not been acquired or renewed.

     All other acquisition-related costs, including those related to general advertising and solicitation, market research, agent training, product development, unsuccessful sales and underwriting efforts, as well as all indirect costs, are expensed as incurred.

     Value of business acquired ("VOBA") is an intangible asset resulting from a business combination that represents the excess of book value over the estimated fair value of acquired insurance, annuity, and investment-type contracts in-force at the acquisition date. The estimated fair value of the acquired liabilities is based on projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns, nonperformance risk adjustment and other factors. Actual experience with the purchased business may vary from these projections.

                                    MTL-12

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

     DAC and VOBA are amortized as follows:

                                       In proportion to the following over
Products:                                estimated lives of the contracts:
--------------------------------------------------------------------------------
..   Nonparticipating and                 Actual and expected future gross
    non-dividend-paying traditional    premiums.
    contracts:
   .   Term insurance
   .   Nonparticipating whole life
       insurance
--------------------------------------------------------------------------------
..   Participating, dividend-paying       Actual and expected future gross
    traditional contracts              margins.
--------------------------------------------------------------------------------
..   Fixed and variable universal life    Actual and expected future gross
    contracts                          profits.
--------------------------------------------------------------------------------

     See Note 3 for additional information on DAC and VOBA amortization.
  Amortization of DAC and VOBA is included in other expenses.

     The recovery of DAC and VOBA is dependent upon the future profitability of the related business. DAC and VOBA are aggregated on the financial statements for reporting purposes.

  Reinsurance

     For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. Cessions under reinsurance agreements do not discharge the Company's obligations as the primary insurer. The Company reviews all contractual features, including those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

     For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the reinsurance agreement. The net cost of reinsurance is amortized on a basis consistent with the methodologies and assumptions used for amortizing DAC related to the underlying reinsured contracts. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as ceded
  (assumed) premiums; and ceded (assumed) premiums, reinsurance and other receivables (future policy benefits) are established.

     For prospective reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) are recorded as ceded (assumed) premiums and ceded (assumed) unearned premiums. Ceded
  (assumed) unearned premiums are reflected as a component of premiums, reinsurance and other receivables (future policy benefits). Such amounts are amortized through earned premiums over the remaining contract period in proportion to the amount of insurance protection provided. For retroactive reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) in excess of the related insurance liabilities ceded (assumed) are recognized immediately as a loss and are reported in the appropriate line item within the statement of operations. Any gain on such retroactive agreement is deferred and is amortized as part of DAC, primarily using the recovery method.

     Amounts currently recoverable under reinsurance agreements are included in premiums, reinsurance and other receivables and amounts currently payable are included in other liabilities. Assets and liabilities relating to reinsurance agreements with the same reinsurer may be recorded net on the balance sheet, if a right of offset

                                    MTL-13

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

  exists within the reinsurance agreement. In the event that reinsurers do not meet their obligations to the Company under the terms of the reinsurance agreements, reinsurance recoverable balances could become uncollectible. In such instances, reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance, consistent with credit loss guidance which requires recording an allowance for credit loss ("ACL").

     The funds withheld liability represents amounts withheld by the Company in accordance with the terms of the reinsurance agreements. The Company withholds the funds rather than transferring the underlying investments and, as a result, records funds withheld liability within other liabilities. The
  Company recognizes interest on funds withheld, included in other expenses, at rates defined by the terms of the agreement which may be contractually specified or directly related to the investment portfolio.

     Premiums, fees and policyholder benefits and claims include amounts assumed under reinsurance agreements and are net of reinsurance ceded.
  Amounts received from reinsurers for policy administration are reported in other revenues.

     If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within premiums, reinsurance and other receivables. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate.

  Investments

   Net Investment Income

      Net investment income includes primarily interest income, including amortization of premium and accretion of discount, prepayment fees, rental income and equity method income and is net of related investment expenses.
   Net investment income also includes, to a lesser extent, (i) realized gains
   (losses) on investments sold or disposed and (ii) unrealized gains (losses)
   recognized in earnings, representing changes in estimated fair value, primarily for fair value option ("FVO") securities ("FVO Securities").

   Net Investment Gains (Losses)

      Net investment gains (losses) include primarily (i) realized gains
   (losses) from sales and disposals of investments, which are determined by specific identification, (ii) intent-to-sell impairment losses on fixed maturity securities available-for-sale ("AFS") and impairment losses on all other asset classes, and to a lesser extent, (iii) recognized gains
   (losses). Recognized gains (losses) are primarily comprised of the change in the ACL and unrealized gains (losses) for certain investments for which changes in estimated fair value are recognized in earnings. Changes in the
   ACL includes both (i) provisions for credit loss on fixed maturity securities AFS, mortgage loans and leveraged and direct financing leases and
   (ii) subsequent changes in the ACL. Unrealized gains (losses), representing changes in estimated fair value recognized in earnings, primarily relate to equity securities.

                                    MTL-14

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

   Accrued Investment Income

      Accrued investment income is presented separately on the consolidated balance sheet and excluded from the carrying value of the related investments, primarily fixed maturity securities and mortgage loans.

   Fixed Maturity Securities

      The majority of the Company's fixed maturity securities are classified as
   AFS and are reported at their estimated fair value. Changes in the estimated fair value of these securities not recognized in earnings representing unrecognized unrealized investment gains (losses) are recorded as a separate component of other comprehensive income (loss) ("OCI"), net of policy-related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Sales of securities are determined on a specific identification basis.

      Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premium and accretion of discount, and is based on the estimated economic life of the securities, which for mortgage-backed and asset-backed securities ("ABS") considers the estimated timing and amount of prepayments of the underlying loans. See Note 5 "-- Fixed Maturity
   Securities AFS -- Methodology for Amortization of Premium and Accretion of
   Discount on Structured Products." The amortization of premium and accretion of discount also take into consideration call and maturity dates. Generally, the accrual of income is ceased and accrued investment income that is considered uncollectible is recognized as a charge within net investment gains (losses) when securities are impaired.

      The Company periodically evaluates these securities for impairment. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in estimated fair value as described in Note 5 "-- Fixed Maturity Securities
   AFS -- Evaluation of Fixed Maturity Securities AFS for Credit Loss."

      After adoption of credit loss guidance on January 1, 2020, for securities in an unrealized loss position, a credit loss is recognized in earnings within net investment gains (losses) when it is anticipated that the amortized cost, excluding accrued investment income, will not be recovered.
   When either: (i) the Company has the intent to sell the security; or (ii) it is more likely than not that the Company will be required to sell the security before recovery, the reduction of amortized cost and the loss recognized in earnings is the entire difference between the security's amortized cost and estimated fair value. If neither of these conditions exists, the difference between the amortized cost of the security and the present value of projected future cash flows expected to be collected is recognized in earnings as a credit loss by establishing an ACL with a corresponding charge recorded in net investment gains (losses). However, the
   ACL is limited by the amount that the fair value is less than the amortized cost. This limitation is known as the "fair value floor." If the estimated fair value is less than the present value of projected future cash flows expected to be collected, this portion of the decline in value related to other-than-credit factors ("noncredit loss") is recorded in OCI as an unrecognized loss.

      During the year ended December 31, 2019, prior to the adoption of credit loss guidance on January 1, 2020, the Company applied other than temporary impairment ("OTTI") guidance for securities in an unrealized loss position.
   An OTTI was recognized in earnings within net investment gains (losses) when it was anticipated that the amortized cost would not be recovered. When either: (i) the Company had the intent to sell the security, or (ii) it was more likely than not that the Company would be required to sell the security

                                    MTL-15

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

   before recovery, the reduction of amortized cost and the OTTI recognized in earnings was the entire difference between the security's amortized cost and estimated fair value. If neither of these conditions existed, the difference between the amortized cost of the security and the present value of projected future cash flows expected to be collected was recognized as a reduction of amortized cost and an OTTI in earnings. If the estimated fair value was less than the present value of projected future cash flows expected to be collected, this portion of OTTI related to noncredit loss was recorded in OCI as an unrecognized loss.

      The credit loss guidance adopted on January 1, 2020, replaced the model for purchased credit impaired fixed maturity securities AFS and financing receivables and requires the establishment of an ACL at acquisition, which is added to the purchase price to establish the initial amortized cost of the investment and is not recognized in earnings.

   Mortgage Loans

      After adoption of credit loss guidance on January 1, 2020, the Company recognizes an ACL in earnings within net investment gains (losses) at time of purchase based on expected lifetime credit loss on financing receivables carried at amortized cost, including, but not limited to, mortgage loans and leveraged and direct financing leases, in an amount that represents the portion of the amortized cost basis of such financing receivables that the
   Company does not expect to collect, resulting in financing receivables being presented at the net amount expected to be collected.

      During the year ended December 31, 2019, prior to the adoption of credit loss guidance on January 1, 2020, the Company applied incurred loss guidance where credit loss was recognized in earnings within net investment gains
   (losses) when incurred (when it was probable, based on current information and events, that all amounts due under the loan agreement would not be collected).

      The Company disaggregates its mortgage loan investments into three portfolio segments: commercial, agricultural and residential. Also included in commercial mortgage loans are revolving line of credit loans collateralized by commercial properties. The accounting policies that are applicable to all portfolio segments are presented below and the accounting policies related to each of the portfolio segments are included in Note 5.

      Mortgage loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, and are net of
   ACL. Interest income and prepayment fees are recognized when earned.
   Interest income is recognized using an effective yield method giving effect to amortization of premium and deferred expenses and accretion of discount and deferred fees.

      The Company ceases to accrue interest when the collection of interest is not considered probable, which is based on a current evaluation of the status of the borrower, including the number of days past due. When a loan is placed on non-accrual status, uncollected past due accrued interest income that is considered uncollectible is charged-off against net investment income. Generally, the accrual of interest income resumes after all delinquent amounts are paid and management believes all future principal and interest payments will be collected. The Company records cash receipts on non-accruing loans in accordance with the loan agreement. The Company records charge-offs of mortgage loan balances not considered collectible upon the realization of a credit loss, for commercial and agricultural mortgage loans typically through foreclosure or after a decision is made to sell a loan, and for residential mortgage loans, typically after considering the individual consumer's financial status. The charge-off is recorded in net investment gains (losses), net of amounts recognized in ACL. Cash recoveries on principal amounts previously charged-off are generally reported in net investment gains (losses).

                                    MTL-16

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

   Policy Loans

      Policy loans are stated at unpaid principal balances. Interest income is recognized as earned using the contractual interest rate. Generally, accrued interest is capitalized on the policy's anniversary date. Valuation allowances are not established for policy loans, as they are fully collateralized by the cash surrender value of the underlying insurance policies. Any unpaid principal and accrued interest are deducted from the cash surrender value or the death benefit prior to settlement of the insurance policy.

   Real Estate

      Real estate is stated at cost less accumulated depreciation. Depreciation is recognized on a straight-line basis, without any provision for salvage value, over the estimated useful life of the asset (typically up to 55 years). Rental income is recognized on a straight-line basis over the term of the respective leases. The Company periodically reviews its real estate for impairment and tests for recoverability whenever events or changes in circumstances indicate the carrying value may not be recoverable. Properties whose carrying values are greater than their estimated undiscounted cash flows are written down to their estimated fair value, which is generally computed using the present value of expected future cash flows discounted at a rate commensurate with the underlying risks.

      Real estate for which the Company commits to a plan to sell within one year and actively markets in its current condition for a reasonable price in comparison to its estimated fair value is classified as held-for-sale and is not depreciated. Real estate held-for-sale is stated at the lower of depreciated cost or estimated fair value less expected disposition costs.

   Real Estate Joint Ventures and Other Limited Partnership Interests

      The Company uses the equity method of accounting or the FVO for real estate joint ventures and other limited partnership interests ("investee")
   when it has more than a minor ownership interest or more than a minor influence over the investee's operations but does not hold a controlling financial interest, including when the Company is not deemed the primary beneficiary of a variable interest entities ("VIEs"). Under the equity method, the Company recognizes within net investment income its share of the investee's earnings. Contributions paid by the Company increase carrying value and distributions received by the Company reduce carrying value. The
   Company generally recognizes its share of the investee's earnings on a three-month lag in instances where the investee's financial information is not sufficiently timely or when the investee's reporting period differs from the Company's reporting period.

      The Company accounts for its interest in real estate joint ventures and other limited partnership interests in which it has virtually no influence over the investee's operations at estimated fair value. Unrealized gains
   (losses), representing changes in estimated fair value of these investments, are recognized in earnings within net investment gains (losses). Due to the nature and structure of these investments, they do not meet the characteristics of an equity security in accordance with applicable accounting guidance.

      The Company consolidates real estate joint ventures and other limited partnership interests of which it holds a controlling financial interest, or it is deemed the primary beneficiary of a VIE. Assets of certain of these consolidated other limited partnership interests and real estate joint ventures are recorded at estimated fair value. Unrealized gains (losses)
   representing changes in estimated fair value are recognized in net investment income.

                                    MTL-17

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

      The Company routinely evaluates its equity method investments for impairment. When it is determined an equity method investment has had a loss in value that is other than temporary, it is impaired. Such an impairment is charged to net investment gains (losses).

   Short-term Investments

      Short-term investments include highly liquid securities and other investments with remaining maturities of one year or less, but greater than three months, at the time of purchase. Securities included within short-term investments are stated at estimated fair value, while other investments included within short-term investments are stated at amortized cost less
   ACL, which approximates estimated fair value.

   Annuities Funding Structured Settlement Claims

      Annuities funding structured settlement claims represent annuities funding claims assumed by the Company in its capacity as a structured settlements assignment company. The annuities are stated at their contract value, which represents the present value of the future periodic claim payments to be provided. The net investment income recognized reflects the amortization of discount of the annuity at its implied effective interest rate. See Note 2.

   Other Invested Assets

      Other invested assets consist principally of the following:

   .   FVO Securities are primarily investments in fixed maturity securities held-for-investment that are managed on a total return basis where the
       FVO has been elected, with changes in estimated fair value included in net investment income.

   .   Freestanding derivatives with positive estimated fair values which are described in "-- Derivatives" below.

   .   Affiliated loans are stated at unpaid principal balance and adjusted for any unamortized premium or discount. Interest income is recognized using an effective yield method giving effect to amortization of premium and accretion of discount.

   .   Investments in Federal Home Loan Bank ("FHLB") common stock are carried at redemption value and are considered restricted investments until redeemed by the respective regional FHLBs. Dividends are recognized in net investment income when declared.

   .   Equity securities are reported at their estimated fair value, with changes in estimated fair value included in net investment gains
       (losses). Sales of securities are determined on a specific identification basis. Dividends are recognized in net investment income when declared.

   .   In 2020, the Company's leveraged lease investments converted to real estate investments, and no longer has any investments in leveraged leases. Leveraged leases net investment was equal to the minimum lease payment receivables plus the unguaranteed residual value, less the unearned income, less ACL and was recorded net of non-recourse debt.
       Income was determined by applying the leveraged lease's estimated rate of return to the net investment in the lease in those periods in which the net investment at the beginning of the period was positive.
       Leveraged leases derived investment returns in part from their income tax benefit.

                                    MTL-18

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

   Securities Lending Transactions

      The Company accounts for securities lending transactions as financing arrangements and the associated liability is recorded at the amount of cash received. The securities loaned or sold under these agreements are included in invested assets. Income and expenses associated with securities lending transactions are recognized as investment income and investment expense, respectively, within net investment income.

      The Company enters into securities lending transactions, whereby securities are loaned to unaffiliated financial institutions. The Company obtains collateral at the inception of the loan, usually cash, in an amount generally equal to 102% of the estimated fair value of the securities loaned, and maintains it at a level greater than or equal to 100% for the duration of the loan. Securities loaned under such transactions may be sold or re-pledged by the transferee. The Company is liable to return to the counterparties the cash collateral received. Security collateral on deposit from counterparties in connection with securities lending transactions may not be sold or re-pledged, unless the counterparty is in default, and is not reflected on the Company's consolidated financial statements. The Company monitors the ratio of the collateral held to the estimated fair value of the securities loaned on a daily basis and additional collateral is obtained as necessary throughout the duration of the loan.

  Derivatives

   Freestanding Derivatives

      Freestanding derivatives are carried on the Company's balance sheet either as assets within other invested assets or as liabilities within other liabilities at estimated fair value. The Company does not offset the estimated fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement.

      Accruals on derivatives are generally recorded in accrued investment income or within other liabilities. However, accruals that are not scheduled to settle within one year are included with the derivative's carrying value in other invested assets or other liabilities.

      If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are reported in net derivative gains
   (losses) except as follows:

 Statement of Operations Presentation:  Derivative:
 -----------------------------------------------------------------------------
 Net investment income                  .   Economic hedges of FVO Securities
                                            which are linked to equity indices

   Hedge Accounting

      To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge. Hedge designation and financial statement presentation of changes in estimated fair value of the hedging derivatives are as follows:

   .   Fair value hedge - a hedge of the estimated fair value of a recognized asset or liability--in the same line item as the earnings effect of the hedged item. The carrying value of the hedged recognized asset or liability is adjusted for changes in its estimated fair value due to the hedged risk.

                                    MTL-19

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

   .   Cash flow hedge - a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability--in OCI and reclassified into the statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item.

      The changes in estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported on the statement of operations within interest income or interest expense to match the location of the hedged item.

      In its hedge documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and at least quarterly throughout the life of the designated hedging relationship. Assessments of hedge effectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.

      The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; or (iv) the derivative is de-designated as a hedging instrument.

      When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item, the derivative continues to be carried on the balance sheet at its estimated fair value, with changes in estimated fair value recognized in net derivative gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its estimated fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item.
   Provided the hedged forecasted transaction is still probable of occurring, the changes in estimated fair value of derivatives recorded in OCI related to discontinued cash flow hedges are released into the statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item.

      When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur on the anticipated date or within two months of that date, the derivative continues to be carried on the balance sheet at its estimated fair value, with changes in estimated fair value recognized currently in net derivative gains (losses). Deferred gains and losses of a derivative recorded in OCI pursuant to the discontinued cash flow hedge of a forecasted transaction that is no longer probable of occurring are recognized immediately in net investment gains
   (losses).

      In all other situations in which hedge accounting is discontinued, the derivative is carried at its estimated fair value on the balance sheet, with changes in its estimated fair value recognized in the current period as net derivative gains (losses).

   Embedded Derivatives

      The Company is a party to certain reinsurance agreements that have embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated. The embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative if:

   .   the combined instrument is not accounted for in its entirety at estimated fair value with changes in estimated fair value recorded in earnings;

                                    MTL-20

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

   .   the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract; and

   .   a separate instrument with the same terms as the embedded derivative would qualify as a derivative instrument.

      Such embedded derivatives are carried on the balance sheet at estimated fair value with the host contract and changes in their estimated fair value are generally reported in net derivative gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income. Additionally, the Company may elect to carry an entire contract on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income if that contract contains an embedded derivative that requires bifurcation.

  Fair Value

     Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In most cases, the exit price and the transaction (or entry) price will be the same at initial recognition.

     Subsequent to initial recognition, fair values are based on unadjusted quoted prices for identical assets or liabilities in active markets that are readily and regularly obtainable. When such unadjusted quoted prices are not available, estimated fair values are based on quoted prices in markets that are not active, quoted prices for similar but not identical assets or liabilities, or other observable inputs. If these inputs are not available, or observable inputs are not determinable, unobservable inputs and/or adjustments to observable inputs requiring significant management judgment are used to determine the estimated fair value of assets and liabilities.
  These unobservable inputs can be based on management's judgment, assumptions or estimation and may not be observable in market activity. Unobservable inputs are based on management's assumptions about the inputs market participants would use in pricing the assets.

  Income Tax

     MTL and its includable subsidiaries join with MetLife, Inc. and its includable subsidiaries in filing a consolidated U.S. life insurance and non-life insurance federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended. Current taxes
  (and the benefits of tax attributes such as losses) are allocated to MTL and its includable subsidiaries under the consolidated tax return regulations and a tax sharing agreement. Under the consolidated tax return regulations,
  MetLife, Inc. has elected the "percentage method" (and 100% under such method) of reimbursing companies for tax attributes, e.g., net operating losses. As a result, 100% of tax attributes are reimbursed by MetLife, Inc.
  to the extent that consolidated federal income tax of the consolidated federal tax return group is reduced in a year by tax attributes. On an annual basis, each of the profitable subsidiaries pays to MetLife, Inc. the federal income tax which it would have paid based upon that year's taxable income. If
  MTL or its includable subsidiaries have current or prior deductions and credits (including but not limited to losses) which reduce the consolidated tax liability of the consolidated federal tax return group, the deductions and credits are characterized as realized (or realizable) by MTL and its includable subsidiaries when those tax attributes are realized (or realizable) by the consolidated federal tax return group, even if MTL or its includable subsidiaries would not have realized the attributes on a stand-alone basis under a "wait and see" method.

                                    MTL-21

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

     The Company's accounting for income taxes represents management's best estimate of various events and transactions.

     Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

     The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established against deferred tax assets when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Significant judgment is required in determining whether valuation allowances should be established, as well as the amount of such allowances. When making such determination the Company considers many factors, including:

   .   the nature, frequency, and amount of cumulative financial reporting income and losses in recent years;

   .   the jurisdiction in which the deferred tax asset was generated;

   .   the length of time that carryforward can be utilized in the various taxing jurisdictions;

   .   future taxable income exclusive of reversing temporary differences and carryforwards;

   .   future reversals of existing taxable temporary differences;

   .   taxable income in prior carryback years; and

   .   tax planning strategies.

     The Company may be required to change its provision for income taxes when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, the effect of changes in tax laws, tax regulations, or interpretations of such laws or regulations, is recognized in net income tax expense (benefit) in the period of change.

     The Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded on the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.

     The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax expense.

  Litigation Contingencies

     The Company is involved in a number of litigation matters and regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's annual consolidated net income or cash flows. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Legal costs are recognized as incurred. On an annual basis, the
  Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected on the Company's consolidated financial statements.

                                    MTL-22

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

  Other Accounting Policies

   Cash and Cash Equivalents

      The Company considers highly liquid securities and other investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents. Securities included within cash equivalents are stated at estimated fair value, while other investments included within cash equivalents are stated at amortized cost, which approximates estimated fair value.

   Property and Equipment

      Property and equipment, which is included in other assets, is stated at cost less accumulated depreciation. Depreciation is determined using the straight-line method over the estimated useful lives of the assets, as appropriate. The estimated life is generally 40 years for company occupied real estate property and from three to seven years for all other property and equipment. The cost basis was $77 million and $106 million at
   December 31, 2021 and 2020, respectively. Accumulated depreciation was
   $73 million and $95 million at December 31, 2021 and 2020, respectively.
   Related depreciation expense was $3 million, $4 million and $4 million for the years ended December 31, 2021, 2020 and 2019, respectively.

   Other Revenues

      Other revenues include fees on reinsurance financing agreements and fees associated with certain stable value products. Such fees are recognized in the period in which services are performed.

   Policyholder Dividends

      Policyholder dividends are approved annually by MTL's board of Directors.
   The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by MTL.

   Foreign Currency

      Assets, liabilities and operations of foreign affiliates are recorded based on the functional currency of each entity. The determination of the functional currency is made based on the appropriate economic and management indicators. The local currencies of foreign operations are the functional currencies. Assets and liabilities of foreign affiliates are translated from the functional currency to U.S. dollars at the exchange rates in effect at each year-end and revenues and expenses are translated at the average exchange rates during the year. The resulting translation adjustments are charged or credited directly to OCI, net of applicable taxes. Gains and losses from foreign currency transactions, including the effect of re-measurement of monetary assets and liabilities to the appropriate functional currency, are reported as part of net investment gains (losses)
   in the period in which they occur.

Recent Accounting Pronouncements

   Changes to GAAP are established by the Financial Accounting Standards Board
("FASB") in the form of accounting standards update ("ASUs") to the FASB
Accounting Standards Codification. The Company considers the applicability and impact of all ASUs. The following tables provide a description of ASUs recently issued by the FASB and the impact of their adoption on the Company's consolidated financial statements.

                                    MTL-23

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

  Adopted Accounting Pronouncements

     The table below describes the impacts of the ASUs adopted by the Company, effective January 1, 2021.

                                         Effective Date         Impact
                                               and           on Financial
      Standard          Description     Method of Adoption    Statements
  ---------------------------------------------------------------------------
  ASU 2020-04,       The guidance       Effective for      The guidance has
  Reference Rate     provides optional  contract           reduced the
  Reform (Topic      expedients and     modifications      operational and
  848):              exceptions for     made between       financial impacts
  Facilitation of    applying GAAP to   March 12, 2020     of contract
  the Effects of     contracts,         and December 31,   modifications
  Reference Rate     hedging            2022.              that replace a
  Reform on          relationships and                     reference rate,
  Financial          other                                 such as London
  Reporting; as      transactions                          Interbank Offered
  clarified and      affected by                           Rate ("LIBOR"),
  amended by ASU     reference rate                        affected by
  2021-01,           reform if certain                     reference rate
  Reference Rate     criteria are met.                     reform.
  Reform (Topic      The expedients                        Contract
  848): Scope        and exceptions                        modifications for
                     provided by the                       invested assets
                     amendments do not                     and derivative
                     apply to contract                     instruments have
                     modifications                         occurred during
                     made and hedging                      2021 and are
                     relationships                         expected to
                     entered into or                       continue into
                     evaluated after                       2022. Based on
                     December 31,                          actions taken to
                     2022, with                            date, the
                     certain                               adoption of the
                     exceptions. ASU                       guidance has not
                     2021-01 amends                        had a material
                     the scope of the                      impact on the
                     recent reference                      Company's
                     rate reform                           consolidated
                     guidance. New                         financial
                     optional                              statements. The
                     expedients allow                      Company does not
                     derivative                            expect the
                     instruments                           adoption of this
                     impacted by                           guidance to have
                     changes in the                        a material
                     interest rate                         ongoing impact
                     used for                              and will continue
                     margining,                            to evaluate the
                     discounting, or                       impacts of
                     contract price                        reference rate
                     alignment to                          reform on
                     qualify for                           contract
                     certain optional                      modifications and
                     relief.                               hedging
                                                           relationships
                                                           through
                                                           December 31, 2022.
  ---------------------------------------------------------------------------

                                    MTL-24

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

                                         Effective Date         Impact
                                               and           on Financial
      Standard          Description     Method of Adoption    Statements
  ---------------------------------------------------------------------------
  ASU 2019-12,       The guidance       January 1, 2021.   The adoption of
  Income Taxes       simplifies the     The Company        the guidance did
  (Topic 740):       accounting for     adopted, using a   not have a
  Simplifying the    income taxes by    prospective        material impact
  Accounting for     removing certain   approach.          on the Company's
  Income Taxes       exceptions to the                     consolidated
                     tax accounting                        financial
                     guidance and                          statements.
                     providing
                     clarification to
                     other specific
                     tax accounting
                     guidance to
                     eliminate
                     variations in
                     practice.
                     Specifically, it
                     removes the
                     exceptions
                     related to the a)
                     incremental
                     approach for
                     intraperiod tax
                     allocation when
                     there is a loss
                     from continuing
                     operations and
                     income or a gain
                     from other items,
                     b) recognition of
                     a deferred tax
                     liability when
                     foreign
                     investment
                     ownership changes
                     from equity
                     method investment
                     to consolidated
                     subsidiary and
                     vice versa and c)
                     use of interim
                     period tax
                     accounting for
                     year-to-date
                     losses that
                     exceed
                     anticipated
                     losses. The
                     guidance also
                     simplifies the
                     application of
                     the income tax
                     guidance for
                     franchise taxes
                     that are
                     partially based
                     on income and the
                     accounting for
                     tax law changes
                     during interim
                     periods,
                     clarifies the
                     accounting for
                     transactions that
                     result in a
                     step-up in tax
                     basis of
                     goodwill,
                     provides for the
                     option to elect
                     allocation of
                     consolidated
                     income taxes to
                     entities
                     disregarded by
                     taxing
                     authorities for
                     their stand-alone
                     reporting, and
                     requires that an
                     entity reflect
                     the effect of an
                     enacted change in
                     tax laws or rates
                     in the annual
                     effective tax
                     rate computation
                     in the interim
                     period that
                     includes the
                     enactment date.

                                    MTL-25

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

Future Adoption of Accounting Pronouncements

   ASUs not listed below were assessed and either determined to be not applicable or are not expected to have a material impact on the Company's consolidated financial statements or disclosures. ASUs issued but not yet adopted as of December 31, 2021 that are currently being assessed and may or may not have a material impact on the Company's consolidated financial statements or disclosures are summarized in the table below.

                                          Effective Date        Impact on
                                                and             Financial
       Standard          Description     Method of Adoption    Statements
  ----------------------------------------------------------------------------
  ASU 2018-12,        The guidance       January 1, 2023,   The Company's
  Financial           (i) prescribes     to be applied      implementation
  Services--Insurance the discount rate  retrospectively    efforts and the
  (Topic 944):        to be used in      to January 1,      evaluation of the
  Targeted            measuring the      2021 (with early   impacts of the
  Improvements to     liability for      adoption           guidance continue
  the Accounting      future policy      permitted).        to progress.
  for Long-Duration   benefits for                          Given the nature
  Contracts, as       traditional and                       and extent of the
  amended by ASU      limited payment                       required changes
  2019-09,            long-duration                         to a significant
  Financial           contracts, and                        portion of the
  Services--Insurance requires                              Company's
  (Topic 944):        assumptions for                       operations, the
  Effective Date,     those liability                       adoption of this
  as amended by ASU   valuations to be                      guidance is
  2020-11,            updated after                         expected to have
  Financial           contract                              a material impact
  Services--Insurance inception,                            on its financial
  (Topic 944):        (ii) requires                         position, results
  Effective Date      more market-based                     of operations,
  and Early           product                               and disclosures,
  Application         guarantees on                         as well as
                      certain separate                      systems,
                      account and other                     processes, and
                      account balance                       controls.
                      long-duration                         The Company
                      contracts to be                       expects to adopt
                      accounted for at                      the guidance
                      fair value,                           effective
                      (iii) simplifies                      January 1, 2023.
                      the amortization                      The modified
                      of DAC for                            retrospective
                      virtually all                         approach will be
                      long-duration                         used, except in
                      contracts, and                        regard to market
                      (iv) introduces                       risk benefits
                      certain financial                     where the Company
                      statement                             will use the full
                      presentation                          retrospective
                      requirements, as                      approach.
                      well as                               The Company has
                      significant                           created a
                      additional                            governance
                      quantitative and                      framework and is
                      qualitative                           managing a
                      disclosures. The                      detailed
                      amendments in ASU                     implementation
                      2019-09 defer the                     plan to support
                      effective date of                     timely
                      ASU 2018-12 to                        application of
                      January 1, 2022                       the guidance. The
                      for all entities,                     Company has made
                      and the                               progress and
                      amendments in ASU                     continues to
                      2020-11 further                       refine key
                      defer the                             accounting policy
                      effective date of                     decisions,
                      ASU 2018-12 for                       technology
                      an additional                         solutions and
                      year to                               internal
                      January 1, 2023                       controls. These
                      for all entities.                     activities
                                                            include, but are
                                                            not limited to,
                                                            modifications of
                                                            actuarial
                                                            valuation,
                                                            accounting and
                                                            financial
                                                            reporting
                                                            processes and
                                                            systems including
                                                            internal controls.
                                                            The most
                                                            significant
                                                            transition
                                                            impacts are
                                                            expected to be
                                                            from: (i) the
                                                            requirement to
                                                            account for
                                                            variable annuity
                                                            guarantees as
                                                            market risk
                                                            benefits measured
                                                            at fair value,
  ----------------------------------------------------------------------------

                                    MTL-26

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

                                         Effective Date        Impact on
                                               and             Financial
      Standard          Description     Method of Adoption    Statements
  ---------------------------------------------------------------------------
                                                           (except for the
                                                           changes in fair
                                                           value already
                                                           recognized under
                                                           an existing
                                                           accounting model)
                                                           and
                                                           (ii) adjustments
                                                           to accumulated
                                                           other
                                                           comprehensive
                                                           income ("AOCI")
                                                           for the change in
                                                           the current
                                                           discount rate to
                                                           be used in
                                                           measuring the
                                                           liability for
                                                           future policy
                                                           benefits for
                                                           traditional and
                                                           limited payment
                                                           contracts and the
                                                           removal of shadow
                                                           account balances
                                                           associated with
                                                           long-duration
                                                           products.
                                                           Based on factors
                                                           such as: (i) the
                                                           measurement of
                                                           market risk
                                                           benefits at fair
                                                           value; and
                                                           (ii) the
                                                           difference
                                                           between the
                                                           discount rate
                                                           currently used
                                                           for measuring the
                                                           liability for
                                                           future policy
                                                           benefits for
                                                           traditional and
                                                           limited payment
                                                           contracts
                                                           compared to the
                                                           observed upper
                                                           medium grade
                                                           investment yield
                                                           at the date of
                                                           transition for
                                                           this guidance,
                                                           the Company's
                                                           expected impact
                                                           of adopting this
                                                           guidance is
                                                           anticipated to
                                                           result in a
                                                           reduction of
                                                           total equity. The
                                                           Company continues
                                                           to evaluate the
                                                           impact of the
                                                           guidance on its
                                                           consolidated
                                                           financial
                                                           statements.
  ---------------------------------------------------------------------------
  ASU 2021-10,       The guidance       Annual periods     The Company is
  Government         requires entities  beginning          currently
  Assistance (Topic  to provide annual  January 1, 2022,   evaluating the
  832): Disclosures  disclosures about  to be applied      impact of the
  by Business        transactions with  prospectively      guidance on its
  Entities about     a government that  (with early        annual
  Government         are accounted for  adoption           disclosures to be
  Assistance         by applying a      permitted).        included in its
                     grant or                              2022 consolidated
                     contribution                          financial
                     accounting model                      statements.
                     by analogy and
                     can include tax
                     credits and other
                     forms of
                     government
                     assistance.
                     Entities are
                     required to
                     disclose
                     information about
                     (i) the nature of
                     the transactions
                     and the related
                     accounting policy
                     used to account
                     for the
                     transactions;
                     (ii) the line
                     items on the
                     balance sheet and
                     income statement
                     that are affected
                     by the
                     transactions,
                     including the
                     associated
                     amounts; and
                     (iii) the
                     significant terms
                     and conditions of
                     the transactions,
                     including
                     commitments and
                     contingencies.
  ---------------------------------------------------------------------------

                                    MTL-27

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

                                         Effective Date        Impact on
                                               and             Financial
      Standard          Description     Method of Adoption    Statements
  ---------------------------------------------------------------------------
  ASU 2021-08,       The guidance       January 1, 2023,   The Company is
  Business           indicates how to   to be applied      currently
  Combinations       determine whether  prospectively      evaluating the
  (Topic 805):       a contract         (with early        impact of the
  Accounting for     liability is       adoption           guidance on its
  Contract Assets    recognized by the  permitted).        consolidated
  and Contract       acquirer in a                         financial
  Liabilities from   business                              statements.
  Contracts with     combination and
  Customers          provides specific
                     guidance on how
                     to recognize and
                     measure acquired
                     contract assets
                     and contract
                     liabilities from
                     revenue contracts
                     in a business
                     combination.
  ---------------------------------------------------------------------------

2. Insurance

Insurance Liabilities

   Future policy benefits are measured as follows:

 -----------------------------------------------------------------------------
 Product Type:                          Measurement Assumptions:
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 Participating life                     Aggregate of (i) net level premium
                                        reserves for death and endowment
                                        policy benefits (calculated based
                                        upon the non-forfeiture interest
                                        rate, ranging from 3% to 6%, and
                                        mortality rates guaranteed in
                                        calculating the cash surrender values
                                        described in such contracts); and
                                        (ii) the liability for terminal
                                        dividends.
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 Nonparticipating life                  Aggregate of the present value of
                                        future expected benefit payments and
                                        related expenses less the present
                                        value of future expected net
                                        premiums. Assumptions as to mortality
                                        and persistency are based upon the
                                        Company's experience when the basis
                                        of the liability is established.
                                        Interest rate assumptions for the
                                        aggregate future policy benefit
                                        liabilities range from 3% to 11%.
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 Individual and group traditional       Present value of future expected
 fixed annuities after annuitization    payments. Interest rate assumptions
                                        used in establishing such liabilities
                                        range from 2% to 8%.
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 Non-medical health                     The net level premium method and
 insurance                              assumptions as to future morbidity,
                                        withdrawals and interest, which
                                        provide a margin for adverse
                                        deviation. The interest rate
                                        assumption used in establishing such
                                        liabilities is 5%.
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 Disabled lives                         Present value of benefits method and
                                        experience assumptions as to claim
                                        terminations, expenses and interest.
                                        Interest rate assumptions used in
                                        establishing such liabilities range
                                        from 3% to 7%.
 -----------------------------------------------------------------------------

   Participating business represented 31% and 32% of the Company's life insurance in-force at December 31, 2021 and 2020, respectively. Participating policies represented 92%, 94% and 94% of gross traditional life insurance premiums for the years ended December 31, 2021, 2020 and 2019, respectively.

                                    MTL-28

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

2. Insurance (continued)

   Policyholder account balances are equal to: (i) policy account values, which consist of an accumulation of gross premium payments; and (ii) credited interest, ranging from less than 1% to 7%, less expenses, mortality charges and withdrawals.

Guarantees

   The Company issued annuity contracts that apply a lower rate on funds deposited if the contractholder elects to surrender the contract for cash and a higher rate if the contractholder elects to annuitize. These guarantees include benefits that are payable in the event of death, maturity or at annuitization.
Certain other annuity contracts contain guaranteed annuitization benefits that may be above what would be provided by the current account value of the contract. Additionally, the Company issued universal life contracts where the
Company contractually guarantees to the contractholder a secondary guarantee or a guaranteed paid-up benefit.

                                    MTL-29

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

2. Insurance (continued)

   Information regarding the liabilities for guarantees (excluding base policy liabilities) relating to annuity and universal life contracts was as follows:

                                    Annuity
                                   Contracts   Universal Life Contracts
                                 ------------- -----------------------
                                  Guaranteed
                                 Annuitization Secondary     Paid-Up
                                   Benefits    Guarantees   Guarantees   Total
                                 ------------- ----------   ----------  -------
                                                (In millions)
   Direct:
   Balance at January 1, 2019...    $    6      $    128     $   245    $   379
   Incurred guaranteed benefits.        --            43          38         81
   Paid guaranteed benefits.....        --            (5)        (22)       (27)
                                    ------      --------     -------    -------
   Balance at December 31, 2019.         6           166         261        433
   Incurred guaranteed benefits.        --            60          38         98
   Paid guaranteed benefits.....        --           (10)        (32)       (42)
                                    ------      --------     -------    -------
   Balance at December 31, 2020.         6           216         267        489
   Incurred guaranteed benefits.        --            25          28         53
   Paid guaranteed benefits.....        --            (9)        (33)       (42)
                                    ------      --------     -------    -------
   Balance at December 31, 2021.    $    6      $    232     $   262    $   500
                                    ======      ========     =======    =======
   Ceded:
   Balance at January 1, 2019...    $   --      $    128     $   171    $   299
   Incurred guaranteed benefits.        --            43          32         75
   Paid guaranteed benefits.....        --            (5)        (16)       (21)
                                    ------      --------     -------    -------
   Balance at December 31, 2019.        --           166         187        353
   Incurred guaranteed benefits.        --            60          28         88
   Paid guaranteed benefits.....        --           (10)        (23)       (33)
                                    ------      --------     -------    -------
   Balance at December 31, 2020.        --           216         192        408
   Incurred guaranteed benefits.        --            25          20         45
   Paid guaranteed benefits.....        --            (9)        (24)       (33)
                                    ------      --------     -------    -------
   Balance at December 31, 2021.    $   --      $    232     $   188    $   420
                                    ======      ========     =======    =======
   Net:
   Balance at January 1, 2019...    $    6      $     --     $    74    $    80
   Incurred guaranteed benefits.        --            --           6          6
   Paid guaranteed benefits.....        --            --          (6)        (6)
                                    ------      --------     -------    -------
   Balance at December 31, 2019.         6            --          74         80
   Incurred guaranteed benefits.        --            --          10         10
   Paid guaranteed benefits.....        --            --          (9)        (9)
                                    ------      --------     -------    -------
   Balance at December 31, 2020.         6            --          75         81
   Incurred guaranteed benefits.        --            --           8          8
   Paid guaranteed benefits.....        --            --          (9)        (9)
                                    ------      --------     -------    -------
   Balance at December 31, 2021.    $    6      $     --     $    74    $    80
                                    ======      ========     =======    =======

                                    MTL-30

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

2. Insurance (continued)

   Information regarding the Company's guarantee exposure, which includes direct business, but excludes offsets from hedging or reinsurance, if any, was as follows at:

                                                                December 31,
                                                             ---------------------
                                                               2021       2020
                                                             ---------  ---------
                                                                     At
                                                                Annuitization
                                                             ---------------------
                                                             (Dollars in millions)
Annuity Contracts:
Total account value (1)..................................... $     241  $     245
Net amount at risk (2)...................................... $      44  $      45
Average attained age of contractholders.....................  71 years   70 years

                                                                December 31, 2021       December 31, 2020
                                                             ----------------------- -----------------------
                                                             Secondary    Paid-Up    Secondary    Paid-Up
                                                             Guarantees  Guarantees  Guarantees  Guarantees
                                                             ----------- ----------- ----------- -----------
                                                                          (Dollars in millions)
Universal Life Contracts:
Total account value (1)..................................... $     1,686 $     1,868 $     1,719 $     1,948
Net amount at risk (3)...................................... $     9,558 $     7,476 $     9,999 $     8,032
Average attained age of policyholders.......................    70 years    67 years    70 years    66 years
--------
(1)Includes the contractholder's investments in the general account and separate account, if applicable.

(2)Defined as either the excess of the upper tier, adjusted for a profit margin, less the lower tier, as of the balance sheet date or the amount (if any) that would be required to be added to the total account value to purchase a lifetime income stream, based on current annuity rates, equal to the minimum amount provided under the guaranteed benefit. These amounts represent the Company's potential economic exposure to such guarantees in the event all contractholders were to annuitize on the balance sheet date.

(3)Defined as the guarantee amount less the account value, as of the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts on the balance sheet date.

  Guarantees -- Separate Accounts

   Account balances of contracts with guarantees were invested in separate account asset classes as follows at:

                                          December 31,
                                         ---------------
                                          2021    2020
                                         ------- -------
                                          (In millions)
                        Fund Groupings:
                        Equity.......... $    38 $    35
                        Balanced........       2       3
                        Bond............       3       3
                                         ------- -------
                           Total........ $    43 $    41
                                         ======= =======

                                    MTL-31

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

2. Insurance (continued)

Obligations Assumed Under Structured Settlement Assignments

   The Company assumed structured settlement claim obligations as an assignment company. These liabilities are measured at the present value of the future periodic claims to be provided and reported as other policy-related balances.
The Company received a fee for assuming these claim obligations and, as the assignee of the claim, is legally obligated to ensure periodic payments are made to the claimant. The Company purchased annuities from an affiliate to fund these future periodic payment claim obligations and designates payments to be made directly to the claimant by the affiliated annuity writer. These annuities funding structured settlement claims are recorded as an investment. See Note 1.

   See Note 5 for additional information on obligations assumed under structured settlement assignments.

Obligations Under Funding Agreements

   The Company issues fixed and floating rate funding agreements to certain unconsolidated special purpose entities that have issued either debt securities or commercial paper for which payment of interest and principal is secured by such funding agreements. For the years ended December 31, 2021 and 2020, the
Company issued $1.2 billion and $1.1 billion, respectively, and repaid
$8 million and $4 million, respectively, of such funding agreements. At
December 31, 2021 and 2020, liabilities for funding agreements outstanding, which are included in policyholder account balances, were $2.3 billion and
$1.1 billion, respectively.

   MTL is or was a member of regional FHLBs. Holdings of common stock of regional FHLBs, included in other invested assets, were as follows at:

                                                                December 31,
                                                               ---------------
                                                                2021    2020
                                                               ------- -------
                                                                (In millions)
  FHLB of New York............................................ $    51 $    47
  FHLB of Des Moines.......................................... $    -- $     2

   The Company has also entered into funding agreements with regional FHLBs.
The liability for such funding agreements is included in policyholder account balances. Information related to such funding agreements was as follows at:

                                                                  Liability         Collateral (2)
                                                             ------------------- ---------------------
                                                                           December 31,
                                                             -----------------------------------------
                                                                2021      2020      2021       2020
                                                             ---------- -------- ---------- ----------
                                                                           (In millions)
FHLB of New York (1)........................................ $    1,005 $    955 $    1,336 $    1,281
FHLB of Des Moines (1)...................................... $       -- $     50 $       -- $       72
--------
(1)Represents funding agreements issued to the applicable regional FHLB in exchange for cash and for which such regional FHLB has been granted a lien on certain assets, some of which are in the custody of such regional FHLB, including residential mortgage-backed securities ("RMBS"), to collateralize obligations under such funding agreements. The Company is permitted to withdraw any portion of the collateral in the custody of such regional FHLB as long as there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level. Upon any event of default, the applicable regional FHLB's recovery on the collateral is limited to the amount of the Company's liability to such regional FHLB.

                                    MTL-32

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

2. Insurance (continued)

(2)Advances are collateralized by mortgage-backed securities. The amount of collateral presented is at estimated fair value.

Liabilities for Unpaid Claims and Claim Expenses

  Rollforward of Claims and Claim Adjustment Expenses

   Information regarding the liabilities for unpaid claims and claim adjustment expenses was as follows:

                                                                      Years Ended December 31,
                                                                ----------------------------------
                                                                   2021        2020        2019
                                                                ----------  ----------  ----------
                                                                           (In millions)
Balance at January 1,.......................................... $      349  $      343  $      295
   Less: Reinsurance recoverables..............................        174         185         166
                                                                ----------  ----------  ----------
Net balance at January 1,......................................        175         158         129
                                                                ----------  ----------  ----------
Incurred related to:
   Current year................................................        358         438         373
   Prior years (1).............................................         39          60          35
                                                                ----------  ----------  ----------
       Total incurred..........................................        397         498         408
                                                                ----------  ----------  ----------
Paid related to:
   Current year................................................       (322)       (421)       (343)
   Prior years.................................................        (92)        (60)        (36)
                                                                ----------  ----------  ----------
       Total paid..............................................       (414)       (481)       (379)
                                                                ----------  ----------  ----------
Net balance at December 31,....................................        158         175         158
   Add: Reinsurance recoverables...............................        168         174         185
                                                                ----------  ----------  ----------
Balance at December 31 (included in future policy benefits and
  other policy-related balances),.............................. $      326  $      349  $      343
                                                                ==========  ==========  ==========
--------
(1) For the years ended December 31, 2021, 2020 and 2019, claims and claim adjustment expenses associated with prior years increased due to events incurred in prior years but reported in the current year.

Separate Accounts

   Separate account assets and liabilities include two categories of account types: pass-through separate accounts totaling $4.6 billion and $4.0 billion at
December 31, 2021 and 2020, respectively, for which the policyholder assumes all investment risk, and separate accounts for which the Company contractually guarantees either a minimum return or account value to the policyholder which totaled $500 million and $365 million at December 31, 2021 and 2020, respectively. The latter category consisted primarily of company- and bank-owned life insurance. The average interest rate credited on these contracts was 6.48% and 4.89% at December 31, 2021 and 2020, respectively.

3. Deferred Policy Acquisition Costs and Value of Business Acquired

   See Note 1 for a description of capitalized acquisition costs.

                                    MTL-33

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

3. Deferred Policy Acquisition Costs and Value of Business Acquired (continued)

Nonparticipating and Non-Dividend-Paying Traditional Contracts

   The Company amortizes DAC and VOBA related to these contracts (term insurance and nonparticipating whole life insurance) over the appropriate premium paying period in proportion to the actual and expected future gross premiums that were set at contract issue. The expected premiums are based upon the premium requirement of each policy and assumptions for mortality, persistency and investment returns at policy issuance, or policy acquisition
(as it relates to VOBA), include provisions for adverse deviation, and are consistent with the assumptions used to calculate future policyholder benefit liabilities. These assumptions are not revised after policy issuance or acquisition unless the DAC or VOBA balance is deemed to be unrecoverable from future expected profits. Absent a premium deficiency, variability in amortization after policy issuance or acquisition is caused only by variability in premium volumes.

Participating, Dividend-Paying Traditional Contracts

   The Company amortizes DAC and VOBA related to these contracts over the estimated lives of the contracts in proportion to actual and expected future gross margins. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The future gross margins are dependent principally on investment returns, policyholder dividend scales, mortality, persistency, expenses to administer the business, creditworthiness of reinsurance counterparties and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses, persistency and other factor changes, as well as policyholder dividend scales, are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross margins with the actual gross margins for that period. When the actual gross margins change from previously estimated gross margins, the cumulative
DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross margins exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross margins are below the previously estimated gross margins. Each reporting period, the Company also updates the actual amount of business in-force, which impacts expected future gross margins. When expected future gross margins are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross margins are above the previously estimated expected future gross margins. Each period, the Company also reviews the estimated gross margins for each block of business to determine the recoverability of DAC and VOBA balances.

Fixed and Variable Universal Life Contracts

   The Company amortizes DAC and VOBA related to these contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, the effect of any hedges used and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses and persistency are reasonably likely to significantly impact the rate of DAC and
VOBA amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the cumulative
DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC and VOBA

                                    MTL-34

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

3. Deferred Policy Acquisition Costs and Value of Business Acquired (continued)

amortization will increase, resulting in a current period charge to earnings.
The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits. When expected future gross profits are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross profits are above the previously estimated expected future gross profits. Each period, the Company also reviews the estimated gross profits for each block of business to determine the recoverability of DAC and VOBA balances.

Factors Impacting Amortization

   Separate account rates of return on variable universal life contracts affect in-force account balances on such contracts each reporting period, which can result in significant fluctuations in amortization of DAC and VOBA. Returns that are higher than the Company's long-term expectation produce higher account balances, which increases the Company's future fee expectations and decreases future benefit payment expectations on minimum death and living benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company's long-term expectation.
The Company's practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these events and only changes the assumption when its long-term expectation changes.

   The Company also periodically reviews other long-term assumptions underlying the projections of estimated gross margins and profits. These assumptions primarily relate to investment returns, policyholder dividend scales, interest crediting rates, mortality, persistency, policyholder behavior and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross margins and profits which may have significantly changed. If the update of assumptions causes expected future gross margins and profits to increase, DAC and VOBA amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross margins and profits to decrease.

   Periodically, the Company modifies product benefits, features, rights or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. If such modification, referred to as an internal replacement, substantially changes the contract, the associated DAC or VOBA is written off immediately through income and any new deferrable costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC or VOBA amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

   Amortization of DAC and VOBA is attributed to net investment gains (losses)
and net derivative gains (losses), and to other expenses for the amount of gross margins or profits originating from transactions other than investment gains and losses. Unrealized investment gains and losses represent the amount of DAC and VOBA that would have been amortized if such gains and losses had been recognized.

                                    MTL-35

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

3. Deferred Policy Acquisition Costs and Value of Business Acquired (continued)

   Information regarding DAC and VOBA was as follows:

                                                        Years Ended December 31,
                                                   ----------------------------------
                                                      2021        2020        2019
                                                   ----------  ----------  ----------
                                                              (In millions)
DAC:
Balance at January 1,............................. $      361  $      446  $      538
Capitalizations...................................         40          41          39
Amortization related to:
Net investment gains (losses) and net derivative
  gains (losses)..................................         --           1           1
Other expenses....................................        (83)        (77)        (78)
                                                   ----------  ----------  ----------
   Total amortization.............................        (83)        (76)        (77)
                                                   ----------  ----------  ----------
Unrealized investment gains (losses)..............         37         (50)        (54)
                                                   ----------  ----------  ----------
Balance at December 31,...........................        355         361         446
                                                   ----------  ----------  ----------
VOBA:
Balance at January 1,.............................         36          39          40
Amortization related to other expenses............         (4)         (2)         --
Unrealized investment gains (losses)..............          1          (1)         (1)
                                                   ----------  ----------  ----------
Balance at December 31,...........................         33          36          39
                                                   ----------  ----------  ----------
Total DAC and VOBA:
Balance at December 31,........................... $      388  $      397  $      485
                                                   ==========  ==========  ==========

4. Reinsurance

   The Company enters into reinsurance agreements as a purchaser of reinsurance for certain insurance products and also as a provider of reinsurance for some insurance products issued by affiliated and unaffiliated companies. The Company participates in reinsurance activities in order to limit losses and minimize exposure to significant risks and provide additional capacity for future growth.

   Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed in Note 5.

   For its individual life insurance products, the Company has historically reinsured the mortality risk, primarily on an excess of retention or quota share basis. In addition to reinsuring mortality risk as described above, the
Company reinsures other risks, as well as specific coverages. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specified characteristics. The Company also reinsures portions of certain level premium term and universal life policies with secondary death benefit guarantees to a former affiliate.

                                    MTL-36

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

4. Reinsurance (continued)

   The Company has reinsured certain of its annuity and supplementary contract business to an affiliate. In 2021, the Company began reinsuring certain group annuity contracts issued in connection with pension risk transfers to an affiliate.

   The Company also assumes portions of certain whole life policies issued by an affiliate and a former affiliate. In 2020, the Company began assuming longevity risks for certain pension products issued by unaffiliated providers located in the U.K.

   The Company has exposure to catastrophes which could contribute to significant fluctuations in its results of operations. The Company uses excess of retention and quota share reinsurance agreements to provide greater diversification of risk and minimize exposure to larger risks. Excess of retention reinsurance agreements provide for a portion of a risk to remain with the direct writing company and quota share reinsurance agreements provide for the direct writing company to transfer a fixed percentage of all risks of a class of policies.

   The Company reinsures its remaining business through a diversified group of well-capitalized reinsurers. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with its reinsurers. The Company monitors ratings and evaluates the financial strength of its reinsurers by analyzing their financial statements. In addition, the reinsurance recoverable balance due from each reinsurer is evaluated as part of the overall monitoring process. Recoverability of reinsurance recoverable balances is evaluated based on these analyses. These reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance, which at both December 31, 2021 and
2020, were not significant. The Company also secured collateral from its counterparties to mitigate counterparty default risk related to its longevity reinsurance agreements.

   The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts and funds withheld accounts. The Company had $1.2 billion and $1.3 billion of unsecured unaffiliated reinsurance recoverable balances at December 31, 2021 and 2020, respectively.

   At December 31, 2021, the Company had $2.7 billion of net unaffiliated ceded reinsurance recoverables. Of this total, $2.4 billion, or 89%, were with the
Company's five largest unaffiliated ceded reinsurers, including $909 million of net unaffiliated ceded reinsurance recoverables which were unsecured. At
December 31, 2020, the Company had $2.7 billion of net unaffiliated ceded reinsurance recoverables. Of this total, $2.4 billion, or 89%, were with the
Company's five largest unaffiliated ceded reinsurers, including $1.0 billion of net unaffiliated ceded reinsurance recoverables which were unsecured.

                                    MTL-37

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

4. Reinsurance (continued)

   The amounts on the consolidated statements of operations include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows:

                                                 Years Ended December 31,
                                             -------------------------------
                                                2021       2020       2019
                                             ---------  ---------  ---------
                                                      (In millions)
  Premiums
  Direct premiums........................... $   4,866  $   5,952  $   4,675
  Reinsurance assumed.......................     1,236        743        708
  Reinsurance ceded.........................    (3,442)      (260)      (259)
                                             ---------  ---------  ---------
     Net premiums........................... $   2,660  $   6,435  $   5,124
                                             =========  =========  =========
  Universal life and investment-type
    product policy fees
  Direct universal life and investment-type
    product policy fees..................... $     430  $     428  $     437
  Reinsurance assumed.......................        --         --         --
  Reinsurance ceded.........................      (249)      (287)      (247)
                                             ---------  ---------  ---------
     Net universal life and investment-type
       product policy fees.................. $     181  $     141  $     190
                                             =========  =========  =========
  Policyholder benefits and claims
  Direct policyholder benefits and claims... $   6,115  $   7,102  $   5,613
  Reinsurance assumed.......................     1,237        667        564
  Reinsurance ceded.........................    (3,817)      (652)      (473)
                                             ---------  ---------  ---------
     Net policyholder benefits and claims... $   3,535  $   7,117  $   5,704
                                             =========  =========  =========
  Interest credited to policyholder account
    balances
  Direct interest credited to policyholder
    account balances........................ $     319  $     322  $     339
  Reinsurance assumed.......................        --         --         --
  Reinsurance ceded.........................       (97)      (101)      (105)
                                             ---------  ---------  ---------
     Net interest credited to policyholder
       account balances..................... $     222  $     221  $     234
                                             =========  =========  =========
  Other expenses
  Direct other expenses..................... $     135  $     137  $     158
  Reinsurance assumed.......................       130        124        133
  Reinsurance ceded.........................      (113)       (27)       (33)
                                             ---------  ---------  ---------
     Net other expenses..................... $     152  $     234  $     258
                                             =========  =========  =========

                                    MTL-38

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

4. Reinsurance (continued)

   The amounts on the consolidated balance sheets include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows at:

                                                        December 31,
                               ---------------------------------------------------------------
                                            2021                            2020
                               ------------------------------- -------------------------------
                                                        Total                           Total
                                                       Balance                         Balance
                               Direct  Assumed  Ceded   Sheet  Direct  Assumed  Ceded   Sheet
                               ------- ------- ------  ------- ------- ------- ------  -------
                                                        (In millions)
Assets
Premiums, reinsurance and
  other receivables........... $    97 $  369  $6,969  $ 7,435 $   110 $  150  $3,902  $ 4,162
Deferred policy acquisition
  costs and value of business
  acquired....................     180    301     (93)     388     181    306     (90)     397
                               ------- ------  ------  ------- ------- ------  ------  -------
   Total assets............... $   277 $  670  $6,876  $ 7,823 $   291 $  456  $3,812  $ 4,559
                               ======= ======  ======  ======= ======= ======  ======  =======
Liabilities
Future policy benefits........ $20,632 $3,007  $   --  $23,639 $16,743 $2,764  $   --  $19,507
Other policy-related
  balances....................   5,662    335      (2)   5,995   5,743    105      (1)   5,847
Other liabilities.............     430     46   3,999    4,475     406     44     808    1,258
                               ------- ------  ------  ------- ------- ------  ------  -------
   Total liabilities.......... $26,724 $3,388  $3,997  $34,109 $22,892 $2,913  $  807  $26,612
                               ======= ======  ======  ======= ======= ======  ======  =======

   Reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on reinsurance were
$1.0 billion and $987 million at December 31, 2021 and 2020, respectively. The deposit liabilities on reinsurance were $0 and $2 million at December 31, 2021 and 2020, respectively.

Related Party Reinsurance Transactions

   The Company has reinsurance agreements with certain of MetLife, Inc.'s subsidiaries, including Metropolitan Life Insurance Company, Missouri
Reinsurance Inc., and MetLife Insurance K.K., all of which are related parties.

                                    MTL-39

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

4. Reinsurance (continued)

   Information regarding the significant effects of affiliated reinsurance included on the consolidated statements of operations was as follows:

                                                                   Years Ended December 31,
                                                                ------------------------------
                                                                   2021       2020      2019
                                                                ---------  ---------  --------
                                                                         (In millions)
Premiums
Reinsurance assumed............................................ $     107  $     111  $    111
Reinsurance ceded..............................................    (3,232)        (2)       (3)
                                                                ---------  ---------  --------
   Net premiums................................................ $  (3,125) $     109  $    108
                                                                =========  =========  ========
Universal life and investment-type product policy fees
Reinsurance assumed............................................ $      --  $      --  $     --
Reinsurance ceded..............................................        (1)        (1)       (1)
                                                                ---------  ---------  --------
   Net universal life and investment-type product policy fees.. $      (1) $      (1) $     (1)
                                                                =========  =========  ========
Policyholder benefits and claims
Reinsurance assumed............................................ $     101  $     101  $     97
Reinsurance ceded..............................................    (3,138)        (1)       (4)
                                                                ---------  ---------  --------
   Net policyholder benefits and claims........................ $  (3,037) $     100  $     93
                                                                =========  =========  ========
Interest credited to policyholder account balances
Reinsurance assumed............................................ $      --  $      --  $     --
Reinsurance ceded..............................................       (30)       (29)      (30)
                                                                ---------  ---------  --------
   Net interest credited to policyholder account balances...... $     (30) $     (29) $    (30)
                                                                =========  =========  ========
Other expenses
Reinsurance assumed............................................ $      20  $      19  $     15
Reinsurance ceded..............................................       (89)        --        --
                                                                ---------  ---------  --------
   Net other expenses.......................................... $     (69) $      19  $     15
                                                                =========  =========  ========

                                    MTL-40

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

4. Reinsurance (continued)

   Information regarding the significant effects of affiliated reinsurance included on the consolidated balance sheets was as follows at:

                                                                    December 31,
                                                       ---------------------------------------
                                                              2021                2020
                                                       ------------------- -------------------
                                                       Assumed    Ceded    Assumed    Ceded
                                                       -------- ---------- -------- ----------
                                                                    (In millions)
Assets
Premiums, reinsurance and other receivables........... $     30 $    4,161 $     30 $    1,034
Deferred policy acquisition costs and value of
  business acquired...................................       85         --       88         --
                                                       -------- ---------- -------- ----------
   Total assets....................................... $    115 $    4,161 $    118 $    1,034
                                                       ======== ========== ======== ==========
Liabilities
Future policy benefits................................ $    684 $       -- $    611 $       --
Other policy-related balances.........................        7         --        8         --
Other liabilities.....................................        8      3,210        9         --
                                                       -------- ---------- -------- ----------
   Total liabilities.................................. $    699 $    3,210 $    628 $       --
                                                       ======== ========== ======== ==========

   Effective April 1, 2021, the Company, entered into an agreement to cede certain group annuity contracts issued in connection with a qualifying pension risk transfer on a modified coinsurance basis to Missouri Reinsurance Inc., an affiliate. The significant reinsurance effects to the Company were primarily increases in premiums, reinsurance and other receivables of $3.1 billion and other liabilities of $3.2 billion at December 31, 2021, as well as decreases to premiums of $3.2 billion, policyholder benefits and claims of $3.1 billion and other expenses of $89 million for the year ended December 31, 2021.

   The Company has secured certain reinsurance recoverable balances with collateral, including funds withheld accounts. The Company had $1.1 billion and
$1.0 billion of unsecured affiliated reinsurance recoverable balances at
December 31, 2021 and 2020, respectively.

   Affiliated reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on affiliated reinsurance were $1.0 billion and $985 million at December 31, 2021 and 2020, respectively. There were no deposit liabilities on affiliated reinsurance at both December 31, 2021 and 2020.

5. Investments

   See Note 7 for information about the fair value hierarchy for investments and the related valuation methodologies.

Investment Risks and Uncertainties

   Investments are exposed to the following primary sources of risk: credit, interest rate, liquidity, market valuation, currency and real estate risk. The financial statement risks, stemming from such investment risks, are those associated with the determination of estimated fair values, the diminished ability to sell certain investments in times of strained market conditions, the recognition of ACL and impairments, the recognition of income on certain investments and the potential consolidation of VIEs. The use of different methodologies, assumptions and inputs relating to these financial statement risks may have a material effect on the amounts presented within the consolidated financial statements.

                                    MTL-41

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Investments (continued)

   The determination of ACL and impairments is highly subjective and is based upon periodic evaluations and assessments of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available.

   The recognition of income on certain investments (e.g. structured securities, including mortgage-backed securities, ABS, certain structured investment transactions and FVO Securities) is dependent upon certain factors such as prepayments and defaults, and changes in such factors could result in changes in amounts to be earned.

Fixed Maturity Securities AFS

  Fixed Maturity Securities AFS by Sector

     The following table presents fixed maturity securities AFS by sector. U.S.
  corporate and foreign corporate sectors include redeemable preferred stock.
  RMBS includes agency, prime, alternative and sub-prime mortgage-backed securities. ABS includes securities collateralized by corporate loans and consumer loans. Municipals includes taxable and tax-exempt revenue bonds and, to a much lesser extent, general obligations of states, municipalities and political subdivisions. Commercial mortgage-backed securities ("CMBS")
  primarily includes securities collateralized by multiple commercial mortgage loans. RMBS, ABS and CMBS are collectively, "Structured Products."

                                     December 31, 2021                           December 31, 2020
                          ------------------------------------------- ------------------------------------------
                                           Gross Unrealized                           Gross Unrealized
-                                          ---------------- -                         ----------------
                                                            Estimated                                  Estimated
                          Amortized                           Fair    Amortized                          Fair
Sector                      Cost     ACL   Gains    Losses    Value     Cost     ACL  Gains    Losses    Value
------------------------  --------- -----   ------  ------  --------- --------- -----  ------  ------  ---------
                                                           (In millions)
U.S. corporate........... $   7,864 $  --  $  669   $   35   $ 8,498   $ 7,193  $  -- $  877   $   8    $ 8,062
Foreign corporate........     4,641    (8)    319       56     4,896     3,782     --    547      19      4,310
U.S. government and
  agency.................     3,901    --     256       38     4,119     3,517     --    372      13      3,876
RMBS.....................     2,882    --      80       26     2,936     2,035     --    124       3      2,156
ABS......................     2,286    --      15        6     2,295     1,235     --     16       5      1,246
Foreign government.......     1,741    --     251       17     1,975     1,504     --    360       1      1,863
CMBS.....................     1,453    (1)     42        4     1,490     1,306     --     66       6      1,366
Municipals...............       985    --      87        2     1,070       743     --    104       1        846
                          --------- -----   ------  ------   -------   -------  -----  ------  -----    -------
   Total fixed maturity
     securities AFS...... $  25,753 $  (9) $1,719   $  184   $27,279   $21,315  $  -- $2,466   $  56    $23,725
                          ========= =====   ======  ======   =======   =======  =====  ======  =====    =======

  Methodology for Amortization of Premium and Accretion of Discount on
  Structured Products

     Amortization of premium and accretion of discount on Structured Products considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the originally anticipated and the actual prepayments received and currently anticipated.
  Prepayment assumptions for Structured Products are estimated using inputs obtained from third-party specialists and based on management's knowledge of the current market. For credit-sensitive and certain prepayment-sensitive
  Structured Products, the effective yield is recalculated on a prospective basis. For all other Structured Products, the effective yield is recalculated on a retrospective basis.

                                    MTL-42

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Investments (continued)

  Maturities of Fixed Maturity Securities AFS

     The amortized cost, net of ACL and estimated fair value of fixed maturity securities AFS, by contractual maturity date, were as follows at December 31,
  2021:

                                                   Due After Five
                                     Due After One     Years                                Total Fixed
                         Due in One  Year Through   Through Ten   Due After Ten Structured    Maturity
                        Year or Less  Five Years       Years          Years      Products  Securities AFS
                        ------------ ------------- -------------- ------------- ---------- --------------
                                                          (In millions)
Amortized cost, net of
  ACL..................   $    298    $    4,274     $    4,486    $    10,066  $    6,620  $    25,744
Estimated fair value...   $    311    $    4,426     $    4,765    $    11,056  $    6,721  $    27,279

     Actual maturities may differ from contractual maturities due to the exercise of call or prepayment options. Fixed maturity securities AFS not due at a single maturity date have been presented in the year of final contractual maturity. Structured Products are shown separately, as they are not due at a single maturity.

  Continuous Gross Unrealized Losses for Fixed Maturity Securities AFS by Sector

     The following table presents the estimated fair value and gross unrealized losses of fixed maturity securities AFS in an unrealized loss position without an ACL by sector and aggregated by length of time that the securities have been in a continuous unrealized loss position.

                                        December 31, 2021                           December 31, 2020
                            ------------------------------------------ -------------------------------------------
                                                  Equal to or Greater                         Equal to or Greater
                             Less than 12 Months     than 12 Months     Less than 12 Months     than 12 Months
                            --------------------- -------------------- --------------------- ---------------------
                                         Gross    Estimated   Gross                 Gross                 Gross
                            Estimated  Unrealized   Fair    Unrealized Estimated  Unrealized Estimated  Unrealized
Sector & Credit Quality     Fair Value   Losses     Value     Losses   Fair Value   Losses   Fair Value   Losses
--------------------------- ---------- ---------- --------- ---------- ---------- ---------- ---------- ----------
                                                            (Dollars in millions)
U.S. corporate.............  $  1,423    $   30    $   96     $   5     $    433    $   7      $   15     $   1
Foreign corporate..........     1,252        36       175        20          260       13          71         6
U.S. government and
  agency...................     1,748        16       221        21          995       13          --        --
RMBS.......................     1,492        23        62         3          119        1          21         1
ABS........................     1,111         6        73         1          306        1         155         4
Foreign government.........       419        13        41         4           28        1          23         1
CMBS.......................       466         3        52         1          266        4          35         2
Municipals.................       130         2        11        --           50        1          --        --
                             --------    ------    ------     -----     --------    -----      ------     -----
   Total fixed maturity
     securities AFS........  $  8,041    $  129    $  731     $  55     $  2,457    $  41      $  320     $  15
                             ========    ======    ======     =====     ========    =====      ======     =====
Investment grade...........     7,775       123       693        52        2,290       34         305        14
Below investment grade.....       266         6        38         3          167        7          15         1
                             --------    ------    ------     -----     --------    -----      ------     -----
   Total fixed maturity
     securities AFS........  $  8,041    $  129    $  731     $  55     $  2,457    $  41      $  320     $  15
                             ========    ======    ======     =====     ========    =====      ======     =====
Total number of securities
  in an unrealized loss
  position.................     1,486                 220                    579                  124
                             ========              ======               ========               ======

                                    MTL-43

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Investments (continued)

  Evaluation of Fixed Maturity Securities AFS for Credit Loss

   Evaluation and Measurement Methodologies

      Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used in the credit loss evaluation process include, but are not limited to: (i) the extent to which the estimated fair value has been below amortized cost, (ii) adverse conditions specifically related to a security, an industry sector or sub-sector, or an economically depressed geographic area, adverse change in the financial condition of the issuer of the security, changes in technology, discontinuance of a segment of the business that may affect future earnings, and changes in the quality of credit enhancement, (iii) payment structure of the security and likelihood of the issuer being able to make payments,
   (iv) failure of the issuer to make scheduled interest and principal payments, (v) whether the issuer, or series of issuers or an industry has suffered a catastrophic loss or has exhausted natural resources,
   (vi) whether the Company has the intent to sell or will more likely than not be required to sell a particular security before the decline in estimated fair value below amortized cost recovers, (vii) with respect to Structured
   Products, changes in forecasted cash flows after considering the changes in the financial condition of the underlying loan obligors and quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying assets backing a particular security, and the payment priority within the tranche structure of the security, (viii) changes in the rating of the security by a rating agency, and (ix) other subjective factors, including concentrations and information obtained from regulators.

      The methodology and significant inputs used to determine the amount of credit loss are as follows:

   .   The Company calculates the recovery value by performing a discounted cash flow analysis based on the present value of future cash flows. The discount rate is generally the effective interest rate of the security at the time of purchase for fixed-rate securities and the spot rate at the date of evaluation of credit loss for floating-rate securities.

   .   When determining collectability and the period over which value is expected to recover, the Company applies considerations utilized in its overall credit loss evaluation process which incorporates information regarding the specific security, fundamentals of the industry and geographic area in which the security issuer operates, and overall macroeconomic conditions. Projected future cash flows are estimated using assumptions derived from management's single best estimate, the most likely outcome in a range of possible outcomes, after giving consideration to a variety of variables that include, but are not limited to: payment terms of the security; the likelihood that the issuer can service the interest and principal payments; the quality and amount of any credit enhancements; the security's position within the capital structure of the issuer; possible corporate restructurings or asset sales by the issuer; any private and public sector programs to restructure foreign government securities and municipals; and changes to the rating of the security or the issuer by rating agencies.

   .   Additional considerations are made when assessing the unique features that apply to certain Structured Products including, but not limited to:
       the quality of underlying collateral, historical performance of the underlying loan obligors, historical rent and vacancy levels, changes in the financial condition of the underlying loan obligors, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying loans or assets backing a particular security, changes in the quality of credit enhancement and the payment priority within the tranche structure of the security.

                                    MTL-44

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Investments (continued)

      With respect to securities that have attributes of debt and equity
   ("perpetual hybrid securities"), consideration is given in the credit loss analysis as to whether there has been any deterioration in the credit of the issuer and the likelihood of recovery in value of the securities that are in a severe unrealized loss position. Consideration is also given as to whether any perpetual hybrid securities with an unrealized loss, regardless of credit rating, have deferred any dividend payments.

      After the adoption of credit loss guidance on January 1, 2020, in periods subsequent to the recognition of an initial ACL on a security, the Company reassesses credit loss quarterly. Subsequent increases or decreases in the expected cash flow from the security result in corresponding decreases or increases in the ACL which are recognized in earnings and are reported within net investment gains (losses); however, the previously recorded ACL is not reduced to an amount below zero. Full or partial write-offs are deducted from the ACL in the period the security, or a portion thereof, is considered uncollectible. Recoveries of amounts previously written off are recorded to the ACL in the period received. When the Company has the intent to sell the security or it is more likely than not that the Company will be required to sell the security before recovery of its amortized cost, any ACL is written off and the amortized cost is written down to estimated fair value through a charge within net investment gains (losses), which becomes the new amortized cost of the security.

      Methodologies used during the year ended December 31, 2019 to evaluate the recoverability of a security in an unrealized loss position using OTTI guidance were similar to those used after the adoption of credit loss guidance on January 1, 2020, except: (i) the length of time estimated fair value had been below amortized cost was considered for securities, and
   (ii) for non-functional currency denominated securities, the impact from weakening non-functional currencies on securities that were near maturity was considered in the evaluation. In addition, measurement methodologies were similar, except: (i) a fair value floor was not utilized to limit the credit loss recognized in earnings, (ii) the amortized cost of securities was adjusted for the OTTI to the expected recoverable amount and an ACL was not utilized, (iii) subsequent to a credit loss being recognized, increases in expected cash flows from the security did not result in an immediate increase in valuation recognized in earnings through net investment gains
   (losses) from reduction of the ACL instead such increases in value were recorded as unrecognized unrealized gains in OCI, and (iv) in periods subsequent to the recognition of OTTI on a security, the Company accounted for the impaired security as if it had been purchased on the measurement date of the impairment; accordingly, the discount (or reduced premium) based on the new cost basis was accreted over the remaining term of the security in a prospective manner based on the amount and timing of estimated future cash flows.

   Evaluation of Fixed Maturity Securities AFS in an Unrealized Loss Position

      Gross unrealized losses on securities without an ACL increased
   $128 million for the year ended December 31, 2021 to $184 million primarily due to increases in interest rates and widening of credit spreads.

      Gross unrealized losses on securities without an ACL that have been in a continuous gross unrealized loss position for 12 months or greater were
   $55 million at December 31, 2021, or 30% of the total gross unrealized losses on securities without an ACL.

   Investment Grade Fixed Maturity Securities AFS

      Of the $55 million of gross unrealized losses on securities without an
   ACL that have been in a continuous gross unrealized loss position for 12 months or greater, $52 million, or 95%, were related to 202 investment

                                    MTL-45

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Investments (continued)

   grade securities. Unrealized losses on investment grade securities are principally related to widening credit spreads since purchase and, with respect to fixed-rate securities, rising interest rates since purchase.

   Below Investment Grade Fixed Maturity Securities AFS

      Of the $55 million of gross unrealized losses on securities without an
   ACL that have been in a continuous gross unrealized loss position for 12 months or greater, $3 million, or 5%, were related to 18 below investment grade securities. Unrealized losses on below investment grade securities are principally related to U.S. and foreign corporate securities (primarily consumer and utility) and ABS are the result of significantly wider credit spreads resulting from higher risk premiums since purchase, largely due to economic and market uncertainty, as well as with respect to fixed-rate securities, rising interest rates since purchase. Management evaluates U.S.
   corporate and foreign corporate securities based on several factors such as expected cash flows, financial conditions and near-term and long-term prospects of the issuers. Management evaluates ABS based on actual and projected cash flows after considering the quality of underlying collateral, credit enhancements, expected prepayment speeds, current and forecasted loss severity, the payment terms of the underlying assets backing a particular security and the payment priority within the tranche structure of the security.

   Current Period Evaluation

      At December 31, 2021, with respect to securities in an unrealized loss position without an ACL, the Company did not intend to sell these securities, and it was not more likely than not that the Company would be required to sell these securities before the anticipated recovery of the remaining amortized cost. Based on the Company's current evaluation of its securities in an unrealized loss position without an ACL, the Company concluded that these securities had not incurred a credit loss and should not have an ACL at December 31, 2021.

      Future provisions for credit loss will depend primarily on economic fundamentals, issuer performance (including changes in the present value of future cash flows expected to be collected), changes in credit ratings and collateral valuation.

Mortgage Loans

  Mortgage Loans by Portfolio Segment

     Mortgage loans are summarized as follows at:

                                                 December 31,
                                 --------------------------------------------
                                          2021                   2020
                                 ---------------------  ---------------------
                                  Carrying     % of      Carrying     % of
  Portfolio Segment                Value       Total      Value       Total
  -----------------------------  ----------  ---------  ----------  ---------
                                             (Dollars in millions)
  Commercial.................... $    3,426       49.8% $    2,179       47.1%
  Agricultural..................      2,662       38.7       1,593       34.5
  Residential...................        817       11.9         872       18.9
                                 ----------  ---------  ----------  ---------
     Total amortized cost.......      6,905      100.4       4,644      100.5
  Allowance for credit loss.....        (29)      (0.4)        (24)      (0.5)
                                 ----------  ---------  ----------  ---------
     Total mortgage loans, net.. $    6,876      100.0% $    4,620      100.0%
                                 ==========  =========  ==========  =========

                                    MTL-46

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Investments (continued)

     The amount of net (discounts) premiums and deferred (fees) expenses, included within total amortized cost, primarily attributable to residential mortgage loans, was $2 million and $7 million at December 31, 2021 and 2020, respectively. The accrued interest income excluded from total amortized cost for commercial, agricultural and residential mortgage loans at December 31,
  2021 was $12 million, $25 million and $6 million, respectively. The accrued interest income excluded from total amortized cost for commercial, agricultural and residential mortgage loans at December 31, 2020 was
  $10 million, $15 million and $7 million, respectively.

     Purchases of unaffiliated mortgage loans, consisting primarily of residential mortgage loans, were $408 million and $511 million for the years ended December 31, 2021 and 2020, respectively.

     The Company originates mortgage loans through an affiliate. The affiliate originates and acquires mortgage loans and the Company simultaneously purchases participation interests under a master participation agreement. The aggregate amount of mortgage loan participation interests purchased by the
  Company from such affiliate for the years ended December 31, 2021, 2020 and
  2019 were $2.1 billion, $1.1 billion and $565 million, respectively. In connection with the mortgage loan participations, the affiliate collected mortgage loan principal and interest payments on the Company's behalf and the affiliate remitted such payments to the Company in the amount of
  $388 million, $209 million and $224 million for the years ended
  December 31, 2021, 2020 and 2019, respectively.

  Rollforward of Allowance for Credit Loss for Mortgage Loans by Portfolio
  Segment

      The rollforward of ACL for mortgage loans, by portfolio segment, is as follows:

                                                                             For the Years Ended December 31,
                               ----------------------------------------------------------------------------------------------
                                                 2021                                      2020
                               ----------------------------------------- ----------------------------------------- ----------
                               Commercial Agricultural Residential Total Commercial Agricultural Residential Total Commercial
                               ---------- ------------ ----------- ----- ---------- ------------ ----------- ----- ----------
                                                                                       (In millions)
Balance at January 1,.........    $11         $ 9          $ 4      $24     $ 9         $ 2          $--      $11     $ 7
Adoption of credit loss
 guidance.....................     --          --           --       --      (4)          3            1       --      --
Provision (release)...........      5          --           --        5       6           4            3       13       2
Charge-offs, net of recoveries     --          --           --       --      --          --           --       --      --
                                  ---         ---          ---      ---     ---         ---          ---      ---     ---
Balance at December 31,.......    $16         $ 9          $ 4      $29     $11         $ 9          $ 4      $24     $ 9
                                  ===         ===          ===      ===     ===         ===          ===      ===     ===

                               -------------------------------
                                       2019
                               -------------------------------
                               Agricultural Residential Total
                               ------------ ----------- -----

Balance at January 1,.........     $ 2          $--      $ 9
Adoption of credit loss
 guidance.....................      --           --       --
Provision (release)...........      --           --        2
Charge-offs, net of recoveries      --           --       --
                                   ---          ---      ---
Balance at December 31,.......     $ 2          $--      $11
                                   ===          ===      ===

   Allowance for Credit Loss Methodology

      After the adoption of credit loss guidance on January 1, 2020, the
   Company records an allowance for expected lifetime credit loss in earnings within net investment gains (losses) in an amount that represents the portion of the amortized cost basis of mortgage loans that the Company does not expect to collect, resulting in mortgage loans being presented at the net amount expected to be collected. In determining the Company's ACL, management applies significant judgment to estimate expected lifetime credit loss, including: (i) pooling mortgage loans that share similar risk characteristics, (ii) considering expected lifetime credit loss over the contractual term of its mortgage loans adjusted for expected prepayments and any extensions, and (iii) considering past events and current and forecasted economic conditions. Each of the Company's commercial, agricultural and residential mortgage loan portfolio segments are evaluated separately. The

                                    MTL-47

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Investments (continued)

   ACL is calculated for each mortgage loan portfolio segment based on inputs unique to each loan portfolio segment. On a quarterly basis, mortgage loans within a portfolio segment that share similar risk characteristics, such as internal risk ratings or consumer credit scores, are pooled for calculation of ACL. On an ongoing basis, mortgage loans with dissimilar risk characteristics (i.e., loans with significant declines in credit quality), collateral dependent mortgage loans (i.e., when the borrower is experiencing financial difficulty, including when foreclosure is reasonably possible or probable) and reasonably expected troubled debt restructurings ("TDRs")
   (i.e., the Company grants concessions to borrower that is experiencing financial difficulties) are evaluated individually for credit loss. The ACL for loans evaluated individually are established using the same methodologies for all three portfolio segments. For example, the ACL for a collateral dependent loan is established as the excess of amortized cost over the estimated fair value of the loan's underlying collateral, less selling cost when foreclosure is probable. Accordingly, the change in the estimated fair value of collateral dependent loans, which are evaluated individually for credit loss, is recorded as a change in the ACL which is recorded on a quarterly basis as a charge or credit to earnings in net investment gains (losses).

      During the year ended December 31, 2019, prior to the adoption of credit loss guidance on January 1, 2020, evaluation and measurement methodologies in determining the ACL were similar, except: (i) credit loss was recognized in earnings within net investment gains (losses) when incurred (when it was probable, based on current information and events, that all amounts due under the loan agreement would not be collected), (ii) pooling of loans with similar risk characteristics was permitted, but not required,
   (iii) forecasts of economic conditions were not considered in the evaluation, (iv) measurement of the expected lifetime credit loss over the contractual term, or expected term, was not considered in the measurement, and (v) the credit loss for loans evaluated individually could also be determined using either discounted cash flows using the loans' original effective interest rate or observable market prices.

   Commercial and Agricultural Mortgage Loan Portfolio Segments

      Commercial and agricultural mortgage loan ACL are calculated in a similar manner. Within each loan portfolio segment, commercial and agricultural, loans are pooled by internal risk rating. Estimated lifetime loss rates, which vary by internal risk rating, are applied to the amortized cost of each loan, excluding accrued investment income, on a quarterly basis to develop the ACL. Internal risk ratings are based on an assessment of the loan's credit quality, which can change over time. The estimated lifetime loss rates are based on several loan portfolio segment-specific factors, including (i) the Company's experience with defaults and loss severity,
   (ii) expected default and loss severity over the forecast period,
   (iii) current and forecasted economic conditions including growth, inflation, interest rates and unemployment levels, (iv) loan specific characteristics including loan-to-value ("LTV") ratios, and (v) internal risk ratings. These evaluations are revised as conditions change and new information becomes available. The Company uses its several decades of historical default and loss severity experience which capture multiple economic cycles. The Company uses a forecast of economic assumptions for a two-year period for most of its commercial and agricultural mortgage loans, while a one-year period is used for loans originated in certain markets.
   After the applicable forecast period, the Company reverts to its historical loss experience using a straight-line basis over two years. For evaluations of commercial mortgage loans, in addition to historical experience, management considers factors that include the impact of a rapid change to the economy, which may not be reflected in the loan portfolio, recent loss and recovery trend experience as compared to historical loss and recovery experience, and loan specific characteristics including debt service coverage ratios ("DSCR"). In estimating expected lifetime credit loss over the term of its commercial mortgage loans, the Company adjusts for expected prepayment and extension experience during the forecast period using historical

                                    MTL-48

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Investments (continued)

   prepayment and extension experience considering the expected position in the economic cycle and the loan profile (i.e., floating rate, shorter-term fixed rate and longer-term fixed rate) and after the forecast period using long-term historical prepayment experience. For evaluations of agricultural mortgage loans, in addition to historical experience, management considers factors that include increased stress in certain sectors, which may be evidenced by higher delinquency rates, or a change in the number of higher risk loans. In estimating expected lifetime credit loss over the term of its agricultural mortgage loans, the Company's experience is much less sensitive to the position in the economic cycle and by loan profile; accordingly, historical prepayment experience is used, while extension terms are not prevalent with the Company's agricultural mortgage loans.

      Commercial mortgage loans are reviewed on an ongoing basis, which review includes, but is not limited to, an analysis of the property financial statements and rent roll, lease rollover analysis, property inspections, market analysis, estimated valuations of the underlying collateral, LTV ratios, DSCR and tenant creditworthiness. The monitoring process focuses on higher risk loans, which include those that are classified as restructured, delinquent or in foreclosure, as well as loans with higher LTV ratios and lower DSCR. Agricultural mortgage loans are reviewed on an ongoing basis, which review includes, but is not limited to, property inspections, market analysis, estimated valuations of the underlying collateral, LTV ratios and borrower creditworthiness, as well as reviews on a geographic and property-type basis. The monitoring process for agricultural mortgage loans also focuses on higher risk loans.

      For commercial mortgage loans, the primary credit quality indicator is the DSCR, which compares a property's net operating income to amounts needed to service the principal and interest due under the loan. Generally, the lower the DSCR, the higher the risk of experiencing a credit loss. The
   Company also reviews the LTV ratio of its commercial mortgage loan portfolio. LTV ratios compare the unpaid principal balance of the loan to the estimated fair value of the underlying collateral. Generally, the higher the LTV ratio, the higher the risk of experiencing a credit loss. The DSCR and the values utilized in calculating the ratio are updated routinely. In addition, the LTV ratio is routinely updated for all but the lowest risk loans as part of the Company's ongoing review of its commercial mortgage loan portfolio.

      For agricultural mortgage loans, the Company's primary credit quality indicator is the LTV ratio. The values utilized in calculating this ratio are developed in connection with the ongoing review of the agricultural mortgage loan portfolio and are routinely updated.

      Commitments to lend: After loans are approved, the Company makes commitments to lend and, typically, borrowers draw down on some or all of the commitments. The timing of mortgage loan funding is based on the commitment expiration dates. A liability for credit loss for unfunded commercial and agricultural mortgage loan commitments that are not unconditionally cancellable is recognized in earnings and is reported within net investment gains (losses). The liability is based on estimated lifetime loss rates as described above and the amount of the outstanding commitments, which for lines of credit, considers estimated utilization rates. When the commitment is funded or expires, the liability is adjusted accordingly.

   Residential Mortgage Loan Portfolio Segment

      The Company's residential mortgage loan portfolio is comprised primarily of purchased closed end, amortizing residential mortgage loans, including both performing loans purchased within 12 months of origination and reperforming loans purchased after they have been performing for at least 12 months post-modification. Residential mortgage loans are pooled by loan type
   (i.e., new origination and reperforming) and pooled by similar risk profiles
   (including consumer credit score and LTV ratios). Estimated lifetime loss rates, which vary by loan type and risk profile, are applied to the amortized cost of each loan excluding

                                    MTL-49

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Investments (continued)

   accrued investment income on a quarterly basis to develop the ACL. The estimated lifetime loss rates are based on several factors, including
   (i) industry historical experience and expected results over the forecast period for defaults, (ii) loss severity, (iii) prepayment rates,
   (iv) current and forecasted economic conditions including growth, inflation, interest rates and unemployment levels, and (v) loan pool specific characteristics including consumer credit scores, LTV ratios, payment history and home prices. These evaluations are revised as conditions change and new information becomes available. The Company uses industry historical experience which captures multiple economic cycles as the Company has purchased most of its residential mortgage loans in the last five years. The
   Company uses a forecast of economic assumptions for a two-year period for most of its residential mortgage loans. After the applicable forecast period, the Company immediately reverts to industry historical loss experience.

      For residential mortgage loans, the Company's primary credit quality indicator is whether the loan is performing or nonperforming. The Company generally defines nonperforming residential mortgage loans as those that are
   60 or more days past due and/or in nonaccrual status which is assessed monthly. Generally, nonperforming residential mortgage loans have a higher risk of experiencing a credit loss.

   Troubled Debt Restructurings

      The Company assesses loan concessions prior to the issuance of, or outside the scope of, the Coronavirus Aid, Relief, and Economic Security
   Act, the Consolidated Appropriations Act, 2021 and the Interagency Statement
   on Loan Modifications and Reporting for Financial Institutions Working with
   Customers Affected by the Coronavirus (Revised) on a case-by-case basis to evaluate whether a TDR has occurred. The Company may grant concessions to borrowers experiencing financial difficulties, which if not significant are not classified as TDRs, while more significant concessions are classified as
   TDRs. Generally, the types of concessions include: reduction of the contractual interest rate, extension of the maturity date at an interest rate lower than current market interest rates, and/or a reduction of accrued interest. The amount, timing and extent of the concessions granted are considered in determining any ACL recorded.

  Credit Quality of Mortgage Loans by Portfolio Segment

     The amortized cost of commercial mortgage loans by credit quality indicator and vintage year was as follows at December 31, 2021:

                                                                                     Revolving           % of
Credit Quality Indicator                   2021    2020   2019   2018   2017  Prior    Loans    Total    Total
---------------------------------------  -------- ------ ------ ------ ------ ------ --------- -------- -------
                                                                  (Dollars in millions)
LTV ratios:
Less than 65%........................... $  1,098 $  485 $  435 $  263 $  140 $  408   $  --   $  2,829    82.6%
65% to 75%..............................      253     32     43     43     10     52      --        433    12.6
76% to 80%..............................       --     --     52      2     11     12      --         77     2.3
Greater than 80%........................       --     --     --      6      1     80      --         87     2.5
                                         -------- ------ ------ ------ ------ ------   -----   -------- -------
   Total................................ $  1,351 $  517 $  530 $  314 $  162 $  552   $  --   $  3,426   100.0%
                                         ======== ====== ====== ====== ====== ======   =====   ======== =======
DSCR:
 1.20x................................. $  1,187 $  463 $  459 $  297 $  151 $  394   $  --   $  2,951    86.1%
1.00x - 1.20x...........................       75     18     31      9      2     55      --        190     5.6
<1.00x..................................       89     36     40      8      9    103      --        285     8.3
                                         -------- ------ ------ ------ ------ ------   -----   -------- -------
   Total................................ $  1,351 $  517 $  530 $  314 $  162 $  552   $  --   $  3,426   100.0%
                                         ======== ====== ====== ====== ====== ======   =====   ======== =======

                                    MTL-50

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Investments (continued)

     The amortized cost of agricultural mortgage loans by credit quality indicator and vintage year was as follows at December 31, 2021:

                                                                    Revolving          % of
Credit Quality Indicator    2021    2020   2019   2018  2017  Prior   Loans    Total   Total
------------------------  -------- ------ ------ ------ ----- ----- --------- -------- -----
                                                 (Dollars in millions)
     LTV ratios:
     Less than 65%....... $  1,084 $  767 $  170 $  286 $  45 $  39   $  21   $  2,412  90.6%
     65% to 75%..........       92     49     36     54     3     8       8        250   9.4
                          -------- ------ ------ ------ ----- -----   -----   -------- -----
        Total............ $  1,176 $  816 $  206 $  340 $  48 $  47   $  29   $  2,662   100%
                          ======== ====== ====== ====== ===== =====   =====   ======== =====

     The amortized cost of residential mortgage loans by credit quality indicator and vintage year was as follows at December 31, 2021:

                                                                Revolving         % of
Credit Quality Indicator   2021   2020   2019  2018  2017 Prior   Loans   Total   Total
------------------------  ------ ------ ------ ----- ---- ----- --------- ------ -------
                                               (Dollars in millions)
Performance indicators:
Performing............... $  288 $  154 $  355 $  11 $  2 $  2    $  --   $  812    99.4%
Nonperforming............      1     --      4    --   --   --       --        5     0.6
                          ------ ------ ------ ----- ---- ----    -----   ------ -------
   Total................. $  289 $  154 $  359 $  11 $  2 $  2    $  --   $  817   100.0%
                          ====== ====== ====== ===== ==== ====    =====   ====== =======

     LTV ratios compare the unpaid principal balance of the loan to the estimated fair value of the underlying collateral. The amortized cost of commercial and agricultural mortgage loans with an LTV ratio in excess of
  100% was $33 million, or 1% of total commercial and agricultural mortgage loans at December 31, 2021.

  Past Due and Nonaccrual Mortgage Loans

     The Company has a high quality, well performing mortgage loan portfolio, with greater than 99% of all mortgage loans classified as performing at both
  December 31, 2021 and 2020. The Company defines delinquency consistent with industry practice, when mortgage loans are past due more than two or more months, as applicable, by portfolio segment. The past due and nonaccrual mortgage loans at amortized cost, prior to ACL, by portfolio segment, were as follows:

                                             Greater than 90 Days Past Due
                           Past Due          and Still Accruing Interest          Nonaccrual
                   ------------------------- ----------------------------- -------------------------
                   December 31, December 31, December 31,   December 31,   December 31, December 31,
Portfolio Segment      2021         2020         2021           2020           2021         2020
-----------------  ------------ ------------ ------------   ------------   ------------ ------------
                                                   (In millions)
  Commercial......     $--          $--          $--            $--            $ 9          $16
  Agricultural....      --           --           --             --             --            5
  Residential.....       5            4           --             --              5            4
                       ---          ---          ---            ---            ---          ---
     Total........     $ 5          $ 4          $--            $--            $14          $25
                       ===          ===          ===            ===            ===          ===

     The amortized cost for nonaccrual commercial, agricultural and residential mortgage loans at beginning of year 2020 was $9 million, $0 and $0, respectively. The amortized cost for nonaccrual commercial mortgage loans with no ACL was $0 and $7 million at December 31, 2021 and 2020, respectively. The amortized cost for nonaccrual

                                    MTL-51

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Investments (continued)

  agricultural mortgage loans with no ACL was $0 and $5 million at December 31,
  2021 and 2020, respectively. There were no nonaccrual residential mortgage loans without an ACL at either December 31, 2021 or 2020.

Real Estate and Real Estate Joint Ventures

   The Company's real estate investment portfolio is diversified by property type, geography and income stream, including income from operating leases, operating income and equity in earnings from equity method real estate joint ventures. Real estate investments, by income type, as well as income earned, were as follows at and for the periods indicated:

                                           December 31,    For the Years Ended December 31,
                                         ----------------- -------------------------------
                                           2021     2020    2021        2020       2019
                                         -------- --------  -------    -------     ------
Income Type                               Carrying Value            Income
---------------------------------------  ----------------- -------------------------------
                                                       (In millions)
Leased real estate investments (1)...... $     56 $     56 $     7    $    33     $   20
Other real estate investments...........       --       --      --          2         --
Real estate joint ventures..............      294      273       7         (2)        (1)
                                         -------- --------  -------    -------     ------
   Total real estate and real estate
     joint ventures..................... $    350 $    329 $    14    $    33     $   19
                                         ======== ========  =======    =======     ======
--------
(1)During 2020, the Company's leased real estate investments increased due to the expiration of leveraged leases where the underlying assets were real estate. Subsequently, in the fourth quarter of 2020, the Company transferred certain leased real estate investments to an affiliate as part of an invested asset non-cash transaction.

Leases

  Leased Real Estate Investments -- Operating Leases

     The Company, as lessor, leases investment real estate through a variety of operating lease arrangements, which typically include tenant reimbursement for property operating costs and options to renew or extend the lease. In some circumstances, leases may include an option for the lessee to purchase the property. The Company has elected a practical expedient of not separating non-lease components related to reimbursement of property operating costs from associated lease components. These property operating costs have the same timing and pattern of transfer as the related lease component, because they are incurred over the same period of time as the operating lease. Therefore, the combined component is accounted for as a single operating lease. Risk is managed through lessee credit analysis, property type diversification, and geographic diversification. Leased real estate investments and income earned, by property type, were as follows at and for the periods indicated:

                                                  December 31,   For the Years Ended December 31,
                                                 --------------- --------------------------------
                                                  2021    2020    2021       2020       2019
                                                 ------- -------  -------    -------    -------
Property Type                                    Carrying Value          Income
--------------------------------------------     --------------- --------------------------------
                                                              (In millions)
Leased real estate investments:
   Land......................................... $    43 $    43 $     3    $     2    $     2
   Industrial...................................      13      13       4          3          4
   Office.......................................      --      --      --         28         14
                                                 ------- -------  -------    -------    -------
       Total leased real estate investments..... $    56 $    56 $     7    $    33    $    20
                                                 ======= =======  =======    =======    =======

                                    MTL-52

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Investments (continued)

     Future contractual receipts under operating leases at December 31, 2021 were $6 million in 2022, $6 million in 2023, $5 million in 2024, $4 million in 2025, $3 million in 2026, and in total were $24 million.

Other Invested Assets

     Other invested assets is comprised primarily of FVO Securities, freestanding derivatives with positive estimated fair values (see Note 6) and affiliated loans.

  FVO Securities

     The following table presents the cost, net unrealized gains (losses) and estimated fair value of FVO Securities at:

                                                                     December 31,
                                         ---------------------------------------------------------------------
                                                        2021                               2020
                                         ---------------------------------- ----------------------------------
                                                  Net Unrealized                     Net Unrealized
                                                  Gains (Losses) Estimated           Gains (Losses) Estimated
                                           Cost        (1)       Fair Value   Cost        (1)       Fair Value
                                         -------- -------------- ---------- -------- -------------- ----------
                                                                     (In millions)
FVO Securities.......................... $    106    $    99      $    205  $    115    $    46      $    161
--------
(1)Represents cumulative changes in estimated fair value, recognized in earnings, and not in OCI.

Cash Equivalents

   Cash equivalents, which includes securities and other investments with an original or remaining maturity of three months or less at the time of purchase, was $379 million and $550 million at December 31, 2021 and 2020, respectively.

Net Unrealized Investment Gains (Losses)

   Unrealized investment gains (losses) on fixed maturity securities AFS and derivatives and the effect on policyholder liabilities, DAC and VOBA that would result from the realization of the unrealized gains (losses), are included in net unrealized investment gains (losses) in AOCI.

   The components of net unrealized investment gains (losses), included in
AOCI, were as follows:

                                                              December 31,
                                                     ------------------------------
                                                       2021       2020       2019
                                                     --------  ----------  --------
                                                              (In millions)
Fixed maturity securities AFS....................... $  1,537  $    2,412  $  1,361
Derivatives.........................................       89         (79)       55
Other...............................................        1           1        --
                                                     --------  ----------  --------
       Subtotal.....................................    1,627       2,334     1,416
                                                     --------  ----------  --------
Amounts allocated from:
Policyholder liabilities............................     (397)       (566)     (193)
DAC and VOBA........................................     (107)       (145)      (94)
                                                     --------  ----------  --------
       Subtotal.....................................     (504)       (711)     (287)
Deferred income tax benefit (expense)...............     (236)       (341)     (237)
                                                     --------  ----------  --------
       Net unrealized investment gains (losses)..... $    887  $    1,282  $    892
                                                     ========  ==========  ========

                                    MTL-53

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Investments (continued)

   The changes in net unrealized investment gains (losses) were as follows:

                                                                          Years Ended December 31,
                                                                       ------------------------------
                                                                         2021       2020       2019
                                                                       --------  ----------  --------
                                                                                (In millions)
Balance at January 1,................................................. $  1,282  $      892  $    296
Cumulative effects of changes in accounting principles, net of income
  tax.................................................................       --          --         1
Unrealized investment gains (losses) during the year..................     (707)        918       937
Unrealized investment gains (losses) relating to:
Policyholder liabilities..............................................      169        (373)     (129)
DAC and VOBA..........................................................       38         (51)      (55)
Deferred income tax benefit (expense).................................      105        (104)     (158)
                                                                       --------  ----------  --------
Balance at December 31,............................................... $    887  $    1,282  $    892
                                                                       --------  ----------  --------
   Change in net unrealized investment gains (losses)................. $   (395) $      390  $    596
                                                                       ========  ==========  ========

Concentrations of Credit Risk

   Investments in any counterparty that were greater than 10% of the Company's stockholder's equity, other than the U.S. government and its agencies, were in fixed income securities of the Canadian federal and provincial governments with an estimated fair value of $1.3 billion at both December 31, 2021 and 2020, respectively.

Securities Lending Transactions

   Securities, Collateral and Reinvestment Portfolio

   A summary of these transactions accounted for as secured borrowings were as follows:

                                                                     December 31,
                                 -------------------------------------------------------------------------------------
                                                    2021                                       2020
                                 ------------------------------------------ ------------------------------------------
                                 Securities (1)                             Securities (1)
                                 --------------                             --------------
                                                     Cash                                       Cash
                                                  Collateral   Reinvestment                  Collateral   Reinvestment
                                   Estimated    Received from  Portfolio at   Estimated    Received from  Portfolio at
                                      Fair      Counterparties  Estimated        Fair      Counterparties  Estimated
Agreement Type                       Value           (2)        Fair Value      Value           (2)        Fair Value
-------------------------------  -------------- -------------- ------------ -------------- -------------- ------------
                                                                     (In millions)
Securities lending..............    $  2,191       $  2,232      $  2,232      $  1,676       $  1,709      $  1,732
--------
(1) These securities are included within fixed maturity securities AFS.

(2) The liability for cash collateral is included within payables for collateral under securities loaned and other transactions.

                                    MTL-54

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Investments (continued)

   Contractual Maturities

     Contractual maturities of these transactions accounted for as secured borrowings were as follows:

                                                               December 31,
                              -------------------------------------------------------------------------------
                                               2021                                    2020
                              --------------------------------------- ---------------------------------------
                              Remaining Tenor of Securities           Remaining Tenor of Securities
                                    Lending Agreements                      Lending Agreements
                              ------------------------------          ------------------------------
                                               Over 1 Over 6                           Over 1 Over 6
                                               Month  Months                           Month  Months
                                       1 Month  to 6   to 1                    1 Month  to 6   to 1
Security Type                 Open (1) or Less Months  Year   Total   Open (1) or Less Months  Year   Total
----------------------------- -------- ------- ------ ------ -------- -------- ------- ------ ------ --------
                                                               (In millions)
Cash collateral liability by
  loaned security type:
U.S. government and
  agency.....................  $  609  $  800  $  822 $  --  $  2,231  $  563  $  910  $  232 $  --  $  1,705
U.S. corporate...............       1      --      --    --         1       4      --      --    --         4
                               ------  ------  ------ -----  --------  ------  ------  ------ -----  --------
Total........................  $  610  $  800  $  822 $  --  $  2,232  $  567  $  910  $  232 $  --  $  1,709
                               ======  ======  ====== =====  ========  ======  ======  ====== =====  ========
--------
(1)The related security could be returned to the Company on the next business day, which would require the Company to immediately return the cash collateral.

   If the Company is required to return significant amounts of cash collateral on short notice and is forced to sell securities to meet the return obligation, it may have difficulty selling such collateral that is invested in a timely manner, be forced to sell investments in a volatile or illiquid market for less than what otherwise would have been realized under normal market conditions, or both.

   The reinvestment portfolio consists principally of high quality, liquid, publicly-traded fixed maturity securities AFS, short term investments, cash equivalents, or cash. If the securities, or the reinvestment portfolio become less liquid, liquidity resources within the general account are available to meet any potential cash demands when securities are put back by the counterparty.

Invested Assets on Deposit and Pledged as Collateral

   Invested assets on deposit and pledged as collateral are presented below at estimated fair value for all asset classes, except mortgage loans, which are presented at carrying value and were as follows at:

                                                      December 31,
                                                  ---------------------
                                                     2021       2020
                                                  ---------- ----------
                                                      (In millions)
         Invested assets on deposit (regulatory
           deposits)............................. $    1,471 $    1,493
         Invested assets pledged as collateral
           (1)...................................      1,435      1,499
                                                  ---------- ----------
            Total invested assets on deposit and
              pledged as collateral.............. $    2,906 $    2,992
                                                  ========== ==========
--------
(1)The Company has pledged invested assets in connection with various agreements and transactions, including funding agreements (see Note 2) and derivative transactions (see Note 6).

                                    MTL-55

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Investments (continued)

   See "-- Securities Lending Transactions" for information regarding securities supporting securities lending transactions. In addition, the
Company's investment in FHLB common stock, included within other invested assets, which is considered restricted until redeemed by the issuers, was
$51 million and $49 million, at redemption value, at December 31, 2021 and
2020, respectively, (see Note 1).

Collectively Significant Equity Method Investments

   The Company holds investments in real estate joint ventures, real estate funds and other limited partnership interests consisting of private equity funds, hedge funds, real estate joint ventures and real estate funds. The portion of these investments accounted for under the equity method had a carrying value of $1.3 billion at December 31, 2021. The Company's maximum exposure to loss related to these equity method investments is limited to the carrying value of these investments plus unfunded commitments of $626 million at December 31, 2021. Except for certain real estate joint ventures and certain funds, the Company's investments in its remaining real estate funds and other limited partnership interests are generally of a passive nature in that the
Company does not participate in the management of the entities.

   As described in Note 1, the Company generally recognizes its share of earnings in its equity method investments within net investment income using a three-month lag in instances where the investee's financial information is not sufficiently timely or when the investee's reporting period differs from the
Company's reporting period. Aggregate net investment income from these equity method investments exceeded 10% of the Company's consolidated pre-tax income
(loss) for three of the most recent annual periods.

   The following aggregated summarized financial data reflects the latest available financial information and does not represent the Company's proportionate share of the assets, liabilities, or earnings of such entities.
Aggregate total assets of these entities totaled $444.5 billion and
$209.9 billion at December 31, 2021, 2020, respectively. Aggregate total liabilities of these entities totaled $57.5 billion and $28.7 billion at
December 31, 2021, 2020, respectively. Aggregate net income (loss) of these entities totaled $87.8 billion, $8.4 billion and $8.3 billion for the years ended December 31, 2021, 2020 and 2019, respectively. Aggregate net income (loss) from the underlying entities in which the Company invests is primarily comprised of investment income, including recurring investment income and realized and unrealized investment gains (losses).

Variable Interest Entities

   The Company has invested in legal entities that are VIEs. In certain instances, the Company holds both the power to direct the most significant activities of the entity, as well as an economic interest in the entity and, as such, is deemed to be the primary beneficiary or consolidator of the entity.
The determination of the VIE's primary beneficiary requires an evaluation of the contractual and implied rights and obligations associated with each party's relationship with or involvement in the entity. There were no VIEs for which the Company has concluded that it is the primary beneficiary and which are consolidated at December 31, 2021 and 2020.

                                    MTL-56

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Investments (continued)

  Unconsolidated VIEs

     The carrying amount and maximum exposure to loss relating to VIEs in which the Company holds a significant variable interest but is not the primary beneficiary and which have not been consolidated were as follows at:

                                                     December 31,
                                     ---------------------------------------------
                                              2021                   2020
                                     ---------------------- ----------------------
                                                  Maximum                Maximum
                                      Carrying   Exposure    Carrying   Exposure
Asset Type                             Amount   to Loss (1)   Amount   to Loss (1)
------------------------------------ ---------- ----------- ---------- -----------
                                                     (In millions)
Fixed maturity securities AFS (2)    $    6,092 $    6,092  $    4,657 $    4,657
Other limited partnership interests.        999      1,538         511      1,083
Real estate joint ventures..........        151        151         160        160
Other invested assets...............          9         22           2          4
                                     ---------- ----------  ---------- ----------
       Total........................ $    7,251 $    7,803  $    5,330 $    5,904
                                     ========== ==========  ========== ==========
--------
(1) The maximum exposure to loss relating to fixed maturity securities AFS is equal to their carrying amounts or the carrying amounts of retained interests. The maximum exposure to loss relating to other limited partnership interests and the affiliated real estate joint ventures is equal to the carrying amounts plus any unfunded commitments.

(2) For variable interests in Structured Products included within fixed maturity securities AFS, the Company's involvement is limited to that of a passive investor in mortgage-backed or ABS issued by trusts that do not have substantial equity.

     As described in Note 12, the Company makes commitments to fund partnership investments in the normal course of business. Excluding these commitments, the Company did not provide financial or other support to investees designated as VIEs for each of the years ended December 31, 2021, 2020 and
  2019.

Net Investment Income

   The composition of net investment income by asset type was as follows:

                                                   For the Years Ended December 31,
                                                   ---------------------------------
Asset Type                                            2021        2020       2019
-------------------------------------------------- ----------  ---------- ----------
                                                             (In millions)
Investment income:
Fixed maturity securities AFS..................... $      797  $      631 $      592
Equity securities.................................          1           1          1
Mortgage loans....................................        210         156        103
Policy loans......................................         82          89        100
Real estate and real estate joint ventures........         14          33         19
Other limited partnership interests...............        333          48         16
Cash, cash equivalents and short-term investments.         --           3          9
FVO Securities....................................         44          43         --
Annuities funding structured settlement claims....        330         319        356
Other.............................................        (28)          1         33
                                                   ----------  ---------- ----------
   Subtotal investment income.....................      1,783       1,324      1,229
Less: Investment expenses.........................         36          63         52
                                                   ----------  ---------- ----------
   Net investment income.......................... $    1,747  $    1,261 $    1,177
                                                   ==========  ========== ==========

                                    MTL-57

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Investments (continued)

   Net investment income included realized and unrealized gains (losses)
recognized in earnings of $53 million and $54 million for the years ended
December 31, 2021 and 2020, respectively. The amount includes realized gains
(losses) on sales and disposals, related to FVO Securities, of $0 and
$8 million for the years ended December 31, 2021 and 2020, respectively. The amount also includes unrealized gains (losses), representing changes in estimated fair value, recognized in earnings, related to FVO Securities, of
$53 million and $46 million for the years ended December 31, 2021 and 2020, respectively.

   Changes in estimated fair value subsequent to purchase of equity-linked notes included within FVO Securities, still held as of the end of the respective periods and included in net investment income were $44 million and
$43 million for the years ended December 31, 2021 and 2020, respectively.

   See "-- Related Party Investment Transactions" for discussion of affiliated net investment income and investment expenses.

   Net investment income from equity method investments, comprised primarily of real estate joint ventures and other limited partnership interests, totaled
$342 million, $46 million and $15 million for the years ended December 31,
2021, 2020 and 2019, respectively.

Net Investment Gains (Losses) by Asset Type and Transaction Type

   The composition of net investment gains (losses) by asset type and transaction type was as follows:

                                                               For the Years Ended December 31,
                                                               -------------------------------
Asset Type                                                       2021       2020       2019
--------------------------------------------------------------  -------    -------    -------
                                                                     (In millions)
Fixed maturity securities AFS                                  $    60    $     8    $    28
Equity securities.............................................       2         (6)        --
Mortgage loans................................................      (5)        10         (3)
Real estate and real estate joint ventures....................       1         --         --
Other limited partnership interests...........................      --         (2)        --
Leveraged lease impairments...................................      --         --        (30)
Other.........................................................       3        (16)       (19)
                                                                -------    -------    -------
   Total net investment gains (losses)........................ $    61    $    (6)   $   (24)
                                                                =======    =======    =======

Transaction Type
--------------------------------------------------------------
Realized gains (losses) on investments sold or disposed....... $    69    $    10    $    12
Impairment (losses)...........................................      --         --        (33)
Recognized gains (losses):....................................
   Change in allowance for credit loss recognized in earnings.     (14)       (11)        (3)
   Unrealized net gains (losses) recognized in earnings.......       6         (5)        --
                                                                -------    -------    -------
       Total net investment gains (losses).................... $    61    $    (6)   $   (24)
                                                                =======    =======    =======

   Net realized investment gains (losses) of $69 million, $18 million and
$12 million for the years ended December 31, 2021, 2020 and 2019, respectively, represent realized gains (losses) on sales and disposals from all invested asset classes, including realized gains (losses) on sales and disposals recognized in net investment income, primarily related to FVO Securities.

                                    MTL-58

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Investments (continued)

  Fixed Maturity Securities AFS -- Sales and Disposals and Credit Loss

     Sales of securities are determined on a specific identification basis.
  Proceeds from sales or disposals and the components of net investment gains
  (losses) were as shown in the table below.

                                                                           Years Ended December 31,
                                                                      ----------------------------------
                                                                         2021        2020        2019
                                                                      ----------  ----------  ----------
                                                                                 (In millions)
Proceeds............................................................. $    9,449  $    5,710  $    3,157
                                                                      ==========  ==========  ==========
Gross investment gains............................................... $      172  $       75  $       58
Gross investment losses..............................................       (103)        (67)        (27)
                                                                      ----------  ----------  ----------
   Realized gains (losses) on sales and disposals....................         69           8          31
   Net credit loss (provision) release (change in ACL recognized in
     earnings).......................................................         (9)         --          --
   Impairment (loss) (1), (2)........................................         --          --          (3)
                                                                      ----------  ----------  ----------
   Net credit loss (provision) release and impairment (loss).........         (9)         --          (3)
                                                                      ----------  ----------  ----------
   Net investment gains (losses)..................................... $       60  $        8  $       28
                                                                      ==========  ==========  ==========

Equity Securities
--------------------------------------------------------------------
Realized gains (losses) on sales and disposals....................... $       (3) $       (1) $       --
Unrealized net gains (losses) recognized in earnings.................          5          (5)         --
                                                                      ----------  ----------  ----------
Net investment gains (losses)........................................ $        2  $       (6) $       --
                                                                      ==========  ==========  ==========
--------
(1)Due to the adoption of credit loss guidance on January 1, 2020, prior period
   OTTI (loss) is presented as impairment (loss).

(2)After adoption of new guidance on January 1, 2020, impairment (loss) was comprised of intent-to-sell and direct write down losses: prior to
   January 1, 2020, it was comprised of OTTI losses and intent-to-sell losses.

Related Party Investment Transactions

   The Company transfers invested assets to and from affiliates. Invested assets transferred were as follows:

                                                Years Ended December 31,
                                             -------------------------------
                                                2021       2020      2019
                                             ---------- ---------- ---------
                                                      (In millions)
    Estimated fair value of invested assets
      transferred to affiliates............. $      690 $      378 $      --
    Amortized cost of invested assets
      transferred to affiliates............. $      559 $      378 $      --
    Net investment gains (losses)
      recognized on transfers............... $      131 $       -- $      --
    Estimated fair value of invested assets
      transferred from affiliates........... $      795 $      393 $      --

                                    MTL-59

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Investments (continued)

   Recurring related party investments and related net investment income were as follows at and for the periods ended:

                                              December 31,   Years Ended December 31,
                                              -------------- ------------------------
                                              2021    2020    2021     2020    2019
                                              -----  ------   ------  ------  ------
Investment Type/Balance Sheet
          Category             Related Party  Carrying Value Net Investment Income
-----------------------------  -------------- -------------- ------------------------
                                                        (In millions)
 Affiliated investments (1)    MetLife, Inc.. $  97  $  106  $    2   $    2  $    2
                                              -----  ------   ------  ------  ------
Other invested assets........................ $  97  $  106  $    2   $    2  $    2
                                              =====  ======   ======  ======  ======
--------
(1)Represents an investment in affiliated senior notes. The affiliated senior notes have maturity dates of July 2028 to December 2031 and bear interest, payable semi-annually, at a rate per annum ranging from 1.75% to 1.85%, respectively. In July 2021, (Yen)9.3 billion (the equivalent of $87 million)
   of 2.97% affiliated senior unsecured notes matured and were refinanced with the following senior unsecured notes: (i) (Yen)2.8 billion 1.75% due July
   2028, (ii) (Yen)6.5 billion 1.85% due July 2031. In December 2021, a
   (Yen)1.4 billion (the equivalent of $13 million) 3.14% affiliated senior unsecured note matured and was refinanced with a (Yen)1.4 billion 1.85%
   affiliated senior note due December 2031.

   As a structured settlements assignment company, the Company purchased annuities from an affiliate to fund the periodic structured settlement claim payment obligations it assumed. Each annuity purchased is contractually designated to the assumed claim obligation it funds. The aggregate contract values of annuities funding structured settlement claims are recorded as an asset for which the Company has also recorded an unpaid claim obligation of equal amount. Such aggregated contract values were $5.4 billion for both the years ended December 31, 2021 and 2020. The related net investment income and corresponding policyholder benefits and claims recognized were $330 million,
$319 million and $356 million for the years ended December 31, 2021, 2020 and
2019, respectively.

   The Company receives investment administrative services from affiliates. The related investment administrative service charges were $30 million, $27 million and $17 million for the years ended December 31, 2021, 2020 and 2019, respectively.

   See "-- Variable Interest Entities" for information on investments in affiliated real estate joint ventures.

   See "-- Mortgage Loans -- Mortgage Loans by Portfolio Segment" for
discussion of mortgage loan participation agreements with affiliates.

6. Derivatives

Accounting for Derivatives

   See Note 1 for a description of the Company's accounting policies for derivatives and Note 7 for information about the fair value hierarchy for derivatives.

                                    MTL-60

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Derivatives (continued)

Derivative Strategies

   The Company is exposed to various risks relating to its ongoing business operations, including interest rate, foreign currency exchange rate, credit and equity market. The Company uses a variety of strategies to manage these risks, including the use of derivatives.

   Derivatives are financial instruments with values derived from interest rates, foreign currency exchange rates, credit spreads and/or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter ("OTC") market. Certain of the Company's OTC derivatives are cleared and settled through central clearing counterparties ("OTC-cleared"), while others are bilateral contracts between two
counterparties ("OTC-bilateral"). The types of derivatives the Company uses include swaps, forwards, futures and option contracts. To a lesser extent, the
Company uses credit default swaps to synthetically replicate investment risks and returns which are not readily available in the cash markets.

  Interest Rate Derivatives

     The Company uses interest rate derivatives to reduce its exposure to changes in interest rates.

     Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches).
  In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed gross notional amount. The Company utilizes interest rate swaps in fair value, cash flow and nonqualifying hedging relationships.

     The Company purchases interest rate caps primarily to protect its floating rate liabilities against rises in interest rates above a specified level, and against interest rate exposure arising from mismatches between assets and liabilities. The Company utilizes interest rate caps in nonqualifying hedging relationships.

     In exchange-traded interest rate (Treasury and swap) futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of interest rate securities, to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts and to pledge initial margin based on futures exchange requirements. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange. Exchange-traded interest rate (Treasury and swap) futures are used primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, to hedge against changes in interest rates on anticipated liability issuances by replicating Treasury or swap curve performance, and to hedge minimum guarantees embedded in certain variable annuity products issued by the Company. The Company utilizes exchange-traded interest rate futures in nonqualifying hedging relationships.

     A synthetic guaranteed interest contract ("GIC") is a contract that simulates the performance of a traditional GIC through the use of financial instruments. The contractholder owns the underlying assets, and the Company provides a guarantee (or "wrap") on the participant funds for an annual risk charge. The Company's maximum exposure to loss on synthetic GICs is the notional amount, in the event the values of all of the underlying assets were reduced to zero. The Company's risk is substantially lower due to contractual provisions that limit the portfolio to high quality assets, which are pre-approved and monitored for compliance, as well as the collection of risk charges. In addition, the crediting rates reset periodically to amortize market value gains and losses over a period equal to the duration of the wrapped portfolio, subject to

                                    MTL-61

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Derivatives (continued)

  a 0% floor. While plan participants may transact at book value, contractholder withdrawals may only occur immediately at market value, or at book value paid over a period of time per contract provisions. Synthetic GICs are not designated as hedging instruments.

  Foreign Currency Exchange Rate Derivatives

     The Company uses foreign currency exchange rate derivatives, including foreign currency swaps and foreign currency forwards to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets denominated in foreign currencies.

     In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon notional amount. The notional amount of each currency is exchanged at the inception and termination of the currency swap by each party. The Company utilizes foreign currency swaps in fair value, cash flow and nonqualifying hedging relationships.

     In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The Company utilizes foreign currency forwards in nonqualifying hedging relationships.

  Credit Derivatives

     The Company enters into purchased credit default swaps to hedge against credit-related changes in the value of its investments. In a credit default swap transaction, the Company agrees with another party to pay, at specified intervals, a premium to hedge credit risk. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional amount in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered. Credit events vary by type of issuer but typically include bankruptcy, failure to pay debt obligations and involuntary restructuring for corporate obligors, as well as repudiation, moratorium or governmental intervention for sovereign obligors. In each case, payout on a credit default swap is triggered only after the relevant third party, Credit Derivatives
  Determinations Committee determines that a credit event has occurred. The
  Company utilizes credit default swaps in nonqualifying hedging relationships.

     The Company enters into written credit default swaps to synthetically create credit investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and one or more cash instruments, such as
  U.S. government and agency, or other fixed maturity securities AFS. These credit default swaps are not designated as hedging instruments.

  Equity Derivatives

     The Company uses equity index options primarily to hedge against adverse changes in equity indices. The Company enters into contracts to sell the underlying equity index within a limited time at a contracted price. The contracts will be net settled in cash based on differentials in the indices at the time of exercise and the strike price. Certain of these contracts may also contain settlement provisions linked to interest rates. In certain instances, the Company may enter into a combination of transactions to hedge adverse changes in equity indices within a pre-determined range through the purchase and sale of options. The Company utilizes equity index options in nonqualifying hedging relationships.

                                    MTL-62

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Derivatives (continued)

Primary Risks Managed by Derivatives

   The following table presents the primary underlying risk exposure, gross notional amount and estimated fair value of the Company's derivatives, excluding embedded derivatives, held at:

                                                                              December 31,
                                                         -----------------------------------------------------------
                                                                    2021                          2020
                                                         ----------------------------- -----------------------------
                                                                  Estimated Fair Value          Estimated Fair Value
                       Primary Underlying Risk Exposure           --------------------          --------------------
                       --------------------------------
                                                          Gross                         Gross
                                                         Notional                      Notional
                                                          Amount  Assets  Liabilities   Amount  Assets  Liabilities
                                                                              (In millions)
Derivatives Designated as Hedging Instruments:
Fair value hedges:
Interest rate swaps       Interest rate................. $    10  $   --    $   --     $    10  $   --    $   --
Foreign currency          Foreign currency exchange
  swaps                     rate........................      37       3        --          57       3         2
                                                         -------  ------    ------     -------  ------    ------
   Subtotal..........................................         47       3        --          67       3         2
                                                         -------  ------    ------     -------  ------    ------
Cash flow hedges:
Interest rate swaps       Interest rate.................      15      --        --          16      --        --
Foreign currency          Foreign currency exchange
  swaps                     rate........................   3,257     130        39       2,509      44       130
                                                         -------  ------    ------     -------  ------    ------
   Subtotal..........................................      3,272     130        39       2,525      44       130
                                                         -------  ------    ------     -------  ------    ------
   Total qualifying hedges...........................      3,319     133        39       2,592      47       132
                                                         -------  ------    ------     -------  ------    ------
Derivatives Not Designated or Not Qualifying as
  Hedging Instruments:
Interest rate swaps       Interest rate.................     125      20        --         250      31        --
Interest rate caps        Interest rate.................   1,250       6        --         625      --        --
Interest rate futures     Interest rate.................      78      --        --          --      --        --
Synthetic GICs            Interest rate.................  28,814      --        --      26,908      --        --
Foreign currency          Foreign currency exchange
  swaps                     rate........................     490      27        11         270      20        19
Foreign currency          Foreign currency exchange
  forwards                  rate........................     230      --         2          47      --        --
Credit default swaps--
  purchased               Credit........................      36       1        --          47       1         1
Credit default swaps--
  written                 Credit........................     193       5        --         193       5        --
Equity index options      Equity market.................     148      --        80         148      --        26
                                                         -------  ------    ------     -------  ------    ------
   Total non-designated or nonqualifying
     derivatives.....................................     31,364      59        93      28,488      57        46
                                                         -------  ------    ------     -------  ------    ------
   Total.............................................    $34,683  $  192    $  132     $31,080  $  104    $  178
                                                         =======  ======    ======     =======  ======    ======

                                    MTL-63

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Derivatives (continued)

   Based on gross notional amounts, a substantial portion of the Company's derivatives was not designated or did not qualify as part of a hedging relationship at both December 31, 2021 and 2020. The Company's use of derivatives includes (i) derivatives that economically hedge insurance liabilities that contain mortality or morbidity risk and that generally do not qualify for hedge accounting because the lack of these risks in the derivatives cannot support an expectation of a highly effective hedging relationship; and
(ii) written credit default swaps that are used to synthetically create investments and that do not qualify for hedge accounting because they do not involve a hedging relationship. For these nonqualified derivatives, changes in market factors can lead to the recognition of fair value changes on the statement of operations without an offsetting gain or loss recognized in earnings for the item being hedged.

The Effects of Derivatives on the Consolidated Statements of Operations and
Comprehensive Income (Loss)

   The following table presents the consolidated financial statement location and amount of gain (loss) recognized on fair value, cash flow, nonqualifying hedging relationships and embedded derivatives:

                                                                     Year Ended December 31, 2021
                                                                -------------------------------------
                                                                              Net        Net
                                                                   Net     Investment Derivative
                                                                Investment   Gains      Gains
                                                                  Income    (Losses)   (Losses)   OCI
                                                                ---------- ---------- ---------- ----
                                                                            (In millions)
Gain (Loss) on Fair Value Hedges:
Interest rate derivatives:
Derivatives designated as hedging instruments (1)..............  $    --    $    --    $    --    N/A
Hedged items...................................................       --         --         --    N/A
Foreign currency exchange rate derivatives:
Derivatives designated as hedging instruments (1)..............        1         --         --    N/A
Hedged items...................................................       (1)        --         --    N/A
                                                                 -------    -------    -------   ----
   Subtotal....................................................       --         --         --    N/A
Gain (Loss) on Cash Flow Hedges:
Interest rate derivatives: (1)
Amount of gains (losses) deferred in AOCI......................      N/A        N/A        N/A   $ (1)
Amount of gains (losses) reclassified from AOCI into income....       --         --         --     --
Foreign currency exchange rate derivatives: (1)
Amount of gains (losses) deferred in AOCI......................      N/A        N/A        N/A    176
Amount of gains (losses) reclassified from AOCI into income....       --          7         --     (7)
Foreign currency transaction gains (losses) on hedged items....       --        (15)        --     --
                                                                 -------    -------    -------   ----
   Subtotal....................................................       --         (8)        --    168
Gain (Loss) on Derivatives Not Designated or Not Qualifying as
  Hedging Instruments:
Interest rate derivatives (1)..................................       --         --        (14)   N/A
Foreign currency exchange rate derivatives (1).................       --         --         23    N/A
Credit derivatives -- purchased (1)............................       --         --         --    N/A
Credit derivatives -- written (1)..............................       --         --          1    N/A
Equity derivatives (1).........................................      (54)        --          3    N/A
Foreign currency transaction gains (losses) on hedged items....       --         --         (6)   N/A
                                                                 -------    -------    -------   ----
   Subtotal....................................................      (54)        --          7    N/A
Earned income on derivatives...................................       22         --         28     --
Embedded derivatives (2).......................................      N/A        N/A         63    N/A
                                                                 -------    -------    -------   ----
   Total.......................................................  $   (32)   $    (8)   $    98   $168
                                                                 =======    =======    =======   ====

                                    MTL-64

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Derivatives (continued)

                                                                      Year Ended December 31, 2020
                                                                ----------------------------------------
                                                                              Net        Net
                                                                   Net     Investment Derivative
                                                                Investment   Gains      Gains
                                                                  Income    (Losses)   (Losses)    OCI
                                                                ---------- ---------- ---------- -------
                                                                              (In millions)
Gain (Loss) on Fair Value Hedges:
Interest rate derivatives:
Derivatives designated as hedging instruments (1)..............  $    (1)   $    --    $    --       N/A
Hedged items...................................................        1         --         --       N/A
Foreign currency exchange rate derivatives:
Derivatives designated as hedging instruments (1)..............       (2)        --         --       N/A
Hedged items...................................................        2         --         --       N/A
                                                                 -------    -------    -------   -------
   Subtotal....................................................       --         --         --       N/A
Gain (Loss) on Cash Flow Hedges:
Interest rate derivatives: (1)
Amount of gains (losses) deferred in AOCI......................      N/A        N/A        N/A   $     1
Amount of gains (losses) reclassified from AOCI into income....       --         --         --        --
Foreign currency exchange rate derivatives: (1)
Amount of gains (losses) deferred in AOCI......................      N/A        N/A        N/A      (138)
Amount of gains (losses) reclassified from AOCI into income....       --         (3)        --         3
Foreign currency transaction gains (losses) on hedged items....       --        (16)        --        --
                                                                 -------    -------    -------   -------
   Subtotal....................................................       --        (19)        --      (134)
Gain (Loss) on Derivatives Not Designated or Not Qualifying as
  Hedging Instruments:
Interest rate derivatives (1)..................................       --         --         (7)      N/A
Foreign currency exchange rate derivatives (1).................       --         --        (25)      N/A
Credit derivatives -- purchased (1)............................       --         --         (2)      N/A
Credit derivatives -- written (1)..............................       --         --         (3)      N/A
Equity derivatives (1).........................................      (26)        --         --       N/A
Foreign currency transaction gains (losses) on hedged items....       --         --          8       N/A
                                                                 -------    -------    -------   -------
   Subtotal....................................................      (26)        --        (29)     N//A
Earned income on derivatives...................................       22         --         16        --
Embedded derivatives (2).......................................      N/A        N/A        (73)      N/A
                                                                 -------    -------    -------   -------
   Total.......................................................  $    (4)   $   (19)   $   (86)  $  (134)
                                                                 =======    =======    =======   =======

                                    MTL-65

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Derivatives (continued)

                                                                      Year Ended December 31, 2019
                                                                ----------------------------------------
                                                                              Net        Net
                                                                   Net     Investment Derivative
                                                                Investment   Gains      Gains
                                                                  Income    (Losses)   (Losses)    OCI
                                                                ---------- ---------- ---------- -------
                                                                              (In millions)
Gain (Loss) on Fair Value Hedges:
Interest rate derivatives:
Derivatives designated as hedging instruments (1)..............  $    --    $    --    $    --       N/A
Hedged items...................................................       --         --         --       N/A
Foreign currency exchange rate derivatives:
Derivatives designated as hedging instruments (1)..............       (2)        --         --       N/A
Hedged items...................................................        2         --         --       N/A
                                                                 -------    -------    -------   -------
   Subtotal....................................................       --         --         --       N/A
Gain (Loss) on Cash Flow Hedges:
Interest rate derivatives: (1)
Amount of gains (losses) deferred in AOCI......................      N/A        N/A        N/A   $    --
Amount of gains (losses) reclassified from AOCI into income....       --         --         --        --
Foreign currency exchange rate derivatives: (1)
Amount of gains (losses) deferred in AOCI......................      N/A        N/A        N/A       (15)
Amount of gains (losses) reclassified from AOCI into income....       --         (1)        --         1
Foreign currency transaction gains (losses) on hedged items....       --          2         --        --
                                                                 -------    -------    -------   -------
   Subtotal....................................................       --          1         --       (14)
Gain (Loss) on Derivatives Not Designated or Not Qualifying as
  Hedging Instruments:
Interest rate derivatives (1)..................................       --         --         (9)      N/A
Foreign currency exchange rate derivatives (1).................       --         --         --       N/A
Credit derivatives -- purchased (1)............................       --         --         --       N/A
Credit derivatives -- written (1)..............................       --         --          8       N/A
Equity derivatives (1).........................................       --         --         --       N/A
Foreign currency transaction gains (losses) on hedged items....       --         --         --       N/A
                                                                 -------    -------    -------   -------
   Subtotal....................................................       --         --         (1)      N/A
Earned income on derivatives...................................       18         --         10        --
Embedded derivatives...........................................      N/A        N/A        (89)      N/A
                                                                 -------    -------    -------   -------
   Total.......................................................  $    18    $     1    $   (80)  $   (14)
                                                                 =======    =======    =======   =======
--------
(1)Excludes earned income on derivatives.

Fair Value Hedges

   The Company designates and accounts for the following as fair value hedges when they have met the requirements of fair value hedging: (i) interest rate swaps to convert fixed rate assets and liabilities to floating rate assets and liabilities; and (ii) foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated assets and liabilities.

                                    MTL-66

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Derivatives (continued)

   The following table presents the balance sheet classification, carrying amount and cumulative fair value hedging adjustments for items designated and qualifying as hedged items in fair value hedges:

                                                                                      Cumulative Amount
                                                   Carrying Amount            of Fair Value Hedging Adjustments
                                                    of the Hedged            Included in the Carrying Amount of Hedged
Balance Sheet Line Item                         Assets (Liabilities)                Assets (Liabilities)
---------------------------------------  ----------------------------------- -----------------------------------------
                                         December 31, 2021 December 31, 2020 December 31, 2021    December 31, 2020
                                         ----------------- ----------------- -----------------    -----------------
                                                                      (In millions)
Fixed maturity securities AFS...........      $    29           $    41           $    --              $    --
Mortgage loans..........................      $    17           $    27           $    --              $    --

   The Company has elected to record changes in estimated fair value of excluded components in earnings. All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

Cash Flow Hedges

   The Company designates and accounts for the following as cash flow hedges when they have met the requirements of cash flow hedging: (i) interest rate swaps to convert floating rate assets and liabilities to fixed rate assets and liabilities and (ii) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated assets.

   In certain instances, the Company discontinued cash flow hedge accounting because the forecasted transactions were no longer probable of occurring.
Because certain of the forecasted transactions also were not probable of occurring within two months of the anticipated date, the Company reclassified amounts from AOCI into income. These amounts were $0, $2 million and $1 million for the years ended December 31, 2021, 2020 and 2019 respectively.

   There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments, for each of the years ended December 31,
2021, 2020 and 2019, respectively.

   At December 31, 2021, 2020 and 2019, the balances in AOCI associated with foreign currency swaps designated and qualifying as cash flow hedges were
$89 million, ($79) million and $55 million, respectively.

   All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

   At December 31, 2021, the Company expected to reclassify $18 million of deferred net gains (losses) on derivatives in AOCI, to earnings within the next
12 months.

Credit Derivatives

   In connection with synthetically created credit investment transactions, the
Company writes credit default swaps for which it receives a premium to insure credit risk. Such credit derivatives are included within the effects of derivatives on the consolidated statements of operations and comprehensive income (loss) table. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the Company paying the counterparty the specified swap notional amount in exchange for the delivery of par quantities of the referenced credit obligation. The Company can terminate these contracts at any time through cash settlement with the counterparty at an amount equal to the then current estimated fair value of the credit default swaps.

                                    MTL-67

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Derivatives (continued)

   The following table presents the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at:

                                                                          December 31,
                                          -----------------------------------------------------------------------------
                                                           2021                                   2020
                                          -------------------------------------- --------------------------------------
                                                        Maximum                                Maximum
                                          Estimated      Amount                  Estimated      Amount
                                          Fair Value   of Future      Weighted   Fair Value   of Future      Weighted
                                          of Credit  Payments under   Average    of Credit  Payments under   Average
Rating Agency Designation of Referenced    Default   Credit Default   Years to    Default   Credit Default   Years to
Credit Obligations (1)                      Swaps        Swaps      Maturity (2)   Swaps        Swaps      Maturity (2)
---------------------------------------   ---------- -------------- ------------ ---------- -------------- ------------
                                                                      (Dollars in millions)
   Baa
   Credit default swaps referencing
     indices.............................   $    5      $    193        5.0        $    5      $    193        5.0
--------
(1)The rating agency designations are based on availability and the midpoint of the applicable ratings among Moody's Investors Service ("Moody's"), S&P
   Global Ratings ("S&P") and Fitch Ratings. If no rating is available from a rating agency, then an internally developed rating is used.

(2)The weighted average years to maturity of the credit default swaps is calculated based on weighted average gross notional amounts.

Credit Risk on Freestanding Derivatives

   The Company may be exposed to credit-related losses in the event of nonperformance by its counterparties to derivatives. Generally, the current credit exposure of the Company's derivatives is limited to the net positive estimated fair value of derivatives at the reporting date after taking into consideration the existence of master netting or similar agreements and any collateral received pursuant to such agreements.

   The Company manages its credit risk related to derivatives by entering into transactions with creditworthy counterparties in jurisdictions in which it understands that close-out netting should be enforceable and establishing and monitoring exposure limits. The Company's OTC-bilateral derivative transactions are governed by the International Swaps and Derivatives Association, Inc.
("ISDA") Master Agreements which provide for legally enforceable set-off and close-out netting of exposures to specific counterparties in the event of early termination of a transaction, which includes, but is not limited to, events of default and bankruptcy. In the event of an early termination, close-out netting permits the Company (subject to financial regulations such as the Orderly
Liquidation Authority under Title II of Dodd-Frank) to set off receivables from the counterparty against payables to the same counterparty arising out of all included transactions and to apply collateral to the obligations without application of the automatic stay, upon the counterparty's bankruptcy. All of the Company's ISDA Master Agreements also include Credit Support Annex provisions which require both the pledging and accepting of collateral in connection with its OTC-bilateral derivatives as required by applicable law.
Additionally, effective September 1, 2021, the Company is required to pledge initial margin for certain new OTC-bilateral derivative transactions to third party custodians.

   The Company's OTC-cleared derivatives are effected through central clearing counterparties and its exchange-traded derivatives are effected through regulated exchanges. Such positions are marked to market and margined on a daily basis (both initial margin and variation margin), and the Company has minimal exposure to credit-related losses in the event of nonperformance by brokers and central clearinghouses to such derivatives.

                                    MTL-68

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Derivatives (continued)

   See Note 7 for a description of the impact of credit risk on the valuation of derivatives.

   The estimated fair values of the Company's net derivative assets and net derivative liabilities after the application of master netting agreements and collateral were as follows at:

                                                                                           December 31,
                                                                              --------------------------------------
                                                                                      2021                2020
                                                                              -------------------  -----------------
Derivatives Subject to a Master Netting Arrangement or a Similar Arrangement   Assets  Liabilities Assets Liabilities
----------------------------------------------------------------------------  -------  ----------- ------ -----------
                                                                                           (In millions)
     Gross estimated fair value of derivatives:
     OTC-bilateral (1)....................................................... $   194     $ 131    $ 102    $   174
     OTC-cleared (1).........................................................       5        --        5         --
                                                                              -------     -----    -----    -------
        Total estimated fair value of derivatives presented on the
          consolidated balance sheets (1)....................................     199       131      107        174
     Gross amounts not offset on the consolidated balance sheets:............
     Gross estimated fair value of derivatives: (2)
     OTC-bilateral...........................................................     (56)      (56)     (55)       (55)
     OTC-cleared.............................................................      --        --       --         --
     Cash collateral: (3), (4)
     OTC-bilateral...........................................................     (94)       --      (44)        --
     OTC-cleared.............................................................      (5)       --       (5)        --
     Securities collateral: (5)
     OTC-bilateral...........................................................     (35)      (75)      (3)      (118)
     OTC-cleared.............................................................      --        --       --         --
                                                                              -------     -----    -----    -------
       Net amount after application of master netting agreements and
          collateral......................................................... $     9     $  --    $  --    $     1
                                                                              =======     =====    =====    =======
--------
(1)At December 31, 2021 and 2020, derivative assets included income (expense)
   accruals reported in accrued investment income or in other liabilities of
   $7 million and $3 million, respectively, and derivative liabilities included
   (income) or expense accruals reported in accrued investment income or in other liabilities of ($1) million and ($4) million, respectively.

(2)Estimated fair value of derivatives is limited to the amount that is subject to set-off and includes income or expense accruals.

(3)Cash collateral received by the Company for OTC-bilateral and OTC-cleared derivatives, where the centralized clearinghouse treats variation margin as collateral, is included in cash and cash equivalents, short-term investments or in fixed maturity securities AFS, and the obligation to return it is included in payables for collateral under securities loaned and other transactions on the balance sheet.

(4)The receivable for the return of cash collateral provided by the Company is inclusive of initial margin on OTC-cleared derivatives and is included in premiums, reinsurance and other receivables on the balance sheet. The amount of cash collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreements. At
   December 31, 2021 and 2020, the Company received excess cash collateral of
   $21 million and $19 million, respectively, and provided no excess cash collateral.

                                    MTL-69

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Derivatives (continued)

(5)Securities collateral received by the Company is held in separate custodial accounts and is not recorded on the balance sheet. Subject to certain constraints, the Company is permitted by contract to sell or re-pledge this collateral, but at December 31, 2021, none of the collateral had been sold or re-pledged. Securities collateral pledged by the Company is reported in fixed maturity securities AFS on the balance sheet. Subject to certain constraints, the counterparties are permitted by contract to sell or re-pledge this collateral. The amount of securities collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreements and cash collateral. At December 31, 2021 and 2020, the Company received excess securities collateral with an estimated fair value of $62 million and $11 million, respectively, for its
   OTC-bilateral derivatives, which are not included in the table above due to the foregoing limitation. At December 31, 2021 and 2020, the Company provided excess securities collateral with an estimated fair value of
   $17 million and $21 million, respectively, for its OTC-bilateral derivatives, $6 million and $8 million, respectively, for its OTC-cleared derivatives, and $1 million and $0, respectively, for its exchange-traded derivatives which are not included in the table above due to the foregoing limitation.

   The Company's collateral arrangements for its OTC-bilateral derivatives generally require the counterparty in a net liability position, after considering the effect of netting agreements, to pledge collateral when the collateral amount owed by that counterparty reaches a minimum transfer amount.
All of the Company's netting agreements for derivatives contain provisions that require both MTL and the counterparty to maintain a specific investment grade financial strength or credit rating from each of Moody's and S&P. If a party's financial strength or credit rating were to fall below that specific investment grade financial strength or credit rating, that party would be in violation of these provisions, and the other party to the derivatives could terminate the transactions and demand immediate settlement and payment based on such party's reasonable valuation of the derivatives.

   The following table presents the estimated fair value of the Company's
OTC-bilateral derivatives that were in a net liability position after considering the effect of netting agreements, together with the estimated fair value and balance sheet location of the collateral pledged.

                                                      December 31,
                                               --------------------------
                                                   2021         2020
                                               ------------ -------------
                                                     (In millions)
      Estimated fair value of derivatives in
        a net liability position (1).......... $         75 $         119
      Estimated fair value of collateral
        provided:
      Fixed maturity securities AFS........... $         80 $         133
--------
(1) After taking into consideration the existence of netting agreements.

Embedded Derivatives

   The Company issues certain products or purchases certain investments that contain embedded derivatives that are required to be separated from their host contracts and accounted for as freestanding derivatives.

                                    MTL-70

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Derivatives (continued)

   The following table presents the estimated fair value and balance sheet location of the Company's embedded derivatives that have been separated from their host contracts at:

                                                                                        December 31,
                                                                                      ----------------
                                                          Balance Sheet Location       2021     2020
                                                       ------------------------------ ------- --------
                                                                                       (In millions)
Embedded derivatives within liability host contracts:
Funds withheld on ceded reinsurance................... Other liabilities              $    57 $    100
Other guarantees...................................... Policyholder account balances        4       22
                                                                                      ------- --------
       Embedded derivatives within liability host contracts...................        $    61 $    122
                                                                                      ======= ========

7. Fair Value

   When developing estimated fair values, the Company considers three broad valuation approaches: (i) the market approach, (ii) the income approach, and
(iii) the cost approach. The Company determines the most appropriate valuation approach to use, given what is being measured and the availability of sufficient inputs, giving priority to observable inputs. The Company categorizes its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the significant input with the lowest level in its valuation. The input levels are as follows:

                Level 1  Unadjusted quoted prices in active
                         markets for identical assets or
                         liabilities. The Company defines
                         active markets based on average
                         trading volume for equity securities.
                         The size of the bid/ask spread is
                         used as an indicator of market
                         activity for fixed maturity
                         securities AFS.

                Level 2  Quoted prices in markets that are not
                         active or inputs that are observable
                         either directly or indirectly. These
                         inputs can include quoted prices for
                         similar assets or liabilities other
                         than quoted prices in Level 1, quoted
                         prices in markets that are not
                         active, or other significant inputs
                         that are observable or can be derived
                         principally from or corroborated by
                         observable market data for
                         substantially the full term of the
                         assets or liabilities.

                Level 3  Unobservable inputs that are
                         supported by little or no market
                         activity and are significant to the
                         determination of estimated fair value
                         of the assets or liabilities.
                         Unobservable inputs reflect the
                         reporting entity's own assumptions
                         about the assumptions that market
                         participants would use in pricing the
                         asset or liability.

   Financial markets are susceptible to severe events evidenced by rapid depreciation in asset values accompanied by a reduction in asset liquidity. The
Company's ability to sell securities, as well as the price ultimately realized for these securities, depends upon the demand and liquidity in the market and increases the use of judgment in determining the estimated fair value of certain securities.

   Considerable judgment is often required in interpreting the market data used to develop estimates of fair value, and the use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

                                    MTL-71

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Fair Value (continued)

Recurring Fair Value Measurements

   The assets and liabilities measured at estimated fair value on a recurring basis and their corresponding placement in the fair value hierarchy, including those items for which the Company has elected the FVO, are presented below at:

                                                             December 31, 2021
                                            ---------------------------------------------------
                                                   Fair Value Hierarchy
                                            -----------------------------------
                                                                                Total Estimated
                                              Level 1     Level 2     Level 3     Fair Value
                                            ----------- ----------- ----------- ---------------
                                                               (In millions)
Assets
Fixed maturity securities AFS:
U.S. corporate............................. $        -- $     6,556 $     1,942  $      8,498
Foreign corporate..........................          --       3,607       1,289         4,896
U.S. government and agency.................       3,219         900          --         4,119
RMBS.......................................          --       2,684         252         2,936
ABS........................................          --       1,895         400         2,295
Foreign government.........................          --       1,931          44         1,975
CMBS.......................................          --       1,387         103         1,490
Municipals.................................          --       1,070          --         1,070
                                            ----------- ----------- -----------  ------------
   Total fixed maturity securities AFS.....       3,219      20,030       4,030        27,279
                                            ----------- ----------- -----------  ------------
Short-term investments.....................         272          17          --           289
Other investments..........................          --           2         205           207
Derivative assets: (1)
Interest rate..............................          --          24           2            26
Foreign currency exchange rate.............          --         160          --           160
Credit.....................................          --           6          --             6
Equity market..............................          --          --          --            --
                                            ----------- ----------- -----------  ------------
   Total derivative assets.................          --         190           2           192
                                            ----------- ----------- -----------  ------------
Separate account assets (2)................         161       4,716         173         5,050
                                            ----------- ----------- -----------  ------------
   Total assets............................ $     3,652 $    24,955 $     4,410  $     33,017
                                            =========== =========== ===========  ============
Liabilities
Derivative liabilities: (1)
Interest rate.............................. $        -- $        -- $        --  $         --
Foreign currency exchange rate.............          --          52          --            52
Credit.....................................          --          --          --            --
Equity market..............................          --          80          --            80
                                            ----------- ----------- -----------  ------------
   Total derivative liabilities............          --         132          --           132
                                            ----------- ----------- -----------  ------------
Embedded derivatives within liability host
  contracts (3)............................          --          --          61            61
                                            ----------- ----------- -----------  ------------
   Total liabilities....................... $        -- $       132 $        61  $        193
                                            =========== =========== ===========  ============

                                    MTL-72

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Fair Value (continued)

                                                     December 31, 2020
                                    ---------------------------------------------------
                                           Fair Value Hierarchy
                                    -----------------------------------
                                                                        Total Estimated
                                      Level 1     Level 2     Level 3     Fair Value
                                    ----------- ----------- ----------- ---------------
                                                       (In millions)
Assets
Fixed maturity securities AFS:
U.S. corporate..................... $        -- $     6,887 $     1,175  $      8,062
Foreign corporate..................          --       3,396         914         4,310
U.S. government and agency.........       2,895         981          --         3,876
RMBS...............................          --       1,934         222         2,156
ABS................................          --       1,125         121         1,246
Foreign government.................          --       1,819          44         1,863
CMBS...............................          --       1,347          19         1,366
Municipals.........................          --         846          --           846
                                    ----------- ----------- -----------  ------------
   Total fixed maturity securities
     AFS...........................       2,895      18,335       2,495        23,725
                                    ----------- ----------- -----------  ------------
Short-term investments.............          --           7          --             7
Other investments..................           8          12         161           181
Derivative assets: (1)
Interest rate......................          --          31          --            31
Foreign currency exchange rate.....          --          67          --            67
Credit.............................          --           6          --             6
Equity market......................          --          --          --            --
                                    ----------- ----------- -----------  ------------
   Total derivative assets.........          --         104          --           104
                                    ----------- ----------- -----------  ------------
Separate account assets (2)........          84       4,118         140         4,342
                                    ----------- ----------- -----------  ------------
   Total assets.................... $     2,987 $    22,576 $     2,796  $     28,359
                                    =========== =========== ===========  ============
Liabilities
Derivative liabilities: (1)
Interest rate...................... $        -- $        -- $        --  $         --
Foreign currency exchange rate.....          --         151          --           151
Credit.............................          --           1          --             1
Equity market......................          --          26          --            26
                                    ----------- ----------- -----------  ------------
   Total derivative liabilities....          --         178          --           178
                                    ----------- ----------- -----------  ------------
Embedded derivatives within
  liability host contracts (3).....          --          --         122           122
                                    ----------- ----------- -----------  ------------
   Total liabilities............... $        -- $       178 $       122  $        300
                                    =========== =========== ===========  ============
--------
(1)Derivative assets are presented within other invested assets on the consolidated balance sheets and derivative liabilities are presented within other liabilities on the consolidated balance sheets. The amounts are presented gross in the tables above to reflect the presentation on the consolidated balance sheets, but are presented net for purposes of the rollforward in the Fair Value Measurements Using Significant Unobservable
   Inputs (Level 3) tables.

                                    MTL-73

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Fair Value (continued)

(2)Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the estimated fair value of separate account assets.

(3)Embedded derivatives within liability host contracts are presented within policyholder account balances and other liabilities on the consolidated balance sheets.

   The following describes the valuation methodologies used to measure assets and liabilities at fair value.

  Investments

   Securities, Short-term Investments and Other Investments

      When available, the estimated fair value of these financial instruments is based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management's judgment.

      When quoted prices in active markets are not available, the determination of estimated fair value of securities is based on market standard valuation methodologies, giving priority to observable inputs. The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. When observable inputs are not available, the market standard valuation methodologies rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data.
   These unobservable inputs can be based in large part on management's judgment or estimation and cannot be supported by reference to market activity. Unobservable inputs are based on management's assumptions about the inputs market participants would use in pricing such investments.

      The estimated fair value of short-term investments and other investments is determined on a basis consistent with the methodologies described herein.

      The valuation approaches and key inputs for each category of assets or liabilities that are classified within Level 2 and Level 3 of the fair value hierarchy are presented below. The primary valuation approaches are the market approach, which considers recent prices from market transactions involving identical or similar assets or liabilities, and the income approach, which converts expected future amounts (e.g. cash flows) to a single current, discounted amount. The valuation of most instruments listed below is determined using independent pricing sources, matrix pricing, discounted cash flow methodologies or other similar techniques that use either observable market inputs or unobservable inputs.

                                    MTL-74

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Fair Value (continued)

-----------------------------------------------------------------------------------------------------------------
Instrument                       Level 2                                            Level 3
                            Observable Inputs                                 Unobservable Inputs
-----------------------------------------------------------------------------------------------------------------
Fixed maturity securities AFS
-----------------------------------------------------------------------------------------------------------------
 U.S. corporate and Foreign corporate securities
-----------------------------------------------------------------------------------------------------------------
            Valuation Approaches: Principally the market and   Valuation Approaches: Principally the market
            income approaches.                                 approach.
            Key Inputs:                                        Key Inputs:
            . quoted prices in markets that are not active     . illiquidity premium
            . benchmark yields; spreads off benchmark yields;  . delta spread adjustments to reflect specific
              new issuances; issuer ratings                      credit-related issues
            . trades of identical or comparable securities;    . credit spreads
              duration                                         . quoted prices in markets that are not active
            . privately-placed securities are valued using       for identical or similar securities that are
              the additional key inputs:                         less liquid and based on lower levels of
              .  market yield curve; call provisions             trading activity than securities classified in
              .  observable prices and spreads for similar       Level 2
                 public or private securities that             . independent non-binding broker quotations
                 incorporate the credit quality and industry
                 sector of the issuer
              .  delta spread adjustments to reflect specific
                 credit-related issues
-----------------------------------------------------------------------------------------------------------------
 U.S. government and agency securities, Foreign government securities and Municipals
-----------------------------------------------------------------------------------------------------------------
            Valuation Approaches: Principally the market       Valuation Approaches: Principally the market
            approach.                                          approach.
            Key Inputs:                                        Key Inputs:

            . quoted prices in markets that are not active     . independent non-binding broker quotations
            . benchmark U.S. Treasury yield or other yields    . quoted prices in markets that are not active
            . the spread off the U.S. Treasury yield curve       for identical or similar securities that are
              for the identical security                         less liquid and based on lower levels of
            . issuer ratings and issuer spreads;                 trading activity than securities classified in
              broker-dealer quotations                           Level 2
            . comparable securities that are actively traded   . credit spreads
-----------------------------------------------------------------------------------------------------------------
 Structured Products
-----------------------------------------------------------------------------------------------------------------
            Valuation Approaches: Principally the market and   Valuation Approaches: Principally the market and
            income approaches.                                 income approaches.
            Key Inputs:                                        Key Inputs:

            . quoted prices in markets that are not active     . credit spreads
            . spreads for actively traded securities; spreads  . quoted prices in markets that are not active
              off benchmark yields                               for identical or similar securities that are
            . expected prepayment speeds and volumes             less liquid and based on lower levels of
            . current and forecasted loss severity; ratings;     trading activity than securities classified in
              geographic region                                  Level 2
            . weighted average coupon and weighted average     . independent non-binding broker quotations
              maturity                                         . credit ratings
            . average delinquency rates; DSCR
            . credit ratings
            . issuance-specific information, including, but
              not limited to:
              .  collateral type; structure of the security;
                 vintage of the loans
              .  payment terms of the underlying assets
              .  payment priority within the tranche; deal
                 performance
-----------------------------------------------------------------------------------------------------------------

                                    MTL-75

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Fair Value (continued)

-----------------------------------------------------------------------------------------------------------------
Instrument                       Level 2                                            Level 3
                            Observable Inputs                                 Unobservable Inputs
-----------------------------------------------------------------------------------------------------------------
Short-term investments and Other investments
-----------------------------------------------------------------------------------------------------------------
            .  Certain short-term investments and certain      .  Certain short-term investments and certain
               other investments are of a similar nature and      other investments are of a similar nature and
               class to the fixed maturity securities AFS         class to the fixed maturity securities AFS
               described above; while certain other               described above, while certain other
               investments are similar to equity securities.      investments are similar to equity securities.
               The valuation approaches and observable inputs     The valuation approaches and unobservable
               used in their valuation are also similar to        inputs used in their valuation are also
               those described above. Other investments           similar to those described above. Other
               contain equity securities valued using quoted      investments contain equity securities that use
               prices in markets that are not considered          key unobservable inputs such as credit
               active.                                            ratings; issuance structures, in addition to
                                                                  those described above for fixed maturities AFS.
-----------------------------------------------------------------------------------------------------------------
Separate account assets (1)
-----------------------------------------------------------------------------------------------------------------
 Mutual funds and hedge funds without readily determinable fair values as prices are not published publicly
-----------------------------------------------------------------------------------------------------------------
            Key Input:                                         .  N/A
            . quoted prices or reported net asset value
              provided by the fund managers
-----------------------------------------------------------------------------------------------------------------
--------
(1)Estimated fair value equals carrying value, based on the value of the underlying assets, including: mutual fund interests, fixed maturity securities, equity securities, derivatives, hedge funds, short-term investments and cash and cash equivalents. The estimated fair value of fixed maturity securities, equity securities, derivatives, short-term investments and cash and cash equivalents is determined on a basis consistent with the assets described under "-- Securities, Short-term Investments and Other
   Investments" and "-- Derivatives -- Freestanding Derivatives."

  Derivatives

     The estimated fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives, or through the use of pricing models for OTC-bilateral and OTC-cleared derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that management believes are consistent with what other market participants would use when pricing such instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk, nonperformance risk, volatility, liquidity and changes in estimates and assumptions used in the pricing models.

     The significant inputs to the pricing models for most OTC-bilateral and
  OTC-cleared derivatives are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data.
  Certain OTC-bilateral and OTC-cleared derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. These unobservable inputs may involve significant management judgment or estimation. Unobservable inputs are based on management's assumptions about the inputs market participants would use in pricing such derivatives.

     Most inputs for OTC-bilateral and OTC-cleared derivatives are mid-market inputs but, in certain cases, liquidity adjustments are made when they are deemed more representative of exit value. Market liquidity, as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company's derivatives and could materially affect net income.

     The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all OTC-bilateral and OTC-cleared derivatives, and any potential credit adjustment is based on the

                                    MTL-76

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Fair Value (continued)

  net exposure by counterparty after taking into account the effects of netting agreements and collateral arrangements. The Company values its OTC-bilateral and OTC-cleared derivatives using standard swap curves which may include a spread to the risk-free rate, depending upon specific collateral arrangements. This credit spread is appropriate for those parties that execute trades at pricing levels consistent with similar collateral arrangements. As the Company and its significant derivative counterparties generally execute trades at such pricing levels and hold sufficient collateral, additional credit risk adjustments are not currently required in the valuation process. The Company's ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. An evaluation of the requirement to make additional credit risk adjustments is performed by the Company each reporting period.

   Freestanding Derivatives

     Level 2 Valuation Approaches and Key Inputs;

        This level includes all types of derivatives utilized by the Company with the exception of derivatives with unobservable inputs as described in
     Level 3.

     Level 3 Valuation Approaches and Key Inputs:

        These valuation methodologies generally use the same inputs as described in the corresponding sections for Level 2 measurements of derivatives. However, these derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data.

        Freestanding derivatives are principally valued using the income approach. Valuations of non-option-based derivatives utilize present value techniques, whereas valuations of option-based derivatives utilize option pricing models. Key inputs are as follows:

    Instrument          Interest Rate      Foreign Currency          Credit            Equity Market
                                             Exchange Rate
--------------------------------------------------------------------------------------------------------
 Inputs common to    .swap yield curves   .swap yield curves   .swap yield curves   .equity volatility
 Level 2 by                                                                          (1)
 instrument type     .basis curves        .basis curves        .credit curves
                     .interest rate
                      volatility (1)      .currency spot rates .recovery rates
                                          .cross currency
                                           basis curves
--------------------------------------------------------------------------------------------------------
 Level 3             . interest rate
                     volatility (1), (2)
--------------------------------------------------------------------------------------------------------
--------
(1) Option-based only.

(2) Extrapolation beyond the observable limits of the curve(s).

  Embedded Derivatives

     Embedded derivatives are primarily included within funds withheld on ceded reinsurance. Embedded derivatives are recorded at estimated fair value with changes in estimated fair value reported in net income.

     The estimated fair value of the embedded derivatives within funds withheld related to certain ceded reinsurance is determined based on the change in estimated fair value of the underlying assets held by the Company in a reference portfolio backing the funds withheld liability. The estimated fair value of the underlying assets is determined as described in "-- Investments
  -- Securities, Short-term Investments and Other Investments." The estimated fair value of these embedded derivatives is included, along with their funds withheld hosts, in other liabilities on the consolidated balance sheets with changes in estimated fair value

                                    MTL-77

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Fair Value (continued)

  recorded in net derivative gains (losses). Changes in the credit spreads on the underlying assets, interest rates and market volatility may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.

   Embedded Derivatives Within Liability Host Contracts

     Level 3 Valuation Approaches and Key Inputs:

       Embedded derivatives within funds withheld on ceded reinsurance

          These embedded derivatives are principally valued using the income approach. The valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curves and the fair value of assets within the reference portfolio. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data.
       Significant unobservable inputs generally include the fair value of certain assets within the reference portfolio which are not observable in the market and cannot be derived principally from, or corroborated by, observable market data.

  Transfers between Levels

     Overall, transfers between levels occur when there are changes in the observability of inputs and market activity.

   Transfers into or out of Level 3:

      Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency.
   Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable.

  Assets and Liabilities Measured at Fair Value Using Significant Unobservable
  Inputs (Level 3)

     The following table presents certain quantitative information about the significant unobservable inputs used in the fair value measurement, and the sensitivity of the estimated fair value to changes in those inputs, for the more significant asset and liability classes measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at:

                                                                             December 31, 2021    December 31, 2020
                                                                            -------------------- --------------------
                                                          Significant                 Weighted             Weighted
                             Valuation Techniques     Unobservable Inputs    Range   Average (1)  Range   Average (1)
                          --------------------------- --------------------- -------- ----------- -------- -----------
Fixed maturity
 securities AFS (3)
U.S. corporate and        Matrix pricing              Offered quotes (4)     1 - 138     106     -- - 150     115
 foreign corporate.......
                          Market pricing              Quoted prices (4)     56 - 117      96     46 - 109      92
                          --------------------------------------------------------------------------------------------
RMBS..................... Market pricing              Quoted prices (4)     68 - 121     100     70 - 109      97
                          --------------------------------------------------------------------------------------------
ABS...................... Market pricing              Quoted prices (4)     92 - 110     101     88 - 106     101
                          --------------------------------------------------------------------------------------------
Derivatives
Interest rate............ Present value techniques    Volatility (6)         1% - 1%      1%      -- - --      --
                          --------------------------------------------------------------------------------------------
                                                                                Impact of
                                                                            Increase in Input
                                                          Significant         on Estimated
                             Valuation Techniques     Unobservable Inputs    Fair Value (2)
                          --------------------------- --------------------- -----------------
Fixed maturity
 securities AFS (3)
U.S. corporate and        Matrix pricing              Offered quotes (4)         Increase
 foreign corporate.......
                          Market pricing              Quoted prices (4)          Increase
                          -------------------------------------------------------------------
RMBS..................... Market pricing              Quoted prices (4)         Increase (5)
                          -------------------------------------------------------------------
ABS...................... Market pricing              Quoted prices (4)         Increase (5)
                          -------------------------------------------------------------------
Derivatives
Interest rate............ Present value techniques    Volatility (6)            Increase (7)
                          -------------------------------------------------------------------

                                    MTL-78

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Fair Value (continued)

--------
(1)The weighted average for fixed maturity securities AFS and derivatives is determined based on the estimated fair value of the securities and derivatives.

(2)The impact of a decrease in input would have resulted in the opposite impact on estimated fair value.

(3)Significant increases (decreases) in expected default rates in isolation would have resulted in substantially lower (higher) valuations.

(4)Range and weighted average are presented in accordance with the market convention for fixed maturity securities AFS of dollars per hundred dollars of par.

(5)Changes in the assumptions used for the probability of default would have been accompanied by a directionally similar change in the assumption used for the loss severity and a directionally opposite change in the assumptions used for prepayment rates.

(6)Ranges represent the underlying interest rate volatility quoted in percentage points. Since this valuation methodology uses an equivalent of
   LIBOR for secured overnight financing rate volatility, presenting a range is more representative of the unobservable input used in the valuation.

(7)Changes in estimated fair value are based on long U.S. dollar net asset positions and will be inversely impacted for short U.S. dollar net asset positions.

     Generally, all other classes of assets and liabilities classified within
  Level 3 that are not included in the preceding table use the same valuation techniques and significant unobservable inputs as previously described for
  Level 3. The sensitivity of the estimated fair value to changes in the significant unobservable inputs for these other assets and liabilities is similar in nature to that described in the preceding table.

                                    MTL-79

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Fair Value (continued)

      The following tables summarize the change of all assets (liabilities)
   measured at estimated fair value on a recurring basis using significant unobservable inputs (Level 3):

                                                                        Fair Value Measurements Using
                                                                  Significant Unobservable Inputs (Level 3)
                                               -------------------------------------------------------------------------------
                                                  Fixed Maturity Securities AFS
                                               -----------------------------------
                                                                                                                        Net
                                                                                                   Net     Separate  Embedded
                                                             Structured  Foreign      Other    Derivatives Accounts Derivatives
                                               Corporate (6)  Products  Government Investments     (7)       (8)        (9)
                                               ------------- ---------- ---------- ----------- ----------- -------- -----------
                                                                                (In millions)
Balance, January 1, 2020......................   $    953      $  241     $  44      $   --       $ --      $   65     $ (49)
Total realized/unrealized gains (losses)
  included in net income (loss) (1), (2)......          4           2        --          35         --          (5)      (73)
Total realized/unrealized gains (losses)
  included in AOCI............................        107           5        --          --         --          --        --
Purchases (3).................................        752         151        --          --         --          86        --
Sales (3).....................................        (30)        (42)       --          --         --          (6)       --
Issuances (3).................................         --          --        --          --         --          --        --
Settlements (3)...............................         --          --        --          --         --          --        --
Transfers into Level 3 (4)....................        441           5        --         126         --          --        --
Transfers out of Level 3 (4)..................       (138)         --        --          --         --          --        --
                                                 --------      ------     -----      ------       ----      ------     -----
Balance, December 31, 2020....................   $  2,089      $  362     $  44      $  161       $ --      $  140     $(122)
                                                 ========      ======     =====      ======       ====      ======     =====
Total realized/unrealized gains (losses)
  included in net income (loss) (1), (2)......          5           3        --          44          1          21        63
Total realized/unrealized gains (losses)
  included in AOCI............................        (42)          6        --          --         --          --        --
Purchases (3).................................      1,363         470        --          --          1          12        --
Sales (3).....................................       (111)        (72)       --          --         --          --        --
Issuances (3).................................         --          --        --          --         --          --        --
Settlements (3)...............................         --          --        --          --         --          --        (2)
Transfers into Level 3 (4)....................         11           3        --          --         --          --        --
Transfers out of Level 3 (4)..................        (84)        (17)       --          --         --          --        --
                                                 --------      ------     -----      ------       ----      ------     -----
Balance, December 31, 2021....................   $  3,231      $  755     $  44      $  205       $  2      $  173     $ (61)
                                                 ========      ======     =====      ======       ====      ======     =====
Changes in unrealized gains (losses) included
  in net income (loss) for the instruments
  still held at December 31, 2019: (5)........   $    (13)     $    2     $  --      $   --       $ --      $   --     $ (89)
                                                 ========      ======     =====      ======       ====      ======     =====
Changes in unrealized gains (losses) included
  in net income (loss) for the instruments
  still held at December 31, 2020: (5)........   $      4      $    2     $  --      $   35       $ --      $   --     $ (73)
                                                 ========      ======     =====      ======       ====      ======     =====
Changes in unrealized gains (losses) included
  in net income (loss) for the instruments
  still held at December 31, 2021: (5)........   $      3      $    1     $  --      $   44       $  1      $   --     $  63
                                                 ========      ======     =====      ======       ====      ======     =====
Changes in unrealized gains (losses)
  included in AOCI for the instruments still
  held at December 31, 2020: (5)..............   $    107      $    5     $  --      $   --       $ --      $   --     $  --
                                                 ========      ======     =====      ======       ====      ======     =====
Changes in unrealized gains (losses)
  included in AOCI for the instruments
  still held at December 31, 2021: (5)........   $    (25)     $    7     $  --      $   --       $ --      $   --     $  --
                                                 ========      ======     =====      ======       ====      ======     =====
Gains (Losses) Data for the year ended
  December 31, 2019:
Total realized/unrealized gains (losses)
  included in net income (loss) (1), (2)......   $    (11)     $    3     $  --      $   --       $ --      $   --     $ (89)
Total realized/unrealized gains (losses)
  included in AOCI............................   $     99      $    4     $   4      $   --       $ --      $   --     $  --

                                    MTL-80

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Fair Value (continued)

--------
(1)Amortization of premium/accretion of discount is included within net investment income. Impairments charged to net income (loss) on securities are included in net investment gains (losses). Lapses associated with net embedded derivatives are included in net derivative gains (losses).
   Substantially all realized/unrealized gains (losses) included in net income
   (loss) for net embedded derivatives are reported in net derivative gains
   (losses).

(2)Interest accruals, as well as cash interest coupons received, are excluded from the rollforward.

(3)Items purchased/issued and then sold/settled in the same period are excluded from the rollforward. Fees attributed to embedded derivatives are included in settlements.

(4)Items transferred into and then out of Level 3 in the same period are excluded from the rollforward.

(5)Changes in unrealized gains (losses) included in net income (loss) and included in AOCI relate to assets and liabilities still held at the end of the respective periods. Substantially all changes in unrealized gains
   (losses) included in net income (loss) for net embedded derivatives are reported in net derivative gains (losses).

(6)Comprised of U.S. and foreign corporate securities.

(7)Freestanding derivative assets and liabilities are presented net for purposes of the rollforward.

(8)Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders within separate account liabilities. Therefore, such changes in estimated fair value are not recorded in net income (loss). For the purpose of this disclosure, these changes are presented within net income (loss). Separate account assets and liabilities are presented net for the purposes of the rollforward.

(9)Embedded derivative assets and liabilities are presented net for purposes of the rollforward.

Fair Value of Financial Instruments Carried at Other Than Fair Value

   The following tables provide fair value information for financial instruments that are carried on the balance sheet at amounts other than fair value. These tables exclude the following financial instruments: cash and cash equivalents, accrued investment income and payables for collateral under securities loaned and other transactions. The Company believes that due to the short-term nature of these excluded assets, which are primarily classified in
Level 2, the estimated fair value approximates carrying value. All remaining balance sheet amounts excluded from the tables below are not considered financial instruments subject to this disclosure.

                                    MTL-81

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Fair Value (continued)

   The carrying values and estimated fair values for such financial instruments, and their corresponding placement in the fair value hierarchy, are summarized as follows at:

                                                 December 31, 2021
                                 -------------------------------------------------
                                               Fair Value Hierarchy
                                            ---------------------------
                                                                          Total
                                  Carrying                              Estimated
                                   Value    Level 1 Level 2   Level 3   Fair Value
                                 ---------- ------- ------- ----------- ----------
                                                   (In millions)
Assets
Mortgage loans.................. $    6,876 $    -- $    -- $     7,096 $    7,096
Policy loans.................... $    1,647 $    -- $    -- $     2,258 $    2,258
Other invested assets........... $      150 $    -- $   145 $        13 $      158
Premiums, reinsurance and other
  receivables................... $    1,076 $    -- $    68 $     1,124 $    1,192
Liabilities
Policyholder account balances... $    5,742 $    -- $    -- $     6,063 $    6,063
Long term debt.................. $      106 $    -- $   120 $        -- $      120
Separate account liabilities.... $      634 $    -- $   634 $        -- $      634

                                                December 31, 2020
                                 ------------------------------------------------
                                               Fair Value Hierarchy
                                            --------------------------
                                                                         Total
                                  Carrying                             Estimated
                                   Value    Level 1 Level 2  Level 3   Fair Value
                                 ---------- ------- ------- ---------- ----------
                                                  (In millions)
Assets
Mortgage loans.................. $    4,620 $    -- $    -- $    4,885 $    4,885
Policy loans.................... $    1,713 $    -- $    -- $    2,513 $    2,513
Other invested assets........... $      157 $    -- $   157 $       -- $      157
Premiums, reinsurance and other
  receivables................... $    1,074 $    -- $    87 $    1,149 $    1,236
Liabilities
Policyholder account balances... $    3,949 $    -- $    -- $    4,373 $    4,373
Long term debt.................. $      106 $    -- $   126 $       -- $      126
Separate account liabilities.... $      422 $    -- $   422 $       -- $      422

8. Long-term Debt

   The Company's long-term debt outstanding is comprised of a surplus note due in January 2024, which bears interest at a fixed rate of 7.63%. The outstanding balance of the surplus note was $106 million at both December 31, 2021 and 2020.

   Payments of interest and principal on the Company's surplus note are subordinate to all other obligations and may be made only with the prior approval of the insurance department of the state of domicile.

   Interest expense related to the surplus note, included in other expenses, was $9 million for each of the years ended December 31, 2021, 2020 and 2019.

                                    MTL-82

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Equity

Statutory Equity and Income

   MTL prepares statutory-basis financial statements in accordance with statutory accounting practices prescribed or permitted by the Nebraska
Department of Insurance. The National Association of Insurance Commissioners
("NAIC") has adopted the Codification of Statutory Accounting Principles
("Statutory Codification"). Statutory Codification is intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. Modifications by the state insurance department may impact the effect of Statutory Codification on the statutory capital and surplus of MTL.

   The state of domicile of MTL imposes risk-based capital ("RBC") requirements that were developed by the NAIC. Regulatory compliance is determined by a ratio of a company's total adjusted capital, calculated in the manner prescribed by the NAIC ("TAC"), with modifications by the state insurance department, to its authorized control level RBC, calculated in the manner prescribed by the NAIC
("ACL RBC"), based on the statutory-based filed financial statements. Companies below specific trigger levels or ratios are classified by their respective levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences is twice ACL RBC ("CAL RBC"). The CAL
RBC ratios for MTL were in excess of 370% and 380% at December 31, 2021 and
2020, respectively.

   Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt and valuing securities on a different basis.

   In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by MTL are net deferred income tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within three years. Further, statutory accounting principles do not give recognition to purchase accounting adjustments.

   Statutory net income (loss) of MTL, a Nebraska domiciled insurer, was
$185 million, ($237) million and ($13) million at December 31, 2021, 2020 and
2019, respectively. Statutory capital and surplus was $1.6 billion and
$1.4 billion at December 31, 2021 and 2020, respectively. All such amounts are derived from the statutory-basis financial statements as filed with the
Nebraska Department of Insurance.

Dividend Restrictions

   Under the Nebraska Insurance Code, MTL is permitted, without prior insurance regulatory clearance, to pay a stockholder dividend to MetLife, Inc. as long as the amount of the dividend, when aggregated with all other dividends in the preceding 12 months, does not exceed the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year, or
(ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains), not including pro rata distributions of MTL's own securities. MTL will be permitted to pay a dividend to MetLife, Inc. in excess of the greater of such two amounts only if it files notice of the declaration of such a dividend and the amount thereof with the
Director of the Nebraska Department of Insurance (the "Nebraska Director") and
the Nebraska Director either approves the distribution of the dividend or does not disapprove the distribution within 30 days of its filing. In addition, any dividend that exceeds earned surplus (defined as "unassigned funds (surplus)"
excluding unrealized capital gains) as of the immediately preceding calendar year requires insurance regulatory approval. Under the Nebraska Insurance Code, the Nebraska Director has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders.

                                    MTL-83

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Equity (continued)

   MTL did not pay a dividend for the years ended December 31, 2021 and 2020.
Under Nebraska Insurance Code, MTL has calculated that it may pay approximately
$163 million to MetLife, Inc. without prior regulatory approval by the end of
2022.

Accumulated Other Comprehensive Income (Loss)

   Information regarding changes in the balances of each component of AOCI was as follows:

                                               Unrealized                       Foreign
                                            Investment Gains     Unrealized    Currency
                                            (Losses), Net of   Gains (Losses) Translation
                                           Related Offsets (1) on Derivatives Adjustments  Other     Total
                                           ------------------- -------------- ----------- -------  --------
                                                                     (In millions)
Balance at December 31, 2018..............      $    241          $    55       $   (15)  $    (8) $    273
OCI before reclassifications..............           795              (16)           14        (2)      791
Deferred income tax benefit (expense).....          (167)               3            (3)       --      (167)
                                                --------          -------       -------   -------  --------
   AOCI before reclassifications, net of
     income tax...........................           869               42            (4)      (10)      897
Amounts reclassified from AOCI............           (27)               1            --         1       (25)
Deferred income tax benefit (expense).....             6               --            --        --         6
                                                --------          -------       -------   -------  --------
   Amounts reclassified from AOCI, net
     of income tax........................           (21)               1            --         1       (19)
                                                --------          -------       -------   -------  --------
   Cumulative effects of changes in
     accounting principles, net of
     income tax...........................            --                1            --        --         1
                                                --------          -------       -------   -------  --------
Balance at December 31, 2019..............           848               44            (4)       (9)      879
OCI before reclassifications..............           635             (137)            2        (1)      499
Deferred income tax benefit (expense).....          (134)              29            --        --      (105)
                                                --------          -------       -------   -------  --------
   AOCI before reclassifications, net of
     income tax...........................         1,349              (64)           (2)      (10)    1,273
Amounts reclassified from AOCI............            (7)               3            --         1        (3)
Deferred income tax benefit (expense).....             2               (1)           --        --         1
                                                --------          -------       -------   -------  --------
   Amounts reclassified from AOCI, net
     of income tax........................            (5)               2            --         1        (2)
                                                --------          -------       -------   -------  --------
Balance at December 31, 2020..............         1,344              (62)           (2)       (9)    1,271
OCI before reclassifications..............          (601)             175            --        (1)     (427)
Deferred income tax benefit (expense).....           126              (37)           --        --        89
                                                --------          -------       -------   -------  --------
   AOCI before reclassifications, net of
     income tax...........................           869               76            (2)      (10)      933
Amounts reclassified from AOCI............           (67)              (7)           --         1       (73)
Deferred income tax benefit (expense).....            14                2            --        --        16
                                                --------          -------       -------   -------  --------
   Amounts reclassified from AOCI, net
     of income tax........................           (53)              (5)           --         1       (57)
                                                --------          -------       -------   -------  --------
Balance at December 31, 2021..............      $    816          $    71       $    (2)  $    (9) $    876
                                                ========          =======       =======   =======  ========
--------
(1)See Note 5 for information on offsets to investments related to policyholder liabilities, DAC and VOBA.

                                    MTL-84

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Equity (continued)

   Information regarding amounts reclassified out of each component of AOCI was as follows:

                                                             Years Ended December 31,
                                                          ------------------------------
                                                             2021      2020       2019
                                                          ---------  --------  ---------
                                                                                           Consolidated Statements of
AOCI Components                                            Amounts Reclassified from AOCI     Operations Locations
------------------------------------------------------    ------------------------------  ------------------------------
                                                                   (In millions)
Net unrealized investment gains (losses):
Net unrealized investment gains (losses)................. $      68  $      9  $      29  Net investment gains (losses)
Net unrealized investment gains (losses).................        (1)       (2)        (1) Net investment income
Net unrealized investment gains (losses).................        --        --         (1) Net derivative gains (losses)
                                                          ---------  --------  ---------
    Net unrealized investment gains (losses), before
     income tax..........................................        67         7         27
Income tax (expense) benefit.............................       (14)       (2)        (6)
                                                          ---------  --------  ---------
    Net unrealized investment gains (losses), net of
     income tax..........................................        53         5         21
                                                          ---------  --------  ---------
Unrealized gains (losses) on derivatives - cash flow
 hedges:
Foreign currency exchange rate derivatives...............         7        (3)        (1) Net investment gains (losses)
                                                          ---------  --------  ---------
    Gains (losses) on cash flow hedges, before income
     tax.................................................         7        (3)        (1)
Income tax (expense) benefit.............................        (2)        1         --
                                                          ---------  --------  ---------
    Gains (losses) on cash flow hedges, net of income
     tax.................................................         5        (2)        (1)
                                                          ---------  --------  ---------
Other....................................................        (1)       (1)        (1) Other expenses
                                                          ---------  --------  ---------
    Total reclassifications, net of income tax........... $      57  $      2  $      19
                                                          =========  ========  =========

10. Other Expenses

   Information on other expenses was as follows:

                                                                  Years Ended December 31,
                                                             ----------------------------------
                                                                2021        2020        2019
                                                             ----------  ----------  ----------
                                                                        (In millions)
General and administrative expenses (1)..................... $       42  $       50  $       56
Premium taxes, other taxes, and licenses & fees.............         18          25          21
Commissions and other variable expenses.....................         34         111         131
Capitalization of DAC.......................................        (40)        (41)        (39)
Amortization of DAC and VOBA................................         87          78          77
Interest expense on debt....................................          9           9           9
Other.......................................................          2           2           3
                                                             ----------  ----------  ----------
   Total other expenses..................................... $      152  $      234  $      258
                                                             ==========  ==========  ==========
--------
(1)Includes ($17) million, ($25) million and ($20) million for the years ended
   December 31, 2021, 2020 and 2019, respectively, for the net change in cash surrender value of investments in certain life insurance policies, net of premiums paid.

                                    MTL-85

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Other Expenses (continued)

Capitalization of DAC and Amortization of DAC and VOBA

   See Note 3 for additional information on DAC and VOBA including impacts of capitalization and amortization.

Expenses related to Debt

   See Note 8 for additional information on interest expense on debt.

Affiliated Expenses

   See Notes 4 and 13 for a discussion of affiliated expenses related to reinsurance and service agreement transactions, respectively, included in the table above.

11. Income Tax

   The provision for income tax was as follows:

                                                Years Ended December 31,
                                            -------------------------------
                                               2021       2020       2019
                                            ---------- ---------  ---------
                                                     (In millions)
   Current:
   U.S. federal............................ $        8 $      76  $     110
   U.S. state and local....................          1        --         --
                                            ---------- ---------  ---------
      Subtotal.............................          9        76        110
   Deferred:
   U.S. federal............................        148       (61)       (81)
                                            ---------- ---------  ---------
      Provision for income tax expense
        (benefit).......................... $      157 $      15  $      29
                                            ========== =========  =========

   The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported was as follows:

                                                                 Years Ended December 31,
                                                             --------------------------------
                                                                2021        2020       2019
                                                             ----------  ---------  ---------
                                                                       (In millions)
Tax provision at U.S. statutory rate........................ $      161  $      16  $      17
Tax effect of:
Dividend received deduction.................................         (1)        (1)        (1)
Tax-exempt income...........................................         (4)        (5)        (4)
Change in valuation allowance...............................         --         --          1
Other, net..................................................          1          5         16
                                                             ----------  ---------  ---------
   Provision for income tax expense (benefit)............... $      157  $      15  $      29
                                                             ==========  =========  =========

                                    MTL-86

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

11. Income Tax (continued)

   Deferred income tax represents the tax effect of the differences between the book and tax bases of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following at:

                                                     December 31,
                                              --------------------------
                                                  2021          2020
                                              ------------  ------------
                                                     (In millions)
       Deferred income tax assets:
       Policyholder liabilities and
         receivables......................... $      1,048  $      1,157
       Net operating loss carryforwards (1)..            4             3
       Employee benefits.....................            5             5
       Other.................................           --            12
                                              ------------  ------------
          Total gross deferred income tax
            assets...........................        1,057         1,177
       Less: Valuation allowance.............            4             3
                                              ------------  ------------
          Total net deferred income tax
            assets...........................        1,053         1,174
                                              ------------  ------------
       Deferred income tax liabilities:
       Investments, including derivatives....          987         1,085
       Intangibles...........................            7             9
       DAC...................................            8            14
       Net unrealized investment gains.......          235           340
       Other.................................          133            --
                                              ------------  ------------
          Total deferred income tax
            liabilities......................        1,370         1,448
                                              ------------  ------------
          Net deferred income tax asset
            (liability)...................... $       (317) $       (274)
                                              ============  ============
--------
(1)The Company has recorded a deferred tax asset of $4 million primarily related to U.S. state net operating loss carryforwards and an offsetting valuation allowance for the year ended December 31, 2021. U.S. state net operating loss carryforwards will expire between 2029 and 2041, whereas others have an unlimited carryforward period.

   The Company participates in a tax sharing agreement with MetLife, Inc., as described in Note 1. Pursuant to this tax sharing agreement, the amounts due to
(from) MetLife, Inc. included ($33) million and $19 million at
December 31, 2021 and 2020, respectively.

   The Company files income tax returns with the U.S. federal government and various U.S. state and local jurisdictions. The Company is under continuous examination by the Internal Revenue Service and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction and subsidiary. The
Company is no longer subject to U.S. federal, state, or local income tax examinations for years prior to 2014.

   The Company's overall liability for unrecognized tax benefits may increase or decrease in the next 12 months. For example, U.S. federal tax legislation and regulation could impact unrecognized tax benefits. A reasonable estimate of the increase or decrease cannot be made at this time. However, the Company continues to believe that the ultimate resolution of the pending issues will not result in a material change to its consolidated financial statements, although the resolution of income tax matters could impact the Company's effective tax rate for a particular future period.

   The Company had no unrecognized tax benefits for the years ended
December 31, 2021, 2020 and 2019.

                                    MTL-87

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

12. Contingencies and Commitments

Contingencies

  Litigation

      Various litigation, claims or assessments against the Company may arise in the course of the Company's business. Further, state insurance regulatory and other federal and state authorities may make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

      It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings. It is possible in certain cases that an adverse outcome could have a material effect upon the Company's financial position.

      On an annual basis, management reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's financial statements. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated.

  Pitt v. Metropolitan Tower Life, Inc., et al. (S.D. Cal., filed April 10,
  2020)

      In this putative class action, plaintiff alleges that the Company failed to comply with California statutes regarding lapse notice requirements for life insurance policies issued or delivered in the state. She seeks to represent a class of all past, present, and future owners and beneficiaries of the Company's individual life insurance policies in force on or after
   January 1, 2013 and governed by the relevant California statutes, where the policies underwent or will undergo lapse, termination, and/or reinstatement without the Company providing written notice of an actual 60-day grace period, a 30-day notice of impending lapse and termination, and/or an annual notice of a right to designate at least one other person to receive lapse-related communications. Plaintiff seeks declaratory and injunctive relief, as well as unspecified compensatory and punitive damages, and other relief. The Company intends to defend this action vigorously.

Commitments

  Mortgage Loan Commitments

      The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $861 million and
   $532 million at December 31, 2021 and 2020, respectively.

  Commitments to Fund Private Corporate Bond Investments and Partnership
  Investments

      The Company commits to lend funds under private corporate bond investments and partnership investments. The amounts of these unfunded commitments were $1.2 billion and $1.0 billion at December 31, 2021 and
   2020, respectively.

13. Related Party Transactions

Service Agreements

   The Company has entered into various agreements with affiliates for services necessary to conduct its activities. Typical services provided under these agreements include personnel, policy administrative functions, and distribution services. The bases for such charges are modified and adjusted by management when necessary

                                    MTL-88

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

13. Related Party Transactions (continued)

or appropriate to reflect fairly and equitably the actual cost incurred by the
Company and/or its affiliates. Expenses and fees incurred with affiliates related to these agreements, recorded in other expenses, were $80 million,
$76 million and $79 million for the years ended December 31, 2021, 2020 and
2019, respectively.

   The Company had net receivables (payables) to affiliates, related to the items discussed above, of ($4) million and $7 million at December 31, 2021 and
2020, respectively.

   See Notes 4, 5 and 9 for additional information on related party transactions.

14. Subsequent Events

   The Company has evaluated events subsequent to December 31, 2021, through
April 8, 2022, which is the date these consolidated financial statements were available to be issued.

                                    MTL-89

                      THIS PAGE INTENTIONALLY LEFT BLANK.

PART C OTHER INFORMATION
ITEM 30. EXHIBITS
(a)		Board of Directors Resolutions.
	(1)	Resolution of the Board of Directors of Metropolitan Life Insurance Company effecting the establishment of Paragon Separate Account B (Incorporated herein by reference to the Registrant’s Registration Statement on Form N-6, File No. 333-133671, filed May 1, 2006.)
	(2)	Resolution adopted by the Board of Directors of Paragon Life Insurance Company authorizing the establishment of Separate Account B of Paragon Life Insurance Company (Incorporated by reference to Post-Effective Amendment No. 12 to the Registrant’s Registration Statement on Form S-6, File No. 033-58796, filed April 28, 2000.)
(b)		Custodian Agreements. Not applicable.
(c)		Underwriting Contracts.
	(1)	Amended and Restated Principal Underwriting Agreement between Metropolitan Life Insurance Company and MetLife Investors Distribution Company, dated October 1, 2018. (Incorporated by reference to Post-Effective Amendment No. 21 to this Registration Statement on Form S-6 (File No. 333-133671) Filed on April 23, 2019.)
	(2)	Form of Enterprise Sales Agreements (Incorporated herein by reference to Post-Effective Amendment No. 3 to Paragon Separate Account A’s Registration Statement on Form N-6, File No. 333-133674, filed April 21, 2009.)
	(a)	Walnut Street Securities Selling Agreement (10/1/93-5/1/02)
	(b)	General American Distributors Sales Agreement #2 (5/1/02-12/14/04)
	(c)	General American Distributors Sales Agreement #3 (5/1/02-12/14/04)
	(d)	MetLife Investors Distribution Company Sales Agreement (12/14/04- 6/1/05)
	(e)	Metropolitan Life Retail Sales Agreement (6/1/05-5/1/07)
	(f)	MetLife Investors Distribution Company Sales Agreement (5/1/07 to present)
	(3)	Schedule of Differences in Sales Agreements (Incorporated herein by reference to Post-Effective Amendment No. 3 to Paragon Separate Account A’s Registration Statement on Form N-6, File No. 333-133674, filed April 21, 2009.)
	(4)	Enterprise Sales Agreement between MetLife Investors Distribution Company and broker-dealers dated February 2010 (Incorporated herein by reference to Post-Effective Amendment No. 14 to Metropolitan Life Separate Account E’s Registration Statement on Form N-4, File No. 333-83716, filed April 13, 2010.)
	(5)	Enterprise Sales Agreement between MetLife Investors Distribution Company and broker-dealers dated September 2012. (Incorporated herein by reference to Post-Effective Amendment No. 27 to Metropolitan Life Separate Account UL’s Registration Statement on Form N-6, File No. 033-47927, filed on April 11, 2013.)
(d)		Contracts.
	(1)	Form of Group Contract.
	i.	Scudder — (Group Contract 30020) (Incorporated by reference to Post-Effective Amendment No. 12 to Registrant’s Registration Statement on Form S-6, File No. 033-58796, filed April 28, 2000.)
	ii.	Morgan Stanley, Putnam and MFS — (Group Contract 30029) (Incorporated by reference to Post-Effective Amendment No. 12 to Registrant’s Registration Statement on Form S-6, File No. 033-58796, filed April 28, 2000.)
	iii.	Multi-Manager (Group Contract 30037) (Incorporated by reference to Post-Effective Amendment No. 12 to Registrant’s Registration Statement on Form S-6, File No. 033-58796, filed April 28, 2000.)
	(2)	Proposed Form of Individual Policy and Policy Riders: (Scudder (30018); Morgan Stanley, Putnam and MFS (30027); Multi-Manager (30040)) (Incorporated by reference to Post-Effective Amendment No. 12 to Registrant’s Registration Statement on Form S-6, File No. 033-58796, filed on April 28, 2000.)
	(3)	Form of Certificate and Certificate Riders:
	i.	Scudder — (Group Contract 30019) (Incorporated by reference to Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form S-6, File No. 033-58796, filed April 28, 2000)
	ii.	Morgan Stanley, Putnam and MFS — (Group Contract 30028) (Incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form S-6 (File No. 033-58796) filed April 28, 2000)
	iii.	Multi-Manager (30036) (Incorporated by reference to Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form S-6, File No. 033-58796, filed April 28, 2000) and

	iv.	Multi-Manager (30044) (Incorporated by reference to Post-Effective Amendment No. 13 to the Registrant’s Registration Statement on Form S-6, File No. 033-58796, filed on April 27, 2001.)
	v.	MET (30047) (Incorporated by reference to Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form S-6, File No. 033-58796, filed April 27, 2001.)
	vi.	MetFlex GVUL Certificate and Certificate Riders (G.24300(2003) and 24300A, GCR02-dp, G.24300-1, G.24300-2, G24300-2A, G.24300-3, G.24300-4, G.24300-6, G.24300-6A, CR05-1) (Incorporated herein by reference to Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form N-6, File No. 333-133671, filed December 23, 2008.)
(e)		Applications.
	(1)	Form of Application for Group Contract
	i.	(10914) (Incorporated by reference to Post-Effective Amendment No. 12 to Paragon Separate Account A’s Registration Statement on Form S-6, File No. 033-18341, filed April 28, 2000.);
	ii.	(33906) (Incorporated by reference to Post-Effective Amendment No. 13 to the Registrant’s Registration Statement on Form S-6, File No. 033-58796, filed April 27, 2001.)
	(2)	Form of Application for Employee Insurance (Guaranteed Issue) (Group Contract 10915) (Incorporated by reference to Post-Effective Amendment No. 12 to Paragon Separate Account A’s Registration Statement on Form S-6, File No. 033-18341, filed April 28, 2000.)
	(3)	Form of Application for Employee Insurance (Simplified Issue)
	i.	(Group Contract 10921, 10920) (Incorporated by reference to Post-Effective Amendment No. 12 to Paragon Separate Account A’s Registration Statement on Form S-6, File No. 033-18341, filed April 28, 2000.);
	ii.	(33910) (Incorporated by reference to Post-Effective Amendment No. 13 to the Registrant’s Registration Statement on Form S-6, File No. 033-58796, filed April 27, 2001.)
	(4)	Form of Application for Spouse Insurance (Group Contract 10917) (Incorporated by reference to Post-Effective Amendment No. 12 to Paragon Separate Account A’s Registration Statement on Form S-6, File No. 033-18341, filed April 28, 2000.)
	(5)	Form of Application for Employee Insurance Guaranteed Issue (Individual Policy 10352, 33100) (Incorporated by reference to Post-Effective Amendment No. 12 to Paragon Separate Account A’s Registration Statement on Form S-6, File No. 033-18341, filed April 28, 2000.)
	(6)	Form of Application for Employee Insurance (Simplified Issue) (Individual Policy 10357) (Incorporated by reference to Post-Effective Amendment No. 12 to Paragon Separate Account A’s Registration Statement on Form S-6, File No. 33-18341, filed April 28, 2000.)
	(7)	Form of Application for Spouse Insurance (Individual Policy 10354)(Incorporated by reference to Post-Effective Amendment No. 12 to Paragon Separate Account A’s Registration Statement on Form S-6, File No. 033-18341, filed April 28, 2000.)
	(8)	Form of Application Supplement for Scudder Commissioned Policy (33105) (Incorporated by reference to Post-Effective Amendment No. 12 to Paragon Separate Account A’s Registration Statement on Form S-6, File No. 033-58796, filed on April 28, 2000.)
	(9)	Form of Application Supplement for Putnam Policy (33114) (Incorporated by reference to Post-Effective Amendment No. 12 to Paragon Separate Account A’s Registration Statement on Form S-6, File No. 033-58796, filed April 28, 2000.)
	(10)	Form of Application Supplement for MFS Policy (33115-20) (Incorporated by reference to Post-Effective Amendment No. 12 to Paragon Separate Account A’s Registration Statement on Form S-6, File No. 033-58796, filed April 28, 2000.)
	(11)	Form of Application Supplement for Morgan Stanley Policy (33113) (Incorporated by reference to Post-Effective Amendment No. 12 to Paragon Separate Account A’s Registration Statement on Form S-6, File No. 033-58796, filed April 28, 2000.)
	(12)	Form of Application Supplement for Multi-Manager Commissioned Policy
	i.	(33116) (Incorporated by reference to Post- Effective Amendment No. 12 to Paragon Separate Account A’s Registration Statement on Form S- 6, File No. 033-58796, filed April 28, 2000.);
	ii.	(33135) (Incorporated by reference to Post-Effective Amendment No. 13 to the Registrant’s Registration Statement on Form S-6, File No. 033-58796, filed April 27, 2001.)

	(13)	Form of Application Supplement — Conditional Interim Coverage Agreement (33909) (Incorporated by reference to Post-Effective Amendment No. 13 to Registrant’s Registration Statement on Form S-6, File No. 33-58796, filed April 27, 2001.)
(f)		Depositor’s Certificate of Incorporation and By-Laws.
	(1)	Restated Charter and By-laws of Metropolitan Life Insurance Company (Incorporated herein by reference to Post- Effective Amendment No. 3 to Metropolitan Life Separate Account UL’s Registration Statement on Form S-6 (File No. 333-40161) filed on April 6, 2000.)
	(2)	Amended and Restated Charter and By-laws of Metropolitan Life Insurance Company (Incorporated herein by reference to Metropolitan Life Separate Account E’s Registration Statement on Form N-4 (File No. 333-83716) filed on March 5, 2002.)
	(3)	Amended and Restated Charter of Metropolitan Life Insurance Company (Filed herewith.)
	(4)	Amended and Restated By-Laws of Metropolitan Life Insurance Company (Incorporated herein by reference to Post- Effective Amendment No. 3 to Registrant’s Registration Statement on Form N-6, File No. 333-133675, filed February 6, 2008.)
	(5)	Amended and Restated By-Laws of Metropolitan Life Insurance Company (Incorporated herein by reference to Post- Effective Amendment No. 19 to Metropolitan Life Separate Account E’s Registration Statement on Form N-4 (File No. 333-176654) filed April 12, 2017.)
(g)		Reinsurance Agreements. (Incorporated by reference to Post-Effective Amendment No. 17 to the Registrant’s Registration Statement on Form N-6, File No. 033-58796, filed on April 30, 2003.)
(h)		Participation agreements.
	(1)	i. Participation Agreement with Scudder Variable Series I (Incorporated by reference to the Pre-Effective Amendment No. 1 to Paragon Separate Account D’s Registration Statement on Form S-6, File No. 333-80393, filed September 1, 1999.)
ii. Amendment to the Participation Agreements between DWS Variable Series I and Series II, DWS Investments Distributors, Inc., Deutsche Investment Management Americas Inc., and Metropolitan Life Insurance Company effective April 30, 2010 (Incorporated by reference to the Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-6, File No. 333-133675, filed April 20, 2011.)
	(2)	Participation Agreement with Putnam Variable Trust (Incorporated by reference to the Pre-Effective Amendment No. 1 to Paragon Separate Account D’s Registration Statement on Form S-6, File No. 333-80393, filed September 1, 1999.)
	(3)	Participation Agreement with MFS Variable Insurance Trust (Incorporated by reference to the Pre-Effective Amendment No. 1 to Paragon Separate Account D’s Registration Statement on Form S-6, File No. 333-80393, filed September 1, 1999.)
	(4)	Participation Agreement with T. Rowe Price Equity Series, Inc. and T. Rowe Price Fixed Income Series (Incorporated by reference to Pre-Effective Amendment No. 1 to Paragon Separate Account D’s Registration Statement on Form S-6, File No. 333-36515, filed February 26, 1998.)
	(5)	Participation Agreement with Morgan Stanley Variable Investment Series (Incorporated herein by reference to Post-Effective Amendment No.12 to Registrant’s Registration Statement on Form S-6, File No. 033-58796, filed April 28, 2000.)
	(6)	Participation Agreement with American Funds Insurance Series (Incorporated by reference to Post-Effective Amendment No. 12 to Paragon Separate Account A’s Registration Statement on Form S-6, File No. 033-18341, filed April 28, 2000.)
	(7)	Amendment No. 2 to the Participation Agreement with American Funds Insurance Series (Incorporated herein by reference to Post-Effective Amendment No. 10 to the Registrant’s Registration Statement on Form N-6, File No. 333-133675, filed April 22, 2009.)
	(8)	Supplements to the Participation Agreement with DWS Variable Series II (Incorporated herein by reference to Post- Effective Amendment No. 10 to the Registrant’s Registration Statement on Form N-6, File No. 333-133675, filed April 22, 2009.)
	(9)	Amendment to Schedule A of the Participation Agreement with T. Rowe Price Series (Incorporated herein by reference to Post-Effective Amendment No. 10 to the Registrant’s Registration Statement on Form N-6, File No. 333-133675, filed April 22, 2009.)

(10)	Amendments to Participation Agreements for AIM/Invesco, American Funds and Fidelity Variable Insurance Products Funds (Incorporated herein by reference to Post-Effective Amendment No. 24 to Metropolitan Life Separate Account UL’s Registration Statement on Form N-6, File No. 033-57320, filed April 14, 2011.)
(11)	Amendments to Participation Agreements for DWS Variable Insurance Series I & II (Incorporated herein by reference to Post-Effective Amendment No. 12 to Registrant’s Registration Statement on Form N-6, File No. 333-133675, filed April 20, 2011.)
(12)	Amendments to the Participation Agreements with MFS Variable Insurance Trust, Met Investors Series Trust and Metropolitan Series Fund, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 25 to Metropolitan Life Separate Account UL’s Registration Statement on Form N-6, File No. 033-57320, filed April 12, 2012.)
(13)	Assignment and Assumption of Participation Agreement with Morgan Stanley Investment Management (Incorporated herein by reference to Post-Effective Amendment No. 13 to the Registrant’s Registration Statement on Form N-6, File No. 333-133671, filed April 18, 2012.)
(14)	Participation Agreement and Amendments with The Universal Institutional Fund, Inc., Morgan Stanley Distribution, Inc., and Morgan Stanley Investment Management, Inc. (Incorporated herein by reference to Metropolitan Life Separate Account E’s Registration Statement on Form N-4, File No. 333-198448, filed August 28, 2014.)
(15)	Amendment No. 4 to the Participation Agreement with American Funds Insurance Series dated November 19, 2014 (Incorporated herein by reference to Post-Effective Amendment No. 18 to Metropolitan Life Separate Account E’s Registration Statement on Form N-4, File No. 333-176654, filed April 13, 2016.)
(16)	Amendment No. 5 dated May 1, 2015 to the Participation Agreement with The Universal Institutional Fund, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 3 to Metropolitan Life Separate Account E’s Registration Statement on Form N-4, File No. 333-198448, filed April 13, 2016.)
(17)	Participation Agreement dated March 6, 2017 by and among Brighthouse Funds Trust I, Metropolitan Life Insurance Company, Brighthouse Investment Advisers, LLC and Brighthouse Securities, LLC (Incorporated herein by reference to Post-Effective Amendment No. 19 to Metropolitan Life Separate Account E’s Registration Statement on Form N-4 (File No. 333-176654) filed April 12, 2017.)
(18)	Participation Agreement dated March 6, 2017 by and among Brighthouse Funds Trust II, Metropolitan Life Insurance Company, Brighthouse Investment Advisers, LLC and Brighthouse Securities, LLC (Incorporated herein by reference to Post-Effective Amendment No. 19 to Metropolitan Life Separate Account E’s Registration Statement on Form N-4 (File No. 333-176654) filed April 12, 2017.)
(19)	Amendment No. 3 dated May 1, 2016 to the Participation Agreement dated May 16, 1998 among Metropolitan Life Insurance Company, American Funds Insurance Series and Capital Research and Management Company (Incorporated herein by reference to Post-Effective Amendment No. 19 to Metropolitan Life Separate Account E’s Registration Statement on Form N-4 (File No. 333-176654) filed April 12, 2017.)
(20)	Amendment dated May 1, 2016 to the Amended and Restated Participation Agreement dated May 1, 2009 among MFS Variable Insurance Trust, MFS Variable Insurance Trust II, Metropolitan Life Insurance Company and Massachusetts Financial Services Company (Incorporated herein by reference to Post-Effective Amendment No. 30 to Metropolitan Life Separate Account UL’s Registration Statement on Form N-6 (File No. 033-57320) filed April 14, 2017.)
(21)	Amendments 1 and 2 to the Participation Agreement dated August 1, 1996 by and among Metropolitan Life Insurance Company, T. Rowe Price Equity Series, Inc., T. Rowe Price Fixed Income Series, Inc., T. Rowe Price International Series Inc. and T. Rowe Price Investment Series, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 18 to the Registrant’s Registration Statement on Form N-6 (File No. 333-133675) filed April 25, 2017.)
(22)	Amendment effective May 1, 2013 to the Participation Agreement dated August 1, 1996 as amended, by and among Metropolitan Life Insurance Company, T. Rowe Price Equity Series, Inc., T. Rowe Price Fixed Income Series, Inc., T. Rowe Price International Series Inc. and T. Rowe Price Investment Series, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 18 to the Registrant’s Registration Statement on Form N-6 (File No. 333-133675) filed April 25, 2017.)
(23)	Participation Agreement dated March 6, 2017 by and among Brighthouse Funds Trust I, Metropolitan Life Insurance Company, Brighthouse Investment Advisers, LLC and Brighthouse Securities, LLC. Filed with Post-Effective Amendment No. 19 to Registration Statement File No. 333-176654/811-04001 for Metropolitan Life Separate Account E on Form N-4, filed April 12, 2017 and is hereby incorporated by reference.
(24)	Participation Agreement dated March 6, 2017 by and among Brighthouse Funds Trust II, Metropolitan Life Insurance Company, Brighthouse Investment Advisers, LLC and Brighthouse Securities, LLC. Filed with Post-Effective Amendment No. 19 to Registration Statement File No. 333-176654/811-04001 for Metropolitan Life Separate Account E on Form N-4, filed April 12, 2017 and is hereby incorporated by reference.

	(25)	Amended and Restated Participation Agreement dated January 26, 2018 among Fidelity Variable Insurance Products, Fidelity Distributors Corporation and Metropolitan Life Insurance Company. Filed with Post-Effective Amendment No. 5 to Registration Statement File No. 333-190296/811-04001 for Metropolitan Life Separate Account E on Form N-4, filed April 10, 2018 and is hereby incorporated by reference.
	(26)	Amendment dated January 1, 2021 to the Participation Agreement dated March 6, 2017 by and among Brighthouse Funds Trust I, Metropolitan Life Insurance Company, Brighthouse Investment Advisers, LLC and Brighthouse Securities, LLC (Incorporated herein by reference to Post-Effective Amendment No. 27 to the Registration Statement on Form N-4 for Metropolitan Life Separate Account E (File No. 333-83716/811-04001) filed on April 28, 2021.)
	(27)	Amendment dated January 1, 2021 to the Participation Agreement dated March 6, 2017 by and among Brighthouse Funds Trust II, Metropolitan Life Insurance Company, Brighthouse Investment Advisers, LLC and Brighthouse Securities, LLC (Incorporated herein by reference to Post-Effective Amendment No. 27 to the Registration Statement on Form N-4 for Metropolitan Life Separate Account E (File No. 333-83716/811-04001) filed on April 28, 2021.)
	(28)	Amendment dated as of June 7, 2021 to the Participation Agreement dated April 30, 2001 and May 16, 1989, as amended, by and among Metropolitan Life Insurance Company on behalf of itself and certain of its separate accounts; American Funds Insurance Series; and Capital Research and Management Company. (Filed herewith.)
	(29)	Amendment dated as of May 27, 2021 to the Participation Agreement dated October 30, 1995 as amended, by and among Metropolitan Life Insurance Company on behalf of itself and certain of its separate accounts; Putnam Variable Trust and Putnam Retail Management Limited Partnership. (Filed herewith.)
	(30)	Amendment dated as of May 17, 2021 to the Participation Agreement dated August 1, 1996 as amended by and among Metropolitan Life Insurance Company on behalf of itself and certain of its separate accounts; T. Rowe Price International Series, Inc., T. Rowe Price Equity Series, Inc., and T. Rowe Price Fixed Income Series, Inc. (Filed herewith.)
	(31)	Amended and Restated Participation Agreement dated as of May 31, 1997, as amended and restated as of July 31st, 2003, by and among Paragon Life Insurance Company on its own behalf on its own behalf and on behalf of the Separate Account B of Paragon Life Insurance Company, a separate account of the Company, and Morgan Stanley Variable Investment Series (formerly, Dean Witter Variable Investment Series), an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts and Morgan Stanley Distributors Inc. (formerly, Dean Witter Distributors Inc.). (Filed herewith.)
(i)		Administrative Contracts. Not applicable.
(j)		Other Material Contracts.
	(1)	Guarantee Agreement (Incorporated herein by reference to the Registrant’s Registration Statement on Form N-6, File No. 333-133671, filed May 1, 2006.)
(k)		Legal Opinions.
	(1)	Opinion of John R. Murphy, Esquire (Incorporated herein by reference to the Registrant’s Registration Statement on Form N-6, File No. 333-133671, filed May 1, 2006.)
	(2)	Opinion and consent of Blackwell Sanders Peper Martin LLC, Counsel to General American Life Insurance Company (now Metropolitan Tower Life Insurance Company, pursuant to a merger of General American Life Insurance Company with and into Metropolitan Tower Life Insurance Company effective as of the close of business on April 27, 2018). (Incorporated herein by reference to the Registrant’s Registration Statement on Form N-6, File No. 333-133671, filed May 1, 2006.)
(l)		Actuarial Opinion. Not Applicable
(m)		Calculations. Not Applicable
(n)		Consents of Independent Registered Public Accounting Firm & Independent Auditor (Filed herewith.)
(o)		Omitted Financial Statements. No financial statements are omitted from Item 28.
(p)		Initial Capital Agreements. Not applicable.
(q)		Redeemability Exemption. Memorandum describing issuance, transfer and redemption procedures for the Policies and the procedure for conversion to a fixed benefit policy. (Incorporated by reference to Pre-Effective Amendment No. 1 to Paragon Separate Account D’s Registration Statement on Form S-6, File No. 333-36515, filed February 26, 1998.)
(r)		Form of Initial Summary Prospectuses (Filed herewith).
	(1)	Initial Summary Prospectus (MFS)
	(2)	Initial Summary Prospectus (Multi-Manager III)

	(3)	Initial Summary Prospectus (Multi Manager C)
	(4)	Initial Summary Prospectus (Putnam)
	(5)	Initial Summary Prospectus (DWS C)
	(6)	Initial Summary Prospectus (Metflex GVUL C)
(s)		Powers of Attorney.
	(1)	Powers of Attorney for Metropolitan Life Insurance Company and its designated separate accounts. (Incorporated herein by reference to the Registration Statement on Form S-3 (File No. 333-234816) filed on November 22, 2019.)
	(2)	Powers of Attorney for Metropolitan Tower Life Insurance Company and its designated Separate Accounts other than Kevin Mackay, Charles Scully, and Bryan Boudreau (Incorporated by reference to the filing of Post-Effective Amendment No. 22 to Registration Statement on Form N-6, File No. 333- 133671 on April 24, 2020.)
	(3)	Powers of attorney for Metropolitan Tower Life Insurance Company and its designated Separate Accounts for Kevin Mackay, and Charles Scully. (Incorporated by reference to Post-Effective Amendment No. 18 to this Registration Statement on Form N-6 (File No. 002-95019) filed November 20, 2020.)
	(4)	Power of attorney for Metropolitan Tower Life Insurance Company and its designated Separate Accounts for Bryan Boudreau (Incorporated by reference to Post-Effective Amendment No. 23 to Registrant’s Registration Statement on Form N-6, File No. 333-133675, filed April 28, 2021.)
(t)		Representations regarding separate account financial statements. (Incorporated herein by reference to Post-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-6, File No. 333-133671, filed April 17, 2007.)

ITEM 31. DIRECTORS AND OFFICERS OF THE DEPOSITOR
Name and Principal Business Address	Positions and Offices with Depositor
R. Glenn Hubbard
Chairman of the Board, MetLife, Inc.
Dean Emeritus and Russell L. Carson Professor
of Economics and Finance, Graduate School of
Business, and Professor of Economics, Faculty of
Arts and Sciences, Columbia University
200 Park Avenue
New York, NY 10166	Chairman of the Board and Director
Michel A. Khalaf President and Chief Executive Officer MetLife, Inc. 200 Park Avenue New York, NY 10166	President and Chief Executive Officer and Director
Cheryl W. Grisé Former Executive Vice President Northeast Utilities 200 Park Avenue New York, NY 10166	Director
Carlos M. Gutierrez Former U.S. Secretary of Commerce, Co-Founder, Chairman and Chief Executive Officer EmPath, Inc. 200 Park Avenue New York, NY 10166	Director
Gerald L. Hassell Former Chairman of the Board and Chief Executive Officer The Bank of New York Mellon Corporation 200 Park Avenue New York, NY 10166	Director

Name and Principal Business Address	Positions and Offices with Depositor
David L. Herzog Former Chief Financial Officer and Executive Vice President American International Group 200 Park Avenue New York, NY 10166	Director
Edward J. Kelly, III Former Chairman, Institutional Clients Group Citigroup, Inc. 200 Park Avenue New York, NY 10166	Director
William E. Kennard Former U.S. Ambassador to the European Union 200 Park Avenue New York, NY 10166	Director
Catherine R. Kinney Former President and Co-Chief Operating Officer New York Stock Exchange, Inc. 200 Park Avenue New York, NY 10166	Director
Diana L. McKenzie Former Chief Information Officer Workday, Inc. 200 Park Avenue New York, NY 10166	Director
Denise M. Morrison Former President and Chief Executive Officer Campbell Soup Company 1 Campbell Place Camden, NJ 08103	Director
Mark A. Weinberger Former Global Chairman and Chief Executive Officer EY 200 Park Avenue New York, NY 10166	Director
Set forth below is a list of certain principal officers of Metropolitan Life Insurance Company. The principal business address of each principal officer is 200 Park Avenue, New York, NY 10166 unless otherwise noted below.
NAME	POSITIONS WITH DEPOSITOR
Michel A. Khalaf	President and Chief Executive Officer
Marlene Debel	Executive Vice President and Chief Risk Officer
Stephen W. Gauster	Executive Vice President and General Counsel
John Dennis McCallion	Executive Vice President and Chief Financial Officer
Lyndon Oliver	Executive Vice President and Treasurer
Bill Pappas	Executive Vice President, Global Technology & Operations
Susan Podlogar	Executive Vice President and Chief Human Resources Officer
Tamara Schock	Executive Vice President and Chief Accounting Officer
Ramy Tadros	President, U.S. Business

NAME	POSITIONS WITH DEPOSITOR
Steven J. Goulart	Executive Vice President and Chief Investment Officer
Kishore Ponnavolu	President, Asia

ITEM 32. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT
The registrant is a separate account of MetLife under New York Insurance law. Under said law, the assets allocated to the separate account are the property of MetLife. MetLife is a wholly owned subsidiary of MetLife, Inc., a publicly traded company. The following outline indicates those persons who are controlled by or under common control with MetLife.
ORGANIZATIONAL STRUCTURE OF METLIFE, INC. AND SUBSIDIARIES
AS OF December 31, 2021
The following is a list of subsidiaries of MetLife, Inc. updated as of December 31, 2021. Those entities which are listed at the left margin (labeled with capital letters) are direct subsidiaries of MetLife, Inc. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of that other entity and, therefore, an indirect subsidiary of MetLife, Inc. Certain inactive subsidiaries have been omitted from the MetLife, Inc. organizational listing. The voting securities (excluding directors’ qualifying shares, if any) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.
A.	MetLife Group, Inc. (NY)
	1.	MetLife Pet Insurance Solutions, LLC (KY)
	2.	Versant Health, Inc. (DE)
		a)	Versant Health Holdco, Inc . (DE)
			i)	Versant Health Consolidation Corp, (DE)
				1)	WDV Acquisition Corp, (DE)
					aa)	Davis Vision, Inc. (NY)
						aaa)	Versant Health Lab, LLC (DE)
						bbb)	DavisVision IPA, Inc. (NY)
				2)	Superior Vision Holdings, Inc. (DE)
					aa)	Superior Procurement, Inc. (DE)
					bb)	Superior Vision Services, Inc. (DE)
						aaa)	Superior Vision Insurance, Inc. (AZ)
				3)	Block Vision Holdings Corporation (DE)
					aa)	Vision Twenty-One Managed Eye Care IPA, Inc. (NY)
					bb)	Superior Vision Insurance Plan of Wisconsin, Inc. (WI)
					cc)	Vision 21 Physician Practice Management Company (FL)
					dd)	Superior Vision Benefit Management, Inc. (NJ)
						aaa)	Vision 21 Managed Eye Care of Tampa Bay, Inc. (FL)
						bbb)	Block Vision of Texas, Inc. (TX)
						ccc)	UVC Independent Practice Association, Inc. (NY)
						ddd)	MEC Health Care, Inc. (MD)
						eee)	Superior Vision of New Jersey, Inc. (NJ)
	3.	MetLife Services and Solutions, LLC (DE)
		a)	MetLife Solutions Pte. Ltd. (SGP)

			i)	MetLife Services East Private Limited (IND) - 99.99% is owned by MetLife Solutions Pte. Ltd. and .01% by Natiloportem Holdings, LLC
			ii)	MetLife Global Operations Support Center Private Limited (IND) - 99.99999% is owned by MetLife Solutions Pte. Ltd. and 0.00001% is owned by Natiloportem Holdings, LLC.
B.	MetLife Home Loans, LLC (DE)
C.	Metropolitan Tower Life Insurance Company (NE)
	1.	MTL Leasing, LLC (DE)
		a)	PREFCO XIV Holdings LLC (CT)
	2.	MetLife Assignment Company, Inc. (DE)
D.	MetLife Chile Inversiones Limitada (CHL) - 72.35109659% is owned by MetLife, Inc., 24.8823628% by American Life Insurance Company (“ALICO”), 2.76654057% is owned by Inversiones MetLife Holdco Dos Limitada and 0.00000004% is owned by Natiloportem Holdings, LLC.
	1.	MetLife Chile Seguros de Vida S.A. (CHL) - 99.99% is held by MetLife Chile Inversiones Limitada and 0.01% by International Technical and Advisory Services Limited.
		a)	MetLife Chile Administradora de Mutuos Hipotecarios S.A. (CHL) - 99.9% is held by MetLife Chile Seguros de Vida S.A. and 0.1% is held by MetLife Chile Inversiones Limitada.
	2.	Inversiones MetLife Holdco Tres Limitada (CHL) - 97.13% of Inversiones MetLife Holdco Tres Limitada is owned by MetLife Chile Inversiones Limitada and 2.87% is owned by Inversiones MetLife Holdco Dos Limitada.
		a)	AFP Provida S.A. (CHL) - 42.3815% of AFP Provida S.A. is owned by Inversiones MetLife Holdco Dos Limitada, 42.3815% is owned by Inversiones MetLife Holdco Tres Limitada, 10.9224% is owned by MetLife Chile Inversiones Limitada and the remainder is owned by the public.
			i)	Provida Internacional S.A. (CHL) - 99.99% of Provida Internacional S.A. is owned by AFP Provida S.A and 0.01% is owned by MetLife Chile Inversiones Limitada.
				1)	AFP Genesis Administradora de Fondos y Fidecomisos S.A. (Ecuador) - 99.9% of AFP Genesis Administradora de Fondos y Fidecomisos S.A. is owned by Provida Internacional S.A. and 0.1% by MetLife Chile Inversiones Limitada
	3.	MetLife Chile Seguros Generales, S.A. (CHL) - 99.99% of MetLife Chile Seguros Generales S.A. is owned by MetLife Chile Inversiones Limitada and 0.01% is owned by Inversiones MetLife Holdco Dos Limitada.
E.	MetLife Digital Ventures, Inc. (DE)
F.	Metropolitan Property and Casualty Insurance Company (RI)
	1.	Metropolitan General Insurance Company (RI)
	2.	Metropolitan Casualty Insurance Company (RI)
	3.	Metropolitan Direct Property and Casualty Insurance Company (RI)
	4.	MetLife Auto & Home Insurance Agency, Inc. (RI)
	5.	Metropolitan Group Property and Casualty Insurance Company (RI)
	6.	Metropolitan Lloyds, Inc. (TX)
		a)	Metropolitan Lloyds Insurance Company of Texas (TX)- Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides automobile, homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company, serves as the attorney-in-fact and manages the association.
	7.	Economy Fire & Casualty Company (IL)
		a)	Economy Preferred Insurance Company (IL)
		b)	Economy Premier Assurance Company (IL)
G.	Newbury Insurance Company, Limited (DE)
H.	MetLife Investors Group, LLC (DE)
	1.	MetLife Investors Distribution Company (MO)

	2.	MetLife Investments Securities, LLC (DE)
		(a)	MAXIS Services, LLC (DE) - MetLife, Inc. sold its interests in MAXIS Services, LLC to MAXIS GBN on December 14, 2021.
			i)	MAXIS Insurance Brokerage Services, Inc. (DE) - 100% of MAXIS Insurance Brokerage Services, Inc. is owned by MAXIS Insurance Brokerage Services, Inc. (DE)
I.	Metropolitan Life Insurance Company (“MLIC”) (NY)
	1.	MTU Hotel Owner, LLC (DE)
	2.	ML-AI MetLife Member 5, LLC (DE)
	3.	Pacific Logistics Industrial South, LLC (DE)
	4.	ML Clal Member, LLC (DE)
	5.	ML Third Army Industrial Member, LLC (DE)
	6.	MFA Financing Vehicle CTR1, LLC (DE)
	7.	ML One Bedminster, LLC (DE)
		a)	Pacific Logistics Industrial North, LLC (DE)
	8.	METLIFE ASHTON AUSTIN OWNER, LLC (DE)
	9.	METLIFE ACOMA OWNER, LLC (DE)
	10.	MET 1065 HOTEL, LLC (DE)
		a)	ML Spokane Industrial Member, LLC (DE)
	11.	ML MATSON MILLS MEMBER LLC (DE)
	12.	White Tract II, LLC (DE)
	13.	MetLife Japan US Equity Owners LLC (DE)
1.	ML Sloan’s Lake Member, LLC (DE) - Metropolitan Life Insurance Company owns 55% and 45% by Metropolitan Tower Life Insurance Company.
	2.	St. James Fleet Investments Two Limited (CYM)
		a)	OMI MLIC Investments Limited (CYM)
	3.	MLIC Asset Holdings II LLC (DE)
	4.	CC Holdco Manager, LLC (DE)
	5.	Transmountain Land & Livestock Company (MT)
	6.	Missouri Reinsurance, Inc. (CYM)
	7.	Metropolitan Tower Realty Company, Inc. (DE)
		a)	Midtown Heights, LLC (DE)
	8.	MetLife RC SF Member, LLC (DE)
		a)	MNQM TRUST 2020 (DE)
	9.	23rd Street Investments, Inc. (DE)
		a)	MetLife Capital Credit L.P. (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership interest is held by Metropolitan Life Insurance Company.
		b)	MetLife Capital Limited Partnership (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership interest is held by Metropolitan Life Insurance Company.
		c)	Long Island Solar Farm LLC (DE) - 90.39% membership interest is held by LISF Solar Trust in which MetLife Capital Limited Partnership has a 100% beneficial interest and the remaining 9.61% is owned by a third party.
			i)	Met Canada Solar ULC (CAN)
	10.	MetLife Holdings, Inc. (DE)
		a)	MetLife Credit Corp. (DE)
		b)	MetLife Funding, Inc. (DE)

11.	ML Southlands Member, LLC (DE) - Metropolitan Life Insurance Company owns 60% and 40% by Metropolitan Tower Life Insurance Company.
ML PORT CHESTER SC MEMBER, LLC (DE) - Metropolitan Life Insurance Company owns 60% and 40% is owned by Metropolitan Tower Life Insurance Company.
12.	Corporate Real Estate Holdings, LLC (DE)
13.	MetLife Tower Resources Group, Inc. (DE)
14.	ML Sentinel Square Member, LLC (DE)
15.	MetLife Securitization Depositor LLC (DE)
16.	WFP 1000 Holding Company GP, LLC (DE)
17.	MTU Hotel Owner, LLC (DE) 13-5581829
	a)	Plaza Drive Properties, LLC (DE)
18.	White Oak Royalty Company (OK)
19.	500 Grant Street GP LLC (DE)
20.	500 Grant Street Associates Limited Partnership (CT) - 99% of 500 Grant Street Associates Limited Partnership is held by Metropolitan Life Insurance Company and 1% by 500 Grant Street GP LLC.
21.	MetLife Retirement Services LLC (NJ)
22.	Euro CL Investments, LLC (DE)
23.	MEX DF Properties, LLC (DE)
	a)	PREFCO Fourteen, LLC (DE)
24.	MSV Irvine Property, LLC (DE) - 4% of MSV Irvine Property, LLC is owned by Metropolitan Tower Realty Company, Inc. and 96% is owned by Metropolitan Life Insurance Company.
25.	MetLife Properties Ventures, LLC (DE)
26.	Housing Fund Manager, LLC (DE)
	a)	MTC Fund I, LLC (DE) - Housing Fund Manager, LLC is the managing member and owns .01% and the remaining interests are held by a third party member.
	b)	MTC Fund II, LLC (DE) - Housing Fund Manager, LLC is the managing member and owns .01% and the remaining interests are held by a third party member.
	c)	MTC Fund III, LLC (DE) - Housing Fund Manager, LLC is the managing member and owns .01% and the remaining interests are held by a third party member.
27.	MLIC Asset Holdings LLC (DE)
28.	The Building at 575 Fifth Avenue Mezzanine LLC (DE)
	a)	The Building at 575 Fifth Retail Holding LLC (DE)
		i)	The Building at 575 Fifth Retail Owner LLC (DE)
29.	MetLife Chino Member, LLC (DE)
30.	MLIC CB Holdings LLC (DE)
31.	MetLife CC Member, LLC (DE) - 95.122% of MetLife CC Member, LLC is owned by Metropolitan Life Insurance Company and 4.878% is owned by Metropolitan Tower Life Insurance Company.
32.	Oconee Hotel Company, LLC (DE)
	a)	ML Hudson Member, LLC (DE)
	b)	ML 300 THIRD MEMBER LLC (DE)
33.	Oconee Land Company, LLC (DE)
	a)	Oconee Land Development Company, LLC (DE)
	b)	Oconee Golf Company, LLC (DE)
	c)	Oconee Marina Company, LLC (DE)

34.	1201 TAB Manager, LLC (DE)
35.	MetLife 1201 TAB Member, LLC (DE)
36.	MetLife LHH Member, LLC (DE) - 99% of MetLife LHH Member, LLC is owned by Metropolitan Life Insurance Company and 1% is owned by Metropolitan Tower Life Insurance Company.
37.	1001 Properties, LLC (DE)
38.	6104 Hollywood, LLC (DE)
39.	Boulevard Residential, LLC (DE)
40.	ML-AI MetLife Member 3, LLC (DE)
41.	Marketplace Residences, LLC (DE)
42.	ML Swan Mezz, LLC (DE)
	a)	ML Swan GP, LLC (DE)
43.	ML Dolphin Mezz, LLC (DE)
	a)	ML Dolphin GP, LLC (DE)
44.	Haskell East Village, LLC (DE)
45.	150 North Riverside PE Member, LLC (DE) - MLIC owns an 81.45% membership interest and Metropolitan Tower Life Insurance Company owns a 18.55% membership interest
46.	ML Terraces, LLC (DE)
47.	Chestnut Flats Wind, LLC (DE)
48.	MetLife 425 MKT Member, LLC (DE) - 66.91% of MetLife 425 MKT Member, LLC is owned by Metropolitan Life Insurance Company and 33.09% is owned by MREF 425 MKT, LLC.
49.	MetLife OFC Member, LLC (DE)
50.	MetLife THR Investor, LLC (DE)
51.	ML Southmore, LLC (DE) - 99% of ML Southmore, LLC is owned by MLIC and 1% by Metropolitan Tower Life Insurance Company.
52.	ML - AI MetLife Member 1, LLC (DE) - 100% of the membership interest is owned by Metropolitan Life Insurance Company.
53.	MetLife CB W/A, LLC (DE)
	a)	ML OMD Member, LLC (DE)
54.	MetLife Camino Ramon Member, LLC (DE) - 99% of MetLife Camino Ramon Member, LLC is owned by MLIC and 1% by Metropolitan Tower Life Insurance Company.
MCRE BLOCK 40, LP.
55.	10700 Wilshire, LLC (DE)
56.	Viridian Miracle Mile, LLC (DE)
57.	MetLife 555 12th Member, LLC (DE) - 94.6% is owned by MLIC and 5.4% by Metropolitan Tower Life Insurance Company.
58.	MetLife OBS Member, LLC (DE)
59.	MetLife 1007 Stewart, LLC (DE)
60.	ML-AI MetLife Member 2, LLC (DE) - 98.97% of ML-AI MetLife Member 2, LLC’s ownership interest is owned by MLIC and 1.03% by Metropolitan Tower Life Insurance Company.
61.	MetLife Treat Towers, Member, LLC (DE)
62.	MetLife FM Hotel Member, LLC (DE)
	a)	LHCW Holdings (U.S.) LLC (DE)
		i)	LHC Holdings (U.S.) LLC (DE)
			1)	LHCW Hotel Holdings LLC (DE)
		aa)	LHCW Hotel Holdings (2002) LLC (DE)
		bb)	LHCW Hotel Operating Company (2002) LLC (DE)

63.	ML Mililani Member, LLC (DE)- is owned at 95% by MLIC and 5% by Metropolitan Tower Life Insurance Company.
64.	MetLife SP Holdings, LLC (DE)
	a)	MetLife Private Equity Holdings, LLC (DE)
65.	Buford Logistics Center, LLC (DE)
66.	MetLife Park Tower Member, LLC (DE)
	a)	Park Tower REIT, Inc. (DE)
		i)	Park Tower JV Member, LLC (DE)
67.	MCPP Owners, LLC (DE) - 87.34% is owned by MLIC, 1.81% by Metropolitan Tower Life Insurance Company, and 10.85% by MTL Leasing, LLC.
68.	ML-AI MetLife Member 5, LLC (DE)
69.	MetLife HCMJV 1 GP, LLC (DE)
	a)	METLIFE HCMJV 1 LP, LLC (DE)
70.	MetLife ConSquare Member, LLC (DE)
71.	MetLife Ontario Street Member, LLC (DE)
72.	1925 WJC Owner, LLC (DE)
	a)	ML BELLEVUE MEMBER, LLC (DE)
	b)	MIM Spokane Industrial Manager, LLC (DE)
73.	MetLife Member Solaire, LLC (DE)
74.	Sino-US United MetLife Insurance Co., Ltd. - 50% of Sino-US United MetLife Insurance Company, Ltd. is owned by MLIC and 50% is owned by a third party.
	a)	METLIFE LEGAL PLANS, INC. (DE)
	b)	METLIFE LEGAL PLANS OF FLORIDA, INC. (FL)
	c)	1350 Eye Street Owner LLC (DE) - 95.616439% of 1350 Eye Street Owner LLC is owned by Metropolitan Life insurance Company and 4.383561% is owned by Metropolitan Tower Life Insurance Company.
75.	ML Cerritos TC Member, LLC (DE) - Metropolitan Life Insurance Company owns 60% and 40% by Metropolitan Tower Life Insurance Company.
76.	MetLife Boro Station Member, LLC (DE)
77.	MetLife 8280 Member, LLC (DE)
	a)	MetLife Campus at SGV Member LLC (DE)
78.	Southcreek Industrial Holdings, LLC (DE)
79.	MMP Owners, LLC (DE)
80.	ML Corner 63 Member, LLC (DE)
	a)	ML Armature Member, LLC (DE) - 87.34% of ML Armature Member, LLC is owned by Metropolitan Life Insurance Company and 12.66% is owned by Metropolitan Tower Life Insurance Company.
81.	ML-AI MetLife Member 4, LLC (DE) - 60% owned by MLIC and 40% owned by Metropolitan Tower Life Insurance Company.
MMP OWNERS III, LLC (DE)
	a)	METLIFE MULTI-FAMILY PARTNERS III, LLC (DE)
	b)	MMP HOLDINGS III, LLC (DE)
		1.	MMP CEDAR STREET REIT, LLC (DE)
a. MMP CEDAR STREET OWNER, LLC (DE)
		2.	MMP SOUTH PARK REIT, LLC (DE)
a. MMP SOUTH PARK OWNER, LLC (DE)
		3.	MMP OLIVIAN REIT, LLC (DE)

a. MMP OLIVIAN OWNER, LLC (DE)
MC PORTFOLIO JV MEMBER, LLC (DE)
J.	MetLife Capital Trust IV (DE)
K.	MetLife Investments Management, LLC. (DE)
	1.	MetLife Senior Direct Lending GP, LLC (DE)
		a.	MetLife Senior Direct Lending Fund, LP (CYM)
			i.	MetLife Senior Direct Lending Finco, LLC (DE)
			aa)	MetLife Senior Direct Lending Holdings, LP (DE)
		b.	MLJ US Feeder LLC (DE) - MetLife Senior Direct Lending GP, LLC is the Manager of MLJ US Feeder LLC. MetLife Insurance K.K. is the sole member.
	2.	MIM MetWest International Manager, LLC (DE)
	3.	MIM ML-AI Venture 5 Manager, LLC (DE)
	4.	MIM Clal General Partner, LLC (DE)
	5.	MIM Third Army Industrial Manager, LLC (DE)
	6.	MetLife 425 MKT Manager, LLC (DE)
	7.	MetLife Alternatives GP, LLC (DE)
		a)	MetLife International PE Fund I, LP (CYM) - 95.88% of the Limited Partnership interests of this entity is owned by MetLife Insurance K.K. (Japan) and 4.12% is owned by MetLife Mexico S.A.,
		b)	MetLife International PE Fund II, LP (CYM) - 97.90% of the limited partnership interests of MetLife International PE Fund II, LP is owned by MetLife Insurance K.K. (Japan) and 2.1% by MetLife Mexico, S.A.
		c)	MetLife International HF Partners, LP (CYM) - 90.30% of the Limited partnership interests of this entity is owned by MetLife Insurance K.K. (Japan) and 9.70% is owned by MetLife Insurance Company of Korea Limited,
		d)	MetLife International PE Fund III, LP (CYM) - 92.09% of the limited partnership interests of MetLife International PE Fund III, LP is owned by MetLife Insurance K.K. (Japan) and 7.91% is owned by MetLife Insurance Company of Korea Limited,
		e)	MetLife International PE Fund IV, LP (CYM) - 96.21% of the limited partnership interests of MetLife International PE Fund IV, LP is owned by MetLife Insurance K.K. (Japan) and 3.79% is owned by MetLife Insurance Company of Korea Limited,
		f)	MetLife International PE Fund V, LP (CYM) - 96.73% of the Limited partnership interests of this entity is owned by MetLife Insurance K.K. (Japan) and the remaining 3.27% is owned by MetLife Insurance Company of Korea.
		g)	MetLife International PE Fund VI, LP (CYM) - 96.53% of the Limited partnership interests of this entity is owned by MetLife Insurance K.K. (Japan) and the remaining 3.47% is owned by MetLife Insurance Company of Korea.
		h)	MetLife International PE Fund VII, LP (CYM) - MetLife Alternatives GP, LLC is the general partner of MetLife International PE Fund VII, LP. MetLife Insurance K.K. (Japan) is the sole limited partner.
	8.	MetLife Loan Asset Management LLC (DE)
		a)	MIM CM Syndicator LLC (DE)
		b)	1350 Eye Street Manager, LLC (DE)
	9.	MLIA SBAF COLONY MANAGER LLC (DE), METLIFE JAPAN US EQUITY FUND GP LLC (DE)
		a)	MetLife Japan US Equity Fund LP (DE) - MetLife Japan US Equity Fund GP, LLC is general partner of MetLife Japan US Equity Fund LP (“Fund”). The following affiliates hold a limited partnership interest in the Fund LP: 51% is owned by MetLife Japan US Equity Owners LLC and 49% by MetLife Japan US Equity Owners (Blocker).
		b)	MIM Campus at SGV Manager, LLC (DE)
		c)	MIM LS GP, LLC (DE)
			(i)	MetLife Long Short Credit Fund, LP (DE) - MIM LS GP, LLC is the general partner of MetLife Long Short Credit Fund, LP (the “Fund”). Metropolitan Life Insurance Company owns 100% of the Fund.

		(ii)	MetLife Long Short Credit Master Fund, LP (DE) - MIM LS GP, LLC is the general partner of MetLife Long Short Credit Master Fund, LP (the “Fund”). MetLife Long Short Credit Fund, LP is the sole limited partner in the Fund.
		(iii)	MetLife Long Short Credit Parallel Fund, LP (Cayman) - MIM LS GP, LLC is the general partner of MetLife Long Short Credit Parallel Fund, LP (the “Fund”) and is the sole partner in the Fund.
10.	MetLife Core Property Fund GP, LLC (DE)
	a)	MetLife Core Property Fund, LP (DE) - MetLife Core Property Fund GP, LLC is the general partner of MetLife Core Property Fund, LP (the “Fund”). A substantial majority of the limited partnership interests in the Fund are held by third parties. The following affiliates hold limited partnership interests in the Fund: Metropolitan Life Insurance Company owns 14.40%, Metropolitan Life Insurance Company (on behalf of Separate Account 746) owns 2.09%, MetLife Insurance Company of Korea Limited owns 1.52%, MetLife Insurance K.K. owns 8.1%, Metropolitan Tower Life Insurance Company owns 0.04% and Metropolitan Tower Life Insurance Company (on behalf of Separate Account 152) owns 3.85%.
		i)	MetLife Core Property REIT, LLC (DE)
		1)	MCP Dillon Residential, LLC (DE); MCP Shakopee, LLC (DE); MCP Bradford, LLC (DE); MCP Stateline, LLC (DE); MetLife Core Property Holdings, LLC also holds, directly or indirectly, the following limited liability companies (indirect ownership indicated in parenthesis): MCP Alley24 East, LLC; MCPF Foxborough, LLC (100%); MCP Allen Creek Member, LLC (DE); MCP One Westside, LLC; MCP 7 Riverway, LLC; MCPF Acquisition, LLC; MCP SoCal Industrial - Springdale, LLC; MCP SoCal Industrial - Concourse, LLC; MCP SoCal Industrial - Kellwood, LLC; MCP SoCal Industrial - Redondo, LLC; MCP SoCal Industrial - Fullerton, LLC; MCP SoCal Industrial - Loker, LLC; MCP Paragon Point, LLC; MCP The Palms at Doral, LLC; MCP Waterford Atrium, LLC; MCP EnV Chicago, LLC; MCP 1900 McKinney, LLC; MCP 550 West Washington, LLC; MCP 3040 Post Oak, LLC; MCP Plaza at Legacy, LLC; MCP SoCal Industrial - LAX, LLC; MCP SoCal Industrial - Anaheim, LLC; MCP SoCal Industrial - Canyon, LLC; MCP SoCal Industrial - Bernardo, LLC; MCP Ashton South End, LLC; MCP Lodge At Lakecrest, LLC; MCP Main Street Village, LLC; MCP Trimble Campus, LLC; MCP Stateline, LLC; MCP Highland Park Lender, LLC; MCP Buford Logistics Center Bldg B, LLC; MCP 22745 & 22755 Relocation Drive, LLC; MCP 9020 Murphy Road, LLC; MCP Northyards Holdco, LLC; MCP Northyards Owner, LLC (100%); MCP Northyards Master Lessee, LLC (100%); MCP VOA Holdings, LLC; MCP VOA I & III, LLC (100%); MCP VOA II, LLC (100%); MCP West Broad Marketplace, LLC; MCP Grapevine, LLC; MCP Union Row, LLC; MCP Fife Enterprise Center, LLC; MCP 2 Ames, LLC; MCP 2 Ames Two, LLC (100%); MCP 2 Ames One, LLC (100%); MCP 2 Ames Owner, LLC (100%); MCP 350 Rohlwing, LLC; MCP - Wellington, LLC; MCP Onyx, LLC; MCP Valley Forge, LLC; MCP Valley Forge Two, LLC (100%); MCP Valley Forge One, LLC(100%); MCP Valley Forge Owner, LLC (100%); MCP MA Property REIT, LLC; MCPF - Needham, LLC (100%); MCP 60 11th Street Member, LLC; 60 11th Street, LLC (100%); MCP - English Village, LLC; MCP 100 Congress Member, LLC; Des Moines Creek Business Park Phase II, LLC; MCP Magnolia Park Member, LLC; MCP Denver Pavilions Member, LLC; MCP Buford Logistics Center 2 Member, LLC; MCP Seattle Gateway Industrial 1, LLC; MCP 249 Industrial Business Park Member, LLC; MCP Seattle Gateway Industrial II, LLC; MCP Seventh and Osborn Retail Member, LLC; MCP Astor at Osborn, LLC; MCP Block 23 Member, LLC; MCP Burnside Member, LLC; MCP Mountain Technology Center Member TRS, LLC; MCP Vineyard Avenue Member, LLC; MCP 93 Red River Member, LLC; MCP Frisco Office, LLC; MCP Center Avenue Industrial Member, LLC; MCP 220 York, LLC; MCP 1500 Michael, LLC; MCP Vance Jackson, LLC; MCP Sleepy Hollow Member, LLC; MCP Clawiter Innovation Member, LLC; MCP Hub I, LLC; MCP Hub 1 Property, LLC (100%); MCP Shakopee, LLC; MCP Bradford, LLC; MCP Dillon, LLC; MCP Dillon Residential, LLC; MCP Optimist Park Member, LLC; Mountain Technology Center Venture, LLC; Mountain Technology Center A, LLC (100%); Mountain Technology Center B, LLC (100%); Mountain Technology Center C, LLC; Mountain Technology Center D, LLC; Mountain Technology Center E, LLC; MCP Frisco Office Two, LLC; MCP 38th West Highland, LLC; MCP Gateway Commerce Center 5, LLC; MCP Allen Creek Member, LLC; Center Avenue Industrial Venture, LLC (73.26%), Center Avenue Industrial, LLC (73.26%); Vineyard Avenue Industrial Venture, LLC (71.16%), and Vineyard Avenue Industrial, LLC (71.16%).
			aa)	MCP Property Management, LLC (DE)
			bb)	MetLife Core Property TRS, LLC (DE)
(i) MCP ESG TRS, LLC (DE)
MCP COMMON DESK TRS, LLC (DE)
11.	MetLife Commercial Mortgage Income Fund GP, LLC (DE)
	a)	MetLife Commercial Mortgage Income Fund, LP (DE) - MetLife Commercial Mortgage Income Fund GP, LLC is the general partner of MetLife Commercial Mortgage Income Fund, LP (the “Fund”). A majority of the limited partnership interests in the Fund are held by third parties. The following affiliates hold limited partnership interests in the Fund: Metropolitan Life Insurance Company owns 27.35%, MetLife Insurance Company of Korea Limited owns 1.4%, and Metropolitan Tower Life Insurance Company owns 3.62%.

			i)		MetLife Commercial Mortgage REIT, LLC (DE)
				1)	MetLife Commercial Mortgage Originator, LLC (DE)
aa) MCMIF Holdco I, LLC (DE)
bb) MCMIF Holdco II, LLC (DE)
cc) MCMIF Holdco III, LLC (DE)
		b)	MetLife Strategic Hotel Debt Fund GP, LLC (DE)
			i)		MetLife Strategic Hotel Debt Fund, LP (DE) - MetLife Strategic Hotel Debt Fund GP, LLC is the general partner of MetLife Strategic Hotel Debt Fund, LP (the “Fund”). The following affiliates committed to hold limited partnership interests in the Fund: Metropolitan Life Insurance Company (46.88%) and Metropolitan Tower Life Insurance Company (26.04%). The remainder is held by a third party.
			ii)		MetLife Strategic Hotel Originator, LLC (DE)
		c)	MSHDF Holdco I, LLC (DE)
	12.	MLIA SBAF Manager, LLC (DE)
	13.	MLIA Manager I, LLC (DE)
	14.	ML - URS PORT CHESTER SC MANAGER, LLC (DE), ML BELLEVUE MANAGER, LLC (DE) and MLIA Park Tower Manager, LLC (DE)
	15.	MetLife Middle Market Private Debt GP, LLC (DE)
		a.	MetLife Middle Market Private Debt Fund, LP (DE) - MetLife Middle Market Private Debt GP, LLC is the general partner of MetLife Middle Market Private Debt Fund II L.P (the “Fund”). The following affiliates hold limited partnership interests in the Fund: MetLife Private Equity Holdings, LLC (30.53%), Metropolitan Life Insurance Company (30.53%), .99% is held by MetLife Middle Market Private Debt, GP, LLC. The remainder is held by a third party.
	16.	MetLife Middle Market Private Debt Parallel GP, LLC (DE)
a. MetLife Middle Market Private Debt Parallel Fund, LP (CYM) - MetLife Middle Market Private Debt Parallel GP, LLC is the general partner of MetLife Middle Market Private Debt Parallel Fund, LP. The following affiliate holds a limited partnership interest in the Fund: MetLife Insurance K.K. (Japan) (100%).
	17.	MIM OMD Manager LLC (DE)
	18.	MetLife-Enhanced Core Property Fund GP, LLC (DE)
		a)	MetLife Enhanced Core Property Fund, LP (DE) - MetLife Enhanced Core Property Fund GP is the general partner of MetLife Enhanced Core Property Fund LP (the “Fund”). The following affiliates hold limited partnership interests in the Fund: 33.3328% is held by Metropolitan Life Insurance Company and 33.3328% is held by Metropolitan Tower Life Insurance Company. The remainder is held by third parties.
			i)		MetLife Enhanced Core Property REIT, LLC (DE) - MetLife Enhanced Core Property Fund, LP is the manager of MetLife Enhanced Core Property REIT, LLC (the “Fund”) and holds 99.9% of the membership interests in the Fund. The remainder is held by third parties.
		b)	MetLife Enhanced Core Property Holdings LLC (DE)
			i)		MEC Fillmore Cherry Creek, LLC
			ii)		MEC Patriot Park 5 LLC (DE)
L.	SafeGuard Health Enterprises, Inc. (DE)
	1.	MetLife Health Plans, Inc. (DE)
	2.	SafeGuard Health Plans, Inc. (CA)
	3.	SafeHealth Life Insurance Company (CA)
	4.	SafeGuard Health Plans, Inc. (FL)
	5.	SafeGuard Health Plans, Inc. (TX)
M.	Cova Life Management Company (DE)
N.	MetLife Reinsurance Company of Charleston (SC)
O.	MetLife Reinsurance Company of Vermont (VT)

P.	Delaware American Life Insurance Company (DE)
Q.	MetLife Global Benefits, Ltd. (CYM)
R.	Inversiones MetLife Holdco Dos Limitada (CHL) -99.99946% of Inversiones MetLife Holdco Dos Limitada is owned by MetLife, Inc., 0.000535% is owned by MetLife International Holdings, LLC. and 0.0000054% is owned by Natiloportem Holdings, LLC.
S.	MetLife Consumer Services, Inc. (DE)
T.	MetLife Global, Inc. (DE)
U.	MetLife Insurance Brokerage, Inc. (NY)
V.	American Life Insurance Company (DE)
	1.	MetLife Insurance K.K. (Japan)
		a)	Communication One Kabushiki Kaisha (Japan)
		b)	FORTISSIMO CO., LTD (Japan)
		c)	METLIFE JAPAN US EQUITY OWNERS (BLOCKER) LLC (DE) - MetLife Japan US Equity Fund GP, LLC is the manager of MetLife Japan US Equity Owners (Blocker) LLC. MetLife Insurance K.K. (Japan) is the sole member.
	2.	MetLife Global Holding Company I GmbH (Swiss)
		a)	MetLife, Life Insurance Company (Egypt) - 84.125% of MetLife, Life Insurance Company is owned by MetLife Global Holding Company I GmbH and the remainder by third parties.
		b)	MetLife Global Holding Company II GmbH (Swiss)
			i)	ALICO European Holdings Limited (Ireland)
				1)	Closed Joint-stock Company Master-D (Russia)
						aa)	Closed Joint-Stock Company MetLife Insurance Company (Russia)
			ii)	MetLife Asia Holding Company Pte. Ltd. (Singapore)
				1)	MetLife Innovation Centre Pte. Ltd. (Singapore)
				2)	LumenLab Malaysia Sdn. Bhd. (Malaysia)
			iii)	MetLife Reinsurance Company of Bermuda Ltd. (Bermuda)
			iv)	MetLife Investment Management Limited (England/UK)
			v)	MM Global Operations Support Center, S.A. de C.V. (Mexico) - 99.999509% of MM Global Operations Support Center, S.A. de C.V. Mexico is held by MetLife Global Holding Company II GmbH (Swiss) and 0.000491% is held by MetLife Global Holding Company I GmbH (Swiss).
				1.	Fundacion MetLife Mexico, A.C. (Mexico)
			vi)	MetLife Colombia Seguros de Vida S.A. (Colombia) - 89.9999657134583% of MetLife Colombia Seguros de Vida S.A. is owned by MetLife Global Holding Company II GmbH, International Technical and Advisory Services Limited, Borderland Investments Limited and Natiloportem Holdings, LLC each own 10.0000315938813% is owned by MetLife Global Holding Company I GmbH, 0.000000897553447019009%.
			vii)	PJSC MetLife (Ukraine) - 99.9988% of PJSC MetLife is owned by MetLife Global Holding Company II GmbH, .0006% is owned by International Technical and Advisory Services and the remaining .0006% is owned by Borderland Investments Limited.
			viii)	MetLife Innovation Centre Limited (Ireland)
			ix)	MetLife EU Holding Company Limited (Ireland)
				1)	MetLife Europe d.a.c (Ireland)
					1.	MetLife Pension Trustees Limited (England/UK)
				2)	Agenvita S.r.l. (Italy)
				3)	MetLife Services EOOD (Bulgaria)
				4)	MetLife Europe Insurance d.a.c (Ireland)
				5)	MetLife Europe Services Limited (Ireland)
				6)	MetLife Services, Sociedad Limitada (Spain)

			7)	MetLife Slovakia S.r.o. (Slovakia) - 99.956% of MetLife Slovakia S.r.o. is owned by MetLife EU Holding Company Limited and 0.044% is owned by ITAS.
			8)	MetLife Solutions S.A.S. (France)
				aa)	Branch of MetLife Solutions S.A.S. Morocco
				bb)	MetLife Services Cyprus Ltd (Cyprus)
			9)	Metropolitan Life Societate de Administrare a unui Fond de Pensii Administrat Privat S.A. (Romania) - 99.9903% of Metropolitan Life Societate de Administrare a unui Fond de Pensii Administrat Privat S.A. is owned by MetLife EU Holding Company Limited and 0.0097% is owned by MetLife Services Sp z.o.o.
			10)	MetLife Towarzystwo Ubezpieczen na Zycie i Reasekuracji S.A. (Poland)
				aa)	MetLife Services Sp z.o.o. (Poland)
				bb)	MetLife Towarzystwo Funduszy Inwestycyjnych, S.A. (Poland)
				cc)	MetLife Powszechne Towarzystwo Emerytalne S.A. (Poland)
	c)	MetLife Emeklilik ve Hayat A.S. (Turkey) - 99.98% of MetLife Emeklilik ve Hayat A.S. is owned by MetLife Global Holding Company II GmbH (Swiss) and the remaining by third parties.
10)	MetLife Services Cyprus Ltd. (Cyprus)
11)	MetLife Services EOOD (Bulgaria)
12)	MetLife Life Insurance S.A. (Greece)
		aa)	MetLife Mutual Fund Company (Greece) - 90% of MetLife Mutual Fund Company is owned by MetLife Life Insurance S.A. and the remaining interest by a third party.
		x)	MetLife Investment Management Europe Limited (Ireland)
1)	MetLife Investments Asia Limited (Hong Kong)
2)	MetLife Syndicated Bank Loan Lux GP, S.a.r.l. (Luxembourg)
3)	MetLife Investments Limited (England/UK)
4)	MetLife Latin America Asesorias e Inversiones Limitada (CHL) - 99.99% of MetLife Latin American Asesorias e Inversiones Limitada is owned by MetLife Investment Management Holdings (Ireland) Limited and .01% is owned by MetLife Global Holding Company II GmbH (Swiss).
		xi)	MetLife Asia Services Sdn. Bhd (Malasya)
1)	ALICO OPERATIONS, LLC (DE)
2)	MetLife Asset Management Corp. (Japan)
3)	MetLife Seguros S.A. (Uruguay)
13)	MetLife International Holdings, LLC (DE)
1)	Natiloportem Holdings, LLC (DE)
aa) Excelencia Operativa y Tecnologica, S.A. de C.V. (Mexico) - 99.9% of Excelencia Operativa y Tecnologica, S.A. de C.V. is held by Natiloportem Holdings, LLC and .1% by MetLife Mexico Servicios, S.A. de C.V.
2)	PNB MetLife India Insurance Company Limited - 32.41% is owned by MetLife International Holdings, LLC and the remainder is owned by third parties.
3)	Compania Inversora MetLife S.A. (Argentina) - 95.46% is owned by MetLife International Holdings, LLC and 4.54% is owned by Natiloportem Holdings, LLC.
4)	Metropolitan Life Seguros e Previdencia Privada S.A. (Brazil)-66.662% is owned by MetLife International Holdings, LLC, 33.337% is owned by MetLife Worldwide Holdings, LLC and 0.001% is owned by Natiloportem Holdings, LLC.
5)	MetLife Administradora de Fundos Multipatrocinados Ltda. (Brazil) - 99.99998% of MetLife Administradora de Fundos Multipatrocinados Ltda. is owned by MetLife International Holdings, LLC and 0.00002% by Natiloportem Holdings, LLC.
6)	MetLife Seguros de Retiro S.A. (Argentina) - 96.8897% is owned by MetLife International Holdings, LLC, 3.1102% is owned by Natiloportem Holdings, LLC and 0.0001% by ITAS
7)	Best Market S.A. (Argentina) - 5% of the shares are held by Natiloportem Holdings, LLC and 95% is owned by MetLife International Holdings, LLC.

8)	Compania Inversora MetLife S.A. (Argentina) - 95.46% is owned by MetLife International Holdings, LLC and 4.54% is owned by Natiloportem Holdings, LLC.
aa) MetLife Servicios S.A. (Argentina) - 19.12% of the shares of MetLife Servicios S.A. are held by Compania Inversora MetLife S.A. 80.88% are held by Natiloportem Holdings, LLC.
9)	MetLife Worldwide Holdings, LLC (DE)
aa) BIDV MetLife Life Insurance Limited Liability Company (Vietnam) – 60.61% of BIDV MetLife Life Insurance Limited Liability Company is held by American Life Insurance Company and the remainder by third parties.
10)	MetLife International Limited, LLC (DE)
11)	MetLife Planos Odontologicos Ltda. (Brazil) - 99.999% is owned by MetLife International Holdings, LLC and 0.001% is owned by Natiloportem Holdings, LLC.
12)	MetLife Asia Limited (Hong Kong)
13)	AmMetLife Insurance Berhad (Malaysia) - 50.000002% of AmMetLife Insurance Berhad is owned by MetLife International Holdings, LLC and the remainder by a third party.
14)	AmMetLife Takaful Berhad (Malaysia) - 49.9999997% of AmMetLife Takaful Berhad is owned by MetLife International Holdings, LLC and the remainder by a third party.
15)	MAXIS GBN S.A.S. (France) - 50% of MAXIS GBN S.A.S. is held by MetLife International Holdings, LLC and the remainder by third parties.
16)	MetLife Mas, S.A. de C.V. (Mexico) - 99.99964399% MetLife Mas, S.A. de C.V. is owned by MetLife International Holdings, LLC and .00035601% is owned by International Technical and Advisory Services Limited.
aa) MetLife Global Holdings Corporation S.A. de C.V. (Ireland) - 98.9% is owned by MetLife International Holdings, LLC and 1.1% is owned by MetLife International Limited, LLC.
			i)	MetLife Ireland Treasury d.a.c (Ireland)
		1)	MetLife General Insurance Limited (Australia)
		2)	MetLife Insurance Limited (Australia) - 91.16468% of MetLife Insurance Limited (Australia) is owned by MetLife Ireland Treasury d.a.c and 8.83532% by MetLife Global Holdings Corp. S.A. de C.V.
			aaa)	The Direct Call Centre PTY Limited (Australia)
			bbb)	MetLife Investments PTY Limited (Australia)
				i)	MetLife Insurance and Investment Trust (Australia) - MetLife Insurance and Investment Trust is a trust vehicle, the trustee of which is MetLife Investments PTY Limited (“MIPL”). MIPL is a wholly owned subsidiary of MetLife Insurance PTY Limited.
	ii)	Metropolitan Global Management, LLC (Ireland) - 99.7% is owned by MetLife Global Holdings Corporation S.A. de C.V. and 0.3% is owned by MetLife International Holdings, LLC.
		1)	MetLife Mexico Holdings, S. de R.L. de C.V. (Mexico) - 99.99995% is owned by Metropolitan Global Management, LLC and .00005% is owned by MetLife International Holdings, LLC.
			aaa)	MetLife Pensiones Mexico S.A. (Mexico)- 97.5125% is owned by MetLife Mexico Holdings, S. de R.L. de C.V. and 2.4875% is owned by MetLife International Holdings, LLC.
			bbb)	MetLife Mexico Servicios, S.A. de C.V. (Mexico) - 99.050271% is owned by MetLife Mexico Holdings, S. de R.L. de C.V. and .949729% is owned by MetLife International Holdings, LLC.
				i)	ML Capacitacion Comercial S.A. de C.V.(Mexico) - 99% is owned by MetLife Mexico S.A. and 1% is owned by MetLife Mexico Servicios, S.A. de C.V.
		2)	MetLife Insurance Company of Korea, Ltd.- 14.64% is owned by MetLife Mexico S.A. de C.V. and 85.36% is owned by Metropolitan Global Management, LLC.
			aaa)	MetLife Financial Services, Co., Ltd. (South Korea)
	3.	Borderland Investments Limited (DE)
		a)	ALICO Hellas Single Member Limited Liability Company (Greece)
	4.	International Technical and Advisory Services Limited (DE)
	5.	ALICO Properties, Inc. (DE) - 51% of ALICO Properties, Inc. is owned by ALICO and the remaining interests are owned by third parties.

		a)	Global Properties, Inc. (DE)
W.	MetLife European Holdings, LLC (DE)
X.	MetLife Investment Management Holdings, LLC (DE)
	1)	MIM I LLC (PA), MIM EMD GP, LLC (DE)
	2)	MIM Property Management, LLC (DE)
	3)	MetLife Emerging Market Debt Blend Fund (Insurance Rated), L.P. (DE) - MIM EMD GP, LLC is the general partner of MetLife Emerging Market Debt Blend Fund (Insurance Rated), L.P. (the “Fund”). Metropolitan Life Insurance Company owns 77.73% of the Fund. The remainder is held by a third party.
		a)	MIM Property Management of Georgia 1, LLC (DE)
		b)	MIM MetWest International Manager, LLC (DE)
		c)	MIM ML-AI Venture 5 Manager, LLC (DE)
		d)	MIM Clal General Partner, LLC (DE)
	4)	MetLife Real Estate Lending LLC (DE)
	5)	ML Venture 1 Manager, S. de R.L. de C.V. (MEX) - 99.9% is owned by MetLife Investment Management Holdings, LLC and 0.1% is owned by MetLife Investment Management Holdings (Ireland) Limited.
	6)	MetLife Investment Management, LLC (DE)
	7)	ML Venture 1 Servicer, LLC (DE)
		a)	MetLife Single Family Rental Fund GP, LLC (DE)
			i)	MetLife Single Family Rental Fund, LP (DE) - MetLife Single Family Rental Fund GP, LLC is the general partner of MetLife Single Family Rental Fund, LP (the “Fund”). MetLife Investment Management, LLC is the sole limited partner in the Fund.
		b)	MetLife Enhanced Core Property Fund GP, LLC (DE) - MetLife Enhanced Core Property Fund GP is the general partner of MetLife Enhanced Core Property Fund LP (the “Fund”). The following affiliates hold limited partnership interests in the Fund: 33.3328% is held by Metropolitan Life Insurance Company and 33.3328% is held by Metropolitan Tower Life Insurance Company. The remainder is held by third parties.
		c)	MetLife Enhanced Core Property REIT, LLC (DE) - MetLife Enhanced Core Property Fund, LP is the manager of MetLife Enhanced Core Property REIT, LLC (the “Fund”) and holds 99.9% of the membership interests in the Fund. The remainder is held by third parties.
			i)	MetLife Enhanced Core Property Holdings, LLC (DE)
			ii)	MEC FIllmore Cherry Creek, LLC (DE)
1) The voting securities (excluding directors’ qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent corporation, unless otherwise indicated.
2) The Metropolitan Money Market Pool and MetLife Intermediate Income Pool are pass-through investment pools, of which Metropolitan Life Insurance Company and/or its subsidiaries and/or affiliates are general partners.
3) The MetLife, Inc. organizational chart does not include real estate joint ventures and partnerships of which MetLife, Inc. and/or its subsidiaries is an investment partner. In addition, certain inactive subsidiaries have also been omitted.
4) MetLife Services EEIG is a cost-sharing mechanism used in the EU for EU-affiliated members.
ITEM 33. INDEMNIFICATION
As described in their respective governing documents, MetLife, Inc. (the ultimate parent of the Depositor and MetLife Investors Distribution Company, the Registrant’s principal underwriter (the “Underwriter”), which is incorporated in the state of Missouri) and the Depositor, which is incorporated in the state of New York, shall indemnify any person who is made or is threatened to be made a party to any civil or criminal suit, or any administrative or investigative proceeding, by reason of the fact that such person is or was a director or officer of the respective company, under certain circumstances, against liabilities and expenses incurred by such person.
MetLife, Inc. also has adopted a policy to indemnify employees (“MetLife Employees”) of MetLife, Inc. or its affiliates (“MetLife”), including any MetLife Employees serving as directors or officers of the Depositor or the Underwriter. Under the policy, MetLife, Inc. will, under certain circumstances, indemnify MetLife Employees for losses and expenses incurred in connection with legal actions threatened or brought against them as a result of their service to MetLife. The policy excludes MetLife directors and others who are not MetLife Employees, whose rights to indemnification, if any, are as described in the charter, bylaws or other arrangement of the relevant company.
MetLife, Inc. also maintains a Directors and Officers Liability and Corporate Reimbursement Insurance Policy under which the Depositor and the Underwriter, as well as certain other subsidiaries of MetLife, are covered. MetLife, Inc. also has secured a Financial Institutions Bond.
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Company, pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
ITEM 34. PRINCIPAL UNDERWRITERS
(a)	MetLife Investors Distribution Company is the principal underwriter and distributor of the Policies. MetLife Investors Distribution Company is the principal underwriter for the following investment companies:
General American Separate Account Two
General American Separate Account Eleven
General American Separate Account Twenty-Eight
General American Separate Account Twenty-Nine
Metropolitan Life Separate Account E
Metropolitan Life Separate Account UL
Metropolitan Life Variable Annuity Separate Account II
Metropolitan Tower Separate Account One
Metropolitan Tower Separate Account Two
New England Life Retirement Investment Account
New England Variable Annuity Fund I
Paragon Separate Account A
Paragon Separate Account C
Paragon Separate Account D
Security Equity Separate Account 26
Security Equity Separate Account 27
Separate Account No. 13S
(b)	MetLife Investors Distribution Company is the principal underwriter for the Contracts. The following persons are officers and directors of MetLife Investors Distribution Company. The principal business address for MetLife Investors Distribution Company is 200 Park Avenue, New York, NY 10166.

Name and Principal Business Address	Positions and Offices With Underwriter
Derrick Kelson 200 Park Avenue New York, NY 10166	Director, Chairman of the Board, President and Chief Executive Officer
Kelli Buford 200 Park Avenue New York, NY 10166	Secretary
Christy Chandler 200 Park Avenue New York, NY 10166	Director, Vice President
Jessica T. Good 200 Park Avenue New York, NY 10166	Director, Vice President

Name and Principal Business Address	Positions and Offices With Underwriter
Bradd Chignoli 501 Route 22 Bridgewater, NJ 08807	Director, Senior Vice President
Michael Yick 1 MetLife Way Whippany, NJ 07981	Vice President and Treasurer
Patricia Fox 501 Route 22 Bridgewater, NJ 08807	Chief Compliance Officer
Geoffrey Fradkin 200 Park Avenue New York, NY 10166	Vice President
Lorene Elsie Guardado 200 Park Avenue New York, NY 10166	Assistant Vice President
Justin Saudo 200 Park Avenue New York, NY 10166	Vice President and Chief Information Security Officer
Thomas Schuster 200 Park Avenue New York, NY 10166	Director, Senior Vice President
Stuart Turetsky 200 Park Avenue New York, NY 10166	Chief Financial Officer
Robin Wagner 200 Park Avenue New York, NY 10166	Chief Legal Officer
(c) Compensation from the Registrant.
The following aggregate amount of commissions and other compensation was received by the Distributor, directly or indirectly, from the Registrant, during their last fiscal year.
NAME OF PRINCIPAL UNDERWRITER	NET UNDERWRITING DISCOUNTS AND COMMISSIONS	COMPENSATION ON REDEMPTION	BROKERAGE COMMISSIONS	COMPENSATION
MetLife Investors Distribution Company	$8,953,844	$0	$0	$0
ITEM 35. LOCATION OF ACCOUNTS AND RECORDS
Accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder are maintained by the following companies:
(a)	Registrant
(b)	Metropolitan Life Insurance Company MetLife GVUL; Suite 600; 11330 Olive Boulevard; St. Louis, Mo 63141
(c)	MetLife Investors Distribution Company 200 Park Avenue New York, NY 10166.
(d)	Metropolitan Life Insurance Company 200 Park Avenue New York, NY 10166

(e)	Metropolitan Life Insurance Company 18210 Crane Nest Road Tampa, FL 33647
ITEM 36. MANAGEMENT SERVICES
All management contracts are discussed in Part A or Part B.
ITEM 37. FEE REPRESENTATION
Metropolitan Life Insurance Company hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Metropolitan Life Insurance Company.
UNDERTAKINGS OF THE DEPOSITOR
During any time there are insurance obligations outstanding and covered by the guarantee issued by Metropolitan Tower Life Insurance Company (“Guarantee Period”), filed as an exhibit to this Registration Statement (the “Guarantee”), the Depositor hereby undertakes to provide notice to policyholders covered by the Guarantee promptly after the happening of significant events related to the Guarantee.
Depositor hereby undertakes during the Guarantee Period to cause Registrant to file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the current annual audited financial statements of the Guarantor in the Registration Statement are updated to be as of a date not more than 16 months from the effective date of this Registration Statement, and to cause Registrant to include as an exhibit to this Registration Statement the consent of the independent auditor of the Guarantor regarding such financial statements.
During the Guarantee Period, the Depositor hereby undertakes to include in the prospectus to policyholders, an offer to supply the Statement of Additional Information which shall contain the annual audited financial statements of the Guarantor, free of charge upon a policyholder’s request.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of St. Louis, and State of Missouri, on this 20th day of April, 2022.
Paragon Separate Account B (Registrant)
By:	Metropolitan Life Insurance Company (Depositor)
By:	/s/ ELIZABETH RICH
Elizabeth Rich Assistant Vice President Metropolitan Life Insurance Company

Metropolitan Life Insurance Company (Depositor)
By:	/s/ ELIZABETH RICH
Elizabeth Rich Assistant Vice President Metropolitan Life Insurance Company

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons, in the capacities indicated, on April 20, 2022.
*	Chairman of the Board Director
R. Glenn Hubbard
*	President, Chief Executive Officer and Director
Michel A. Khalaf
*	Executive Vice President, Chief Financial Officer
John McCallion
*	Executive Vice President and Chief Accounting Officer
Tamara Schock
*	Director
Cheryl W. Grise
*	Director
Carlos M. Gutierrez
*	Director
Gerald L. Hassell
*	Director
David L. Herzog
*	Director
Edward J. Kelly, III
*	Director
William E. Kennard
*	Director
Catherine R. Kinney
*	Director
Diana McKenzie
*	Director
Denise M. Morrison

*	Director
Mark A. Weinberger

By:	/s/ Robin Wagner
Robin Wagner Attorney-In-Fact April 20, 2022
*	Metropolitan Life Insurance Company. Executed by Robin Wagner, on behalf of those indicated pursuant to powers of attorney.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, Metropolitan Tower Life Insurance Company has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and the State of New York, on April 20, 2022.
Metropolitan Tower Life Insurance Company (Guarantor)
By:	/s/ Robin Wagner
Robin Wagner Associate General Counsel Metropolitan Tower Life Insurance Company

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on April 20, 2022.
*	President, Presiding Officer of the Board and Director
Graham Cox
*	Executive Vice President and Chief Accounting Officer
Tamara Schock
*	Senior Vice President and Chief Financial Officer
Michael Sakoulas
*	Director
Michael Borowski
*	Director
Bryan Boudreau
*	Director
Steven Caldwell
*	Executive Vice President, Executive Investment Officer and Director
Charles Scully
*	Director
Kevin Mackay
*	Director
Michael Zarcone

By:	/s/ Robin Wagner
Robin Wagner Attorney-In-Fact April 20, 2022
*	Metropolitan Tower Life Insurance Company. Executed by Robin Wagner, on behalf of those indicated pursuant to powers of attorney.

EXHIBIT INDEX
(f)(3)	Amended and Restated Charter of Metropolitan Life Insurance Company.

(h)(28)	Amendment dated as of June 7, 2021 to the Participation Agreement dated April 30, 2001 and May 16, 1989, as amended, by and among Metropolitan Life Insurance Company on behalf of itself and certain of its separate accounts; American Funds Insurance Series; and Capital Research and Management Company.
(h)(29)	Amendment dated as of May 27, 2021 to the Participation Agreement dated October 30, 1995 as amended, by and among Metropolitan Life Insurance Company on behalf of itself and certain of its separate accounts; Putnam Variable Trust and Putnam Retail Management Limited Partnership.
(h)(30)	Amendment dated as of May 17, 2021 to the Participation Agreement dated August 1, 1996 as amended by and among Metropolitan Life Insurance Company on behalf of itself and certain of its separate accounts; T. Rowe Price International Series, Inc., T. Rowe Price Equity Series, Inc., and T. Rowe Price Fixed Income Series, Inc.
(h)(31)	Amended and Restated Participation Agreement dated as of May 31, 1997, as amended and restated as of July 31st, 2003, by and among Paragon Life Insurance Company on its own behalf on its own behalf and on behalf of the Separate Account B of Paragon Life Insurance Company, a separate account of the Company, and Morgan Stanley Variable Investment Series (formerly, Dean Witter Variable Investment Series), an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts and Morgan Stanley Distributors Inc. (formerly, Dean Witter Distributors Inc.).

(n)	Consents of Independent Registered Public Accounting Firm & Independent Auditor
(r)(1)	Initial Summary Prospectuses (MFS)
(r)(2)	Initial Summary Prospectuses (Multi-Manager III)
(r)(3)	Initial Summary Prospectuses (Multi Manager C)
(r)(4)	Initial Summary Prospectuses (Putnam)
(r)(5)	Initial Summary Prospectuses (DWS C)
(r)(6)	Initial Summary Prospectuses (Metflex GVUL C)